UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08274

MassMutual Select Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA		01111
(Address of principal executive offices)		(Zip code)

Paul LaPiana
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:		(413) 744-1000

Date of fiscal year end:	9/30/2021

Date of reporting period:	9/30/2021

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MassMutual Select Funds

September 30, 2021

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Paul LaPiana

“MassMutual recognizes that talking about your future can be uncomfortable. That’s why we’re here – to help you build the future you want for yourself and your family. For nearly 170 years, through ups and downs and good times and bad, we have helped our clients protect their loved ones and prepare for a better tomorrow.”

September 30, 2021

The return of market volatility challenges retirement investors

I am pleased to present you with the MassMutual Select Funds Annual Report. During the fiscal year ended September 30, 2021, U.S. stocks were up over 30%, with investors seeing an end in sight to the global economic recession brought on by the COVID-19 pandemic. Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings throughout the reporting period. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in economic growth expectations, heightened inflationary pressures, and a lessening of monetary and fiscal policy support.

The return of volatility and the reality of market sell-offs can test an investor’s mettle, but also serve to remind investors that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long term. Retirement planning involves what financial professionals refer to as “long-term investing,” since most people save and invest for retirement throughout their working years. Although the financial markets will go up and down, individuals who take a long-term approach to investing realize that they have time to ride out the downturns as they work toward their retirement income goals.

●

Keep contributing. While you have no control over the investment markets, you can control how often and how much you contribute to your retirement account. Saving as much as possible and increasing your contributions regularly is one way retirement investors can help boost their retirement savings, regardless of the performance of the stock and bond markets.

●

Invest continually.* Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Retirement investors who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.

*Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Is it time to track your progress?

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement;

●	your retirement account is invested appropriately for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

Get to where you want to be

MassMutual recognizes that talking about your future can be uncomfortable. That’s why we’re here – to help you build the future you want for yourself and your family. For nearly 170 years, through ups and downs and good times and bad, we have helped our clients protect their loved ones and prepare for a better tomorrow. So we continue to encourage you to maintain perspective when it comes to retirement investing, regardless of any short-term changes in the markets or headline-making events that may be unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Paul LaPiana
President

The information provided is the opinion of MML Investment Advisers, LLC (MML Advisers) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Advisers, a wholly-owned subsidiary of MassMutual.     RS-50676-00

MassMutual Select Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2021

Market Highlights

●

For the reporting period from October 1, 2020 through September 30, 2021, U.S. stocks were up over 30%, with investors seeing an end in sight to the global economic recession brought on by the COVID-19 pandemic.

●

In the fourth quarter of 2020, investors looked past rising COVID-19 cases and responded positively to global plans to roll out COVID-19 vaccinations, further fiscal stimulus, and a post-Brexit trade agreement between the U.K. and the European Union. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s withdrawal from the European Union on January 31, 2020.)

●

In the first quarter of 2021, investors embraced falling COVID-19 case counts, a faster-than-expected vaccination rollout, another round of fiscal stimulus, and upgrades to economic growth and corporate earnings forecasts.

●

The second quarter of 2021 was a continuation of the prior quarter, with a significant percentage of the U.S. population receiving at least one dose of the vaccine and the widescale reopening of the economy. Concerns about inflation began to emerge, as the sharp rise in the demand for goods, services, homes, and labor outpaced supply.

●

In the third quarter of 2021, another wave of rising COVID-19 case counts slowed economic growth and heightened supply shortages and inflationary pressures. Expectations for the tightening of monetary policy and the U.S. Congress’s procrastination to pass a bill to avert a government shutdown in October added to the uncertainty.

●

Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings throughout the reporting period.

●

U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in economic growth expectations, heighted inflationary pressures, and a lessening of monetary and fiscal policy support.

Market Environment

Global stock investors experienced declining levels of volatility and strong positive returns for the fiscal year beginning October 1, 2020. U.S. stocks rose steadily in the period, buoyed by the Federal Reserve Board’s commitment to low interest rates, additional rounds of fiscal stimulus, rising expectations for strong economic growth, and rebounding corporate earnings. As a result, the broad market S&P 500® Index* (the “S&P 500”) delivered a strong 30.00% return for the fiscal year. The Dow Jones Industrial AverageSM was also up a respectable 24.15%. The technology-heavy NASDAQ Composite Index was also a big winner, advancing 30.26% for the fiscal year. Small- and mid-cap stocks outperformed their larger peers, as small-caps gained 47.68% – while value stocks outperformed their growth counterparts by approximately 8% during the period.

The continued market recovery, additional fiscal stimulus, conclusion of the U.S. presidential election, expectations for the tightening of monetary policy, and heightened inflationary pressures affected sectors differently, though all 11 sectors were in positive territory for the fiscal year. The energy, financial, and communication services sectors led in performance, enjoying double-digit growth, as they outperformed the S&P 500. The energy sector was the strongest performer for the fiscal year, up over 80%, aided by an 87% increase in the price of West Texas Intermediate (WTI) crude oil during the period. The utilities and consumer staples sectors trailed the S&P 500, each by nearly 20%.

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers, ending the fiscal year up 25.73%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended up 18.20% for the period. Developed international and emerging-market stocks benefited from increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings during the fiscal year.

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MassMutual Select Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from a low of 0.68% on October 1, 2020 to close the period at 1.52%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index ended the period down 0.90%. Investment-grade corporate bonds fared somewhat better. The Bloomberg U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 1.74% gain. The Bloomberg U.S. Corporate High Yield Bond Index also ended in positive territory, advancing 11.28%, aided by a sharp increase in commodity prices.

Review and maintain your strategy

MassMutual is committed to helping people secure their financial future and protect the ones they love. While the return of volatility and the reality of market sell-offs can test an investor’s mettle, we’d like to remind you as a retirement investor that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/21 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Total Return Bond Fund*, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

* Prior to 05/01/2021, the Fund’s name was MassMutual Select Total Return Bond Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class I shares returned 0.24%, outperforming the -0.90% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2021, credit issue selection delivered a boost to the Fund’s returns, with notable contributions coming from finance companies, communications such as wirelines, and non-cyclical health care, as these also outpaced the benchmark. Further benefiting returns was the Fund’s allocation to high yield, as that sector was one of the best-performing in the fixed income universe. In securitized products, residential mortgage sectors rewarded the Fund, supported by a strong housing market characterized by annualized double-digit home price appreciation, scant supply, and robust demand. Notable contributors included Fund holdings such as Alt-A and option ARM legacy non-agency MBS as well as low-coupon agency MBS TBAs. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes. In a TBA or “to be announced” trade, the seller of MBS agrees on a sale price, but does not specify which securities will be delivered to the buyer on settlement day.) The MBS TBAs continued to benefit from significant purchases by the Federal Reserve Board (the “Fed”), evidenced by their ongoing “specialness,” which represents the additional yield an investor receives by holding TBAs versus specific mortgage pools. Adding to relative returns were Fund holdings in CMBS as well as ABS, particularly floating-rate government guaranteed student loans. Finally, amid loftier rates, a shorter-than-benchmark duration profile bolstered the Fund’s relative performance. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.

Turning to the downside, hampering the Fund’s performance was its defensive posture, as those with more macro risk generally outperformed given the strong economic rebound from COVID-19-induced volatility. Specifically, an underweight allocation to credit sensitive industries, such as energy and cyclicals detracted from performance.

The Fund’s use of derivatives to manage duration and yield curve positioning had a minimal impact on performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

Looking ahead, MetWest believes that the record-setting equity gains and historically tight fixed income spreads are unsustainable, particularly considering the massive debt and deficit overhang that will have to be dealt with. Additionally, the Fed (along with central banks globally) will likely have a difficult job in trying to manage stimulus withdrawal, especially as the list of “unknowns” grows. In MetWest’s view, risks include the potential for meaningful volatility due to a possible Fed mistake, higher inflation, slowing growth, elevated leverage, and a change in the course of COVID-19. As such, Fund management believes that the Fed could be quicker to increase accommodation than to reduce it. Despite this vulnerable environment, in MetWest’s opinion, caution is warranted (especially in credit) as the disparate indicators will need to be reconciled. While it’s hard to know exactly how that will happen, in Fund management’s view, it won’t be a smooth process.

MassMutual Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/21
U.S. Treasury Obligations	37.4%
U.S. Government Agency Obligations and Instrumentalities*	32.4%
Corporate Debt	22.6%
Non-U.S. Government Agency Obligations	11.1%
Mutual Funds	1.9%
Bank Loans	1.8%
Sovereign Debt Obligations	0.9%
Municipal Obligations	0.6%
Purchased Options	0.0%
Total Long-Term Investments	108.7%
Short-Term Investments and Other Assets and Liabilities	(8.7)%
Net Assets	100.0%

* May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	07/06/2010	0.24%	3.56%	3.76%
Class R5	07/06/2010	0.06%	3.45%	3.65%
Service Class	07/06/2010	0.02%	3.35%	3.54%
Administrative Class	07/06/2010	-0.07%	3.26%	3.45%
Class A	04/01/2014	-0.33%	2.99%		3.01%
Class A (sales load deducted)*	04/01/2014	-4.56%	2.10%		2.42%
Class R4	07/06/2010	-0.20%	3.10%	3.30%
Class R3	07/06/2010	-0.47%	2.82%	3.04%
Bloomberg U.S. Aggregate Bond Index		-0.90%	2.94%	3.01%	3.34%

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Strategic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Strategic Bond Fund*, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed securities, and money market instruments. The Fund’s subadvisers are Western Asset Management Company, LLC (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited), which were responsible for approximately 59% of the Fund’s portfolio (Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund); and Brandywine Global Investment Management, LLC (Brandywine Global), which was responsible for approximately 41% of the Fund’s portfolio, as of September 30, 2021. Effective August 10, 2021, Brandywine Global was added as a subadviser of the Fund.

* Prior to 05/01/2021, the Fund’s name was MassMutual Select Strategic Bond Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 1.61%, outperforming the -0.90% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Western Asset component of the Fund, both investment-grade and high-yield credit exposures contributed positively to performance, as spreads tightened considerably during the period ended September 30, 2021. Credit spreads represent the difference in yields between nearly identical bonds with comparable maturities, but different quality ratings. Exposures to structured products, including non-agency residential and CMBS, as well as ABS, also contributed over the 12-month period. “Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes. Western Asset’s emerging markets exposures, which included both local currency and U.S. dollar-denominated positions, also meaningfully contributed to performance over the period, led by local currency exposures, given a generally weaker U.S. dollar.

In aggregate, Western Asset’s top-down macro strategies detracted from performance. For most of the period, the Western Asset Fund component had more interest rate exposure (duration) than the benchmark, which detracted from performance as interest rates rose meaningfully from the beginning to the end of the period. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Over the period, the 10-year U.S. Treasury yield rose from 0.69% to 1.52%. In addition, the 5s-30s section of the curve, which compares 5-year rates to 30-year rates, ended the period slightly flatter than it began. Thus, Western Asset’s yield curve positioning, which was biased toward a yield curve flattening environment, modestly contributed to returns. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) Finally, Western Asset used derivative instruments mainly for hedging purposes during the period, including adjusting duration and term structure exposures. The portfolio also used currency forwards and options to adjust exposure to various foreign currencies. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. Overall, the portfolio’s use of derivatives contributed to performance during the period.

During the portion of the period that Brandywine Global served as a subadviser of the Fund (August 10, 2021–September 30, 2021), the Brandywine Global Fund component benefited from its notable underweight allocations to both benchmark duration and corporate credit exposure. Brandywine Global was invested in highly liquid positions with limited interest rate sensitivity (such as treasury floaters), paired with a small amount of corporate credit exposure. The Fund component’s corporate credit holdings and its underweight allocation to U.S. Treasury duration drove performance during the reporting period. Conversely,

MassMutual Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

while relatively small in their allocation size and overall impact, the limited number of Fund component holdings in MBS worked against Brandywine Global in absolute and relative terms, over the period. Brandywine Global used U.S. Ultra Bond Futures to add an average of 0.86 years of U.S. Treasury duration into its portfolio. The performance result of these positions was benign, although this derivative use did detract modestly from the Brandywine Global’s absolute performance during the reporting period.

Subadviser outlook

Western Asset’s base case outlook is for continued improvement in global gross domestic product growth in the coming year as well as higher inflation as the world economy recovers on continued progress with the COVID-19 vaccination rollout. That stated, Western Asset is cautious about extrapolating short-term cyclical boosts into a presumption of a higher secular trend rate of growth or inflation. After the reopening bounce, Western Asset believes that the uncertainty of what lies ahead necessitates policy caution. Slowly rising long-term core inflation rates, with a broadening economic recovery, is the objective. The secular challenges that have kept U.S. and global growth to a moderate pace at best over the last several decades persist. These include the stagnation of Western societies’ middle-class wages, aging demographics, and rising global debt burdens. Given this backdrop, Western Asset expects central banks could remain extraordinarily accommodative for the foreseeable future and that strategic portfolio diversification should remain paramount.

Looking ahead, Brandywine Global expects either a spread-widening event in corporate credit, a sharp rise in Treasury yields, or a mix of both, which could create forward-looking value anomalies worthy of more material investment weightings. Were such market conditions to unfold, Brandywine Global would look to reposition from its currently reserved absolute risk posture towards higher-conviction weightings in the affected asset segments.

MassMutual Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Strategic Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/21
Corporate Debt	31.5%
U.S. Government Agency Obligations and Instrumentalities*	12.4%
Non-U.S. Government Agency Obligations	9.4%
U.S. Treasury Obligations	6.9%
Sovereign Debt Obligations	5.2%
Bank Loans	4.1%
Purchased Options	0.0%
Municipal Obligations	0.0%
Total Long-Term Investments	69.5%
Short-Term Investments and Other Assets and Liabilities	30.5%
Net Assets	100.0%

* May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	1.79%	4.03%		4.36%
Class R5	12/31/2004	1.61%	3.92%	4.22%
Service Class	12/31/2004	1.59%	3.81%	4.14%
Administrative Class	12/31/2004	1.49%	3.71%	4.02%
Class A	12/31/2004	1.12%	3.44%	3.76%
Class A (sales load deducted)*	12/31/2004	-3.18%	2.54%	3.31%
Class R4	04/01/2014	1.31%	3.56%		3.90%
Class R3	12/31/2004	1.03%	3.29%	3.56%
Bloomberg U.S. Aggregate Bond Index		-0.90%	2.94%	3.01%	3.34%

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Diversified Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Diversified Value Fund*, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund invests primarily in stocks of companies that the subadvisers believe are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 35% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 65% of the Fund’s portfolio, as of September 30, 2021.

* Prior to 05/01/2021, the Fund’s name was MassMutual Select Diversified Value Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 39.38%, outperforming the 35.01% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Brandywine Global component of the Fund, Brandywine notes that the reporting period began with strong performance from higher-priced companies within the value benchmark. Eventually, however, there was a pronounced rotation into lower-valuation companies. The Brandywine Global Fund component benefited by maintaining an underweight allocation to the safety of higher dividend-yielding sectors, such as utilities and consumer staples, while maintaining substantial exposure to banking and consumer finance industries within the financial sector. The technology sector was another area of strength for Brandywine Global. Despite maintaining a substantial overweight allocation to this underperforming sector, the strong performance by Fund component holding Oracle in the software industry helped to drive performance. Elsewhere, the global shortage of chips benefited semiconductor equipment manufacturers, such as Fund component holding Applied Materials. On the downside, health care is a defensive sector that lagged the broader market. Brandywine Global held an overweight allocation to this underperforming sector and to the biotechnology industry, which also underperformed. Biopharmaceutical company Amgen was a top detractor from the Fund component’s performance after it published a disappointing earnings release from weaker drug sales.

Within the T. Rowe Price component of the Fund, stock selection in the financial sector was the biggest contributor to relative performance, led by Fund holding Wells Fargo. Shares of the bank ended the period higher as consumer credit resilience and other factors boosted performance. The materials sector also aided relative results, due to Fund holdings like CF Industries, a manufacturer and distributor of agricultural fertilizers. Shares of the company ended the period higher, driven by an earnings report that showed the company executed well in an uncertain environment driven by unfavorable weather. Fund holdings in the industrials and business services sector also contributed to relative performance, led by General Electric. On the downside, Fund component holding Las Vegas Sands in the consumer discretionary sector was the largest relative detractor. Shares fell over the period due to coronavirus-driven uncertainty as vaccine distribution began and a return to leisure travel was uncertain. The energy sector also detracted from relative results for the period, driven by unfavorable stock selection, although a favorable overweight allocation to the sector partially offset losses.

The T. Rowe Price component of the Fund held warrants during the period, which generated minimal exposure and had a minimal impact on performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

MassMutual Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Brandywine Global observes that the world has gone through a tremendous amount of change over the last 18 months. Nevertheless, Brandywine Global has adhered to its investment philosophy of dispassionately focusing on undervalued companies and avoiding companies with unattractive quantitative and fundamental characteristics. The long overdue rebound in value only began during the last quarter of 2020 and has slowed recently. Brandywine Global believes in mean reversion over longer cycles and staunchly believes this could simply signal a pause in the rotation away from growth.

T. Rowe Price believes the potential exists for a decent recovery for the economy. They do ponder one key question, however: How much of this good news is already priced into the markets? While the market is historically on the expensive side, there are few realistic alternatives to equities, and equities within the value universe may benefit due to the regulatory and valuation concerns of big technology companies. As of September 30, 2021, the outlook for COVID-19 was improving, although the pace of global vaccine progress and “immune escape” variants created near-term market concerns. Looking ahead, T. Rowe Price believes selectivity will be key in investing, as certain areas of the market have become expensive due to the strong rebound since March 2020.

MassMutual Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Diversified Value Fund Largest Holdings (% of Net Assets) on 9/30/21
JP Morgan Chase & Co.	3.3%
Johnson & Johnson	3.2%
Comcast Corp. Class A	2.9%
Bank of America Corp.	2.6%
Anthem, Inc.	2.5%
Oracle Corp.	2.4%
Wells Fargo & Co.	2.2%
United Parcel Service, Inc. Class B	2.1%
Exxon Mobil Corp.	1.8%
The Southern Co.	1.8%
24.8%

MassMutual Diversified Value Fund Sector Table (% of Net Assets) on 9/30/21
Financial	27.8%
Consumer, Non-cyclical	21.1%
Industrial	10.0%
Technology	9.9%
Consumer, Cyclical	9.0%
Communications	6.1%
Energy	5.8%
Utilities	5.3%
Basic Materials	4.0%
Mutual Funds	0.9%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

MassMutual Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	39.59%	12.12%		9.50%
Class R5	10/15/2004	39.38%	11.98%	13.64%
Service Class	10/15/2004	39.28%	11.87%	13.53%
Administrative Class	10/15/2004	39.24%	11.78%	13.43%
Class A	10/15/2004	38.84%	11.50%	13.13%
Class A (sales load deducted)*	10/15/2004	31.20%	10.24%	12.49%
Class R4	04/01/2014	39.00%	11.61%		9.01%
Class R3	10/15/2004	38.73%	11.33%	12.92%
Russell 1000 Value Index		35.01%	10.94%	13.51%	9.37%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Fundamental Value Fund*, and who are the Fund’s subadvisers?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, with a focus on companies with large market capitalizations (which the subadvisers believe are generally above $1 billion). The Fund’s subadvisers are Boston Partners Global Investors, Inc. (Boston Partners), which managed approximately 49% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which managed approximately 51% of the Fund’s portfolio, as of September 30, 2021.

* Prior to 05/01/2021, the Fund’s name was MassMutual Select Fundamental Value Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 41.74%, significantly outperforming the 35.01% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2021, within the Boston Partners component of the Fund, the primary driver of performance was stock selection within the information technology, communication services, and industrial sectors. Within information technology, semiconductor equipment companies Applied Materials, Lam Research, and KLA were three Fund component holdings that benefited from increased capital spending by manufacturers. Avoiding underperforming benchmark constituent Intel also contributed. Fund component holdings in the communication services sector that were standouts were internet-related companies Alphabet and Facebook, which both continued to report strong earnings. Within the industrial sector, machinery company Deere aided relative performance, as agriculture fundamentals were extremely strong, as was equipment demand. Stock selection detracted within the materials and financial sectors. In materials, Boston Partners’ positions in gold miners Yamana and Kinross underperformed relative to more economically sensitive materials companies that are expected to benefit more from the reopening of the global economies. In the financial sector, an overweight allocation to auto insurer Progressive detracted on a relative basis, as the company experienced outsized margins in 2020. Boston Partners’ overweight allocation to the health care and information technology sectors also detracted from relative performance.

Within the Fund’s Barrow Hanley component, an underweight allocation to and stock selection within the consumer staples sector, and stock selection within the health care and industrial sectors added to Barrow Hanley’s relative performance during the period. On the other hand, stock selection in the communication services, energy, and real estate sectors detracted from the Barrow Hanley Fund component’s performance.

Subadviser outlook

Boston Partners plans to continue to maintain a focus on finding investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher. Boston Partners’ view is that the global economy could see a steady cyclical recovery over the next few years.

In Barrow Hanley’s opinion, the primary conditions needed for a sustained, impactful value run – including higher inflation, rising interest rates, and reasonable economic growth – are not only potentially present, but they are also more pronounced than they were in the fourth quarter of 2020. Barrow Hanley’s view is that not only has the value set-up improved, but value stocks have the potential to outperform their growth counterparts over the next four quarters.

MassMutual Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Fundamental Value Fund Largest Holdings (% of Net Assets) on 9/30/21
JP Morgan Chase & Co.	3.0%
Wells Fargo & Co.	2.8%
Johnson & Johnson	2.1%
UnitedHealth Group, Inc.	2.0%
General Dynamics Corp.	1.9%
Deere & Co.	1.7%
Cigna Corp.	1.7%
CVS Health Corp.	1.6%
Coca-Cola Europacific Partners PLC	1.5%
Chubb Ltd.	1.5%
19.8%

MassMutual Fundamental Value Fund Sector Table (% of Net Assets) on 9/30/21
Consumer, Non-cyclical	23.6%
Financial	23.3%
Industrial	12.9%
Consumer, Cyclical	9.9%
Technology	9.0%
Energy	7.2%
Communications	6.2%
Basic Materials	3.8%
Utilities	3.4%
Mutual Funds	0.0%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
Net Assets	100.0%

MassMutual Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	11/15/2010	41.76%	10.20%	12.66%
Class R5	12/31/2001	41.74%	10.09%	12.51%
Service Class	12/31/2001	41.43%	9.96%	12.41%
Administrative Class	12/31/2001	41.33%	9.87%	12.30%
Class A	12/31/2001	40.98%	9.59%	12.02%
Class A (sales load deducted)*	12/31/2001	33.23%	8.36%	11.39%
Class R4	04/01/2014	41.10%	9.69%		8.09%
Class R3	12/31/2002	40.82%	9.43%	11.81%
Russell 1000 Value Index		35.01%	10.94%	13.51%	9.37%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P 500® Index Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Index* (the “Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by MassMutual. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Service Class shares returned 29.63%, underperforming the 30.00% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees, expenses, or taxes and it is not possible to invest directly in the Index.

During the period ended September 30, 2021, global equities continued to rally from the 2020 lows brought on by COVID-19. The fourth quarter of 2020 was strongly positive, with a major boost from positive news around vaccine development and distribution. During the first quarter of 2021, continued rising interest rates and inflation concerns weighed on equity returns – but inoculation, economic reopening, and stimulus tailwinds proved powerful enough to result in modestly positive returns. In the second quarter, government bond yields settled, while U.S. equities – and growth stocks in particular – rebounded from mid-quarter pressure. Global equities advanced, as improving economic growth, policy support, and strong earnings overcame peak growth and excess inflation. Global equities were flat in the third quarter due to investor concerns on peak growth, inflation, and unwinding stimulus in September. U.S. small-cap value stocks were the strongest-performing market segment for the year, while emerging markets were the weakest, although still in positive territory.

The top-performing sectors within the Index were energy and financial, returning 82.95% and 59.14%, respectively. The energy sector benefited as prices moved sharply higher over the last six months, with natural gas at the forefront. The financial sector was helped by a rally in interest rates late in the third quarter.

Utilities and consumer staples were the worst-performing sectors for this period, with returns of 10.97% and 11.34%, respectively. Defensive sectors, such as utilities and consumer staples, were impacted, as investor worries began to fade.

The Fund uses equity futures to equitize/gain market exposure for relatively small amounts of cash in the Fund in order to minimize the uninvested cash balances and reduce the impact of any cash drag. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Looking ahead, NTI believes that the uncertainty concerning inflation and unwinding of stimulus measures is likely to prevail.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P 500 Index Fund Largest Holdings (% of Net Assets) on 9/30/21
Apple, Inc.	6.1%
Microsoft Corp.	5.8%
Amazon.com, Inc.	3.9%
Facebook, Inc. Class A	2.2%
Alphabet, Inc. Class A	2.2%
Alphabet, Inc. Class C	2.0%
Tesla, Inc.	1.7%
NVIDIA Corp.	1.4%
Berkshire Hathaway, Inc. Class B	1.4%
JP Morgan Chase & Co.	1.3%
28.0%

MM S&P 500 Index Fund Sector Table (% of Net Assets) on 9/30/21
Technology	23.4%
Consumer, Non-cyclical	19.9%
Communications	16.4%
Financial	15.2%
Consumer, Cyclical	9.7%
Industrial	7.8%
Energy	2.8%
Utilities	2.4%
Basic Materials	2.0%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
Net Assets	100.0%

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/07/2011	Since Inception 04/01/2014
Class I	12/07/2011	29.93%	16.78%		15.54%
Class R5	05/01/2001	29.78%	16.66%	16.40%
Service Class	03/01/1998	29.63%	16.49%	16.20%
Administrative Class	03/01/1998	29.45%	16.36%	16.11%
Class A	04/01/2014	29.14%	16.08%			13.16%
Class A (sales load deducted)*	04/01/2014	22.03%	14.78%			12.31%
Class R4	03/01/1998	29.26%	16.19%	15.91%
Class R3	12/31/2002	28.96%	15.91%	15.63%
S&P 500 Index		30.00%	16.90%	16.63%	15.65%	13.96%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Equity Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Equity Opportunities Fund*, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 28% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 72% of the Fund’s portfolio, as of September 30, 2021.

* Prior to 05/01/2021, the Fund’s name was MassMutual Select Equity Opportunities Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 25.48%, significantly underperforming the 30.96% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the Wellington Management component of the Fund, weak stock selection drove relative results, particularly within the industrial, consumer discretionary, and materials sectors. This was partially offset by stock selection within the consumer staples sector. Sector allocation also detracted from the Fund component’s relative performance. Wellington Management’s overweight allocation to consumer staples and lack of exposure to the energy and communication services sectors detracted the most. This was partially offset by the Fund component’s overweight allocation to the financial sector and lack of exposure to utilities. Top relative detractors for the period included Fund component holding consumer products company Colgate-Palmolive (consumer staples) and not holding Alphabet (communication services), a leading internet search provider (and parent company of Google). Shares of Colgate-Palmolive declined over the period as organic growth reported for the second quarter fell short of consensus expectations and management noted that the civil unrest and political disruptions in Columbia and Myanmar acted as headwinds to sales. Alphabet reported strong earnings in the second quarter, driven by accelerating Cloud and YouTube revenues. Although Alphabet’s stock traded up over the period, near the close of the fiscal year, shares came under pressure after the Australian Competition and Consumer Commission found that Google used its position to preference its own services and shield them from competition in ad-tech services. The commission subsequently called for new regulatory solutions. Top relative contributors for the period were globally integrated payments company American Express (financial) and not holding e-commerce retailer Amazon.com (consumer discretionary). Shares of American Express benefited from a significant reserve release in the second quarter. Revenue beat consensus estimates, driven by strong consumer spending. Management revised revenue guidance upward for 2021, as travel and expense spending recovered faster than previously expected. Amazon was a major COVID-19 beneficiary, however, in anticipation of economies reopening and the continuation of challenging year-over-year comparisons shares began to decline.

For the T. Rowe Price component of the Fund, adverse stock selection in the consumer discretionary sector detracted from relative returns for the year ended September 30, 2021. Shares of casino owner Las Vegas Sands fell over the period due to coronavirus-driven uncertainty as vaccine distribution began and the timing for a return to leisure travel was unclear. Later in the period, reported earnings for this Fund component holding continued to show uncertainty – particularly with respect to when Macau and Singapore, from which Las Vegas Sands derives a majority of its revenue, would return to more normal operations. Detrimental stock choices in the energy sector also had a negative impact on relative results, although this was largely offset by the Fund component’s advantageous overweight exposure to the top-performing sector. Turning to the positive, the financial sector was the top contributor to T. Rowe Price’s performance for the period due to favorable stock selection. Shares of Fund component holding Wells Fargo ended the period higher, as consumer credit resilience, among other factors, boosted performance. Strong stock choices in the materials sector, such as CF Industries, a manufacturer and distributor of nitrogen fertilizer, also contributed to relative performance. Shares of this Fund component holding ended the period higher, as the company executed well in an uncertain environment driven by unfavorable weather. The T. Rowe Price component of the Fund held warrants during the

MassMutual Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

period, which generated minimal exposure and had a minimal impact on performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Wellington Management believes that the degree of confidence prevailing from market observers and participants alike seems extreme. In Fund management’s view, those who are generally more upbeat continue to express the positive narrative with a strong voice, buoyed by several years of success. Many of the more cautious observers, like Wellington Management, remain equally confident that the clouds on the horizon are dark and many. In Wellington Management’s view, these are the most uncertain of times. Management believes that growth, low rates, productivity, and the cycle remain constructive factors for markets, while COVID-19, China, inflation, and the political environment remain challenges. Wellington Management believes that, while it is important to have a view and execute accordingly, it would be folly to do so with excessive confidence. At the end of the period, the Wellington Management Fund component had its largest overweight allocation to the consumer staples and health care sectors, and its greatest underweight allocation to the information technology sector.

T. Rowe Price believes the potential exists for a decent recovery for the economy. They do ponder one key question, however: How much of this good news is already priced into the markets? While the market is historically on the expensive side, there are few realistic alternatives to equities, and equities within the value universe may benefit due to the regulatory and valuation concerns of big technology companies. As of September 30, 2021, the outlook for COVID-19 was improving, although the pace of global vaccine progress and “immune escape” variants created near-term market concerns. Looking ahead, T. Rowe Price believes selectivity will be key in investing, as certain areas of the market have become expensive due to the strong rebound since March 2020.

MassMutual Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Equity Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/21
Chubb Ltd.	4.1%
Johnson & Johnson	3.9%
The TJX Cos., Inc.	3.8%
Colgate-Palmolive Co.	3.8%
Marsh & McLennan Cos., Inc.	3.7%
Medtronic PLC	3.6%
Northrop Grumman Corp.	3.5%
McDonald’s Corp.	3.5%
PepsiCo, Inc.	3.4%
UnitedHealth Group, Inc.	3.4%
36.7%

MassMutual Equity Opportunities Fund Sector Table (% of Net Assets) on 9/30/21
Consumer, Non-cyclical	37.0%
Financial	20.8%
Industrial	11.7%
Consumer, Cyclical	10.5%
Technology	6.4%
Basic Materials	6.1%
Utilities	2.5%
Energy	1.8%
Communications	1.3%
Mutual Funds	0.2%
Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%
Net Assets	100.0%

MassMutual Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	11/15/2010	25.67%	15.92%	16.18%
Class R5	05/01/2000	25.48%	15.79%	16.06%
Service Class	05/01/2000	25.44%	15.69%	15.95%
Administrative Class	05/01/2000	25.26%	15.57%	15.82%
Class A	05/01/2000	24.94%	15.27%	15.52%
Class A (sales load deducted)*	05/01/2000	18.07%	13.98%	14.87%
Class R4	04/01/2014	25.07%	15.38%		11.38%
Class R3	12/31/2002	24.79%	15.10%	15.31%
Russell 1000 Index		30.96%	17.11%	16.76%	13.94%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Fundamental Growth Fund*, and who are the Fund’s subadvisers?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadvisers believe offer the potential for long-term growth. While the Fund may invest in issuers of any size, the Fund currently focuses on securities of mid-capitalization companies. The Fund’s subadvisers are Westfield Capital Management Company, L.P. (Westfield), which was responsible for approximately 48% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 52% of the Fund’s portfolio, as of September 30, 2021.

* Prior to 05/01/2021, the Fund’s name was MassMutual Select Fundamental Growth Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 28.29%, underperforming the 30.45% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the Wellington Management component of the Fund, sector allocation, a residual of Wellington Management’s bottom-up stock selection process, weighed on performance, driven by underweight allocations, relative to the benchmark, to information technology and real estate, and overweight allocations to communication services and consumer discretionary. Weak security selection within the health care, financial, and information technology sectors also detracted from relative performance. This was partially offset by stronger security selection within the consumer discretionary and communication services sectors. Fund component holdings that were top detractors from relative returns included Incyte and BWX Technologies. Incyte is a U.S.-based biopharmaceutical company with leading blood-cancer drug Jakafi. The stock price fell amid FDA approval headwinds in the company’s new dermatology cream, Ruxolitinib Cream. Wellington Management subsequently exited the position. The share price of BWX Technologies, a nuclear component and product supplier, also fell over the period. In its most recent quarterly release, BWX Technologies management announced results below expectations due to headwinds in its Navy division, as temporary COVID-19- and capital expenditure-related disruptions pressured results. Fund component holdings that were top contributors to relative performance included KLA and CDW. The share price of KLA, a supplier of process controls for the semiconductor industry, rose as management topped expectations on consecutive earnings releases and delivered fiscal third-quarter guidance above consensus. Shares of CDW, a dominant value-added reseller of IT products and services, rose during the period, as CDW management reported strong earnings that beat consensus in all four reporting periods. Wellington Management trimmed its position in CDW but retained an overweight position as of September 30, 2021.

Within the Westfield component of the Fund, Fund component holdings in the health care sector were the top detractors from relative results. Targeted therapeutics company Ascendis Pharma was the largest detractor, due to a volatile first quarter in the biotech industry, in tandem with the absence of material fundamental news flow for the company. Fund component holdings within the financial sector were the primary drivers of Westfield’s for positive relative performance to the benchmark. For example, Synchrony Financial, a leading U.S. consumer lender, was the sector’s top contributor over the period. Fund component holdings within the consumer discretionary sector also added to Westfield’s performance during the period. Williams-Sonoma, Inc., a home products retailer, was the top contributor. The company experienced robust demand across its key brands, driven by increased consumer interest in investing in their homes and the company’s strong omni-channel capabilities.

Subadviser outlook

Wellington Management remains constructive, overall, on the macroeconomic backdrop in the U.S., recognizing there could be some bumps along the way. While Wellington Management notes that historically, they have tended to have overweight allocations to software, recently, they have been very selective, given generally unattractive valuations – and have used this underweight as a source of funds for what Wellington Management views as long-term opportunities, particularly in the

MassMutual Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

communication services and consumer sectors. As of September 30, 2021, Wellington Management held its largest overweight allocations to the consumer discretionary, communication services, and financial sectors, and its greatest underweight allocations to the health care, information technology, and real estate sectors.

Looking forward, Westfield believes that companies with strong underlying earnings growth that trade at reasonable valuations could be favored at the expense of high multiple momentum growth stocks. Westfield believes that, with persistent inflation likely for the foreseeable future, their focus will remain on high-quality operators with pricing power that are advantageously positioned for uncertain input costs and continued supply chain disruptions.

MassMutual Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Fundamental Growth Fund Largest Holdings (% of Net Assets) on 9/30/21
ICON PLC	3.8%
Seagen, Inc.	3.5%
TransUnion	3.3%
KLA Corp.	2.3%
Avalara, Inc.	2.1%
Etsy, Inc.	2.1%
Fortune Brands Home & Security, Inc.	2.0%
Match Group, Inc.	2.0%
ZoomInfo Technologies, Inc. Class A	2.0%
Omnicell, Inc.	2.0%
25.1%

MassMutual Fundamental Growth Fund Sector Table (% of Net Assets) on 9/30/21
Consumer, Non-cyclical	28.7%
Technology	24.4%
Consumer, Cyclical	15.6%
Communications	11.5%
Industrial	10.9%
Financial	5.7%
Energy	0.9%
Mutual Funds	0.8%
Basic Materials	0.7%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

MassMutual Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	28.46%	20.00%		15.92%
Class R5	05/01/2000	28.29%	19.91%	17.11%
Service Class	05/01/2000	28.05%	19.79%	16.97%
Administrative Class	05/01/2000	28.10%	19.72%	16.87%
Class A	05/01/2000	27.60%	19.37%	16.57%
Class A (sales load deducted)*	05/01/2000	20.58%	18.03%	15.91%
Class R4	04/01/2014	27.79%	19.53%		15.43%
Class R3	12/31/2002	27.69%	19.28%	16.36%
Russell Midcap Growth Index		30.45%	19.27%	17.54%	14.83%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Blue Chip Growth Fund*, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadvisers currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 55% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which managed approximately 45% of the Fund’s portfolio, as of September 30, 2021.

* Prior to 05/01/2021, the Fund’s name was MassMutual Select Blue Chip Growth Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 21.46%, significantly underperforming the 27.32% return of the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund also significantly underperformed the 30.00% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the T. Rowe Price component of the Fund, security selection hampered relative results for the reporting period, although the effect was partially offset by favorable sector allocation. Consumer discretionary, information technology, and health care detracted the most from the Fund component’s relative performance, while communication services and consumer staples contributed the most to relative returns. With respect to specific Fund holdings, continued waves of regulatory pressure weighed on shares of Alibaba Group Holding. Most recently, the Chinese government announced new guidelines that seek to prevent unfair competition and limit the extent to which companies can utilize user data. Within the information technology sector, Global Payments, which provides payment processing services to merchants, detracted. Despite a strong rebound for merchant and consumer businesses in the U.S., stay-at-home dynamics in the second half of 2020 and an uneven global recovery weighed on overall payment volumes, sending shares lower. In health care, Vertex Pharmaceuticals declined in value after the discontinuation of two key developmental treatments following disappointing clinical results. Communication services was the biggest relative contributor for the year ended September 30, 2021, owing to a favorable overweight allocation to the sector, while weak stock selection partially offset the gains. Within the sector, several interactive media and services companies benefited from impressive earnings reports. T. Rowe Price’s underweight allocation to the consumer staples sector helped relative performance, as the defensive haven fell out of favor due in part to the continued rollout of COVID-19 vaccines, which is expected to reduce stay-at-home behaviors.

Within the Loomis Sayles component of the Fund, stock selection in the consumer discretionary, health care, information technology, financial, consumer staples, and energy sectors – along with the Fund component’s allocations to the industrial, information technology, consumer staples, and financial sectors – detracted from relative performance. Fund component holdings Alibaba (China) and Vertex Pharmaceuticals were the largest detractors from performance, whereas Alphabet and Nvidia were the top contributors. Alibaba is the world’s largest retail platform. During the period, Alibaba reported solid fundamentals and continued market share gains, but shares have been under pressure since late 2020 due to investor concerns regarding increasing regulatory intervention by the Chinese government. Due to its conviction to the long-term value of the Fund component holding, Loomis Sayles added to its position in Alibaba in July. Vertex Pharmaceuticals, the leader in creating therapies for patients suffering from cystic fibrosis, declined modestly during the Fund component’s holding period. On the positive side, Alphabet, the parent company of Google (the global leader in online search and advertising) reported financial results that reflected a strong recovery in advertising spending, which had been depressed due to COVID-19, while revenue growth accelerated and adjusted operating margins expanded. Nvidia is the world leader in graphic processing units, which enable computers to produce and utilize highly realistic 3D graphic imagery and models. Nvidia reported financial results during the period that were better than consensus expectations, driven by broad-based strength that included quarterly revenue records in the company’s gaming, data center, and professional visualization segments in the second half of the year.

MassMutual Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe Price notes that, despite the strength and speed of the global economic recovery, potential risks to growth seem to persist. Vaccine progress remains slow in parts of the world, and new variants remain a potential threat. While the Biden administration is seeking to raise the U.S. corporate tax rate, T. Rowe Price believes that any increase is likely to be moderate and neutral for U.S. equity markets. However, they believe that proposed increases in capital gains and dividend taxes could be negative for after-tax returns on most asset classes. The U.S. debt ceiling impasse in Congress has injected uncertainty into financial markets. In China, a tightening regulatory environment threatens to constrain the growth prospects of large technology firms.

The Loomis Sayles investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower turnover portfolio, where sector positioning is the result of stock selection. At the end of the fiscal year, the Loomis Sayles Fund component held overweight allocations to the health care, communication services, industrial, energy, consumer staples, and financial sectors – and underweight allocations to the information technology and consumer discretionary sectors. Loomis Sayles held no positions in the real estate, materials, or utilities sectors.

MassMutual Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 9/30/21
Amazon.com, Inc.	8.9%
Facebook, Inc. Class A	7.0%
Alphabet, Inc. Class C	5.9%
Microsoft Corp.	5.6%
Visa, Inc. Class A	4.0%
NVIDIA Corp.	3.8%
Alphabet, Inc. Class A	2.8%
Apple, Inc.	2.7%
Oracle Corp.	2.0%
salesforce.com, Inc.	2.0%
44.7%

MassMutual Blue Chip Growth Fund Sector Table (% of Net Assets) on 9/30/21
Communications	35.8%
Technology	28.3%
Consumer, Non-cyclical	17.5%
Financial	6.8%
Consumer, Cyclical	5.7%
Industrial	4.1%
Energy	0.6%
Basic Materials	0.2%
Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
Net Assets	100.0%

MassMutual Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	21.60%	21.22%		17.46%
Class R5	06/01/2001	21.46%	21.10%	19.72%
Service Class	06/01/2001	21.36%	20.97%	19.61%
Administrative Class	06/01/2001	21.21%	20.86%	19.47%
Class A	06/01/2001	20.91%	20.55%	19.18%
Class A (sales load deducted)*	06/01/2001	14.26%	19.19%	18.51%
Class R4	04/01/2014	21.05%	20.67%		16.94%
Class R3	12/31/2002	20.72%	20.38%	18.96%
Russell 1000 Growth Index#		27.32%	22.84%	19.68%	18.18%
S&P 500 Index		30.00%	16.90%	16.63%	13.96%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Growth Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Growth Opportunities Fund*, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 51% of the Fund’s portfolio; and Jackson Square Partners, LLC (Jackson Square), which was responsible for approximately 49% of the Fund’s portfolio, as of September 30, 2021.

* Prior to 05/01/2021, the Fund’s name was MassMutual Select Growth Opportunities Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 28.64%, outperforming the 27.32% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2021, the Sands Capital component of the Fund benefited from both sector allocation and security selection. The communication services sector accounted for over 50% of the Fund component’s outperformance for the period. On a relative basis, the Fund component holdings that were the largest contributors to performance included Sea, a leading gaming, ecommerce, and digital payments platform in Southeast Asia; Square, a digital financial services provider; Align Technology, the market-leading producer of orthodontic clear aligners; Match Group, a leader in online dating applications; and Atlassian, a leading vendor of workplace collaboration and productivity software. On the downside, Fund component holdings that were the largest relative detractors from performance were all businesses that Sands Capital sold during the period. They included Microsoft, a leading global software business; Alphabet, the operator of Google and YouTube; Adobe, a leading content creation and editing software provider; Grocery Outlet, the largest U.S. grocery discounter by market share; and Coupa Software, a leading provider of enterprise procurement software.

Within the Jackson Square component of the Fund, from a sector perspective, strong relative performance in health care partially offset weak relative performance in the information technology sector. Fund component holdings that were the top contributors to performance included KKR & Co. Inc., Datadog Inc., and Paycom Software, Inc. Specifically, KKR, a global investment firm that manages multiple alternative asset classes across private and public markets, reported strong earnings during the period. The firm’s fundraising tailwinds showed no signs of slowing and the company was able to deploy capital quickly. On the other hand, Fund component holdings that were the largest detractors from performance were Wix.com Ltd., Coupa Software, Inc., and Zoom Video Communications, Inc. The share price of top detractor Wix.com Ltd., a cloud-based web development platform, reversed after the company reduced its 2021 guidance. The company, like most other internet businesses, saw weakness in demand during the summer of 2021.

Subadviser outlook

Sands Capital notes that the factors that drove market returns over the course of 2021 demonstrates how unpredictable markets can be in the short term. Over longer time periods, Sands Capital believes that history shows us that stock prices tend to follow compounded earnings growth, and that most value creation accrues to a select group of winners. Therefore, Sands Capital plans to continue to focus on finding the select companies that Fund management believes can generate above-average growth over the next five or more years.

MassMutual Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

In the view of Jackson Square, the economic backdrop remains accommodative to equity prices, although with a sustained higher level of volatility and market concerns over the potential inflation impact of a return to normal business activity. Jackson Square believes that the U.S. market may have passed the peak of negative impacts brought on by the Delta variant of COVID-19 – and that investors have turned their attention to assessing the level and profile of economic recovery. Furthermore, Jackson Square notes there is increasing investor focus on assessing the impact of potential Biden Administration policy changes, and the latest political battles – including how far to go on aggressive spending programs in infrastructure and social services. Nevertheless, Jackson Square remains consistent in its long-term investment philosophy of owning strong secular growth companies with competitive positions that have the potential to grow market share and possibly deliver shareholder value in a variety of market environments.

MassMutual Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Growth Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/21
Visa, Inc. Class A	5.6%
Sea Ltd. ADR	5.3%
Netflix, Inc.	5.2%
ServiceNow, Inc.	5.1%
Amazon.com, Inc.	4.9%
Microsoft Corp.	4.4%
Uber Technologies, Inc.	4.3%
Twilio, Inc. Class A	4.0%
Match Group, Inc.	3.7%
Charter Communications, Inc. Class A	3.5%
46.0%

MassMutual Growth Opportunities Fund Sector Table (% of Net Assets) on 9/30/21
Communications	35.4%
Technology	28.0%
Consumer, Non-cyclical	19.9%
Financial	9.3%
Consumer, Cyclical	4.7%
Industrial	1.2%
Mutual Funds	0.0%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

MassMutual Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/07/2011	Since Inception 04/01/2014
Class I	12/07/2011	28.69%	23.47%		18.83%
Class R5	05/01/2000	28.64%	23.35%	19.53%
Service Class	05/01/2000	28.53%	23.26%	19.42%
Administrative Class	05/01/2000	28.30%	23.10%	19.28%
Class A	05/01/2000	27.99%	22.80%	18.99%
Class A (sales load deducted)*	05/01/2000	20.95%	21.41%	18.32%
Class R4	04/01/2014	28.08%	22.91%			16.65%
Class R3	12/31/2002	27.84%	22.64%	18.77%
Russell 1000 Growth Index		27.32%	22.84%	19.68%	18.73%	18.18%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Mid Cap Value Fund*, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadvisers are American Century Investment Management, Inc. (American Century), which managed approximately 34% of the Fund’s portfolio; PanAgora Asset Management, Inc. (PanAgora), which oversaw approximately 30% of the Fund’s portfolio; and Thompson, Siegel & Walmsley LLC (TSW), which was responsible for approximately 36% of the Fund’s portfolio, as of September 30, 2021. Effective March 31, 2021, PanAgora and TSW were added as subadvisers of the Fund.

* Prior to 05/01/2021, the Fund’s name was MassMutual Select Mid Cap Value Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 36.22%, significantly underperforming the 42.40% return of the Russell Midcap® Value Index (the “benchmark”), which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the American Century component of the Fund, stock selection in the financial sector detracted from relative results. American Century’s preference for owning higher-quality banks and not owning companies in the consumer finance industry weighed on performance for the year ended September 30, 2021. An overweight allocation (relative to the benchmark) to and stock selection within the typically defensive consumer staples sector also weighed on returns, as investors favored lower-quality stocks or those benefiting more directly from economic reopening. The share price of Fund component holding Conagra Brands, a food products company, lagged after standing out as one of the primary beneficiaries of stay-at-home directives and surging grocery store sales. On the other hand, Fund component holdings within the information technology sector, particularly in the semiconductors and semiconductor equipment industry, helped to drive American Century’s absolute returns. Semiconductor company Applied Materials was a top contributor, as it benefited from strong product demand. American Century exited the position on the strong outperformance. American Century buys foreign exchange forward hedge contracts to offset the inherent currency risks of holding foreign securities. Exposure to derivatives did not have a material effect on performance in the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Within the Fund’s TSW component during the period March 31, 2021 through September 30, 2021, the primary detractors for the year were the real estate and basic materials sectors. Within real estate, an underweight allocation to the sector was the primary detractor. Within basic materials, TSW’s underweight allocation to the sector and position in Kinross Gold Corp. were the primary detractors. Kinross, a gold exploration company, had a fire at one of their mines impacting production in the short term, negatively impacting the stock price. From a traditional attribution lens, the primary contributors for TSW were the consumer discretionary and telecommunications sectors. Within consumer discretionary, an underweight allocation to and stock selection within the sector contributed to returns. Fund component holdings LKQ, an auto parts distributor, and eBay Inc., an e-commerce provider, were the top contributors. Within telecommunications, Fund component holdings Liberty Broadband Corp., a company providing cable and broadband services, and DISH Network Corp., a pay-tv provider with meaningful wireless spectrum ownership, were the top contributors.

Within the Fund’s PanAgora component during the period March 31, 2021 through September 30, 2021 the top detractors were the financial and utilities sectors. Within the financial sector, the largest detractor was PanAgora’s underweight allocation to Discover Financial Services, an American financial services company whose share price appreciated over 25% for the period. On the other hand, top contributions within the PanAgora Fund component came from the health care, real estate, and materials sectors due to strong stock selection. Within health care, an overweight allocation to Waters Corp., an analytical laboratory instrument and software company headquartered in Milford, Massachusetts, helped to drive PanAgora’s returns, as the share

MassMutual Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

price of the stock advanced over 20% for the year. PanAgora subsequently exited the position. Within the real estate sector, the top contributor was Jones Lang LaSalle Inc., a global commercial real estate services company whose stock price surged at the beginning of August due to earnings beating estimates.

Subadviser outlook

American Century believes that high-quality stocks are trading at a discount, and that easy monetary and fiscal policies have encouraged investors to hold lower-quality and more volatile stocks. Their metrics show low-quality stocks are now trading at the widest premium to high-quality stocks in more than a decade. In American Century’s view, higher-quality and lower-volatility stocks have the potential to outperform if interest rates rise, inflation increases, and the economy enters a mid-cycle phase.

The economy remains, in TSW’s estimation, on track for a potentially meaningful recovery, driven by continued vaccine deployment; however, TSW believes that persistent supply chain disruption and inflationary concerns warrant a watchful eye. In TSW’s view the market has become overly optimistic; but TSW also notes that, over longer periods of time, markets generally act rationally and efficiently.

PanAgora does not attempt to forecast its excess returns. In their view, PanAgora’s investment process and stock selection methodology enhances their U.S. Mid Cap Stock Selector strategy. The strategy’s focus on company fundamentals plays a critical role during periods of market turbulence. PanAgora believes that preferring companies that are profitable, well managed, and competitive within their industry will give their strategy the potential to prevail during periods of extreme market stress.

MassMutual Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Mid Cap Value Fund Largest Holdings (% of Net Assets) on 9/30/21
Dollar Tree, Inc.	1.3%
Cerner Corp.	1.2%
McKesson Corp.	1.1%
Zimmer Biomet Holdings, Inc.	1.1%
Centene Corp.	1.0%
Jones Lang LaSalle, Inc.	0.9%
NiSource, Inc.	0.9%
Axalta Coating Systems Ltd.	0.9%
HP, Inc.	0.9%
Evergy, Inc.	0.9%
10.2%

MassMutual Mid Cap Value Fund Sector Table (% of Net Assets) on 9/30/21
Financial	25.7%
Consumer, Non-cyclical	17.8%
Industrial	13.5%
Consumer, Cyclical	11.5%
Utilities	9.0%
Communications	6.9%
Technology	6.1%
Energy	4.5%
Basic Materials	2.6%
Mutual Funds	0.2%
Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%
Net Assets	100.0%

MassMutual Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/07/2011	Since Inception 04/01/2014
Class I	12/07/2011	36.36%	10.09%		11.24%
Class R5	08/29/2006	36.22%	9.98%	12.35%
Service Class	08/29/2006	36.08%	9.87%	12.23%
Administrative Class	08/29/2006	35.93%	9.77%	12.12%
Class A	08/29/2006	35.51%	9.47%	11.83%
Class A (sales load deducted)*	08/29/2006	28.06%	8.24%	11.20%
Class R4	04/01/2014	35.64%	9.59%			7.63%
Class R3	08/29/2006	35.39%	9.34%	11.64%
Russell Midcap Value Index		42.40%	10.59%	13.93%	12.81%	9.34%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Small Cap Value Equity Fund*, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 55% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 45% of the Fund’s portfolio, as of September 30, 2021.

* Prior to 05/01/2021, the Fund’s name was MassMutual Select Small Cap Value Equity Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 54.14%, significantly underperforming the 63.92% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the Wellington Management Fund component, sector allocation and stock selection in the financial, materials, and energy sectors both detracted from performance for the period ended September 30, 2021. From the sector perspective, an underweight allocation to the energy sector and an overweight allocation to the consumer staples sector hampered performance for the reporting period. Fund component holdings that were among the top relative detractors included American Woodmark (industrial) and CDK Global (information technology). Shares of American Woodmark ended the period lower after the cabinet maker experienced earnings disruption from supply chain issues and cost pressures. Shares of CDK Global, which sells subscription-based software and technology solutions to automotive retailers, ended the period lower after reporting disappointing guidance for the upcoming fiscal year. Strong security selection in the health care, information technology, and industrial sectors helped to fuel the Wellington Management Fund component’s strong absolute performance for the year, and a positive contribution from an underweight allocation to the health care sector was also additive. Fund component holdings that were among the top relative contributors for the period included Magnolia Oil & Gas (energy) and Onto Innovation (information technology). Shares of Magnolia Oil & Gas, an independent oil and gas exploration and production business focused on the Eagle Ford basin in South Texas, rose on increased commodity prices and management guidance for stronger-than-expected production volumes and lower costs on a per-well basis. Shares of Onto Innovation, an equipment manufacturer that makes process control equipment used in both the front and back ends of the manufacturing process, rose as the company benefited from strong new product introductions that both won the company market share and expanded their market. As a result of continued strength, the stock reached Fund management’s price target and Wellington Management eliminated the position.

Within the Barrow Hanley component of the Fund, Fund management’s heavy concentration in economically sensitive stocks, such as those in the industrial sector, materially underperformed since the beginning of the new year as interest rates and the COVID-19-affected economy began to temporarily soften. Defensive and high-yielding stocks such as those found in the utilities and real estate sectors (which Barrow Hanley has traditionally avoided due to their lower longer-term return potential) underperformed to the Fund component’s relative advantage. One Fund component holding that contributed to Barrow Hanley’s strong absolute performance for the reporting period is Greenbriar Companies, Inc., which is the largest global manufacturer of railroad cars and barges for the maritime transportation of goods. Barrow Hanley purchased this stock less than a year before the March 2020 bear market lows, at prices in the low $20s. Then at prices about 40% below those initial levels, Fund management leveraged an outstanding opportunity to add to the Fund component’s exposure. As economic expectations deteriorated during the late bear market, Barrow Hanley began to significantly increase its stake in Greenbriar Companies, and shares have risen from about $13 at their lows to $45 as of the end of the reporting period.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Based on Wellington Management’s three- to-five year time horizon, Fund management believes they will be able to continue to find attractively valued investment opportunities created by the inefficiencies frequently found among small- and mid-cap companies. At the end of the period, the Fund component had its largest overweight allocations to the industrial, consumer staples, and financial sectors. During the period, Wellington Management added bank holding company First Citizens (financial), hydrocarbon exploration company Chesapeake Energy (energy), and Syneos Health (health care), a biopharmaceutical company, to the Fund component. As of the end of the reporting period, the Wellington Management Fund component held its largest underweight allocations to the real estate, communication services, and health care sectors.

Barrow Hanley does not try to predict absolute returns. Instead, it strives to provide for the highest level of relative returns possible, regardless of market conditions. Consistent with this objective, its view is that the market’s desire for certainty and “the company of the crowd” will provide a high level of individual stock-specific opportunity for longer-term, lower-risk investing. Barrow Hanley believes that, when this occurs, those with the discipline to remain apart from the crowd and seek out unpopular opportunities could benefit disproportionately.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 9/30/21
Darling Ingredients, Inc.	1.8%
Adient PLC	1.7%
Texas Capital Bancshares, Inc.	1.7%
WillScot Mobile Mini Holdings Corp.	1.6%
MGIC Investment Corp.	1.6%
Gentherm, Inc.	1.6%
OFG Bancorp	1.5%
Brooks Automation, Inc.	1.5%
Air Transport Services Group, Inc.	1.5%
Umpqua Holdings Corp.	1.4%
15.9%

MassMutual Small Cap Value Equity Fund Sector Table (% of Net Assets) on 9/30/21
Industrial	26.3%
Financial	25.1%
Consumer, Non-cyclical	14.5%
Consumer, Cyclical	9.9%
Technology	9.0%
Basic Materials	6.9%
Utilities	2.6%
Communications	2.2%
Energy	1.3%
Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%
Net Assets	100.0%

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	54.27%	10.08%		8.29%
Class R5	03/31/2006	54.14%	9.97%	13.93%
Service Class	03/31/2006	53.95%	9.88%	13.83%
Administrative Class	03/31/2006	53.93%	9.76%	13.69%
Class A	03/31/2006	53.40%	9.48%	13.41%
Class A (sales load deducted)*	03/31/2006	44.96%	8.25%	12.77%
Class R4	04/01/2014	53.54%	9.60%		7.81%
Class R3	04/01/2014	53.27%	9.32%		7.54%
Russell 2000 Value Index		63.92%	11.03%	13.22%	8.52%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Small Company Value Fund*, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are AllianceBernstein L.P. (AllianceBernstein), which managed approximately 68% of the Fund’s portfolio; and American Century Investment Management, Inc. (American Century), which oversaw approximately 32% of the Fund’s portfolio, as of September 30, 2021.

* Prior to 05/01/2021, the Fund’s name was MassMutual Select Small Company Value Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 73.32%, significantly outperforming the 63.92% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted. The Fund also significantly outperformed the 47.68% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2021, with respect to the AllianceBernstein component of the Fund, security selection and sector allocations both contributed to the Fund’s remarkable performance in both relative and absolute terms. Security selection in the industrial sector helped to drive the Fund component’s performance, more than offsetting its less-than-favorable stock selection in the energy sector. An underweight allocation to the health care sector also contributed, while an underweight allocation to the energy sector detracted. Equipment rental company Herc Holdings was one Fund component holding that contributed to returns, after management outlined strategic initiatives, a capital allocation plan and introduced forecasts with strong revenue and cash flow growth over the next three years. Another Fund component holding, textbook and education technology company Houghton Mifflin Harcourt (HMH), rose after agreeing to sell its HMH Books & Media trade publishing business for $349 million. Internet marketing company Criteo was another Fund component holding that outperformed after its fourth-quarter 2020 earnings beat expectations and it provided 2021 revenue and earnings guidance that exceeded consensus expectations. On the downside, the AllianceBernstein component of the Fund did not hold any shares in GameStop or AMC Entertainment, and this lack of exposure detracted over the 12-month period, as both stocks were driven up by speculative fervor. Homebuilder KB Home was one Fund component holding that hampered performance, due to increased investor concerns that demand growth in the housing market, spurred by the pandemic, would wane.

Within the American Century component of the Fund, an overweight allocation to the financial sector proved beneficial, especially in banks. Stock selection was advantageous as well. For example, shares of Fund component holding Signature Bank, a higher-quality New York-based commercial bank, were driven by a strengthening economy, rising interest rates, a steepening yield curve, and notable cryptocurrency deposits. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) Exposure to the capital markets industry also supported returns. An overweight allocation to consumer discretionary was beneficial, with stock selection in household durables contributing most. Positions in the textiles, apparel and luxury goods industry also added to performance for the American Century Fund component. On the downside, Fund component holdings in the materials sector detracted, particularly in the containers and packaging industry. Pactiv Evergreen, a large producer of fresh food and beverage packaging, underperformed due to this Fund component’s lower-than-expected guidance for the year, driven by transitory challenges caused by the pandemic. Also hampering American Century’s performance was an underweight allocation to the energy sector, particularly in the oil, gas, and consumable fuels industry. Fund component holdings in this industry also hindered performance. The American Century Fund component’s exposure to derivatives did not have a material

MassMutual Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

effect on performance during the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

AllianceBernstein observes that the most recent quarter did little to resolve investor uncertainty about the post-pandemic U.S. economic recovery. Positive trends in mobility data and consumer demand were offset by supply-chain bottlenecks and labor shortages. Investors continue to grapple with how these supply-chain issues and spiraling inflation will affect company earnings. Despite this uncertainty, AllianceBernstein remains focused on holding companies that combine value and quality, with a focus on those companies with strong business models and management teams that AllianceBernstein believes will be able to navigate supply-chain shortages and pass along input cost increases.

Looking ahead, American Century believes that attractive valuations could come from information technology, since certain Fund component holdings within that sector have been driven down to compelling valuations due to cyclical factors, trade war fears, or operational miscues. In addition, American Century is optimistic about its large overweight allocation to the consumer discretionary sector, which is dispersed across higher-quality specialty retail companies (boat and automobile dealers), leisure product manufacturers, attractively valued restaurant and leisure companies, and household durables providers. American Century continues to hold these positions on their belief that they have the potential to perform well as the economy continues to recover from the COVID-19 crisis.

MassMutual Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Small Company Value Fund Largest Holdings (% of Net Assets) on 9/30/21
Herc Holdings, Inc.	1.4%
BankUnited, Inc.	1.4%
Korn Ferry	1.4%
The Goodyear Tire & Rubber Co.	1.3%
Independent Bank Group, Inc.	1.2%
Pacific Premier Bancorp, Inc.	1.1%
Physicians Realty Trust	1.1%
The Hain Celestial Group, Inc.	1.0%
Independence Realty Trust, Inc.	1.0%
MEDNAX, Inc.	1.0%
11.9%

MassMutual Small Company Value Fund Sector Table (% of Net Assets) on 9/30/21
Financial	32.8%
Consumer, Cyclical	20.4%
Industrial	14.6%
Consumer, Non-cyclical	12.6%
Technology	5.6%
Basic Materials	5.1%
Communications	3.4%
Energy	2.5%
Utilities	1.8%
Mutual Funds	1.1%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

MassMutual Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	11/15/2010	73.67%	11.84%	12.91%
Class R5	12/31/2001	73.32%	11.73%	12.78%
Service Class	12/31/2001	73.14%	11.61%	12.67%
Administrative Class	12/31/2001	73.10%	11.51%	12.56%
Class A	12/31/2001	72.61%	11.22%	12.26%
Class A (sales load deducted)*	12/31/2001	63.12%	9.97%	11.63%
Class R4	04/01/2014	72.68%	11.33%		8.08%
Class R3	12/31/2002	72.23%	11.05%	12.06%
Russell 2000 Value Index#		63.92%	11.03%	13.22%	8.52%
Russell 2000 Index		47.68%	13.45%	14.63%	10.24%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P® Mid Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the S&P MidCap 400® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The “S&P MidCap 400 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by MassMutual. Standard & Poor’s®, S&P®, and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400 Index.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class I shares returned 43.51%, underperforming the 43.68% return of the Index, which measures the performance of mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the of U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses and it is not possible to invest directly in the Index.

During the period ended September 30, 2021, global equities continued to rally from the 2020 lows brought on by COVID-19. The fourth quarter of 2020 was strongly positive, with a major boost from positive news around vaccine development and distribution. During the first quarter of 2021, continued rising interest rates and inflation concerns weighed on equity returns – but inoculation, economic reopening, and stimulus tailwinds proved powerful enough to result in modestly positive returns. In the second quarter, government bond yields settled, while U.S. equities – and growth stocks in particular – rebounded from mid-quarter pressure. Global equities advanced, as improving economic growth, policy support, and strong earnings overcame peak growth and excess inflation. Global equities were flat in the third quarter due to investor concerns over peak growth, inflation, and unwinding stimulus in September. U.S. small-cap value stocks were the strongest-performing market segment for the year. Emerging markets were the weakest performing segment, but were still in positive territory.

The top-performing sectors within the Index were energy and financial, returning 105.64% and 63.78%, respectively. The energy sector benefited as prices moved sharply higher over the last six months, with natural gas at the forefront. The financial sector was helped by a rally in interest rates late in the third quarter.

Consumer staples and utilities were the worst-performing sectors for this period, with returns of 14.81% and 22.69%, respectively. Defensive sectors, such as consumer staples and utilities, were impacted as investor worries began to fade.

The Fund uses equity futures to equitize/gain market exposure for relatively small amounts of cash in the Fund in order to minimize the uninvested cash balances and reduce the impact of any cash drag. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Looking ahead, NTI believes that uncertainty concerning inflation and unwinding of stimulus measures is likely to prevail.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P Mid Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/21
Signature Bank	0.7%
Molina Healthcare, Inc.	0.7%
FactSet Research Systems, Inc.	0.6%
Camden Property Trust	0.6%
Repligen Corp.	0.6%
Cognex Corp.	0.6%
SolarEdge Technologies, Inc.	0.6%
Masimo Corp.	0.6%
Williams-Sonoma, Inc.	0.6%
Nordson Corp.	0.6%
6.2%

MM S&P Mid Cap Index Fund Sector Table (% of Net Assets) on 9/30/21
Financial	23.9%
Industrial	19.4%
Consumer, Non-cyclical	17.2%
Consumer, Cyclical	16.4%
Technology	8.4%
Basic Materials	4.1%
Energy	3.9%
Utilities	2.9%
Communications	2.9%
Mutual Funds	0.2%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
Net Assets	100.0%

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	Since Inception 07/26/2012	Since Inception 04/01/2014
Class I	07/26/2012	43.51%	12.75%	13.76%
Class R5	07/26/2012	43.33%	12.65%	13.64%
Service Class	07/26/2012	43.09%	12.48%	13.48%
Administrative Class	07/26/2012	42.96%	12.36%	13.36%
Class A	07/26/2012	42.61%	12.08%	13.08%
Class A (sales load deducted)*	07/26/2012	34.76%	10.82%	12.38%
Class R4	04/01/2014	42.84%	12.20%		10.03%
Class R3	04/01/2014	42.50%	11.92%		9.76%
S&P MidCap 400 Index		43.68%	12.97%	13.98%	10.78%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Russell 2000® Small Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is sponsored solely by MassMutual. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 2000® Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “Russell 2000®” and “Russell®” are trade marks of the relevant LSE Group company and are used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class I shares returned 47.46%, underperforming the 47.68% return of the Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees, expenses, or taxes and it is not possible to invest directly in the Index.

During the period ended September 30, 2021, global equities continued to rally from the 2020 lows brought on by COVID-19. The fourth quarter of 2020 was strongly positive, with a major boost from positive news around vaccine development and distribution. During the first quarter of 2021, continued rising interest rates and inflation concerns weighed on equity returns – but inoculation, economic reopening, and stimulus tailwinds proved powerful enough to result in modestly positive returns. In the second quarter, government bond yields settled, while U.S. equities – and growth stocks in particular – rebounded from mid-quarter pressure. Global equities advanced, as improving economic growth, policy support, and strong earnings overcame peak growth and excess inflation. Global equities were flat in the third quarter due to investor concerns on peak growth, inflation, and unwinding stimulus in September. U.S. small-cap value stocks were the strongest-performing market segment for the year, while emerging markets were the weakest, although still in positive territory.

The top-performing sectors within the Index were energy and communication services, returning 154.77% and 75.73%, respectively. The energy sector benefited as prices moved sharply higher over the last six months, with natural gas at the forefront. Communication services benefited from pandemic-related stay-at-home behaviors.

Utilities and health care were the worst-performing sectors for this period, with returns of 18.86% and 19.74%, respectively. Defensive sectors, such as utilities and health care, were impacted, as investor worries began to fade.

The Fund uses equity futures to equitize/gain market exposure for relatively small amounts of cash in the Fund in order to minimize the uninvested cash balances and reduce the impact of any cash drag. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Looking ahead, NTI believes that the uncertainty concerning inflation and unwinding of stimulus measures is likely to prevail.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM Russell 2000 Small Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/21
AMC Entertainment Holdings, Inc. Class A	0.7%
Intellia Therapeutics, Inc.	0.3%
Crocs, Inc.	0.3%
Lattice Semiconductor Corp.	0.3%
Ovintiv, Inc.	0.3%
Tetra Tech, Inc.	0.3%
Scientific Games Corp. Class A	0.3%
Zurn Water Solutions Corp.	0.3%
Biohaven Pharmaceutical Holding Co. Ltd.	0.3%
Asana, Inc. Class A	0.3%
3.4%

MM Russell 2000 Small Cap Index Fund Sector Table (% of Net Assets) on 9/30/21
Consumer, Non-cyclical	25.7%
Financial	21.7%
Consumer, Cyclical	13.2%
Industrial	12.3%
Technology	11.5%
Communications	4.6%
Energy	4.5%
Basic Materials	3.0%
Utilities	2.5%
Mutual Funds	2.5%
Government	0.0%
Corporate Debt	0.0%
Total Long-Term Investments	101.5%
Short-Term Investments and Other Assets and Liabilities	(1.5)%
Net Assets	100.0%

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	Since Inception 07/26/2012	Since Inception 04/01/2014
Class I	07/26/2012	47.46%	13.35%	13.60%
Class R5	07/26/2012	47.29%	13.23%	13.48%
Service Class	07/26/2012	47.09%	13.06%	13.30%
Administrative Class	07/26/2012	46.99%	12.94%	13.19%
Class A	07/26/2012	46.55%	12.66%	12.89%
Class A (sales load deducted)*	07/26/2012	38.49%	11.39%	12.20%
Class R4	04/01/2014	46.67%	12.78%		9.63%
Class R3	04/01/2014	46.38%	12.51%		9.37%
Russell 2000 Index		47.68%	13.45%	13.69%	10.24%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Mid Cap Growth Fund*, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 74% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 26% of the Fund’s portfolio, as of September 30, 2021.

Except as noted below, the MassMutual Mid Cap Growth Fund has not been available for purchase by new investors since August 15, 2018. Customers who were invested in the Fund on August 15, 2018 will continue to be able to invest. Investment products and programs offered by MassMutual and by Empower Retirement, LLC or their respective affiliates, including, but not limited to, certain separate investment accounts, mutual funds, collective trust funds, qualified and non-qualified retirement plans, and IRA customers, as well as other institutional investors and programs sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm, may be able to purchase the Fund at the discretion of MML Advisers. Sales of Fund shares may be further restricted or reopened in the future.

* Prior to 05/01/2021, the Fund’s name was MassMutual Select Mid Cap Growth Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 29.44%, underperforming the 30.45% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the T. Rowe Price component of the Fund, a meaningful underweight allocation to the information technology (IT) sector drove relative underperformance for the period ended September 30, 2021. Stock selection in IT services and an underweight allocation to software also weighed on relative performance in a period where richly valued, aggressive growth companies delivered exceptional returns. Additionally, security selection in the health care sector hampered relative performance for the period. With respect to specific Fund component holdings, despite strong performance on the back of Pfizer’s positive vaccine news, shares of medical supply company Teleflex had been volatile since the spring, when a resurgence of coronavirus cases prompted fears that elective and noncritical medical visits and procedures would be cancelled or postponed, curtailing demand for the company’s products. On the other hand, stock selection, coupled with a favorable underweight allocation to the communication services sector, contributed to T. Rowe Price’s relative performance during the period. Specifically, shares of Liberty Media Formula One Corp, which controls the exclusive commercialization of the immensely popular F1 motorsport races, gained ground over the period, as the widespread availability of vaccines enabled the return of in-person sporting events. Finally, consumer staples also contributed due to an underweight allocation to the sector.

For the Frontier component of the Fund, an underweight allocation to technology, due to high valuations across software companies, detracted from the Fund’s relative performance despite favorable stock selection within the sector. The strongest returns from Frontier’s Fund component holdings came from the consumer discretionary and financial sectors, although this was offset partially by headwinds in health care. With respect to specific Fund component holdings, in health care patient care service provider Amedisys Inc. was hurt by lower-than-expected occupancy in their hospice business, resulting from a higher member death rate during the pandemic. Within real estate, cellular tower operator SBA Communications declined due to muted 5G installations. Turning to the positive, Casino operator Caesars Entertainment Inc. reported a record profit margin as business improved dramatically with rising vaccination rates and operating costs that remained low due to the changes implemented during the pandemic. In the financial sector, SVB Financial Group rallied on earnings that trounced Wall Street’s expectations on strong capital markets and robust loan growth, fueled by a nearly 90% jump in the asset base.

MassMutual Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe Price notes that 2021 has been a good year for equity markets, but continues to be a frustrating environment for valuation-conscious growth investors. While the high-flying growth stocks have taken a pause in recent months, Fund management has yet to see multiples contract in recognition that the persistently high-growth expectations being priced into entire industries that management believes is unlikely to come to fruition for many constituents. As the global economy slowly moves beyond the coronavirus-induced hardships of the past 18 months, T. Rowe Price believes there is a potential path for growth to broaden out to attractively valued, but ignored, companies that feature fundamentally sound but temporarily impaired businesses ready to participate in economic reacceleration and a “return to normalcy.”

In Frontier’s view, while demand remains strong, persistent supply-chain pressures and paradoxical labor shortages limit the U.S. economy’s potential. Frontier believes that these factors are likely to temper earnings growth, particularly among the companies that lack pricing power. Also, Frontier believes that concerns about high energy prices, combined with the looming fears of Federal Reserve tapering and escalating debt ceiling contention, could weaken market sentiment. Nevertheless, Frontier observes that economies are reopening on firmer footings despite recent virus spikes; companies are finding ways to post record profits even in the face of increasing input costs – and consumer finances remain healthy. As we get past the peak holiday season, Frontier is optimistic that supply-chain bottlenecks and labor shortages could eventually subside.

MassMutual Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 9/30/21
Microchip Technology, Inc.	2.2%
Hologic, Inc.	2.1%
Ball Corp.	2.0%
Catalent, Inc.	1.9%
Agilent Technologies, Inc.	1.8%
Teleflex, Inc.	1.8%
Textron, Inc.	1.6%
Marvell Technology, Inc.	1.6%
Bruker Corp.	1.4%
Ingersoll Rand, Inc.	1.4%
17.8%

MassMutual Mid Cap Growth Fund Sector Table (% of Net Assets) on 9/30/21
Consumer, Non-cyclical	30.5%
Technology	20.4%
Consumer, Cyclical	17.2%
Industrial	15.9%
Financial	6.2%
Communications	5.9%
Utilities	1.0%
Basic Materials	0.8%
Mutual Funds	0.7%
Energy	0.2%
Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%
Net Assets	100.0%

MassMutual Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	11/15/2010	29.52%	17.46%	17.20%
Class R5	06/01/2000	29.44%	17.35%	17.07%
Service Class	06/01/2000	29.29%	17.23%	16.95%
Administrative Class	06/01/2000	29.16%	17.11%	16.82%
Class A	06/01/2000	28.80%	16.82%	16.53%
Class A (sales load deducted)*	06/01/2000	21.72%	15.50%	15.88%
Class R4	04/01/2014	28.92%	16.93%		13.88%
Class R3	12/31/2002	28.60%	16.65%	16.31%
Russell Midcap Growth Index		30.45%	19.27%	17.54%	14.83%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Small Cap Growth Equity Fund*, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 60% of the Fund’s portfolio; and Invesco Advisers, Inc. (Invesco), which oversaw approximately 40% of the Fund’s portfolio, as of September 30, 2021.

* Prior to 05/01/2021, the Fund’s name was MassMutual Select Small Cap Growth Equity Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 36.53%, outperforming the 33.27% return of the Russell 2000 Growth Index (the “benchmark”), which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund underperformed the 47.68% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the Wellington Management component of the Fund, favorable security selection within the financial and information technology sectors was a primary driver of performance for the period ended September 30, 2021. Sector allocation, a residual of Wellington Management’s bottom-up stock selection process, also contributed to relative performance due to the Fund’s underweight allocations to the health care and utilities sectors, and overweight allocation to the financial sector. An underweight allocation to the energy sector detracted, partially offsetting results. Fund component holdings that were among the top relative contributors for the period included SunPower (information technology) and Western Alliance (financial). Shares of solar panel maker SunPower ended the period higher after shares soared in January. To meet the growing demand for solar, SunPower announced substantial expansion plans for its SunPower Residential Installation program, which helps homeowners access the renewable energy sector. Shares of Western Alliance ended the period higher, as the stock price surged in the first quarter of 2021 after the company reported strong fourth-quarter earnings. Wellington Management eliminated both positions from the Fund component’s portfolio. Fund component holdings that were top detractors from relative returns included DraftKings and Ollie’s Bargain Outlet (both in the consumer discretionary sector). The share price of DraftKings, an online sports entertainment service that includes online sports betting, fell in the second quarter of 2021 after setting all-time highs in March. Wellington Management eliminated DraftKings from its portfolio. Shares of Ollie’s Bargain Outlet fell during the period, as investors reacted negatively to the discount retailer’s second-quarter earnings report. Results were weak against last year’s record results when the company benefited from the initial COVID-19 retail backdrop by keeping its stores open. Wellington Management trimmed its position but continued to hold the name as of the end of the reporting period.

With respect to the Invesco component of the Fund, strong stock selection within the information technology and industrial sectors, as well as stock selection and an underweight allocation to the health care sector were the primary performance drivers during the reporting period. This was partially offset by weaker stock selection within the consumer discretionary and communication services sectors. The top-performing Fund component holdings were Repligen Corporation, Lattice Semiconductor, and Kornit Digital. Repligen Corporation, a supplier of bioprocessing equipment, reported strong third-quarter 2020 financial results in part due to accelerated orders for equipment that will be used to help manufacture COVID-19 vaccines and therapeutics. Lattice Semiconductor’s revenue growth accelerated as a result of its new Field Programmable Gate Arrays semiconductor devices, combined with strong global demand. Kornit Digital’s printers offer significant costs savings compared to analog printers and provide greater customization capabilities for sports apparel companies. Fund component holdings that were among the top detractors from Invesco’s performance included iRythm Technologies, Bandwidth, and Magnite. iRhythm Technologies’ stock

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

underperformed due to a surprising cut to Medicare reimbursement for its ambulatory cardiac monitor, which was announced in February. Bandwidth, which offers voice-over internet, integrated phone systems, smartphones, and business-grade internet connectivity solutions through cloud-based communications, experienced decelerating revenue growth. Finally, Magnite is a leading sell-side platform for digital programmatic advertising on the internet with a strong position in CTV (streaming TV). The company, which helps publishers monetize digital ad inventory, detracted from performance for a number of reasons, including a high valuation that weighed on the name.

Subadviser outlook

Wellington Management’s investment approach emphasizes individual stock selection; sector weights are a residual of its bottom-up investment process. Wellington Management strives to find attractively valued investment opportunities created by the inefficiencies frequently found among small-cap companies.

Invesco notes that, although the Delta variant of COVID-19 reduced the pace of growth this past summer, fiscal and monetary stimulus remains robust and COVID-19 cases seem to be receding. As a result, Invesco anticipates economic activity to gain strength in the final months of 2021 and into early 2022. Invesco also believe rates of economic and corporate earnings growth have peaked for this cycle, with headwinds from supply chain difficulties, inflationary pressures, and labor shortages gaining strength. Invesco plans to continue to focus on harnessing the power of compound growth by identifying companies best positioned to thrive in an ever-changing environment.

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 9/30/21
Inspire Medical Systems, Inc.	1.3%
Kornit Digital Ltd.	1.2%
Varonis Systems, Inc.	1.2%
Medpace Holdings, Inc.	1.2%
Manhattan Associates, Inc.	1.1%
Sprout Social, Inc. Class A	1.1%
Chart Industries, Inc.	1.1%
Lattice Semiconductor Corp.	1.0%
Repligen Corp.	1.0%
iShares Russell 2000 Growth ETF	1.0%
11.2%

MassMutual Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 9/30/21
Consumer, Non-cyclical	24.1%
Technology	19.4%
Industrial	16.6%
Consumer, Cyclical	13.8%
Financial	12.5%
Communications	5.0%
Mutual Funds	4.1%
Energy	2.4%
Basic Materials	2.0%
Utilities	0.3%
Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%
Net Assets	100.0%

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	11/15/2010	36.68%	19.98%	17.62%
Class R5	05/03/1999	36.53%	19.85%	17.50%
Service Class	05/03/1999	36.36%	19.73%	17.37%
Administrative Class	05/03/1999	36.23%	19.60%	17.24%
Class A	05/03/1999	35.83%	19.31%	16.95%
Class A (sales load deducted)*	05/03/1999	28.36%	17.97%	16.29%
Class R4	04/01/2014	36.11%	19.44%		13.41%
Class R3	12/31/2002	35.63%	19.13%	16.72%
Russell 2000 Growth Index#		33.27%	15.34%	15.74%	11.57%
Russell 2000 Index		47.68%	13.45%	14.63%	10.24%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM MSCI EAFE® International Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the MSCI EAFE Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MassMutual. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class I shares returned 24.95%, underperforming the 25.73% return of the Index, which measures the performance of large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses and it is not possible to invest directly in the Index.

During the period ended September 30, 2021, global equities continued to rally from the 2020 lows brought on by COVID-19. The fourth quarter of 2020 was strongly positive, with a major boost from positive news around vaccine development and distribution. During the first quarter of 2021, continued rising interest rates and inflation concerns weighed on equity returns – but inoculation, economic reopening, and stimulus tailwinds proved powerful enough to result in modestly positive returns. In the second quarter, government bond yields settled, while U.S. equities – and growth stocks in particular – rebounded from mid-quarter pressure. Global equities advanced, as improving economic growth, policy support, and strong earnings overcame peak growth and excess inflation. Global equities were flat in the third quarter due to investor concerns on peak growth, inflation, and unwinding stimulus in September. U.S. small-cap value stocks were the strongest-performing market segment for the year, while emerging markets were the weakest, although still in positive territory.

The top-performing sectors within the Index were energy and financial, returning 63.97% and 45.04%, respectively. Utilities and consumer staples were the worst-performing sectors for this period, with returns of 4.71% and 9.09%, respectively.

The top-performing countries were Austria and Norway, returning 99.82% and 47.05%, respectively. New Zealand and Hong Kong were the worst-performing countries for this period, with returns of -1.97% and 15.02%, respectively.

The Fund uses equity futures to equitize/gain market exposure for relatively small amounts of cash in the Fund in order to minimize the uninvested cash balances and reduce the impact of any cash drag. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Looking ahead, NTI believes that the uncertainty concerning inflation and unwinding of stimulus measures is likely to prevail.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM MSCI EAFE International Index Fund Largest Holdings (% of Net Assets) on 9/30/21
Nestle SA Registered	2.0%
ASML Holding NV	1.8%
Roche Holding AG	1.5%
LVMH Moet Hennessy Louis Vuitton SE	1.2%
Toyota Motor Corp.	1.1%
AstraZeneca PLC	1.1%
Novartis AG Registered	1.1%
Novo Nordisk A/S Class B	0.9%
Unilever PLC	0.8%
SAP SE	0.8%
12.3%

MM MSCI EAFE International Index Fund Sector Table (% of Net Assets) on 9/30/21
Consumer, Non-cyclical	25.1%
Financial	19.6%
Industrial	14.3%
Consumer, Cyclical	13.6%
Technology	6.5%
Basic Materials	6.4%
Communications	5.5%
Energy	3.7%
Utilities	3.1%
Mutual Funds	1.7%
Diversified	0.2%
Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%
Net Assets	100.0%

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	Since Inception 07/25/2012	Since Inception 04/01/2014
Class I	07/25/2012	24.95%	8.59%	8.51%
Class R5	07/25/2012	24.83%	8.51%	8.40%
Service Class	07/25/2012	24.68%	8.34%	8.24%
Administrative Class	07/25/2012	24.54%	8.22%	8.12%
Class A	07/25/2012	24.25%	7.96%	7.85%
Class A (sales load deducted)*	07/25/2012	17.41%	6.74%	7.19%
Class R4	04/01/2014	24.37%	8.07%		4.48%
Class R3	04/01/2014	24.02%	7.79%		4.22%
MSCI EAFE Index		25.73%	8.81%	8.59%	5.12%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Overseas Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Overseas Fund*, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. The Fund’s subadvisers are Massachusetts Financial Services Company (MFS), which was responsible for approximately 65% of the Fund’s portfolio; and Harris Associates L.P. (Harris), which oversaw approximately 35% of the Fund’s portfolio, as of September 30, 2021.

* Prior to 05/01/2021, the Fund’s name was MassMutual Select Overseas Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 30.07%, outperforming the 25.73% return of the MSCI EAFE Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2021, with respect to the MFS component of the Fund, stock selection and an overweight allocation to the industrial sector, relative to the benchmark, contributed to relative returns. Overweight allocations to certain Fund component holdings – including electronics company Hitachi (Japan), diversified industrial manufacturer Rolls-Royce (United Kingdom), and electrical distribution equipment manufacturer Schneider Electric (France) were primary drivers of performance. Stock selection in the consumer discretionary sector further strengthened relative returns. There, the Fund’s overweight allocation to shares of luxury goods company LVMH (France) bolstered relative results. Elsewhere, the Fund’s overweight allocations to consulting services provider Capgemini (France), financial services firm ING (Netherlands), banking firm KBC (Belgium), and pharmaceutical company Merck (United States) aided relative results.

On the downside, security selection and an underweight allocation to the financial sector weakened relative results for the MFS component of the Fund, led by its overweight allocation to stock exchange Deutsche Boerse (Germany). Fund component holdings in other sectors that weighed on relative results included overweight allocations to industrial and medical gas supplier Air Liquide (France), cosmetic products manufacturer Beiersdorf (Germany), telecommunications services provider Koninklijke Philips (Netherlands), life sciences company Bayer (Germany), and household products manufacturer Reckitt Benckiser (United Kingdom).

For the Harris Fund component of the Fund, the U.K. provided the best relative performance, as all 18 underlying holdings posted positive returns. Switzerland produced the next-best result, owing to share price advances for seven of eight underlying holdings in this geography, followed by France, where seven of nine underlying holdings produced positive absolute returns. Fund component holdings in Australia detracted most from relative performance, driven by share price declines from materials company Orica and financial firm AMP. The next largest negative relative results came from Fund component holdings in China and South Africa. From a sector perspective, the financial sector furnished the best relative result, owing to positive outcomes from both stock selection (as 12 of 14 underlying holdings advanced) as well as a greater-than-benchmark weighting. Fund component holdings in the industrial and materials sectors delivered the next-best relative returns. Technology sector holdings had the largest negative relative performance, due in large part to a less-than-benchmark weighting. The Harris Fund component holds hedges on the Swiss franc. Over the past 12 months, hedges contributed to the Harris Fund component’s performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

MFS observes that while arguably, equity markets have enjoyed the tailwinds of a near-perfect investment world – strong earnings growth, abundant liquidity, low interest rates, and volatility at new post-COVID lows – perhaps behavioral themes have reconditioned investors. MFS questions whether equity markets will keep going up just because of FOMO (the “fear of missing

MassMutual Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

out”), or because there is no viable alternative to owning equities when bond yields are so low. One of the hallmarks of MFS’s strategy for long-term investing has been to adopt a patient approach, while avoiding overpaying for assets. MFS believes the macro environment remains supportive for equity markets as investors await a change in the direction of monetary policy. While equities offer value relative to bonds provided there is profitable growth, MFS believes they look expensive in absolute terms.

Despite the macro noise, Harris remains committed to focusing on finding investments that Fund management believes will provide shareholder value over the long term.

MassMutual Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Overseas Fund Largest Holdings (% of Net Assets) on 9/30/21
Nestle SA Registered	2.3%
Roche Holding AG	2.3%
Schneider Electric SE	2.1%
Bayer AG Registered	2.1%
SAP SE	2.0%
Intesa Sanpaolo SpA	1.9%
Capgemini SE	1.8%
Air Liquide SA	1.6%
AIA Group Ltd.	1.5%
LVMH Moet Hennessy Louis Vuitton SE	1.5%
19.1%

MassMutual Overseas Fund Sector Table (% of Net Assets) on 9/30/21
Consumer, Non-cyclical	28.7%
Financial	18.6%
Industrial	15.1%
Consumer, Cyclical	14.2%
Technology	7.7%
Basic Materials	6.1%
Communications	5.3%
Mutual Funds	3.4%
Energy	1.4%
Utilities	0.6%
Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%
Net Assets	100.0%

MassMutual Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	11/15/2010	30.17%	10.04%	9.03%
Class R5	05/01/2001	30.07%	9.94%	8.87%
Service Class	05/01/2001	29.91%	9.82%	8.78%
Administrative Class	05/01/2001	29.72%	9.70%	8.68%
Class A	05/01/2001	29.45%	9.41%	8.41%
Class A (sales load deducted)*	05/01/2001	22.33%	8.18%	7.80%
Class R4	04/01/2014	29.46%	9.52%		5.17%
Class R3	12/31/2002	29.29%	9.27%	8.21%
MSCI EAFE Index		25.73%	8.81%	8.10%	5.12%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price International Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital growth and current income primarily through investments in non-U.S. stocks. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund normally invests in a number of different countries throughout the world and may purchase the stocks of companies of any size. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, each of T. Rowe Price International Ltd. (T. Rowe Price International), T. Rowe Price Hong Kong Limited (T. Rowe Price Hong Kong), and T. Rowe Price Singapore Private Ltd. serves as a sub-subadviser for the Fund. T. Rowe Price Singapore Private Ltd. was added as a sub-subadviser to the Fund on April 1, 2021.

Except as noted below, the MassMutual Select T. Rowe Price International Equity Fund has not been available for purchase by new or existing investors since October 29, 2020. The MassMutual Select T. Rowe Price Retirement Funds will continue to be able to purchase shares of the Fund. No other new or existing customers will be able to make purchases of the Fund, except that existing customers may continue to reinvest any dividends and capital gains distributions. Purchases of Fund shares may be further restricted or reopened in the future.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class I shares returned 25.11%, outperforming the 23.92% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

T. Rowe Price takes a core approach to investing, which provides exposure to both growth and value styles of investing. For the year ended September 30, 2021, stock selection in international developed value allocation was the largest contributor to relative returns. Fund holdings in the emerging markets value equity allocation also added value, while stock selection in the emerging markets stock allocation negatively impacted relative results. An overweight allocation to emerging markets equities, which trailed international developed stocks, detracted from the Fund’s relative performance.

Within the international equity value allocation, favorable stock selection in the industrial and business services sectors contributed to relative results, led by Fund holdings in the aerospace and defense industry. Conversely, the consumer discretionary sector detracted from relative performance, due to unfavorable security selection. Regionally, favorable security selection in developed Europe lifted relative returns, driven by holdings in the Netherlands.

Within the emerging markets value equity allocation, an underweight allocation to, and security selection within, the consumer discretionary sector contributed to relative performance, driven by holdings within the internet and direct marketing retail industry. However, an underweight allocation to, and security selection within, the health care sector detracted from relative performance. From a regional perspective, security selection in Pacific ex-Japan was the largest contributor to relative performance, led by Fund holdings in China. However, an out-of-benchmark exposure to the developed Europe region held back relative results.

In the international core equity allocation, security selection in the industrial and business services sector contributed the most to relative performance, led by holdings in the aerospace and defense industry. Conversely, stock selection within the consumer discretionary sector detracted from relative returns. Regionally, stock selection in Japan added value for the period. However, security selection and an underweight allocation to developed Europe weighed on relative results.

The international equity growth allocation posted positive absolute returns, but less-than-favorable stock selection in the consumer discretionary sector was the largest detractor from relative returns, driven by holdings within the internet and direct marketing retail industry. Conversely, security selection and a favorable overweight allocation to the financial sector lifted relative results, led by holdings in the banking industry. Regionally, unfavorable security selection in developed Europe detracted. However, an out-of-benchmark allocation to Canada added value for the period.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

The emerging markets equity allocation delivered positive absolute returns, but an underweight allocation to, coupled with security selection within the materials sector detracted from relative results, driven by holdings in the metals and mining industry. Conversely, a favorable overweight allocation coupled with security selection in the financial sector contributed to relative results. From a country perspective, unfavorable stock selection in China weighed on relative returns, although the negative impact was partially offset by an underweight allocation. However, an overweight allocation and security selection in Argentina added value.

As of September 30, 2021, the Fund held equity options and rights. The use of rights detracted slightly from performance, whereas the estimated return impact from employing equity options was negligible. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

T. Rowe Price notes that global equity markets have posted strong returns for the year, although the pace of gains has slowed in recent months. While in Fund management’s view the global recovery could continue and the economic environment remain favorable, T. Rowe Price believes that there are reasons to be cautious. In Fund management’s opinion, a more modest allocation to equities may be prudent, as valuations are elevated in key markets and looming headwinds could potentially cause volatility in the near term.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price International Equity Fund Largest Holdings (% of Net Assets) on 9/30/21
Taiwan Semiconductor Manufacturing Co. Ltd.	3.1%
Samsung Electronics Co. Ltd.	2.1%
ASML Holding NV	1.5%
Nestle SA Registered	1.3%
Nippon Telegraph & Telephone Corp.	1.3%
AstraZeneca PLC Sponsored ADR	1.3%
Roche Holding AG	1.2%
Sanofi	1.1%
Tencent Holdings Ltd.	1.1%
Prosus NV	1.0%
15.0%

MassMutual Select T. Rowe Price International Equity Fund Sector Table (% of Net Assets) on 9/30/21
Financial	22.8%
Consumer, Non-cyclical	21.0%
Communications	11.0%
Consumer, Cyclical	10.7%
Technology	10.7%
Industrial	10.6%
Basic Materials	5.6%
Energy	3.0%
Utilities	2.0%
Mutual Funds	1.2%
Diversified	0.1%
Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%
Net Assets	100.0%

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	25.11%	6.01%
MSCI ACWI ex USA		23.92%	6.03%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Total Return Bond Fund – Portfolio of Investments
September 30, 2021

	Principal Amount	Value
BONDS & NOTES — 106.8%
BANK LOANS — 1.8%
Aerospace & Defense — 0.0%
TransDigm, Inc., 2020 Term Loan E, 1 mo. USD LIBOR + 2.250%
2.334% VRN 5/30/25	$292,770	$289,081
Airlines — 0.0%
American Airlines, Inc., 2017 1st Lien Term Loan, 1 mo. USD LIBOR + 1.750%
1.837% VRN 1/29/27	87,750	84,065
Auto Parts & Equipment — 0.0%
Clarios Global LP, 2021 USD Term Loan B, 1 mo. USD LIBOR + 3.250%
3.334% VRN 4/30/26	211,302	210,245
Chemicals — 0.1%
Zep, Inc., 2017 1st Lien Term Loan, 3 mo. USD LIBOR + 4.000%
5.000% VRN 8/12/24	710,750	690,906
Commercial Services — 0.0%
Spin Holdco, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 4.000%
4.750% VRN 3/04/28	199,500	199,977
Diversified Financial Services — 0.0%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, 1 mo. USD LIBOR + 1.750%
2.500% VRN 1/15/25	70,325	70,018
Entertainment — 0.0%
Churchill Downs, Inc., 2017 Term Loan B, 1 mo. USD LIBOR + 2.000%
2.086% VRN 12/27/24	96,734	96,492
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, 1 mo. USD LIBOR + 2.250%
3.000% VRN 10/15/25	152,796	152,499
		248,991
Environmental Controls — 0.0%
Clean Harbors, Inc., 2017 Term Loan B, 1 mo. USD LIBOR + 1.750%
1.834% VRN 6/28/24	96,717	96,623
GFL Environmental, Inc., 2020 Term Loan, 3 mo. USD LIBOR + 3.000%
3.500% VRN 5/30/25	159,509	159,709
		256,332

	Principal Amount	Value
Food — 0.0%
Hostess Brands LLC, 2019 Term Loan, 1 mo. USD LIBOR + 2.250%, 3 mo. USD LIBOR + 2.250%
3.000% VRN 8/03/25	$319,298	$318,142
Health Care – Products — 0.1%
Avantor Funding, Inc., 2021 Term Loan B5, 1 mo. USD LIBOR + 2.250%
2.750% VRN 11/08/27	671,625	672,465
Health Care – Services — 0.1%
Gentiva Health Services, Inc., 2020 Term Loan, 1 mo. USD LIBOR + 2.750%
2.875% VRN 7/02/25	296,141	296,017
ICON Luxembourg S.A.R.L., LUX Term Loan, 3 mo. USD LIBOR + 2.500%
3.000% VRN 7/03/28	367,330	368,501
IQVIA, Inc., 2017 USD Term Loan B2, 1 mo. USD LIBOR + 1.750%
1.834% VRN 1/17/25	148,567	148,047
		812,565
Insurance — 0.1%
AmWINS Group, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.250%
3.000% VRN 2/19/28	970,125	963,945
Lodging — 0.0%
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, 1 mo. USD LIBOR + 2.750%
2.834% VRN 12/23/24	1,250	1,242
Media — 0.1%
Charter Communications Operating LLC, 2019 Term Loan B2, 1 mo. USD LIBOR + 1.750%
1.840% VRN 2/01/27	98,246	97,604
CSC Holdings LLC, 2017 Term Loan B1, 1 mo. USD LIBOR + 2.250%
2.334% VRN 7/17/25	173,640	171,035
Diamond Sports Group LLC, Term Loan, 1 mo. USD LIBOR + 3.250%
3.340% VRN 8/24/26	174,112	108,069
DirecTV Financing, LLC, Term Loan, 3 mo. USD LIBOR + 5.000%
5.750% VRN 7/22/27	450,000	450,140

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sinclair Television Group, Inc., 2021 Term Loan B3, 1 mo. USD LIBOR + 3.000%
3.090% VRN 4/01/28	$399,000	$394,412
		1,221,260
Packaging & Containers — 0.1%
Berry Global, Inc., 2021 Term Loan Z, 2 mo. USD LIBOR + 1.750%
1.856% VRN 7/01/26	985,634	979,474
Pharmaceuticals — 0.5%
Change Healthcare Holdings LLC, 2017 Term Loan B, 1 mo. USD LIBOR + 2.500%, 3 mo. USD LIBOR + 2.500%
3.500% VRN 3/01/24	261,471	261,158
Elanco Animal Health, Inc., Term Loan B, 1 mo. USD LIBOR + 1.750%
1.836% VRN 8/01/27	1,041,029	1,027,641
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 Week USD LIBOR + 2.000%
2.072% VRN 11/15/27	767,888	755,088
Horizon Therapeutics USA, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.000%
2.500% VRN 3/15/28	820,875	818,971
ICON Luxembourg S.A.R.L., US Term Loan, 3 mo. USD LIBOR + 2.500%
3.000% VRN 7/03/28	91,520	91,812
Jazz Financing Lux S.a.r.l., USD Term Loan, 1 mo. USD LIBOR + 3.500%
4.000% VRN 5/05/28	413,963	414,430
Organon & Co, USD Term Loan, 3 mo. USD LIBOR + 3.000%
3.500% VRN 6/02/28	750,000	751,207
		4,120,307
Retail — 0.1%
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1 mo. USD LIBOR + 1.750%
1.837% VRN 11/19/26	370,712	365,922
Software — 0.0%
SS&C Technologies European Holdings S.A.R.L., 2018 Term Loan B4, 1 mo. USD LIBOR + 1.750%
1.834% VRN 4/16/25	25,320	25,044

	Principal Amount	Value
SS&C Technologies, Inc., 2018 Term Loan B3, 1 mo. USD LIBOR + 1.750%
1.834% VRN 4/16/25	$32,977	$32,619
		57,663
Telecommunications — 0.6%
CenturyLink, Inc.
2020 Term Loan A, 1 mo. USD LIBOR + 2.000%
2.084% VRN 1/31/25	228,125	226,211
2020 Term Loan B, 1 mo. USD LIBOR + 2.250%
2.334% VRN 3/15/27	643,235	635,638
CommScope, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 3.250%
3.334% VRN 4/06/26	294,000	292,224
Intelsat Jackson Holdings S.A.
2017 Term Loan B5,
0.000% 1/02/24 (a)	250,000	253,543
2021 DIP Term Loan, 3 mo. USD LIBOR + 4.750%
5.750% VRN 10/13/22 (b)	640,000	643,731
Level 3 Financing, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 1.750%
1.834% VRN 3/01/27	1,460,000	1,441,487
SBA Senior Finance II LLC, 2018 Term Loan B, 1 mo. USD LIBOR + 1.750%
1.840% VRN 4/11/25	483,750	478,912
Telenet Financing USD LLC, 2020 USD Term Loan AR, 1 mo. USD LIBOR + 2.000%
2.084% VRN 4/30/28	300,000	296,376
Zayo Group Holdings, Inc., USD Term Loan, 1 mo. USD LIBOR + 3.000%
3.084% VRN 3/09/27	962,204	953,227
		5,221,349

TOTAL BANK LOANS (Cost $16,628,018)		16,783,949

CORPORATE DEBT — 22.6%
Aerospace & Defense — 0.2%
The Boeing Co.
1.167% 2/04/23	1,855,000	1,859,269
Agriculture — 0.4%
BAT Capital Corp.
4.390% 8/15/37	340,000	364,564
4.540% 8/15/47	2,165,000	2,238,211

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Reynolds American, Inc.
5.850% 8/15/45	$1,160,000	$1,389,249
		3,992,024
Airlines — 0.3%
Continental Airlines, Inc.
5.983% 10/19/23	1,704,703	1,726,886
US Airways, Inc.
7.125% 4/22/25	724,823	771,374
		2,498,260
Auto Manufacturers — 0.7%
Ford Motor Credit Co. LLC
3 mo. USD LIBOR + .880% 0.999% FRN 10/12/21	455,000	455,000
3.219% 1/09/22	1,050,000	1,052,625
3.339% 3/28/22	955,000	960,377
3.813% 10/12/21	520,000	520,260
4.250% 9/20/22	435,000	444,896
General Motors Co.
4.875% 10/02/23	150,000	162,116
General Motors Financial Co., Inc.
3.150% 6/30/22	805,000	819,480
3.450% 4/10/22	1,720,000	1,737,989
3.550% 7/08/22	410,000	419,764
4.200% 11/06/21	245,000	245,864
		6,818,371
Banks — 5.8%
Bank of America Corp.
SOFR + .910% 1.658% VRN 3/11/27	3,465,000	3,483,426
SOFR + .960% 1.734% VRN 7/22/27	1,900,000	1,907,565
SOFR + 1.060% 2.087% VRN 6/14/29	1,835,000	1,829,351
3 mo. USD LIBOR + 1.070% 3.970% VRN 3/05/29	1,670,000	1,858,448
Citigroup, Inc. SOFR + .770%
1.462% VRN 6/09/27	2,225,000	2,213,775
Credit Suisse Group AG
SOFR + .980% 1.305% VRN 2/02/27 (c) (d)	1,315,000	1,285,092
SOFR + 2.044% 2.193% VRN 6/05/26 (c)	885,000	901,298
SOFR + 1.730% 3.091% VRN 5/14/32 (c)	975,000	996,322
4.282% 1/09/28 (c)	345,000	383,282
4.550% 4/17/26	785,000	881,451
Discover Bank
4.200% 8/08/23	1,120,000	1,194,833

	Principal Amount	Value
DNB Bank ASA 1 year CMT + .680%
1.605% VRN 3/30/28 (c)	$1,400,000	$1,392,930
Global Bank Corp. 3 mo. USD LIBOR + 3.300%
5.250% VRN 4/16/29 (c)	200,000	211,000
The Goldman Sachs Group, Inc.
SOFR + .789% 1.093% VRN 12/09/26	485,000	477,738
SOFR + .798% 1.431% VRN 3/09/27	2,295,000	2,287,926
3 mo. USD LIBOR + 1.201% 3.272% VRN 9/29/25	885,000	944,886
HSBC Holdings PLC
SOFR + 1.290% 1.589% VRN 5/24/27	1,695,000	1,682,842
SOFR + 1.732% 2.013% VRN 9/22/28	1,370,000	1,368,909
SOFR + 1.929% 2.099% VRN 6/04/26	1,480,000	1,511,870
SOFR + 1.285% 2.206% VRN 8/17/29	1,135,000	1,124,739
JP Morgan Chase & Co.
SOFR + .580% 0.969% VRN 6/23/25	2,650,000	2,652,869
SOFR + .885% 1.578% VRN 4/22/27	1,360,000	1,362,138
SOFR + 1.850% 2.083% VRN 4/22/26	440,000	452,275
JPMorgan Chase & Co.
SOFR + .490% 0.768% VRN 8/09/25	880,000	876,292
SOFR + .765% 1.470% VRN 9/22/27	1,400,000	1,390,388
Lloyds Banking Group PLC
1 year CMT + .850% 1.627% VRN 5/11/27	1,000,000	999,615
3 mo. USD LIBOR + 1.249% 2.858% VRN 3/17/23	885,000	894,832
3 mo. USD LIBOR + .810% 2.907% VRN 11/07/23	445,000	456,545
1 year CMT + 3.500% 3.870% VRN 7/09/25	415,000	447,385
Macquarie Group Ltd.
SOFR + 1.069% 1.340% VRN 1/12/27 (c)	920,000	911,595
SOFR + 1.440% 2.691% VRN 6/23/32 (c)	5,000	4,987
Morgan Stanley
SOFR + .858% 1.512% VRN 7/20/27	2,665,000	2,651,127
SOFR + .879% 1.593% VRN 5/04/27	1,365,000	1,368,014

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Natwest Group PLC 3 mo. USD LIBOR + 1.762%
4.269% VRN 3/22/25	$1,710,000	$1,845,097
Santander UK Group Holdings PLC
SOFR + .787% 1.089% VRN 3/15/25	1,825,000	1,827,965
1 year CMT + 1.250% 1.532% VRN 8/21/26	295,000	294,299
SOFR + .989% 1.673% VRN 6/14/27	340,000	338,402
3 mo. USD LIBOR + 1.570% 4.796% VRN 11/15/24	525,000	568,375
Santander UK PLC
5.000% 11/07/23 (c)	1,390,000	1,502,409
UBS AG
0.700% 8/09/24 (c)	1,355,000	1,353,157
Wells Fargo & Co.
3 mo. USD LIBOR + .750% 2.164% VRN 2/11/26	620,000	639,358
SOFR + 2.100% 2.393% VRN 6/02/28	1,060,000	1,091,804
SOFR + 1.432% 2.879% VRN 10/30/30	75,000	78,112
3 mo. USD LIBOR + 1.310% 3.584% VRN 5/22/28	1,345,000	1,471,855
		53,416,578
Beverages — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.900% 2/01/46	2,215,000	2,748,332
Bacardi Ltd.
5.300% 5/15/48 (c)	275,000	357,823
		3,106,155
Chemicals — 0.2%
International Flavors & Fragrances, Inc.
2.300% 11/01/30 (c)	1,685,000	1,668,203
5.000% 9/26/48	430,000	554,801
		2,223,004
Commercial Services — 0.4%
IHS Markit Ltd.
4.000% 3/01/26 (c)	399,000	438,984
4.750% 2/15/25 (c)	930,000	1,028,878
4.750% 8/01/28	750,000	878,137
5.000% 11/01/22 (c)	845,000	875,504
		3,221,503

	Principal Amount	Value
Diversified Financial Services — 1.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.875% 1/23/28 (d)	$265,000	$284,295
4.125% 7/03/23	220,000	231,426
Air Lease Corp.
3.250% 3/01/25	950,000	1,002,381
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (c)	999,000	981,974
2.875% 2/15/25 (c)	860,000	883,957
3.950% 7/01/24 (c)	380,000	403,242
5.250% 5/15/24 (c)	110,000	120,122
Discover Financial Services
3.950% 11/06/24	150,000	162,448
GE Capital Funding LLC
4.400% 5/15/30	875,000	1,015,484
GE Capital International Funding Co. Unlimited Co.
4.418% 11/15/35	3,238,000	3,878,459
Park Aerospace Holdings Ltd.
4.500% 3/15/23 (c)	700,000	731,823
5.500% 2/15/24 (c)	75,000	81,834
		9,777,445
Electric — 1.1%
Ameren Illinois Co.
3.700% 12/01/47	480,000	544,100
Consolidated Edison Co. of New York, Inc.
4.650% 12/01/48	1,000,000	1,234,469
Duke Energy Carolinas LLC
3.700% 12/01/47	738,000	817,689
Duke Energy Corp.
2.550% 6/15/31	560,000	566,745
Entergy Louisiana LLC
3.780% 4/01/25	1,250,000	1,349,459
FirstEnergy Transmission LLC
2.866% 9/15/28 (c)	1,401,000	1,461,004
5.450% 7/15/44 (c)	600,000	763,147
Metropolitan Edison Co.
4.000% 4/15/25 (c)	985,000	1,037,971
MidAmerican Energy Co.
4.400% 10/15/44	1,905,000	2,327,480
Mong Duong Finance Holdings BV
5.125% 5/07/29 (c)	250,000	248,878
		10,350,942
Engineering & Construction — 0.0%
Artera Services LLC
9.033% 12/04/25 (c)	257,000	278,845

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Food — 0.2%
Kraft Heinz Foods Co.
4.875% 10/01/49	$815,000	$991,821
5.200% 7/15/45	750,000	939,312
Pilgrim’s Pride Corp.
5.875% 9/30/27 (c)	75,000	79,744
		2,010,877
Gas — 0.2%
KeySpan Gas East Corp.
5.819% 4/01/41 (c)	1,337,000	1,767,889
Health Care – Products — 0.1%
Mozart Debt Merger Sub
3.875% 4/01/29 (e)	643,000	643,000
Health Care – Services — 1.0%
Aetna, Inc.
3.500% 11/15/24	500,000	537,522
Catalent Pharma Solutions, Inc.
3.500% 4/01/30 (c)	280,000	280,000
Centene Corp.
2.450% 7/15/28	1,951,000	1,960,755
4.250% 12/15/27	435,000	455,293
CommonSpirit Health
2.782% 10/01/30	455,000	468,052
HCA, Inc.
2.375% 7/15/31	230,000	225,768
4.125% 6/15/29	1,262,000	1,411,014
5.000% 3/15/24	975,000	1,069,908
5.125% 6/15/39	650,000	805,177
5.250% 4/15/25	644,000	729,774
5.250% 6/15/49	485,000	617,686
Molina Healthcare, Inc.
3.875% 11/15/30 (c)	417,000	435,765
5.375% STEP 11/15/22	460,000	474,237
		9,470,951
Household Products & Wares — 0.0%
Central Garden & Pet Co.
5.125% 2/01/28	22,000	23,210
Insurance — 1.2%
Athene Global Funding
1.985% 8/19/28 (c)	2,200,000	2,168,493
Farmers Exchange Capital
3 mo. USD LIBOR + 3.454% 5.454% VRN 10/15/54 (c)	3,290,000	4,072,616
3 mo. USD LIBOR + 3.744% 6.151% VRN 11/01/53 (c)	350,000	447,945

	Principal Amount	Value
Teachers Insurance & Annuity Association of America 3 mo. USD LIBOR + 2.661%
4.375% VRN 9/15/54 (c)	$4,000,000	$4,199,428
		10,888,482
Internet — 0.2%
Tencent Holdings Ltd.
3.680% 4/22/41 (c)	455,000	470,997
3.840% 4/22/51 (c)	455,000	471,997
3.975% 4/11/29 (c)	410,000	448,601
		1,391,595
Lodging — 0.1%
Hyatt Hotels Corp.
1.800% 10/01/24 (e)	930,000	931,923
Media — 0.8%
Cable One, Inc.
4.000% 11/15/30 (c)	900,000	896,625
Charter Communications Operating LLC
3.750% 2/15/28	500,000	547,159
4.908% 7/23/25	1,105,000	1,242,306
5.375% 4/01/38	5,000	6,025
5.375% 5/01/47	180,000	216,102
5.750% 4/01/48	1,088,000	1,371,686
CSC Holdings LLC
5.375% 2/01/28 (c)	125,000	130,625
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.375% 8/15/26 (c)	1,175,000	775,500
ViacomCBS, Inc.
4.200% 5/19/32	655,000	748,350
Virgin Media Secured Finance PLC
4.500% 8/15/30 (c)	1,200,000	1,219,500
The Walt Disney Co.
3.600% 1/13/51	385,000	430,144
		7,584,022
Mining — 0.1%
Corp. Nacional del Cobre de Chile
3.150% 1/14/30 (c)	400,000	412,353
Miscellaneous - Manufacturing — 0.1%
General Electric Co.
6.750% 3/15/32	890,000	1,217,130
Oil & Gas — 0.8%
Antero Resources Corp.
8.375% 7/15/26 (c)	81,000	91,751
Exxon Mobil Corp.
3.452% 4/15/51	1,020,000	1,085,509

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
4.327% 3/19/50	$550,000	$672,103
KazMunayGas National Co. JSC
3.500% 4/14/33 (c) (d)	200,000	205,876
3.500% 4/14/33 (c)	200,000	205,876
Occidental Petroleum Corp.
0.000% 10/10/36	499,000	270,707
4.500% 7/15/44	400,000	401,924
Pertamina Persero PT
3.100% 8/27/30 (c)	875,000	893,117
Petroleos Mexicanos
6.625% 6/15/35	2,100,000	1,988,553
7.690% 1/23/50	295,000	279,011
Petronas Capital Ltd.
3.500% 4/21/30 (c)	200,000	216,408
Saudi Arabian Oil Co.
1.625% 11/24/25 (c)	200,000	200,010
Transocean Guardian Ltd.
5.875% 1/15/24 (c)	227,800	226,661
Transocean Pontus Ltd.
6.125% 8/01/25 (c)	269,340	269,340
Transocean Poseidon Ltd.
6.875% 2/01/27 (c)	233,000	231,819
		7,238,665
Oil & Gas Services — 0.0%
Transocean Proteus Ltd.
6.250% 12/01/24 (c)	94,050	94,050
USA Compression Partners LP/USA Compression Finance Corp.
6.875% 4/01/26	70,000	72,884
6.875% 9/01/27	217,000	229,486
		396,420
Packaging & Containers — 0.2%
Mauser Packaging Solutions Holding Co.
5.500% 4/15/24 (c)	70,000	70,613
OI European Group BV
4.000% 3/15/23 (c)	75,000	76,500
Sealed Air Corp.
1.573% 10/15/26 (c)	1,200,000	1,192,659
4.000% 12/01/27 (c)	70,000	74,543
		1,414,315
Pharmaceuticals — 1.6%
AbbVie, Inc.
4.450% 5/14/46	1,395,000	1,677,452
4.500% 5/14/35	234,000	279,392
4.550% 3/15/35	576,000	689,507
Bayer US Finance II LLC
4.250% 12/15/25 (c)	955,000	1,055,314

	Principal Amount	Value
4.375% 12/15/28 (c)	$2,735,000	$3,093,883
4.625% 6/25/38 (c)	1,310,000	1,542,151
4.875% 6/25/48 (c)	220,000	268,617
Cigna Corp.
3.400% 3/15/51	210,000	216,162
4.125% 11/15/25	2,000,000	2,221,363
CVS Health Corp.
3.250% 8/15/29	5,000	5,369
5.050% 3/25/48	2,695,000	3,471,873
Endo DAC / Endo Finance LLC / Endo Finco, Inc.
6.000% 6/30/28 (c) (d)	423,000	307,513
		14,828,596
Pipelines — 0.9%
Energy Transfer LP
4.950% 6/15/28	1,291,000	1,480,092
5.350% 5/15/45	370,000	430,685
5.400% 10/01/47	1,275,000	1,516,225
5.500% 6/01/27	264,000	309,571
5.950% 10/01/43	750,000	912,950
Galaxy Pipeline Assets Bidco Ltd.
2.160% 3/31/34 (c)	400,000	392,540
Kinder Morgan, Inc.
5.550% 6/01/45	565,000	723,152
Plains All American Pipeline LP / PAA Finance Corp.
4.500% 12/15/26	228,000	254,850
Rockies Express Pipeline LLC
4.950% 7/15/29 (c)	1,000,000	1,040,000
6.875% 4/15/40 (c)	745,000	826,950
Southern Gas Corridor CJSC
6.875% 3/24/26 (c)	400,000	470,624
		8,357,639
Real Estate Investment Trusts (REITS) — 1.3%
Boston Properties LP
3.850% 2/01/23	1,000,000	1,036,860
CyrusOne LP/CyrusOne Finance Corp.
2.150% 11/01/30	920,000	864,506
GLP Capital LP/GLP Financing II, Inc.
4.000% 1/15/30	60,000	64,429
5.250% 6/01/25	680,000	758,254
5.300% 1/15/29	620,000	724,880
5.375% 4/15/26	1,755,000	1,995,347
Healthpeak Properties, Inc.
4.000% 6/01/25	1,675,000	1,828,528
Hudson Pacific Properties LP
4.650% 4/01/29	1,185,000	1,358,794

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SL Green Operating Partnership LP
3.250% 10/15/22	$1,000,000	$1,025,756
Ventas Realty LP
2.500% 9/01/31	530,000	522,549
3.750% 5/01/24	1,050,000	1,116,964
3.850% 4/01/27	165,000	182,692
		11,479,559
Retail — 0.1%
Michaels Cos., Inc.
5.250% 5/01/28 (c)	895,000	923,193
Savings & Loans — 0.2%
Nationwide Building Society
3 mo. USD LIBOR + 1.181% 3.622% VRN 4/26/23 (c)	620,000	630,766
3 mo. USD LIBOR + 1.064% 3.766% VRN 3/08/24 (c)	1,215,000	1,266,615
3 mo. USD LIBOR + 1.392% 4.363% VRN 8/01/24 (c)	300,000	319,257
		2,216,638
Semiconductors — 0.1%
Intel Corp.
3.050% 8/12/51	1,129,000	1,126,145
Software — 0.3%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.750% 3/01/25 (c)	325,000	327,437
Oracle Corp.
2.875% 3/25/31	350,000	360,447
3.950% 3/25/51	1,588,000	1,682,780
		2,370,664
Telecommunications — 2.6%
AT&T, Inc.
2.550% 12/01/33	1,385,000	1,360,628
3.800% 12/01/57	4,820,000	4,927,996
4.500% 5/15/35	110,000	128,589
4.750% 5/15/46	100,000	119,367
4.850% 3/01/39	366,000	437,852
5.250% 3/01/37	850,000	1,052,826
Intelsat Jackson Holdings SA
8.500% 10/15/24 (c) (f)	378,000	215,460
9.750% 7/15/25 (c) (f)	1,379,000	748,108
Level 3 Financing, Inc.
3.400% 3/01/27 (c)	170,000	179,070
Sprint Corp.
7.875% 9/15/23	74,000	82,695
Sprint Spectrum Co. LLC
4.738% 3/20/25 (c)	3,014,375	3,219,352

	Principal Amount	Value
5.152% 9/20/29 (c)	$2,015,000	$2,302,137
T-Mobile USA, Inc.
2.250% 2/15/26	840,000	849,450
2.250% 2/15/26 (c)	377,000	381,241
2.550% 2/15/31	955,000	957,328
3.750% 4/15/27	1,155,000	1,271,840
3.875% 4/15/30	420,000	464,482
4.375% 4/15/40	840,000	965,983
4.750% 2/01/28	175,000	185,938
Verizon Communications, Inc.
2.355% 3/15/32 (c)	925,000	914,071
2.550% 3/21/31	410,000	414,977
Vodafone Group PLC
4.875% 6/19/49	1,260,000	1,569,666
5.250% 5/30/48	1,000,000	1,294,829
		24,043,885
Transportation — 0.0%
Empresa de Transporte de Pasajeros Metro SA
3.650% 5/07/30 (c)	200,000	216,610

TOTAL CORPORATE DEBT (Cost $200,724,548)		208,496,157

MUNICIPAL OBLIGATIONS — 0.6%
City of New York NY, General Obligation
3.000% 8/01/34	945,000	986,906
County of Miami-Dade FL Aviation Revenue, Revenue Bond
2.707% 10/01/33	375,000	384,309
New York City Transitional Finance Authority, Revenue Bond
5.508% 8/01/37	985,000	1,315,869
New York State Dormitory Authority, Revenue Bond
5.051% 9/15/27	600,000	715,969
Regents of the University of California Medical Center Pooled, Revenue Bond
3.256% 5/15/60	1,990,000	2,138,121
		5,541,174

TOTAL MUNICIPAL OBLIGATIONS (Cost $5,321,090)		5,541,174

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.1%
Commercial Mortgage-Backed Securities — 1.8%
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class AMP, 3.287% 11/05/32 (c)	$1,920,000	$1,997,719
Series 2018-PARK, Class A, 4.227% VRN 8/10/38 (c) (g)	1,280,000	1,453,658
BX Trust, Series 2019-OC11, Class A
3.202% 12/09/41 (c)	420,000	448,017
CALI Mortgage Trust, Series 2019-101C, Class A
3.957% 3/10/39 (c)	945,000	1,066,412
COMM Mortgage Trust, Series 2015-CR27, Class A3
3.349% 10/10/48	2,631,946	2,814,396
CPT Mortgage Trust, Series 2019-CPT, Class A
2.865% 11/13/39 (c)	805,000	849,276
DC Office Trust, Series 2019-MTC, Class A
2.965% 9/15/45 (c)	860,000	908,359
Hudson Yards Mortgage Trust
Series 2019-55HY, Class A, 3.041% VRN 12/10/41 (c) (g)	860,000	914,776
Series 2019-30HY, Class A, 3.228% 7/10/39 (c)	880,000	952,211
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class A
3.397% 6/05/39 (c)	900,000	985,461
MKT Mortgage Trust, Series 2020-525M, Class A
2.694% 2/12/40 (c)	1,030,000	1,070,857
Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC, Class A
2.966% 12/15/38 (c)	840,000	876,476
One Bryant Park Trust, Series 2019-OBP, Class A
2.516% 9/15/54 (c)	1,085,000	1,117,328
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A,
3.961% VRN 1/15/32 (c) (g)	640,000	674,010
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B,
4.144% VRN 1/05/43 (c) (g)	50,000	54,395
		16,183,351

	Principal Amount	Value
Home Equity Asset-Backed Securities — 0.5%
Argent Securities, Inc., Series 2005-W2, Class M1, 1 mo. USD LIBOR + .735%
0.821% FRN 10/25/35	$3,584,443	$3,582,730
Option One Mortgage Loan Trust, Series 2006-1, Class 1A1, 1 mo. USD LIBOR + .440%
0.526% FRN 1/25/36	861,356	860,120
		4,442,850
Other Asset-Backed Securities — 3.9%
AGL CLO 13 Ltd., Series 2021-13A, Class A1, 3 mo. USD LIBOR + 1.160%
1.000% FRN 10/20/34 (c) (e)	2,400,000	2,400,000
Aimco CLO Ltd., Series 2020-11A, Class A1, 3 mo. USD LIBOR + 1.380%
1.506% FRN 10/15/31 (c)	2,075,000	2,075,542
Ajax Mortgage Loan Trust, Series 2019-,Class A1,
2.860% STEP 7/25/59 (c)	2,636,807	2,592,656
Barings CLO Ltd., Series 2013-IA, Class AR, 3 mo. USD LIBOR + .800%
0.934% FRN 1/20/28 (c)	3,132,093	3,132,403
BSPRT Issuer Ltd.
Series 2018-FL4, Class A, 1 mo. USD LIBOR + 1.050% 1.134% FRN 9/15/35 (c)	772,524	772,525
Series 2018-FL3, Class A, 1 mo. USD LIBOR + 1.350% 1.434% FRN 3/15/28 (c)	1,983,551	1,983,551
Countrywide Asset-Backed Certificates Trust, Series 2004-5, Class M1, 1 mo. USD LIBOR + .855%
0.941% FRN 8/25/34	213,880	211,823
Dryden 33 Senior Loan Fund, Series 2014-33A, Class AR3, 3 mo. USD LIBOR + 1.000%
1.126% FRN 4/15/29 (c)	1,457,255	1,457,319
First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 1 mo. USD LIBOR + .720%
0.806% FRN 10/25/35	374,212	372,749
Flatiron CLO 21 Ltd., Series 2021-1A, Class B, 3 mo. USD LIBOR + 1.600%
1.751% FRN 7/19/34 (c)	2,400,000	2,396,230

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GoldenTree Loan Opportunities Ltd., Series 2014-9A, Class AR2, 3 mo. USD LIBOR + 1.110%
1.240% FRN 10/29/29 (c)	$2,100,000	$2,100,876
GSAMP Trust, Series 2006-HE1, Class M1, 1 mo. USD LIBOR + .585%
0.671% FRN 1/25/36	2,470,238	2,443,446
LCM Ltd., Series 19A, Class AR, 3 mo. USD LIBOR + 1.240%
1.366% FRN 7/15/27 (c)	743,713	743,964
Lehman XS Trust, Series 2005-4, Class 1A3, 1 mo. USD LIBOR + .800%
0.886% FRN 10/25/35	122,692	122,056
Magnetite Ltd., Series 2012-7A, Class A1R2, 3 mo. USD LIBOR + .800%
0.926% FRN 1/15/28 (c)	1,470,966	1,472,321
Morgan Stanley Capital, Inc. Trust
Series 2006-HE1, Class A4, 1 mo. USD LIBOR + .580% 0.666% FRN 1/25/36	2,837,598	2,762,931
Series 2006-NC2, Class A2D, 1 mo. USD LIBOR + .580% 0.666% FRN 2/25/36	2,529,629	2,528,956
Rockford Tower Ltd., Series 2019-1A, Class AR, 3 mo. USD LIBOR + 1.120%
1.254% FRN 4/20/34 (c)	2,435,000	2,432,290
Tricon American Homes Trust, Series 2017-SFR1, Class A
2.716% 9/17/34 (c)	2,607,973	2,605,274
TRTX Issuer Ltd., Series 2019-FL3, Class A, SOFR30A + 1.264%
1.315% FRN 10/15/34 (c)	1,609,000	1,608,997
		36,215,909
Student Loans Asset-Backed Securities — 2.1%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%
0.786% FRN 7/25/56 (c)	1,769,163	1,756,134
Education Loan Asset-Backed Trust, Series 2013-1, Class A2, 1 mo. USD LIBOR + .800%
0.886% FRN 4/26/32 (c)	3,490,441	3,490,008
SLM Student Loan Trust
Series 2014-1, Class A3, 1 mo. USD LIBOR + .600% 0.686% FRN 2/26/29	1,446,901	1,446,901
Series 2012-7, Class A3, 1 mo. USD LIBOR + .650% 0.736% FRN 5/26/26	2,696,459	2,723,952

	Principal Amount	Value
Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850% 1.975% FRN 7/25/73	$3,735,000	$3,749,408
Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250% 2.375% FRN 10/25/83	3,630,000	3,655,965
Wachovia Student Loan Trust, Series 2006-1, Class A6, 3 mo. USD LIBOR + .170%
0.295% FRN 4/25/40 (c)	2,379,592	2,343,385
		19,165,753
Whole Loan Collateral Collateralized Mortgage Obligations — 2.8%
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1, 1 mo. USD LIBOR + .400%
0.486% FRN 3/25/46	1,849,288	1,789,348
Bear Stearns ALT-A Trust, Series 2005-4, Class 25A1,
2.503% VRN 5/25/35 (g)	1,203,639	1,153,213
Citigroup Mortgage Loan Trust, Series 2006-AR2, Class 1A2,
2.557% VRN 3/25/36 (g)	4,250	4,047
Credit Suisse Mortgage Trust, Series 2018-RPL9, Class A,
3.850% VRN 9/25/57 (c) (g)	2,157,763	2,268,513
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1,
2.345% VRN 11/25/35 (g)	1,835,842	1,656,121
HarborView Mortgage Loan Trust
Series 2006-10, Class 1A1A, 1 mo. USD LIBOR + .200% 0.287% FRN 11/19/36	3,025,811	2,755,182
Series 2007-6, Class 1A1A, 1 mo. USD LIBOR + .200% 0.287% FRN 8/19/37	3,119,197	2,712,640
HomeBanc Mortgage Trust, Series 2005-5, Class A1, 1 mo. USD LIBOR + .520%
0.606% FRN 1/25/36	3,550,810	3,471,027
JP Morgan Mortgage Trust, Series 2005-A5, Class 1A2,
2.374% VRN 8/25/35 (g)	165,279	164,846
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 4A1,
2.206% VRN 4/25/34 (g)	499,141	492,902
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A, 12 mo. MTA + .750%
0.849% FRN 6/26/47 (c)	333,327	330,829

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
RALI Trust, Series 2006-QA7, Class 2A1, 1 mo. USD LIBOR + .370%
0.454% FRN 8/25/36	$630,121	$605,789
Residential Asset Securitization Trust, Series 2006-A14C, Class 1A1
6.250% 12/25/36	2,247,472	2,183,441
Structured Asset Mortgage Investments Trust, Series 2006-AR1, Class 3A1, 1 mo. USD LIBOR + .460%
0.546% FRN 2/25/36	2,647,551	2,469,733
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + .620% 0.706% FRN 1/25/45	761,561	756,823
Series 2005-7, Class 4CB, 7.000% 8/25/35	2,803,413	2,372,256
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR3, Class A4,
2.671% VRN 4/25/37 (g)	1,020,469	989,259
		26,175,969

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $100,286,721)		102,183,832

SOVEREIGN DEBT OBLIGATIONS — 0.9%
Abu Dhabi Government International Bond
2.500% 9/30/29 (c)	647,000	675,145
Brazilian Government International Bond
3.875% 6/12/30	730,000	706,939
Chile Government International Bond
2.550% 1/27/32	200,000	198,180
Colombia Government International Bond
3.000% 1/30/30 (d)	600,000	564,684
4.500% 1/28/26	200,000	214,344
Dominican Republic International Bond
4.500% 1/30/30 (c)	440,000	447,704
Egypt Government International Bond
7.600% 3/01/29 (c)	200,000	207,126
Indonesia Government International Bond
2.850% 2/14/30	300,000	309,693
Mexico Government International Bond
2.659% 5/24/31 (d)	613,000	590,442
3.750% 1/11/28 (d)	420,000	457,136

	Principal Amount	Value
4.750% 4/27/32	$200,000	$224,840
Panama Government International Bond
2.252% 9/29/32	200,000	187,842
3.160% 1/23/30 (d)	400,000	411,328
Peruvian Government International Bond
4.125% 8/25/27	254,000	280,673
Philippine Government International Bond
2.457% 5/05/30	200,000	204,074
Qatar Government International Bond
4.500% 4/23/28 (c)	600,000	699,323
Republic of South Africa Government International Bond
4.850% 9/30/29	400,000	411,060
4.875% 4/14/26	200,000	213,792
Republic of Turkey International Bond
3.250% 3/23/23	200,000	199,080
Romanian Government International Bond
3.000% 2/14/31 (c)	270,000	275,241
Saudi Government International Bond
3.250% 10/26/26 (c)	400,000	431,036
3.625% 3/04/28 (c)	200,000	219,500
		8,129,182

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $8,252,758)		8,129,182

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES(h) — 32.4%
Collateralized Mortgage Obligations — 0.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K155, Class A3 3.750% 4/25/33	2,115,000	2,484,659
Federal National Mortgage Association REMICS
Series 2018-43, Class CT, 3.000% 6/25/48	876,627	920,827
Series 2018-55, Class PA, 3.500% 1/25/47	1,038,765	1,070,588
Series 2018-54, Class KA, 3.500% 1/25/47	1,001,066	1,030,458
Series 2018-38, Class PA, 3.500% 6/25/47	1,290,209	1,339,242
Government National Mortgage Association
Series 2018-124, Class NW, 3.500% 9/20/48	799,881	851,581

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-15, Class GT, 3.500% 2/20/49	$965,826	$1,028,717
		8,726,072
Pass-Through Securities — 31.5%
Federal Home Loan Mortgage Corp.
Pool #G18596 3.000% 4/01/31	357,826	378,038
Pool #G18691 3.000% 6/01/33	133,028	140,174
Pool #G08710 3.000% 6/01/46	78,525	82,883
Pool #G08715 3.000% 8/01/46	1,658,931	1,750,999
Pool #G08721 3.000% 9/01/46	224,997	237,484
Pool #G08726 3.000% 10/01/46	3,017,601	3,183,187
Pool #G08732 3.000% 11/01/46	2,135,026	2,252,182
Pool #G08741 3.000% 1/01/47	1,416,995	1,494,750
Pool #G18713 3.500% 11/01/33	1,006,588	1,076,506
Pool #G16756 3.500% 1/01/34	400,549	429,373
Pool #G60038 3.500% 1/01/44	706,001	766,136
Pool #G07848 3.500% 4/01/44	5,412,940	5,938,697
Pool #G07924 3.500% 1/01/45	1,560,495	1,698,838
Pool #G60138 3.500% 8/01/45	3,133,232	3,435,603
Pool #G08711 3.500% 6/01/46	1,365,114	1,462,193
Pool #G08716 3.500% 8/01/46	1,996,233	2,138,194
Pool #G67703 3.500% 4/01/47	2,222,351	2,413,119
Pool #G67706 3.500% 12/01/47	1,787,626	1,940,519
Pool #G08792 3.500% 12/01/47	1,669,825	1,772,071
Pool #G67707 3.500% 1/01/48	2,043,322	2,232,211
Pool #G67708 3.500% 3/01/48	3,922,006	4,238,452
Pool #G67709 3.500% 3/01/48	5,067,182	5,494,631
Pool #G67711 4.000% 3/01/48	602,204	662,999
Pool #G67713 4.000% 6/01/48	1,597,232	1,744,315
Pool #G67714 4.000% 7/01/48	2,207,465	2,430,316
Pool #G67717 4.000% 11/01/48	1,923,691	2,117,894
Pool #G08843 4.500% 10/01/48	870,454	941,007
Pool #G08826 5.000% 6/01/48	324,994	357,685
Pool #G08844 5.000% 10/01/48	106,823	117,135
Federal National Mortgage Association
Pool #MA4093 2.000% 8/01/40	1,039,437	1,057,216
Pool #MA4152 2.000% 10/01/40	3,780,168	3,844,828
Pool #MA4176 2.000% 11/01/40	2,766,850	2,814,178
Pool #MA4333 2.000% 5/01/41	779,024	795,757
Pool #BL6060 2.455% 4/01/40	1,265,000	1,260,683
Pool #MA3029 3.000% 6/01/32	364,309	384,558
Pool #MA1607 3.000% 10/01/33	2,418,478	2,576,824
Pool #BN7755 3.000% 9/01/49	2,368,854	2,515,253
Pool #BO2259 3.000% 10/01/49	4,037,026	4,265,075
Pool #MA3811 3.000% 10/01/49	743,552	768,999
Pool #AB4262 3.500% 1/01/32	1,624,702	1,740,742
Pool #MA1148 3.500% 8/01/42	3,529,411	3,818,988
Pool #CA0996 3.500% 1/01/48	107,817	116,469
Pool #MA3276 3.500% 2/01/48	260,157	275,912

	Principal Amount	Value
Pool #MA3305 3.500% 3/01/48	$876,297	$929,367
Pool #MA3332 3.500% 4/01/48	35,092	37,218
Pool #CA3633 3.500% 6/01/49	959,663	1,040,875
Pool #MA2995 4.000% 5/01/47	759,299	820,154
Pool #AS9830 4.000% 6/01/47	471,617	509,414
Pool #MA3027 4.000% 6/01/47	687,789	742,912
Pool #AS9972 4.000% 7/01/47	419,519	453,142
Pool #AL9106 4.500% 2/01/46	363,044	401,307
Pool #CA1710 4.500% 5/01/48	1,487,403	1,607,841
Pool #CA1711 4.500% 5/01/48	25,937	28,129
Pool #CA2208 4.500% 8/01/48	1,137,502	1,230,107
Government National Mortgage Association II
Pool #MA4126 3.000% 12/20/46	2,093,262	2,201,271
Pool #MA4836 3.000% 11/20/47	1,523,410	1,601,777
Pool #MA6209 3.000% 10/20/49	732,861	755,102
Pool #MA4127 3.500% 12/20/46	1,439,992	1,527,973
Pool #MA4382 3.500% 4/20/47	251,765	266,911
Pool #MA4719 3.500% 9/20/47	2,305,255	2,443,221
Pool #MA4837 3.500% 11/20/47	311,415	330,052
Pool #MA4962 3.500% 1/20/48	794,736	841,989
Pool #MA5019 3.500% 2/20/48	1,073,146	1,136,114
Pool #MA4838 4.000% 11/20/47	675,856	723,073
Pool #MA4901 4.000% 12/20/47	550,247	588,345
Pool #MA5078 4.000% 3/20/48	467,936	499,677
Pool #MA5466 4.000% 9/20/48	313,231	333,744
Pool #MA5528 4.000% 10/20/48	1,270,080	1,352,859
Pool #MA4264 4.500% 2/20/47	322,593	350,556
Pool #MA4512 4.500% 6/20/47	2,062,195	2,235,149
Pool #MA3666 5.000% 5/20/46	39,324	44,222
Pool #MA3806 5.000% 7/20/46	260,728	293,203
Pool #MA4072 5.000% 11/20/46	51,963	58,091
Pool #MA4454 5.000% 5/20/47	1,044,393	1,154,242
Government National Mortgage Association TBA
2.000% 1/04/51 (e)	8,625,000	8,725,064
2.500% 1/02/51 (e)	12,675,000	13,055,250
Uniform Mortgage Backed Securities TBA
1.500% 1/08/36 (e)	11,300,000	11,387,839
2.000% 1/04/36 (e)	15,525,000	15,960,428
2.000% 1/07/51 (e)	67,950,000	67,963,271
2.500% 1/07/51 (e)	65,650,000	67,522,049
		290,315,011

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $295,842,517)		299,041,083

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 37.4%
U.S. Treasury Bonds & Notes — 37.4%
U.S. Treasury Bond
2.000% 8/15/51	$46,916,000	$45,985,013
2.250% 5/15/41	10,435,000	10,826,947
2.375% 5/15/51	6,715,000	7,147,314
U.S. Treasury Inflation Index
0.125% 2/15/51	1,997,259	2,176,232
U.S. Treasury Note
0.125% 7/31/23	51,645,000	51,534,025
0.125% 8/31/23	59,490,000	59,329,734
0.250% 9/30/23	36,150,000	36,121,760
0.625% 7/31/26	21,665,000	21,309,997
0.750% 8/31/26	41,805,000	41,341,537
0.875% 9/30/26	48,566,000	48,292,816
1.250% 8/15/31 (d)	21,415,000	20,876,280
		344,941,655

TOTAL U.S. TREASURY OBLIGATIONS (Cost $347,736,824)		344,941,655

TOTAL BONDS & NOTES (Cost $974,792,476)		985,117,032

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $252,009)		395,621
	Number of Shares
MUTUAL FUNDS — 1.9%
Diversified Financial Services — 1.9%
State Street Navigator Securities Lending Government Money Market Portfolio (i)	17,208,525	17,208,525

TOTAL MUTUAL FUNDS (Cost $17,208,525)		17,208,525

TOTAL LONG-TERM INVESTMENTS (Cost $992,253,010)		1,002,721,178
	Principal Amount
SHORT-TERM INVESTMENTS — 11.4%
Repurchase Agreement — 0.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (j)	$4,336,978	4,336,978

	Principal Amount	Value
U.S. Treasury Bill — 10.9%
U.S. Treasury Bill
0.018% 11/04/21 (k)	$5,940,000	$5,939,658
0.023% 3/03/22 (k)	2,625,000	2,624,498
0.025% 10/05/21 (k)	1,850,000	1,849,995
0.036% 3/03/22 (k)	2,960,000	2,959,434
0.037% 3/03/22 (k)	7,440,000	7,438,577
0.041% 12/02/21 (k)	19,160,000	19,159,010
0.041% 1/06/22 (k)	7,115,000	7,114,371
0.042% 3/03/22 (k)	3,990,000	3,989,237
0.046% 2/03/22 (k)	7,480,000	7,478,831
0.046% 2/10/22 (k)	5,575,000	5,574,131
0.046% 1/13/22 (k)	2,885,000	2,884,696
0.047% 1/20/22 (k)	5,965,000	5,964,322
0.049% 1/20/22 (k)	2,555,000	2,554,710
0.051% 2/17/22 (k)	2,270,000	2,269,606
United States Cash Management Bill
0.036% 12/14/21 (k)	3,920,000	3,919,774
0.037% 12/14/21 (k)	15,795,000	15,794,091
0.043% 12/21/21 (k)	3,180,000	3,179,821
		100,694,762

TOTAL SHORT-TERM INVESTMENTS (Cost $105,031,372)		105,031,740

TOTAL INVESTMENTS — 120.1% (Cost $1,097,284,382) (l)		1,107,752,918

Less Unfunded Loan Commitments (0.00%)		(87,607)

NET INVESTMENTS — 120.1% (Cost $1,097,196,775)		1,107,665,311

Other Assets/(Liabilities) — (20.1)%		(185,647,816)

NET ASSETS — 100.0%		$922,017,495

Abbreviation Legend

CLO	Collateralized Loan Obligation
DIP	Debtor In Possession
FRN	Floating Rate Note
REMICS	Real Estate Mortgage Investment Conduits
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled loan commitments at September 30, 2021 where the rate will be determined at time of settlement.
(b)	Unfunded or partially unfunded loan commitments.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $117,559,318 or 12.75% of net assets.

(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $19,400,252 or 2.10% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $2,592,395 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).

(f)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2021, these securities amounted to a value of $963,568 or 0.10% of net assets.

(g)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2021.

(h)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(i)	Represents investment of security lending cash collateral. (Note 2).
(j)

Maturity value of $4,336,978. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $4,423,779.

(k)	The rate shown represents yield-to-maturity.
(l)	See Note 6 for aggregate cost for federal tax purposes.

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
Eurodollar 2 Year Mid Curve Future	12/10/21	99.13	360	USD	88,969,500	$270,000	$142,564	$127,436

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
30-Year Interest Rate Swap, 1/23/54	Goldman Sachs & Co.*	1/19/24	2.75%##	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	3,710,000	$125,621	$109,445	$16,176

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
Eurodollar 2 Year Mid Curve Future	12/10/21	98.75	720	USD	177,939,000	$(139,500)	$(86,123)	$(53,377)

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/21/21	31	$6,099,675	$(176,737)
Short
U.S. Treasury Note 2 Year	12/31/21	40	$(8,807,675)	$5,487

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.073%	Semi-Annually	7/24/25	USD	10,155,000	$(50,481)	$—	$(50,481)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.034%	Semi-Annually	7/24/25	USD	15,025,000	(86,228)	—	(86,228)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.026%	Semi-Annually	7/24/25	USD	20,310,000	(119,758)	—	(119,758)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.390%	Semi-Annually	9/28/25	USD	25,970,000	(6,531)	—	(6,531)
Fixed 1.808%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/24/53	USD	850,000	25,250	—	25,250
Fixed 1.785%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/24/53	USD	1,250,000	43,726	—	43,726
Fixed 1.773%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/24/53	USD	1,700,000	64,448	—	64,448
Fixed 1.870%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	9/28/53	USD	2,215,000	36,798	—	36,798
							$(92,776)	$—	$(92,776)

*	Contracts are subject to a Master Netting Agreement.
##	Exercise Rate.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments
September 30, 2021

	Principal Amount	Value
BONDS & NOTES — 69.5%
BANK LOANS — 4.1%
Advertising — 0.1%
Terrier Media Buyer, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 3.500%
3.584% VRN 12/17/26	$442,011	$440,906
Airlines — 0.1%
United Airlines, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
4.500% VRN 4/21/28	487,425	490,418
Auto Parts & Equipment — 0.1%
Clarios Global LP, 2021 USD Term Loan B, 1 mo. USD LIBOR + 3.250%
3.337% VRN 4/30/26	380,344	378,442
Beverages — 0.1%
Triton Water Holdings, Inc., Term Loan, 3 mo. USD LIBOR + 3.500%
4.000% VRN 3/31/28	490,000	489,084
Building Materials — 0.0%
Quikrete Holdings, Inc., 2021 Term Loan B1,
0.000% 2/21/28 (a)	290,000	288,950
Chemicals — 0.1%
INEOS Styrolution US Holding LLC, 2021 USD Term Loan B, 1 mo. USD LIBOR + 2.750%
3.250% VRN 1/29/26	329,175	329,175
Commercial Services — 0.3%
API Group DE, Inc., Term Loan B, 1 mo. USD LIBOR + 2.500%
2.587% VRN 10/01/26	491,803	488,424
Parexel International Corp., Term Loan B, 1 mo. USD LIBOR + 2.750%
2.834% VRN 9/27/24	390,000	389,669
Prime Security Services Borrower LLC, 2021 Term Loan, 1 mo. USD LIBOR + 2.750%, 6 mo. USD LIBOR + 2.750%, 12 mo. USD LIBOR + 2.750%
3.500% VRN 9/23/26	487,521	486,800
Trans Union LLC, 2019 Term Loan B5, 1 mo. USD LIBOR + 1.750%
1.834% VRN 11/16/26	422,528	419,688

	Principal Amount	Value
Verscend Holding Corp., 2021 Term Loan B, 1 mo. USD LIBOR + 4.000%
4.084% VRN 8/27/25	$508,827	$509,249
		2,293,830
Computers — 0.2%
Dell International LLC, 2021 Term Loan B, 1 mo. USD LIBOR + 1.750%
2.000% VRN 9/19/25	374,733	374,549
Magenta Buyer LLC, 2021 USD 1st Lien Term Loan, 3 mo. USD LIBOR + 5.000%
5.750% VRN 7/27/28	490,000	489,848
Peraton Corp., Term Loan B, 1 mo. USD LIBOR + 3.750%
4.500% VRN 2/01/28	486,777	486,855
		1,351,252
Diversified Financial Services — 0.4%
Avolon TLB Borrower 1 (US) LLC, 2021 Term Loan B5, 1 mo. USD LIBOR + 2.250%
2.750% VRN 12/01/27	188,575	188,575
Citadel Securities LP, 2021 Term Loan B, 1 mo. USD LIBOR + 2.500%
2.584% VRN 2/02/28	453,978	449,602
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 1 mo. USD LIBOR + 3.750%
4.750% VRN 4/09/27	492,354	493,353
Focus Financial Partners LLC, 2020 Term Loan, 1 mo. USD LIBOR + 2.000%
2.084% VRN 7/03/24	391,727	388,625
Hudson River Trading LLC, 2021 Term Loan, 1 mo. USD LIBOR + 3.000%
3.084% VRN 3/20/28	309,225	307,237
Jane Street Group LLC, 2021 Term Loan, 1 mo. USD LIBOR + 2.750%
2.834% VRN 1/26/28	350,987	347,302
Zebra Buyer LLC, Term Loan B,
0.000% 4/21/28 (a)	370,000	370,991
		2,545,685
Entertainment — 0.1%
PCI Gaming Authority, Term Loan, 1 mo. USD LIBOR + 2.500%
2.584% VRN 5/29/26	273,662	272,498

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Scientific Games International, Inc., 2018 Term Loan B5, 1 mo. USD LIBOR + 2.750%
2.834% VRN 8/14/24	$300,868	$299,403
		571,901
Food — 0.1%
Froneri International Ltd., 2020 USD Term Loan, 1 mo. USD LIBOR + 2.250%
2.334% VRN 1/29/27	306,125	302,299
US Foods, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 2.000%
2.084% VRN 9/13/26	433,088	427,024
		729,323
Forest Products & Paper — 0.0%
Asplundh Tree Expert LLC, 2021 Term Loan B, 1 mo. USD LIBOR + 1.750%
1.834% VRN 9/07/27	282,485	281,386
Health Care – Products — 0.1%
Sotera Health Holdings LLC, 2021 Term Loan, 1 mo. USD LIBOR + 2.750%
3.250% VRN 12/11/26	490,000	488,368
Health Care – Services — 0.3%
Global Medical Response, Inc., 2020 Term Loan B, 3 mo. USD LIBOR + 4.750%
5.750% VRN 10/02/25	386,885	388,045
Phoenix Guarantor, Inc., 2020 Term Loan B, 1 mo. USD LIBOR + 3.250%
3.336% VRN 3/05/26	494,940	491,767
PPD, Inc., Initial Term Loan, 1 mo. USD LIBOR + 2.000%
2.500% VRN 1/13/28	496,777	495,744
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 1 mo. USD LIBOR + 3.750%
3.835% VRN 11/16/25	495,677	494,750
		1,870,306
Household Products & Wares — 0.1%
Reynolds Consumer Products LLC, Term Loan, 1 mo. USD LIBOR + 1.750%
1.834% VRN 2/04/27	491,494	489,990
Insurance — 0.2%
AmWINS Group, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.250%
3.000% VRN 2/19/28	308,450	306,485

	Principal Amount	Value
Asurion LLC
2018 Term Loan B7, 1 mo. USD LIBOR + 3.000%
3.084% VRN 11/03/24	$340,767	$336,934
2020 Term Loan B8, 1 mo. USD LIBOR + 3.250%
3.334% VRN 12/23/26	415,641	409,257
		1,052,676
Leisure Time — 0.1%
Alterra Mountain Co, 2021 Series B-2 Consenting Term Loan, 1 mo. USD LIBOR + 3.500%
4.000% VRN 8/17/28	370,404	369,015
Lodging — 0.3%
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, 1 mo. USD LIBOR + 2.750%
2.834% VRN 12/23/24	495,041	491,814
Four Seasons Hotels Ltd., New 1st Lien Term Loan, 1 mo. USD LIBOR + 2.000%
2.087% VRN 11/30/23	404,621	403,103
Golden Nugget, Inc., 2017 Incremental Term Loan B, 2 mo. USD LIBOR + 2.500%
3.250% VRN 10/04/23	348,905	347,066
Hilton Worldwide Finance LLC, 2019 Term Loan B2, 1 mo. USD LIBOR + 1.750%
1.836% VRN 6/22/26	496,204	491,828
Station Casinos LLC, 2020 Term Loan B, 1 mo. USD LIBOR + 2.250%
2.500% VRN 2/08/27	467,563	462,812
		2,196,623
Media — 0.2%
iHeartCommunications, Inc., 2020 Term Loan, 1 mo. USD LIBOR + 3.000%
3.084% VRN 5/01/26	495,927	492,103
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 1 mo. USD LIBOR + 2.500%
2.586% VRN 9/18/26	492,275	491,537
Virgin Media Bristol LLC, USD Term Loan N, 1 mo. USD LIBOR + 2.500%
2.584% VRN 1/31/28	493,954	490,437
		1,474,077

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Packaging & Containers — 0.1%
Berry Global, Inc., 2021 Term Loan Z, 2 mo. USD LIBOR + 1.750%
1.856% VRN 7/01/26	$461,100	$458,218
Pharmaceuticals — 0.4%
Bausch Health Cos., Inc.
Term Loan B, 1 mo. USD LIBOR + 2.750%
2.834% VRN 11/27/25	225,424	224,748
2018 Term Loan B, 1 mo. USD LIBOR + 3.000%
3.084% VRN 6/02/25	241,230	240,868
Change Healthcare Holdings LLC, 2017 Term Loan B, 1 mo. USD LIBOR + 2.500%, 3 mo. USD LIBOR + 2.500%
3.500% VRN 3/01/24	479,315	478,740
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 Week USD LIBOR + 2.000%
2.072% VRN 11/15/27	496,576	488,298
HC Group Holdings II, Inc., Term Loan B, 1 mo. USD LIBOR + 3.750%
3.834% VRN 8/06/26	343,875	343,703
Horizon Therapeutics USA, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.000%
2.500% VRN 3/15/28	477,600	476,492
Jazz Financing Lux S.a.r.l., USD Term Loan, 1 mo. USD LIBOR + 3.500%
4.000% VRN 5/05/28	488,775	489,327
		2,742,176
Retail — 0.3%
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1 mo. USD LIBOR + 1.750%
1.837% VRN 11/19/26	500,994	494,521
Harbor Freight Tools USA, Inc. ., 2021 Term Loan B, 1 mo. USD LIBOR + 2.750%
3.250% VRN 10/19/27	377,324	376,924
Michaels Cos., Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
5.000% VRN 4/15/28	99,750	99,795
Petco Health & Wellness Co., Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.250%
4.000% VRN 3/03/28	407,950	407,803

	Principal Amount	Value
Pilot Travel Centers LLC, 2021 Term Loan B, 1 mo. USD LIBOR
0.000% FRN 7/28/28 (a)	$500,000	$498,215
		1,877,258
Software — 0.2%
Athenahealth, Inc., 2021 Term Loan B1, 3 mo. USD LIBOR + 4.250%
4.377% VRN 2/11/26	479,654	480,613
Cloudera, Inc., 2021 Term Loan,
0.000% 8/10/28 (a)	200,000	199,626
DCert Buyer, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 4.000%
4.084% VRN 10/16/26	488,454	488,317
Rackspace Hosting, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 2.750%
3.500% VRN 2/15/28	448,875	445,459
		1,614,015
Telecommunications — 0.1%
Level 3 Financing, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 1.750%
1.834% VRN 3/01/27	498,362	492,043
Zayo Group Holdings, Inc., USD Term Loan, 1 mo. USD LIBOR + 3.000%
3.084% VRN 3/09/27	430,000	425,988
		918,031
Transportation — 0.1%
Genesee & Wyoming, Inc., Term Loan, 3 mo. USD LIBOR + 2.000%
2.132% VRN 12/30/26	498,822	495,535
XPO Logistics, Inc., 2018 Term Loan B, 1 mo. USD LIBOR + 1.750%
1.833% VRN 2/24/25	380,000	377,864
		873,399

TOTAL BANK LOANS (Cost $26,683,280)		26,614,504

CORPORATE DEBT — 31.5%
Aerospace & Defense — 1.6%
The Boeing Co.
2.196% 2/04/26	230,000	231,999
2.700% 2/01/27	90,000	93,107
2.800% 3/01/27	150,000	156,136
3.100% 5/01/26	80,000	84,548
3.200% 3/01/29	450,000	467,734
3.250% 2/01/35	730,000	728,845
3.550% 3/01/38	80,000	81,111

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
3.750% 2/01/50	$240,000	$243,123
3.950% 8/01/59	990,000	1,013,315
5.150% 5/01/30	160,000	187,392
5.705% 5/01/40	770,000	980,749
5.805% 5/01/50	1,920,000	2,550,203
5.930% 5/01/60	1,010,000	1,375,699
General Dynamics Corp.
3.250% 4/01/25	140,000	150,219
3.500% 5/15/25	50,000	54,252
4.250% 4/01/40	20,000	24,329
4.250% 4/01/50	110,000	139,207
L3Harris Technologies, Inc.
5.054% 4/27/45	130,000	169,436
Lockheed Martin Corp.
3.550% 1/15/26	90,000	98,900
4.500% 5/15/36	60,000	74,222
Northrop Grumman Corp.
2.930% 1/15/25	160,000	169,453
3.250% 1/15/28	290,000	313,502
5.250% 5/01/50	200,000	279,824
Raytheon Technologies Corp.
2.250% 7/01/30	280,000	282,432
4.125% 11/16/28	160,000	181,957
4.500% 6/01/42	80,000	98,109
		10,229,803
Agriculture — 0.4%
Altria Group, Inc.
2.450% 2/04/32	140,000	133,765
4.400% 2/14/26	192,000	215,545
5.800% 2/14/39	430,000	527,875
5.950% 2/14/49	100,000	126,391
6.200% 2/14/59	56,000	72,329
BAT Capital Corp.
3.557% 8/15/27	300,000	323,068
4.540% 8/15/47	270,000	279,130
Cargill, Inc.
1.375% 7/23/23 (b)	180,000	183,307
Philip Morris International, Inc.
1.125% 5/01/23	190,000	192,397
2.100% 5/01/30	110,000	109,184
4.500% 3/20/42	80,000	93,964
Reynolds American, Inc.
5.850% 8/15/45	110,000	131,739
		2,388,694
Airlines — 1.1%
Delta Air Lines, Inc.
3.625% 3/15/22	250,000	252,217
3.800% 4/19/23	90,000	93,689

	Principal Amount	Value
2.900% 10/28/24	$180,000	$184,300
7.000% 5/01/25 (b)	1,670,000	1,947,534
7.375% 1/15/26	380,000	447,531
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.500% 10/20/25 (b)	320,000	342,386
4.750% 10/20/28 (b)	2,750,000	3,065,997
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (b)	330,000	358,759
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd.
8.000% 9/20/25 (b)	240,000	269,160
United Airlines, Inc.
4.375% 4/15/26 (b)	10,000	10,263
4.625% 4/15/29 (b)	270,000	279,032
		7,250,868
Apparel — 0.1%
NIKE, Inc.
2.850% 3/27/30	280,000	300,782
3.250% 3/27/40	130,000	141,995
3.375% 3/27/50	40,000	44,518
		487,295
Auto Manufacturers — 0.5%
Ford Motor Co.
4.750% 1/15/43	90,000	94,332
Ford Motor Credit Co. LLC
2.900% 2/16/28	390,000	389,512
3.339% 3/28/22	370,000	372,083
3.625% 6/17/31	220,000	221,375
4.000% 11/13/30	200,000	208,000
4.125% 8/17/27	200,000	212,200
5.125% 6/16/25	200,000	217,250
General Motors Co.
5.150% 4/01/38	40,000	47,642
5.400% 10/02/23	130,000	141,762
5.950% 4/01/49	110,000	144,972
6.125% 10/01/25	20,000	23,426
6.250% 10/02/43	120,000	161,315
General Motors Financial Co., Inc.
4.250% 5/15/23	10,000	10,564
Nissan Motor Co. Ltd.
3.043% 9/15/23 (b)	200,000	208,037
3.522% 9/17/25 (b)	410,000	435,740
4.345% 9/17/27 (b)	500,000	549,052
		3,437,262

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Banks — 8.8%
ABN AMRO Bank NV
4.750% 7/28/25 (b)	$260,000	$288,238
Banco Santander SA
3 mo. USD LIBOR + 1.120% 1.239% FRN 4/12/23	200,000	202,719
2.746% 5/28/25	600,000	629,165
Bank of America Corp.
SOFR + 2.150% 2.592% VRN 4/29/31	360,000	367,036
3 mo. USD LIBOR + 1.040% 3.419% VRN 12/20/28	570,000	617,445
3 mo. USD LIBOR + 1.370% 3.593% VRN 7/21/28	270,000	295,846
3 mo. USD LIBOR + 1.070% 3.970% VRN 3/05/29	600,000	667,706
3 mo. USD LIBOR + 1.210% 3.974% VRN 2/07/30	630,000	704,671
4.000% 4/01/24	270,000	292,251
4.000% 1/22/25	270,000	293,354
3 mo. USD LIBOR + 3.150% 4.083% VRN 3/20/51	480,000	566,622
4.200% 8/26/24	380,000	415,598
4.250% 10/22/26	50,000	56,260
3 mo. USD LIBOR + 1.520% 4.330% VRN 3/15/50	250,000	305,815
4.450% 3/03/26	50,000	55,973
5.000% 1/21/44	130,000	170,168
3 mo. USD LIBOR + 3.705% 6.250% VRN (c)	170,000	187,000
Bank of Montreal
SOFR + .680% 0.730% FRN 3/10/23	4,610,000	4,644,263
1.850% 5/01/25	200,000	205,729
5 year USD Swap + 1.432% 3.803% VRN 12/15/32	90,000	98,555
The Bank of New York Mellon Corp.
1.600% 4/24/25	170,000	173,687
The Bank of Nova Scotia
SOFR + .550% 0.600% FRN 9/15/23	5,430,000	5,466,688
1.300% 6/11/25	320,000	322,055
Barclays Bank PLC
1.700% 5/12/22	240,000	241,894
Barclays PLC
3 mo. USD LIBOR + 1.902% 4.972% VRN 5/16/29	230,000	267,190
3 mo. USD LIBOR + 3.054% 5.088% VRN 6/20/30	510,000	587,949

	Principal Amount	Value
BNP Paribas SA
SOFR + 2.074% 2.219% VRN 6/09/26 (b)	$400,000	$410,357
5 year USD Swap + 1.483% 4.375% VRN 3/01/33 (b)	220,000	241,002
4.400% 8/14/28 (b)	640,000	728,903
4.625% 3/13/27 (b)	260,000	292,113
Canadian Imperial Bank of Commerce
SOFR + .800% 0.850% FRN 3/17/23	3,790,000	3,823,579
0.950% 6/23/23	300,000	302,632
Citigroup, Inc.
SOFR + 2.107% 2.572% VRN 6/03/31	340,000	346,191
3 mo. USD LIBOR + 1.338% 3.980% VRN 3/20/30	180,000	201,983
4.125% 7/25/28	360,000	401,767
4.300% 11/20/26	670,000	752,267
SOFR + 3.914% 4.412% VRN 3/31/31	410,000	472,937
4.450% 9/29/27	480,000	545,712
4.650% 7/30/45	281,000	356,732
4.650% 7/23/48	70,000	90,465
4.750% 5/18/46	40,000	50,245
5.300% 5/06/44	16,000	21,268
3 mo. USD LIBOR + 3.905% 5.950% VRN (c)	320,000	349,200
3 mo. USD LIBOR + 4.068% 5.950% VRN (c)	50,000	52,125
3 mo. USD LIBOR + 3.423% 6.300% VRN (c)	60,000	64,770
6.625% 6/15/32	20,000	26,853
8.125% 7/15/39	190,000	324,148
Commonwealth Bank of Australia SOFR + .400%
0.450% FRN 7/07/25 (b) (d)	5,380,000	5,388,124
Cooperatieve Rabobank UA
1 year CMT + 1.000% 1.339% VRN 6/24/26 (b)	250,000	249,628
4.375% 8/04/25	470,000	520,873
4.625% 12/01/23	250,000	270,876
Credit Agricole SA SOFR + 1.676%
1.907% VRN 6/16/26 (b)	270,000	275,040
Credit Suisse Group AG
SOFR + 2.044% 2.193% VRN 6/05/26 (b)	850,000	865,653
SOFR + 1.730% 3.091% VRN 5/14/32 (b)	350,000	357,654
SOFR + 3.730% 4.194% VRN 4/01/31 (b)	250,000	279,732

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Danske Bank A/S
5.375% 1/12/24 (b)	$240,000	$263,370
Goldman Sachs Capital II 3 mo. USD LIBOR + .768%
4.000% VRN (c)	8,000	7,863
The Goldman Sachs Group, Inc.
SOFR + 1.472% 2.908% VRN 7/21/42	80,000	78,737
SOFR + 1.513% 3.210% VRN 4/22/42	40,000	41,274
3.500% 4/01/25	370,000	397,662
3.500% 11/16/26	200,000	216,042
3 mo. USD LIBOR + 1.510% 3.691% VRN 6/05/28	830,000	913,144
3.850% 7/08/24	90,000	96,882
4.000% 3/03/24	100,000	107,710
3 mo. USD LIBOR + 1.301% 4.223% VRN 5/01/29	490,000	554,177
4.250% 10/21/25	260,000	287,858
4.750% 10/21/45	130,000	167,508
5.150% 5/22/45	390,000	510,542
6.250% 2/01/41	130,000	188,994
6.750% 10/01/37	80,000	114,299
HSBC Holdings PLC
SOFR + 1.929% 2.099% VRN 6/04/26	510,000	520,982
4.250% 8/18/25	330,000	361,874
Intesa Sanpaolo SpA
3.375% 1/12/23 (b)	550,000	568,854
5.017% 6/26/24 (b)	900,000	971,608
5.710% 1/15/26 (b)	200,000	224,312
JP Morgan Chase & Co.
SOFR + 1.850% 2.083% VRN 4/22/26	540,000	555,065
SOFR + 2.040% 2.522% VRN 4/22/31	300,000	305,736
SOFR + 2.440% 3.109% VRN 4/22/51	80,000	81,053
3 mo. USD LIBOR + .945% 3.509% VRN 1/23/29	230,000	250,331
3.875% 9/10/24	300,000	326,111
3 mo. USD LIBOR + 1.260% 4.203% VRN 7/23/29	310,000	352,348
4.250% 10/01/27	70,000	79,574
3 mo. USD LIBOR + 1.330% 4.452% VRN 12/05/29	610,000	702,005
4.950% 6/01/45	140,000	182,642
Lloyds Banking Group PLC
4.375% 3/22/28	200,000	227,167
4.550% 8/16/28	370,000	426,107

	Principal Amount	Value
Mitsubishi UFJ Financial Group, Inc.
2.998% 2/22/22	$160,000	$161,689
Morgan Stanley
SOFR + 1.143% 2.699% VRN 1/22/31	10,000	10,310
SOFR + 3.120% 3.622% VRN 4/01/31	990,000	1,090,030
3 mo. USD LIBOR + 1.140% 3.772% VRN 1/24/29	350,000	386,977
3 mo. USD LIBOR + 1.628% 4.431% VRN 1/23/30	10,000	11,537
National Securities Clearing Corp.
1.500% 4/23/25 (b)	250,000	253,764
Natwest Group PLC
3 mo. USD LIBOR + 1.762% 4.269% VRN 3/22/25	430,000	463,972
3 mo. USD LIBOR + 1.550% 4.519% VRN 6/25/24	200,000	212,860
Royal Bank of Canada
1.150% 6/10/25	310,000	310,480
1.600% 4/17/23	30,000	30,577
Santander Holdings USA, Inc.
4.500% 7/17/25	50,000	55,067
The Toronto-Dominion Bank
1.150% 6/12/25	300,000	300,557
UBS Group AG
3 mo. USD LIBOR + .954% 2.859% VRN 8/15/23 (b)	200,000	204,202
4.125% 9/24/25 (b)	210,000	231,920
4.253% 3/23/28 (b)	340,000	382,060
5 year USD Swap + 4.344% 7.000% VRN (b) (c)	500,000	545,480
UniCredit SpA
6.572% 1/14/22 (b)	640,000	650,350
US Bancorp
1.450% 5/12/25	280,000	284,388
Wells Fargo & Co.
SOFR + 2.000% 2.188% VRN 4/30/26	570,000	588,118
SOFR + 2.100% 2.393% VRN 6/02/28	360,000	370,801
SOFR + 1.432% 2.879% VRN 10/30/30	150,000	156,223
3.000% 10/23/26	350,000	374,945
4.300% 7/22/27	370,000	419,990
4.400% 6/14/46	180,000	213,613
SOFR + 4.032% 4.478% VRN 4/04/31	210,000	244,757
4.650% 11/04/44	80,000	97,864
4.750% 12/07/46	270,000	337,678
4.900% 11/17/45	250,000	316,081

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SOFR + 4.502% 5.013% VRN 4/04/51	$1,480,000	$1,983,850
5.375% 11/02/43	110,000	145,558
3 mo. USD LIBOR + 3.990% 5.875% VRN (c)	50,000	55,726
		57,159,961
Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3.650% 2/01/26	470,000	515,313
4.900% 2/01/46	50,000	62,039
Anheuser-Busch InBev Worldwide, Inc.
3.500% 6/01/30	130,000	142,510
4.000% 4/13/28	80,000	90,323
4.350% 6/01/40	30,000	34,882
4.500% 6/01/50	360,000	428,503
4.750% 1/23/29	460,000	540,652
5.550% 1/23/49	80,000	107,926
The Coca-Cola Co.
1.450% 6/01/27	250,000	252,232
2.500% 6/01/40	10,000	9,698
2.600% 6/01/50	80,000	76,243
Molson Coors Beverage Co.
3.000% 7/15/26	50,000	53,391
3.500% 5/01/22	20,000	20,371
4.200% 7/15/46	50,000	55,218
PepsiCo, Inc.
1.625% 5/01/30	170,000	166,368
3.625% 3/19/50	50,000	57,701
3.875% 3/19/60	80,000	96,998
		2,710,368
Biotechnology — 0.1%
Amgen, Inc.
4.663% 6/15/51	24,000	30,209
Gilead Sciences, Inc.
3.700% 4/01/24	130,000	138,884
4.500% 2/01/45	10,000	12,087
4.750% 3/01/46	120,000	150,582
		331,762
Building Materials — 0.0%
Carrier Global Corp.
3.577% 4/05/50	20,000	21,197
Chemicals — 0.2%
Equate Petrochemical BV
4.250% 11/03/26 (b)	230,000	253,000
OCP SA
3.750% 6/23/31 (b)	260,000	259,038

	Principal Amount	Value
5.125% 6/23/51 (b)	$220,000	$217,800
Orbia Advance Corp. SAB de CV
2.875% 5/11/31 (b)	490,000	493,062
		1,222,900
Commercial Services — 0.2%
Cintas Corp. No 2
2.900% 4/01/22	100,000	101,104
3.700% 4/01/27	160,000	178,493
DP World Ltd.
5.625% 9/25/48 (b)	330,000	406,791
PayPal Holdings, Inc.
1.650% 6/01/25	270,000	276,781
United Rentals North America, Inc.
3.875% 11/15/27	60,000	62,850
		1,026,019
Computers — 1.0%
Apple, Inc.
2.450% 8/04/26	480,000	507,681
Dell International LLC/EMC Corp.
5.300% 10/01/29	4,610,000	5,567,616
International Business Machines Corp.
3.000% 5/15/24	540,000	572,745
		6,648,042
Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co.
3.000% 3/25/30	100,000	109,321
Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.150% 2/15/24	190,000	198,095
Air Lease Corp.
3.375% 7/01/25	200,000	212,318
Blue Owl Finance LLC
3.125% 6/10/31 (b)	1,800,000	1,778,267
GE Capital International Funding Co. Unlimited Co.
4.418% 11/15/35	380,000	455,162
ILFC E-Capital Trust II
3.710% VRN 12/21/65 (b) (e)	10,000	8,337
International Lease Finance Corp.
5.875% 8/15/22	70,000	73,213
KKR Group Finance Co. II LLC
5.500% 2/01/43 (b)	20,000	26,471
Mastercard, Inc.
3.850% 3/26/50	50,000	59,311
Park Aerospace Holdings Ltd.
4.500% 3/15/23 (b)	10,000	10,455
5.250% 8/15/22 (b)	16,000	16,575

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
5.500% 2/15/24 (b)	$50,000	$54,556
Vanguard Group, Inc.
3.050% 8/22/50	450,000	431,009
Visa, Inc.
3.150% 12/14/25	350,000	379,392
4.300% 12/14/45	160,000	200,417
		3,903,578
Electric — 1.1%
The AES Corp.
3.950% 7/15/30 (b)	2,340,000	2,573,111
AES Panama Generation Holdings SRL
4.375% 5/31/30 (b)	1,980,000	2,041,380
Consolidated Edison Co. of New York, Inc.
3.350% 4/01/30	70,000	76,520
3.950% 4/01/50	50,000	56,917
Duke Energy Ohio, Inc.
3.650% 2/01/29	260,000	285,086
Exelon Corp.
5.625% 6/15/35	170,000	219,719
FirstEnergy Corp.
7.375% 11/15/31	760,000	1,038,207
Pacific Gas and Electric Co.
1.750% 6/16/22	450,000	449,281
2.100% 8/01/27	140,000	136,554
2.500% 2/01/31	180,000	171,032
3.300% 8/01/40	50,000	46,040
3.500% 8/01/50	80,000	72,399
		7,166,246
Electronics — 0.0%
Honeywell International, Inc.
1.350% 6/01/25	210,000	213,365
Environmental Controls — 0.0%
Republic Services, Inc.
2.500% 8/15/24	230,000	240,816
Food — 0.3%
Danone SA
2.077% 11/02/21 (b)	250,000	250,000
2.589% 11/02/23 (b)	310,000	321,892
2.947% 11/02/26 (b)	330,000	351,804
The Hershey Co.
0.900% 6/01/25	50,000	49,958
Mars, Inc.
2.700% 4/01/25 (b)	140,000	147,796
3.200% 4/01/30 (b)	80,000	86,870

	Principal Amount	Value
Mondelez International, Inc.
1.500% 5/04/25	$390,000	$395,742
		1,604,062
Forest Products & Paper — 0.1%
Suzano Austria GmbH
3.125% 1/15/32	80,000	77,260
3.750% 1/15/31	430,000	441,718
		518,978
Health Care – Products — 0.1%
Abbott Laboratories
3.750% 11/30/26	139,000	155,853
4.750% 11/30/36	80,000	101,632
4.900% 11/30/46	100,000	134,988
Medtronic, Inc.
3.500% 3/15/25	86,000	93,294
4.625% 3/15/45	18,000	23,461
		509,228
Health Care – Services — 0.3%
Aetna, Inc.
2.800% 6/15/23	40,000	41,409
Anthem, Inc.
3.350% 12/01/24	120,000	128,620
3.650% 12/01/27	140,000	155,439
CommonSpirit Health
4.350% 11/01/42	20,000	22,907
Fresenius Medical Care US Finance II, Inc.
4.750% 10/15/24 (b)	70,000	77,185
5.875% 1/31/22 (b)	50,000	50,870
HCA, Inc.
4.500% 2/15/27	40,000	45,084
4.750% 5/01/23	150,000	159,370
5.000% 3/15/24	50,000	54,867
5.250% 6/15/26	60,000	68,825
5.500% 6/15/47	80,000	103,528
Humana, Inc.
4.500% 4/01/25	50,000	55,513
4.625% 12/01/42	70,000	85,600
4.800% 3/15/47	10,000	12,594
4.950% 10/01/44	40,000	51,128
UnitedHealth Group, Inc.
1.250% 1/15/26	110,000	110,667
2.000% 5/15/30	100,000	100,107
3.125% 5/15/60	30,000	30,607
3.700% 8/15/49	120,000	135,980
3.875% 12/15/28	110,000	124,952
3.875% 8/15/59	210,000	245,632
4.250% 6/15/48	110,000	134,957

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
4.450% 12/15/48	$50,000	$63,258
5.800% 3/15/36	70,000	97,170
		2,156,269
Home Builders — 0.1%
Lennar Corp.
4.500% 4/30/24	100,000	108,123
4.750% 11/29/27	160,000	185,392
MDC Holdings, Inc.
6.000% 1/15/43	20,000	25,180
NVR, Inc.
3.950% 9/15/22	100,000	102,430
		421,125
Insurance — 0.9%
Ambac Assurance Corp.
5.100% (b) (c)	4,362	6,172
American International Group, Inc.
6.250% 3/15/87	234,000	274,357
Athene Global Funding SOFR + .700%
0.750% FRN 5/24/24 (b)	4,350,000	4,371,802
Berkshire Hathaway Finance Corp.
4.250% 1/15/49	190,000	232,635
Brighthouse Financial, Inc.
4.700% 6/22/47	13,000	14,669
Chubb INA Holdings, Inc.
3.350% 5/03/26	120,000	130,840
Guardian Life Global Funding
1.100% 6/23/25 (b)	120,000	120,279
MetLife Capital Trust IV
7.875% 12/15/67 (b)	200,000	277,982
MetLife, Inc.
6.400% 12/15/66	50,000	64,125
New York Life Global Funding
0.950% 6/24/25 (b)	100,000	99,664
Principal Life Global Funding II
1.250% 6/23/25 (b)	110,000	110,144
Teachers Insurance & Annuity Association of America
4.900% 9/15/44 (b)	50,000	64,934
6.850% 12/16/39 (b)	22,000	33,067
Voya Financial, Inc.
5.700% 7/15/43	160,000	219,767
		6,020,437
Internet — 0.5%
Alphabet, Inc.
0.450% 8/15/25	50,000	49,326
0.800% 8/15/27	90,000	87,890
1.100% 8/15/30	100,000	94,287
2.050% 8/15/50	160,000	139,338

	Principal Amount	Value
Amazon.com, Inc.
2.100% 5/12/31	$190,000	$192,194
2.500% 6/03/50	60,000	56,040
3.150% 8/22/27	470,000	516,505
4.050% 8/22/47	210,000	254,199
4.250% 8/22/57	70,000	88,685
4.950% 12/05/44	180,000	242,085
Prosus NV
3.061% 7/13/31 (b)	570,000	555,911
3.832% 2/08/51 (b)	210,000	190,709
4.027% 8/03/50 (b)	310,000	289,798
Tencent Holdings Ltd.
3.680% 4/22/41 (b)	210,000	217,383
3.840% 4/22/51 (b)	520,000	539,425
		3,513,775
Investment Companies — 0.3%
Golub Capital BDC, Inc.
2.500% 8/24/26	2,160,000	2,172,593
Iron & Steel — 0.1%
ArcelorMittal SA
7.000% STEP 10/15/39	60,000	85,118
Vale Overseas Ltd.
6.875% 11/21/36	174,000	233,403
		318,521
Leisure Time — 0.0%
VOC Escrow Ltd.
5.000% 2/15/28 (b)	210,000	207,207
Lodging — 1.1%
Las Vegas Sands Corp.
2.900% 6/25/25	100,000	100,506
3.200% 8/08/24	630,000	646,760
Marriott International, Inc. /MD
3.500% 10/15/32	4,990,000	5,294,977
Sands China Ltd.
3.800% 1/08/26	280,000	288,596
5.125% 8/08/25	750,000	807,570
		7,138,409
Machinery – Diversified — 0.1%
Deere & Co.
3.100% 4/15/30	60,000	65,199
3.750% 4/15/50	260,000	309,571
Otis Worldwide Corp.
2.056% 4/05/25	140,000	144,615
		519,385
Media — 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.500% 8/15/30 (b)	30,000	30,952

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
4.500% 5/01/32	$830,000	$853,862
Charter Communications Operating LLC
3.500% 3/01/42 (d)	60,000	58,580
4.200% 3/15/28	190,000	212,056
4.800% 3/01/50	100,000	111,975
4.908% 7/23/25	270,000	303,550
5.050% 3/30/29	510,000	596,641
5.375% 4/01/38	100,000	120,488
6.484% 10/23/45	160,000	217,127
6.834% 10/23/55	60,000	88,480
Comcast Corp.
2.800% 1/15/51	110,000	103,821
2.887% 11/01/51 (b)	200,000	191,227
3.150% 3/01/26	280,000	302,382
3.250% 11/01/39	30,000	31,627
3.300% 4/01/27	120,000	131,336
3.400% 4/01/30	180,000	198,111
3.400% 7/15/46	30,000	31,740
3.450% 2/01/50	60,000	63,454
3.750% 4/01/40	40,000	44,881
4.000% 3/01/48	50,000	57,132
4.150% 10/15/28	180,000	206,834
4.200% 8/15/34	160,000	187,306
4.250% 10/15/30	190,000	221,088
4.250% 1/15/33	20,000	23,499
6.500% 11/15/35	41,000	58,801
Fox Corp.
5.476% 1/25/39	90,000	115,174
Time Warner Cable, Inc.
6.550% 5/01/37	10,000	13,472
6.750% 6/15/39	120,000	163,965
7.300% 7/01/38	210,000	300,765
Time Warner Entertainment Co. LP
8.375% 7/15/33	20,000	29,668
ViacomCBS, Inc.
3.875% 4/01/24	30,000	32,007
The Walt Disney Co.
6.200% 12/15/34	20,000	28,273
6.650% 11/15/37	120,000	178,671
		5,308,945
Mining — 0.4%
Anglo American Capital PLC
3.625% 9/11/24 (b)	200,000	214,624
4.750% 4/10/27 (b)	230,000	261,636
Barrick Gold Corp.
5.250% 4/01/42	20,000	25,817

	Principal Amount	Value
Barrick North America Finance LLC
5.700% 5/30/41	$80,000	$107,825
5.750% 5/01/43	80,000	109,972
BHP Billiton Finance USA Ltd.
5.000% 9/30/43	100,000	132,916
Freeport-McMoRan, Inc.
3.875% 3/15/23	10,000	10,317
4.550% 11/14/24	10,000	10,813
4.625% 8/01/30	120,000	129,750
5.450% 3/15/43	426,000	524,512
Glencore Funding LLC
3.875% 10/27/27 (b)	90,000	98,109
4.000% 3/27/27 (b)	370,000	406,711
4.125% 5/30/23 (b)	130,000	137,384
4.125% 3/12/24 (b)	130,000	139,258
Southern Copper Corp.
5.250% 11/08/42	450,000	559,125
Teck Resources Ltd.
6.000% 8/15/40	20,000	25,906
		2,894,675
Miscellaneous - Manufacturing — 0.2%
3M Co.
2.375% 8/26/29	140,000	145,128
3.050% 4/15/30	60,000	64,781
3.700% 4/15/50	150,000	170,873
Eaton Corp.
2.750% 11/02/22	240,000	246,186
4.150% 11/02/42	40,000	47,062
General Electric Co.
3.450% 5/01/27	60,000	65,820
3.625% 5/01/30	130,000	144,380
6.750% 3/15/32	210,000	287,188
6.875% 1/10/39	184,000	273,692
		1,445,110
Oil & Gas — 4.6%
Apache Corp.
4.250% 1/15/44	570,000	572,850
4.750% 4/15/43	150,000	162,409
5.100% 9/01/40	120,000	134,398
6.000% 1/15/37	17,000	20,698
BP Capital Markets America, Inc.
3.000% 2/24/50	340,000	326,244
3.119% 5/04/26	290,000	313,201
3.588% 4/14/27	200,000	220,769
3.633% 4/06/30	120,000	133,582
BP Capital Markets PLC
3.506% 3/17/25	330,000	357,105

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Chevron Corp.
1.995% 5/11/27	$110,000	$113,442
3.078% 5/11/50	20,000	20,648
Chevron USA, Inc.
3.850% 1/15/28	300,000	338,543
4.950% 8/15/47	70,000	93,254
Cimarex Energy Co.
3.900% 5/15/27	440,000	481,182
4.375% 3/15/29	220,000	248,403
ConocoPhillips
4.300% 8/15/28 (b)	370,000	425,848
ConocoPhillips Co.
6.950% 4/15/29	75,000	100,164
Devon Energy Corp.
4.750% 5/15/42	10,000	11,350
5.000% 6/15/45	440,000	514,827
5.250% 10/15/27 (b)	32,000	34,011
5.600% 7/15/41	270,000	335,808
5.850% 12/15/25	120,000	138,798
5.875% 6/15/28 (b)	26,000	28,652
8.250% 8/01/23 (b)	30,000	33,575
Diamondback Energy, Inc.
3.250% 12/01/26	10,000	10,704
3.500% 12/01/29	100,000	106,841
Ecopetrol SA
5.875% 5/28/45	770,000	774,966
EOG Resources, Inc.
3.900% 4/01/35	200,000	226,163
4.150% 1/15/26	70,000	78,079
4.375% 4/15/30	60,000	69,981
4.950% 4/15/50	40,000	52,837
EQT Corp.
3.000% 10/01/22	560,000	569,856
3.900% 10/01/27	70,000	75,756
6.625% STEP 2/01/25	20,000	22,891
Exxon Mobil Corp.
2.992% 3/19/25	440,000	469,247
3.043% 3/01/26	130,000	140,252
3.452% 4/15/51	185,000	196,882
3.482% 3/19/30	190,000	211,267
4.114% 3/01/46	310,000	362,380
4.327% 3/19/50	20,000	24,440
KazMunayGas National Co. JSC
5.375% 4/24/30 (b)	200,000	235,750
Marathon Oil Corp.
6.600% 10/01/37	4,860,000	6,442,762
Occidental Petroleum Corp.
3.200% 8/15/26	300,000	306,282
4.100% 2/15/47	590,000	561,031

	Principal Amount	Value
4.200% 3/15/48	$120,000	$114,900
4.400% 4/15/46	40,000	39,832
4.625% 6/15/45	80,000	81,800
6.450% 9/15/36	240,000	301,950
6.600% 3/15/46	630,000	790,650
7.875% 9/15/31	160,000	213,323
Petrobras Global Finance BV
5.299% 1/27/25	451,000	503,947
5.500% 6/10/51	610,000	567,635
5.999% 1/27/28	900,000	1,015,200
7.375% 1/17/27	260,000	313,702
Petroleos Mexicanos
6.375% 1/23/45	220,000	187,024
6.625% 6/15/35	303,000	286,920
6.875% 8/04/26	160,000	174,016
7.690% 1/23/50	6,935,000	6,559,123
Pioneer Natural Resources Co.
1.125% 1/15/26	40,000	39,476
2.150% 1/15/31	190,000	184,685
Qatar Petroleum
3.125% 7/12/41 (b)	380,000	379,818
3.300% 7/12/51 (b)	390,000	393,900
Shell International Finance BV
2.750% 4/06/30	160,000	169,705
2.875% 5/10/26	230,000	247,577
3.250% 4/06/50	230,000	243,737
4.000% 5/10/46	180,000	211,444
4.550% 8/12/43	100,000	125,127
Sinopec Group Overseas Development 2014 Ltd.
4.375% 4/10/24 (b)	330,000	357,673
		29,601,292
Oil & Gas Services — 0.0%
Halliburton Co.
3.800% 11/15/25	5,000	5,474
4.850% 11/15/35	20,000	23,555
5.000% 11/15/45	110,000	131,528
Schlumberger Holdings Corp.
3.900% 5/17/28 (b)	31,000	34,146
		194,703
Packaging & Containers — 0.0%
Ball Corp.
3.125% 9/15/31	100,000	98,758
WestRock RKT LLC
4.000% 3/01/23	30,000	31,176
		129,934

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pharmaceuticals — 1.6%
AbbVie, Inc.
2.600% 11/21/24	$740,000	$777,792
2.950% 11/21/26	260,000	278,447
3.200% 11/21/29	670,000	721,868
3.600% 5/14/25	130,000	140,593
3.800% 3/15/25	180,000	195,460
4.250% 11/21/49	20,000	23,724
4.550% 3/15/35	90,000	107,735
Becton Dickinson and Co.
3.363% 6/06/24	82,000	87,177
4.685% 12/15/44	20,000	24,868
Bristol-Myers Squibb Co.
2.900% 7/26/24	366,000	388,493
3.200% 6/15/26	310,000	338,110
3.400% 7/26/29	150,000	165,790
3.875% 8/15/25	38,000	41,894
5.000% 8/15/45	146,000	195,788
Cigna Corp.
3.750% 7/15/23	161,000	170,167
4.125% 11/15/25	100,000	111,068
4.375% 10/15/28	740,000	854,449
CVS Health Corp.
2.125% 9/15/31	210,000	206,061
3.750% 4/01/30	150,000	166,478
4.125% 4/01/40	120,000	137,258
4.250% 4/01/50	30,000	35,398
4.300% 3/25/28	578,000	657,396
5.050% 3/25/48	100,000	128,826
5.125% 7/20/45	100,000	128,613
CVS Pass-Through Trust
5.298% 1/11/27 (b)	5,634	6,153
5.880% 1/10/28	68,469	79,260
6.036% 12/10/28	61,985	72,323
6.943% 1/10/30	56,041	67,773
GlaxoSmithKline Capital PLC
2.850% 5/08/22	10,000	10,154
Johnson & Johnson
0.550% 9/01/25	120,000	118,492
0.950% 9/01/27	250,000	244,946
3.625% 3/03/37	410,000	470,668
Merck & Co., Inc.
0.750% 2/24/26	200,000	197,304
1.450% 6/24/30	120,000	115,905
Pfizer, Inc.
0.800% 5/28/25	270,000	268,914
1.700% 5/28/30	280,000	276,259
Teva Pharmaceutical Finance Co. BV
2.950% 12/18/22	110,000	110,825

	Principal Amount	Value
3.650% 11/10/21	$50,000	$50,062
Teva Pharmaceutical Finance Netherlands III BV
2.800% 7/21/23	420,000	417,497
3.150% 10/01/26	900,000	862,875
6.000% 4/15/24	350,000	368,375
7.125% 1/31/25	390,000	426,562
		10,247,800
Pipelines — 1.2%
Cameron LNG LLC
2.902% 7/15/31 (b)	40,000	42,362
3.302% 1/15/35 (b)	260,000	277,299
Cheniere Energy Partners LP
3.250% 1/31/32 (b)	170,000	170,561
El Paso Natural Gas Co. LLC
8.375% 6/15/32	289,000	422,852
Energy Transfer LP
2.900% 5/15/25	170,000	178,134
3.750% 5/15/30	500,000	539,740
4.950% 6/15/28	50,000	57,323
5.250% 4/15/29	80,000	93,693
5.300% 4/01/44	20,000	23,128
6.250% 4/15/49	260,000	340,956
5 year CMT + 5.134% 6.750% VRN (c)	120,000	122,550
Enterprise Products Operating LLC
3.700% 1/31/51	10,000	10,552
4.150% 10/16/28	1,040,000	1,183,093
5.700% 2/15/42	40,000	52,890
Kinder Morgan Energy Partners LP
5.500% 3/01/44	30,000	37,375
Kinder Morgan, Inc.
4.300% 3/01/28	140,000	158,565
5.200% 3/01/48	20,000	24,912
MPLX LP
4.500% 4/15/38	70,000	78,668
4.700% 4/15/48	270,000	311,453
4.800% 2/15/29	190,000	220,250
4.875% 12/01/24	90,000	99,674
5.500% 2/15/49	100,000	126,492
Southern Natural Gas Co. LLC
8.000% 3/01/32	148,000	209,152
Tennessee Gas Pipeline Co. LLC
2.900% 3/01/30 (b)	170,000	175,624
Transcontinental Gas Pipe Line Co. LLC
7.850% 2/01/26	60,000	74,782

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Western Midstream Operating LP
3 mo. USD LIBOR + 2.100% 2.229% FRN 1/13/23	$90,000	$90,000
4.350% STEP 2/01/25	240,000	253,251
5.300% STEP 2/01/30	900,000	994,500
5.500% 8/15/48	20,000	23,400
6.500% STEP 2/01/50	230,000	270,658
The Williams Cos., Inc.
3.750% 6/15/27	170,000	187,105
7.500% 1/15/31	200,000	277,856
7.750% 6/15/31	350,000	486,563
		7,615,413
Real Estate Investment Trusts (REITS) — 0.1%
GLP Capital LP/GLP Financing II, Inc.
5.250% 6/01/25	10,000	11,151
5.375% 4/15/26	40,000	45,478
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.750% 9/17/24 (b)	220,000	233,988
4.750% 9/17/44 (b)	250,000	271,537
		562,154
Retail — 0.4%
Costco Wholesale Corp.
1.375% 6/20/27	310,000	311,964
1.600% 4/20/30	110,000	107,372
Dollar General Corp.
3.250% 4/15/23	30,000	31,104
The Home Depot, Inc.
2.700% 4/15/30	200,000	211,395
3.300% 4/15/40	120,000	129,754
3.350% 4/15/50	220,000	237,559
3.900% 12/06/28	30,000	34,295
3.900% 6/15/47	40,000	46,960
Lowe’s Cos., Inc.
4.500% 4/15/30	130,000	152,243
McDonald’s Corp.
3.300% 7/01/25	210,000	226,053
3.500% 7/01/27	180,000	198,763
3.600% 7/01/30	190,000	211,104
3.625% 9/01/49	40,000	43,510
3.800% 4/01/28	110,000	122,841
4.200% 4/01/50	140,000	166,504
Target Corp.
2.250% 4/15/25	290,000	302,410
Walmart, Inc.
1.500% 9/22/28	80,000	79,625
1.800% 9/22/31	40,000	39,563
		2,653,019

	Principal Amount	Value
Semiconductors — 0.4%
Broadcom, Inc.
3.137% 11/15/35	$750,000	$746,468
Intel Corp.
1.600% 8/12/28	190,000	189,144
3.050% 8/12/51	90,000	89,772
3.700% 7/29/25	40,000	43,765
4.750% 3/25/50	160,000	208,766
Micron Technology, Inc.
2.497% 4/24/23	170,000	174,978
NVIDIA Corp.
2.850% 4/01/30	90,000	96,345
3.500% 4/01/40	240,000	265,617
3.500% 4/01/50	170,000	189,997
3.700% 4/01/60	170,000	197,354
NXP BV / NXP Funding LLC / NXP USA, Inc.
2.700% 5/01/25 (b)	120,000	125,298
Texas Instruments, Inc.
1.750% 5/04/30	110,000	108,841
		2,436,345
Software — 0.4%
Microsoft Corp.
2.400% 8/08/26	600,000	637,094
2.525% 6/01/50	133,000	127,971
2.675% 6/01/60	17,000	16,397
2.921% 3/17/52	107,000	110,976
3.041% 3/17/62	83,000	87,327
3.300% 2/06/27	290,000	320,602
Oracle Corp.
1.650% 3/25/26	450,000	456,386
2.875% 3/25/31	490,000	504,625
salesforce.com, Inc.
3.250% 4/11/23	160,000	166,827
3.700% 4/11/28	50,000	56,221
		2,484,426
Telecommunications — 1.2%
AT&T, Inc.
1.650% 2/01/28	280,000	277,520
2.300% 6/01/27	540,000	558,603
2.550% 12/01/33	80,000	78,592
3.100% 2/01/43	240,000	229,578
3.550% 9/15/55	153,000	150,432
4.350% 6/15/45	101,000	114,045
Sprint Spectrum Co. LLC
4.738% 9/20/29 (b)	192,500	205,590

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
T-Mobile USA, Inc.
2.050% 2/15/28	$70,000	$70,585
2.250% 2/15/26	70,000	70,788
2.250% 11/15/31	70,000	68,556
2.550% 2/15/31	200,000	200,488
2.625% 2/15/29	230,000	232,806
2.875% 2/15/31	170,000	171,445
3.000% 2/15/41	60,000	57,928
3.300% 2/15/51	20,000	19,289
3.500% 4/15/25	350,000	376,936
3.500% 4/15/31	240,000	253,112
3.500% 4/15/31 (b)	210,000	221,473
3.750% 4/15/27	50,000	55,058
Telefonica Emisiones SA
5.213% 3/08/47	150,000	186,818
Verizon Communications, Inc.
1.750% 1/20/31	280,000	265,824
2.550% 3/21/31	800,000	809,711
2.650% 11/20/40	440,000	412,511
2.875% 11/20/50	530,000	492,986
3.850% 11/01/42	40,000	43,921
3.875% 2/08/29	130,000	145,679
4.000% 3/22/50	120,000	135,861
4.125% 8/15/46	180,000	206,223
4.329% 9/21/28	820,000	941,816
4.400% 11/01/34	270,000	319,314
5.250% 3/16/37	170,000	219,380
5.500% 3/16/47	30,000	41,409
Vodafone Group PLC
4.375% 5/30/28	70,000	80,329
		7,714,606
Transportation — 0.2%
Union Pacific Corp.
2.150% 2/05/27	50,000	51,768
2.891% 4/06/36 (b)	370,000	383,553
3.750% 7/15/25	190,000	208,103
3.750% 2/05/70	150,000	168,072
3.839% 3/20/60	180,000	205,848
		1,017,344

TOTAL CORPORATE DEBT (Cost $193,625,831)		203,953,252

MUNICIPAL OBLIGATIONS — 0.0%
Northeast Ohio Regional Sewer District, Revenue Bond
5.000% 11/15/43	50,000	53,865
State of California
General Obligation, 5.000% 4/01/42	70,000	71,599

	Principal Amount	Value
General Obligation, 5.000% 11/01/43	$50,000	$54,529

TOTAL MUNICIPAL OBLIGATIONS (Cost $173,256)		179,993

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.4%
Auto Floor Plan Asset-Backed Securities — 0.2%
Ford Credit Floorplan Master, Series 2018-4, Class A
4.060% 11/15/30	1,100,000	1,247,525
Automobile Asset-Backed Securities — 0.4%
Hertz Vehicle Financing III LP, Series 2021-2A, Class C
2.520% 12/27/27 (b)	2,500,000	2,531,985
Commercial Mortgage-Backed Securities — 3.8%
Banc of America Merrill Lynch Trust, Series 2016-GG10, Class AJA,
5.968% VRN 8/10/45 (b) (e)	708,576	289,134
BANK, Series 2017-BNK4, Class XA,
1.545% VRN 5/15/50 (e)	3,599,207	200,201
Benchmark Mortgage Trust, Series 2021-B29, Class XA,
1.050% VRN 9/15/54 (b) (e)	2,520,000	195,205
BX Trust, Series 2018-IND, Class G, 1 mo. USD LIBOR + 2.050%
2.134% FRN 11/15/35 (b)	357,000	357,000
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class B,
4.175% VRN 7/10/47 (e)	350,000	375,455
Credit Suisse Mortgage Trust
Series 2014-USA, Class A2, 3.953% 9/15/37 (b)	190,000	203,851
Series 2019-RIO Class A, 1 mo. USD LIBOR + 3.024% 4.024% FRN 12/15/21 (b)	2,500,000	2,450,844
Series 2014-USA, Class E, 4.373% 9/15/37 (b)	140,000	125,902
Series 2014-USA, Class F, 4.373% 9/15/37 (b)	2,440,000	1,929,681
Series 2017-CHOP, Class G, 1 mo. USD LIBOR + 5.600% 5.684% FRN 7/15/32 (b)	1,700,000	1,471,020
Grace Trust, Series 2020-GRCE, Class D,
2.769% VRN 12/10/40 (b) (e)	4,500,000	4,353,160
GS Mortgage Securities Trust
Series 2014-2R, Class 3B 0.702% 11/26/37 (b)	1,220,000	1,065,884

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2021-ROSS, Class A, 1 mo. USD LIBOR + 1.150% 1.234% FRN 5/15/26 (b)	$370,000	$370,039
Series 2018-SRP5, Class A, 1 mo. USD LIBOR + 1.550% 1.634% FRN 9/15/31 (b)	1,350,000	1,272,008
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class XA, 0.814% VRN 4/15/47 (e)	1,076,102	13,407
Series 2015-C31, Class B, 4.773% VRN 8/15/48 (e)	160,000	175,018
Series 2013-C17, Class B, 5.049% VRN 1/15/47 (e)	30,000	32,055
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class XA,
0.992% VRN 10/15/50 (e)	7,547,463	310,875
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ,
6.193% VRN 9/12/49 (e)	5,016	4,787
Morgan Stanley Capital I Trust
Series 2019-L2, Class B, 4.494% VRN 3/15/52 (e)	850,000	962,325
Series 2006-IQ12, Class AJ, 5.399% 12/15/43	11,634	7,562
Series 2007-IQ13, Class AJ, 5.438% 3/15/44	818	815
PFP Ltd., Series 2021-8, Class A, 1 mo. USD LIBOR + 1.000%
1.100% FRN 8/09/37 (b)	790,000	790,000
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.126% 7/05/36 (b)	320,000	334,000
UBS Commercial Mortgage Trust, Series 2017-C1, Class A4
3.460% 6/15/50	170,000	184,470
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A,
4.104% VRN 9/14/22 (b) (e)	80,172	80,886
Wells Fargo Commercial Mortgage Trust
Series 2019-C52, Class XA, 1.741% VRN 8/15/52 (e)	5,706,288	557,728
Series 2016-BNK1, Class B, 2.967% 8/15/49	780,000	802,747
Series 2013-LC12, Class B, 4.443% VRN 7/15/46 (e)	140,000	139,974
WFRBS Commercial Mortgage Trust
Series 2014-C24, Class B, 4.204% VRN 11/15/47 (e)	190,000	190,768

	Principal Amount	Value
Series 2014-C24, Class C, 4.290% VRN 11/15/47 (e)	$190,000	$172,567
Series 2014-LC14, Class D, 4.586% VRN 3/15/47 (b) (e)	5,000,000	5,094,652
		24,514,020
Home Equity Asset-Backed Securities — 0.5%
Accredited Mortgage Loan Trust, Series 2006-2, Class M1, 1 mo. USD LIBOR + .270%
0.356% FRN 9/25/36	420,000	398,023
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE6, Class A3B, 1 mo. USD LIBOR + .960%
1.046% FRN 11/25/33	1,249,236	1,125,990
GSAA Home Equity Trust, Series 2006-5, Class 2A3, 1 mo. USD LIBOR + .540%
0.626% FRN 3/25/36	358,240	215,186
RBSSP Resecuritization Trust, Series 2010-4, Class 6A2,
5.825% STEP 2/26/36 (b)	1,028,244	1,036,651
		2,775,850
Manufactured Housing Asset-Backed Securities — 0.1%
Conseco Finance Corp., Series 1996-4, Class M1,
7.750% VRN 6/15/27 (e)	691,825	726,450
Other Asset-Backed Securities — 2.5%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL3, Class A, 1 mo. USD LIBOR + 1.070%
1.155% FRN 8/15/34 (b)	790,000	790,002
Dividend Solar Loans LLC, Series 2019-1, Class A
3.670% 8/22/39 (b)	942,481	997,897
First Franklin Mortgage Loan Trust, Series 2006-FF15, Class A2, 1 mo. USD LIBOR + .120%
0.206% FRN 11/25/36	356,111	338,872
HGI CRE CLO Ltd., Series 2021-FL2, Class A, 1 mo. USD LIBOR + 1.000%
1.100% FRN 9/19/26 (b)	790,000	790,003
InStar Leasing III LLC, Series 2021-1A, Class A
2.300% 2/15/54 (b)	610,229	608,293
ITE Rail Fund Levered LP, Series 2021-1A, Class A
2.250% 2/28/51 (b)	757,590	760,850

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Legacy Mortgage Asset Trust
Series 2019-GS5, Class A1, 3.200% STEP 5/25/59 (b)	$1,251,790	$1,254,833
Series 2019-GS1, Class A1, 4.000% STEP 1/25/59 (b)	778,939	779,393
Magnolia Finance XI DAC, Series 2019-1OTF, Class A1, 3 mo. USD LIBOR + 2.900%
3.029% FRN 8/09/24 (b)	965,000	933,223
PFCA Home Equity Investment Trust, Series 2003-IFC6, Class A,
4.656% VRN 4/22/35 (b) (e)	543,790	540,745
Popular ABS Mortgage Pass-Through Trust, Series 2005-2, Class M2 (ABS),
6.217% STEP 4/25/35	1,516,935	1,246,590
Saxon Asset Securities Trust, Series 2006-3, Class A4, 1 mo. USD LIBOR + .240%
0.326% FRN 10/25/46	440,000	393,863
SBA Small Business Investment Cos.
Series 2019-25G, Class 1, 2.690% 7/01/44	237,113	251,622
Series 2019-20D, Class 1, 2.980% 4/01/39	169,186	181,166
Series 2019-10A, Class 1, 3.113% 3/10/29	419,430	440,076
Series 2018-10B, Class 1, 3.548% 9/10/28	286,293	306,286
Structured Asset Investment Loan Trust, Series 2004-8, Class A9, 1 mo. USD LIBOR + 1.000%
1.086% FRN 9/25/34	935,525	913,566
Taco Bell Funding LLC, Series 2021-1A, Class A23
2.542% 8/25/51 (b)	4,000,000	4,002,994
Towd Point Mortgage Trust, Series 2017-4, Class B2,
3.427% VRN 6/25/57 (b) (e)	740,000	785,219
		16,315,493
Student Loans Asset-Backed Securities — 0.2%
College Ave Student Loans LLC, Series 2019-A, Class A2
3.280% 12/28/48 (b)	314,776	323,416
SLM Student Loan Trust, Series 2003-7A, Class A5A, 3 mo. USD LIBOR + 1.200%
1.316% FRN 12/15/33 (b)	395,358	396,490
SMB Private Education Loan Trust, Series 2021-A, Class B
2.310% 1/15/53 (b)	600,000	609,351
		1,329,257

	Principal Amount	Value
Whole Loan Collateral Collateralized Mortgage Obligations — 1.7%
Bear Stearns Asset -Backed Securities I Trust, Series 2005-AC8, Class A3, 1 mo. USD LIBOR + 7.650%
7.564% FRN 11/25/35	$696,586	$212,252
Citigroup Mortgage Loan Trust, Series 2007-6, Class 2A4, 1 mo. USD LIBOR + .350%
0.436% FRN 5/25/37	1,669,213	717,301
Credit Suisse Mortgage Trust
Series 2015-4R, Class 3A3, 1 mo. USD LIBOR + .310% 0.704% FRN 10/27/36 (b)	773,932	389,308
Series 2021-2R, Class 1A1, 1 mo. USD LIBOR + 1.750% 1.833% FRN 7/25/47 (b)	849,171	855,641
Series 2015-2R, Class 7A2, 2.324% VRN 8/27/36 (b) (e)	2,268,120	1,976,735
Flagstar Mortgage Trust, Series 2018-2, Class A4,
3.500% VRN 4/25/48 (b) (e)	94,811	95,295
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3,
2.626% VRN 10/25/35 (e)	52,170	36,515
HarborView Mortgage Loan Trust, Series 2006-2, Class 1A,
2.623% VRN 2/25/36 (e)	27,508	12,326
JP Morgan Mortgage Trust
Series 2018-3, Class A1, 3.500% VRN 9/25/48 (b) (e)	422,432	428,618
Series 2018-4, Class A1, 3.500% VRN 10/25/48 (b) (e)	177,691	180,540
Series 2018-5, Class A1, 3.500% VRN 10/25/48 (b) (e)	232,464	236,651
Morgan Stanley Resecuritization Trust, Series 2015-R3, Class 7A2, 12 mo. MTA + .770%
0.869% FRN 4/26/47 (b)	300,000	293,739
MRA Issuance Trust, Series 2021-EB01, Class A1X, 1 mo. USD LIBOR + 1.750%
1.834% FRN 2/16/22 (b)	1,110,000	1,109,577
New Residential Mortgage Loan Trust
Series 2018-RPL1, Class M2, 3.500% VRN 12/25/57 (b) (e)	730,000	783,421
Series 2017-4A, Class A1, 4.000% VRN 5/25/57 (b) (e)	324,250	344,844

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Prime Mortgage Trust
Series 2006-DR1, Class 1A1, 5.500% 5/25/35 (b)	$7,888	$7,573
Series 2006-DR1, Class 2A2, 6.000% 5/25/35 (b)	582,333	519,386
RBSSP Resecuritization Trust, Series 2013-4, Class 1A2, 1 mo. USD LIBOR + 1.500%
1.648% FRN 12/26/37 (b)	2,069,616	1,968,307
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 1A1,
2.809% VRN 8/25/36 (e)	183,795	141,106
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1, 12 mo. MTA + 2.150%
2.242% FRN 3/25/46	190,167	185,640
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1B, 12 mo. MTA + 1.000%
1.092% FRN 2/25/46	589,846	568,778
		11,063,553
Whole Loan Collateral Planned Amortization Classes — 0.0%
Alternative Loan Trust, Series 2006-18CB, Class A6, 1 mo. USD LIBOR + 28.600%
28.256% FRN 7/25/36	45,828	62,387

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $60,255,053)		60,566,520

SOVEREIGN DEBT OBLIGATIONS — 5.2%
Abu Dhabi Government International Bond
3.125% 9/30/49 (b)	1,530,000	1,535,318
Argentine Republic Government International Bond
1.125% STEP 7/09/35	1,927,319	626,398
2.500% STEP 7/09/41	110,000	40,401
Brazil Notas do Tesouro Nacional Serie F
10.000% 1/01/23 BRL (f)	5,801,000	1,072,787
10.000% 1/01/25 BRL (f)	7,440,000	1,360,472
10.000% 1/01/27 BRL (f)	1,935,000	347,595
Brazilian Government International Bond
4.625% 1/13/28	420,000	441,815
5.000% 1/27/45	510,000	475,228
5.625% 1/07/41	900,000	910,827

	Principal Amount	Value
Colombia Government International Bond
3.250% 4/22/32	$430,000	$400,493
4.125% 2/22/42	440,000	394,777
Egypt Government International Bond
5.577% 2/21/23 (b)	370,000	380,593
Indonesia Government International Bond
3.500% 1/11/28	400,000	433,630
5.125% 1/15/45	1,360,000	1,643,035
6.500% 2/15/31 IDR (f)	58,983,000,000	4,164,354
Kuwait Government International Bond
3.500% 3/20/27 (b)	320,000	354,000
Mexican Bonos
7.750% 11/13/42 MXN (f)	34,785,600	1,665,796
8.000% 11/07/47 MXN (f)	76,980,000	3,754,777
8.500% 5/31/29 MXN (f)	60,540,000	3,136,999
Mexico Government International Bond
4.750% 3/08/44	630,000	671,542
Nigeria Government International Bond
7.143% 2/23/30 (b)	210,000	213,938
Panama Government International Bond
4.500% 4/01/56	350,000	379,173
Peruvian Government International Bond
6.550% 3/14/37	460,000	620,158
Provincia de Buenos Aires/Government Bonds,
3.900% STEP 9/01/37 (b)	540,019	240,308
Qatar Government International Bond
4.000% 3/14/29 (b)	380,000	431,775
4.817% 3/14/49 (b)	640,000	822,157
Republic of Kenya Government International Bond
6.300% 1/23/34 (b)	370,000	364,927
Republic of Poland Government International Bond
4.000% 1/22/24	540,000	582,216
Russian Federal Bond— OFZ
6.900% 5/23/29 RUB (f)	269,798,000	3,652,533
7.250% 5/10/34 RUB (f)	60,500,000	823,689
7.700% 3/16/39 RUB (f)	86,260,000	1,224,127
7.750% 9/16/26 RUB (f)	8,260,000	116,337

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
State of Israel
2.750% 7/03/30	$310,000	$329,465
		33,611,640

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $36,872,424)		33,611,640

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (g) — 12.4%
Collateralized Mortgage Obligations — 1.7%
Federal Home Loan Mortgage Corp.
Series 3422, Class AI, 0.250% STEP 1/15/38	9,309	71
Series 5018, Class MI, 2.000% 10/25/50	377,995	50,614
Series 5010, Class IK, 2.500% 9/25/50	248,812	34,867
Series 5010, Class JI, 2.500% 9/25/50	552,970	86,819
Series 5013, Class IN, 2.500% 9/25/50	285,416	47,198
Series 5040, Class IB, 2.500% 11/25/50	182,162	25,804
Series 5059, Class IB, 2.500% 1/25/51	768,706	125,364
Series 5069, Class MI, 2.500% 2/25/51	93,856	13,718
Series 4793, Class CB, 3.000% 5/15/48	316,096	331,218
Series 4793, Class CD, 3.000% 6/15/48	201,026	210,649
Series 4813, Class CJ, 3.000% 8/15/48	153,195	159,274
Series 353, Class S1, 1 mo. USD LIBOR + 6.000% 5.916% FRN 12/15/46	286,591	53,994
Series R007, Class ZA, 6.000% 5/15/36	74,744	86,794
Series 334, Class S7, 1 mo. USD LIBOR + 6.100% 6.016% FRN 8/15/44	121,978	24,010
Series 3621, Class SB, 1 mo. USD LIBOR + 6.230% 6.146% FRN 1/15/40	26,959	5,278
Series 4203, Class PS, 1 mo. USD LIBOR + 6.250% 6.166% FRN 9/15/42	118,674	17,144
Series 3973, Class SA, 1 mo. USD LIBOR + 6.490% 6.406% FRN 12/15/41	176,904	37,116

	Principal Amount	Value
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series 2012-K20, Class X2A, 0.200% 5/25/45 (b)	$2,896,220	$1,958
Series K741, Class X1, 0.657% VRN 12/25/27 (e)	2,999,240	95,975
Series K094, Class X1, 1.015% VRN 6/25/29 (e)	997,698	60,078
Series K743, Class X1, 1.028% VRN 5/25/28 (e)	4,000,000	224,280
Series KC05, Class X1, 1.340% VRN 6/25/27 (e)	1,573,380	67,925
Series K736, Class X1, 1.437% VRN 7/25/26 (e)	2,186,695	112,921
Series K110, Class X1, 1.814% VRN 4/25/30 (e)	1,297,682	159,647
Series 2019-KF58, Class B, 1 mo. USD LIBOR + 2.150% 2.233% FRN 1/25/26 (b)	827,547	833,929
Federal National Mortgage Association
Series 2006-118, Class IP1, 0.149% FRN 12/25/36 (e)	66,506	3,948
Series 2006-118, Class IP2, 0.149% FRN 12/25/36 (e)	49,509	3,413
Series 2005-88, Class IP, 1.604% FRN 10/25/35 (e)	25,931	1,234
Series 2006-88, Class IP, 1.857% 3/25/36	36,519	1,896
Series 2020-47, Class GZ, 2.000% 7/25/50	307,588	285,747
Series 2020-97, Class AI, 2.000% 1/25/51	194,175	25,859
Series 2020-56, Class DI, 2.500% 8/25/50	451,895	72,324
Series 2020-57, Class NI, 2.500% 8/25/50	373,828	56,990
Series 2020-74, Class EI, 2.500% 10/25/50	179,102	29,130
Series 2020-89, Class DI, 2.500% 12/25/50	1,265,355	176,772
Series 2021-3, Class QI, 2.500% 2/25/51	855,982	116,696
Series 2021-3, Class IB, 2.500% 2/25/51	290,916	48,962
Series 2006-59, Class IP, 2.550% FRN 7/25/36 (e)	75,246	5,956
Series 409, Class C2, 3.000% 4/25/27	64,001	3,398
Series 409, Class C13, 3.500% 11/25/41	69,659	8,711
Series 409, Class C18, 4.000% 4/25/42	79,682	12,334

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 409, Class C22, 4.500% 11/25/39	$53,714	$8,447
Series 2011-59, Class NZ, 5.500% 7/25/41	338,590	378,895
Series 2013-9, Class CB, 5.500% 4/25/42	280,692	316,948
Series 2013-124, Class SB, 1 mo. USD LIBOR + 5.950% 5.864% FRN 12/25/43	293,952	53,545
Series 2012-46, Class BA, 6.000% 5/25/42	70,532	80,984
Series 2016-61, Class BS, 1 mo. USD LIBOR + 6.100% 6.014% FRN 9/25/46	100,846	18,038
Series 2017-76, Class SB, 1 mo. USD LIBOR + 6.100% 6.014% FRN 10/25/57	596,048	127,297
Series 2012-134, Class SK, 1 mo. USD LIBOR + 6.150% 6.064% FRN 12/25/42	169,514	35,707
Series 2012-133, Class CS, 1 mo. USD LIBOR + 6.150% 6.064% FRN 12/25/42	87,850	17,544
Series 2013-54, Class BS, 1 mo. USD LIBOR + 6.150% 6.064% FRN 6/25/43	229,736	45,747
Series 2017-85, Class SC, 1 mo. USD LIBOR + 6.200% 6.114% FRN 11/25/47	175,518	33,377
Series 2012-35, Class SC, 1 mo. USD LIBOR + 6.500% 6.414% FRN 4/25/42	79,531	15,509
Series 2011-87, Class SG, 1 mo. USD LIBOR + 6.550% 6.464% FRN 4/25/40	102,565	8,313
Series 2011-96, Class SA, 1 mo. USD LIBOR + 6.550% 6.464% FRN 10/25/41	175,794	33,254
Series 2012-28, Class B, 6.500% 6/25/39	9,157	9,885
Series 2013-9, Class BC, 6.500% 7/25/42	83,022	96,009
Series 2012-74, Class SA, 1 mo. USD LIBOR + 6.650% 6.564% FRN 3/25/42	44,312	7,895
Series 2012-51, Class B, 7.000% 5/25/42	60,915	72,883
Federal National Mortgage Association ACES
Series 2020-M36, Class X1, 1.560% VRN 9/25/34 (e)	1,291,500	128,089
Series 2019-M28, Class AV, 2.232% 2/25/27	112,897	117,681

	Principal Amount	Value
Series 2020-M6, Class A, 2.500% 10/25/37	$93,158	$98,210
Series 2019-M19, Class A2, 2.560% 9/25/29	489,655	519,720
Series 2017-M8, Class A2, 3.061% VRN 5/25/27 (e)	100,000	108,427
Series 2019-M5, Class A2, 3.273% 2/25/29	270,000	299,551
Series 2019-M4, Class A2, 3.610% 2/25/31	130,000	150,091
Federal National Mortgage Association Grantor Trust Series 2017-T1, Class A 2.898% 6/25/27	99,550	107,310
Government National Mortgage Association
Series 2012-144, Class IO, 0.355% VRN 1/16/53 (e)	2,536,515	41,570
Series 2018-H07, Class FD, 1 mo. USD LIBOR + .300% 0.390% FRN 5/20/68	365,038	365,739
Series 2010-H28, Class FE, 1 mo. USD LIBOR + .400% 0.490% FRN 12/20/60	104,206	104,745
Series 2014-H20, Class FA, 1 mo. USD LIBOR + .430% 0.520% FRN 10/20/64	1,103,078	1,109,821
Series 2020-H13, Class FA, 1 mo. USD LIBOR + .450% 0.537% FRN 7/20/70	177,399	178,832
Series 2020-H13, Class FC, 1 mo. USD LIBOR + .450% 0.537% FRN 7/20/70	76,495	77,115
Series 2012-135, Class IO, 0.538% VRN 1/16/53 (e)	3,334,131	75,390
Series 2014-186, Class IO, 0.550% VRN 8/16/54 (e)	846,792	17,811
Series 2011-H08, Class FG, 1 mo. USD LIBOR + .480% 0.570% FRN 3/20/61	82,840	83,595
Series 2011-H09, Class AF, 1 mo. USD LIBOR + .500% 0.590% FRN 3/20/61	61,621	62,130
Series 2017-41, Class IO, 0.672% VRN 7/16/58 (e)	1,231,452	53,804
Series 2021-60, Class IO, 0.836% VRN 5/16/63 (e)	2,479,275	194,110
Series 2020-H09, Class FL, 1 mo. USD LIBOR + 1.150% 1.237% FRN 5/20/70	531,565	563,989
Series 2020-H09, Class NF, 1 mo. USD LIBOR + 1.250% 1.337% FRN 4/20/70	156,420	163,328

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2014-22, Class IA, 1.370% FRN 11/20/42 (e)	$24,163	$771
Series 2017-H18, Class BI, 1.508% VRN 9/20/67 (e)	3,663,345	245,177
Series 2012-H27, Class AI, 1.744% VRN 10/20/62 (e)	458,479	21,760
Series 2020-181, Class WI, 2.000% 12/20/50	1,512,413	166,135
Series 2017-H20, Class IB, 2.028% VRN 10/20/67 (e)	75,627	6,451
Series 2017-H15, Class KI, 2.201% VRN 7/20/67 (e)	149,289	14,910
Series 2020-123, Class NI, 2.500% 8/20/50	471,180	63,757
Series 2020-123, Class IL, 2.500% 8/20/50	190,938	26,027
Series 2020-127, Class IN, 2.500% 8/20/50	187,946	25,330
Series 2020-129, Class IE, 2.500% 9/20/50	190,767	26,144
Series 2020-160, Class IH, 2.500% 10/20/50	192,930	26,913
Series 2020-160, Class YI, 2.500% 10/20/50	760,963	106,490
Series 2020-160, Class VI, 2.500% 10/20/50	286,985	40,382
Series 2013-107, Class AD, 2.768% VRN 11/16/47 (e)	220,183	228,993
Series 2019-123, Class A, 3.000% 10/20/49	12,679	12,632
Series 2012-66, Class CI, 3.500% 2/20/38	13,657	75
Series 2013-53, Class OI, 3.500% 4/20/43	470,214	49,210
Series 2020-47, Class MI, 3.500% 4/20/50	359,129	54,516
Series 2020-47, Class NI, 3.500% 4/20/50	89,602	14,901
Series 2014-176, Class IA, 4.000% 11/20/44	50,741	7,299
Series 2015-167, Class OI, 4.000% 4/16/45	62,483	10,256
Series 2016-84, Class IG, 4.500% 11/16/45	278,922	51,793
Series 2014-117, Class SJ, 1 mo. USD LIBOR + 5.600% 5.513% FRN 8/20/44	77,312	13,739
Series 2016-135, Class SB, 1 mo. USD LIBOR + 6.100% 6.015% FRN 10/16/46	115,690	30,396
Series 2016-21, Class ST, 1 mo. USD LIBOR + 6.150% 6.063% FRN 2/20/46	78,277	17,233

	Principal Amount	Value
Series 2010-85, Class HS, 1 mo. USD LIBOR + 6.650% 6.563% FRN 1/20/40	$12,920	$728
		10,963,368
Pass-Through Securities — 10.0%
Federal Home Loan Mortgage Corp.
Pool #RB5125 2.000% 9/01/41	995,812	1,017,514
Pool #RA3882 2.000% 11/01/50	374,474	376,111
Pool #QB8602 2.000% 2/01/51	97,080	97,962
Pool #QB8604 2.000% 2/01/51	94,778	95,525
Pool #QB8773 2.000% 2/01/51	96,203	96,961
Pool #QB9087 2.000% 2/01/51	482,179	485,733
Pool #QB9090 2.000% 2/01/51	98,614	99,137
Pool #QB8975 2.000% 3/01/51	98,480	98,980
Pool #SD0552 2.000% 3/01/51	482,346	484,417
Pool #QB9482 2.000% 3/01/51	96,509	96,998
Pool #QB9961 2.000% 3/01/51	97,330	97,823
Pool #QC0041 2.000% 3/01/51	96,320	96,809
Pool #QC0160 2.000% 3/01/51	96,541	97,151
Pool #QC0161 2.000% 3/01/51	95,656	96,141
Pool #QB9290 2.000% 3/01/51	292,390	294,555
Pool #QC0297 2.000% 4/01/51	197,668	198,718
Pool #SD0573 2.000% 4/01/51	196,511	198,214
Pool #QC0885 2.000% 4/01/51	98,789	99,646
Pool #QC1164 2.000% 4/01/51	98,623	99,308
Pool #RA5155 2.000% 5/01/51	196,874	198,334
Pool #840698 5 year CMT + 1.286% 2.058% FRN 3/01/47	27,836	27,792
Pool #QK0701 2.500% 4/01/41	96,054	100,204
Pool #QB5092 2.500% 11/01/50	186,389	193,930
Pool #QB5093 2.500% 11/01/50	90,751	94,093
Pool #QB8934 2.500% 2/01/51	186,381	192,964
Pool #QC0165 2.500% 3/01/51	95,765	99,549
Pool #QC6551 2.500% 9/01/51	99,906	103,644
Pool #ZS8669 3.000% 9/01/32	95,844	101,081
Pool #ZS8673 3.000% 10/01/32	66,912	70,568
Pool #ZT1257 3.000% 1/01/46	181,585	195,744
Pool #G67701 3.000% 10/01/46	740,827	795,427
Pool #G60985 3.000% 5/01/47	1,471,895	1,578,995
Pool #ZT1493 3.000% 9/01/48	160,795	171,838
Pool #RA1293 3.000% 9/01/49	510,434	544,731
Pool #QA5770 3.000% 1/01/50	57,034	60,473
Pool #RA3175 3.000% 7/01/50	851,710	901,486
Pool #RA3474 3.000% 9/01/50	339,276	359,104
Pool #ZT1970 3.500% 4/01/33	224,317	241,458
Pool #ZS9316 3.500% 1/01/38	365,410	393,678
Pool #Q41209 3.500% 6/01/46	175,473	189,768
Pool #ZA5433 3.500% 6/01/48	824,788	890,977
Pool #Q19135 4.000% 6/01/43	28,964	32,147

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #Q19236 4.000% 6/01/43	$21,600	$23,798
Pool #Q19615 4.000% 7/01/43	29,641	32,898
Pool #Q19985 4.000% 7/01/43	962,313	1,062,386
Pool #C09071 4.000% 2/01/45	201,997	219,635
Pool #V83342 4.000% 8/01/47	126,894	138,301
Pool #G67713 4.000% 6/01/48	680,478	743,140
Pool #ZA6680 4.000% 4/01/49	489,858	534,016
Pool #RA2358 4.000% 3/01/50	85,081	91,339
Pool #U92272 4.500% 12/01/43	4,307	4,766
Pool #V83157 4.500% 4/01/47	1,177,802	1,289,737
Pool #Q49177 4.500% 6/01/47	196,814	217,364
Pool #Q55401 5.000% 4/01/48	231,157	254,663
Pool #Q56002 5.000% 5/01/48	39,039	43,124
Pool #ZM7733 5.000% 8/01/48	153,916	169,360
Pool #ZN1436 5.000% 11/01/48	84,902	93,209
Pool #G06875 5.500% 12/01/38	5,740	6,629
Pool #G07509 6.500% 9/01/39	10,933	13,208
Pool #G06669 6.500% 9/01/39	11,824	14,196
Pool #G07335 7.000% 3/01/39	27,377	33,739
Federal National Mortgage Association
Pool #CA8377 1.500% 12/01/35	93,043	94,181
Pool #BQ0254 2.000% 8/01/50	86,520	87,158
Pool #BQ1528 2.000% 9/01/50	86,825	87,465
Pool #BQ9226 2.000% 1/01/51	189,698	190,660
Pool #BQ9224 2.000% 1/01/51	192,666	193,357
Pool #BR2641 2.000% 2/01/51	95,035	95,736
Pool #BR2643 2.000% 2/01/51	93,474	94,065
Pool #BR2644 2.000% 2/01/51	95,514	95,999
Pool #BR2664 2.000% 2/01/51	380,094	382,896
Pool #BR3500 2.000% 2/01/51	96,336	96,653
Pool #BR3256 2.000% 2/01/51	94,551	95,492
Pool #BR3257 2.000% 2/01/51	95,558	96,426
Pool #BR4056 2.000% 2/01/51	190,740	191,707
Poll #BR3290 2.000% 3/01/51	391,004	392,683
Pool #BR3286 2.000% 3/01/51	95,490	95,972
Pool #BR4722 2.000% 3/01/51	96,007	96,494
Pool #BR4753 2.000% 3/01/51	96,585	97,297
Pool #BR4756 2.000% 3/01/51	96,292	96,781
Pool #BR5458 2.000% 3/01/51	98,255	98,777
Pool #BR5487 2.000% 3/01/51	97,427	97,921
Pool #BR5587 2.000% 3/01/51	97,355	97,971
Pool #BR5577 2.000% 3/01/51	95,556	96,041
Pool #BR5649 2.000% 3/01/51	97,702	98,198
Pool #BR5633 2.000% 3/01/51	98,629	99,129
Pool #BR6462 2.000% 3/01/51	98,780	99,134
Pool #FM6343 2.000% 3/01/51	97,038	97,530
Pool #BQ9453 2.000% 3/01/51	189,452	190,854
Pool #BR4080 2.000% 3/01/51	96,804	97,152
Pool #BR5589 2.000% 3/01/51	97,663	98,013

	Principal Amount	Value
Pool #FM6184 2.000% 3/01/51	$856,430	$863,184
Pool #FM6418 2.000% 3/01/51	96,051	96,808
Pool #BR7191 2.000% 4/01/51	586,313	589,425
Pool #BR7745 2.000% 4/01/51	95,958	96,625
Pool #BR7744 2.000% 4/01/51	96,599	97,331
Pool #BR8478 2.000% 4/01/51	96,268	96,997
Pool #BR8518 2.000% 4/01/51	96,624	97,296
Pool #BL5850 2.260% 4/01/30	388,748	403,895
Pool #MA2749 2.500% 9/01/36	56,237	58,341
Pool #FM3123 2.500% 3/01/38	549,241	570,312
Pool #CA9358 2.500% 3/01/41	96,308	101,296
Pool #CB0100 2.500% 4/01/41	194,039	204,333
Pool #CB0101 2.500% 4/01/41	97,369	102,412
Pool #CB0114 2.500% 4/01/41	386,485	405,418
Pool #CB0470 2.500% 5/01/41	780,890	817,925
Pool #BQ1150 2.500% 10/01/50	182,742	189,073
Pool #FM4577 2.500% 10/01/50	274,830	284,815
Pool #BQ5876 2.500% 11/01/50	94,085	97,551
Pool #BQ5882 2.500% 11/01/50	456,693	472,202
Pool #BR0001 2.500% 12/01/50	93,114	96,340
Pool #BR0757 2.500% 1/01/51	96,441	99,636
Pool #FM5423 2.500% 1/01/51	467,855	484,853
Pool #FM5944 2.500% 1/01/51	275,688	285,705
Pool #FM5713 2.500% 2/01/51	176,227	182,093
Pool #FM5743 2.500% 2/01/51	93,888	97,380
Pool #FM5904 2.500% 2/01/51	185,639	192,543
Pool #FM6460 2.500% 3/01/51	195,299	202,684
Pool #BR6496 2.500% 4/01/51	96,374	100,182
Pool #BR7222 2.500% 4/01/51	197,809	205,228
Pool #FM6871 2.500% 4/01/51	196,709	205,255
Pool #FM7304 2.500% 5/01/51	198,306	205,774
Pool #FM7741 2.500% 5/01/51	194,946	201,984
Pool #FM7675 2.500% 6/01/51	296,721	307,942
Pool #FM7676 2.500% 6/01/51	98,830	102,495
Pool #FM7900 2.500% 7/01/51	198,648	206,322
Pool #BT3303 2.500% 8/01/51	99,721	103,498
Pool #BU0051 2.500% 9/01/51 (d)	600,000	620,815
Pool #AM8674 2.810% 4/01/25	50,000	52,957
Pool #MA2320 3.000% 7/01/35	53,914	57,275
Pool #MA2523 3.000% 2/01/36	369,247	391,577
Pool #MA2579 3.000% 4/01/36	273,855	290,416
Pool #MA2707 3.000% 8/01/36	327,691	347,508
Pool #MA2773 3.000% 10/01/36	1,210,905	1,282,620
Pool #MA2832 3.000% 12/01/36	617,916	654,511
Pool #AQ7306 3.000% 1/01/43	33,243	35,690
Pool #AR1202 3.000% 1/01/43	37,950	40,744
Pool #AS7738 3.000% 8/01/46	461,240	492,737
Pool #BC1509 3.000% 8/01/46	44,406	47,299
Pool #AS7844 3.000% 9/01/46	79,511	84,692

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #BC2817 3.000% 9/01/46	$59,786	$63,663
Pool #BD8104 3.000% 10/01/46	205,272	220,123
Pool #AL9397 3.000% 10/01/46	88,301	94,027
Pool #BM1565 3.000% 4/01/47	815,509	874,510
Pool #CA4979 3.000% 1/01/50	189,035	199,536
Pool #BO8932 3.000% 1/01/50	42,302	44,766
Pool #FM8576 3.000% 2/01/50	106,102	111,888
Pool #FM3830 3.000% 4/01/50	198,513	209,727
Pool #FM8210 3.000% 4/01/50	48,691	51,442
Pool #BP7009 3.000% 8/01/50	145,153	153,636
Pool #AN8048 3.080% 1/01/28	210,000	227,811
Pool #BL2454 3.160% 5/01/29	87,284	95,328
Pool #MA2110 3.500% 12/01/34	83,260	89,441
Pool #MA2138 3.500% 1/01/35	42,822	46,000
Pool #AS8740 3.500% 2/01/37	87,936	94,052
Pool #FM5754 3.500% 3/01/37	77,070	82,719
Pool #890827 3.500% 12/01/37	51,756	55,760
Pool #FM6015 3.500% 8/01/39	72,385	77,419
Pool #FM0068 3.500% 2/01/40	264,162	287,816
Pool #FM0071 3.500% 2/01/40	58,705	63,008
Pool #MA1177 3.500% 9/01/42	23,670	25,612
Pool #MA1213 3.500% 10/01/42	147,077	159,144
Pool #AL3026 3.500% 12/01/42	43,122	46,781
Pool #BM4751 3.500% 3/01/43	480,782	520,980
Pool #AY6181 3.500% 4/01/45	110,331	118,866
Pool #AS6340 3.500% 12/01/45	112,973	122,136
Pool #AS6328 3.500% 12/01/45	467,023	497,781
Pool #AS6562 3.500% 1/01/46	97,850	105,787
Pool #AS6541 3.500% 1/01/46	120,906	131,317
Pool #AL9546 3.500% 11/01/46	239,684	257,672
Pool #BC9096 3.500% 12/01/46	100,573	107,693
Pool #FM3347 3.500% 5/01/47	392,112	419,872
Pool #CA0907 3.500% 12/01/47	46,612	50,357
Pool #CA1526 3.500% 4/01/48	433,146	467,906
Pool #FM3469 3.500% 8/01/48	522,491	559,972
Pool #FM3773 3.500% 11/01/48	544,012	582,527
Pool #FM3278 3.500% 11/01/48	150,388	159,602
Pool #CA5164 3.500% 2/01/50	361,428	384,774
Pool #FM7929 3.500% 8/01/50 (d)	91,817	98,410
Pool #AK8441 4.000% 4/01/42	19,880	21,790
Pool #AO2711 4.000% 5/01/42	10,552	11,566
Pool #AO6086 4.000% 6/01/42	24,905	27,297
Pool #AP0692 4.000% 7/01/42	17,902	19,622
Pool #AP5333 4.000% 7/01/42	151,337	165,878
Pool #AP2530 4.000% 8/01/42	19,432	21,299
Pool #AP4903 4.000% 9/01/42	32,175	35,266
Pool #AP7399 4.000% 9/01/42	47,268	51,810
Pool #MA1217 4.000% 10/01/42	113,659	125,183
Pool #AP9229 4.000% 10/01/42	14,158	15,518

	Principal Amount	Value
Pool #AP9766 4.000% 10/01/42	$86,243	$94,988
Pool #MA1253 4.000% 11/01/42	67,015	73,810
Pool #AQ3599 4.000% 11/01/42	19,453	21,322
Pool #AQ4555 4.000% 12/01/42	38,600	42,309
Pool #AQ7003 4.000% 12/01/42	39,214	42,981
Pool #AQ7082 4.000% 1/01/43	47,937	52,542
Pool #AL3508 4.000% 4/01/43	31,223	34,613
Pool #AQ4078 4.000% 6/01/43	33,129	36,758
Pool #AQ4080 4.000% 6/01/43	23,001	25,333
Pool #AT8394 4.000% 6/01/43	30,643	34,000
Pool #AB9683 4.000% 6/01/43	45,054	49,425
Pool #AT9637 4.000% 7/01/43	94,297	103,859
Pool #AT9653 4.000% 7/01/43	68,577	76,088
Pool #AT9657 4.000% 7/01/43	54,089	59,337
Pool #AS0070 4.000% 8/01/43	28,032	30,857
Pool #MA1547 4.000% 8/01/43	32,330	35,588
Pool #AS4347 4.000% 1/01/45	53,270	58,721
Pool #AS9453 4.000% 4/01/47	59,542	64,946
Pool #AS9588 4.000% 5/01/47	126,363	137,754
Pool #FM2173 4.000% 9/01/48	63,476	68,444
Pool #FM3158 4.000% 11/01/48	161,211	175,555
Pool #FM3542 4.000% 5/01/49	54,372	59,307
Pool #FM3978 4.000% 7/01/50	106,574	115,366
Pool #BF0104 4.000% 2/01/56	100,248	111,759
Pool #BF0183 4.000% 1/01/57	56,305	62,771
Pool #BF0191 4.000% 6/01/57	103,240	115,063
Pool #MA0706 4.500% 4/01/31	14,915	16,454
Pool #MA0734 4.500% 5/01/31	50,683	55,913
Pool #MA0776 4.500% 6/01/31	17,050	18,810
Pool #MA0913 4.500% 11/01/31	12,515	13,838
Pool #MA0939 4.500% 12/01/31	13,294	14,699
Pool #993117 4.500% 1/01/39	1,091	1,202
Pool #AA0856 4.500% 1/01/39	7,341	8,133
Pool #AA3495 4.500% 2/01/39	7,090	7,842
Pool #935520 4.500% 8/01/39	11,915	13,191
Pool #AD5481 4.500% 5/01/40	333,739	369,804
Pool #AD6914 4.500% 6/01/40	36,724	40,686
Pool #AD8685 4.500% 8/01/40	91,852	102,480
Pool #MA1591 4.500% 9/01/43	61,530	68,053
Pool #MA1629 4.500% 10/01/43	56,267	62,232
Pool #AL4341 4.500% 10/01/43	3,181	3,540
Pool #MA1664 4.500% 11/01/43	29,485	32,611
Pool #MA1711 4.500% 12/01/43	61,984	68,555
Pool #AL4741 4.500% 1/01/44	26,550	29,365
Pool #AW0318 4.500% 2/01/44	47,628	52,990
Pool #AL5562 4.500% 4/01/44	11,641	12,966
Pool #890604 4.500% 10/01/44	248,649	277,186
Pool #AS4271 4.500% 1/01/45	31,763	36,094
Pool #AS9760 4.500% 6/01/47	133,177	145,674

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #BJ9257 4.500% 6/01/48	$204,839	$225,803
Pool #CA2047 4.500% 7/01/48	257,374	283,716
Pool #CA2199 4.500% 8/01/48	422,665	465,791
Pool #CA2482 4.500% 10/01/48	337,840	372,206
Pool #BK7700 4.500% 10/01/48	482,148	531,194
Pool #BN1623 4.500% 11/01/48	201,861	222,331
Pool #BM5119 4.500% 12/01/48	323,271	353,866
Pool #FM3572 4.500% 9/01/49	106,578	117,453
Pool #CA5379 4.500% 3/01/50	258,933	285,617
Pool #BF0148 4.500% 4/01/56	462,048	525,617
Pool #BF0222 4.500% 9/01/57	525,970	594,718
Pool #BF0301 4.500% 8/01/58	54,459	61,560
Pool #BF0338 4.500% 1/01/59	133,576	150,994
Pool #915154 5.000% 4/01/37	36,716	41,402
Pool #974965 5.000% 4/01/38	105,626	119,249
Pool #983077 5.000% 5/01/38	29,426	33,254
Pool #310088 5.000% 6/01/38	26,554	29,978
Pool #AE2266 5.000% 3/01/40	63,670	71,787
Pool #BM3904 5.000% 5/01/48	78,430	86,704
Pool #MA3501 5.000% 10/01/48	231,705	254,665
Pool #CA2652 5.000% 11/01/48	397,689	437,095
Pool #BN0341 5.000% 12/01/48	139,115	152,726
Pool #FM1727 5.000% 9/01/49	827,810	930,273
Pool #937948 5.500% 6/01/37	7,990	9,313
Pool #995072 5.500% 8/01/38	13,824	16,100
Pool #BF0141 5.500% 9/01/56	514,122	615,551
Pool #481473 6.000% 2/01/29	14	15
Pool #867557 6.000% 2/01/36	1,721	1,941
Pool #AE0469 6.000% 12/01/39	113,420	133,715
Pool #BM1948 6.000% 7/01/41	127,230	149,325
Pool #AL4324 6.500% 5/01/40	71,194	86,048
Pool #AE0758 7.000% 2/01/39	39,825	49,222
Government National Mortgage Association
Pool #AB2892 3.000% 9/15/42	103,425	110,347
Pool #783669 3.000% 9/15/42	186,156	198,615
Pool #AA5649 3.000% 9/15/42	97,882	104,433
Pool #AB9108 3.000% 10/15/42	682,625	728,311
Pool #AB9109 3.000% 10/15/42	59,867	63,874
Pool #AB9207 3.000% 11/15/42	54,262	57,893
Pool #784571 3.500% 6/15/48	226,626	244,874
Pool #BS8439 3.500% 5/15/50	226,264	239,321
Pool #487588 6.000% 4/15/29	994	1,110
Pool #595077 6.000% 10/15/32	244	278
Pool #596620 6.000% 10/15/32	198	227
Pool #604706 6.000% 10/15/33	33,586	38,608
Pool #636251 6.000% 3/15/35	3,857	4,465
Pool #782034 6.000% 1/15/36	35,538	41,046
Pool #658029 6.000% 7/15/36	12,253	14,188

	Principal Amount	Value
Government National Mortgage Association II
Pool #785220 2.000% 12/20/50	$289,055	$293,668
Pool #785221 2.000% 12/20/50	378,024	384,294
Pool #785359 2.000% 3/20/51	287,734	292,327
Pool #785360 2.000% 3/20/51	98,734	100,310
Pool #BS8546 2.500% 12/20/50	96,201	99,446
Pool #BT1888 2.500% 12/20/50	187,955	194,118
Pool #MA4068 3.000% 11/20/46	28,496	29,966
Pool #MA1995 3.500% 6/20/44	69,654	75,020
Pool #MA2678 3.500% 3/20/45	30,480	32,590
Pool #784106 3.500% 1/20/46	80,634	85,888
Pool #MA3597 3.500% 4/20/46	175,928	187,062
Pool #MA3663 3.500% 5/20/46	89,909	95,599
Pool #MA3736 3.500% 6/20/46	186,008	197,780
Pool #MA3803 3.500% 7/20/46	93,406	99,318
Pool #MA4451 3.500% 5/20/47	149,507	158,502
Pool #BC4732 3.500% 10/20/47	296,273	316,875
Pool #BD0384 3.500% 10/20/47	199,014	212,853
Pool #784985 3.500% 9/20/48	40,505	42,904
Pool #784825 3.500% 10/20/49	108,643	113,142
Pool #BM7534 3.500% 2/20/50	105,980	114,476
Pool #MA4511 4.000% 6/20/47	854,861	917,123
Pool #MA4720 4.000% 9/20/47	573,410	614,097
Pool #BM9734 4.000% 10/20/49	59,242	63,612
Pool #BM9743 4.000% 11/20/49	69,264	74,373
Pool #BS1728 4.000% 1/20/50	72,258	77,589
Pool #BS1742 4.000% 2/20/50	61,867	66,431
Pool #BS1757 4.000% 3/20/50	60,013	64,478
Pool #BS8420 4.000% 4/20/50	263,396	282,991
Pool #783298 4.500% 4/20/41	106,006	117,978
Pool #783368 4.500% 7/20/41	15,609	17,372
Pool #MA4654 4.500% 8/20/47	191,454	207,332
Pool #MA5138 4.500% 4/20/48	309,442	332,179
Pool #MA5193 4.500% 5/20/48	319,286	342,148
Pool #MA5265 4.500% 6/20/48	282,106	302,217
Pool #MA5331 4.500% 7/20/48	71,456	76,511
Pool #MA5818 4.500% 3/20/49	96,539	103,256
Pool #4747 5.000% 7/20/40	66,306	74,627
Government National Mortgage Association II TBA 3.000% 1/07/49 (d)	100,000	104,445
Uniform Mortgage Backed Securities TBA
1.500% 1/08/36 (d)	1,100,000	1,110,484
2.500% 1/07/51 (d)	500,000	514,258
2.500% 1/07/51 (d)	1,000,000	1,030,547
3.000% 1/05/49 (d)	100,000	104,477
		64,499,318

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Whole Loans — 0.7%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2020-DNA2, Class M2, 1 mo. USD LIBOR + 1.850% 1.936% FRN 2/25/50 (b)	$682,106	$687,509
Series 2020-DNA6, Class M2, SOFR30A + 2.000% 2.050% FRN 12/25/50 (b)	780,000	785,982
Series 2020-DNA1, Class B1, 1 mo. USD LIBOR + 2.300% 2.386% FRN 1/25/50 (b)	380,000	379,002
Series 2017-DNA1, Class B1, 1 mo. USD LIBOR + 4.950% 5.036% FRN 7/25/29	1,450,000	1,559,863
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2019-R07, Class 1M2, 1 mo. USD LIBOR + 2.100% 2.186% FRN 10/25/39 (b)	238,238	239,261
Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.300% 2.386% FRN 8/25/31 (b)	379,045	381,490
Series 2018-C05, Class 1B1, 1 mo. USD LIBOR + 4.250% 4.336% FRN 1/25/31	370,000	389,257
		4,422,364

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $79,122,000)		79,885,050

U.S. TREASURY OBLIGATIONS — 6.9%
U.S. Treasury Bonds & Notes — 6.9%
U.S. Treasury Bond
1.250% 5/15/50	1,190,000	970,529
1.625% 11/15/50	710,000	636,049
1.750% 8/15/41	20,000	19,078
1.875% 2/15/51	5,350,000	5,087,905
2.000% 2/15/50	1,730,000	1,694,761
2.000% 8/15/51	1,920,000	1,881,900
2.250% 5/15/41	300,000	311,268
2.250% 8/15/49	530,000	547,950
2.375% 5/15/51	2,060,000	2,192,623
2.875% 5/15/49	330,000	384,974
3.000% 2/15/48	16,000	18,971
3.750% 11/15/43	1,560,000	2,035,012
U.S. Treasury Inflation Index
1.375% 2/15/44	691,008	944,881

	Principal Amount	Value
U.S. Treasury Note
0.250% 11/15/23	$70,000	$69,906
0.250% 5/31/25	2,350,000	2,309,782
0.250% 10/31/25	200,000	195,359
0.625% 12/31/27	155,100	149,537
0.750% 4/30/26	2,460,000	2,440,220
0.750% 1/31/28	4,000,000	3,881,530
1.000% 7/31/28	2,510,000	2,459,573
1.125% 8/31/28	2,090,000	2,063,567
1.250% 5/31/28	3,040,000	3,033,866
1.250% 6/30/28	1,360,000	1,356,226
1.250% 9/30/28	5,170,000	5,144,958
1.250% 8/15/31	2,080,000	2,027,675
1.625% 5/15/31	1,890,000	1,910,281
U.S. Treasury Strip
0.000% 5/15/49	1,450,000	806,779
		44,575,160

TOTAL U.S. TREASURY OBLIGATIONS (Cost $44,664,723)		44,575,160

TOTAL BONDS & NOTES (Cost $441,396,567)		449,386,119

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $315,595)		203,643

TOTAL LONG-TERM INVESTMENTS (Cost $441,712,162)		449,589,762

SHORT-TERM INVESTMENTS — 29.7%
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (h)	3,834,843	3,834,843
U.S. Treasury Bill — 29.1%
U.S. Treasury Bill
0.046% 12/09/21 (i)	4,040,000	4,039,804
0.047% 2/24/22 (i)	170,000	169,967
0.053% 3/03/22 (i)	4,790,000	4,789,084
0.065% 8/11/22 (i)	160,000	159,902
United States Treasury Floating Rate Note
3 mo. Treasury money market yield + .055% 0.090% FRN 10/31/22	15,500,000	15,506,481

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
3 mo. Treasury money market yield + .049% 0.084% FRN 1/31/23	$54,600,000	$54,615,643
3 mo. Treasury money market yield + .034% 0.069% FRN 4/30/23	54,600,000	54,606,563
3 mo. Treasury money market yield + .029% 0.064% FRN 7/31/23	54,600,000	54,600,022
		188,487,466

TOTAL SHORT-TERM INVESTMENTS (Cost $192,343,940)		192,322,309

TOTAL INVESTMENTS — 99.2% (Cost $634,056,102) (j)		641,912,071

Other Assets/(Liabilities) — 0.8%		4,914,449

NET ASSETS — 100.0%		$646,826,520

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled loan commitments at September 30, 2021 where the rate will be determined at time of settlement.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $97,714,473 or 15.11% of net assets.

(c)	Security is perpetual and has no stated maturity date.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2021.

(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(h)

Maturity value of $3,834,843. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $3,911,569.

(i)	The rate shown represents yield-to-maturity.
(j)	See Note 6 for aggregate cost for federal tax purposes.

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
USD Put CAD Call	BNP Paribas SA*	11/22/21	1.27	1,840,000	USD	1,840,000	$19,872	$16,102	$3,770
USD Put NZD Call	Goldman Sachs & Co.*	11/22/21	0.71	1,430,000	USD	1,430,000	5,863	23,383	(17,520)
USD Put AUD Call	Goldman Sachs & Co.*	11/22/21	0.73	940,000	USD	940,000	10,434	9,452	982
USD Put JPY Call	Morgan Stanley & Co. LLC*	11/10/21	107.80	6,822,000	USD	6,822,000	5,458	32,050	(26,592)
							$41,627	$80,987	$(39,360)

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
U.S. Treasury Bond Future	10/22/21	160.50	97	USD	15,444,219	$83,359	$100,667	$(17,308)
U.S. Treasury Bond Future	10/22/21	161.00	20	USD	3,184,375	14,063	30,176	(16,113)
U.S. Treasury Note 10 Year Future	10/22/21	131.50	84	USD	11,055,188	53,813	48,208	5,605
						$151,235	$179,051	$(27,816)
Put
Eurodollar Future	3/14/22	99.63	575	USD	143,541,563	$10,781	$55,557	$(44,776)
						$162,016	$234,608	$(72,592)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
USD Put NZD Call	Goldman Sachs & Co.*	11/22/21	0.73	1,430,000	USD	1,430,000	$(1,287)	$(8,065)	$6,778

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
U.S. Treasury Bond Future	11/26/21	161.00	65	USD	10,349,219	$(89,375)	$(100,247)	$10,872
U.S. Treasury Note 10 Year Future	11/26/21	131.50	56	USD	7,370,125	(51,625)	(49,715)	(1,910)
						$(141,000)	$(149,962)	$8,962
Put
Eurodollar Future	3/14/22	99.38	484	USD	120,824,550	$(6,050)	$(24,109)	$18,059
						$(147,050)	$(174,071)	$27,021

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
BNP Paribas SA*	10/19/21	USD	5,124,121	EUR	4,313,945	$125,676
Citibank N.A.*	10/19/21	USD	781,776	EUR	659,000	18,211
Citibank N.A.*	10/19/21	USD	3,242,970	JPY	358,398,954	22,394
Citibank N.A.*	10/19/21	USD	3,730,792	AUD	5,077,393	59,875
Citibank N.A.*	10/19/21	USD	14,000,591	CAD	17,550,623	144,501
Citibank N.A.*	10/19/21	USD	224,782	MXN	4,615,250	1,713
Citibank N.A.*	10/19/21	AUD	13,089,723	USD	9,786,840	(323,067)
Citibank N.A.*	10/19/21	JPY	1,009,473,733	USD	9,197,427	(126,287)

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Citibank N.A.*	10/19/21	EUR	450,000	USD	523,982	$(2,580)
Citibank N.A.*	10/19/21	CAD	20,987,369	USD	16,709,343	(139,967)
Citibank N.A.*	1/18/22	MXN	4,555,250	USD	219,020	(1,643)
Goldman Sachs International*	10/19/21	USD	1,404,830	IDR	20,419,198,718	(19,785)
Goldman Sachs International*	10/19/21	USD	1,690,707	GBP	1,222,200	43,889
Goldman Sachs International*	10/19/21	USD	669,671	ZAR	10,000,998	6,849
Goldman Sachs International*	10/19/21	USD	77,155	JPY	8,600,000	(125)
Goldman Sachs International*	10/19/21	IDR	43,443,149,430	USD	2,943,303	87,655
Goldman Sachs International*	10/19/21	EUR	427,045	USD	500,993	(6,187)
Goldman Sachs International*	10/19/21	GBP	3,854,314	USD	5,334,579	(141,193)
Goldman Sachs International*	10/19/21	CAD	12,350,000	USD	9,948,990	(198,755)
Goldman Sachs International*	10/19/21	ZAR	16,890,000	USD	1,161,144	(41,749)
Morgan Stanley & Co. LLC*	10/19/21	USD	3,268,068	RUB	244,402,466	(81,071)
Morgan Stanley & Co. LLC*	10/19/21	USD	694,159	MXN	14,002,957	17,352
Morgan Stanley & Co. LLC*	10/19/21	USD	452,462	ZAR	6,889,002	(4,111)
Morgan Stanley & Co. LLC*	10/19/21	EUR	16,270,174	USD	19,114,497	(262,710)
Morgan Stanley & Co. LLC*	10/19/21	MXN	18,618,207	USD	918,547	(18,670)
Morgan Stanley & Co. LLC*	10/19/21	BRL	3,226,614	USD	614,476	(23,331)
Morgan Stanley & Co. LLC*	10/19/21	USD	1,538,917	BRL	8,090,107	56,735
Morgan Stanley & Co. LLC*	10/19/21	USD	16,923,938	EUR	14,230,000	436,042
Morgan Stanley & Co. LLC*	10/19/21	RUB	602,748,825	USD	7,940,832	318,863
Morgan Stanley & Co. LLC*	1/18/22	ZAR	6,889,002	USD	446,726	4,098
						$(47,378)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Euro-OAT	12/08/21	13	$2,543,177	$(44,211)
Australia Treasury Bond 10 Year	12/15/21	48	5,000,256	(90,933)
U.S. Treasury Long Bond	12/21/21	155	25,308,578	(629,672)
Ultra Long U.S. Treasury Bond	12/21/21	298	58,841,507	(1,904,882)
U.S. Treasury Note 5 Year	12/31/21	1,479	182,478,959	(943,263)
90 Day Eurodollar	6/19/23	82	20,345,761	(6,686)
90 Day Eurodollar	12/18/23	474	117,255,383	(112,208)
				$(3,731,855)
Short
Euro-Bund	12/08/21	78	$(15,635,137)	$291,680
Euro-Buxl 30 Year Bond	12/08/21	2	(485,021)	13,943
90 Day Eurodollar	12/13/21	299	(74,561,897)	(61,028)
Japanese Government Bond 10 Year	12/13/21	4	(5,456,100)	15,784
U.S. Treasury Note 10 Year	12/21/21	709	(94,563,487)	1,252,440
U.S. Treasury Ultra 10 Year	12/21/21	41	(6,081,382)	126,132
U.S. Treasury Note 2 Year	12/31/21	63	(13,871,188)	7,743
				$1,646,694

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

Centrally Cleared Credit Default Swap - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 36†	5.000%	Quarterly	6/20/26	BB**	USD	1,540,000	$140,366	$131,208	$9,158
CDX.NA.IG Series 37†	1.000%	Quarterly	12/20/26	BBB+**	USD	50,598,000	1,197,655	1,228,261	(30,606)
CDX.NA.HY Series 37†	5.000%	Quarterly	12/20/26	BB**	USD	5,650,000	519,455	541,789	(22,334)
							$1,857,476	$1,901,258	$(43,782)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
28 Day-MXN-TIIE-Banxico	Monthly	Fixed 7.450%	Monthly	7/18/29	MXN	88,370,000	$34,705	$37,243	$(2,538)
3-Month USD LIBOR	Quarterly	Fixed 0.190%	Semi-Annually	6/15/22	USD	15,757,000	4,844	(71)	4,915
Fixed 0.710%	Annually	12-Month USD SOFR	Annually	5/15/27	USD	17,179,000	230,184	45,132	185,052
Fixed 0.450%	Semi-Annually	3-Month USD LIBOR	Quarterly	5/15/27	USD	8,046,000	323,844	(20,269)	344,113
Fixed 1.350%	Semi-Annually	3-Month USD LIBOR	Quarterly	2/15/28	USD	13,679,000	(62,163)	(29,262)	(32,901)
Fixed 1.250%	Semi-Annually	3-Month USD LIBOR	Quarterly	2/15/28	USD	5,202,000	8,684	5,207	3,477
Fixed 0.560%	Annually	12-Month USD SOFR	Annually	7/20/45	USD	3,470,000	721,226	78,573	642,653
Fixed 0.740%	Annually	12-Month USD SOFR	Annually	8/19/45	USD	2,400,000	412,609	—	412,609
Fixed 1.630%	Semi-Annually	3-Month USD LIBOR	Quarterly	2/15/47	USD	859,000	41,853	(2,885)	44,738
Fixed 1.520%	Annually	12-Month USD SOFR	Annually	2/15/47	USD	1,016,000	14,831	(30,514)	45,345
Fixed 1.000%	Semi-Annually	3-Month USD LIBOR	Quarterly	2/15/47	USD	5,198,000	944,497	54,164	890,333
Fixed 1.225%	Semi-Annually	3-Month USD LIBOR	Quarterly	2/15/47	USD	434,000	58,253	499	57,754
Fixed 1.200%	Semi-Annually	3-Month USD LIBOR	Quarterly	2/15/47	USD	861,000	120,108	4,742	115,366
Fixed 1.600%	Semi-Annually	3-Month USD LIBOR	Quarterly	2/15/47	USD	1,140,000	62,800	6,103	56,697
Fixed 2.000%	Semi-Annually	3-Month USD LIBOR	Quarterly	2/15/47	USD	2,171,000	(63,660)	25,758	(89,418)
Fixed 1.729%	Annually	12-Month USD SOFR	Annually	2/15/47	USD	935,000	(27,968)	—	(27,968)
Fixed 0.900%	Semi-Annually	3-Month USD LIBOR	Quarterly	3/17/50	USD	1,560,000	346,941	1,840	345,101

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 1.200%	Semi-Annually	3-Month USD LIBOR	Quarterly	10/07/50	USD	2,208,000	$343,148	$17,083	$326,065
Fixed 2.000%	Semi-Annually	3-Month USD LIBOR	Quarterly	6/03/51	USD	199,000	(6,537)	2,070	(8,607)
Fixed 2.050%	Semi-Annually	3-Month USD LIBOR	Quarterly	6/07/51	USD	614,000	(27,506)	76	(27,582)
Fixed 1.671%	Semi-Annually	3-Month USD LIBOR	Quarterly	7/09/51	USD	1,535,000	70,016	(6,842)	76,858
							$3,550,709	$188,647	$3,362,062

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
BRL CDI	Maturity	Fixed 7.024%	Maturity	Citibank N.A.*	1/04/27	BRL	9,300,000	$(104,073)	$—	$(104,073)
BRL CDI	Maturity	Fixed 7.024%	Maturity	Citibank N.A.*	1/04/27	BRL	11,000,000	(123,097)	5,820	(128,917)
BRL CDI	Maturity	Fixed 7.024%	Maturity	Citibank N.A.*	1/04/27	BRL	11,846,000	(132,565)	7,253	(139,818)
								$(359,735)	$13,073	$(372,808)

*	Contracts are subject to a Master Netting Agreement.
**

Rating is determined by Western Asset Management Company and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings or Western Asset Management Company’s rating category, as applicable. The reference entity rating represents the creditworthiness of the underlying issuer. As the credit rating declines, the likelihood of payment by the fund increases. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 99.0%
COMMON STOCK — 98.2%
Basic Materials — 4.0%
Chemicals — 2.6%
Celanese Corp.	4,100	$617,624
CF Industries Holdings, Inc.	57,776	3,225,056
Dow, Inc.	13,500	777,060
DuPont de Nemours, Inc.	13,100	890,669
Eastman Chemical Co.	4,700	473,478
International Flavors & Fragrances, Inc.	17,346	2,319,507
LyondellBasell Industries NV Class A	11,700	1,098,045
The Mosaic Co.	13,200	471,504
		9,872,943
Forest Products & Paper — 0.9%
International Paper Co.	59,352	3,318,964
Iron & Steel — 0.5%
Nucor Corp.	10,500	1,034,145
Reliance Steel & Aluminum Co.	2,200	313,324
Steel Dynamics, Inc.	7,300	426,904
		1,774,373
		14,966,280
Communications — 6.1%
Advertising — 0.2%
The Interpublic Group of Cos., Inc.	7,800	286,026
Omnicom Group, Inc.	7,500	543,450
		829,476
Internet — 0.5%
eBay, Inc.	24,100	1,679,047
NortonLifeLock, Inc.	14,300	361,790
		2,040,837
Media — 3.7%
Comcast Corp. Class A	195,656	10,943,040
Fox Corp. Class A	11,800	473,298
Fox Corp. Class B	31,110	1,154,803
The Walt Disney Co. (a)	7,881	1,333,229
		13,904,370
Telecommunications — 1.7%
Cisco Systems, Inc.	104,200	5,671,606
Juniper Networks, Inc.	8,000	220,160
Lumen Technologies, Inc.	27,300	338,247
		6,230,013
		23,004,696
Consumer, Cyclical — 8.6%
Apparel — 0.1%
Hanesbrands, Inc.	5,700	97,812

	Number of Shares	Value
PVH Corp. (a)	1,700	$174,743
Skechers U.S.A., Inc. Class A (a)	3,200	134,784
		407,339
Auto Manufacturers — 1.4%
Cummins, Inc.	5,200	1,167,712
Ford Motor Co. (a)	136,900	1,938,504
General Motors Co. (a)	39,000	2,055,690
		5,161,906
Auto Parts & Equipment — 0.1%
Lear Corp.	1,600	250,368
Distribution & Wholesale — 0.1%
LKQ Corp. (a)	10,600	533,392
Home Builders — 0.8%
D.R. Horton, Inc.	12,800	1,074,816
Lennar Corp. Class A	9,700	908,696
NVR, Inc. (a)	90	431,467
PulteGroup, Inc.	9,400	431,648
Toll Brothers, Inc.	3,000	165,870
		3,012,497
Home Furnishing — 0.2%
Tempur Sealy International, Inc.	4,700	218,127
Whirlpool Corp.	2,200	448,492
		666,619
Housewares — 0.1%
Newell Brands, Inc.	14,800	327,672
Leisure Time — 0.1%
Brunswick Corp.	2,700	257,229
Polaris, Inc.	1,700	203,422
		460,651
Lodging — 0.4%
Las Vegas Sands Corp. (a)	38,844	1,421,691
Retail — 5.2%
Advance Auto Parts, Inc.	2,300	480,447
AutoNation, Inc. (a)	3,000	365,280
AutoZone, Inc. (a)	700	1,188,593
BJ’s Wholesale Club Holdings, Inc. (a)	3,300	181,236
CarMax, Inc. (a)	3,900	499,044
Casey’s General Stores, Inc.	1,300	244,985
Dick’s Sporting Goods, Inc.	1,600	191,632
The Gap, Inc.	9,100	206,570
Genuine Parts Co.	5,100	618,273
The Home Depot, Inc.	10,100	3,315,426
Kohl’s Corp.	3,600	169,524
Lowe’s Cos., Inc.	25,600	5,193,216
O’Reilly Automotive, Inc. (a)	2,500	1,527,650
Target Corp.	17,500	4,003,475

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Walgreens Boots Alliance, Inc.	23,500	$1,105,675
Williams-Sonoma, Inc.	2,100	372,393
		19,663,419
Textiles — 0.1%
Mohawk Industries, Inc. (a)	2,400	425,760
		32,331,314
Consumer, Non-cyclical — 21.0%
Agriculture — 2.5%
Altria Group, Inc.	44,500	2,025,640
Archer-Daniels-Midland Co.	19,400	1,164,194
Bunge Ltd.	4,900	398,468
Philip Morris International, Inc.	62,816	5,954,329
		9,542,631
Beverages — 0.1%
Molson Coors Beverage Co. Class B	5,400	250,452
Biotechnology — 1.4%
Bio-Rad Laboratories, Inc. Class A (a)	900	671,355
Biogen, Inc. (a)	3,600	1,018,764
Gilead Sciences, Inc.	30,200	2,109,470
Regeneron Pharmaceuticals, Inc. (a)	2,500	1,512,950
		5,312,539
Commercial Services — 0.5%
AMERCO	700	452,221
Quanta Services, Inc.	3,700	421,134
Service Corp. International	6,100	367,586
United Rentals, Inc. (a)	1,900	666,767
		1,907,708
Food — 2.1%
Conagra Brands, Inc.	39,488	1,337,458
The J.M. Smucker Co.	3,000	360,090
The Kraft Heinz Co.	33,300	1,226,106
The Kroger Co.	17,900	723,697
Tyson Foods, Inc. Class A	54,019	4,264,260
		7,911,611
Health Care – Products — 0.3%
Henry Schein, Inc. (a)	3,500	266,560
Hologic, Inc. (a)	4,600	339,526
PerkinElmer, Inc.	2,700	467,883
		1,073,969
Health Care – Services — 4.1%
Anthem, Inc.	25,397	9,468,001
Centene Corp. (a)	14,400	897,264
DaVita, Inc. (a)	3,900	453,414
HCA Healthcare, Inc.	11,900	2,888,368
Laboratory Corp. of America Holdings (a)	3,400	956,896
Quest Diagnostics, Inc.	4,700	682,957

	Number of Shares	Value
Universal Health Services, Inc. Class B	2,700	$373,599
		15,720,499
Household Products & Wares — 0.8%
Kimberly-Clark Corp.	21,797	2,886,795
Pharmaceuticals — 9.2%
AbbVie, Inc.	57,107	6,160,132
AmerisourceBergen Corp.	7,100	848,095
Becton Dickinson and Co.	16,793	4,128,055
Cigna Corp.	16,800	3,362,688
CVS Health Corp.	59,663	5,063,002
Johnson & Johnson	75,843	12,248,645
McKesson Corp.	5,600	1,116,528
Sanofi Sponsored ADR	36,003	1,735,705
		34,662,850
		79,269,054
Energy — 5.8%
Oil & Gas — 5.1%
Continental Resources, Inc.	12,800	590,720
EOG Resources, Inc.	43,265	3,472,882
Exxon Mobil Corp.	115,200	6,776,064
Marathon Oil Corp.	19,780	270,393
Phillips 66	11,900	833,357
TotalEnergies SE (b)	102,591	4,916,066
TotalEnergies SE Sponsored ADR	34,909	1,673,188
Valero Energy Corp.	11,100	783,327
		19,315,997
Pipelines — 0.7%
Kinder Morgan, Inc.	61,600	1,030,568
ONEOK, Inc.	10,700	620,493
The Williams Cos., Inc.	42,500	1,102,450
		2,753,511
		22,069,508
Financial — 27.8%
Banks — 15.7%
Bank of America Corp.	235,600	10,001,220
The Bank of New York Mellon Corp.	24,200	1,254,528
Citizens Financial Group, Inc.	11,600	544,968
Comerica, Inc.	3,800	305,900
Commerce Bancshares, Inc.	3,200	222,976
Cullen/Frost Bankers, Inc.	1,400	166,068
East West Bancorp, Inc.	3,900	302,406
Fifth Third Bancorp	114,638	4,865,237
The Goldman Sachs Group, Inc.	14,601	5,519,616
Huntington Bancshares, Inc.	135,955	2,101,864
JP Morgan Chase & Co.	75,500	12,358,595
KeyCorp.	26,700	577,254

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
M&T Bank Corp.	3,400	$507,756
Morgan Stanley	14,630	1,423,645
Northern Trust Corp.	5,700	614,517
The PNC Financial Services Group, Inc.	11,500	2,249,860
Regions Financial Corp.	26,200	558,322
State Street Corp.	28,700	2,431,464
Truist Financial Corp.	36,500	2,140,725
US Bancorp	40,800	2,425,152
Wells Fargo & Co.	177,531	8,239,214
Western Alliance Bancorp	2,600	282,932
Zions Bancorp NA	4,400	272,316
		59,366,535
Diversified Financial Services — 2.7%
Ally Financial, Inc.	10,200	520,710
American Express Co.	19,200	3,216,576
Capital One Financial Corp.	12,500	2,024,625
Credit Acceptance Corp. (a)	200	117,060
Discover Financial Services	7,500	921,375
LPL Financial Holdings, Inc.	2,200	344,872
OneMain Holdings, Inc.	3,300	182,589
Raymond James Financial, Inc.	5,550	512,154
SEI Investments Co.	3,900	231,270
Synchrony Financial	15,900	777,192
T. Rowe Price Group, Inc.	6,200	1,219,540
		10,067,963
Insurance — 8.1%
Aflac, Inc.	19,100	995,683
Alleghany Corp. (a)	400	249,764
The Allstate Corp.	8,300	1,056,673
American Financial Group, Inc.	2,400	301,992
American International Group, Inc.	88,488	4,857,106
Arch Capital Group Ltd. (a)	10,900	416,162
Assurant, Inc.	1,600	252,400
Chubb Ltd.	29,967	5,198,675
Cincinnati Financial Corp.	4,400	502,568
Equitable Holdings, Inc.	12,100	358,644
Everest Re Group Ltd.	1,300	326,014
Fidelity National Financial, Inc.	6,900	312,846
First American Financial Corp.	2,500	167,625
Globe Life, Inc.	2,500	222,575
The Hartford Financial Services Group, Inc.	9,800	688,450
Lincoln National Corp.	5,300	364,375
Loews Corp.	52,353	2,823,397
Markel Corp. (a)	390	466,101
MetLife, Inc.	74,677	4,609,811
Old Republic International Corp.	5,700	131,841

	Number of Shares	Value
Principal Financial Group, Inc.	7,500	$483,000
The Progressive Corp.	16,000	1,446,240
Prudential Financial, Inc.	10,800	1,136,160
The Travelers Cos., Inc.	12,700	1,930,527
Voya Financial, Inc.	3,600	221,004
W.R. Berkley Corp.	4,800	351,264
Willis Towers Watson PLC	3,100	720,626
		30,591,523
Real Estate — 0.1%
Jones Lang LaSalle, Inc. (a)	1,800	446,562
Real Estate Investment Trusts (REITS) — 1.2%
Equity Residential	31,183	2,523,329
Weyerhaeuser Co.	52,455	1,865,824
		4,389,153
		104,861,736
Industrial — 10.0%
Aerospace & Defense — 2.6%
The Boeing Co. (a)	8,153	1,793,171
General Dynamics Corp.	10,100	1,979,903
L3 Harris Technologies, Inc.	20,729	4,565,355
Northrop Grumman Corp.	3,900	1,404,585
		9,743,014
Building Materials — 0.3%
Fortune Brands Home & Security, Inc.	4,900	438,158
Masco Corp.	9,200	511,060
Owens Corning	3,800	324,900
		1,274,118
Electronics — 0.2%
Arrow Electronics, Inc. (a)	2,600	291,954
Jabil, Inc.	5,300	309,361
Sensata Technologies Holding PLC (a)	3,800	207,936
		809,251
Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,900	397,005
Machinery – Construction & Mining — 0.0%
Oshkosh Corp.	1,700	174,029
Machinery – Diversified — 1.1%
AGCO Corp.	2,600	318,578
Deere & Co.	7,500	2,513,025
Dover Corp.	5,100	793,050
Westinghouse Air Brake Technologies Corp.	6,700	577,607
		4,202,260
Miscellaneous - Manufacturing — 2.9%
3M Co.	20,200	3,543,484
General Electric Co.	57,288	5,902,383
Parker-Hannifin Corp.	3,100	866,822

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Textron, Inc.	8,000	$558,480
		10,871,169
Packaging & Containers — 0.5%
Amcor PLC	55,000	637,450
Berry Global Group, Inc. (a)	3,100	188,728
Crown Holdings, Inc.	4,700	473,666
Packaging Corp. of America	3,300	453,552
Sealed Air Corp.	5,400	295,866
		2,049,262
Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	1,000	193,060
Transportation — 2.2%
Expeditors International of Washington, Inc.	1,600	190,608
Knight-Swift Transportation Holdings, Inc.	4,000	204,600
United Parcel Service, Inc. Class B	43,051	7,839,587
		8,234,795
		37,947,963
Technology — 9.9%
Computers — 1.4%
Genpact Ltd.	6,600	313,566
Hewlett Packard Enterprise Co.	45,200	644,100
HP, Inc.	45,100	1,233,936
International Business Machines Corp.	22,000	3,056,460
		5,248,062
Semiconductors — 4.7%
Broadcom, Inc.	9,600	4,655,328
Intel Corp.	97,800	5,210,784
Micron Technology, Inc.	27,200	1,930,656
MKS Instruments, Inc.	1,400	211,274
Qorvo, Inc. (a)	2,700	451,413
QUALCOMM, Inc.	35,659	4,599,298
Skyworks Solutions, Inc.	4,000	659,120
		17,717,873
Software — 3.8%
Citrix Systems, Inc.	12,121	1,301,432
Microsoft Corp.	15,044	4,241,204
Oracle Corp.	103,100	8,983,103
		14,525,739
		37,491,674

	Number of Shares	Value
Utilities — 5.0%
Electric — 4.5%
AES Corp.	23,300	$531,939
Alliant Energy Corp.	6,000	335,880
Entergy Corp.	4,800	476,688
Evergy, Inc.	5,700	354,540
Exelon Corp.	34,200	1,653,228
FirstEnergy Corp.	14,800	527,176
NRG Energy, Inc.	5,900	240,897
PPL Corp.	18,600	518,568
Public Service Enterprise Group, Inc.	18,500	1,126,650
Sempra Energy	35,515	4,492,648
The Southern Co.	108,726	6,737,750
		16,995,964
Gas — 0.4%
NiSource, Inc.	52,692	1,276,727
UGI Corp.	7,300	311,126
		1,587,853
Water — 0.1%
Essential Utilities, Inc.	5,900	271,872
		18,855,689

TOTAL COMMON STOCK (Cost $297,663,845)		370,797,914

PREFERRED STOCK — 0.8%
Consumer, Cyclical — 0.4%
Auto Manufacturers — 0.4%
Volkswagen AG 2.560%	6,065	1,358,649
Consumer, Non-cyclical — 0.1%
Pharmaceuticals — 0.1%
Becton Dickinson and Co. Convertible 6.000% (b)	9,376	506,116
Utilities — 0.3%
Electric — 0.2%
The Southern Co. Convertible 6.750%	14,685	749,082
Gas — 0.1%
NiSource, Inc. 7.750% (b)	4,958	512,905
		1,261,987

TOTAL PREFERRED STOCK (Cost $3,197,896)		3,126,752

TOTAL EQUITIES (Cost $300,861,741)		373,924,666

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.9%
Diversified Financial Services — 0.9%
iShares Russell 1000 Value ETF	14,100	$2,206,791
State Street Navigator Securities Lending Government Money Market Portfolio (c)	1,130,138	1,130,138
		3,336,929

TOTAL MUTUAL FUNDS (Cost $3,384,040)		3,336,929

TOTAL LONG-TERM INVESTMENTS (Cost $304,245,781)		377,261,595

SHORT-TERM INVESTMENTS — 0.6%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	103	103
	Principal Amount
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (d)	$2,039,001	2,039,001

TOTAL SHORT-TERM INVESTMENTS (Cost $2,039,104)		2,039,104

TOTAL INVESTMENTS — 100.5% (Cost $306,284,885) (e)		379,300,699

Other Assets/(Liabilities) — (0.5)%		(1,770,647)

NET ASSETS — 100.0%		$377,530,052

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $1,102,333 or 0.29% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $2,039,001. Collateralized by U.S. Government Agency obligations with rates ranging from 0.500% - 2.375%, maturity dates ranging from 5/15/27 - 5/31/27, and an aggregate market value, including accrued interest, of $2,079,863.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 99.3%
COMMON STOCK — 99.3%
Basic Materials — 3.8%
Chemicals — 3.6%
Air Products & Chemicals, Inc.	10,912	$2,794,672
Axalta Coating Systems Ltd. (a)	144,709	4,224,056
DuPont de Nemours, Inc.	67,118	4,563,353
Element Solutions, Inc.	143,690	3,115,199
International Flavors & Fragrances, Inc.	47,173	6,307,974
		21,005,254
Mining — 0.2%
Newmont Corp.	26,718	1,450,787
		22,456,041
Communications — 6.2%
Internet — 2.2%
Alphabet, Inc. Class A (a)	2,566	6,860,252
Facebook, Inc. Class A (a)	12,391	4,205,381
NortonLifeLock, Inc.	76,015	1,923,180
		12,988,813
Media — 2.0%
Altice USA, Inc. Class A (a)	84,074	1,742,013
Charter Communications, Inc. Class A (a)	3,280	2,386,397
Comcast Corp. Class A	135,170	7,560,058
		11,688,468
Telecommunications — 2.0%
Cisco Systems, Inc.	133,339	7,257,642
T-Mobile US, Inc. (a)	36,892	4,713,322
		11,970,964
		36,648,245
Consumer, Cyclical — 9.9%
Apparel — 0.7%
Ralph Lauren Corp.	18,659	2,071,895
Tapestry, Inc.	58,388	2,161,524
		4,233,419
Auto Parts & Equipment — 0.3%
Allison Transmission Holdings, Inc.	22,930	809,887
Lear Corp.	7,987	1,249,806
		2,059,693
Distribution & Wholesale — 0.4%
LKQ Corp. (a)	48,070	2,418,882
Entertainment — 1.0%
Marriott Vacations Worldwide Corp.	16,512	2,597,833
SeaWorld Entertainment, Inc. (a)	56,180	3,107,878
		5,705,711

	Number of Shares	Value
Food Services — 0.2%
Aramark	43,558	$1,431,316
Home Builders — 0.8%
Lennar Corp. Class A	48,050	4,501,324
Home Furnishing — 0.6%
Sony Group Corp. Sponsored ADR	31,909	3,528,497
Leisure Time — 0.5%
Harley-Davidson, Inc.	45,625	1,670,331
Polaris, Inc.	9,243	1,106,018
		2,776,349
Lodging — 1.2%
Las Vegas Sands Corp. (a)	110,350	4,038,810
MGM Resorts International	67,043	2,892,906
		6,931,716
Retail — 3.7%
Advance Auto Parts, Inc.	20,052	4,188,662
AutoZone, Inc. (a)	3,761	6,386,140
Kohl’s Corp.	27,632	1,301,191
Lowe’s Cos., Inc.	39,388	7,990,250
The TJX Cos., Inc.	26,551	1,751,835
		21,618,078
Textiles — 0.5%
Mohawk Industries, Inc. (a)	15,459	2,742,427
		57,947,412
Consumer, Non-cyclical — 23.6%
Agriculture — 0.9%
Altria Group, Inc.	43,542	1,982,032
Philip Morris International, Inc.	37,923	3,594,721
		5,576,753
Beverages — 1.9%
Coca-Cola Europacific Partners PLC	164,612	9,101,397
Molson Coors Beverage Co. Class B	45,125	2,092,898
		11,194,295
Biotechnology — 0.7%
Corteva, Inc.	98,128	4,129,226
Commercial Services — 1.7%
FleetCor Technologies, Inc. (a)	7,595	1,984,345
Global Payments, Inc.	14,048	2,213,684
PROG Holdings, Inc.	28,678	1,204,763
Quanta Services, Inc.	6,762	769,651
United Rentals, Inc. (a)	11,166	3,918,484
		10,090,927
Cosmetics & Personal Care — 0.8%
The Procter & Gamble Co.	31,716	4,433,897
Food — 0.3%
US Foods Holding Corp. (a)	55,221	1,913,960

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 2.7%
Avantor, Inc. (a)	94,043	$3,846,359
Envista Holdings Corp. (a)	37,336	1,561,018
Hologic, Inc. (a)	33,756	2,491,530
LivaNova PLC (a)	25,088	1,986,719
Medtronic PLC	48,059	6,024,196
		15,909,822
Health Care – Services — 3.5%
Anthem, Inc.	6,673	2,487,694
Centene Corp. (a)	47,425	2,955,052
Humana, Inc.	2,850	1,109,077
ICON PLC (a)	8,529	2,234,769
UnitedHealth Group, Inc.	29,708	11,608,104
		20,394,696
Pharmaceuticals — 11.1%
AbbVie, Inc.	28,206	3,042,581
AmerisourceBergen Corp.	20,375	2,433,794
Becton Dickinson and Co.	8,714	2,142,075
Bristol-Myers Squibb Co.	43,667	2,583,776
Cigna Corp.	50,080	10,024,013
CVS Health Corp.	113,701	9,648,667
Johnson & Johnson	77,242	12,474,583
McKesson Corp.	12,286	2,449,583
Merck & Co., Inc.	111,071	8,342,543
Novartis AG Sponsored ADR	25,970	2,123,827
Perrigo Co. PLC	82,781	3,918,025
Pfizer, Inc.	85,054	3,658,172
Sanofi Sponsored ADR	48,839	2,354,528
		65,196,167
		138,839,743
Energy — 7.2%
Oil & Gas — 6.7%
Canadian Natural Resources Ltd.	72,575	2,651,890
ConocoPhillips	106,600	7,224,282
EOG Resources, Inc.	39,495	3,170,264
Hess Corp.	81,401	6,358,232
HollyFrontier Corp.	41,989	1,391,096
Marathon Petroleum Corp.	73,795	4,561,269
Phillips 66	81,874	5,733,636
Pioneer Natural Resources Co.	37,579	6,257,279
Valero Energy Corp.	33,323	2,351,604
		39,699,552
Oil & Gas Services — 0.5%
Schlumberger NV	91,920	2,724,509
		42,424,061

	Number of Shares	Value
Financial — 23.3%
Banks — 12.0%
Bank of America Corp.	132,884	$5,640,926
Citigroup, Inc.	86,806	6,092,045
Fifth Third Bancorp	54,919	2,330,762
The Goldman Sachs Group, Inc.	16,892	6,385,683
JP Morgan Chase & Co.	108,609	17,778,207
Northern Trust Corp.	48,534	5,232,450
Truist Financial Corp.	69,938	4,101,864
US Bancorp	116,313	6,913,645
Wells Fargo & Co.	349,739	16,231,387
		70,706,969
Diversified Financial Services — 3.8%
AerCap Holdings NV (a)	48,344	2,794,767
American Express Co.	34,259	5,739,410
Capital One Financial Corp.	25,120	4,068,687
The Charles Schwab Corp.	55,237	4,023,463
Discover Financial Services	20,552	2,524,813
Navient Corp.	22,510	444,122
SLM Corp.	140,596	2,474,490
		22,069,752
Insurance — 5.8%
American International Group, Inc.	83,253	4,569,757
Aon PLC Class A	11,340	3,240,632
Axis Capital Holdings Ltd.	22,475	1,034,749
Berkshire Hathaway, Inc. Class B (a)	30,156	8,230,779
Chubb Ltd.	49,250	8,543,890
Everest Re Group Ltd.	8,298	2,080,972
Fidelity National Financial, Inc.	35,704	1,618,819
The Progressive Corp.	24,377	2,203,437
Willis Towers Watson PLC	11,052	2,569,148
		34,092,183
Real Estate — 0.3%
The Howard Hughes Corp. (a)	21,398	1,878,959
Real Estate Investment Trusts (REITS) — 1.4%
American Campus Communities, Inc.	51,712	2,505,446
Corporate Office Properties Trust	98,736	2,663,897
MGM Growth Properties LLC Class A	40,740	1,560,342
VICI Properties, Inc. (b)	54,826	1,557,607
		8,287,292
		137,035,155
Industrial — 12.9%
Aerospace & Defense — 3.6%
General Dynamics Corp.	57,536	11,278,782
Howmet Aerospace, Inc.	88,635	2,765,412
Raytheon Technologies Corp.	80,516	6,921,155
		20,965,349

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Building Materials — 0.7%
CRH PLC Sponsored ADR (b)	39,660	$1,853,708
Owens Corning	26,436	2,260,278
		4,113,986
Electrical Components & Equipment — 0.3%
Emerson Electric Co.	16,510	1,555,242
Electronics — 0.2%
Allegion PLC	7,282	962,535
Engineering & Construction — 0.7%
AECOM (a)	39,837	2,515,707
Jacobs Engineering Group, Inc.	12,298	1,629,854
		4,145,561
Hand & Machine Tools — 0.8%
Stanley Black & Decker, Inc.	28,210	4,945,495
Machinery – Construction & Mining — 1.5%
BWX Technologies, Inc.	42,676	2,298,529
Caterpillar, Inc.	14,021	2,691,612
Vertiv Holdings Co.	146,710	3,534,244
		8,524,385
Machinery – Diversified — 3.1%
Deere & Co.	30,381	10,179,762
Dover Corp.	10,430	1,621,865
Otis Worldwide Corp.	34,332	2,824,837
Westinghouse Air Brake Technologies Corp.	42,522	3,665,821
		18,292,285
Miscellaneous - Manufacturing — 0.7%
Eaton Corp. PLC	27,986	4,178,590
Transportation — 1.3%
Canadian National Railway Co.	26,153	3,024,594
J.B. Hunt Transport Services, Inc.	15,306	2,559,469
Union Pacific Corp.	11,661	2,285,673
		7,869,736
		75,553,164
Technology — 9.0%
Computers — 1.3%
Cognizant Technology Solutions Corp. Class A	87,374	6,484,025
NetApp, Inc.	14,812	1,329,525
		7,813,550
Semiconductors — 5.0%
Applied Materials, Inc.	33,222	4,276,668
Broadcom, Inc.	5,745	2,785,923
KLA Corp.	5,455	1,824,752
Lam Research Corp.	4,663	2,653,946
Microchip Technology, Inc.	15,967	2,450,775
Micron Technology, Inc.	59,864	4,249,147

	Number of Shares	Value
NXP Semiconductor NV	11,811	$2,313,420
Qorvo, Inc. (a)	12,963	2,167,284
QUALCOMM, Inc.	43,619	5,625,979
Texas Instruments, Inc.	4,659	895,506
		29,243,400
Software — 2.7%
Activision Blizzard, Inc.	22,160	1,714,962
Fidelity National Information Services, Inc.	30,394	3,698,342
Oracle Corp.	95,472	8,318,475
SS&C Technologies Holdings, Inc	29,401	2,040,430
		15,772,209
		52,829,159
Utilities — 3.4%
Electric — 3.4%
CenterPoint Energy, Inc.	336,702	8,282,869
Dominion Energy, Inc.	32,048	2,340,145
Edison International	14,671	813,801
Entergy Corp.	28,481	2,828,448
Exelon Corp.	111,548	5,392,230
		19,657,493
		19,657,493

TOTAL COMMON STOCK (Cost $450,290,606)		583,390,473

TOTAL EQUITIES (Cost $450,290,606)		583,390,473

MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	14,325	14,325

TOTAL MUTUAL FUNDS (Cost $14,325)		14,325

TOTAL LONG-TERM INVESTMENTS (Cost $450,304,931)		583,404,798

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (d)	$4,284,657	$4,284,657

TOTAL SHORT-TERM INVESTMENTS (Cost $4,284,657)		4,284,657

TOTAL INVESTMENTS — 100.0% (Cost $454,589,588) (e)		587,689,455

Other Assets/(Liabilities) — (0.0)%		(74,621)

NET ASSETS — 100.0%		$587,614,834

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $3,027,411 or 0.52% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $3,080,465 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $4,284,657. Collateralized by U.S. Government Agency obligations with rates ranging from 0.500% - 2.375%, maturity dates ranging from 5/15/27 - 5/31/27, and an aggregate market value, including accrued interest of $4,370,490.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 99.6%
COMMON STOCK — 99.6%
Basic Materials — 2.0%
Chemicals — 1.6%
Air Products & Chemicals, Inc.	21,176	$5,423,385
Albemarle Corp.	11,160	2,443,705
Celanese Corp.	10,611	1,598,441
CF Industries Holdings, Inc.	20,800	1,161,056
Dow, Inc.	71,496	4,115,310
DuPont de Nemours, Inc.	50,076	3,404,667
Eastman Chemical Co.	12,694	1,278,794
Ecolab, Inc.	23,608	4,925,101
FMC Corp.	12,389	1,134,337
International Flavors & Fragrances, Inc.	23,689	3,167,693
Linde PLC	49,137	14,415,813
LyondellBasell Industries NV Class A	25,324	2,376,657
The Mosaic Co.	33,235	1,187,154
PPG Industries, Inc.	22,785	3,258,483
The Sherwin-Williams Co.	23,002	6,434,350
		56,324,946
Forest Products & Paper — 0.1%
International Paper Co.	37,040	2,071,277
Iron & Steel — 0.1%
Nucor Corp.	28,119	2,769,440
Mining — 0.2%
Freeport-McMoRan, Inc.	140,315	4,564,447
Newmont Corp.	76,047	4,129,352
		8,693,799
		69,859,462
Communications — 16.4%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	38,072	1,396,100
Omnicom Group, Inc.	20,154	1,460,359
		2,856,459
Internet — 12.0%
Alphabet, Inc. Class A (a)	28,697	76,722,003
Alphabet, Inc. Class C (a)	26,854	71,574,235
Amazon.com, Inc. (a)	41,513	136,371,865
Booking Holdings, Inc. (a)	3,911	9,284,206
CDW Corp./DE	13,200	2,402,664
eBay, Inc.	61,668	4,296,409
Etsy, Inc. (a)	12,155	2,527,754
Expedia Group, Inc. (a)	13,932	2,283,455
F5 Networks, Inc. (a)	5,849	1,162,664
Facebook, Inc. Class A (a)	227,211	77,113,141
Match Group, Inc. (a)	26,237	4,118,947

	Number of Shares	Value
Netflix, Inc. (a)	42,173	$25,739,869
NortonLifeLock, Inc.	56,052	1,418,116
Twitter, Inc. (a)	75,946	4,586,379
VeriSign, Inc. (a)	9,315	1,909,668
		421,511,375
Media — 2.0%
Charter Communications, Inc. Class A (a)	12,088	8,794,745
Comcast Corp. Class A	436,933	24,437,663
Discovery, Inc. Class A (a)	15,277	387,730
Discovery, Inc. Class C (a)	28,257	685,797
DISH Network Corp. Class A (a)	24,085	1,046,734
Fox Corp. Class A	30,631	1,228,609
Fox Corp. Class B	14,548	540,022
News Corp. Class A	36,485	858,492
News Corp. Class B	10,482	243,497
ViacomCBS, Inc. Class B	57,615	2,276,369
The Walt Disney Co. (a)	173,222	29,303,966
		69,803,624
Telecommunications — 2.3%
Arista Networks, Inc. (a)	5,374	1,846,721
AT&T, Inc.	679,847	18,362,667
Cisco Systems, Inc.	401,195	21,837,044
Corning, Inc.	73,569	2,684,533
Juniper Networks, Inc.	31,692	872,164
Lumen Technologies, Inc.	96,268	1,192,761
Motorola Solutions, Inc.	16,175	3,757,776
T-Mobile US, Inc. (a)	55,851	7,135,524
Verizon Communications, Inc.	394,741	21,319,961
		79,009,151
		573,180,609
Consumer, Cyclical — 9.7%
Airlines — 0.3%
Alaska Air Group, Inc. (a)	11,819	692,593
American Airlines Group, Inc. (a)	62,457	1,281,618
Delta Air Lines, Inc. (a)	60,796	2,590,518
Southwest Airlines Co. (a)	56,035	2,881,880
United Airlines Holdings, Inc. (a)	30,314	1,442,037
		8,888,646
Apparel — 0.7%
Hanesbrands, Inc.	33,891	581,569
NIKE, Inc. Class B	121,808	17,690,176
PVH Corp. (a)	6,903	709,559
Ralph Lauren Corp.	4,718	523,887
Tapestry, Inc.	25,969	961,372
Under Armour, Inc. Class A (a)	17,298	349,074
Under Armour, Inc. Class C (a)	19,459	340,922

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
VF Corp.	31,184	$2,089,016
		23,245,575
Auto Manufacturers — 2.3%
Cummins, Inc.	13,755	3,088,823
Ford Motor Co. (a)	373,671	5,291,181
General Motors Co. (a)	138,190	7,283,995
PACCAR, Inc.	33,369	2,633,481
Tesla, Inc. (a)	77,335	59,971,746
		78,269,226
Auto Parts & Equipment — 0.2%
Aptiv PLC (a)	25,763	3,837,914
BorgWarner, Inc.	23,118	998,929
		4,836,843
Distribution & Wholesale — 0.3%
Copart, Inc. (a)	20,424	2,833,217
Fastenal Co.	55,005	2,838,808
LKQ Corp. (a)	25,400	1,278,128
Pool Corp.	3,829	1,663,356
W.W. Grainger, Inc.	4,202	1,651,638
		10,265,147
Entertainment — 0.1%
Caesars Entertainment, Inc. (a)	20,520	2,303,986
Live Nation Entertainment, Inc. (a)	12,663	1,153,979
Penn National Gaming, Inc. (a)	15,073	1,092,190
		4,550,155
Home Builders — 0.2%
D.R. Horton, Inc.	31,242	2,623,391
Lennar Corp. Class A	26,379	2,471,185
NVR, Inc. (a)	323	1,548,488
PulteGroup, Inc.	24,872	1,142,122
		7,785,186
Home Furnishing — 0.1%
Leggett & Platt, Inc.	12,198	546,958
Whirlpool Corp.	5,945	1,211,948
		1,758,906
Housewares — 0.0%
Newell Brands, Inc.	36,795	814,641
Leisure Time — 0.1%
Carnival Corp. (a)	76,024	1,901,360
Norwegian Cruise Line Holdings Ltd. (a)	34,621	924,727
Royal Caribbean Cruises Ltd. (a)	21,323	1,896,681
		4,722,768
Lodging — 0.3%
Hilton Worldwide Holdings, Inc. (a)	26,509	3,502,104
Las Vegas Sands Corp. (a)	32,993	1,207,544
Marriott International, Inc. Class A (a)	26,009	3,851,673

	Number of Shares	Value
MGM Resorts International	38,464	$1,659,722
Wynn Resorts Ltd. (a)	9,962	844,279
		11,065,322
Retail — 5.1%
Advance Auto Parts, Inc.	6,352	1,326,869
AutoZone, Inc. (a)	2,064	3,504,651
Bath & Body Works, Inc.	25,076	1,580,540
Best Buy Co., Inc.	21,622	2,285,662
CarMax, Inc. (a)	15,588	1,994,640
Chipotle Mexican Grill, Inc. (a)	2,667	4,847,326
Costco Wholesale Corp.	42,089	18,912,692
Darden Restaurants, Inc.	12,323	1,866,565
Dollar General Corp.	22,490	4,771,029
Dollar Tree, Inc. (a)	22,358	2,140,108
Domino’s Pizza, Inc.	3,522	1,679,853
The Gap, Inc.	20,797	472,092
Genuine Parts Co.	13,460	1,631,756
The Home Depot, Inc.	101,294	33,250,768
Lowe’s Cos., Inc.	67,281	13,648,624
McDonald’s Corp.	71,189	17,164,380
O’Reilly Automotive, Inc. (a)	6,608	4,037,885
Ross Stores, Inc.	33,959	3,696,437
Starbucks Corp.	112,481	12,407,779
Target Corp.	47,139	10,783,989
The TJX Cos., Inc.	114,852	7,577,935
Tractor Supply Co.	10,857	2,199,737
Ulta Beauty, Inc. (a)	5,189	1,872,814
Walgreens Boots Alliance, Inc.	68,469	3,221,466
Walmart, Inc.	136,200	18,983,556
Yum! Brands, Inc.	28,297	3,461,006
		179,320,159
Textiles — 0.0%
Mohawk Industries, Inc. (a)	5,352	949,445
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	12,388	1,105,257
		337,577,276
Consumer, Non-cyclical — 19.9%
Agriculture — 0.7%
Altria Group, Inc.	175,385	7,983,525
Archer-Daniels-Midland Co.	53,122	3,187,851
Philip Morris International, Inc.	148,451	14,071,671
		25,243,047
Beverages — 1.4%
Brown-Forman Corp. Class B	17,092	1,145,335
The Coca-Cola Co.	370,091	19,418,675
Constellation Brands, Inc. Class A	16,134	3,399,272
Molson Coors Beverage Co. Class B	17,808	825,935

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Monster Beverage Corp. (a)	35,961	$3,194,416
PepsiCo, Inc.	131,622	19,797,265
		47,780,898
Biotechnology — 1.7%
Amgen, Inc.	54,180	11,521,377
Bio-Rad Laboratories, Inc. Class A (a)	2,051	1,529,943
Biogen, Inc. (a)	14,133	3,999,498
Corteva, Inc.	70,382	2,961,674
Gilead Sciences, Inc.	119,521	8,348,542
Illumina, Inc. (a)	13,981	5,670,833
Incyte Corp. (a)	17,601	1,210,597
Moderna, Inc. (a)	33,467	12,880,110
Regeneron Pharmaceuticals, Inc. (a)	10,015	6,060,878
Vertex Pharmaceuticals, Inc. (a)	24,712	4,482,510
		58,665,962
Commercial Services — 2.4%
Automatic Data Processing, Inc.	40,333	8,063,373
Cintas Corp.	8,397	3,196,402
Equifax, Inc.	11,551	2,927,254
FleetCor Technologies, Inc. (a)	7,913	2,067,429
Gartner, Inc. (a)	8,029	2,439,853
Global Payments, Inc.	27,869	4,391,597
IHS Markit Ltd.	37,789	4,406,953
MarketAxess Holdings, Inc.	3,671	1,544,353
Moody’s Corp.	15,382	5,462,302
Nielsen Holdings PLC	34,604	664,051
PayPal Holdings, Inc. (a)	111,977	29,137,535
Quanta Services, Inc.	13,413	1,526,668
Robert Half International, Inc.	10,847	1,088,280
Rollins, Inc.	21,786	769,699
S&P Global, Inc.	22,946	9,749,526
United Rentals, Inc. (a)	6,919	2,428,085
Verisk Analytics, Inc.	15,481	3,100,380
		82,963,740
Cosmetics & Personal Care — 1.3%
Colgate-Palmolive Co.	80,332	6,071,492
The Estee Lauder Cos., Inc. Class A	22,103	6,629,353
The Procter & Gamble Co.	231,450	32,356,710
		45,057,555
Food — 0.9%
Campbell Soup Co.	19,044	796,230
Conagra Brands, Inc.	45,170	1,529,908
General Mills, Inc.	57,695	3,451,315
The Hershey Co.	13,784	2,332,942
Hormel Foods Corp.	26,734	1,096,094
The J.M. Smucker Co.	10,342	1,241,350
Kellogg Co.	24,550	1,569,236
The Kraft Heinz Co.	64,535	2,376,179

	Number of Shares	Value
The Kroger Co.	65,272	$2,638,947
Lamb Weston Holdings, Inc.	13,751	843,899
McCormick & Co., Inc.	23,715	1,921,626
Mondelez International, Inc. Class A	133,570	7,771,102
Sysco Corp.	49,053	3,850,660
Tyson Foods, Inc. Class A	28,121	2,219,872
		33,639,360
Health Care – Products — 4.2%
Abbott Laboratories	169,008	19,964,915
ABIOMED, Inc. (a)	4,261	1,387,041
Align Technology, Inc. (a)	6,983	4,646,698
Baxter International, Inc.	47,344	3,807,878
Bio-Techne Corp.	3,722	1,803,569
Boston Scientific Corp. (a)	135,403	5,875,136
The Cooper Cos., Inc.	4,737	1,957,849
Danaher Corp.	60,581	18,443,280
Dentsply Sirona, Inc.	21,130	1,226,596
Edwards Lifesciences Corp. (a)	59,270	6,709,957
Henry Schein, Inc. (a)	13,054	994,193
Hologic, Inc. (a)	24,284	1,792,402
IDEXX Laboratories, Inc. (a)	8,088	5,029,927
Intuitive Surgical, Inc. (a)	11,338	11,271,673
Medtronic PLC	128,200	16,069,870
PerkinElmer, Inc.	10,728	1,859,055
ResMed, Inc.	13,933	3,672,042
Steris PLC	9,563	1,953,530
Stryker Corp.	32,004	8,440,095
Teleflex, Inc.	4,489	1,690,333
Thermo Fisher Scientific, Inc.	37,510	21,430,588
West Pharmaceutical Services, Inc.	7,036	2,987,063
Zimmer Biomet Holdings, Inc.	19,991	2,925,883
		145,939,573
Health Care – Services — 2.0%
Anthem, Inc.	23,244	8,665,363
Catalent, Inc. (a)	16,197	2,155,335
Centene Corp. (a)	55,611	3,465,121
Charles River Laboratories International, Inc. (a)	4,783	1,973,801
DaVita, Inc. (a)	6,407	744,878
HCA Healthcare, Inc.	23,477	5,698,337
Humana, Inc.	12,200	4,747,630
IQVIA Holdings, Inc. (a)	18,188	4,356,754
Laboratory Corp. of America Holdings (a)	9,148	2,574,613
Quest Diagnostics, Inc.	11,725	1,703,760
UnitedHealth Group, Inc.	89,926	35,137,685

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Universal Health Services, Inc. Class B	7,266	$1,005,396
		72,228,673
Household Products & Wares — 0.3%
Avery Dennison Corp.	7,821	1,620,589
Church & Dwight Co., Inc.	23,284	1,922,560
The Clorox Co.	11,726	1,941,943
Kimberly-Clark Corp.	32,024	4,241,259
		9,726,351
Pharmaceuticals — 5.0%
AbbVie, Inc.	168,487	18,174,693
AmerisourceBergen Corp.	14,338	1,712,674
Becton Dickinson and Co.	27,344	6,721,702
Bristol-Myers Squibb Co.	212,076	12,548,537
Cardinal Health, Inc.	27,933	1,381,566
Cigna Corp.	32,396	6,484,383
CVS Health Corp.	125,710	10,667,751
DexCom, Inc. (a)	9,217	5,040,409
Eli Lilly & Co.	75,691	17,488,406
Johnson & Johnson	251,042	40,543,283
McKesson Corp.	14,846	2,959,995
Merck & Co., Inc.	241,385	18,130,427
Organon & Co.	23,583	773,287
Pfizer, Inc.	534,476	22,987,813
Viatris, Inc.	116,289	1,575,716
Zoetis, Inc.	45,125	8,760,567
		175,951,209
		697,196,368
Energy — 2.8%
Energy – Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	12,924	1,938,212
Oil & Gas — 2.3%
APA Corp.	37,156	796,253
Cabot Oil & Gas Corp.	39,314	855,473
Chevron Corp.	184,055	18,672,380
ConocoPhillips	127,208	8,620,886
Devon Energy Corp.	60,359	2,143,348
Diamondback Energy, Inc.	16,301	1,543,216
EOG Resources, Inc.	55,744	4,474,571
Exxon Mobil Corp.	403,027	23,706,048
Hess Corp.	25,901	2,023,127
Marathon Oil Corp.	75,712	1,034,983
Marathon Petroleum Corp.	60,399	3,733,262
Occidental Petroleum Corp.	85,069	2,516,341
Phillips 66	41,969	2,939,089
Pioneer Natural Resources Co.	21,753	3,622,092
Valero Energy Corp.	39,256	2,770,296
		79,451,365

	Number of Shares	Value
Oil & Gas Services — 0.2%
Baker Hughes Co.	79,340	$1,962,078
Halliburton Co.	85,618	1,851,061
Schlumberger NV	133,931	3,969,715
		7,782,854
Pipelines — 0.2%
Kinder Morgan, Inc.	186,682	3,123,190
ONEOK, Inc.	42,012	2,436,276
The Williams Cos., Inc.	114,796	2,977,808
		8,537,274
		97,709,705
Financial — 15.2%
Banks — 5.4%
Bank of America Corp.	705,671	29,955,734
The Bank of New York Mellon Corp.	76,046	3,942,225
Citigroup, Inc.	193,009	13,545,372
Citizens Financial Group, Inc.	40,726	1,913,307
Comerica, Inc.	12,795	1,029,998
Fifth Third Bancorp	66,354	2,816,064
First Republic Bank	16,749	3,230,547
The Goldman Sachs Group, Inc.	32,095	12,132,873
Huntington Bancshares, Inc.	139,135	2,151,027
JP Morgan Chase & Co.	284,721	46,605,980
KeyCorp.	90,776	1,962,577
M&T Bank Corp.	12,273	1,832,850
Morgan Stanley	139,080	13,533,875
Northern Trust Corp.	20,094	2,166,334
The PNC Financial Services Group, Inc.	40,372	7,898,378
Regions Financial Corp.	91,397	1,947,670
State Street Corp.	34,845	2,952,068
SVB Financial Group (a)	5,618	3,634,172
Truist Financial Corp.	126,982	7,447,494
US Bancorp	128,279	7,624,904
Wells Fargo & Co.	391,341	18,162,136
Zions Bancorp NA	15,478	957,933
		187,443,518
Diversified Financial Services — 3.9%
American Express Co.	61,365	10,280,478
Ameriprise Financial, Inc.	10,931	2,887,096
BlackRock, Inc.	13,637	11,436,806
Capital One Financial Corp.	42,476	6,879,838
Cboe Global Markets, Inc.	9,988	1,237,114
The Charles Schwab Corp.	143,119	10,424,788
CME Group, Inc.	34,171	6,607,988
Discover Financial Services	28,740	3,530,709
Franklin Resources, Inc.	26,353	783,211
Intercontinental Exchange, Inc.	53,614	6,155,959

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Invesco Ltd.	32,725	$789,000
Mastercard, Inc. Class A	83,034	28,869,261
Nasdaq, Inc.	11,187	2,159,315
Raymond James Financial, Inc.	17,811	1,643,599
Synchrony Financial	54,620	2,669,826
T. Rowe Price Group, Inc.	21,586	4,245,966
Visa, Inc. Class A	160,860	35,831,565
The Western Union Co.	39,341	795,475
		137,227,994
Insurance — 3.3%
Aflac, Inc.	59,100	3,080,883
The Allstate Corp.	28,335	3,607,329
American International Group, Inc.	81,114	4,452,347
Aon PLC Class A	21,464	6,133,767
Arthur J Gallagher & Co.	19,539	2,904,472
Assurant, Inc.	5,696	898,544
Berkshire Hathaway, Inc. Class B (a)	176,755	48,243,510
Brown & Brown, Inc.	22,172	1,229,437
Chubb Ltd.	41,797	7,250,944
Cincinnati Financial Corp.	14,106	1,611,187
Everest Re Group Ltd.	3,887	974,782
Globe Life, Inc.	8,817	784,978
The Hartford Financial Services Group, Inc.	33,327	2,341,222
Lincoln National Corp.	16,980	1,167,375
Loews Corp.	19,159	1,033,245
Marsh & McLennan Cos., Inc.	48,286	7,311,949
MetLife, Inc.	69,061	4,263,136
Principal Financial Group, Inc.	23,987	1,544,763
The Progressive Corp.	55,521	5,018,543
Prudential Financial, Inc.	36,743	3,865,364
The Travelers Cos., Inc.	23,919	3,635,927
W.R. Berkley Corp.	13,071	956,536
Willis Towers Watson PLC	12,388	2,879,714
		115,189,954
Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	32,162	3,131,292
Real Estate Investment Trusts (REITS) — 2.5%
Alexandria Real Estate Equities, Inc.	13,229	2,527,665
American Tower Corp.	43,436	11,528,349
AvalonBay Communities, Inc.	13,259	2,938,725
Boston Properties, Inc.	13,623	1,476,052
Crown Castle International Corp.	41,210	7,142,517
Digital Realty Trust, Inc.	26,816	3,873,571
Duke Realty Corp.	36,369	1,740,984
Equinix, Inc.	8,545	6,751,661
Equity Residential	32,500	2,629,900
Essex Property Trust, Inc.	6,227	1,991,021

	Number of Shares	Value
Extra Space Storage, Inc.	12,616	$2,119,362
Federal Realty Investment Trust	6,831	805,990
Healthpeak Properties, Inc.	52,020	1,741,630
Host Hotels & Resorts, Inc. (a)	66,872	1,092,020
Iron Mountain, Inc. (b)	27,468	1,193,485
Kimco Realty Corp.	57,518	1,193,498
Mid-America Apartment Communities, Inc.	11,136	2,079,648
Prologis, Inc.	70,592	8,854,355
Public Storage	14,492	4,305,573
Realty Income Corp.	37,397	2,425,569
Regency Centers Corp.	14,659	986,990
SBA Communications Corp.	10,457	3,456,770
Simon Property Group, Inc.	31,400	4,081,058
UDR, Inc.	26,703	1,414,725
Ventas, Inc.	36,763	2,029,685
Vornado Realty Trust	14,944	627,797
Welltower, Inc.	40,009	3,296,742
Weyerhaeuser Co.	72,009	2,561,360
		86,866,702
Savings & Loans — 0.0%
People’s United Financial, Inc.	42,044	734,509
		530,593,969
Industrial — 7.8%
Aerospace & Defense — 1.5%
The Boeing Co. (a)	52,572	11,562,686
General Dynamics Corp.	22,024	4,317,365
Howmet Aerospace, Inc.	36,958	1,153,090
L3 Harris Technologies, Inc.	19,079	4,201,959
Lockheed Martin Corp.	23,500	8,109,850
Northrop Grumman Corp.	14,414	5,191,202
Raytheon Technologies Corp.	143,872	12,367,237
Teledyne Technologies, Inc. (a)	4,387	1,884,567
TransDigm Group, Inc. (a)	5,024	3,137,840
		51,925,796
Building Materials — 0.4%
Carrier Global Corp.	82,286	4,259,123
Fortune Brands Home & Security, Inc.	12,947	1,157,721
Johnson Controls International PLC	67,539	4,598,055
Martin Marietta Materials, Inc.	5,888	2,011,812
Masco Corp.	23,615	1,311,813
Vulcan Materials Co.	12,712	2,150,362
		15,488,886
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	22,215	2,754,882
Emerson Electric Co.	56,853	5,355,553
Generac Holdings, Inc. (a)	6,021	2,460,602
		10,571,037

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Electronics — 1.2%
Agilent Technologies, Inc.	28,869	$4,547,734
Allegion PLC	8,611	1,138,202
Amphenol Corp. Class A	57,272	4,194,029
Fortive Corp.	34,292	2,419,986
Garmin Ltd.	14,575	2,265,830
Honeywell International, Inc.	65,751	13,957,622
Keysight Technologies, Inc. (a)	17,595	2,890,683
Mettler-Toledo International, Inc. (a)	2,187	3,012,286
TE Connectivity Ltd.	31,121	4,270,424
Trimble, Inc. (a)	23,765	1,954,671
Waters Corp. (a)	5,881	2,101,281
		42,752,748
Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc.	12,225	1,620,179
Environmental Controls — 0.3%
Pentair PLC	15,957	1,158,957
Republic Services, Inc.	20,204	2,425,692
Waste Management, Inc.	36,761	5,490,623
		9,075,272
Hand & Machine Tools — 0.1%
Snap-on, Inc.	5,199	1,086,331
Stanley Black & Decker, Inc.	15,536	2,723,616
		3,809,947
Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	52,139	10,009,124
Machinery – Diversified — 0.7%
Deere & Co.	27,036	9,058,953
Dover Corp.	13,767	2,140,768
IDEX Corp.	7,252	1,500,801
Ingersoll Rand, Inc. (a)	38,843	1,958,076
Otis Worldwide Corp.	40,868	3,362,619
Rockwell Automation, Inc.	11,075	3,256,493
Westinghouse Air Brake Technologies Corp.	18,120	1,562,125
Xylem, Inc.	17,332	2,143,622
		24,983,457
Miscellaneous - Manufacturing — 1.2%
3M Co.	55,101	9,665,817
A.O. Smith Corp.	12,885	786,887
Eaton Corp. PLC	37,841	5,650,040
General Electric Co.	104,569	10,773,744
Illinois Tool Works, Inc.	27,224	5,625,295
Parker-Hannifin Corp.	12,224	3,418,075
Textron, Inc.	21,039	1,468,733
Trane Technologies PLC	22,513	3,886,869
		41,275,460

	Number of Shares	Value
Packaging & Containers — 0.2%
Amcor PLC	147,305	$1,707,265
Ball Corp.	30,872	2,777,554
Packaging Corp. of America	8,895	1,222,529
Sealed Air Corp.	13,858	759,280
WestRock Co.	25,749	1,283,072
		7,749,700
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	3,801	733,821
Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	12,573	1,093,851
CSX Corp.	214,417	6,376,762
Expeditors International of Washington, Inc.	16,296	1,941,343
FedEx Corp.	23,401	5,131,605
J.B. Hunt Transport Services, Inc.	8,134	1,360,167
Kansas City Southern	8,744	2,366,476
Norfolk Southern Corp.	23,444	5,608,977
Old Dominion Freight Line, Inc.	9,000	2,573,820
Union Pacific Corp.	62,090	12,170,261
United Parcel Service, Inc. Class B	69,353	12,629,181
		51,252,443
		271,247,870
Technology — 23.4%
Computers — 7.5%
Accenture PLC Class A	60,363	19,311,331
Apple, Inc.	1,496,832	211,801,728
Cognizant Technology Solutions Corp. Class A	49,996	3,710,203
DXC Technology Co. (a)	23,347	784,693
Fortinet, Inc. (a)	12,948	3,781,334
Hewlett Packard Enterprise Co.	122,965	1,752,251
HP, Inc.	113,865	3,115,346
International Business Machines Corp.	85,351	11,857,814
Leidos Holdings, Inc.	13,563	1,303,811
NetApp, Inc.	21,313	1,913,055
Seagate Technology Holdings PLC	20,082	1,657,167
Western Digital Corp. (a)	28,765	1,623,497
		262,612,230
Office & Business Equipment — 0.1%
Zebra Technologies Corp. Class A (a)	5,095	2,626,065
Semiconductors — 5.5%
Advanced Micro Devices, Inc. (a)	115,634	11,898,739
Analog Devices, Inc.	51,259	8,584,857
Applied Materials, Inc.	87,100	11,212,383
Broadcom, Inc.	39,111	18,966,097
Intel Corp.	386,730	20,604,974
IPG Photonics Corp. (a)	3,428	542,995

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
KLA Corp.	14,514	$4,855,078
Lam Research Corp.	13,583	7,730,765
Microchip Technology, Inc.	26,007	3,991,814
Micron Technology, Inc.	107,291	7,615,515
Monolithic Power Systems, Inc.	4,140	2,006,575
NVIDIA Corp.	237,497	49,199,879
NXP Semiconductor NV	25,185	4,932,986
Qorvo, Inc. (a)	10,626	1,776,561
QUALCOMM, Inc.	107,582	13,875,926
Skyworks Solutions, Inc.	15,668	2,581,773
Teradyne, Inc.	15,545	1,697,048
Texas Instruments, Inc.	87,999	16,914,288
Xilinx, Inc.	23,715	3,580,728
		192,568,981
Software — 10.3%
Activision Blizzard, Inc.	74,152	5,738,623
Adobe, Inc. (a)	45,394	26,134,234
Akamai Technologies, Inc. (a)	15,659	1,637,775
ANSYS, Inc. (a)	8,344	2,840,715
Autodesk, Inc. (a)	20,883	5,955,205
Broadridge Financial Solutions, Inc.	11,112	1,851,704
Cadence Design Systems, Inc. (a)	26,252	3,975,603
Ceridian HCM Holding, Inc. (a)	12,943	1,457,641
Cerner Corp.	28,239	1,991,414
Citrix Systems, Inc.	12,022	1,290,802
Electronic Arts, Inc.	27,158	3,863,226
Fidelity National Information Services, Inc.	58,828	7,158,191
Fiserv, Inc. (a)	56,643	6,145,765
Intuit, Inc.	26,035	14,046,143
Jack Henry & Associates, Inc.	7,218	1,184,185
Microsoft Corp.	716,237	201,921,535
MSCI, Inc.	7,832	4,764,519
Oracle Corp.	157,010	13,680,281
Paychex, Inc.	30,396	3,418,030
Paycom Software, Inc. (a)	4,615	2,287,886
PTC, Inc. (a)	10,172	1,218,504
Roper Technologies, Inc.	10,025	4,472,453
salesforce.com, Inc. (a)	92,597	25,114,158
ServiceNow, Inc. (a)	18,861	11,736,634
Synopsys, Inc. (a)	14,482	4,336,056
Take-Two Interactive Software, Inc. (a)	11,138	1,716,032
Tyler Technologies, Inc. (a)	3,889	1,783,690
		361,721,004
		819,528,280

	Number of Shares	Value
Utilities — 2.4%
Electric — 2.2%
AES Corp.	63,853	$1,457,764
Alliant Energy Corp.	23,440	1,312,171
Ameren Corp.	24,460	1,981,260
American Electric Power Co., Inc.	47,635	3,867,009
CenterPoint Energy, Inc.	56,638	1,393,295
CMS Energy Corp.	27,282	1,629,554
Consolidated Edison, Inc.	33,984	2,466,899
Dominion Energy, Inc.	76,782	5,606,622
DTE Energy Co.	18,551	2,072,332
Duke Energy Corp.	73,426	7,165,643
Edison International	35,807	1,986,214
Entergy Corp.	19,093	1,896,126
Evergy, Inc.	21,724	1,351,233
Eversource Energy	32,730	2,676,005
Exelon Corp.	93,307	4,510,460
FirstEnergy Corp.	51,758	1,843,620
NextEra Energy, Inc.	187,269	14,704,362
NRG Energy, Inc.	23,330	952,564
Pinnacle West Capital Corp.	10,509	760,431
PPL Corp.	73,360	2,045,277
Public Service Enterprise Group, Inc.	47,873	2,915,466
Sempra Energy	30,335	3,837,377
The Southern Co.	101,183	6,270,311
WEC Energy Group, Inc.	30,046	2,650,057
Xcel Energy, Inc.	51,347	3,209,187
		80,561,239
Gas — 0.1%
Atmos Energy Corp.	12,394	1,093,151
NiSource, Inc.	37,316	904,167
		1,997,318
Water — 0.1%
American Water Works Co., Inc.	17,246	2,915,264
		85,473,821

TOTAL COMMON STOCK (Cost $1,700,921,954)		3,482,367,360

TOTAL EQUITIES (Cost $1,700,921,954)		3,482,367,360

TOTAL LONG-TERM INVESTMENTS (Cost $1,700,921,954)		3,482,367,360

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (c)	$14,001,426	$14,001,426
U.S. Treasury Bill — 0.2%
U.S. Treasury Bill
0.038% 1/27/22 (d) (e)	7,365,000	7,363,974

TOTAL SHORT-TERM INVESTMENTS (Cost $21,365,521)		21,365,400

TOTAL INVESTMENTS — 100.2% (Cost $1,722,287,475) (f)		3,503,732,760

Other Assets/(Liabilities) — (0.2)%		(5,363,568)

NET ASSETS — 100.0%		$3,498,369,192

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $269,715 or 0.01% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $275,205 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Maturity value of $14,001,426. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity dates ranging from 5/31/27- 6/30/27, and an aggregate market value, including accrued interest, of $14,281,534.

(d)	The rate shown represents yield-to-maturity.
(e)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E Mini Index	12/17/21	101	$22,436,028	$(732,390)

The accompanying notes are an integral part of the financial statements.

MassMutual Equity Opportunities Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 98.1%
COMMON STOCK — 97.5%
Basic Materials — 6.1%
Chemicals — 5.6%
CF Industries Holdings, Inc.	92,800	$5,180,096
Ecolab, Inc.	76,696	16,000,320
International Flavors & Fragrances, Inc.	27,400	3,663,928
Linde PLC	60,067	17,622,456
		42,466,800
Forest Products & Paper — 0.5%
International Paper Co.	73,300	4,098,936
		46,565,736
Communications — 1.3%
Media — 1.3%
Comcast Corp. Class A	112,500	6,292,125
Fox Corp. Class B	51,200	1,900,544
The Walt Disney Co. (a)	12,550	2,123,084
		10,315,753
Consumer, Cyclical — 10.2%
Apparel — 2.6%
NIKE, Inc. Class B	139,219	20,218,775
Lodging — 0.3%
Las Vegas Sands Corp. (a)	62,100	2,272,860
Retail — 7.3%
McDonald’s Corp.	109,486	26,398,170
The TJX Cos., Inc.	442,047	29,166,261
		55,564,431
		78,056,066
Consumer, Non-cyclical — 36.9%
Agriculture — 0.4%
Philip Morris International, Inc.	32,900	3,118,591
Beverages — 9.1%
The Coca-Cola Co.	380,085	19,943,060
Diageo PLC	485,668	23,400,967
PepsiCo, Inc.	174,557	26,255,118
		69,599,145
Cosmetics & Personal Care — 6.7%
Colgate-Palmolive Co.	381,325	28,820,543
The Procter & Gamble Co.	159,902	22,354,300
		51,174,843
Food — 1.1%
Conagra Brands, Inc.	63,800	2,160,906
Tyson Foods, Inc. Class A	73,900	5,833,666
		7,994,572

	Number of Shares	Value
Health Care – Products — 7.8%
Baxter International, Inc.	191,350	$15,390,280
Danaher Corp.	26,719	8,134,332
Medtronic PLC	218,031	27,330,186
Stryker Corp.	31,408	8,282,918
		59,137,716
Health Care – Services — 4.7%
Anthem, Inc.	27,000	10,065,600
UnitedHealth Group, Inc.	66,143	25,844,716
		35,910,316
Household Products & Wares — 0.6%
Kimberly-Clark Corp.	35,700	4,728,108
Pharmaceuticals — 6.5%
AbbVie, Inc.	41,100	4,433,457
Becton Dickinson and Co.	27,000	6,637,140
Cigna Corp.	11,700	2,341,872
CVS Health Corp.	40,100	3,402,886
Johnson & Johnson	183,694	29,666,581
Sanofi Sponsored ADR	57,900	2,791,359
		49,273,295
		280,936,586
Energy — 1.8%
Oil & Gas — 1.8%
EOG Resources, Inc.	37,000	2,969,990
TotalEnergies SE	164,900	7,901,856
TotalEnergies SE Sponsored ADR	56,400	2,703,252
		13,575,098
Financial — 20.8%
Banks — 4.1%
Fifth Third Bancorp	153,000	6,493,320
The Goldman Sachs Group, Inc.	8,650	3,269,959
Huntington Bancshares, Inc.	218,000	3,370,280
Morgan Stanley	22,700	2,208,937
State Street Corp.	30,600	2,592,432
Wells Fargo & Co.	289,900	13,454,259
		31,389,187
Diversified Financial Services — 4.8%
American Express Co.	140,248	23,495,747
Visa, Inc. Class A	57,045	12,706,774
		36,202,521
Insurance — 10.0%
American International Group, Inc.	142,300	7,810,847
Chubb Ltd.	179,626	31,161,519
Loews Corp.	73,300	3,953,069
Marsh & McLennan Cos., Inc.	187,263	28,357,236
MetLife, Inc.	80,000	4,938,400
		76,221,071

The accompanying notes are an integral part of the financial statements.

MassMutual Equity Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 1.9%
American Tower Corp.	27,904	$7,406,001
Equity Residential	50,000	4,046,000
Weyerhaeuser Co.	83,800	2,980,766
		14,432,767
		158,245,546
Industrial — 11.7%
Aerospace & Defense — 7.1%
The Boeing Co. (a)	13,050	2,870,217
L3 Harris Technologies, Inc.	25,200	5,550,048
Lockheed Martin Corp.	55,013	18,984,987
Northrop Grumman Corp.	74,535	26,843,780
		54,249,032
Miscellaneous - Manufacturing — 1.3%
General Electric Co.	92,250	9,504,517
Transportation — 3.3%
Union Pacific Corp.	89,361	17,515,650
United Parcel Service, Inc. Class B	42,100	7,666,410
		25,182,060
		88,935,609
Technology — 6.4%
Computers — 1.8%
Accenture PLC Class A	42,641	13,641,709
Semiconductors — 1.0%
QUALCOMM, Inc.	57,200	7,377,656
Software — 3.6%
Citrix Systems, Inc.	20,350	2,184,979
Microsoft Corp.	89,803	25,317,262
		27,502,241
		48,521,606
Utilities — 2.3%
Electric — 2.0%
Sempra Energy	57,135	7,227,577
The Southern Co.	130,000	8,056,100
		15,283,677
Gas — 0.3%
NiSource, Inc.	84,800	2,054,704
		17,338,381

TOTAL COMMON STOCK (Cost $588,014,084)		742,490,381

	Number of Shares	Value
PREFERRED STOCK — 0.6%
Consumer, Cyclical — 0.3%
Auto Manufacturers — 0.3%
Volkswagen AG 2.560%	9,750	$2,184,143
Consumer, Non-cyclical — 0.1%
Pharmaceuticals — 0.1%
Becton Dickinson and Co. Convertible 6.000% (b)	15,000	809,700
Utilities — 0.2%
Electric — 0.1%
The Southern Co. Convertible 6.750%	23,100	1,178,331
Gas — 0.1%
NiSource, Inc. 7.750% (b)	8,204	848,704
		2,027,035

TOTAL PREFERRED STOCK (Cost $5,116,332)		5,020,878

TOTAL EQUITIES (Cost $593,130,416)		747,511,259

MUTUAL FUNDS — 0.2%
Diversified Financial Services — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	1,677,159	1,677,159

TOTAL MUTUAL FUNDS (Cost $1,677,159)		1,677,159

TOTAL LONG-TERM INVESTMENTS (Cost $594,807,575)		749,188,418

SHORT-TERM INVESTMENTS — 1.8%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	157	157

The accompanying notes are an integral part of the financial statements.

MassMutual Equity Opportunities Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 1.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (d)	$13,685,763	$13,685,763

TOTAL SHORT-TERM INVESTMENTS (Cost $13,685,920)		13,685,920

TOTAL INVESTMENTS — 100.1% (Cost $608,493,495) (e)		762,874,338

Other Assets/(Liabilities) — (0.1)%		(1,093,040)

NET ASSETS — 100.0%		$761,781,298

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $1,641,759 or 0.22% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $2,304 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $13,685,763. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $13,959,549.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	81.3%
Ireland	7.7%
Switzerland	4.1%
United Kingdom	3.1%
France	1.8%
Germany	0.3%
Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Growth Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 98.4%
COMMON STOCK — 98.4%
Basic Materials — 0.7%
Chemicals — 0.7%
Celanese Corp.	2,370	$357,017
Communications — 11.5%
Internet — 9.8%
CDW Corp./DE	5,147	936,857
Etsy, Inc. (a)	5,479	1,139,413
Expedia Group, Inc. (a)	2,000	327,800
Match Group, Inc. (a)	7,126	1,118,711
Palo Alto Networks, Inc. (a)	1,520	728,080
Roku, Inc. (a)	1,575	493,526
Zendesk, Inc. (a)	5,890	685,537
		5,429,924
Telecommunications — 1.7%
Juniper Networks, Inc.	13,640	375,373
Nice Ltd. Sponsored ADR (a) (b)	1,960	556,718
		932,091
		6,362,015
Consumer, Cyclical — 15.6%
Apparel — 0.9%
Tapestry, Inc.	13,320	493,106
Distribution & Wholesale — 1.0%
Copart, Inc. (a)	3,930	545,170
Entertainment — 3.3%
DraftKings, Inc. Class A (a) (b)	17,031	820,213
Live Nation Entertainment, Inc. (a)	6,250	569,562
Vail Resorts, Inc. (a)	1,260	420,903
		1,810,678
Lodging — 1.7%
Hilton Worldwide Holdings, Inc. (a)	7,182	948,814
Retail — 8.7%
Burlington Stores, Inc. (a)	2,123	602,019
Chipotle Mexican Grill, Inc. (a)	379	688,840
Freshpet, Inc. (a)	4,673	666,791
Lululemon Athletica, Inc. (a)	1,970	797,259
Ross Stores, Inc.	4,360	474,586
Ulta Beauty, Inc. (a)	1,430	516,116
Williams-Sonoma, Inc.	2,440	432,685
Wingstop, Inc.	3,997	655,228
		4,833,524
		8,631,292
Consumer, Non-cyclical — 28.7%
Biotechnology — 5.5%
Ascendis Pharma A/S ADR (a)	3,670	584,961

	Number of Shares	Value
BioMarin Pharmaceutical, Inc. (a)	4,940	$381,813
Rocket Pharmaceuticals, Inc. (a)	4,460	133,309
Seagen, Inc. (a)	11,378	1,931,985
		3,032,068
Commercial Services — 11.7%
Chegg, Inc. (a)	9,873	671,561
FleetCor Technologies, Inc. (a)	1,450	378,841
Gartner, Inc. (a)	2,812	854,511
Global Payments, Inc.	3,130	493,225
MarketAxess Holdings, Inc.	1,962	825,394
Repay Holdings Corp. (a)	25,257	581,669
Shift4 Payments, Inc. Class A (a)	10,381	804,735
TransUnion	16,473	1,850,083
		6,460,019
Health Care – Products — 5.7%
ABIOMED, Inc. (a)	1,741	566,730
Avantor, Inc. (a)	8,080	330,472
The Cooper Cos., Inc.	885	365,779
IDEXX Laboratories, Inc. (a)	553	343,911
Insulet Corp. (a)	1,610	457,610
Omnicell, Inc. (a)	7,355	1,091,703
		3,156,205
Health Care – Services — 5.1%
ICON PLC (a)	8,055	2,110,571
Oak Street Health, Inc. (a) (b)	8,090	344,068
Quest Diagnostics, Inc.	2,570	373,447
		2,828,086
Pharmaceuticals — 0.7%
DexCom, Inc. (a)	690	377,333
		15,853,711
Energy — 0.9%
Oil & Gas — 0.9%
Devon Energy Corp.	13,830	491,104
Financial — 5.7%
Diversified Financial Services — 3.7%
Hamilton Lane, Inc. Class A	12,364	1,048,714
LPL Financial Holdings, Inc.	3,530	553,363
Synchrony Financial	9,220	450,674
		2,052,751
Insurance — 1.2%
Arthur J Gallagher & Co.	4,350	646,627
Real Estate Investment Trusts (REITS) — 0.8%
Essex Property Trust, Inc.	1,470	470,018
		3,169,396
Industrial — 10.9%
Aerospace & Defense — 3.0%
Hexcel Corp. (a)	12,705	754,550

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Teledyne Technologies, Inc. (a)	800	$343,664
TransDigm Group, Inc. (a)	864	539,628
		1,637,842
Building Materials — 2.6%
The AZEK Co., Inc (a)	7,970	291,144
Fortune Brands Home & Security, Inc.	12,558	1,122,937
		1,414,081
Electrical Components & Equipment — 0.7%
AMETEK, Inc.	3,200	396,832
Environmental Controls — 0.7%
Waste Connections, Inc.	3,030	381,568
Machinery – Construction & Mining — 1.6%
BWX Technologies, Inc.	16,957	913,304
Machinery – Diversified — 1.6%
IDEX Corp.	1,780	368,371
Rockwell Automation, Inc.	1,835	539,563
		907,934
Miscellaneous - Manufacturing — 0.7%
Trane Technologies PLC	2,240	386,736
		6,038,297
Technology — 24.4%
Computers — 4.4%
Cognizant Technology Solutions Corp. Class A	4,070	302,035
Fortinet, Inc. (a)	2,700	788,508
Varonis Systems, Inc. (a)	17,172	1,044,916
Western Digital Corp. (a)	5,290	298,568
		2,434,027
Semiconductors — 6.7%
KLA Corp.	3,876	1,296,561
Microchip Technology, Inc.	3,400	521,866
ON Semiconductor Corp. (a)	6,010	275,078
Skyworks Solutions, Inc.	4,611	759,800
Teradyne, Inc.	3,180	347,161
Xilinx, Inc.	3,250	490,717
		3,691,183
Software — 13.3%
Avalara, Inc. (a)	6,538	1,142,646
Ceridian HCM Holding, Inc. (a)	600	67,572
Digital Turbine, Inc. (a) (b)	12,449	855,869
Guidewire Software, Inc. (a)	5,805	690,040
HubSpot, Inc. (a)	835	564,535
Lightspeed Commerce, Inc. (a) (b)	4,570	440,685
MSCI, Inc.	840	511,006
Nutanix, Inc. Class A (a)	12,850	484,445
RingCentral, Inc. Class A (a)	1,310	284,925
Splunk, Inc. (a)	3,170	458,731

	Number of Shares	Value
Take-Two Interactive Software, Inc. (a)	2,230	$343,576
Twilio, Inc. Class A (a)	1,385	441,884
ZoomInfo Technologies, Inc. Class A (a)	18,101	1,107,600
		7,393,514
		13,518,724

TOTAL COMMON STOCK (Cost $46,500,424)		54,421,556

TOTAL EQUITIES (Cost $46,500,424)		54,421,556

MUTUAL FUNDS — 0.8%
Diversified Financial Services — 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	445,614	445,614

TOTAL MUTUAL FUNDS (Cost $445,614)		445,614

TOTAL LONG-TERM INVESTMENTS (Cost $46,946,038)		54,867,170
	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (d)	$860,696	860,696

TOTAL SHORT-TERM INVESTMENTS (Cost $860,696)		860,696

TOTAL INVESTMENTS — 100.7% (Cost $47,806,734) (e)		55,727,866

Other Assets/(Liabilities) — (0.7)%		(396,613)

NET ASSETS — 100.0%		$55,331,253

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Growth Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $2,946,692 or 5.33% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $2,562,627 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $860,696. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $878,074.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 98.8%
COMMON STOCK — 98.4%
Basic Materials — 0.2%
Chemicals — 0.2%
Linde PLC	20,705	$6,074,433
The Sherwin-Williams Co.	3,154	882,268
		6,956,701
Communications — 35.8%
Internet — 32.6%
Alibaba Group Holding Ltd. Sponsored ADR (a)	453,550	67,148,077
Alphabet, Inc. Class A (a)	44,215	118,209,687
Alphabet, Inc. Class C (a)	94,940	253,044,531
Amazon.com, Inc. (a)	116,801	383,695,957
Booking Holdings, Inc. (a)	5,434	12,899,610
Coupang, Inc. (a)	146,648	4,084,147
Delivery Hero SE (a) (b)	28,090	3,597,069
DoorDash, Inc., Class A (a)	102,919	21,199,256
Facebook, Inc. Class A (a)	889,991	302,054,045
Netflix, Inc. (a)	80,505	49,135,422
Pinterest, Inc. Class A (a)	343,481	17,500,357
Roku, Inc. (a)	9,806	3,072,710
Sea Ltd. ADR (a)	189,675	60,455,113
Shopify, Inc. Class A (a)	12,344	16,735,748
Snap, Inc. Class A (a)	698,306	51,583,864
Spotify Technology SA (a)	34,034	7,669,222
Tencent Holdings Ltd.	403,500	23,658,907
		1,395,743,722
Media — 2.3%
FactSet Research Systems, Inc.	73,749	29,114,630
The Walt Disney Co. (a)	421,372	71,283,502
		100,398,132
Telecommunications — 0.9%
Cisco Systems, Inc.	617,546	33,613,029
T-Mobile US, Inc. (a)	42,460	5,424,689
		39,037,718
		1,535,179,572
Consumer, Cyclical — 5.2%
Apparel — 0.5%
NIKE, Inc. Class B	130,371	18,933,780
Distribution & Wholesale — 0.1%
Copart, Inc. (a)	43,076	5,975,503
Retail — 4.6%
Carvana Co. (a) (c)	103,882	31,324,578
Chipotle Mexican Grill, Inc. (a)	10,712	19,469,274

	Number of Shares	Value
Dollar General Corp.	73,874	$15,671,630
Lululemon Athletica, Inc. (a)	50,833	20,572,115
Ross Stores, Inc.	165,708	18,037,316
Starbucks Corp.	471,862	52,051,097
The TJX Cos., Inc.	49,877	3,290,885
Yum China Holdings, Inc.	248,985	14,468,518
Yum! Brands, Inc.	195,634	23,927,995
		198,813,408
		223,722,691
Consumer, Non-cyclical — 17.5%
Beverages — 1.4%
Monster Beverage Corp. (a)	650,256	57,762,240
Biotechnology — 3.2%
Exact Sciences Corp. (a)	1,153	110,054
Illumina, Inc. (a)	104,770	42,495,760
Regeneron Pharmaceuticals, Inc. (a)	82,989	50,223,283
Vertex Pharmaceuticals, Inc. (a)	239,552	43,452,338
		136,281,435
Commercial Services — 3.8%
Affirm Holdings, Inc. (a) (c)	115,672	13,780,005
Ant International Co. Ltd., Class C (Acquired 6/07/18, Cost $3,358,253) (a) (d) (e) (f)	598,619	3,226,556
Automatic Data Processing, Inc.	66,770	13,348,659
Cintas Corp.	6,306	2,400,442
CoStar Group, Inc. (a)	123,060	10,590,544
Equifax, Inc.	11,573	2,932,830
Global Payments, Inc.	128,704	20,281,176
PayPal Holdings, Inc. (a)	205,996	53,602,219
S&P Global, Inc.	37,670	16,005,606
Square, Inc. Class A (a)	90,082	21,605,267
Toast, Inc., Class A (a)	9,938	496,403
TransUnion	31,757	3,566,629
		161,836,336
Cosmetics & Personal Care — 0.5%
Colgate-Palmolive Co.	291,217	22,010,181
Health Care – Products — 3.2%
Align Technology, Inc. (a)	6,185	4,115,685
Danaher Corp.	93,258	28,391,465
Intuitive Surgical, Inc. (a)	67,998	67,600,212
Stryker Corp.	70,022	18,466,202
Teleflex, Inc.	16,320	6,145,296
Thermo Fisher Scientific, Inc.	24,750	14,140,417
		138,859,277
Health Care – Services — 1.6%
HCA Healthcare, Inc.	84,672	20,551,588
Humana, Inc.	17,708	6,891,068

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
UnitedHealth Group, Inc.	102,217	$39,940,271
		67,382,927
Pharmaceuticals — 3.8%
AstraZeneca PLC Sponsored ADR	93,854	5,636,871
Dentsply Sirona, Inc.	95,848	5,563,976
Eli Lilly & Co.	106,730	24,659,967
Novartis AG Sponsored ADR	615,020	50,296,336
Novo Nordisk A/S Sponsored ADR	199,325	19,137,193
Roche Holding AG Sponsored ADR	1,000,522	45,493,735
Zoetis, Inc.	71,348	13,851,501
		164,639,579
		748,771,975
Energy — 0.6%
Oil & Gas Services — 0.6%
Schlumberger NV	920,467	27,282,642
Financial — 6.8%
Banks — 0.6%
The Goldman Sachs Group, Inc.	67,367	25,466,747
Diversified Financial Services — 6.0%
The Charles Schwab Corp.	151,507	11,035,770
Mastercard, Inc. Class A	137,251	47,719,428
SEI Investments Co.	419,538	24,878,603
Visa, Inc. Class A	773,853	172,375,756
		256,009,557
Insurance — 0.2%
Chubb Ltd.	37,176	6,449,292
Marsh & McLennan Cos., Inc.	26,692	4,041,970
		10,491,262
		291,967,566
Industrial — 4.1%
Aerospace & Defense — 1.8%
The Boeing Co. (a)	349,519	76,873,209
Electronics — 0.1%
TE Connectivity Ltd.	30,254	4,151,454
Machinery – Diversified — 1.1%
Deere & Co.	148,922	49,899,294
Miscellaneous - Manufacturing — 0.2%
General Electric Co.	69,086	7,117,931
Transportation — 0.9%
Expeditors International of Washington, Inc.	334,223	39,815,986
		177,857,874
Technology — 28.2%
Computers — 3.1%
Apple, Inc.	810,554	114,693,391
Crowdstrike Holdings, Inc. Class A (a)	11,833	2,908,315

	Number of Shares	Value
Fortinet, Inc. (a)	48,338	$14,116,629
		131,718,335
Semiconductors — 6.5%
Advanced Micro Devices, Inc. (a)	213,445	21,963,490
ASML Holding NV	28,294	21,082,142
Marvell Technology, Inc.	160,810	9,698,451
Monolithic Power Systems, Inc.	16,860	8,171,705
NVIDIA Corp.	794,243	164,535,380
QUALCOMM, Inc.	259,201	33,431,745
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	71,851	8,022,164
Texas Instruments, Inc.	66,074	12,700,084
		279,605,161
Software — 18.6%
Atlassian Corp. PLC Class A (a)	29,544	11,564,112
Autodesk, Inc. (a)	286,572	81,721,737
Bill.com Holdings, Inc. (a)	35,252	9,410,521
Canva, Inc. (Acquired 8/16/21, Cost $676,552) (a) (d) (e) (f)	397	676,552
Cerner Corp.	221,124	15,593,665
Coupa Software, Inc. (a)	21,116	4,628,205
Datadog, Inc. Class A (a)	39,143	5,532,863
DocuSign, Inc. (a)	50,604	13,026,988
Fidelity National Information Services, Inc.	42,453	5,165,681
Fiserv, Inc. (a)	176,771	19,179,654
Intuit, Inc.	92,273	49,782,206
Microsoft Corp.	850,691	239,826,807
MongoDB, Inc. (a)	32,906	15,515,508
MSCI, Inc.	5,094	3,098,884
Oracle Corp.	975,375	84,984,424
Paycom Software, Inc. (a)	4,545	2,253,184
Roper Technologies, Inc.	23,042	10,279,727
salesforce.com, Inc. (a)	309,850	84,037,517
ServiceNow, Inc. (a)	93,583	58,233,893
Snowflake, Inc. Class A (a)	14,711	4,449,048
Synopsys, Inc. (a)	74,456	22,292,871
Twilio, Inc. Class A (a)	11,856	3,782,657
Veeva Systems, Inc. Class A (a)	27,322	7,873,381
Workday, Inc. Class A (a)	104,742	26,173,978
Zoom Video Communications, Inc. Class A (a)	69,617	18,204,846
		797,288,909
		1,208,612,405

TOTAL COMMON STOCK (Cost $2,250,054,470)		4,220,351,426

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.4%
Consumer, Cyclical — 0.3%
Auto Manufacturers — 0.3%
Rivian Automotive, Inc., Series F (Acquired 1/19/21, Cost $5,922,532) (a) (d) (e) (f)	160,720	$11,415,942
Technology — 0.1%
Software — 0.1%
Databricks, Inc., Series G (Acquired 2/01/21, Cost $815,183) (a) (d) (e) (f)	4,596	1,013,199
Databricks, Inc., Series H (Acquired 8/31/21, Cost $2,202,319) (a) (d) (e) (f)	9,990	2,202,319
Gusto, Inc., Series E (Acquired 7/13/21, Cost $1,117,484) (a) (d) (e) (f)	36,765	1,117,484
		4,333,002

TOTAL PREFERRED STOCK (Cost $10,057,518)		15,748,944

TOTAL EQUITIES (Cost $2,260,111,988)		4,236,100,370
	Principal Amount
BONDS & NOTES — 0.2%
CORPORATE DEBT — 0.2%
Consumer, Cyclical — 0.2%
Auto Manufacturers — 0.2%
Rivian Automotive, Inc., Promissory Note (Acquired 7/23/21, Cost $6,956,412) (a) (d) (e) (f)	$6,956,412	6,956,412

TOTAL CORPORATE DEBT (Cost $6,956,412)		6,956,412

TOTAL BONDS & NOTES (Cost $6,956,412)		6,956,412

TOTAL LONG-TERM INVESTMENTS (Cost $2,267,068,400)		4,243,056,782

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 0.5%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	100	$100
	Principal Amount
Repurchase Agreement — 0.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (g)	$22,419,942	22,419,942

TOTAL SHORT-TERM INVESTMENTS (Cost $22,420,042)		22,420,042

TOTAL INVESTMENTS — 99.5% (Cost $2,289,488,442) (h)		4,265,476,824

Other Assets/(Liabilities) — 0.5%		22,617,236

NET ASSETS — 100.0%		$4,288,094,060

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $3,597,069 or 0.08% of net assets.

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $14,641,119 or 0.34% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $14,949,749 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	Investment was valued using significant unobservable inputs.
(e)

Restricted security. Certain securities are restricted as to resale. At September 30, 2021, these securities amounted to a value of $26,608,464 or 0.62% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $26,608,464 or 0.62% of net assets.

(g)

Maturity value of $22,419,942. Collateralized by U.S. Government Agency obligations with rates ranging from 2.375% - 0.500%, maturity dates ranging from 5/15/27 - 6/30/27, and an aggregate market value, including accrued interest, of $22,868,502.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Opportunities Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 98.5%
COMMON STOCK — 98.5%
Communications — 35.4%
Internet — 31.9%
Airbnb, Inc. Class A (a)	53,637	$8,997,607
Amazon.com, Inc. (a)	7,638	25,091,135
DoorDash, Inc., Class A (a)	34,193	7,043,074
Facebook, Inc. Class A (a)	30,929	10,496,993
Fiverr International Ltd. (a) (b)	16,891	3,085,648
Match Group, Inc. (a)	122,724	19,266,441
Netflix, Inc. (a)	43,626	26,626,693
Sea Ltd. ADR (a)	86,027	27,419,386
Shopify, Inc. Class A (a)	4,319	5,855,614
Uber Technologies, Inc. (a)	490,817	21,988,602
Wix.com Ltd. (a)	24,041	4,711,315
Zillow Group, Inc. Class C (a) (b)	44,466	3,919,233
		164,501,741
Media — 3.5%
Charter Communications, Inc. Class A (a) (b)	24,620	17,912,527
		182,414,268
Consumer, Cyclical — 4.7%
Apparel — 1.6%
NIKE, Inc. Class B	54,791	7,957,297
Entertainment — 1.1%
Warner Music Group Corp. Class A	135,457	5,789,432
Retail — 2.0%
Carvana Co. (a) (b)	12,481	3,763,521
Floor & Decor Holdings, Inc. Class A (a)	53,253	6,432,430
		10,195,951
		23,942,680
Consumer, Non-cyclical — 19.9%
Commercial Services — 6.7%
CoStar Group, Inc. (a)	87,161	7,501,075
PayPal Holdings, Inc. (a)	41,814	10,880,421
Square, Inc. Class A (a)	66,025	15,835,436
		34,216,932
Health Care – Products — 8.5%
10X Genomics, Inc. Class A (a)	33,844	4,927,010
Align Technology, Inc. (a)	25,379	16,887,948
Edwards Lifesciences Corp. (a)	128,785	14,579,750
Intuitive Surgical, Inc. (a)	7,556	7,511,797
		43,906,505
Health Care – Services — 1.3%
Catalent, Inc. (a)	48,698	6,480,243

	Number of Shares	Value
Pharmaceuticals — 3.4%
DexCom, Inc. (a)	12,585	$6,882,233
Sarepta Therapeutics, Inc. (a)	56,718	5,245,281
Zoetis, Inc.	28,547	5,542,114
		17,669,628
		102,273,308
Financial — 9.3%
Diversified Financial Services — 7.8%
Mastercard, Inc. Class A	32,577	11,326,371
Visa, Inc. Class A (b)	130,514	29,071,994
		40,398,365
Private Equity — 1.5%
KKR & Co., Inc.	124,485	7,578,647
		47,977,012
Industrial — 1.2%
Environmental Controls — 1.2%
Waste Management, Inc.	41,626	6,217,259
Technology — 28.0%
Software — 28.0%
Adobe, Inc. (a)	8,487	4,886,136
Atlassian Corp. PLC Class A (a)	22,369	8,755,674
Cloudflare, Inc. Class A (a)	21,012	2,367,002
Coupa Software, Inc. (a)	25,373	5,561,254
Datadog, Inc. Class A (a)	67,794	9,582,682
Intuit, Inc.	18,399	9,926,444
Microsoft Corp.	80,465	22,684,693
Paycom Software, Inc. (a)	16,416	8,138,232
ServiceNow, Inc. (a)	41,813	26,018,976
Snowflake, Inc. Class A (a)	49,584	14,995,689
Twilio, Inc. Class A (a)	64,166	20,472,162
Veeva Systems, Inc. Class A (a)	22,746	6,554,715
Zoom Video Communications, Inc. Class A (a)	16,011	4,186,876
		144,130,535

TOTAL COMMON STOCK (Cost $295,855,289)		506,955,062

TOTAL EQUITIES (Cost $295,855,289)		506,955,062

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	4,476	$4,476

TOTAL MUTUAL FUNDS (Cost $4,476)		4,476

TOTAL LONG-TERM INVESTMENTS (Cost $295,859,765)		506,959,538
	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (d)	$5,752,493	5,752,493

TOTAL SHORT-TERM INVESTMENTS (Cost $5,752,493)		5,752,493

TOTAL INVESTMENTS — 99.6% (Cost $301,612,258) (e)		512,712,031

Other Assets/(Liabilities) — 0.4%		2,036,362

NET ASSETS — 100.0%		$514,748,393

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $36,121,557 or 7.02% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $36,867,092 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $5,752,493. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $5,867,623.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	88.9%
Cayman Islands	5.3%
United Kingdom	1.7%
Israel	1.5%
Canada	1.1%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 97.6%
COMMON STOCK — 97.6%
Basic Materials — 2.6%
Chemicals — 1.4%
Axalta Coating Systems Ltd. (a)	38,157	$1,113,803
CF Industries Holdings, Inc.	10,632	593,478
Olin Corp.	706	34,064
		1,741,345
Forest Products & Paper — 0.9%
International Paper Co.	4,481	250,578
Mondi PLC	22,088	539,885
West Fraser Timber Co. Ltd.	3,000	252,690
		1,043,153
Mining — 0.3%
Kinross Gold Corp.	62,300	333,928
		3,118,426
Communications — 6.9%
Advertising — 0.6%
The Interpublic Group of Cos., Inc.	18,605	682,246
Internet — 2.2%
eBay, Inc.	6,800	473,756
F5 Networks, Inc. (a)	2,500	496,950
IAC/InterActiveCorp (a)	3,600	469,044
NortonLifeLock, Inc.	657	16,622
Roku, Inc. (a)	44	13,787
Twitter, Inc. (a)	11,973	723,050
Wayfair, Inc. Class A (a) (b)	1,868	477,293
Zillow Group, Inc. Class C (a)	172	15,160
		2,685,662
Media — 3.5%
DISH Network Corp. Class A (a)	13,300	578,018
Fox Corp. Class A	16,100	645,771
Fox Corp. Class B	17,148	636,534
Liberty Broadband Corp. Class C (a)	5,800	1,001,660
Liberty Media Corp-Liberty SiriusXM Class C (a)	19,000	901,930
The New York Times Co. Class A	876	43,160
News Corp. Class A	13,717	322,761
		4,129,834
Telecommunications — 0.6%
Ciena Corp. (a)	5,709	293,157
Juniper Networks, Inc.	10,084	277,512
Motorola Solutions, Inc.	529	122,897
		693,566
		8,191,308

	Number of Shares	Value
Consumer, Cyclical — 11.5%
Airlines — 0.6%
Southwest Airlines Co. (a)	14,225	$731,592
Apparel — 0.7%
Columbia Sportswear Co.	199	19,072
Deckers Outdoor Corp. (a)	188	67,717
PVH Corp. (a)	2,653	272,702
Ralph Lauren Corp.	65	7,218
Tapestry, Inc.	13,342	493,921
		860,630
Auto Manufacturers — 1.3%
Cummins, Inc.	3,783	849,511
Honda Motor Co. Ltd. Sponsored ADR (a) (b)	12,440	381,535
PACCAR, Inc.	4,445	350,799
		1,581,845
Auto Parts & Equipment — 1.2%
Aptiv PLC (a)	4,824	718,632
BorgWarner, Inc.	12,844	554,989
Bridgestone Corp.	4,300	203,933
		1,477,554
Distribution & Wholesale — 0.8%
LKQ Corp. (a)	14,300	719,576
W.W. Grainger, Inc.	538	211,466
		931,042
Food Services — 0.4%
Sodexo SA (a)	4,760	416,805
Home Builders — 0.8%
NVR, Inc. (a)	100	479,408
PulteGroup, Inc.	10,802	496,028
		975,436
Home Furnishing — 0.2%
Dolby Laboratories, Inc. Class A	2,380	209,440
Tempur Sealy International, Inc.	458	21,256
		230,696
Leisure Time — 0.5%
Brunswick Corp.	2,979	283,809
Polaris, Inc.	2,506	299,868
		583,677
Retail — 4.7%
Advance Auto Parts, Inc.	3,779	789,395
Bath & Body Works, Inc.	8,562	539,663
Beacon Roofing Supply, Inc. (a)	3,220	153,787
Cracker Barrel Old Country Store, Inc.	1,488	208,082
Dick’s Sporting Goods, Inc. (b)	753	90,187
Dollar Tree, Inc. (a)	16,329	1,563,012
Kohl’s Corp.	3,704	174,421

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MSC Industrial Direct Co., Inc. Class A	7,303	$585,627
O’Reilly Automotive, Inc. (a)	1,100	672,166
Ross Stores, Inc.	3,900	424,515
Victoria’s Secret & Co. (a)	2,854	157,712
Williams-Sonoma, Inc.	1,226	217,407
		5,575,974
Textiles — 0.3%
Mohawk Industries, Inc. (a)	1,950	345,930
		13,711,181
Consumer, Non-cyclical — 17.8%
Beverages — 0.4%
Molson Coors Beverage Co. Class B	11,800	547,284
Biotechnology — 0.4%
Incyte Corp. (a)	1,815	124,836
Novavax, Inc. (a)	90	18,658
United Therapeutics Corp. (a)	1,600	295,328
		438,822
Commercial Services — 1.4%
Euronet Worldwide, Inc. (a)	4,824	613,999
FleetCor Technologies, Inc. (a)	2,500	653,175
Gartner, Inc. (a)	77	23,399
ManpowerGroup, Inc.	2,187	236,808
Morningstar, Inc.	84	21,758
Robert Half International, Inc.	918	92,103
		1,641,242
Food — 4.4%
Conagra Brands, Inc.	22,977	778,231
General Mills, Inc.	4,682	280,077
Ingredion, Inc.	356	31,688
The J.M. Smucker Co.	2,593	311,238
Kellogg Co.	4,393	280,801
Koninklijke Ahold Delhaize NV	20,172	668,768
The Kraft Heinz Co.	17,300	636,986
Orkla ASA	33,043	302,817
Post Holdings, Inc. (a)	9,500	1,046,520
Sysco Corp.	3,299	258,971
Tyson Foods, Inc. Class A	8,831	697,119
		5,293,216
Health Care – Products — 3.1%
Baxter International, Inc.	255	20,510
Bruker Corp.	173	13,511
Envista Holdings Corp. (a)	6,329	264,615
Henry Schein, Inc. (a)	8,686	661,526
Hill-Rom Holdings, Inc.	2,247	337,050
Hologic, Inc. (a)	9,049	667,907
ICU Medical, Inc. (a)	106	24,738

	Number of Shares	Value
Koninklijke Philips NV (b)	7,089	$315,035
ResMed, Inc.	367	96,723
Zimmer Biomet Holdings, Inc.	8,665	1,268,209
		3,669,824
Health Care – Services — 2.6%
Centene Corp. (a)	18,451	1,149,682
Laboratory Corp. of America Holdings (a)	2,300	647,312
Quest Diagnostics, Inc.	4,640	674,238
Universal Health Services, Inc. Class B	5,099	705,549
		3,176,781
Household Products & Wares — 0.9%
Avery Dennison Corp.	68	14,090
The Clorox Co.	1,613	267,129
Kimberly-Clark Corp.	3,050	403,942
Reynolds Consumer Products, Inc.	8,800	240,592
Spectrum Brands Holdings, Inc.	1,586	151,733
		1,077,486
Pharmaceuticals — 4.6%
AmerisourceBergen Corp.	7,500	895,875
Bausch Health Cos., Inc. (a)	10,700	297,995
Becton Dickinson and Co.	1,686	414,453
Cardinal Health, Inc.	12,174	602,126
Herbalife Nutrition Ltd. (a)	355	15,045
Jazz Pharmaceuticals PLC (a)	2,946	383,599
McKesson Corp.	6,396	1,275,234
Organon & Co.	19,000	623,010
Perrigo Co. PLC	6,900	326,577
Viatris, Inc.	47,500	643,625
		5,477,539
		21,322,194
Energy — 4.5%
Oil & Gas — 2.9%
APA Corp.	14,261	305,613
ConocoPhillips	11,506	779,762
Devon Energy Corp.	24,561	872,161
EQT Corp. (a)	14,600	298,716
HollyFrontier Corp.	15,900	526,767
Marathon Oil Corp.	29,759	406,805
Pioneer Natural Resources Co.	1,592	265,084
		3,454,908
Oil & Gas Services — 0.6%
Baker Hughes Co.	28,578	706,734
Pipelines — 1.0%
Targa Resources Corp.	8,395	413,118

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
The Williams Cos., Inc.	32,000	$830,080
		1,243,198
		5,404,840
Financial — 25.7%
Banks — 6.0%
The Bank of New York Mellon Corp.	20,059	1,039,859
CIT Group, Inc.	11,200	581,840
Comerica, Inc.	4,250	342,125
Commerce Bancshares, Inc.	1,068	74,418
Eastern Bankshares, Inc.	2,515	51,054
First Hawaiian, Inc.	11,300	331,655
First Horizon Corp.	2,907	47,355
KeyCorp.	33,807	730,907
M&T Bank Corp.	3,096	462,357
Northern Trust Corp.	8,260	890,511
Prosperity Bancshares, Inc.	4,270	303,725
State Street Corp.	10,990	931,073
Synovus Financial Corp.	5,523	242,404
Truist Financial Corp.	12,223	716,879
Umpqua Holdings Corp.	8,312	168,318
Webster Financial Corp.	478	26,032
Westamerica Bancorp.	4,195	236,011
Wintrust Financial Corp.	301	24,191
		7,200,714
Diversified Financial Services — 3.3%
AerCap Holdings NV (a)	8,500	491,385
Affiliated Managers Group, Inc.	1,872	282,841
Ally Financial, Inc.	11,500	587,075
Ameriprise Financial, Inc.	1,599	422,328
Cboe Global Markets, Inc.	3,600	445,896
Discover Financial Services	5,091	625,429
Janus Henderson Group PLC	907	37,486
LPL Financial Holdings, Inc.	194	30,411
Raymond James Financial, Inc.	7,085	653,758
T. Rowe Price Group, Inc.	1,895	372,747
		3,949,356
Insurance — 8.9%
Aflac, Inc.	12,516	652,459
Alleghany Corp. (a)	1,500	936,615
The Allstate Corp.	8,171	1,040,250
American International Group, Inc.	7,900	433,631
Arch Capital Group Ltd. (a)	26,300	1,004,134
Arthur J Gallagher & Co.	1,070	159,056
Chubb Ltd.	5,541	961,253
Equitable Holdings, Inc.	11,200	331,968
Fidelity National Financial, Inc.	21,300	965,742
First American Financial Corp.	2,324	155,824
The Hanover Insurance Group, Inc.	140	18,147

	Number of Shares	Value
The Hartford Financial Services Group, Inc.	10,556	$741,559
Loews Corp.	16,100	868,273
Markel Corp. (a)	700	836,591
Old Republic International Corp.	14,000	323,820
Reinsurance Group of America, Inc.	9,207	1,024,371
Unum Group	7,341	183,965
		10,637,658
Private Equity — 0.6%
KKR & Co., Inc.	10,791	656,956
Real Estate — 0.9%
Jones Lang LaSalle, Inc. (a)	4,554	1,129,802
Real Estate Investment Trusts (REITS) — 5.8%
Annaly Capital Management, Inc.	72,100	607,082
Apartment Income REIT Corp.	2,111	103,038
Duke Realty Corp.	12,397	593,444
Equinix, Inc.	399	315,262
Essex Property Trust, Inc.	1,167	373,137
Gaming and Leisure Properties, Inc.	8,600	398,352
Healthcare Trust of America, Inc. Class A	16,127	478,327
Healthpeak Properties, Inc.	16,136	540,233
JBG SMITH Properties	25,929	767,758
Kilroy Realty Corp.	4,388	290,529
Kimco Realty Corp.	29,222	606,357
MGM Growth Properties LLC Class A	10,041	384,570
Regency Centers Corp.	9,879	665,153
Weyerhaeuser Co.	24,011	854,071
		6,977,313
Savings & Loans — 0.2%
Capitol Federal Financial, Inc.	15,292	175,705
		30,727,504
Industrial — 13.5%
Aerospace & Defense — 1.4%
BAE Systems PLC	58,626	443,121
General Dynamics Corp.	3,077	603,184
Teledyne Technologies, Inc. (a)	1,330	571,342
		1,617,647
Building Materials — 1.3%
Fortune Brands Home & Security, Inc.	6,261	559,859
Johnson Controls International PLC	264	17,973
Lennox International, Inc.	1,809	532,153
Owens Corning	5,180	442,890
		1,552,875
Electrical Components & Equipment — 0.6%
ChargePoint Holdings, Inc. (a)	727	14,533

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Emerson Electric Co.	7,287	$686,435
		700,968
Electronics — 3.3%
Flex Ltd. (a)	27,300	482,664
Garmin Ltd.	4,311	670,188
Hubbell, Inc.	1,719	310,572
Mettler-Toledo International, Inc. (a)	13	17,906
nVent Electric PLC	25,212	815,104
SYNNEX Corp.	773	80,469
TE Connectivity Ltd.	715	98,112
Trimble, Inc. (a)	7,933	652,489
Vontier Corp.	23,700	796,320
		3,923,824
Environmental Controls — 0.9%
Clean Harbors, Inc. (a)	1,945	202,027
Pentair PLC	8,213	596,510
Republic Services, Inc.	2,662	319,600
		1,118,137
Hand & Machine Tools — 0.3%
Snap-on, Inc.	2,011	420,199
Machinery – Construction & Mining — 0.5%
Oshkosh Corp.	5,839	597,738
Machinery – Diversified — 0.1%
Cognex Corp.	248	19,895
Crane Co.	776	73,572
IMI PLC	3,632	80,930
		174,397
Miscellaneous - Manufacturing — 1.1%
A.O. Smith Corp.	703	42,932
Axon Enterprise, Inc. (a)	95	16,627
Textron, Inc.	9,022	629,826
Trane Technologies PLC	3,726	643,294
		1,332,679
Packaging & Containers — 3.1%
Amcor PLC	14,397	166,861
Berry Global Group, Inc. (a)	6,600	401,808
Graphic Packaging Holding Co.	35,737	680,432
Packaging Corp. of America	2,415	331,918
Sealed Air Corp.	13,000	712,270
Sonoco Products Co.	12,377	737,422
WestRock Co.	12,681	631,894
		3,662,605
Shipbuilding — 0.5%
Huntington Ingalls Industries, Inc.	3,100	598,486
Transportation — 0.4%
Heartland Express, Inc.	16,793	269,024

	Number of Shares	Value
Ryder System, Inc.	1,979	$163,683
		432,707
		16,132,262
Technology — 6.1%
Computers — 1.7%
Amdocs Ltd.	3,353	253,856
Fortinet, Inc. (a)	76	22,195
HP, Inc.	40,304	1,102,717
KBR, Inc.	5,000	197,000
Lumentum Holdings, Inc. (a)	2,805	234,330
NCR Corp. (a)	7,700	298,452
		2,108,550
Semiconductors — 0.7%
Cirrus Logic, Inc. (a)	2,182	179,688
Qorvo, Inc. (a)	3,698	618,268
		797,956
Software — 3.7%
Cadence Design Systems, Inc. (a)	148	22,413
CDK Global, Inc.	24,415	1,038,858
Cerner Corp.	19,627	1,384,096
Concentrix Corp. (a)	612	108,324
DocuSign, Inc. (a)	61	15,703
Dropbox, Inc. Class A (a)	736	21,506
HubSpot, Inc. (a)	30	20,283
Manhattan Associates, Inc. (a)	229	35,044
Open Text Corp.	8,096	394,599
SS&C Technologies Holdings, Inc	8,900	617,660
Synopsys, Inc. (a)	2,152	644,330
Take-Two Interactive Software, Inc. (a)	681	104,922
Teradata Corp. (a)	409	23,456
		4,431,194
		7,337,700
Utilities — 9.0%
Electric — 6.9%
CenterPoint Energy, Inc.	30,400	747,840
Edison International	12,598	698,811
Evergy, Inc.	17,514	1,089,371
Eversource Energy	11,312	924,869
NorthWestern Corp.	10,046	575,636
OGE Energy Corp.	29,900	985,504
Pinnacle West Capital Corp.	10,615	768,101
Vistra Corp.	57,800	988,380
WEC Energy Group, Inc.	7,420	654,444
Xcel Energy, Inc.	12,952	809,500
		8,242,456

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Gas — 2.1%
Atmos Energy Corp.	3,464	$305,525
NiSource, Inc.	46,200	1,119,426
Spire, Inc.	4,386	268,335
UGI Corp.	18,300	779,946
		2,473,232
		10,715,688

TOTAL COMMON STOCK (Cost $110,911,537)		116,661,103

TOTAL EQUITIES (Cost $110,911,537)		116,661,103

MUTUAL FUNDS — 0.2%
Diversified Financial Services — 0.2%
iShares Russell Mid-Cap Value ETF	1,213	137,372
State Street Navigator Securities Lending Government Money Market Portfolio (c)	89,959	89,959

TOTAL MUTUAL FUNDS (Cost $231,898)		227,331

TOTAL LONG-TERM INVESTMENTS (Cost $111,143,435)		116,888,434

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (d)	$941,039	$941,039

TOTAL SHORT-TERM INVESTMENTS (Cost $941,039)		941,039

TOTAL INVESTMENTS — 98.6% (Cost $112,084,474) (e)		117,829,473

Other Assets/(Liabilities) — 1.4%		1,615,444

NET ASSETS — 100.0%		$119,444,917

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $1,269,882 or 1.06% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,208,790 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $941,039. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $959,900.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.	12/30/21	JPY	1,558,723	USD	14,063	$(44)
Bank of America N.A.	12/30/21	USD	536,226	JPY	58,762,040	7,750
Credit Suisse International	12/31/21	USD	1,237,230	EUR	1,052,433	15,715
JP Morgan Chase Bank N.A.	12/31/21	GBP	22,795	USD	31,244	(523)
JP Morgan Chase Bank N.A.	12/31/21	USD	957,265	GBP	701,137	12,328
UBS AG	12/30/21	USD	252,783	NOK	2,183,448	3,195
						$38,421

Currency Legend

EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 97.8%
COMMON STOCK — 97.8%
Basic Materials — 6.9%
Chemicals — 4.2%
Axalta Coating Systems Ltd. (a)	11,281	$329,293
Element Solutions, Inc.	29,205	633,165
H.B. Fuller Co.	4,421	285,420
Orion Engineered Carbons SA (a)	22,153	403,849
Rogers Corp. (a)	4,066	758,228
Stepan Co.	1,728	195,160
		2,605,115
Forest Products & Paper — 0.8%
Neenah, Inc.	10,348	482,320
Iron & Steel — 1.2%
Allegheny Technologies, Inc. (a)	47,319	786,915
Mining — 0.7%
Ferroglobe PLC (a)	48,889	425,334
Ferroglobe Representation & Warranty Insurance Trust (b) (c)	234,800	—
		425,334
		4,299,684
Communications — 2.2%
Internet — 0.1%
Cargurus, Inc. (a)	800	25,128
Media — 0.1%
WideOpenWest, Inc. (a)	3,600	70,740
Telecommunications — 2.0%
Ciena Corp. (a)	10,727	550,831
Infinera Corp. (a)	84,099	699,704
		1,250,535
		1,346,403
Consumer, Cyclical — 9.9%
Apparel — 0.8%
Kontoor Brands, Inc.	9,476	473,326
Auto Parts & Equipment — 4.8%
Adient PLC (a)	26,144	1,083,669
American Axle & Manufacturing Holdings, Inc. (a)	75,985	669,428
Gentherm, Inc. (a)	11,951	967,194
Visteon Corp. (a)	3,211	303,086
		3,023,377
Food Services — 0.9%
Aramark	16,211	532,694
Home Builders — 0.6%
TRI Pointe Group, Inc. (a)	18,772	394,587

	Number of Shares	Value
Home Furnishing — 1.0%
Whirlpool Corp.	3,050	$621,773
Lodging — 0.6%
Wyndham Hotels & Resorts, Inc.	4,721	364,414
Office Furnishings — 0.8%
Interface, Inc.	31,668	479,770
Textiles — 0.4%
UniFirst Corp.	1,327	282,147
		6,172,088
Consumer, Non-cyclical — 14.5%
Agriculture — 1.8%
Darling Ingredients, Inc. (a)	15,692	1,128,255
Beverages — 0.5%
C&C Group PLC (a)	85,414	268,360
Commercial Services — 3.7%
AMN Healthcare Services, Inc. (a)	460	52,785
BrightView Holdings, Inc. (a)	20,013	295,392
CBIZ, Inc. (a)	15,096	488,205
Forrester Research, Inc. (a)	4,575	225,364
Huron Consulting Group, Inc. (a)	9,876	513,552
ICF International, Inc.	4,373	390,465
Monro, Inc.	5,985	344,197
		2,309,960
Food — 2.6%
Cranswick PLC	7,143	341,519
Hostess Brands, Inc. (a)	24,821	431,141
Post Holdings, Inc. (a)	3,526	388,424
SunOpta, Inc. (a)	52,804	471,540
		1,632,624
Health Care – Products — 1.8%
Apria, Inc. (a)	2,855	106,063
Haemonetics Corp. (a)	3,855	272,124
Invacare Corp. (a)	15,672	74,599
Lantheus Holdings, Inc. (a)	25,576	656,792
		1,109,578
Health Care – Services — 1.6%
Encompass Health Corp.	7,180	538,787
MEDNAX, Inc. (a)	6,776	192,642
Syneos Health, Inc. (a)	2,986	261,215
		992,644
Household Products & Wares — 1.9%
ACCO Brands Corp.	42,982	369,215
Spectrum Brands Holdings, Inc.	8,414	804,968
		1,174,183

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 0.6%
Owens & Minor, Inc.	12,433	$389,029
		9,004,633
Energy — 1.3%
Oil & Gas — 1.0%
Chesapeake Energy Corp.	4,291	264,283
Magnolia Oil & Gas Corp. Class A (d)	18,889	336,035
		600,318
Oil & Gas Services — 0.3%
NOW, Inc. (a)	28,504	218,056
		818,374
Financial — 25.1%
Banks — 11.9%
1st Source Corp.	4,836	228,453
Atlantic Union Bankshares Corp.	8,613	317,389
BancorpSouth Bank	9,649	287,347
Eastern Bankshares, Inc.	15,139	307,322
First Citizens BancShares, Inc. Class A	345	290,894
First Midwest Bancorp, Inc.	14,739	280,188
Great Western Bancorp, Inc.	10,410	340,823
Hancock Whitney Corp.	10,493	494,430
International Bancshares Corp.	10,028	417,566
OFG Bancorp	38,014	958,713
Prosperity Bancshares, Inc.	10,100	718,413
Synovus Financial Corp.	10,703	469,755
Texas Capital Bancshares, Inc. (a)	17,200	1,032,344
Umpqua Holdings Corp.	44,136	893,754
Webster Financial Corp.	6,885	374,957
		7,412,348
Insurance — 7.3%
Alleghany Corp. (a)	982	613,171
Argo Group International Holdings Ltd.	4,496	234,781
Assured Guaranty Ltd.	6,719	314,516
Kemper Corp.	7,812	521,763
MGIC Investment Corp.	67,435	1,008,828
NMI Holdings, Inc. Class A (a)	13,402	303,019
ProAssurance Corp.	12,341	293,469
Reinsurance Group of America, Inc.	3,037	337,897
SiriusPoint Ltd. (a)	34,598	320,377
White Mountains Insurance Group Ltd.	570	609,678
		4,557,499
Real Estate — 0.7%
Alexander & Baldwin, Inc.	18,890	442,782
Real Estate Investment Trusts (REITS) — 4.0%
Brandywine Realty Trust	29,272	392,830

	Number of Shares	Value
Corporate Office Properties Trust	8,597	$231,947
Lexington Realty Trust	21,557	274,852
Physicians Realty Trust	23,134	407,621
Piedmont Office Realty Trust, Inc. Class A	23,182	404,063
PotlatchDeltic Corp.	5,297	273,219
RPT Realty	38,358	489,448
		2,473,980
Savings & Loans — 1.2%
Banc of California, Inc.	26,827	496,031
Northwest Bancshares, Inc.	20,133	267,366
		763,397
		15,650,006
Industrial — 26.3%
Aerospace & Defense — 0.6%
Hexcel Corp. (a)	6,463	383,837
Building Materials — 4.7%
American Woodmark Corp. (a)	5,438	355,482
Apogee Enterprises, Inc.	20,281	765,810
Cornerstone Building Brands, Inc. (a)	34,903	509,933
Gibraltar Industries, Inc. (a)	8,169	568,971
Louisiana-Pacific Corp.	1,945	119,365
Tyman PLC	107,444	605,004
		2,924,565
Electrical Components & Equipment — 2.2%
Belden, Inc.	11,221	653,736
Encore Wire Corp.	7,505	711,699
		1,365,435
Electronics — 2.3%
FARO Technologies, Inc. (a)	8,921	587,091
II-VI, Inc. (a) (d)	10,262	609,152
Vishay Precision Group, Inc. (a)	7,433	258,446
		1,454,689
Engineering & Construction — 2.2%
Primoris Services Corp.	14,039	343,815
WillScot Mobile Mini Holdings Corp. (a)	32,234	1,022,463
		1,366,278
Environmental Controls — 1.7%
Clean Harbors, Inc. (a)	4,509	468,350
Harsco Corp. (a)	32,849	556,790
		1,025,140
Hand & Machine Tools — 1.6%
Kennametal, Inc.	18,188	622,575
Luxfer Holdings PLC	20,360	399,667
		1,022,242

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Diversified — 0.8%
Albany International Corp. Class A	2,876	$221,078
Thermon Group Holdings, Inc. (a)	14,879	257,556
		478,634
Metal Fabricate & Hardware — 0.9%
Mueller Industries, Inc.	8,180	336,198
Standex International Corp.	2,153	212,953
		549,151
Miscellaneous - Manufacturing — 2.3%
Enerpac Tool Group Corp.	23,704	491,384
Federal Signal Corp.	14,296	552,111
Materion Corp.	5,695	390,905
		1,434,400
Packaging & Containers — 2.1%
Sealed Air Corp.	11,358	622,305
TriMas Corp. (a)	21,352	690,950
		1,313,255
Transportation — 3.0%
Air Transport Services Group, Inc. (a)	35,865	925,676
Dorian LPG Ltd.	18,054	224,050
Kirby Corp. (a)	13,611	652,784
Scorpio Tankers, Inc.	4,632	85,877
		1,888,387
Trucking & Leasing — 1.9%
GATX Corp. (d)	4,081	365,494
The Greenbrier Cos., Inc.	19,124	822,141
		1,187,635
		16,393,648
Technology — 9.0%
Computers — 1.8%
Exlservice Holdings, Inc. (a)	2,419	297,827
Science Applications International Corp.	5,718	489,232
WNS Holdings Ltd. ADR (a)	4,403	360,166
		1,147,225
Semiconductors — 5.3%
Brooks Automation, Inc.	9,176	939,163
Cohu, Inc. (a)	22,067	704,820
CTS Corp.	11,014	340,443
Diodes, Inc. (a)	9,317	844,027
Photronics, Inc. (a)	32,265	439,772
		3,268,225
Software — 1.9%
Allscripts Healthcare Solutions, Inc. (a)	19,419	259,632
CDK Global, Inc.	12,597	536,002

	Number of Shares	Value
Progress Software Corp.	7,530	$370,401
		1,166,035
		5,581,485
Utilities — 2.6%
Electric — 0.9%
Portland General Electric Co.	11,785	553,777
Gas — 1.7%
New Jersey Resources Corp.	8,087	281,508
Spire, Inc.	4,287	262,279
UGI Corp.	12,927	550,949
		1,094,736
		1,648,513

TOTAL COMMON STOCK (Cost $44,157,217)		60,914,834

TOTAL EQUITIES (Cost $44,157,217)		60,914,834

TOTAL LONG-TERM INVESTMENTS (Cost $44,157,217)		60,914,834

	Principal Amount
SHORT-TERM INVESTMENTS — 2.7%
Repurchase Agreement — 2.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (e)	$1,690,118	1,690,118

TOTAL SHORT-TERM INVESTMENTS (Cost $1,690,118)		1,690,118

TOTAL INVESTMENTS — 100.5% (Cost $45,847,335) (f)		62,604,952

Other Assets/(Liabilities) — (0.5)%		(301,715)

NET ASSETS — 100.0%		$62,303,237

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $0 or 0.00% of net assets.
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $1,299,853 or 2.09% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,327,547 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)

Maturity value of $1,690,118. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $1,724,034.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 98.8%
COMMON STOCK — 98.8%
Basic Materials — 5.1%
Chemicals — 3.4%
AdvanSix, Inc. (a)	53,120	$2,111,520
GCP Applied Technologies, Inc. (a)	53,246	1,167,152
H.B. Fuller Co.	33,440	2,158,887
Innospec, Inc.	14,960	1,259,931
Minerals Technologies, Inc.	12,710	887,666
Orion Engineered Carbons SA (a)	107,408	1,958,048
		9,543,204
Iron & Steel — 1.7%
Carpenter Technology Corp.	64,228	2,102,825
Commercial Metals Co.	56,240	1,713,070
Schnitzer Steel Industries, Inc. Class A	25,670	1,124,603
		4,940,498
Mining — 0.0%
Ferroglobe Representation & Warranty Insurance Trust (a) (b) (c)	49,975	—
		14,483,702
Communications — 3.4%
Internet — 0.8%
Criteo SA Sponsored ADR (a)	59,645	2,185,989
Media — 1.2%
Entravision Communications Corp. Class A	109,345	776,349
Houghton Mifflin Harcourt Co. (a)	188,569	2,532,482
Townsquare Media, Inc. Class A (a)	11,287	147,521
		3,456,352
Telecommunications — 1.4%
A10 Networks, Inc. (a)	185,879	2,505,649
Casa Systems, Inc. (a)	235,966	1,599,850
		4,105,499
		9,747,840
Consumer, Cyclical — 20.4%
Airlines — 1.0%
SkyWest, Inc. (a)	56,276	2,776,658
Apparel — 1.1%
Kontoor Brands, Inc.	37,110	1,853,645
Tapestry, Inc.	38,262	1,416,459
		3,270,104
Auto Manufacturers — 1.5%
Blue Bird Corp. (a)	102,919	2,146,890
REV Group, Inc.	120,990	2,076,189
		4,223,079

	Number of Shares	Value
Auto Parts & Equipment — 2.8%
Dana, Inc.	79,226	$1,761,986
The Goodyear Tire & Rubber Co. (a)	202,720	3,588,144
The Shyft Group, Inc.	66,380	2,523,104
		7,873,234
Distribution & Wholesale — 0.6%
A-Mark Precious Metals, Inc.	5,433	326,089
KAR Auction Services, Inc. (a)	78,613	1,288,467
		1,614,556
Entertainment — 2.1%
Accel Entertainment, Inc. (a)	56,221	682,523
IMAX Corp. (a)	146,080	2,772,598
Scientific Games Corp. Class A (a)	29,770	2,472,994
		5,928,115
Food Services — 0.2%
Healthcare Services Group, Inc.	17,439	435,800
Home Builders — 2.2%
KB Home	69,010	2,685,869
Skyline Champion Corp. (a)	20,192	1,212,731
Taylor Morrison Home Corp. (a)	97,069	2,502,439
		6,401,039
Home Furnishing — 0.9%
Herman Miller, Inc.	71,470	2,691,560
Leisure Time — 1.4%
Brunswick Corp.	13,085	1,246,608
Malibu Boats, Inc. Class A (a)	29,852	2,089,043
OneWater Marine, Inc. Class A	19,329	777,219
		4,112,870
Lodging — 0.4%
Hilton Grand Vacations, Inc. (a)	25,060	1,192,104
Retail — 6.1%
Beacon Roofing Supply, Inc. (a)	24,449	1,167,684
BJ’s Restaurants, Inc. (a)	9,131	381,311
Dave & Buster’s Entertainment, Inc. (a)	26,264	1,006,699
Dine Brands Global, Inc. (a)	25,820	2,096,842
Genesco, Inc. (a)	31,560	1,821,959
GMS, Inc. (a)	16,335	715,473
MarineMax, Inc. (a)	24,619	1,194,514
Papa John’s International, Inc.	19,150	2,431,859
Penske Automotive Group, Inc.	20,189	2,031,013
Red Robin Gourmet Burgers, Inc. (a)	25,923	597,784
Regis Corp. (a) (d)	119,462	415,728
Ruth’s Hospitality Group, Inc. (a)	72,733	1,506,300
Sally Beauty Holdings, Inc. (a)	109,630	1,847,266
		17,214,432

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Textiles — 0.1%
Mohawk Industries, Inc. (a)	1,807	$320,562
		58,054,113
Consumer, Non-cyclical — 12.6%
Commercial Services — 6.0%
Barrett Business Services, Inc.	6,823	520,322
BrightView Holdings, Inc. (a)	125,070	1,846,033
The Brink’s Co.	22,555	1,427,732
Deluxe Corp.	33,684	1,208,919
Euronet Worldwide, Inc. (a)	3,860	491,301
EVERTEC, Inc.	37,643	1,721,038
GXO Logistics, Inc. (a)	1,084	85,029
Herc Holdings, Inc. (a)	24,494	4,003,789
Korn Ferry	53,920	3,901,651
Loomis AB	23,852	645,428
Viad Corp. (a)	25,930	1,177,481
		17,028,723
Cosmetics & Personal Care — 0.6%
Edgewell Personal Care Co.	41,370	1,501,731
The Honest Co., Inc. (a) (d)	12,015	124,716
		1,626,447
Food — 2.0%
The Hain Celestial Group, Inc. (a) (d)	69,184	2,959,692
Nomad Foods Ltd. (a)	96,238	2,652,319
		5,612,011
Health Care – Products — 0.9%
Apria, Inc. (a)	15,157	563,082
Integra LifeSciences Holdings Corp. (a)	29,910	2,048,237
		2,611,319
Health Care – Services — 1.8%
Acadia Healthcare Co., Inc. (a)	30,890	1,970,164
MEDNAX, Inc. (a)	102,980	2,927,722
National HealthCare Corp.	5,146	360,117
		5,258,003
Household Products & Wares — 0.9%
Spectrum Brands Holdings, Inc.	26,434	2,528,941
Pharmaceuticals — 0.4%
Patterson Cos., Inc.	27,136	817,879
Premier, Inc. Class A	8,136	315,351
		1,133,230
		35,798,674
Energy — 2.5%
Energy – Alternate Sources — 0.3%
Enviva Partners LP (e)	14,232	769,809
Oil & Gas — 1.3%
Cimarex Energy Co.	17,800	1,552,160

	Number of Shares	Value
Earthstone Energy, Inc. Class A (a)	19,209	$176,723
HollyFrontier Corp.	59,790	1,980,842
		3,709,725
Oil & Gas Services — 0.9%
ChampionX Corp. (a)	45,066	1,007,676
Dril-Quip, Inc. (a)	40,806	1,027,495
MRC Global, Inc. (a)	87,128	639,520
NCS Multistage Holdings, Inc. (a)	1,061	31,140
		2,705,831
		7,185,365
Financial — 32.8%
Banks — 16.2%
1st Source Corp.	38,948	1,839,904
Ameris Bancorp	21,653	1,123,358
Associated Banc-Corp.	74,699	1,600,053
Bank of Marin Bancorp	34,136	1,288,634
BankUnited, Inc.	95,664	4,000,668
Carter Bankshares, Inc. (a)	92,835	1,320,114
F.N.B. Corp.	92,514	1,075,013
First BanCorp	47,800	628,570
First Hawaiian, Inc.	12,102	355,194
First Mid Bancshares, Inc.	4,801	197,129
HarborOne Bancorp, Inc.	162,807	2,285,810
Heritage Financial Corp.	74,682	1,904,391
Home BancShares, Inc.	43,962	1,034,426
Independent Bank Corp.	7,120	542,188
Independent Bank Group, Inc.	47,134	3,348,399
Old National Bancorp	67,271	1,140,243
Origin Bancorp, Inc.	13,187	558,469
Premier Financial Corp.	56,930	1,812,651
QCR Holdings, Inc.	4,968	255,554
Renasant Corp.	7,714	278,090
Sandy Spring Bancorp, Inc.	37,159	1,702,625
Signature Bank	111	30,223
SouthState Corp.	16,048	1,198,304
Synovus Financial Corp.	59,467	2,610,007
Texas Capital Bancshares, Inc. (a)	44,300	2,658,886
Towne Bank	18,859	586,703
TriCo Bancshares	43,696	1,896,406
UMB Financial Corp.	19,073	1,844,550
Umpqua Holdings Corp.	110,564	2,238,921
Valley National Bancorp	136,372	1,815,111
Veritex Holdings, Inc.	7,997	314,762
Webster Financial Corp.	48,332	2,632,161
		46,117,517
Diversified Financial Services — 1.9%
Enact Holdings, Inc. (a)	16,798	368,380
Moelis & Co. Class A	37,267	2,305,710

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Stifel Financial Corp.	39,695	$2,697,672
		5,371,762
Insurance — 2.5%
Axis Capital Holdings Ltd.	29,131	1,341,191
The Hanover Insurance Group, Inc.	17,560	2,276,127
James River Group Holdings Ltd.	11,708	441,743
ProAssurance Corp.	15,334	364,643
Selective Insurance Group, Inc.	33,432	2,525,119
		6,948,823
Investment Companies — 0.7%
Compass Diversified Holdings (e)	69,349	1,953,561
Real Estate Investment Trusts (REITS) — 8.5%
Armada Hoffler Properties, Inc.	64,365	860,560
Brandywine Realty Trust	70,210	942,218
Broadstone Net Lease, Inc.	67,770	1,681,374
CareTrust REIT, Inc.	17,352	352,593
Cousins Properties, Inc.	71,237	2,656,428
Easterly Government Properties, Inc.	15,106	312,090
Four Corners Property Trust, Inc.	28,288	759,816
Getty Realty Corp.	12,896	377,982
Healthcare Realty Trust, Inc.	11,106	330,737
Highwoods Properties, Inc.	8,861	388,643
Independence Realty Trust, Inc. (d)	144,710	2,944,848
Kite Realty Group Trust	20,518	417,746
Lexington Realty Trust	2,772	35,343
National Health Investors, Inc.	7,784	416,444
National Storage Affiliates Trust	35,974	1,899,067
NETSTREIT Corp.	76,460	1,808,279
Physicians Realty Trust	172,164	3,033,530
RLJ Lodging Trust	120,780	1,794,791
Sabra Health Care REIT, Inc.	8,378	123,324
STAG Industrial, Inc.	73,468	2,883,619
Summit Hotel Properties, Inc. (a)	22,291	214,662
		24,234,094
Savings & Loans — 3.0%
Berkshire Hills Bancorp, Inc.	88,960	2,400,141
Pacific Premier Bancorp, Inc.	76,494	3,169,911
Provident Financial Services, Inc.	18,120	425,277
WSFS Financial Corp.	51,116	2,622,762
		8,618,091
		93,243,848
Industrial — 14.6%
Building Materials — 1.4%
Cornerstone Building Brands, Inc. (a)	56,343	823,171
Hayward Holdings, Inc. (a)	15,368	341,784
Masonite International Corp. (a)	19,337	2,052,236

	Number of Shares	Value
Tecnoglass, Inc.	27,865	$605,507
		3,822,698
Electrical Components & Equipment — 1.0%
Belden, Inc.	45,677	2,661,142
Graham Corp.	12,497	154,963
		2,816,105
Electronics — 2.1%
Advanced Energy Industries, Inc.	4,260	373,815
Avnet, Inc.	40,372	1,492,553
Coherent, Inc. (a)	5,881	1,470,779
II-VI, Inc. (a) (d)	39,267	2,330,889
Vontier Corp.	12,648	424,973
		6,093,009
Engineering & Construction — 1.4%
Arcosa, Inc.	14,102	707,497
Dycom Industries, Inc. (a)	14,371	1,023,790
Great Lakes Dredge & Dock Corp. (a)	112,204	1,693,158
NV5 Global, Inc. (a)	6,045	595,856
		4,020,301
Environmental Controls — 0.1%
CECO Environmental Corp. (a)	28,207	198,577
Charah Solutions, Inc. (a) (d)	33,036	151,966
		350,543
Hand & Machine Tools — 0.7%
Hurco Cos., Inc.	1,562	50,390
Luxfer Holdings PLC	12,575	246,847
Regal Beloit Corp.	10,350	1,556,019
		1,853,256
Machinery – Construction & Mining — 1.0%
The Manitowoc Co., Inc. (a)	72,150	1,545,453
Terex Corp.	33,249	1,399,783
		2,945,236
Machinery – Diversified — 3.0%
Albany International Corp. Class A	9,573	735,876
Applied Industrial Technologies, Inc.	2,324	209,462
Cactus, Inc. Class A	75,230	2,837,676
Colfax Corp. (a)	31,634	1,452,001
Crane Co.	17,739	1,681,835
DXP Enterprises, Inc. (a)	18,578	549,351
Gates Industrial Corp. PLC (a)	64,028	1,041,736
		8,507,937
Metal Fabricate & Hardware — 0.5%
The Timken Co.	22,538	1,474,436
Miscellaneous - Manufacturing — 0.7%
DIRTT Environmental Solutions (a) (d)	53,328	165,317
EnPro Industries, Inc.	5,968	519,932

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Trinseo SA	23,949	$1,292,767
		1,978,016
Packaging & Containers — 1.1%
Graphic Packaging Holding Co.	110,374	2,101,521
Karat Packaging, Inc. (a)	5,926	124,624
Pactiv Evergreen, Inc.	81,568	1,021,231
		3,247,376
Transportation — 1.0%
ArcBest Corp.	33,430	2,733,571
Trucking & Leasing — 0.6%
GATX Corp.	18,200	1,629,992
		41,472,476
Technology — 5.6%
Computers — 1.4%
KBR, Inc.	23,768	936,459
NCR Corp. (a)	25,505	988,574
Unisys Corp. (a)	83,572	2,101,000
		4,026,033
Semiconductors — 1.6%
Cohu, Inc. (a)	11,012	351,723
Kulicke & Soffa Industries, Inc.	41,303	2,407,139
Magnachip Semiconductor Corp. (a)	94,850	1,684,536
		4,443,398
Software — 2.6%
Avaya Holdings Corp. (a)	55,135	1,091,122
Change Healthcare, Inc. (a)	84,460	1,768,592
CommVault Systems, Inc. (a)	17,417	1,311,674
Donnelley Financial Solutions, Inc. (a)	38,672	1,338,825
IBEX Holdings Ltd. (a) (d)	13,215	224,655
Kaltura, Inc. (a)	11,296	116,236
Teradata Corp. (a)	25,118	1,440,517
		7,291,621
		15,761,052
Utilities — 1.8%
Electric — 1.0%
IDACORP, Inc.	26,030	2,690,981
Gas — 0.8%
South Jersey Industries, Inc. (d)	17,788	378,173
Southwest Gas Holdings, Inc.	27,660	1,849,901
		2,228,074
		4,919,055

TOTAL COMMON STOCK (Cost $229,882,835)		280,666,125

TOTAL EQUITIES (Cost $229,882,835)		280,666,125

	Number of Shares	Value
MUTUAL FUNDS — 1.1%
Diversified Financial Services — 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	3,217,967	$3,217,967

TOTAL MUTUAL FUNDS (Cost $3,217,967)		3,217,967

TOTAL LONG-TERM INVESTMENTS (Cost $233,100,802)		283,884,092

	Principal Amount
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (g)	$3,430,866	3,430,866

TOTAL SHORT-TERM INVESTMENTS (Cost $3,430,866)		3,430,866

TOTAL INVESTMENTS — 101.1% (Cost $236,531,668) (h)		287,314,958

Other Assets/(Liabilities) — (1.1)%		(3,048,958)

NET ASSETS — 100.0%		$284,266,000

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $0 or 0.00% of net assets.
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $6,380,004 or 2.24% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $3,338,359 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	Security is a Master Limited Partnership
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $3,430,866. Collateralized by U.S. Government Agency obligations with rates ranging from 0.500% - 2.375%, maturity dates ranging from 5/15/27 - 5/31/27, and an aggregate market value, including accrued interest, of $3,499,517.

(h)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
UBS AG*	12/30/21	USD	567,110	SEK	4,904,329	$6,326

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

SEK	Swedish Krona
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 99.1%
COMMON STOCK — 99.1%
Basic Materials — 4.1%
Chemicals — 2.0%
Ashland Global Holdings, Inc.	11,056	$985,311
Cabot Corp.	11,107	556,683
The Chemours Co.	32,331	939,539
Ingevity Corp. (a)	7,737	552,190
Minerals Technologies, Inc.	6,576	459,268
NewMarket Corp.	1,412	478,343
Olin Corp.	28,270	1,364,028
RPM International, Inc.	25,402	1,972,465
Sensient Technologies Corp.	8,252	751,592
Valvoline, Inc.	35,384	1,103,273
		9,162,692
Iron & Steel — 1.7%
Cleveland-Cliffs, Inc. (a) (b)	89,023	1,763,546
Commercial Metals Co.	23,611	719,191
Reliance Steel & Aluminum Co.	12,428	1,769,996
Steel Dynamics, Inc.	37,965	2,220,193
United States Steel Corp. (b)	52,880	1,161,773
		7,634,699
Mining — 0.4%
Compass Minerals International, Inc.	6,660	428,904
Royal Gold, Inc.	12,843	1,226,378
		1,655,282
		18,452,673
Communications — 2.9%
Internet — 0.4%
Mimecast Ltd. (a)	11,968	761,165
TripAdvisor, Inc. (a)	19,270	652,290
Yelp, Inc. (a)	13,539	504,192
		1,917,647
Media — 1.7%
Cable One, Inc.	969	1,756,923
FactSet Research Systems, Inc.	7,396	2,919,793
The New York Times Co. Class A	32,710	1,611,621
TEGNA, Inc.	43,283	853,541
World Wrestling Entertainment, Inc. Class A	8,838	497,226
		7,639,104
Telecommunications — 0.8%
Ciena Corp. (a)	30,295	1,555,648
Iridium Communications, Inc. (a)	25,828	1,029,246
Telephone & Data Systems, Inc.	19,321	376,759

	Number of Shares	Value
ViaSat, Inc. (a)	14,354	$790,475
		3,752,128
		13,308,879
Consumer, Cyclical — 16.4%
Airlines — 0.2%
JetBlue Airways Corp. (a)	62,260	951,955
Apparel — 1.8%
Capri Holdings Ltd. (a)	29,757	1,440,536
Carter’s, Inc.	8,615	837,723
Columbia Sportswear Co.	6,844	655,929
Crocs, Inc. (a)	12,212	1,752,178
Deckers Outdoor Corp. (a)	5,415	1,950,483
Skechers U.S.A., Inc. Class A (a)	26,405	1,112,179
Urban Outfitters, Inc. (a)	12,895	382,852
		8,131,880
Auto Parts & Equipment — 1.6%
Adient PLC (a)	18,444	764,504
Dana, Inc.	28,432	632,328
Fox Factory Holding Corp. (a)	8,242	1,191,299
Gentex Corp.	46,775	1,542,639
The Goodyear Tire & Rubber Co. (a)	55,003	973,553
Lear Corp.	11,695	1,830,033
Visteon Corp. (a)	5,479	517,163
		7,451,519
Distribution & Wholesale — 1.1%
Avient Corp.	17,872	828,367
IAA, Inc. (a)	26,387	1,439,939
KAR Auction Services, Inc. (a)	23,297	381,838
Univar Solutions, Inc. (a)	33,459	796,993
Watsco, Inc.	6,454	1,707,857
		5,154,994
Entertainment — 1.1%
Churchill Downs, Inc.	6,787	1,629,423
Marriott Vacations Worldwide Corp.	8,360	1,315,279
Scientific Games Corp. Class A (a)	18,865	1,567,116
Six Flags Entertainment Corp. (a)	15,129	642,982
		5,154,800
Home Builders — 1.0%
KB Home	17,609	685,342
Taylor Morrison Home Corp. (a)	24,529	632,358
Thor Industries, Inc.	10,838	1,330,473
Toll Brothers, Inc.	22,701	1,255,138
TRI Pointe Group, Inc. (a)	22,278	468,284
		4,371,595
Home Furnishing — 0.5%
Herman Miller, Inc.	14,744	555,259

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Tempur Sealy International, Inc.	38,466	$1,785,207
		2,340,466
Housewares — 0.3%
The Scotts Miracle-Gro Co.	7,974	1,167,075
Leisure Time — 1.3%
Brunswick Corp.	15,171	1,445,341
Callaway Golf Co. (a)	22,931	633,584
Harley-Davidson, Inc.	30,116	1,102,547
Polaris, Inc.	11,149	1,334,089
YETI Holdings, Inc. (a)	17,117	1,466,756
		5,982,317
Lodging — 0.9%
Boyd Gaming Corp. (a)	16,038	1,014,564
Choice Hotels International, Inc.	6,424	811,801
Travel + Leisure Co.	16,893	921,175
Wyndham Hotels & Resorts, Inc.	18,307	1,413,117
		4,160,657
Retail — 6.3%
American Eagle Outfitters, Inc. (b)	29,876	770,801
AutoNation, Inc. (a)	8,549	1,040,926
BJ’s Wholesale Club Holdings, Inc. (a)	26,845	1,474,327
Casey’s General Stores, Inc.	7,248	1,365,886
Cracker Barrel Old Country Store, Inc.	4,645	649,557
Dick’s Sporting Goods, Inc. (b)	12,829	1,536,529
FirstCash, Inc.	7,919	692,912
Five Below, Inc. (a)	10,961	1,938,014
Foot Locker, Inc.	17,634	805,168
GameStop Corp. Class A (a)	12,180	2,137,225
Jack in the Box, Inc.	4,241	412,777
Kohl’s Corp.	30,583	1,440,153
Lithia Motors, Inc.	5,922	1,877,511
MSC Industrial Direct Co., Inc. Class A	9,199	737,668
Murphy USA, Inc.	4,655	778,595
Nordstrom, Inc. (a) (b)	21,773	575,896
Nu Skin Enterprises, Inc. Class A	9,810	397,011
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	11,885	716,428
Papa John’s International, Inc.	6,370	808,926
RH (a)	3,335	2,224,145
Texas Roadhouse, Inc.	13,669	1,248,390
Victoria’s Secret & Co. (a)	14,700	812,322
The Wendy’s Co.	34,889	756,394
Williams-Sonoma, Inc.	14,705	2,607,638
Wingstop, Inc.	5,823	954,564
		28,759,763

	Number of Shares	Value
Toys, Games & Hobbies — 0.3%
Mattel, Inc. (a)	68,311	$1,267,852
		74,894,873
Consumer, Non-cyclical — 17.2%
Agriculture — 0.5%
Darling Ingredients, Inc. (a)	31,726	2,281,099
Beverages — 0.2%
The Boston Beer Co., Inc. Class A (a)	1,838	936,921
Biotechnology — 1.4%
Arrowhead Pharmaceuticals, Inc. (a)	20,409	1,274,134
Emergent BioSolutions, Inc. (a)	9,356	468,455
Exelixis, Inc. (a)	61,672	1,303,746
Halozyme Therapeutics, Inc. (a)	27,862	1,133,426
Nektar Therapeutics (a)	35,982	646,237
United Therapeutics Corp. (a)	8,788	1,622,089
		6,448,087
Commercial Services — 4.2%
ASGN, Inc. (a)	10,355	1,171,565
Avis Budget Group, Inc. (a)	9,248	1,077,485
The Brink’s Co.	9,747	616,985
FTI Consulting, Inc. (a)	6,710	903,837
Graham Holdings Co. Class B	790	465,436
Grand Canyon Education, Inc. (a)	8,846	778,094
GXO Logistics, Inc. (a)	19,297	1,513,657
H&R Block, Inc.	34,855	871,375
HealthEquity, Inc. (a)	16,324	1,057,142
Insperity, Inc.	7,028	778,281
John Wiley & Sons, Inc. Class A	8,521	444,881
LiveRamp Holdings, Inc. (a)	13,296	627,970
ManpowerGroup, Inc.	10,616	1,149,501
Paylocity Holding Corp. (a)	7,696	2,157,958
PROG Holdings, Inc.	13,019	546,928
Progyny, Inc. (a)	13,474	754,544
Sabre Corp. (a) (b)	63,162	747,838
Service Corp. International	32,804	1,976,769
WEX, Inc. (a)	8,769	1,544,572
		19,184,818
Cosmetics & Personal Care — 0.1%
Coty, Inc. Class A (a)	65,481	514,681
Food — 1.8%
Flowers Foods, Inc.	38,968	920,814
Grocery Outlet Holding Corp. (a)	17,075	368,308
The Hain Celestial Group, Inc. (a)	16,399	701,549
Ingredion, Inc.	13,118	1,167,633
Lancaster Colony Corp.	3,882	655,320
Performance Food Group Co. (a)	30,084	1,397,703
Pilgrim’s Pride Corp. (a)	9,481	275,707

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Post Holdings, Inc. (a)	11,474	$1,263,976
Sanderson Farms, Inc.	4,153	781,594
Sprouts Farmers Market, Inc. (a)	22,358	518,035
Tootsie Roll Industries, Inc. (b)	3,455	105,136
		8,155,775
Health Care – Products — 4.5%
Envista Holdings Corp. (a)	31,567	1,319,816
Globus Medical, Inc. Class A (a)	15,328	1,174,431
Haemonetics Corp. (a)	9,977	704,276
Hill-Rom Holdings, Inc.	12,884	1,932,600
ICU Medical, Inc. (a)	3,902	910,649
Integra LifeSciences Holdings Corp. (a)	14,238	975,018
LivaNova PLC (a)	10,415	824,764
Masimo Corp. (a)	9,915	2,684,090
Neogen Corp. (a)	21,038	913,680
NuVasive, Inc. (a)	10,114	605,323
Penumbra, Inc. (a)	6,731	1,793,812
Quidel Corp. (a)	7,416	1,046,768
Repligen Corp. (a)	10,008	2,892,212
STAAR Surgical Co. (a)	9,278	1,192,501
Tandem Diabetes Care, Inc. (a)	12,338	1,472,911
		20,442,851
Health Care – Services — 3.0%
Acadia Healthcare Co., Inc. (a)	17,591	1,121,954
Amedisys, Inc. (a)	6,388	952,451
Chemed Corp.	3,079	1,432,104
Encompass Health Corp.	19,478	1,461,629
LHC Group, Inc. (a)	6,199	972,685
Medpace Holdings, Inc. (a)	5,609	1,061,672
Molina Healthcare, Inc. (a)	11,432	3,101,616
R1 RCM, Inc. (a)	26,204	576,750
Syneos Health, Inc. (a)	20,257	1,772,082
Tenet Healthcare Corp. (a)	20,956	1,392,317
		13,845,260
Household Products & Wares — 0.2%
Helen of Troy Ltd. (a)	4,717	1,059,816
Pharmaceuticals — 1.3%
Jazz Pharmaceuticals PLC (a)	11,970	1,558,614
Neurocrine Biosciences, Inc. (a)	18,527	1,776,924
Option Care Health, Inc. (a)	27,104	657,543
Patterson Cos., Inc.	16,880	508,763
Perrigo Co. PLC	26,175	1,238,863
		5,740,707
		78,610,015
Energy — 3.9%
Energy – Alternate Sources — 1.6%
First Solar, Inc. (a)	19,355	1,847,628

	Number of Shares	Value
SolarEdge Technologies, Inc. (a)	10,232	$2,713,731
Sunrun, Inc. (a) (b)	40,312	1,773,728
		6,335,087
Oil & Gas — 1.1%
Cimarex Energy Co.	20,126	1,754,987
CNX Resources Corp. (a)	42,660	538,369
DTE Midstream LLC (a)	18,962	876,803
EQT Corp. (a)	59,166	1,210,536
HollyFrontier Corp.	29,263	969,483
Murphy Oil Corp.	28,419	709,623
		6,059,801
Oil & Gas Services — 0.4%
ChampionX Corp. (a)	39,504	883,310
Nov, Inc. (a)	76,484	1,002,705
		1,886,015
Pipelines — 0.8%
Antero Midstream Corp. (b)	63,557	662,264
Equitrans Midstream Corp.	79,590	807,043
Targa Resources Corp.	44,760	2,202,639
		3,671,946
		17,952,849
Financial — 23.9%
Banks — 6.8%
Associated Banc-Corp.	29,956	641,657
BancorpSouth Bank	21,264	633,242
Bank of Hawaii Corp.	7,924	651,115
Bank OZK	23,849	1,025,030
Cathay General Bancorp	15,308	633,598
CIT Group, Inc.	19,408	1,008,246
Commerce Bancshares, Inc.	20,805	1,449,692
Cullen/Frost Bankers, Inc.	11,088	1,315,259
East West Bancorp, Inc.	27,773	2,153,518
F.N.B. Corp.	62,571	727,075
First Financial Bankshares, Inc.	25,079	1,152,380
First Horizon Corp.	107,532	1,751,696
Fulton Financial Corp.	31,943	488,089
Glacier Bancorp, Inc.	21,199	1,173,365
Hancock Whitney Corp.	17,002	801,134
Home BancShares, Inc.	29,554	695,406
International Bancshares Corp.	10,418	433,805
PacWest Bancorp	22,944	1,039,822
Pinnacle Financial Partners, Inc.	14,898	1,401,604
Prosperity Bancshares, Inc.	18,190	1,293,855
Signature Bank	11,870	3,231,964
Synovus Financial Corp.	28,667	1,258,195
Texas Capital Bancshares, Inc. (a)	9,905	594,498
UMB Financial Corp.	8,423	814,588

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Umpqua Holdings Corp.	43,089	$872,552
United Bankshares, Inc.	25,291	920,087
Valley National Bancorp	79,588	1,059,316
Webster Financial Corp.	17,734	965,794
Wintrust Financial Corp.	11,166	897,411
		31,083,993
Diversified Financial Services — 2.7%
Affiliated Managers Group, Inc.	8,066	1,218,692
Alliance Data Systems Corp.	9,740	982,669
Evercore, Inc. Class A	7,763	1,037,680
Federated Hermes, Inc.	19,100	620,750
Interactive Brokers Group, Inc. Class A	17,099	1,065,952
Janus Henderson Group PLC	33,738	1,394,392
Jefferies Financial Group, Inc.	38,688	1,436,485
LendingTree, Inc. (a)	2,235	312,520
Navient Corp.	32,857	648,269
SEI Investments Co.	20,989	1,244,648
SLM Corp.	59,864	1,053,606
Stifel Financial Corp.	20,513	1,394,063
		12,409,726
Insurance — 4.1%
Alleghany Corp. (a)	2,715	1,695,273
American Financial Group, Inc.	12,941	1,628,366
Brighthouse Financial, Inc. (a)	16,270	735,892
CNO Financial Group, Inc.	25,025	589,088
Essent Group Ltd.	21,899	963,775
First American Financial Corp.	21,518	1,442,782
The Hanover Insurance Group, Inc.	6,990	906,044
Kemper Corp.	11,708	781,977
Kinsale Capital Group, Inc.	4,197	678,655
Mercury General Corp.	5,177	288,204
MGIC Investment Corp.	66,424	993,703
Old Republic International Corp.	55,667	1,287,578
Primerica, Inc.	7,726	1,186,945
Reinsurance Group of America, Inc.	13,311	1,480,982
RenaissanceRe Holdings Ltd.	9,221	1,285,407
RLI Corp.	7,791	781,204
Selective Insurance Group, Inc.	11,767	888,762
Unum Group	40,013	1,002,726
		18,617,363
Real Estate — 0.5%
Jones Lang LaSalle, Inc. (a)	9,925	2,462,293
Real Estate Investment Trusts (REITS) — 9.2%
American Campus Communities, Inc.	27,231	1,319,342
Apartment Income REIT Corp.	30,726	1,499,736
Brixmor Property Group, Inc.	58,136	1,285,387
Camden Property Trust	19,687	2,903,242

	Number of Shares	Value
CoreSite Realty Corp.	8,653	$1,198,787
Corporate Office Properties Trust	21,995	593,425
Cousins Properties, Inc.	29,107	1,085,400
CyrusOne, Inc.	24,277	1,879,283
Douglas Emmett, Inc.	34,350	1,085,803
EastGroup Properties, Inc.	7,909	1,317,877
EPR Properties	14,644	723,121
First Industrial Realty Trust, Inc.	25,276	1,316,374
Healthcare Realty Trust, Inc.	28,488	848,373
Highwoods Properties, Inc.	20,400	894,744
Hudson Pacific Properties, Inc.	29,849	784,133
JBG SMITH Properties	22,729	673,006
Kilroy Realty Corp.	20,517	1,358,431
Lamar Advertising Co. Class A	16,984	1,926,835
Life Storage, Inc.	15,330	1,758,964
The Macerich Co.	41,698	696,774
Medical Properties Trust, Inc.	116,611	2,340,383
National Retail Properties, Inc.	34,374	1,484,613
National Storage Affiliates Trust	15,965	842,792
Omega Healthcare Investors, Inc.	46,762	1,400,989
Park Hotels & Resorts, Inc. (a)	46,297	886,125
Pebblebrook Hotel Trust	25,723	576,452
Physicians Realty Trust	42,562	749,942
PotlatchDeltic Corp.	13,126	677,039
PS Business Parks, Inc.	3,936	616,929
Rayonier, Inc.	27,665	987,087
Rexford Industrial Realty, Inc.	26,962	1,530,093
Sabra Health Care REIT, Inc.	43,233	636,390
SL Green Realty Corp. (b)	13,147	931,333
Spirit Realty Capital, Inc.	23,315	1,073,423
STORE Capital Corp.	47,866	1,533,148
Urban Edge Properties	21,524	394,104
		41,809,879
Savings & Loans — 0.6%
New York Community Bancorp, Inc.	91,030	1,171,556
Sterling Bancorp	37,723	941,566
Washington Federal, Inc.	13,303	456,426
		2,569,548
		108,952,802
Industrial — 19.4%
Aerospace & Defense — 0.3%
Hexcel Corp. (a)	16,414	974,827
Mercury Systems, Inc. (a)	10,995	521,383
		1,496,210
Building Materials — 2.7%
Builders FirstSource, Inc. (a)	40,562	2,098,678
Eagle Materials, Inc.	8,199	1,075,381
Lennox International, Inc.	6,693	1,968,880

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Louisiana-Pacific Corp.	18,642	$1,144,060
MDU Resources Group, Inc.	39,627	1,175,733
Owens Corning	20,189	1,726,159
Simpson Manufacturing Co., Inc.	8,504	909,673
Trex Co., Inc. (a)	22,579	2,301,477
		12,400,041
Electrical Components & Equipment — 1.2%
Acuity Brands, Inc.	6,990	1,211,856
Belden, Inc.	8,781	511,581
Energizer Holdings, Inc.	12,316	480,940
EnerSys	8,323	619,564
Littelfuse, Inc.	4,819	1,316,888
Universal Display Corp.	8,486	1,450,767
		5,591,596
Electronics — 3.1%
Arrow Electronics, Inc. (a)	14,059	1,578,685
Avnet, Inc.	19,478	720,102
Coherent, Inc. (a)	4,803	1,201,182
Hubbell, Inc.	10,645	1,923,232
II-VI, Inc. (a) (b)	20,531	1,218,720
Jabil, Inc.	28,547	1,666,288
National Instruments Corp.	26,030	1,021,157
nVent Electric PLC	32,908	1,063,916
SYNNEX Corp.	8,133	846,645
Vishay Intertechnology, Inc.	25,984	522,019
Vontier Corp.	33,067	1,111,051
Woodward, Inc.	12,451	1,409,453
		14,282,450
Engineering & Construction — 1.4%
AECOM (a)	28,202	1,780,956
Dycom Industries, Inc. (a)	6,021	428,936
EMCOR Group, Inc.	10,523	1,214,144
Fluor Corp. (a) (b)	27,670	441,890
MasTec, Inc. (a)	11,202	966,509
TopBuild Corp. (a)	6,447	1,320,410
		6,152,845
Environmental Controls — 0.8%
Clean Harbors, Inc. (a)	9,798	1,017,718
Stericycle, Inc. (a)	17,982	1,222,237
Tetra Tech, Inc.	10,585	1,580,764
		3,820,719
Hand & Machine Tools — 1.0%
Kennametal, Inc.	16,371	560,379
Lincoln Electric Holdings, Inc.	11,625	1,497,184
MSA Safety, Inc.	7,135	1,039,570
Regal Beloit Corp.	7,966	1,197,608
		4,294,741

	Number of Shares	Value
Machinery – Construction & Mining — 0.4%
Oshkosh Corp.	13,436	$1,375,443
Terex Corp.	13,665	575,297
		1,950,740
Machinery – Diversified — 3.7%
AGCO Corp.	12,101	1,482,736
Cognex Corp.	34,590	2,774,810
Colfax Corp. (a)	25,357	1,163,886
Crane Co.	9,756	924,966
Curtiss-Wright Corp.	8,003	1,009,819
Flowserve Corp.	25,500	884,085
Graco, Inc.	33,227	2,324,893
The Middleby Corp. (a)	10,889	1,856,684
Nordson Corp.	10,582	2,520,103
The Toro Co.	20,957	2,041,421
		16,983,403
Metal Fabricate & Hardware — 0.5%
The Timken Co.	13,585	888,731
Valmont Industries, Inc.	4,153	976,453
Worthington Industries, Inc.	6,465	340,705
		2,205,889
Miscellaneous - Manufacturing — 1.7%
Axon Enterprise, Inc. (a)	12,856	2,250,057
Carlisle Cos., Inc.	10,204	2,028,453
Donaldson Co., Inc.	24,583	1,411,310
ITT, Inc.	16,854	1,446,748
Trinity Industries, Inc.	16,331	443,713
		7,580,281
Packaging & Containers — 0.8%
AptarGroup, Inc.	12,913	1,541,166
Greif, Inc. Class A	5,178	334,499
Silgan Holdings, Inc.	16,431	630,293
Sonoco Products Co.	19,253	1,147,094
		3,653,052
Transportation — 1.7%
Kirby Corp. (a)	11,768	564,393
Knight-Swift Transportation Holdings, Inc.	32,490	1,661,864
Landstar System, Inc.	7,492	1,182,387
Ryder System, Inc.	10,526	870,606
Saia, Inc. (a)	5,155	1,227,045
Werner Enterprises, Inc.	12,104	535,844
XPO Logistics, Inc. (a)	19,297	1,535,655
		7,577,794
Trucking & Leasing — 0.1%
GATX Corp.	6,951	622,532
		88,612,293

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 8.4%
Computers — 2.0%
CACI International, Inc. Class A (a)	4,610	$1,208,281
Genpact Ltd.	33,811	1,606,361
KBR, Inc.	27,559	1,085,825
Lumentum Holdings, Inc. (a)	14,858	1,241,237
MAXIMUS, Inc.	12,034	1,001,229
NCR Corp. (a)	25,723	997,023
NetScout Systems, Inc. (a)	14,483	390,317
Qualys, Inc. (a)	6,556	729,617
Science Applications International Corp.	11,346	970,764
		9,230,654
Office & Business Equipment — 0.1%
Xerox Holdings Corp.	26,907	542,714
Semiconductors — 2.7%
Amkor Technology, Inc.	19,611	489,295
Brooks Automation, Inc.	14,544	1,488,578
Cirrus Logic, Inc. (a)	11,275	928,496
CMC Materials, Inc.	5,720	704,876
Lattice Semiconductor Corp. (a)	26,697	1,725,961
MKS Instruments, Inc.	10,855	1,638,128
Semtech Corp. (a)	12,710	990,999
Silicon Laboratories, Inc. (a)	7,950	1,114,272
Synaptics, Inc. (a)	6,891	1,238,519
Wolfspeed, Inc. (a)	22,603	1,824,740
		12,143,864
Software — 3.6%
ACI Worldwide, Inc. (a)	22,999	706,759
Aspen Technology, Inc. (a)	13,294	1,632,503
Blackbaud, Inc. (a)	8,230	578,981
CDK Global, Inc.	23,838	1,014,307
Cerence, Inc. (a)	7,440	715,058
CommVault Systems, Inc. (a)	8,980	676,284
Concentrix Corp. (a)	8,382	1,483,614
Digital Turbine, Inc. (a)	17,118	1,176,863
Envestnet, Inc. (a)	10,671	856,241
Fair Isaac Corp. (a)	5,557	2,211,297
j2 Global, Inc. (a)	9,436	1,289,146
Manhattan Associates, Inc. (a)	12,411	1,899,255
SailPoint Technologies Holding, Inc. (a)	18,194	780,159
Teradata Corp. (a)	21,357	1,224,824
		16,245,291
		38,162,523

	Number of Shares	Value
Utilities — 2.9%
Electric — 1.3%
ALLETE, Inc.	10,232	$609,009
Black Hills Corp. (b)	12,426	779,856
Hawaiian Electric Industries, Inc.	21,397	873,639
IDACORP, Inc.	9,888	1,022,221
NorthWestern Corp.	10,096	578,501
OGE Energy Corp.	39,182	1,291,439
PNM Resources, Inc.	16,803	831,412
		5,986,077
Gas — 1.2%
National Fuel Gas Co.	17,849	937,430
New Jersey Resources Corp.	18,879	657,178
ONE Gas, Inc.	10,473	663,674
Southwest Gas Holdings, Inc.	11,568	773,668
Spire, Inc.	10,118	619,019
UGI Corp.	40,931	1,744,479
		5,395,448
Water — 0.4%
Essential Utilities, Inc.	43,777	2,017,244
		13,398,769

TOTAL COMMON STOCK (Cost $339,241,199)		452,345,676

TOTAL EQUITIES (Cost $339,241,199)		452,345,676

MUTUAL FUNDS — 0.2%
Diversified Financial Services — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	826,140	826,140

TOTAL MUTUAL FUNDS (Cost $826,140)		826,140

TOTAL LONG-TERM INVESTMENTS (Cost $340,067,339)		453,171,816

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (d)	$3,207,377	$3,207,377
U.S. Treasury Bill — 0.4%
U.S. Treasury Bill
0.038% 1/27/22 (e) (f)	1,930,000	1,929,731

TOTAL SHORT-TERM INVESTMENTS (Cost $5,137,140)		5,137,108

TOTAL INVESTMENTS — 100.4% (Cost $345,204,479) (g)		458,308,924

Other Assets/(Liabilities) — (0.4)%		(1,917,319)

NET ASSETS — 100.0%		$456,391,605

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $12,171,329 or 2.67% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $11,623,777 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $3,207,377. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $3,271,549.

(e)	The rate shown represents yield-to-maturity.
(f)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P Mid Cap 400 E Mini Index	12/17/21	20	$5,344,894	$(78,494)

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 99.0%
COMMON STOCK — 99.0%
Basic Materials — 3.0%
Chemicals — 1.6%
AdvanSix, Inc. (a)	2,832	$112,571
American Vanguard Corp.	3,117	46,911
Amyris, Inc. (a)	17,705	243,090
Balchem Corp.	3,354	486,565
Cabot Corp.	5,836	292,501
Codexis, Inc. (a)	6,204	144,305
Danimer Scientific, Inc. (a) (b)	6,840	111,766
Ecovyst, Inc.	5,273	61,483
Ferro Corp. (a)	8,508	173,053
GCP Applied Technologies, Inc. (a)	5,161	113,129
H.B. Fuller Co.	5,427	350,367
Hawkins, Inc.	1,954	68,155
Ingevity Corp. (a)	4,120	294,044
Innospec, Inc.	2,544	214,256
Intrepid Potash, Inc. (a)	1,061	32,785
Koppers Holdings, Inc. (a)	2,133	66,678
Kraton Corp. (a)	3,241	147,919
Kronos Worldwide, Inc.	2,287	28,382
Marrone Bio Innovations, Inc. (a)	11,187	10,079
Minerals Technologies, Inc.	3,489	243,672
Oil-Dri Corp. of America	568	19,880
Orion Engineered Carbons SA (a)	6,304	114,922
Quaker Chemical Corp. (b)	1,399	332,570
Rayonier Advanced Materials, Inc. (a)	6,564	49,230
Rogers Corp. (a)	1,939	361,585
Sensient Technologies Corp.	4,406	401,298
Stepan Co.	2,240	252,986
Tronox Holdings PLC Class A	11,904	293,434
Valhi, Inc.	267	6,229
Zymergen, Inc. (a) (b)	1,861	24,509
		5,098,354
Forest Products & Paper — 0.2%
Clearwater Paper Corp. (a)	1,675	64,203
Domtar Corp. (a)	5,197	283,444
Glatfelter Corp.	4,512	63,619
Neenah, Inc.	1,737	80,962
Schweitzer-Mauduit International, Inc.	3,290	114,031
Verso Corp. Class A	2,820	58,515
		664,774
Iron & Steel — 0.3%
Allegheny Technologies, Inc. (a)	13,173	219,067
Carpenter Technology Corp.	4,919	161,048
Commercial Metals Co.	12,461	379,562

	Number of Shares	Value
Schnitzer Steel Industries, Inc. Class A	2,720	$119,163
		878,840
Mining — 0.9%
Arconic Corp. (a)	11,454	361,259
Century Aluminum Co. (a) (b)	5,217	70,169
Coeur Mining, Inc. (a)	26,498	163,493
Compass Minerals International, Inc.	3,554	228,878
Constellium SE (a)	12,758	239,595
Energy Fuels, Inc. (a) (b)	15,191	106,641
Ferroglobe Representation & Warranty Insurance Trust (a) (c) (d)	10,133	—
Gatos Silver, Inc. (a)	4,893	56,905
Hecla Mining Co.	55,102	303,061
Kaiser Aluminum Corp.	1,639	178,585
Livent Corp. (a) (b)	16,803	388,317
MP Materials Corp. (a)	7,563	243,755
Novagold Resources, Inc. (a)	24,519	168,691
Perpetua Resources Corp. (a)	2,988	14,880
PolyMet Mining Corp. (a) (b)	3,213	9,800
United States Lime & Minerals, Inc.	206	24,885
Ur-Energy, Inc. (a)	19,290	33,179
Uranium Energy Corp. (a) (b)	24,376	74,347
		2,666,440
		9,308,408
Communications — 4.6%
Advertising — 0.1%
Advantage Solutions, Inc. (a) (b)	7,859	67,980
Boston Omaha Corp. Class A (a) (b)	1,858	72,053
Clear Channel Outdoor Holdings, Inc. (a)	37,367	101,265
Fluent, Inc. (a) (b)	4,648	10,551
National CineMedia, Inc.	6,504	23,154
Quotient Technology, Inc. (a)	9,441	54,947
Stagwell, Inc. (a)	6,483	49,725
		379,675
Internet — 2.3%
1-800-Flowers.com, Inc. Class A (a)	2,745	83,750
1stdibs.com, Inc. (a)	694	8,606
Bright Health Group, Inc. (a)	5,672	46,284
Cargurus, Inc. (a)	9,791	307,535
CarParts.com, Inc. (a)	5,115	79,845
Cars.com, Inc. (a)	7,066	89,385
ChannelAdvisor Corp. (a)	3,028	76,396
Cogent Communications Holdings, Inc.	4,423	313,325
Comscore, Inc. (a)	7,604	29,656
Couchbase, Inc. (a)	1,014	31,546

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Digital Media Solutions, Inc. Class A (a)	308	$2,233
ePlus, Inc. (a)	1,366	140,165
Eventbrite, Inc. Class A (a) (b)	7,748	146,515
Everquote, Inc. Class A (a)	2,044	38,080
fuboTV, Inc. (a) (b)	13,628	326,527
Groupon, Inc. (a) (b)	2,510	57,253
HealthStream, Inc. (a)	2,609	74,565
HyreCar, Inc. (a)	1,957	16,635
Lands’ End, Inc. (a)	1,528	35,969
Limelight Networks, Inc. (a) (b)	13,189	31,390
Liquidity Services, Inc. (a)	2,717	58,714
Liveone, Inc. Common Stock Usd.001 (a)	5,679	16,980
Magnite, Inc. (a) (b)	13,460	376,880
MediaAlpha, Inc. Class A (a)	2,156	40,274
Mimecast Ltd. (a)	6,319	401,888
Open Lending Corp. Class A (a)	10,826	390,494
Overstock.com, Inc. (a)	4,459	347,445
Perficient, Inc. (a)	3,379	390,950
Q2 Holdings, Inc. (a)	5,663	453,833
QuinStreet, Inc. (a)	5,109	89,714
RealReal, Inc. (a)	8,111	106,903
Revolve Group, Inc. (a)	3,727	230,217
Shutterstock, Inc.	2,430	275,368
Stamps.com, Inc. (a)	1,846	608,792
Stitch Fix, Inc. Class A (a)	6,116	244,334
TechTarget, Inc. (a)	2,650	218,413
TrueCar, Inc. (a)	9,969	41,471
Tucows, Inc. Class A (a)	1,009	79,661
Upwork, Inc. (a)	12,237	551,032
VirnetX Holding Corp. (a) (b)	6,322	24,782
Yelp, Inc. (a)	7,403	275,688
Zix Corp. (a)	5,621	39,740
		7,199,233
Media — 0.8%
AMC Networks, Inc. Class A (a)	3,006	140,050
CuriosityStream, Inc. (a)	2,780	29,301
The E.W. Scripps Co. Class A	5,940	107,276
Entercom Communications Corp. (a)	12,502	46,007
Entravision Communications Corp. Class A	6,248	44,361
Gannett Co., Inc. (a)	14,456	96,566
Gray Television, Inc.	8,834	201,592
Hemisphere Media Group, Inc. (a)	1,570	19,123
Houghton Mifflin Harcourt Co. (a)	13,176	176,954
iHeartMedia, Inc. Class A (a)	11,627	290,908
Liberty Latin America Ltd. Class A (a)	4,416	57,761
Liberty Latin America Ltd. Class C (a)	15,967	209,487

	Number of Shares	Value
Meredith Corp. (a)	4,136	$230,375
Scholastic Corp.	2,754	98,180
Sinclair Broadcast Group, Inc. Class A	4,730	149,846
TEGNA, Inc.	22,989	453,343
Thryv Holdings, Inc. (a)	773	23,221
Value Line, Inc.	150	5,139
WideOpenWest, Inc. (a)	5,502	108,114
		2,487,604
Telecommunications — 1.4%
A10 Networks, Inc. (a)	6,209	83,697
ADTRAN, Inc.	4,982	93,462
Anterix, Inc. (a) (b)	1,195	72,537
ATN International, Inc.	1,129	52,894
Aviat Networks, Inc. (a)	1,027	33,747
CalAmp Corp. (a)	3,605	35,870
Calix, Inc. (a)	5,728	283,135
Cambium Networks Corp. (a)	1,118	40,460
Casa Systems, Inc. (a)	3,388	22,971
Clearfield, Inc. (a)	1,206	53,245
Consolidated Communications Holdings, Inc. (a)	7,489	68,824
DZS, Inc. (a)	1,795	22,007
EchoStar Corp. Class A (a)	4,149	105,841
Extreme Networks, Inc. (a)	12,964	127,695
Globalstar, Inc. (a) (b)	62,579	104,507
Gogo, Inc. (a)	6,108	105,668
Harmonic, Inc. (a)	9,164	80,185
IDT Corp. Class B (a)	2,050	85,998
Infinera Corp. (a) (b)	18,685	155,459
INNOVATE Corp. (a) (b)	5,333	21,865
InterDigital, Inc.	3,203	217,227
Iridium Communications, Inc. (a)	12,253	488,282
KVH Industries, Inc. (a)	1,679	16,169
Loral Space & Communications, Inc. (b)	1,370	58,924
Maxar Technologies, Inc.	7,438	210,644
NeoPhotonics Corp. (a)	5,483	47,757
NETGEAR, Inc. (a)	3,122	99,623
Ooma, Inc. (a)	2,281	42,449
Plantronics, Inc. (a)	4,345	111,710
Preformed Line Products Co.	292	18,992
Ribbon Communications, Inc. (a)	7,496	44,826
Shenandoah Telecommunications Co.	5,005	158,058
Telephone & Data Systems, Inc.	10,490	204,555
United States Cellular Corp. (a)	1,603	51,120
Viavi Solutions, Inc. (a)	23,600	371,464

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Vonage Holdings Corp. (a)	25,061	$403,983
		4,195,850
		14,262,362
Consumer, Cyclical — 13.2%
Airlines — 0.4%
Allegiant Travel Co. (a)	1,589	310,618
Frontier Group Holdings, Inc. (a)	3,700	58,423
Hawaiian Holdings, Inc. (a)	5,221	113,087
Mesa Air Group, Inc. (a)	3,670	28,112
SkyWest, Inc. (a)	5,156	254,397
Spirit Airlines, Inc. (a)	10,177	263,991
Sun Country Airlines Holdings, Inc. (a)	1,811	60,741
		1,089,369
Apparel — 0.8%
Crocs, Inc. (a)	6,414	920,281
Fossil Group, Inc. (a)	5,032	59,629
Kontoor Brands, Inc.	5,384	268,931
Oxford Industries, Inc.	1,652	148,961
PLBY Group, Inc. (a)	2,481	58,477
Rocky Brands, Inc.	717	34,136
Steven Madden Ltd.	8,500	341,360
Superior Group of Cos, Inc.	1,160	27,016
Torrid Holdings, Inc. (a)	1,330	20,522
Unifi, Inc. (a)	1,370	30,044
Urban Outfitters, Inc. (a)	7,117	211,304
Wolverine World Wide, Inc.	8,421	251,283
		2,371,944
Auto Manufacturers — 0.3%
Arcimoto, Inc. (a)	2,930	33,490
Blue Bird Corp. (a)	1,702	35,504
Canoo, Inc. (a) (b)	11,212	86,220
Fisker, Inc. (a)	16,914	247,790
Hyliion Holdings Corp. (a)	12,083	101,497
Lordstown Motors Corp. (a) (b)	10,153	81,021
Nikola Corp. (a) (b)	23,294	248,547
REV Group, Inc.	3,040	52,167
Wabash National Corp.	5,199	78,661
Workhorse Group, Inc. (a) (b)	12,377	94,684
XL Fleet Corp. (a) (b)	3,621	22,305
		1,081,886
Auto Parts & Equipment — 1.3%
Adient PLC (a)	9,823	407,163
Aeva Technologies, Inc. (a) (b)	8,075	64,116
American Axle & Manufacturing Holdings, Inc. (a)	11,613	102,311
Commercial Vehicle Group, Inc. (a)	3,417	32,325
Cooper-Standard Holding, Inc. (a)	1,787	39,153

	Number of Shares	Value
Dana, Inc.	15,067	$335,090
Dorman Products, Inc. (a)	2,778	262,993
Douglas Dynamics, Inc.	2,315	84,034
Fox Factory Holding Corp. (a)	4,382	633,374
Gentherm, Inc. (a)	3,452	279,370
The Goodyear Tire & Rubber Co. (a)	28,687	507,760
Meritor, Inc. (a)	7,013	149,447
Methode Electronics, Inc.	3,944	165,845
Miller Industries, Inc.	1,166	39,691
Modine Manufacturing Co. (a)	5,125	58,066
Motorcar Parts of America, Inc. (a)	2,006	39,117
Romeo Power, Inc. (a) (b)	13,258	65,627
The Shyft Group, Inc.	3,576	135,924
Standard Motor Products, Inc.	2,176	95,113
Tenneco, Inc. Class A (a)	6,959	99,305
Titan International, Inc. (a)	5,441	38,958
Velodyne Lidar, Inc. (a) (b)	7,887	46,691
Visteon Corp. (a)	2,875	271,371
XPEL, Inc. (a) (b)	1,865	141,479
		4,094,323
Distribution & Wholesale — 0.7%
A-Mark Precious Metals, Inc.	929	55,759
Avient Corp.	9,430	437,080
EVI Industries, Inc. (a)	606	16,483
G-III Apparel Group Ltd. (a)	4,631	131,057
Global Industrial Co.	1,285	48,689
H&E Equipment Services, Inc.	3,320	115,237
KAR Auction Services, Inc. (a)	12,330	202,089
Resideo Technologies, Inc. (a)	14,989	371,577
ScanSource, Inc. (a)	2,588	90,037
Titan Machinery, Inc. (a)	1,968	50,991
Veritiv Corp. (a)	1,515	135,683
VSE Corp.	1,071	51,590
WESCO International, Inc. (a)	4,621	532,894
		2,239,166
Entertainment — 1.9%
Accel Entertainment, Inc. (a)	5,752	69,829
AMC Entertainment Holdings, Inc. Class A (a) (b)	53,552	2,038,189
Bally’s Corp. (a)	3,377	169,323
Chicken Soup For The Soul Entertainment, Inc. (a)	743	16,992
Cinemark Holdings, Inc. (a) (b)	11,200	215,152
Eros STX Global Corp. (a) (b)	33,599	30,894
Esports Technologies, Inc. (a) (b)	1,162	39,008
Everi Holdings, Inc. (a)	8,846	213,896
GAN Ltd. (a)	4,103	61,012
Golden Entertainment, Inc. (a)	1,762	86,497

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Golden Nugget Online Gaming, Inc. (a)	4,208	$73,093
Hall of Fame Resort & Entertainment Co. (a) (b)	6,137	16,263
IMAX Corp. (a)	5,145	97,652
International Game Technology PLC (a) (b)	10,374	273,044
Liberty Media Corp-Liberty Braves Class A (a) (b)	1,062	28,579
Liberty Media Corp-Liberty Braves Class C (a)	3,773	99,683
Lions Gate Entertainment Corp. Class A (a)	5,935	84,218
Lions Gate Entertainment Corp. Class B (a)	12,255	159,315
Madison Square Garden Entertainment Corp. (a) (b)	2,705	196,572
Monarch Casino & Resort, Inc. (a)	1,337	89,566
NEOGAMES SA (a)	599	21,995
RCI Hospitality Holdings, Inc.	888	60,837
Red Rock Resorts, Inc. Class A (a)	6,386	327,091
Rush Street Interactive, Inc. (a)	5,634	108,229
Scientific Games Corp. Class A (a)	9,976	828,706
SeaWorld Entertainment, Inc. (a)	5,337	295,243
		5,700,878
Food Services — 0.1%
Healthcare Services Group, Inc.	7,786	194,572
Home Builders — 1.3%
Beazer Homes USA, Inc. (a)	3,102	53,509
Cavco Industries, Inc. (a)	958	226,797
Century Communities, Inc.	3,113	191,294
Forestar Group, Inc. (a)	1,786	33,273
Green Brick Partners, Inc. (a)	3,187	65,397
Hovnanian Enterprises, Inc. Class A (a)	544	52,436
Installed Building Products, Inc.	2,458	263,375
KB Home	8,671	337,475
Landsea Homes Corp. (a)	1,109	9,604
LCI Industries	2,570	345,999
LGI Homes, Inc. (a)	2,272	322,420
M.D.C. Holdings, Inc.	5,916	276,396
M/I Homes, Inc. (a)	2,946	170,279
Meritage Home Corp. (a)	3,890	377,330
Skyline Champion Corp. (a)	5,450	327,327
Taylor Morrison Home Corp. (a)	12,617	325,266
TRI Pointe Group, Inc. (a)	11,732	246,607
Winnebago Industries, Inc.	3,354	242,997
		3,867,781

	Number of Shares	Value
Home Furnishing — 0.6%
Aterian, Inc. (a) (b)	2,713	$29,382
Casper Sleep, Inc. (a)	3,245	13,856
Daktronics, Inc. (a)	3,757	20,400
Ethan Allen Interiors, Inc.	2,308	54,700
Flexsteel Industries, Inc.	649	20,041
Hamilton Beach Brands Holding Co. Class A	804	12,599
Herman Miller, Inc.	7,721	290,773
Hooker Furnishings Corp.	1,225	33,063
iRobot Corp. (a)	2,901	227,728
Kopin Corp. (a)	8,271	42,430
The Lovesac Co. (a)	1,313	86,776
Purple Innovation, Inc. (a)	5,938	124,817
Sleep Number Corp. (a)	2,399	224,259
Snap One Holdings Corp. (a)	1,379	22,988
Sonos, Inc. (a)	12,473	403,626
Traeger, Inc. (a)	2,367	49,541
Universal Electronics, Inc. (a)	1,339	65,946
VOXX International Corp. (a)	1,734	19,854
Weber, Inc. (a) (b)	1,785	31,398
		1,774,177
Housewares — 0.0%
Lifetime Brands, Inc.	1,363	24,793
Tupperware Brands Corp. (a)	5,124	108,219
		133,012
Leisure Time — 0.5%
Acushnet Holdings Corp.	3,561	166,299
Callaway Golf Co. (a)	11,990	331,284
Camping World Holdings, Inc. Class A	4,426	172,039
Clarus Corp.	2,497	63,998
Drive Shack, Inc. (a) (b)	8,087	22,724
Escalade, Inc.	991	18,740
F45 Training Holdings, Inc. (a)	2,147	32,119
Johnson Outdoors, Inc. Class A	535	56,603
Liberty TripAdvisor Holdings, Inc. Class A (a)	7,782	24,046
Lindblad Expeditions Holdings, Inc. (a) (b)	3,218	46,951
Malibu Boats, Inc. Class A (a)	2,146	150,177
Marine Products Corp.	869	10,871
MasterCraft Boat Holdings, Inc. (a)	2,002	50,210
Nautilus, Inc. (a) (b)	3,211	29,894
OneSpaWorld Holdings Ltd. (a)	5,597	55,802
OneWater Marine, Inc. Class A	1,095	44,030
Vista Outdoor, Inc. (a)	5,979	241,013
Xponential Fitness, Inc. (a)	940	11,929
		1,528,729

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Lodging — 0.2%
Bluegreen Vacations Holding Corp. (a)	1,611	$41,564
Century Casinos, Inc. (a)	2,889	38,915
Full House Resorts, Inc. (a)	3,496	37,093
Hilton Grand Vacations, Inc. (a)	8,869	421,898
The Marcus Corp. (a)	2,373	41,409
Target Hospitality Corp. (a)	2,836	10,578
		591,457
Office Furnishings — 0.1%
CompX International, Inc.	230	4,779
HNI Corp.	4,486	164,726
Interface, Inc.	5,984	90,658
Kimball International, Inc. Class B	3,620	40,544
Steelcase, Inc. Class A	9,278	117,645
		418,352
Retail — 4.9%
Abercrombie & Fitch Co. Class A (a)	6,367	239,590
Academy Sports & Outdoors, Inc. (a)	8,069	322,921
America’s Car-Mart, Inc. (a)	657	76,724
American Eagle Outfitters, Inc. (b)	15,777	407,047
Arko Corp. (a)	12,382	125,058
Asbury Automotive Group, Inc. (a)	2,009	395,251
Aspen Aerogels, Inc. (a)	2,273	104,581
Barnes & Noble Education, Inc. (a)	4,085	40,809
Bassett Furniture Industries, Inc.	1,037	18,780
Beacon Roofing Supply, Inc. (a)	5,792	276,626
Bed Bath & Beyond, Inc. (a)	10,904	188,367
Big 5 Sporting Goods Corp.	2,212	50,964
Big Lots, Inc.	3,551	153,971
Biglari Holdings, Inc. Class B (a)	90	15,463
BJ’s Restaurants, Inc. (a)	2,313	96,591
BJ’s Wholesale Club Holdings, Inc. (a)	14,244	782,281
Bloomin’ Brands, Inc. (a)	9,177	229,425
BlueLinx Holdings, Inc. (a)	981	47,951
Boot Barn Holdings, Inc. (a)	3,034	269,632
Brinker International, Inc. (a)	4,703	230,682
The Buckle, Inc.	3,062	121,225
Caleres, Inc.	3,790	84,214
Cannae Holdings, Inc. (a)	8,766	272,710
CarLotz, Inc. (a) (b)	7,474	28,476
Carrols Restaurant Group, Inc.	3,668	13,425
The Cato Corp. Class A	2,117	35,015
The Cheesecake Factory, Inc. (a)	4,774	224,378
Chico’s FAS, Inc. (a)	12,721	57,117
The Children’s Place, Inc. (a)	1,445	108,751
Chuy’s Holdings, Inc. (a)	2,021	63,722
Citi Trends, Inc. (a)	893	65,153

	Number of Shares	Value
Clean Energy Fuels Corp. (a)	15,983	$130,261
Conn’s, Inc. (a)	1,897	43,309
The Container Store Group, Inc. (a)	3,386	32,235
Cracker Barrel Old Country Store, Inc.	2,451	342,748
Dave & Buster’s Entertainment, Inc. (a)	4,467	171,220
Del Taco Restaurants, Inc.	3,207	27,997
Denny’s Corp. (a)	6,424	104,968
Designer Brands, Inc. Class A (a)	6,163	85,851
Dillard’s, Inc. Class A	622	107,307
Dine Brands Global, Inc. (a)	1,676	136,108
Duluth Holdings, Inc. Class B (a)	1,290	17,583
El Pollo Loco Holdings, Inc. (a)	1,929	32,600
Fiesta Restaurant Group, Inc. (a)	1,884	20,649
FirstCash, Inc.	4,125	360,938
Franchise Group, Inc.	2,934	103,893
Genesco, Inc. (a)	1,507	86,999
GMS, Inc. (a)	4,435	194,253
Group 1 Automotive, Inc.	1,824	342,693
GrowGeneration Corp. (a) (b)	5,581	137,683
Guess?, Inc.	4,148	87,149
Haverty Furniture Cos., Inc.	1,697	57,206
Hibbett, Inc.	1,656	117,145
Jack in the Box, Inc.	2,258	219,771
JOANN, Inc. (b)	1,292	14,393
Kirkland’s, Inc. (a) (b)	1,491	28,642
Kura Sushi USA, Inc. Class A (a)	429	18,739
La-Z-Boy, Inc.	4,690	151,159
Lazydays Holdings, Inc. (a)	818	17,456
Lumber Liquidators Holdings, Inc. (a)	2,907	54,303
Macy’s, Inc.	32,600	736,760
MarineMax, Inc. (a)	2,221	107,763
MedAvail Holdings, Inc. (a) (b)	1,307	3,816
Movado Group, Inc.	1,679	52,872
Murphy USA, Inc.	2,516	420,826
National Vision Holdings, Inc. (a)	8,463	480,445
Noodles & Co. (a)	4,286	50,575
Nu Skin Enterprises, Inc. Class A	5,145	208,218
The ODP Corp. (a)	4,946	198,631
The ONE Group Hospitality, Inc. (a)	2,177	23,272
OptimizeRx Corp. (a) (b)	1,767	151,167
Papa John’s International, Inc.	3,435	436,211
Party City Holdco, Inc. (a)	11,293	80,180
PC Connection, Inc.	1,173	51,647
PetMed Express, Inc. (b)	2,055	55,218
PriceSmart, Inc.	2,431	188,524
Red Robin Gourmet Burgers, Inc. (a)	1,616	37,265
Regis Corp. (a) (b)	2,657	9,246
Rite Aid Corp. (a)	5,625	79,875

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Rush Enterprises, Inc. Class A	4,420	$199,607
Rush Enterprises, Inc. Class B	644	29,476
Ruth’s Hospitality Group, Inc. (a)	3,444	71,325
Sally Beauty Holdings, Inc. (a)	11,694	197,044
Shake Shack, Inc. Class A (a)	3,868	303,483
Shift Technologies, Inc. (a)	6,631	46,019
Shoe Carnival, Inc.	1,794	58,161
Signet Jewelers Ltd.	5,411	427,253
Sonic Automotive, Inc. Class A	2,249	118,162
Sportsman’s Warehouse Holdings, Inc. (a)	4,461	78,514
Texas Roadhouse, Inc.	7,258	662,873
Tilly’s, Inc. Class A	2,366	33,148
TravelCenters of America, Inc. (a)	1,325	65,972
Vera Bradley, Inc. (a)	2,551	24,005
Wingstop, Inc.	3,098	507,855
Winmark Corp.	358	76,981
World Fuel Services Corp.	6,498	218,463
Zumiez, Inc. (a)	2,257	89,738
		14,972,748
Textiles — 0.1%
UniFirst Corp.	1,567	333,176
Toys, Games & Hobbies — 0.0%
Funko, Inc. Class A (a)	2,791	50,824
		40,442,394
Consumer, Non-cyclical — 25.7%
Agriculture — 0.3%
22nd Century Group, Inc. (a) (b)	17,119	50,672
The Andersons, Inc.	3,268	100,753
AppHarvest, Inc. (a) (b)	7,337	47,837
Cadiz, Inc. (a) (b)	2,251	15,847
Fresh Del Monte Produce, Inc.	3,488	112,383
Greenlane Holdings, Inc. Class A (a)	1,759	4,169
Limoneira Co.	1,726	27,909
Tejon Ranch Co. (a)	2,205	39,161
Turning Point Brands, Inc.	1,489	71,100
Universal Corp.	2,524	121,985
Vector Group Ltd.	14,893	189,886
Vital Farms, Inc. (a)	2,614	45,928
		827,630
Beverages — 0.4%
Celsius Holdings, Inc. (a) (b)	5,594	503,964
Coca-Cola Consolidated, Inc.	488	192,360
The Duckhorn Portfolio, Inc. (a)	2,051	46,947
MGP Ingredients, Inc.	1,467	95,502
National Beverage Corp.	2,420	127,026
NewAge, Inc. (a)	14,842	20,630
Primo Water Corp.	16,299	256,220

	Number of Shares	Value
Zevia PBC (a)	1,025	$11,798
		1,254,447
Biotechnology — 8.8%
4D Molecular Therapeutics, Inc. (a)	2,207	59,523
89bio, Inc. (a) (b)	1,074	21,040
9 Meters Biopharma, Inc. (a)	23,684	30,789
Absci Corp. (a)	1,447	16,829
ACADIA Pharmaceuticals, Inc. (a)	12,337	204,918
Acumen Pharmaceuticals, Inc. (a)	996	14,801
Adagio Therapeutics, Inc. (a)	2,171	91,703
Adicet Bio, Inc. (a)	2,334	18,299
Adverum Biotechnologies, Inc. (a) (b)	9,256	20,086
Aerovate Therapeutics, Inc. (a)	1,053	22,092
Affimed NV (a)	11,926	73,703
Agenus, Inc. (a)	21,689	113,867
Akero Therapeutics, Inc. (a)	2,615	58,445
Akouos, Inc. (a)	2,561	29,733
Akoya Biosciences, Inc. (a)	851	11,880
Albireo Pharma, Inc. (a) (b)	1,768	55,162
Aldeyra Therapeutics, Inc. (a)	5,074	44,550
Aligos Therapeutics, Inc. (a)	2,181	33,827
Allakos, Inc. (a)	3,618	383,038
Allogene Therapeutics, Inc. (a)	7,018	180,363
Allovir, Inc. (a) (b)	3,022	75,731
Alpha Teknova, Inc. (a)	718	17,871
Alpine Immune Sciences, Inc. (a) (b)	1,299	13,860
Altimmune, Inc. (a)	4,176	47,231
ALX Oncology Holdings, Inc. (a)	1,831	135,238
Amicus Therapeutics, Inc. (a)	27,202	259,779
AnaptysBio, Inc. (a)	2,049	55,569
Anavex Life Sciences Corp. (a) (b)	6,701	120,283
Angion Biomedica Corp. (a)	2,276	22,237
ANI Pharmaceuticals, Inc. (a)	1,057	34,691
Annexon, Inc. (a)	3,303	61,469
Apellis Pharmaceuticals, Inc. (a)	6,716	221,359
Applied Molecular Transport, Inc. (a)	2,641	68,323
Applied Therapeutics, Inc. (a) (b)	1,892	31,407
Arbutus Biopharma Corp. (a) (b)	8,028	34,440
Arcturus Therapeutics Holdings, Inc. (a)	2,179	104,113
Arcus Biosciences, Inc. (a)	4,687	163,436
Arcutis Biotherapeutics, Inc. (a)	2,817	67,298
Ardelyx, Inc. (a) (b)	9,428	12,445
Arena Pharmaceuticals, Inc. (a)	6,326	376,713
Arrowhead Pharmaceuticals, Inc. (a)	10,501	655,577
Atara Biotherapeutics, Inc. (a)	8,518	152,472
Atea Pharmaceuticals, Inc. (a)	6,684	234,341
Athersys, Inc. (a) (b)	20,322	27,028
Athira Pharma, Inc. (a) (b)	3,436	32,230

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Atossa Therapeutics, Inc. (a)	12,275	$40,016
Atreca, Inc. Class A (a) (b)	2,891	18,011
Avalo Therapeutics, Inc. (a) (b)	5,904	12,871
Avid Bioservices, Inc. (a)	6,222	134,209
Avidity Biosciences, Inc. (a) (b)	3,967	97,707
Avrobio, Inc. (a)	4,070	22,711
Axsome Therapeutics, Inc. (a) (b)	2,852	94,002
Beam Therapeutics, Inc. (a)	5,164	449,320
Berkeley Lights, Inc. (a)	5,003	97,859
BioAtla, Inc. (a)	1,632	48,046
BioCryst Pharmaceuticals, Inc. (a)	18,411	264,566
Biodesix, Inc. (a)	1,370	11,261
Biohaven Pharmaceutical Holding Co. Ltd. (a)	5,773	801,927
Biomea Fusion, Inc. (a)	962	11,515
Black Diamond Therapeutics, Inc. (a) (b)	2,429	20,549
Bluebird Bio, Inc. (a)	6,949	132,795
Blueprint Medicines Corp. (a)	6,067	623,748
Bolt Biotherapeutics, Inc. (a) (b)	2,404	30,411
Bridgebio Pharma, Inc. (a) (b)	11,141	522,179
Brooklyn ImmunoTherapeutics, Inc. (a)	3,116	28,979
C4 Therapeutics, Inc. (a)	3,991	178,318
Cara Therapeutics, Inc. (a)	4,665	72,074
Cardiff Oncology, Inc. (a) (b)	4,032	26,853
Caribou Biosciences, Inc. (a)	2,020	48,217
Cassava Sciences, Inc. (a) (b)	3,959	245,775
CEL-SCI Corp. (a)	3,826	42,048
Celldex Therapeutics, Inc. (a)	4,763	257,154
Century Therapeutics, Inc. (a)	1,241	31,224
Cerevel Therapeutics Holdings, Inc. (a)	4,146	122,307
ChemoCentryx, Inc. (a)	5,553	94,956
Chinook Therapeutics, Inc. (a)	3,507	44,749
ChromaDex Corp. (a) (b)	5,003	31,369
Clene, Inc. (a)	2,013	13,749
Codex DNA, Inc. (a)	793	8,826
Codiak Biosciences, Inc. (a) (b)	1,592	25,997
Cogent Biosciences, Inc. (a)	3,958	33,287
Cortexyme, Inc. (a)	2,063	189,095
Crinetics Pharmaceuticals, Inc. (a)	3,923	82,579
Cue Biopharma, Inc. (a)	3,154	45,954
Cullinan Management, Inc. (a) (b)	2,728	61,571
Curis, Inc. (a)	8,906	69,734
Cymabay Therapeutics, Inc. (a)	7,379	26,933
Cyteir Therapeutics, Inc. (a) (b)	870	15,268
Cytek Biosciences, Inc. (a)	1,689	36,161
CytomX Therapeutics, Inc. (a)	6,788	34,551

	Number of Shares	Value
Day One Biopharmaceuticals, Inc. (a)	1,157	$27,456
Deciphera Pharmaceuticals, Inc. (a)	4,032	137,007
Denali Therapeutics, Inc. (a)	9,431	475,794
Design Therapeutics, Inc. (a)	1,502	22,064
Dicerna Pharmaceuticals, Inc. (a)	7,193	145,011
Dynavax Technologies Corp. (a) (b)	11,161	214,403
Dyne Therapeutics, Inc. (a) (b)	3,169	51,465
Edgewise Therapeutics, Inc. (a)	1,376	22,842
Editas Medicine, Inc. (a) (b)	7,084	291,011
Eiger BioPharmaceuticals, Inc. (a)	3,429	22,906
Eliem Therapeutics, Inc. (a)	736	13,233
Emergent BioSolutions, Inc. (a)	5,075	254,105
Epizyme, Inc. (a)	9,502	48,650
Erasca, Inc. (a)	2,179	46,238
Esperion Therapeutics, Inc. (a) (b)	2,710	32,655
Evelo Biosciences, Inc. (a) (b)	2,969	20,902
Evolus, Inc. (a)	3,221	24,544
Exagen, Inc. (a)	1,106	15,042
EyePoint Pharmaceuticals, Inc. (a)	2,253	23,476
Fate Therapeutics, Inc. (a)	8,406	498,224
FibroGen, Inc. (a)	8,863	90,580
Finch Therapeutics Group, Inc. (a)	843	10,959
Forma Therapeutics Holdings, Inc. (a)	3,476	80,608
Forte Biosciences, Inc. (a) (b)	1,258	3,724
Frequency Therapeutics, Inc. (a) (b)	3,414	24,103
Gemini Therapeutics, Inc. (a)	2,441	9,862
Generation Bio Co., (a)	4,519	113,291
Geron Corp. (a) (b)	31,007	42,480
Global Blood Therapeutics, Inc. (a)	6,145	156,575
Gossamer Bio, Inc. (a)	6,345	79,757
Graphite Bio, Inc. (a)	1,706	27,961
Greenwich Lifesciences, Inc. (a)	450	17,581
GT Biopharma, Inc. (a)	1,834	12,361
Halozyme Therapeutics, Inc. (a)	14,605	594,131
Harvard Bioscience, Inc. (a)	3,891	27,159
Homology Medicines, Inc. (a) (b)	4,470	35,179
Humanigen, Inc. (a) (b)	4,811	28,529
iBio, Inc. (a) (b)	23,046	24,429
Icosavax, Inc. (a)	1,408	41,663
IGM Biosciences, Inc. (a)	822	54,055
Ikena Oncology, Inc. (a)	1,011	12,759
Imago Biosciences, Inc. (a)	1,022	20,471
Immunic, Inc. (a)	1,855	16,417
ImmunityBio, Inc. (a)	7,170	69,836
ImmunoGen, Inc. (a)	20,299	115,095
Immunovant, Inc. (a)	4,165	36,194
Impel Neuropharma, Inc. (a)	604	7,357
Infinity Pharmaceuticals, Inc. (a) (b)	9,327	31,898
Inhibrx, Inc. (a)	2,882	95,999

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Innoviva, Inc. (a)	4,509	$75,345
Inovio Pharmaceuticals, Inc. (a)	21,356	152,909
Inozyme Pharma, Inc. (a)	1,608	18,637
Insmed, Inc. (a)	11,871	326,927
Instil Bio, Inc. (a)	1,801	32,193
Intercept Pharmaceuticals, Inc. (a) (b)	2,987	44,357
Intra-Cellular Therapies, Inc. (a)	7,310	272,517
iTeos Therapeutics, Inc. (a)	2,048	55,296
IVERIC bio, Inc. (a)	10,799	175,376
Janux Therapeutics, Inc. (a)	1,392	30,109
Kadmon Holdings, Inc. (a)	17,921	156,092
Kaleido Biosciences, Inc. (a) (b)	2,166	11,826
Karuna Therapeutics, Inc. (a) (b)	2,295	280,747
Karyopharm Therapeutics, Inc. (a)	7,542	43,894
KemPharm, Inc. (a)	3,044	28,401
Keros Therapeutics, Inc. (a)	1,652	65,353
Kezar Life Sciences, Inc. (a)	3,547	30,646
Kiniksa Pharmaceuticals Ltd. Class A (a)	3,121	35,548
Kinnate Biopharma, Inc. (a) (b)	2,698	62,108
Kodiak Sciences, Inc. (a) (b)	3,466	332,667
Kronos Bio, Inc. (a) (b)	3,997	83,777
Krystal Biotech, Inc. (a)	1,836	95,858
Kymera Therapeutics, Inc. (a)	3,556	208,879
Lexicon Pharmaceuticals, Inc. (a)	7,235	34,800
Ligand Pharmaceuticals, Inc. (a)	1,563	217,757
Lineage Cell Therapeutics, Inc. (a)	13,512	34,050
MacroGenics, Inc. (a)	6,202	129,870
Magenta Therapeutics, Inc. (a)	2,928	21,316
MaxCyte, Inc. (a) (b)	1,620	19,780
MEI Pharma, Inc. (a)	11,608	32,038
MeiraGTx Holdings PLC (a) (b)	3,071	40,476
Mersana Therapeutics, Inc. (a)	7,374	69,537
Mind Medicine MindMed, Inc. (a) (b)	36,677	85,457
Molecular Templates, Inc. (a)	3,629	24,351
Monte Rosa Therapeutics, Inc. (a)	1,217	27,115
Mustang Bio, Inc. (a)	7,758	20,869
Myriad Genetics, Inc. (a)	8,021	258,998
NeoGenomics, Inc. (a)	11,750	566,820
NGM Biopharmaceuticals, Inc. (a)	3,246	68,231
Nkarta, Inc. (a)	1,464	40,714
Nurix Therapeutics, Inc. (a)	3,232	96,831
Nuvalent, Inc., Class A (a)	1,128	25,436
Nuvation Bio, Inc. (a)	7,031	69,888
Olema Pharmaceuticals, Inc. (a)	2,654	73,144
Omega Therapeutics, Inc. (a)	772	14,552
Omeros Corp. (a) (b)	6,184	85,277
Oncocyte Corp. (a)	6,271	22,325
Oncorus, Inc. (a)	2,278	21,277

	Number of Shares	Value
Oncternal Therapeutics, Inc. (a)	4,935	$20,579
Organogenesis Holdings, Inc. (a)	3,889	55,379
Oyster Point Pharma, Inc. (a)	1,239	14,682
Pacific Biosciences of California, Inc. (a)	20,165	515,216
Phathom Pharmaceuticals, Inc. (a) (b)	2,071	66,479
Pliant Therapeutics, Inc. (a) (b)	2,558	43,179
Portage Biotech, Inc. (a) (b)	478	9,713
Poseida Therapeutics, Inc. (a)	3,075	22,417
Praxis Precision Medicines, Inc. (a)	3,413	63,106
Precigen, Inc. (a)	10,097	50,384
Precision BioSciences, Inc. (a)	5,101	58,866
Prelude Therapeutics, Inc. (a)	1,083	33,844
Prothena Corp. PLC (a)	3,621	257,924
Provention Bio, Inc. (a) (b)	5,766	36,902
PTC Therapeutics, Inc. (a)	7,154	266,200
Puma Biotechnology, Inc. (a)	3,523	24,696
Radius Health, Inc. (a)	4,748	58,923
Rain Therapeutics, Inc. (a)	827	12,372
Rallybio Corp. (a)	734	12,904
RAPT Therapeutics, Inc. (a)	2,246	69,738
Recursion Pharmaceuticals, Inc. Class A (a)	2,969	68,317
REGENXBIO, Inc. (a)	4,082	171,117
Relay Therapeutics, Inc. (a)	6,208	195,738
Replimune Group, Inc. (a)	3,044	90,224
Revolution Medicines, Inc. (a)	6,132	168,691
Rigel Pharmaceuticals, Inc. (a)	17,471	63,420
Rocket Pharmaceuticals, Inc. (a)	4,198	125,478
Rubius Therapeutics, Inc. (a)	4,715	84,304
Sana Biotechnology, Inc. (a) (b)	8,930	201,104
Sangamo Therapeutics, Inc. (a)	12,225	110,147
Scholar Rock Holding Corp. (a)	2,846	93,975
Seelos Therapeutics, Inc. (a)	10,463	25,216
Seer, Inc. (a) (b)	4,304	148,617
Selecta Biosciences, Inc. (a)	9,657	40,173
Sensei Biotherapeutics, Inc. (a)	2,178	22,913
Sesen Bio, Inc. (a) (b)	19,066	15,123
Shattuck Labs, Inc. (a) (b)	2,828	57,635
Sigilon Therapeutics, Inc. (a) (b)	1,550	8,757
Silverback Therapeutics, Inc. (a) (b)	2,151	21,467
Singular Genomics Systems, Inc. (a)	1,233	13,797
Solid Biosciences, Inc. (a)	6,648	15,889
Sorrento Therapeutics, Inc. (a) (b)	28,727	219,187
SpringWorks Therapeutics, Inc. (a)	3,013	191,145
Spruce Biosciences, Inc. (a)	876	5,265
SQZ Biotechnologies Co. (a)	2,427	34,997
Stoke Therapeutics, Inc. (a)	2,017	51,312
Surface Oncology, Inc. (a) (b)	3,706	28,054

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Sutro Biopharma, Inc. (a)	4,443	$83,928
Syndax Pharmaceuticals, Inc. (a)	4,609	88,078
Talaris Therapeutics, Inc. (a)	993	13,465
Tarsus Pharmaceuticals, Inc. (a)	940	20,257
Taysha Gene Therapies, Inc. (a) (b)	2,337	43,515
TCR2 Therapeutics, Inc. (a)	3,248	27,640
Tenaya Therapeutics, Inc. (a)	1,460	30,149
Terns Pharmaceuticals, Inc. (a)	1,422	14,817
TG Therapeutics, Inc. (a)	13,274	441,759
Theravance Biopharma, Inc. (a) (b)	6,214	45,984
TransMedics Group, Inc. (a)	2,650	87,688
Travere Therapeutics, Inc. (a)	6,028	146,179
Trillium Therapeutics, Inc. (a)	10,276	180,447
Turning Point Therapeutics, Inc. (a)	4,755	315,875
Twist Bioscience Corp. (a)	4,890	523,083
UroGen Pharma Ltd. (a) (b)	2,045	34,397
Vaxart, Inc. (a)	12,306	97,833
VBI Vaccines, Inc. (a)	19,761	61,457
Vera Therapeutics, Inc. (a)	738	12,804
Veracyte, Inc. (a)	6,986	324,500
Verastem, Inc. (a)	18,187	56,016
Vericel Corp. (a)	4,815	234,972
Veru, Inc. (a)	6,746	57,543
Verve Therapeutics, Inc. (a)	1,669	78,443
Viking Therapeutics, Inc. (a) (b)	7,140	44,839
Vincerx Pharma, Inc. (a)	1,360	21,991
Vir Biotechnology, Inc. (a)	6,227	270,999
Viracta Therapeutics, Inc. (a)	3,864	30,989
VistaGen Therapeutics, Inc. (a)	20,389	55,866
Vor BioPharma, Inc. (a)	1,990	31,203
WaVe Life Sciences Ltd. (a)	4,202	20,590
Werewolf Therapeutics, Inc. (a)	845	14,500
XBiotech, Inc.	1,483	19,205
Xencor, Inc. (a)	5,783	188,873
XOMA Corp. (a) (b)	680	16,830
Y-mAbs Therapeutics, Inc. (a)	3,597	102,658
Zentalis Pharmaceuticals, Inc. (a)	3,718	247,767
ZIOPHARM Oncology, Inc. (a) (b)	22,277	40,544
		26,892,880
Commercial Services — 4.7%
2U, Inc. (a)	7,424	249,224
The Aaron’s Co., Inc.	3,405	93,774
ABM Industries, Inc.	7,005	315,295
Acacia Research Corp. (a)	5,240	35,580
Adtalem Global Education, Inc. (a)	5,133	194,079
Alarm.com Holdings, Inc. (a)	4,906	383,600
Alta Equipment Group, Inc. (a)	2,039	27,995
American Public Education, Inc. (a)	1,954	50,042

	Number of Shares	Value
AMN Healthcare Services, Inc. (a)	4,899	$562,160
API Group Corp. (a) (b) (e)	20,546	418,111
Arlo Technologies, Inc. (a)	8,833	56,620
ASGN, Inc. (a)	5,397	610,617
Avis Budget Group, Inc. (a)	5,054	588,842
Barrett Business Services, Inc.	794	60,550
BrightView Holdings, Inc. (a)	4,157	61,357
The Brink’s Co.	5,048	319,538
CAI International, Inc.	1,670	93,370
Carriage Services, Inc.	1,688	75,268
Cass Information Systems, Inc.	1,507	63,068
CBIZ, Inc. (a)	5,231	169,171
Cimpress PLC (a)	1,746	151,605
CoreCivic, Inc. (a)	12,280	109,292
Corvel Corp. (a)	911	169,646
Coursera, Inc. (a)	5,966	188,824
CRA International, Inc.	726	72,121
Cross Country Healthcare, Inc. (a)	3,724	79,098
Custom Truck One Source, Inc. (a) (b)	4,862	45,362
Deluxe Corp.	4,351	156,157
Emerald Holding, Inc. (a)	2,576	11,180
Ennis, Inc.	2,714	51,159
European Wax Center, Inc. (a)	1,048	29,354
EVERTEC, Inc.	6,290	287,579
Evo Payments, Inc. Class A (a)	4,874	115,416
First Advantage Corp. (a)	3,119	59,417
Forrester Research, Inc. (a)	1,153	56,797
Franklin Covey Co. (a)	1,318	53,761
GP Strategies Corp. (a)	1,347	27,883
Graham Holdings Co. Class B	402	236,842
Green Dot Corp. Class A (a)	5,544	279,030
GreenSky, Inc. Class A (a)	7,568	84,610
The Hackett Group, Inc.	2,521	49,462
HealthEquity, Inc. (a)	8,479	549,100
Heidrick & Struggles International, Inc.	1,988	88,724
Herc Holdings, Inc. (a)	2,587	422,871
HireQuest, Inc. (b)	563	10,883
Huron Consulting Group, Inc. (a)	2,321	120,692
ICF International, Inc.	1,918	171,258
Insperity, Inc.	3,774	417,933
John Wiley & Sons, Inc. Class A	4,487	234,266
Kelly Services, Inc. Class A	3,600	67,968
Kforce, Inc.	2,126	126,795
Korn Ferry	5,716	413,610
Laureate Education, Inc. Class A (a)	10,275	174,572
LiveRamp Holdings, Inc. (a)	6,847	323,384
Marathon Digital Holdings, Inc. (a)	9,893	312,421
Medifast, Inc.	1,209	232,902

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MoneyGram International, Inc. (a) (b)	9,445	$75,749
Monro, Inc.	3,437	197,662
Multiplan Corp. (a) (b)	23,467	132,119
National Research Corp. Class A	1,448	61,062
Paya Holdings, Inc. Class A (a)	8,492	92,308
Perdoceo Education Corp. (a)	7,241	76,465
Priority Technology Holdings, Inc. (a)	994	6,640
PROG Holdings, Inc.	6,876	288,861
Progyny, Inc. (a)	6,545	366,520
Rent-A-Center, Inc.	6,842	384,589
Repay Holdings Corp. (a)	8,962	206,395
Resources Connection, Inc.	3,298	52,042
Riot Blockchain, Inc. (a) (b)	8,738	224,567
RR Donnelley & Sons Co. (a)	7,565	38,884
ShotSpotter, Inc. (a)	844	30,696
SP Plus Corp. (a)	2,365	72,535
StoneMor, Inc. (a)	3,567	8,810
Strategic Education, Inc.	2,526	178,083
Stride, Inc. (a)	4,164	149,654
Team, Inc. (a)	2,929	8,816
Textainer Group Holdings Ltd. (a)	4,962	173,223
Transcat, Inc. (a)	752	48,489
TriNet Group, Inc. (a)	4,208	397,993
Triton International Ltd.	6,930	360,637
TrueBlue, Inc. (a)	3,625	98,165
Vectrus, Inc. (a)	1,211	60,889
Viad Corp. (a)	2,089	94,861
Vivint Smart Home, Inc. (a)	9,430	89,114
Willdan Group, Inc. (a) (b)	1,127	40,110
WW International, Inc. (a)	5,395	98,459
		14,524,632
Cosmetics & Personal Care — 0.2%
The Beauty Health Co. (a) (b)	9,042	234,821
Edgewell Personal Care Co.	5,631	204,405
elf Beauty, Inc. (a)	4,964	144,204
The Honest Co., Inc. (a) (b)	2,666	27,673
Inter Parfums, Inc.	1,851	138,399
Revlon, Inc. Class A (a)	815	8,240
		757,742
Food — 1.5%
AquaBounty Technologies, Inc. (a)	5,599	22,788
B&G Foods, Inc. (b)	6,657	198,978
BellRing Brands, Inc. Class A (a)	4,136	127,182
Cal-Maine Foods, Inc.	3,691	133,466
Calavo Growers, Inc.	1,757	67,188
The Chefs’ Warehouse, Inc. (a)	3,223	104,973
HF Foods Group, Inc. (a) (b)	3,835	23,202
Hostess Brands, Inc. (a)	13,663	237,326

	Number of Shares	Value
Ingles Markets, Inc. Class A	1,457	$96,206
J&J Snack Foods Corp.	1,530	233,815
John B Sanfilippo & Son, Inc.	925	75,591
Krispy Kreme, Inc. (a) (b)	2,276	31,864
Laird Superfood, Inc. (a) (b)	691	13,184
Lancaster Colony Corp.	1,968	332,218
Landec Corp. (a) (b)	2,697	24,866
Mission Produce, Inc. (a) (b)	3,794	69,734
Nathan’s Famous, Inc.	311	19,024
Natural Grocers by Vitamin Cottage, Inc.	1,081	12,129
Performance Food Group Co. (a)	15,703	729,561
Sanderson Farms, Inc.	2,111	397,290
Seneca Foods Corp. Class A (a)	681	32,838
The Simply Good Foods Co. (a)	8,826	304,409
SpartanNash Co.	3,711	81,271
Sprouts Farmers Market, Inc. (a)	11,926	276,325
Tattooed Chef, Inc. (a) (b)	4,896	90,233
Tootsie Roll Industries, Inc. (b)	1,617	49,205
TreeHouse Foods, Inc. (a)	5,402	215,432
United Natural Foods, Inc. (a)	5,796	280,642
Utz Brands, Inc.	5,871	100,570
Village Super Market, Inc. Class A	828	17,951
Weis Markets, Inc.	1,712	89,966
Whole Earth Brands, Inc. (a) (b)	3,922	45,299
		4,534,726
Health Care – Products — 4.0%
Accelerate Diagnostics, Inc. (a)	3,529	20,574
Accuray, Inc. (a)	9,715	38,374
Acutus Medical, Inc. (a) (b)	1,933	17,088
Alphatec Holdings, Inc. (a)	7,435	90,633
AngioDynamics, Inc. (a)	3,820	99,091
Apria, Inc. (a)	1,584	58,846
Apyx Medical Corp. (a)	3,327	46,079
Asensus Surgical, Inc. (a)	24,773	45,830
Aspira Women’s Health, Inc. (a) (b)	7,767	25,243
AtriCure, Inc. (a)	4,642	322,851
Atrion Corp.	146	101,835
Avanos Medical, Inc. (a)	4,955	154,596
Avita Medical, Inc. (a)	2,518	44,619
AxoGen, Inc. (a)	3,913	61,825
Axonics Inc. (a)	4,745	308,852
BioLife Solutions, Inc. (a)	2,507	106,096
Bionano Genomics, Inc. (a)	29,088	159,984
Bioventus, Inc. Class A (a)	1,668	23,619
Butterfly Network, Inc. (a) (b)	18,910	197,420
Cardiovascular Systems, Inc. (a)	4,049	132,929
CareDx, Inc. (a)	5,228	331,298
Castle Biosciences, Inc. (a)	2,205	146,632

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Celcuity, Inc. (a)	980	$17,640
Cerus Corp. (a)	17,323	105,497
ClearPoint Neuro, Inc. (a) (b)	2,030	36,033
CONMED Corp.	3,011	393,929
CryoLife, Inc. (a)	3,920	87,377
Cutera, Inc. (a)	1,806	84,160
Cvrx, Inc. (a)	841	13,910
CytoSorbents Corp. (a) (b)	4,290	34,835
Dermtech, Inc. (a) (b)	2,556	82,073
Eargo, Inc. (a)	2,104	14,160
Glaukos Corp. (a)	4,656	224,280
Haemonetics Corp. (a)	5,233	369,397
Hanger, Inc. (a)	3,875	85,095
Inari Medical, Inc. (a)	3,521	285,553
InfuSystem Holdings, Inc. (a)	1,996	26,008
Inogen, Inc. (a)	2,051	88,378
Inspire Medical Systems, Inc. (a)	2,788	649,269
Integer Holdings Corp. (a)	3,412	304,828
Intersect ENT, Inc. (a)	3,421	93,051
Invacare Corp. (a)	3,577	17,027
iRadimed Corp. (a)	688	23,110
iRhythm Technologies, Inc. (a)	3,055	178,901
Lantheus Holdings, Inc. (a)	6,970	178,990
LeMaitre Vascular, Inc.	1,944	103,207
LivaNova PLC (a)	5,541	438,792
Meridian Bioscience, Inc. (a)	4,375	84,175
Merit Medical Systems, Inc. (a)	5,332	382,838
MiMedx Group, Inc. (a)	11,299	68,472
Misonix, Inc. (a)	1,261	31,903
NanoString Technologies, Inc. (a)	4,695	225,407
Natus Medical, Inc. (a)	3,493	87,604
Neogen Corp. (a)	11,176	485,374
NeuroPace, Inc. (a)	777	12,315
Nevro Corp. (a)	3,586	417,339
NuVasive, Inc. (a)	5,371	321,454
Omnicell, Inc. (a)	4,468	663,185
OraSure Technologies, Inc. (a)	7,368	83,332
Orthofix Medical, Inc. (a)	1,955	74,525
OrthoPediatrics Corp. (a)	1,432	93,810
PAVmed, Inc. (a)	7,317	62,487
Pulmonx Corp. (a)	2,731	98,261
Pulse Biosciences, Inc. (a)	1,438	31,061
Quanterix Corp. (a)	3,189	158,780
Quotient Ltd. (a) (b)	8,690	20,335
Rapid Micro Biosystems, Inc., Class A (a)	830	15,330
Retractable Technologies, Inc. (a)	1,912	21,089
RxSight, Inc. (a)	859	10,884
SeaSpine Holdings Corp. (a)	3,363	52,900

	Number of Shares	Value
Sera Prognostics, Inc., Class A (a)	459	$5,099
Shockwave Medical, Inc. (a)	3,499	720,374
SI-BONE, Inc. (a)	3,319	71,093
Sientra, Inc. (a)	6,120	35,068
Silk Road Medical, Inc. (a)	3,507	192,990
Soliton, Inc. (a)	1,222	24,880
STAAR Surgical Co. (a)	4,930	633,653
Stereotaxis, Inc. (a)	5,312	28,579
Surmodics, Inc. (a)	1,387	77,117
Tactile Systems Technology, Inc. (a)	1,974	87,744
Talis Biomedical Corp. (a)	1,648	10,300
Treace Medical Concepts, Inc. (a)	1,219	32,791
Utah Medical Products, Inc.	357	33,144
Varex Imaging Corp. (a)	3,974	112,067
ViewRay, Inc. (a)	14,283	102,980
Zynex, Inc. (a)	2,093	23,839
		12,164,392
Health Care – Services — 2.2%
Accolade, Inc. (a) (b)	5,201	219,326
Addus HomeCare Corp. (a)	1,595	127,201
Agiliti, Inc. (a)	2,377	45,258
American Well Corp. Class A (a)	18,944	172,580
Aveanna Healthcare Holdings, Inc. (a)	3,939	31,591
Brookdale Senior Living, Inc. (a)	19,034	119,914
Community Health Systems, Inc. (a)	12,857	150,427
The Ensign Group, Inc.	5,449	408,076
Fulgent Genetics, Inc. (a) (b)	2,145	192,943
Innovage Holding Corp. (a)	1,786	11,805
Inotiv, Inc. (a)	1,318	38,538
Invitae Corp. (a) (b)	20,757	590,122
The Joint Corp. (a)	1,424	139,580
LHC Group, Inc. (a)	3,170	497,405
LifeStance Health Group, Inc. (a)	4,886	70,847
Magellan Health, Inc. (a)	2,464	232,971
MEDNAX, Inc. (a)	7,895	224,455
Medpace Holdings, Inc. (a)	3,004	568,597
ModivCare, Inc. (a)	1,290	234,290
National HealthCare Corp.	1,308	91,534
Neuronetics, Inc. (a)	2,787	18,283
Ontrak, Inc. (a)	954	9,578
OPKO Health, Inc. (a) (b)	41,375	151,019
Ortho Clinical Diagnostics Holdings PLC Class H (a)	11,475	212,058
The Pennant Group, Inc. (a)	2,625	73,736
Personalis, Inc. (a)	3,790	72,920
R1 RCM, Inc. (a)	12,321	271,185
RadNet, Inc. (a)	4,671	136,907
Select Medical Holdings Corp.	11,468	414,798
SOC Telemed, Inc. (a)	6,259	14,145

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Surgery Partners, Inc. (a)	3,282	$138,960
Tenet Healthcare Corp. (a)	11,025	732,501
Tivity Health, Inc. (a)	4,539	104,669
Triple-S Management Corp. Class B (a)	2,326	82,271
U.S. Physical Therapy, Inc.	1,339	148,093
Vapotherm, Inc. (a)	2,320	51,666
Viemed Healthcare, Inc. (a)	3,805	21,118
		6,821,367
Household Products & Wares — 0.4%
ACCO Brands Corp.	9,612	82,567
Central Garden & Pet Co. (a)	992	47,616
Central Garden & Pet Co. Class A (a)	4,242	182,406
Helen of Troy Ltd. (a)	2,502	562,149
Quanex Building Products Corp.	3,438	73,608
WD-40 Co.	1,419	328,470
		1,276,816
Pharmaceuticals — 3.2%
Aclaris Therapeutics, Inc. (a)	5,377	96,786
AdaptHealth Corp. (a)	7,434	173,138
Aeglea BioTherapeutics, Inc. (a)	4,329	34,416
Aerie Pharmaceuticals, Inc. (a)	4,276	48,746
Agios Pharmaceuticals, Inc. (a) (b)	6,101	281,561
Akebia Therapeutics, Inc. (a)	17,828	51,345
Alector, Inc. (a)	6,034	137,696
Alkermes PLC (a)	16,602	512,006
Amneal Pharmaceuticals, Inc. (a)	10,572	56,454
Amphastar Pharmaceuticals, Inc. (a)	3,779	71,839
Ampio Pharmaceuticals, Inc. (a) (b)	19,481	32,338
Anika Therapeutics, Inc. (a)	1,528	65,032
Antares Pharma, Inc. (a)	17,175	62,517
Arvinas, Inc. (a)	4,522	371,618
Athenex, Inc. (a) (b)	9,214	27,734
Beyondspring, Inc. (a)	2,395	37,745
BioDelivery Sciences International, Inc. (a)	9,670	34,909
Bioxcel Therapeutics, Inc. (a) (b)	1,837	55,753
Catalyst Pharmaceuticals, Inc. (a)	10,255	54,351
Chimerix, Inc. (a)	7,695	47,632
Citius Pharmaceuticals, Inc. (a)	12,127	24,618
Clovis Oncology, Inc. (a)	11,990	53,475
Coherus Biosciences, Inc. (a)	6,569	105,564
Collegium Pharmaceutical, Inc. (a)	3,595	70,965
Corcept Therapeutics, Inc. (a)	10,014	197,075
CorMedix, Inc. (a)	4,229	19,665
Covetrus, Inc. (a)	10,684	193,808
Cytokinetics, Inc. (a)	8,210	293,425
Durect Corp. (a) (b)	23,223	29,725

	Number of Shares	Value
Eagle Pharmaceuticals, Inc. (a)	1,188	$66,267
Enanta Pharmaceuticals, Inc. (a)	1,982	112,597
Endo International PLC (a)	23,258	75,356
Flexion Therapeutics, Inc. (a)	5,140	31,354
Foghorn Therapeutics, Inc. (a) (b)	2,088	29,086
Fortress Biotech, Inc. (a) (b)	7,639	24,598
Fulcrum Therapeutics, Inc. (a) (b)	2,806	79,157
G1 Therapeutics, Inc. (a) (b)	3,977	53,371
Gritstone bio, Inc. (a)	4,292	46,354
Harmony Biosciences Holdings, Inc. (a) (b)	2,297	88,044
Harpoon Therapeutics, Inc. (a)	2,089	16,503
Heron Therapeutics, Inc. (a) (b)	9,472	101,256
Heska Corp. (a)	1,014	262,160
Hookipa Pharma, Inc. (a) (b)	2,164	12,746
Ideaya Biosciences, Inc. (a)	3,453	88,017
Immuneering Corp. (a)	866	22,992
Intellia Therapeutics, Inc. (a)	7,142	958,099
Ironwood Pharmaceuticals, Inc. (a)	15,033	196,331
Jounce Therapeutics, Inc. (a)	3,513	26,102
Kala Pharmaceuticals, Inc. (a) (b)	5,390	14,122
KalVista Pharmaceuticals, Inc. (a)	2,116	36,924
Kura Oncology, Inc. (a)	6,547	122,625
Landos Biopharma, Inc. (a)	475	6,935
Lyell Immunopharma, Inc. (a)	2,485	36,778
Madrigal Pharmaceuticals, Inc. (a)	1,160	92,556
MannKind Corp. (a) (b)	25,511	110,973
Marinus Pharmaceuticals, Inc. (a) (b)	3,879	44,143
Mirum Pharmaceuticals, Inc. (a)	387	7,709
Morphic Holding, Inc. (a)	2,138	121,096
Nature’s Sunshine Products, Inc.	1,315	19,265
Neoleukin Therapeutics, Inc. (a)	3,810	27,546
NexImmune, Inc. (a)	1,849	27,994
Ocugen, Inc. (a) (b)	19,031	136,643
Ocular Therapeutix, Inc. (a)	7,867	78,670
Option Care Health, Inc. (a)	15,526	376,661
Oramed Pharmaceuticals, Inc. (a)	3,190	70,116
ORIC Pharmaceuticals, Inc. (a)	3,333	69,693
Outlook Therapeutics, Inc. (a)	9,762	21,184
Owens & Minor, Inc.	7,530	235,614
Pacira BioSciences, Inc. (a)	4,516	252,896
Paratek Pharmaceuticals, Inc. (a) (b)	4,938	23,999
Passage Bio, Inc. (a)	3,868	38,525
Patterson Cos., Inc.	8,910	268,547
PetIQ, Inc. (a) (b)	2,816	70,315
Phibro Animal Health Corp. Class A	2,138	46,053
PMV Pharmaceuticals, Inc. (a)	2,678	79,804
Prestige Consumer Healthcare, Inc. (a)	5,189	291,155
Prometheus Biosciences, Inc. (a)	1,207	28,618

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Protagonist Therapeutics, Inc. (a)	4,726	$83,745
Reata Pharmaceuticals, Inc. Class A (a) (b)	2,841	285,833
Relmada Therapeutics, Inc. (a)	1,608	42,146
Reneo Pharmaceuticals, Inc. (a)	706	5,260
Revance Therapeutics, Inc. (a)	7,215	201,010
Rhythm Pharmaceuticals, Inc. (a)	4,491	58,652
Senseonics Holdings, Inc. (a) (b)	44,737	151,658
Seres Therapeutics, Inc. (a)	7,320	50,947
SIGA Technologies, Inc. (a) (b)	5,288	39,078
Spectrum Pharmaceuticals, Inc. (a)	17,310	37,736
Spero Therapeutics, Inc. (a) (b)	2,538	46,725
Summit Therapeutics, Inc. (a) (b)	2,506	12,555
Supernus Pharmaceuticals, Inc. (a)	5,063	135,030
Syros Pharmaceuticals, Inc. (a) (b)	6,133	27,414
TherapeuticsMD, Inc. (a) (b)	40,365	29,927
Tonix Pharmaceuticals Holding Corp. (a)	36,420	21,892
Trevena, Inc. (a) (b)	15,770	19,397
USANA Health Sciences, Inc. (a)	1,309	120,690
Vanda Pharmaceuticals, Inc. (a)	5,641	96,687
Vaxcyte, Inc. (a) (b)	4,156	105,438
Verrica Pharmaceuticals, Inc. (a) (b)	1,448	18,100
Zogenix, Inc. (a)	5,715	86,811
		9,966,216
		79,020,848
Energy — 4.5%
Coal — 0.2%
Arch Resources, Inc. (a)	1,558	144,505
CONSOL Energy, Inc. (a)	3,514	91,434
Peabody Energy Corp. (a)	8,298	122,728
SunCoke Energy, Inc.	8,383	52,645
Warrior Met Coal, Inc.	5,279	122,842
		534,154
Energy – Alternate Sources — 0.6%
Advent Technologies Holdings, Inc. (a) (b)	1,740	15,138
Aemetis, Inc. (a) (b)	2,871	52,482
Alto Ingredients, Inc. (a)	7,617	37,628
Array Technologies, Inc. (a)	13,240	245,205
Beam Global (a) (b)	944	25,837
Cleanspark, Inc. (a) (b)	3,419	39,626
Eos Energy Enterprises, Inc. (a)	4,522	63,444
FuelCell Energy, Inc. (a) (b)	33,666	225,225
FutureFuel Corp.	2,499	17,818
Gevo, Inc. (a)	20,095	133,431
Green Plains, Inc. (a)	4,955	161,781
Renewable Energy Group, Inc. (a)	4,648	233,329

	Number of Shares	Value
REX American Resources Corp. (a)	532	$42,491
Stem, Inc. (a)	5,000	119,450
Sunnova Energy International, Inc. (a) (b)	8,905	293,331
SunPower Corp. (a) (b)	8,297	188,176
TPI Composites, Inc. (a)	3,750	126,562
		2,020,954
Oil & Gas — 2.9%
Antero Resources Corp. (a)	29,713	558,902
Berry Corp.	7,072	50,989
Bonanza Creek Energy, Inc.	3,187	152,657
Brigham Minerals, Inc. Class A	4,522	86,642
California Resources Corp. (a)	8,580	351,780
Callon Petroleum Co. (a) (b)	4,142	203,289
Centennial Resource Development, Inc. Class A (a)	18,614	124,714
Chesapeake Energy Corp.	10,260	631,913
CNX Resources Corp. (a)	22,507	284,038
Comstock Resources, Inc. (a)	9,669	100,074
Contango Oil & Gas Co. (a) (b)	15,545	71,041
CVR Energy, Inc.	3,079	51,296
Delek US Holdings, Inc.	6,899	123,975
Denbury, Inc. (a)	5,231	367,478
Earthstone Energy, Inc. Class A (a)	2,576	23,699
Extraction Oil & Gas, Inc. (a)	1,609	90,828
Falcon Minerals Corp.	3,802	17,869
Helmerich & Payne, Inc.	10,899	298,742
HighPeak Energy, Inc.	556	5,004
Kosmos Energy Ltd. (a)	41,725	123,506
Laredo Petroleum, Inc. (a)	1,293	104,823
Magnolia Oil & Gas Corp. Class A	14,463	257,297
Matador Resources Co.	11,496	437,308
Murphy Oil Corp.	15,218	379,993
Nabors Industries Ltd. (a)	717	69,176
Northern Oil (a)nd Gas, Inc.	5,348	114,447
Oasis Petroleum, Inc.	2,098	208,583
Ovintiv, Inc.	27,218	894,928
Par Pacific Holdings, Inc. (a)	4,566	71,778
Patterson-UTI Energy, Inc.	19,315	173,835
PBF Energy, Inc. Class A (a)	9,931	128,805
PDC Energy, Inc.	10,328	489,444
Penn Virginia Corp. (a) (b)	1,642	43,792
Range Resources Corp. (a)	24,831	561,926
Riley Exploration Permian, Inc.	255	5,987
SM Energy Co.	12,459	328,668
Southwestern Energy Co. (a) (b)	70,430	390,182
Talos Energy, Inc. (a)	3,935	54,185
Tellurian, Inc. (a)	37,083	144,995
Vine Energy, Inc. Class A (a)	2,610	42,987

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
W&T Offshore, Inc. (a) (b)	9,748	$36,263
Whiting Petroleum Corp. (a)	4,088	238,780
		8,896,618
Oil & Gas Services — 0.6%
Archrock, Inc.	13,948	115,071
Bristow Group, Inc. (a)	2,490	79,257
ChampionX Corp. (a)	21,020	470,007
DMC Global, Inc. (a)	1,908	70,424
Dril-Quip, Inc. (a)	3,609	90,875
Frank’s International NV (a) (b)	17,663	51,929
FTS International, Inc. Class A (a)	871	21,427
Helix Energy Solutions Group, Inc. (a) (b)	15,060	58,433
Liberty Oilfield Services, Inc. Class A (a)	9,506	115,308
Matrix Service Co. (a)	2,717	28,420
MRC Global, Inc. (a)	8,149	59,814
National Energy Services Reunited Corp. (a) (b)	3,951	49,466
Newpark Resources, Inc. (a)	9,603	31,690
NexTier Oilfield Solutions, Inc. (a)	17,706	81,447
NOW, Inc. (a)	11,298	86,430
Oceaneering International, Inc. (a)	10,225	136,197
Oil States International, Inc. (a)	6,438	41,139
ProPetro Holding Corp. (a)	8,652	74,840
RPC, Inc. (a)	7,213	35,055
Select Energy Services, Inc. Class A (a)	6,162	31,981
Solaris Oilfield Infrastructure, Inc. Class A	3,433	28,631
TETRA Technologies, Inc. (a)	13,044	40,697
Tidewater, Inc. (a)	4,371	52,714
US Silica Holdings, Inc. (a)	7,488	59,829
		1,911,081
Pipelines — 0.2%
Equitrans Midstream Corp.	42,430	430,240
Golar LNG Ltd. (a)	10,805	140,141
		570,381
		13,933,188
Financial — 21.7%
Banks — 8.0%
1st Source Corp.	1,769	83,568
Alerus Financial Corp.	1,590	47,509
Allegiance Bancshares, Inc.	2,017	76,949
Altabancorp	1,853	81,828
Amalgamated Financial Corp.	1,355	21,436
American National Bankshares, Inc.	1,129	37,302
Ameris Bancorp	6,898	357,868
Arrow Financial Corp.	1,370	47,089

	Number of Shares	Value
Associated Banc-Corp.	15,740	$337,151
Atlantic Capital Bancshares, Inc. (a)	2,024	53,616
Atlantic Union Bankshares Corp.	7,973	293,805
BancFirst Corp.	1,786	107,374
The Bancorp, Inc. (a)	5,484	139,568
BancorpSouth Bank	10,623	316,353
Bank First Corp.	677	47,979
Bank of Marin Bancorp	1,655	62,476
The Bank of NT Butterfield & Son Ltd.	5,165	183,409
BankUnited, Inc.	9,671	404,441
Banner Corp.	3,629	200,357
Bar Harbor Bankshares	1,491	41,823
Blue Foundry Bancorp (a)	2,906	40,074
Blue Ridge Bankshares, Inc.	1,747	30,730
Bridgewater Bancshares, Inc. (a)	2,165	37,909
Bryn Mawr Bank Corp.	2,037	93,600
Business First Bancshares, Inc.	2,047	47,879
Byline Bancorp, Inc.	2,564	62,972
Cadence BanCorp	12,773	280,495
Cambridge Bancorp	698	61,424
Camden National Corp.	1,526	73,095
Capital Bancorp, Inc. /MD	796	19,152
Capital City Bank Group, Inc.	1,385	34,265
Capstar Financial Holdings, Inc.	2,110	44,816
Carter Bankshares, Inc. (a)	2,766	39,333
Cathay General Bancorp	7,795	322,635
CBTX, Inc.	1,924	50,755
Central Pacific Financial Corp.	2,855	73,316
Century Bancorp, Inc. Class A	274	31,576
CIT Group, Inc.	10,300	535,085
Citizens & Northern Corp.	1,618	40,871
City Holding Co.	1,566	122,007
Civista Bancshares, Inc.	1,484	34,473
CNB Financial Corp.	1,642	39,966
Coastal Financial Corp. (a)	1,021	32,529
Columbia Banking System, Inc.	8,128	308,783
Community Bank System, Inc.	5,565	380,757
Community Trust Bancorp, Inc.	1,594	67,107
ConnectOne Bancorp, Inc.	3,855	115,689
CrossFirst Bankshares, Inc. (a)	4,763	61,919
Customers Bancorp, Inc. (a)	3,117	134,093
CVB Financial Corp.	13,398	272,917
Dime Community Bancshares, Inc.	3,611	117,935
Eagle Bancorp, Inc.	3,279	188,543
Eastern Bankshares, Inc.	17,817	361,685
Enterprise Bancorp, Inc.	976	35,087
Enterprise Financial Services Corp.	3,688	166,993
Equity Bancshares, Inc. Class A	1,405	46,899

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Farmers National Banc Corp.	2,811	$44,161
FB Financial Corp.	3,473	148,922
Fidelity D&D Bancorp, Inc.	395	19,920
Financial Institutions, Inc.	1,666	51,063
First BanCorp	21,329	280,476
First Bancorp	2,938	126,363
First Bancorp, Inc.	1,110	32,345
The First Bancshares, Inc.	2,078	80,585
First Bank	1,562	22,009
First Busey Corp.	5,259	129,529
First Commonwealth Financial Corp.	9,863	134,433
First Community Bancshares, Inc.	1,734	55,002
First Financial Bancorp	9,870	231,057
First Financial Bankshares, Inc.	13,474	619,130
First Financial Corp.	1,150	48,358
First Foundation, Inc.	4,131	108,645
First Internet Bancorp	949	29,590
First Interstate BancSystem, Inc. Class A	4,277	172,192
First Merchants Corp.	5,583	233,593
First Mid Bancshares, Inc.	1,768	72,594
First Midwest Bancorp, Inc.	11,890	226,029
The First of Long Island Corp.	2,422	49,893
Five Star Bancorp	588	14,077
Flagstar Bancorp, Inc.	5,439	276,192
Fulton Financial Corp.	16,398	250,561
German American Bancorp Inc.	2,563	99,009
Glacier Bancorp, Inc.	9,950	550,732
Great Southern Bancorp, Inc.	1,102	60,401
Great Western Bancorp, Inc.	5,724	187,404
Guaranty Bancshares, Inc.	844	30,257
Hancock Whitney Corp.	8,975	422,902
Hanmi Financial Corp.	3,244	65,075
HarborOne Bancorp, Inc.	5,164	72,503
HBT Financial, Inc.	916	14,244
Heartland Financial USA, Inc.	4,204	202,128
Heritage Commerce Corp.	5,982	69,571
Heritage Financial Corp.	3,671	93,611
Hilltop Holdings, Inc.	6,611	215,981
Home BancShares, Inc.	15,851	372,974
HomeStreet, Inc.	2,088	85,921
Hope Bancorp, Inc.	12,357	178,435
Horizon Bancorp, Inc.	4,371	79,421
Howard Bancorp, Inc. (a)	1,322	26,810
Independent Bank Corp.	3,425	260,814
Independent Bank Corp. of Michigan	2,037	43,755
Independent Bank Group, Inc.	3,908	277,624
International Bancshares Corp.	5,592	232,851
Kearny Financial Corp.	7,598	94,443

	Number of Shares	Value
Lakeland Bancorp, Inc.	5,028	$88,644
Lakeland Financial Corp.	2,541	181,021
Live Oak Bancshares, Inc.	3,268	207,943
Luther Burbank Corp.	1,696	22,743
Macatawa Bank Corp.	2,649	21,271
Mercantile Bank Corp.	1,651	52,882
Merchants Bancorp	992	39,154
Meta Financial Group, Inc.	3,245	170,298
Metrocity Bankshares, Inc.	1,944	40,766
Metropolitan Bank Holding Corp. (a)	787	66,344
Mid Penn Bancorp, Inc.	974	26,834
Midland States Bancorp, Inc.	2,311	57,151
MidWestOne Financial Group, Inc.	1,482	44,697
MVB Financial Corp.	1,034	44,286
National Bank Holdings Corp. Class A	3,036	122,897
NBT Bancorp, Inc.	4,389	158,531
Nicolet Bankshares, Inc. (a)	1,096	81,301
Northrim BanCorp, Inc.	614	26,101
OFG Bancorp	5,268	132,859
Old National Bancorp	17,091	289,692
Old Second Bancorp, Inc.	2,786	36,385
Origin Bancorp, Inc.	2,291	97,024
Orrstown Financial Services, Inc.	1,107	25,904
Park National Corp.	1,490	181,706
PCSB Financial Corp.	1,376	25,373
Peapack Gladstone Financial Corp.	1,861	62,083
Peoples Bancorp, Inc.	2,645	83,608
Peoples Financial Services Corp.	742	33,813
Pioneer Bancorp, Inc. (a)	1,236	15,623
Preferred Bank	1,430	95,352
Premier Financial Corp.	3,843	122,361
Primis Financial Corp.	2,551	36,887
Provident Bancorp, Inc.	1,609	25,776
QCR Holdings, Inc.	1,585	81,532
RBB Bancorp (b)	1,441	36,328
Red River Bancshares, Inc.	466	23,230
Reliant Bancorp, Inc.	1,541	48,680
Renasant Corp.	5,776	208,225
Republic Bancorp, Inc. Class A	968	49,029
Republic First Bancorp, Inc. (a)	4,383	13,500
S&T Bancorp, Inc.	4,013	118,263
Sandy Spring Bancorp, Inc.	4,832	221,402
Seacoast Banking Corp. of Florida	5,670	191,703
ServisFirst Bancshares, Inc.	5,193	404,015
Sierra Bancorp	1,509	36,639
Silvergate Capital Corp. Class A (a)	2,540	293,370
Simmons First National Corp. Class A	11,176	330,363
SmartFinancial, Inc.	1,428	36,914
South Plains Financial, Inc.	1,061	25,867

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Southern First Bancshares, Inc. (a)	763	$40,821
Southside Bancshares, Inc.	3,210	122,911
SouthState Corp.	7,245	540,984
Spirit of Texas Bancshares, Inc.	1,285	31,097
Stock Yards Bancorp, Inc.	2,527	148,209
Summit Financial Group, Inc.	1,137	27,868
Texas Capital Bancshares, Inc. (a)	5,260	315,705
Tompkins Financial Corp.	1,468	118,776
Towne Bank	6,996	217,646
TriCo Bancshares	2,873	124,688
TriState Capital Holdings, Inc. (a)	2,944	62,266
Triumph Bancorp, Inc. (a)	2,444	244,718
TrustCo Bank Corp. NY	1,950	62,342
Trustmark Corp.	6,415	206,691
UMB Financial Corp.	4,555	440,514
United Bankshares, Inc.	12,964	471,630
United Community Banks, Inc.	8,997	295,282
Univest Financial Corp.	2,959	81,047
Valley National Bancorp	41,511	552,511
Veritex Holdings, Inc.	4,964	195,383
Walker & Dunlop, Inc.	3,040	345,040
Washington Trust Bancorp, Inc.	1,790	94,834
WesBanco, Inc.	6,557	223,463
West BanCorp, Inc.	1,703	51,141
Westamerica Bancorp.	2,707	152,296
		24,547,083
Diversified Financial Services — 2.4%
Amerant Bancorp, Inc. (a)	2,127	52,622
Artisan Partners Asset Management, Inc. Class A	6,095	298,167
Assetmark Financial Holdings, Inc. (a)	1,888	46,955
Associated Capital Group, Inc. Class A	136	5,088
Atlanticus Holdings Corp. (a)	575	30,510
B. Riley Financial, Inc.	2,102	124,102
BGC Partners, Inc. Class A	34,348	178,953
Blucora, Inc. (a)	5,004	78,012
Brightsphere Investment Group, Inc.	6,011	157,067
Cohen & Steers, Inc.	2,575	215,708
Columbia Financial, Inc. (a)	4,050	74,925
Cowen, Inc. Class A	2,953	101,317
Curo Group Holdings Corp.	2,246	38,923
Diamond Hill Investment Group, Inc.	324	56,914
Encore Capital Group, Inc. (a)	3,120	153,722
Enova International, Inc. (a)	3,763	130,012
EZCORP, Inc. Class A (a)	5,317	40,250
Federal Agricultural Mortgage Corp. Class C	948	102,877
Federated Hermes, Inc.	9,820	319,150

	Number of Shares	Value
Finance Of America Cos., Inc. Class A (a)	3,712	$18,374
Flywire Corp. (a)	1,278	56,028
Focus Financial Partners, Inc. Class A (a)	6,177	323,490
GAMCO Investors, Inc. Class A	488	12,873
GCM Grosvenor, Inc. Class A	4,526	52,140
Greenhill & Co., Inc.	1,555	22,734
Hamilton Lane, Inc. Class A	3,528	299,245
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,951	425,219
Home Point Capital, Inc. (b)	907	3,737
Houlihan Lokey, Inc.	5,321	490,064
I3 Verticals, Inc. Class A (a)	2,177	52,705
International Money Express, Inc. (a)	3,263	54,492
LendingClub Corp. (a)	10,146	286,523
LendingTree, Inc. (a)	1,203	168,216
Marlin Business Services Corp.	777	17,273
Moelis & Co. Class A	6,355	393,184
Mr Cooper Group, Inc. (a)	7,359	302,970
Navient Corp.	17,117	337,718
Nelnet, Inc. Class A	1,745	138,274
Ocwen Financial Corp. (a)	869	24,445
Oportun Financial Corp. (a)	2,219	55,542
Oppenheimer Holdings, Inc. Class A	965	43,705
PennyMac Financial Services, Inc.	3,411	208,514
Piper Sandler Cos.	1,815	251,305
PJT Partners, Inc. Class A	2,499	197,696
PRA Group, Inc. (a)	4,716	198,732
Pzena Investment Management, Inc. Class A	1,736	17,082
Regional Management Corp.	824	47,940
Sculptor Capital Management, Inc. (b)	2,295	64,008
StepStone Group, Inc. Class A	4,196	178,917
Stonex Group, Inc. (a)	1,719	113,282
Velocity Financial, Inc. (a)	954	12,555
Virtus Investment Partners, Inc.	760	235,843
WisdomTree Investments, Inc.	13,745	77,934
World Acceptance Corp. (a)	455	86,259
		7,474,292
Insurance — 2.2%
Ambac Financial Group, Inc. (a)	4,640	66,445
American Equity Investment Life Holding Co.	8,575	253,563
American National Group, Inc.	774	146,309
AMERISAFE, Inc.	1,988	111,646
Argo Group International Holdings Ltd.	3,269	170,707
BRP Group, Inc. Class A (a)	4,850	161,456

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Citizens, Inc. (a)	5,424	$33,683
CNO Financial Group, Inc.	13,279	312,588
Crawford & Co. Class A	1,827	16,388
Donegal Group, Inc. Class A	1,439	20,851
eHealth, Inc. (a)	2,513	101,776
Employers Holdings, Inc.	2,991	118,115
Enstar Group Ltd. (a)	1,289	302,567
Essent Group Ltd.	11,485	505,455
Genworth Financial, Inc. Class A (a)	52,613	197,299
Goosehead Insurance, Inc. Class A	1,837	279,757
Greenlight Capital Re Ltd. Class A (a)	2,578	19,051
HCI Group, Inc.	576	63,804
Heritage Insurance Holdings, Inc.	2,914	19,844
Horace Mann Educators Corp.	4,297	170,978
Independence Holding Co.	426	21,125
Investors Title Co.	132	24,103
James River Group Holdings Ltd.	3,781	142,657
Kinsale Capital Group, Inc.	2,229	360,429
Maiden Holdings Ltd. (a)	6,801	21,491
MBIA, Inc. (a)	5,095	65,471
MetroMile, Inc. (a) (b)	4,094	14,534
National Western Life Group, Inc. Class A	260	54,753
NI Holdings, Inc. (a)	815	14,311
NMI Holdings, Inc. Class A (a)	8,700	196,707
Palomar Holdings, Inc. (a)	2,549	206,036
ProAssurance Corp.	5,520	131,266
Radian Group, Inc.	19,357	439,791
RLI Corp.	4,158	416,923
Safety Insurance Group, Inc.	1,503	119,113
Selective Insurance Group, Inc.	6,177	466,549
Selectquote, Inc. (a)	13,888	179,572
SiriusPoint Ltd. (a)	9,305	86,164
State Auto Financial Corp.	1,860	94,767
Stewart Information Services Corp.	2,790	176,495
Tiptree, Inc.	2,518	25,230
Trean Insurance Group, Inc. (a)	1,962	20,307
Trupanion, Inc. (a)	3,956	307,263
United Fire Group, Inc.	2,231	51,536
United Insurance Holdings Corp.	2,330	8,458
Universal Insurance Holdings, Inc.	2,739	35,717
		6,753,050
Investment Companies — 0.0%
Altus Midstream Co. Class A	347	23,953
Real Estate — 0.9%
Alexander & Baldwin, Inc.	7,474	175,191
Angel Oak Mortgage, Inc.	709	12,003
Cushman & Wakefield PLC (a)	14,412	268,207

	Number of Shares	Value
eXp World Holdings, Inc.	6,513	$259,022
Fathom Holdings, Inc. (a) (b)	557	14,872
FRP Holdings, Inc. (a)	693	38,753
Kennedy-Wilson Holdings, Inc.	12,506	261,626
Legacy Housing Corp. (a)	772	13,873
Marcus & Millichap, Inc. (a)	2,487	101,022
McGrath RentCorp	2,498	179,731
Newmark Group, Inc. Class A	15,474	221,433
Radius Global Infrastructure, Inc. Class A (a)	6,030	98,470
Rafael Holdings, Inc. Class B Class B (a) (b)	1,040	31,959
RE/MAX Holdings, Inc. Class A	1,893	58,986
Realogy Holdings Corp. (a)	11,962	209,813
Redfin Corp. (a) (b)	10,541	528,104
The RMR Group, Inc. Class A	1,539	51,480
The St. Joe Co.	3,445	145,034
		2,669,579
Real Estate Investment Trusts (REITS) — 7.2%
Acadia Realty Trust	8,980	183,282
Agree Realty Corp.	7,056	467,319
Alexander’s, Inc.	219	57,076
American Assets Trust, Inc.	5,175	193,649
American Finance Trust, Inc.	12,363	99,399
Apartment Investment (a)nd Management Co. Class A	15,388	105,408
Apollo Commercial Real Estate Finance, Inc.	14,589	216,355
Apple Hospitality REIT, Inc.	22,194	349,112
Arbor Realty Trust, Inc.	14,118	261,607
Ares Commercial Real Estate Corp.	4,562	68,795
Armada Hoffler Properties, Inc.	6,171	82,506
ARMOUR Residential REIT, Inc. (b)	8,530	91,953
Ashford Hospitality Trust, Inc. (a) (b)	1,784	26,260
Blackstone Mortgage Trust, Inc. Class A	15,379	466,291
Braemar Hotels & Resorts, Inc. (a)	5,278	25,598
Brandywine Realty Trust	17,646	236,809
BrightSpire Capital, Inc.	8,710	81,787
Broadmark Realty Capital, Inc.	13,201	130,162
Broadstone Net Lease, Inc.	16,115	399,813
BRT Apartments Corp.	1,069	20,610
Capstead Mortgage Corp.	9,835	65,796
CareTrust REIT, Inc.	9,988	202,956
Catchmark Timber Trust, Inc. Class A	4,991	59,243
Centerspace	1,446	136,647
Chatham Lodging Trust (a)	5,051	61,875
Chimera Investment Corp.	24,551	364,582
City Office REIT, Inc.	4,476	79,941

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Clipper Realty, Inc.	1,346	$10,903
Columbia Property Trust, Inc.	11,924	226,794
Community Healthcare Trust, Inc.	2,436	110,083
CorePoint Lodging Inc. (a)	3,997	61,954
Corporate Office Properties Trust	11,755	317,150
CTO Realty Growth, Inc.	627	33,708
DiamondRock Hospitality Co. (a)	21,564	203,780
Digitalbridge Group, Inc. (a) (b)	50,318	303,418
Diversified Healthcare Trust	24,387	82,672
Dynex Capital, Inc.	3,606	62,312
Easterly Government Properties, Inc.	8,714	180,031
EastGroup Properties, Inc.	4,143	690,348
Ellington Financial, Inc.	4,915	89,895
Empire State Realty Trust, Inc. Class A	14,748	147,922
Equity Commonwealth (a)	12,269	318,749
Essential Properties Realty Trust, Inc.	12,120	338,390
Farmland Partners, Inc.	2,882	34,555
Four Corners Property Trust, Inc.	7,877	211,576
Franklin Street Properties Corp.	10,430	48,395
The GEO Group, Inc.	12,089	90,305
Getty Realty Corp.	4,126	120,933
Gladstone Commercial Corp.	3,754	78,947
Gladstone Land Corp.	2,995	68,196
Global Medical REIT, Inc.	6,299	92,595
Global Net Lease, Inc.	10,531	168,707
Granite Point Mortgage Trust, Inc.	5,631	74,160
Great Ajax Corp.	2,192	29,570
Healthcare Realty Trust, Inc.	15,183	452,150
Hersha Hospitality Trust (a)	3,477	32,440
Independence Realty Trust, Inc.	10,988	223,606
Indus Realty Trust, Inc.	443	31,054
Industrial Logistics Properties Trust	6,702	170,298
Innovative Industrial Properties, Inc. (b)	2,458	568,216
Invesco Mortgage Capital, Inc.	30,749	96,859
iStar, Inc. (b)	7,198	180,526
Kite Realty Group Trust	8,665	176,419
KKR Real Estate Finance Trust, Inc.	3,300	69,630
Ladder Capital Corp.	11,710	129,396
Lexington Realty Trust	28,692	365,823
LTC Properties, Inc. (b)	4,083	129,390
The Macerich Co.	22,183	370,678
Mack-Cali Realty Corp. (a)	9,194	157,401
MFA Financial, Inc.	45,958	210,028
Monmouth Real Estate Investment Corp.	9,834	183,404
National Health Investors, Inc.	4,528	242,248
National Storage Affiliates Trust	8,475	447,395

	Number of Shares	Value
NETSTREIT Corp.	4,131	$97,698
New York Mortgage Trust, Inc.	39,292	167,384
NexPoint Residential Trust, Inc.	2,293	141,891
Office Properties, Inc. ome Trust	4,952	125,434
One Liberty Properties, Inc.	1,700	51,833
Orchid Island Capital, Inc. (b)	12,749	62,343
Outfront Media, Inc.	15,092	380,318
Paramount Group, Inc.	19,290	173,417
Pebblebrook Hotel Trust	13,463	301,706
PennyMac Mortgage Investment Trust	10,170	200,247
Phillips Edison & Co., Inc.	1,953	59,977
Physicians Realty Trust	22,343	393,684
Piedmont Office Realty Trust, Inc. Class A	12,870	224,324
Plymouth Industrial REIT, Inc.	2,981	67,818
Postal Realty Trust, Inc. Class A	1,340	24,978
PotlatchDeltic Corp.	6,861	353,890
Preferred Apartment Communities, Inc. Class A	5,265	64,391
PS Business Parks, Inc.	2,103	329,624
Ready Capital Corp. REIT	6,000	86,580
Redwood Trust, Inc.	11,687	150,645
Retail Opportunity Investments Corp.	12,303	214,318
Retail Properties of America, Inc. Class A	22,225	286,258
Retail Value, Inc.	1,860	48,974
RLJ Lodging Trust	17,118	254,374
RPT Realty	8,352	106,572
Ryman Hospitality Properties, Inc. (a)	5,573	466,460
Sabra Health Care REIT, Inc.	22,813	335,807
Safehold, Inc.	1,854	133,284
Saul Centers, Inc.	1,256	55,339
Seritage Growth Properties Class A (a) (b)	3,787	56,161
Service Properties Trust	17,001	190,581
SITE Centers Corp.	17,975	277,534
STAG Industrial, Inc.	16,971	666,112
Summit Hotel Properties, Inc. (a)	10,663	102,685
Sunstone Hotel Investors, Inc. (a)	22,587	269,689
Tanger Factory Outlet Centers, Inc.	10,543	171,851
Terreno Realty Corp.	7,220	456,521
TPG RE Finance Trust, Inc.	6,210	76,880
Two Harbors Investment Corp. (b)	32,564	206,456
UMH Properties, Inc.	4,374	100,165
Uniti Group, Inc.	20,182	249,651
Universal Health Realty Income Trust	1,320	72,956
Urban Edge Properties	11,987	219,482
Urstadt Biddle Properties, Inc. Class A	3,126	59,175

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Washington Real Estate Investment Trust	8,820	$218,295
Whitestone REIT	4,651	45,487
Xenia Hotels & Resorts, Inc. (a)	11,799	209,314
		21,976,403
Savings & Loans — 1.0%
Axos Financial, Inc. (a)	5,928	305,529
Banc of California, Inc.	4,661	86,182
Berkshire Hills Bancorp, Inc.	5,137	138,596
Brookline Bancorp, Inc.	7,993	121,973
Capitol Federal Financial, Inc.	13,566	155,873
Flushing Financial Corp.	3,010	68,026
FS Bancorp, Inc.	708	24,504
Hingham Institution for Savings	153	51,515
Home Bancorp Inc.	793	30,673
HomeTrust Bancshares, Inc.	1,553	43,453
Investors Bancorp, Inc.	23,833	360,117
Meridian Bancorp, Inc.	4,834	100,354
Northfield Bancorp, Inc.	4,572	78,456
Northwest Bancshares, Inc.	12,729	169,041
OceanFirst Financial Corp.	6,126	131,158
Pacific Premier Bancorp, Inc.	9,716	402,631
Provident Financial Services, Inc.	7,825	183,653
Southern Missouri Bancorp, Inc.	817	36,675
Washington Federal, Inc.	7,036	241,405
Waterstone Financial, Inc.	2,200	45,078
WSFS Financial Corp.	4,879	250,341
		3,025,233
		66,469,593
Government — 0.0%
Multi-National — 0.0%
Banco Latinoamericano de Comercio Exterior SA	3,304	57,952
Industrial — 12.3%
Aerospace & Defense — 0.6%
AAR Corp. (a)	3,479	112,824
Aerojet Rocketdyne Holdings, Inc.	7,759	337,904
Aerovironment, Inc. (a)	2,326	200,780
AerSale Corp. (a)	993	16,881
Astronics Corp. (a)	2,547	35,811
Barnes Group, Inc.	4,882	203,726
Ducommun, Inc. (a)	1,144	57,600
Kaman Corp.	2,828	100,875
Kratos Defense & Security Solutions, Inc. (a)	12,703	283,404
Moog, Inc. Class A	2,992	228,080
National Presto Industries, Inc.	522	42,846
Park Aerospace Corp.	2,144	29,330

	Number of Shares	Value
Triumph Group, Inc. (a)	6,546	$121,952
		1,772,013
Building Materials — 1.5%
AAON, Inc.	4,349	284,164
American Woodmark Corp. (a)	1,757	114,855
Apogee Enterprises, Inc.	2,619	98,894
Boise Cascade Co.	4,099	221,264
Caesarstone Ltd.	2,251	27,957
Cornerstone Building Brands, Inc. (a)	5,630	82,254
Forterra, Inc. (a)	3,003	70,751
Gibraltar Industries, Inc. (a)	3,401	236,880
Griffon Corp.	4,829	118,793
JELD-WEN Holding, Inc. (a)	8,691	217,536
Masonite International Corp. (a)	2,502	265,537
Patrick Industries, Inc.	2,354	196,088
PGT Innovations, Inc. (a)	6,011	114,810
Simpson Manufacturing Co., Inc.	4,523	483,825
SPX Corp. (a)	4,548	243,091
Summit Materials, Inc. Class A (a)	12,329	394,158
UFP Industries, Inc.	6,256	425,283
View, Inc. (a)	10,317	55,918
Zurn Water Solutions Corp.	12,610	810,697
		4,462,755
Electrical Components & Equipment — 0.6%
American Superconductor Corp. (a)	2,800	40,824
Belden, Inc.	4,598	267,879
Blink Charging Co. (a) (b)	3,770	107,860
Encore Wire Corp.	2,080	197,246
Energizer Holdings, Inc.	7,051	275,342
EnerSys	4,436	330,216
Insteel Industries, Inc.	1,927	73,322
nLight, Inc. (a)	4,368	123,134
Novanta, Inc. (a)	3,660	565,470
Powell Industries, Inc. (b)	929	22,826
		2,004,119
Electronics — 1.7%
Advanced Energy Industries, Inc.	3,985	349,684
Akoustis Technologies, Inc. (a)	4,554	44,174
Allied Motion Technologies, Inc.	1,190	37,223
Atkore ,Inc. (a)	4,785	415,912
Badger Meter, Inc.	3,038	307,263
Benchmark Electronics, Inc.	3,700	98,827
Brady Corp. Class A	4,905	248,683
Comtech Telecommunications Corp.	2,706	69,301
FARO Technologies, Inc. (a)	1,910	125,697
Fluidigm Corp. (a)	7,984	52,615
GoPro, Inc. Class A (a)	13,072	122,354
Identiv, Inc. (a)	2,153	40,563

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
II-VI, Inc. (a) (b)	10,844	$643,700
Itron, Inc. (a)	4,690	354,705
Kimball Electronics, Inc. (a)	2,463	63,471
Knowles Corp. (a)	9,249	173,326
Luna Innovations, Inc. (a) (b)	3,308	31,426
Mesa Laboratories, Inc.	515	155,715
MicroVision, Inc. (a) (b)	17,014	188,005
Napco Security Technologies, Inc. (a)	1,475	63,543
NVE Corp.	492	31,473
OSI Systems, Inc. (a)	1,744	165,331
Plexus Corp. (a)	2,909	260,094
Sanmina Corp. (a)	6,694	257,987
Stoneridge, Inc. (a)	2,669	54,421
TTM Technologies, Inc. (a)	11,126	139,854
Turtle Beach Corp. (a)	1,619	45,041
Vicor Corp. (a)	2,188	293,542
Vishay Intertechnology, Inc.	13,802	277,282
Vishay Precision Group, Inc. (a)	1,307	45,444
		5,156,656
Engineering & Construction — 1.3%
908 Devices, Inc. (a) (b)	1,358	44,162
Arcosa, Inc.	5,024	252,054
Atlas Technical Consultants, Inc. (a)	1,501	15,265
Comfort Systems USA, Inc.	3,705	264,241
Concrete Pumping Holdings, Inc. (a)	2,754	23,519
Construction Partners, Inc. Class A Class A (a)	3,015	100,611
Dycom Industries, Inc. (a)	3,099	220,773
EMCOR Group, Inc.	5,542	639,436
Exponent, Inc.	5,395	610,444
Fluor Corp. (a) (b)	14,724	235,142
Granite Construction, Inc.	4,728	186,992
Great Lakes Dredge & Dock Corp. (a)	6,743	101,752
IES Holdings, Inc. (a)	882	40,299
Infrastructure (a)nd Energy Alternatives, Inc. (a)	2,884	32,964
Iteris, Inc. (a)	4,666	24,637
Latham Group, Inc. (a)	2,456	40,278
Mistras Group, Inc. (a)	2,138	21,722
MYR Group, Inc. (a)	1,709	170,046
NV5 Global, Inc. (a)	1,355	133,562
Primoris Services Corp.	5,494	134,548
Sterling Construction Co., Inc. (a)	2,841	64,405
Tutor Perini Corp. (a)	4,230	54,905
WillScot Mobile Mini Holdings Corp. (a)	21,701	688,356
		4,100,113

	Number of Shares	Value
Environmental Controls — 0.7%
Casella Waste Systems, Inc. Class A (a)	5,118	$388,661
CECO Environmental Corp. (a)	3,457	24,337
Centrus Energy Corp. Class A (a) (b)	966	37,346
Covanta Holding Corp.	12,442	250,333
Energy Recovery, Inc. (a)	4,373	83,218
Harsco Corp. (a)	8,052	136,481
Heritage-Crystal Clean, Inc. (a)	1,618	46,890
Montrose Environmental Group, Inc. (a)	2,383	147,126
Pure Cycle Corp. (a)	1,985	26,420
PureCycle Technologies, Inc. (a) (b)	3,511	46,626
Sharps Compliance Corp. (a)	1,607	13,290
Tetra Tech, Inc.	5,602	836,603
US Ecology, Inc. (a)	3,240	104,814
		2,142,145
Hand & Machine Tools — 0.2%
Franklin Electric Co., Inc.	4,824	385,197
Kennametal, Inc.	8,675	296,945
Luxfer Holdings PLC	2,843	55,808
		737,950
Machinery – Construction & Mining — 0.3%
Argan, Inc.	1,542	67,339
Astec Industries, Inc.	2,374	127,745
Babcock & Wilcox Enterprises, Inc. (a)	5,906	37,857
Bloom Energy Corp. Class A (a) (b)	14,426	270,055
Hyster-Yale Materials Handling, Inc.	1,022	51,366
The Manitowoc Co., Inc. (a)	3,548	75,998
Terex Corp.	7,095	298,700
		929,060
Machinery – Diversified — 1.7%
AgEagle Aerial Systems, Inc. (a) (b)	7,442	22,400
Alamo Group, Inc.	1,031	143,855
Albany International Corp. Class A	3,190	245,215
Altra Industrial Motion Corp.	6,708	371,288
Applied Industrial Technologies, Inc.	4,030	363,224
Cactus, Inc. Class A	5,651	213,156
Chart Industries, Inc. (a)	3,789	724,116
CIRCOR International, Inc. (a)	1,954	64,502
Columbus McKinnon Corp.	2,865	138,523
CSW Industrials, Inc.	1,542	196,913
DXP Enterprises, Inc. (a)	1,809	53,492
Eastman Kodak Co. (a) (b)	4,790	32,620
The Gorman-Rupp Co. (b)	2,327	83,330
GrafTech International Ltd.	21,143	218,196
Hydrofarm Holdings Group, Inc. (a)	4,033	152,649

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Ichor Holdings Ltd. (a)	2,869	$117,887
Kadant, Inc.	1,197	244,308
Lindsay Corp.	1,123	170,460
Mueller Water Products, Inc. Class A	16,342	248,725
NN, Inc. (a)	4,542	23,845
Ranpak Holdings Corp. (a)	3,855	103,391
SPX FLOW, Inc.	4,310	315,061
Tennant Co.	1,922	142,132
Thermon Group Holdings, Inc. (a)	3,334	57,712
Watts Water Technologies, Inc. Class A	2,863	481,242
Welbilt, Inc. (a)	13,558	315,088
		5,243,330
Metal Fabricate & Hardware — 0.7%
AZZ, Inc.	2,593	137,948
Helios Technologies, Inc.	3,359	275,807
Lawson Products, Inc. (a)	519	25,955
Mayville Engineering Co., Inc. (a)	997	18,744
Mueller Industries, Inc.	5,829	239,572
Northwest Pipe Co. (a)	1,039	24,624
Olympic Steel, Inc.	1,038	25,286
Omega Flex, Inc.	313	44,662
Park-Ohio Holdings Corp.	934	23,836
Proto Labs, Inc. (a)	2,879	191,741
RBC Bearings, Inc. (a)	2,901	615,592
Ryerson Holding Corp.	1,763	39,262
Standex International Corp.	1,249	123,538
TimkenSteel Corp. (a)	4,858	63,543
Tredegar Corp.	2,834	34,518
Worthington Industries, Inc.	3,510	184,977
Xometry, Inc. Class A (a) (b)	849	48,962
		2,118,567
Miscellaneous - Manufacturing — 1.2%
American Outdoor Brands, Inc. (a)	1,502	36,889
AMMO, Inc. (a)	9,065	55,750
Byrna Technologies, Inc. (a)	1,940	42,408
Chase Corp.	766	78,247
Enerpac Tool Group Corp.	6,330	131,221
EnPro Industries, Inc.	2,136	186,088
ESCO Technologies, Inc.	2,646	203,742
Fabrinet (a)	3,846	394,253
Federal Signal Corp.	6,240	240,989
Haynes International, Inc.	1,293	48,164
Hillenbrand, Inc.	7,560	322,434
John Bean Technologies Corp.	3,255	457,490
Lydall, Inc. (a)	1,807	112,197
Materion Corp.	2,098	144,007
Meta Materials, Inc. (a) (b)	22,520	130,166

	Number of Shares	Value
Myers Industries, Inc.	3,723	$72,859
NL Industries, Inc.	880	5,069
Raven Industries, Inc. (a)	3,698	213,042
Sight Sciences, Inc. (a)	1,165	26,445
Smith & Wesson Brands, Inc.	4,913	101,994
Sturm, Ruger & Co., Inc.	1,767	130,369
Trinity Industries, Inc.	8,187	222,441
Trinseo SA	4,045	218,349
		3,574,613
Packaging & Containers — 0.3%
Greif, Inc. Class A	2,662	171,965
Greif, Inc. Class B	593	38,426
Karat Packaging, Inc. (a)	506	10,641
Matthews International Corp. Class A	3,207	111,251
O-I Glass, Inc. (a)	16,440	234,599
Pactiv Evergreen, Inc. (b)	4,348	54,437
TriMas Corp. (a)	4,511	145,976
UFP Technologies, Inc. (a)	732	45,084
		812,379
Transportation — 1.3%
AFC Gamma, Inc.	807	17,415
Air Transport Services Group, Inc. (a)	6,105	157,570
ArcBest Corp.	2,629	214,973
Atlas Air Worldwide Holdings, Inc. (a)	2,994	244,550
Costamare, Inc.	5,429	84,095
Covenant Logistics Group, Inc. (a)	1,268	35,060
CryoPort, Inc. (a) (b)	4,204	279,608
Daseke, Inc. (a)	4,211	38,783
DHT Holdings, Inc. (b)	14,838	96,892
Dorian LPG Ltd.	3,323	41,239
Eagle Bulk Shipping, Inc. (a) (b)	929	46,840
Echo Global Logistics, Inc. (a)	2,733	130,392
Forward Air Corp.	2,817	233,867
Frontline Ltd.	12,322	115,457
Genco Shipping & Trading Ltd.	3,260	65,624
Heartland Express, Inc.	4,913	78,706
Hub Group, Inc. Class A (a)	3,455	237,531
Ideanomics, Inc. (a) (b)	42,775	84,267
International Seaways, Inc. (b)	4,784	87,165
Marten Transport Ltd.	6,217	97,545
Matson, Inc.	4,465	360,370
Nordic American Tankers Ltd.	15,214	38,948
PAM Transportation Services, Inc. (a)	351	15,788
Radiant Logistics, Inc. (a)	3,885	24,825
Safe Bulkers, Inc. (a)	6,412	33,150
Saia, Inc. (a)	2,754	655,535
Scorpio Tankers, Inc. (b)	4,976	92,255
SFL Corp. Ltd.	10,711	89,758

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Teekay Corp. (a)	7,342	$26,872
Teekay Tankers Ltd. Class A (a)	2,539	36,892
Universal Logistics Holdings, Inc.	737	14,799
US Xpress Enterprises, Inc. Class A (a) (b)	2,964	25,579
Werner Enterprises, Inc.	6,540	289,526
Yellow Corp. (a)	5,399	30,504
		4,122,380
Trucking & Leasing — 0.2%
GATX Corp.	3,674	329,044
The Greenbrier Cos., Inc.	3,283	141,136
Willis Lease Finance Corp. (a)	310	11,529
		481,709
		37,657,789
Technology — 11.5%
Computers — 2.2%
3D Systems Corp. (a)	12,587	347,024
Cantaloupe, Inc. (a)	5,897	63,570
Conduent, Inc. (a)	17,163	113,104
Corsair Gaming, Inc. (a) (b)	2,786	72,241
Desktop Metal, Inc. Class A (a)	15,530	111,350
Diebold Nixdorf, Inc. (a)	7,417	74,986
Exlservice Holdings, Inc. (a)	3,413	420,209
The ExOne Co. (a)	1,816	42,458
Grid Dynamics Holdings, Inc. (a)	4,348	127,049
iCAD, Inc. (a)	2,380	25,585
Insight Enterprises, Inc. (a) (b)	3,584	322,847
Integral Ad Science Holding Corp. (a)	1,787	36,866
KBR, Inc.	14,673	578,116
MAXIMUS, Inc.	6,380	530,816
Mitek Systems, Inc. (a)	4,406	81,511
NetScout Systems, Inc. (a)	7,252	195,441
Onespan, Inc. (a)	3,595	67,514
PAE, Inc. (a)	7,286	43,570
PAR Technology Corp. (a) (b)	2,517	154,821
Parsons Corp. (a)	2,729	92,131
Ping Identity Holding Corp. (a) (b)	5,110	125,553
PlayAGS, Inc. (a)	2,915	22,970
Qualys, Inc. (a)	3,540	393,967
Quantum Corp. (a)	6,223	32,235
Rapid7, Inc. (a)	5,768	651,899
Rekor Systems, Inc. (a)	3,353	38,526
Rimini Street, Inc. (a) (b)	4,671	45,075
SecureWorks Corp. Class A (a)	1,096	21,788
Startek, Inc. (a)	1,903	10,485
Super Micro Computer, Inc. (a)	4,458	163,029
Telos Corp. (a) (b)	4,118	117,034
Tenable Holdings, Inc. (a)	9,403	433,854

	Number of Shares	Value
TTEC Holdings, Inc.	1,922	$179,765
Unisys Corp. (a)	6,793	170,776
Varonis Systems, Inc. (a)	10,986	668,498
Vocera Communications, Inc. (a)	3,569	163,317
Vuzix Corp. (a)	5,971	62,457
		6,802,437
Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	18,115	130,609
Semiconductors — 2.8%
Alpha & Omega Semiconductor Ltd. (a)	2,147	67,351
Ambarella, Inc. (a)	3,625	564,558
Amkor Technology, Inc.	10,592	264,270
Atomera, Inc. (a)	2,165	49,990
Axcelis Technologies, Inc. (a)	3,451	162,301
AXT, Inc. (a)	4,213	35,094
CEVA, Inc. (a)	2,325	99,208
CMC Materials, Inc.	3,024	372,648
Cohu, Inc. (a)	4,961	158,454
CTS Corp.	3,299	101,972
Diodes, Inc. (a)	4,522	409,648
DSP Group, Inc. (a)	2,285	50,064
EMCORE Corp. (a)	3,887	29,075
FormFactor, Inc. (a)	8,065	301,066
Impinj, Inc. (a) (b)	1,921	109,747
Kulicke & Soffa Industries, Inc.	6,357	370,486
Lattice Semiconductor Corp. (a)	14,086	910,660
MACOM Technology Solutions Holdings, Inc. (a)	5,039	326,880
MaxLinear, Inc. (a)	7,351	362,037
Onto Innovation, Inc. (a)	5,048	364,718
Ouster, Inc. (a)	2,842	20,803
Photronics, Inc. (a)	6,275	85,528
Power Integrations, Inc.	6,270	620,667
Rambus, Inc. (a)	11,243	249,595
Semtech Corp. (a)	6,707	522,945
Silicon Laboratories, Inc. (a)	4,602	645,016
SiTime Corp. (a)	1,350	275,630
SkyWater Technology, Inc. (a) (b)	876	23,827
SMART Global Holdings, Inc. (a)	1,843	82,014
Synaptics, Inc. (a)	3,662	658,171
Ultra Clean Holdings, Inc. (a)	4,605	196,173
Veeco Instruments, Inc. (a)	5,201	115,514
		8,606,110
Software — 6.4%
1Life Healthcare, Inc. (a)	12,065	244,316
8x8, Inc. (a)	11,487	268,681
ACI Worldwide, Inc. (a)	12,238	376,074

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Agilysys, Inc. (a)	2,065	$108,123
Alignment Healthcare, Inc. (a)	2,786	44,520
Alkami Technology, Inc. (a)	775	19,127
Allscripts Healthcare Solutions, Inc. (a)	12,844	171,724
Altair Engineering, Inc. Class A (a) (b)	4,795	330,567
American Software, Inc. Class A	3,225	76,594
Apollo Medical Holdings, Inc. (a) (b)	3,912	356,188
Appfolio, Inc. Class A (a) (b)	1,942	233,817
Appian Corp. (a) (b)	4,078	377,256
Asana, Inc. Class A (a)	7,672	796,660
Avaya Holdings Corp. (a)	8,538	168,967
Avid Technology, Inc. (a)	3,794	109,722
Bandwidth, Inc. Class A (a)	2,388	215,589
Benefitfocus, Inc. (a)	2,510	27,861
BigCommerce Holdings, Inc. (a)	5,008	253,605
Blackbaud, Inc. (a)	5,022	353,298
Blackline, Inc. (a)	5,564	656,886
Bottomline Technologies de, Inc. (a)	4,590	180,295
Box, Inc. Class A (a)	14,773	349,677
Brightcove, Inc. (a)	4,281	49,403
BTRS Holdings, Inc. (a)	6,790	72,246
Cardlytics, Inc. (a) (b)	3,314	278,177
Castlight Health, Inc. Class B (a)	13,305	20,889
Cerence, Inc. (a)	3,925	377,232
Cloudera, Inc. (a)	23,984	383,024
CommVault Systems, Inc. (a)	4,764	358,777
Computer Programs & Systems, Inc.	1,435	50,885
Convey Holding Parent, Inc. (a)	1,379	11,584
Cornerstone OnDemand, Inc. (a)	6,539	374,423
CS Disco, Inc. (a)	1,364	65,390
CSG Systems International, Inc.	3,404	164,073
Daily Journal Corp. (a)	127	40,687
DarioHealth Corp. (a) (b)	1,504	20,530
Digi International, Inc. (a)	3,456	72,645
Digimarc Corp. (a) (b)	1,355	46,666
Digital Turbine, Inc. (a) (b)	9,422	647,762
DigitalOcean Holdings, Inc. (a)	5,138	398,863
Domo, Inc. Class B (a)	2,853	240,907
Donnelley Financial Solutions, Inc. (a)	3,050	105,591
E2open Parent Holdings, Inc. (a) (b)	16,832	190,202
Ebix, Inc. (b)	2,705	72,846
eGain Corp. (a)	2,209	22,532
Envestnet, Inc. (a)	5,639	452,473
EverCommerce, Inc. (a)	1,752	28,890
Evolent Health, Inc. Class A (a)	8,032	248,992
Forian, Inc. (a)	2,022	20,867
Genius Brands International, Inc. (a) (b)	29,994	40,792

	Number of Shares	Value
GreenBox POS (a) (b)	1,939	$16,074
GTY Technology Holdings, Inc. (a)	3,426	25,764
Health Catalyst, Inc. (a)	5,189	259,502
IBEX Holdings Ltd. (a) (b)	642	10,914
Inovalon Holdings, Inc. Class A (a)	7,844	316,035
Inseego Corp. (a) (b)	8,534	56,836
Instructure Holdings, Inc. (a)	1,258	28,418
Intapp, Inc. (a)	1,058	27,254
Intelligent Systems Corp. (a) (b)	784	31,838
j2 Global, Inc. (a)	4,512	616,429
JFrog Ltd. (a)	5,467	183,144
Kaltura, Inc. (a)	1,822	18,748
LivePerson, Inc. (a)	6,720	396,144
ManTech International Corp. Class A	2,851	216,448
MeridianLink, Inc. (a)	1,323	29,582
MicroStrategy, Inc. Class A (a) (b)	815	471,396
Model N, Inc. (a)	3,667	122,845
Momentive Global, Inc. (a)	13,424	263,110
NantHealth, Inc. (a) (b)	3,036	4,888
NextGen Healthcare, Inc. (a)	5,772	81,385
ON24, Inc. (a)	2,830	56,430
Outbrain, Inc. (a)	840	12,432
Outset Medical, Inc. (a) (b)	4,738	234,247
PagerDuty, Inc. (a)	8,364	346,437
PDF Solutions, Inc. (a)	3,035	69,926
Phreesia, Inc. (a)	5,063	312,387
Porch Group, Inc. (a)	7,989	141,246
PowerSchool Holdings, Inc., Class A (a)	4,444	109,367
Privia Health Group, Inc. (a) (b)	2,114	49,806
Progress Software Corp.	4,559	224,257
PROS Holdings, Inc. (a) (b)	4,127	146,426
QAD, Inc. Class A	1,254	109,587
Rackspace Technology, Inc. (a) (b)	5,616	79,860
SailPoint Technologies Holding, Inc. (a)	9,482	406,588
Sapiens International Corp. NV	3,218	92,614
Schrodinger, Inc. /United States (a)	4,690	256,449
Simulations Plus, Inc.	1,576	62,252
Smith Micro Software, Inc. (a)	4,952	23,968
Sprout Social, Inc. Class A (a)	4,639	565,726
SPS Commerce, Inc. (a)	3,750	604,912
Sumo Logic, Inc. (a)	8,857	142,775
Tabula Rasa HealthCare, Inc. (a) (b)	2,293	60,100
Upland Software, Inc. (a)	2,974	99,451
Verint Systems, Inc. (a)	6,692	299,735
Veritone, Inc. (a)	3,006	71,813
Verra Mobility Corp. (a)	13,852	208,750
Viant Technology, Inc. (a)	1,207	14,750

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Workiva, Inc. (a)	4,446	$626,708
Xperi Holding Corp.	10,878	204,942
Yext, Inc. (a)	11,400	137,142
Zuora, Inc. Class A Class A (a)	11,533	191,217
		19,715,949
		35,255,105
Utilities — 2.5%
Electric — 1.3%
ALLETE, Inc.	5,441	323,848
Ameresco, Inc. Class A (a)	3,210	187,560
Avista Corp.	7,205	281,860
Black Hills Corp.	6,533	410,011
Clearway Energy, Inc. Class A	3,588	101,182
Clearway Energy, Inc. Class C (b)	8,547	258,718
Evoqua Water Technologies Corp. (a)	12,001	450,758
FTC Solar, Inc. (a)	2,115	16,476
MGE Energy, Inc.	3,786	278,271
NorthWestern Corp.	5,383	308,446
Ormat Technologies, Inc.	4,700	313,067
Otter Tail Corp.	4,284	239,775
PNM Resources, Inc.	8,875	439,135
Portland General Electric Co.	9,378	440,672
Unitil Corp.	1,596	68,277
Via Renewables, Inc. (b)	1,116	11,372
		4,129,428
Gas — 0.8%
Brookfield Infrastructure Corp. Class A (b)	5,565	333,232
Chesapeake Utilities Corp.	1,792	215,130
New Jersey Resources Corp.	10,020	348,796
Northwest Natural Holding Co.	3,193	146,846
ONE Gas, Inc.	5,464	346,254
South Jersey Industries, Inc. (b)	10,698	227,439
Southwest Gas Holdings, Inc.	6,145	410,977
Spire, Inc.	5,270	322,419
		2,351,093
Water — 0.4%
American States Water Co.	3,839	328,311
Artesian Resources Corp. Class A	825	31,490
California Water Service Group	5,350	315,276
Global Water Resources, Inc.	1,254	23,475
Middlesex Water Co.	1,793	184,285
SJW Group	2,855	188,601

	Number of Shares	Value
The York Water Co.	1,322	$57,745
		1,129,183
		7,609,704

TOTAL COMMON STOCK (Cost $242,957,177)		304,017,343

TOTAL EQUITIES (Cost $242,957,177)		304,017,343

WARRANTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Nabors Industries Ltd. (a) (b)	326	1,904

TOTAL WARRANTS (Cost $0)		1,904

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Biotechnology — 0.0%
Aduro Biotech, Inc., CVR (a) (c) (d)	1,859	—
Tobira Therapeutics Inc., CVR (a) (c) (d)	1,376	10,471
		10,471
Pharmaceuticals — 0.0%
GTx, Inc., CVR (a) (b) (c) (d)	111	—
Omthera Pharmaceuticals Inc., CVR (a) (c) (d)	428	—
		—
		10,471

TOTAL RIGHTS (Cost $310)		10,471
	Principal Amount
BONDS & NOTES — 0.0%
CORPORATE DEBT — 0.0%
Diversified Financial Services — 0.0%
GAMCO Investors, Inc.	$1,000	995

TOTAL CORPORATE DEBT (Cost $1,000)		995

TOTAL BONDS & NOTES (Cost $1,000)		995

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 2.5%
Diversified Financial Services — 2.5%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	7,546,559	$7,546,559

TOTAL MUTUAL FUNDS (Cost $7,546,559)		7,546,559

TOTAL LONG-TERM INVESTMENTS (Cost $250,505,046)		311,577,272
	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (g)	$2,237,750	2,237,750
U.S. Treasury Bill — 0.4%
U.S. Treasury Bill
0.038% 1/27/22 (h)(i)	1,155,000	1,154,839

TOTAL SHORT-TERM INVESTMENTS (Cost $3,392,608)		3,392,589

TOTAL INVESTMENTS — 102.6% (Cost $253,897,654) (j)		314,969,861

Other Assets/(Liabilities) — (2.6)%		(8,056,278)

NET ASSETS — 100.0%		$306,913,583

Abbreviation Legend

CVR	Contingent Value Rights

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $23,100,115 or 7.53% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $16,146,408 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment was valued using significant unobservable inputs.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $10,471 or 0.00% of net assets.

(e)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $418,111 or 0.14% of net assets.

(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $2,237,750. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $2,282,584.

(h)	The rate shown represents yield-to-maturity.
(i)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(j)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Russell 2000 E Mini Index	12/17/21	33	$3,659,645	$(28,325)

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 98.1%
COMMON STOCK — 96.7%
Basic Materials — 0.8%
Chemicals — 0.4%
RPM International, Inc.	421,000	$32,690,650
The Sherwin-Williams Co.	32,244	9,019,614
		41,710,264
Mining — 0.4%
Kirkland Lake Gold Ltd. (a)	826,000	34,353,340
		76,063,604
Communications — 5.9%
Internet — 4.9%
Bright Health Group, Inc. (a) (b)	338,000	2,758,080
Chewy, Inc. Class A (a) (b)	194,264	13,231,321
Deliveroo Holdings PLC., Lockup Shares (Acquired 9/12/17-5/16/19, Cost $6,218,820) (b) (c) (d) (h)	3,494,800	12,937,216
Etsy, Inc. (b)	275,000	57,189,000
Farfetch Ltd. Class A (b)	455,000	17,053,400
IAC/InterActiveCorp (b)	431,961	56,280,199
Match Group, Inc. (b)	275,000	43,172,250
Okta, Inc. (b)	115,699	27,460,001
Palo Alto Networks, Inc. (b)	150,503	72,090,937
Pinterest, Inc. Class A (b)	181,000	9,221,950
Roku, Inc. (b)	85,673	26,845,634
Spotify Technology SA (b)	239,000	53,856,260
Twitter, Inc. (b)	268,484	16,213,749
Upwork, Inc. (b)	232,000	10,446,960
Vimeo, Inc. (b)	967,753	28,422,905
Wayfair, Inc. Class A (a) (b)	9,000	2,299,590
		449,479,452
Media — 0.4%
Liberty Media Corp-Liberty Formula One Class C (b)	746,000	38,351,860
Telecommunications — 0.6%
Corning, Inc.	1,359,000	49,589,910
		537,421,222
Consumer, Cyclical — 16.1%
Airlines — 0.8%
Alaska Air Group, Inc. (b)	9,000	527,400
Azul SA (a) (b)	704,388	14,130,023
Southwest Airlines Co. (b)	1,089,000	56,007,270
		70,664,693
Apparel — 0.2%
On Holding AG, Class A (b)	113,127	3,408,517

	Number of Shares	Value
VF Corp.	218,000	$14,603,820
		18,012,337
Auto Parts & Equipment — 0.7%
Aptiv PLC (b)	329,000	49,011,130
BorgWarner, Inc.	235,040	10,156,079
		59,167,209
Distribution & Wholesale — 0.2%
Leslie’s, Inc. (b)	886,639	18,211,565
Entertainment — 2.5%
Caesars Entertainment, Inc. (b)	1,009,571	113,354,632
DraftKings, Inc. Class A (a) (b)	442,000	21,286,720
Live Nation Entertainment, Inc. (b)	474,827	43,270,984
Vail Resorts, Inc. (b)	152,000	50,775,600
		228,687,936
Leisure Time — 0.4%
Planet Fitness, Inc. Class A (b)	475,387	37,341,649
Lodging — 1.5%
Hilton Worldwide Holdings, Inc. (b)	707,000	93,401,770
MGM Resorts International	988,000	42,632,200
		136,033,970
Retail — 9.0%
Advance Auto Parts, Inc.	175,770	36,716,595
Bath & Body Works, Inc.	272,000	17,144,160
Bed Bath & Beyond, Inc. (b)	409,372	7,071,901
Burlington Stores, Inc. (b)	423,721	120,154,564
Carvana Co. (b)	47,817	14,418,738
Casey’s General Stores, Inc.	362,000	68,218,900
Chipotle Mexican Grill, Inc. (b)	64,768	117,717,135
Darden Restaurants, Inc.	150,414	22,783,209
Dollar General Corp.	426,323	90,440,161
Dollar Tree, Inc. (b)	363,000	34,746,360
Domino’s Pizza, Inc.	89,000	42,449,440
Five Below, Inc. (b)	88,000	15,559,280
Floor & Decor Holdings, Inc. Class A (b)	203,070	24,528,825
Lululemon Athletica, Inc. (b)	126,894	51,354,002
O’Reilly Automotive, Inc. (b)	154,912	94,660,527
Olaplex Holdings, Inc. (b)	354,962	8,696,569
Ross Stores, Inc.	504,267	54,889,463
Warby Parker, Inc. Class A (b)	45,649	2,421,680
		823,971,509
Toys, Games & Hobbies — 0.8%
Mattel, Inc. (b)	4,121,988	76,504,097
		1,468,594,965
Consumer, Non-cyclical — 30.4%
Beverages — 0.3%
The Boston Beer Co., Inc. Class A (b)	56,149	28,621,953

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Biotechnology — 3.5%
Alnylam Pharmaceuticals, Inc. (b)	228,000	$43,048,680
Argenx SE ADR (b)	113,000	34,126,000
BioMarin Pharmaceutical, Inc. (b)	103,463	7,996,655
Exact Sciences Corp. (b)	445,345	42,508,180
Exelixis, Inc. (b)	405,000	8,561,700
Guardant Health, Inc. (b)	104,368	13,047,044
Horizon Therapeutics PLC (b)	151,687	16,615,794
Illumina, Inc. (b)	28,271	11,467,000
Incyte Corp. (b)	465,547	32,020,323
Ionis Pharmaceuticals, Inc. (b)	662,000	22,203,480
Kodiak Sciences, Inc. (a) (b)	57,000	5,470,860
Moderna, Inc. (b)	31,412	12,089,223
Seagen, Inc. (b)	311,000	52,807,800
Ultragenyx Pharmaceutical, Inc. (b)	181,000	16,324,390
		318,287,129
Commercial Services — 7.9%
Bright Horizons Family Solutions, Inc. (b)	375,244	52,316,519
Cintas Corp.	126,443	48,131,792
CoStar Group, Inc. (b)	838,000	72,118,280
Dlocal Ltd. (b)	302,224	16,489,341
Equifax, Inc.	272,000	68,930,240
FleetCor Technologies, Inc. (b)	308,000	80,471,160
Global Payments, Inc.	125,640	19,798,351
GXO Logistics, Inc. (b)	171,500	13,452,460
Legalzoom.com Inc. (b)	48,002	1,267,253
MarketAxess Holdings, Inc.	80,000	33,655,200
Moody’s Corp.	44,607	15,840,392
Multiplan Corp. (a) (b)	2,773,000	15,611,990
Quanta Services, Inc.	319,162	36,327,019
Square, Inc. Class A (b)	325,481	78,063,363
Terminix Global Holdings, Inc. (b)	1,106,000	46,087,020
Toast, Inc., Class A (b)	28,198	1,408,490
TransUnion	764,000	85,804,840
Verisk Analytics, Inc.	154,000	30,841,580
		716,615,290
Food — 0.3%
TreeHouse Foods, Inc. (b)	613,000	24,446,440
Health Care – Products — 11.2%
Alcon, Inc. (a)	766,547	61,684,037
Align Technology, Inc. (b)	51,838	34,494,560
Avantor, Inc. (b)	2,607,000	106,626,300
Bruker Corp.	1,626,000	126,990,600
The Cooper Cos., Inc.	245,484	101,460,992
Edwards Lifesciences Corp. (b)	109,226	12,365,475
Hologic, Inc. (b)	2,564,387	189,277,405
ICU Medical, Inc. (b)	165,000	38,507,700

	Number of Shares	Value
IDEXX Laboratories, Inc. (b)	47,113	$29,299,575
Insulet Corp. (b)	102,691	29,187,863
Natera, Inc. (b)	152,903	17,039,510
Novocure Ltd. (b)	66,829	7,763,525
Quidel Corp. (b)	313,000	44,179,950
ResMed, Inc.	34,230	9,021,317
Teleflex, Inc.	424,577	159,874,469
West Pharmaceutical Services, Inc.	123,000	52,218,420
		1,019,991,698
Health Care – Services — 3.7%
Acadia Healthcare Co., Inc. (b)	934,000	59,570,520
agilon health, Inc. (b)	238,000	6,237,980
Amedisys, Inc. (b)	62,139	9,264,925
Catalent, Inc. (b)	1,310,000	174,321,700
Humana, Inc.	46,174	17,968,612
Molina Healthcare, Inc. (b)	160,525	43,552,038
Ortho Clinical Diagnostics Holdings PLC Class H (b)	1,094,000	20,217,120
PPD, Inc. (b)	104,717	4,899,708
		336,032,603
Household Products & Wares — 0.9%
Avery Dennison Corp.	301,000	62,370,210
Reynolds Consumer Products, Inc.	742,000	20,286,280
		82,656,490
Pharmaceuticals — 2.6%
Alkermes PLC (b)	1,204,000	37,131,360
Dentsply Sirona, Inc.	401,000	23,278,050
DexCom, Inc. (b)	75,255	41,153,949
Elanco Animal Health, Inc. (b)	1,460,000	46,559,400
Neurocrine Biosciences, Inc. (b)	262,000	25,128,420
Perrigo Co. PLC	1,185,000	56,086,050
Sarepta Therapeutics, Inc. (b)	127,643	11,804,425
		241,141,654
		2,767,793,257
Energy — 0.2%
Energy – Alternate Sources — 0.1%
Shoals Technologies Group, Inc. Class A (b)	343,000	9,562,840
Oil & Gas — 0.1%
Venture Global LNG, Inc., Series B (Acquired 3/08/18, Cost $652,320) (b) (c) (d) (e)	216	991,459
Venture Global LNG, Inc., Series C (Acquired 10/16/17-3/08/18, Cost $4,872,708) (b) (c) (d) (e)	1,328	6,095,640
		7,087,099
		16,649,939

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 6.2%
Banks — 1.1%
SVB Financial Group (b)	121,461	$78,570,692
Webster Financial Corp.	498,000	27,121,080
		105,691,772
Diversified Financial Services — 2.1%
Cboe Global Markets, Inc.	452,000	55,984,720
LPL Financial Holdings, Inc.	190,316	29,833,936
Raymond James Financial, Inc.	205,000	18,917,400
SoFi Technologies, Inc. (a) (b)	1,430,000	22,708,400
Tradeweb Markets, Inc. Class A	783,000	63,250,740
		190,695,196
Insurance — 1.7%
Aon PLC Class A	173,860	49,683,972
Assurant, Inc.	354,000	55,843,500
Axis Capital Holdings Ltd.	666,000	30,662,640
Kemper Corp.	232,000	15,495,280
		151,685,392
Private Equity — 1.3%
KKR & Co., Inc.	1,984,802	120,834,746
		568,907,106
Industrial — 15.8%
Building Materials — 0.5%
Builders FirstSource, Inc. (b)	285,970	14,796,088
Martin Marietta Materials, Inc.	95,000	32,459,600
		47,255,688
Electrical Components & Equipment — 0.1%
Littelfuse, Inc.	22,000	6,011,940
Electronics — 4.7%
Agilent Technologies, Inc.	1,047,687	165,042,133
Amphenol Corp. Class A	755,414	55,318,967
Fortive Corp.	843,000	59,490,510
II-VI, Inc. (a) (b)	197,113	11,700,628
Keysight Technologies, Inc. (b)	575,000	94,466,750
National Instruments Corp.	1,115,000	43,741,450
		429,760,438
Engineering & Construction — 0.2%
MasTec, Inc. (a) (b)	219,575	18,944,931
Environmental Controls — 0.8%
Stericycle, Inc. (b)	153,677	10,445,426
Waste Connections, Inc.	460,103	57,940,771
		68,386,197
Machinery – Construction & Mining — 0.4%
BWX Technologies, Inc.	751,000	40,448,860
Machinery – Diversified — 3.1%
Cognex Corp.	213,000	17,086,860

	Number of Shares	Value
Colfax Corp. (b)	1,622,000	$74,449,800
IDEX Corp.	315,000	65,189,250
Ingersoll Rand, Inc. (b)	2,465,000	124,260,650
		280,986,560
Miscellaneous - Manufacturing — 1.6%
Textron, Inc.	2,106,000	147,019,860
Packaging & Containers — 3.0%
Ardagh Metal Packaging SA (b)	865,381	8,619,195
Ball Corp.	2,045,780	184,058,826
Packaging Corp. of America	176,000	24,189,440
Sealed Air Corp.	970,000	53,146,300
		270,013,761
Transportation — 1.4%
J.B. Hunt Transport Services, Inc.	566,000	94,646,520
Knight-Swift Transportation Holdings, Inc.	373,629	19,111,123
XPO Logistics, Inc. (b)	160,169	12,746,249
		126,503,892
		1,435,332,127
Technology — 20.3%
Computers — 1.8%
Crowdstrike Holdings, Inc. Class A (b)	159,000	39,079,020
Fortinet, Inc. (b)	228,000	66,585,120
Genpact Ltd.	475,129	22,573,379
KBR, Inc.	319,645	12,594,013
Leidos Holdings, Inc.	197,000	18,937,610
Thoughtworks Holding, Inc. (b)	197,823	5,679,498
		165,448,640
Semiconductors — 7.3%
Advanced Micro Devices, Inc. (b)	365,351	37,594,618
Entegris, Inc.	543,000	68,363,700
KLA Corp.	325,383	108,843,867
Lam Research Corp.	39,343	22,392,068
Lattice Semiconductor Corp. (b)	196,000	12,671,400
Marvell Technology, Inc.	2,382,316	143,677,478
Microchip Technology, Inc.	1,309,900	201,056,551
Skyworks Solutions, Inc.	311,000	51,246,580
Wolfspeed, Inc. (b)	207,656	16,764,069
		662,610,331
Software — 11.2%
Atlassian Corp. PLC Class A (b)	171,153	66,992,707
Autodesk, Inc. (b)	61,499	17,537,670
BigCommerce Holdings, Inc. (a) (b)	221,803	11,232,104
Bill.com Holdings, Inc. (b)	106,000	28,296,700
Black Knight, Inc. (b)	672,000	48,384,000
Broadridge Financial Solutions, Inc.	142,000	23,662,880

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
CCC Intelligent Solutions Holdings, Inc. (a) (b)	871,000	$9,154,210
Ceridian HCM Holding, Inc. (b)	706,000	79,509,720
Citrix Systems, Inc.	308,000	33,069,960
Clarivate PLC (b)	3,121,000	68,349,900
Clear Secure Inc. Class A (b)	97,028	3,982,999
Coupa Software, Inc. (b)	128,628	28,192,685
DocuSign, Inc. (b)	329,000	84,694,470
Doximity, Inc. Class A (b)	140,000	11,298,000
HubSpot, Inc. (b)	46,669	31,552,444
Jack Henry & Associates, Inc.	88,000	14,437,280
MongoDB, Inc. (b)	72,660	34,259,917
MSCI, Inc.	68,053	41,399,362
nCino, Inc. (b)	178,000	12,643,340
Paycom Software, Inc. (b)	124,999	61,968,254
Playtika Holding Corp. (b)	530,000	14,643,900
Procore Technologies, Inc. (b)	16,079	1,436,498
Procore Technologies, Inc., Lockup Shares (Acquired 7/15/20-12/09/20, Cost $2,972,913) (b) (c) (d)	54,836	4,654,096
PTC, Inc. (b)	317,000	37,973,430
Roper Technologies, Inc.	118,000	52,643,340
SentinelOne Inc. Class A (a) (b)	59,291	3,176,219
Signify Health, Inc. Class A (a) (b)	728,902	13,025,479
Splunk, Inc. (b)	154,000	22,285,340
Twilio, Inc. Class A (b)	49,239	15,709,703
Veeva Systems, Inc. Class A (b)	331,762	95,603,856
Workday, Inc. Class A (b)	81,751	20,428,757
Zynga, Inc. Class A (b)	3,621,000	27,266,130
		1,019,465,350
		1,847,524,321
Utilities — 1.0%
Electric — 1.0%
Ameren Corp.	312,000	25,272,000
Eversource Energy	176,000	14,389,760
Sempra Energy	399,000	50,473,500
		90,135,260

TOTAL COMMON STOCK (Cost $5,976,023,357)		8,808,421,801

PREFERRED STOCK — 1.4%
Consumer, Cyclical — 1.1%
Auto Manufacturers — 1.1%
Rivian Automotive, Inc., Series D (Acquired 12/23/19, Cost $11,560,694) (b) (c) (d) (e)	1,076,014	76,429,274

	Number of Shares	Value
Rivian Automotive, Inc., Series E (Acquired 7/10/20, Cost $6,096,028) (b) (c) (d) (e)	393,546	$27,953,572
		104,382,846
Consumer, Non-cyclical — 0.1%
Commercial Services — 0.0%
Redwood Materials, Inc., Series C (Acquired 5/28/21, Cost $3,678,889) (b) (c) (d) (e)	77,608	3,678,889
Wework Companies, Inc., Series D-1 (Acquired 12/09/14, Cost $1,394,302) (b) (c) (d) (e)	83,736	623,247
Wework Companies, Inc., Series D-2 (Acquired 12/09/14, Cost $1,095,513) (b) (c) (d) (e)	36,452	271,312
Health Care – Services — 0.1%
Caris Life Sciences, Inc., Series D (Acquired 5/11/21, Cost $5,006,003) (b) (c) (d) (e)	618,025	5,006,003
		9,579,451
Financial — 0.0%
Investment Companies — 0.0%
Maplebear, Inc., Series I (Acquired 2/26/21, Cost $1,765,375) (b) (c) (d) (e)	14,123	1,765,375
Industrial — 0.1%
Electrical Components & Equipment — 0.1%
Sila Nanotechnologies, Inc., Series F (Acquired 1/07/21, Cost $7,310,569) (b) (c) (d) (e)	177,128	7,310,569
Technology — 0.1%
Software — 0.1%
Databricks, Inc., Series G (Acquired 2/01/21, Cost $2,400,675) (b) (c) (d) (e)	13,535	2,983,823
Databricks, Inc., Series H (Acquired 8/31/21, Cost $3,616,301) (b) (c)(d) (e)	16,404	3,616,301
		6,600,124

TOTAL PREFERRED STOCK (Cost $43,435,802)		129,638,365

TOTAL EQUITIES (Cost $6,019,459,159)		8,938,060,166

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.7%
Diversified Financial Services — 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	66,758,086	$66,758,086

TOTAL MUTUAL FUNDS (Cost $66,758,086)		66,758,086

TOTAL LONG-TERM INVESTMENTS (Cost $6,086,217,245)		9,004,818,252

SHORT-TERM INVESTMENTS — 2.2%
Mutual Fund — 1.2%
T. Rowe Price Government Reserve Investment Fund	103,888,237	103,888,237
	Principal Amount
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (g)	$92,485,921	92,485,921

TOTAL SHORT-TERM INVESTMENTS (Cost $196,374,158)		196,374,158

TOTAL INVESTMENTS — 101.0% (Cost $6,282,591,403) (i)		9,201,192,410

Other Assets/(Liabilities) — (1.0)%		(91,133,100)

NET ASSETS — 100.0%		$9,110,059,310

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $143,934,613 or 1.58% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $80,514,903 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $154,316,776 or 1.69% of net assets.

(d)

Restricted security. Certain securities are restricted as to resale. At September 30, 2021, these securities amounted to a value of $154,316,776 or 1.69% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)	Investment was valued using significant unobservable inputs.
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $92,485,921. Collateralized by U.S. Government Agency obligations with rates ranging from 0.500% - 2.375%, maturity dates ranging from 5/15/27 - 6/30/27, and an aggregate market value, including accrued interest, of $94,335,801.

(h)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $12,937,216 or 0.14% of net assets.

(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 96.1%
COMMON STOCK — 96.1%
Basic Materials — 2.0%
Chemicals — 2.0%
Cabot Corp.	31,697	$1,588,654
Danimer Scientific, Inc. (a) (b)	31,666	517,422
Element Solutions, Inc.	146,386	3,173,649
Methanex Corp. (b)	59,618	2,744,813
Olin Corp.	92,132	4,445,369
Rogers Corp. (a)	13,684	2,551,792
		15,021,699
Communications — 5.0%
Internet — 3.6%
Couchbase, Inc. (a)	19,100	594,201
Criteo SA Sponsored ADR (a)	67,359	2,468,707
Figs, Inc. Class A (a) (b)	45,839	1,702,461
Mimecast Ltd. (a)	51,515	3,276,354
Overstock.com, Inc. (a)	18,850	1,468,792
Perficient, Inc. (a)	56,343	6,518,885
Q2 Holdings, Inc. (a)	18,069	1,448,050
RealReal, Inc. (a)	96,158	1,267,362
Revolve Group, Inc. (a)	36,668	2,264,982
Shutterstock, Inc.	55,725	6,314,757
The Honest Company, Inc., Lockup Shares (Acquired 8/03/15, Cost $650,636) (a) (c) (d)	30,058	309,297
		27,633,848
Media — 0.2%
The New York Times Co. Class A	33,338	1,642,563
Telecommunications — 1.2%
Calix, Inc. (a)	99,900	4,938,057
Ciena Corp. (a)	32,745	1,681,456
Viavi Solutions, Inc. (a)	142,232	2,238,732
		8,858,245
		38,134,656
Consumer, Cyclical — 13.8%
Apparel — 1.8%
Carter’s, Inc.	21,563	2,096,786
Crocs, Inc. (a)	22,656	3,250,683
Deckers Outdoor Corp. (a)	2,789	1,004,598
On Holding AG, Class A (a)	12,597	379,548
Oxford Industries, Inc.	27,280	2,459,838
Steven Madden Ltd.	55,465	2,227,474
Wolverine World Wide, Inc.	69,859	2,084,592
		13,503,519
Auto Manufacturers — 0.3%
REV Group, Inc.	147,378	2,529,007

	Number of Shares	Value
Auto Parts & Equipment — 1.4%
Dana, Inc.	165,266	$3,675,516
Fox Factory Holding Corp. (a)	26,622	3,847,944
Visteon Corp. (a)	23,429	2,211,463
XPEL, Inc. (a) (b)	9,820	744,945
		10,479,868
Distribution & Wholesale — 0.6%
SiteOne Landscape Supply, Inc. (a)	23,230	4,633,688
Entertainment — 0.7%
Cinemark Holdings, Inc. (a) (b)	101,468	1,949,200
Red Rock Resorts, Inc. Class A (a)	69,220	3,545,449
		5,494,649
Food Services — 0.3%
Sovos Brands, Inc. (a) (b)	136,997	1,911,108
Home Builders — 1.2%
Cavco Industries, Inc. (a)	10,203	2,415,458
Skyline Champion Corp. (a)	113,220	6,799,993
		9,215,451
Leisure Time — 1.2%
Acushnet Holdings Corp.	40,540	1,893,218
Planet Fitness, Inc. Class A (a)	31,810	2,498,675
YETI Holdings, Inc. (a)	59,895	5,132,403
		9,524,296
Lodging — 0.8%
Boyd Gaming Corp. (a)	64,105	4,055,282
Choice Hotels International, Inc.	11,986	1,514,671
Travel + Leisure Co.	4,181	227,990
		5,797,943
Retail — 5.5%
American Eagle Outfitters, Inc. (b)	70,202	1,811,212
BJ’s Restaurants, Inc. (a)	37,529	1,567,211
Boot Barn Holdings, Inc. (a)	33,628	2,988,520
Denny’s Corp. (a)	107,689	1,759,638
Dutch Bros, Inc., Class A (a)	12,485	540,850
FirstCash, Inc.	35,521	3,108,087
Five Below, Inc. (a)	21,539	3,808,311
Floor & Decor Holdings, Inc. Class A (a)	23,310	2,815,615
Freshpet, Inc. (a)	35,525	5,069,062
La-Z-Boy, Inc.	33,437	1,077,675
Lithia Motors, Inc.	9,410	2,983,346
Nu Skin Enterprises, Inc. Class A	48,879	1,978,133
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	49,653	2,993,083
Papa John’s International, Inc.	19,443	2,469,067
Rush Enterprises, Inc. Class A	43,640	1,970,782

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Wingstop, Inc.	31,761	$5,206,581
		42,147,173
		105,236,702
Consumer, Non-cyclical — 24.1%
Biotechnology — 5.6%
Acceleron Pharma, Inc. (a)	15,160	2,609,036
Akero Therapeutics, Inc. (a) (b)	28,458	636,036
Allakos, Inc. (a)	10,048	1,063,782
ALX Oncology Holdings, Inc. (a)	22,805	1,684,377
Amicus Therapeutics, Inc. (a)	191,222	1,826,170
Apellis Pharmaceuticals, Inc. (a)	18,518	610,353
Arena Pharmaceuticals, Inc. (a)	33,140	1,973,487
Ascendis Pharma A/S ADR (a)	10,096	1,609,201
BioAtla, Inc. (a)	31,434	925,417
Blueprint Medicines Corp. (a)	16,833	1,730,601
Celldex Therapeutics, Inc. (a)	13,540	731,025
Deciphera Pharmaceuticals, Inc. (a)	26,025	884,329
Fate Therapeutics, Inc. (a)	16,573	982,282
Halozyme Therapeutics, Inc. (a)	69,228	2,816,195
ImmunoGen, Inc. (a)	116,237	659,064
Karuna Therapeutics, Inc. (a)	6,435	787,194
Kodiak Sciences, Inc. (a)	21,036	2,019,035
Kymera Therapeutics, Inc. (a)	19,903	1,169,102
Mersana Therapeutics, Inc. (a)	107,506	1,013,782
Myriad Genetics, Inc. (a)	36,238	1,170,125
NeoGenomics, Inc. (a)	52,653	2,539,981
RAPT Therapeutics, Inc. (a)	25,819	801,680
Revolution Medicines, Inc. (a)	44,590	1,226,671
Rocket Pharmaceuticals, Inc. (a)	54,850	1,639,466
Sage Therapeutics, Inc. (a)	12,479	552,944
Scholar Rock Holding Corp. (a) (b)	16,514	545,292
Turning Point Therapeutics, Inc. (a)	23,553	1,564,626
Ultragenyx Pharmaceutical, Inc. (a)	6,446	581,365
Veracyte, Inc. (a)	102,918	4,780,541
Y-mAbs Therapeutics, Inc. (a)	53,268	1,520,269
		42,653,428
Commercial Services — 5.2%
2U, Inc. (a) (b)	63,495	2,131,527
AMN Healthcare Services, Inc. (a)	12,077	1,385,836
Chegg, Inc. (a)	43,263	2,942,749
Cross Country Healthcare, Inc. (a)	132,659	2,817,677
Green Dot Corp. Class A (a)	41,713	2,099,415
HealthEquity, Inc. (a)	29,109	1,885,099
Herc Holdings, Inc. (a)	39,958	6,531,535
LiveRamp Holdings, Inc. (a)	47,191	2,228,831
Mister Car Wash, Inc. (a)	114,244	2,084,953
Multiplan Corp. (a) (b)	281,251	1,583,443
Paylocity Holding Corp. (a)	12,229	3,429,011

	Number of Shares	Value
Payoneer Global, Inc. (a)	228,354	$1,952,427
Repay Holdings Corp. (a) (b)	97,489	2,245,172
Shift4 Payments, Inc. Class A (a)	31,452	2,438,159
Textainer Group Holdings Ltd. (a)	57,303	2,000,448
TriNet Group, Inc. (a)	20,084	1,899,545
		39,655,827
Food — 0.6%
BellRing Brands, Inc. Class A (a)	35,146	1,080,740
Performance Food Group Co. (a)	43,388	2,015,806
Sanderson Farms, Inc.	6,588	1,239,862
		4,336,408
Health Care – Products — 8.8%
Axonics Inc. (a)	51,119	3,327,336
Bio-Techne Corp.	3,747	1,815,684
CareDx, Inc. (a)	48,287	3,059,947
Glaukos Corp. (a)	22,481	1,082,910
Globus Medical, Inc. Class A (a)	97,608	7,478,725
Haemonetics Corp. (a)	33,902	2,393,142
Hill-Rom Holdings, Inc.	12,618	1,892,700
Inari Medical, Inc. (a)	23,351	1,893,766
Inspire Medical Systems, Inc. (a)	41,667	9,703,411
Integra LifeSciences Holdings Corp. (a)	42,085	2,881,981
Masimo Corp. (a)	11,159	3,020,853
NanoString Technologies, Inc. (a)	48,895	2,347,449
Omnicell, Inc. (a)	42,828	6,356,960
Penumbra, Inc. (a)	12,620	3,363,230
Quanterix Corp. (a)	18,124	902,394
Repligen Corp. (a)	26,697	7,715,166
Shockwave Medical, Inc. (a)	12,346	2,541,794
Tandem Diabetes Care, Inc. (a)	44,863	5,355,745
		67,133,193
Health Care – Services — 3.0%
Acadia Healthcare Co., Inc. (a)	34,535	2,202,642
Accolade, Inc. (a) (b)	56,225	2,371,008
Amedisys, Inc. (a)	9,064	1,351,443
LHC Group, Inc. (a)	29,153	4,574,397
Medpace Holdings, Inc. (a)	47,840	9,055,155
Oak Street Health, Inc. (a) (b)	14,690	624,766
R1 RCM, Inc. (a)	11,800	259,718
Surgery Partners, Inc. (a)	49,074	2,077,793
		22,516,922
Pharmaceuticals — 0.9%
Aclaris Therapeutics, Inc. (a)	52,455	944,190
Intellia Therapeutics, Inc. (a)	10,374	1,391,672
KalVista Pharmaceuticals, Inc. (a)	38,320	668,684
Madrigal Pharmaceuticals, Inc. (a)	7,805	622,761
Myovant Sciences Ltd. (a)	43,498	976,095

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Owens & Minor, Inc.	60,515	$1,893,514
Reata Pharmaceuticals, Inc. Class A (a) (b)	7,049	709,200
		7,206,116
		183,501,894
Energy — 2.4%
Energy – Alternate Sources — 1.0%
Atlantica Sustainable Infrastructure PLC (b)	65,636	2,265,098
First Solar, Inc. (a)	27,111	2,588,016
Maxeon Solar Technologies Ltd. (a) (b)	124,806	2,200,330
Stem, Inc. (a)	26,841	641,232
		7,694,676
Oil & Gas — 1.4%
Chesapeake Energy Corp.	64,700	3,984,873
Delek US Holdings, Inc.	48,328	868,454
Matador Resources Co.	43,300	1,647,132
Viper Energy Partners LP	96,687	2,112,611
Whiting Petroleum Corp. (a)	28,132	1,643,190
		10,256,260
		17,950,936
Financial — 12.5%
Banks — 4.2%
Ameris Bancorp	112,623	5,842,881
Atlantic Union Bankshares Corp.	75,318	2,775,468
BancorpSouth Bank	75,577	2,250,683
First Interstate BancSystem, Inc. Class A	48,727	1,961,749
Great Western Bancorp, Inc.	70,478	2,307,450
National Bank Holdings Corp. Class A	76,613	3,101,294
Pinnacle Financial Partners, Inc.	41,841	3,936,401
Seacoast Banking Corp. of Florida	83,608	2,826,786
Silvergate Capital Corp. Class A (a)	11,285	1,303,418
Simmons First National Corp. Class A	82,892	2,450,288
Western Alliance Bancorp	28,152	3,063,501
		31,819,919
Diversified Financial Services — 3.0%
Air Lease Corp.	58,153	2,287,739
Artisan Partners Asset Management, Inc. Class A	25,674	1,255,972
Cohen & Steers, Inc.	25,006	2,094,753
Evercore, Inc. Class A	21,390	2,859,201
Hamilton Lane, Inc. Class A	51,891	4,401,395
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	74,017	3,958,429
LPL Financial Holdings, Inc.	18,424	2,888,146
PRA Group, Inc. (a)	61,554	2,593,886

	Number of Shares	Value
StepStone Group, Inc. Class A	18,769	$800,310
		23,139,831
Insurance — 1.7%
Assured Guaranty Ltd.	51,085	2,391,289
Kemper Corp.	23,032	1,538,307
Kinsale Capital Group, Inc.	11,859	1,917,600
MGIC Investment Corp.	177,852	2,660,666
Selective Insurance Group, Inc.	34,333	2,593,171
SiriusPoint Ltd. (a)	177,537	1,643,993
		12,745,026
Real Estate — 0.3%
McGrath RentCorp	31,502	2,266,569
Real Estate Investment Trusts (REITS) — 3.1%
Essential Properties Realty Trust, Inc.	169,579	4,734,646
Hudson Pacific Properties, Inc.	59,250	1,556,497
JBG SMITH Properties	18,173	538,103
Life Storage, Inc.	15,219	1,746,228
National Storage Affiliates Trust	48,260	2,547,645
Phillips Edison & Co., Inc.	57,500	1,765,825
PotlatchDeltic Corp.	44,353	2,287,728
PS Business Parks, Inc.	16,565	2,596,398
Ryman Hospitality Properties, Inc. (a)	24,957	2,088,901
Xenia Hotels & Resorts, Inc. (a)	213,857	3,793,823
		23,655,794
Savings & Loans — 0.2%
Sterling Bancorp	70,745	1,765,795
		95,392,934
Industrial — 16.6%
Aerospace & Defense — 0.6%
Mercury Systems, Inc. (a)	51,099	2,423,114
Spirit AeroSystems Holdings, Inc. Class A	52,435	2,317,103
		4,740,217
Building Materials — 2.3%
Builders FirstSource, Inc. (a)	59,730	3,090,430
Gibraltar Industries, Inc. (a)	31,468	2,191,746
Louisiana-Pacific Corp.	35,832	2,199,010
Patrick Industries, Inc.	28,729	2,393,126
SPX Corp. (a)	31,622	1,690,196
Trex Co., Inc. (a)	57,133	5,823,567
		17,388,075
Electrical Components & Equipment — 0.9%
EnerSys	27,262	2,029,383
Novanta, Inc. (a)	33,430	5,164,935
		7,194,318
Electronics — 0.4%
II-VI, Inc. (a) (b)	52,451	3,113,491

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Engineering & Construction — 0.5%
Fluor Corp. (a) (b)	221,761	$3,541,523
Environmental Controls — 1.0%
Casella Waste Systems, Inc. Class A (a)	59,805	4,541,592
Clean Harbors, Inc. (a)	26,978	2,802,205
		7,343,797
Hand & Machine Tools — 0.3%
Kennametal, Inc.	69,898	2,392,609
Machinery – Diversified — 5.6%
Albany International Corp. Class A	26,553	2,041,129
Altra Industrial Motion Corp.	86,279	4,775,543
Applied Industrial Technologies, Inc.	45,910	4,137,868
Chart Industries, Inc. (a)	42,620	8,145,108
Colfax Corp. (a)	71,883	3,299,430
Curtiss-Wright Corp.	19,836	2,502,906
Hydrofarm Holdings Group, Inc. (a)	26,472	1,001,965
Kornit Digital Ltd. (a)	65,428	9,470,049
The Middleby Corp. (a)	18,585	3,168,928
Ranpak Holdings Corp. (a)	68,669	1,841,703
SPX FLOW, Inc.	32,230	2,356,013
		42,740,642
Metal Fabricate & Hardware — 1.7%
Advanced Drainage Systems, Inc.	60,979	6,596,099
Helios Technologies, Inc.	31,401	2,578,336
Zurn Water Solutions Corp.	53,039	3,409,877
Xometry, Inc. Class A (a) (b)	10,294	593,655
		13,177,967
Miscellaneous - Manufacturing — 1.3%
Enerpac Tool Group Corp.	86,586	1,794,928
Federal Signal Corp.	78,791	3,042,908
ITT, Inc.	37,101	3,184,750
John Bean Technologies Corp.	13,099	1,841,065
		9,863,651
Packaging & Containers — 0.3%
Graphic Packaging Holding Co.	136,589	2,600,655
Transportation — 1.4%
CryoPort, Inc. (a) (b)	44,454	2,956,635
Kirby Corp. (a)	32,871	1,576,493
Saia, Inc. (a)	24,724	5,885,054
		10,418,182
Trucking & Leasing — 0.3%
GATX Corp.	25,874	2,317,275
		126,832,402
Technology — 19.4%
Computers — 3.7%
CyberArk Software Ltd. (a)	23,472	3,704,351

	Number of Shares	Value
Globant SA (a)	18,313	$5,146,136
MarkForged, Inc. (Acquired 2/24/21, Cost $1,785,000) (a) (c) (d)	178,500	1,170,960
PAR Technology Corp. (a) (b)	35,796	2,201,812
Rapid7, Inc. (a)	50,339	5,689,314
Telos Corp. (a) (b)	42,237	1,200,376
Varonis Systems, Inc. (a)	154,631	9,409,296
		28,522,245
Semiconductors — 5.8%
Ambarella, Inc. (a)	32,114	5,001,434
Entegris, Inc.	11,958	1,505,512
FormFactor, Inc. (a)	59,717	2,229,236
Lattice Semiconductor Corp. (a)	122,001	7,887,365
MACOM Technology Solutions Holdings, Inc. (a)	58,081	3,767,714
MKS Instruments, Inc.	24,168	3,647,193
Nova Ltd. (a) (b)	25,602	2,618,828
Power Integrations, Inc.	46,938	4,646,393
SiTime Corp. (a)	5,150	1,051,475
Synaptics, Inc. (a)	26,312	4,729,056
Tower Semiconductor Ltd. (a)	234,483	7,011,042
		44,095,248
Software — 9.9%
Avalara, Inc. (a)	25,908	4,527,941
Bandwidth, Inc. Class A (a) (b)	38,979	3,519,024
BigCommerce Holdings, Inc. (a)	27,326	1,383,789
Cardlytics, Inc. (a) (b)	42,527	3,569,716
Cerence, Inc. (a) (b)	30,491	2,930,490
Cloudera, Inc. (a)	191,884	3,064,387
Digital Turbine, Inc. (a) (b)	55,871	3,841,131
DigitalOcean Holdings, Inc. (a)	29,777	2,311,589
Health Catalyst, Inc. (a)	67,093	3,355,321
j2 Global, Inc. (a)	23,155	3,163,436
Jamf Holding Corp. (a) (b)	89,799	3,459,057
Kaltura, Inc. (a)	176,085	1,811,915
Latch, Inc., Lockup Shares (Acquired 6/04/21, Cost $1,454,230) (a) (c) (d)	145,423	1,638,917
Lightspeed Commerce, Inc. (a) (b)	41,568	4,008,402
Manhattan Associates, Inc. (a)	55,927	8,558,509
Momentive Global, Inc. (a)	117,814	2,309,154
New Relic, Inc. (a)	27,793	1,994,704
Paymentus Holdings, Inc. (a)	15,652	385,665
Phreesia, Inc. (a)	45,417	2,802,229
Porch Group, Inc. (Acquired 12/23/20, Cost $798,940) (a) (c) (d)	79,894	1,412,526
Porch Group, Inc. (a)	26,692	471,915
Signify Health, Inc. Class A (a)	14,412	257,542
Sprout Social, Inc. Class A (a)	68,458	8,348,453

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Verra Mobility Corp. (a)	182,380	$2,748,467
Workiva, Inc. (a)	26,108	3,680,184
		75,554,463
		148,171,956
Utilities — 0.3%
Electric — 0.3%
Portland General Electric Co.	50,212	2,359,462

TOTAL COMMON STOCK (Cost $587,144,083)		732,602,641

TOTAL EQUITIES (Cost $587,144,083)		732,602,641

MUTUAL FUNDS — 4.1%
Diversified Financial Services — 4.1%
iShares Russell 2000 ETF (b)	29,184	6,384,000
iShares Russell 2000 Growth ETF (b)	25,915	7,608,385
State Street Navigator Securities Lending Government Money Market Portfolio (e)	17,312,033	17,312,033

TOTAL MUTUAL FUNDS (Cost $31,535,056)		31,304,418

TOTAL LONG-TERM INVESTMENTS (Cost $618,679,139)		763,907,059
	Principal Amount
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (f)	$16,868,318	16,868,318

TOTAL SHORT-TERM INVESTMENTS (Cost $16,868,318)		16,868,318

TOTAL INVESTMENTS — 102.4% (Cost $635,547,457) (g)		780,775,377

Other Assets/(Liabilities) — (2.4)%		(18,262,012)

NET ASSETS — 100.0%		$762,513,365

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $49,932,788 or 6.55% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $33,763,215 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $4,531,700 or 0.59% of net assets.

(d)

Restricted security. Certain securities are restricted as to resale. At September 30, 2021, these securities amounted to a value of $4,531,700 or 0.59% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)	Represents investment of security lending cash collateral. (Note 2).
(f)

Maturity value of $16,868,318. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $17,205,787.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 98.0%
COMMON STOCK — 97.4%
Australia — 6.6%
Afterpay Ltd. (a)	2,522	$218,181
The AGL Energy Ltd.	7,234	29,940
Ampol Ltd.	2,912	58,437
APA Group	13,088	82,171
Aristocrat Leisure Ltd.	6,652	222,672
ASX Ltd.	2,234	130,503
Aurizon Holdings Ltd.	21,848	59,505
AusNet Services Ltd.	22,416	40,996
Australia & New Zealand Banking Group Ltd.	33,162	669,043
BHP Group Ltd. (b)	34,375	923,908
BlueScope Steel Ltd.	5,995	86,973
Brambles Ltd.	17,378	135,165
Cochlear Ltd.	758	119,720
Coles Group Ltd.	15,551	189,783
Commonwealth Bank of Australia	20,703	1,542,777
Computershare Ltd.	6,056	79,254
Crown Resorts Ltd. (a) (b)	4,509	31,187
CSL Ltd.	5,310	1,119,758
Dexus	12,765	98,768
Domino’s Pizza Enterprises Ltd.	743	85,664
Endeavour Group Ltd.	15,205	76,352
Evolution Mining Ltd.	20,954	53,100
Fortescue Metals Group Ltd.	20,299	214,064
Goodman Group	19,383	300,890
The GPT Group	21,615	78,744
Insurance Australia Group Ltd.	28,277	99,650
Lendlease Corp Ltd.	7,587	58,892
Macquarie Group Ltd.	4,009	525,991
Magellan Financial Group Ltd.	1,634	41,645
Medibank Pvt. Ltd.	33,970	87,831
Mirvac Group	48,346	103,718
National Australia Bank Ltd.	38,456	766,440
Newcrest Mining Ltd.	9,480	155,419
Northern Star Resources Ltd.	13,409	82,596
Orica Ltd.	4,653	45,861
Origin Energy Ltd.	21,305	71,802
Qantas Airways Ltd. (a)	11,575	47,311
QBE Insurance Group Ltd.	17,060	142,323
Ramsay Health Care Ltd.	2,237	112,527
REA Group Ltd.	575	65,380
Reece Ltd.	3,596	49,019
Rio Tinto Ltd.	4,321	307,050
Santos Ltd.	20,975	108,142
Scentre Group	63,066	135,697

	Number of Shares	Value
SEEK Ltd.	4,025	$89,602
Sonic Healthcare Ltd.	5,198	152,612
South32 Ltd.	54,494	138,320
Stockland	29,016	92,785
Suncorp Group Ltd.	15,653	140,594
Sydney Airport (a)	15,730	93,440
Tabcorp Holdings Ltd.	25,053	88,674
Telstra Corp. Ltd.	48,267	136,041
Transurban Group	31,881	323,242
Transurban Group (a) (c)	3,636	36,865
Treasury Wine Estates Ltd.	8,820	78,409
Vicinity Centres	48,045	57,244
Washington H Soul Pattinson & Co. Ltd. (b)	2,605	73,516
Wesfarmers Ltd.	13,233	532,528
Westpac Banking Corp.	42,784	795,584
WiseTech Global Ltd.	1,698	65,420
Woodside Petroleum Ltd.	11,377	195,773
Woolworths Group Ltd.	14,798	420,188
		13,165,686
Austria — 0.2%
Erste Group Bank AG	3,212	140,274
OMV AG	1,637	98,367
Raiffeisen Bank International AG	1,797	46,749
Verbund AG	804	81,216
voestalpine AG	1,417	52,081
		418,687
Belgium — 0.8%
Ageas SA	1,960	97,000
Anheuser-Busch InBev SA	8,860	500,396
Elia Group SA/NV	319	38,101
Etablissements Franz Colruyt NV (b)	676	34,437
Groupe Bruxelles Lambert SA	1,286	141,382
KBC Group NV	2,899	260,259
Proximus SADP	1,822	36,022
Sofina SA	188	74,582
Solvay SA	848	105,520
UCB SA	1,469	163,448
Umicore SA	2,273	134,694
		1,585,841
Bermuda — 0.1%
CK Infrastructure Holdings Ltd.	8,000	44,448
Hongkong Land Holdings Ltd.	12,300	58,866
Jardine Matheson Holdings Ltd.	2,600	136,736
		240,050
Cayman Islands — 0.6%
Budweiser Brewing Co. APAC Ltd. (d)	21,025	52,921

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Chow Tai Fook Jewellery Group Ltd.	20,200	$38,457
CK Asset Holdings Ltd.	23,245	133,594
CK Hutchison Holdings Ltd.	31,745	210,511
ESR Cayman Ltd. (a) (d)	23,600	71,244
Futu Holdings Ltd. ADR (a)	616	56,068
Melco Resorts & Entertainment Ltd. ADR (a)	2,717	27,822
Sands China Ltd. (a)	27,600	56,562
Sea Ltd. ADR (a)	799	254,665
SITC International Holdings Co. Ltd.	16,000	57,043
WH Group Ltd. (d)	97,072	69,056
Wharf Real Estate Investment Co. Ltd.	20,000	103,326
Wynn Macau Ltd. (a)	19,600	16,371
Xinyi Glass Holdings Co. Ltd.	22,000	65,351
		1,212,991
Denmark — 2.6%
Ambu A/S Class B	2,054	60,671
AP Moller - Maersk A/S Class A	36	92,114
AP Moller - Maersk A/S Class B	68	183,938
Carlsberg A/S Class B	1,152	187,402
Chr Hansen Holding A/S	1,298	105,999
Coloplast A/S Class B	1,380	216,300
Danske Bank A/S	7,926	133,610
Demant A/S (a)	1,191	59,980
DSV A/S	2,352	561,531
Genmab A/S (a)	761	332,469
GN Store Nord A/S	1,468	100,046
Novo Nordisk A/S Class B	19,647	1,889,748
Novozymes A/S Class B	2,464	168,692
Orsted A/S (d)	2,201	290,401
Pandora A/S	1,163	141,037
ROCKWOOL International A/S Class B	100	42,758
Tryg A/S	4,387	99,663
Vestas Wind Systems A/S	11,746	470,269
		5,136,628
Finland — 1.2%
Elisa OYJ	1,735	107,721
Fortum OYJ	5,145	156,470
Kesko OYJ Class B	3,279	113,185
Kone OYJ Class B	3,954	277,261
Neste OYJ	4,909	277,059
Nokia OYJ (a)	62,843	345,725
Nordea Bank Abp	37,713	484,002
Orion OYJ Class B	1,311	51,891
Sampo OYJ Class A	5,793	287,450
Stora Enso OYJ Class R	6,640	110,252
UPM-Kymmene OYJ	6,262	221,251

	Number of Shares	Value
Wartsila OYJ Abp	5,587	$66,904
		2,499,171
France — 10.1%
Accor SA (a)	2,054	72,712
Aeroports de Paris (a)	374	47,472
Air Liquide SA	5,530	884,839
Alstom SA (b)	3,749	142,242
Amundi SA (d)	671	56,583
Arkema SA	749	99,080
Atos SE	1,194	63,576
AXA SA	22,528	626,729
BioMerieux	506	57,467
BNP Paribas SA (b)	13,077	837,653
Bollore SA	9,232	53,384
Bouygues SA	2,626	108,370
Bureau Veritas SA	3,315	101,743
Capgemini SE	1,865	387,864
Carrefour SA	7,496	134,931
Cie de Saint-Gobain	5,903	397,579
Cie Generale des Etablissements Michelin SCA	1,965	301,570
CNP Assurances	2,157	34,217
Covivio	612	51,175
Credit Agricole SA	13,439	185,417
Danone SA	7,603	518,942
Dassault Aviation SA	280	31,415
Dassault Systemes SE	7,712	404,315
Edenred	2,884	155,334
Eiffage SA	1,012	102,092
Electricite de France SA	5,850	73,463
Engie SA	21,264	279,079
EssilorLuxottica SA	3,330	636,751
Eurazeo SE	498	46,803
Faurecia SE	249	11,818
Faurecia SE	1,196	55,739
Gecina SA	532	71,319
Getlink SE	4,856	76,027
Hermes International	370	511,368
Ipsen SA	464	44,297
Kering SA	875	622,323
Klepierre	2,496	55,574
L’Oreal SA	2,942	1,214,229
La Francaise des Jeux SAEM (d)	1,166	59,979
Legrand SA	3,106	333,129
LVMH Moet Hennessy Louis Vuitton SE	3,240	2,316,808
Orange SA	23,052	249,730
Orpea SA	623	72,152
Pernod Ricard SA	2,426	530,535

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Publicis Groupe SA	2,630	$177,114
Remy Cointreau SA	287	55,626
Renault SA (a)	2,161	77,085
Safran SA	3,977	498,637
Sanofi	13,219	1,272,522
Sartorius Stedim Biotech	321	179,177
Schneider Electric SE	6,282	1,044,446
SCOR SE	1,980	56,749
SEB SA	340	47,941
Societe Generale SA	9,356	293,751
Sodexo SA (a)	1,073	93,956
Suez SA	4,229	96,439
Teleperformance	679	267,157
Thales SA	1,220	117,818
TotalEnergies SE	29,082	1,393,583
Ubisoft Entertainment SA (a)	1,132	67,899
Unibail Rodamco Westfield (a)	9,567	36,549
Unibail Rodamco Westfield (a)	937	68,532
Valeo SE	2,551	71,188
Veolia Environnement SA	6,339	193,991
Vinci SA	6,182	640,356
Vivendi SE (b)	8,547	107,806
Wendel SE	330	45,759
Worldline SA (a) (d)	2,730	208,288
		20,230,193
Germany — 8.3%
adidas AG	2,221	699,852
Allianz SE Registered	4,808	1,084,414
BASF SE	10,690	814,501
Bayer AG Registered	11,432	623,523
Bayerische Motoren Werke AG	3,851	369,634
Bechtle AG	960	65,862
Beiersdorf AG	1,157	125,088
Brenntag SE	1,782	166,229
Carl Zeiss Meditec AG	458	88,040
Commerzbank AG (a)	11,272	75,081
Continental AG (a)	1,258	137,916
Covestro AG (d)	2,233	153,366
Daimler AG Registered	9,976	886,820
Delivery Hero SE (a) (d)	1,924	246,378
Deutsche Bank AG Registered (a)	24,047	308,409
Deutsche Boerse AG	2,210	359,758
Deutsche Lufthansa AG Registered (a) (b)	3,637	25,024
Deutsche Post AG Registered	11,564	728,839
Deutsche Telekom AG Registered	38,876	783,824
Deutsche Wohnen SE	3,979	243,921
E.ON SE	26,173	320,213
Evonik Industries AG	2,526	80,007

	Number of Shares	Value
Fresenius Medical Care AG & Co. KGaA	2,383	$167,934
Fresenius SE & Co. KGaA	4,869	234,098
GEA Group AG	1,883	86,295
Hannover Rueck SE	734	128,556
HeidelbergCement AG	1,765	132,373
HelloFresh SE (a)	1,976	182,939
Henkel AG & Co. KGaA	1,223	105,523
Infineon Technologies AG	15,158	623,132
KION Group AG	814	76,171
Knorr-Bremse AG	885	94,969
LANXESS AG	893	60,724
LEG Immobilien SE	815	115,308
Merck KGaA	1,504	327,058
MTU Aero Engines AG	617	139,511
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	1,632	447,323
Nemetschek SE	696	73,152
Puma SE	250	27,940
Puma SE	980	109,454
Rational AG	64	60,348
RWE AG	7,438	262,943
SAP SE	12,178	1,649,798
Scout24 AG (d)	975	67,677
Siemens AG Registered	8,923	1,466,735
Siemens Energy AG (a)	4,870	130,868
Siemens Healthineers AG (d)	3,274	213,040
Symrise AG	1,523	200,918
Teamviewer AG (a) (d)	2,010	59,268
Telefonica Deutschland Holding AG	12,247	34,861
Uniper SE	1,102	45,998
United Internet AG Registered	1,173	45,643
Volkswagen AG	399	123,882
Vonovia SE	6,361	382,380
Zalando SE (a) (d)	2,634	242,048
		16,505,566
Hong Kong — 2.3%
AIA Group Ltd.	141,380	1,627,869
BOC Hong Kong Holdings Ltd.	42,500	127,323
CLP Holdings Ltd.	18,999	182,739
Galaxy Entertainment Group Ltd. (a)	26,000	131,184
Hang Lung Properties Ltd.	21,000	47,737
Hang Seng Bank Ltd.	8,900	151,893
Henderson Land Development Co. Ltd.	17,325	65,767
HK Electric Investments & HK Electric Investments Ltd. Class SS	31,706	31,476
HKT Trust & HKT Ltd.	41,840	57,221

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Hong Kong & China Gas Co. Ltd.	131,290	$198,868
Hong Kong Exchanges & Clearing Ltd.	14,081	854,692
Link REIT	24,006	205,160
MTR Corp. Ltd.	17,528	94,103
New World Development Co. Ltd.	18,722	75,969
Power Assets Holdings Ltd.	15,500	90,839
Sino Land Co. Ltd.	40,205	54,094
SJM Holdings Ltd. (a)	25,000	16,915
Sun Hung Kai Properties Ltd.	14,758	183,403
Swire Pacific Ltd. Class A	6,000	35,563
Swire Properties Ltd.	14,196	35,520
Techtronic Industries Co. Ltd.	15,903	311,754
		4,580,089
Ireland — 0.8%
CRH PLC	9,109	424,898
DCC PLC	1,171	96,923
Flutter Entertainment PLC (a)	1,938	383,127
James Hardie Industries PLC	5,177	185,693
Kerry Group PLC Class A	1,851	247,819
Kingspan Group PLC	1,798	177,852
Smurfit Kappa Group PLC	2,843	149,036
		1,665,348
Israel — 0.6%
Azrieli Group Ltd.	461	41,452
Bank Hapoalim B.M.	12,669	111,225
Bank Leumi Le-Israel BM	16,272	138,125
Check Point Software Technologies Ltd. (a)	1,308	147,856
CyberArk Software Ltd. (a)	475	74,965
Elbit Systems Ltd.	334	48,458
ICL Group Ltd.	7,427	54,022
Israel Discount Bank Ltd. Class A (a)	13,544	71,509
Mizrahi Tefahot Bank Ltd.	1,761	59,289
Nice Ltd. (a)	755	213,575
Teva Pharmaceutical Industries Ltd. Sponsored ADR (a)	13,420	130,711
Wix.com Ltd. (a)	682	133,652
		1,224,839
Italy — 1.8%
Amplifon SpA	1,515	72,197
Assicurazioni Generali SpA	12,859	273,573
Atlantia SpA (a)	5,678	107,341
DiaSorin SpA	288	60,445
Enel SpA	94,769	727,592
Eni SpA	29,114	387,631
FinecoBank Banca Fineco SpA (a)	7,257	131,515
Infrastrutture Wireless Italiane SpA (d)	4,035	44,997

	Number of Shares	Value
Intesa Sanpaolo SpA	190,886	$541,546
Mediobanca Banca di Credito Finanziario SpA (a)	7,537	91,046
Moncler SpA	2,374	145,196
Nexi SpA (a) (d)	4,991	93,116
Poste Italiane SpA (d)	6,446	88,716
Prysmian SpA	3,082	108,119
Recordati Industria Chimica e Farmaceutica SpA	1,234	71,779
Snam SpA	24,584	136,271
Telecom Italia SpA	101,524	39,786
Terna - Rete Elettrica Nazionale	15,940	113,060
UniCredit SpA	25,326	335,001
		3,568,927
Japan — 23.7%
ABC-Mart, Inc.	400	22,646
Acom Co. Ltd. (b)	5,000	18,343
Advantest Corp.	2,300	206,061
Aeon Co. Ltd.	7,700	202,638
AGC, Inc.	2,300	117,719
Aisin Corp.	1,800	65,419
Ajinomoto Co. Inc.	5,400	159,785
ANA Holdings, Inc. (a)	1,900	49,329
Asahi Group Holdings Ltd.	5,300	256,742
Asahi Intecc Co. Ltd.	2,500	68,589
Asahi Kasei Corp.	14,500	154,769
Astellas Pharma, Inc.	21,700	357,804
Azbil Corp.	1,500	64,474
Bandai Namco Holdings, Inc.	2,300	172,718
Bridgestone Corp.	6,700	317,756
Brother Industries Ltd.	2,900	63,808
Canon, Inc. (b)	11,600	285,327
Capcom Co. Ltd.	1,900	52,773
Casio Computer Co. Ltd. (b)	2,000	33,163
Central Japan Railway Co.	1,700	271,713
The Chiba Bank Ltd.	6,200	39,920
Chubu Electric Power Co. Inc.	7,100	84,221
Chugai Pharmaceutical Co. Ltd.	7,700	282,070
Concordia Financial Group Ltd.	12,700	50,108
Cosmos Pharmaceutical Corp.	200	34,109
CyberAgent, Inc.	4,600	89,089
Dai Nippon Printing Co. Ltd.	2,400	58,122
Dai-ichi Life Holdings, Inc.	11,800	256,933
Daifuku Co. Ltd.	1,200	112,839
Daiichi Sankyo Co. Ltd.	20,500	546,895
Daikin Industries Ltd.	2,900	623,757
Daito Trust Construction Co. Ltd.	800	93,403
Daiwa House Industry Co. Ltd.	6,600	220,417
Daiwa House REIT Investment Corp.	23	67,394

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Daiwa Securities Group, Inc.	16,400	$95,797
Denso Corp.	5,000	327,778
Dentsu Group, Inc.	2,600	100,026
Disco Corp.	300	83,976
East Japan Railway Co.	3,600	252,523
Eisai Co. Ltd.	2,700	203,325
ENEOS Holdings, Inc.	35,600	145,371
FANUC Corp.	2,200	481,610
Fast Retailing Co. Ltd.	700	515,917
Fuji Electric Co. Ltd.	1,400	63,794
FUJIFILM Holdings Corp.	4,200	362,166
Fujitsu Ltd.	2,300	417,704
GLP J-REIT	51	83,832
GMO Payment Gateway, Inc.	500	63,348
Hakuhodo DY Holdings, Inc. (b)	2,900	50,031
Hamamatsu Photonics KK	1,700	105,458
Hankyu Hanshin Holdings, Inc.	2,800	88,343
Harmonic Drive Systems, Inc. (b)	500	24,114
Hikari Tsushin, Inc.	200	33,820
Hino Motors Ltd.	3,600	33,769
Hirose Electric Co. Ltd.	325	54,120
Hisamitsu Pharmaceutical Co., Inc.	600	22,759
Hitachi Construction Machinery Co. Ltd.	1,300	36,825
Hitachi Ltd.	11,300	670,020
Hitachi Metals Ltd. (a)	2,600	50,378
Honda Motor Co. Ltd.	19,100	589,050
Hoshizaki Corp.	600	54,631
Hoya Corp.	4,300	672,511
Hulic Co. Ltd.	3,200	35,675
Ibiden Co. Ltd.	1,300	71,866
Idemitsu Kosan Co. Ltd.	2,571	67,873
Iida Group Holdings Co. Ltd.	1,800	46,329
Inpex Corp.	11,400	89,219
Isuzu Motors Ltd.	6,800	89,338
Ito En Ltd.	700	46,484
ITOCHU Corp.	13,900	407,152
Itochu Techno-Solutions Corp.	1,200	39,176
Japan Airlines Co. Ltd. (a)	1,800	42,846
Japan Exchange Group, Inc.	5,800	143,944
Japan Metropolitan Fund Invest	87	83,638
Japan Post Bank Co. Ltd.	5,000	42,792
Japan Post Holdings Co. Ltd.	18,300	154,023
Japan Post Insurance Co. Ltd.	2,600	47,055
Japan Real Estate Investment Corp.	15	89,851
Japan Tobacco, Inc.	14,200	278,809
JFE Holdings, Inc.	5,400	80,575
JSR Corp.	2,500	90,623
Kajima Corp.	5,500	70,876

	Number of Shares	Value
Kakaku.com, Inc.	1,700	$55,035
The Kansai Electric Power Co., Inc.	8,300	80,547
Kansai Paint Co. Ltd.	1,900	47,243
Kao Corp.	5,700	339,617
KDDI Corp.	18,900	624,598
Keio Corp.	1,200	64,244
Keisei Electric Railway Co. Ltd.	1,600	53,073
Keyence Corp.	2,300	1,378,126
Kikkoman Corp. (b)	1,700	138,151
Kintetsu Group Holdings Co. Ltd. (a)	2,100	70,881
Kirin Holdings Co. Ltd.	9,600	178,310
Kobayashi Pharmaceutical Co. Ltd.	600	47,517
Kobe Bussan Co. Ltd.	1,600	52,237
Koei Tecmo Holdings Co. Ltd.	580	27,589
Koito Manufacturing Co. Ltd.	1,300	78,168
Komatsu Ltd.	10,000	240,456
Konami Holdings Corp.	1,100	69,029
Kose Corp.	400	47,944
Kubota Corp.	12,100	258,132
Kurita Water Industries Ltd.	1,200	57,976
Kyocera Corp.	3,700	231,305
Kyowa Kirin Co. Ltd.	3,300	119,000
Lasertec Corp.	900	204,434
Lawson, Inc.	600	29,459
Lion Corp.	2,700	43,680
LIXIL Group Corp.	3,000	87,177
M3, Inc.	5,100	364,087
Makita Corp.	2,700	147,343
Marubeni Corp.	18,200	149,329
Mazda Motor Corp. (a)	6,100	53,120
McDonald’s Holdings Co. Japan Ltd.	1,000	47,200
Medipal Holdings Corp.	2,100	39,613
MEIJI Holdings Co. Ltd.	1,500	96,945
Mercari, Inc. (a)	1,200	66,062
MinebeaMitsumi, Inc.	4,200	107,244
MISUMI Group, Inc.	3,300	140,231
Mitsubishi Chemical Holding Corp.	14,800	135,236
Mitsubishi Corp.	14,800	462,984
Mitsubishi Electric Corp.	21,000	292,077
Mitsubishi Estate Co. Ltd.	13,800	219,767
Mitsubishi Gas Chemical Co., Inc.	1,900	37,523
Mitsubishi HC Capital, Inc.	8,100	42,566
Mitsubishi Heavy Industries Ltd.	3,600	97,195
Mitsubishi UFJ Financial Group, Inc.	142,800	833,730
Mitsui & Co. Ltd.	17,800	386,139
Mitsui Chemicals, Inc.	2,300	77,222
Mitsui Fudosan Co. Ltd.	10,800	257,255
Miura Co. Ltd.	1,100	44,133
Mizuho Financial Group, Inc.	28,200	396,999

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MonotaRO Co. Ltd.	2,700	$60,926
MS&AD Insurance Group Holdings, Inc.	5,100	170,168
Murata Manufacturing Co. Ltd.	6,700	596,399
Nabtesco Corp.	1,200	45,457
NEC Corp.	2,800	151,999
Nexon Co. Ltd.	5,500	88,736
NGK Insulators Ltd.	3,200	54,342
NH Foods Ltd.	1,000	37,827
Nidec Corp.	5,200	576,863
Nihon M&A Center, Inc.	3,600	106,083
Nintendo Co. Ltd.	1,300	632,397
Nippon Building Fund, Inc.	17	110,427
Nippon Express Co. Ltd.	900	62,008
Nippon Paint Holdings Co. Ltd.	8,000	87,026
Nippon Prologis REIT, Inc.	23	76,913
Nippon Sanso Holdings Corp.	1,800	45,298
Nippon Shinyaku Co. Ltd.	600	49,986
Nippon Steel Corp.	9,900	177,178
Nippon Telegraph & Telephone Corp.	15,100	417,440
Nippon Yusen KK	1,900	142,915
Nissan Chemical Corp.	1,500	87,553
Nissan Motor Co. Ltd. (a)	26,800	134,406
Nisshin Seifun Group, Inc.	2,400	40,012
Nissin Foods Holdings Co. Ltd.	700	56,267
Nitori Holdings Co. Ltd.	900	177,059
Nitto Denko Corp.	1,700	121,144
Nomura Holdings, Inc.	35,800	175,963
Nomura Real Estate Holdings, Inc.	1,300	33,878
Nomura Real Estate Master Fund, Inc.	49	70,610
Nomura Research Institute Ltd.	4,000	147,418
NSK Ltd.	4,600	31,219
NTT Data Corp.	7,100	137,558
Obayashi Corp.	7,400	61,444
Obic Co. Ltd.	800	153,078
Odakyu Electric Railway Co. Ltd.	3,200	74,129
Oji Holdings Corp.	9,900	49,955
Olympus Corp.	13,500	296,477
Omron Corp.	2,200	218,058
Ono Pharmaceutical Co. Ltd.	4,100	93,510
Oracle Corp.	400	35,195
Oriental Land Co. Ltd.	2,300	372,485
ORIX Corp.	14,400	269,107
Orix JREIT, Inc.	32	55,742
Osaka Gas Co. Ltd.	4,100	75,361
Otsuka Corp.	1,400	71,974
Otsuka Holdings Co. Ltd.	4,600	196,092
Pan Pacific International Holding Corp.	4,500	93,264

	Number of Shares	Value
Panasonic Corp.	25,700	$318,992
PeptiDream, Inc. (a)	1,200	39,067
Persol Holdings Co. Ltd.	2,100	52,620
Pigeon Corp.	1,400	32,603
Pola Orbis Holdings, Inc.	1,200	27,679
Rakuten Group, Inc.	10,000	96,767
Recruit Holdings Co. Ltd.	15,800	963,410
Renesas Electronics Corp. (a)	14,600	180,146
Resona Holdings, Inc.	26,100	103,879
Ricoh Co. Ltd.	7,600	77,988
Rinnai Corp.	400	43,836
Rohm Co. Ltd.	1,000	94,206
Ryohin Keikaku Co. Ltd.	3,100	68,969
Santen Pharmaceutical Co. Ltd.	4,400	62,090
SBI Holdings, Inc. (b)	2,642	65,184
SCSK Corp.	1,800	38,064
Secom Co. Ltd.	2,500	181,410
Seiko Epson Corp.	3,400	68,596
Sekisui Chemical Co. Ltd.	4,500	77,477
Sekisui House Ltd.	7,100	149,200
Seven & i Holdings Co. Ltd.	8,800	399,340
SG Holdings Co. Ltd.	3,600	102,366
Sharp Corp.	2,600	32,916
Shimadzu Corp.	2,800	122,994
Shimano, Inc.	900	262,188
Shimizu Corp.	6,700	50,494
Shin-Etsu Chemical Co. Ltd.	4,100	691,525
Shionogi & Co. Ltd.	3,000	205,516
Shiseido Co. Ltd.	4,600	310,024
The Shizuoka Bank Ltd. (b)	5,500	45,249
SMC Corp.	700	437,939
Softbank Corp.	33,700	457,554
SoftBank Group Corp.	14,100	814,802
Sohgo Security Services Co. Ltd.	900	40,637
Sompo Holdings, Inc.	3,700	160,244
Sony Group Corp.	14,700	1,637,013
Square Enix Holdings Co. Ltd.	1,000	52,694
Stanley Electric Co. Ltd.	1,300	32,769
Subaru Corp.	7,000	129,994
SUMCO Corp.	3,300	66,257
Sumitomo Chemical Co. Ltd.	16,700	87,115
Sumitomo Corp.	13,400	187,349
Sumitomo Dainippon Pharma Co. Ltd.	2,300	41,094
Sumitomo Electric Industries Ltd.	8,600	114,725
Sumitomo Metal Mining Co. Ltd.	3,000	108,263
Sumitomo Mitsui Financial Group, Inc.	15,300	535,276
Sumitomo Mitsui Trust Holdings, Inc.	3,900	133,566

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Sumitomo Realty & Development Co. Ltd.	3,500	$127,716
Suntory Beverage & Food Ltd.	1,700	70,622
Suzuki Motor Corp.	4,300	191,665
Sysmex Corp.	2,000	247,062
T&D Holdings, Inc.	6,000	81,946
Taisei Corp.	2,200	70,836
Taisho Pharmaceutical Holdings Co. Ltd.	400	23,387
Takeda Pharmaceutical Co. Ltd.	18,341	607,964
TDK Corp.	4,500	162,572
Terumo Corp.	7,500	352,609
THK Co. Ltd.	1,400	30,867
TIS, Inc.	2,700	73,797
Tobu Railway Co. Ltd.	2,200	59,326
Toho Co. Ltd.	1,400	66,047
Toho Gas Co. Ltd.	900	39,317
Tohoku Electric Power Co., Inc.	5,400	39,787
Tokio Marine Holdings, Inc.	7,300	391,481
Tokyo Century Corp.	500	28,222
Tokyo Electric Power Co. Holdings, Inc. (a)	18,500	53,059
Tokyo Electron Ltd.	1,700	749,364
Tokyo Gas Co. Ltd.	4,100	76,354
Tokyu Corp.	5,600	83,392
TOPPAN, INC.	3,200	54,425
Toray Industries, Inc.	15,600	99,630
Toshiba Corp.	4,800	201,283
Tosoh Corp.	3,200	58,068
TOTO Ltd.	1,700	80,771
Toyo Suisan Kaisha Ltd.	1,100	48,856
Toyota Industries Corp.	1,700	139,666
Toyota Motor Corp.	124,000	2,218,138
Toyota Tsusho Corp.	2,400	100,580
Trend Micro, Inc.	1,600	89,258
Tsuruha Holdings, Inc.	500	61,770
Unicharm Corp.	4,700	208,454
United Urban Investment Corp.	38	51,408
USS Co. Ltd.	2,700	46,192
Welcia Holdings Co. Ltd.	1,200	43,144
West Japan Railway Co.	2,500	124,493
Yakult Honsha Co. Ltd.	1,400	70,981
Yamada Denki Co. Ltd.	8,200	34,514
Yamaha Corp.	1,600	100,589
Yamaha Motor Co. Ltd.	3,400	94,672
Yamato Holdings Co. Ltd.	3,300	83,661
Yaskawa Electric Corp.	2,900	139,504
Yokogawa Electric Corp.	2,800	48,958
Z Holdings Corp.	31,200	200,226

	Number of Shares	Value
ZOZO, Inc.	1,500	$56,167
		47,424,153
Luxembourg — 0.3%
ArcelorMittal SA	8,300	250,442
Aroundtown SA	11,809	81,584
Eurofins Scientific SE	1,553	199,152
InPost SA (a)	2,436	40,182
Tenaris SA	5,770	60,847
		632,207
Netherlands — 6.0%
ABN AMRO Bank NV (a) (d)	5,306	76,347
Adyen NV (a) (d)	230	639,529
Aegon NV	20,722	106,386
Airbus SE (a)	6,875	902,654
Akzo Nobel NV	2,249	244,895
Argenx SE (a)	546	164,781
ASM International NV	548	213,961
ASML Holding NV	4,895	3,610,906
CNH Industrial NV	11,824	200,207
Davide Campari-Milano NV	6,374	89,727
EXOR NV	1,237	104,238
Ferrari NV	34	7,118
Ferrari NV	1,469	307,197
Heineken Holding NV	1,294	112,486
Heineken NV (b)	3,011	313,002
ING Groep NV (b)	45,413	659,132
JDE Peet’s NV	912	27,089
Just Eat Takeaway.com (a) (d)	2,076	151,279
Koninklijke Ahold Delhaize NV	12,214	404,935
Koninklijke DSM NV	2,043	408,352
Koninklijke KPN NV	41,166	129,100
Koninklijke Philips NV	10,611	470,310
Koninklijke Vopak NV	839	32,983
NN Group NV	3,142	163,973
Prosus NV	10,860	855,314
QIAGEN NV (a)	2,657	138,149
Randstad NV (b)	1,335	89,219
Stellantis NV	12,500	238,687
Stellantis NV (b)	11,145	212,870
STMicroelectronics NV	7,923	345,423
Universal Music Group NV (a)	8,547	228,848
Wolters Kluwer NV	3,126	330,427
		11,979,524
New Zealand — 0.3%
The a2 Milk Co. Ltd. (a) (b)	9,580	42,652
Auckland International Airport Ltd. (a)	13,821	74,302
Fisher & Paykel Healthcare Corp. Ltd.	6,688	147,057
Mercury NZ Ltd.	8,257	36,936

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Meridian Energy Ltd.	13,498	$45,770
Ryman Healthcare Ltd.	5,035	52,088
Spark New Zealand Ltd.	22,717	74,897
Xero Ltd. (a)	1,539	153,371
		627,073
Norway — 0.7%
Adevinta ASA (a)	3,348	57,289
DNB Bank ASA	10,983	249,349
Equinor ASA	11,436	291,428
Gjensidige Forsikring ASA	2,172	48,100
Mowi ASA	5,047	127,375
Norsk Hydro ASA	16,444	122,710
Orkla ASA	9,029	82,745
Schibsted ASA Class A	860	40,870
Schibsted ASA Class B	1,234	52,206
Telenor ASA	7,927	133,145
Yara International ASA (b)	1,963	97,156
		1,302,373
Papua New Guinea — 0.0%
Oil Search Ltd.	24,061	76,165
Portugal — 0.1%
Banco Espirito Santo SA (a) (c)	39,664	—
EDP - Energias de Portugal SA	31,373	164,573
Galp Energia SGPS SA	6,303	71,381
Jeronimo Martins SGPS SA	3,060	60,933
		296,887
Singapore — 1.0%
Ascendas REIT	40,032	88,109
CapitaLand Integrated Commercial Trust	54,634	81,213
Capitaland Investment Ltd. (a)	28,646	71,731
City Developments Ltd.	4,900	24,729
DBS Group Holdings, Ltd.	21,222	471,254
Genting Singapore Ltd.	77,400	40,768
Keppel Corp. Ltd.	17,800	67,643
Mapletree Commercial Trust	25,800	39,187
Mapletree Logistics Trust	35,500	52,954
Oversea-Chinese Banking Corp. Ltd.	39,087	327,213
Singapore Airlines Ltd. (a)	14,649	53,582
Singapore Exchange Ltd.	8,900	65,125
Singapore Technologies Engineering Ltd.	17,600	49,174
Singapore Telecommunications Ltd.	96,300	173,753
United Overseas Bank Ltd.	13,793	260,876
UOL Group Ltd.	5,769	29,000
Venture Corp. Ltd.	2,800	36,899
Wilmar International Ltd.	23,400	71,889
		2,005,099

	Number of Shares	Value
Spain — 2.4%
ACS Actividades de Construccion y Servicios SA	3,047	$81,695
Aena SME SA (a) (d)	857	147,825
Amadeus IT Group SA (a)	5,228	343,440
Banco Bilbao Vizcaya Argentaria SA (b)	77,473	511,052
Banco Santander SA	201,463	729,720
CaixaBank SA	51,883	160,882
Cellnex Telecom SA (d)	5,919	364,859
EDP Renovaveis SA	3,508	86,393
Enagas SA	3,123	69,408
Endesa SA	3,855	77,749
Ferrovial SA	5,652	163,921
Grifols SA	3,422	83,439
Iberdrola SA	68,961	688,752
Industria de Diseno Textil SA	12,708	462,349
Naturgy Energy Group SA	3,456	87,009
Red Electrica Corp. SA	5,267	105,279
Repsol SA	16,576	215,297
Siemens Gamesa Renewable Energy SA (a)	2,992	75,629
Telefonica SA	59,687	278,199
		4,732,897
Sweden — 3.4%
Alfa Laval AB	3,633	135,374
Assa Abloy AB Class B	11,731	340,143
Atlas Copco AB Class A	7,914	480,066
Atlas Copco AB Class B	4,443	227,124
Boliden AB	3,316	106,676
Electrolux AB Series B (b)	2,492	57,546
Embracer Group AB (a)	5,466	52,546
Epiroc AB Class A	8,015	165,208
Epiroc AB Class B	4,369	77,195
EQT AB	3,376	139,057
Essity AB Class B	7,151	221,956
Evolution AB (d)	1,977	300,521
Fastighets AB Balder Class B (a)	1,291	77,435
Hennes & Mauritz AB Class B (a)	8,479	171,911
Hexagon AB Class B	22,847	352,031
Husqvarna AB Class B	5,064	60,413
ICA Gruppen AB	1,278	58,598
Industrivarden AB Class A	1,206	38,439
Industrivarden AB Class C	2,011	61,956
Investment AB Latour	1,869	57,829
Investor AB Class B	21,176	453,415
Kinnevik AB Class B (a)	2,963	104,472
L E Lundbergforetagen AB Class B	947	51,716
Lundin Energy AB (b)	2,396	88,943

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Nibe Industrier AB Class B	16,625	$208,824
Sandvik AB	13,076	298,422
Securitas AB Class B	3,748	59,441
Sinch AB (a) (d)	6,070	116,971
Skandinaviska Enskilda Banken AB Class A	18,929	266,712
Skanska AB Class B	3,813	95,568
SKF AB Class B	4,309	101,411
Svenska Cellulosa AB Class B	6,899	106,608
Svenska Handelsbanken AB Class A	16,894	189,512
Swedbank AB Class A	10,539	213,176
Swedish Match AB	18,199	159,607
Tele2 AB Class B (b)	5,545	81,912
Telefonaktiebolaget LM Ericsson Class B (b)	33,992	384,190
Telia Co AB	30,424	125,445
Volvo AB Class A	2,189	49,626
Volvo AB Class B	16,718	375,609
		6,713,604
Switzerland — 9.4%
ABB Ltd. Registered	20,229	674,276
Adecco Group AG Registered	1,885	94,402
Alcon, Inc.	5,824	471,800
Baloise Holding AG Registered	562	85,691
Banque Cantonale Vaudoise Registered	368	27,986
Barry Callebaut AG Registered	43	97,284
Chocoladefabriken Lindt & Spruengli AG	12	134,429
Chocoladefabriken Lindt & Spruengli AG Registered	1	117,425
Cie Financiere Richemont SA Registered	6,085	627,445
Clariant AG	2,188	40,994
Coca-Cola HBC AG	2,245	72,158
Credit Suisse Group AG Registered	30,151	298,941
EMS-Chemie Holding AG Registered	85	80,005
Geberit AG Registered	433	318,152
Givaudan SA Registered	108	493,271
Holcim Ltd.	1,708	82,173
Holcim Ltd.	4,338	207,819
Julius Baer Group Ltd.	2,575	170,314
Kuehne & Nagel International AG Registered	635	215,771
Logitech International SA Registered (b)	2,012	178,191
Lonza Group AG Registered	868	650,298
Nestle SA Registered	33,647	4,048,370
Novartis AG Registered	25,894	2,124,349
Partners Group Holding AG	264	410,972

	Number of Shares	Value
Roche Holding AG	8,205	$2,994,035
Roche Holding AG	371	152,323
Schindler Holding AG	489	130,851
Schindler Holding AG Registered	217	55,790
SGS SA Registered	71	206,451
Sika AG Registered (b)	1,652	522,519
Sonova Holding AG Registered	637	240,244
Straumann Holding AG Registered	120	214,741
The Swatch Group AG	363	95,156
The Swatch Group AG Registered	586	30,179
Swiss Life Holding AG Registered	370	187,622
Swiss Prime Site AG Registered	894	87,063
Swiss Re AG	3,505	298,563
Swisscom AG Registered	313	179,721
Temenos Group AG Registered	814	110,548
UBS Group AG Registered	42,683	682,073
Vifor Pharma AG	592	76,652
Zurich Insurance Group AG	1,757	716,414
		18,703,461
United Kingdom — 14.1%
3i Group PLC	11,518	198,397
Abrdn PLC	26,646	91,481
Admiral Group PLC	2,365	98,700
Anglo American PLC	15,034	518,596
Antofagasta PLC	4,839	86,938
Ashtead Group PLC	5,227	396,503
Associated British Foods PLC	4,045	100,506
AstraZeneca PLC	18,075	2,175,952
Auto Trader Group PLC (d)	10,821	85,625
Aveva Group PLC	1,403	67,759
Aviva PLC	46,712	248,621
BAE Systems PLC	37,683	284,825
Barclays PLC	197,586	503,921
Barratt Developments PLC	11,648	102,787
Berkeley Group Holdings PLC	1,259	73,748
BHP Group PLC	24,583	612,689
BP PLC	235,807	1,068,217
British American Tobacco PLC	25,411	886,574
The British Land Co. PLC	9,913	65,471
BT Group PLC (a)	106,615	228,976
Bunzl PLC	3,898	128,769
Burberry Group PLC	4,618	112,441
Coca-Cola Europacific Partners PLC	2,367	130,871
Compass Group PLC (a)	20,680	423,119
Croda International PLC	1,626	185,682
Diageo PLC	27,223	1,311,687
Direct Line Insurance Group PLC	14,653	57,170
Entain PLC (a)	6,972	199,580

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Evraz PLC	6,253	$49,892
Experian PLC	10,753	446,689
Ferguson PLC	2,600	360,419
GlaxoSmithKline PLC	58,649	1,107,030
Glencore PLC	116,070	548,148
Halma PLC	4,395	167,651
Hargreaves Lansdown PLC	4,345	83,415
Hikma Pharmaceuticals PLC	2,100	69,086
HSBC Holdings PLC	238,145	1,245,862
Imperial Brands PLC	10,987	229,291
Informa PLC (a)	17,243	126,348
InterContinental Hotels Group PLC (a)	2,060	132,094
Intertek Group PLC	1,863	124,374
J Sainsbury PLC	20,413	78,167
JD Sports Fashion PLC	6,328	89,091
Johnson Matthey PLC	2,405	86,744
Kingfisher PLC	25,850	116,952
Land Securities Group PLC	8,036	74,796
Legal & General Group PLC	70,955	267,946
Lloyds Banking Group PLC	826,007	513,818
London Stock Exchange Group PLC	3,833	382,945
M&G PLC	29,236	80,013
Melrose Industries PLC	53,574	123,971
Mondi PLC	5,561	135,924
National Grid PLC	41,543	494,166
Natwest Group PLC	68,888	209,036
Next PLC	1,561	171,189
Ocado Group PLC (a)	5,965	132,670
Pearson PLC	9,399	89,867
Persimmon PLC	3,680	131,133
Phoenix Group Holdings PLC	7,282	62,970
Prudential PLC	30,471	591,523
Reckitt Benckiser Group PLC	8,318	651,045
RELX PLC	22,524	649,084
Rentokil Initial PLC	21,569	168,983
Rio Tinto PLC	13,099	864,877
Rolls-Royce Holdings PLC (a)	97,415	183,270
Royal Dutch Shell PLC Class A	47,634	1,052,326
Royal Dutch Shell PLC Class B	43,379	961,032
The Sage Group PLC	12,751	121,700
Schroders PLC	1,529	73,435
Segro PLC	13,878	222,692
Severn Trent PLC	2,949	103,123
Smith & Nephew PLC	10,190	174,999
Smiths Group PLC	4,419	84,708
Spirax-Sarco Engineering PLC	879	176,652
SSE PLC	12,139	254,901
St. James’s Place PLC	6,201	125,626

	Number of Shares		Value
Standard Chartered PLC		31,202	$182,863
Taylor Wimpey PLC		41,210	85,110
Tesco PLC		89,993	305,229
Unilever PLC		30,557	1,651,851
United Utilities Group PLC		8,298	107,895
Vodafone Group PLC		325,670	492,621
Whitbread PLC (a)		2,277	101,271
Wm Morrison Supermarkets PLC		28,945	114,728
WPP PLC		14,121	189,746
			28,068,592
United States — 0.0%
Jackson Financial, Inc. (a) (c)		786	20,436

TOTAL COMMON STOCK (Cost $156,435,617)			194,616,487

PREFERRED STOCK — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG 2.590%		688	52,532
Fuchs Petrolub SE 2.460%	EUR	875	40,937
Henkel AG & Co. KGaA 2.130%		2,030	188,469
Porsche Automobil Holding SE 2.350%		1,809	180,274
Sartorius AG 0.150%		304	193,602
Volkswagen AG 2.560%		2,128	476,703
			1,132,517
Italy — 0.0%
Telecom Italia SpA 6.110%		73,532	29,729

TOTAL PREFERRED STOCK (Cost $905,980)			1,162,246

TOTAL EQUITIES (Cost $157,341,597)			195,778,733

MUTUAL FUNDS — 1.7%
United States — 1.7%
iShares Core MSCI EAFE ETF		1,750	129,938
State Street Navigator Securities Lending Government Money Market Portfolio (e)		3,225,837	3,225,837

TOTAL MUTUAL FUNDS (Cost $3,357,940)			3,355,775

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
France — 0.0%
Veolia Environment SA (a) (b) (c)	6,593	$5,483
Germany — 0.0%
Deutsche Lufthansa AG (a) (b)	3,637	8,637

TOTAL RIGHTS (Cost $16,620)		14,120

TOTAL LONG-TERM INVESTMENTS (Cost $160,716,157)		199,148,628
	Principal Amount
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (f)	$1,554,437	1,554,437

TOTAL SHORT-TERM INVESTMENTS (Cost $1,554,437)		1,554,437

TOTAL INVESTMENTS — 100.5% (Cost $162,270,594) (g)		200,703,065

Other Assets/(Liabilities) — (0.5)%		(1,038,006)

NET ASSETS — 100.0%		$199,665,059

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $5,461,216 or 2.74% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $2,528,041 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $62,784 or 0.03% of net assets.

(d)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $3,900,034 or 1.95% of net assets.

(e)	Represents investment of security lending cash collateral. (Note 2).
(f)

Maturity value of $1,554,437. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $1,585,556.

(g)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	25.1%
Financial	19.6%
Industrial	14.3%
Consumer, Cyclical	13.6%
Technology	6.5%
Basic Materials	6.4%
Communications	5.5%
Energy	3.7%
Utilities	3.1%
Mutual Funds	1.7%
Diversified	0.2%
Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund — Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of New York Mellon*	12/15/21	USD	76,013	CHF	70,000	$764
Citibank N.A.*	12/15/21	HKD	167,890	USD	21,593	(22)
Citibank N.A.*	12/15/21	AUD	16,469	USD	12,168	(258)
Citibank N.A.*	12/15/21	CHF	123,388	USD	134,641	(2,001)
Citibank N.A.*	12/15/21	EUR	686,298	USD	812,787	(16,637)
Goldman Sachs International*	12/15/21	SEK	804,954	USD	93,590	(1,581)
Goldman Sachs International*	12/15/21	USD	37,391	ILS	119,805	205
JP Morgan Chase Bank N.A.*	12/15/21	DKK	164,266	USD	26,150	(528)
JP Morgan Chase Bank N.A.*	12/15/21	JPY	73,213,561	USD	667,015	(8,778)
JP Morgan Chase Bank N.A.*	12/15/21	GBP	80,218	USD	111,029	(2,932)
JP Morgan Chase Bank N.A.*	12/15/21	USD	1,974	SGD	2,658	17
Morgan Stanley & Co. LLC*	12/15/21	GBP	130,000	USD	176,302	(1,122)
Morgan Stanley & Co. LLC*	12/15/21	EUR	80,000	USD	93,060	(255)
Morgan Stanley & Co. LLC*	12/15/21	USD	11,620	NOK	101,065	66
Morgan Stanley & Co. LLC*	12/15/21	USD	105,771	EUR	90,000	1,365
Morgan Stanley & Co. LLC*	12/15/21	USD	164,227	JPY	18,370,000	(930)
						$(32,627)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Hang Seng Index	10/28/21	1	$155,579	$1,936
Topix Index	12/09/21	5	915,493	(3,278)
SPI 200 Index	12/16/21	3	399,293	(3,858)
Euro Stoxx 50 Index	12/17/21	38	1,829,524	(47,704)
FTSE 100 Index	12/17/21	7	663,663	3,495
				$(49,409)

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 97.6%
COMMON STOCK — 97.3%
Australia — 0.7%
AMP Ltd. (a)	93,238	$66,468
Brambles Ltd.	202,800	1,577,364
Orica Ltd.	285,458	2,813,541
		4,457,373
Belgium — 1.1%
Anheuser-Busch InBev SA	65,300	3,688,018
KBC Group NV	40,422	3,628,898
		7,316,916
Brazil — 0.2%
Ambev SA ADR	418,254	1,154,381
Canada — 3.5%
Canadian National Railway Co.	71,447	8,262,846
Cenovus Energy, Inc.	194,717	1,963,158
Intact Financial Corp.	15,278	2,020,180
Open Text Corp.	49,800	2,430,630
Restaurant Brands International, Inc.	27,200	1,664,368
Suncor Energy, Inc.	100,441	2,082,410
The Toronto-Dominion Bank	64,680	4,281,871
		22,705,463
Cayman Islands — 1.9%
Alibaba Group Holding Ltd. (a)	117,640	2,188,105
Alibaba Group Holding Ltd. Sponsored ADR (a)	15,200	2,250,360
NetEase, Inc.	102,800	1,765,949
Tencent Holdings Ltd.	69,800	4,092,669
Trip.com Group Ltd. ADR (a)	16,899	519,644
Vipshop Holdings Ltd. ADR (a)	176,300	1,963,982
		12,780,709
Denmark — 1.9%
Carlsberg A/S Class B	19,088	3,105,146
Novo Nordisk A/S Class B	100,785	9,694,012
		12,799,158
Finland — 0.2%
UPM-Kymmene OYJ	33,900	1,197,764
France — 15.7%
Accor SA (a)	136,492	4,831,851
Air Liquide SA	67,830	10,853,280
BNP Paribas SA (b)	128,431	8,226,701
Capgemini SE	56,078	11,662,550
Cie Generale des Etablissements Michelin SCA	17,014	2,611,151
Danone SA	48,705	3,324,357
Dassault Systemes SE	65,373	3,427,291
Engie SA	303,404	3,982,025

	Number of Shares	Value
EssilorLuxottica SA	28,920	$5,529,982
L’Oreal SA	9,757	4,026,931
Legrand SA	41,124	4,410,689
LVMH Moet Hennessy Louis Vuitton SE	13,740	9,824,980
Pernod Ricard SA	34,946	7,642,237
Publicis Groupe SA	51,569	3,472,846
Schneider Electric SE	84,876	14,111,498
Valeo SE	116,830	3,260,248
Worldline SA (a) (c)	31,900	2,433,847
		103,632,464
Germany — 14.3%
Allianz SE Registered	32,810	7,400,089
Bayer AG Registered	247,865	13,519,025
Bayerische Motoren Werke AG	81,385	7,811,651
Beiersdorf AG	59,178	6,397,982
Continental AG (a)	57,480	6,301,596
Daimler AG Registered	93,373	8,300,426
Deutsche Boerse AG	48,826	7,948,209
Fresenius Medical Care AG & Co. KGaA	69,700	4,911,874
Fresenius SE & Co. KGaA	44,800	2,153,953
Henkel AG & Co. KGaA	24,700	2,131,166
Merck KGaA	33,330	7,247,906
MTU Aero Engines AG	11,258	2,545,570
SAP SE	95,635	12,956,021
thyssenkrupp AG (a)	369,617	3,938,808
Vitesco Technologies Group AG (a)	11,236	663,776
		94,228,052
Hong Kong — 1.5%
AIA Group Ltd.	874,200	10,065,662
India — 2.3%
Axis Bank Ltd. (a)	284,405	2,931,317
HDFC Bank Ltd.	98,899	2,117,452
Housing Development Finance Corp. Ltd.	109,309	3,985,468
Tata Consultancy Services Ltd.	119,349	6,048,524
		15,082,761
Indonesia — 0.2%
Bank Mandiri Persero Tbk PT	3,702,900	1,573,579
Ireland — 1.9%
Linde PLC (a)	17,154	5,100,405
Ryanair Holdings PLC (a)	11,700	220,677
Ryanair Holdings PLC Sponsored ADR (a)	62,530	6,882,052
		12,203,134

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Israel — 0.7%
Check Point Software Technologies Ltd. (a)	38,936	$4,401,325
Italy — 2.3%
Eni SpA	193,165	2,571,848
Intesa Sanpaolo SpA	4,492,433	12,745,097
		15,316,945
Japan — 11.9%
Daikin Industries Ltd.	38,100	8,194,878
Denso Corp.	49,900	3,271,224
Hitachi Ltd.	158,400	9,392,139
Hoya Corp.	49,400	7,726,057
Japan Tobacco, Inc.	156,000	3,062,969
Koito Manufacturing Co. Ltd.	58,000	3,487,483
Komatsu Ltd.	67,500	1,623,076
Kose Corp.	24,900	2,984,538
Kubota Corp.	289,800	6,182,363
Kyocera Corp.	74,100	4,632,344
Olympus Corp.	247,300	5,431,019
Shin-Etsu Chemical Co. Ltd.	15,800	2,664,902
SMC Corp.	7,100	4,441,957
Sony Group Corp.	53,900	6,002,381
Terumo Corp.	132,400	6,224,718
Toyota Motor Corp.	184,500	3,300,374
		78,622,422
Mexico — 0.4%
Grupo Televisa SAB Sponsored ADR	255,500	2,805,390
Netherlands — 6.3%
Akzo Nobel NV	54,711	5,957,526
CNH Industrial NV	376,997	6,383,401
EXOR NV	57,500	4,845,339
ING Groep NV (b)	317,969	4,615,058
Koninklijke Philips NV	149,581	6,629,862
Prosus NV	54,023	4,254,754
QIAGEN NV (a)	71,947	3,740,849
Randstad NV (b)	59,770	3,994,456
Wolters Kluwer NV	7,163	757,150
		41,178,395
Portugal — 0.4%
Galp Energia SGPS SA	228,435	2,587,014
Republic of Korea — 0.4%
NAVER Corp.	7,500	2,443,832
Singapore — 0.7%
DBS Group Holdings, Ltd.	207,800	4,614,387
South Africa — 0.3%
Naspers Ltd.	10,764	1,773,777

	Number of Shares	Value
Spain — 1.1%
Amadeus IT Group SA (a)	114,840	$7,544,128
Sweden — 1.6%
Essity AB Class B	33,466	1,038,732
Hennes & Mauritz AB Class B (a)	195,194	3,957,551
SKF AB Class B	120,400	2,833,590
Volvo AB Class B	128,700	2,891,545
		10,721,418
Switzerland — 11.9%
Cie Financiere Richemont SA Registered	58,244	6,005,738
Credit Suisse Group AG Registered	697,825	6,918,786
Holcim Ltd.	82,484	3,968,349
Julius Baer Group Ltd.	52,526	3,474,142
Nestle SA Registered	128,516	15,462,904
Novartis AG Registered	111,333	9,133,783
Roche Holding AG	42,164	15,385,800
Sika AG Registered (b)	13,215	4,179,838
The Swatch Group AG	5,210	1,365,732
UBS Group AG Registered	434,665	6,945,937
Zurich Insurance Group AG	13,156	5,364,337
		78,205,346
Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	55,929	6,244,473
United Kingdom — 12.5%
Compass Group PLC (a)	396,973	8,122,191
Diageo PLC	150,643	7,258,440
Experian PLC	141,527	5,879,151
Glencore PLC	1,496,300	7,066,374
Informa PLC (a)	91,800	672,665
Liberty Global PLC Series A (a)	155,400	4,630,920
Lloyds Banking Group PLC	14,575,597	9,066,753
Natwest Group PLC	1,123,200	3,408,278
Prudential PLC	144,100	2,797,365
Reckitt Benckiser Group PLC	69,285	5,422,894
RELX PLC	240,546	6,931,922
Rio Tinto PLC	56,093	3,703,605
Rolls-Royce Holdings PLC (a)	2,339,275	4,400,959
Schroders PLC	59,068	2,836,908
Smiths Group PLC	179,800	3,446,580
Tesco PLC	1,166,988	3,958,067
WPP PLC	212,044	2,849,271
		82,452,343

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
United States — 0.4%
Yum China Holdings, Inc.	47,565	$2,764,002

TOTAL COMMON STOCK (Cost $510,457,085)		640,872,613

PREFERRED STOCK — 0.3%
Germany — 0.0%
Henkel AG & Co. KGaA 2.130%	1,900	176,399
Republic of Korea — 0.3%
Samsung Electronics Co. Ltd. 3.760%	29,400	1,720,857

TOTAL PREFERRED STOCK (Cost $1,936,465)		1,897,256

TOTAL EQUITIES (Cost $512,393,550)		642,769,869
	Principal Amount
BONDS & NOTES — 0.1%
CORPORATE DEBT — 0.1%
United Kingdom — 0.1%
Credit Suisse Group Guernsey VII Ltd.
3.000% 11/12/21 CHF (c) (d)	$400,000	455,174
3.000% 11/12/21 CHF (b) (c) (d)	335,000	384,624
		839,798

TOTAL CORPORATE DEBT (Cost $806,878)		839,798

TOTAL BONDS & NOTES (Cost $806,878)		839,798
	Number of Shares
MUTUAL FUNDS — 3.4%
United States — 3.4%
State Street Navigator Securities Lending Government Money Market Portfolio (e)	22,156,838	22,156,838

TOTAL MUTUAL FUNDS (Cost $22,156,838)		22,156,838

TOTAL LONG-TERM INVESTMENTS (Cost $535,357,266)		665,766,505

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.8%
Repurchase Agreement — 1.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (f)	$11,890,846	$11,890,846

TOTAL SHORT-TERM INVESTMENTS (Cost $11,890,846)		11,890,846

TOTAL INVESTMENTS — 102.9% (Cost $547,248,112) (g)		677,657,351

Other Assets/(Liabilities) — (2.9)%		(19,122,286)

NET ASSETS — 100.0%		$658,535,065

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $21,103,777 or 3.20% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $3,273,645 or 0.50% of net assets.

(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)	Represents investment of security lending cash collateral. (Note 2).
(f)

Maturity value of $11,890,846. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $12,128,796.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	28.7%
Financial	18.6%
Industrial	15.1%
Consumer, Cyclical	14.2%
Technology	7.7%
Basic Materials	6.1%
Communications	5.3%
Mutual Funds	3.4%
Energy	1.4%
Utilities	0.6%
Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%
Net Assets	100.0%

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
State Street Bank and Trust Co.*	12/15/21	USD	3,425,113	CHF	3,065,000	$130,292

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

CHF	Swiss Franc
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 97.5%
COMMON STOCK — 96.8%
Australia — 2.1%
Australia & New Zealand Banking Group Ltd.	107,861	$2,176,094
BHP Group Ltd. (a)	135,539	3,642,925
Challenger Ltd.	203,921	914,382
Downer EDI Ltd.	676,151	3,097,654
IGO Ltd.	569,545	3,576,620
Incitec Pivot Ltd.	1,069,319	2,257,425
Macquarie Group Ltd.	18,388	2,412,554
Rio Tinto Ltd.	13,511	960,092
Scentre Group	1,524,699	3,280,632
South32 Ltd.	2,441,348	6,196,794
Treasury Wine Estates Ltd.	253,517	2,253,742
Worley Ltd.	602,443	4,238,182
		35,007,096
Austria — 0.9%
BAWAG Group AG (b)	76,833	4,818,552
Erste Group Bank AG	232,506	10,153,968
		14,972,520
Belgium — 0.3%
KBC Group NV	40,202	3,609,148
Umicore SA	38,843	2,301,765
		5,910,913
Bermuda — 0.4%
China Resources Gas Group Ltd.	450,000	2,361,842
Credicorp Ltd.	11,665	1,294,115
Hongkong Land Holdings Ltd.	306,400	1,466,403
Kunlun Energy Co. Ltd.	1,942,000	2,018,599
		7,140,959
Brazil — 0.9%
Ambev SA	452,800	1,272,155
B3 SA - Brasil Bolsa Balcao	636,400	1,488,819
Banco BTG Pactual SA	287,100	1,326,436
BRF SA (c)	127,600	634,749
EDP - Energias do Brasil SA	473,723	1,597,127
Lojas Renner SA	101,458	641,268
Magazine Luiza SA	771,800	2,032,339
Raia Drogasil SA	378,323	1,623,543
Rede D’Or Sao Luiz SA (b)	217,620	2,713,781
Suzano SA (c)	206,816	2,070,534
		15,400,751
British Virgin Islands — 0.1%
Mail.ru Group Ltd. GDR (b) (c)	44,374	906,483
Canada — 3.2%
Canadian Pacific Railway Ltd. (a)	48,700	3,168,909

	Number of Shares	Value
Element Fleet Management Corp. (a)	261,322	$2,636,740
Franco-Nevada Corp.	16,930	2,199,456
Magna International, Inc.	101,142	7,609,924
Manulife Financial Corp.	126,756	2,439,848
National Bank of Canada	102,191	7,848,682
Shopify, Inc. Class A (c)	2,568	3,481,643
Sun Life Financial, Inc.	228,466	11,760,606
TC Energy Corp. (a)	53,749	2,586,878
TELUS International CDA, Inc. (c)	27,917	979,498
TMX Group Ltd.	50,724	5,470,070
Waste Connections, Inc.	33,041	4,160,853
		54,343,107
Cayman Islands — 5.2%
AAC Technologies Holdings, Inc.	268,000	1,272,316
Alibaba Group Holding Ltd. (c)	165,180	3,072,350
Alibaba Group Holding Ltd. Sponsored ADR (c)	93,264	13,807,735
Baidu, Inc. Sponsored ADR (c)	51,163	7,866,311
Budweiser Brewing Co. APAC Ltd. (b)	689,900	1,736,522
China Mengniu Dairy Co. Ltd.	1,283,000	8,253,644
CK Hutchison Holdings Ltd.	339,500	2,251,333
ENN Energy Holdings Ltd.	88,200	1,444,349
Greentown Service Group Co. Ltd. (b)	508,000	546,056
JOYY, Inc. ADR (a)	69,603	3,816,332
Kanzhun Ltd. (c)	13,311	479,063
Longfor Group Holdings Ltd. (b)	260,500	1,197,148
Meituan Class B (b) (c)	127,300	3,975,159
New Oriental Education & Technology Group, Inc. (c)	166,200	328,563
Pagseguro Digital Ltd. Class A (c)	15,437	798,402
Pinduoduo, Inc. ADR (c)	15,800	1,432,586
Sea Ltd. ADR (c)	1,839	586,144
Sino Biopharmaceutical Ltd.	1,374,000	1,145,205
StoneCo Ltd. Class A (c)	58,412	2,028,065
Tencent Holdings Ltd.	325,600	19,091,302
Tongcheng-Elong Holdings Ltd. (b) (c)	1,090,000	2,605,061
Trip.com Group Ltd. ADR (c)	74,350	2,286,262
Weibo Corp. Sponsored ADR (c)	51,419	2,441,888
Wuxi Biologics Cayman, Inc. (b) (c)	81,000	1,309,225
XP, Inc. Class A (c)	71,058	2,854,400
Zhongsheng Group Holdings Ltd.	265,500	2,133,931
		88,759,352
Chile — 0.1%
Banco Santander Chile Sponsored ADR	89,806	1,775,465

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
China — 3.0%
Beijing Capital International Airport Co. Ltd. Class H (c)	2,302,000	$1,356,582
BTG Hotels Group Co. Ltd. Class A (c)	427,425	1,432,106
China Construction Bank Corp. Class H	3,568,000	2,530,955
China Merchants Bank Co. Ltd. Class H	125,500	996,095
Fuyao Glass Industry Group Co. Ltd.	176,700	1,152,167
Gree Electric Appliances, Inc. of Zhuhai Class A	896,600	5,377,665
Hisense Home Appliances Group Co. Ltd.	804,900	1,494,975
Hongfa Technology Co. Ltd.	128,600	1,241,548
Huayu Automotive Systems Co. Ltd.	1,490,400	5,232,314
Hundsun Technologies, Inc. Class A	186,800	1,656,281
Jiangsu Hengrui Medicine Co. Ltd. Class A	96,060	746,078
Kweichow Moutai Co. Ltd. Class A	18,098	5,127,479
Midea Group Co. Ltd. Class A	99,300	1,069,873
NARI Technology Co. Ltd.	997,899	5,522,702
PICC Property & Casualty Co. Ltd. Class H	1,892,000	1,825,520
Ping An Bank Co. Ltd. Class A	313,900	871,395
Ping An Insurance Group Co. of China Ltd. Class A	188,700	1,404,554
Ping An Insurance Group Co. of China Ltd. Class H	657,500	4,461,487
Shandong Pharmaceutical Glass Co. Ltd.	238,200	1,094,510
Sinopharm Group Co. Ltd. Class H	350,800	911,144
Songcheng Performance Development Co. Ltd.	858,000	1,869,902
Tsingtao Brewery Co. Ltd. Class H	240,000	1,872,780
Yifeng Pharmacy Chain Co. Ltd. Class A	152,716	1,230,171
Zhejiang Runtu Co. Ltd.	711,453	1,032,768
		51,511,051
Cyprus — 0.1%
Ozon Holdings PLC (c)	17,110	863,199
Czech Republic — 0.1%
Komercni banka AS (c)	25,600	1,036,737
Denmark — 0.2%
Chr Hansen Holding A/S	20,255	1,654,091
Genmab A/S (c)	3,653	1,595,939
		3,250,030
Finland — 0.8%
Kojamo OYJ	58,737	1,213,472
Sampo OYJ Class A	187,377	9,297,693

	Number of Shares	Value
Stora Enso OYJ Class R	138,274	$2,295,928
		12,807,093
France — 7.0%
Air Liquide SA	38,782	6,205,395
Alstom SA	46,906	1,779,681
AXA SA	470,515	13,089,721
BNP Paribas SA (a)	136,733	8,758,489
Dassault Aviation SA	61,600	6,911,196
Engie SA	614,760	8,068,417
EssilorLuxottica SA	47,290	9,042,629
Eutelsat Communications SA (a)	80,238	1,102,964
Ipsen SA	14,257	1,361,073
Kering SA	4,909	3,491,408
L’Oreal SA	10,822	4,466,480
Legrand SA	21,064	2,259,186
LVMH Moet Hennessy Louis Vuitton SE	2,272	1,624,626
Orange SA	83,242	901,788
Safran SA	16,246	2,036,924
Sanofi	201,287	19,376,809
Teleperformance	5,511	2,168,338
Thales SA	126,765	12,242,013
TotalEnergies SE (a)	263,084	12,606,743
Valeo SE	56,306	1,571,270
		119,065,150
Germany — 5.6%
Auto1 Group SE (b) (c)	21,067	770,214
BASF SE	75,330	5,739,600
Bayer AG Registered	155,491	8,480,773
Beiersdorf AG	27,828	3,008,602
Covestro AG (b)	74,601	5,123,708
Daimler AG Registered	48,502	4,311,603
Deutsche Boerse AG	26,517	4,316,607
Evotec SE (c)	103,661	4,946,484
Fresenius SE & Co. KGaA	128,479	6,177,180
GEA Group AG	57,365	2,628,948
HeidelbergCement AG	26,726	2,004,412
KION Group AG	34,818	3,258,147
Knorr-Bremse AG	37,900	4,067,031
MorphoSys AG (c)	20,978	1,000,805
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	30,464	8,350,032
SAP SE	27,602	3,739,343
Siemens AG Registered	95,100	15,632,244
Siemens Healthineers AG (b)	53,507	3,481,706
Stroeer SE & Co KGaA	17,444	1,441,352
Teamviewer AG (b) (c)	39,720	1,171,210
Telefonica Deutschland Holding AG	473,382	1,347,478

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Zalando SE (b) (c)	51,208	$4,705,689
		95,703,168
Hong Kong — 1.6%
AIA Group Ltd.	1,350,000	15,544,090
Beijing Enterprises Holdings Ltd.	234,500	936,800
China Overseas Land & Investment Ltd.	1,022,500	2,324,849
Fosun International Ltd.	1,405,000	1,707,022
Galaxy Entertainment Group Ltd. (c)	734,000	3,703,430
Guangdong Investment Ltd.	1,832,000	2,387,663
Hong Kong Exchanges & Clearing Ltd.	15,900	965,102
		27,568,956
Hungary — 0.4%
OTP Bank Nyrt (c)	105,243	6,169,771
India — 3.8%
Ambuja Cements Ltd.	420,788	2,267,930
Ashok Leyland Ltd.	492,665	878,703
Axis Bank Ltd. (c)	431,740	4,449,875
HDFC Asset Management Co. Ltd. (b)	28,023	1,094,221
HDFC Bank Ltd.	167,400	3,584,076
Hindalco Industries Ltd.	176,997	1,159,200
Housing Development Finance Corp. Ltd.	422,992	15,422,528
ICICI Bank Ltd.	283,336	2,667,273
ICICI Bank Ltd. Sponsored ADR	140,534	2,651,877
Indus Towers Ltd.	489,406	2,000,961
Infosys Ltd.	241,825	5,397,294
Kotak Mahindra Bank Ltd.	131,848	3,541,689
Maruti Suzuki India Ltd.	31,072	3,060,348
NTPC Ltd.	2,641,134	5,017,046
Petronet LNG Ltd.	829,785	2,653,250
Reliance Industries Ltd.	42,596	1,435,768
Shriram Transport Finance Co. Ltd.	229,410	3,988,964
Tata Consultancy Services Ltd.	15,413	781,120
Tech Mahindra Ltd.	128,292	2,378,034
Voltas Ltd.	20,036	329,673
		64,759,830
Indonesia — 0.7%
Astra International Tbk PT	2,620,300	1,001,058
Bank Central Asia Tbk PT	2,401,200	5,873,345
Bank Rakyat Indonesia Persero Tbk PT	8,643,964	2,297,333
Sarana Menara Nusantara Tbk PT	37,179,800	3,432,666
		12,604,402
Ireland — 0.4%
DCC PLC	24,767	2,049,943

	Number of Shares	Value
Linde PLC (c)	16,180	$4,810,805
		6,860,748
Italy — 1.3%
Banca Mediolanum SpA	335,148	3,625,993
DiaSorin SpA	13,635	2,861,691
Enel SpA	463,289	3,556,918
Intesa Sanpaolo SpA	589,643	1,672,826
Leonardo SpA (c)	251,996	2,058,160
Moncler SpA	44,639	2,730,156
Prysmian SpA	154,288	5,412,532
		21,918,276
Japan — 15.8%
Asahi Group Holdings Ltd.	71,000	3,439,379
Asahi Kasei Corp.	214,600	2,290,578
Asics Corp.	90,700	2,057,775
Astellas Pharma, Inc.	628,100	10,356,521
Benesse Holdings, Inc.	52,200	1,180,538
Bridgestone Corp.	56,100	2,660,614
Central Japan Railway Co.	12,700	2,029,856
CyberAgent, Inc.	185,300	3,588,718
Dai-ichi Life Holdings, Inc.	132,700	2,889,413
Daiichi Sankyo Co. Ltd.	62,100	1,656,692
Denso Corp.	28,700	1,881,445
DIC Corp.	72,900	2,062,381
Disco Corp.	5,500	1,539,552
Electric Power Development Co. Ltd.	74,600	1,070,074
Fujitsu General Ltd. (a)	129,400	3,231,145
Fujitsu Ltd.	34,400	6,247,404
Hamamatsu Photonics KK	37,200	2,307,671
Hikari Tsushin, Inc.	7,400	1,251,322
Hitachi Ltd.	114,600	6,795,070
Hitachi Metals Ltd. (c)	157,100	3,043,973
Honda Motor Co. Ltd.	37,400	1,153,428
Hoshizaki Corp.	27,600	2,513,022
JGC Holdings Corp.	125,000	1,169,876
Kansai Paint Co. Ltd.	48,600	1,208,427
Kao Corp.	24,300	1,447,842
Kirin Holdings Co. Ltd.	230,100	4,273,879
Matsumotokiyoshi Holdings Co. Ltd. (a)	63,300	2,828,766
Mitsubishi Corp.	65,400	2,045,887
Mitsubishi Electric Corp.	544,900	7,578,694
Mitsubishi Estate Co. Ltd.	148,100	2,358,510
Mitsubishi HC Capital, Inc.	204,800	1,076,236
Mitsubishi UFJ Financial Group, Inc.	1,082,600	6,320,697
Mitsui Fudosan Co. Ltd.	282,100	6,719,595
Murata Manufacturing Co. Ltd.	87,000	7,744,289
Nippon Shokubai Co. Ltd.	31,200	1,611,439

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Nippon Steel Corp.	116,500	$2,084,972
Nippon Telegraph & Telephone Corp.	798,300	22,069,051
NTT Data Corp.	370,800	7,184,024
Omron Corp.	19,500	1,932,791
ORIX Corp.	203,400	3,801,133
Otsuka Holdings Co. Ltd.	298,900	12,741,721
Outsourcing, Inc.	132,000	2,385,259
Pan Pacific International Holding Corp.	99,500	2,062,172
Panasonic Corp.	198,400	2,462,570
Persol Holdings Co. Ltd.	225,800	5,657,896
Pola Orbis Holdings, Inc.	22,400	516,674
Recruit Holdings Co. Ltd.	62,700	3,823,151
Renesas Electronics Corp. (c)	113,200	1,396,748
Seven & i Holdings Co. Ltd.	167,800	7,614,683
Shimadzu Corp.	48,100	2,112,855
Shiseido Co. Ltd.	12,500	842,458
SMC Corp.	1,900	1,188,693
SoftBank Group Corp.	27,700	1,600,710
Sompo Holdings, Inc.	76,700	3,321,817
Sony Group Corp.	78,500	8,741,872
Stanley Electric Co. Ltd.	218,100	5,497,623
Sumitomo Corp.	361,400	5,052,837
Sumitomo Mitsui Trust Holdings, Inc.	44,100	1,510,321
Sumitomo Rubber Industries Ltd.	65,700	835,482
Suzuki Motor Corp.	97,400	4,341,438
Taiheiyo Cement Corp.	62,000	1,289,632
Takeda Pharmaceutical Co. Ltd.	170,431	5,649,410
Takeda Pharmaceutical Co. Ltd. Sponsored ADR (a)	56,435	924,405
TechnoPro Holdings, Inc.	89,800	2,667,656
THK Co. Ltd.	41,000	903,955
Tokio Marine Holdings, Inc.	64,200	3,442,889
Tokyo Electron Ltd. (a)	16,100	7,096,920
Tosoh Corp.	21,300	386,513
Toyota Motor Corp.	827,000	14,793,547
Welcia Holdings Co. Ltd.	36,400	1,308,699
Z Holdings Corp.	1,180,200	7,573,941
		268,447,226
Luxembourg — 0.5%
Globant SA (c)	4,558	1,280,844
InPost SA (c)	33,000	544,341
Millicom International Cellular SA (c)	43,432	1,571,798
Samsonite International SA (b) (c)	468,600	1,004,106
Tenaris SA	176,600	1,862,323
Tenaris SA ADR (a)	101,515	2,142,982
		8,406,394

	Number of Shares	Value
Malaysia — 0.1%
CIMB Group Holdings Bhd	1,841,400	$2,097,995
Mexico — 0.5%
Gruma SAB de CV Class B	138,445	1,582,478
Grupo Aeroportuario del Pacifico SAB de CV ADR	16,949	1,971,508
Grupo Aeroportuario del Sureste SAB de CV ADR	9,094	1,700,578
Grupo Mexico SAB de CV Series B	247,384	983,711
Orbia Advance Corp. SAB de CV	506,078	1,299,182
Wal-Mart de Mexico SAB de CV	512,300	1,736,084
		9,273,541
Netherlands — 7.2%
Adyen NV (b) (c)	415	1,153,933
AerCap Holdings NV (c)	46,800	2,705,508
Airbus SE (c)	43,315	5,687,048
Akzo Nobel NV	110,180	11,997,591
ASML Holding NV	35,056	25,859,840
CNH Industrial NV	161,651	2,737,113
Heineken NV (a)	12,191	1,267,287
ING Groep NV	1,038,644	15,075,061
Koninklijke DSM NV	12,176	2,433,725
Koninklijke Philips NV	256,671	11,376,400
NXP Semiconductor NV	55,666	10,903,299
Prosus NV	210,767	16,599,629
Prosus NV (c)	67,333	5,352,477
Shop Apotheke Europe NV (b) (c)	6,302	931,985
Signify NV (b)	47,877	2,378,644
Stellantis NV	174,467	3,338,109
X5 Retail Group NV GDR (b)	40,795	1,315,125
Yandex NV Class A (c)	19,900	1,585,831
		122,698,605
Norway — 0.7%
DNB Bank ASA	226,976	5,153,078
Equinor ASA	174,233	4,440,046
Storebrand ASA	307,476	2,937,184
		12,530,308
Philippines — 0.3%
Bank of the Philippine Islands	494,150	788,992
SM Investments Corp.	181,610	3,510,577
Universal Robina Corp.	387,460	1,030,668
		5,330,237
Poland — 0.2%
Powszechny Zaklad Ubezpieczen SA	298,859	2,730,452
Portugal — 0.9%
Banco Comercial Portugues SA (c)	5,488,796	993,594
Galp Energia SGPS SA	759,708	8,603,653

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Jeronimo Martins SGPS SA	250,260	$4,983,371
		14,580,618
Republic of Korea — 3.8%
Amorepacific Corp.	13,654	2,035,578
Hyundai Motor Co.	7,879	1,312,820
KakaoBank Corp. (c)	1,754	101,329
KT Corp.	45,462	1,240,529
KT Corp. Sponsored ADR	178,169	2,426,662
LG Household & Health Care Ltd.	7,252	8,151,619
NAVER Corp.	42,921	13,985,563
Samsung Electronics Co. Ltd.	569,799	35,463,609
		64,717,709
Russia — 0.8%
LUKOIL PJSC Sponsored ADR	12,687	1,207,870
Moscow Exchange MICEX-RTS PJSC	313,100	747,576
Novatek PJSC Sponsored GDR Registered (b)	7,609	1,978,771
Sberbank of Russia PJSC Sponsored ADR	540,689	10,046,127
		13,980,344
Saudi Arabia — 0.4%
Al Rajhi Bank	43,677	1,427,625
The Saudi British Bank	207,364	1,826,982
The Saudi National Bank	267,259	4,372,886
		7,627,493
Singapore — 0.9%
DBS Group Holdings, Ltd.	74,700	1,658,781
Jardine Cycle & Carriage Ltd.	86,900	1,235,220
United Overseas Bank Ltd.	368,000	6,960,233
Wilmar International Ltd.	753,700	2,315,502
Yangzijiang Shipbuilding Holdings Ltd.	3,143,300	3,162,582
		15,332,318
South Africa — 0.7%
Capitec Bank Holdings Ltd.	28,759	3,475,135
Clicks Group Ltd.	60,181	1,107,953
FirstRand Ltd.	842,698	3,574,011
Naspers Ltd.	15,312	2,523,233
Shoprite Holdings Ltd. (a)	116,085	1,374,638
		12,054,970
Spain — 0.8%
Amadeus IT Group SA (c)	59,093	3,881,967
Banco Bilbao Vizcaya Argentaria SA	512,170	3,378,536
Iberdrola SA	421,710	4,211,854
Indra Sistemas SA (c)	123,471	1,309,272
		12,781,629

	Number of Shares	Value
Sweden — 1.4%
Assa Abloy AB Class B	72,261	$2,095,223
Elekta AB (a)	144,162	1,609,575
Essity AB Class B	60,796	1,887,012
Lundin Energy AB (a)	86,109	3,196,508
Svenska Handelsbanken AB Class A	234,561	2,631,234
Swedbank AB Class A	391,121	7,911,344
Telefonaktiebolaget LM Ericsson Class B (a)	363,456	4,107,912
		23,438,808
Switzerland — 5.9%
ABB Ltd. Registered	119,196	3,973,058
Alcon, Inc.	62,451	5,059,132
Barry Callebaut AG Registered	1,570	3,552,015
Holcim Ltd.	33,389	1,606,363
Julius Baer Group Ltd.	130,981	8,663,264
Lonza Group AG Registered	10,534	7,891,977
Nestle SA Registered	189,299	22,776,248
Novartis AG Registered	158,268	12,984,340
PolyPeptide Group AG (b) (c)	7,471	951,859
Roche Holding AG	55,600	20,288,646
UBS Group AG Registered	250,587	4,004,375
Zurich Insurance Group AG	20,831	8,493,806
		100,245,083
Taiwan — 3.8%
Hon Hai Precision Industry Co. Ltd.	787,000	2,941,157
Largan Precision Co. Ltd.	36,000	2,804,030
MediaTek, Inc.	118,000	3,803,530
President Chain Store Corp.	182,000	1,826,560
Taiwan Semiconductor Manufacturing Co. Ltd.	2,537,000	52,315,591
Vanguard International Semiconductor Corp.	325,000	1,748,536
		65,439,404
Thailand — 0.6%
Airports of Thailand PCL	376,600	678,960
Bangkok Dusit Medical Services PCL	2,264,300	1,505,741
CP ALL PCL	2,954,700	5,523,416
Land & Houses PCL	7,420,600	1,731,728
		9,439,845
Turkey — 0.0%
BIM Birlesik Magazalar AS	13,158	94,576
D-MARKET Elektronik Hizmetler ve Ticaret AS (c)	83,678	574,031
		668,607
United Arab Emirates — 0.1%
First Abu Dhabi Bank PJSC	479,374	2,319,497

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
United Kingdom — 12.0%
Amcor PLC	591,851	$6,996,007
Antofagasta PLC	132,067	2,372,733
Ashtead Group PLC	50,131	3,802,769
ASOS PLC (c)	117,259	4,681,710
AstraZeneca PLC Sponsored ADR	362,800	21,789,768
Aviva PLC	909,804	4,842,372
BHP Group PLC	273,853	6,825,317
boohoo Group PLC (c)	959,960	2,805,821
Bridgepoint Group PLC (b) (c)	370,523	2,524,849
British American Tobacco PLC	71,359	2,489,672
Bunzl PLC	43,281	1,429,768
Burberry Group PLC	61,768	1,503,947
Close Brothers Group PLC	39,362	813,358
Compass Group PLC (c)	152,101	3,112,034
Deliveroo Holdings PLC Class A (a) (b) (c)	106,431	413,828
Deliveroo Holdings PLC., Lockup Shares (Acquired 5/16/19, Cost $550,376) (d) (e)	263,400	975,067
Diageo PLC	78,059	3,761,121
Direct Line Insurance Group PLC	360,350	1,405,938
Dr. Martens Plc (c)	251,746	1,331,912
Fresnillo PLC	149,222	1,569,488
GlaxoSmithKline PLC Sponsored ADR (a)	227,941	8,709,626
Great Portland Estates PLC	425,987	4,277,790
Hargreaves Lansdown PLC	59,227	1,137,039
HSBC Holdings PLC	341,308	1,785,562
Imperial Brands PLC	145,425	3,034,925
Informa PLC (c)	309,415	2,267,241
Investec PLC	257,175	1,094,882
Johnson Matthey PLC	79,792	2,877,938
Kingfisher PLC	840,667	3,803,390
Lloyds Banking Group PLC	9,863,392	6,135,525
London Stock Exchange Group PLC	58,195	5,814,118
Meggitt PLC (c)	466,057	4,627,562
Melrose Industries PLC	1,238,425	2,865,725
Mondi PLC	49,203	1,202,642
National Grid PLC	222,363	2,645,074
Network International Holdings PLC (b) (c)	727,816	3,560,601
Next PLC	55,193	6,052,811
Persimmon PLC	66,103	2,355,515
Playtech PLC (c)	83,052	526,953
Prudential PLC	322,498	6,260,545
Rolls-Royce Holdings PLC (c)	2,220,520	4,177,541
Royal Dutch Shell PLC Class B Sponsored ADR	42,402	1,877,137

	Number of Shares	Value
Royal Dutch Shell PLC Class B	258,653	$5,730,281
Smith & Nephew PLC	235,044	4,036,546
Smiths Group PLC	155,418	2,979,203
Standard Chartered PLC	157,178	921,158
THG PLC (c)	261,029	1,770,861
Unilever PLC	243,772	13,177,834
Unilever PLC	122,775	6,622,168
Vodafone Group PLC	2,228,074	3,370,274
Vodafone Group PLC Sponsored ADR (a)	155,287	2,399,184
Whitbread PLC (c)	57,426	2,554,051
WPP PLC	527,594	7,089,369
		203,188,550
United States — 1.2%
Autoliv, Inc.	18,205	1,560,362
Broadcom, Inc.	8,819	4,276,598
Canva, Inc. (Acquired 8/16/21, Cost $231,766) (d) (e) (g)	136	231,766
Coupang, Inc. (c)	41,677	1,160,705
Investindustrial Acquisition Corp., Class A (Acquired 7/19/21, Cost $958,190) (d) (e)	95,819	856,334
MercadoLibre, Inc. (c)	1,216	2,042,150
Philip Morris International, Inc.	16,734	1,586,216
Visa, Inc. Class A	12,990	2,893,523
Yum China Holdings, Inc.	94,000	5,462,340
		20,069,994

TOTAL COMMON STOCK (Cost $1,397,835,139)		1,645,734,684

PREFERRED STOCK — 0.7%
Brazil — 0.2%
Banco Bradesco SA 3.340%	376,720	1,440,955
Itau Unibanco Holding SA 0.550%	710,050	3,772,069
		5,213,024
Germany — 0.3%
Sartorius AG 0.150%	1,467	934,256
Volkswagen AG 2.560%	19,226	4,306,906
		5,241,162
Italy — 0.1%
Telecom Italia SpA 6.110%	2,132,106	862,005

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Republic of Korea — 0.1%
Samsung Electronics Co. Ltd. 3.760%	17,981	$1,052,474

TOTAL PREFERRED STOCK (Cost $11,140,855)		12,368,665

TOTAL EQUITIES (Cost $1,408,975,994)		1,658,103,349

MUTUAL FUNDS — 1.2%
United States — 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	19,855,666	19,855,666

TOTAL MUTUAL FUNDS (Cost $19,855,666)		19,855,666

RIGHTS — 0.0%
Russia — 0.0%
Moscow Exchange (c)	83,990	200,539

TOTAL RIGHTS (Cost $150,842)		200,539

TOTAL LONG-TERM INVESTMENTS (Cost $1,428,982,502)		1,678,159,554

SHORT-TERM INVESTMENTS — 2.0%
Mutual Fund — 1.9%
T. Rowe Price Government Reserve Investment Fund	32,213,101	32,213,101
	Principal Amount
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (h)	$1,003,582	1,003,582

TOTAL SHORT-TERM INVESTMENTS (Cost $33,216,683)		33,216,683

TOTAL INVESTMENTS — 100.7% (Cost $1,462,199,185) (i)		1,711,376,237

Other Assets/(Liabilities) — (0.7)%		(11,277,837)

NET ASSETS — 100.0%		$1,700,098,400

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $48,343,123 or 2.84% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $30,711,103 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $52,368,436 or 3.08% of net assets.

(c)	Non-income producing security.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $2,063,167 or 0.12% of net assets.

(e)

Restricted security. Certain securities are restricted as to resale. At September 30, 2021, these securities amounted to a value of $2,063,167 or 0.12% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)	Represents investment of security lending cash collateral. (Note 2).
(g)	Investment was valued using significant unobservable inputs.
(h)

Maturity value of $1,003,582. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $1,023,713.

(i)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	22.8%
Consumer, Non-cyclical	21.0%
Communications	11.0%
Consumer, Cyclical	10.7%
Technology	10.7%
Industrial	10.6%
Basic Materials	5.6%
Energy	3.0%
Utilities	2.0%
Mutual Funds	1.2%
Diversified	0.1%
Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2021

	MassMutual Total Return Bond Fund	MassMutual Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$1,002,633,571	$449,589,762
Repurchase agreements, at value (Note 2) (b)	4,336,978	3,834,843
Other short-term investments, at value (Note 2) (c)	100,694,762	188,487,466
Total investments (d)	1,107,665,311	641,912,071
Cash	58,877	8,487,274
Foreign currency, at value (e)	—	2,284,411
Receivables from:
Investments sold
Regular delivery	38,640,257	1,828,950
Delayed delivery	182,161,351	8,366,861
Open forward contracts (Note 2)	—	1,343,853
Fund shares sold	365,504	444,634
Closed swap agreements, at value	—	1,614
Collateral pledged for open futures and options contracts (Note 2)	1,925,000	1,067,443
Collateral pledged for open swap agreements (Note 2)	629,012	3,128,980
Variation margin on open derivative instruments (Note 2)	8,459	959,911
Interest and dividends	3,021,345	3,202,000
Interest tax reclaim	13,624	1,023
Foreign taxes withheld	—	—
Prepaid expenses	39,391	32,817
Total assets	1,334,528,131	673,061,842
Liabilities:
Payables for:
Investments purchased
Regular delivery	20,796,182	2,025,606
Delayed delivery	372,014,532	16,384,199
Written options outstanding, at value (Note 2) (f)	139,500	148,337
Open forward contracts (Note 2)	—	1,391,231
Foreign currency overdraft	40	—
Fund shares repurchased	1,615,782	5,250,236
Payable for premium on purchased options	109,445	48,208
Collateral held for securities on loan (Note 2) (g)	17,208,525	—
Open swap agreements, at value (Note 2)	—	359,735
Trustees’ fees and expenses (Note 3)	149,350	49,629
Variation margin on open derivative instruments (Note 2)	—	82,100
Affiliates (Note 3):
Administration fees	65,045	99,736
Investment advisory fees	226,889	206,403
Service fees	74,848	54,709
Distribution fees	14,619	8,450
Commitment and Contingent Liabilities (Note 9)	—	—
Accrued expense and other liabilities	95,879	126,743
Total liabilities	412,510,636	26,235,322
Net assets	$922,017,495	$646,826,520
Net assets consist of:
Paid-in capital	$899,209,830	$610,049,125
Accumulated Gain (Loss)	22,807,665	36,777,395
Net assets	$922,017,495	$646,826,520

(a)	Cost of investments:	$992,165,403	$441,712,162
(b)	Cost of repurchase agreements:	$4,336,978	$3,834,843
(c)	Cost of other short-term investments:	$100,694,394	$188,509,097
(d)	Securities on loan with market value of:	$19,400,252	$—
(e)	Cost of foreign currency:	$—	$2,335,011
(f)	Premiums on written options:	$86,123	$182,136
(g)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund	MassMutual Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Equity Opportunities Fund	MassMutual Fundamental Growth Fund

$377,261,595	$583,404,798	$3,482,367,360	$749,188,418	$54,867,170
2,039,001	4,284,657	14,001,426	13,685,763	860,696
103	—	7,363,974	157	—
379,300,699	587,689,455	3,503,732,760	762,874,338	55,727,866
—	61,674	16,735	—	1,876
11,654	288,845	—	—	—

2,239,134	330,069	—	245,799	—
—	—	—	—	—
—	—	—	—	—
87,664	89,616	1,290,477	219,814	170,908
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
512,069	664,729	2,155,544	1,368,546	7,907
—	—	—	—	—
9,080	70,976	—	113,327	—
42,497	37,725	37,376	34,204	37,601
382,202,797	589,233,089	3,507,232,892	764,856,028	55,946,158

1,703,523	—	—	94,595	22,613
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
1,426,291	973,562	6,537,278	561,254	4,049
—	—	—	—	—
1,130,138	14,325	—	1,677,159	445,614
—	—	—	—	—
134,011	177,936	432,096	113,361	15,156
—	—	262,604	—	—

32,499	47,332	450,737	62,052	17,929
157,907	296,588	281,635	445,685	32,061
26,381	29,656	527,500	42,460	10,937
814	897	181,052	2,090	1,275
—	—	—	—	—
61,181	77,959	190,798	76,074	65,271
4,672,745	1,618,255	8,863,700	3,074,730	614,905
$377,530,052	$587,614,834	$3,498,369,192	$761,781,298	$55,331,253

$265,667,762	$396,899,323	$1,349,676,306	$529,061,605	$32,250,180
111,862,290	190,715,511	2,148,692,886	232,719,693	23,081,073
$377,530,052	$587,614,834	$3,498,369,192	$761,781,298	$55,331,253

$304,245,781	$450,304,931	$1,700,921,954	$594,807,575	$46,946,038
$2,039,001	$4,284,657	$14,001,426	$13,685,763	$860,696
$103	$—	$7,364,095	$157	$—
$1,102,333	$3,027,411	$269,715	$1,641,759	$2,946,692
$11,753	$288,800	$—	$—	$—
$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual Total Return Bond Fund	MassMutual Strategic Bond Fund
Class I shares:
Net assets	$677,869,166	$400,718,094
Shares outstanding (a)	66,368,056	36,761,337
Net asset value, offering price and redemption price per share	$10.21	$10.90
Class R5 shares:
Net assets	$39,879,132	$83,070,861
Shares outstanding (a)	3,911,689	7,618,477
Net asset value, offering price and redemption price per share	$10.19	$10.90
Service Class shares:
Net assets	$70,920,187	$29,021,896
Shares outstanding (a)	6,928,816	2,661,036
Net asset value, offering price and redemption price per share	$10.24	$10.91
Administrative Class shares:
Net assets	$19,332,584	$50,858,725
Shares outstanding (a)	1,899,288	4,686,342
Net asset value, offering price and redemption price per share	$10.18	$10.85
Class A shares:
Net assets	$11,661,686	$30,067,650
Shares outstanding (a)	1,151,910	2,783,103
Net asset value, and redemption price per share	$10.12	$10.80
Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.57	$11.28
Class R4 shares:
Net assets	$79,970,341	$41,555,502
Shares outstanding (a)	7,802,945	3,855,085
Net asset value, offering price and redemption price per share	$10.25	$10.78
Class R3 shares:
Net assets	$22,384,399	$11,533,792
Shares outstanding (a)	2,206,260	1,080,641
Net asset value, offering price and redemption price per share	$10.15	$10.67

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund	MassMutual Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Equity Opportunities Fund	MassMutual Fundamental Growth Fund

$230,230,146	$353,238,493	$1,495,160,608	$432,816,727	$13,385,805
17,085,452	33,714,959	69,666,351	21,460,545	2,176,840
$13.48	$10.48	$21.46	$20.17	$6.15

$70,251,097	$112,193,086	$471,640,979	$165,142,677	$10,813,027
5,202,032	10,629,161	21,882,412	8,149,686	1,746,441
$13.50	$10.56	$21.55	$20.26	$6.19

$15,170,105	$29,948,473	$371,149,083	$46,986,802	$6,640,779
1,123,472	2,854,616	17,185,374	2,379,597	1,136,636
$13.50	$10.49	$21.60	$19.75	$5.84

$21,354,327	$47,796,526	$368,149,168	$51,725,839	$8,031,762
1,569,533	4,514,351	17,487,270	2,668,833	1,472,179
$13.61	$10.59	$21.05	$19.38	$5.46

$26,834,612	$33,431,324	$25,654,850	$53,123,218	$13,199,297
1,995,123	3,212,568	1,250,718	2,921,513	2,794,810
$13.45	$10.41	$20.51	$18.18	$4.72
$14.23	$11.02	$21.70	$19.24	$4.99

$12,607,556	$9,329,149	$494,936,620	$8,726,886	$1,698,716
952,273	915,696	23,920,650	490,222	369,943
$13.24	$10.19	$20.69	$17.80	$4.59

$1,082,209	$1,677,783	$271,677,884	$3,259,149	$1,561,867
81,090	165,448	13,641,508	198,705	422,560
$13.35	$10.14	$19.92	$16.40	$3.70

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual Blue Chip Growth Fund	MassMutual Growth Opportunities Fund
Assets:
Investments, at value (Note 2) (a)	$4,243,056,782	$506,959,538
Repurchase agreements, at value (Note 2) (b)	22,419,942	5,752,493
Other short-term investments, at value (Note 2) (c)	100	—
Total investments (d)	4,265,476,824	512,712,031
Cash	—	—
Foreign currency, at value (e)	—	—
Receivables from:
Investments sold
Regular delivery	30,874,338	2,130,042
Open forward contracts (Note 2)	—	—
Fund shares sold	2,548,769	679,799
Investment adviser (Note 3)	—	—
Interest and dividends	608,152	18,945
Foreign taxes withheld	1,678,293	10,968
Prepaid expenses	36,474	38,594
Total assets	4,301,222,850	515,590,379
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	265,713
Open forward contracts (Note 2)	—	—
Fund shares repurchased	9,837,571	25,329
Collateral held for securities on loan (Note 2) (f)	—	4,476
Trustees’ fees and expenses (Note 3)	243,305	97,003
Variation margin on open derivative instruments (Note 2)	—	—
Affiliates (Note 3):
Administration fees	303,988	46,316
Investment advisory fees	2,261,233	312,004
Service fees	220,371	29,171
Distribution fees	37,765	1,690
Commitment and Contingent Liabilities (Note 9)	—	—
Accrued expense and other liabilities	224,557	60,284
Total liabilities	13,128,790	841,986
Net assets	$4,288,094,060	$514,748,393
Net assets consist of:
Paid-in capital	$1,598,073,469	$200,101,870
Accumulated Gain (Loss)	2,690,020,591	314,646,523
Net assets	$4,288,094,060	$514,748,393

(a)	Cost of investments:	$2,267,068,400	$295,859,765
(b)	Cost of repurchase agreements:	$22,419,942	$5,752,493
(c)	Cost of other short-term investments:	$100	$—
(d)	Securities on loan with market value of:	$14,641,119	$36,121,557
(e)	Cost of foreign currency:	$—	$—
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund	MassMutual Small Cap Value Equity Fund	MassMutual Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$116,888,434	$60,914,834	$283,884,092	$453,171,816	$311,577,272
941,039	1,690,118	3,430,866	3,207,377	2,237,750
—	—	—	1,929,731	1,154,839
117,829,473	62,604,952	287,314,958	458,308,924	314,969,861
1,798,632	—	—	—	2,244
4,733	72	—	—	14

303,224	125,012	670,432	—	—
38,988	—	6,326	—	—
23,932	116,992	269,096	109,515	171,660
36,327	—	63,679	—	—
167,705	51,387	200,747	516,664	240,730
1,835	—	—	—	—
43,552	37,115	37,199	38,347	38,347
120,248,401	62,935,530	288,562,437	458,973,450	315,422,856

270,542	95,231	709,520	243,924	24,580
567	—	—	—	—
276,659	403,843	1,724	949,050	576,752
89,959	—	3,217,967	826,140	7,546,559
19,068	19,838	63,632	42,046	30,517
—	—	—	89,276	34,837

10,725	13,334	23,746	83,479	61,287
70,400	38,926	197,507	39,016	26,133
1,865	5,523	9,556	148,202	84,217
169	481	211	76,625	36,579
—	—	—	—	—
63,530	55,117	72,574	84,087	87,812
803,484	632,293	4,296,437	2,581,845	8,509,273
$119,444,917	$62,303,237	$284,266,000	$456,391,605	$306,913,583

$88,567,733	$34,554,233	$198,511,143	$302,981,935	$201,349,319
30,877,184	27,749,004	85,754,857	153,409,670	105,564,264
$119,444,917	$62,303,237	$284,266,000	$456,391,605	$306,913,583

$111,143,435	$44,157,217	$233,100,802	$340,067,339	$250,505,046
$941,039	$1,690,118	$3,430,866	$3,207,377	$2,237,750
$—	$—	$—	$1,929,763	$1,154,858
$1,269,882	$1,299,853	$6,380,004	$12,171,329	$23,100,115
$4,729	$73	$—	$—	$13

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual Blue Chip Growth Fund	MassMutual Growth Opportunities Fund
Class I shares:
Net assets	$2,790,280,856	$304,938,088
Shares outstanding (a)	82,899,762	26,961,381
Net asset value, offering price and redemption price per share	$33.66	$11.31
Class R5 shares:
Net assets	$616,307,232	$82,696,233
Shares outstanding (a)	18,365,094	7,515,796
Net asset value, offering price and redemption price per share	$33.56	$11.00
Service Class shares:
Net assets	$207,565,345	$30,818,708
Shares outstanding (a)	6,256,359	3,001,643
Net asset value, offering price and redemption price per share	$33.18	$10.27
Administrative Class shares:
Net assets	$347,255,904	$51,977,835
Shares outstanding (a)	10,659,114	5,563,025
Net asset value, offering price and redemption price per share	$32.58	$9.34
Class A shares:
Net assets	$142,265,332	$38,899,909
Shares outstanding (a)	4,616,028	5,115,300
Net asset value, and redemption price per share	$30.82	$7.60
Offering price per share (100/[100-maximum sales charge] of net asset value)	$32.61	$8.04
Class R4 shares:
Net assets	$128,729,545	$2,721,139
Shares outstanding (a)	4,177,092	350,440
Net asset value, offering price and redemption price per share	$30.82	$7.76
Class R3 shares:
Net assets	$55,689,846	$2,696,481
Shares outstanding (a)	1,966,489	457,295
Net asset value, offering price and redemption price per share	$28.32	$5.90

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund	MassMutual Small Cap Value Equity Fund	MassMutual Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$114,786,034	$37,020,537	$179,847,015	$125,905,256	$98,932,761
7,596,317	2,837,042	14,172,507	7,289,244	6,082,267
$15.11	$13.05	$12.69	$17.27	$16.27

$1,001,486	$11,027,992	$65,854,135	$34,036,997	$19,312,545
65,556	843,661	5,152,079	1,977,928	1,188,474
$15.28	$13.07	$12.78	$17.21	$16.25

$568,718	$3,143,319	$8,737,185	$21,698,565	$13,433,074
37,522	239,475	688,336	1,268,784	834,345
$15.16	$13.13	$12.69	$17.10	$16.10

$1,123,705	$2,549,807	$14,862,242	$50,348,001	$45,887,562
72,676	196,334	1,200,423	2,945,254	2,845,860
$15.46	$12.99	$12.38	$17.09	$16.12

$1,544,458	$6,375,124	$13,825,906	$29,885,173	$19,824,656
102,065	500,824	1,168,510	1,751,878	1,238,684
$15.13	$12.73	$11.83	$17.06	$16.00
$16.01	$13.47	$12.52	$18.05	$16.93

$276,329	$1,491,614	$780,385	$78,753,077	$53,580,710
18,477	117,910	67,001	4,643,721	3,362,761
$14.96	$12.65	$11.65	$16.96	$15.93

$144,187	$694,844	$359,132	$115,764,536	$55,942,275
9,664	55,639	33,457	6,866,594	3,534,771
$14.92	$12.49	$10.73	$16.86	$15.83

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual Mid Cap Growth Fund	MassMutual Small Cap Growth Equity Fund
Assets:
Investments, at value (Note 2) (a)	$9,004,818,252	$763,907,059
Repurchase agreements, at value (Note 2) (b)	92,485,921	16,868,318
Other short-term investments, at value (Note 2) (c)	103,888,237	—
Total investments (d)	9,201,192,410	780,775,377
Cash	—	6,364
Foreign currency, at value (e)	—	12
Receivables from:
Investments sold
Regular delivery	8,578,920	8,337,722
Open forward contracts (Note 2)	—	—
Fund shares sold	2,666,950	344,631
Investment adviser (Note 3)	—	—
Variation margin on open derivative instruments (Note 2)	—	—
Interest and dividends	1,440,565	247,955
Foreign taxes withheld	—	—
Prepaid expenses	43,210	41,204
Total assets	9,213,922,055	789,753,265
Liabilities:
Payables for:
Investments purchased
Regular delivery	9,681,577	8,739,115
Open forward contracts (Note 2)	—	—
Fund shares repurchased	20,488,639	395,445
Collateral held for securities on loan (Note 2) (f)	66,758,086	17,312,033
Trustees’ fees and expenses (Note 3)	503,401	103,732
Affiliates (Note 3):
Administration fees	444,239	50,335
Investment advisory fees	5,349,659	518,719
Service fees	243,161	35,138
Distribution fees	21,561	3,310
Commitment and Contingent Liabilities (Note 9)	—	—
Accrued expense and other liabilities	372,422	82,073
Total liabilities	103,862,745	27,239,900
Net assets	$9,110,059,310	$762,513,365
Net assets consist of:
Paid-in capital	$4,634,939,086	$458,458,276
Accumulated Gain (Loss)	4,475,120,224	304,055,089
Net assets	$9,110,059,310	$762,513,365

(a)	Cost of investments:	$6,086,217,245	$618,679,139
(b)	Cost of repurchase agreements:	$92,485,921	$16,868,318
(c)	Cost of other short-term investments:	$103,888,237	$—
(d)	Securities on loan with market value of:	$143,934,613	$49,932,788
(e)	Cost of foreign currency:	$—	$12
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$199,148,628	$665,766,505	$1,678,159,554
1,554,437	11,890,846	1,003,582
—	—	32,213,101
200,703,065	677,657,351	1,711,376,237
17,252	9,970	23,892
491,299	197,125	3,058,043

38,158	266,747	4,657,855
2,417	130,292	—
46,707	1,902,532	594,489
—	55,308	163,091
808,603	—	—
567,163	597,050	4,333,309
676,273	2,843,272	2,701,367
37,748	38,723	8,525
203,388,685	683,698,370	1,726,916,808

—	778,297	4,780,562
35,044	—	—
151,313	724,516	264,583
3,225,837	22,156,838	19,855,666
33,691	100,986	40,018

43,210	53,664	15,709
17,439	443,552	—
52,588	33,336	—
21,549	4,506	—
—	—	—
142,955	867,610	1,861,870
3,723,626	25,163,305	26,818,408
$199,665,059	$658,535,065	$1,700,098,400

$153,245,434	$493,242,827	$1,428,576,499
46,419,625	165,292,238	271,521,901
$199,665,059	$658,535,065	$1,700,098,400

$160,716,157	$535,357,266	$1,428,982,502
$1,554,437	$11,890,846	$1,003,582
$—	$—	$32,213,101
$5,461,216	$21,103,777	$48,343,123
$494,155	$197,275	$2,403,496

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual Mid Cap Growth Fund	MassMutual Small Cap Growth Equity Fund
Class I shares:
Net assets	$6,514,823,406	$487,030,889
Shares outstanding (a)	208,613,218	23,319,908
Net asset value, offering price and redemption price per share	$31.23	$20.88
Class R5 shares:
Net assets	$1,668,653,317	$155,911,686
Shares outstanding (a)	54,172,900	7,617,134
Net asset value, offering price and redemption price per share	$30.80	$20.47
Service Class shares:
Net assets	$325,714,408	$36,257,807
Shares outstanding (a)	10,922,761	1,919,420
Net asset value, offering price and redemption price per share	$29.82	$18.89
Administrative Class shares:
Net assets	$246,665,947	$29,715,085
Shares outstanding (a)	8,761,335	1,726,227
Net asset value, offering price and redemption price per share	$28.15	$17.21
Class A shares:
Net assets	$167,113,926	$31,655,855
Shares outstanding (a)	6,592,701	2,204,136
Net asset value, and redemption price per share	$25.35	$14.36
Offering price per share (100/[100-maximum sales charge] of net asset value)	$26.83	$15.20
Class R4 shares:
Net assets	$155,373,565	$17,129,150
Shares outstanding (a)	6,062,572	1,178,479
Net asset value, offering price and redemption price per share	$25.63	$14.53
Class R3 shares:
Net assets	$31,714,741	$4,812,893
Shares outstanding (a)	1,388,849	410,554
Net asset value, offering price and redemption price per share	$22.84	$11.72

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$74,969,246	$383,222,871	$1,700,098,400
5,180,011	37,676,131	145,236,069
$14.47	$10.17	$11.71

$16,476,325	$158,046,384	$—
1,139,189	15,477,560	—
$14.46	$10.21	$—

$4,190,849	$45,453,546	$—
289,068	4,481,951	—
$14.50	$10.14	$—

$25,078,122	$19,735,119	$—
1,745,976	1,927,242	—
$14.36	$10.24	$—

$16,156,598	$24,230,810	$—
1,127,839	2,426,998	—
$14.33	$9.98	$—
$15.16	$10.56	$—

$29,780,440	$20,875,423	$—
2,090,549	2,140,316	—
$14.25	$9.75	$—

$33,013,479	$6,970,912	$—
2,328,173	707,644	—
$14.18	$9.85	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MassMutual Total Return Bond Fund	MassMutual Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$729	$—
Interest (b)	17,109,027	20,068,004
Securities lending net income	3,975	267
Non cash income	—	—
Total investment income	17,113,731	20,068,271
Expenses (Note 3):
Investment advisory fees	2,736,139	2,763,689
Custody fees	129,386	188,618
Audit fees	62,247	73,212
Legal fees	49,695	18,240
Proxy fees	1,158	1,158
Accounting & Administration fees	78,242	175,409
Shareholder reporting fees	45,648	46,267
Trustees’ fees	33,057	26,757
Registration and filing fees	101,754	103,190
Transfer agent fees	2,989	2,989
	3,240,315	3,399,529
Administration fees:
Class R5	38,689	87,692
Service Class	145,367	64,880
Administrative Class	51,779	176,230
Class A	32,262	136,120
Class R4	191,410	92,056
Class R3	50,448	28,769
Distribution and Service fees:
Class A	30,430	133,368
Class R4	239,263	115,069
Class R3	126,120	71,921
Shareholder service fees:
Service Class	11,429	4,764
Administrative Class	7,891	27,778
Class A	4,253	23,921
Total expenses	4,169,656	4,362,097
Expenses waived (Note 3):
Class I advisory fees waived	(167,173)	(29,090)
Class R5 advisory fees waived	(10,037)	(5,719)
Service Class advisory fees waived	(19,663)	(2,216)
Administrative Class advisory fees waived	(5,092)	(3,662)
Class A advisory fees waived	(3,189)	(2,706)
Class R4 advisory fees waived	(24,447)	(3,012)
Class R3 advisory fees waived	(6,407)	(916)
Net expenses:	3,933,648	4,314,776
Net investment income (loss)	13,180,083	15,753,495

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund	MassMutual Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Equity Opportunities Fund	MassMutual Fundamental Growth Fund

$9,402,508	$11,166,838	$50,489,385	$15,377,873	$274,784
—	—	5,339	—	—
4,783	14,988	17,582	7,199	2,893
25,732	—	734,463	—	—
9,433,023	11,181,826	51,246,769	15,385,072	277,677

1,956,501	3,624,144	3,276,380	5,349,429	420,446
37,515	62,796	215,912	59,086	43,778
53,382	53,252	56,397	54,053	54,921
8,103	7,176	72,692	17,023	—
1,158	1,158	1,158	1,158	1,159
31,430	32,429	104,967	37,553	28,569
25,863	27,562	105,640	31,873	18,874
14,103	19,796	124,843	28,455	1,991
103,311	105,960	107,221	108,372	98,772
2,990	2,989	2,989	2,989	2,989
2,234,356	3,937,262	4,068,199	5,689,991	671,499

70,087	136,970	462,214	169,070	12,359
28,400	50,609	927,354	88,197	12,650
52,603	146,519	1,232,464	134,526	33,425
80,685	94,204	85,127	153,636	36,771
24,331	18,963	1,376,758	17,722	3,361
3,070	2,505	633,745	7,101	5,680

76,517	89,899	67,600	146,282	35,693
30,413	23,704	1,376,758	22,153	4,201
7,674	6,262	1,267,489	17,752	14,200

1,887	2,902	49,564	5,764	837
6,637	22,465	146,041	17,555	5,435
11,136	13,674	9,514	21,902	6,062
2,627,796	4,545,938	11,702,827	6,491,651	842,173

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
2,627,796	4,545,938	11,702,827	6,491,651	842,173
6,805,227	6,635,888	39,543,942	8,893,421	(564,496)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MassMutual Total Return Bond Fund	MassMutual Strategic Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$3,864,787	$12,380,977
Futures contracts	(728,905)	(3,950,682)
Written options	(28,698)	3,700,054
Swap agreements	(1,141)	7,297,326
Foreign currency transactions	(74,593)	69,614
Forward contracts	1,435,405	1,278,544
Net realized gain (loss)	4,466,855	20,775,833
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(16,600,048)	(23,249,989)*
Futures contracts	(149,635)	(1,571,640)
Written options	(53,377)	(24,626)
Swap agreements	(92,776)	(370,892)
Translation of assets and liabilities in foreign currencies	(2,607)	(36,235)
Forward contracts	—	598,416
Net change in unrealized appreciation (depreciation)	(16,898,443)	(24,654,966)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(12,431,588)	(3,879,133)
Net increase (decrease) in net assets resulting from operations	$748,495	$11,874,362

(a)	Net of foreign withholding tax of:	$—	$—
(b)	Net of foreign withholding tax of:	$—	$10,665
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$(4,077)

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund	MassMutual Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Equity Opportunities Fund	MassMutual Fundamental Growth Fund

$43,108,523	$74,834,316	$421,143,604	$82,450,013	$17,886,297
—	—	7,808,307	—	—
—	—	—	—	—
—	—	—	—	—
5,794	2,953	—	(9,814)	—
—	—	—	—	—
43,114,317	74,837,269	428,951,911	82,440,199	17,886,297

76,407,854	123,985,605	413,161,545	82,441,384	(376,347)
—	—	(807,746)	—	—
—	—	—	—	—
—	—	—	—	—
(2,208)	(6,649)	—	(5,659)	—
—	—	—	—	—
76,405,646	123,978,956	412,353,799	82,435,725	(376,347)
119,519,963	198,816,225	841,305,710	164,875,924	17,509,950
$126,325,190	$205,452,113	$880,849,652	$173,769,345	$16,945,454

$85,561	$49,234	$4,560	$145,751	$590
$—	$—	$—	$—	$—
$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MassMutual Blue Chip Growth Fund	MassMutual Growth Opportunities Fund
Investment income (Note 2):
Dividends (a)	$21,684,215	$1,019,767
Interest	14,686	—
Securities lending net income	53,183	42,445
Non cash income	—	—
Total investment income	21,752,084	1,062,212
Expenses (Note 3):
Investment advisory fees	27,410,846	3,750,207
Custody fees	317,456	45,362
Audit fees	57,456	53,936
Legal fees	77,589	7,624
Proxy fees	1,158	1,158
Accounting & Administration fees	135,386	29,967
Shareholder reporting fees	112,491	27,779
Trustees’ fees	168,499	19,015
Registration and filing fees	106,182	105,453
Transfer agent fees	2,989	2,989
	28,390,052	4,043,490
Administration fees:
Class R5	650,075	99,991
Service Class	387,562	64,671
Administrative Class	983,917	142,448
Class A	510,184	108,995
Class R4	263,905	6,113
Class R3	118,457	3,915
Distribution and Service fees:
Class A	491,301	104,147
Class R4	329,881	7,641
Class R3	296,142	9,789
Shareholder service fees:
Service Class	25,075	4,319
Administrative Class	149,644	22,113
Class A	79,377	15,981
Total expenses	32,675,572	4,633,613
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	—
Class R5 fees reimbursed by adviser	—	—
Service Class fees reimbursed by adviser	—	—
Administrative Class fees reimbursed by adviser	—	—
Class A fees reimbursed by adviser	—	—
Class R4 fees reimbursed by adviser	—	—
Class R3 fees reimbursed by adviser	—	—
Class I advisory fees waived	—	(58,750)
Class R5 advisory fees waived	—	(19,941)
Service Class advisory fees waived	—	(6,900)
Administrative Class advisory fees waived	—	(10,971)
Class A advisory fees waived	—	(8,332)
Class R4 advisory fees waived	—	(612)
Class R3 advisory fees waived	—	(394)
Net expenses:	32,675,572	4,527,713
Net investment income (loss)	(10,923,488)	(3,465,501)

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund	MassMutual Small Cap Value Equity Fund	MassMutual Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$2,388,713	$911,750	$3,595,044	$7,125,825	$3,327,867
—	1,929	—	1,399	849
1,975	3,500	10,323	24,410	199,429
—	—	—	—	42,649
2,390,688	917,179	3,605,367	7,151,634	3,570,794

844,752	642,117	2,152,369	457,742	323,932
54,359	30,080	71,970	79,012	136,052
53,731	53,647	53,065	48,309	50,475
2,639	1,172	2,042	6,973	4,535
1,158	1,158	1,158	1,158	1,158
30,516	29,059	30,737	32,311	41,939
23,780	19,335	18,346	69,751	52,791
4,389	3,099	9,082	16,216	11,696
99,636	99,802	100,967	102,245	101,387
2,989	2,989	2,989	2,990	2,990
1,117,949	882,458	2,442,725	816,707	726,955

868	14,729	60,905	29,730	19,165
820	6,169	14,587	55,320	31,114
2,806	7,843	43,568	170,430	174,952
9,327	17,368	39,272	99,926	68,711
1,377	4,275	2,755	214,945	147,380
699	1,708	561	292,511	144,585

8,845	16,254	36,631	79,214	54,383
1,722	5,343	3,444	214,945	147,380
1,749	4,270	1,403	585,022	289,170

28	392	642	2,773	1,305
352	1,376	5,857	17,773	19,165
1,287	2,135	4,684	10,973	7,424
1,147,829	964,320	2,657,034	2,590,269	1,831,689

(256,363)	—	(40,211)	—	—
(2,027)	—	(14,704)	—	—
(1,121)	—	(2,041)	—	—
(2,416)	—	(3,361)	—	—
(7,738)	—	(3,112)	—	—
(1,260)	—	(173)	—	—
(728)	—	(79)	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
876,176	964,320	2,593,353	2,590,269	1,831,689
1,514,512	(47,141)	1,012,014	4,561,365	1,739,105

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MassMutual Blue Chip Growth Fund	MassMutual Growth Opportunities Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$798,397,919	$118,471,910
Futures contracts	—	—
Foreign currency transactions	(91)	—
Forward contracts	—	—
Net realized gain (loss)	798,397,828	118,471,910
Net change in unrealized appreciation (depreciation) on:
Investment transactions	89,559,267	15,322,375
Futures contracts	—	—
Translation of assets and liabilities in foreign currencies	(35)	—
Forward contracts	—	—
Net change in unrealized appreciation (depreciation)	89,559,232	15,322,375
Net realized gain (loss) and change in unrealized appreciation (depreciation)	887,957,060	133,794,285
Net increase (decrease) in net assets resulting from operations	$877,033,572	$130,328,784

(a)	Net of foreign withholding tax of:	$637,561	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund	MassMutual Small Cap Value Equity Fund	MassMutual Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$29,733,301	$15,363,417	$44,620,846	$43,147,320	$50,324,560
—	—	—	1,888,840	971,615
(6,106)	805	(942)	—	—
(294,747)	—	25,503	—	—
29,432,448	15,364,222	44,645,407	45,036,160	51,296,175

5,142,983	23,244,045	69,530,256	101,872,326	61,484,648
—	—	—	(97,768)	(36,246)
66	(2)	—	—	1
80,027	—	6,326	—	—
5,223,076	23,244,043	69,536,582	101,774,558	61,448,403
34,655,524	38,608,265	114,181,989	146,810,718	112,744,578
$36,170,036	$38,561,124	$115,194,003	$151,372,083	$114,483,683

$12,325	$1,758	$5,703	$—	$6,098

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MassMutual Mid Cap Growth Fund	MassMutual Small Cap Growth Equity Fund
Investment income (Note 2):
Dividends (a)	$41,881,562	$3,418,408
Interest	67,342	—
Securities lending net income	283,517	237,095
Non cash income	—	—
Total investment income	42,232,421	3,655,503
Expenses (Note 3):
Investment advisory fees	65,355,447	5,948,196
Custody fees	557,142	84,089
Audit fees	58,234	55,690
Legal fees	142,870	7,690
Proxy fees	1,158	1,158
Accounting & Administration fees	251,804	36,938
Shareholder reporting fees	636,420	117,759
Trustees’ fees	350,141	27,169
Registration and filing fees	141,320	103,644
Transfer agent fees	2,989	2,989
	67,497,525	6,385,322
Administration fees:
Class R5	1,692,293	162,487
Service Class	654,263	70,874
Administrative Class	701,931	83,952
Class A	519,584	106,391
Class R4	371,352	35,921
Class R3	68,711	10,452
Distribution and Service fees:
Class A	497,560	101,227
Class R4	464,190	44,901
Class R3	171,777	26,130
Shareholder service fees:
Service Class	44,920	4,519
Administrative Class	103,199	11,922
Class A	77,489	15,082
Total expenses	72,864,794	7,059,180
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	—
Class R5 fees reimbursed by adviser	—	—
Service Class fees reimbursed by adviser	—	—
Administrative Class fees reimbursed by adviser	—	—
Class A fees reimbursed by adviser	—	—
Class R4 fees reimbursed by adviser	—	—
Class R3 fees reimbursed by adviser	—	—
Net expenses:	72,864,794	7,059,180
Net investment income (loss)	(30,632,373)	(3,403,677)

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$5,445,807	$13,798,933	$38,224,842
—	18,199	15,566
42,806	63,827	280,427
331,739	159,869	532,808
5,820,352	14,040,828	39,053,643

212,132	5,600,920	—
217,358	290,854	886,678
54,541	74,686	108,335
3,124	10,489	30,178
1,158	1,157	1,158
43,392	53,507	47,089
21,467	31,243	38,768
7,580	25,399	59,682
101,179	104,627	29,516
2,989	2,990	2,989
664,920	6,195,872	1,204,393

15,685	159,065	—
9,540	86,512	—
105,638	52,810	—
54,186	78,878	—
86,017	39,953	—
85,437	14,150	—

43,241	76,273	—
86,017	49,942	—
170,874	35,375	—

471	5,239	—
13,089	7,864	—
6,351	12,649	—
1,341,466	6,814,582	1,204,393

—	(396,269)	(1,204,393)
—	(151,089)	—
—	(43,562)	—
—	(19,204)	—
—	(28,976)	—
—	(18,968)	—
—	(6,720)	—
1,341,466	6,149,794	—
4,478,886	7,891,034	39,053,643

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MassMutual Mid Cap Growth Fund	MassMutual Small Cap Growth Equity Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$1,647,676,968	$182,434,867
Futures contracts	—	—
Written options	—	—
Foreign currency transactions	(139)	(52)
Forward contracts	—	—
Net realized gain (loss)	1,647,676,829	182,434,815
Net change in unrealized appreciation (depreciation) on:
Investment transactions	828,830,012	33,560,588
Futures contracts	—	—
Written options	—	—
Translation of assets and liabilities in foreign currencies	—	—
Forward contracts	—	—
Net change in unrealized appreciation (depreciation)	828,830,012	33,560,588
Net realized gain (loss) and change in unrealized appreciation (depreciation)	2,476,506,841	215,995,403
Net increase (decrease) in net assets resulting from operations	$2,445,874,468	$212,591,726

(a)	Net of foreign withholding tax of:	$190,174	$1,735
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$10,102,446	$57,441,515	$62,575,351
926,249	—	—
—	—	125,363
144,551	(28,367)	(997,680)
(20,432)	(59,192)	—
11,152,814	57,353,956	61,703,034

30,908,999	118,493,083 *	231,075,331 *
40,899	—	—
—	—	(31,387)
(88,494)	(75,017)	583,332
(29,384)	183,859	—
30,832,020	118,601,925	231,627,276
41,984,834	175,955,881	293,330,310
$46,463,720	$183,846,915	$332,383,953

$521,825	$1,652,593	$4,497,595
$—	$(377,407)	$(1,452,607)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Total Return Bond Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$13,180,083	$17,258,226
Net realized gain (loss)	4,466,855	42,687,538
Net change in unrealized appreciation (depreciation)	(16,898,443)	5,470,534
Net increase (decrease) in net assets resulting from operations	748,495	65,416,298
Distributions to shareholders (Note 2):
Class I	(36,195,787)	(14,496,136)
Class R5	(2,183,127)	(1,165,597)
Service Class	(4,814,337)	(3,168,205)
Administrative Class	(1,077,493)	(542,340)
Class A	(595,039)	(209,443)
Class R4	(5,283,413)	(3,964,383)
Class R3	(1,444,165)	(674,501)
Total distributions	(51,593,361)	(24,220,605)
Net fund share transactions (Note 5):
Class I	96,163,136	110,388,950
Class R5	3,833,656	(8,128,950)
Service Class	(17,605,651)	(27,486,984)
Administrative Class	(175,722)	(1,525,261)
Class A	968,248	2,495,648
Class R4	(16,602,248)	(64,423,288)
Class R3	(3,848,267)	(3,957,393)
Increase (decrease) in net assets from fund share transactions	62,733,152	7,362,722
Total increase (decrease) in net assets	11,888,286	48,558,415
Net assets
Beginning of year	910,129,209	861,570,794
End of year	$922,017,495	$910,129,209

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund		MassMutual Diversified Value Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$15,753,495	$18,746,193	$6,805,227	$7,826,369
20,775,833	15,843,461	43,114,317	(7,080,679)
(24,654,966)	9,562,861	76,405,646	(24,284,487)
11,874,362	44,152,515	126,325,190	(23,538,797)

(23,040,523)	(16,309,511)	(4,826,890)	(15,492,478)
(4,697,559)	(2,772,395)	(1,427,247)	(5,283,654)
(1,923,985)	(1,377,962)	(310,576)	(713,075)
(3,735,392)	(2,903,139)	(339,296)	(1,352,099)
(3,173,070)	(1,857,498)	(504,355)	(2,365,876)
(2,384,840)	(2,464,809)	(199,786)	(491,606)
(702,974)	(634,788)	(24,615)	(133,835)
(39,658,343)	(28,320,102)	(7,632,765)	(25,832,623)

(7,328,067)	36,368,845	(41,004,875)	14,587,695
(3,524,026)	8,061,676	(13,881,575)	(716,037)
(7,247,620)	800,340	(3,425,423)	5,839,105
(16,752,042)	(7,485,686)	(637,603)	(1,213,744)
(27,857,171)	9,386,747	(10,390,898)	(5,078,648)
(6,478,544)	(17,912,908)	(871,873)	4,942,031
(3,711,171)	(3,082,511)	(900,942)	386,797
(72,898,641)	26,136,503	(71,113,189)	18,747,199
(100,682,622)	41,968,916	47,579,236	(30,624,221)

747,509,142	705,540,226	329,950,816	360,575,037
$646,826,520	$747,509,142	$377,530,052	$329,950,816

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Fundamental Value Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,635,888	$10,171,404
Net realized gain (loss)	74,837,269	(14,550,287)
Net change in unrealized appreciation (depreciation)	123,978,956	(44,840,595)
Net increase (decrease) in net assets resulting from operations	205,452,113	(49,219,478)
Distributions to shareholders (Note 2):
Class I	(5,157,291)	(68,929,847)
Class R5	(2,353,725)	(40,227,396)
Service Class	(360,826)	(5,484,269)
Administrative Class	(834,960)	(11,771,480)
Class A	(375,447)	(13,438,208)
Class R4	(115,118)	(1,849,486)
Class R3	(10,379)	(501,573)
Total distributions	(9,207,746)	(142,202,259)
Net fund share transactions (Note 5):
Class I	(19,247,814)	6,514,392
Class R5	(69,565,446)	(10,279,554)
Service Class	279,092	(1,612,739)
Administrative Class	(28,849,743)	13,491,438
Class A	(12,884,956)	(11,590,568)
Class R4	(1,209,026)	1,021,203
Class R3	332,463	(718,135)
Increase (decrease) in net assets from fund share transactions	(131,145,430)	(3,173,963)
Total increase (decrease) in net assets	65,098,937	(194,595,700)
Net assets
Beginning of year	522,515,897	717,111,597
End of year	$587,614,834	$522,515,897

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund		MassMutual Equity Opportunities Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$39,543,942	$50,590,309	$8,893,421	$9,706,038
428,951,911	396,766,226	82,440,199	39,974,551
412,353,799	15,513,066	82,435,725	(30,901,750)
880,849,652	462,869,601	173,769,345	18,778,839

(184,594,221)	(75,810,865)	(29,303,320)	(24,583,662)
(62,427,564)	(31,948,165)	(11,320,812)	(15,717,523)
(56,637,356)	(25,666,923)	(3,060,907)	(4,589,902)
(56,802,753)	(29,315,593)	(3,107,276)	(4,621,502)
(3,735,318)	(1,633,249)	(4,112,745)	(5,706,449)
(81,258,599)	(37,696,711)	(641,099)	(727,168)
(33,665,725)	(13,900,835)	(280,015)	(352,956)
(479,121,536)	(215,972,341)	(51,826,174)	(56,299,162)

119,039,680	6,634,993	(38,652,063)	139,953,914
292,712	(94,195,929)	(18,198,761)	(11,465,936)
(55,563,343)	(42,962,537)	(8,411,791)	(1,744,551)
(46,621,732)	(124,897,747)	(1,296,344)	(6,354,201)
(1,424,408)	(6,231,995)	(11,829,692)	(3,617,657)
(128,706,061)	(70,233,986)	(1,300,240)	2,191,280
29,862,549	(22,623,021)	(689,241)	422,466
(83,120,603)	(354,510,222)	(80,378,132)	119,385,315
318,607,513	(107,612,962)	41,565,039	81,864,992

3,179,761,679	3,287,374,641	720,216,259	638,351,267
$3,498,369,192	$3,179,761,679	$761,781,298	$720,216,259

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Fundamental Growth Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(564,496)	$(259,400)
Net realized gain (loss)	17,886,297	35,587,597
Net change in unrealized appreciation (depreciation)	(376,347)	(9,850,354)
Net increase (decrease) in net assets resulting from operations	16,945,454	25,477,843
Distributions to shareholders (Note 2):
Class I	(6,380,932)	(11,328,772)
Class R5	(6,053,760)	(5,192,507)
Service Class	(3,030,485)	(1,680,311)
Administrative Class	(6,751,917)	(2,362,047)
Class A	(7,726,774)	(2,838,685)
Class R4	(841,305)	(222,136)
Class R3	(1,759,650)	(552,331)
Total distributions	(32,544,823)	(24,176,789)
Net fund share transactions (Note 5):
Class I	3,998,568	(55,999,329)
Class R5	1,326,428	(18,902,368)
Service Class	1,716,809	(3,559,568)
Administrative Class	(2,357,880)	(1,281,251)
Class A	1,341,065	644,543
Class R4	473,520	378,011
Class R3	(274,762)	(9,495)
Increase (decrease) in net assets from fund share transactions	6,223,748	(78,729,457)
Total increase (decrease) in net assets	(9,375,621)	(77,428,403)
Net assets
Beginning of year	64,706,874	142,135,277
End of year	$55,331,253	$64,706,874

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund		MassMutual Growth Opportunities Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$(10,923,488)	$(1,554,395)	$(3,465,501)	$(1,617,180)
798,397,828	174,866,870	118,471,910	97,446,596
89,559,232	903,520,540	15,322,375	76,888,644
877,033,572	1,076,833,015	130,328,784	172,718,060

(127,404,610)	(116,241,249)	(47,724,289)	(50,975,012)
(28,785,200)	(26,463,154)	(21,391,483)	(39,010,130)
(9,281,346)	(5,702,690)	(6,439,381)	(23,180,329)
(18,063,967)	(17,893,032)	(11,015,116)	(15,284,502)
(10,446,481)	(10,722,606)	(9,735,160)	(12,819,694)
(6,486,894)	(6,055,123)	(691,469)	(3,621,672)
(3,093,658)	(3,671,493)	(479,063)	(396,148)
(203,562,156)	(186,749,347)	(97,475,961)	(145,287,487)

(374,006,009)	211,010,413	33,930,008	58,103,654
(85,488,562)	30,492,892	(34,648,348)	(22,026,799)
(6,808,938)	34,842,807	(3,278,486)	(37,421,325)
(96,534,878)	(6,008,712)	(8,087,089)	5,062,756
(90,410,401)	(23,567,107)	(3,377,993)	4,455,751
(11,561,211)	(10,343,604)	(119,268)	(5,021,408)
(13,043,278)	(13,830,028)	1,659,825	104,590
(677,853,277)	222,596,661	(13,921,351)	3,257,219
(4,381,861)	1,112,680,329	18,931,472	30,687,792

4,292,475,921	3,179,795,592	495,816,921	465,129,129
$4,288,094,060	$4,292,475,921	$514,748,393	$495,816,921

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Mid Cap Value Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,514,512	$1,635,678
Net realized gain (loss)	29,432,448	(2,522,456)
Net change in unrealized appreciation (depreciation)	5,223,076	(5,136,456)
Net increase (decrease) in net assets resulting from operations	36,170,036	(6,023,234)
Distributions to shareholders (Note 2):
Class I	(1,535,817)	(1,720,169)
Class R5	(9,182)	(23,976)
Service Class	(2,890)	(3,523)
Administrative Class	(10,657)	(13,705)
Class A	(33,097)	(41,913)
Class R4	(9,681)	(14,160)
Class R3	(3,107)	(6,426)
Total distributions	(1,604,431)	(1,823,872)
Net fund share transactions (Note 5):
Class I	(15,118,386)	10,970,630
Class R5	(78,209)	(233,144)
Service Class	284,050	8,330
Administrative Class	(37,094)	86,175
Class A	(2,624,903)	673,589
Class R4	(951,165)	(23,803)
Class R3	(356,301)	(64,818)
Increase (decrease) in net assets from fund share transactions	(18,882,008)	11,416,959
Total increase (decrease) in net assets	15,683,597	3,569,853
Net assets
Beginning of year	103,761,320	100,191,467
End of year	$119,444,917	$103,761,320

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund		MassMutual Small Company Value Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$(47,141)	$87,031	$1,012,014	$987,510
15,364,222	(545,212)	44,645,407	(9,516,572)
23,244,043	(13,486,309)	69,536,582	(20,020,210)
38,561,124	(13,944,490)	115,194,003	(28,549,272)

(1,714,290)	(5,187,429)	(812,256)	(4,994,472)
(392,010)	(1,558,062)	(380,666)	(3,427,906)
(102,703)	(368,640)	(31,805)	(343,971)
(119,788)	(304,272)	(88,859)	(580,242)
(190,647)	(603,450)	(31,978)	(884,442)
(87,302)	(415,594)	(6,237)	(28,852)
(26,075)	(81,577)	—	(17,675)
(2,632,815)	(8,519,024)	(1,351,801)	(10,277,560)

(38,627,240)	18,951,494	29,888,794	10,302,017
(4,505,136)	(3,671,876)	(12,033,263)	(17,443,639)
(720,319)	(1,160,570)	1,296,461	(1,459,392)
(2,046,395)	549,107	(6,925,230)	3,160,641
(665,065)	(1,867,912)	(4,188,434)	(2,353,825)
(1,861,118)	(938,133)	(811,423)	480,905
(379,380)	88,436	90,947	(216,899)
(48,804,653)	11,950,546	7,317,852	(7,530,192)
(12,876,344)	(10,512,968)	121,160,054	(46,357,024)

75,179,581	85,692,549	163,105,946	209,462,970
$62,303,237	$75,179,581	$284,266,000	$163,105,946

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MM S&P Mid Cap Index Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,561,365	$4,009,277
Net realized gain (loss)	45,036,160	22,439,092
Net change in unrealized appreciation (depreciation)	101,774,558	(36,080,933)
Net increase (decrease) in net assets resulting from operations	151,372,083	(9,632,564)
Distributions to shareholders (Note 2):
Class I	(6,691,909)	(3,459,749)
Class R5	(1,816,870)	(1,311,412)
Service Class	(1,580,444)	(809,111)
Administrative Class	(3,274,879)	(2,028,235)
Class A	(1,877,552)	(1,187,910)
Class R4	(5,732,162)	(3,602,840)
Class R3	(7,008,746)	(4,138,636)
Total distributions	(27,982,562)	(16,537,893)
Net fund share transactions (Note 5):
Class I	12,805,722	8,475,321
Class R5	3,662,318	(7,629,918)
Service Class	(4,757,323)	(550,871)
Administrative Class	(6,066,042)	(8,469,243)
Class A	(9,122,748)	(3,908,120)
Class R4	(23,593,238)	(27,109,750)
Class R3	(13,862,251)	(23,749,232)
Increase (decrease) in net assets from fund share transactions	(40,933,562)	(62,941,813)
Total increase (decrease) in net assets	82,455,959	(89,112,270)
Net assets
Beginning of year	373,935,646	463,047,916
End of year	$456,391,605	$373,935,646

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund		MassMutual Mid Cap Growth Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$1,739,105	$2,243,629	$(30,632,373)	$(2,812,915)
51,296,175	11,334,615	1,647,676,829	524,223,282
61,448,403	(12,542,471)	828,830,012	648,992,660
114,483,683	1,035,773	2,445,874,468	1,170,403,027

(4,196,431)	(5,018,091)	(375,441,053)	(322,407,169)
(838,131)	(972,716)	(93,364,700)	(83,304,762)
(547,886)	(624,710)	(21,000,941)	(20,001,203)
(2,550,257)	(3,215,208)	(16,747,973)	(16,621,612)
(941,766)	(1,467,484)	(14,060,398)	(13,974,500)
(2,730,417)	(3,581,019)	(12,555,638)	(13,362,278)
(2,474,950)	(3,210,572)	(2,425,094)	(2,187,663)
(14,279,838)	(18,089,800)	(535,595,797)	(471,859,187)

(6,670,417)	6,433,683	(1,050,859,042)	(245,077,176)
(361,913)	(467,867)	(133,644,713)	(180,492,380)
898,928	363,633	(79,897,288)	(64,780,429)
(15,783,800)	(2,867,442)	(67,420,563)	(48,419,613)
(6,918,536)	(1,985,638)	(67,523,371)	(42,279,216)
(15,119,767)	(6,991,898)	(56,872,643)	(57,002,375)
(8,381,054)	(6,972,564)	(5,336,176)	(3,660,990)
(52,336,559)	(12,488,093)	(1,461,553,796)	(641,712,179)
47,867,286	(29,542,120)	448,724,875	56,831,661

259,046,297	288,588,417	8,661,334,435	8,604,502,774
$306,913,583	$259,046,297	$9,110,059,310	$8,661,334,435

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select Small Cap Growth Equity Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(3,403,677)	$(1,560,678)
Net realized gain (loss)	182,434,815	44,666,503
Net change in unrealized appreciation (depreciation)	33,560,588	57,341,826
Net increase (decrease) in net assets resulting from operations	212,591,726	100,447,651
Distributions to shareholders (Note 2):
Class I	(29,012,613)	(32,558,345)
Class R5	(11,622,191)	(15,279,790)
Service Class	(2,891,135)	(4,338,467)
Administrative Class	(2,733,082)	(3,706,126)
Class A	(4,198,556)	(5,215,987)
Class R4	(1,628,809)	(1,960,542)
Class R3	(582,672)	(480,410)
Total distributions	(52,669,058)	(63,539,667)
Net fund share transactions (Note 5):
Class I	48,500,540	48,838,806
Class R5	(14,434,041)	(2,199,711)
Service Class	(4,142,715)	(3,632,842)
Administrative Class	(6,527,416)	(964,948)
Class A	(11,314,222)	212,385
Class R4	(1,752,684)	2,093,781
Class R3	46,831	979,023
Increase (decrease) in net assets from fund share transactions	10,376,293	45,326,494
Total increase (decrease) in net assets	170,298,961	82,234,478
Net assets
Beginning of year	592,214,404	509,979,926
End of year	$762,513,365	$592,214,404

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund		MassMutual Overseas Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$4,478,886	$4,039,883	$7,891,034	$3,510,851
11,152,814	1,827,078	57,353,956	(2,901,212)
30,832,020	(4,337,972)	118,601,925	(201,855)
46,463,720	1,528,989	183,846,915	407,784

(2,197,280)	(2,128,393)	(9,459,279)	(14,676,789)
(535,653)	(812,776)	(3,249,074)	(5,799,133)
(109,695)	(95,838)	(923,098)	(1,434,801)
(1,045,250)	(1,358,826)	(421,047)	(801,623)
(434,004)	(719,248)	(637,174)	(1,012,176)
(987,127)	(1,238,985)	(395,010)	(579,655)
(886,577)	(1,140,187)	(131,963)	(123,568)
(6,195,586)	(7,494,253)	(15,216,645)	(24,427,745)

(1,757,932)	8,504,269	(89,876,994)	34,680,466
(1,692,765)	(6,778,443)	(11,110,200)	17,613,241
(203,237)	478,095	(2,927,620)	3,311,529
(14,371,018)	(6,818,236)	(4,219,010)	(1,943,738)
(6,375,803)	(4,071,851)	(14,609,910)	2,584,426
(11,233,374)	(6,346,733)	(1,874,361)	3,655,707
(5,659,961)	(7,991,296)	(734,871)	2,895,431
(41,294,090)	(23,024,195)	(125,352,966)	62,797,062
(1,025,956)	(28,989,459)	43,277,304	38,777,101

200,691,015	229,680,474	615,257,761	576,480,660
$199,665,059	$200,691,015	$658,535,065	$615,257,761

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price International Equity Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$39,053,643	$20,027,061
Net realized gain (loss)	61,703,034	(29,142,586)
Net change in unrealized appreciation (depreciation)	231,627,276	49,194,236
Net increase (decrease) in net assets resulting from operations	332,383,953	40,078,711
Distributions to shareholders (Note 2):
Class I	(23,974,243)	(28,120,959)
Total distributions	(23,974,243)	(28,120,959)
Net fund share transactions (Note 5):
Class I	77,255,606	166,534,812
Increase (decrease) in net assets from fund share transactions	77,255,606	166,534,812
Total increase (decrease) in net assets	385,665,316	178,492,564
Net assets
Beginning of year	1,314,433,084	1,135,940,520
End of year	$1,700,098,400	$1,314,433,084

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Total Return Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 10.80	$ 0.16	$ (0.13)	$ 0.03	$ (0.24)	$ (0.38)	$ (0.62)	$ 10.21	0.24%	$ 677,869	0.36%	0.33%	1.55%
9/30/20	10.30	0.22	0.59	0.81	(0.31)	—	(0.31)	10.80	8.06%	616,932	0.36%	N/A	2.08%
9/30/19	9.62	0.30	0.67	0.97	(0.29)	—	(0.29)	10.30	10.42%	479,295	0.36%	N/A	3.03%
9/30/18	9.99	0.25	(0.34)	(0.09)	(0.28)	—	(0.28)	9.62	(0.98%)	426,828	0.34%	N/A	2.62%
9/30/17	10.43	0.22	(0.18)	0.04	(0.27)	(0.21)	(0.48)	9.99	0.57%	361,805	0.35%	N/A	2.18%
Class R5
9/30/21	$ 10.79	$ 0.15	$ (0.14)	$ 0.01	$ (0.23)	$ (0.38)	$ (0.61)	$ 10.19	0.06%	$ 39,879	0.46%	0.43%	1.45%
9/30/20	10.28	0.21	0.59	0.80	(0.29)	—	(0.29)	10.79	8.04%	38,177	0.46%	N/A	2.04%
9/30/19	9.60	0.29	0.67	0.96	(0.28)	—	(0.28)	10.28	10.32%	44,973	0.46%	N/A	2.93%
9/30/18	9.96	0.24	(0.34)	(0.10)	(0.26)	—	(0.26)	9.60	(1.01%)	51,708	0.44%	N/A	2.49%
9/30/17	10.41	0.20	(0.18)	0.02	(0.26)	(0.21)	(0.47)	9.96	0.36%	68,491	0.45%	N/A	2.04%
Service Class
9/30/21	$ 10.82	$ 0.14	$ (0.12)	$ 0.02	$ (0.22)	$ (0.38)	$ (0.60)	$ 10.24	0.11%	$ 70,920	0.55%	0.53%	1.33%
9/30/20	10.32	0.20	0.59	0.79	(0.29)	—	(0.29)	10.82	7.82%	93,185	0.56%	N/A	1.93%
9/30/19	9.63	0.28	0.68	0.96	(0.27)	—	(0.27)	10.32	10.24%	116,389	0.56%	N/A	2.83%
9/30/18	10.00	0.23	(0.34)	(0.11)	(0.26)	—	(0.26)	9.63	(1.17%)	131,813	0.54%	N/A	2.41%
9/30/17	10.45	0.19	(0.19)	—	(0.24)	(0.21)	(0.45)	10.00	0.25%	158,965	0.55%	N/A	1.95%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	435%	316%	217%	243%	289%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 10.77	$ 0.13	$ (0.13)	$ 0.00[d]	$ (0.21)	$ (0.38)	$ (0.59)	$ 10.18	(0.07%)	$ 19,333	0.66%	0.63%	1.24%
9/30/20	10.25	0.19	0.59	0.78	(0.26)	—	(0.26)	10.77	7.79%	20,596	0.66%	N/A	1.84%
9/30/19	9.57	0.27	0.67	0.94	(0.26)	—	(0.26)	10.25	10.10%	21,183	0.66%	N/A	2.77%
9/30/18	9.93	0.22	(0.34)	(0.12)	(0.24)	—	(0.24)	9.57	(1.21%)	53,849	0.64%	N/A	2.30%
9/30/17	10.37	0.18	(0.18)	—	(0.23)	(0.21)	(0.44)	9.93	0.19%	63,399	0.65%	N/A	1.86%
Class A
9/30/21	$ 10.72	$ 0.10	$ (0.13)	$ (0.03)	$ (0.19)	$ (0.38)	$ (0.57)	$ 10.12	(0.33%)	$ 11,662	0.91%	0.88%	0.98%
9/30/20	10.23	0.16	0.58	0.74	(0.25)	—	(0.25)	10.72	7.45%	11,334	0.91%	N/A	1.56%
9/30/19	9.56	0.24	0.68	0.92	(0.25)	—	(0.25)	10.23	9.89%	8,464	0.91%	N/A	2.48%
9/30/18	9.93	0.20	(0.35)	(0.15)	(0.22)	—	(0.22)	9.56	(1.51%)	4,327	0.89%	N/A	2.07%
9/30/17	10.38	0.17	(0.19)	(0.02)	(0.22)	(0.21)	(0.43)	9.93	(0.01%)	4,703	0.90%	N/A	1.68%
Class R4
9/30/21	$ 10.83	$ 0.11	$ (0.13)	$ (0.02)	$ (0.18)	$ (0.38)	$ (0.56)	$ 10.25	(0.20%)	$ 79,970	0.80%	0.78%	1.07%
9/30/20	10.32	0.18	0.59	0.77	(0.26)	—	(0.26)	10.83	7.64%	102,120	0.81%	N/A	1.72%
9/30/19	9.63	0.25	0.69	0.94	(0.25)	—	(0.25)	10.32	9.96%	160,788	0.81%	N/A	2.58%
9/30/18	9.99	0.21	(0.35)	(0.14)	(0.22)	—	(0.22)	9.63	(1.42%)	172,390	0.79%	N/A	2.15%
9/30/17	10.43	0.17	(0.19)	(0.02)	(0.21)	(0.21)	(0.42)	9.99	0.02%	221,969	0.80%	N/A	1.71%
Class R3
9/30/21	$ 10.73	$ 0.09	$ (0.12)	$ (0.03)	$ (0.17)	$ (0.38)	$ (0.55)	$ 10.15	(0.37%)	$ 22,384	1.05%	1.03%	0.83%
9/30/20	10.23	0.15	0.58	0.73	(0.23)	—	(0.23)	10.73	7.33%	27,785	1.06%	N/A	1.43%
9/30/19	9.55	0.23	0.67	0.90	(0.22)	—	(0.22)	10.23	9.63%	30,478	1.06%	N/A	2.33%
9/30/18	9.90	0.18	(0.34)	(0.16)	(0.19)	—	(0.19)	9.55	(1.61%)	33,583	1.04%	N/A	1.91%
9/30/17	10.35	0.14	(0.19)	(0.05)	(0.19)	(0.21)	(0.40)	9.90	(0.27%)	35,633	1.05%	N/A	1.46%

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 11.30	$ 0.25	$ (0.05)	$ 0.20	$ (0.33)	$ (0.27)	$ (0.60)	$ 10.90	1.79%	$ 400,718	0.46%	0.46%[k]	2.28%
9/30/20	11.05	0.30	0.41	0.71	(0.31)	(0.15)	(0.46)	11.30	6.70%	423,904	0.47%	0.47%[n]	2.76%
9/30/19	10.12	0.35	0.86	1.21	(0.28)	—	(0.28)	11.05	12.31%	377,879	0.49%	0.48%	3.37%
9/30/18	10.65	0.32	(0.60)	(0.28)	(0.25)	—	(0.25)	10.12	(2.69%)	287,070	0.47%	0.47%[n]	3.13%
9/30/17	10.67	0.27	(0.01)aa	0.26	(0.28)	—	(0.28)	10.65	2.64%	178,204	0.50%	0.48%	2.59%
Class R5
9/30/21	$ 11.31	$ 0.24	$ (0.06)	$ 0.18	$ (0.32)	$ (0.27)	$ (0.59)	$ 10.90	1.61%	$ 83,071	0.56%	0.56%[k]	2.19%
9/30/20	11.05	0.29	0.42	0.71	(0.30)	(0.15)	(0.45)	11.31	6.66%	89,644	0.57%	0.57%[n]	2.65%
9/30/19	10.12	0.34	0.86	1.20	(0.27)	—	(0.27)	11.05	12.20%	79,978	0.59%	0.58%	3.27%
9/30/18	10.65	0.31	(0.60)	(0.29)	(0.24)	—	(0.24)	10.12	(2.79%)	78,583	0.57%	0.57%[n]	3.02%
9/30/17	10.67	0.26	(0.01)aa	0.25	(0.27)	—	(0.27)	10.65	2.55%	71,341	0.60%	0.58%	2.53%
Service Class
9/30/21	$ 11.31	$ 0.23	$ (0.05)	$ 0.18	$ (0.31)	$ (0.27)	$ (0.58)	$ 10.91	1.59%	$ 29,022	0.66%	0.66%[k]	2.08%
9/30/20	11.05	0.28	0.42	0.70	(0.29)	(0.15)	(0.44)	11.31	6.53%	37,611	0.67%	0.67%[n]	2.57%
9/30/19	10.12	0.33	0.86	1.19	(0.26)	—	(0.26)	11.05	12.02%	36,123	0.69%	0.68%	3.17%
9/30/18	10.64	0.30	(0.59)	(0.29)	(0.23)	—	(0.23)	10.12	(2.78%)	52,794	0.67%	0.67%[n]	2.89%
9/30/17	10.67	0.25	(0.02)aa	0.23	(0.26)	—	(0.26)	10.64	2.30%	66,969	0.70%	0.68%	2.40%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	120%	193%	262%	294%	224%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 11.25	$ 0.22	$ (0.05)	$ 0.17	$ (0.30)	$ (0.27)	$ (0.57)	$ 10.85	1.49%	$ 50,859	0.76%	0.76%[k]	1.98%
9/30/20	11.00	0.27	0.41	0.68	(0.28)	(0.15)	(0.43)	11.25	6.40%	70,366	0.77%	0.77%[n]	2.47%
9/30/19	10.08	0.32	0.85	1.17	(0.25)	—	(0.25)	11.00	11.91%	76,297	0.79%	0.78%	3.07%
9/30/18	10.61	0.29	(0.60)	(0.31)	(0.22)	—	(0.22)	10.08	(2.96%)	70,368	0.77%	0.77%[n]	2.81%
9/30/17	10.64	0.24	(0.01)aa	0.23	(0.26)	—	(0.26)	10.61	2.30%	66,460	0.80%	0.78%	2.33%
Class A
9/30/21	$ 11.21	$ 0.19	$ (0.05)	$ 0.14	$ (0.28)	$ (0.27)	$ (0.55)	$ 10.80	1.21%	$ 30,068	1.01%	1.01%[k]	1.72%
9/30/20	10.97	0.24	0.41	0.65	(0.26)	(0.15)	(0.41)	11.21	6.09%	60,452	1.02%	1.02%[n]	2.20%
9/30/19	10.04	0.29	0.86	1.15	(0.22)	—	(0.22)	10.97	11.72%	49,917	1.04%	1.03%	2.82%
9/30/18	10.57	0.26	(0.59)	(0.33)	(0.20)	—	(0.20)	10.04	(3.23%)	45,189	1.02%	1.02%[n]	2.54%
9/30/17	10.60	0.21	(0.01)aa	0.20	(0.23)	—	(0.23)	10.57	1.99%	53,329	1.05%	1.03%	2.07%
Class R4
9/30/21	$ 11.18	$ 0.20	$ (0.05)	$ 0.15	$ (0.28)	$ (0.27)	$ (0.55)	$ 10.78	1.31%	$ 41,556	0.91%	0.91%[k]	1.83%
9/30/20	10.93	0.25	0.41	0.66	(0.26)	(0.15)	(0.41)	11.18	6.29%	49,770	0.92%	0.92%[n]	2.33%
9/30/19	10.01	0.30	0.86	1.16	(0.24)	—	(0.24)	10.93	11.82%	66,656	0.94%	0.93%	2.91%
9/30/18	10.55	0.27	(0.60)	(0.33)	(0.21)	—	(0.21)	10.01	(3.17%)	67,672	0.92%	0.92%[n]	2.67%
9/30/17	10.58	0.22	(0.01)aa	0.21	(0.24)	—	(0.24)	10.55	2.15%	61,286	0.95%	0.93%	2.14%
Class R3
9/30/21	$ 11.07	$ 0.17	$ (0.05)	$ 0.12	$ (0.25)	$ (0.27)	$ (0.52)	$ 10.67	1.03%	$ 11,534	1.16%	1.16%[k]	1.59%
9/30/20	10.82	0.22	0.41	0.63	(0.23)	(0.15)	(0.38)	11.07	6.02%	15,761	1.17%	1.17%[n]	2.09%
9/30/19	9.92	0.27	0.84	1.11	(0.21)	—	(0.21)	10.82	11.48%	18,689	1.19%	1.18%	2.67%
9/30/18	10.45	0.24	(0.58)	(0.34)	(0.19)	—	(0.19)	9.92	(3.32%)	19,519	1.17%	1.17%[n]	2.42%
9/30/17	10.50	0.19	(0.01)aa	0.18	(0.23)	—	(0.23)	10.45	1.84%	16,295	1.20%	1.18%	1.90%

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 9.87	$ 0.23	$ 3.62	$ 3.85	$ (0.24)	$ —	$ (0.24)	$ 13.48	39.59%	$ 230,230	0.57%	1.84%
9/30/20	11.48	0.25	(1.01)	(0.76)	(0.28)	(0.57)	(0.85)	9.87	(7.64%)	197,915	0.58%	2.42%
9/30/19	13.48	0.26	(0.33)	(0.07)	(0.26)	(1.67)	(1.93)	11.48	1.59%	210,652	0.58%	2.31%
9/30/18	16.69	0.25	1.70	1.95	(0.42)	(4.74)	(5.16)	13.48	13.43%	202,121	0.57%	1.85%
9/30/17	14.90	0.30	2.47	2.77	(0.35)	(0.63)	(0.98)	16.69	19.25%	145,732	0.58%	1.90%
Class R5
9/30/21	$ 9.89	$ 0.22	$ 3.62	$ 3.84	$ (0.23)	$ —	$ (0.23)	$ 13.50	39.38%	$ 70,251	0.67%	1.74%
9/30/20	11.50	0.24	(1.02)	(0.78)	(0.26)	(0.57)	(0.83)	9.89	(7.75%)	62,821	0.68%	2.33%
9/30/19	13.50	0.25	(0.33)	(0.08)	(0.25)	(1.67)	(1.92)	11.50	1.48%	74,403	0.68%	2.19%
9/30/18	16.71	0.24	1.69	1.93	(0.40)	(4.74)	(5.14)	13.50	13.28%	143,091	0.67%	1.80%
9/30/17	14.90	0.29	2.47	2.76	(0.32)	(0.63)	(0.95)	16.71	19.16%	50,361	0.68%	1.83%
Service Class
9/30/21	$ 9.89	$ 0.20	$ 3.63	$ 3.83	$ (0.22)	$ —	$ (0.22)	$ 13.50	39.28%	$ 15,170	0.77%	1.65%
9/30/20	11.51	0.23	(1.02)	(0.79)	(0.26)	(0.57)	(0.83)	9.89	(7.88%)	13,967	0.78%	2.25%
9/30/19	13.49	0.24	(0.32)	(0.08)	(0.23)	(1.67)	(1.90)	11.51	1.40%	10,046	0.78%	2.08%
9/30/18	16.69	0.22	1.70	1.92	(0.38)	(4.74)	(5.12)	13.49	13.21%	13,564	0.77%	1.64%
9/30/17	14.90	0.27	2.47	2.74	(0.32)	(0.63)	(0.95)	16.69	18.97%	11,721	0.78%	1.71%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	60%	52%	42%	75%	71%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 9.96	$ 0.19	$ 3.67	$ 3.86	$ (0.21)	$ —	$ (0.21)	$ 13.61	39.24%	$ 21,354	0.87%	1.54%
9/30/20	11.59	0.22	(1.03)	(0.81)	(0.25)	(0.57)	(0.82)	9.96	(7.99%)	16,359	0.88%	2.12%
9/30/19	13.58	0.23	(0.33)	(0.10)	(0.22)	(1.67)	(1.89)	11.59	1.29%	20,346	0.88%	2.01%
9/30/18	16.76	0.21	1.70	1.91	(0.35)	(4.74)	(5.09)	13.58	13.07%	15,165	0.87%	1.61%
9/30/17	14.96	0.26	2.48	2.74	(0.31)	(0.63)	(0.94)	16.76	18.92%	5,176	0.88%	1.63%
Class A
9/30/21	$ 9.85	$ 0.16	$ 3.63	$ 3.79	$ (0.19)	$ —	$ (0.19)	$ 13.45	38.84%	$ 26,835	1.12%	1.29%
9/30/20	11.46	0.19	(1.02)	(0.83)	(0.21)	(0.57)	(0.78)	9.85	(8.22%)	27,575	1.13%	1.87%
9/30/19	13.45	0.20	(0.32)	(0.12)	(0.20)	(1.67)	(1.87)	11.46	1.03%	37,170	1.13%	1.75%
9/30/18	16.64	0.18	1.69	1.87	(0.32)	(4.74)	(5.06)	13.45	12.82%	45,319	1.12%	1.36%
9/30/17	14.85	0.21	2.48	2.69	(0.27)	(0.63)	(0.90)	16.64	18.64%	16,573	1.13%	1.36%
Class R4
9/30/21	$ 9.70	$ 0.17	$ 3.57	$ 3.74	$ (0.20)	$ —	$ (0.20)	$ 13.24	39.00%	$ 12,608	1.02%	1.39%
9/30/20	11.31	0.20	(1.01)	(0.81)	(0.23)	(0.57)	(0.80)	9.70	(8.14%)	9,823	1.03%	2.00%
9/30/19	13.32	0.21	(0.32)	(0.11)	(0.23)	(1.67)	(1.90)	11.31	1.18%	6,570	1.03%	1.88%
9/30/18	16.56	0.19	1.68	1.87	(0.37)	(4.74)	(5.11)	13.32	12.93%	4,523	1.02%	1.44%
9/30/17	14.81	0.23	2.46	2.69	(0.31)	(0.63)	(0.94)	16.56	18.74%	861	1.03%	1.47%
Class R3
9/30/21	$ 9.77	$ 0.14	$ 3.61	$ 3.75	$ (0.17)	$ —	$ (0.17)	$ 13.35	38.73%	$ 1,082	1.27%	1.14%
9/30/20	11.39	0.18	(1.02)	(0.84)	(0.21)	(0.57)	(0.78)	9.77	(8.38%)	1,492	1.28%	1.76%
9/30/19	13.37	0.18	(0.31)	(0.13)	(0.18)	(1.67)	(1.85)	11.39	0.91%	1,387	1.28%	1.59%
9/30/18	16.59	0.15	1.68	1.83	(0.31)	(4.74)	(5.05)	13.37	12.56%	2,177	1.27%	1.13%
9/30/17	14.83	0.19	2.46	2.65	(0.26)	(0.63)	(0.89)	16.59	18.44%	2,046	1.28%	1.22%

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 7.52	$ 0.12	$ 2.99	$ 3.11	$ (0.15)	$ —	$ (0.15)	$ 10.48	41.76%	$ 353,238	0.65%	1.19%
9/30/20	10.33	0.15	(0.72)	(0.57)	(0.23)	(2.01)	(2.24)	7.52	(8.51%)	268,368	0.66%	1.85%
9/30/19	11.93	0.20	(0.39)	(0.19)	(0.23)	(1.18)	(1.41)	10.33	(0.07%)	353,302	0.64%	1.96%
9/30/18	13.01	0.23	0.81	1.04	(0.24)	(1.88)	(2.12)	11.93	8.56%	632,974	0.63%	1.91%
9/30/17	12.39	0.23	1.60	1.83	(0.25)	(0.96)	(1.21)	13.01	15.49%	594,578	0.64%	1.82%
Class R5
9/30/21	$ 7.57	$ 0.11	$ 3.02	$ 3.13	$ (0.14)	$ —	$ (0.14)	$ 10.56	41.74%	$ 112,193	0.75%	1.11%
9/30/20	10.39	0.14	(0.73)	(0.59)	(0.22)	(2.01)	(2.23)	7.57	(8.68%)	132,370	0.76%	1.75%
9/30/19	11.98	0.19	(0.38)	(0.19)	(0.22)	(1.18)	(1.40)	10.39	(0.13%)	196,887	0.74%	1.85%
9/30/18	13.06	0.22	0.80	1.02	(0.22)	(1.88)	(2.10)	11.98	8.39%	309,004	0.73%	1.80%
9/30/17	12.43	0.21	1.61	1.82	(0.23)	(0.96)	(1.19)	13.06	15.41%	368,686	0.74%	1.72%
Service Class
9/30/21	$ 7.53	$ 0.10	$ 2.99	$ 3.09	$ (0.13)	$ —	$ (0.13)	$ 10.49	41.43%	$ 29,948	0.85%	0.99%
9/30/20	10.34	0.13	(0.72)	(0.59)	(0.21)	(2.01)	(2.22)	7.53	(8.76%)	21,654	0.86%	1.64%
9/30/19	11.93	0.18	(0.38)	(0.20)	(0.21)	(1.18)	(1.39)	10.34	(0.25%)	30,115	0.84%	1.75%
9/30/18	13.00	0.20	0.81	1.01	(0.20)	(1.88)	(2.08)	11.93	8.36%	49,551	0.83%	1.69%
9/30/17	12.38	0.20	1.60	1.80	(0.22)	(0.96)	(1.18)	13.00	15.24%	60,852	0.84%	1.59%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	38%	54%	103%	46%	13%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 7.60	$ 0.09	$ 3.02	$ 3.11	$ (0.12)	$ —	$ (0.12)	$ 10.59	41.33%	$ 47,797	0.95%	0.92%
9/30/20	10.41	0.13	(0.73)	(0.60)	(0.20)	(2.01)	(2.21)	7.60	(8.78%)	56,880	0.96%	1.53%
9/30/19	12.00	0.17	(0.38)	(0.21)	(0.20)	(1.18)	(1.38)	10.41	(0.36%)	58,983	0.94%	1.65%
9/30/18	13.07	0.19	0.81	1.00	(0.19)	(1.88)	(2.07)	12.00	8.21%	85,905	0.93%	1.60%
9/30/17	12.44	0.19	1.61	1.80	(0.21)	(0.96)	(1.17)	13.07	15.16%	92,380	0.94%	1.51%
Class A
9/30/21	$ 7.46	$ 0.06	$ 2.98	$ 3.04	$ (0.09)	$ —	$ (0.09)	$ 10.41	40.98%	$ 33,431	1.20%	0.65%
9/30/20	10.26	0.11	(0.73)	(0.62)	(0.17)	(2.01)	(2.18)	7.46	(9.06%)	34,647	1.21%	1.33%
9/30/19	11.83	0.14	(0.37)	(0.23)	(0.16)	(1.18)	(1.34)	10.26	(0.58%)	66,407	1.19%	1.38%
9/30/18	12.90	0.16	0.80	0.96	(0.15)	(1.88)	(2.03)	11.83	7.94%	84,733	1.18%	1.34%
9/30/17	12.28	0.16	1.59	1.75	(0.17)	(0.96)	(1.13)	12.90	14.90%	108,447	1.19%	1.26%
Class R4
9/30/21	$ 7.32	$ 0.07	$ 2.91	$ 2.98	$ (0.11)	$ —	$ (0.11)	$ 10.19	41.10%	$ 9,329	1.10%	0.74%
9/30/20	10.11	0.11	(0.70)	(0.59)	(0.19)	(2.01)	(2.20)	7.32	(8.98%)	7,609	1.11%	1.41%
9/30/19	11.67	0.15	(0.37)	(0.22)	(0.16)	(1.18)	(1.34)	10.11	(0.47%)	9,055	1.09%	1.48%
9/30/18	12.77	0.17	0.79	0.96	(0.18)	(1.88)	(2.06)	11.67	8.06%	9,172	1.08%	1.45%
9/30/17	12.21	0.17	1.57	1.74	(0.22)	(0.96)	(1.18)	12.77	14.98%	16,370	1.09%	1.37%
Class R3
9/30/21	$ 7.27	$ 0.05	$ 2.90	$ 2.95	$ (0.08)	$ —	$ (0.08)	$ 10.14	40.82%	$ 1,678	1.35%	0.49%
9/30/20	10.05	0.09	(0.71)	(0.62)	(0.15)	(2.01)	(2.16)	7.27	(9.23%)	989	1.36%	1.15%
9/30/19	11.63	0.12	(0.37)	(0.25)	(0.15)	(1.18)	(1.33)	10.05	(0.77%)	2,362	1.34%	1.23%
9/30/18	12.72	0.14	0.79	0.93	(0.14)	(1.88)	(2.02)	11.63	7.84%	2,831	1.33%	1.21%
9/30/17	12.14	0.14	1.57	1.71	(0.17)	(0.96)	(1.13)	12.72	14.72%	2,936	1.34%	1.14%

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 19.31	$ 0.28	$ 4.91	$ 5.19	$ (0.39)	$ (2.65)	$ (3.04)	$ 21.46	29.93%	$ 1,495,161	0.12%	1.36%
9/30/20	17.92	0.32	2.30	2.62	(0.40)	(0.83)	(1.23)	19.31	15.04%	1,210,251	0.12%	1.79%
9/30/19	20.48	0.32	(0.00)d,aa	0.32	(0.37)	(2.51)	(2.88)	17.92	4.17%	1,083,523	0.12%	1.86%
9/30/18	21.59	0.37	3.00	3.37	(0.48)	(4.00)	(4.48)	20.48	17.77%	819,557	0.12%	1.86%
9/30/17	19.40	0.39	3.03	3.42	(0.44)	(0.79)	(1.23)	21.59	18.44%	541,131	0.12%	1.95%
Class R5
9/30/21	$ 19.38	$ 0.26	$ 4.93	$ 5.19	$ (0.37)	$ (2.65)	$ (3.02)	$ 21.55	29.78%	$ 471,641	0.22%	1.26%
9/30/20	17.98	0.30	2.31	2.61	(0.38)	(0.83)	(1.21)	19.38	14.93%	416,360	0.22%	1.70%
9/30/19	20.53	0.31	(0.01)aa	0.30	(0.34)	(2.51)	(2.85)	17.98	4.05%	487,312	0.22%	1.76%
9/30/18	21.63	0.35	3.01	3.36	(0.46)	(4.00)	(4.46)	20.53	17.65%	532,163	0.22%	1.75%
9/30/17	19.43	0.38	3.03	3.41	(0.42)	(0.79)	(1.21)	21.63	18.33%	710,184	0.22%	1.88%
Service Class
9/30/21	$ 19.41	$ 0.23	$ 4.95	$ 5.18	$ (0.34)	$ (2.65)	$ (2.99)	$ 21.60	29.63%	$ 371,149	0.37%	1.11%
9/30/20	18.00	0.28	2.31	2.59	(0.35)	(0.83)	(1.18)	19.41	14.80%	381,745	0.37%	1.54%
9/30/19	20.55	0.28	(0.01)aa	0.27	(0.31)	(2.51)	(2.82)	18.00	3.84%	395,249	0.37%	1.61%
9/30/18	21.64	0.32	3.02	3.34	(0.43)	(4.00)	(4.43)	20.55	17.48%	481,405	0.37%	1.59%
9/30/17	19.43	0.35	3.03	3.38	(0.38)	(0.79)	(1.17)	21.64	18.17%	508,135	0.37%	1.72%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	4%	6%	4%	3%[q]	5%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 12% including securities received from subscriptions in-kind.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 18.99	$ 0.20	$ 4.83	$ 5.03	$ (0.32)	$ (2.65)	$ (2.97)	$ 21.05	29.45%	$ 368,149	0.47%	1.01%
9/30/20	17.63	0.25	2.27	2.52	(0.33)	(0.83)	(1.16)	18.99	14.68%	370,740	0.47%	1.45%
9/30/19	20.19	0.26	(0.01)aa	0.25	(0.30)	(2.51)	(2.81)	17.63	3.77%	476,225	0.47%	1.51%
9/30/18	21.34	0.29	2.97	3.26	(0.41)	(4.00)	(4.41)	20.19	17.34%	606,359	0.47%	1.50%
9/30/17	19.19	0.32	3.00	3.32	(0.38)	(0.79)	(1.17)	21.34	18.03%	572,199	0.47%	1.62%
Class A
9/30/21	$ 18.57	$ 0.15	$ 4.72	$ 4.87	$ (0.28)	$ (2.65)	$ (2.93)	$ 20.51	29.14%	$ 25,655	0.72%	0.76%
9/30/20	17.26	0.21	2.21	2.42	(0.28)	(0.83)	(1.11)	18.57	14.40%	23,908	0.72%	1.20%
9/30/19	19.82	0.21	(0.02)aa	0.19	(0.24)	(2.51)	(2.75)	17.26	3.46%	28,147	0.72%	1.26%
9/30/18	21.03	0.24	2.92	3.16	(0.37)	(4.00)	(4.37)	19.82	17.06%	34,494	0.72%	1.25%
9/30/17	18.92	0.27	2.96	3.23	(0.33)	(0.79)	(1.12)	21.03	17.80%	27,907	0.72%	1.37%
Class R4
9/30/21	$ 18.71	$ 0.17	$ 4.75	$ 4.92	$ (0.29)	$ (2.65)	$ (2.94)	$ 20.69	29.26%	$ 494,937	0.62%	0.87%
9/30/20	17.39	0.22	2.24	2.46	(0.31)	(0.83)	(1.14)	18.71	14.51%	561,315	0.62%	1.29%
9/30/19	19.95	0.23	(0.02)aa	0.21	(0.26)	(2.51)	(2.77)	17.39	3.61%	594,415	0.62%	1.36%
9/30/18	21.13	0.26	2.93	3.19	(0.37)	(4.00)	(4.37)	19.95	17.15%	681,097	0.62%	1.35%
9/30/17	19.01	0.29	2.97	3.26	(0.35)	(0.79)	(1.14)	21.13	17.88%	670,521	0.62%	1.47%
Class R3
9/30/21	$ 18.12	$ 0.11	$ 4.60	$ 4.71	$ (0.26)	$ (2.65)	$ (2.91)	$ 19.92	28.96%	$ 271,678	0.87%	0.60%
9/30/20	16.87	0.17	2.17	2.34	(0.26)	(0.83)	(1.09)	18.12	14.25%	215,443	0.87%	1.04%
9/30/19	19.45	0.18	(0.02)aa	0.16	(0.23)	(2.51)	(2.74)	16.87	3.34%	222,503	0.87%	1.11%
9/30/18	20.72	0.21	2.87	3.08	(0.35)	(4.00)	(4.35)	19.45	16.90%	251,216	0.87%	1.10%
9/30/17	18.70	0.24	2.91	3.15	(0.34)	(0.79)	(1.13)	20.72	17.54%	208,410	0.87%	1.21%

The accompanying notes are an integral part of the financial statements.

MassMutual Equity Opportunities Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 17.22	$ 0.24	$ 3.99	$ 4.23	$ (0.24)	$ (1.04)	$ (1.28)	$ 20.17	25.67%	$ 432,817	0.73%	1.25%
9/30/20	18.33	0.27	0.26	0.53	(0.29)	(1.35)	(1.64)	17.22	2.73%	402,371	0.74%	1.64%
9/30/19	18.41	0.27	1.36	1.63	(0.28)	(1.43)	(1.71)	18.33	10.82%	274,970	0.74%	1.60%
9/30/18	22.45	0.27	2.75	3.02	(0.51)	(6.55)	(7.06)	18.41	16.23%	268,240	0.74%	1.50%
9/30/17	18.40	0.41	4.27	4.68	(0.27)	(0.36)	(0.63)	22.45	25.85%	228,919	0.74%	2.00%
Class R5
9/30/21	$ 17.30	$ 0.22	$ 4.00	$ 4.22	$ (0.22)	$ (1.04)	$ (1.26)	$ 20.26	25.48%	$ 165,143	0.83%	1.15%
9/30/20	18.41	0.26	0.25	0.51	(0.27)	(1.35)	(1.62)	17.30	2.61%	156,171	0.84%	1.50%
9/30/19	18.47	0.26	1.37	1.63	(0.26)	(1.43)	(1.69)	18.41	10.76%	180,002	0.84%	1.50%
9/30/18	22.50	0.25	2.75	3.00	(0.48)	(6.55)	(7.03)	18.47	16.09%	188,418	0.84%	1.38%
9/30/17	18.44	0.39	4.28	4.67	(0.25)	(0.36)	(0.61)	22.50	25.73%	207,798	0.84%	1.87%
Service Class
9/30/21	$ 16.88	$ 0.20	$ 3.91	$ 4.11	$ (0.20)	$ (1.04)	$ (1.24)	$ 19.75	25.44%	$ 46,987	0.93%	1.04%
9/30/20	18.00	0.23	0.25	0.48	(0.25)	(1.35)	(1.60)	16.88	2.52%	48,504	0.94%	1.41%
9/30/19	18.10	0.24	1.33	1.57	(0.24)	(1.43)	(1.67)	18.00	10.61%	53,931	0.94%	1.41%
9/30/18	22.17	0.23	2.71	2.94	(0.46)	(6.55)	(7.01)	18.10	16.00%	50,746	0.94%	1.28%
9/30/17	18.18	0.35	4.23	4.58	(0.23)	(0.36)	(0.59)	22.17	25.59%	61,849	0.94%	1.74%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	25%	41%	33%	35%	131%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 16.59	$ 0.18	$ 3.83	$ 4.01	$ (0.18)	$ (1.04)	$ (1.22)	$ 19.38	25.26%	$ 51,726	1.03%	0.95%
9/30/20	17.71	0.21	0.25	0.46	(0.23)	(1.35)	(1.58)	16.59	2.42%	45,175	1.04%	1.30%
9/30/19	17.84	0.21	1.31	1.52	(0.22)	(1.43)	(1.65)	17.71	10.46%	55,316	1.04%	1.29%
9/30/18	21.94	0.21	2.68	2.89	(0.44)	(6.55)	(6.99)	17.84	15.92%	75,215	1.04%	1.19%
9/30/17	17.99	0.33	4.19	4.52	(0.21)	(0.36)	(0.57)	21.94	25.50%	82,359	1.04%	1.66%
Class A
9/30/21	$ 15.64	$ 0.12	$ 3.61	$ 3.73	$ (0.15)	$ (1.04)	$ (1.19)	$ 18.18	24.94%	$ 53,123	1.28%	0.70%
9/30/20	16.78	0.16	0.24	0.40	(0.19)	(1.35)	(1.54)	15.64	2.19%	55,832	1.29%	1.05%
9/30/19	16.98	0.16	1.24	1.40	(0.17)	(1.43)	(1.60)	16.78	10.19%	63,914	1.29%	1.04%
9/30/18	21.17	0.16	2.56	2.72	(0.36)	(6.55)	(6.91)	16.98	15.62%	78,457	1.29%	0.92%
9/30/17	17.37	0.28	4.02	4.30	(0.14)	(0.36)	(0.50)	21.17	25.13%	107,667	1.29%	1.42%
Class R4
9/30/21	$ 15.34	$ 0.13	$ 3.54	$ 3.67	$ (0.17)	$ (1.04)	$ (1.21)	$ 17.80	25.07%	$ 8,727	1.18%	0.79%
9/30/20	16.48	0.18	0.23	0.41	(0.20)	(1.35)	(1.55)	15.34	2.28%	8,716	1.19%	1.18%
9/30/19	16.74	0.17	1.21	1.38	(0.21)	(1.43)	(1.64)	16.48	10.30%	6,921	1.19%	1.13%
9/30/18	21.00	0.17	2.54	2.71	(0.42)	(6.55)	(6.97)	16.74	15.70%	9,409	1.19%	1.04%
9/30/17	17.28	0.31	3.99	4.30	(0.22)	(0.36)	(0.58)	21.00	25.27%	8,146	1.19%	1.58%
Class R3
9/30/21	$ 14.22	$ 0.09	$ 3.27	$ 3.36	$ (0.14)	$ (1.04)	$ (1.18)	$ 16.40	24.79%	$ 3,259	1.43%	0.55%
9/30/20	15.42	0.13	0.22	0.35	(0.20)	(1.35)	(1.55)	14.22	2.00%	3,447	1.44%	0.92%
9/30/19	15.77	0.13	1.12	1.25	(0.17)	(1.43)	(1.60)	15.42	10.01%	3,297	1.44%	0.92%
9/30/18	20.10	0.12	2.41	2.53	(0.31)	(6.55)	(6.86)	15.77	15.43%	2,679	1.44%	0.78%
9/30/17	16.55	0.24	3.83	4.07	(0.16)	(0.36)	(0.52)	20.10	25.00%	3,087	1.44%	1.28%

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 8.33	$ (0.04)	$ 1.93	$ 1.89	$ —	$ (4.07)	$ (4.07)	$ 6.15	28.46%	$ 13,386	1.04%	N/A	(0.61%)
9/30/20	8.03	0.00[d]	1.67	1.67	(0.02)	(1.35)	(1.37)	8.33	23.25%	12,278	0.89%	N/A	(0.01%)
9/30/19	9.81	0.02	(0.00)d,aa	0.02	(0.05)	(1.75)	(1.80)	8.03	4.27%	67,992	0.82%	0.78%	0.31%
9/30/18	8.44	0.05	1.95	2.00	(0.07)	(0.56)	(0.63)	9.81	24.98%	64,876	0.78%	0.70%	0.56%
9/30/17	8.01	0.08	1.37	1.45	(0.08)	(0.94)	(1.02)	8.44	20.59%	75,206	0.84%	0.70%	1.09%
Class R5
9/30/21	$ 8.37	$ (0.05)	$ 1.94	$ 1.89	$ (0.00)[d]	$ (4.07)	$ (4.07)	$ 6.19	28.29%	$ 10,813	1.14%	N/A	(0.71%)
9/30/20	8.05	(0.01)	1.69	1.68	(0.01)	(1.35)	(1.36)	8.37	23.34%	12,351	0.99%	N/A	(0.17%)
9/30/19	9.83	0.02	(0.01)aa	0.01	(0.04)	(1.75)	(1.79)	8.05	4.13%	31,014	0.92%	0.88%	0.21%
9/30/18	8.46	0.04	1.95	1.99	(0.06)	(0.56)	(0.62)	9.83	24.80%	32,604	0.88%	0.80%	0.45%
9/30/17	8.02	0.08	1.38	1.46	(0.08)	(0.94)	(1.02)	8.46	20.56%	26,201	0.94%	0.80%	0.99%
Service Class
9/30/21	$ 8.11	$ (0.05)	$ 1.85	$ 1.80	$ (0.00)[d]	$ (4.07)	$ (4.07)	$ 5.84	28.05%	$ 6,641	1.24%	N/A	(0.81%)
9/30/20	7.83	(0.02)	1.66	1.64	(0.01)	(1.35)	(1.36)	8.11	23.35%	6,285	1.09%	N/A	(0.30%)
9/30/19	9.62	0.01	(0.02)aa	(0.01)	(0.03)	(1.75)	(1.78)	7.83	3.97%	9,805	1.02%	0.98%	0.11%
9/30/18	8.29	0.03	1.92	1.95	(0.06)	(0.56)	(0.62)	9.62	24.72%	9,630	0.98%	0.90%	0.35%
9/30/17	7.88	0.07	1.35	1.42	(0.07)	(0.94)	(1.01)	8.29	20.41%	8,668	1.04%	0.90%	0.88%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	78%	164%	123%	47%	52%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 7.80	$ (0.05)	$ 1.78	$ 1.73	$ (0.00)[d]	$ (4.07)	$ (4.07)	$ 5.46	28.26%	$ 8,032	1.34%	N/A	(0.91%)
9/30/20	7.59	(0.03)	1.59	1.56	—	(1.35)	(1.35)	7.80	23.08%	13,485	1.19%	N/A	(0.41%)
9/30/19	9.38	0.00[d]	(0.02)aa	(0.02)	(0.02)	(1.75)	(1.77)	7.59	3.97%	14,315	1.12%	1.09%	0.01%
9/30/18	8.10	0.02	1.87	1.89	(0.05)	(0.56)	(0.61)	9.38	24.56%	12,307	1.08%	1.00%	0.25%
9/30/17	7.72	0.06	1.32	1.38	(0.06)	(0.94)	(1.00)	8.10	20.31%	10,889	1.14%	1.00%	0.77%
Class A
9/30/21	$ 7.25	$ (0.06)	$ 1.60	$ 1.54	$ (0.00)[d]	$ (4.07)	$ (4.07)	$ 4.72	27.60%	$ 13,199	1.59%	N/A	(1.16%)
9/30/20	7.15	(0.04)	1.49	1.45	—	(1.35)	(1.35)	7.25	22.92%	15,843	1.44%	N/A	(0.67%)
9/30/19	8.95	(0.02)	(0.03)aa	(0.05)	—	(1.75)	(1.75)	7.15	3.67%	14,997	1.37%	1.33%	(0.23%)
9/30/18	7.75	0.00[d]	1.79	1.79	(0.03)	(0.56)	(0.59)	8.95	24.31%	18,868	1.33%	1.25%	0.00%[e]
9/30/17	7.43	0.04	1.26	1.30	(0.04)	(0.94)	(0.98)	7.75	19.91%	15,687	1.39%	1.25%	0.53%
Class R4
9/30/21	$ 7.14	$ (0.05)	$ 1.57	$ 1.52	$ (0.00)[d]	$ (4.07)	$ (4.07)	$ 4.59	27.79%	$ 1,699	1.49%	N/A	(1.06%)
9/30/20	7.06	(0.04)	1.47	1.43	—	(1.35)	(1.35)	7.14	22.94%	1,662	1.34%	N/A	(0.59%)
9/30/19	8.86	(0.01)	(0.03)aa	(0.04)	(0.01)	(1.75)	(1.76)	7.06	3.87%	1,217	1.27%	1.22%	(0.08%)
9/30/18	7.68	0.01	1.77	1.78	(0.04)	(0.56)	(0.60)	8.86	24.48%	2,757	1.23%	1.15%	0.10%
9/30/17	7.39	0.05	1.25	1.30	(0.07)	(0.94)	(1.01)	7.68	20.10%	2,908	1.29%	1.15%	0.63%
Class R3
9/30/21	$ 6.45	$ (0.05)	$ 1.37	$ 1.32	$ (0.00)[d]	$ (4.07)	$ (4.07)	$ 3.70	27.69%	$ 1,562	1.74%	N/A	(1.32%)
9/30/20	6.51	(0.05)	1.34	1.29	—	(1.35)	(1.35)	6.45	22.70%	2,803	1.59%	N/A	(0.82%)
9/30/19	8.34	(0.03)	(0.05)aa	(0.08)	—	(1.75)	(1.75)	6.51	3.54%	2,794	1.52%	1.48%	(0.40%)
9/30/18	7.27	(0.01)	1.67	1.66	(0.03)	(0.56)	(0.59)	8.34	24.08%	3,307	1.48%	1.40%	(0.15%)
9/30/17	7.04	0.03	1.19	1.22	(0.05)	(0.94)	(0.99)	7.27	19.93%	2,301	1.54%	1.40%	0.39%

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 28.98	$ (0.05)	$ 6.11	$ 6.06	$ —	$ (1.38)	$ (1.38)	$ 33.66	21.60%	$ 2,790,281	0.63%	(0.15%)
9/30/20	22.73	0.01	7.59	7.60	(0.09)	(1.26)	(1.35)	28.98	34.96%	2,729,246	0.64%	0.06%
9/30/19	23.37	0.07	0.59	0.66	(0.11)	(1.19)	(1.30)	22.73	3.82%	1,947,695	0.64%	0.34%
9/30/18	19.78	0.06	4.45	4.51	(0.11)	(0.81)	(0.92)	23.37	23.49%	1,799,107	0.64%	0.30%
9/30/17	16.66	0.07	3.81	3.88	(0.10)	(0.66)	(0.76)	19.78	24.41%	1,081,072	0.65%	0.38%
Class R5
9/30/21	$ 28.93	$ (0.08)	$ 6.09	$ 6.01	$ —	$ (1.38)	$ (1.38)	$ 33.56	21.46%	$ 616,307	0.73%	(0.25%)
9/30/20	22.69	(0.01)	7.58	7.57	(0.07)	(1.26)	(1.33)	28.93	34.84%	604,630	0.74%	(0.04%)
9/30/19	23.32	0.05	0.59	0.64	(0.08)	(1.19)	(1.27)	22.69	3.75%	456,222	0.74%	0.24%
9/30/18	19.75	0.04	4.43	4.47	(0.09)	(0.81)	(0.90)	23.32	23.31%	503,294	0.74%	0.19%
9/30/17	16.63	0.05	3.81	3.86	(0.08)	(0.66)	(0.74)	19.75	24.33%	443,867	0.75%	0.28%
Service Class
9/30/21	$ 28.64	$ (0.11)	$ 6.03	$ 5.92	$ —	$ (1.38)	$ (1.38)	$ 33.18	21.36%	$ 207,565	0.83%	(0.35%)
9/30/20	22.47	(0.04)	7.51	7.47	(0.04)	(1.26)	(1.30)	28.64	34.72%	184,567	0.84%	(0.17%)
9/30/19	23.10	0.03	0.58	0.61	(0.05)	(1.19)	(1.24)	22.47	3.61%	114,021	0.84%	0.14%
9/30/18	19.57	0.02	4.39	4.41	(0.07)	(0.81)	(0.88)	23.10	23.21%	122,916	0.84%	0.09%
9/30/17	16.49	0.03	3.77	3.80	(0.06)	(0.66)	(0.72)	19.57	24.14%	133,658	0.85%	0.18%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	20%	28%	25%	17%	27%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 28.18	$ (0.14)	$ 5.92	$ 5.78	$ —	$ (1.38)	$ (1.38)	$ 32.58	21.21%	$ 347,256	0.93%	(0.45%)
9/30/20	22.13	(0.06)	7.40	7.34	(0.03)	(1.26)	(1.29)	28.18	34.60%	388,847	0.94%	(0.24%)
9/30/19	22.78	0.01	0.57	0.58	(0.04)	(1.19)	(1.23)	22.13	3.51%	312,815	0.94%	0.04%
9/30/18	19.31	(0.00)[d]	4.33	4.33	(0.05)	(0.81)	(0.86)	22.78	23.08%	315,952	0.94%	(0.01%)
9/30/17	16.28	0.01	3.73	3.74	(0.05)	(0.66)	(0.71)	19.31	24.05%	257,730	0.95%	0.08%
Class A
9/30/21	$ 26.79	$ (0.20)	$ 5.61	$ 5.41	$ —	$ (1.38)	$ (1.38)	$ 30.82	20.91%	$ 142,265	1.18%	(0.69%)
9/30/20	21.13	(0.11)	7.03	6.92	—	(1.26)	(1.26)	26.79	34.23%	202,794	1.18%	(0.48%)
9/30/19	21.82	(0.04)	0.54	0.50	—	(1.19)	(1.19)	21.13	3.27%	181,457	1.19%	(0.21%)
9/30/18	18.53	(0.05)	4.15	4.10	—	(0.81)	(0.81)	21.82	22.76%	198,284	1.19%	(0.26%)
9/30/17	15.65	(0.03)	3.58	3.55	(0.01)	(0.66)	(0.67)	18.53	23.73%	162,073	1.20%	(0.16%)
Class R4
9/30/21	$ 26.76	$ (0.17)	$ 5.61	$ 5.44	$ —	$ (1.38)	$ (1.38)	$ 30.82	21.05%	$ 128,730	1.08%	(0.60%)
9/30/20	21.09	(0.09)	7.02	6.93	—	(1.26)	(1.26)	26.76	34.34%	121,843	1.09%	(0.38%)
9/30/19	21.78	(0.02)	0.54	0.52	(0.02)	(1.19)	(1.21)	21.09	3.38%	106,445	1.09%	(0.11%)
9/30/18	18.51	(0.03)	4.15	4.12	(0.04)	(0.81)	(0.85)	21.78	22.92%	107,811	1.09%	(0.16%)
9/30/17	15.66	(0.01)	3.57	3.56	(0.05)	(0.66)	(0.71)	18.51	23.81%	67,035	1.10%	(0.07%)
Class R3
9/30/21	$ 24.76	$ (0.23)	$ 5.17	$ 4.94	$ —	$ (1.38)	$ (1.38)	$ 28.32	20.72%	$ 55,690	1.33%	(0.85%)
9/30/20	19.64	(0.13)	6.51	6.38	—	(1.26)	(1.26)	24.76	34.06%	60,548	1.33%	(0.62%)
9/30/19	20.41	(0.07)	0.49	0.42	—	(1.19)	(1.19)	19.64	3.10%	61,141	1.34%	(0.36%)
9/30/18	17.41	(0.08)	3.90	3.82	(0.01)	(0.81)	(0.82)	20.41	22.57%	60,560	1.34%	(0.41%)
9/30/17	14.78	(0.05)	3.37	3.32	(0.03)	(0.66)	(0.69)	17.41	23.59%	40,705	1.35%	(0.32%)

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Opportunities Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 10.57	$ (0.06)	$ 2.82	$ 2.76	$ —	$ (2.02)	$ (2.02)	$ 11.31	28.69%	$ 304,938	0.76%	0.74%	(0.54%)
9/30/20	10.21	(0.02)	3.53	3.51	(0.06)	(3.09)	(3.15)	10.57	45.81%	248,333	0.77%	0.76%	(0.23%)
9/30/19	13.19	(0.03)	(0.29)aa	(0.32)	—	(2.66)	(2.66)	10.21	1.63%	168,427	0.76%	N/A	(0.24%)
9/30/18	11.97	(0.04)	2.81	2.77	—	(1.55)	(1.55)	13.19	25.79%	390,266	0.74%	N/A	(0.30%)
9/30/17	10.82	(0.02)	1.95	1.93	—	(0.78)	(0.78)	11.97	19.63%	378,731	0.74%	N/A	(0.18%)
Class R5
9/30/21	$ 10.33	$ (0.07)	$ 2.76	$ 2.69	$ —	$ (2.02)	$ (2.02)	$ 11.00	28.64%	$ 82,696	0.86%	0.84%	(0.64%)
9/30/20	10.05	(0.03)	3.45	3.42	(0.05)	(3.09)	(3.14)	10.33	45.51%	112,882	0.87%	0.86%	(0.31%)
9/30/19	13.04	(0.04)	(0.29)aa	(0.33)	—	(2.66)	(2.66)	10.05	1.56%	127,577	0.86%	N/A	(0.36%)
9/30/18	11.87	(0.05)	2.77	2.72	—	(1.55)	(1.55)	13.04	25.58%	153,460	0.84%	N/A	(0.40%)
9/30/17	10.74	(0.03)	1.94	1.91	—	(0.78)	(0.78)	11.87	19.59%	185,795	0.84%	N/A	(0.28%)
Service Class
9/30/21	$ 9.77	$ (0.07)	$ 2.59	$ 2.52	$ —	$ (2.02)	$ (2.02)	$ 10.27	28.53%	$ 30,819	0.96%	0.94%	(0.74%)
9/30/20	9.66	(0.03)	3.27	3.24	(0.04)	(3.09)	(3.13)	9.77	45.46%	31,955	0.97%	0.96%	(0.37%)
9/30/19	12.67	(0.05)	(0.30)aa	(0.35)	—	(2.66)	(2.66)	9.66	1.40%	73,129	0.96%	N/A	(0.47%)
9/30/18	11.58	(0.06)	2.70	2.64	—	(1.55)	(1.55)	12.67	25.52%	68,041	0.94%	N/A	(0.50%)
9/30/17	10.50	(0.04)	1.90	1.86	—	(0.78)	(0.78)	11.58	19.55%	74,058	0.94%	N/A	(0.38%)

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	26%	47%	33%	28%	19%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 9.06	$ (0.08)	$ 2.38	$ 2.30	$ —	$ (2.02)	$ (2.02)	$ 9.34	28.30%	$ 51,978	1.06%	1.04%	(0.84%)
9/30/20	9.17	(0.04)	3.05	3.01	(0.03)	(3.09)	(3.12)	9.06	45.29%	57,076	1.07%	1.06%	(0.52%)
9/30/19	12.19	(0.05)	(0.31)aa	(0.36)	—	(2.66)	(2.66)	9.17	1.38%	48,666	1.06%	N/A	(0.56%)
9/30/18	11.21	(0.07)	2.60	2.53	—	(1.55)	(1.55)	12.19	25.36%	56,625	1.04%	N/A	(0.60%)
9/30/17	10.21	(0.05)	1.83	1.78	—	(0.78)	(0.78)	11.21	19.31%	89,663	1.04%	N/A	(0.48%)
Class A
9/30/21	$ 7.72	$ (0.08)	$ 1.98	$ 1.90	$ —	$ (2.02)	$ (2.02)	$ 7.60	27.99%	$ 38,900	1.31%	1.29%	(1.09%)
9/30/20	8.24	(0.05)	2.63	2.58	(0.01)	(3.09)	(3.10)	7.72	44.93%	41,810	1.32%	1.31%	(0.77%)
9/30/19	11.30	(0.07)	(0.33)aa	(0.40)	—	(2.66)	(2.66)	8.24	1.06%	36,629	1.31%	N/A	(0.81%)
9/30/18	10.52	(0.09)	2.42	2.33	—	(1.55)	(1.55)	11.30	25.08%	49,746	1.29%	N/A	(0.85%)
9/30/17	9.65	(0.07)	1.72	1.65	—	(0.78)	(0.78)	10.52	19.07%	76,756	1.29%	N/A	(0.73%)
Class R4
9/30/21	$ 7.84	$ (0.08)	$ 2.02	$ 1.94	$ —	$ (2.02)	$ (2.02)	$ 7.76	28.08%	$ 2,721	1.21%	1.19%	(0.99%)
9/30/20	8.32	(0.04)	2.66	2.62	(0.01)	(3.09)	(3.10)	7.84	45.05%	2,777	1.22%	1.21%	(0.60%)
9/30/19	11.37	(0.06)	(0.33)aa	(0.39)	—	(2.66)	(2.66)	8.32	1.17%	9,775	1.21%	N/A	(0.71%)
9/30/18	10.57	(0.08)	2.43	2.35	—	(1.55)	(1.55)	11.37	25.17%	16,920	1.19%	N/A	(0.75%)
9/30/17	9.68	(0.06)	1.73	1.67	—	(0.78)	(0.78)	10.57	19.22%	9,200	1.19%	N/A	(0.63%)
Class R3
9/30/21	$ 6.40	$ (0.07)	$ 1.59	$ 1.52	$ —	$ (2.02)	$ (2.02)	$ 5.90	27.84%	$ 2,696	1.46%	1.44%	(1.24%)
9/30/20	7.33	(0.05)	2.21	2.16	(0.00)[d]	(3.09)	(3.09)	6.40	44.85%	984	1.47%	1.46%	(0.92%)
9/30/19	10.41	(0.07)	(0.35)aa	(0.42)	—	(2.66)	(2.66)	7.33	0.95%	925	1.46%	N/A	(0.97%)
9/30/18	9.82	(0.10)	2.24	2.14	—	(1.55)	(1.55)	10.41	24.93%	976	1.44%	N/A	(1.00%)
9/30/17	9.08	(0.08)	1.60	1.52	—	(0.78)	(0.78)	9.82	18.82%	1,035	1.44%	N/A	(0.88%)

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 11.24	$ 0.18	$ 3.87	$ 4.05	$ (0.18)	$ —	$ (0.18)	$ 15.11	36.36%	$ 114,786	0.93%	0.70%	1.28%
9/30/20	12.42	0.20	(1.15)	(0.95)	(0.23)	—	(0.23)	11.24	(7.88%)	97,457	1.00%	0.80%	1.75%
9/30/19	14.05	0.21	(0.11)aa	0.10	(0.16)	(1.57)	(1.73)	12.42	2.92%	93,413	1.00%	0.80%	1.73%
9/30/18	15.20	0.18	0.99	1.17	(0.21)	(2.11)	(2.32)	14.05	8.30%	91,004	0.98%	0.80%	1.28%
9/30/17	13.59	0.21	1.87	2.08	(0.21)	(0.26)	(0.47)	15.20	15.51%	81,793	0.92%	0.80%	1.46%
Class R5
9/30/21	$ 11.36	$ 0.17	$ 3.91	$ 4.08	$ (0.16)	$ —	$ (0.16)	$ 15.28	36.22%	$ 1,001	1.03%	0.79%	1.18%
9/30/20	12.55	0.20	(1.17)	(0.97)	(0.22)	—	(0.22)	11.36	(7.96%)	843	1.10%	0.90%	1.67%
9/30/19	14.15	0.20	(0.10)aa	0.10	(0.13)	(1.57)	(1.70)	12.55	2.78%	1,332	1.10%	0.90%	1.68%
9/30/18	15.28	0.16	1.02	1.18	(0.20)	(2.11)	(2.31)	14.15	8.26%	949	1.08%	0.90%	1.10%
9/30/17	13.67	0.20	1.87	2.07	(0.20)	(0.26)	(0.46)	15.28	15.32%	7,290	1.02%	0.90%	1.34%
Service Class
9/30/21	$ 11.28	$ 0.16	$ 3.88	$ 4.04	$ (0.16)	$ —	$ (0.16)	$ 15.16	36.08%	$ 569	1.13%	0.87%	1.07%
9/30/20	12.46	0.18	(1.16)	(0.98)	(0.20)	—	(0.20)	11.28	(8.05%)	203	1.20%	1.00%	1.55%
9/30/19	14.09	0.18	(0.10)aa	0.08	(0.14)	(1.57)	(1.71)	12.46	2.73%	215	1.20%	1.00%	1.53%
9/30/18	15.24	0.17	0.97	1.14	(0.18)	(2.11)	(2.29)	14.09	8.03%	255	1.18%	1.00%	1.14%
9/30/17	13.62	0.19	1.87	2.06	(0.18)	(0.26)	(0.44)	15.24	15.29%	1,998	1.12%	1.00%	1.29%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	134%	74%	54%	98%	88%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 11.50	$ 0.14	$ 3.97	$ 4.11	$ (0.15)	$ —	$ (0.15)	$ 15.46	35.93%	$ 1,124	1.23%	1.00%	0.98%
9/30/20	12.71	0.17	(1.19)	(1.02)	(0.19)	—	(0.19)	11.50	(8.19%)	873	1.30%	1.10%	1.46%
9/30/19	14.32	0.18	(0.10)aa	0.08	(0.12)	(1.57)	(1.69)	12.71	2.62%	889	1.30%	1.10%	1.44%
9/30/18	15.43	0.14	1.03	1.17	(0.17)	(2.11)	(2.28)	14.32	8.08%	888	1.28%	1.10%	0.97%
9/30/17	13.81	0.17	1.90	2.07	(0.19)	(0.26)	(0.45)	15.43	15.15%	811	1.22%	1.10%	1.14%
Class A
9/30/21	$ 11.27	$ 0.10	$ 3.88	$ 3.98	$ (0.12)	$ —	$ (0.12)	$ 15.13	35.51%	$ 1,544	1.48%	1.26%	0.73%
9/30/20	12.47	0.14	(1.17)	(1.03)	(0.17)	—	(0.17)	11.27	(8.41%)	3,071	1.55%	1.35%	1.23%
9/30/19	14.07	0.14	(0.09)aa	0.05	(0.08)	(1.57)	(1.65)	12.47	2.41%	2,788	1.55%	1.35%	1.18%
9/30/18	15.21	0.10	1.00	1.10	(0.13)	(2.11)	(2.24)	14.07	7.73%	2,464	1.53%	1.35%	0.73%
9/30/17	13.61	0.13	1.87	2.00	(0.14)	(0.26)	(0.40)	15.21	14.83%	2,178	1.47%	1.35%	0.90%
Class R4
9/30/21	$ 11.14	$ 0.11	$ 3.84	$ 3.95	$ (0.13)	$ —	$ (0.13)	$ 14.96	35.64%	$ 276	1.38%	1.20%	0.81%
9/30/20	12.31	0.15	(1.14)	(0.99)	(0.18)	—	(0.18)	11.14	(8.27%)	934	1.45%	1.25%	1.29%
9/30/19	13.97	0.16	(0.11)aa	0.05	(0.14)	(1.57)	(1.71)	12.31	2.48%	1,050	1.45%	1.25%	1.36%
9/30/18	15.11	0.13	0.99	1.12	(0.15)	(2.11)	(2.26)	13.97	7.89%	307	1.43%	1.25%	0.90%
9/30/17	13.54	0.14	1.85	1.99	(0.16)	(0.26)	(0.42)	15.11	14.90%	130	1.37%	1.25%	0.98%
Class R3
9/30/21	$ 11.10	$ 0.07	$ 3.84	$ 3.91	$ (0.09)	$ —	$ (0.09)	$ 14.92	35.39%	$ 144	1.63%	1.42%	0.52%
9/30/20	12.28	0.12	(1.15)	(1.03)	(0.15)	—	(0.15)	11.10	(8.53%)	381	1.70%	1.50%	1.05%
9/30/19	13.90	0.13	(0.11)aa	0.02	(0.07)	(1.57)	(1.64)	12.28	2.19%	503	1.70%	1.50%	1.06%
9/30/18	15.06	0.08	1.00	1.08	(0.13)	(2.11)	(2.24)	13.90	7.66%	383	1.68%	1.50%	0.57%
9/30/17	13.48	0.12	1.84	1.96	(0.12)	(0.26)	(0.38)	15.06	14.70%	333	1.62%	1.50%	0.80%

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 8.72	$ 0.00[d]	$ 4.68	$ 4.68	$ —	$ (0.35)	$ (0.35)	$ 13.05	54.27%	$ 37,021	1.03%	N/A	0.04%
9/30/20	11.17	0.02	(1.39)	(1.37)	(0.03)	(1.05)	(1.08)	8.72	(14.27%)	51,492	1.05%	N/A	0.22%
9/30/19	18.11	0.05	(2.20)	(2.15)	(0.06)	(4.73)	(4.79)	11.17	(8.20%)	47,894	0.97%	0.93%	0.44%
9/30/18	18.07	0.06	2.07	2.13	(0.09)	(2.00)	(2.09)	18.11	12.92%	51,328	0.89%	0.80%	0.32%
9/30/17	16.19	0.09	2.76	2.85	(0.08)	(0.89)	(0.97)	18.07	17.90%	113,321	0.86%	0.80%	0.55%
Class R5
9/30/21	$ 8.74	$ (0.01)	$ 4.69	$ 4.68	$ —	$ (0.35)	$ (0.35)	$ 13.07	54.14%	$ 11,028	1.13%	N/A	(0.07%)
9/30/20	11.19	0.01	(1.40)	(1.39)	(0.01)	(1.05)	(1.06)	8.74	(14.38%)	10,194	1.15%	N/A	0.11%
9/30/19	18.12	0.04	(2.20)	(2.16)	(0.04)	(4.73)	(4.77)	11.19	(8.26%)	16,680	1.07%	1.01%	0.31%
9/30/18	18.08	0.04	2.08	2.12	(0.08)	(2.00)	(2.08)	18.12	12.80%	42,389	0.99%	0.90%	0.24%
9/30/17	16.20	0.08	2.75	2.83	(0.06)	(0.89)	(0.95)	18.08	17.76%	43,715	0.96%	0.90%	0.44%
Service Class
9/30/21	$ 8.79	$ (0.02)	$ 4.71	$ 4.69	$ —	$ (0.35)	$ (0.35)	$ 13.13	53.95%	$ 3,143	1.23%	N/A	(0.15%)
9/30/20	11.24	0.00[d]	(1.40)	(1.40)	(0.00)[d]	(1.05)	(1.05)	8.79	(14.38%)	2,572	1.25%	N/A	0.02%
9/30/19	18.15	0.03	(2.20)	(2.17)	(0.01)	(4.73)	(4.74)	11.24	(8.39%)	4,730	1.17%	1.12%	0.23%
9/30/18	18.11	0.02	2.08	2.10	(0.06)	(2.00)	(2.06)	18.15	12.66%	5,773	1.09%	1.00%	0.14%
9/30/17	16.22	0.06	2.77	2.83	(0.05)	(0.89)	(0.94)	18.11	17.71%	8,940	1.06%	1.00%	0.34%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	23%	77%	30%	24%	21%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 8.70	$ (0.03)	$ 4.67	$ 4.64	$ —	$ (0.35)	$ (0.35)	$ 12.99	53.93%	$ 2,550	1.33%	N/A	(0.25%)
9/30/20	11.16	(0.01)	(1.40)	(1.41)	—	(1.05)	(1.05)	8.70	(14.58%)	3,126	1.35%	N/A	(0.08%)
9/30/19	18.07	0.02	(2.19)	(2.17)	(0.01)	(4.73)	(4.74)	11.16	(8.45%)	3,240	1.27%	1.22%	0.13%
9/30/18	18.00	(0.00)[d]	2.07	2.07	(0.00)[d]	(2.00)	(2.00)	18.07	12.57%	5,162	1.19%	1.10%	(0.01%)
9/30/17	16.15	0.04	2.75	2.79	(0.05)	(0.89)	(0.94)	18.00	17.57%	8,977	1.16%	1.10%	0.26%
Class A
9/30/21	$ 8.56	$ (0.06)	$ 4.58	$ 4.52	$ —	$ (0.35)	$ (0.35)	$ 12.73	53.40%	$ 6,375	1.58%	N/A	(0.50%)
9/30/20	11.01	(0.03)	(1.37)	(1.40)	—	(1.05)	(1.05)	8.56	(14.70%)	4,715	1.60%	N/A	(0.34%)
9/30/19	17.93	(0.01)	(2.18)	(2.19)	—	(4.73)	(4.73)	11.01	(8.68%)	7,990	1.52%	1.47%	(0.11%)
9/30/18	17.92	(0.03)	2.04	2.01	(0.00)[d]	(2.00)	(2.00)	17.93	12.26%	11,623	1.44%	1.35%	(0.20%)
9/30/17	16.08	0.00[d]	2.73	2.73	(0.00)[d]	(0.89)	(0.89)	17.92	17.25%	10,493	1.41%	1.35%	0.01%
Class R4
9/30/21	$ 8.50	$ (0.05)	$ 4.55	$ 4.50	$ —	$ (0.35)	$ (0.35)	$ 12.65	53.54%	$ 1,492	1.48%	N/A	(0.41%)
9/30/20	10.93	(0.02)	(1.36)	(1.38)	—	(1.05)	(1.05)	8.50	(14.62%)	2,332	1.50%	N/A	(0.24%)
9/30/19	17.83	(0.00)[d]	(2.17)	(2.17)	—	(4.73)	(4.73)	10.93	(8.59%)	4,301	1.42%	1.38%	(0.00%)[e]
9/30/18	17.85	(0.01)	2.03	2.02	(0.04)	(2.00)	(2.04)	17.83	12.37%	3,350	1.34%	1.25%	(0.08%)
9/30/17	16.01	0.01	2.73	2.74	(0.01)	(0.89)	(0.90)	17.85	17.42%	2,491	1.31%	1.25%	0.07%
Class R3
9/30/21	$ 8.41	$ (0.08)	$ 4.51	$ 4.43	$ —	$ (0.35)	$ (0.35)	$ 12.49	53.27%	$ 695	1.73%	N/A	(0.66%)
9/30/20	10.86	(0.04)	(1.36)	(1.40)	—	(1.05)	(1.05)	8.41	(14.92%)	748	1.75%	N/A	(0.47%)
9/30/19	17.79	(0.03)	(2.17)	(2.20)	—	(4.73)	(4.73)	10.86	(8.84%)	856	1.67%	1.61%	(0.27%)
9/30/18	17.81	(0.06)	2.04	1.98	—	(2.00)	(2.00)	17.79	12.14%	1,544	1.59%	1.50%	(0.34%)
9/30/17	16.00	(0.03)	2.73	2.70	—	(0.89)	(0.89)	17.81	17.14%	1,214	1.56%	1.50%	(0.18%)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 7.36	$ 0.05	$ 5.35	$ 5.40	$ (0.07)	$ —	$ (0.07)	$ 12.69	73.67%	$ 179,847	0.96%	0.94%	0.48%
9/30/20	9.22	0.05	(1.41)	(1.36)	(0.07)	(0.43)	(0.50)	7.36	(15.96%)	86,121	1.00%	N/A	0.67%
9/30/19	12.04	0.07	(1.28)	(1.21)	(0.04)	(1.57)	(1.61)	9.22	(8.59%)	95,423	0.98%	0.98%[k]	0.73%
9/30/18	13.45	0.06	0.93	0.99	(0.09)	(2.31)	(2.40)	12.04	8.45%	103,334	0.95%	0.93%	0.47%
9/30/17	11.30	0.09	2.27	2.36	(0.13)	(0.08)	(0.21)	13.45	20.96%	112,070	0.95%	0.93%	0.72%
Class R5
9/30/21	$ 7.42	$ 0.05	$ 5.37	$ 5.42	$ (0.06)	$ —	$ (0.06)	$ 12.78	73.32%	$ 65,854	1.06%	1.04%	0.40%
9/30/20	9.28	0.04	(1.41)	(1.37)	(0.06)	(0.43)	(0.49)	7.42	(15.95%)	48,006	1.10%	N/A	0.55%
9/30/19	12.10	0.06	(1.28)	(1.22)	(0.03)	(1.57)	(1.60)	9.28	(8.67%)	78,145	1.08%	1.08%[k]	0.64%
9/30/18	13.50	0.04	0.95	0.99	(0.08)	(2.31)	(2.39)	12.10	8.35%	74,247	1.05%	1.03%	0.37%
9/30/17	11.35	0.08	2.27	2.35	(0.12)	(0.08)	(0.20)	13.50	20.77%	84,951	1.05%	1.03%	0.63%
Service Class
9/30/21	$ 7.37	$ 0.03	$ 5.34	$ 5.37	$ (0.05)	$ —	$ (0.05)	$ 12.69	73.14%	$ 8,737	1.16%	1.14%	0.28%
9/30/20	9.23	0.04	(1.42)	(1.38)	(0.05)	(0.43)	(0.48)	7.37	(16.11%)	4,281	1.20%	N/A	0.44%
9/30/19	12.03	0.05	(1.27)	(1.22)	(0.01)	(1.57)	(1.58)	9.23	(8.70%)	6,847	1.18%	1.18%[k]	0.52%
9/30/18	13.43	0.03	0.94	0.97	(0.06)	(2.31)	(2.37)	12.03	8.25%	8,664	1.15%	1.13%	0.27%
9/30/17	11.29	0.06	2.26	2.32	(0.10)	(0.08)	(0.18)	13.43	20.65%	12,810	1.15%	1.13%	0.50%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	66%	57%	146%	65%	57%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 7.19	$ 0.02	$ 5.22	$ 5.24	$ (0.05)	$ —	$ (0.05)	$ 12.38	73.10%	$ 14,862	1.26%	1.24%	0.20%
9/30/20	9.01	0.03	(1.38)	(1.35)	(0.04)	(0.43)	(0.47)	7.19	(16.15%)	12,971	1.30%	N/A	0.36%
9/30/19	11.80	0.04	(1.26)	(1.22)	(0.00)[d]	(1.57)	(1.57)	9.01	(8.88%)	11,363	1.28%	1.28%[k]	0.42%
9/30/18	13.22	0.02	0.92	0.94	(0.05)	(2.31)	(2.36)	11.80	8.14%	14,411	1.25%	1.23%	0.17%
9/30/17	11.12	0.05	2.23	2.28	(0.10)	(0.08)	(0.18)	13.22	20.53%	14,943	1.25%	1.23%	0.41%
Class A
9/30/21	$ 6.87	$ (0.01)	$ 4.99	$ 4.98	$ (0.02)	$ —	$ (0.02)	$ 11.83	72.61%	$ 13,826	1.51%	1.49%	(0.06%)
9/30/20	8.64	0.01	(1.33)	(1.32)	(0.02)	(0.43)	(0.45)	6.87	(16.45%)	10,694	1.55%	N/A	0.11%
9/30/19	11.40	0.01	(1.20)	(1.19)	—	(1.57)	(1.57)	8.64	(9.03%)	16,723	1.53%	1.53%[k]	0.17%
9/30/18	12.85	(0.01)	0.89	0.88	(0.02)	(2.31)	(2.33)	11.40	7.84%	21,061	1.50%	1.48%	(0.08%)
9/30/17	10.80	0.02	2.17	2.19	(0.06)	(0.08)	(0.14)	12.85	20.31%	23,325	1.50%	1.48%	0.15%
Class R4
9/30/21	$ 6.78	$ 0.00[d]	$ 4.91	$ 4.91	$ (0.04)	$ —	$ (0.04)	$ 11.65	72.68%	$ 780	1.41%	1.40%	0.02%
9/30/20	8.52	0.02	(1.30)	(1.28)	(0.03)	(0.43)	(0.46)	6.78	(16.25%)	882	1.45%	N/A	0.28%
9/30/19	11.26	0.02	(1.19)	(1.17)	(0.00)[d]	(1.57)	(1.57)	8.52	(8.96%)	541	1.43%	1.43%[k]	0.27%
9/30/18	12.73	0.00[d]	0.88	0.88	(0.04)	(2.31)	(2.35)	11.26	7.95%	663	1.40%	1.38%	0.02%
9/30/17	10.74	0.03	2.15	2.18	(0.11)	(0.08)	(0.19)	12.73	20.33%	525	1.40%	1.38%	0.28%
Class R3
9/30/21	$ 6.23	$ (0.02)	$ 4.52	$ 4.50	$ —	$ —	$ —	$ 10.73	72.23%	$ 359	1.66%	1.64%	(0.23%)
9/30/20	7.86	(0.00)[d]	(1.20)	(1.20)	(0.00)[d]	(0.43)	(0.43)	6.23	(16.47%)	151	1.70%	N/A	(0.04%)
9/30/19	10.57	0.00[d]	(1.14)	(1.14)	—	(1.57)	(1.57)	7.86	(9.30%)	422	1.68%	1.68%[k]	0.04%
9/30/18	12.09	(0.02)	0.83	0.81	(0.02)	(2.31)	(2.33)	10.57	7.76%	418	1.65%	1.63%	(0.19%)
9/30/17	10.19	(0.00)[d]	2.05	2.05	(0.07)	(0.08)	(0.15)	12.09	20.14%	180	1.65%	1.63%	(0.03%)

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 12.92	$ 0.23	$ 5.18	$ 5.41	$ (0.19)	$ (0.87)	$ (1.06)	$ 17.27	43.51%	$ 125,905	0.18%	N/A	1.40%
9/30/20	13.76	0.18	(0.46)	(0.28)	(0.20)	(0.36)	(0.56)	12.92	(2.34%)	83,944	0.18%	N/A	1.38%
9/30/19	15.27	0.20	(0.75)	(0.55)	(0.22)	(0.74)	(0.96)	13.76	(2.62%)	81,697	0.18%	0.18%[n]	1.48%
9/30/18	14.31	0.21	1.72	1.93	(0.17)	(0.80)	(0.97)	15.27	14.06%	64,388	0.16%	0.16%[n]	1.43%
9/30/17	13.56	0.17	2.02	2.19	(0.22)	(1.22)	(1.44)	14.31	17.06%	48,408	0.18%	0.18%[n]	1.22%
Class R5
9/30/21	$ 12.88	$ 0.21	$ 5.17	$ 5.38	$ (0.18)	$ (0.87)	$ (1.05)	$ 17.21	43.33%	$ 34,037	0.28%	N/A	1.28%
9/30/20	13.71	0.16	(0.44)	(0.28)	(0.19)	(0.36)	(0.55)	12.88	(2.34%)	22,832	0.28%	N/A	1.28%
9/30/19	15.22	0.19	(0.76)	(0.57)	(0.20)	(0.74)	(0.94)	13.71	(2.77%)	32,207	0.28%	0.28%[n]	1.41%
9/30/18	14.26	0.19	1.73	1.92	(0.16)	(0.80)	(0.96)	15.22	13.99%	22,023	0.26%	0.26%[n]	1.31%
9/30/17	13.52	0.15	2.02	2.17	(0.21)	(1.22)	(1.43)	14.26	16.94%	25,668	0.28%	0.28%[n]	1.13%
Service Class
9/30/21	$ 12.81	$ 0.18	$ 5.14	$ 5.32	$ (0.16)	$ (0.87)	$ (1.03)	$ 17.10	43.09%	$ 21,699	0.43%	N/A	1.11%
9/30/20	13.64	0.14	(0.45)	(0.31)	(0.16)	(0.36)	(0.52)	12.81	(2.55%)	19,643	0.43%	N/A	1.13%
9/30/19	15.14	0.16	(0.74)	(0.58)	(0.18)	(0.74)	(0.92)	13.64	(2.87%)	21,397	0.43%	0.43%[n]	1.22%
9/30/18	14.19	0.17	1.72	1.89	(0.14)	(0.80)	(0.94)	15.14	13.82%	27,225	0.41%	0.41%[n]	1.18%
9/30/17	13.46	0.13	2.01	2.14	(0.19)	(1.22)	(1.41)	14.19	16.78%	25,968	0.43%	0.43%[n]	0.99%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	16%	18%	15%	13%	33%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 12.80	$ 0.17	$ 5.14	$ 5.31	$ (0.15)	$ (0.87)	$ (1.02)	$ 17.09	42.96%	$ 50,348	0.53%	N/A	1.04%
9/30/20	13.63	0.13	(0.45)	(0.32)	(0.15)	(0.36)	(0.51)	12.80	(2.63%)	42,109	0.53%	N/A	1.03%
9/30/19	15.13	0.15	(0.75)	(0.60)	(0.16)	(0.74)	(0.90)	13.63	(3.00%)	54,062	0.53%	0.53%[n]	1.12%
9/30/18	14.19	0.16	1.70	1.86	(0.12)	(0.80)	(0.92)	15.13	13.64%	66,044	0.51%	0.51%[n]	1.07%
9/30/17	13.45	0.12	2.01	2.13	(0.17)	(1.22)	(1.39)	14.19	16.73%	60,979	0.53%	0.53%[n]	0.90%
Class A
9/30/21	$ 12.77	$ 0.12	$ 5.14	$ 5.26	$ (0.10)	$ (0.87)	$ (0.97)	$ 17.06	42.61%	$ 29,885	0.78%	N/A	0.76%
9/30/20	13.60	0.10	(0.45)	(0.35)	(0.12)	(0.36)	(0.48)	12.77	(2.86%)	30,053	0.78%	N/A	0.78%
9/30/19	15.09	0.12	(0.74)	(0.62)	(0.13)	(0.74)	(0.87)	13.60	(3.24%)	36,013	0.78%	0.78%[n]	0.88%
9/30/18	14.14	0.12	1.71	1.83	(0.08)	(0.80)	(0.88)	15.09	13.42%	36,885	0.76%	0.76%[n]	0.83%
9/30/17	13.42	0.09	1.99	2.08	(0.14)	(1.22)	(1.36)	14.14	16.34%	33,142	0.78%	0.78%[n]	0.65%
Class R4
9/30/21	$ 12.70	$ 0.14	$ 5.11	$ 5.25	$ (0.12)	$ (0.87)	$ (0.99)	$ 16.96	42.84%	$ 78,753	0.68%	N/A	0.87%
9/30/20	13.53	0.11	(0.46)	(0.35)	(0.12)	(0.36)	(0.48)	12.70	(2.84%)	77,572	0.68%	N/A	0.88%
9/30/19	15.02	0.13	(0.74)	(0.61)	(0.14)	(0.74)	(0.88)	13.53	(3.13%)	109,915	0.68%	0.68%[n]	0.97%
9/30/18	14.10	0.13	1.70	1.83	(0.11)	(0.80)	(0.91)	15.02	13.51%	137,402	0.66%	0.66%[n]	0.92%
9/30/17	13.39	0.10	2.00	2.10	(0.17)	(1.22)	(1.39)	14.10	16.52%	130,620	0.68%	0.68%[n]	0.76%
Class R3
9/30/21	$ 12.63	$ 0.10	$ 5.09	$ 5.19	$ (0.09)	$ (0.87)	$ (0.96)	$ 16.86	42.50%	$ 115,765	0.93%	N/A	0.64%
9/30/20	13.46	0.08	(0.46)	(0.38)	(0.09)	(0.36)	(0.45)	12.63	(3.07%)	97,782	0.93%	N/A	0.63%
9/30/19	14.94	0.10	(0.74)	(0.64)	(0.10)	(0.74)	(0.84)	13.46	(3.38%)	127,756	0.93%	0.93%[n]	0.72%
9/30/18	14.04	0.10	1.69	1.79	(0.09)	(0.80)	(0.89)	14.94	13.20%	153,657	0.91%	0.91%[n]	0.67%
9/30/17	13.35	0.07	1.98	2.05	(0.14)	(1.22)	(1.36)	14.04	16.22%	144,122	0.93%	0.93%[n]	0.51%

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 11.60	$ 0.14	$ 5.25	$ 5.39	$ (0.16)	$ (0.56)	$ (0.72)	$ 16.27	47.46%	$ 98,933	0.22%	N/A	0.88%
9/30/20	12.32	0.14	(0.04)	0.10	(0.20)	(0.62)	(0.82)	11.60	0.29%	75,987	0.23%	0.22%	1.18%
9/30/19	14.72	0.17	(1.60)	(1.43)	(0.15)	(0.82)	(0.97)	12.32	(8.94%)	74,592	0.21%	0.20%	1.34%
9/30/18	14.16	0.17	1.81	1.98	(0.18)	(1.24)	(1.42)	14.72	15.17%	68,359	0.20%	0.20%[n]	1.24%
9/30/17	12.57	0.17	2.34	2.51	(0.19)	(0.73)	(0.92)	14.16	20.64%	49,853	0.22%	0.20%	1.28%
Class R5
9/30/21	$ 11.59	$ 0.12	$ 5.25	$ 5.37	$ (0.15)	$ (0.56)	$ (0.71)	$ 16.25	47.29%	$ 19,313	0.32%	N/A	0.78%
9/30/20	12.31	0.12	(0.03)	0.09	(0.19)	(0.62)	(0.81)	11.59	0.18%	14,076	0.33%	0.32%	1.08%
9/30/19	14.71	0.15	(1.60)	(1.45)	(0.13)	(0.82)	(0.95)	12.31	(9.06%)	15,613	0.31%	0.30%	1.23%
9/30/18	14.15	0.16	1.81	1.97	(0.17)	(1.24)	(1.41)	14.71	15.07%	22,393	0.30%	0.30%[n]	1.13%
9/30/17	12.56	0.15	2.35	2.50	(0.18)	(0.73)	(0.91)	14.15	20.57%	16,566	0.32%	0.30%	1.18%
Service Class
9/30/21	$ 11.49	$ 0.10	$ 5.20	$ 5.30	$ (0.13)	$ (0.56)	$ (0.69)	$ 16.10	47.09%	$ 13,433	0.47%	N/A	0.63%
9/30/20	12.21	0.11	(0.04)	0.07	(0.17)	(0.62)	(0.79)	11.49	0.01%	8,863	0.48%	0.47%	0.94%
9/30/19	14.58	0.13	(1.58)	(1.45)	(0.10)	(0.82)	(0.92)	12.21	(9.15%)	9,013	0.46%	0.45%	1.06%
9/30/18	14.04	0.14	1.78	1.92	(0.14)	(1.24)	(1.38)	14.58	14.86%	19,285	0.45%	0.45%[n]	0.98%
9/30/17	12.48	0.13	2.32	2.45	(0.16)	(0.73)	(0.89)	14.04	20.33%	19,390	0.47%	0.45%	1.03%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	23%	17%	16%	20%	38%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 11.50	$ 0.08	$ 5.22	$ 5.30	$ (0.12)	$ (0.56)	$ (0.68)	$ 16.12	46.99%	$ 45,888	0.57%	N/A	0.53%
9/30/20	12.23	0.10	(0.05)	0.05	(0.16)	(0.62)	(0.78)	11.50	(0.13%)	44,134	0.58%	0.57%	0.83%
9/30/19	14.61	0.12	(1.58)	(1.46)	(0.10)	(0.82)	(0.92)	12.23	(9.27%)	50,106	0.56%	0.55%	0.99%
9/30/18	14.06	0.12	1.80	1.92	(0.13)	(1.24)	(1.37)	14.61	14.80%	53,624	0.55%	0.55%[n]	0.87%
9/30/17	12.50	0.12	2.32	2.44	(0.15)	(0.73)	(0.88)	14.06	20.16%	52,240	0.57%	0.55%	0.93%
Class A
9/30/21	$ 11.42	$ 0.04	$ 5.18	$ 5.22	$ (0.08)	$ (0.56)	$ (0.64)	16.00	46.55%	$ 19,825	0.82%	N/A	0.28%
9/30/20	12.15	0.07	(0.05)	0.02	(0.13)	(0.62)	(0.75)	11.42	(0.37%)	19,730	0.83%	0.82%	0.58%
9/30/19	14.51	0.09	(1.56)	(1.47)	(0.07)	(0.82)	(0.89)	12.15	(9.45%)	23,469	0.81%	0.80%	0.74%
9/30/18	13.97	0.09	1.79	1.88	(0.10)	(1.24)	(1.34)	14.51	14.52%	29,287	0.80%	0.80%[n]	0.63%
9/30/17	12.43	0.09	2.30	2.39	(0.12)	(0.73)	(0.85)	13.97	19.85%	23,317	0.82%	0.80%	0.68%
Class R4
9/30/21	$ 11.38	$ 0.06	$ 5.15	$ 5.21	$ (0.10)	$ (0.56)	$ (0.66)	$ 15.93	46.67%	$ 53,581	0.72%	N/A	0.38%
9/30/20	12.10	0.08	(0.05)	0.03	(0.13)	(0.62)	(0.75)	11.38	(0.25%)	50,001	0.73%	0.72%	0.68%
9/30/19	14.46	0.10	(1.56)	(1.46)	(0.08)	(0.82)	(0.90)	12.10	(9.38%)	60,168	0.71%	0.70%	0.84%
9/30/18	13.94	0.10	1.78	1.88	(0.12)	(1.24)	(1.36)	14.46	14.60%	74,670	0.70%	0.70%[n]	0.73%
9/30/17	12.40	0.10	2.31	2.41	(0.14)	(0.73)	(0.87)	13.94	20.08%	63,118	0.72%	0.70%	0.76%
Class R3
9/30/21	$ 11.31	$ 0.02	$ 5.13	$ 5.15	$ (0.07)	$ (0.56)	$ (0.63)	$ 15.83	46.38%	$ 55,942	0.97%	N/A	0.13%
9/30/20	12.03	0.05	(0.05)	0.00[d]	(0.10)	(0.62)	(0.72)	11.31	(0.50%)	46,256	0.98%	0.97%	0.43%
9/30/19	14.38	0.07	(1.56)	(1.49)	(0.04)	(0.82)	(0.86)	12.03	(9.63%)	55,627	0.96%	0.95%	0.59%
9/30/18	13.87	0.07	1.77	1.84	(0.09)	(1.24)	(1.33)	14.38	14.38%	70,230	0.95%	0.95%[n]	0.48%
9/30/17	12.36	0.07	2.29	2.36	(0.12)	(0.73)	(0.85)	13.87	19.73%	57,433	0.97%	0.95%	0.51%

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 25.51	$ (0.08)	$ 7.39	$ 7.31	$ —	$ (1.59)	$ (1.59)	$ 31.23	29.56%	$ 6,514,823	0.70%	(0.26%)
9/30/20	23.34	0.01	3.43	3.44	(0.01)	(1.26)	(1.27)	25.51	15.23%	6,188,463	0.71%	0.03%
9/30/19	24.10	0.03	1.14	1.17	(0.01)	(1.92)	(1.93)	23.34	6.66%	5,925,776	0.71%	0.15%
9/30/18	21.92	0.01	3.59	3.60	—	(1.42)	(1.42)	24.10	17.21%	5,436,930	0.71%	0.06%
9/30/17	19.16	(0.00)[d]	3.64	3.64	(0.03)	(0.85)	(0.88)	21.92	19.83%	3,055,936	0.72%	(0.00%)[e]
Class R5
9/30/21	$ 25.20	$ (0.11)	$ 7.30	$ 7.19	$ —	$ (1.59)	$ (1.59)	$ 30.80	29.44%	$ 1,668,653	0.80%	(0.36%)
9/30/20	23.08	(0.02)	3.40	3.38	—	(1.26)	(1.26)	25.20	15.13%	1,471,580	0.81%	(0.07%)
9/30/19	23.87	0.01	1.12	1.13	—	(1.92)	(1.92)	23.08	6.54%	1,533,487	0.81%	0.05%
9/30/18	21.75	(0.01)	3.55	3.54	—	(1.42)	(1.42)	23.87	17.06%	1,517,553	0.81%	(0.04%)
9/30/17	19.01	(0.02)	3.62	3.60	(0.01)	(0.85)	(0.86)	21.75	19.76%	1,167,243	0.82%	(0.11%)
Service Class
9/30/21	$ 24.47	$ (0.13)	$ 7.07	$ 6.94	$ —	$ (1.59)	$ (1.59)	$ 29.82	29.29%	$ 325,714	0.90%	(0.46%)
9/30/20	22.47	(0.04)	3.30	3.26	—	(1.26)	(1.26)	24.47	15.00%	335,782	0.91%	(0.17%)
9/30/19	23.31	(0.01)	1.09	1.08	—	(1.92)	(1.92)	22.47	6.48%	373,475	0.91%	(0.05%)
9/30/18	21.30	(0.03)	3.46	3.43	—	(1.42)	(1.42)	23.31	16.90%	405,725	0.91%	(0.14%)
9/30/17	18.64	(0.04)	3.55	3.51	—	(0.85)	(0.85)	21.30	19.65%	252,898	0.92%	(0.20%)

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	29%	37%	37%	34%	36%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 23.20	$ (0.15)	$ 6.69	$ 6.54	$ —	$ (1.59)	$ (1.59)	$ 28.15	29.16%	$ 246,666	1.00%	(0.56%)
9/30/20	21.38	(0.06)	3.14	3.08	—	(1.26)	(1.26)	23.20	14.92%	261,188	1.01%	(0.27%)
9/30/19	22.32	(0.03)	1.01	0.98	—	(1.92)	(1.92)	21.38	6.31%	290,024	1.01%	(0.15%)
9/30/18	20.46	(0.05)	3.33	3.28	—	(1.42)	(1.42)	22.32	16.85%	337,284	1.01%	(0.25%)
9/30/17	17.96	(0.06)	3.41	3.35	—	(0.85)	(0.85)	20.46	19.49%	339,090	1.02%	(0.30%)
Class A
9/30/21	$ 21.08	$ (0.20)	$ 6.06	$ 5.86	$ —	$ (1.59)	$ (1.59)	$ 25.35	28.86%	$ 167,114	1.25%	(0.81%)
9/30/20	19.58	(0.10)	2.86	2.76	—	(1.26)	(1.26)	21.08	14.64%	196,756	1.26%	(0.52%)
9/30/19	20.67	(0.07)	0.90	0.83	—	(1.92)	(1.92)	19.58	6.06%	226,723	1.26%	(0.40%)
9/30/18	19.10	(0.10)	3.09	2.99	—	(1.42)	(1.42)	20.67	16.52%	272,769	1.26%	(0.50%)
9/30/17	16.86	(0.10)	3.19	3.09	—	(0.85)	(0.85)	19.10	19.21%	274,719	1.27%	(0.55%)
Class R4
9/30/21	$ 21.28	$ (0.17)	$ 6.11	$ 5.94	$ —	$ (1.59)	$ (1.59)	$ 25.63	28.97%	$ 155,374	1.15%	(0.72%)
9/30/20	19.74	(0.08)	2.88	2.80	—	(1.26)	(1.26)	21.28	14.73%	176,500	1.16%	(0.42%)
9/30/19	20.80	(0.06)	0.92	0.86	—	(1.92)	(1.92)	19.74	6.18%	222,247	1.16%	(0.29%)
9/30/18	19.19	(0.08)	3.11	3.03	—	(1.42)	(1.42)	20.80	16.65%	229,517	1.16%	(0.39%)
9/30/17	16.92	(0.08)	3.20	3.12	—	(0.85)	(0.85)	19.19	19.33%	125,717	1.17%	(0.46%)
Class R3
9/30/21	$ 19.16	$ (0.21)	$ 5.48	$ 5.27	$ —	$ (1.59)	$ (1.59)	$ 22.84	28.65%	$ 31,715	1.40%	(0.96%)
9/30/20	17.93	(0.12)	2.61	2.49	—	(1.26)	(1.26)	19.16	14.48%	31,065	1.41%	(0.67%)
9/30/19	19.14	(0.09)	0.80	0.71	—	(1.92)	(1.92)	17.93	5.91%	32,770	1.41%	(0.54%)
9/30/18	17.81	(0.12)	2.87	2.75	—	(1.42)	(1.42)	19.14	16.36%	35,471	1.41%	(0.64%)
9/30/17	15.80	(0.11)	2.97	2.86	—	(0.85)	(0.85)	17.81	19.04%	27,527	1.42%	(0.70%)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 16.42	$ (0.07)	$ 5.93	$ 5.86	$ —	$ (1.40)	$ (1.40)	$ 20.88	36.62%	$ 487,031	0.86%	(0.37%)
9/30/20	15.30	(0.03)	2.97	2.94	(0.14)	(1.68)	(1.82)	16.42	20.54%	342,888	0.87%	(0.19%)
9/30/19	19.08	(0.01)	(1.04)	(1.05)	—	(2.73)	(2.73)	15.30	(2.31%)	269,356	0.86%	(0.05%)
9/30/18	15.74	(0.03)	4.24	4.21	—	(0.87)	(0.87)	19.08	27.96%	385,194	0.85%	(0.15%)
9/30/17	13.05	(0.01)	2.70	2.69	—	—	—	15.74	20.61%	306,490	0.86%	(0.05%)
Class R5
9/30/21	$ 16.13	$ (0.09)	$ 5.83	$ 5.74	$ —	$ (1.40)	$ (1.40)	$ 20.47	36.53%	$ 155,912	0.96%	(0.47%)
9/30/20	15.06	(0.04)	2.91	2.87	(0.12)	(1.68)	(1.80)	16.13	20.40%	134,136	0.97%	(0.29%)
9/30/19	18.85	(0.02)	(1.04)	(1.06)	—	(2.73)	(2.73)	15.06	(2.40%)	128,280	0.96%	(0.14%)
9/30/18	15.57	(0.04)	4.19	4.15	—	(0.87)	(0.87)	18.85	27.87%	142,284	0.95%	(0.25%)
9/30/17	12.93	(0.02)	2.66	2.64	—	—	—	15.57	20.42%	119,338	0.96%	(0.15%)
Service Class
9/30/21	$ 14.99	$ (0.10)	$ 5.40	$ 5.30	$ —	$ (1.40)	$ (1.40)	$ 18.89	36.36%	$ 36,258	1.06%	(0.57%)
9/30/20	14.12	(0.05)	2.71	2.66	(0.11)	(1.68)	(1.79)	14.99	20.26%	31,977	1.07%	(0.39%)
9/30/19	17.89	(0.03)	(1.01)	(1.04)	—	(2.73)	(2.73)	14.12	(2.43%)	34,404	1.06%	(0.23%)
9/30/18	14.84	(0.06)	3.98	3.92	—	(0.87)	(0.87)	17.89	27.69%	33,978	1.05%	(0.34%)
9/30/17	12.33	(0.03)	2.54	2.51	—	—	—	14.84	20.36%	34,017	1.06%	(0.25%)

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	81%	79%	71%	85%	86%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 13.77	$ (0.11)	$ 4.95	$ 4.84	$ —	$ (1.40)	$ (1.40)	$ 17.21	36.23%	$ 29,715	1.16%	(0.67%)
9/30/20	13.10	(0.06)	2.51	2.45	(0.10)	(1.68)	(1.78)	13.77	20.16%	29,067	1.17%	(0.49%)
9/30/19	16.87	(0.04)	(1.00)	(1.04)	—	(2.73)	(2.73)	13.10	(2.60%)	28,372	1.16%	(0.34%)
9/30/18	14.05	(0.07)	3.76	3.69	—	(0.87)	(0.87)	16.87	27.60%	35,642	1.15%	(0.45%)
9/30/17	11.69	(0.04)	2.40	2.36	—	—	—	14.05	20.19%	30,295	1.16%	(0.35%)
Class A
9/30/21	$ 11.71	$ (0.13)	$ 4.18	$ 4.05	$ —	$ (1.40)	$ (1.40)	$ 14.36	35.83%	$ 31,656	1.41%	(0.91%)
9/30/20	11.38	(0.08)	2.16	2.08	(0.07)	(1.68)	(1.75)	11.71	19.94%	34,699	1.42%	(0.74%)
9/30/19	15.14	(0.07)	(0.96)	(1.03)	—	(2.73)	(2.73)	11.38	(2.87%)	33,997	1.41%	(0.59%)
9/30/18	12.72	(0.09)	3.38	3.29	—	(0.87)	(0.87)	15.14	27.33%	43,682	1.40%	(0.70%)
9/30/17	10.61	(0.07)	2.18	2.11	—	—	—	12.72	19.89%	35,240	1.41%	(0.60%)
Class R4
9/30/21	$ 11.82	$ (0.12)	$ 4.23	$ 4.11	$ —	$ (1.40)	$ (1.40)	$ 14.53	36.02%	$ 17,129	1.31%	(0.82%)
9/30/20	11.48	(0.07)	2.18	2.11	(0.09)	(1.68)	(1.77)	11.82	20.01%	15,517	1.32%	(0.65%)
9/30/19	15.23	(0.06)	(0.96)	(1.02)	—	(2.73)	(2.73)	11.48	(2.76%)	12,843	1.31%	(0.49%)
9/30/18	12.78	(0.08)	3.40	3.32	—	(0.87)	(0.87)	15.23	27.44%	13,972	1.30%	(0.60%)
9/30/17	10.65	(0.06)	2.19	2.13	—	—	—	12.78	20.00%	5,081	1.31%	(0.50%)
Class R3
9/30/21	$ 9.78	$ (0.12)	$ 3.46	$ 3.34	$ —	$ (1.40)	$ (1.40)	$ 11.72	35.63%	$ 4,813	1.56%	(1.07%)
9/30/20	9.79	(0.08)	1.82	1.74	(0.07)	(1.68)	(1.75)	9.78	19.66%	3,930	1.57%	(0.90%)
9/30/19	13.51	(0.07)	(0.92)	(0.99)	—	(2.73)	(2.73)	9.79	(2.94%)	2,728	1.56%	(0.73%)
9/30/18	11.46	(0.10)	3.02	2.92	—	(0.87)	(0.87)	13.51	27.10%	2,622	1.55%	(0.85%)
9/30/17	9.57	(0.08)	1.97	1.89	—	—	—	11.46	19.75%	2,199	1.56%	(0.75%)

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 11.96	$ 0.35	$ 2.59	$ 2.94	$ (0.29)	$ (0.14)	$ (0.43)	$ 14.47	24.95%	$ 74,969	0.31%	N/A	2.48%
9/30/20	12.34	0.27	(0.20)	0.07	(0.39)	(0.06)	(0.45)	11.96	0.35%	63,542	0.25%	0.25%[n]	2.27%
9/30/19	13.12	0.39	(0.61)	(0.22)	(0.34)	(0.22)	(0.56)	12.34	(1.15%)	56,770	0.23%	0.23%[n]	3.20%
9/30/18	13.40	0.38	(0.05)	0.33	(0.43)	(0.18)	(0.61)	13.12	2.49%	46,834	0.32%	0.25%	2.82%
9/30/17	12.10	0.32	1.80	2.12	(0.61)	(0.21)	(0.82)	13.40	18.96%	39,255	0.31%	0.25%	2.72%
Class R5
9/30/21	$ 11.95	$ 0.32	$ 2.60	$ 2.92	$ (0.27)	$ (0.14)	$ (0.41)	$ 14.46	24.83%	$ 16,476	0.41%	N/A	2.30%
9/30/20	12.33	0.25	(0.19)	0.06	(0.38)	(0.06)	(0.44)	11.95	0.29%	15,217	0.35%	0.35%[n]	2.09%
9/30/19	13.11	0.36	(0.60)	(0.24)	(0.32)	(0.22)	(0.54)	12.33	(1.26%)	22,402	0.33%	0.33%[n]	3.00%
9/30/18	13.39	0.36	(0.04)	0.32	(0.42)	(0.18)	(0.60)	13.11	2.38%	12,947	0.42%	0.35%	2.69%
9/30/17	12.09	0.26	1.85	2.11	(0.60)	(0.21)	(0.81)	13.39	18.87%	13,724	0.41%	0.35%	2.13%
Service Class
9/30/21	$ 11.98	$ 0.31	$ 2.60	$ 2.91	$ (0.25)	$ (0.14)	$ (0.39)	$ 14.50	24.68%	$ 4,191	0.56%	N/A	2.23%
9/30/20	12.28	0.24	(0.22)	0.02	(0.26)	(0.06)	(0.32)	11.98	0.02%	3,671	0.50%	0.50%[n]	2.01%
9/30/19	13.05	0.32	(0.56)	(0.24)	(0.31)	(0.22)	(0.53)	12.28	(1.31%)	3,340	0.48%	0.48%[n]	2.66%
9/30/18	13.33	0.31	(0.01)	0.30	(0.40)	(0.18)	(0.58)	13.05	2.26%	27,218	0.57%	0.50%	2.31%
9/30/17	12.05	0.32	1.75	2.07	(0.58)	(0.21)	(0.79)	13.33	18.58%	25,208	0.56%	0.50%	2.62%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	5%	9%	7%	15%	35%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 11.87	$ 0.28	$ 2.59	$ 2.87	$ (0.24)	$ (0.14)	$ (0.38)	$ 14.36	24.54%	$ 25,078	0.66%	N/A	2.00%
9/30/20	12.26	0.21	(0.19)	0.02	(0.35)	(0.06)	(0.41)	11.87	(0.04%)	32,706	0.60%	0.60%[n]	1.81%
9/30/19	13.03	0.33	(0.59)	(0.26)	(0.29)	(0.22)	(0.51)	12.26	(1.49%)	40,745	0.58%	0.58%[n]	2.78%
9/30/18	13.31	0.31	(0.03)	0.28	(0.38)	(0.18)	(0.56)	13.03	2.15%	38,753	0.67%	0.60%	2.31%
9/30/17	12.03	0.29	1.77	2.06	(0.57)	(0.21)	(0.78)	13.31	18.48%	43,896	0.66%	0.60%	2.39%
Class A
9/30/21	$ 11.83	$ 0.26	$ 2.57	$ 2.83	$ (0.19)	$ (0.14)	$ (0.33)	$ 14.33	24.25%	$ 16,157	0.91%	N/A	1.85%
9/30/20	12.22	0.19	(0.20)	(0.01)	(0.32)	(0.06)	(0.38)	11.83	(0.29%)	19,156	0.85%	0.85%[n]	1.62%
9/30/19	12.98	0.31	(0.59)	(0.28)	(0.26)	(0.22)	(0.48)	12.22	(1.66%)	23,948	0.83%	0.83%[n]	2.59%
9/30/18	13.27	0.28	(0.03)	0.25	(0.36)	(0.18)	(0.54)	12.98	1.87%	22,344	0.92%	0.85%	2.15%
9/30/17	12.00	0.26	1.76	2.02	(0.54)	(0.21)	(0.75)	13.27	18.16%	18,255	0.91%	0.85%	2.17%
Class R4
9/30/21	$ 11.78	$ 0.26	$ 2.57	$ 2.83	$ (0.22)	$ (0.14)	$ (0.36)	$ 14.25	24.37%	$ 29,780	0.81%	N/A	1.91%
9/30/20	12.16	0.20	(0.20)	0.00[d]	(0.32)	(0.06)	(0.38)	11.78	(0.18%)	34,159	0.75%	0.75%[n]	1.70%
9/30/19	12.92	0.31	(0.58)	(0.27)	(0.27)	(0.22)	(0.49)	12.16	(1.56%)	41,622	0.73%	0.73%[n]	2.65%
9/30/18	13.21	0.30	(0.04)	0.26	(0.37)	(0.18)	(0.55)	12.92	1.95%	48,486	0.82%	0.75%	2.25%
9/30/17	11.96	0.29	1.74	2.03	(0.57)	(0.21)	(0.78)	13.21	18.31%	45,031	0.81%	0.75%	2.39%
Class R3
9/30/21	$ 11.73	$ 0.23	$ 2.55	$ 2.78	$ (0.19)	$ (0.14)	$ (0.33)	$ 14.18	24.02%	$ 33,013	1.06%	N/A	1.68%
9/30/20	12.11	0.17	(0.20)	(0.03)	(0.29)	(0.06)	(0.35)	11.73	(0.41%)	32,240	1.00%	1.00%[n]	1.43%
9/30/19	12.87	0.28	(0.58)	(0.30)	(0.24)	(0.22)	(0.46)	12.11	(1.86%)	40,853	0.98%	0.98%[n]	2.39%
9/30/18	13.17	0.26	(0.04)	0.22	(0.34)	(0.18)	(0.52)	12.87	1.69%	45,563	1.07%	1.00%	2.01%
9/30/17	11.93	0.25	1.75	2.00	(0.55)	(0.21)	(0.76)	13.17	18.05%	40,921	1.06%	1.00%	2.06%

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 7.99	$ 0.12	$ 2.27	$ 2.39	$ (0.05)	$ (0.16)	$ (0.21)	$ 10.17	30.17%	$ 383,223	0.88%	0.79%	1.23%
9/30/20	8.35	0.05	(0.07)	(0.02)	(0.19)	(0.15)	(0.34)	7.99	(0.59%)	370,549	0.89%	0.83%	0.68%
9/30/19	9.42	0.20	(0.34)	(0.14)	(0.15)	(0.78)	(0.93)	8.35	0.01%	348,467	0.87%	N/A	2.42%
9/30/18	9.61	0.16	(0.16)	0.00[d]	(0.19)	—	(0.19)	9.42	(0.02%)	362,074	0.92%	N/A	1.68%
9/30/17	7.88	0.15	1.76	1.91	(0.18)	—	(0.18)	9.61	24.71%	318,534	0.93%	N/A	1.70%
Class R5
9/30/21	$ 8.02	$ 0.11	$ 2.28	$ 2.39	$ (0.04)	$ (0.16)	$ (0.20)	$ 10.21	30.07%	$ 158,046	0.98%	0.89%	1.11%
9/30/20	8.38	0.05	(0.08)	(0.03)	(0.18)	(0.15)	(0.33)	8.02	(0.67%)	132,845	0.99%	0.94%	0.58%
9/30/19	9.45	0.19	(0.34)	(0.15)	(0.14)	(0.78)	(0.92)	8.38	(0.14%)	122,168	0.97%	N/A	2.34%
9/30/18	9.64	0.15	(0.16)	(0.01)	(0.18)	—	(0.18)	9.45	(0.11%)	134,803	1.02%	N/A	1.54%
9/30/17	7.90	0.13	1.78	1.91	(0.17)	—	(0.17)	9.64	24.64%	154,039	1.03%	N/A	1.52%
Service Class
9/30/21	$ 7.97	$ 0.10	$ 2.26	$ 2.36	$ (0.03)	$ (0.16)	$ (0.19)	$ 10.14	29.91%	$ 45,454	1.08%	0.99%	1.02%
9/30/20	8.33	0.04	(0.08)	(0.04)	(0.17)	(0.15)	(0.32)	7.97	(0.79%)	37,997	1.09%	1.03%	0.49%
9/30/19	9.39	0.18	(0.33)	(0.15)	(0.13)	(0.78)	(0.91)	8.33	(0.15%)	36,489	1.07%	N/A	2.27%
9/30/18	9.58	0.14	(0.16)	(0.02)	(0.17)	—	(0.17)	9.39	(0.22%)	39,149	1.12%	N/A	1.45%
9/30/17	7.86	0.11	1.77	1.88	(0.16)	—	(0.16)	9.58	24.39%	45,240	1.13%	N/A	1.26%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	27%	34%	27%	46%	29%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 8.05	$ 0.08	$ 2.30	$ 2.38	$ (0.03)	$ (0.16)	$ (0.19)	$ 10.24	29.72%	$ 19,735	1.18%	1.09%	0.81%
9/30/20	8.40	0.03	(0.07)	(0.04)	(0.16)	(0.15)	(0.31)	8.05	(0.77%)	19,034	1.19%	1.14%	0.38%
9/30/19	9.46	0.17	(0.33)	(0.16)	(0.12)	(0.78)	(0.90)	8.40	(0.32%)	21,563	1.17%	N/A	2.03%
9/30/18	9.65	0.13	(0.16)	(0.03)	(0.16)	—	(0.16)	9.46	(0.33%)	31,199	1.22%	N/A	1.31%
9/30/17	7.92	0.12	1.76	1.88	(0.15)	—	(0.15)	9.65	24.22%	40,543	1.23%	N/A	1.40%
Class A
9/30/21	$ 7.85	$ 0.06	$ 2.24	$ 2.30	$ (0.01)	$ (0.16)	$ (0.17)	$ 9.98	29.45%	$ 24,231	1.43%	1.34%	0.59%
9/30/20	8.21	0.01	(0.08)	(0.07)	(0.14)	(0.15)	(0.29)	7.85	(1.17%)	30,721	1.44%	1.38%	0.17%
9/30/19	9.25	0.15	(0.32)	(0.17)	(0.09)	(0.78)	(0.87)	8.21	(0.48%)	29,537	1.42%	N/A	1.86%
9/30/18	9.44	0.11	(0.16)	(0.05)	(0.14)	—	(0.14)	9.25	(0.60%)	41,179	1.47%	N/A	1.11%
9/30/17	7.75	0.09	1.73	1.82	(0.13)	—	(0.13)	9.44	23.89%	49,218	1.48%	N/A	1.09%
Class R4
9/30/21	$ 7.68	$ 0.07	$ 2.18	$ 2.25	$ (0.02)	$ (0.16)	$ (0.18)	$ 9.75	29.46%	$ 20,875	1.33%	1.24%	0.70%
9/30/20	8.03	0.02	(0.06)	(0.04)	(0.16)	(0.15)	(0.31)	7.68	(0.90%)	18,019	1.34%	1.28%	0.28%
9/30/19	9.10	0.17	(0.34)	(0.17)	(0.12)	(0.78)	(0.90)	8.03	(0.51%)	14,876	1.32%	N/A	2.14%
9/30/18	9.30	0.12	(0.16)	(0.04)	(0.16)	—	(0.16)	9.10	(0.48%)	12,903	1.37%	N/A	1.23%
9/30/17	7.64	0.10	1.70	1.80	(0.14)	—	(0.14)	9.30	24.05%	7,779	1.38%	N/A	1.26%
Class R3
9/30/21	$ 7.76	$ 0.05	$ 2.21	$ 2.26	$ (0.01)	$ (0.16)	$ (0.17)	$ 9.85	29.29%	$ 6,971	1.58%	1.49%	0.51%
9/30/20	8.11	(0.00)[d]	(0.07)	(0.07)	(0.13)	(0.15)	(0.28)	7.76	(1.19%)	6,093	1.59%	1.53%	(0.03%)
9/30/19	9.17	0.15	(0.34)	(0.19)	(0.09)	(0.78)	(0.87)	8.11	(0.72%)	3,382	1.57%	N/A	1.86%
9/30/18	9.37	0.10	(0.17)	(0.07)	(0.13)	—	(0.13)	9.17	(0.75%)	3,947	1.62%	N/A	1.08%
9/30/17	7.70	0.08	1.72	1.80	(0.13)	—	(0.13)	9.37	23.73%	3,267	1.63%	N/A	1.00%

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 9.51	$ 0.27	$ 2.10	$ 2.37	$ (0.17)	$ —	$ (0.17)	$ 11.71	25.11%	$ 1,700,098	0.07%	0.00%	2.39%
9/30/20	9.43	0.15	0.16	0.31	(0.23)	—	(0.23)	9.51	3.11%	1,314,433	0.65%	0.55%	1.63%
9/30/19	9.70	0.26	(0.39)	(0.13)	(0.14)	—	(0.14)	9.43	(1.17%)	1,135,941	0.79%	0.67%	2.80%
9/30/18[g]	10.00	0.19	(0.49)	(0.30)	—	—	—	9.70	(3.00%)[b]	809,616	0.89%[a]	0.67%[a]	3.03%[a]

	Year ended September 30			Period ended
	2021	2020	2019	September 30, 2018[b]
Portfolio turnover rate	28%	30%	26%	24%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact onportfolio turnover.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 19 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Total Return Bond Fund (formerly known as MassMutual Select Total Return Bond Fund) (“Total Return Bond Fund”)
MassMutual Strategic Bond Fund (formerly known as MassMutual Select Strategic Bond Fund) (“Strategic Bond Fund”)
MassMutual Diversified Value Fund (formerly known as MassMutual Select Diversified Value Fund) (“Diversified Value Fund”)
MassMutual Fundamental Value Fund (formerly known as MassMutual Select Fundamental Value Fund) (“Fundamental Value Fund”)
MM S&P 500® Index Fund (“S&P 500 Index Fund”)
MassMutual Equity Opportunities Fund (formerly known as MassMutual Select Equity Opportunities Fund) (“Equity Opportunities Fund”)
MassMutual Fundamental Growth Fund (formerly known as MassMutual Select Fundamental Growth Fund) (“Fundamental Growth Fund”)
MassMutual Blue Chip Growth Fund (formerly known as MassMutual Select Blue Chip Growth Fund) (“Blue Chip Growth Fund”)
MassMutual Growth Opportunities Fund (formerly known as MassMutual Select Growth Opportunities Fund) (“Growth Opportunities Fund”)
MassMutual Mid Cap Value Fund (formerly known as MassMutual Select Mid-Cap Value Fund) (“Mid Cap Value Fund”)
MassMutual Small Cap Value Equity Fund (formerly known as MassMutual Select Small Cap Value Equity Fund) (“Small Cap Value Equity Fund”)
MassMutual Small Company Value Fund (formerly known as MassMutual Select Small Company Value Fund) (“Small Company Value Fund”)
MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”)
MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”)
MassMutual Mid Cap Growth Fund (formerly known as MassMutual Select Mid Cap Growth Fund) (“Mid Cap Growth Fund”)
MassMutual Small Cap Growth Equity Fund (formerly known as MassMutual Select Small Cap Growth Equity Fund) (“Small Cap Growth Equity Fund”)
MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”)
MassMutual Overseas Fund (formerly known as MassMutual Select Overseas Fund) (“Overseas Fund”)
MassMutual Select T. Rowe Price International Equity Fund (“MM Select T. Rowe Price International Equity Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Notes to Financial Statements (Continued)

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

1

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Notes to Financial Statements (Continued)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The Fundamental Value Fund, Fundamental Growth Fund, and Growth Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2021. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2021, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Total Return Bond Fund
Asset Investments
Bank Loans (Less Unfunded Loan Commitments)	$—	$16,676,660	$—	$16,676,660
Corporate Debt	—	208,496,157	—	208,496,157
Municipal Obligations	—	5,541,174	—	5,541,174
Non-U.S. Government Agency Obligations	—	102,183,832	—	102,183,832
Sovereign Debt Obligations	—	8,129,182	—	8,129,182
U.S. Government Agency Obligations and Instrumentalities	—	299,041,083	—	299,041,083
U.S. Treasury Obligations	—	344,941,655	—	344,941,655
Purchased Options	270,000	125,621	—	395,621
Mutual Funds	17,208,525	—	—	17,208,525
Short-Term Investments	—	105,031,740	—	105,031,740
Unfunded Loan Commitments***	—	19,682	—	19,682
Total Investments	$17,478,525	$1,090,186,786	$—	$1,107,665,311

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Total Return Bond Fund (Continued)
Asset Derivatives
Futures Contracts	$5,487	$—	$—	$5,487
Swap Agreements	—	170,222	—	170,222
Total	$5,487	$170,222	$—	$175,709
Liability Derivatives
Futures Contracts	$(176,737)	$—	$—	$(176,737)
Swap Agreements	—	(262,998)	—	(262,998)
Written Options	(139,500)	—	—	(139,500)
Total	$(316,237)	$(262,998)	$—	$(579,235)

Strategic Bond Fund
Asset Investments
Bank Loans	$—	$26,614,504	$—	$26,614,504
Corporate Debt	—	203,953,252	—	203,953,252
Municipal Obligations	—	179,993	—	179,993
Non-U.S. Government Agency Obligations	—	60,566,520	—	60,566,520
Sovereign Debt Obligations	—	33,611,640	—	33,611,640
U.S. Government Agency Obligations and Instrumentalities	—	79,885,050	—	79,885,050
U.S. Treasury Obligations	—	44,575,160	—	44,575,160
Purchased Options	162,016	41,627	—	203,643
Short-Term Investments	—	192,322,309	—	192,322,309
Total Investments	$162,016	$641,750,055	$—	$641,912,071
Asset Derivatives
Forward Contracts	$—	$1,343,853	$—	$1,343,853
Futures Contracts	1,707,722	—	—	1,707,722
Swap Agreements	—	5,596,019	—	5,596,019
Total	$1,707,722	$6,939,872	$—	$8,647,594
Liability Derivatives
Forward Contracts	$—	$(1,391,231)	$—	$(1,391,231)
Futures Contracts	(3,792,883)	—	—	(3,792,883)
Swap Agreements	—	(547,569)	—	(547,569)
Written Options	(147,050)	(1,287)	—	(148,337)
Total	$(3,939,933)	$(1,940,087)	$—	$(5,880,020)

Diversified Value Fund
Asset Investments
Common Stock	$365,881,848	$4,916,066 *	$—	$370,797,914
Preferred Stock	1,768,103	1,358,649 *	—	3,126,752
Mutual Funds	3,336,929	—	—	3,336,929
Short-Term Investments	103	2,039,001	—	2,039,104
Total Investments	$370,986,983	$8,313,716	$—	$379,300,699

S&P 500 Index Fund
Asset Investments
Common Stock	$3,482,367,360	$—	$—	$3,482,367,360
Short-Term Investments	—	21,365,400	—	21,365,400
Total Investments	$3,482,367,360	$21,365,400	$—	$3,503,732,760
Liability Derivatives
Futures Contracts	$(732,390)	$—	$—	$(732,390)

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Equity Opportunities Fund
Asset Investments
Common Stock	$711,187,558	$31,302,823	*	$—		$742,490,381
Preferred Stock	2,836,735	2,184,143	*	—		5,020,878
Mutual Funds	1,677,159	—		—		1,677,159
Short-Term Investments	157	13,685,763		—		13,685,920
Total Investments	$715,701,609	$47,172,729		$—		$762,874,338

Blue Chip Growth Fund
Asset Investments
Common Stock	$4,189,192,342	$27,255,976	*	$3,903,108	**	$4,220,351,426
Preferred Stock	—	—		15,748,944	**	15,748,944
Corporate Debt	—	—		6,956,412	**	6,956,412
Short-Term Investments	100	22,419,942		—		22,420,042
Total Investments	$4,189,192,442	$49,675,918		$26,608,464		$4,265,476,824

Mid Cap Value Fund
Asset Investments
Common Stock	$114,004,844	$2,656,259	*	$—		$116,661,103
Mutual Funds	227,331	—		—		227,331
Short-Term Investments	—	941,039		—		941,039
Total Investments	$114,232,175	$3,597,298		$—		$117,829,473
Asset Derivatives
Forward Contracts	$—	$38,988		$—		$38,988
Liability Derivatives
Forward Contracts	$—	$(567)		$—		$(567)

Small Cap Value Equity Fund
Asset Investments
Common Stock	$59,699,951	$1,214,883	*	$—	+,**	$60,914,834
Short-Term Investments	—	1,690,118		—		1,690,118
Total Investments	$59,699,951	$2,905,001		$—		$62,604,952

Small Company Value Fund
Asset Investments
Common Stock	$280,020,697	$645,428	*	$—	+,**	$280,666,125
Mutual Funds	3,217,967	—		—		3,217,967
Short-Term Investments	—	3,430,866		—		3,430,866
Total Investments	$283,238,664	$4,076,294		$—		$287,314,958
Asset Derivatives
Forward Contracts	$—	$6,326		$—		$6,326

S&P Mid Cap Index Fund
Asset Investments
Common Stock	$452,345,676	$—		$—		$452,345,676
Mutual Funds	826,140	—		—		826,140
Short-Term Investments	—	5,137,108		—		5,137,108
Total Investments	$453,171,816	$5,137,108		$—		$458,308,924
Liability Derivatives
Futures Contracts	$(78,494)	$—		$—		$(78,494)

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Russell 2000 Small Cap Index Fund
Asset Investments
Common Stock	$304,017,343	$—		$—	+,**	$304,017,343
Warrants	—	1,904		—		1,904
Rights	—	—		10,471	**	10,471
Corporate Debt	—	995		—		995
Mutual Funds	7,546,559	—		—		7,546,559
Short-Term Investments	—	3,392,589		—		3,392,589
Total Investments	$311,563,902	$3,395,488		$10,471		$314,969,861
Liability Derivatives
Futures Contracts	$(28,325)	$—		$—		$(28,325)

Mid Cap Growth Fund
Asset Investments
Common Stock	$8,783,743,390	$17,591,312	*	$7,087,099		$8,808,421,801
Preferred Stock	—	—		129,638,365		129,638,365
Mutual Funds	66,758,086	—		—		66,758,086
Short-Term Investments	103,888,237	92,485,921		—		196,374,158
Total Investments	$8,954,389,713	$110,077,233		$136,725,464		$9,201,192,410

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$728,070,941	$4,531,700		$—		$732,602,641
Mutual Funds	31,304,418	—		—		31,304,418
Short-Term Investments	—	16,868,318		—		16,868,318
Total Investments	$759,375,359	$21,400,018		$—		$780,775,377

MSCI EAFE International Index Fund
Asset Investments
Common Stock*
Australia	$—	$13,165,686		$—		$13,165,686
Austria	—	418,687		—		418,687
Belgium	—	1,585,841		—		1,585,841
Bermuda	—	240,050		—		240,050
Cayman Islands	338,555	874,436		—		1,212,991
Denmark	—	5,136,628		—		5,136,628
Finland	—	2,499,171		—		2,499,171
France	—	20,230,193		—		20,230,193
Germany	109,454	16,396,112		—		16,505,566
Hong Kong	—	4,580,089		—		4,580,089
Ireland	—	1,665,348		—		1,665,348
Israel	487,184	737,655		—		1,224,839
Italy	—	3,568,927		—		3,568,927
Japan	—	47,424,153		—		47,424,153
Luxembourg	—	632,207		—		632,207
Netherlands	748,915	11,230,609		—		11,979,524
New Zealand	—	627,073		—		627,073
Norway	—	1,302,373		—		1,302,373
Papua New Guinea	—	76,165		—		76,165
Portugal	—	296,887		—		296,887
Singapore	71,731	1,933,368		—		2,005,099
Spain	—	4,732,897		—		4,732,897
Sweden	—	6,713,604		—		6,713,604

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
MSCI EAFE International Index Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Switzerland	$—	$18,703,461	$—	$18,703,461
United Kingdom	130,871	27,937,721	—	28,068,592
United States	—	20,436	—	20,436
Preferred Stock*
Germany	—	1,132,517	—	1,132,517
Italy	—	29,729	—	29,729
Mutual Funds	3,355,775	—	—	3,355,775
Rights	8,637	5,483	—	14,120
Short-Term Investments	—	1,554,437	—	1,554,437
Total Investments	$5,251,122	$195,451,943	$—	$200,703,065
Asset Derivatives
Forward Contracts	$—	$2,417	$—	$2,417
Futures Contracts	5,431	—	—	5,431
Total	$5,431	$2,417	$—	$7,848
Liability Derivatives
Forward Contracts	$—	$(35,044)	$—	$(35,044)
Futures Contracts	(54,840)	—	—	(54,840)
Total	$(54,840)	$(35,044)	$—	$(89,884)

Overseas Fund
Asset Investments
Common Stock*
Australia	$—	$4,457,373	$—	$4,457,373
Belgium	—	7,316,916	—	7,316,916
Brazil	1,154,381	—	—	1,154,381
Canada	22,705,463	—	—	22,705,463
Cayman Islands	4,733,986	8,046,723	—	12,780,709
Denmark	—	12,799,158	—	12,799,158
Finland	—	1,197,764	—	1,197,764
France	—	103,632,464	—	103,632,464
Germany	663,776	93,564,276	—	94,228,052
Hong Kong	—	10,065,662	—	10,065,662
India	—	15,082,761	—	15,082,761
Indonesia	—	1,573,579	—	1,573,579
Ireland	6,882,052	5,321,082	—	12,203,134
Israel	4,401,325	—	—	4,401,325
Italy	—	15,316,945	—	15,316,945
Japan	—	78,622,422	—	78,622,422
Mexico	2,805,390	—	—	2,805,390
Netherlands	—	41,178,395	—	41,178,395
Portugal	—	2,587,014	—	2,587,014
Republic of Korea	—	2,443,832	—	2,443,832
Singapore	—	4,614,387	—	4,614,387
South Africa	—	1,773,777	—	1,773,777
Spain	—	7,544,128	—	7,544,128
Sweden	—	10,721,418	—	10,721,418
Switzerland	—	78,205,346	—	78,205,346

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Overseas Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Taiwan	$6,244,473	$—	$—	$6,244,473
United Kingdom	4,630,920	77,821,423	—	82,452,343
United States	2,764,002	—	—	2,764,002
Preferred Stock*
Germany	—	176,399	—	176,399
Republic of Korea	—	1,720,857	—	1,720,857
Corporate Debt	—	839,798	—	839,798
Mutual Funds	22,156,838	—	—	22,156,838
Short-Term Investments	—	11,890,846	—	11,890,846
Total Investments	$79,142,606	$598,514,745	$—	$677,657,351
Asset Derivatives
Forward Contracts	$—	$130,292	$—	$130,292

MM Select T. Rowe Price International Equity Fund
Asset Investments
Common Stock*
Australia	$—	$35,007,096	$—	$35,007,096
Austria	—	14,972,520	—	14,972,520
Belgium	—	5,910,913	—	5,910,913
Bermuda	1,294,115	5,846,844	—	7,140,959
Brazil	15,400,751	—	—	15,400,751
British Virgin Islands	—	906,483	—	906,483
Canada	54,343,107	—	—	54,343,107
Cayman Islands	38,397,188	50,362,164	—	88,759,352
Chile	1,775,465	—	—	1,775,465
China	—	51,511,051	—	51,511,051
Cyprus	863,199	—	—	863,199
Czech Republic	—	1,036,737	—	1,036,737
Denmark	—	3,250,030	—	3,250,030
Finland	—	12,807,093	—	12,807,093
France	—	119,065,150	—	119,065,150
Germany	—	95,703,168	—	95,703,168
Hong Kong	—	27,568,956	—	27,568,956
Hungary	—	6,169,771	—	6,169,771
India	2,651,877	62,107,953	—	64,759,830
Indonesia	—	12,604,402	—	12,604,402
Ireland	—	6,860,748	—	6,860,748
Italy	—	21,918,276	—	21,918,276
Japan	924,405	267,522,821	—	268,447,226
Luxembourg	3,423,826	4,982,568	—	8,406,394
Malaysia	—	2,097,995	—	2,097,995
Mexico	9,273,541	—	—	9,273,541
Netherlands	15,194,638	107,503,967	—	122,698,605
Norway	—	12,530,308	—	12,530,308
Philippines	—	5,330,237	—	5,330,237
Poland	—	2,730,452	—	2,730,452
Portugal	—	14,580,618	—	14,580,618
Republic of Korea	2,527,991	62,189,718	—	64,717,709
Russia	—	13,980,344	—	13,980,344

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
MM Select T. Rowe Price International Equity Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Saudi Arabia	$—	$7,627,493	$—		$7,627,493
Singapore	—	15,332,318	—		15,332,318
South Africa	—	12,054,970	—		12,054,970
Spain	—	12,781,629	—		12,781,629
Sweden	—	23,438,808	—		23,438,808
Switzerland	—	100,245,083	—		100,245,083
Taiwan	—	65,439,404	—		65,439,404
Thailand	7,708,117	1,731,728	—		9,439,845
Turkey	574,031	94,576	—		668,607
United Arab Emirates	—	2,319,497	—		2,319,497
United Kingdom	34,775,715	168,412,835	—		203,188,550
United States	17,421,532	2,416,696	231,766	**	20,069,994
Preferred Stock*
Brazil	5,213,024	—	—		5,213,024
Germany	—	5,241,162	—		5,241,162
Italy	—	862,005	—		862,005
Republic of Korea	—	1,052,474	—		1,052,474
Mutual Funds	19,855,666	—	—		19,855,666
Rights	—	200,539	—		200,539
Short-Term Investments	32,213,101	1,003,582	—		33,216,683
Total Investments	$263,831,289	$1,447,313,182	$231,766		$1,711,376,237

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at September 30, 2021 in relation to net assets were not significant.

***	Unfunded loan commitments are valued at the unrealized appreciation (depreciation) on the commitment.
+	Represents a security at $0 value as of September 30, 2021.

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis, collateral pledged for open futures and options contracts, and collateral pledged for open swap agreements, as well as, any applicable liabilities for investments purchased on a delayed delivery basis and collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of September 30, 2021.

The Funds had no Level 3 transfers during the year ended September 30, 2021.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/20	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 9/30/21	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/21
Mid Cap Growth Fund
Common Stock	$6,666,127	$—	$85,094	$1,386,060	$1,764,082	$(2,814,264)	$—	$—	$7,087,099	$1,145,787
Preferred Stock	32,347,572	—	74,490	82,995,542	23,777,810	(9,557,049)	—	—	129,638,365	83,585,615
	$39,013,699	$—	$159,584	$84,381,602	$25,541,892	$(12,371,313)	$—	$—	$136,725,464	$84,731,402

The Mid Cap Growth Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/ or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the Mid Cap Growth Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Security Description	Fair Value	Valuation Technique(s)	Unobservable Input Description	Amount or Range/ Weighting of Unobservable Input			Impact to Valuation from an Increase in Input (a)
Mid Cap Growth Fund
Common Stock - $7,087,099
Venture Global LNG, Inc., Series B	$991,459	Market comparable	Transaction price EV/2023 EBITDA 10.8x Proj EV/2025 EBITDA 12.7x	$ $ $	5,200 / 20 3,736.27 / 40 5,138.96 / 40	% % %	Increase
Venture Global LNG, Inc., Series C	6,095,640	Market comparable	Transaction price EV/2023 EBITDA 10.8x Proj EV/2025 EBITDA 12.7x	$ $ $	5,200 / 20 3,736.27 / 40 5,138.96 / 40	% % %	Increase

Notes to Financial Statements (Continued)

Security Description	Fair Value	Valuation Technique(s)	Unobservable Input Description	Amount or Range/ Weighting of Unobservable Input	Impact to Valuation from an Increase in Input (a)
Mid Cap Growth Fund (Continued)
Preferred Stock - $129,638,365
Caris Life Sciences, Inc., Series D	$5,006,003	Market approach	Transaction price	$8.10	Increase
Databricks, Inc., Series G	2,983,823	Market approach	Transaction price	$220.4524	Increase
Databricks, Inc., Series H	3,616,301	Market approach	Transaction price	$220.4524	Increase
Maplebear, Inc., Series I	1,765,375	Market approach	Transaction price	$125.00	Increase
Redwood Materials, Inc., Series C	3,678,889	Market approach	Transaction price	$47.40347	Increase
Rivian Automotive, Inc., Series D	76,429,274	Market approach	Transaction price	$71.03	Increase
Rivian Automotive, Inc., Series E	27,953,572	Market approach	Transaction price	$71.03	Increase
Sila Nanotechnologies, Inc., Series F	7,310,569	Market approach	Transaction price	$41.2728	Increase
Wework Companies, Inc., Series D-1	623,247	Market approach	Parity price multiplied by conversion factor less 10% discount for lack of liquidity and deal uncertainty	$7.443	Increase
Wework Companies, Inc., Series D-2	271,312	Market approach	Parity price multiplied by conversion factor less 10% discount for lack of liquidity and deal uncertainty	$7.443	Increase
Total	$136,725,464

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of the reporting date. A decrease in the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at the reporting date.

Abbreviation Legend

EV/(year) EBITDA - financial ratio of comparable public companies’ total market capitalization to earnings before interest, taxes, depreciation and amortization; measures the value of a comparable company in terms of its expected earnings for a given year

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

Notes to Financial Statements (Continued)

At September 30, 2021, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund
Asset Derivatives
Purchased Options*	$—	$—	$—	$125,621	$125,621
Purchased Options*,^^^	—	—	—	270,000	270,000
Futures Contracts^^	—	—	—	5,487	5,487
Swap Agreements^^,^^^	—	—	—	170,222	170,222
Total Value	$—	$—	$—	$571,330	$571,330
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(176,737)	$(176,737)
Swap Agreements^^,^^^	—	—	—	(262,998)	(262,998)
Written Options^,^^^	—	—	—	(139,500)	(139,500)
Total Value	$—	$—	$—	$(579,235)	$(579,235)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$62,257	$62,257
Forward Contracts	—	—	1,435,405	—	1,435,405
Futures Contracts	—	—	—	(728,905)	(728,905)
Swap Agreements	—	—	—	(1,141)	(1,141)
Written Options	—	—	—	(28,698)	(28,698)
Total Realized Gain (Loss)	$—	$—	$1,435,405	$(696,487)	$738,918
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$143,612	$143,612
Futures Contracts	—	—	—	(149,635)	(149,635)
Swap Agreements	—	—	—	(92,776)	(92,776)
Written Options	—	—	—	(53,377)	(53,377)
Total Change in Appreciation (Depreciation)	$—	$—	$—	$(152,176)	$(152,176)

Strategic Bond Fund
Asset Derivatives
Purchased Options*	$—	$—	$41,627	$—	$41,627
Purchased Options*,^^^	—	—	—	162,016	162,016
Forward Contracts*	—	—	1,343,853	—	1,343,853
Futures Contracts^^	—	—	—	1,707,722	1,707,722
Swap Agreements^^,^^^	1,857,476	—	—	3,738,543	5,596,019
Total Value	$1,857,476	$—	$1,385,480	$5,608,281	$8,851,237
Liability Derivatives
Forward Contracts^	$—	$—	$(1,391,231)	$—	$(1,391,231)
Futures Contracts^^	—	—	—	(3,792,883)	(3,792,883)
Swap Agreements^	—	—	—	(359,735)	(359,735)
Swap Agreements^^,^^^	—	—	—	(187,834)	(187,834)
Written Options^	—	—	(1,287)	—	(1,287)
Written Options^,^^^	—	—	—	(147,050)	(147,050)
Total Value	$—	$—	$(1,392,518)	$(4,487,502)	$(5,880,020)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Strategic Bond Fund (Continued)
Realized Gain (Loss)#
Purchased Options	$—	$—	$(507,689)	$(3,066,364)	$(3,574,053)
Forward Contracts	—	—	1,278,544	—	1,278,544
Futures Contracts	—	—	—	(3,950,682)	(3,950,682)
Swap Agreements	4,902,169	—	—	2,395,157	7,297,326
Written Options	—	—	58,656	3,641,398	3,700,054
Total Realized Gain (Loss)	$4,902,169	$—	$829,511	$(980,491)	$4,751,189
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$(39,360)	$22,166	$(17,194)
Forward Contracts	—	—	598,416	—	598,416
Futures Contracts	—	—	—	(1,571,640)	(1,571,640)
Swap Agreements	(1,154,347)	—	—	783,455	(370,892)
Written Options	—	—	6,778	(31,404)	(24,626)
Total Change in Appreciation (Depreciation)	$(1,154,347)	$—	$565,834	$(797,423)	$(1,385,936)

S&P 500 Index Fund
Liability Derivatives
Futures Contracts^^	$—	$(732,390)	$—	$—	$(732,390)
Realized Gain (Loss)#
Futures Contracts	$—	$7,808,307	$—	$—	$7,808,307
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$(807,746)	$—	$—	$(807,746)

Mid Cap Value Fund
Asset Derivatives
Forward Contracts*,^^^	$—	$—	$38,988	$—	$38,988
Liability Derivatives
Forward Contracts^,^^^	$—	$—	$(567)	$—	$(567)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$(294,747)	$—	$(294,747)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$80,027	$—	$80,027

Small Company Value Fund
Asset Derivatives
Forward Contracts*	$—	$—	$6,326	$—	$6,326
Realized Gain (Loss)#
Forward Contracts	$—	$—	$25,503	$—	$25,503
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$6,326	$—	$6,326

S&P Mid Cap Index Fund
Liability Derivatives
Futures Contracts^^	$—	$(78,494)	$—	$—	$(78,494)
Realized Gain (Loss)#
Futures Contracts	$—	$1,888,840	$—	$—	$1,888,840
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$(97,768)	$—	$—	$(97,768)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Russell 2000 Small Cap Index Fund
Liability Derivatives
Futures Contracts^^	$—	$(28,325)	$—	$—	$(28,325)
Realized Gain (Loss)#
Futures Contracts	$—	$971,615	$—	$—	$971,615
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$(36,246)	$—	$—	$(36,246)

MSCI EAFE International Index Fund
Asset Derivatives
Forward Contracts*	$—	$—	$2,417	$—	$2,417
Futures Contracts^^	—	5,431	—	—	5,431
Total Value	$—	$5,431	$2,417	$—	$7,848
Liability Derivatives
Forward Contracts^	$—	$—	$(35,044)	$—	$(35,044)
Futures Contracts^^	—	(54,840)	—	—	(54,840)
Total Value	$—	$(54,840)	$(35,044)	$—	$(89,884)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$(20,432)	$—	$(20,432)
Futures Contracts	—	926,249	—	—	926,249
Total Realized Gain (Loss)	$—	$926,249	$(20,432)	$—	$905,817
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$(29,384)	$—	$(29,384)
Futures Contracts	—	40,899	—	—	40,899
Total Change in Appreciation (Depreciation)	$—	$40,899	$(29,384)	$—	$11,515

Overseas Fund
Asset Derivatives
Forward Contracts*	$—	$—	$130,292	$—	$130,292
Realized Gain (Loss)#
Forward Contracts	$—	$—	$(59,192)	$—	$(59,192)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$183,859	$—	$183,859

MM Select T. Rowe Price International Equity Fund
Realized Gain (Loss)#
Written Options	$—	$125,363	$—	$—	$125,363
Change in Appreciation (Depreciation)##
Written Options	$—	$(31,387)	$—	$—	$(31,387)

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps, exchange-traded purchased and written options, or forward contracts, which are not subject to a master netting agreement or similar agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

Notes to Financial Statements (Continued)

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the year ended September 30, 2021, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Total Return Bond Fund	99	$20,713,208	$58,685,000	390	$3,710,000	780	$—
Strategic Bond Fund	6,117	102,645,926	452,886,167	13,413,939	—	795,239	5,468,000
S&P 500 Index Fund	150	—	—	—	—	—	—
Mid Cap Value Fund	—	8,757,393	—	—	—	—	—
Small Company Value Fund	—	709,421	—	—	—	—	—
S&P Mid Cap Index Fund	25	—	—	—	—	—	—
Russell 2000 Small Cap Index Fund	34	—	—	—	—	—	—
MSCI EAFE International Index Fund	67	6,095,620	—	—	—	—	—
Overseas Fund	—	3,307,611	—	—	—	—	—
MM Select T. Rowe Price International Equity Fund	—	—	—	—	—	141	—

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2021.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2021. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of September 30, 2021.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Total Return Bond Fund
Goldman Sachs & Co.	$125,621	$—	$—	$125,621

Strategic Bond Fund
BNP Paribas SA	$145,548	$—	$—	$145,548
Citibank N.A.	246,694	(246,694)	—	—
Goldman Sachs & Co.	16,297	(1,287)	—	15,010
Goldman Sachs International	138,393	(138,393)	—	—
Morgan Stanley & Co. LLC	838,548	(389,893)	—	448,655

Notes to Financial Statements (Continued)

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
	$1,385,480	$(776,267)	$—	$609,213

Small Company Value
UBS AG	$6,326	$—	$—	$6,326

MSCI EAFE International Index Fund
Bank of New York Mellon	$764	$—	$—	$764
Goldman Sachs International	205	(205)	—	—
JP Morgan Chase Bank N.A.	17	(17)	—	—
Morgan Stanley & Co. LLC	1,431	(1,431)	—	—
	$2,417	$(1,653)	$—	$764

Overseas Fund
State Street Bank and Trust Co.	$130,292	$—	$—	$130,292

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of September 30, 2021.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Strategic Bond Fund
Citibank N.A.	$(953,279)	$246,694	$350,000	$(356,585)
Goldman Sachs & Co.	(1,287)	1,287	—	—
Goldman Sachs International	(407,794)	138,393	269,401	—
Morgan Stanley & Co. LLC	(389,893)	389,893	—	—
	$(1,752,253)	$776,267	$619,401	$(356,585)

MSCI EAFE International Index Fund
Citibank N.A.	$(18,918)	$—	$—	$(18,918)
Goldman Sachs International	(1,581)	205	—	(1,376)
JP Morgan Chase Bank N.A.	(12,238)	17	—	(12,221)
Morgan Stanley & Co. LLC	(2,307)	1,431	—	(876)
	$(35,044)	$1,653	$—	$(33,391)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2021, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. For example, futures contracts are exchange-traded and typically have minimal exposure to counterparty risk and forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a

Notes to Financial Statements (Continued)

securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include

Notes to Financial Statements (Continued)

bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

Notes to Financial Statements (Continued)

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Notes to Financial Statements (Continued)

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, economic factors, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend

Notes to Financial Statements (Continued)

upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

Notes to Financial Statements (Continued)

The Total Return Bond Fund entered into certain loan agreements which are unfunded. The Total Return Bond Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the Total Return Bond Fund’s Portfolio of Investments. At September 30, 2021, the Total Return Bond Fund had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

Notes to Financial Statements (Continued)

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2021, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2021, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities

Notes to Financial Statements (Continued)

and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

Each of the MSCI EAFE International Index Fund, Overseas Fund, and MM Select T. Rowe Price International Equity Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

Notes to Financial Statements (Continued)

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

The Funds’ subadvisory fees, if applicable, are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Total Return Bond Fund	0.30% on the first $2 billion; and	Metropolitan West Asset Management, LLC
0.27% on any excess over $2 billion
Strategic Bond Fund*	0.45% on the first $200 million; and	Western Asset Management Company, LLC;
	0.35% on any excess over $200 million	Western Asset Management Company Limited; and Brandywine Global Investment Management, LLC
Diversified Value Fund	0.50% on the first $400 million; and	Brandywine Global Investment Management, LLC;
	0.475% on any excess over $400 million	and T. Rowe Price Associates, Inc.
Fundamental Value Fund	0.60% on the first $1.25 billion;	Barrow, Hanley, Mewhinney & Strauss, LLC; and
	0.575% on the next $250 million; and	Boston Partners Global Investors, Inc.
0.55% on any excess over $1.5 billion
S&P 500 Index Fund	0.10% on the first $2.5 billion;	Northern Trust Investments, Inc.
0.08% on the next $2.5 billion; and
0.05% on any excess over $5 billion
Equity Opportunities Fund	0.69% on the first $1 billion; and	T. Rowe Price Associates, Inc.; and
	0.64% on any excess over $1 billion	Wellington Management Company LLP
Fundamental Growth Fund	0.65% on the first $300 million; and	Wellington Management Company LLP; and
	0.60% on any excess over $300 million	Westfield Capital Management Company, L.P.
Blue Chip Growth Fund	0.65% on the first $750 million; and	Loomis, Sayles & Company, L.P.; and
	0.60% on any excess over $750 million	T. Rowe Price Associates, Inc.
Growth Opportunities Fund	0.71% on the first $500 million; and	Jackson Square Partners LLC; and
	0.68% on any excess over $500 million	Sands Capital Management, LLC
Mid Cap Value Fund**	0.70% on the first $300 million; and	American Century Investment Management, Inc.;
	0.65% on any excess over $300 million	PanAgora Asset Management, Inc.; and Thompson, Siegel & Walmsley LLC
Small Cap Value Equity Fund	0.75% on the first $300 million; and 0.70% on any excess over $300 million	Barrow, Hanley, Mewhinney & Strauss, LLC; and Wellington Management Company LLP
Small Company Value Fund	0.85% on the first $750 million; and	AllianceBernstein L.P.; and
	0.80% on any excess over $750 million	American Century Investment Management, Inc.
S&P Mid Cap Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Russell 2000 Small Cap Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Mid Cap Growth Fund	0.72% on the first $2 billion; and	Frontier Capital Management Company, LLC;
	0.67% on any excess over $2 billion	and T. Rowe Price Associates, Inc.
Small Cap Growth Equity Fund	0.80% on the first $1 billion; and	Invesco Advisers, Inc.; and Wellington
	0.78% on any excess over $1 billion	Management Company LLP
MSCI EAFE International Index Fund	0.10% on the first $1 billion; and	Northern Trust Investments, Inc.
0.09% on any excess over $1 billion
Overseas Fund	0.80% on the first $750 million;	Harris Associates L.P.; and
	0.775% on the next $500 million; and	Massachusetts Financial Services Company
0.75% on any excess over $1.25 billion
MM Select T. Rowe Price International Equity Fund***	0.00%	T. Rowe Price Associates, Inc.

Notes to Financial Statements (Continued)

*	Effective August 10, 2021, Brandywine Global Investment Management, LLC was added as a subadviser of the Fund.

**	Effective March 31, 2021, PanAgora Asset Management, Inc. and Thompson, Siegel & Walmsley LLC were added as subadvisers of the Fund.

***	T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited each serves as a sub-subadviser of the Fund.

Administration Fees

Effective December 31, 2020, under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Total Return Bond Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Strategic Bond Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Diversified Value Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Fundamental Value Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
S&P 500 Index Fund	None	0.10%	0.25%	0.35%	0.35%	0.25%	0.25%
Equity Opportunities Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Fundamental Growth Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Blue Chip Growth Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Growth Opportunities Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Mid Cap Value Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Small Cap Value Equity Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Small Company Value Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
S&P Mid Cap Index Fund	None	0.10%	0.25%	0.35%	0.35%	0.25%	0.25%
Russell 2000 Small Cap Index Fund	None	0.10%	0.25%	0.35%	0.35%	0.25%	0.25%
Mid Cap Growth Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Small Cap Growth Equity Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
MSCI EAFE International Index Fund	None	0.10%	0.25%	0.35%	0.35%	0.25%	0.25%
Overseas Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
MM Select T. Rowe Price International Equity Fund	None	N/A	N/A	N/A	N/A	N/A	N/A

Notes to Financial Statements (Continued)

Prior to December 31, 2020, under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers was obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers received an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Total Return Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P 500 Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Equity Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Blue Chip Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Growth Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Mid Cap Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Value Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Company Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P Mid Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Russell 2000 Small Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Mid Cap Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Growth Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MSCI EAFE International Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Overseas Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM Select T. Rowe Price International Equity Fund	None	N/A	N/A	N/A	N/A	N/A	N/A

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Prior to December 31, 2020, the Trust entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement were intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and were calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may have paid these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Effective December 31, 2020, the Supplemental Shareholder Services Agreement was terminated and the fees were transferred into the Administrative and Shareholder Services Agreement.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Overseas Fund*	0.79%	0.89%	0.99%	1.09%	1.34%	1.24%	1.49%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2022.

MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I
MM Select T. Rowe Price International Equity Fund*	0.00%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2022.

Effective August 1, 2021, MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Small Company Value Fund*	0.86%	0.96%	1.06%	1.16%	1.41%	1.31%	1.56%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2023.

Effective March 31, 2021, MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Mid Cap Value Fund*	0.61%	0.71%	0.81%	0.91%	1.16%	1.06%	1.31%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Notes to Financial Statements (Continued)

*	Expense caps in effect through January 31, 2023.

From February 1, 2021 to March 30, 2021, MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Mid Cap Value Fund	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Prior to February 1, 2021, MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Mid Cap Value Fund	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Effective November 20, 2020, MML Advisers has agreed to waive 0.03% of the advisory fees of the Total Return Bond Fund through January 31, 2022.

Effective February 1, 2021, MML Advisers has agreed to waive 0.02% of the advisory fees of the Growth Opportunities Fund through January 31, 2022. Prior to February 1, 2021, MML Advisers agreed to voluntarily waive 0.02% of the advisory fees of the Growth Opportunities Fund.

Effective August 10, 2021, MML Advisers has agreed to waive 0.05% of the advisory fee of the Strategic Bond Fund through January 31, 2023.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended September 30, 2021, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Diversified Value Fund	$4,157
Fundamental Value Fund	604
Equity Opportunities Fund	174

Notes to Financial Statements (Continued)

Rebated Commissions
Fundamental Growth Fund	$2,055
Blue Chip Growth Fund	18,928
Growth Opportunities Fund	5,859
Mid Cap Value Fund	542
Small Cap Value Equity Fund	1,437
Small Company Value Fund	125
Mid Cap Growth Fund	103,243
Small Cap Growth Equity Fund	12,698

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2021:

Total % Ownership by Related Party
Total Return Bond Fund	69.2%
Strategic Bond Fund	67.8%
Diversified Value Fund	57.2%
Fundamental Value Fund	89.8%
S&P 500 Index Fund	63.8%
Equity Opportunities Fund	70.4%
Fundamental Growth Fund	64.2%
Blue Chip Growth Fund	46.9%
Growth Opportunities Fund	57.2%
Mid-Cap Value Fund	78.8%
Small Cap Value Equity Fund	89.9%
Small Company Value Fund	61.9%
S&P Mid Cap Index Fund	44.3%
Russell 2000 Small Cap Index Fund	49.0%
Mid Cap Growth Fund	18.4%
Small Cap Growth Equity Fund	64.8%
MSCI EAFE International Index Fund	52.6%
Overseas Fund	78.6%
MM Select T. Rowe Price International Equity Fund	100.0%

Notes to Financial Statements (Continued)

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2021, were as follows:

	Purchases		Sales
	Long- Term U.S. Government Securities	Other Long-Term Securities	Long- Term U.S. Government Securities	Other Long-Term Securities
Total Return Bond Fund	$4,170,249,989	$150,530,699	$4,066,792,745	$166,467,778
Strategic Bond Fund	674,182,943	155,146,482	821,135,444	292,245,200
Diversified Value Fund	—	228,106,058	—	297,910,787
Fundamental Value Fund	—	220,844,525	—	352,886,656
S&P 500 Index Fund	—	134,648,759	—	659,707,148
Equity Opportunities Fund	—	188,362,574	—	314,818,296
Fundamental Growth Fund	—	49,326,871	—	77,559,942
Blue Chip Growth Fund	—	888,963,672	—	1,814,298,081
Growth Opportunities Fund	—	135,206,435	—	247,916,177
Mid Cap Value Fund	—	155,904,176	—	174,610,741
Small Cap Value Equity Fund	—	18,725,733	—	69,099,397
Small Company Value Fund	—	169,452,261	—	162,727,931
S&P Mid Cap Index Fund	—	73,082,456	—	138,713,126
Russell 2000 Small Cap Index Fund	—	73,229,937	—	137,876,750
Mid Cap Growth Fund	—	2,644,990,365	—	4,660,153,632
Small Cap Growth Equity Fund	—	585,896,129	—	643,621,529
MSCI EAFE International Index Fund	—	10,596,578	—	51,019,670
Overseas Fund	—	178,139,448	—	309,647,594
MM Select T. Rowe Price International Equity Fund	—	505,311,876	—	432,878,966

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gain/Loss
Equity Opportunities Fund	$577,966	$213,398	$88,159
Blue Chip Growth Fund	1,872,294	192,767	(66,983)
Mid-Cap Value Fund	208,008	106,932	10,725
Small Company Value Fund	73,415	—	—
Mid Cap Growth Fund	1,844,583	983,943	279,356
Small Cap Growth Equity Fund	2,328,223	2,128,097	1,319,451
Overseas Fund	136,010	1,903,378	260,449

Notes to Financial Statements (Continued)

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Total Return Bond Fund Class I
Sold	19,146,497	$197,586,295	26,740,428	$278,564,867
Issued as reinvestment of dividends	3,517,569	36,195,787	1,448,165	14,496,136
Redeemed	(13,402,414)	(137,618,946)	(17,609,306)	(182,672,053)
Net increase (decrease)	9,261,652	$96,163,136	10,579,287	$110,388,950
Total Return Bond Fund Class R5
Sold	966,646	$9,943,955	1,400,696	$14,841,749
Issued as reinvestment of dividends	212,366	2,183,127	116,560	1,165,597
Redeemed	(807,001)	(8,293,426)	(2,351,594)	(24,136,296)
Net increase (decrease)	372,011	$3,833,656	(834,338)	$(8,128,950)
Total Return Bond Fund Service Class
Sold	2,109,996	$22,504,731	2,687,070	$28,121,822
Issued as reinvestment of dividends	466,054	4,814,337	315,558	3,168,205
Redeemed	(4,257,688)	(44,924,719)	(5,668,967)	(58,777,011)
Net increase (decrease)	(1,681,638)	$(17,605,651)	(2,666,339)	$(27,486,984)
Total Return Bond Fund Administrative Class
Sold	473,476	$4,887,313	710,503	$7,453,290
Issued as reinvestment of dividends	104,814	1,077,493	54,234	542,340
Redeemed	(591,870)	(6,140,528)	(918,398)	(9,520,891)
Net increase (decrease)	(13,580)	$(175,722)	(153,661)	$(1,525,261)
Total Return Bond Fund Class A
Sold	485,232	$4,955,544	611,827	$6,472,950
Issued as reinvestment of dividends	58,109	595,039	21,007	209,443
Redeemed	(448,655)	(4,582,335)	(403,194)	(4,186,745)
Net increase (decrease)	94,686	$968,248	229,640	$2,495,648
Total Return Bond Fund Class R4
Sold	1,619,080	$16,849,147	1,840,435	$19,264,501
Issued as reinvestment of dividends	509,982	5,283,413	393,683	3,964,383
Redeemed	(3,756,435)	(38,734,808)	(8,377,218)	(87,652,172)
Net increase (decrease)	(1,627,373)	$(16,602,248)	(6,143,100)	$(64,423,288)
Total Return Bond Fund Class R3
Sold	457,819	$4,729,647	504,550	$5,289,113
Issued as reinvestment of dividends	140,483	1,444,165	67,450	674,501
Redeemed	(980,562)	(10,022,079)	(961,364)	(9,921,007)
Net increase (decrease)	(382,260)	$(3,848,267)	(389,364)	$(3,957,393)
Strategic Bond Fund Class I
Sold	9,792,877	$107,787,429	18,250,299	$199,276,300
Issued as reinvestment of dividends	2,100,242	23,039,656	1,527,108	16,309,511
Redeemed	(12,641,185)	(138,155,152)	(16,471,194)	(179,216,966)
Net increase (decrease)	(748,066)	$(7,328,067)	3,306,213	$36,368,845
Strategic Bond Fund Class R5
Sold	1,720,310	$18,754,867	3,253,588	$36,313,939
Issued as reinvestment of dividends	427,829	4,697,559	259,102	2,772,395
Redeemed	(2,458,439)	(26,976,452)	(2,822,518)	(31,024,658)
Net increase (decrease)	(310,300)	$(3,524,026)	690,172	$8,061,676

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Strategic Bond Fund Service Class
Sold	703,441	$7,620,821	1,056,415	$11,786,637
Issued as reinvestment of dividends	175,067	1,923,985	128,661	1,377,962
Redeemed	(1,543,663)	(16,792,426)	(1,128,304)	(12,364,259)
Net increase (decrease)	(665,155)	$(7,247,620)	56,772	$800,340
Strategic Bond Fund Administrative Class
Sold	2,372,820	$25,699,371	1,107,480	$12,012,532
Issued as reinvestment of dividends	341,132	3,735,392	272,339	2,903,139
Redeemed	(4,280,361)	(46,186,805)	(2,061,667)	(22,401,357)
Net increase (decrease)	(1,566,409)	$(16,752,042)	(681,848)	$(7,485,686)
Strategic Bond Fund Class A
Sold	1,496,947	$16,640,515	3,335,460	$36,392,503
Issued as reinvestment of dividends	290,574	3,173,070	174,413	1,857,498
Redeemed	(4,394,795)	(47,670,756)	(2,670,600)	(28,863,254)
Net increase (decrease)	(2,607,274)	$(27,857,171)	839,273	$9,386,747
Strategic Bond Fund Class R4
Sold	653,572	$7,092,970	1,296,220	$14,105,529
Issued as reinvestment of dividends	218,994	2,384,840	232,529	2,464,809
Redeemed	(1,470,051)	(15,956,354)	(3,174,379)	(34,483,246)
Net increase (decrease)	(597,485)	$(6,478,544)	(1,645,630)	$(17,912,908)
Strategic Bond Fund Class R3
Sold	319,656	$3,425,685	635,251	$6,876,869
Issued as reinvestment of dividends	65,090	702,974	60,341	634,788
Redeemed	(727,933)	(7,839,830)	(998,607)	(10,594,168)
Net increase (decrease)	(343,187)	$(3,711,171)	(303,015)	$(3,082,511)
Diversified Value Fund Class I
Sold	4,766,409	$58,517,759	7,927,280	$78,863,563
Issued as reinvestment of dividends	438,410	4,826,890	1,350,696	15,492,478
Redeemed	(8,179,237)	(104,349,524)	(7,563,444)	(79,768,346)
Net increase (decrease)	(2,974,418)	$(41,004,875)	1,714,532	$14,587,695
Diversified Value Fund Class R5
Sold	645,349	$8,129,226	545,903	$5,566,498
Issued as reinvestment of dividends	129,280	1,427,247	459,049	5,283,654
Redeemed	(1,925,876)	(23,438,048)	(1,120,315)	(11,566,189)
Net increase (decrease)	(1,151,247)	$(13,881,575)	(115,363)	$(716,037)
Diversified Value Fund Service Class
Sold	164,512	$2,075,082	662,914	$6,983,178
Issued as reinvestment of dividends	28,106	310,576	61,899	713,075
Redeemed	(481,322)	(5,811,081)	(185,388)	(1,857,148)
Net increase (decrease)	(288,704)	$(3,425,423)	539,425	$5,839,105
Diversified Value Fund Administrative Class
Sold	347,161	$4,457,155	408,808	$4,213,066
Issued as reinvestment of dividends	30,457	339,296	116,460	1,352,099
Redeemed	(450,291)	(5,434,054)	(638,612)	(6,778,909)
Net increase (decrease)	(72,673)	$(637,603)	(113,344)	$(1,213,744)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Diversified Value Fund Class A
Sold	421,139	$5,205,137	576,272	$5,876,381
Issued as reinvestment of dividends	45,661	504,096	205,695	2,365,497
Redeemed	(1,271,123)	(16,100,131)	(1,226,460)	(13,320,526)
Net increase (decrease)	(804,323)	$(10,390,898)	(444,493)	$(5,078,648)
Diversified Value Fund Class R4
Sold	271,872	$3,106,319	609,100	$6,580,761
Issued as reinvestment of dividends	18,255	198,248	42,879	485,396
Redeemed	(350,322)	(4,176,440)	(220,514)	(2,124,126)
Net increase (decrease)	(60,195)	$(871,873)	431,465	$4,942,031
Diversified Value Fund Class R3
Sold	30,422	$403,152	72,005	$796,458
Issued as reinvestment of dividends	2,246	24,615	11,709	133,835
Redeemed	(104,228)	(1,328,709)	(52,853)	(543,496)
Net increase (decrease)	(71,560)	$(900,942)	30,861	$386,797
Fundamental Value Fund Class I
Sold	6,014,795	$58,173,128	10,392,675	$78,613,563
Issued as reinvestment of dividends	600,383	5,157,291	7,895,744	68,929,847
Redeemed	(8,589,850)	(82,578,233)	(16,784,966)	(141,029,018)
Net increase (decrease)	(1,974,672)	$(19,247,814)	1,503,453	$6,514,392
Fundamental Value Fund Class R5
Sold	1,298,021	$13,009,525	1,228,390	$9,256,683
Issued as reinvestment of dividends	271,793	2,353,725	4,571,295	40,227,396
Redeemed	(8,416,442)	(84,928,696)	(7,270,124)	(59,763,633)
Net increase (decrease)	(6,846,628)	$(69,565,446)	(1,470,439)	$(10,279,554)
Fundamental Value Fund Service Class
Sold	715,166	$7,256,979	922,360	$6,513,275
Issued as reinvestment of dividends	41,902	360,779	625,969	5,483,484
Redeemed	(778,059)	(7,338,666)	(1,585,769)	(13,609,498)
Net increase (decrease)	(20,991)	$279,092	(37,440)	$(1,612,739)
Fundamental Value Fund Administrative Class
Sold	594,754	$5,712,661	2,254,254	$16,283,135
Issued as reinvestment of dividends	95,972	834,960	1,331,615	11,771,480
Redeemed	(3,661,979)	(35,397,364)	(1,764,414)	(14,563,177)
Net increase (decrease)	(2,971,253)	$(28,849,743)	1,821,455	$13,491,438
Fundamental Value Fund Class A
Sold	393,724	$3,933,994	660,980	$4,661,173
Issued as reinvestment of dividends	43,766	375,073	1,543,560	13,428,969
Redeemed	(1,869,795)	(17,194,023)	(4,033,924)	(29,680,710)
Net increase (decrease)	(1,432,305)	$(12,884,956)	(1,829,384)	$(11,590,568)
Fundamental Value Fund Class R4
Sold	50,328	$473,808	141,194	$1,023,469
Issued as reinvestment of dividends	13,737	115,118	216,821	1,849,486
Redeemed	(187,920)	(1,797,952)	(214,386)	(1,851,752)
Net increase (decrease)	(123,855)	$(1,209,026)	143,629	$1,021,203

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Fundamental Value Fund Class R3
Sold	78,733	$805,088	25,383	$183,885
Issued as reinvestment of dividends	1,242	10,379	59,078	501,573
Redeemed	(50,502)	(483,004)	(183,552)	(1,403,593)
Net increase (decrease)	29,473	$332,463	(99,091)	$(718,135)
S&P 500 Index Fund Class I
Sold	17,260,205	$347,463,609	33,421,119	$556,933,137
Issued as reinvestment of dividends	10,266,209	184,586,442	4,195,226	75,807,742
Redeemed	(20,521,046)	(413,010,371)	(35,434,447)	(626,105,886)
Net increase (decrease)	7,005,368	$119,039,680	2,181,898	$6,634,993
S&P 500 Index Fund Class R5
Sold	1,891,528	$38,627,265	2,204,399	$38,510,146
Issued as reinvestment of dividends	3,454,763	62,427,564	1,761,200	31,948,165
Redeemed	(4,944,523)	(100,762,117)	(9,593,636)	(164,654,240)
Net increase (decrease)	401,768	$292,712	(5,628,037)	$(94,195,929)
S&P 500 Index Fund Service Class
Sold	2,704,969	$55,210,299	2,069,060	$36,686,768
Issued as reinvestment of dividends	3,123,958	56,637,356	1,411,046	25,666,923
Redeemed	(8,306,556)	(167,410,998)	(5,771,824)	(105,316,228)
Net increase (decrease)	(2,477,629)	$(55,563,343)	(2,291,718)	$(42,962,537)
S&P 500 Index Fund Administrative Class
Sold	1,845,338	$37,527,075	2,390,439	$41,989,674
Issued as reinvestment of dividends	3,211,009	56,802,753	1,646,019	29,315,593
Redeemed	(7,090,273)	(140,951,560)	(11,527,435)	(196,203,014)
Net increase (decrease)	(2,033,926)	$(46,621,732)	(7,490,977)	$(124,897,747)
S&P 500 Index Fund Class A
Sold	272,433	$5,131,189	235,638	$3,904,695
Issued as reinvestment of dividends	216,289	3,735,318	93,596	1,633,249
Redeemed	(525,326)	(10,290,915)	(672,357)	(11,769,939)
Net increase (decrease)	(36,604)	$(1,424,408)	(343,123)	$(6,231,995)
S&P 500 Index Fund Class R4
Sold	2,912,407	$56,820,281	5,133,080	$87,682,429
Issued as reinvestment of dividends	4,668,157	81,225,926	2,145,497	37,696,386
Redeemed	(13,658,676)	(266,752,268)	(11,459,467)	(195,612,801)
Net increase (decrease)	(6,078,112)	$(128,706,061)	(4,180,890)	$(70,233,986)
S&P 500 Index Fund Class R3
Sold	3,895,891	$74,728,360	2,443,017	$39,040,236
Issued as reinvestment of dividends	2,006,301	33,665,725	815,298	13,900,835
Redeemed	(4,151,692)	(78,531,536)	(4,555,528)	(75,564,092)
Net increase (decrease)	1,750,500	$29,862,549	(1,297,213)	$(22,623,021)
Equity Opportunities Fund Class I
Sold	2,342,051	$44,627,814	12,421,310	$206,164,899
Issued as reinvestment of dividends	1,667,804	29,303,320	1,402,377	24,583,662
Redeemed	(5,915,556)	(112,583,197)	(5,458,064)	(90,794,647)
Net increase (decrease)	(1,905,701)	$(38,652,063)	8,365,623	$139,953,914

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Equity Opportunities Fund Class R5
Sold	842,306	$15,151,904	1,129,158	$18,791,000
Issued as reinvestment of dividends	641,043	11,320,812	892,027	15,717,523
Redeemed	(2,362,507)	(44,671,477)	(2,771,893)	(45,974,459)
Net increase (decrease)	(879,158)	$(18,198,761)	(750,708)	$(11,465,936)
Equity Opportunities Fund Service Class
Sold	376,730	$6,983,511	406,648	$6,836,961
Issued as reinvestment of dividends	177,650	3,060,907	266,700	4,589,902
Redeemed	(1,048,051)	(18,456,209)	(796,043)	(13,171,414)
Net increase (decrease)	(493,671)	$(8,411,791)	(122,695)	$(1,744,551)
Equity Opportunities Fund Administrative Class
Sold	620,927	$11,214,685	409,941	$6,720,228
Issued as reinvestment of dividends	183,645	3,107,276	273,138	4,621,502
Redeemed	(858,899)	(15,618,305)	(1,083,340)	(17,695,931)
Net increase (decrease)	(54,327)	$(1,296,344)	(400,261)	$(6,354,201)
Equity Opportunities Fund Class A
Sold	286,817	$4,880,640	661,466	$10,067,957
Issued as reinvestment of dividends	258,475	4,112,340	356,843	5,705,925
Redeemed	(1,193,610)	(20,822,672)	(1,256,328)	(19,391,539)
Net increase (decrease)	(648,318)	$(11,829,692)	(238,019)	$(3,617,657)
Equity Opportunities Fund Class R4
Sold	58,146	$972,979	256,078	$3,736,679
Issued as reinvestment of dividends	41,202	641,099	46,405	727,168
Redeemed	(177,306)	(2,914,318)	(154,197)	(2,272,567)
Net increase (decrease)	(77,958)	$(1,300,240)	148,286	$2,191,280
Equity Opportunities Fund Class R3
Sold	88,794	$1,445,005	91,828	$1,301,061
Issued as reinvestment of dividends	19,486	280,015	24,242	352,956
Redeemed	(151,917)	(2,414,261)	(87,465)	(1,231,551)
Net increase (decrease)	(43,637)	$(689,241)	28,605	$422,466
Fundamental Growth Fund Class I
Sold	1,285,417	$8,075,228	1,555,962	$11,876,408
Issued as reinvestment of dividends	1,160,169	6,380,932	1,551,887	11,328,772
Redeemed	(1,742,122)	(10,457,592)	(10,104,729)	(79,204,509)
Net increase (decrease)	703,464	$3,998,568	(6,996,880)	$(55,999,329)
Fundamental Growth Fund Class R5
Sold	237,897	$1,631,222	610,639	$4,501,243
Issued as reinvestment of dividends	1,092,737	6,053,760	708,391	5,192,507
Redeemed	(1,059,599)	(6,358,554)	(3,695,958)	(28,596,118)
Net increase (decrease)	271,035	$1,326,428	(2,376,928)	$(18,902,368)
Fundamental Growth Fund Service Class
Sold	96,110	$571,166	134,115	$1,002,132
Issued as reinvestment of dividends	579,443	3,030,485	236,331	1,680,311
Redeemed	(314,225)	(1,884,842)	(846,723)	(6,242,011)
Net increase (decrease)	361,328	$1,716,809	(476,277)	$(3,559,568)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Fundamental Growth Fund Administrative Class
Sold	228,849	$1,235,015	208,578	$1,487,047
Issued as reinvestment of dividends	1,380,760	6,751,917	345,329	2,362,047
Redeemed	(1,865,226)	(10,344,812)	(712,667)	(5,130,345)
Net increase (decrease)	(255,617)	$(2,357,880)	(158,760)	$(1,281,251)
Fundamental Growth Fund Class A
Sold	189,500	$906,932	570,854	$3,964,976
Issued as reinvestment of dividends	1,822,352	7,726,774	445,633	2,838,685
Redeemed	(1,402,788)	(7,292,641)	(928,341)	(6,159,118)
Net increase (decrease)	609,064	$1,341,065	88,146	$644,543
Fundamental Growth Fund Class R4
Sold	43,223	$201,697	75,585	$478,627
Issued as reinvestment of dividends	187,400	772,086	35,428	222,136
Redeemed	(93,402)	(500,263)	(50,776)	(322,752)
Net increase (decrease)	137,221	$473,520	60,237	$378,011
Fundamental Growth Fund Class R3
Sold	204,225	$737,635	138,133	$805,381
Issued as reinvestment of dividends	530,015	1,759,650	97,413	552,331
Redeemed	(746,314)	(2,772,047)	(230,213)	(1,367,207)
Net increase (decrease)	(12,074)	$(274,762)	5,333	$(9,495)
Blue Chip Growth Fund Class I
Sold	9,208,665	$288,635,407	24,419,832	$600,677,402
Issued as reinvestment of dividends	4,344,635	127,384,702	5,007,432	116,222,496
Redeemed	(24,822,276)	(790,026,118)	(20,957,706)	(505,889,485)
Net increase (decrease)	(11,268,976)	$(374,006,009)	8,469,558	$211,010,413
Blue Chip Growth Fund Class R5
Sold	2,679,809	$82,658,186	7,001,349	$183,239,368
Issued as reinvestment of dividends	983,773	28,785,200	1,141,637	26,463,154
Redeemed	(6,199,890)	(196,931,948)	(7,351,889)	(179,209,630)
Net increase (decrease)	(2,536,308)	$(85,488,562)	791,097	$30,492,892
Blue Chip Growth Fund Service Class
Sold	1,223,525	$37,332,066	3,083,183	$75,676,788
Issued as reinvestment of dividends	320,599	9,281,346	248,267	5,702,690
Redeemed	(1,731,897)	(53,422,350)	(1,960,951)	(46,536,671)
Net increase (decrease)	(187,773)	$(6,808,938)	1,370,499	$34,842,807
Blue Chip Growth Fund Administrative Class
Sold	1,382,931	$43,389,745	2,440,560	$59,514,382
Issued as reinvestment of dividends	634,937	18,063,967	791,377	17,893,032
Redeemed	(5,159,799)	(157,988,590)	(3,566,157)	(83,416,126)
Net increase (decrease)	(3,141,931)	$(96,534,878)	(334,220)	$(6,008,712)
Blue Chip Growth Fund Class A
Sold	1,018,552	$28,655,216	2,243,301	$52,653,546
Issued as reinvestment of dividends	387,337	10,446,481	497,800	10,722,606
Redeemed	(4,359,478)	(129,512,098)	(3,760,228)	(86,943,259)
Net increase (decrease)	(2,953,589)	$(90,410,401)	(1,019,127)	$(23,567,107)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Class R4
Sold	1,076,100	$30,583,742	1,213,245	$27,972,007
Issued as reinvestment of dividends	240,790	6,486,894	281,633	6,055,123
Redeemed	(1,692,637)	(48,631,847)	(1,990,207)	(44,370,734)
Net increase (decrease)	(375,747)	$(11,561,211)	(495,329)	$(10,343,604)
Blue Chip Growth Fund Class R3
Sold	357,619	$9,388,348	523,850	$10,911,043
Issued as reinvestment of dividends	124,694	3,093,658	184,219	3,671,493
Redeemed	(961,576)	(25,525,284)	(1,375,384)	(28,412,564)
Net increase (decrease)	(479,263)	$(13,043,278)	(667,315)	$(13,830,028)
Growth Opportunities Fund Class I
Sold	5,964,565	$64,460,451	7,663,376	$69,462,161
Issued as reinvestment of dividends	4,781,993	47,724,289	6,611,545	50,975,012
Redeemed	(7,289,756)	(78,254,732)	(7,264,392)	(62,333,519)
Net increase (decrease)	3,456,802	$33,930,008	7,010,529	$58,103,654
Growth Opportunities Fund Class R5
Sold	1,827,378	$19,490,118	3,711,539	$31,104,596
Issued as reinvestment of dividends	2,200,770	21,391,483	5,166,905	39,010,130
Redeemed	(7,435,247)	(75,529,949)	(10,649,912)	(92,141,525)
Net increase (decrease)	(3,407,099)	$(34,648,348)	(1,771,468)	$(22,026,799)
Growth Opportunities Fund Service Class
Sold	347,551	$3,384,510	743,737	$6,082,594
Issued as reinvestment of dividends	709,183	6,439,381	3,246,545	23,180,329
Redeemed	(1,325,612)	(13,102,377)	(8,288,552)	(66,684,248)
Net increase (decrease)	(268,878)	$(3,278,486)	(4,298,270)	$(37,421,325)
Growth Opportunities Fund Administrative Class
Sold	539,808	$4,962,892	993,283	$7,602,818
Issued as reinvestment of dividends	1,331,937	11,015,116	2,305,355	15,284,502
Redeemed	(2,609,272)	(24,065,097)	(2,306,044)	(17,824,564)
Net increase (decrease)	(737,527)	$(8,087,089)	992,594	$5,062,756
Growth Opportunities Fund Class A
Sold	683,345	$4,932,367	861,868	$5,599,220
Issued as reinvestment of dividends	1,444,315	9,734,684	2,264,835	12,818,964
Redeemed	(2,427,204)	(18,045,044)	(2,155,853)	(13,962,433)
Net increase (decrease)	(299,544)	$(3,377,993)	970,850	$4,455,751
Growth Opportunities Fund Class R4
Sold	34,506	$256,709	248,215	$1,643,971
Issued as reinvestment of dividends	100,504	691,469	630,953	3,621,672
Redeemed	(138,783)	(1,067,446)	(1,699,777)	(10,287,051)
Net increase (decrease)	(3,773)	$(119,268)	(820,609)	$(5,021,408)
Growth Opportunities Fund Class R3
Sold	402,025	$2,286,504	33,097	$171,178
Issued as reinvestment of dividends	91,599	479,063	84,467	396,148
Redeemed	(190,176)	(1,105,742)	(89,953)	(462,736)
Net increase (decrease)	303,448	$1,659,825	27,611	$104,590

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Mid Cap Value Fund Class I
Sold	1,378,441	$19,471,679	3,729,787	$40,718,223
Issued as reinvestment of dividends	120,645	1,535,817	133,346	1,720,169
Redeemed	(2,569,512)	(36,125,882)	(2,715,837)	(31,467,762)
Net increase (decrease)	(1,070,426)	$(15,118,386)	1,147,296	$10,970,630
Mid Cap Value Fund Class R5
Sold	26,384	$378,441	49,016	$581,867
Issued as reinvestment of dividends	713	9,182	1,837	23,976
Redeemed	(35,750)	(465,832)	(82,766)	(838,987)
Net increase (decrease)	(8,653)	$(78,209)	(31,913)	$(233,144)
Mid Cap Value Fund Service Class
Sold	21,295	$311,554	621	$7,141
Issued as reinvestment of dividends	125	1,602	146	1,889
Redeemed	(1,891)	(29,106)	(66)	(700)
Net increase (decrease)	19,529	$284,050	701	$8,330
Mid Cap Value Fund Administrative Class
Sold	12,029	$184,500	17,103	$208,245
Issued as reinvestment of dividends	723	9,443	914	12,087
Redeemed	(15,951)	(231,037)	(12,127)	(134,157)
Net increase (decrease)	(3,199)	$(37,094)	5,890	$86,175
Mid Cap Value Fund Class A
Sold	142,864	$1,953,163	179,196	$2,100,583
Issued as reinvestment of dividends	2,584	33,097	3,227	41,913
Redeemed	(315,794)	(4,611,163)	(133,660)	(1,468,907)
Net increase (decrease)	(170,346)	$(2,624,903)	48,763	$673,589
Mid Cap Value Fund Class R4
Sold	7,013	$97,079	11,801	$128,182
Issued as reinvestment of dividends	622	7,872	909	11,666
Redeemed	(72,997)	(1,056,116)	(14,163)	(163,651)
Net increase (decrease)	(65,362)	$(951,165)	(1,453)	$(23,803)
Mid Cap Value Fund Class R3
Sold	5,118	$70,621	11,345	$122,111
Issued as reinvestment of dividends	246	3,107	502	6,426
Redeemed	(30,021)	(430,029)	(18,526)	(193,355)
Net increase (decrease)	(24,657)	$(356,301)	(6,679)	$(64,818)
Small Cap Value Equity Fund Class I
Sold	907,032	$11,357,203	6,100,337	$58,694,533
Issued as reinvestment of dividends	152,789	1,714,290	472,443	5,187,429
Redeemed	(4,127,369)	(51,698,733)	(4,955,518)	(44,930,468)
Net increase (decrease)	(3,067,548)	$(38,627,240)	1,617,262	$18,951,494
Small Cap Value Equity Fund Class R5
Sold	809,584	$10,404,197	522,939	$4,348,445
Issued as reinvestment of dividends	34,845	392,010	141,385	1,558,062
Redeemed	(1,166,710)	(15,301,343)	(989,032)	(9,578,383)
Net increase (decrease)	(322,281)	$(4,505,136)	(324,708)	$(3,671,876)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Small Cap Value Equity Fund Service Class
Sold	29,025	$363,192	65,149	$604,616
Issued as reinvestment of dividends	9,089	102,703	33,271	368,640
Redeemed	(91,348)	(1,186,214)	(226,453)	(2,133,826)
Net increase (decrease)	(53,234)	$(720,319)	(128,033)	$(1,160,570)
Small Cap Value Equity Fund Administrative Class
Sold	40,323	$521,611	82,457	$639,173
Issued as reinvestment of dividends	10,705	119,788	27,711	304,272
Redeemed	(213,856)	(2,687,794)	(41,458)	(394,338)
Net increase (decrease)	(162,828)	$(2,046,395)	68,710	$549,107
Small Cap Value Equity Fund Class A
Sold	152,503	$1,865,323	64,916	$553,978
Issued as reinvestment of dividends	17,347	190,647	55,772	603,450
Redeemed	(219,908)	(2,721,035)	(295,422)	(3,025,340)
Net increase (decrease)	(50,058)	$(665,065)	(174,734)	$(1,867,912)
Small Cap Value Equity Fund Class R4
Sold	36,336	$451,536	87,810	$768,637
Issued as reinvestment of dividends	7,995	87,302	38,696	415,594
Redeemed	(200,794)	(2,399,956)	(245,637)	(2,122,364)
Net increase (decrease)	(156,463)	$(1,861,118)	(119,131)	$(938,133)
Small Cap Value Equity Fund Class R3
Sold	21,846	$274,446	19,140	$160,962
Issued as reinvestment of dividends	2,414	26,075	7,660	81,577
Redeemed	(57,525)	(679,901)	(16,749)	(154,103)
Net increase (decrease)	(33,265)	$(379,380)	10,051	$88,436
Small Company Value Fund Class I
Sold	4,737,139	$55,347,151	2,963,245	$22,052,782
Issued as reinvestment of dividends	85,053	812,256	534,168	4,994,472
Redeemed	(2,348,073)	(26,270,613)	(2,146,728)	(16,745,237)
Net increase (decrease)	2,474,119	$29,888,794	1,350,685	$10,302,017
Small Company Value Fund Class R5
Sold	2,238,221	$24,968,017	1,429,633	$9,999,491
Issued as reinvestment of dividends	39,529	380,666	363,511	3,427,906
Redeemed	(3,598,862)	(37,381,946)	(3,737,145)	(30,871,036)
Net increase (decrease)	(1,321,112)	$(12,033,263)	(1,944,001)	$(17,443,639)
Small Company Value Fund Service Class
Sold	317,513	$3,700,087	160,829	$1,294,652
Issued as reinvestment of dividends	3,323	31,805	36,710	343,971
Redeemed	(213,621)	(2,435,431)	(358,367)	(3,098,015)
Net increase (decrease)	107,215	$1,296,461	(160,828)	$(1,459,392)
Small Company Value Fund Administrative Class
Sold	319,890	$3,595,272	802,999	$5,171,896
Issued as reinvestment of dividends	9,514	88,859	63,414	580,242
Redeemed	(933,127)	(10,609,361)	(322,795)	(2,591,497)
Net increase (decrease)	(603,723)	$(6,925,230)	543,618	$3,160,641

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Small Company Value Fund Class A
Sold	299,765	$3,244,014	507,837	$3,448,739
Issued as reinvestment of dividends	3,577	31,978	100,963	884,436
Redeemed	(691,731)	(7,464,426)	(988,003)	(6,687,000)
Net increase (decrease)	(388,389)	$(4,188,434)	(379,203)	$(2,353,825)
Small Company Value Fund Class R4
Sold	73,265	$751,995	85,162	$594,070
Issued as reinvestment of dividends	673	5,920	2,960	25,544
Redeemed	(137,064)	(1,569,338)	(21,474)	(138,709)
Net increase (decrease)	(63,126)	$(811,423)	66,648	$480,905
Small Company Value Fund Class R3
Sold	16,202	$161,460	5,796	$35,382
Issued as reinvestment of dividends	–	–	2,223	17,675
Redeemed	(7,013)	(70,513)	(37,484)	(269,956)
Net increase (decrease)	9,189	$90,947	(29,465)	$(216,899)
S&P Mid Cap Index Fund Class I
Sold	2,126,843	$35,570,161	2,665,722	$33,865,976
Issued as reinvestment of dividends	461,829	6,691,909	247,478	3,459,749
Redeemed	(1,795,719)	(29,456,348)	(2,355,283)	(28,850,404)
Net increase (decrease)	792,953	$12,805,722	557,917	$8,475,321
S&P Mid Cap Index Fund Class R5
Sold	839,995	$14,215,521	674,660	$8,099,876
Issued as reinvestment of dividends	125,735	1,816,870	94,075	1,311,412
Redeemed	(760,997)	(12,370,073)	(1,344,225)	(17,041,206)
Net increase (decrease)	204,733	$3,662,318	(575,490)	$(7,629,918)
S&P Mid Cap Index Fund Service Class
Sold	367,250	$5,990,700	311,713	$3,815,970
Issued as reinvestment of dividends	109,906	1,580,444	58,293	809,111
Redeemed	(742,178)	(12,328,467)	(405,314)	(5,175,952)
Net increase (decrease)	(265,022)	$(4,757,323)	(35,308)	$(550,871)
S&P Mid Cap Index Fund Administrative Class
Sold	685,066	$11,160,805	637,480	$7,678,855
Issued as reinvestment of dividends	227,738	3,274,879	146,126	2,028,235
Redeemed	(1,257,406)	(20,501,726)	(1,459,621)	(18,176,333)
Net increase (decrease)	(344,602)	$(6,066,042)	(676,015)	$(8,469,243)
S&P Mid Cap Index Fund Class A
Sold	554,824	$9,039,654	662,924	$8,185,717
Issued as reinvestment of dividends	130,567	1,877,552	85,646	1,187,910
Redeemed	(1,287,755)	(20,039,954)	(1,042,536)	(13,281,747)
Net increase (decrease)	(602,364)	$(9,122,748)	(293,966)	$(3,908,120)
S&P Mid Cap Index Fund Class R4
Sold	863,466	$14,261,029	1,491,172	$17,581,946
Issued as reinvestment of dividends	401,412	5,732,162	261,265	3,602,840
Redeemed	(2,727,287)	(43,586,429)	(3,771,508)	(48,294,536)
Net increase (decrease)	(1,462,409)	$(23,593,238)	(2,019,071)	$(27,109,750)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
S&P Mid Cap Index Fund Class R3
Sold	1,180,316	$19,237,954	1,303,189	$14,656,532
Issued as reinvestment of dividends	492,533	7,008,746	300,992	4,138,636
Redeemed	(2,545,333)	(40,108,951)	(3,356,801)	(42,544,400)
Net increase (decrease)	(872,484)	$(13,862,251)	(1,752,620)	$(23,749,232)
Russell 2000 Small Cap Index Fund Class I
Sold	1,573,646	$24,868,488	2,311,259	$25,844,570
Issued as reinvestment of dividends	299,104	4,196,431	399,529	5,018,091
Redeemed	(2,343,175)	(35,735,336)	(2,212,222)	(24,428,978)
Net increase (decrease)	(470,425)	$(6,670,417)	498,566	$6,433,683
Russell 2000 Small Cap Index Fund Class R5
Sold	648,502	$10,477,592	471,010	$5,439,736
Issued as reinvestment of dividends	59,738	838,131	77,446	972,716
Redeemed	(734,583)	(11,677,636)	(601,900)	(6,880,319)
Net increase (decrease)	(26,343)	$(361,913)	(53,444)	$(467,867)
Russell 2000 Small Cap Index Fund Service Class
Sold	341,215	$5,283,515	296,348	$3,352,630
Issued as reinvestment of dividends	39,388	547,886	50,097	624,710
Redeemed	(317,656)	(4,932,473)	(313,216)	(3,613,707)
Net increase (decrease)	62,947	$898,928	33,229	$363,633
Russell 2000 Small Cap Index Fund Administrative Class
Sold	579,844	$8,948,622	988,531	$10,534,632
Issued as reinvestment of dividends	182,814	2,550,257	257,217	3,215,208
Redeemed	(1,752,876)	(27,282,679)	(1,506,216)	(16,617,282)
Net increase (decrease)	(990,218)	$(15,783,800)	(260,468)	$(2,867,442)
Russell 2000 Small Cap Index Fund Class A
Sold	536,036	$8,165,532	619,381	$6,966,379
Issued as reinvestment of dividends	67,900	941,766	118,060	1,467,484
Redeemed	(1,093,086)	(16,025,834)	(941,792)	(10,419,501)
Net increase (decrease)	(489,150)	$(6,918,536)	(204,351)	$(1,985,638)
Russell 2000 Small Cap Index Fund Class R4
Sold	1,068,047	$16,948,543	1,135,599	$11,901,409
Issued as reinvestment of dividends	197,856	2,730,417	289,492	3,581,019
Redeemed	(2,298,236)	(34,798,727)	(2,003,882)	(22,474,326)
Net increase (decrease)	(1,032,333)	$(15,119,767)	(578,791)	$(6,991,898)
Russell 2000 Small Cap Index Fund Class R3
Sold	703,629	$10,872,549	788,203	$7,900,655
Issued as reinvestment of dividends	180,259	2,474,950	260,598	3,210,572
Redeemed	(1,439,744)	(21,728,553)	(1,582,707)	(18,083,791)
Net increase (decrease)	(555,856)	$(8,381,054)	(533,906)	$(6,972,564)
Mid Cap Growth Fund Class I
Sold	21,183,859	$619,721,055	34,540,216	$783,148,497
Issued as reinvestment of dividends	13,500,310	369,233,487	13,522,755	316,432,464
Redeemed	(68,670,135)	(2,039,813,584)	(59,395,439)	(1,344,658,137)
Net increase (decrease)	(33,985,966)	$(1,050,859,042)	(11,332,468)	$(245,077,176)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Mid Cap Growth Fund Class R5
Sold	8,395,381	$240,160,574	8,605,542	$193,613,482
Issued as reinvestment of dividends	3,401,006	91,793,143	3,539,260	81,863,075
Redeemed	(16,010,155)	(465,598,430)	(20,191,300)	(455,968,937)
Net increase (decrease)	(4,213,768)	$(133,644,713)	(8,046,498)	$(180,492,380)
Mid Cap Growth Fund Service Class
Sold	1,066,469	$29,688,014	2,176,739	$46,753,495
Issued as reinvestment of dividends	803,095	21,000,941	889,733	20,001,203
Redeemed	(4,669,869)	(130,586,243)	(5,968,123)	(131,535,127)
Net increase (decrease)	(2,800,305)	$(79,897,288)	(2,901,651)	$(64,780,429)
Mid Cap Growth Fund Administrative Class
Sold	869,031	$23,069,316	846,728	$17,188,547
Issued as reinvestment of dividends	677,781	16,747,973	779,260	16,621,612
Redeemed	(4,042,762)	(107,237,852)	(3,931,168)	(82,229,772)
Net increase (decrease)	(2,495,950)	$(67,420,563)	(2,305,180)	$(48,419,613)
Mid Cap Growth Fund Class A
Sold	588,035	$13,908,258	1,463,243	$27,546,264
Issued as reinvestment of dividends	630,794	14,060,392	719,593	13,974,495
Redeemed	(3,959,939)	(95,492,021)	(4,426,059)	(83,799,975)
Net increase (decrease)	(2,741,110)	$(67,523,371)	(2,243,223)	$(42,279,216)
Mid Cap Growth Fund Class R4
Sold	1,821,605	$43,245,580	1,506,667	$28,364,925
Issued as reinvestment of dividends	557,533	12,555,638	682,445	13,362,278
Redeemed	(4,612,065)	(112,673,861)	(5,153,659)	(98,729,578)
Net increase (decrease)	(2,232,927)	$(56,872,643)	(2,964,547)	$(57,002,375)
Mid Cap Growth Fund Class R3
Sold	393,431	$8,615,707	321,265	$5,403,623
Issued as reinvestment of dividends	120,591	2,425,094	123,807	2,187,663
Redeemed	(746,836)	(16,376,977)	(650,993)	(11,252,276)
Net increase (decrease)	(232,814)	$(5,336,176)	(205,921)	$(3,660,990)
Small Cap Growth Equity Fund Class I
Sold	7,016,670	$144,369,320	6,872,775	$98,397,814
Issued as reinvestment of dividends	1,541,584	29,012,613	2,199,888	32,558,345
Redeemed	(6,121,222)	(124,881,393)	(5,793,620)	(82,117,353)
Net increase (decrease)	2,437,032	$48,500,540	3,279,043	$48,838,806
Small Cap Growth Equity Fund Class R5
Sold	1,671,272	$32,751,480	1,038,242	$14,834,041
Issued as reinvestment of dividends	629,588	11,622,191	1,050,157	15,279,790
Redeemed	(2,999,349)	(58,807,712)	(2,290,152)	(32,313,542)
Net increase (decrease)	(698,489)	$(14,434,041)	(201,753)	$(2,199,711)
Small Cap Growth Equity Fund Service Class
Sold	293,630	$5,450,566	272,369	$3,712,366
Issued as reinvestment of dividends	169,568	2,891,135	320,655	4,338,467
Redeemed	(677,279)	(12,484,416)	(896,739)	(11,683,675)
Net increase (decrease)	(214,081)	$(4,142,715)	(303,715)	$(3,632,842)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund Administrative Class
Sold	203,401	$3,468,903	439,059	$5,175,707
Issued as reinvestment of dividends	175,761	2,733,082	297,920	3,706,126
Redeemed	(763,539)	(12,729,401)	(791,903)	(9,846,781)
Net increase (decrease)	(384,377)	$(6,527,416)	(54,924)	$(964,948)
Small Cap Growth Equity Fund Class A
Sold	504,453	$6,982,978	882,445	$9,151,636
Issued as reinvestment of dividends	322,918	4,197,930	492,000	5,215,203
Redeemed	(1,587,189)	(22,495,130)	(1,396,998)	(14,154,454)
Net increase (decrease)	(759,818)	$(11,314,222)	(22,553)	$212,385
Small Cap Growth Equity Fund Class R4
Sold	241,546	$3,516,902	587,299	$6,160,730
Issued as reinvestment of dividends	123,958	1,628,809	183,400	1,960,542
Redeemed	(499,572)	(6,898,395)	(576,403)	(6,027,491)
Net increase (decrease)	(134,068)	$(1,752,684)	194,296	$2,093,781
Small Cap Growth Equity Fund Class R3
Sold	134,796	$1,555,386	237,932	$2,024,807
Issued as reinvestment of dividends	54,866	582,672	54,222	480,410
Redeemed	(180,997)	(2,091,227)	(169,009)	(1,526,194)
Net increase (decrease)	8,665	$46,831	123,145	$979,023
MSCI EAFE International Index Fund Class I
Sold	1,167,745	$16,349,594	2,258,244	$26,056,327
Issued as reinvestment of dividends	167,731	2,197,280	165,376	2,128,393
Redeemed	(1,468,932)	(20,304,806)	(1,709,286)	(19,680,451)
Net increase (decrease)	(133,456)	$(1,757,932)	714,334	$8,504,269
MSCI EAFE International Index Fund Class R5
Sold	357,285	$5,015,925	762,542	$8,732,562
Issued as reinvestment of dividends	40,890	535,653	63,202	812,776
Redeemed	(532,440)	(7,244,343)	(1,368,557)	(16,323,781)
Net increase (decrease)	(134,265)	$(1,692,765)	(542,813)	$(6,778,443)
MSCI EAFE International Index Fund Service Class
Sold	65,961	$912,342	155,010	$1,865,866
Issued as reinvestment of dividends	8,342	109,695	7,418	95,838
Redeemed	(91,634)	(1,225,274)	(128,119)	(1,483,609)
Net increase (decrease)	(17,331)	$(203,237)	34,309	$478,095
MSCI EAFE International Index Fund Administrative Class
Sold	336,591	$4,688,150	498,299	$5,624,966
Issued as reinvestment of dividends	80,157	1,045,250	106,075	1,358,826
Redeemed	(1,425,597)	(20,104,418)	(1,172,306)	(13,802,028)
Net increase (decrease)	(1,008,849)	$(14,371,018)	(567,932)	$(6,818,236)
MSCI EAFE International Index Fund Class A
Sold	236,577	$3,266,105	424,152	$4,977,939
Issued as reinvestment of dividends	33,308	434,004	56,235	719,248
Redeemed	(761,697)	(10,075,912)	(821,055)	(9,769,038)
Net increase (decrease)	(491,812)	$(6,375,803)	(340,668)	$(4,071,851)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MSCI EAFE International Index Fund Class R4
Sold	754,994	$10,460,788	719,665	$8,177,543
Issued as reinvestment of dividends	76,285	987,127	97,405	1,238,985
Redeemed	(1,641,065)	(22,681,289)	(1,340,057)	(15,763,261)
Net increase (decrease)	(809,786)	$(11,233,374)	(522,987)	$(6,346,733)
MSCI EAFE International Index Fund Class R3
Sold	327,480	$4,532,208	545,939	$5,840,980
Issued as reinvestment of dividends	68,674	886,577	89,849	1,140,187
Redeemed	(817,256)	(11,078,746)	(1,259,855)	(14,972,463)
Net increase (decrease)	(421,102)	$(5,659,961)	(624,067)	$(7,991,296)
Overseas Fund Class I
Sold	9,326,183	$89,997,203	27,008,575	$210,743,283
Issued as reinvestment of dividends	1,033,783	9,459,111	1,669,715	14,676,789
Redeemed	(19,054,553)	(189,333,308)	(24,059,555)	(190,739,606)
Net increase (decrease)	(8,694,587)	$(89,876,994)	4,618,735	$34,680,466
Overseas Fund Class R5
Sold	2,048,201	$19,758,875	6,459,621	$53,061,465
Issued as reinvestment of dividends	353,544	3,249,074	656,010	5,799,133
Redeemed	(3,483,345)	(34,118,149)	(5,135,391)	(41,247,357)
Net increase (decrease)	(1,081,600)	$(11,110,200)	1,980,240	$17,613,241
Overseas Fund Service Class
Sold	412,087	$3,976,372	920,427	$7,317,041
Issued as reinvestment of dividends	101,106	923,098	163,231	1,434,801
Redeemed	(798,474)	(7,827,090)	(698,674)	(5,440,313)
Net increase (decrease)	(285,281)	$(2,927,620)	384,984	$3,311,529
Overseas Fund Administrative Class
Sold	382,828	$3,680,866	359,566	$2,617,115
Issued as reinvestment of dividends	45,617	421,047	90,273	801,623
Redeemed	(866,637)	(8,320,923)	(650,714)	(5,362,476)
Net increase (decrease)	(438,192)	$(4,219,010)	(200,875)	$(1,943,738)
Overseas Fund Class A
Sold	264,898	$2,542,503	1,038,714	$8,080,953
Issued as reinvestment of dividends	70,638	637,155	116,606	1,012,143
Redeemed	(1,819,906)	(17,789,568)	(843,012)	(6,508,670)
Net increase (decrease)	(1,484,370)	$(14,609,910)	312,308	$2,584,426
Overseas Fund Class R4
Sold	721,382	$6,841,308	794,469	$5,910,224
Issued as reinvestment of dividends	44,888	395,010	68,356	579,655
Redeemed	(973,710)	(9,110,679)	(367,130)	(2,834,172)
Net increase (decrease)	(207,440)	$(1,874,361)	495,695	$3,655,707
Overseas Fund Class R3
Sold	205,906	$2,014,268	486,025	$3,763,094
Issued as reinvestment of dividends	14,811	131,963	14,385	123,568
Redeemed	(297,944)	(2,881,102)	(132,373)	(991,231)
Net increase (decrease)	(77,227)	$(734,871)	368,037	$2,895,431

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price International Equity Fund Class I
Sold	26,565,354	$299,651,877	35,195,102	$323,703,207
Issued as reinvestment of dividends	2,226,021	23,974,243	2,784,253	28,120,959
Redeemed	(21,745,375)	(246,370,514)	(20,190,886)	(185,289,354)
Net increase (decrease)	7,046,000	$77,255,606	17,788,469	$166,534,812

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained the following amounts during the year ended September 30, 2021:

Front-End Sales Charges Retained by Distributor
Diversified Value Fund	$47
Equity Opportunities Fund	47
Blue Chip Growth Fund	3,131
Small Company Value Fund	9
Mid Cap Growth Fund	41
Small Cap Growth Equity Fund	1,225

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2021, were waived for any redemptions subject to such a charge.

6. Federal Income Tax Information

At September 30, 2021, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$1,098,364,249	$17,169,252	$(8,185,593)	$8,983,659
Strategic Bond Fund	632,617,021	18,628,302	(8,668,656)	9,959,646
Diversified Value Fund	308,570,026	75,476,181	(4,745,508)	70,730,673
Fundamental Value Fund	459,001,782	135,170,716	(6,483,043)	128,687,673
S&P 500 Index Fund	1,757,413,366	1,795,472,532	(49,885,528)	1,745,587,004
Equity Opportunities Fund	610,233,401	155,780,871	(3,139,934)	152,640,937
Fundamental Growth Fund	48,302,430	9,049,679	(1,624,243)	7,425,436
Blue Chip Growth Fund	2,307,005,566	1,996,060,177	(37,588,919)	1,958,471,258
Growth Opportunities Fund	303,589,508	214,385,623	(5,263,100)	209,122,523
Mid Cap Value Fund	112,796,362	7,879,440	(2,807,908)	5,071,532
Small Cap Value Equity Fund	48,908,199	14,507,433	(810,680)	13,696,753
Small Company Value Fund	239,181,512	54,126,216	(5,986,444)	48,139,772
S&P Mid Cap Index Fund	349,013,982	123,437,967	(14,221,519)	109,216,448

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Russell 2000 Small Cap Index Fund	$259,064,487	$82,402,786	$(26,525,737)	$55,877,049
Mid Cap Growth Fund	6,309,503,570	3,096,026,746	(204,337,906)	2,891,688,840
Small Cap Growth Equity Fund	638,789,844	169,910,744	(27,925,211)	141,985,533
MSCI EAFE International Index Fund	169,264,232	43,944,912	(12,588,113)	31,356,799
Overseas Fund	573,770,798	121,707,283	(17,690,107)	104,017,176
MM Select T. Rowe Price International Equity Fund	1,495,297,189	284,687,230	(68,608,182)	216,079,048

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss.

At September 30, 2021, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2021, was as follows:

	Ordinary Income	Long Term Capital Gain
Total Return Bond Fund	$51,593,361	$—
Strategic Bond Fund	21,393,604	18,264,739
Diversified Value Fund	7,632,765	—
Fundamental Value Fund	9,207,746	—
S&P 500 Index Fund	59,183,283	419,938,253
Equity Opportunities Fund	13,151,452	38,674,722
Fundamental Growth Fund	14,953,658	17,591,165
Blue Chip Growth Fund	—	203,562,156
Growth Opportunities Fund	4,069,271	93,406,690
Mid Cap Value Fund	1,604,431	—
Small Cap Value Equity Fund	26,515	2,606,300
Small Company Value Fund	1,351,801	—
S&P Mid Cap Index Fund	6,422,505	21,560,057
Russell 2000 Small Cap Index Fund	4,007,936	10,271,901
Mid Cap Growth Fund	14,252,104	521,343,693
Small Cap Growth Equity Fund	6,970,464	45,698,594
MSCI EAFE International Index Fund	3,918,278	2,277,308
Overseas Fund	5,244,641	9,972,004
MM Select T. Rowe Price International Equity Fund	23,974,243	—

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2020, was as follows:

	Ordinary Income	Long Term Capital Gain
Total Return Bond Fund	$24,220,605	$—
Strategic Bond Fund	26,958,740	1,361,362
Diversified Value Fund	8,228,581	17,604,042
Fundamental Value Fund	18,074,839	124,127,420
S&P 500 Index Fund	64,623,731	151,348,610
Equity Opportunities Fund	9,963,794	46,335,368
Fundamental Growth Fund	1,340,480	22,836,309
Blue Chip Growth Fund	542,966	186,206,381
Growth Opportunities Fund	3,927,746	141,359,741
Mid-Cap Value Fund	1,823,872	—
Small Cap Value Equity Fund	220,339	8,298,685
Small Company Value Fund	1,037,198	9,240,362
S&P Mid Cap Index Fund	4,506,478	12,031,415
Russell 2000 Small Cap Index Fund	4,793,222	13,296,578
Mid Cap Growth Fund	2,976,557	468,882,630
Small Cap Growth Equity Fund	4,352,033	59,187,634
MSCI EAFE International Index Fund	6,435,642	1,058,611
Overseas Fund	14,570,121	9,857,624
MM Select T. Rowe Price International Equity Fund	28,120,959	—

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2021:

Amount
MSCI EAFE International Index Fund	$398,397
Overseas Fund	1,724,212
MM Select T. Rowe Price International Equity Fund	3,703,979

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2021, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

Notes to Financial Statements (Continued)

At September 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Total Return Bond Fund	$13,970,001	$—	$(143,314)	$8,980,978	$22,807,665
Strategic Bond Fund	16,980,860	9,902,514	—	9,894,021	36,777,395
Diversified Value Fund	16,945,476	24,318,421	(131,313)	70,729,706	111,862,290
Fundamental Value Fund	8,293,957	53,907,569	(173,758)	128,687,743	190,715,511
S&P 500 Index Fund	29,793,935	373,719,405	(407,458)	1,745,587,004	2,148,692,886
Equity Opportunities Fund	11,064,961	69,126,262	(108,023)	152,636,493	232,719,693
Fundamental Growth Fund	9,172,286	6,498,040	(14,689)	7,425,436	23,081,073
Blue Chip Growth Fund	37,765,672	693,996,434	(212,773)	1,958,471,258	2,690,020,591
Growth Opportunities Fund	9,742,882	95,874,560	(93,442)	209,122,523	314,646,523
Mid Cap Value Fund	16,064,739	9,759,045	(18,231)	5,071,631	30,877,184
Small Cap Value Equity Fund	3,627,991	10,443,544	(19,283)	13,696,752	27,749,004
Small Company Value Fund	16,565,495	21,111,198	(61,608)	48,139,772	85,754,857
S&P Mid Cap Index Fund	10,681,991	33,550,046	(38,815)	109,216,448	153,409,670
Russell 2000 Small Cap Index Fund	6,570,972	43,144,475	(28,233)	55,877,050	105,564,264
Mid Cap Growth Fund	203,053,013	1,380,816,228	(437,857)	2,891,688,840	4,475,120,224
Small Cap Growth Equity Fund	39,573,638	122,594,480	(98,562)	141,985,533	304,055,089
MSCI EAFE International Index Fund	6,286,677	8,820,283	(32,249)	31,344,914	46,419,625
Overseas Fund	14,112,278	47,916,430	(96,344)	103,359,874	165,292,238
MM Select T. Rowe Price International Equity Fund	40,755,928	15,484,285	(28,128)	215,309,816	271,521,901

During the year ended September 30, 2021, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Total Return Bond Fund	$3,649	$(2,602,491)	$2,598,842
Strategic Bond Fund	1,117	(6,708,008)	6,706,891
Diversified Value Fund	3,371	47,395	(50,766)
Fundamental Value Fund	4,456	199,546	(204,002)
S&P 500 Index Fund	10,332	996,959	(1,007,291)
Equity Opportunities Fund	2,746	9,814	(12,560)
Fundamental Growth Fund	376	(567,387)	567,011
Blue Chip Growth Fund	5,232	(13,042,231)	13,036,999
Growth Opportunities Fund	2,383	(3,483,652)	3,481,269
Mid Cap Value Fund	464	300,853	(301,317)
Small Cap Value Equity Fund	492	(50,947)	50,455
Small Company Value Fund	1,558	266,120	(267,678)
S&P Mid Cap Index Fund	818	1,075,442	(1,076,260)
Russell 2000 Small Cap Index Fund	594	(286,948)	286,354
Mid Cap Growth Fund	10,753	(36,454,508)	36,443,755
Small Cap Growth Equity Fund	2,505	(4,263,400)	4,260,895
MSCI EAFE International Index Fund	686	(791,603)	790,917

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Overseas Fund	$2,449	$(1,060,131)	$1,057,682
MM Select T. Rowe Price International Equity Fund	639	(479,615)	478,976

The Funds did not have any unrecognized tax benefits at September 30, 2021, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2021, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8. New Accounting Pronouncements

In October 2020, Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables — Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. As of September 30, 2021, Management has fully implemented the new rule and there was no material impact.

In January 2021, FASB issued Accounting Standards Update 2021-01 — Reference Rate Reform (Topic 848) — Scope (“ASU 2021-01”) as an update to Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in order to make certain clarifications. ASU 2020-04 and ASU 2021-01 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the impact of adopting ASU 2020-04 and ASU 2021-01 will have a material impact on the financial statements.

9. Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of

Notes to Financial Statements (Continued)

New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust. This case has been dismissed by the district court and dismissal was affirmed by the Second Circuit Court of Appeals. The Trustee recently filed with the Second Circuit a petition for rehearing en banc.

The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund, are approximately $1,621,800 and $1,186,430, respectively, plus interest and the Official Committee’s court costs.

In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund, were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, these actions were transferred to the Southern District of New York for consolidated pretrial proceedings. This case also has been dismissed. The district court’s dismissal of the case was affirmed by the Second Circuit Court of Appeals, and the Plaintiffs’ petition for certiorari was denied by the United States Supreme Court.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10. Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

11. Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2021, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

The Board of Trustees of the MassMutual Select Funds has approved a Plan of Liquidation and Termination for each of the S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund (each, a “Fund”) pursuant to which it is expected that each Fund will be dissolved. Effective on or about June 24, 2022 (the “Termination Date”), shareholders of the various classes of shares of each Fund will receive proceeds in proportion to the number of shares of such class held by each shareholder on the Termination Date.

Please note that prior to the Termination Date, each Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Total Return Bond Fund, MassMutual Strategic Bond Fund, MassMutual Diversified Value Fund, MassMutual Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Equity Opportunities Fund, MassMutual Fundamental Growth Fund, MassMutual Blue Chip Growth Fund, MassMutual Growth Opportunities Fund, MassMutual Mid Cap Value Fund, MassMutual Small Cap Value Equity Fund, MassMutual Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Mid Cap Growth Fund, MassMutual Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Overseas Fund, and MassMutual Select T. Rowe Price International Equity Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended except for the MassMutual Select T. Rowe Price International Equity Fund; the related statement of operations for the year ended September 30, 2021 and the related statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period February 9, 2018 (commencement of operations) to September 30, 2018, for the MassMutual Select T. Rowe Price International Equity Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, except MassMutual Select T. Rowe Price International Equity Fund, as of September 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MassMutual Select T. Rowe Price International Equity Fund as of September 30, 2021, and the results of its operations for the year then ended, and the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period February 9, 2018 (commencement of operations) to September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating

Report of Independent Registered Public Accounting Firm (Continued)

the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 23, 2021

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: MassMutual U.S. Product.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	111

Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	111

Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Chairperson and Trustee (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	111

Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2003	Retired.	111

Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson and Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	111

Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2009	Retired.	113^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	111

Director (since 2016), MML Advisers; Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

113^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017

Investment Director (since 2014), MML Advisers; Client Portfolio Manager (since 2021), Head of Investment Consulting & Strategy (2017-2021), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).

111
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

111

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

				111
Aruna Hobbs Year of birth: 1960	Vice President	Since 2021	Vice President (since 2021), MML Advisers; Head of Institutional Investments (since 2014), MassMutual; Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company); Vice President (since 2021), MML Series Investment Fund II (open-end investment company).	111
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; Executive Vice President, Head of Field Distribution (2012-2016), MetLife; President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).	111
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

				111
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Manager Research (since 2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

				111

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

111

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2021, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Diversified Value Fund	87.17%
Fundamental Value Fund	86.52%
S&P 500 Index Fund	100.00%
Equity Opportunities Fund	84.11%
Fundamental Growth Fund	4.75%
Growth Opportunities Fund	19.96%
Mid Cap Value Fund	41.53%
Small Cap Value Equity Fund	18.63%
Small Company Value Fund	73.27%
S&P Mid Cap Index Fund	67.98%
Russell 2000 Small Cap Index Fund	48.46%
Mid Cap Growth Fund	17.09%
Small Cap Growth Equity Fund	6.01%
Overseas Fund	0.28%
MM Select T. Rowe Price International Equity Fund	1.85%

For the year ended September 30, 2021, the following Fund(s) earned the following foreign sources of income:

Amount
MSCI EAFE International Index Fund	$6,306,879
Overseas Fund	15,574,631
MM Select T. Rowe Price International Equity Fund	42,821,096

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2021.

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2021, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Total Return Bond Fund, Strategic Bond Fund, Diversified Value Fund, Fundamental Value Fund, S&P 500 Index Fund, Equity Opportunities Fund, Fundamental Growth Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Mid Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, Mid Cap Growth Fund, Small Cap Growth Equity Fund, MSCI EAFE International Index Fund, Overseas Fund, and MM Select T. Rowe Price International Equity Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding

Other Information (Unaudited) (Continued)

each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2020. The three-year periods do not apply for any Fund that does not yet have a three- year performance history. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for the Total Return Bond Fund, Strategic Bond Fund, Diversified Value Fund, Fundamental Value Fund, S&P 500 Index Fund, Fundamental Growth Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Mid Cap Value Fund, Small Company Value Fund, S&P Mid Cap Index Fund, Mid Cap Growth Fund, Small Cap Growth Equity Fund, MSCI EAFE International Index Fund, Overseas Fund, and MM Select T. Rowe Price International Equity Fund were within the top forty percent of their peer groups. The Small Cap Value Equity Fund had a total net expense ratio in the third comparative quintile. All of the foregoing Funds had net advisory fees at or below the medians of their peers except the Diversified Value Fund, Growth Opportunities Fund, and Small Company Value Fund, the levels of whose net advisory fees the Committee did not consider to be inconsistent with the advisory agreements’ continuation, in light of the Funds’ generally acceptable total net expense ratios and/or general favorable investment performance over time.

As to the Equity Opportunities Fund, the Committee considered MML Advisers’ statement that, although the Fund’s net advisory fee was at the 75th comparative percentile, MML Advisers recommended maintaining the fee in light of the Fund’s generally favorable performance over the long term and in light of the fact that the Fund’s total net expense ratio, at the 67th comparative percentile, was competitive at only four basis points above the peer group median. As to the Russell 2000 Small Cap Index Fund, the Committee considered MML Advisers’ statement that, although the Fund’s total net expense ratio and net advisory fee, each at the 67th comparative percentile, were 11 and six basis points above the peer group median, respectively, the peer group includes large index fund providers where scale has a significant influence on total expenses, and the Fund’s expenses compare more favorably against similarly situated peer Funds; and that the Fund’s performance ranked in the top half of its performance category for the one- and three-year periods.

The Committee determined on the basis of these factors that the levels of the Funds’ net advisory fees, and the total net expenses of the Funds generally, were consistent with the continuation of their advisory agreements.

The Committee considered that the Total Return Bond Fund, Strategic Bond Fund, S&P 500 Index Fund, Equity Opportunities Fund, Fundamental Growth Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Mid Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, Small Cap Growth Equity Fund, and Overseas Fund had achieved three-year investment performance above the medians of their performance categories, or in the top sixty percent of their performance categories. The Committee considered that the Fundamental Value Fund experienced three-year investment performance outside the top sixty percent of its performance category, but experienced improved performance for the one-year period to the 57th comparative percentile.

The Committee considered that the Mid Cap Growth Fund and Diversified Value Fund had each experienced one- and three-year performance below the sixtieth comparative percentiles of their performance categories. The Committee considered MML Advisers’ statement that a contributor to each Fund’s underperformance was a relatively low exposure to high-growth stocks during the recent high growth-oriented equity markets, and MML Advisers’ confidence in each Fund’s investment strategy and subadviser(s) over the long term.

As to MSCI EAFE International Index Fund, the Committee noted that the Fund had experienced performance for the one- and three-year periods in the 84th and 75th comparative percentiles, respectively. The Committee considered MML Advisers’ statements that the Fund’s underperformance was due in part to a number of funds in the performance category being designed to track indices that have outperformed the index that the Fund is tracking, and that the subadviser has successfully replicated performance of the index and performance category with minimal tracking error.

Other Information (Unaudited) (Continued)

As to the MM Select T. Rowe Price International Equity Fund, the Committee noted that the Fund had not yet achieved a three-year performance record as of December 31, 2020. The Committee considered information regarding the one-year performance of the Fund and considered MML Advisers’ statement that, although the period of time the Fund had been operational was too short to evaluate performance meaningfully, the Fund was performing appropriately in the view of MML Advisers. The Committee generally agreed with this perspective and analysis.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Also at their meeting in June 2021, the Trustees, including the Independent Trustees, approved a new subadvisory agreement with Brandywine Global Investment Management, LLC (“Brandywine Global”) for the Strategic Bond Fund (the “June Brandywine Subadvisory Agreement”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the June Brandywine Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the June Brandywine Subadvisory Agreement, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) Brandywine Global and its personnel with responsibility for providing services to the Strategic Bond Fund; (ii) the terms of the June Brandywine Subadvisory Agreement; (iii) the scope and quality of the services that Brandywine Global is expected to provide under the June Brandywine Subadvisory Agreement; (iv) the historical investment performance track record of Brandywine Global; and (v) the fees payable to Brandywine Global by MML Advisers with respect to the Strategic Bond Fund, the effect of such fees on the profitability to MML Advisers, and any information provided by Brandywine Global regarding the fees paid to Brandywine Global by other funds with similar investment objectives as the Strategic Bond Fund. The Independent Trustees noted the fact that MML Advisers was proposing to add a five basis point contractual management fee waiver for the Strategic Bond Fund.

Prior to the votes being taken to approve the June Brandywine Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Other Information (Unaudited) (Continued)

Based on the foregoing, and following their review, the Trustees concluded, with respect to the June Brandywine Subadvisory Agreement, that (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the June Brandywine Subadvisory Agreement; (ii) MML Advisers’ projected level of profitability due to the June Brandywine Subadvisory Agreement is not excessive and the subadvisory fee under the June Brandywine Subadvisory Agreement is fair and reasonable; (iii) the investment process and strategy of Brandywine Global appear well suited to the Strategic Bond Fund given its investment objective and policies; and (iv) the terms of the June Brandywine Subadvisory Agreement are fair and reasonable with respect to the Strategic Bond Fund, and are in the best interests of the Strategic Bond Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including a majority of the Independent Trustees voting separately, unanimously voted to approve the June Brandywine Subadvisory Agreement.

The June Brandywine Subadvisory Agreement became effective on August 10, 2021.

Also at their meeting in June 2021, the Trustees, including the Independent Trustees, approved a new subadvisory agreement with Thompson, Siegel & Walmsley LLC (“TSW”) for the Mid Cap Value Fund (the “June TSW Subadvisory Agreement”) due to an expected change in control, whereby Pendal Group Ltd. (“Pendal”) will acquire 100% equity interest in TSW through its acquisition of BrightSphere Investment Group Inc.’s (“BrightSphere”) and TSW employees’ equity interests in TSW. The acquisition by Pendal of BrightSphere’s and TSW employees’ equity interests in TSW will trigger the automatic assignment of the current subadvisory agreement, necessitating the need for the June TSW Subadvisory Agreement, which is substantially identical to the current subadvisory agreement. The Trustees considered the nature of the transaction and that the transaction would not result in any change in the investment strategies or portfolio management team of the Mid Cap Value Fund, or in the fees or expenses of the Mid Cap Value Fund. In addition, the Trustees considered the statements of Pendal and TSW that the change in control was not expected to have any material impact on TSW or the services it provides to the Mid Cap Value Fund, including the personnel providing services to the Mid Cap Value Fund.

Prior to the votes being taken to approve the June TSW Subadvisory Agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The June TSW Subadvisory Agreement became effective on July 22, 2021.

At their meeting in September 2021, the Trustees, including the Independent Trustees, reviewed and approved a proposal to make changes to the existing subadvisory agreement between MML Advisers and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) for the Blue Chip Growth Fund in order to lower the subadvisory fee paid on behalf of the Blue Chip Growth Fund. In arriving at their decision, the Trustees discussed the fees payable to Loomis Sayles by MML Advisers under the amended subadvisory agreement and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreement is not excessive and the subadvisory fee amount under the amended subadvisory agreement is fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Prior to the vote being taken to approve the amendment to the subadvisory agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The amended subadvisory agreement became effective on October 1, 2021.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2021

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2021:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2021.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Total Return Bond Fund
Class I	$1,000	0.33%	$1,020.00	$1.67	$1,023.40	$1.67
Class R5	1,000	0.43%	1,019.00	2.18	1,022.90	2.18
Service Class	1,000	0.53%	1,018.90	2.68	1,022.40	2.69
Administrative Class	1,000	0.63%	1,019.00	3.19	1,021.90	3.19
Class A	1,000	0.88%	1,017.10	4.45	1,020.70	4.46
Class R4	1,000	0.78%	1,017.90	3.95	1,021.20	3.95
Class R3	1,000	1.03%	1,016.00	5.21	1,019.90	5.22

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Bond Fund
Class I	$1,000	0.46%	$1,030.20	$2.34	$1,022.80	$2.33
Class R5	1,000	0.56%	1,029.30	2.85	1,022.30	2.84
Service Class	1,000	0.66%	1,029.20	3.36	1,021.80	3.35
Administrative Class	1,000	0.76%	1,028.40	3.86	1,021.30	3.85
Class A	1,000	1.01%	1,026.60	5.13	1,020.00	5.11
Class R4	1,000	0.91%	1,027.60	4.63	1,020.50	4.61
Class R3	1,000	1.16%	1,026.00	5.89	1,019.30	5.87
Diversified Value Fund
Class I	1,000	0.57%	1,053.10	2.93	1,022.20	2.89
Class R5	1,000	0.67%	1,052.20	3.45	1,021.70	3.40
Service Class	1,000	0.77%	1,051.40	3.96	1,021.20	3.90
Administrative Class	1,000	0.87%	1,051.80	4.47	1,020.70	4.41
Class A	1,000	1.12%	1,050.00	5.76	1,019.50	5.67
Class R4	1,000	1.02%	1,050.80	5.24	1,020.00	5.17
Class R3	1,000	1.27%	1,049.50	6.52	1,018.70	6.43
Fundamental Value Fund
Class I	1,000	0.65%	1,039.70	3.32	1,021.80	3.29
Class R5	1,000	0.75%	1,039.40	3.83	1,021.30	3.8
Service Class	1,000	0.85%	1,038.60	4.34	1,020.80	4.31
Administrative Class	1,000	0.95%	1,038.20	4.85	1,020.30	4.81
Class A	1,000	1.20%	1,036.90	6.13	1,019.10	6.07
Class R4	1,000	1.10%	1,037.70	5.62	1,019.60	5.57
Class R3	1,000	1.36%	1,035.80	6.94	1,018.20	6.88
S&P 500 Index Fund
Class I	1,000	0.11%	1,091.00	0.58	1,024.50	0.56
Class R5	1,000	0.21%	1,090.60	1.10	1,024.00	1.07
Service Class	1,000	0.36%	1,089.80	1.89	1,023.30	1.83
Administrative Class	1,000	0.46%	1,089.00	2.41	1,022.80	2.33
Class A	1,000	0.71%	1,088.10	3.72	1,021.50	3.60
Class R4	1,000	0.61%	1,088.40	3.19	1,022.00	3.09
Class R3	1,000	0.86%	1,087.30	4.50	1,020.80	4.36
Equity Opportunities Fund
Class I	1,000	0.74%	1,063.30	3.83	1,021.40	3.75
Class R5	1,000	0.84%	1,062.40	4.34	1,020.90	4.26
Service Class	1,000	0.94%	1,062.40	4.86	1,020.40	4.76
Administrative Class	1,000	1.04%	1,061.90	5.38	1,019.90	5.27
Class A	1,000	1.28%	1,060.10	6.61	1,018.70	6.48
Class R4	1,000	1.19%	1,060.80	6.15	1,019.10	6.02
Class R3	1,000	1.44%	1,059.40	7.43	1,017.80	7.28
Fundamental Growth Fund
Class I	1,000	1.08%	1,088.50	5.65	1,019.70	5.47
Class R5	1,000	1.17%	1,087.90	6.12	1,019.20	5.92
Service Class	1,000	1.27%	1,087.50	6.65	1,018.70	6.43
Administrative Class	1,000	1.38%	1,087.60	7.22	1,018.10	6.98
Class A	1,000	1.63%	1,085.10	8.52	1,016.90	8.24
Class R4	1,000	1.53%	1,085.10	8.00	1,017.40	7.74
Class R3	1,000	1.78%	1,088.20	9.32	1,016.10	9.00

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Class I	$1,000	0.63%	$1,104.00	$3.32	$1,021.90	$3.19
Class R5	1,000	0.73%	1,103.60	3.85	1,021.40	3.70
Service Class	1,000	0.83%	1,103.10	4.38	1,020.90	4.20
Administrative Class	1,000	0.93%	1,102.50	4.90	1,020.40	4.71
Class A	1,000	1.18%	1,100.70	6.21	1,019.20	5.97
Class R4	1,000	1.08%	1,101.50	5.69	1,019.70	5.47
Class R3	1,000	1.33%	1,100.20	7.00	1,018.40	6.73
Growth Opportunities Fund
Class I	1,000	0.74%	1,127.60	3.95	1,021.40	3.75
Class R5	1,000	0.84%	1,127.00	4.48	1,020.90	4.26
Service Class	1,000	0.94%	1,127.30	5.01	1,020.40	4.76
Administrative Class	1,000	1.04%	1,126.70	5.54	1,019.90	5.27
Class A	1,000	1.29%	1,124.30	6.87	1,018.60	6.53
Class R4	1,000	1.19%	1,124.60	6.34	1,019.10	6.02
Class R3	1,000	1.44%	1,126.00	7.67	1,017.80	7.28
Mid Cap Value Fund
Class I	1,000	0.61%	1,041.40	3.12	1,022.00	3.09
Class R5	1,000	0.71%	1,040.90	3.63	1,021.50	3.60
Service Class	1,000	0.81%	1,040.50	4.14	1,021.00	4.10
Administrative Class	1,000	0.91%	1,039.70	4.65	1,020.50	4.61
Class A	1,000	1.16%	1,037.70	5.93	1,019.30	5.87
Class R4	1,000	1.06%	1,038.90	5.42	1,019.80	5.37
Class R3	1,000	1.31%	1,038.30	6.69	1,018.50	6.63
Small Cap Value Equity Fund
Class I	1,000	1.07%	989.40	5.34	1,019.70	5.42
Class R5	1,000	1.17%	988.70	5.83	1,019.20	5.92
Service Class	1,000	1.28%	988.70	6.38	1,018.70	6.48
Administrative Class	1,000	1.39%	987.80	6.93	1,018.10	7.03
Class A	1,000	1.62%	986.10	8.07	1,016.90	8.19
Class R4	1,000	1.53%	986.70	7.62	1,017.40	7.74
Class R3	1,000	1.77%	985.80	8.81	1,016.20	8.95
Small Company Value Fund
Class I	1,000	0.92%	1,028.40	4.68	1,020.50	4.66
Class R5	1,000	1.02%	1,027.30	5.18	1,020.00	5.17
Service Class	1,000	1.12%	1,027.50	5.69	1,019.50	5.67
Administrative Class	1,000	1.22%	1,026.50	6.20	1,019.00	6.17
Class A	1,000	1.47%	1,025.10	7.46	1,017.70	7.44
Class R4	1,000	1.37%	1,025.50	6.96	1,018.20	6.93
Class R3	1,000	1.62%	1,024.80	8.22	1,016.90	8.19
S&P Mid Cap Index Fund
Class I	1,000	0.18%	1,017.10	0.91	1,024.20	0.91
Class R5	1,000	0.28%	1,017.10	1.42	1,023.70	1.42
Service Class	1,000	0.43%	1,016.00	2.17	1,022.90	2.18
Administrative Class	1,000	0.53%	1,015.40	2.68	1,022.40	2.69
Class A	1,000	0.77%	1,014.30	3.89	1,021.20	3.90
Class R4	1,000	0.68%	1,015.00	3.43	1,021.70	3.45
Class R3	1,000	0.93%	1,013.80	4.69	1,020.40	4.71

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Russell 2000 Small Cap Index Fund
Class I	$1,000	0.23%	$996.9	$1.15	$1,023.90	$1.17
Class R5	1,000	0.33%	996.3	1.65	1,023.40	1.67
Service Class	1,000	0.48%	995.1	2.40	1,022.70	2.43
Administrative Class	1,000	0.58%	994.4	2.90	1,022.20	2.94
Class A	1,000	0.83%	993.2	4.15	1,020.90	4.20
Class R4	1,000	0.73%	993.8	3.65	1,021.40	3.70
Class R3	1,000	0.98%	993.1	4.90	1,020.20	4.96
Mid Cap Growth Fund
Class I	1,000	0.70%	1,076.20	3.64	1,021.60	3.55
Class R5	1,000	0.80%	1,075.80	4.16	1,021.10	4.05
Service Class	1,000	0.90%	1,075.40	4.68	1,020.60	4.56
Administrative Class	1,000	1.00%	1,074.40	5.20	1,020.10	5.06
Class A	1,000	1.25%	1,073.30	6.50	1,018.80	6.33
Class R4	1,000	1.15%	1,073.80	5.98	1,019.30	5.82
Class R3	1,000	1.40%	1,072.30	7.27	1,018.00	7.08
Small Cap Growth Equity Fund
Class I	1,000	0.87%	1,022.50	4.41	1,020.70	4.41
Class R5	1,000	0.97%	1,021.50	4.92	1,020.20	4.91
Service Class	1,000	1.07%	1,021.10	5.42	1,019.70	5.42
Administrative Class	1,000	1.17%	1,020.20	5.93	1,019.20	5.92
Class A	1,000	1.42%	1,019.20	7.19	1,017.90	7.18
Class R4	1,000	1.32%	1,020.40	6.69	1,018.50	6.68
Class R3	1,000	1.57%	1,018.20	7.94	1,017.20	7.94
MSCI EAFE International Index Fund
Class I	1,000	0.31%	1,041.80	1.59	1,023.50	1.57
Class R5	1,000	0.41%	1,041.80	2.10	1,023.00	2.08
Service Class	1,000	0.56%	1,040.90	2.87	1,022.30	2.84
Administrative Class	1,000	0.66%	1,039.80	3.37	1,021.80	3.35
Class A	1,000	0.91%	1,039.20	4.65	1,020.50	4.61
Class R4	1,000	0.81%	1,040.10	4.14	1,021.00	4.10
Class R3	1,000	1.06%	1,038.10	5.42	1,019.80	5.37
Overseas Fund
Class I	1,000	0.79%	1,037.80	4.04	1,021.10	4.00
Class R5	1,000	0.89%	1,037.60	4.55	1,020.60	4.51
Service Class	1,000	0.99%	1,036.80	5.05	1,020.10	5.01
Administrative Class	1,000	1.09%	1,036.40	5.56	1,019.60	5.52
Class A	1,000	1.34%	1,034.20	6.83	1,018.40	6.78
Class R4	1,000	1.24%	1,035.00	6.33	1,018.90	6.28
Class R3	1,000	1.49%	1,033.60	7.60	1,017.60	7.54
MM Select T. Rowe Price International Equity Fund
Class I	1,000	0.00%	1,008.60	0.00	1,025.10	0.00

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2021, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-50674-00

MassMutual

Annual Report

MassMutual Select BlackRock Global Allocation Fund

September 30, 2021

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MassMutual Select BlackRock Global Allocation Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Paul LaPiana

“MassMutual recognizes that talking about your future can be uncomfortable. That’s why we’re here – to help you build the future you want for yourself and your family. For nearly 170 years, through ups and downs and good times and bad, we have helped our clients protect their loved ones and prepare for a better tomorrow.”

September 30, 2021

The return of market volatility challenges retirement investors

I am pleased to present you with the MassMutual Select BlackRock Global Allocation Fund Annual Report. During the fiscal year ended September 30, 2021, U.S. stocks were up over 30%, with investors seeing an end in sight to the global economic recession brought on by the COVID-19 pandemic. Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings throughout the reporting period. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in economic growth expectations, heightened inflationary pressures, and a lessening of monetary and fiscal policy support.

The return of volatility and the reality of market sell-offs can test an investor’s mettle, but also serve to remind investors that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long term. Retirement planning involves what financial professionals refer to as “long-term investing,” since most people save and invest for retirement throughout their working years. Although the financial markets will go up and down, individuals who take a long-term approach to investing realize that they have time to ride out the downturns as they work toward their retirement income goals.

●

Keep contributing. While you have no control over the investment markets, you can control how often and how much you contribute to your retirement account. Saving as much as possible and increasing your contributions regularly is one way retirement investors can help boost their retirement savings, regardless of the performance of the stock and bond markets.

●

Invest continually.* Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Retirement investors who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Is it time to track your progress?

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement;

●	your retirement account is invested appropriately for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

Get to where you want to be

MassMutual recognizes that talking about your future can be uncomfortable. That’s why we’re here – to help you build the future you want for yourself and your family. For nearly 170 years, through ups and downs and good times and bad, we have helped our clients protect their loved ones and prepare for a better tomorrow. So we continue to encourage you to maintain perspective when it comes to retirement investing, regardless of any short-term changes in the markets or headline-making events that may be unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Paul LaPiana
President

The information provided is the opinion of MML Investment Advisers, LLC (MML Advisers) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Advisers, a wholly-owned subsidiary of MassMutual.     RS-50676-00

2

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited)

September 30, 2021

Market Highlights

●

For the reporting period from October 1, 2020 through September 30, 2021, U.S. stocks were up over 30%, with investors seeing an end in sight to the global economic recession brought on by the COVID-19 pandemic.

●

In the fourth quarter of 2020, investors looked past rising COVID-19 cases and responded positively to global plans to roll out COVID-19 vaccinations, further fiscal stimulus, and a post-Brexit trade agreement between the U.K. and the European Union. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s withdrawal from the European Union on January 31, 2020.)

●

In the first quarter of 2021, investors embraced falling COVID-19 case counts, a faster-than-expected vaccination rollout, another round of fiscal stimulus, and upgrades to economic growth and corporate earnings forecasts.

●

The second quarter of 2021 was a continuation of the prior quarter, with a significant percentage of the U.S. population receiving at least one dose of the vaccine and the widescale reopening of the economy. Concerns about inflation began to emerge, as the sharp rise in the demand for goods, services, homes, and labor outpaced supply.

●

In the third quarter of 2021, another wave of rising COVID-19 case counts slowed economic growth and heightened supply shortages and inflationary pressures. Expectations for the tightening of monetary policy and the U.S. Congress’s procrastination to pass a bill to avert a government shutdown in October added to the uncertainty.

●

Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings throughout the reporting period.

●

U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in economic growth expectations, heighted inflationary pressures, and a lessening of monetary and fiscal policy support.

Market Environment

Global stock investors experienced declining levels of volatility and strong positive returns for the fiscal year beginning October 1, 2020. U.S. stocks rose steadily in the period, buoyed by the Federal Reserve Board’s commitment to low interest rates, additional rounds of fiscal stimulus, rising expectations for strong economic growth, and rebounding corporate earnings. As a result, the broad market S&P 500® Index* (the “S&P 500”) delivered a strong 30.00% return for the fiscal year. The Dow Jones Industrial AverageSM was also up a respectable 24.15%. The technology-heavy NASDAQ Composite Index was also a big winner, advancing 30.26% for the fiscal year. Small- and mid-cap stocks outperformed their larger peers, as small-caps gained 47.68% – while value stocks outperformed their growth counterparts by approximately 8% during the period.

The continued market recovery, additional fiscal stimulus, conclusion of the U.S. presidential election, expectations for the tightening of monetary policy, and heightened inflationary pressures affected sectors differently, though all 11 sectors were in positive territory for the fiscal year. The energy, financial, and communication services sectors led in performance, enjoying double-digit growth, as they outperformed the S&P 500. The energy sector was the strongest performer for the fiscal year, up over 80%, aided by an 87% increase in the price of West Texas Intermediate (WTI) crude oil during the period. The utilities and consumer staples sectors trailed the S&P 500, each by nearly 20%.

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers, ending the fiscal year up 25.73%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended up 18.20% for the period. Developed international and emerging-market stocks benefited from increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings during the fiscal year.

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from a low of 0.68% on October 1, 2020 to close the period at 1.52%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index ended the period down 0.90%. Investment-grade corporate bonds fared somewhat better. The Bloomberg U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 1.74% gain. The Bloomberg U.S. Corporate High Yield Bond Index also ended in positive territory, advancing 11.28%, aided by a sharp increase in commodity prices.

Review and maintain your strategy

MassMutual is committed to helping people secure their financial future and protect the ones they love. While the return of volatility and the reality of market sell-offs can test an investor’s mettle, we’d like to remind you as a retirement investor that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/21 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

4

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select BlackRock Global Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers and without geographic or market capitalization limits. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 15.52%, significantly underperforming the 29.33% return of the FTSE World Index (the “benchmark”), which measures the performance of the large- and mid-capitalization universe for developed and advanced emerging market segments. It is part of the FTSE Global Equity Index Series. The Fund significantly outperformed the -3.33% return of the FTSE World Government Bond Index (WGBI), which measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The Fund underperformed the 15.73% return of the Custom Global Allocation Index that comprises the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market; the FTSE World ex U.S. Index, an unmanaged, market-capitalization-weighted index representing the performance of the large and mid cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series excluding the United States; the ICE BofAML Current 5-Year U.S. Treasury Index, an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond; and the FTSE Non-U.S. Dollar World Government Bond Index, which measures the performance of fixed-rate, local currency, investment-grade sovereign bonds of all WGBI countries except the United States and is stated in U.S. dollar terms. It is a subset of the FTSE WGBI. The weightings of the component indexes are 36%, 24%, 24%, and 16%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund is managed as a highly diversified portfolio invested across multiple asset classes, regions, sectors, currencies, and individual securities. The performance of any individual security is not intended to have a significant impact on the overall return of the Fund. Given the diversified composition of the Fund, the commentary below reflects the general themes affecting Fund performance over the period.

Within equities, stock selection within the consumer discretionary and industrial sectors weighed on the Fund’s returns during the reporting period. Short positioning on U.S. index futures as a way to tactically manage the Fund’s overweight allocation to equities also detracted from performance. Positioning within U.S. Treasuries, notably the long end of the yield curve, negatively impacted returns. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) Exposure to gold-related securities and cash equivalents also detracted from the Fund’s performance.

Turning to the positive, an overweight allocation to equities contributed to performance for the period ended September 30, 2021. Within equities, Fund holdings within information technology and financial sectors contributed to returns. Within fixed income, a broad underweight allocation to government bonds proved beneficial. The Fund’s exposure to credit, Chinese government bonds, and to securitized assets also contributed to performance.

At fiscal year-end, the Fund’s portfolio had an overweight allocation to equities and cash equivalents, an underweight allocation to fixed income, and modest exposure to commodities. Within equities, the Fund’s largest overweight allocations were to the consumer discretionary, communication services, health care, energy, and materials sectors; its largest underweight allocations were to the consumer staples, financial, and real estate sectors. The Fund had overweight allocations to Europe, the U.S., and China, with underweight allocations to Japan and Australia. Within fixed income, the Fund had an underweight allocation to developed market government bonds, and overweight allocations to securitized debt, corporate credit, and bank loans. From a

5

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

duration perspective, the total portfolio duration was 0.4 years versus a benchmark duration of 2.7 years (total portfolio duration assumes equity duration of 0). From a currency perspective, the Fund had an overweight allocation to the U.S. dollar and an underweight allocation to the euro.

The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

Subadviser outlook

BlackRock continues to believe that equities offer investors the best risk-reward opportunities. During the fiscal year, supply-related constraints caused investors to question the strength of the economic recovery, corporate revenue growth, and margin sustainability. Despite the ongoing risks posed by rising input costs, Fund management remains positively inclined toward risk assets due to their unprecedented strength on the demand side of the economy, coupled with historically easy financial conditions. At this point in the economic cycle, Fund management plans to focus on companies with a propensity to deliver strong and consistent earnings growth, rather than positioning for a big rebound in valuations. Within fixed income, BlackRock believes that above-average economic growth could propel real interest rates in a modestly upward trajectory. As a result, Fund management plans to remain underweight duration. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Consequently, BlackRock is emphasizing less duration-sensitive assets, such as high yield, bank loans, securitized assets, and emerging-market debt.

MassMutual Select BlackRock Global Allocation Fund Largest Holdings (% of Net Assets) on 9/30/21
Uniform Mortgage Backed Securities TBA 2.500% 1/07/51	3.1%
Microsoft Corp.	2.3%
Alphabet, Inc. Class C	1.8%
Apple, Inc.	1.7%
Amazon.com, Inc.	1.3%
UnitedHealth Group, Inc.	1.0%
Johnson & Johnson	1.0%
China Government International Bond 2.680% 5/21/30	1.0%
Bank of America Corp.	0.8%
Enbridge, Inc.	0.8%
14.8%

MassMutual Select BlackRock Global Allocation Fund Portfolio Characteristics (% of Net Assets) on 9/30/21
Equities	67.1%
Bond & Notes	18.6%
Mutual Funds	2.6%
Purchased Options	0.4%
Total Long-Term Investments	88.7%
Short-Term Investments and Other Assets and Liabilities	11.3%
Net Assets	100.0%
Equities Sold Short	(0.4)%

6

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	15.58%	9.06%		6.60%
Class R5	12/01/2009	15.52%	8.95%	7.82%
Service Class	12/01/2009	15.40%	8.84%	7.73%
Administrative Class	12/01/2009	15.24%	8.73%	7.58%
Class A	12/01/2009	15.05%	8.48%	7.34%
Class A (sales load deducted)*	12/01/2009	8.72%	7.26%	6.73%
Class R4	04/01/2014	15.22%	8.59%		6.13%
Class R3	04/01/2014	14.86%	8.32%		5.87%
FTSE World Index#		29.33%	14.01%	12.79%	10.39%
FTSE World Government Bond Index		-3.33%	1.35%	1.06%	1.40%
Custom Global Allocation Index		15.73%	9.15%	8.63%	7.29%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

7

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 67.1%
COMMON STOCK — 66.0%
Australia — 0.1%
Australia & New Zealand Banking Group Ltd.	523	$10,552
BHP Group Ltd. (a)	2,371	63,726
Commonwealth Bank of Australia	96	7,154
CSL Ltd.	209	44,073
Fortescue Metals Group Ltd.	4,094	43,174
Goodman Group	1,150	17,852
National Australia Bank Ltd.	399	7,952
Quintis Group (Acquired 7/20/16-12/04/18, Cost $355,478) (b) (c) (d) (e)	578,796	548,157
Rio Tinto Ltd.	254	18,049
Westpac Banking Corp.	578	10,748
Woodside Petroleum Ltd.	3,159	54,359
		825,796
Belgium — 0.0%
KBC Group NV	91	8,169
Bermuda — 0.0%
Brilliance China Automotive Holding Ltd. (d) (e)	6,000	2,397
HengTen Networks Group Ltd. (e)	52,000	15,326
IHS Markit Ltd.	420	48,980
Jardine Matheson Holdings Ltd.	200	10,518
Nine Dragons Paper Holdings Ltd.	12,000	14,674
		91,895
Brazil — 0.1%
B3 SA - Brasil Bolsa Balcao	24,844	58,121
Banco do Brasil SA	5,469	29,023
BB Seguridade Participacoes SA	3,353	12,284
Cia Siderurgica Nacional SA	1,959	10,335
Engie Brasil Energia SA	4,072	28,010
Magazine Luiza SA	33,079	87,105
Petroleo Brasileiro SA	3,982	20,584
Suzano SA (e)	6,552	65,595
Vale SA	870	12,180
Vale SA Sponsored ADR	27,923	389,526
WEG SA	1,843	13,412
		726,175
British Virgin Islands — 0.1%
Capri Holdings Ltd. (e)	10,605	513,388
Canada — 0.9%
Alimentation Couche-Tard, Inc. Class B	605	23,147
Bank of Montreal	158	15,774
The Bank of Nova Scotia	125	7,694

	Number of Shares	Value
Brookfield Asset Management, Inc. Class A	202	$10,824
Brookfield Renewable Corp. Class A	300	11,653
Canadian Natural Resources Ltd.	989	36,160
CGI, Inc. (e)	1,017	86,388
Enbridge, Inc.	137,456	5,476,101
George Weston Ltd.	132	14,238
Lions Gate Entertainment Corp. Class A (e)	5,016	71,177
Loblaw Cos. Ltd.	225	15,441
Nutrien Ltd.	440	28,559
Restaurant Brands International, Inc.	359	21,995
Royal Bank of Canada	111	11,045
Saputo, Inc.	844	21,463
Shopify, Inc. Class A (e)	16	21,718
Shopify, Inc. Class A (e)	307	416,224
TC Energy Corp. (a)	466	22,428
Thomson Reuters Corp.	439	48,541
The Toronto-Dominion Bank	400	26,480
Waste Connections, Inc.	87	10,956
		6,398,006
Cayman Islands — 1.7%
AAC Technologies Holdings, Inc.	19,000	90,202
Alibaba Group Holding Ltd. (e)	35,900	667,740
Alibaba Group Holding Ltd. Sponsored ADR (e)	9,815	1,453,111
Angelalign Technology, Inc. (e) (f)	2,600	110,523
ANTA Sports Products Ltd.	22,000	412,226
Autohome, Inc. ADR	625	29,331
Baidu, Inc. Sponsored ADR (e)	28	4,305
China Evergrande Group	86,000	32,341
China Feihe Ltd. (f)	24,000	40,427
China Hongqiao Group Ltd.	42,000	52,871
China Resources Cement Holdings Ltd.	18,000	17,316
Dali Foods Group Co. Ltd. (f)	15,500	9,280
Diversey Holdings Ltd. (e)	76,836	1,232,450
ENN Energy Holdings Ltd.	7,100	116,269
Haidilao International Holding Ltd. (f)	41,000	155,138
Hansoh Pharmaceutical Group Co. Ltd. (f)	84,000	213,072
Hedosophia European Growth (e)	20,637	231,877
Hengan International Group Co. Ltd.	2,500	13,390
Highland Transcend Partners I Corp. (e)	21,145	220,965
Huazhu Group Ltd. ADR (e)	1,801	82,594
Hygeia Healthcare Holdings Co. Ltd. (f)	22,200	164,496
ION Acquisition Corp. 2 Ltd. (e)	10,504	105,250
JD Health International, Inc. (e) (f)	84,450	806,012

The accompanying notes are an integral part of the consolidated financial statements.

8

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Jinxin Fertility Group Ltd. (e) (f)	120,000	$178,283
KE Holdings, Inc. ADR (e)	762	13,914
Kingdee International Software Group Co. Ltd. (e)	104,000	344,304
Kingsoft Corp. Ltd.	30,200	119,059
Li Auto, Inc. ADR (a) (e)	26,918	707,674
Meituan (e) (f)	2,800	87,435
Microport Cardioflow Medtech Corp. (e) (f)	151,000	120,705
Ming Yuan Cloud Group Holdings Ltd.	32,000	109,912
NetEase.com, Inc. ADR	1,138	97,185
Sands China Ltd. (e)	6,800	13,936
Sea Ltd. ADR (e)	1,825	581,682
Smoore International Holdings Ltd. (f)	1,000	4,648
Tencent Holdings Ltd.	40,200	2,357,096
Tingyi Cayman Islands Holding Corp.	20,000	37,162
Vipshop Holdings Ltd. ADR (e)	2,742	30,546
Want Want China Holdings Ltd.	162,000	122,361
Wuxi Biologics Cayman, Inc. (e) (f)	17,598	284,441
Yihai International Holding Ltd.	28,000	154,957
Zai Lab Ltd. ADR (e)	34	3,583
		11,630,069
China — 0.9%
Agricultural Bank of China Ltd. Class H	170,000	58,118
Aier Eye Hospital Group Co. Ltd. Class A	24,632	202,761
Amoy Diagnostics Co. Ltd. Class A	14,450	178,777
Anhui Gujing Distillery Co. Ltd. Class B	400	5,213
Asymchem Laboratories Tianjin Co. Ltd. Class A	2,527	173,744
Autobio Diagnostics Co. Ltd. Class A	7,707	63,629
Bank of China Ltd. Class H	63,000	22,180
BYD Co. Ltd. Class A	20,300	784,058
China CITIC Bank Class H	16,000	7,219
China Construction Bank Corp. Class H	106,000	75,191
China COSCO Holdings Co. Ltd. Class H (e)	38,100	57,686
China Galaxy Securities Co. Ltd. Class H	13,500	7,816
China Life Insurance Co. Ltd. Class H	12,000	19,571
China Merchants Bank Co. Ltd. Class H	17,000	134,929
China National Building Material Co. Ltd. Class H	62,000	83,646
China Pacific Insurance Group Co. Ltd. Class H	6,400	18,821

	Number of Shares	Value
China Petroleum & Chemical Corp. Class H	150,000	$73,825
China Tower Corp. Ltd. Class H (f)	96,000	12,567
Contemporary Amperex Technology Co. Ltd. Class A	19,200	1,562,551
COSCO SHIPPING Holdings Co. Ltd. Class A (e)	6,600	17,480
Dongfeng Motor Group Co. Ltd. Class H	40,000	35,686
Foshan Haitian Flavouring & Food Co. Ltd. Class A	7,100	120,666
Ganfeng Lithium Co. Ltd. Class H (f)	13,800	238,887
Glodon Co. Ltd. Class A	13,900	143,357
Guangdong Marubi Biotechnology Co. Ltd. Class A	8,152	47,264
Guangzhou Automobile Group Co. Ltd. Class H	10,000	8,723
Guangzhou Baiyun International Airport Co. Ltd.	135,300	224,319
Haitong Securities Co. Ltd. Class H	9,200	8,399
Hangzhou Robam Appliances Co. Ltd. Class A	16,400	85,736
Hangzhou Tigermed Consulting Co. Ltd. Class H (f)	5,800	123,049
Huaneng Power International, Inc. Class H	20,000	10,751
Hundsun Technologies, Inc. Class A	21,193	187,910
Industrial & Commercial Bank of China Ltd. Class H	180,000	99,369
Industrial Bank Co. Ltd. Class A	2,500	7,083
Intco Medical Technology Co. Ltd. Class A	1,650	14,981
Jafron Biomedical Co. Ltd. Class A	5,400	48,793
Jiangsu Hengrui Medicine Co. Ltd. Class A	20,000	155,336
Mango Excellent Media Co. Ltd., Class A	1,900	12,720
Nongfu Spring Co. Ltd. Class H (f)	4,200	21,236
PetroChina Co. Ltd. Class H	68,000	31,831
Pharmaron Beijing Co. Ltd. Class H (f)	700	16,634
PICC Property & Casualty Co. Ltd. Class H	34,000	32,805
Ping An Insurance Group Co. of China Ltd. Class A	12,544	93,369
Ping An Insurance Group Co. of China Ltd. Class H	16,500	111,961
Shanghai International Airport Co. Ltd. Class A (e)	31,500	215,455
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	600	35,712

The accompanying notes are an integral part of the consolidated financial statements.

9

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
TCL Technology Group Corp., Class A	4,700	$4,553
Venus MedTech Hangzhou, Inc. Class H (e) (f)	32,500	166,418
Venustech Group, Inc. Class A	27,650	118,144
WuXi AppTec Co. Ltd. Class A	7,224	170,895
Yifeng Pharmacy Chain Co. Ltd. Class A	13,884	111,840
Yonyou Network Technology Co. Ltd. Class A	40,028	205,265
		6,468,929
Denmark — 0.3%
AP Moller - Maersk A/S Class A	39	99,790
AP Moller - Maersk A/S Class B	37	100,084
DSV A/S	3,833	915,114
Genmab A/S (e)	824	359,993
Novo Nordisk A/S Class B	3,951	380,027
Pandora A/S	4,078	494,539
		2,349,547
Finland — 0.2%
Kone OYJ Class B	74	5,189
Neste OYJ	20,750	1,171,107
Nokia OYJ (e)	2,035	11,195
		1,187,491
France — 2.5%
Alstom SA	52,874	2,006,116
Arkema SA	15,936	2,108,062
BNP Paribas SA (a)	15,282	978,895
Cie de Saint-Gobain	23,226	1,564,319
Cie Generale des Etablissements Michelin SCA	64	9,822
Credit Agricole SA	1,318	18,184
Danone SA	29,088	1,985,400
Electricite de France SA	2,625	32,964
EssilorLuxottica SA	10,995	2,102,426
Faurecia SE	2	93
Kering SA	782	556,179
LVMH Moet Hennessy Louis Vuitton SE	3,313	2,369,007
Orange SA	3,137	33,984
Pernod-Ricard SA	209	45,706
Safran SA	21,969	2,754,475
Sartorius Stedim Biotech	10	5,582
Schneider Electric SA	678	112,724
Societe Generale SA	13,151	412,902
TotalEnergies SE	454	21,755
Worldline SA (e) (f)	93	7,096
		17,125,691

	Number of Shares	Value
Germany — 3.4%
adidas AG	8,396	$2,645,637
Allianz SE	12,372	2,790,427
Auto1 Group SE (e) (f)	30,154	1,102,437
BASF SE	441	33,601
Bayerische Motoren Werke AG	681	65,365
Daimler AG Registered	40,731	3,620,797
Deutsche Boerse AG	551	89,695
Deutsche Post AG Registered	235	14,811
Deutsche Telekom AG	176,042	3,549,387
Evonik Industries AG	459	14,538
Fresenius Medical Care AG & Co. KGaA	371	26,145
Fresenius SE & Co. KGaA	285	13,702
Infineon Technologies AG	19,251	791,392
Puma SE	13,396	1,497,133
SAP SE	362	49,041
Siemens AG	30,947	5,086,972
Siemens Healthineers AG (f)	211	13,730
Vantage Towers AG	65,962	2,237,097
Vitesco Technologies Group AG (e)	7	390
		23,642,297
Hong Kong — 0.5%
AIA Group Ltd.	242,400	2,791,028
CITIC Ltd.	2,000	2,109
CLP Holdings Ltd.	8,500	81,756
Hang Lung Properties Ltd.	83,000	188,674
Hong Kong & China Gas Co. Ltd.	3,000	4,544
Hysan Development Co. Ltd.	20,000	65,087
Lenovo Group Ltd.	26,000	27,891
Sun Art Retail Group Ltd.	23,000	10,578
		3,171,667
India — 0.2%
HCL Technologies Ltd.	5,597	96,160
Indian Oil Corp. Ltd.	18,854	31,395
InterGlobe Aviation Ltd. (e) (f)	4,060	110,033
Reliance Industries Ltd.	8,164	205,126
Reliance Industries Ltd.	32,102	1,082,051
Tata Consultancy Services Ltd.	539	27,316
		1,552,081
Indonesia — 0.0%
Bank Central Asia Tbk PT	87,100	213,047
Ireland — 0.3%
Accenture PLC Class A	209	66,863
Aon PLC Class A	59	16,860
Eaton Corp. PLC	804	120,045
Johnson Controls International PLC	6,134	417,603
Linde PLC	1,497	439,190

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Medtronic PLC	933	$116,952
Trane Technologies PLC	2,246	387,772
Willis Towers Watson PLC	388	90,194
		1,655,479
Israel — 0.0%
SimilarWeb Ltd. (e)	4,534	94,897
Italy — 0.9%
Assicurazioni Generali SpA	6,283	133,670
Enel SpA	340,906	2,617,318
Eni SpA	1,321	17,588
Intesa Sanpaolo	1,315,742	3,732,779
		6,501,355
Japan — 1.4%
Aisin Corp.	1,400	50,882
Asahi Kasei Corp.	1,500	16,011
Astellas Pharma, Inc.	5,050	83,268
Chugai Pharmaceutical Co. Ltd.	800	29,306
Daifuku Co. Ltd.	2,900	272,695
Disco Corp.	1,400	391,886
Eisai Co. Ltd.	100	7,531
Fanuc Ltd.	2,500	547,284
Fujitsu	100	18,161
GMO Payment Gateway, Inc.	2,500	316,739
Honda Motor Co. Ltd.	900	27,756
Hoya Corp.	16,609	2,597,613
Japan Post Bank Co. Ltd.	1,600	13,693
Kao Corp.	1,500	89,373
Keyence Corp.	1,735	1,039,586
Kirin Holdings Co. Ltd.	2,200	40,863
Kose Corp.	5,100	611,291
Mitsubishi Electric Corp.	5,500	76,496
Mitsui & Co. Ltd.	400	8,677
Mizuho Financial Group, Inc.	4,200	59,128
NEC Corp.	1,600	86,857
Nexon Co. Ltd.	800	12,907
Nidec Corp.	400	44,374
Nippon Paint Holdings Co. Ltd.	2,900	31,547
Nissan Motor Co. Ltd. (e)	4,300	21,565
Nomura Holdings, Inc.	18,900	92,897
Olympus Corp.	1,900	41,726
Ono Pharmaceutical Co. Ltd.	1,000	22,807
Oracle Corp.	1,000	87,986
Oriental Land Co. Ltd.	3,900	631,605
Panasonic Corp.	1,900	23,583
Recruit Holdings Co. Ltd.	17,709	1,079,812
Seven & i Holdings Co. Ltd.	400	18,152
Softbank Corp.	1,300	17,650
SoftBank Group Corp.	300	17,336

	Number of Shares	Value
Sony Group Corp.	6,600	$734,986
Sumitomo Corp.	1,100	15,379
Sumitomo Mitsui Trust Holdings, Inc.	800	27,398
Suntory Beverage & Food Ltd.	100	4,154
Suzuki Motor Corp.	700	31,201
Toshiba Corp.	100	4,193
Toyota Motor Corp.	2,000	35,776
Z Holdings Corp.	32,100	206,002
		9,588,132
Luxembourg — 0.1%
ArcelorMittal SA	10,349	312,268
Globant SA (e)	14	3,934
InPost SA (e)	16,379	270,174
		586,376
Mexico — 0.0%
Grupo Bimbo SAB de CV Series A	9,325	26,207
Netherlands — 2.4%
Adyen NV (e) (f)	831	2,310,646
Akzo Nobel NV	16,283	1,773,069
ASML Holding NV	5,553	4,096,294
Ferrari NV	2,345	490,906
Heineken Holding NV	200	17,386
ING Groep NV	306,020	4,441,628
Koninklijke Ahold Delhaize NV	1,255	41,607
Koninklijke Philips NV	492	21,807
NXP Semiconductors NV	12,928	2,532,207
Prosus NV	494	38,907
QIAGEN NV (a) (e)	9,794	506,154
Schlumberger NV	446	13,220
Stellantis Nv	1,385	26,447
STMicroelectronics NV	4,764	207,698
		16,517,976
New Zealand — 0.0%
Xero Ltd. (e)	54	5,381
Norway — 0.0%
LINK Mobility Group Holding ASA (e)	19,500	75,389
Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	1,009	20,804
Portugal — 0.0%
Jeronimo Martins SGPS SA	6,985	139,091
Republic of Korea — 0.7%
Amorepacific Corp.	8,091	1,206,230
Hana Financial Group, Inc.	910	35,125
Kakao Corp.	9,486	929,277
KB Financial Group, Inc.	787	36,594
Kia Corp.	53	3,581
Krafton, Inc. (e)	232	98,365

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
LG Chem Ltd.	1,645	$1,074,511
LG Electronics, Inc.	60	6,365
LG Household & Health Care Ltd.	10	11,240
Lotte Chemical Corp.	60	12,171
NCSoft Corp.	206	104,295
POSCO	524	145,638
Samsung Biologics Co. Ltd. (e) (f)	36	26,349
Samsung Electronics Co. Ltd.	687	42,758
Samsung Fire & Marine Insurance Co. Ltd.	102	20,126
Samsung SDI Co. Ltd.	1,639	985,958
SK Hynix, Inc.	164	14,142
SK Innovation Co. Ltd. (e)	176	38,815
		4,791,540
Saudi Arabia — 0.0%
Dr Sulaiman Al Habib Medical Services Group Co.	191	8,852
Singapore — 0.1%
DBS Group Holdings Ltd.	10,200	226,500
United Overseas Bank Ltd.	11,700	221,290
		447,790
South Africa — 0.0%
AngloGold Ashanti Ltd.	179	2,848
Impala Platinum Holdings Ltd.	2,960	33,117
Kumba Iron Ore Ltd.	844	27,791
		63,756
Spain — 0.4%
Cellnex Telecom SA (f)	46,341	2,856,549
Endesa SA	2,106	42,475
Iberdrola SA	6,514	65,059
		2,964,083
Sweden — 1.0%
Atlas Copco AB Class A	8,440	511,973
Atlas Copco AB Class B	237	12,115
Epiroc AB Class A	14,490	298,673
EQT AB	306	12,604
H & M Hennes & Mauritz AB (e)	3,054	61,920
Hexagon AB Class B	50,409	776,711
Sandvik AB	92,445	2,109,791
Svenska Handelsbanken AB Class A	3,624	40,653
Swedbank AB Class A	14,786	299,082
Volvo AB Class A	284	6,439
Volvo AB Class B	113,468	2,549,322
		6,679,283
Switzerland — 0.9%
ABB Ltd. Registered	10,686	356,187
Alcon, Inc.	4,152	334,112
Cie Financiere Richemont SA	4,003	412,763

	Number of Shares	Value
Holcim Ltd.	1,151	$55,375
Kuehne & Nagel International AG Registered	159	54,028
Lonza Group AG Registered	913	684,011
Nestle SA	4,497	541,074
Novartis AG Registered	512	42,005
On Holding AG, Class A (e)	1,395	42,031
Partners Group Holding AG	16	24,907
Roche Holding AG	47	17,151
SGS SA Registered	11	31,985
Sika AG Registered	2,579	815,725
Straumann Holding AG Registered	337	603,064
TE Connectivity Ltd.	15,972	2,191,678
Zurich Financial Services AG	23	9,378
		6,215,474
Taiwan — 1.0%
ASE Technology Holding Co. Ltd.	3,000	11,678
Asustek Computer Inc	2,000	23,239
Cathay Financial Holding Co. Ltd.	61,000	124,886
Chunghwa Telecom Co. Ltd.	36,000	142,390
Evergreen Marine Corp. Taiwan Ltd.	6,000	26,373
Formosa Chemicals & Fibre Corp.	33,000	98,438
Formosa Plastics Corp.	29,000	116,603
Fubon Financial Holding Co. Ltd.	75,600	206,220
Hon Hai Precision Industry Co. Ltd.	36,080	134,837
MediaTek, Inc.	3,000	96,700
Nan Ya Plastics Corp.	40,000	129,705
Nanya Technology Corp.	4,000	9,319
Novatek Microelectronics Corp.	5,000	72,591
Taiwan Semiconductor Manufacturing Co. Ltd.	263,000	5,423,335
Uni-President Enterprises Corp.	55,000	133,762
United Microelectronics Corp.	11,000	25,100
Yageo Corporation	11,000	172,564
		6,947,740
Thailand — 0.0%
Intouch Holdings PCL	73,500	174,871
United Kingdom — 3.4%
Alphawave IP Group PLC (e)	69,703	217,242
Anglo American PLC	13,475	464,818
Aptiv PLC (e)	10,878	1,620,496
AstraZeneca PLC	31,411	3,781,401
AstraZeneca PLC Sponsored ADR (United Kingdom)	82	4,925
Atlassian Corp. PLC Class A (e)	1,748	684,202
Auto Trader Group PLC (f)	33,092	261,854
Barclays PLC	7,456	19,016
Berkeley Group Holdings PLC	6,189	362,530

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
BHP Group PLC	20,813	$518,728
BP PLC	3,453	15,642
BP PLC Sponsored ADR	22,249	608,065
British American Tobacco PLC	503	17,549
Coca-Cola Europacific Partners PLC	176	9,731
Compass Group PLC (e)	84,853	1,736,119
Diageo PLC	2,485	119,735
Experian PLC	311	12,919
Ferguson PLC	3,229	447,613
Genius Sports Ltd. (a) (e)	11,749	219,236
GlaxoSmithKline PLC	2,504	47,264
Legal & General Group PLC	15,084	56,961
Lloyds Banking Group PLC	7,669,550	4,770,845
London Stock Exchange Group PLC	101	10,091
National Grid PLC	1,782	21,197
Natwest Group PLC	6,840	20,756
NMC Health PLC (b) (d) (e)	27,178	—
Reckitt Benckiser Group PLC	79	6,183
RELX PLC	923	26,599
Rio Tinto PLC	7,358	485,821
Royal Dutch Shell PLC Class A	1,767	39,036
Royal Dutch Shell PLC Class B	1,067	23,639
Sensata Technologies Holding PLC (e)	2,085	114,091
Spirax-Sarco Engineering PLC	1,914	384,654
THG PLC (e)	309,120	2,097,118
Unilever PLC	65,955	3,565,397
Vodafone Group PLC	753,532	1,139,823
		23,931,296
United States — 42.5%
3M Co.	71	12,455
Abbott Laboratories	41,380	4,888,219
AbbVie, Inc.	38,630	4,167,018
Adobe, Inc. (e)	321	184,806
Advance Auto Parts, Inc.	2,123	443,473
Advanced Micro Devices, Inc. (e)	284	29,224
Agilent Technologies, Inc.	696	109,641
Air Products & Chemicals, Inc.	10,750	2,753,182
Airbnb, Inc.Class A (e)	2,656	445,544
Align Technology, Inc. (e)	20	13,309
Alnylam Pharmaceuticals, Inc. (e)	3,383	638,744
Alphabet, Inc. Class A (e)	105	280,720
Alphabet, Inc. Class C (e) (g)	4,708	12,548,279
Altair Engineering, Inc. Class A (e)	8,291	571,582
AltC Acquisition Corp. (e)	20,946	205,480
Amazon.com, Inc. (e) (g)	2,693	8,846,613
American Electric Power Co., Inc.	236	19,158
American Express Co.	72	12,062
American Tower Corp.	18,009	4,779,769

	Number of Shares	Value
American Water Works Co., Inc.	2,561	$432,911
Ameriprise Financial, Inc.	31	8,188
Analog Devices, Inc.	61	10,216
Anthem, Inc.	6,778	2,526,838
Apple, Inc. (g)	85,567	12,107,730
Applied Materials, Inc.	20,750	2,671,147
Aramark	1,851	60,824
Autodesk, Inc. (e)	8,813	2,513,203
AutoZone, Inc. (e)	19	32,262
Bank of America Corp.	129,699	5,505,723
The Bank of New York Mellon Corp.	795	41,213
Bath & Body Works, Inc.	9,552	602,063
Baxter International, Inc.	1,132	91,047
Becton Dickinson and Co.	213	52,360
Berkshire Hathaway, Inc. Class B (e)	2,008	548,063
Best Buy Co., Inc.	3,463	366,074
Biogen, Inc. (e)	47	13,301
The Blackstone, Inc.	47	5,468
Blend Labs, Inc.Class A (e)	26,125	352,165
Booking Holdings, Inc. (e)	3	7,122
Boston Scientific Corp. (e)	115,424	5,008,247
Bright Horizons Family Solutions, Inc. (e)	791	110,281
Bristol-Myers Squibb Co.	47,682	2,821,344
Broadcom, Inc.	47	22,792
Brown-Forman Corp. Class B	389	26,067
Cadence Design Systems, Inc. (e)	2,891	437,813
California Resources Corp. (e)	12,332	505,612
Capital One Financial Corp.	29,612	4,796,256
Carrier Global Corp.	9,428	487,993
Centene Corp. (e)	146	9,097
Cerner Corp.	1,499	105,709
The Charles Schwab Corp.	58,950	4,293,918
Charter Communications, Inc. Class A (e)	4,131	3,005,550
Cigna Corp.	718	143,715
Cintas Corp.	17	6,471
Citigroup, Inc.	184	12,913
CME Group, Inc.	2,504	484,224
Cognizant Technology Solutions Corp. Class A	371	27,532
Colgate-Palmolive Co.	143	10,808
Comcast Corp. Class A (g)	89,274	4,993,095
ConocoPhillips	77,397	5,245,195
Consolidated Edison, Inc.	111	8,057
Constellation Brands, Inc. Class A (h)	973	205,001
Corteva, Inc.	1,336	56,219
Costco Wholesale Corp.	9,258	4,160,082
Crowdstrike Holdings, Inc. Class A (e)	5,755	1,414,464

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Crown Castle International Corp.	751	$130,163
CSX Corp.	290	8,625
D.R. Horton, Inc.	33,014	2,772,186
Danaher Corp.	585	178,097
Danimer Scientific, Inc. (a) (e)	3,788	61,896
Datadog, Inc. Class A (e)	2,041	288,495
Deere & Co.	1,229	411,801
Dell Technologies Class C (e)	19,591	2,038,248
Delta Air Lines, Inc. (e)	8,649	368,534
Devon Energy Corp.	8,812	312,914
DexCom, Inc. (e)	1,313	718,027
Diamondback Energy, Inc.	853	80,753
DocuSign, Inc. (e)	159	40,931
Dollar Tree, Inc. (e)	256	24,504
Dominion Energy, Inc.	75	5,476
Dow, Inc.	733	42,191
Duke Energy Corp.	135	13,175
Dynatrace, Inc. (e)	7,330	520,210
Edwards Lifesciences Corp. (e)	16,900	1,913,249
Electronic Arts, Inc.	165	23,471
Eli Lilly & Co.	84	19,408
Emerson Electric Co.	1,460	137,532
Energy Transfer LP	27,583	264,245
EPAM Systems, Inc. (e)	395	225,340
EQT Corp. (e)	141,406	2,893,167
Equity Residential	425	34,391
The Estee Lauder Cos., Inc. Class A	828	248,342
Eversource Energy	181	14,799
Expedia Group, Inc. (e)	2,430	398,277
Exxon Mobil Corp.	1,393	81,936
Facebook, Inc. Class A (e)	8,757	2,972,038
Fair Isaac Corp. (e)	789	313,967
FedEx Corp.	1,943	426,080
Fidelity National Information Services, Inc.	430	52,322
Fiserv, Inc. (e)	230	24,955
Ford Motor Co. (e)	35,943	508,953
Fortinet, Inc. (e)	2,872	838,739
Fortive Corp.	56,974	4,020,655
Fortune Brands Home & Security, Inc.	3,866	345,698
Freeport-McMoRan, Inc.	107,645	3,501,692
Frontier Communications Parent, Inc. (e)	11,339	316,018
Generac Holdings, Inc. (e)	662	270,540
Gilead Sciences, Inc.	111	7,753
Global Payments, Inc.	11,399	1,796,254
The Goldman Sachs Group, Inc.	54	20,414
Green Plains, Inc. (e)	7,750	253,037
HCA Healthcare, Inc.	146	35,437

	Number of Shares	Value
Hilton Worldwide Holdings, Inc. (e)	6,925	$914,862
Honeywell International, Inc.	52	11,039
Hormel Foods Corp.	671	27,511
HP, Inc.	1,921	52,559
Humana, Inc.	79	30,743
IDEXX Laboratories, Inc. (e)	156	97,016
Illinois Tool Works, Inc.	266	54,964
Illumina, Inc. (e)	289	117,221
Insulet Corp. (e)	407	115,682
Intel Corp.	1,244	66,280
IntercontinentalExchange, Inc.	101	11,597
International Flavors & Fragrances, Inc.	12,819	1,714,157
International Paper Co.	1,033	57,765
Intuit, Inc.	89	48,016
Intuitive Surgical, Inc. (e)	2,009	1,997,247
IQVIA Holdings, Inc. (e)	530	126,956
Johnson & Johnson (g)	41,749	6,742,463
JP Morgan Chase & Co.	5,038	824,670
Keurig Dr Pepper, Inc.	235	8,028
Khosla Ventures Acquisition Co. (e)	21,089	208,148
KLA Corp.	33	11,039
The Kroger Co.	1,930	78,030
Lam Research Corp.	157	89,357
Las Vegas Sands Corp. (e)	10,011	366,403
Liberty Broadband Corp. Class A (e)	122	20,539
Liberty Broadband Corp. Class C (e)	182	31,431
Liberty Media Acquisition Co. (e)	41,914	432,972
Liberty Media Corp-Liberty SiriusXM Class A (e)	24,588	1,159,816
Liberty Media Corp-Liberty SiriusXM Class C (e)	34,025	1,615,167
Live Nation Entertainment, Inc. (e)	4,477	407,989
Lockheed Martin Corp.	72	24,847
Lookout, Inc. (Acquired 3/04/15, Cost $42,391) (b) (c) (d) (e)	3,711	40,747
Lowe’s Cos., Inc.	14,224	2,885,481
Lululemon Athletica, Inc. (e)	124	50,183
LyondellBasell Industries NV Class A	236	22,149
ManpowerGroup, Inc.	1,966	212,878
Marqeta, Inc. Class A (e)	10,608	234,649
Marsh & McLennan Cos., Inc.	24,735	3,745,621
Masco Corp.	50,084	2,782,166
Masimo Corp. (e)	1,892	512,183
Mastercard, Inc. Class A	13,725	4,771,908
McDonald’s Corp.	14,745	3,555,167
Medallia, Inc. (e)	27,166	920,112
MercadoLibre, Inc. (e)	1,894	3,180,784
Merck & Co., Inc.	527	39,583

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Micron Technology, Inc.	38,382	$2,724,354
Microsoft Corp. (g)	56,372	15,892,394
Moderna, Inc. (e)	1,917	737,777
MongoDB, Inc. (e)	1,170	551,667
Monster Beverage Corp. (e)	1,814	161,138
Moody’s Corp.	33	11,719
Morgan Stanley	35,235	3,428,718
Netflix, Inc. (e)	74	45,165
New Relic, Inc. (e)	3,935	282,415
Newmont Corp.	154	8,362
NextEra Energy, Inc.	66,496	5,221,266
NIKE, Inc. Class B	3,200	464,736
Northern Trust Corp.	982	105,869
NVIDIA Corp.	14,662	3,037,380
O’Reilly Automotive, Inc. (e)	531	324,473
Okta, Inc. (e)	2,240	531,642
Oracle Corp.	191	16,642
Organon & Co.	181	5,935
Otis Worldwide Corp.	1,235	101,616
Ovintiv, Inc.	2,385	78,419
Palo Alto Networks, Inc. (e)	1,779	852,141
Parker Hannifin Corp.	7,470	2,088,761
PayPal Holdings, Inc. (e)	11,439	2,976,542
Peloton Interactive, Inc. Class A (e)	17,430	1,517,281
Penn National Gaming, Inc. (e)	5,712	413,892
PepsiCo, Inc.	2,882	433,482
Pfizer, Inc.	484	20,817
Philip Morris International, Inc.	171	16,209
Pinterest, Inc. Class A (e)	873	44,479
Playtika Holding Corp. (e)	74,453	2,057,136
PPG Industries, Inc.	16,687	2,386,408
The Procter & Gamble Co.	59	8,248
The Progressive Corp.	139	12,564
Prologis, Inc.	702	88,052
Public Storage	57	16,935
PubMatic, Inc. (a) (e)	4,602	121,263
PVH Corp. (e)	4,487	461,219
QUALCOMM, Inc.	4,013	517,597
Quest Diagnostics, Inc.	3,613	525,005
Regeneron Pharmaceuticals, Inc. (e)	1,225	741,345
ResMed, Inc.	1,963	517,349
RingCentral, Inc. Class A (e)	827	179,872
Robert Half International, Inc.	2,609	261,761
Rockwell Automation, Inc.	296	87,036
Roku, Inc. (e)	15	4,700
Ross Stores, Inc.	93	10,123
S&P Global, Inc.	21	8,923
salesforce.com, Inc. (e)	19,059	5,169,182
SBA Communications Corp.	271	89,584

	Number of Shares	Value
Seagen, Inc. (e)	4,138	$702,632
Sempra Energy	30,344	3,838,516
ServiceNow, Inc. (e)	5,611	3,491,557
The Sherwin-Williams Co.	45	12,588
SmartRent, Inc. (a) (e)	26,286	342,244
Snap, Inc. Class A (e)	56	4,137
Sonos, Inc. (e)	19,272	623,642
The Southern Co.	245	15,183
Southwest Airlines Co. (e)	348	17,898
Splunk, Inc. (e)	2,667	385,942
Stanley Black & Decker, Inc.	373	65,391
Starbucks Corp.	397	43,793
Starwood Property Trust, Inc.	13,446	328,217
State Street Corp.	256	21,688
Stryker Corp.	1,323	348,902
Synopsys, Inc. (e)	53	15,869
Sysco Corp.	301	23,628
T-Mobile US, Inc. (e)	268	34,240
Tesla Motors, Inc. (e)	206	159,749
The The Home Depot, Inc.	11,587	3,803,549
Thermo Fisher Scientific, Inc.	7,965	4,550,643
The TJX Cos., Inc.	47,366	3,125,209
Toast, Inc., Class A (e)	4,693	234,415
Toll Brothers, Inc.	6,806	376,304
TransDigm Group, Inc. (e)	1,145	715,133
Twilio, Inc. Class A (e)	2,152	686,596
Twitter, Inc. (e)	181	10,931
U.S. Bancorp	6,398	380,297
Uber Technologies, Inc. (e)	2,138	95,782
Ulta Beauty, Inc. (e)	654	236,042
Union Pacific Corp.	81	15,877
United Parcel Service, Inc. Class B	25,329	4,612,411
United Rentals, Inc. (e)	1,143	401,113
United States Oil Fund LP (e) (i)	3,105	163,199
United States Steel Corp.	9,677	212,604
UnitedHealth Group, Inc.	17,489	6,833,652
Vail Resorts, Inc. (e)	182	60,797
Valero Energy Corp.	35,244	2,487,169
VeriSign, Inc. (e)	2,840	582,228
Verisk Analytics, Inc.	2,421	484,854
Verizon Communications, Inc.	3,329	179,799
Vertex Pharmaceuticals, Inc. (e)	266	48,250
Vertiv Holdings Co.	116,203	2,799,330
VF Corp.	1,911	128,018
Victoria’s Secret & Co. (e)	5,076	280,500
Visa, Inc. Class A	166	36,976
VMware, Inc. Class A (a) (e)	20,007	2,975,041
Vulcan Materials Co.	18,357	3,105,270
Wal-Mart Stores, Inc.	12,927	1,801,765

The accompanying notes are an integral part of the consolidated financial statements.

15

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
The Walt Disney Co. (e)	30,133	$5,097,600
Wells Fargo & Co.	8,400	389,844
Welltower, Inc.	167	13,761
Western Digital Corp. (e)	9,515	537,027
Weyerhaeuser Co.	11,178	397,601
Williams-Sonoma, Inc.	7,450	1,321,108
WillScot Mobile Mini Holdings Corp. (e)	1,988	63,059
Workday, Inc. Class A (e)	1,680	419,815
Wynn Resorts Ltd. (e)	5,506	466,633
Xcel Energy, Inc.	326	20,375
Xilinx, Inc.	3,720	561,683
Yum China Holdings, Inc.	4,220	245,224
Yum! Brands, Inc.	588	71,918
Zimmer Biomet Holdings, Inc.	1,852	271,059
Zoetis, Inc.	2,439	473,507
Zoom Video Communications, Inc. Class A (e)	270	70,605
Zscaler, Inc. (e)	3,119	817,864
		296,186,557

TOTAL COMMON STOCK (Cost $368,106,680)		459,526,577

PREFERRED STOCK — 1.1%
Brazil — 0.0%
Itau Unibanco Holding SA 2.890% BRL	20,660	109,754
Germany — 0.2%
Bayerische Motoren Werke AG 2.190%	172	13,133
Porsche Automobil Holding SE 2.640%	3,322	331,051
Sartorius AG 0.140%	25	15,921
Volkswagen AG 2.590%	5,622	1,259,411
		1,619,516
United Kingdom — 0.1%
Aptiv PLC, Convertible
5.500%	3,561	600,029
United States — 0.8%
2020 Cash Mandatory Exchangeable Trust, Convertible
5.250% (f)	914	1,033,505
Becton Dickinson and Co., Convertible
6.000% (a)	13,598	734,020
Boston Scientific Corp., Convertible
5.500%	2,343	272,725

	Number of Shares	Value
Citigroup Capital XIII, 3 mo. USD LIBOR + 6.370%
6.499% VRN	16,932	$469,863
Databricks, Inc., Series F (Acquired 10/22/19, Cost $283,760)
(b) (c) (d) (e)	6,607	1,456,529
GMAC Capital Trust I, Series 2, 7.542%, 3 mo. USD LIBOR + 5.785%
5.910% VRN (a)	1,352	34,124
Grand Rounds, Inc., Series C (Acquired 3/31/15, Cost $336,853)
(b) (c) (d) (e)	121,323	345,771
Grand Rounds, Inc., Series D (Acquired 5/01/18, Cost $185,458)
(b) (c) (d) (e)	76,520	216,552
Lookout, Inc., Series F (Acquired 9/19/14-10/22/14, Cost $628,910)
(b) (c) (d) (e)	55,056	604,515
Wells Fargo & Co. Series L 1.06%
7.500%	153	226,746
		5,394,350

TOTAL PREFERRED STOCK (Cost $6,310,144)		7,723,649

TOTAL EQUITIES (Cost $374,416,824)		467,250,226
	Principal Amount
BONDS & NOTES — 18.6%

BANK LOANS — 2.8%
Canada — 0.1%
Bausch Health Cos., Inc., 2018 Term Loan B, 1 mo. USD LIBOR + 3.000%
3.084% VRN 6/02/25	$282,357	281,933
Raptor Acquisition Corp., 2021 Term Loan,
0.000% 11/01/26 (j)	80,000	80,220
		362,153
France — 0.3%
Babilou Group, 2021 EUR Term Loan B, EURIBOR + 4.250%
4.250% VRN 11/30/27 EUR (h)	713,000	825,490
Cablevision Lightpath LLC, Term Loan B, 1 mo. USD LIBOR + 3.250%
3.750% VRN 11/30/27	63,520	63,568

The accompanying notes are an integral part of the consolidated financial statements.

16

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
IRB Holding Corp, 2020 Fourth Amendment Incremental Term Loan, 3 mo. USD LIBOR + 3.250%
4.250% VRN 12/15/27	$399,833	$400,333
LBM Acquisition LLC
2021 Incremental Delayed Draw Term Loan B2,
0.000% 12/17/27 (j)	125,667	124,410
2021 Incremental Term Loan B2, 3 mo. USD LIBOR + 3.750%
4.500% VRN 12/17/27	251,333	248,820
Term Loan B, 3 mo. USD LIBOR + 3.750%
4.500% VRN 12/17/27	99,803	98,805
White Cap Buyer LLC, Term Loan B, 1 mo. USD LIBOR + 4.000%
4.500% VRN 10/19/27	443,648	444,655
		2,206,081
Luxembourg — 0.0%
AEA International Holdings (Lux) SARL, Term Loan B, 3 mo. USD LIBOR + 3.750%
4.250% VRN 8/05/28	101,459	101,332
Netherlands — 0.2%
The Stars Group Holdings B.V., 2018 USD Incremental Term Loan, 3 mo. USD LIBOR + 2.250%
2.382% VRN 7/21/26	497,848	495,981
Ziggo BV, 2019 Term Loan H, EURIBOR + 3.000%
3.000% VRN 1/31/29 EUR (h)	1,017,786	1,165,465
		1,661,446
United Kingdom — 0.1%
Constellation Automotive Ltd. SONIA CMPD + 7.500%
7.550% VRN 6/30/29 GBP	110,000	150,531
GVC Holdings (Gibraltar) Limited, 2021 USD Term Loan B4,
0.000% 3/16/27 (j)	463,000	462,134
		612,665
United States — 2.1%
ACProducts, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
4.750% VRN 5/17/28	368,078	367,224
Aimbridge Acquisition Co., Inc., 2020 Incremental Term Loan B, 1 mo. USD LIBOR + 4.750%
5.500% VRN 2/02/26	248,128	245,957

	Principal Amount	Value
American Rock Salt Co. LLC, 2021 Term Loan, 1 mo. USD LIBOR + 4.000%
4.750% VRN 6/04/28	$91,000	$91,364
Applied Systems, Inc., 2017 1st Lien Term Loan, 3 mo. USD LIBOR + 3.250%, PRIME + 2.250%
3.750% - 5.500% VRN 9/19/24	46,000	45,983
Athenahealth, Inc., 2021 Term Loan B1, 3 mo. USD LIBOR + 4.250%
4.377% VRN 2/11/26	70,645	70,786
Avantor Funding, Inc., 2021 Term Loan B5, 1 mo. USD LIBOR + 2.250%
2.750% VRN 11/08/27	168,703	168,914
Avaya, Inc.
2021 Term Loan B2, 1 mo. USD LIBOR + 4.000%
4.084% VRN 12/15/27	85,000	85,047
2020 Term Loan B, 1 mo. USD LIBOR + 4.250%
4.334% VRN 12/15/27	110,410	110,539
Caesars Resort Collection LLC, 2020 Term Loan, 3 mo. USD LIBOR + 3.500%
3.583% VRN 7/21/25	115,830	115,872
City Brewing Company, LLC, Closing Date Term Loan, 3 mo. USD LIBOR + 3.500%
4.250% VRN 4/05/28	266,000	263,228
Columbus McKinnon Corp., 2021 Term Loan B, 3 mo. USD LIBOR + 2.750%
3.250% VRN 5/14/28	29,000	28,891
Conair Holdings, LLC, Term Loan B, 3 mo. USD LIBOR + 3.750%
4.250% VRN 5/17/28	119,000	119,050
ConnectWise, LLC, 2021 Term Loan B,
0.000% 9/29/28 (j)	116,000	115,710
DirecTV Financing, LLC, Term Loan, 3 mo. USD LIBOR + 5.000%
5.750% VRN 7/22/27	383,000	383,119
DT Midstream, Inc., Term Loan B, 3 mo. USD LIBOR + 2.000%, 6 mo. USD LIBOR + 2.000%
2.500% VRN 6/26/28	245,523	245,331
The Dun & Bradstreet Corp., Term Loan, 1 mo. USD LIBOR + 3.250%
3.336% VRN 2/06/26	109,473	109,336

The accompanying notes are an integral part of the consolidated financial statements.

17

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
ECL Entertainment, LLC, Term Loan, 1 mo. USD LIBOR + 7.500%
8.500% VRN 3/31/28	$176,000	$179,960
Flexera Software LLC, 2020 Term Loan B, 3 mo. USD LIBOR + 3.750%
4.500% VRN 3/03/28	74,735	74,758
Foundation Building Materials Holding Co. LLC, 2021 Term Loan, 3 mo. USD LIBOR + 3.250%
3.750% VRN 2/03/28	84,514	83,895
Frontier Communications Corp., 2021 DIP Term Loan B, 3 mo. USD LIBOR + 3.750%
4.500% VRN 5/01/28	169,575	169,204
Gentiva Health Services, Inc., 2020 Term Loan, 1 mo. USD LIBOR + 2.750%
2.875% VRN 7/02/25	186,129	186,051
HCRX Investments Holdco LP, Term Loan B,
0.000% 7/14/28 (j)	220,000	219,175
Herschend Entertainment Co. LLC, 2021 Term Loan,
0.000% 8/27/28 (j)	106,000	105,802
Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 1 mo. USD LIBOR + 3.000%
3.500% VRN 8/02/28	504,000	505,134
Hilton Worldwide Finance LLC, 2019 Term Loan B2, 1 mo. USD LIBOR + 1.750%
1.836% VRN 6/22/26	491,275	486,942
Informatica LLC, 2020 USD Term Loan B, 1 mo. USD LIBOR + 3.250%
3.334% VRN 2/25/27	278,581	277,536
IPS Corporation
2021 Delayed Draw Term Loan,
0.000% 9/21/28 (j) (k)	8,393	8,379
2021 Term Loan,
0.000% 9/21/28 (j)	41,964	41,893
ITT Holdings LLC, 2021 Term Loan, 1 mo. USD LIBOR + 2.750%
3.250% VRN 7/10/28	132,000	131,725
J&J Ventures Gaming, LLC, Term Loan, 1 mo. USD LIBOR + 4.000%
4.750% VRN 4/07/28	218,000	218,817
Jazz Financing Lux SARL, USD Term Loan, 1 mo. USD LIBOR + 3.500%
4.000% VRN 5/05/28	444,571	445,073

	Principal Amount	Value
JELD-WEN Holding, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.250%
2.334% VRN 7/28/28	$315,000	$314,345
Jo-Ann Stores, Inc., 2021 Term Loan B1, 3 mo. USD LIBOR + 4.750%
5.500% VRN 7/07/28	243,000	235,953
Knowlton Development Corp., Inc., 2020 EUR Term Loan B, EURIBOR + 5.000%
5.000% VRN 12/22/25 EUR (h)	623,885	723,581
Leslie’s Poolmart, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 2.750%
3.250% VRN 3/04/28	326,468	325,041
LogMeIn, Inc., Term Loan B, 1 mo. USD LIBOR + 4.750%
4.833% VRN 8/31/27	335,019	334,757
Maverick Gaming LLC, Term Loan B, 3 mo. USD LIBOR + 7.500%
8.500% VRN 8/19/28	95,000	93,575
McAfee LLC, 2018 USD Term Loan B, 1 mo. USD LIBOR + 3.750%
3.837% VRN 9/30/24	64,087	64,095
Medical Solutions LLC 2021 2nd Lien Term Loan
0.000% 10/01/29 (b) (d) (j)	60,000	59,400
Metronet Systems Holdings LLC, 2021 1st Lien Term Loan, 1 mo. USD LIBOR + 3.750%
4.500% VRN 5/26/28	72,016	72,070
Michaels Cos. Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
5.000% VRN 4/15/28	175,560	175,639
Organon & Co, USD Term Loan, 3 mo. USD LIBOR + 3.000%
3.500% VRN 6/02/28	234,000	234,377
Pacific Gas & Electric Co., 2020 Term Loan, 3 mo. USD LIBOR + 3.000%
3.500% VRN 6/23/25	159,975	157,126
Park River Holdings, Inc., Term Loan, 3 mo. USD LIBOR + 3.250%
4.000% VRN 12/28/27	207,603	206,695
Peraton Holding Corp., Term Loan B, 1 mo. USD LIBOR + 3.750%
4.500% VRN 2/01/28	103,958	103,975
Playtika Holding Corp., 2021 Term Loan, 1 mo. USD LIBOR + 2.750%
2.834% VRN 3/13/28	536,692	536,262

The accompanying notes are an integral part of the consolidated financial statements.

18

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Project Ruby Ultimate Parent Corp., 2021 Term Loan, 1 mo. USD LIBOR + 3.250%
4.000% VRN 3/03/28	$302,480	$302,008
Proofpoint, Inc., 1st Lien Term Loan, 3 mo. USD LIBOR + 3.250%
3.750% VRN 8/31/28	69,000	68,620
RealPage, Inc., 1st Lien Term Loan, 1 mo. USD LIBOR + 3.250%
3.750% VRN 4/24/28	178,000	177,388
Redstone Buyer LLC
2021 Term Loan, 3 mo. USD LIBOR + 4.750%
5.500% VRN 4/27/28	332,000	326,190
2021 2nd Lien Term Loan, 3 mo. USD LIBOR + 7.750%
8.500% VRN 4/27/29	182,000	176,995
Rexnord LLC, 2021 Term Loan B,
0.000% 10/04/28 (j)	18,000	17,996
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, 3 mo. USD LIBOR + 4.000%
4.750% VRN 3/16/27	391,620	391,804
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.000%
3.500% VRN 8/25/28	417,000	415,178
Select Medical Corp., 2017 Term Loan B, 1 mo. USD LIBOR + 2.250%
2.340% VRN 3/06/25	141,646	140,548
Shearer’s Foods, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 3.500%
4.250% VRN 9/23/27	219,760	219,387
Signal Parent, Inc., Term Loan B, 1 mo. USD LIBOR + 3.500%
4.250% VRN 4/03/28	277,342	273,875
Sovos Brands Intermediate, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 3.750%
4.500% VRN 6/08/28	73,763	73,763
SRS Distribution, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
4.250% VRN 6/02/28	414,000	413,826
Surf Holdings, LLC, USD Term Loan, 3 mo. USD LIBOR + 3.500%
3.616% VRN 3/05/27	227,602	226,232
The The Enterprise Development Authority, Term Loan B, 1 mo. USD LIBOR + 4.250%
5.000% VRN 2/18/28	369,525	369,968

	Principal Amount	Value
Tory Burch LLC, Term Loan B, 1 mo. USD LIBOR + 3.500%
4.000% VRN 4/16/28	$176,550	$176,770
Triton Water Holdings, Inc., Term Loan, 3 mo. USD LIBOR + 3.500%
4.000% VRN 3/31/28	281,000	280,475
Twin River Worldwide Holdings, Inc., 2021 Term Loan B,
0.000% 8/06/28 (j)	388,000	387,732
The Ultimate Software Group, Inc., 2021 Incremental Term Loan, 3 mo. USD LIBOR + 3.250%
4.000% VRN 5/04/26	120,093	120,252
Univision Communication, Inc.
2021 First Lien Term Loan B,
0.000% 3/15/26 (j)	75,000	74,864
2021 Term Loan B,
0.000% 5/05/28 (j)	125,000	124,710
VS Buyer, LLC, Term Loan B, 1 mo. USD LIBOR + 3.000%
3.084% VRN 2/28/27	159,483	159,284
Western Digital Corp., 2018 Term Loan B4, 1 mo. USD LIBOR + 1.750%
1.838% VRN 4/29/23	50,778	50,757
WIN Waste Innovations Holdings, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 2.750%
3.250% VRN 3/24/28	97,755	97,633
WOOF Holdings, Inc., 1st Lien Term Loan, 3 mo. USD LIBOR + 3.750%
4.500% VRN 12/21/27	168,403	168,509
		14,572,350

TOTAL BANK LOANS (Cost $19,470,301)		19,516,027

CORPORATE DEBT — 5.1%
Argentina — 0.0%
Genneia SA
8.750% 9/02/27 (f)	56,800	54,358
Australia — 0.3%
Quintis (Australia) Pty Limited First Lien Note (Acquired 7/20/16-10/01/20, Cost $1,123,715),
7.500% 10/01/26 (b) (c) (d) (f)	1,130,771	1,130,771

The accompanying notes are an integral part of the consolidated financial statements.

19

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Quintis (Australia) Pty Limited Second Lien Note (Acquired 7/20/16, Cost $1,077,000),
12.000% 10/01/28 (b) (c) (d) (f)	$1,095,355	$1,095,355
		2,226,126
Austria — 0.0%
Suzano Austria GmbH
3.125% 1/15/32	50,000	48,287
Bahrain — 0.1%
The Oil and Gas Holding Co. BSCC
7.625% 11/07/24 (f)	200,000	219,118
Bermuda — 0.0%
Inkia Energy Ltd.
5.875% 11/09/27 (f)	200,000	208,180
Brazil — 0.0%
Oi SA
10.000% 7/27/25	64,000	60,074
Canada — 0.1%
Bausch Health Cos., Inc.
4.875% 6/01/28 (f)	92,000	95,335
Bombardier, Inc.
7.125% 6/15/26 (f)	57,000	59,993
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp.
6.250% 9/15/27 (f)	9,000	9,461
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC
5.000% 6/15/29 (f)	53,000	54,195
First Quantum Minerals Ltd.
6.875% 10/15/27 (f)	200,000	211,625
Masonite International Corp.
5.375% 2/01/28 (f)	7,000	7,371
Mattamy Group Corp.
4.625% 3/01/30 (f)	120,000	122,623
		560,603
Cayman Islands — 0.1%
Energuate Trust
5.875% 5/03/27 (f)	200,000	206,752
MAF Sukuk Ltd.
4.638% 5/14/29 (f)	200,000	227,622
Shelf Drilling Holdings Ltd.
8.875% 11/15/24 (f)	15,000	15,375
Vale Overseas Ltd.
6.250% 8/10/26	78,000	92,170
		541,919

	Principal Amount	Value
Colombia — 0.0%
Empresas Publicas de Medellin ESP
4.250% 7/18/29 (f)	$200,000	$199,150
Germany — 0.2%
APCOA Parking Holdings GmbH 3 mo. EURIBOR + 5.000%
5.000% FRN 1/15/27 EUR (f) (h)	360,000	421,176
Douglas GmbH
6.000% 4/08/26 EUR (f) (h)	439,000	516,245
Kirk Beauty SUN GmbH
8.250% 10/01/26 EUR (f) (h)	219,000	256,767
KME SE
6.750% 2/01/23 EUR (a) (f) (h)	318,000	348,273
		1,542,461
India — 0.0%
Muthoot Finance Ltd.
6.125% 10/31/22 (f)	200,000	206,150
REI Agro, Ltd.
5.500% 11/13/14 (d) (f) (l)	618,000	5,939
		212,089
Indonesia — 0.0%
Pertamina Persero PT
3.650% 7/30/29 (f)	200,000	213,825
Ireland — 0.0%
ASG Finance Designated Activity Co.
7.875% 12/03/24 (f)	200,000	197,000
Israel — 0.0%
Bank Leumi Le-Israel BM 5 year CMT + 1.631%
3.275% VRN 1/29/31 (f)	200,000	204,750
Italy — 0.1%
Marcolin SpA
6.125% 11/15/26 EUR (f) (h)	274,000	325,443
Luxembourg — 0.3%
Garfunkelux Holdco 3 SA
6.750% 11/01/25 EUR (f) (h)	133,000	160,823
7.750% 11/01/25 GBP (f) (h)	226,000	318,088
Herens Midco Sarl
5.250% 5/15/29 EUR (f) (h)	317,000	356,181
Kenbourne Invest SA
6.875% 11/26/24 (f)	200,000	210,280
Picard Bondco Co.
5.375% 7/01/27 EUR (f) (h)	230,000	267,923
Rumo Luxembourg Sarl
5.875% 1/18/25 (f)	200,000	207,002
Sani/Ikos Financial Holdings 1 Sarl
5.625% 12/15/26 EUR (f) (h)	213,000	251,663
		1,771,960

The accompanying notes are an integral part of the consolidated financial statements.

20

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Mexico — 0.1%
Banco Mercantil del Norte SA 5 year CMT + 4.967%
6.750% VRN (f) (m)	$200,000	$211,202
BBVA Bancomer SA 5 year CMT + 2.650%
5.125% VRN 1/18/33 (f)	200,000	208,500
Grupo Bimbo SAB de CV 5 year CMT + 3.280%
5.950% VRN (f) (m)	200,000	209,252
Petroleos Mexicanos
6.500% 3/13/27	94,000	99,274
		728,228
Netherlands — 0.1%
Bio City Development Co. B.V. (Acquired 7/05/11, Cost $1,400,000),
8.000% 7/06/21 (b) (c) (d) (f) (l)	1,400,000	112,000
Braskem Netherlands Finance BV 5 year CMT + 8.220%
8.500% VRN 1/23/81 (f)	200,000	229,000
Petrobras Global Finance BV
5.299% 1/27/25	26,000	29,052
5.999% 1/27/28	41,000	46,248
Titan Holdings II BV
5.125% 7/15/29 EUR (f) (h)	166,000	195,160
		611,460
Panama — 0.0%
Avianca Holdings SA
9.000% 3/31/22	38,993	38,837
Carnival Corp.
11.500% 4/01/23 (f)	21,000	23,441
		62,278
Saudi Arabia — 0.0%
Saudi Arabian Oil Co.
2.250% 11/24/30 (f)	200,000	195,722
Switzerland — 0.1%
Credit Suisse Group AG 5 year CMT + 4.822%
6.375% VRN (f) (m)	200,000	219,500
UBS Group AG 5 year USD Swap + 4.344%
7.000% VRN (f) (m)	200,000	218,192
		437,692
United Kingdom — 0.4%
Constellation Automotive Financing PLC
4.875% 7/15/27 GBP (f) (h)	100,000	133,676

	Principal Amount	Value
Deuce Finco PLC
5.500% 6/15/27 GBP (f) (h)	$384,000	$523,257
Ellaktor Value PLC
6.375% 12/15/24 EUR (f) (h)	420,000	477,166
Inspired Entertainment Financing PLC
7.875% 6/01/26 GBP (f) (h)	197,000	272,074
Modulaire Global Finance Plc
6.500% 2/15/23 EUR (f) (h)	776,000	913,486
Vodafone Group PLC 5 year CMT + 2.767%
4.125% VRN 6/04/81	104,000	105,304
Wheel Bidco Ltd.
6.750% 7/15/26 GBP (f) (h)	109,000	147,417
		2,572,380
United States — 3.2%
Acadia Healthcare Co., Inc.
5.000% 4/15/29 (f)	18,000	18,743
5.500% 7/01/28 (f)	22,000	23,126
Affinity Gaming
6.875% 12/15/27 (f)	68,000	71,400
Air Lease Corp.
3.125% 12/01/30	129,000	132,013
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC
3.500% 3/15/29 (f)	318,000	316,807
Ally Financial, Inc. 5 year CMT + 3.868%
4.700% VRN (m)	101,000	105,126
AMC Networks, Inc.
4.750% 8/01/25	11,000	11,275
5.000% 4/01/24	6,000	6,068
American Express Co. 5 year CMT + 2.854%
3.550% VRN (m)	105,000	107,284
AMN Healthcare, Inc.
4.000% 4/15/29 (f)	23,000	23,634
Aramark Services, Inc.
5.000% 2/01/28 (f)	15,000	15,413
Ashton Woods USA LLC / Ashton Woods Finance Co.
4.625% 8/01/29 (f)	39,000	39,379
Avantor Funding, Inc.
4.625% 7/15/28 (f)	59,000	62,100
Avaya, Inc.
6.125% 9/15/28 (f)	160,000	168,235
Aviation Capital Group LLC
1.950% 9/20/26 (f)	107,000	105,810

The accompanying notes are an integral part of the consolidated financial statements.

21

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Bank of America Corp.
SOFR + 1.320% 2.687% VRN 4/22/32	$129,000	$131,556
3 mo. USD LIBOR + 3.292% 5.125% VRN (m)	100,000	106,067
Blue Racer Midstream LLC / Blue Racer Finance Corp.
7.625% 12/15/25 (f)	27,000	29,194
Bristow Group, Inc.
6.875% 3/01/28 (f)	118,000	122,781
Broadcom, Inc.
1.950% 2/15/28 (f)	34,000	33,525
Buckeye Partners LP
4.125% 3/01/25 (f)	125,000	129,532
Caesars Entertainment, Inc.
4.625% 10/15/29 (f)	57,000	57,784
6.250% 7/01/25 (f)	361,000	380,045
Caesars Resort Collection LLC / CRC Finco Inc.
5.750% 7/01/25 (f)	73,000	76,741
Capital One Financial Corp. 5 year CMT + 3.157%
3.950% VRN (m)	103,000	106,198
Carrier Global Corp.
3.577% 4/05/50	114,000	120,823
Carrols Restaurant Group, Inc.
5.875% 7/01/29 (a) (f)	40,000	37,650
Cedar Fair LP
5.250% 7/15/29	7,000	7,182
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op
5.375% 4/15/27	7,000	7,193
Centene Corp.
2.450% 7/15/28	240,000	241,200
2.625% 8/01/31	160,000	158,918
4.250% 12/15/27	35,000	36,633
Centennial Resource Production LLC
5.375% 1/15/26 (f)	15,000	14,720
CenturyLink, Inc.
5.125% 12/15/26 (f)	180,000	186,750
The Charles Schwab Corp. 5 year CMT + 3.168%
4.000% VRN (m)	101,000	105,293
Charter Communications Operating LLC/Charter Communications Operating Capital
2.800% 4/01/31	200,000	200,220
3.900% 6/01/52	147,000	145,783

	Principal Amount	Value
Cheniere Energy Partners LP
3.250% 1/31/32 (f)	$18,000	$18,059
5.625% 10/01/26	16,000	16,440
Cheniere Energy, Inc.
4.625% 10/15/28	61,000	64,239
Chesapeake Energy Corp.
5.500% 2/01/26 (f)	133,000	138,985
5.875% 2/01/29 (f)	25,000	26,688
Churchill Downs, Inc.
5.500% 4/01/27 (f)	9,000	9,338
Citigroup, Inc.
SOFR + 1.167% 2.561% VRN 5/01/32	96,000	96,991
SOFR + 3.914% 4.412% VRN 3/31/31	170,000	196,096
SOFR + 3.234% 4.700% VRN (m)	102,000	104,295
Clean Harbors, Inc.
4.875% 7/15/27 (f)	8,000	8,300
Colt Merger Sub, Inc.
8.125% 7/01/27 (a) (f)	215,000	241,606
CommScope Technologies Finance LLC
6.000% 6/15/25 (f)	95,000	96,378
CrownRock LP / CrownRock Finance, Inc.
5.625% 10/15/25 (f)	15,000	15,352
CSC Holdings LLC
4.125% 12/01/30 (f)	255,000	250,219
4.625% 12/01/30 (f)	416,000	394,160
Darling Ingredients, Inc.
5.250% 4/15/27 (f)	7,000	7,254
DaVita, Inc.
3.750% 2/15/31 (f)	406,000	395,342
4.625% 6/01/30 (f)	228,000	234,523
DIRECTTV Holdings LLC / DIRECTV Financing Co., Inc.
5.875% 8/15/27 (f)	20,000	20,875
Edison International 5 year CMT + 4.698%
5.375% VRN (m)	104,000	107,541
Emergent BioSolutions, Inc.
3.875% 8/15/28 (f)	11,000	10,727
Endeavor Energy Resources LP / EER Finance, Inc.
5.500% 1/30/26 (f)	7,000	7,297
5.750% 1/30/28 (f)	13,000	13,683
Equinix, Inc.
2.500% 5/15/31	59,000	59,333
Forestar Group, Inc.
3.850% 5/15/26 (f)	48,000	47,940

The accompanying notes are an integral part of the consolidated financial statements.

22

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
5.000% 3/01/28 (f)	$322,000	$332,465
The Fresh Market, Inc.
9.750% 5/01/23 (f)	87,000	89,610
Front Range BidCo, Inc.
4.000% 3/01/27 (f)	65,000	64,690
Frontier Communications Holdings LLC
5.000% 5/01/28 (f)	143,000	150,150
5.875% 10/15/27 (f)	60,000	63,750
6.750% 5/01/29 (f)	227,000	239,201
Frontier North, Inc.
6.730% 2/15/28	50,000	53,625
Full House Resorts, Inc.
8.250% 2/15/28 (f)	23,000	24,725
GCI LLC
4.750% 10/15/28 (f)	38,000	39,906
General Motors Financial Co., Inc.
2.700% 8/20/27	228,000	236,527
5 year CMT + 4.997% 5.700% VRN (m)	93,000	107,066
Genesis Energy LP / Genesis Energy Finance Corp.
8.000% 1/15/27	31,000	31,471
The Goldman Sachs Group, Inc.
SOFR + 1.281% 2.615% VRN 4/22/32	274,000	276,800
5 year CMT + 2.969% 3.800% VRN (a) (m)	104,000	106,470
Great Western Petroleum LLC / Great Western Finance Corp.
12.000% 9/01/25 (f)	30,000	30,459
HCA, Inc.
3.500% 9/01/30	117,000	123,949
5.375% 2/01/25	131,000	146,392
5.875% 2/01/29	13,000	15,622
Hilton Domestic Operating Co., Inc.
3.625% 2/15/32 (f)	381,000	375,285
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.875% 4/01/27	8,000	8,270
Hologic, Inc.
3.250% 2/15/29 (f)	220,000	220,829
Howard Hughes Corp.
4.125% 2/01/29 (f)	96,000	96,240
4.375% 2/01/31 (f)	106,000	106,626
5.375% 8/01/28 (f)	185,000	194,944
iHeartCommunications, Inc.
5.250% 8/15/27 (f)	10,000	10,400
6.375% 5/01/26	11,313	11,943

	Principal Amount	Value
Iron Mountain, Inc.
4.500% 2/15/31 (f)	$266,000	$269,804
5.250% 7/15/30 (f)	153,000	162,368
Jaguar Holding Co. II / Pharmaceutical Product Development LLC
5.000% 6/15/28 (f)	19,000	20,450
JBS USA LUX SA/JBS USA Finance, Inc.
6.500% 4/15/29 (f)	21,000	23,468
6.750% 2/15/28 (f)	14,000	15,190
Joseph T Ryerson & Son, Inc.
8.500% 8/01/28 (f)	16,000	17,740
JP Morgan Chase & Co. SOFR + 3.125%
4.600% VRN (m)	302,000	308,795
Lamb Weston Holdings, Inc.
4.875% 11/01/26 (f)	12,000	12,294
Legends Hospitality Holding Co LLC / Legends Hospitality Co-Issuer, Inc.
5.000% 2/01/26 (f)	12,000	12,300
Level 3 Financing, Inc.
3.625% 1/15/29 (f)	252,000	244,369
4.250% 7/01/28 (f)	477,000	480,687
Lions Gate Capital Holdings LLC
5.500% 4/15/29 (f)	20,000	20,675
LogMeIn, Inc.
5.500% 9/01/27 (f)	50,000	50,932
Lumen Technologies, Inc.
5.375% 6/15/29 (f)	179,000	181,685
Marriott Ownership Resorts, Inc.
6.125% 9/15/25 (f)	193,000	203,856
Meritor, Inc.
4.500% 12/15/28 (f)	2,000	2,005
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.
3.875% 2/15/29 (f)	87,000	92,655
5.625% 5/01/24	15,000	16,313
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp.
4.875% 5/01/29 (f)	124,000	126,325
Molina Healthcare, Inc.
3.875% 11/15/30 (f)	34,000	35,530
Morgan Stanley 3 mo. USD LIBOR + 3.610%
3.736% VRN (m)	277,000	279,493
Mozart Debt Merger Sub
3.875% 4/01/29 (n)	332,000	332,415

The accompanying notes are an integral part of the consolidated financial statements.

23

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
MPT Operating Partnership LP/MPT Finance Corp.
5.000% 10/15/27	$20,000	$21,075
Nationstar Mortgage Holdings, Inc.
5.125% 12/15/30 (f)	31,000	31,428
5.500% 8/15/28 (f)	54,000	55,620
The New Home Co., Inc.
7.250% 10/15/25 (f)	70,000	73,659
Nexstar Media, Inc.
4.750% 11/01/28 (f)	83,000	86,101
NRG Energy, Inc.
5.250% 6/15/29 (f)	10,000	10,638
5.750% 1/15/28	12,000	12,765
NuStar Logistics LP
5.750% 10/01/25	222,000	239,820
ONEOK Partners LP
4.900% 3/15/25	260,000	288,234
Oracle Corp.
3.950% 3/25/51	131,000	138,819
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.000% 8/15/27 (f)	9,000	9,231
Pacific Gas and Electric Co.
2.100% 8/01/27	125,000	121,923
4.500% 7/01/40	92,500	94,245
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
4.875% 5/15/29 (f)	173,000	177,325
5.875% 10/01/28 (f)	28,000	29,543
Parsley Energy LLC/Parsley Finance Corp.
5.625% 10/15/27 (f)	10,000	10,685
Party City Holdings, Inc.
8.750% 2/15/26 (f)	50,000	52,313
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In
8.500% 11/15/27 (f)	68,000	73,726
PG&E Corp.
5.000% 7/01/28 (a)	271,000	275,290
5.250% 7/01/30 (a)	28,000	28,630
Pilgrim’s Pride Corp.
5.875% 9/30/27 (f)	12,000	12,759
Pitney Bowes, Inc.
6.875% 3/15/27 (f)	175,000	184,187
7.250% 3/15/29 (a) (f)	150,000	157,687
Playtika Holding Corp.
4.250% 3/15/29 (f)	56,000	56,179

	Principal Amount	Value
Prudential Financial, Inc.
3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	$143,000	$152,189
3 mo. USD LIBOR + 4.175% 5.875% VRN 9/15/42	211,000	219,470
Radiate Holdco LLC / Radiate Finance, Inc.
4.500% 9/15/26 (f)	67,000	69,178
Rattler Midstream LP
5.625% 7/15/25 (f)	50,000	52,065
Renewable Energy Group, Inc.
5.875% 6/01/28 (f)	26,000	26,878
Rite Aid Corp.
7.500% 7/01/25 (f)	20,000	19,995
Rocket Mortgage LLC
5.250% 1/15/28 (f)	13,000	14,008
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
3.625% 3/01/29 (f)	303,000	308,763
3.875% 3/01/31 (f)	234,000	236,047
Sabre GLBL, Inc.
9.250% 4/15/25 (f)	95,000	109,800
Select Medical Corp.
6.250% 8/15/26 (f)	514,000	540,522
Service Properties Trust
4.500% 6/15/23	230,000	232,875
5.000% 8/15/22	316,000	318,370
7.500% 9/15/25	31,000	34,839
Sirius XM Radio, Inc.
4.125% 7/01/30 (a) (f)	182,000	182,844
5.000% 8/01/27 (f)	21,000	21,945
5.500% 7/01/29 (f)	18,000	19,463
Six Flags Entertainment Corp.
4.875% 7/31/24 (f)	14,000	14,131
SM Energy Co.
10.000% 1/15/25 (a) (f)	144,000	160,615
SRS Distribution, Inc.
4.625% 7/01/28 (f)	29,000	29,586
Standard Industries, Inc.
5.000% 2/15/27 (f)	7,000	7,219
Summit Materials LLC / Summit Materials Finance Corp.
5.250% 1/15/29 (f)	15,000	15,750
Sunoco LP / Sunoco Finance Corp.
4.500% 5/15/29	32,000	32,457
6.000% 4/15/27	8,000	8,330
Talen Energy Supply LLC
7.625% 6/01/28 (f)	215,000	201,562

The accompanying notes are an integral part of the consolidated financial statements.

24

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Tap Rock Resources LLC
7.000% 10/01/26 (f)	$273,000	$280,507
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.000% 1/15/32 (f)	281,000	290,399
5.375% 2/01/27	7,000	7,253
5.875% 4/15/26	14,000	14,621
6.500% 7/15/27	11,000	11,861
6.875% 1/15/29	12,000	13,410
TEGNA, Inc.
4.750% 3/15/26 (f)	53,000	55,286
Teleflex, Inc.
4.625% 11/15/27	7,000	7,298
Tenet Healthcare Corp.
4.250% 6/01/29 (f)	445,000	451,675
4.625% 9/01/24 (f)	8,000	8,180
4.625% 6/15/28 (f)	21,000	21,759
4.875% 1/01/26 (f)	29,000	30,013
6.250% 2/01/27 (f)	22,000	22,825
TransDigm, Inc.
6.250% 3/15/26 (f)	965,000	1,009,747
Travel & Leisure Co.
6.625% 7/31/26 (f)	54,000	61,494
United Airlines 2020-1 Class A Pass Through Trust
5.875% 4/15/29	520,313	582,140
United Rentals North America, Inc.
4.875% 1/15/28	23,000	24,317
5.500% 5/15/27	15,000	15,758
United Shore Financial Services LLC
5.500% 11/15/25 (f)	282,000	284,115
UnitedHealth Group, Inc.
3.250% 5/15/51	60,000	63,789
USB Capital IX 3 mo. USD LIBOR + 1.020%
3.500% VRN (m)	100,000	98,657
Verizon Communications, Inc.
3.550% 3/22/51	81,000	84,957
3.700% 3/22/61	86,000	90,535
VICI Properties LP / VICI Note Co., Inc.
3.500% 2/15/25 (f)	95,000	96,900
3.750% 2/15/27 (f)	95,000	98,325
4.125% 8/15/30 (f)	110,000	116,600
Vistra Operations Co. LLC
5.000% 7/31/27 (f)	18,000	18,585
5.625% 2/15/27 (f)	295,000	305,343

	Principal Amount	Value
Weekley Homes LLC / Weekley Finance Corp.
4.875% 9/15/28 (f)	$81,000	$84,240
The William Carter Co.
5.625% 3/15/27 (f)	7,000	7,271
Wyndham Hotels & Resorts, Inc.
4.375% 8/15/28 (a) (f)	23,000	24,010
Xerox Holdings Corp.
5.000% 8/15/25 (f)	57,000	59,893
XHR LP
4.875% 6/01/29 (f)	27,000	27,731
6.375% 8/15/25 (f)	213,000	225,967
		22,156,870

TOTAL CORPORATE DEBT (Cost $36,990,678)		35,349,973

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.1%
United States — 3.1%
1211 Avenue of the Americas Trust, Series 2015-1211, Class D,
4.280% VRN 8/10/35 (f) (o)	115,000	120,401
AccessLex Institute, Series 2007-A, Class A3, 3 mo. USD LIBOR + .300%
0.429% FRN 5/25/36	72,783	71,641
Alen 2021-ACEN Mortgage Trust, Series 2021-ACEN, Class D, 1 mo. USD LIBOR + 3.100%
3.184% FRN 4/15/34 (f)	138,000	138,429
AOA Mortgage Trust, Series 2015-1177, Class C,
3.110% VRN 12/13/29 (f) (o)	100,000	99,954
BANK
Series 2017-BNK9, Class A4, 3.538% 11/15/54	57,084	62,850
Series 2017-BNK8, Class B, 4.062% VRN 11/15/50 (o)	41,354	45,019
Barclays Commercial Mortgage Trust, Series 2018-TALL, Class C, 1 mo. USD LIBOR + 1.121%
1.205% FRN 3/15/37 (f)	128,000	125,281
Bayview Commercial Asset Trust
Series 2006-3A, Class M1, 1 mo. USD LIBOR + .340% 0.426% FRN 10/25/36 (f)	13,876	13,070
Series 2005-3A, Class M6, 1 mo. USD LIBOR + 1.050% 1.136% FRN 11/25/35 (f)	10,851	10,233

The accompanying notes are an integral part of the consolidated financial statements.

25

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Beast Mortgage Trust
Series 2021-SSCP, Class B, 1 mo. USD LIBOR + 1.100% 1.184% FRN 4/15/36 (f)	$127,000	$127,040
Series 2021-SSCP, Class C, 1 mo. USD LIBOR + 1.350% 1.434% FRN 4/15/36 (f)	162,000	162,050
Series 2021-SSCP, Class D, 1 mo. USD LIBOR + 1.600% 1.684% FRN 4/15/36 (f)	148,000	148,046
Series 2021-SSCP, Class E, 1 mo. USD LIBOR + 2.100% 2.184% FRN 4/15/36 (f)	127,000	127,040
Series 2021-SSCP, Class F, 1 mo. USD LIBOR + 2.900% 2.984% FRN 4/15/36 (f)	120,000	120,037
Series 2021-SSCP, Class G, 1 mo. USD LIBOR + 3.800% 3.884% FRN 4/15/36 (f)	134,000	134,042
Series 2021-SSCP, Class H, 1 mo. USD LIBOR + 4.902% 4.986% FRN 4/15/36 (f)	99,000	99,031
Benchmark Mortgage Trust
Series 2021-B25, Class XA, 1.231% VRN 4/15/54 (o)	768,908	65,603
Series 2021-B23, Class XA, 1.385% VRN 2/15/54 (o)	1,586,249	148,408
Series 2021-B25, Class A5, 2.577% 4/15/54	134,384	139,463
BHG Securitization Trust, Series 2021-A, Class A,
1.420% 11/17/33 (f)	115,166	114,945
BHMS Mortgage Trust, Series 2018-ATLS, Class A, 1 mo. USD LIBOR + 1.250%
1.334% FRN 7/15/35 (f)	152,559	152,654
Brex Commercial Charge Card Master Trust, Series 2021-1, Class A,
2.090% 7/15/24 (f)	140,000	141,489
BWAY Mortgage Trust, Series 2013-1515, Class D,
3.633% 3/10/33 (f)	100,000	103,931
BX Commercial Mortgage Trust
Series 2018-BIOA, Class B, 1 mo. USD LIBOR + .871% 0.955% FRN 3/15/37 (f)	17,000	17,005
Series 2019-XL, Class A, 1 mo. USD LIBOR + .920% 1.004% FRN 10/15/36 (f)	88,367	88,395
Series 2020-BXLP, Class D, 1 mo. USD LIBOR + 1.250% 1.334% FRN 12/15/36 (f)	92,160	92,131
Series 2018-BIOA, Class E, 1 mo. USD LIBOR + 1.951% 2.035% FRN 3/15/37 (f)	$256,406	$256,490
Series 2019-XL, Class G, 1 mo. USD LIBOR + 2.300% 2.384% FRN 10/15/36 (f)	243,009	243,464
Series 2018-BIOA, Class F, 1 mo. USD LIBOR + 2.471% 2.555% FRN 3/15/37 (f)	207,000	207,141
Series 2020-BXLP, Class G, 1 mo. USD LIBOR + 2.500% 2.584% FRN 12/15/36 (f)	92,160	91,872
Series 2019-XL, Class J, 1 mo. USD LIBOR + 2.650% 2.734% FRN 10/15/36 (f)	380,305	381,136
Series 2021-SOAR, Class G, 1 mo. USD LIBOR + 2.800% 2.884% FRN 6/15/38 (f)	440,000	440,687
Series 2021-VINO, Class F, 1 mo. USD LIBOR + 2.802% 2.886% FRN 5/15/38 (f)	333,000	333,831
Series 2020-VKNG, Class G, 1 mo. USD LIBOR + 3.250% 3.334% FRN 10/15/37 (f)	100,000	100,187
BX Trust
Series 2018-IND, Class G, 1 mo. USD LIBOR + 2.050% 2.134% FRN 11/15/35 (f)	70,000	70,000
1 mo. USD LIBOR + 2.250% 2.334% FRN 1/15/34 (f)	80,000	80,075
1 mo. USD LIBOR + 3.000% 3.084% FRN 1/15/34 (f)	130,000	130,122
Series 2019-OC11, Class D, 4.076% VRN 12/09/41 (f) (o)	204,000	215,984
Series 2019-OC11, Class E, 4.076% VRN 12/09/41 (f) (o)	286,000	293,532
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, 1 mo. USD LIBOR + 2.150%
2.234% FRN 12/15/37 (f)	100,000	100,094
CD Commercial Mortgage Trust, Series 2017-CD6, Class B,
3.911% VRN 11/13/50 (o)	22,907	24,268
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class AS, 3.863% 7/10/47	148,128	158,630
Series 2018-C6, Class A4, 4.412% 11/10/51	53,900	62,624
Series 2014-GC19, Class D, 5.260% VRN 3/10/47 (f) (o)	31,563	33,464
COMM Mortgage Trust
Series 2014-CR21, Class A3, 3.528% 12/10/47	109,637	116,405

The accompanying notes are an integral part of the consolidated financial statements.

26

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2014-CR17, Class C, 4.946% VRN 5/10/47 (o)	$52,161	$54,473
CORE Mortgage Trust, Series 2019-CORE, Class F, 1 mo. USD LIBOR + 2.350%
2.434% FRN 12/15/31 (f)	42,400	41,670
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600% 1.684% FRN 5/15/36 (f)	200,000	200,187
Series 2019-ICE4, Class E, 1 mo. USD LIBOR + 2.150% 2.234% FRN 5/15/36 (f)	200,000	200,188
Series 2020-NET, Class A, 2.257% 8/15/37 (f)	108,000	110,547
Series 2019-ICE4, Class F, 1 mo. USD LIBOR + 2.650% 2.734% FRN 5/15/36 (f)	229,000	229,286
CSAIL Commercial Mortgage Trust
Series 2020-C19, Class A3, 2.561% 3/15/53	309,965	318,806
Series 2016-C5, Class C, 4.802% VRN 11/15/48 (o)	33,371	35,453
DBGS Mortgage Trust
Series 2018-BIOD, Class D, 1 mo. USD LIBOR + 1.300% 1.384% FRN 5/15/35 (f)	92,814	92,814
Series 2018-BIOD, Class F, 1 mo. USD LIBOR + 2.000% 2.084% FRN 5/15/35 (f)	204,191	204,193
DBWF Mortgage Trust, Series 2018-GLKS, Class B, 1 mo. USD LIBOR + 1.350%
1.437% FRN 12/19/30 (f)	100,000	99,877
Extended Stay America Trust
Series 2021-ESH, Class D, 1 mo. USD LIBOR + 2.250% 2.334% FRN 7/15/38 (f)	397,930	401,410
Series 2021-ESH, Class E, 1 mo. USD LIBOR + 2.850% 2.934% FRN 7/15/38 (f)	258,654	261,240
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A,
2.100% 5/20/48 (f)	403,519	401,615
GS Mortgage Securities Trust, Series 2020-GC47, Class AS,
2.731% 5/12/53	118,084	121,742

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC, Class E, 1 mo. USD LIBOR + 2.450% 2.534% FRN 4/15/38 (f)	$200,000	$200,250
Series 2021-MHC, Class F, 1 mo. USD LIBOR + 2.950% 3.034% FRN 4/15/38 (f)	210,000	210,328
Series 2019-MFP, Class F, 1 mo. USD LIBOR + 3.000% 3.084% FRN 7/15/36 (f)	102,000	100,372
Series 2019-COR4, Class A5, 4.029% 3/10/52	114,000	129,009
Series 2018-WPT, Class DFX, 5.350% 7/05/33 (f)	58,198	60,942
Lendmark Funding Trust
Series 2021-1A, Class A, 1.900% 11/20/31 (f)	300,000	301,033
Series 2021-1A, Class B, 2.470% 11/20/31 (f)	100,000	100,225
Series 2021-1A, Class C, 3.410% 11/20/31 (f)	100,000	100,491
Life Mortgage Trust, Series 2021-BMR, Class F, 1 mo. USD LIBOR + 2.350%
2.434% FRN 3/15/38 (f)	405,000	405,126
Loanpal Solar Loan, Series 2020-2GF, Class A,
2.750% 7/20/47 (f)	116,945	120,798
Mariner Finance Issuance Trust, Series 2020-AA, Class A,
2.190% 8/21/34 (f)	150,000	153,295
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A,
1.540% 3/20/26 (f)	550,000	551,723
MHC Commercial Mortgage Trust
Series 2021-MHC, Class E, 1 mo. USD LIBOR + 2.101% 2.185% FRN 4/15/38 (f)	420,000	421,444
Series 2021-MHC, Class F, 1 mo. USD LIBOR + 2.601% 2.685% FRN 4/15/38 (f)	368,917	369,723
MHP 2021-STOR, Series 2021-STOR, Class G, 1 mo. USD LIBOR + 2.750%
2.834% FRN 7/15/38 (f)	105,000	105,317
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C32, Class A4, 3.720% 12/15/49	89,000	98,062
Series 2015-C24, Class C, 4.488% VRN 5/15/48 (o)	17,233	18,080

The accompanying notes are an integral part of the consolidated financial statements.

27

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I Trust
Series 2020-L4, Class A3, 2.698% 2/15/53	$76,000	$79,617
Series 2018-MP, Class A, 4.419% VRN 7/11/40 (f) (o)	56,000	62,711
Mosaic Solar Loans LLC
Series 2021-2A, Class A, 1.640% 4/22/47 (f)	244,793	242,233
Series 2021-2A, Class B, 2.090% 4/22/47 (f)	107,708	107,591
Series 2017-2A, Class A, 3.820% 6/22/43 (f)	54,081	57,130
Navient Private Education Refi Loan Trust
Series 2021-DA, Class A, PRIME - 1.990% 1.260% FRN 4/15/60 (f)	473,489	473,489
Series 2021-DA, Class B, 2.610% 4/15/60 (f)	100,000	102,148
Series 2019-A, Class A2A, 3.420% 1/15/43 (f)	51,704	53,565
Series 2021-DA, Class C, 3.480% 4/15/60 (f)	190,000	195,612
Series 2021-DA, Class D, 4.000% 4/15/60 (f)	100,000	100,976
Nelnet Student Loan Trust
Series 2021-A, Class A1, 1 mo. USD LIBOR + .800% 0.887% FRN 4/20/62 (f)	732,856	735,895
Series 2021-A, Class A2, 1 mo. USD LIBOR + 1.030% 1.117% FRN 4/20/62 (f)	330,000	330,233
Series 2021-BA, Class AFX, 1.420% 4/20/62 (f)	568,454	568,493
Series 2021-BA, Class B, 2.680% 4/20/62 (f)	600,000	601,178
Series 2021-A, Class B2, 2.850% 4/20/62 (f)	597,000	603,967
Series 2021-BA, Class C, 3.570% 4/20/62 (f)	170,000	169,238
Series 2021-A, Class C, 3.750% 4/20/62 (f)	378,250	383,857
Series 2021-CA, Class D, 4.440% 4/20/62 (f)	100,000	99,007
Series 2021-BA, Class D, 4.750% 4/20/62 (f)	100,000	99,956
Series 2021-A, Class D, 4.930% 4/20/62 (f)	160,000	163,108
Pagaya AI Debt Selection Trust,, Series 2021-2, Class NOTE,
3.000% 1/25/29 (f)	397,933	398,024

	Principal Amount	Value
PKHL Commercial Mortgage Trust 2021-MF, Series 2021-MF, Class F, 1 mo. USD LIBOR + 3.350%
3.434% FRN 7/15/38 (f)	$100,000	$100,181
Progress Residential, Series 2021-SFR3, Class F,
3.436% 5/17/26 (f)	100,000	100,414
SLM Private Credit Student Loan Trust
Series 2007-A, Class A4A, 3 mo. USD LIBOR + .240% 0.356% FRN 12/16/41	148,272	146,265
Series 2006-A, Class A5, 3 mo. USD LIBOR + .290% 0.406% FRN 6/15/39	144,933	142,429
Series 2005-B, Class A4, 3 mo. USD LIBOR + .330% 0.446% FRN 6/15/39	392,665	382,372
Series 2010-C, Class A5, 1 mo. USD LIBOR + 4.750% 4.834% FRN 10/15/41 (f)	422,000	471,456
SMB Private Education Loan Trust
Series 2021-C, Class A2, 1 mo. USD LIBOR + .800% 0.884% FRN 1/15/53 (f)	390,000	392,343
Series 2021-A, Class B, 2.310% 1/15/53 (f)	150,000	152,338
Series 2020-BA, Class B, 2.760% 7/15/53 (f)	100,000	102,721
Series 2021-A, Class C, 2.990% 1/15/53 (f)	380,000	386,238
Series 2019-A, Class A2A, 3.440% 7/15/36 (f)	86,411	90,043
Series 2021-A, Class D1, 3.860% 1/15/53 (f)	200,000	202,761
Series 2021-A, Class D2, 3.860% 1/15/53 (f)	110,000	111,518
SoFi Professional Loan Program LLC, Series 2019-A, Class A2FX,
3.690% 6/15/48 (f)	67,003	68,596
STWD Trust 2021-FLWR, Series 2021-FLWR, Class E, 1 mo. USD LIBOR + 1.924%
2.008% FRN 7/15/36 (f)	87,000	86,783
UBS Commercial Mortgage Trust, Series 2019-C17, Class A4,
2.921% 10/15/52	31,331	33,151
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class D,
5.206% VRN 8/10/49 (f) (o)	46,431	47,029
VNO Mortgage Trust
4.033% VRN 1/10/35 (f) (o)	100,000	101,753

The accompanying notes are an integral part of the consolidated financial statements.

28

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust
Series 2021-C59, Class XA, 1.686% VRN 4/15/54 (o)	$1,000,971	$115,604
Series 2020-C58, Class XA, 2.008% VRN 7/15/53 (o)	994,962	135,083
Series 2015-C28, Class AS, 3.872% VRN 5/15/48 (o)	90,000	96,297
Series 2018-1745, Class A, 3.874% VRN 6/15/36 (f) (o)	100,000	109,947
Series 2017-C38, Class C, 3.903% VRN 7/15/50 (o)	34,422	36,449
Series 2017-C41, Class B, 4.188% VRN 11/15/50 (o)	82,814	87,164
		21,554,876

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $21,371,073)		21,554,876

SOVEREIGN DEBT OBLIGATIONS — 3.7%
Argentina — 0.2%
Argentine Republic Government International Bond
0.500% STEP 7/09/30	957,844	349,709
1.000% 7/09/29	100,849	38,565
1.125% STEP 7/09/35	1,206,206	392,029
2.000% STEP 1/09/38	389,621	151,118
2.500% STEP 7/09/41	142,000	52,154
		983,575
Austria — 0.2%
Republic of Austria Government International Bond
2.100% EUR (f) (h)	627,000	1,160,058
Bahrain — 0.0%
Bahrain Government International Bond
6.750% 9/20/29 (f)	200,000	214,508
Brazil — 0.3%
Brazil Letras do Tesouro Nacional
7/01/24 BRL (h)	15,649,000	2,207,875
China — 1.4%
China Government International Bond
2.680% 5/21/30 CNY (h)	43,830,000	6,619,926
3.020% 5/27/31 CNY (h)	1,340,000	209,872
3.020% 5/27/31 CNY (h)	6,760,000	1,058,760
3.270% 11/19/30 CNY (h)	5,380,000	854,602
3.270% 11/19/30 CNY (h)	5,880,000	934,027
		9,677,187

	Principal Amount	Value
Colombia — 0.0%
Colombia Government International Bond
4.125% 5/15/51	$200,000	$172,120
Dominican Republic — 0.1%
Dominican Republic International Bond
4.500% 1/30/30 (f)	150,000	152,627
4.875% 9/23/32 (f)	150,000	153,001
		305,628
Egypt — 0.1%
Egypt Government International Bond
5.875% 6/11/25 (f)	317,000	328,095
Ghana — 0.0%
Ghana Government International Bond
7.750% 4/07/29 (f)	200,000	190,440
Greece — 0.2%
Hellenic Republic Government Bond
2.000% 4/22/27 EUR (f) (h)	1,166,000	1,488,536
Japan — 0.4%
Japan Government Thirty Year Bond
0.400% 9/20/49 JPY (h)	328,400,000	2,767,300
Mexico — 0.1%
Mexico Government International Bond
3.750% 1/11/28 (a)	266,000	289,520
Morocco — 0.0%
Morocco Government International Bond
3.000% 12/15/32 (f)	200,000	190,008
Panama — 0.0%
Panama Government International Bond
4.500% 4/16/50	200,000	216,806
Russia — 0.0%
Russian Foreign Bond - Eurobond
5.250% 6/23/47 (f)	200,000	253,260
Spain — 0.7%
Spain Government International Bond
0.500% 10/31/31 EUR (f) (h)	1,244,000	1,446,903
3.450% 7/30/66 EUR (f) (h)	2,050,000	3,641,200
		5,088,103

The accompanying notes are an integral part of the consolidated financial statements.

29

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Ukrainian Ssr — 0.0%
Ukraine Government International Bond
7.253% 3/15/33 (f)	$200,000	$202,549

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $26,809,290)		25,735,568
	Number of Shares
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES(p) — 3.1%
United States — 3.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
0.939% VRN 5/25/29 (o)	1,554,904	78,241
Series K120, Class X1, 1.134% VRN 10/25/30 (o)	1,361,859	108,237
Series KL06, Class XFX, 1.364% 12/25/29	220,639	19,672
Series K116, Class X1, 1.531% VRN 7/25/30 (o)	207,519	22,058
Series K105, Class X1, 1.645% VRN 3/25/53 (o)	959,555	105,922
Series K109, Class X1, 1.699% VRN 4/25/30 (o)	309,841	35,886
Series K110, Class X1, 1.814% VRN 4/25/30 (o)	357,537	43,986
Federal National Mortgage Association ACES, Series 2018-M13, Class A2,
3.818% VRN 9/25/30 (o)	58,000	67,272
Uniform Mortgage Backed Securities TBA
2.500% 1/07/51 (n)	20,841,241	21,477,876
		21,959,150

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $22,078,117)		21,959,150

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 0.8%
United States — 0.8%
U.S. Treasury Note
2.000% 11/15/21 (i)	$5,300,000	$5,312,530

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,398,556)		5,312,530

TOTAL BONDS & NOTES (Cost $132,118,015)		129,428,124
	Number of Shares
MUTUAL FUNDS — 2.6%
Diversified Financial Services — 2.6%
United States — 2.6%
Consumer Discretionary Select Sector SPDR Fund	3,257	584,469
Financial Select Sector SPDR Fund	20,568	771,917
Health Care Select Sector SPDR Fund	5,533	704,351
Industrial Select Sector SPDR Fund (a)	12,313	1,204,704
Invesco Senior Loan ETF	47,956	1,060,307
iShares Biotechnology ETF	529	85,529
iShares China Large-Cap ETF (a)	12,680	493,632
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,408	187,306
iShares Latin America 40 ETF (a)	10,184	270,283
iShares MSCI Brazil ETF (a)	11,766	378,042
iShares MSCI Emerging Markets ETF	1,380	69,524
iShares S&P 500 Value ETF (a)	5,829	847,653
KraneShares Bosera MSCI China A ETF	4,583	209,627
KraneShares CSI China Internet ETF (a)	15,471	732,088
SPDR Blackstone Senior Loan ETF	8,205	377,594
SPDR Bloomberg Barclays High Yield Bond ETF	1,645	179,897
SPDR Gold Shares (i)	8,005	1,314,581
State Street Navigator Securities Lending Government Money Market Portfolio (q)	8,798,649	8,798,649
VanEck Semiconductor ETF	793	203,222
		18,473,375

TOTAL MUTUAL FUNDS (Cost $18,245,182)		18,473,375

TOTAL PURCHASED OPTIONS (#) — 0.4% (Cost $4,277,217)		2,680,587

The accompanying notes are an integral part of the consolidated financial statements.

30

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
WARRANTS — 0.0%
Cayman Islands — 0.0%
Austerlitz Acquisition Corp. I Expires 02/19/26, Strike 11.50 (e)	975	$1,648
Hedosophia European Growth Expires 05/13/27, Strike 11.50 (d) (e)	6,879	3,187
TPG Pace Beneficial Finance Corp. Expires 10/09/27, Strike 11.50 (e)	1,740	3,445
		8,280
Switzerland — 0.0%
Cie Financiere Richemont SA Expires 11/22/23, Strike 67.00 (e)	124	59
United States — 0.0%
Cano Health, Inc. Expires 3/03/26, Strike 11.50 (a) (e)	7,127	29,435
EVGO, Inc. Expires 09/15/25, Strike 11.50 (e)	3,880	6,945
Hippo Holdings, Inc. Expires 08/02/26, Strike 11.50 (e)	3,279	3,018
Latch, Inc. Expires 6/04/26, Strike 11.50 (e)	8,977	29,624
Offerpad Solutions, Inc. Expires 10/13/25, Strike 11.50 (e)	5,586	9,775
Sarcos Technology and Robotics Corp. Expires 06/15/27, Strike 11.50 (e)	20,716	16,158
Volta, Inc. Expires 08/26/26 (e)	4,000	10,240
		105,195

TOTAL WARRANTS (Cost $138,417)		113,534

TOTAL LONG-TERM INVESTMENTS (Cost $529,195,655)		617,945,846

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 13.7%
Repurchase Agreement — 13.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (r)	$95,339,924	$95,339,924

TOTAL SHORT-TERM INVESTMENTS (Cost $95,339,924)		95,339,924

TOTAL INVESTMENTS — 102.4% (Cost $624,535,579) (s)		713,285,770

Less Unfunded Loan Commitments — 0.0%		(8,393)

NET INVESTMENTS — 102.4% (Cost $624,527,186)		713,277,377

Other Assets/(Liabilities) — (2.4)%		(16,806,934)

NET ASSETS — 100.0%		$696,470,443
	Number of Shares
EQUITIES SOLD SHORT — (0.4)%
United States — (0.4)%
Appian Corp. (e)	(3,101)	(286,873)
DoorDash, Inc., Class A (e)	(2,709)	(558,000)
The Hershey Co.	(1,287)	(217,825)
The J.M. Smucker Co.	(1,376)	(165,161)
Snowflake, Inc. Class A (e)	(1,406)	(425,217)
Walgreens Boots Alliance, Inc.	(20,181)	(949,516)
		(2,602,592)
TOTAL EQUITIES SOLD SHORT (Cost $(2,436,108))		(2,602,592)

Abbreviation Legend

ADR	American Depositary Receipt
DIP	Debtor In Possession
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

The accompanying notes are an integral part of the consolidated financial statements.

31

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Notes to Consolidated Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $12,186,501 or 1.75% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $3,693,137 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Consolidated Portfolio of Investments or the Consolidated Statement of Assets and Liabilities. (Note 2).

(b)	Investment was valued using significant unobservable inputs.
(c)

Restricted security. Certain securities are restricted as to resale. At September 30, 2021, these securities amounted to a value of $5,550,397 or 0.80% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $5,621,320 or 0.81% of net assets.

(e)	Non-income producing security.
(f)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $65,694,426 or 9.43% of net assets.

(g)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(h)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(i)	All or a portion of this security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.
(j)	All or a portion of the security represents unsettled loan commitments at September 30, 2021 where the rate will be determined at time of settlement.
(k)	Unfunded or partially unfunded loan commitments.
(l)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2021, these securities amounted to a value of $117,939 or 0.02% of net assets.

(m)	Security is perpetual and has no stated maturity date.
(n)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(o)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2021.

(p)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(q)	Represents investment of security lending cash collateral. (Note 2).
(r)

Maturity value of $95,339,924. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $97,246,753.

(s)	See Note 6 for aggregate cost for federal tax purposes.

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC*	10/15/21	710.00	740	EUR	525,400	$487	$17,405	$(16,918)
adidas AG	Barclays Bank PLC*	11/19/21	305.00	886	EUR	270,230	2,014	8,554	(6,540)
PayPal Holdings, Inc.	BNP Paribas SA*	10/15/21	292.50	3,011	USD	880,718	774	17,550	(16,776)
D.R. Horton, Inc.	Citibank N.A.*	11/19/21	102.50	6,867	USD	703,868	2,094	31,245	(29,151)
ResMed, Inc.	Citibank N.A.*	11/19/21	280.00	1,357	USD	379,960	9,095	9,499	(404)
Wells Fargo & Co.	Citibank N.A.*	11/19/21	49.00	32,409	USD	1,588,041	41,228	43,752	(2,524)
Amazon.com, Inc.	Citibank N.A.*	6/17/22	4,150.00	267	USD	1,108,050	17,652	36,846	(19,194)
Sanofi SA	Credit Suisse International*	10/15/21	90.00	3,530	EUR	317,700	250	6,365	(6,115)
Unilever PLC	Credit Suisse International*	10/15/21	49.77	11,151	EUR	555,004	600	9,198	(8,598)
Euro Stoxx 50 Index	Credit Suisse International*	11/19/21	4,200.00	247	EUR	1,037,400	9,333	22,335	(13,002)
Generac Holdings, Inc.	Credit Suisse International*	11/19/21	450.00	681	USD	306,450	7,474	15,629	(8,155)
WillScot Mobile Mini Holdings Corp.	Credit Suisse International*	12/17/21	30.00	2,825	USD	84,750	9,464	9,464	—

The accompanying notes are an integral part of the consolidated financial statements.

32

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call (Continued)
Vodafone Group PLC	Goldman Sachs International*	1/21/22	1.20	217,849	GBP	261,419	$8,269	$10,960	$(2,691)
USD Call CNH Put	JP Morgan Chase Bank N.A.*	10/27/21	6.60	1,719,963	USD	1,719,963	662	10,631	(9,969)
							$109,396	$249,433	$(140,037)
Put
EUR Put USD Call	BNP Paribas SA*	11/24/21	1.15	6,146,800	EUR	6,146,800	$32,681	$32,681	$—
EUR Put USD Call	BNP Paribas SA*	2/24/22	1.16	4,583,170	EUR	4,583,170	66,510	40,647	25,863
EUR Put USD Call	Deutsche Bank AG*	10/15/21	1.17	7,135,013	EUR	7,135,013	62,234	49,684	12,550
ASML Holding NV	Goldman Sachs International*	10/15/21	620.00	516	EUR	319,920	6,040	9,132	(3,092)
EUR Put USD Call	Morgan Stanley & Co. LLC*	11/24/21	1.16	6,146,800	EUR	6,146,800	66,353	40,010	26,343
							233,818	172,154	61,664
							$343,214	$421,587	$(78,373)

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
SPDR S&P 500 Trust	10/01/21	441.00	308	USD	13,582,800	$1,540	$75,809	$(74,269)
Apple Inc.	10/15/21	155.00	85	USD	1,317,500	1,275	25,144	(23,869)
Best Buy Co., Inc.	10/15/21	120.00	27	USD	324,000	324	11,883	(11,559)
Constellation Brands, Inc.	10/15/21	225.00	18	USD	405,000	2,160	7,133	(4,973)
Constellation Brands, Inc.	10/15/21	245.00	31	USD	759,500	465	8,656	(8,191)
CrowdStrike Holdings, Inc.	10/15/21	260.00	15	USD	390,000	4,200	17,149	(12,949)
Deere & Co.	10/15/21	380.00	8	USD	304,000	200	4,865	(4,665)
Facebook, Inc.	10/15/21	362.50	34	USD	1,232,500	4,352	9,280	(4,928)
iShares China Large-Cap ETF	10/15/21	43.00	717	USD	3,083,100	2,868	70,586	(67,718)
iShares MSCI Japan ETF	10/15/21	74.00	172	USD	1,272,800	1,720	16,208	(14,488)
Masco Corp.	10/15/21	60.00	48	USD	288,000	768	10,849	(10,081)
Mastercard, Inc.	10/15/21	365.00	18	USD	657,000	3,222	17,274	(14,052)
Micron Technology, Inc.	10/15/21	75.00	46	USD	345,000	2,024	15,461	(13,437)
Microsoft Corp.	10/15/21	305.00	28	USD	854,000	1,064	13,641	(12,577)
Nucor Corp.	10/15/21	110.00	31	USD	341,000	2,139	18,261	(16,122)
SPDR S&P 500 Trust	10/15/21	442.00	305	USD	13,481,000	39,955	154,551	(114,596)
SPDR S&P 500 Trust	10/15/21	450.00	1,170	USD	52,650,000	26,910	639,706	(612,796)
SPDR S&P 500 Trust	10/15/21	453.00	118	USD	5,345,400	1,652	58,396	(56,744)
TE Connectivity Ltd.	10/15/21	145.00	17	USD	246,500	1,122	8,200	(7,078)
Thermo Fisher Scientific, Inc.	10/15/21	560.00	6	USD	336,000	14,100	6,890	7,210
The TJX Cos., Inc.	10/15/21	75.00	82	USD	615,000	328	14,058	(13,730)
United Parcel Service, Inc.	10/15/21	200.00	13	USD	260,000	234	4,306	(4,072)
Wells Fargo & Co.	10/15/21	50.00	165	USD	825,000	5,445	30,893	(25,448)
Western Digital Corp.	10/15/21	65.00	27	USD	175,500	432	2,335	(1,903)
Western Digital Corp.	10/15/21	70.00	27	USD	189,000	243	2,241	(1,998)

The accompanying notes are an integral part of the consolidated financial statements.

33

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call (Continued)
Xilinx, Inc.	10/15/21	160.00	53	USD	848,000	$9,699	$28,208	$(18,509)
Xilinx, Inc.	10/15/21	167.50	12	USD	201,000	468	1,581	(1,113)
Xilinx, Inc.	10/15/21	170.00	24	USD	408,000	576	2,937	(2,361)
Alcoa Corp.	11/19/21	50.00	73	USD	365,000	28,105	28,560	(455)
Alphabet, Inc.	11/19/21	2,900.00	1	USD	290,000	3,000	4,055	(1,055)
Alphabet, Inc.	11/19/21	2,950.00	3	USD	885,000	6,783	22,735	(15,952)
Alphabet, Inc.	11/19/21	3,000.00	2	USD	600,000	3,160	9,745	(6,585)
Best Buy Co., Inc.	11/19/21	125.00	33	USD	412,500	1,188	17,049	(15,861)
Eli Lilly & Co.	11/19/21	240.00	15	USD	360,000	10,365	10,429	(64)
Global Payments, Inc.	11/19/21	175.00	22	USD	385,000	4,400	9,509	(5,109)
iShares China Large-Cap ETF	11/19/21	45.00	165	USD	742,500	1,650	23,964	(22,314)
Mastercard, Inc.	11/19/21	375.00	25	USD	937,500	10,750	30,381	(19,631)
Microsoft Corp.	11/19/21	300.00	8	USD	240,000	3,280	4,145	(865)
Microsoft Corp.	11/19/21	310.00	46	USD	1,426,000	10,258	43,228	(32,970)
Parker-Hannifin Corp.	11/19/21	340.00	21	USD	714,000	1,041	14,186	(13,145)
Rio Tinto PLC	11/19/21	72.50	53	USD	384,250	6,890	8,068	(1,178)
salesforce.com, Inc.	11/19/21	280.00	20	USD	560,000	14,800	16,043	(1,243)
salesforce.com, Inc.	11/19/21	300.00	71	USD	2,130,000	16,046	43,350	(27,304)
SPDR S&P 500 Trust	11/19/21	448.00	229	USD	10,259,200	68,929	147,261	(78,332)
Twilio, Inc.	11/19/21	390.00	10	USD	390,000	4,000	9,122	(5,122)
Vale SA	11/19/21	17.00	213	USD	362,100	3,621	8,211	(4,590)
Williams-Sonoma, Inc.	11/19/21	170.00	40	USD	680,000	66,400	38,889	27,511
Zscaler, Inc.	11/19/21	250.00	20	USD	500,000	39,700	32,645	7,055
Alphabet, Inc.	12/17/21	2,950.00	1	USD	295,000	3,899	8,092	(4,193)
Amazon.com, Inc.	12/17/21	3,650.00	1	USD	365,000	4,243	5,498	(1,255)
Best Buy Co., Inc.	12/17/21	115.00	110	USD	1,265,000	35,420	38,921	(3,501)
DexCom, Inc.	12/17/21	560.00	7	USD	392,000	21,070	23,908	(2,838)
Diamondback Energy, Inc.	12/17/21	90.00	37	USD	333,000	43,845	49,283	(5,438)
Diamondback Energy, Inc.	12/17/21	115.00	62	USD	713,000	19,840	34,239	(14,399)
Freeport-McMoRan, Inc.	12/17/21	33.00	281	USD	927,300	76,994	55,825	21,169
Lions Gate Entertainment Corp.	12/17/21	18.00	11	USD	19,800	402	398	4
SPDR S&P 500 Trust	12/17/21	360.00	34	USD	1,224,000	258,162	44,096	214,066
Thermo Fisher Scientific, Inc.	12/17/21	580.00	7	USD	406,000	16,800	11,736	5,064
Western Digital Corp.	12/17/21	80.00	44	USD	352,000	880	2,473	(1,593)
SPDR S&P 500 Trust	12/31/21	448.00	153	USD	6,854,400	90,270	153,823	(63,553)
SPDR S&P 500 Trust	12/31/21	465.00	309	USD	14,368,500	45,423	203,925	(158,502)
Caesars Entertainment Corp.	1/21/22	100.00	21	USD	210,000	39,480	33,306	6,174
Devon Energy Corp.	1/21/22	28.00	131	USD	366,800	112,660	55,588	57,072
Devon Energy Corp.	1/21/22	35.00	106	USD	371,000	42,930	21,469	21,461
Energy Transfer LP	1/21/22	10.00	224	USD	224,000	13,440	11,837	1,603
FedEx Corp.	1/21/22	280.00	13	USD	364,000	1,300	11,673	(10,373)
Lions Gate Entertainment Corp.	1/21/22	19.00	12	USD	22,800	360	639	(279)
						$1,261,269	$2,564,805	$(1,303,536)
Put
SPDR S&P 500 Trust	10/01/21	435.00	139	USD	6,046,500	$77,840	$33,402	$44,438
SPDR S&P 500 Trust	10/08/21	420.00	10	USD	420,000	2,490	2,206	284
American Airlines Group, Inc.	10/15/21	16.00	12	USD	19,200	36	603	(567)

The accompanying notes are an integral part of the consolidated financial statements.

34

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put (Continued)
iShares iBoxx $ High Yield Corporate Bond ETF	10/15/21	86.00	16	USD	137,600	$288	$980	$(692)
iShares iBoxx $ High Yield Corporate Bond ETF	10/15/21	87.00	47	USD	408,900	1,786	1,823	(37)
iShares Russell 2000 ETF	10/15/21	208.00	15	USD	312,000	2,430	3,261	(831)
iShares Russell 2000 ETF	10/15/21	210.00	10	USD	210,000	1,950	1,716	234
SPDR S&P 500 Trust	10/15/21	418.00	7	USD	292,600	2,625	2,156	469
SPDR S&P 500 Trust	10/15/21	433.00	128	USD	5,542,400	107,904	62,108	45,796
iShares iBoxx $ High Yield Corporate Bond ETF	11/19/21	85.00	215	USD	1,827,500	10,105	16,390	(6,285)
iShares iBoxx $ Investment Grade Corporate Bond ETF	11/19/21	131.00	251	USD	3,288,100	22,841	26,915	(4,074)
Lowes Co, Inc.	11/19/21	195.00	36	USD	702,000	18,252	14,660	3,592
Seagate Technology Holdings PLC	11/19/21	70.00	6	USD	42,000	552	733	(181)
SPDR S&P 500 Trust	11/19/21	428.00	71	USD	3,038,800	82,644	62,355	20,289
Uber Technologies, Inc.	11/19/21	30.00	9	USD	27,000	126	406	(280)
U.S. Treasury Note 5 Year Future	11/26/21	122.00	2	USD	245,484	438	519	(81)
Eurodollar Future	12/10/21	98.38	444	USD	109,218,450	149,850	114,486	35,364
Eurodollar Future	12/10/21	99.38	52	USD	12,935,650	2,925	9,835	(6,910)
American Airlines Group, Inc.	12/17/21	15.00	10	USD	15,000	300	827	(527)
PG&E Corp.	12/17/21	7.00	17	USD	11,900	153	735	(582)
SPDR S&P 500 Trust	12/17/21	423.00	58	USD	2,453,400	78,590	61,841	16,749
Uber Technologies, Inc.	12/17/21	25.00	20	USD	50,000	220	988	(768)
						564,345	418,945	145,400
						$1,825,614	$2,983,750	$(1,158,136)

(#) Credit Default Index Swaptions Purchased

				Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Exercise Rate	Rate/ Reference Obligation Index	Frequency	Rate/ Reference Obligation Index	Frequency	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
Buy Protection on 5-Year Credit Default Swap, 6/20/26	Bank of America N.A.*	10/20/21	108.00	5.000%	Semi-Annually	CDX. NA.HY Series 36†	Quarterly	USD	310,000	$762	$1,395	$(633)
Buy Protection on 5-Year Credit Default Swap, 6/20/26	Credit Suisse International*	10/20/21	109.00	5.000%	Semi-Annually	CDX. NA.HY Series 36†	Quarterly	USD	300,000	1,522	1,467	55
Buy Protection on 5-Year Credit Default Swap, 6/20/26	Goldman Sachs International*	10/20/21	109.00	5.000%	Semi-Annually	CDX. NA.HY Series 36†	Quarterly	USD	275,000	1,395	1,400	(5)
Buy Protection on 5-Year Credit Default Swap, 12/20/26	JP Morgan Chase Bank N.A.*	10/20/21	108.50	5.000%	Semi-Annually	CDX. NA.HY Series 37†	Quarterly	USD	250,000	895	895	—
										$4,574	$5,157	$(583)

The accompanying notes are an integral part of the consolidated financial statements.

35

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate##	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 11/30/31	Goldman Sachs International*	11/26/21	3-Month USD LIBOR BBA	Quarterly	1.26%	Semi-Annually	USD	2,774,145	$5,827	$22,502	$(16,675)
10-Year Interest Rate Swap, 11/30/31	Goldman Sachs International*	11/26/21	3-Month USD LIBOR BBA	Quarterly	1.30%	Semi-Annually	USD	2,518,023	6,815	21,621	(14,806)
30-Year Interest Rate Swap, 11/30/51	Goldman Sachs International*	11/26/21	3-Month USD LIBOR BBA	Quarterly	1.56%	Semi-Annually	USD	1,008,780	7,643	21,675	(14,032)
20-Year Interest Rate Swap, 11/30/41	Goldman Sachs International*	11/26/21	3-Month USD LIBOR BBA	Quarterly	1.56%	Semi-Annually	USD	1,342,946	7,925	21,644	(13,719)
10-Year Interest Rate Swap, 12/28/31	Goldman Sachs International*	12/24/21	6-Month EURIBOR	Semi-Annually	0.07%	Annually	EUR	2,752,656	12,524	25,671	(13,147)
30-Year Interest Rate Swap, 4/22/52	Goldman Sachs International*	4/20/22	3-Month USD LIBOR BBA	Quarterly	1.60%	Semi-Annually	USD	1,363,314	36,148	42,103	(5,955)
30-Year Interest Rate Swap, 4/22/52	Goldman Sachs International*	4/20/22	3-Month USD LIBOR BBA	Quarterly	1.60%	Semi-Annually	USD	1,363,000	36,201	42,228	(6,027)
30-Year Interest Rate Swap, 11/23/51	Morgan Stanley & Co. LLC*	11/19/21	3-Month USD LIBOR BBA	Quarterly	1.34%	Semi-Annually	USD	2,124,331	3,829	24,217	(20,388)
30-Year Interest Rate Swap, 12/17/51	Morgan Stanley & Co. LLC*	12/15/21	3-Month USD LIBOR BBA	Quarterly	1.40%	Semi-Annually	USD	1,233,084	6,704	14,304	(7,600)
10-Year Interest Rate Swap, 4/25/32	Morgan Stanley & Co. LLC*	4/21/22	3-Month USD LIBOR BBA	Quarterly	1.30%	Semi-Annually	USD	2,892,513	23,510	34,498	(10,988)
1-Year Interest Rate Swap, 3/20/24	Morgan Stanley & Co. LLC*	3/16/23	3-Month USD LIBOR BBA	Quarterly	0.80%	Semi-Annually	USD	36,619,299	72,810	116,449	(43,639)
									$219,936	$386,912	$(166,976)

The accompanying notes are an integral part of the consolidated financial statements.

36

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate##	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
5-Year Interest Rate Swap, 11/10/26	Citibank N.A.*	11/08/21	1.15%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	7,007,033	$21,458	$35,561	$(14,103)
30-Year Interest Rate Swap, 11/26/51	Goldman Sachs International*	11/24/21	0.49%	Annually	6-Month EURIBOR	Semi-Annually	EUR	2,620,253	69,421	138,522	(69,101)
30-Year Interest Rate Swap, 12/13/51	Goldman Sachs International*	12/09/21	0.52%	Annually	6-Month EURIBOR	Semi-Annually	EUR	2,432,972	61,652	121,905	(60,253)
10-Year Interest Rate Swap, 12/31/31	Goldman Sachs International*	12/29/21	1.79%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	3,440,820	23,083	40,946	(17,863)
30-Year Interest Rate Swap, 11/18/51	JP Morgan Chase Bank N.A.*	11/16/21	0.48%	Annually	6-Month EURIBOR	Semi-Annually	EUR	2,681,299	70,187	107,678	(37,491)
1-Year Interest Rate Swap, 7/07/23	Morgan Stanley & Co. LLC*	7/05/22	0.50%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	39,550,000	41,448	35,199	6,249
									287,249	479,811	(192,562)
									$507,185	$866,723	$(359,538)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC*	10/15/21	750.00	740	EUR	555,000	$(186)	$(6,203)	$6,017
adidas AG	Barclays Bank PLC*	11/19/21	330.00	886	EUR	292,380	(500)	(2,274)	1,774
Wells Fargo & Co.	Citibank N.A.*	11/19/21	54.00	32,409	USD	1,750,086	(9,246)	(11,344)	2,098
Euro Stoxx 50 Index	Credit Suisse International*	11/19/21	4,350.00	246	EUR	1,070,100	(1,508)	(12,981)	11,473
ASML Holding NV	Goldman Sachs International*	10/15/21	700.00	516	EUR	361,200	(2,072)	(10,073)	8,001
Vodafone Group PLC	Goldman Sachs International*	1/21/22	1.35	217,849	GBP	294,096	(2,424)	(2,718)	294
USD Call CNH Put	JP Morgan Chase Bank N.A.*	10/27/21	6.75	2,579,945	USD	2,579,945	(160)	(5,810)	5,650
Lowes Co., Inc.	UBS AG*	11/19/21	225.00	36	USD	810,000	(5,609)	(9,604)	3,995
							$(21,705)	$(61,007)	$39,302

The accompanying notes are an integral part of the consolidated financial statements.

37

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC*	10/15/21	640.00	740	EUR	473,600	$(22,089)	$(8,761)	$(13,328)
adidas AG	Barclays Bank PLC*	11/19/21	265.00	886	EUR	234,790	(9,596)	(4,215)	(5,381)
PayPal Holdings, Inc.	BNP Paribas SA*	10/15/21	255.00	3,011	USD	767,805	(12,430)	(17,133)	4,703
EUR Put USD Call	BNP Paribas SA*	11/24/21	1.16	6,146,800	EUR	6,146,800	(63,868)	(63,868)	—
D.R. Horton, Inc.	Citibank N.A.*	11/19/21	87.50	6,299	USD	551,163	(36,186)	(17,196)	(18,990)
ResMed, Inc.	Citibank N.A.*	11/19/21	245.00	1,357	USD	332,465	(8,209)	(7,001)	(1,208)
Wells Fargo & Co.	Citibank N.A.*	11/19/21	42.00	16,205	USD	680,610	(15,321)	(16,367)	1,046
Global Payments, Inc.	Citibank N.A.*	12/17/21	150.00	3,085	USD	462,750	(17,012)	(8,044)	(8,968)
Amazon.com, Inc.	Citibank N.A.*	6/17/22	2,800.00	133	USD	372,400	(16,076)	(19,337)	3,261
adidas AG	Credit Suisse International*	10/15/21	280.00	1,002	EUR	280,560	(13,165)	(4,276)	(8,889)
Sanofi SA	Credit Suisse International*	10/15/21	80.00	3,530	EUR	282,400	(1,633)	(3,309)	1,676
Unilever PLC	Credit Suisse International*	10/15/21	43.49	11,151	EUR	484,956	(1,356)	(4,441)	3,085
Generac Holdings, Inc.	Credit Suisse International*	11/19/21	360.00	681	USD	245,160	(6,361)	(7,219)	858
WillScot Mobile Mini Holdings Corp.	Credit Suisse International*	12/17/21	25.00	2,825	USD	70,625	(565)	(565)	—
Euro Stoxx 50 Index	Credit Suisse International*	12/17/21	3,500.00	453	EUR	1,585,500	(20,203)	(28,953)	8,750
EUR Put USD Call	Deutsche Bank AG*	10/15/21	1.16	7,135,013	EUR	7,135,013	(24,720)	(6,646)	(18,074)
USD Put CNH Call	JP Morgan Chase Bank N.A.*	10/27/21	6.45	514,778	USD	514,778	(1,599)	(1,895)	296

LVMH Moet Hennessy Louis Vuitton SE	UBS AG*	12/17/21	600.00	516	EUR	309,600	(14,305)	(11,989)	(2,316)
							(284,694)	(231,215)	(53,479)
							$(306,399)	$(292,222)	$(14,177)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
Applied Materials, Inc.	10/15/21	150.00	33	USD	495,000	$(429)	$(5,025)	$4,596
CrowdStrike Holdings, Inc.	10/15/21	290.00	15	USD	435,000	(315)	(7,136)	6,821
iShares China Large-Cap ETF	10/15/21	46.00	717	USD	3,298,200	(717)	(18,188)	17,471
iShares MSCI Japan ETF	10/15/21	77.00	172	USD	1,324,400	(688)	(4,088)	3,400
Micron Technology, Inc.	10/15/21	80.00	64	USD	512,000	(512)	(10,289)	9,777
NVIDIA Corp.	10/15/21	240.00	15	USD	360,000	(465)	(3,700)	3,235
SPDR S&P 500 Trust	10/15/21	452.00	305	USD	13,786,000	(4,880)	(35,284)	30,404

The accompanying notes are an integral part of the consolidated financial statements.

38

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call (Continued)
Western Digital Corp.	10/15/21	80.00	27	USD	216,000	$(81)	$(466)	$385
Western Digital Corp.	10/15/21	90.00	27	USD	243,000	(54)	(705)	651
Xilinx, Inc.	10/15/21	175.00	65	USD	1,137,500	(2,340)	(8,407)	6,067
Xilinx, Inc.	10/15/21	180.00	24	USD	432,000	(24)	(756)	732
Alcoa Corp.	11/19/21	60.00	73	USD	438,000	(8,395)	(8,670)	275
Alphabet, Inc.	11/19/21	3,150.00	3	USD	945,000	(1,860)	(7,125)	5,265
Best Buy Co., Inc.	11/19/21	145.00	33	USD	478,500	(193)	(2,599)	2,406
ConocoPhillips	11/19/21	70.00	96	USD	672,000	(27,552)	(10,137)	(17,415)
Eli Lilly & Co.	11/19/21	260.00	15	USD	390,000	(2,865)	(2,617)	(248)
Global Payments, Inc.	11/19/21	195.00	34	USD	663,000	(1,360)	(3,392)	2,032
iShares China Large-Cap ETF	11/19/21	49.00	165	USD	808,500	(644)	(6,892)	6,248
JP Morgan Chase & Co.	11/19/21	170.00	7	USD	119,000	(2,303)	(1,108)	(1,195)
Microsoft Corp.	11/19/21	335.00	68	USD	2,278,000	(3,060)	(16,848)	13,788
NVIDIA Corp.	11/19/21	262.50	16	USD	420,000	(1,456)	(5,908)	4,452
Rio Tinto PLC	11/19/21	77.50	53	USD	410,750	(2,385)	(2,850)	465
salesforce.com, Inc.	11/19/21	320.00	71	USD	2,272,000	(4,828)	(14,041)	9,213
SPDR S&P 500 Trust	11/19/21	460.00	423	USD	19,458,000	(25,380)	(109,764)	84,384
Twilio, Inc.	11/19/21	440.00	10	USD	440,000	(1,060)	(2,378)	1,318
Vale SA	11/19/21	20.00	213	USD	426,000	(1,065)	(662)	(403)
Zscaler, Inc.	11/19/21	270.00	20	USD	540,000	(21,500)	(19,455)	(2,045)
Bank of America Corp.	12/17/21	45.00	68	USD	306,000	(7,616)	(3,591)	(4,025)
Best Buy Co., Inc.	12/17/21	125.00	110	USD	1,375,000	(11,990)	(12,619)	629
BP PLC	12/17/21	30.00	111	USD	333,000	(6,882)	(6,206)	(676)
Comcast Corp.	12/17/21	62.50	63	USD	393,750	(3,591)	(2,830)	(761)
DexCom, Inc.	12/17/21	660.00	7	USD	462,000	(2,100)	(5,463)	3,363
Diamondback Energy, Inc.	12/17/21	130.00	37	USD	481,000	(4,810)	(11,105)	6,295
Diamondback Energy, Inc.	12/17/21	135.00	62	USD	837,000	(7,874)	(15,361)	7,487
EQT Corp.	12/17/21	25.00	90	USD	225,000	(8,100)	(7,830)	(270)
Freeport-McMoRan, Inc.	12/17/21	40.00	281	USD	1,124,000	(22,199)	(14,367)	(7,832)
Johnson & Johnson	12/17/21	180.00	21	USD	378,000	(1,281)	(1,697)	416
SPDR S&P 500 Trust	12/17/21	455.00	71	USD	3,230,500	(20,945)	(32,867)	11,922
UnitedHealth Group, Inc.	12/17/21	450.00	9	USD	405,000	(1,719)	(3,310)	1,591
SPDR S&P 500 Trust	12/31/21	470.00	153	USD	7,191,000	(14,076)	(32,656)	18,580
SPDR S&P 500 Trust	12/31/21	480.00	154	USD	7,392,000	(6,006)	(40,046)	34,040
Caesars Entertainment Corp.	1/21/22	130.00	21	USD	273,000	(10,710)	(11,529)	819
Devon Energy Corp.	1/21/22	38.00	131	USD	497,800	(33,929)	(16,663)	(17,266)
Devon Energy Corp.	1/21/22	40.00	106	USD	424,000	(21,094)	(10,853)	(10,241)
						$(301,333)	$(537,483)	$236,150
Put
SPDR S&P 500 Trust	10/01/21	420.00	311	USD	13,062,000	$(5,287)	$(34,472)	$29,185
SPDR S&P 500 Trust	10/08/21	405.00	10	USD	405,000	(660)	(873)	213
Apple, Inc.	10/15/21	130.00	49	USD	637,000	(3,185)	(9,603)	6,418
Apple, Inc.	10/15/21	135.00	36	USD	486,000	(4,608)	(2,962)	(1,646)
Applied Materials, Inc.	10/15/21	110.00	33	USD	363,000	(1,320)	(5,911)	4,591
Aptiv PLC	10/15/21	140.00	23	USD	322,000	(2,300)	(4,018)	1,718
Autodesk, Inc.	10/15/21	290.00	21	USD	609,000	(18,270)	(6,122)	(12,148)
Constellation Brands, Inc.	10/15/21	200.00	49	USD	980,000	(9,702)	(11,938)	2,236

The accompanying notes are an integral part of the consolidated financial statements.

39

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put (Continued)
CrowdStrike Holdings, Inc.	10/15/21	200.00	15	USD	300,000	$(720)	$(7,361)	$6,641
Deere & Co.	10/15/21	330.00	8	USD	264,000	(5,040)	(3,608)	(1,432)
Facebook, Inc.	10/15/21	330.00	25	USD	825,000	(12,875)	(16,694)	3,819
Hilton Worldwide Holdings, Inc.	10/15/21	110.00	29	USD	319,000	(812)	(4,503)	3,691
Intuitive Surgical, Inc.	10/15/21	925.00	4	USD	370,000	(2,600)	(5,732)	3,132
iShares Russell 2000 ETF	10/15/21	190.00	15	USD	285,000	(435)	(1,116)	681
iShares Russell 2000 ETF	10/15/21	195.00	10	USD	195,000	(450)	(380)	(70)
Masco Corp.	10/15/21	55.00	48	USD	264,000	(4,080)	(4,473)	393
Mastercard, Inc.	10/15/21	325.00	18	USD	585,000	(3,870)	(7,812)	3,942
Micron Technology, Inc.	10/15/21	67.50	47	USD	317,250	(2,914)	(7,198)	4,284
Microsoft Corp.	10/15/21	255.00	28	USD	714,000	(3,612)	(8,836)	5,224
Nucor Corp.	10/15/21	92.50	31	USD	286,750	(4,433)	(17,090)	12,657
SPDR S&P 500 Trust	10/15/21	390.00	7	USD	273,000	(560)	(637)	77
SPDR S&P 500 Trust	10/15/21	413.00	128	USD	5,286,400	(36,608)	(21,729)	(14,879)
TE Connectivity Ltd.	10/15/21	125.00	17	USD	212,500	(510)	(5,712)	5,202
Thermo Fisher Scientific, Inc.	10/15/21	490.00	6	USD	294,000	(90)	(4,159)	4,069
Thermo Fisher Scientific, Inc.	10/15/21	500.00	7	USD	350,000	(210)	(4,428)	4,218
The TJX Cos., Inc.	10/15/21	65.00	130	USD	845,000	(13,780)	(10,636)	(3,144)
United Parcel Service, Inc.	10/15/21	180.00	13	USD	234,000	(3,289)	(2,207)	(1,082)
Alphabet, Inc.	11/19/21	2,500.00	1	USD	250,000	(6,000)	(5,212)	(788)
Alphabet, Inc.	11/19/21	2,600.00	3	USD	780,000	(26,631)	(12,668)	(13,963)
Boston Scientific Corp.	11/19/21	38.00	84	USD	319,200	(3,528)	(7,581)	4,053
Comcast Corp.	11/19/21	50.00	254	USD	1,270,000	(16,510)	(17,491)	981
Edwards Lifesciences Corp.	11/19/21	100.00	32	USD	320,000	(4,160)	(6,809)	2,649
Eli Lilly & Co.	11/19/21	210.00	15	USD	315,000	(5,025)	(5,007)	(18)
Facebook, Inc.	11/19/21	330.00	41	USD	1,353,000	(53,218)	(20,267)	(32,951)
Global Payments, Inc.	11/19/21	175.00	32	USD	560,000	(59,136)	(18,488)	(40,648)
iShares iBoxx $ High Yield Corporate Bond ETF	11/19/21	82.00	215	USD	1,763,000	(5,160)	(8,335)	3,175
iShares iBoxx $ Investment Grade Corporate Bond ETF	11/19/21	128.00	251	USD	3,212,800	(10,793)	(13,495)	2,702
Lowes Co., Inc.	11/19/21	180.00	36	USD	648,000	(8,316)	(6,400)	(1,916)
Mastercard, Inc.	11/19/21	330.00	25	USD	825,000	(18,950)	(18,069)	(881)
Microsoft Corp.	11/19/21	265.00	8	USD	212,000	(4,680)	(4,144)	(536)
Microsoft Corp.	11/19/21	280.00	23	USD	644,000	(25,300)	(11,714)	(13,586)
Parker-Hannifin Corp.	11/19/21	250.00	21	USD	525,000	(7,350)	(9,884)	2,534
SPDR S&P 500 Trust	11/19/21	398.00	71	USD	2,825,800	(36,423)	(25,969)	(10,454)
Twilio, Inc.	11/19/21	300.00	10	USD	300,000	(13,500)	(7,478)	(6,022)
Zscaler, Inc.	11/19/21	200.00	20	USD	400,000	(2,200)	(13,055)	10,855
U.S. Treasury Note 10 Year Future	11/26/21	131.00	97	USD	12,766,109	(62,141)	(34,624)	(27,517)
Alphabet, Inc.	12/17/21	2,550.00	1	USD	255,000	(8,993)	(4,998)	(3,995)
Amazon.com, Inc.	12/17/21	3,100.00	1	USD	310,000	(9,517)	(7,562)	(1,955)
Charter Communications, Inc.	12/17/21	680.00	10	USD	680,000	(15,500)	(12,409)	(3,091)
DexCom, Inc.	12/17/21	470.00	7	USD	329,000	(6,300)	(11,151)	4,851
SPDR S&P 500 Trust	12/17/21	388.00	58	USD	2,250,400	(35,438)	(27,478)	(7,960)
UnitedHealth Group, Inc.	12/17/21	350.00	9	USD	315,000	(6,300)	(4,480)	(1,820)
Energy Transfer LP	1/21/22	8.00	224	USD	179,200	(6,272)	(8,236)	1,964

The accompanying notes are an integral part of the consolidated financial statements.

40

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put (Continued)
FedEx Corp.	1/21/22	220.00	13	USD	286,000	$(18,512)	$(7,814)	$(10,698)
						(618,073)	(541,028)	(77,045)
						$(919,406)	$(1,078,511)	$159,105

Credit Default Index Swaptions Written

				Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Exercise Rate	Rate/ Reference Obligation Index	Frequency	Rate/ Reference Obligation Index	Frequency	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
Sell Protection on 5-Year Credit Default Swap, 6/20/26	Bank of America N.A.*	10/20/21	104.00	CDX. NA.HY Series 36†	Quarterly	5.000%	Semi-Annually	USD	310,000	$(136)	$(277)	$141
Sell Protection on 5-Year Credit Default Swap, 6/20/26	Credit Suisse International*	10/20/21	105.00	CDX. NA.HY Series 36†	Quarterly	5.000%	Semi-Annually	USD	300,000	(207)	(388)	181
Sell Protection on 5-Year Credit Default Swap, 6/20/26	Goldman Sachs International*	10/20/21	105.00	CDX. NA.HY Series 36†	Quarterly	5.000%	Semi-Annually	USD	275,000	(190)	(301)	111
Sell Protection on 5-Year Credit Default Swap, 12/20/26	JP Morgan Chase Bank N.A.*	10/20/21	105.00	CDX. NA.HY Series 37†	Quarterly	5.000%	Semi-Annually	USD	250,000	(202)	(174)	(28)
										$(735)	$(1,140)	$405

Interest Rate Swaptions Written

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate##	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
1-Year Interest Rate Swap, 3/20/24	Morgan Stanley & Co. LLC*	3/16/23	0.40%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	36,619,299	$(15,746)	$(40,281)	$24,535
1-Year Interest Rate Swap, 3/20/24	Morgan Stanley & Co. LLC*	3/16/23	0.60%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	36,619,299	(37,088)	(69,577)	32,489
									$(52,834)	$(109,858)	$57,024

The accompanying notes are an integral part of the consolidated financial statements.

41

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate##	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
5-Year Interest Rate Swap, 6/17/31	Barclays Bank PLC*	6/15/26	3-Month USD LIBOR BBA	Quarterly	3.04%	Semi-Annually	USD	5,700,000	$(83,080)	$(95,475)	$12,395
5-Year Interest Rate Swap, 6/17/31	Barclays Bank PLC*	6/15/26	3-Month USD LIBOR BBA	Quarterly	3.04%	Semi-Annually	USD	5,696,231	(83,025)	(95,270)	12,245
5-Year Interest Rate Swap, 10/14/26	Citibank N.A.*	10/12/21	3-Month USD LIBOR BBA	Quarterly	1.18%	Semi-Annually	USD	13,690,881	(8,544)	(26,012)	17,468
10-Year Interest Rate Swap, 10/14/31	Citibank N.A.*	10/12/21	3-Month USD LIBOR BBA	Quarterly	1.59%	Semi-Annually	USD	9,925,889	(30,972)	(58,700)	27,728
30-Year Interest Rate Swap, 11/26/51	Goldman Sachs International*	11/24/21	6-Month EURIBOR	Semi-Annually	0.79%	Annually	EUR	2,620,253	(9,103)	(60,424)	51,321
10-Year Interest Rate Swap, 11/30/31	Goldman Sachs International*	11/26/21	3-Month USD LIBOR BBA	Quarterly	1.70%	Semi-Annually	USD	2,518,023	(15,429)	(15,594)	165
10-Year Interest Rate Swap, 11/30/31	Goldman Sachs International*	11/26/21	3-Month USD LIBOR BBA	Quarterly	1.71%	Semi-Annually	USD	2,774,145	(16,252)	(14,740)	(1,512)
20-Year Interest Rate Swap, 11/30/41	Goldman Sachs International*	11/26/21	3-Month USD LIBOR BBA	Quarterly	1.96%	Semi-Annually	USD	1,342,946	(14,280)	(14,381)	101
30-Year Interest Rate Swap, 11/30/51	Goldman Sachs International*	11/26/21	3-Month USD LIBOR BBA	Quarterly	2.01%	Semi-Annually	USD	1,008,780	(12,999)	(12,484)	(515)
30-Year Interest Rate Swap, 12/13/51	Goldman Sachs International*	12/09/21	6-Month EURIBOR	Semi-Annually	0.82%	Annually	EUR	2,432,972	(9,792)	(52,121)	42,329
10-Year Interest Rate Swap, 12/29/31	Goldman Sachs International*	12/23/21	3-Month USD LIBOR BBA	Quarterly	1.72%	Semi-Annually	USD	5,935,159	(48,499)	(33,386)	(15,113)
10-Year Interest Rate Swap, 1/28/32	Goldman Sachs International*	1/26/22	3-Month USD LIBOR BBA	Quarterly	1.76%	Semi-Annually	USD	6,955,806	(68,060)	(57,907)	(10,153)
10-Year Interest Rate Swap, 1/28/32	Goldman Sachs International*	1/26/22	3-Month USD LIBOR BBA	Quarterly	1.76%	Semi-Annually	USD	3,477,903	(34,030)	(28,258)	(5,772)

The accompanying notes are an integral part of the consolidated financial statements.

42

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate##	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put (Continued)
30-Year Interest Rate Swap, 11/18/51	JP Morgan Chase Bank N.A.*	11/16/21	6-Month EURIBOR	Semi-Annually	0.78%	Annually	EUR	2,681,299	$(7,646)	$(34,282)	$26,636
5-Year Interest Rate Swap, 12/21/26	Morgan Stanley & Co. LLC*	12/17/21	3-Month USD LIBOR BBA	Quarterly	1.31%	Semi-Annually	USD	6,243,252	(18,336)	(13,263)	(5,073)
30-Year Interest Rate Swap, 12/21/51	Morgan Stanley & Co. LLC*	12/17/21	3-Month USD LIBOR BBA	Quarterly	1.97%	Semi-Annually	USD	1,232,221	(25,118)	(16,037)	(9,081)
10-Year Interest Rate Swap, 11/19/31	Morgan Stanley & Co. LLC*	11/17/21	3-Month USD LIBOR BBA	Quarterly	1.62%	Semi-Annually	USD	6,729,307	(51,934)	(33,512)	(18,422)
30-Year Interest Rate Swap, 11/23/51	Morgan Stanley & Co. LLC*	11/19/21	3-Month USD LIBOR BBA	Quarterly	1.94%	Semi-Annually	USD	2,124,331	(34,192)	(23,793)	(10,399)
30-Year Interest Rate Swap, 12/17/51	Morgan Stanley & Co. LLC*	12/15/21	3-Month USD LIBOR BBA	Quarterly	1.90%	Semi-Annually	USD	1,233,084	(32,471)	(15,414)	(17,057)
5-Year Interest Rate Swap, 7/2/31	Morgan Stanley & Co. LLC*	6/30/26	3-Month USD LIBOR BBA	Quarterly	3.04%	Semi-Annually	USD	5,226,729	(76,660)	(70,562)	(6,098)
									(680,422)	(771,615)	91,193
									$(733,256)	$(881,473)	$148,217

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/22/21	USD	3	JPY	312	$—
Bank of America N.A.*	10/22/21	USD	1,614,209	NOK	14,567,000	(51,943)
Bank of America N.A.*	10/28/21	EUR	1,783,000	USD	2,107,617	(41,353)
Bank of America N.A.*	11/04/21	GBP	17,000	USD	23,642	(735)
Bank of America N.A.*	11/18/21	AUD	2,266,863	USD	1,644,789	(5,663)
Bank of America N.A.*	11/19/21	AUD	1,879,989	USD	1,362,402	(3,013)
Bank of America N.A.*	12/02/21	USD	1,945,032	SEK	16,902,803	13,471
Bank of America N.A.*	12/16/21	JPY	155,897,000	USD	1,398,917	2,727
Barclays Bank PLC*	10/15/21	JPY	295,356,000	USD	2,673,031	(19,031)
Barclays Bank PLC*	12/16/21	JPY	111,067,193	EUR	863,000	(2,580)
Barclays Bank PLC*	12/16/21	JPY	78,689,000	USD	706,879	601
Barclays Bank PLC*	12/16/21	HUF	175,975,377	USD	568,185	(2,458)
Barclays Bank PLC*	12/16/21	PLN	4,532,248	USD	1,139,162	109
BNP Paribas SA*	10/07/21	JPY	588,903,000	USD	5,325,164	(33,694)

The accompanying notes are an integral part of the consolidated financial statements.

43

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
BNP Paribas SA*	11/04/21	USD	2,851,397	HKD	22,175,963	$2,449
BNP Paribas SA*	11/04/21	JPY	225,848,000	USD	2,059,233	(29,540)
BNP Paribas SA*	12/15/21	EUR	1,197,275	USD	1,390,378	(1,462)
BNP Paribas SA*	12/16/21	PLN	906,762	USD	227,792	141
BNP Paribas SA*	12/16/21	USD	422,567	INR	31,349,155	3,364
BNP Paribas SA*	12/16/21	USD	6,488,672	CNH	42,304,559	(35,909)
Citibank N.A.*	10/07/21	EUR	3,000,000	USD	3,546,786	(71,547)
Citibank N.A.*	10/14/21	USD	736,926	INR	54,013,000	9,972
Citibank N.A.*	10/14/21	USD	58,331	BRL	310,000	1,493
Citibank N.A.*	10/14/21	BRL	1,131,630	USD	220,055	(12,572)
Citibank N.A.*	10/14/21	INR	54,013,000	USD	716,267	10,687
Citibank N.A.*	10/28/21	JPY	1,171,195	EUR	9,000	95
Citibank N.A.*	11/12/21	USD	799,237	EUR	674,667	17,163
Citibank N.A.*	11/12/21	USD	2,824,322	HKD	21,973,000	1,399
Citibank N.A.*	11/12/21	EUR	4,804,171	USD	5,646,246	(77,252)
Citibank N.A.*	11/24/21	KRW	1,607,974,700	USD	1,373,633	(16,685)
Citibank N.A.*	12/01/21	USD	1,088,299	INR	80,175,000	14,562
Citibank N.A.*	12/01/21	KRW	1,684,979,000	USD	1,446,210	(24,424)
Citibank N.A.*	12/15/21	USD	2,127,281	CNH	13,889,337	(15,026)
Citibank N.A.*	12/15/21	EUR	2,097,129	USD	2,434,347	(1,542)
Citibank N.A.*	12/16/21	RUB	65,460,917	USD	885,504	2,027
Citibank N.A.*	12/16/21	HUF	175,971,959	USD	567,910	(2,194)
Deutsche Bank AG*	10/28/21	JPY	324,571,155	EUR	2,494,000	26,558
Deutsche Bank AG*	11/04/21	USD	2,009,448	CNH	13,088,000	(15,916)
Goldman Sachs International*	10/21/21	GBP	1,815,000	USD	2,500,869	(55,292)
Goldman Sachs International*	10/21/21	MXN	632,914	USD	31,323	(741)
Goldman Sachs International*	12/15/21	EUR	899,854	USD	1,042,555	1,334
Goldman Sachs International*	12/16/21	BRL	5,927,704	USD	1,116,391	(41,205)
Goldman Sachs International*	12/16/21	JPY	156,096,000	USD	1,414,615	(11,181)
HSBC Bank PLC*	10/08/21	USD	2,766,310	CNH	18,039,000	(31,099)
HSBC Bank PLC*	10/15/21	USD	2,523,445	CNH	16,479,611	(30,712)
HSBC Bank PLC*	11/03/21	IDR	10,252,071,000	USD	707,723	6,491
HSBC Bank PLC*	11/04/21	USD	1,195,662	CNH	7,773,000	(7,208)
HSBC Bank PLC*	12/02/21	AUD	399,200	USD	289,700	(1,031)
HSBC Bank PLC*	12/08/21	USD	1,379,272	BRL	7,226,004	66,465
HSBC Bank PLC*	12/09/21	USD	1,453,578	INR	107,215,898	18,802
HSBC Bank PLC*	12/16/21	USD	3,539,522	CNH	23,001,739	(8,008)
JP Morgan Chase Bank N.A.*	10/07/21	JPY	1,095,000	USD	9,901	(62)
JP Morgan Chase Bank N.A.*	10/14/21	USD	1,460,693	EUR	1,228,096	37,868
JP Morgan Chase Bank N.A.*	10/14/21	JPY	634,365,259	USD	5,764,597	(64,378)
JP Morgan Chase Bank N.A.*	10/15/21	JPY	1,801,302	USD	16,300	(114)
JP Morgan Chase Bank N.A.*	10/22/21	JPY	247,538,312	USD	2,258,614	(34,187)
JP Morgan Chase Bank N.A.*	10/29/21	USD	1,094,781	EUR	923,012	25,111
JP Morgan Chase Bank N.A.*	11/04/21	USD	1,088,765	EUR	916,130	26,949
JP Morgan Chase Bank N.A.*	11/04/21	GBP	1,494,000	USD	2,077,478	(64,381)
JP Morgan Chase Bank N.A.*	11/04/21	JPY	2,757,000	USD	25,201	(424)
JP Morgan Chase Bank N.A.*	11/12/21	JPY	279,377,000	USD	2,528,325	(17,432)
JP Morgan Chase Bank N.A.*	11/18/21	JPY	243,908,458	USD	2,222,613	(30,403)
JP Morgan Chase Bank N.A.*	12/09/21	JPY	1,201,181	USD	10,899	(101)

The accompanying notes are an integral part of the consolidated financial statements.

44

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank N.A.*	12/15/21	USD	3,500,378	EUR	3,002,203	$17,629
JP Morgan Chase Bank N.A.*	12/16/21	GBP	1,063,594	EUR	1,234,000	1,680
JP Morgan Chase Bank N.A.*	12/16/21	HUF	10,209,972	USD	32,898	(75)
Morgan Stanley & Co. LLC*	10/07/21	USD	5,393,558	JPY	589,998,000	92,249
Morgan Stanley & Co. LLC*	10/14/21	USD	5,799,449	JPY	634,365,259	99,231
Morgan Stanley & Co. LLC*	10/15/21	USD	2,721,777	JPY	297,157,000	51,594
Morgan Stanley & Co. LLC*	10/21/21	USD	1,828,565	JPY	199,629,612	34,667
Morgan Stanley & Co. LLC*	10/21/21	JPY	199,629,612	USD	1,821,615	(27,717)
Morgan Stanley & Co. LLC*	10/22/21	USD	2,267,412	JPY	247,538,000	42,988
Morgan Stanley & Co. LLC*	10/28/21	USD	3,764,440	JPY	410,954,000	71,378
Morgan Stanley & Co. LLC*	10/28/21	JPY	410,954,000	USD	3,735,803	(42,741)
Morgan Stanley & Co. LLC*	11/04/21	USD	4,019,275	JPY	438,750,000	76,235
Morgan Stanley & Co. LLC*	11/10/21	NOK	16,114,000	CHF	1,678,004	40,682
Morgan Stanley & Co. LLC*	11/12/21	USD	2,787,396	EUR	2,396,153	9,776
Morgan Stanley & Co. LLC*	11/16/21	NOK	9,631,000	CHF	1,002,133	24,933
Morgan Stanley & Co. LLC*	12/02/21	JPY	1,523,267	USD	13,896	(204)
Morgan Stanley & Co. LLC*	12/02/21	AUD	1,508,576	USD	1,104,670	(13,790)
Morgan Stanley & Co. LLC*	12/08/21	USD	1,442,867	NZD	2,033,000	40,048
Morgan Stanley & Co. LLC*	12/09/21	JPY	1,674,937,936	USD	15,306,655	(249,794)
Morgan Stanley & Co. LLC*	12/15/21	EUR	5,434,365	USD	6,381,429	(77,215)
Morgan Stanley & Co. LLC*	12/16/21	CAD	1,583,563	USD	1,235,581	14,655
Morgan Stanley & Co. LLC*	12/16/21	JPY	1,640,985,479	USD	15,016,554	(262,727)
State Street Bank and Trust Co.*	10/14/21	JPY	200,150,840	EUR	1,533,808	21,485
State Street Bank and Trust Co.*	10/15/21	USD	3	JPY	302	—
State Street Bank and Trust Co.*	10/28/21	USD	3,704,256	EUR	3,130,168	76,801
UBS AG*	10/21/21	MXN	31,643,000	USD	1,565,800	(36,822)
UBS AG*	11/04/21	USD	2,261	CNH	14,726	(18)
UBS AG*	11/04/21	JPY	210,145,000	USD	1,920,890	(32,320)
UBS AG*	11/24/21	KRW	1,608,586,000	USD	1,365,621	(8,157)
UBS AG*	12/02/21	JPY	156,146,000	USD	1,424,471	(20,923)
UBS AG*	12/08/21	USD	1,805,411	SEK	15,499,000	34,135
UBS AG*	12/08/21	KRW	1,685,093,000	USD	1,441,482	(19,720)
UBS AG*	12/09/21	USD	1,371,717	CNH	8,923,695	(5,347)
UBS AG*	12/16/21	HUF	70,425,692	USD	227,267	(863)
UBS AG*	12/16/21	PLN	121,990	USD	30,617	47
						$(620,880)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Euro-BTP	12/08/21	85	$15,191,946	$(230,988)
Euro-Bund	12/08/21	91	18,160,839	(260,140)
Japan Bonds 10 Year	12/13/21	6	8,186,370	(25,896)
Australia Bonds 10 Year	12/15/21	100	10,444,887	(217,131)
S&P TSX 60 Index	12/16/21	3	581,770	(15,166)
E-mini Russell 2000 Index	12/17/21	69	7,714,943	(122,183)

The accompanying notes are an integral part of the consolidated financial statements.

45

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long (Continued)
FTSE 100 Index	12/17/21	20	$1,889,756	$16,411
FTSE MIB Index	12/17/21	3	445,560	(4,698)
Mini MSCI Emerging Market Index	12/17/21	12	778,539	(31,179)
U.S. Treasury Long Bond	12/21/21	19	3,086,641	(61,485)
U.S. Treasury Ultra Bond	12/21/21	52	10,261,299	(326,049)
U.S. Treasury Note 5 Year	12/31/21	813	100,351,148	(561,749)
				$(1,840,253)
Short
Euro-Buxl 30 Year Bond	12/08/21	17	$(4,132,535)	$128,374
Yen Denom Nikkei Index	12/09/21	1	(134,217)	2,562
Euro Stoxx 50 Index	12/17/21	44	(2,109,152)	45,992
Nasdaq 100 E Mini Index	12/17/21	15	(4,594,350)	189,600
S&P 500 E Mini Index	12/17/21	245	(54,457,388)	1,809,950
U.S. Treasury Note 10 Year	12/21/21	23	(3,053,918)	26,902
U.S. Treasury Note Ultra 10 Year	12/21/21	294	(43,260,574)	557,074
UK Long Gilt	12/29/21	33	(5,712,954)	148,259
U.S. Treasury Note 2 Year	12/31/21	411	(90,476,423)	33,946
				$2,942,659

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 33†	1.000%	Quarterly	12/20/2024	USD	22,361,180	$(418,221)	$(493,336)	$75,115
CDX.NA.IG Series 36†	1.000%	Quarterly	6/20/2026	USD	1,398,129	(33,417)	(34,695)	1,278
						$(451,638)	$(528,031)	$76,393

OTC Credit Default Swaps-Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Bombardier, Inc.	5.000%	Quarterly	Barclays Bank PLC*	6/20/23	USD	230,995	$(13,243)	$33,494	$(46,737)
Rite Aid Corp.	5.000%	Quarterly	Goldman Sachs International*	6/20/26	USD	20,000	3,284	1,700	1,584
							$(9,959)	$35,194	$(45,153)

The accompanying notes are an integral part of the consolidated financial statements.

46

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Centrally Cleared Credit Default Swap - Sell Protection††

Reference Obligation/Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover Series 34†	5.000%	Quarterly	12/20/25	BB-	EUR	1,860,490	$259,795	$173,481	$86,314
iTraxx Europe Crossover Series 35†	5.000%	Quarterly	6/20/26	BB-	EUR	2,352,000	318,135	340,177	(22,042)
CDX.NA.HY Series 34†	5.000%	Quarterly	6/20/25	BB-	USD	727,149	63,456	41,810	21,646
							$641,386	555,468	$85,918

OTC Credit Default Swaps-Sell Protection††

Reference Obligation/Index	Rate Received by Fund	Payment Frequency	Counterparty	Credit Rating	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Bombardier, Inc.	5.000%	Quarterly	Barclays Bank PLC*	Caa1	12/20/21	USD	350,000	$3,178	$(17,500)	$20,678
Trust Fibra Uno	1.000%	Quarterly	Citibank N.A.*	Baa2	6/20/26	USD	19,000	(575)	(2,084)	1,509
Trust Fibra Uno	1.000%	Quarterly	Citibank N.A.*	Baa2	6/20/26	USD	104,000	(3,145)	(11,477)	8,332
								$(542)	$(31,061)	$30,519

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 0.020%	Annually	6-Month EURIBOR	Semi-Annually	8/26/31	EUR	2,752,656	$41,962	$62	$41,900
28 Day- MXN-TIIE-Banxico	Monthly	Fixed 4.415%	Monthly	2/28/23	MXN	25,811,467	(29,188)	10	(29,198)
28 Day- MXN-TIIE-Banxico	Monthly	Fixed 4.495%	Monthly	3/03/23	MXN	25,803,353	(28,046)	10	(28,056)
28 Day- MXN-TIIE-Banxico	Monthly	Fixed 4.680%	Monthly	2/27/24	MXN	18,315,395	(37,749)	7	(37,756)
28 Day- MXN-TIIE-Banxico	Monthly	Fixed 4.855%	Monthly	3/01/24	MXN	18,315,395	(34,401)	7	(34,408)
28 Day- MXN-TIIE-Banxico	Monthly	Fixed 6.478%	Monthly	8/12/26	MXN	15,361,130	(18,137)	10	(18,147)
28 Day- MXN-TIIE-Banxico	Monthly	Fixed 6.428%	Monthly	8/13/26	MXN	21,207,351	(27,234)	13	(27,247)
28 Day- MXN-TIIE-Banxico	Monthly	Fixed 6.465%	Monthly	8/13/26	MXN	21,092,847	(25,470)	13	(25,483)
28 Day- MXN-TIIE-Banxico	Monthly	Fixed 6.415%	Monthly	8/14/26	MXN	17,195,149	(22,546)	11	(22,557)
28 Day- MXN-TIIE-Banxico	Monthly	Fixed 6.440%	Monthly	8/14/26	MXN	10,432,408	(13,145)	6	(13,151)
28 Day- MXN-TIIE-Banxico	Monthly	Fixed 6.420%	Monthly	8/17/26	MXN	15,490,115	(20,221)	9	(20,230)
Fixed 1.060%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	3/27/22	USD	27,703,212	(123,630)	218	(123,848)

The accompanying notes are an integral part of the consolidated financial statements.

47

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 0.880%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	8/17/22	USD	15,490,278	$(98,062)	$122	$(98,184)
Fixed 0.398%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	3/08/24	USD	23,190,000	56,242	184	56,058
Fixed 0.526%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	6/06/24	USD	5,548,326	20,417	43	20,374
Fixed 0.574%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	6/28/24	USD	5,258,177	1,572	66	1,506
Fixed 0.510%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/13/24	USD	4,871,565	11,819	60	11,759
Fixed 0.547%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/16/24	USD	7,348,639	10,459	91	10,368
Fixed 0.551%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/20/24	USD	4,868,729	7,020	60	6,960
Fixed 0.553%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/20/24	USD	2,434,364	3,408	30	3,378
Fixed 0.492%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/23/24	USD	4,805,476	15,091	52	15,039
Fixed 0.495%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/23/24	USD	4,805,476	14,688	52	14,636
Fixed 0.557%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	8/12/24	USD	7,351,186	12,921	80	12,841
Fixed 0.568%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	8/13/24	USD	4,783,300	6,919	52	6,867
Fixed 0.565%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	8/27/24	USD	2,406,020	4,496	26	4,470
Fixed 0.568%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	8/27/24	USD	2,406,020	4,322	26	4,296
Fixed 0.569%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	8/27/24	USD	2,381,960	4,176	26	4,150
Fixed 0.571%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	8/27/24	USD	2,418,048	4,120	26	4,094
Fixed 0.573%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	8/27/24	USD	2,418,040	3,987	26	3,961
Fixed 1.600%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	1/24/25	USD	10,965,933	(311,457)	286	(311,743)
Fixed 0.351%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	8/27/25	USD	4,334,000	88,158	54	88,104
3-Month USD LIBOR BBA	Quarterly	Fixed 0.370%	Semi-Annually	10/29/25	USD	12,517,428	(274,650)	157	(274,807)
3-Month USD LIBOR BBA	Quarterly	Fixed 0.455%	Semi-Annually	11/23/25	USD	3,480,000	(67,740)	44	(67,784)
3-Month USD LIBOR BBA	Quarterly	Fixed 0.385%	Semi-Annually	2/10/26	USD	8,745,368	(221,317)	109	(221,426)
Fixed 0.682%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	2/19/26	USD	4,277,961	54,698	53	54,645
Fixed 0.700%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	2/22/26	USD	1,169,132	14,181	15	14,166
3-Month USD LIBOR BBA	Quarterly	Fixed 0.834%	Semi-Annually	3/08/26	USD	14,230,000	(93,934)	177	(94,111)

The accompanying notes are an integral part of the consolidated financial statements.

48

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 0.620%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	4/08/26	USD	8,487,296	$144,358	$107	$144,251
3-Month USD LIBOR BBA	Quarterly	Fixed 0.870%	Semi-Annually	4/08/26	USD	8,487,296	(49,691)	107	(49,798)
Fixed 0.600%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	4/08/26	USD	20,612,004	368,975	259	368,716
3-Month USD LIBOR BBA	Quarterly	Fixed 0.850%	Semi-Annually	4/08/26	USD	20,612,004	(139,070)	259	(139,329)
Fixed 0.630%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	5/26/26	USD	19,779,000	358,405	248	358,157
Fixed 0.850%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	5/27/26	USD	9,981,909	80,341	125	80,216
Fixed 0.640%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	5/27/26	USD	29,945,725	529,809	376	529,433
3-Month USD LIBOR BBA	Quarterly	Fixed 0.976%	Semi-Annually	6/28/26	USD	3,154,906	(9,662)	40	(9,702)
3-Month USD LIBOR BBA	Quarterly	Fixed 0.874%	Semi-Annually	7/13/26	USD	2,870,743	(23,577)	36	(23,613)
Fixed 0.940%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	10/14/26	USD	1,682,837	13,125	21	13,104
Fixed 0.690%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	6/23/30	USD	1,360,000	91,118	24	91,094
3-Month USD LIBOR BBA	Quarterly	Fixed 1.080%	Semi-Annually	8/17/30	USD	3,116,195	(111,766)	56	(111,822)
3-Month USD LIBOR BBA	Quarterly	Fixed 0.639%	Semi-Annually	8/21/30	USD	1,490,558	(109,436)	27	(109,463)
3-Month USD LIBOR BBA	Quarterly	Fixed 0.675%	Semi-Annually	9/14/30	USD	526,252	(37,503)	9	(37,512)
Fixed 0.710%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	9/25/30	USD	800,000	54,929	14	54,915
3-Month USD LIBOR BBA	Quarterly	Fixed 0.660%	Semi-Annually	9/25/30	USD	800,000	(58,329)	14	(58,343)
3-Month USD LIBOR BBA	Quarterly	Fixed 0.693%	Semi-Annually	9/29/30	USD	640,000	(44,951)	12	(44,963)
Fixed 0.764%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	9/29/30	USD	640,000	41,044	12	41,032
Fixed 0.810%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	11/23/30	USD	2,290,817	142,105	42	142,063
Fixed 1.173%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	2/04/31	USD	1,508,382	48,407	27	48,380
Fixed 1.195%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	2/05/31	USD	889,175	26,772	16	26,756
3-Month USD LIBOR BBA	Quarterly	Fixed 1.400%	Semi-Annually	4/07/31	USD	6,584,667	(85,011)	121	(85,132)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.420%	Semi-Annually	4/08/31	USD	3,793,814	(42,158)	70	(42,228)
Fixed 1.570%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	5/27/31	USD	2,494,308	(4,510)	46	(4,556)
Fixed 1.540%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	5/28/31	USD	442,341	401	8	393

The accompanying notes are an integral part of the consolidated financial statements.

49

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 2.179%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	6/17/31	USD	3,820,000	$(17,423)	$59	$(17,482)
Fixed 2.180%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	6/17/31	USD	3,756,231	(17,347)	58	(17,405)
Fixed 2.162%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	6/18/31	USD	3,820,000	(14,378)	59	(14,437)
Fixed 1.994%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/02/31	USD	3,658,729	14,657	57	14,600
Fixed 1.990%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/02/31	USD	1,568,000	6,569	24	6,545
Fixed 1.400%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	10/12/31	USD	2,143,673	35,981	39	35,942
Fixed 1.383%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	10/14/31	USD	1,312,043	24,234	24	24,210
Fixed 1.380%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	10/14/31	USD	1,904,115	35,711	34	35,677
Fixed 1.443%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	11/26/31	USD	1,147,099	17,302	21	17,281
Fixed 1.412%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	11/30/31	USD	795,815	14,455	14	14,441
Fixed 1.699%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	11/26/41	USD	615,517	16,411	18	16,393
Fixed 0.885%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/02/50	USD	1,012,000	230,412	33	230,379
Fixed 0.875%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/21/50	USD	665,841	153,333	22	153,311
3-Month USD LIBOR BBA	Quarterly	Fixed 1.080%	Semi-Annually	9/28/50	USD	341,000	(62,533)	11	(62,544)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.075%	Semi-Annually	9/28/50	USD	1,453,737	(268,290)	48	(268,338)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.070%	Semi-Annually	10/21/50	USD	998,761	(185,818)	34	(185,852)
Fixed 1.270%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	10/23/50	USD	2,145,000	298,500	73	298,427
3-Month USD LIBOR BBA	Quarterly	Fixed 0.970%	Semi-Annually	10/28/50	USD	816,000	(171,033)	27	(171,060)
Fixed 1.170%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	10/28/50	USD	848,013	137,935	29	137,906
Fixed 0.980%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	10/29/50	USD	2,472,955	512,400	84	512,316
Fixed 1.300%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	11/19/50	USD	1,876,740	248,442	63	248,379
Fixed 1.220%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	11/27/50	USD	848,013	128,267	29	128,238
Fixed 1.450%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	12/11/50	USD	616,988	59,974	21	59,953
3-Month USD LIBOR BBA	Quarterly	Fixed 1.200%	Semi-Annually	12/22/50	USD	3,275,100	(511,526)	111	(511,637)
Fixed 1.270%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	12/30/50	USD	848,013	118,430	29	118,401

The accompanying notes are an integral part of the consolidated financial statements.

50

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 1.445%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	1/07/51	USD	2,018,820	$199,097	$68	$199,029
Fixed 1.520%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	1/08/51	USD	691,273	55,939	23	55,916
Fixed 1.625%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	1/25/51	USD	1,484,866	83,423	50	83,373
Fixed 1.480%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	1/28/51	USD	2,638,779	238,706	88	238,618
Fixed 1.575%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	2/01/51	USD	1,530,734	104,201	51	104,150
Fixed 1.660%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	2/04/51	USD	858,617	41,211	29	41,182
Fixed 1.680%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	2/05/51	USD	889,175	38,471	30	38,441
Fixed 0.888%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	2/10/51	USD	1,590,067	366,774	53	366,721
3-Month USD LIBOR BBA	Quarterly	Fixed 1.238%	Semi-Annually	2/10/51	USD	2,385,100	(352,771)	80	(352,851)
Fixed 1.912%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	2/22/51	USD	347,273	(4,032)	12	(4,044)
Fixed 2.010%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	5/27/51	USD	1,290,159	(45,464)	44	(45,508)
Fixed 1.973%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	5/28/51	USD	212,324	(5,624)	7	(5,631)
Fixed 2.035%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	6/07/51	USD	401,839	(16,564)	14	(16,578)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.827%	Semi-Annually	6/22/51	USD	882,938	(7,496)	30	(7,526)
Fixed 1.626%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	8/23/51	USD	307,469	17,397	10	17,387
Fixed 1.705%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	11/30/51	USD	291,425	11,752	9	11,743
							$1,647,539	$5,988	$1,641,551

The accompanying notes are an integral part of the consolidated financial statements.

51

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
BRL CDI	Maturity	Fixed 9.385%	Maturity	JP Morgan Chase Bank N.A.*	1/02/25	BRL	7,665,832	$(20,168)	$—	$(20,168)
BRL CDI	Maturity	Fixed 9.420%	Maturity	JP Morgan Chase Bank N.A.*	1/02/25	BRL	8,362,847	(20,928)	—	(20,928)
BRL CDI	Maturity	Fixed 9.540%	Maturity	JP Morgan Chase Bank N.A.*	1/02/25	BRL	8,332,021	(16,572)	—	(16,572)
								$(57,668)	$—	$(57,668)

OTC Total Return Swaps

Paid by the Fund				Received by the Fund
Rate/ Reference	No. of Contracts/ Notional		Frequency	Rate/ Reference	No. of Contracts/ Notional	Frequency	Counterparty	Termination Date	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation (Depreciation)
	USD	157,788	Maturity	S&P 500 Dividend Index Future December 2021	3,250	Maturity	BNP Paribas SA*	12/17/21	$35,913	$—	$35,913
iShares iBoxx $ High Yield Corporate Bond ETF		4,925	Quarterly	3-Month USD LIBOR BBA - 215 bp	USD 428,944	Quarterly	Citibank N.A.*	10/19/21	(1,944)	—	(1,944)
iShares iBoxx $ Investment Grade Corporate Bond ETF		3,200	Quarterly	3-Month USD LIBOR BBA - 85 bp	USD 434,464	Quarterly	Citibank N.A.*	10/19/21	8,768	—	8,768
iShares iBoxx $ Investment Grade Corporate Bond ETF		3,200	Quarterly	3-Month USD LIBOR BBA - 85 bp	USD 434,528	Quarterly	Citibank N.A.*	10/19/21	8,832	—	8,832
iShares iBoxx $ Investment Grade Corporate Bond ETF		3,161	Quarterly	3-Month USD LIBOR BBA - 85 bp	USD 427,209	Quarterly	Citibank N.A.*	10/21/21	6,701	—	6,701
3-Month USD LIBOR BBA	USD	552,067	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	3,012	Quarterly	Goldman Sachs International*	12/20/21	2,109	—	2,109
3-Month USD LIBOR BBA	USD	552,066	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	3,006	Quarterly	Goldman Sachs International*	3/20/22	2,188	—	2,188
3-Month USD LIBOR BBA	USD	368,044	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	2,005	Quarterly	Morgan Stanley & Co. LLC*	12/20/21	903	—	903
3-Month USD LIBOR BBA	USD	368,045	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	2,001	Quarterly	Morgan Stanley & Co. LLC*	3/20/22	956	—	956
									$64,426	$—	$64,426

The accompanying notes are an integral part of the consolidated financial statements.

52

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

OTC Total Return Swaps

Reference Entity	Counterparty	Termination Date	Notional Amount		Net Value of Reference Entities	Unrealized Appreciation/ (Depreciation)	Gross Notional Amount Asset %
Equity Securities Short (a)	Citigroup Global Markets, Inc.*	01/26/2022-02/24/2023	USD	(1,126,604)	$(1,098,010)	$28,594	0.2%
Equity Securities Short (b)	JP Morgan Chase Bank N.A.*	02/08/2023	USD	(1,818,280)	(1,743,966)	74,314	0.3%
					$(2,841,976)	$102,908

*	Contracts are subject to a Master Netting Agreement.
##	Exercise Rate
(a)

The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specific benchmark, plus or minus a spread in a range of 17.5 to 150 basis points. Net payments are exchanged monthly. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

1 month USD LIBOR
1 week USD LIBOR
(b)

The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specific benchmark, plus or minus a spread in a range of 17.5 to 150 basis points. Net payments are exchanged monthly. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

1 month USD LIBOR
Federal Funds Rate
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the creditworthiness of the underlying issuer. As the credit rating declines, the likelihood of payment by the fund increases. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Yuan
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
USD	U.S. Dollar

The accompanying notes are an integral part of the consolidated financial statements.

53

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities September 30, 2021

Assets:
Investments, at value (Note 2) (a)	$617,937,453
Repurchase agreements, at value (Note 2) (b)	95,339,924
Total investments (c)	713,277,377
Cash	537,930
Foreign currency, at value (d)	600,848
Receivables from:
Investments sold
Regular delivery	3,224,354
Collateral pledged for open derivative instruments (Note 2)	1,542,000
Open forward contracts (Note 2)	1,040,051
Fund shares sold	2,496,075
Investment adviser (Note 3)	141,221
Collateral pledged for equities sold short	3,636,036
Variation margin on open derivative instruments (Note 2)	10,684,727
Interest and dividends	1,155,178
Interest tax reclaim	48,763
Foreign taxes withheld	434,655
Open swap agreements, at value (Note 2)	175,740
Prepaid expenses	27,590
Total assets	739,022,545
Liabilities:
Payables for:
Investments purchased
Regular delivery	4,052,644
Delayed delivery	21,907,078
Collateral held for open derivative instruments (Note 2)	245,000
Written options outstanding, at value (Note 2) (e)	1,959,796
Open forward contracts (Note 2)	1,660,931
Securities sold short, at value (Note 2) (f)	2,602,592
Interest and dividends	14,058
Fund shares repurchased	96,114
Premium on purchased options	67,039
Collateral held for securities on loan (Note 2) (g)	8,798,649
Open swap agreements, at value (Note 2)	76,575
Trustees’ fees and expenses (Note 3)	83,473
Affiliates (Note 3):
Administration fees	66,098
Investment advisory fees	458,275
Service fees	12,366
Distribution fees	7,256
Accrued expense and other liabilities	444,158
Total liabilities	42,552,102
Net assets	$696,470,443
Net assets consist of:
Paid-in capital	$536,491,189
Accumulated Gain (Loss)	159,979,254
Net assets	$696,470,443

(a)	Cost of investments:	$529,187,262
(b)	Cost of repurchase agreements:	$95,339,924
(c)	Securities on loan with market value of:	$12,186,501
(d)	Cost of foreign currency:	$598,699
(e)	Premiums on written options:	$2,253,346
(f)	Proceeds from securities sold short:	$2,436,108
(g)	Non-cash collateral is not included.

The accompanying notes are an integral part of the consolidated financial statements.

54

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Assets and Liabilities September 30, 2021

Class I shares:
Net assets	$660,694,778
Shares outstanding (a)	50,409,988
Net asset value, offering price and redemption price per share	$13.11
Class R5 shares:
Net assets	$3,752,748
Shares outstanding (a)	281,674
Net asset value, offering price and redemption price per share	$13.32
Service Class shares:
Net assets	$5,170,769
Shares outstanding (a)	395,236
Net asset value, offering price and redemption price per share	$13.08
Administrative Class shares:
Net assets	$7,932,438
Shares outstanding (a)	585,188
Net asset value, offering price and redemption price per share	$13.56
Class A shares:
Net assets	$2,441,606
Shares outstanding (a)	187,245
Net asset value, and redemption price per share	$13.04
Offering price per share (100/[100-maximum sales charge] of net asset value)	$13.80
Class R4 shares:
Net assets	$5,376,637
Shares outstanding (a)	416,546
Net asset value, offering price and redemption price per share	$12.91
Class R3 shares:
Net assets	$11,101,467
Shares outstanding (a)	866,038
Net asset value, offering price and redemption price per share	$12.82

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

55

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Operations For the Year Ended September 30, 2021

Investment income (Note 2):
Dividends (a)	$7,862,109
Interest (b)	4,050,070
Securities lending net income	29,550
Total investment income	11,941,729
Expenses (Note 3):
Investment advisory fees	5,393,911
Custody fees	600,216
Dividend expense on short sales	45,554
Audit fees	151,488
Legal fees	34,606
Proxy fees	1,159
Accounting & Administration fees	98,761
Shareholder reporting fees	35,253
Trustees’ fees	25,243
Registration and filing fees	103,778
Transfer agent fees	2,991
6,492,960
Administration fees:
Class R5	3,796
Service Class	9,589
Administrative Class	21,100
Class A	6,876
Class R4	11,082
Class R3	24,359
Distribution and Service fees:
Class A	6,534
Class R4	13,853
Class R3	60,898
Shareholder service fees:
Service Class	586
Administrative Class	2,981
Class A	964
Total expenses	6,655,578
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(930,695)
Class R5 fees reimbursed by adviser	(5,495)
Service Class fees reimbursed by adviser	(7,369)
Administrative Class fees reimbursed by adviser	(11,634)
Class A fees reimbursed by adviser	(3,787)
Class R4 fees reimbursed by adviser	(8,033)
Class R3 fees reimbursed by adviser	(17,534)
Net expenses:	5,671,031
Net investment income (loss)	6,270,698

The accompanying notes are an integral part of the consolidated financial statements.

56

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Operations For the Year Ended September 30, 2021

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$85,845,369
Futures contracts	(22,064,809)
Written options	10,169,018
Equities sold short	490,608
Swap agreements	343,774
Foreign currency transactions	(291,950)
Forward contracts	(1,522,559)
Net realized gain (loss)	72,969,451
Net change in unrealized appreciation (depreciation) on:
Investment transactions	13,469,726 *
Futures contracts	1,542,242
Written options	(211,031)
Equities sold short	(210,662)
Swap agreements	2,207,848
Translation of assets and liabilities in foreign currencies	8,568
Forward contracts	(701,706)
Net change in unrealized appreciation (depreciation)	16,104,985
Net realized gain (loss) and change in unrealized appreciation (depreciation)	89,074,436
Net increase (decrease) in net assets resulting from operations	$95,345,134

(a)	Net of foreign withholding tax of:	$574,106
(b)	Net of foreign withholding tax of:	$21
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$22,747

The accompanying notes are an integral part of the consolidated financial statements.

57

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)
Consolidated Statements of Changes in Net Assets

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,270,698	$5,943,112
Net realized gain (loss)	72,969,451	25,408,207
Net change in unrealized appreciation (depreciation)	16,104,985	44,538,627
Net increase (decrease) in net assets resulting from operations	95,345,134	75,889,946
Distributions to shareholders (Note 2):
Class I	(38,661,602)	(18,899,024)
Class R5	(219,485)	(133,929)
Service Class	(291,578)	(132,327)
Administrative Class	(463,737)	(223,624)
Class A	(152,252)	(76,010)
Class R4	(304,216)	(220,315)
Class R3	(671,917)	(358,928)
Total distributions	(40,764,787)	(20,044,157)
Net fund share transactions (Note 5):
Class I	32,731,882	(15,545,900)
Class R5	(329,134)	(1,617,989)
Service Class	440,029	2,272
Administrative Class	(381,729)	(474,785)
Class A	(190,672)	(327,309)
Class R4	(495,105)	(2,061,225)
Class R3	(978,479)	(411,253)
Increase (decrease) in net assets from fund share transactions	30,796,792	(20,436,189)
Total increase (decrease) in net assets	85,377,139	35,409,600
Net assets
Beginning of year	611,093,304	575,683,704
End of year	$696,470,443	$611,093,304

The accompanying notes are an integral part of the consolidated financial statements.

58

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)
Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including short sale dividend and loan expense)[y]	Ratio of expenses to average daily net assets after expense waivers (including short sale dividend and loan expense)[j,y]	Ratio of expenses to average daily net assets after expense waivers (excluding short sale dividend and loan expense)[j]	Net investment income (loss) to average daily net assets (including short sale dividend and loan expense)
Class I
9/30/21	$12.09	$0.12	$1.72	$1.84	$(0.16)	$(0.66)	$(0.82)	$13.11	15.67%	$660,695	0.94%	0.80%	0.79%	0.93%
9/30/20	11.00	0.12	1.37	1.49	(0.13)	(0.27)	(0.40)	12.09	13.78%	576,459	0.96%	0.80%	0.79%	1.05%
9/30/19	11.18	0.17	0.11	0.28	(0.12)	(0.34)	(0.46)	11.00	2.99%	539,538	0.93%	0.80%	0.79%	1.61%
9/30/18	11.17	0.17	0.12	0.29	(0.25)	(0.03)	(0.28)	11.18	2.61%	537,404	0.97%	0.79%	0.79%[z]	1.51%
9/30/17	10.16	0.14	0.97	1.11	(0.10)	—	(0.10)	11.17	10.99%	545,487	1.00%	0.81%	0.79%	1.33%
Class R5
9/30/21	$12.27	$0.11	$1.74	$1.85	$(0.14)	$(0.66)	$(0.80)	$13.32	15.52%	$3,753	1.04%	0.90%	0.89%	0.82%
9/30/20	11.16	0.10	1.39	1.49	(0.11)	(0.27)	(0.38)	12.27	13.63%	3,751	1.07%	0.89%	0.88%	0.91%
9/30/19	11.33	0.16	0.12	0.28	(0.11)	(0.34)	(0.45)	11.16	2.89%	4,637	1.03%	0.90%	0.89%	1.50%
9/30/18	11.31	0.16	0.13	0.29	(0.24)	(0.03)	(0.27)	11.33	2.57%	6,466	1.06%	0.89%	0.89%[z]	1.41%
9/30/17	10.29	0.13	0.98	1.11	(0.09)	—	(0.09)	11.31	10.83%	7,554	1.10%	0.91%	0.89%	1.23%
Service Class
9/30/21	$12.07	$0.10	$1.71	$1.81	$(0.14)	$(0.66)	$(0.80)	$13.08	15.40%	$5,171	1.14%	1.00%	0.99%	0.73%
9/30/20	10.98	0.10	1.36	1.46	(0.10)	(0.27)	(0.37)	12.07	13.58%	4,335	1.17%	1.00%	0.99%	0.86%
9/30/19	11.16	0.15	0.11	0.26	(0.10)	(0.34)	(0.44)	10.98	2.74%	3,965	1.13%	1.00%	0.99%	1.40%
9/30/18	11.14	0.13	0.15	0.28	(0.23)	(0.03)	(0.26)	11.16	2.50%	4,587	1.16%	0.99%	0.99%[z]	1.20%
9/30/17	10.14	0.12	0.95	1.07	(0.07)	—	(0.07)	11.14	10.66%	11,011	1.20%	1.01%	0.99%	1.12%
Administrative Class
9/30/21	$12.48	$0.08	$1.78	$1.86	$(0.12)	$(0.66)	$(0.78)	$13.56	15.33%	$7,932	1.24%	1.10%	1.09%	0.62%
9/30/20	11.34	0.09	1.41	1.50	(0.09)	(0.27)	(0.36)	12.48	13.45%	7,654	1.27%	1.10%	1.09%	0.75%
9/30/19	11.50	0.14	0.13	0.27	(0.09)	(0.34)	(0.43)	11.34	2.71%	7,466	1.23%	1.10%	1.09%	1.31%
9/30/18	11.48	0.14	0.13	0.27	(0.22)	(0.03)	(0.25)	11.50	2.32%	8,687	1.26%	1.09%	1.09%[z]	1.19%
9/30/17	10.44	0.11	0.99	1.10	(0.06)	—	(0.06)	11.48	10.59%	9,916	1.30%	1.11%	1.09%	1.03%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	132%	197%	174%	145%	153%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
y	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Consolidated Statement of Operations.
z	Amount of short sale dividend and loan expense had no impact on the ratio of expenses to average daily net assets.

The accompanying notes are an integral part of the consolidated financial statements.

59

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including short sale dividend and loan expense)[y]	Ratio of expenses to average daily net assets after expense waivers (including short sale dividend and loan expense)[j,y]	Ratio of expenses to average daily net assets after expense waivers (excluding short sale dividend and loan expense)[j]	Net investment income (loss) to average daily net assets (including short sale dividend and loan expense)
Class A
9/30/21	$12.03	$0.05	$1.71	$1.76	$(0.09)	$(0.66)	$(0.75)	$13.04	15.05%	$2,442	1.49%	1.35%	1.34%	0.38%
9/30/20	10.94	0.06	1.36	1.42	(0.06)	(0.27)	(0.33)	12.03	13.22%	2,423	1.52%	1.35%	1.34%	0.50%
9/30/19	11.10	0.11	0.12	0.23	(0.05)	(0.34)	(0.39)	10.94	2.42%	2,523	1.49%	1.35%	1.34%	1.04%
9/30/18	11.08	0.11	0.11	0.22	(0.17)	(0.03)	(0.20)	11.10	2.00%	3,836	1.52%	1.34%	1.34%[z]	0.96%
9/30/17	10.07	0.08	0.97	1.05	(0.04)	—	(0.04)	11.08	10.42%	3,873	1.55%	1.36%	1.34%	0.77%
Class R4
9/30/21	$11.90	$0.06	$1.70	$1.76	$(0.09)	$(0.66)	$(0.75)	$12.91	15.22%	$5,377	1.39%	1.25%	1.24%	0.48%
9/30/20	10.83	0.07	1.34	1.41	(0.07)	(0.27)	(0.34)	11.90	13.22%	5,391	1.41%	1.25%	1.24%	0.60%
9/30/19	11.00	0.12	0.12	0.24	(0.07)	(0.34)	(0.41)	10.83	2.57%	7,021	1.39%	1.25%	1.24%	1.17%
9/30/18	11.00	0.12	0.11	0.23	(0.20)	(0.03)	(0.23)	11.00	2.10%	9,324	1.41%	1.24%	1.24%[z]	1.05%
9/30/17	10.01	0.08	0.97	1.05	(0.06)	—	(0.06)	11.00	10.53%	10,527	1.45%	1.26%	1.24%	0.82%
Class R3
9/30/21	$11.84	$0.03	$1.68	$1.71	$(0.07)	$(0.66)	$(0.73)	$12.82	14.86%	$11,101	1.64%	1.50%	1.49%	0.22%
9/30/20	10.78	0.04	1.34	1.38	(0.05)	(0.27)	(0.32)	11.84	12.99%	11,080	1.67%	1.50%	1.49%	0.35%
9/30/19	10.95	0.10	0.11	0.21	(0.04)	(0.34)	(0.38)	10.78	2.31%	10,533	1.63%	1.50%	1.49%	0.92%
9/30/18	10.95	0.09	0.12	0.21	(0.18)	(0.03)	(0.21)	10.95	1.88%	14,074	1.67%	1.49%	1.49%[z]	0.82%
9/30/17	9.98	0.07	0.95	1.02	(0.05)	—	(0.05)	10.95	10.23%	14,001	1.70%	1.51%	1.49%	0.64%

The accompanying notes are an integral part of the consolidated financial statements.

60

Notes to Consolidated Financial Statements

1. The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Select BlackRock Global Allocation Fund (the “Fund”) is a series of the Trust.

Each share class of the Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related investments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related investments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of September 30, 2021, the Fund’s net assets were $696,470,443, of which $6,781,610 or 0.97%, represents the Subsidiary’s net assets.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, the Fund’s net asset value generally is not calculated and the Fund does not anticipate accepting buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities

61

Notes to Consolidated Financial Statements (Continued)

traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Fund’s Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

1

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

62

Notes to Consolidated Financial Statements (Continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Fund’s subadviser utilizes one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date the Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

63

Notes to Consolidated Financial Statements (Continued)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of September 30, 2021, for the Fund’s investments:

	Level 1	Level 2	Level 3		Total
Asset Investments
Common Stock*
Australia	$—	$277,639	$548,157	**	$825,796
Belgium	—	8,169	—		8,169
Bermuda	48,980	42,915	—		91,895
Brazil	726,175	—	—		726,175
British Virgin Islands	513,388	—	—		513,388
Canada	6,398,006	—	—		6,398,006
Cayman Islands	4,794,467	6,835,602	—		11,630,069
China	—	6,468,929	—		6,468,929
Denmark	—	2,349,547	—		2,349,547
Finland	—	1,187,491	—		1,187,491
France	—	17,125,691	—		17,125,691
Germany	390	23,641,907	—		23,642,297
Hong Kong	—	3,171,667	—		3,171,667
India	—	1,552,081	—		1,552,081
Indonesia	—	213,047	—		213,047
Ireland	1,655,479	—	—		1,655,479
Israel	94,897	—	—		94,897
Italy	—	6,501,355	—		6,501,355
Japan	—	9,588,132	—		9,588,132
Luxembourg	3,934	582,442	—		586,376
Mexico	26,207	—	—		26,207
Netherlands	3,051,581	13,466,395	—		16,517,976
New Zealand	—	5,381	—		5,381
Norway	—	75,389	—		75,389
Poland	—	20,804	—		20,804
Portugal	—	139,091	—		139,091
Republic of Korea	98,365	4,693,175	—		4,791,540
Saudi Arabia	—	8,852	—		8,852
Singapore	—	447,790	—		447,790
South Africa	—	63,756	—		63,756
Spain	—	2,964,083	—		2,964,083

64

Notes to Consolidated Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Asset Investments (Continued)
Common Stock* (Continued)
Sweden	$—	$6,679,283	$—		$6,679,283
Switzerland	2,567,821	3,647,653	—		6,215,474
Taiwan	—	6,947,740	—		6,947,740
Thailand	174,871	—	—		174,871
United Kingdom	3,260,746	20,670,550	—	+,**	23,931,296
United States	296,145,810	—	40,747	**	296,186,557
Preferred Stock*
Brazil	109,754	—	—		109,754
Germany	—	1,619,516	—		1,619,516
United Kingdom	600,029	—	—		600,029
United States	2,770,983	—	2,623,367	**	5,394,350
Bank Loans (Less Unfunded Loan Commitments)	—	19,448,248	59,400	**	19,507,648
Corporate Debt	—	33,011,847	2,338,126	**	35,349,973
Non-U.S. Government Agency Obligations	—	21,554,876	—		21,554,876
Sovereign Debt Obligations	—	25,735,568	—		25,735,568
U.S. Government Agency Obligations and Instrumentalities	—	21,959,150	—		21,959,150
U.S. Treasury Obligations	—	5,312,530	—		5,312,530
Mutual Funds	18,473,375	—	—		18,473,375
Purchased Options	1,823,403	857,184	—		2,680,587
Warrants	110,347	3,187	—		113,534
Short-Term Investments	—	95,339,924	—		95,339,924
Unfunded Loan Commitments***	—	(14)	—		(14)
Total Investments	$343,449,008	$364,218,572	$5,609,797		$713,277,377
Liability Investments
Equities Sold Short	$(2,602,592)	$—	$—		$(2,602,592)
Asset Derivatives
Forward Contracts	$—	$1,040,051	$—		$1,040,051
Futures Contracts	2,959,070	—	—		2,959,070
Swap Agreements	—	6,307,555	—		6,307,555
Total	$2,959,070	$7,347,606	$—		$10,306,676
Liability Derivatives
Forward Contracts	$—	$(1,660,931)	$—		$(1,660,931)
Futures Contracts	(1,856,664)	—	—		(1,856,664)
Swap Agreements	—	(4,371,103)	—		(4,371,103)
Written Options	(918,569)	(1,041,227)	—		(1,959,796)
Total	$(2,775,233)	$(7,073,261)	$—		$(9,848,494)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their respective foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund. Level 3 investments at September 30, 2021 in relation to net assets were not significant.

***	Unfunded loan commitments are valued at the unrealized appreciation (depreciation) on the commitment.
+	Represents a security at $0 value as of September 30, 2021.

The assets and liabilities shown in the Consolidated Statement of Assets and Liabilities related to: investments purchased on a delayed delivery basis, collateral pledged for equities sold short, collateral pledged/held for open derivative instruments, and collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for the Fund as of September 30, 2021.

The Fund had no Level 3 transfers during the year ended September 30, 2021.

65

Notes to Consolidated Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. The Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2021, and during the year then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Derivatives
Forward Contracts*	$—	$—	$1,040,051	$—	$1,040,051
Futures Contracts^^	—	2,064,515	—	894,555	2,959,070
Swap Agreements*	6,462	169,278	—	—	175,740
Swap Agreements^^,^^^	641,386	—	—	5,490,429	6,131,815
Purchased Options*,^^^	—	1,672,401	—	153,213	1,825,614
Purchased Options*	4,574	114,774	228,440	507,185	854,973
Total Value	$652,422	$4,020,968	$1,268,491	$7,045,382	$12,987,263
Liability Derivatives
Forward Contracts^	$—	$—	$(1,660,931)	$—	$(1,660,931)
Futures Contracts^^	—	(173,226)	—	(1,683,438)	(1,856,664)
Swap Agreements^	(16,963)	(1,944)	—	(57,668)	(76,575)
Swap Agreements^^,^^^	(451,638)	—	—	(3,842,890)	(4,294,528)
Written Options^,^^^	—	(857,265)	—	(62,141)	(919,406)
Written Options^	(735)	(216,052)	(90,347)	(733,256)	(1,040,390)
Total Value	$(469,336)	$(1,248,487)	$(1,751,278)	$(6,379,393)	$(9,848,494)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$(1,522,559)	$—	$(1,522,559)
Futures Contracts	—	(19,144,173)	—	(2,920,636)	(22,064,809)
Swap Agreements	1,473	809,169	—	(466,868)	343,774
Purchased Options	—	(6,097,231)	(944,770)	(1,569,241)	(8,611,242)
Written Options	—	8,313,715	429,307	1,425,996	10,169,018
Total Realized Gain (Loss)	$1,473	$(16,118,520)	$(2,038,022)	$(3,530,749)	$(21,685,818)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$(701,706)	$—	$(701,706)
Futures Contracts	—	2,616,786	—	(1,074,544)	1,542,242
Swap Agreements	(179,996)	(89,880)	—	2,477,724	2,207,848
Purchased Options	(583)	(1,573,917)	397,539	(40,870)	(1,217,831)
Written Options	405	11,101	(78,521)	(144,016)	(211,031)
Total Change in Appreciation (Depreciation)	$(180,174)	$964,090	$(382,688)	$1,218,294	$1,619,522

*	Consolidated Statement of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in the Fund’s Consolidated Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Consolidated Statement of Assets and Liabilities.

^^^	Represents centrally cleared swaps or exchange-traded purchased and written options, which are not subject to a master netting agreement or similar agreement.

66

Notes to Consolidated Financial Statements (Continued)

#

Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or forward contracts, as applicable.

##

Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or forward contracts, as applicable.

For the year ended September 30, 2021, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

Number of Contracts, Notional Amounts, or Shares/Units†
Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
1,676	$141,562,734	$350,190,731	27,111,988	$109,322,240	27,348,940	$120,756,644

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2021.

The Consolidated Portfolio of Investments included in the Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on the Fund’s derivatives exposure as of September 30, 2021. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement or similar agreement and net of the related collateral received by the Fund as of September 30, 2021.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Bank of America N.A.	$16,960	$(16,960)	$—	$—
Barclays Bank PLC	6,389	(6,389)	—	—
BNP Paribas SA	141,832	(141,832)	—	—
Citibank N.A.	173,226	(173,226)	—	—
Citigroup Global Markets Inc.	28,594	—	—	28,594
Credit Suisse International	28,643	(28,643)	—	—
Deutsche Bank AG	88,792	(40,636)	(30,000)	18,156
Goldman Sachs International	291,858	(291,858)	—	—
HSBC Bank PLC	91,758	(78,058)	—	13,700
JP Morgan Chase Bank N.A.	255,295	(255,295)	—	—
Morgan Stanley & Co. LLC	814,949	(814,949)	—	—
State Street Bank and Trust Co.	98,286	—	—	98,286
UBS AG	34,182	(34,182)	—	—
	$2,070,764	$(1,882,028)	$(30,000)	$158,736

67

Notes to Consolidated Financial Statements (Continued)

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund as of September 30, 2021.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Bank of America N.A.	$(102,843)	$16,960	$85,883	$—
Barclays Bank PLC	(235,788)	6,389	220,000	(9,399)
BNP Paribas SA	(176,903)	141,832	—	(35,071)
Citibank N.A.	(368,472)	173,226	60,000	(135,246)
Credit Suisse International	(44,998)	28,643	16,355	—
Deutsche Bank AG	(40,636)	40,636	—	—
Goldman Sachs International	(341,549)	291,858	49,691	—
HSBC Bank PLC	(78,058)	78,058	—	—
JP Morgan Chase Bank N.A.	(278,832)	255,295	—	(23,537)
Morgan Stanley & Co. LLC	(965,733)	814,949	150,784	—
UBS AG	(144,084)	34,182	60,000	(49,902)
	$(2,777,896)	$1,882,028	$642,713	$(253,155)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Consolidated Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Consolidated Statement of Assets and Liabilities.

Further details regarding the derivatives and other investments held by the Fund during the year ended September 30, 2021, are discussed below.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

The Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If the Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. For example, futures contracts are exchange-traded and typically have minimal exposure to counterparty risk and forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. The Fund may enter into foreign currency exchange transactions in order to hedge against

68

Notes to Consolidated Financial Statements (Continued)

changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce the Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

The Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

The Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. The Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

69

Notes to Consolidated Financial Statements (Continued)

Options on Futures Contracts. If the Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If the Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When the Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. The Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). The Fund may also enter into contracts for difference, which are similar to total return swaps.

Credit Default Swaps. The Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference

70

Notes to Consolidated Financial Statements (Continued)

entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on the Fund’s Consolidated Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Fund’s Consolidated Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on the Fund’s Consolidated Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Consolidated Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Consolidated Statement of Operations upon termination or maturity of the swap agreement.

71

Notes to Consolidated Financial Statements (Continued)

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Consolidated Statement of Operations as realized gains and losses, respectively.

The Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

The Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. The Fund may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio of debt securities or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. The Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When the Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security the Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security the Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. The Fund may not be able to close out a call option that it has previously written. The Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. The Fund may not be able to close out a put option that it has previously written.

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

72

Notes to Consolidated Financial Statements (Continued)

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by the Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by the Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between the Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result the Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. The Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When the Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

73

Notes to Consolidated Financial Statements (Continued)

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

The Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. The Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. The Fund may also invest in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

The Fund entered into certain loan agreements which are unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the Fund’s Consolidated Portfolio of Investments. At September 30, 2021, the Fund had sufficient cash and/or securities to cover these commitments.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, which could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position; conversely, if the price declines, the Fund will realize a capital

74

Notes to Consolidated Financial Statements (Continued)

gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although the Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in the Fund’s portfolio and increase the volatility of the Fund. If the Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

The Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Fund’s securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between the Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by the Fund to approved borrowers (each, a “Borrower”).

The Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. The Fund bears the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Fund may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Fund in the event of default by a Borrower with respect to a loan. The Fund receives compensation for lending its securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2021, the Fund’s collateral was equal to or greater than 100% of the market value of securities on loan.

75

Notes to Consolidated Financial Statements (Continued)

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Fund employs the Agent to implement its securities lending program and the Agent receives a fee from the Fund for its services. In addition, the Fund may be required to pay a rebate to the Borrower. Accordingly, the Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Fund in securities lending transactions during the year ended September 30, 2021, is reflected as securities lending income on the Consolidated Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income, dividend expense, and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

The Fund invests a significant amount of its assets in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

76

Notes to Consolidated Financial Statements (Continued)

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fee and Other Transactions

Investment Advisory Fee and Investment Subadviser

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to the Fund. Under an investment advisory agreement between MML Advisers and the Trust on behalf of the Fund, MML Advisers is responsible for providing investment management services for the Fund. In return for these services, MML Advisers receives an advisory fee, based upon the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate of 0.78% on the first $750 million; and 0.73% on any excess over $750 million.

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, BlackRock Investment Management, LLC (“BlackRock”). MML Advisers pays a subadvisory fee to this subadviser based upon the average daily net assets of the Fund.

The Fund’s subadvisory fee is paid monthly by MML Advisers out of the advisory fee previously disclosed above.

BlackRock provides investment advisory services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to BlackRock based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MML Advisers pays BlackRock in respect to the Fund. The amount of the fee payable by MML Advisers to BlackRock in respect to the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock for that period. Under the Fund’s investment advisory agreement, the amount of the advisory fee payable by the Fund to MML Advisers in respect to any period is also reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock in respect to that period.

77

Notes to Consolidated Financial Statements (Continued)

Administration Fees

Effective December 31, 2020, under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of the Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
None	0.10%	0.20%*	0.30%*	0.30%*	0.20%	0.20%

*	Prior to December 31, 2020, the administrative services fee was 0.15% for Service Class, Administrative Class and Class A.

The Subsidiary also pays certain other expenses, including administrative, accounting services, custodian, and transfer agent fees. In respect to certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected within expenses waived on the Consolidated Statement of Operations.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of the Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of the Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to the Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Prior to December 31, 2020, the Trust entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of the Fund. Fees payable under the Supplemental Shareholder Services Agreement were intended to compensate MassMutual for its provision of shareholder services to the Fund’s investors and were calculated and paid based on the average daily net assets attributable to the relevant share classes of the Fund separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may have paid these fees to other intermediaries for providing shareholder services to the Fund’s investors.

Effective December 31, 2020, the Supplemental Shareholder Services Agreement was terminated and the fees were transferred into the Administrative and Shareholder Services Agreement.

Expense Caps and Waivers

Effective February 1, 2021, MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2022, based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
0.79%	0.89%	0.99%	1.09%	1.34%	1.24%	1.49%

#	Acquired Fund Fees and Expenses are borne indirectly by the Fund through investments in other pooled investment vehicles.

78

Notes to Consolidated Financial Statements (Continued)

Prior to February 1, 2021, MML Advisers agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
0.79%	0.89%	0.99%	1.09%	1.34%	1.24%	1.49%

#	Acquired Fund Fees and Expenses are borne indirectly by the Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Rebated Brokerage Commissions

The Fund has entered into agreements with certain brokers whereby the brokers will rebate to the Fund, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Fund and are included with realized gain or loss on investment transactions presented in the Consolidated Statement of Operations. For the year ended September 30, 2021, there were no brokerage commissions rebated under these agreements.

Deferred Compensation

Trustees of the Fund who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

Other

Certain officers and trustees of the Fund may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of the Fund’s shares by affiliated parties at September 30, 2021, was 7.6%.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2021, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$113,829,513	$711,800,267	$146,999,048	$764,313,649

79

Notes to Consolidated Financial Statements (Continued)

The Fund may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Fund comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

Purchases	Sales	Realized Gains/Losses
$759,768	$3,556	$(256)

5.	Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class I
Sold	4,901,766	$63,499,901	4,299,653	$47,495,492
Issued as reinvestment of dividends	3,143,220	38,661,602	1,691,945	18,899,024
Redeemed	(5,325,275)	(69,429,621)	(7,365,245)	(81,940,416)
Net increase (decrease)	2,719,711	$32,731,882	(1,373,647)	$(15,545,900)

Class R5
Sold	27,904	$369,924	187,845	$1,966,358
Issued as reinvestment of dividends	17,545	219,485	11,800	133,929
Redeemed	(69,509)	(918,543)	(309,579)	(3,718,276)
Net increase (decrease)	(24,060)	$(329,134)	(109,934)	$(1,617,989)

Service Class
Sold	66,144	$851,630	43,252	$475,206
Issued as reinvestment of dividends	23,725	291,578	11,847	132,327
Redeemed	(53,846)	(703,179)	(57,000)	(605,261)
Net increase (decrease)	36,023	$440,029	(1,901)	$2,272

Administrative Class
Sold	64,464	$873,193	65,451	$761,777
Issued as reinvestment of dividends	36,372	463,737	19,345	223,624
Redeemed	(129,085)	(1,718,659)	(129,918)	(1,460,186)
Net increase (decrease)	(28,249)	$(381,729)	(45,122)	$(474,785)

Class A
Sold	19,410	$251,799	18,014	$200,464
Issued as reinvestment of dividends	12,388	152,252	6,805	76,010
Redeemed	(45,925)	(594,723)	(54,002)	(603,783)
Net increase (decrease)	(14,127)	$(190,672)	(29,183)	$(327,309)

Class R4
Sold	89,008	$1,141,223	86,953	$957,934
Issued as reinvestment of dividends	25,038	304,216	19,956	220,315
Redeemed	(150,359)	(1,940,544)	(302,500)	(3,239,474)
Net increase (decrease)	(36,313)	$(495,105)	(195,591)	$(2,061,225)

80

Notes to Consolidated Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class R3
Sold	228,897	$2,861,297	321,579	$3,502,461
Issued as reinvestment of dividends	55,576	671,917	32,630	358,928
Redeemed	(354,345)	(4,511,693)	(395,530)	(4,272,642)
Net increase (decrease)	(69,872)	$(978,479)	(41,321)	$(411,253)

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2021, no amounts have been retained by the Distributor.

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. For the year ended September 30, 2021, no amounts have been retained by the Distributor.

6. Federal Income Tax Information

At September 30, 2021, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$627,786,656	$101,083,710	$(17,774,957)	$83,308,753

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely and retain the character of the original loss.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2021, was as follows:

Ordinary Income	Long Term Capital Gain
$24,311,878	$16,452,909

81

Notes to Consolidated Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2020, was as follows:

Ordinary Income	Long Term Capital Gain
$15,314,363	$4,729,794

Capital accounts within the consolidated financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2021, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
$47,240,037	$29,612,916	$(68,527)	$83,194,828	$159,979,254

During the year ended September 30, 2021, the following amounts were reclassified due to permanent differences between book and tax accounting:

Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$25,815	$(499,597)	$473,782

The Fund did not have any unrecognized tax benefits at September 30, 2021, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the year ended September 30, 2021, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7. Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

82

Notes to Consolidated Financial Statements (Continued)

8. New Accounting Pronouncements

In October 2020, Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables — Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. As of September 30, 2021, Management has fully implemented the new rule and there was no material impact.

In January 2021, FASB issued Accounting Standards Update 2021-01 — Reference Rate Reform (Topic 848) — Scope (“ASU 2021-01”) as an update to Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in order to make certain clarifications. ASU 2020-04 and ASU 2021-01 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the impact of adopting ASU 2020-04 and ASU 2021-01 will have a material impact on the financial statements.

9. Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on the Fund’s performance and have the potential to impair the ability of the Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

83

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select BlackRock Global Allocation Fund:

Opinion on the Consolidated Financial Statements and Consolidated Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Select BlackRock Global Allocation Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of September 30, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 23, 2021

We have served as the auditor of one or more MassMutual investment companies since 1995.

84

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: MassMutual U.S. Product.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	111

Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	111

Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Chairperson and Trustee (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	111

Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2003	Retired.	111

Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson and Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

85

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	111

Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2009	Retired.	113^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	111

Director (since 2016), MML Advisers; Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

86

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

113^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017

Investment Director (since 2014), MML Advisers; Client Portfolio Manager (since 2021), Head of Investment Consulting & Strategy (2017-2021), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).

111
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

111

87

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

				111
Aruna Hobbs Year of birth: 1960	Vice President	Since 2021	Vice President (since 2021), MML Advisers; Head of Institutional Investments (since 2014), MassMutual; Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company); Vice President (since 2021), MML Series Investment Fund II (open-end investment company).	111
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; Executive Vice President, Head of Field Distribution (2012-2016), MetLife; President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).	111
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

				111
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Manager Research (since 2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment

Fund II (open-end investment company).

				111

88

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

111

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

89

Federal Tax Information (Unaudited)

For corporate shareholders, 13.95% of the ordinary dividends paid during the Fund’s year ended September 30, 2021, qualified for the dividends received deduction.

The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

90

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Fund makes the complete schedule of portfolio holdings from its filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2021, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadviser (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreement (collectively, the “Contracts”) for the Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadviser provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Fund; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to the Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for the Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and the subadviser.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Fund, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Fund; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Fund and the needs of the Fund for administrative and shareholder services. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (ii) a wide range of information about the subadviser and its personnel with responsibility for providing services to the Fund and the fee payable to the subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services.

The Committee then reviewed and considered the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding the Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning the Fund.

91

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for the Fund. (References to the one- and three-year period below are to periods ended December 31, 2020. The comparative expense information is that of the Fund’s “peer group” and the comparative performance information is that of the Fund’s “performance category.”)

The Committee considered that the Fund’s total net expense ratio was within the top fifty percent of its peer group, and that the Fund had a net advisory fee below the median of its peers. The Committee determined on the basis of these factors that the level of the Fund’s net advisory fee, and the total net expenses of the Fund generally, were consistent with the continuation of its advisory agreement.

The Committee considered that the Fund had achieved three-year investment performance above the median of its performance category.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the Fund, including: (i) a description of MML Advisers’ revenues from the Fund (including advisory fee and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for the Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Fund and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Fund, and benefits accruing to the subadviser due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of the Fund and the subadvisory process; (ii) MML Advisers’ level of profitability from its relationship with the Fund was not excessive and the advisory fee payable under the advisory agreement and the Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadviser generally appear well suited to the Fund, given its investment objective and policies; (iv) the relative performance of the Fund (taking into account the investment strategy and risk profile of the Fund) is sufficient to warrant continuation of the Contracts for the Fund; and (v) the terms of the Contracts are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders.

The Committee also considered the information presented and discussed regarding the existing advisory agreement for the Subsidiary.

92

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2021

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2021:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2021.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class I	$1,000	0.80%	$1,021.80	$4.05	$1,021.10	$4.05
Class R5	1,000	0.90%	1,022.30	4.56	1,020.60	4.56
Service Class	1,000	1.00%	1,021.90	5.07	1,020.10	5.06
Administrative Class	1,000	1.10%	1,021.10	5.57	1,019.60	5.57
Class A	1,000	1.35%	1,020.30	6.84	1,018.30	6.83
Class R4	1,000	1.25%	1,020.60	6.33	1,018.80	6.33
Class R3	1,000	1.50%	1,019.10	7.59	1,017.50	7.59

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2021, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

93

[THIS PAGE INTENTIONALLY LEFT BLANK]

Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

©2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-50671-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds, each a Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – President’s Letter to Shareholders (Unaudited)

To Our
Shareholders

Paul LaPiana

“MassMutual recognizes that talking about your future can be uncomfortable. That’s why we’re here – to help you build the future you want for yourself and your family. For nearly 170 years, through ups and downs and good times and bad, we have helped our clients protect their loved ones and prepare for a better tomorrow.”

September 30, 2021

The return of market volatility challenges retirement investors

I am pleased to present you with the MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds Annual Report. During the fiscal year ended September 30, 2021, U.S. stocks were up over 30%, with investors seeing an end in sight to the global economic recession brought on by the COVID-19 pandemic. Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings throughout the reporting period. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in economic growth expectations, heightened inflationary pressures, and a lessening of monetary and fiscal policy support.

The return of volatility and the reality of market sell-offs can test an investor’s mettle, but also serve to remind investors that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long term. Retirement planning involves what financial professionals refer to as “long-term investing,” since most people save and invest for retirement throughout their working years. Although the financial markets will go up and down, individuals who take a long-term approach to investing realize that they have time to ride out the downturns as they work toward their retirement income goals.

●

Keep contributing. While you have no control over the investment markets, you can control how often and how much you contribute to your retirement account. Saving as much as possible and increasing your contributions regularly is one way retirement investors can help boost their retirement savings, regardless of the performance of the stock and bond markets.

●

Invest continually.* Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Retirement investors who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Is it time to track your progress?

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement;

●	your retirement account is invested appropriately for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

Get to where you want to be

MassMutual recognizes that talking about your future can be uncomfortable. That’s why we’re here – to help you build the future you want for yourself and your family. For nearly 170 years, through ups and downs and good times and bad, we have helped our clients protect their loved ones and prepare for a better tomorrow. So we continue to encourage you to maintain perspective when it comes to retirement investing, regardless of any short-term changes in the markets or headline-making events that may be unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Paul LaPiana
President

The information provided is the opinion of MML Investment Advisers, LLC (MML Advisers) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Advisers, a wholly-owned subsidiary of MassMutual.

RS-50676-00

2

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Economic and Market Overview (Unaudited)

September 30, 2021

Market Highlights

●

For the reporting period from October 1, 2020 through September 30, 2021, U.S. stocks were up over 30%, with investors seeing an end in sight to the global economic recession brought on by the COVID-19 pandemic.

●

In the fourth quarter of 2020, investors looked past rising COVID-19 cases and responded positively to global plans to roll out COVID-19 vaccinations, further fiscal stimulus, and a post-Brexit trade agreement between the U.K. and the European Union. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s withdrawal from the European Union on January 31, 2020.)

●

In the first quarter of 2021, investors embraced falling COVID-19 case counts, a faster-than-expected vaccination rollout, another round of fiscal stimulus, and upgrades to economic growth and corporate earnings forecasts.

●

The second quarter of 2021 was a continuation of the prior quarter, with a significant percentage of the U.S. population receiving at least one dose of the vaccine and the widescale reopening of the economy. Concerns about inflation began to emerge, as the sharp rise in the demand for goods, services, homes, and labor outpaced supply.

●

In the third quarter of 2021, another wave of rising COVID-19 case counts slowed economic growth and heightened supply shortages and inflationary pressures. Expectations for the tightening of monetary policy and the U.S. Congress’s procrastination to pass a bill to avert a government shutdown in October added to the uncertainty.

●

Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings throughout the reporting period.

●

U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in economic growth expectations, heighted inflationary pressures, and a lessening of monetary and fiscal policy support.

Market Environment

Global stock investors experienced declining levels of volatility and strong positive returns for the fiscal year beginning October 1, 2020. U.S. stocks rose steadily in the period, buoyed by the Federal Reserve Board’s commitment to low interest rates, additional rounds of fiscal stimulus, rising expectations for strong economic growth, and rebounding corporate earnings. As a result, the broad market S&P 500® Index* (the “S&P 500”) delivered a strong 30.00% return for the fiscal year. The Dow Jones Industrial AverageSM was also up a respectable 24.15%. The technology-heavy NASDAQ Composite Index was also a big winner, advancing 30.26% for the fiscal year. Small- and mid-cap stocks outperformed their larger peers, as small-caps gained 47.68% – while value stocks outperformed their growth counterparts by approximately 8% during the period.

The continued market recovery, additional fiscal stimulus, conclusion of the U.S. presidential election, expectations for the tightening of monetary policy, and heightened inflationary pressures affected sectors differently, though all 11 sectors were in positive territory for the fiscal year. The energy, financial, and communication services sectors led in performance, enjoying double-digit growth, as they outperformed the S&P 500. The energy sector was the strongest performer for the fiscal year, up over 80%, aided by an 87% increase in the price of West Texas Intermediate (WTI) crude oil during the period. The utilities and consumer staples sectors trailed the S&P 500, each by nearly 20%.

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers, ending the fiscal year up 25.73%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended up 18.20% for the period. Developed international and emerging-market stocks benefited from increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings during the fiscal year.

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Economic and Market Overview (Unaudited) (Continued)

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from a low of 0.68% on October 1, 2020 to close the period at 1.52%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index ended the period down 0.90%. Investment-grade corporate bonds fared somewhat better. The Bloomberg U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 1.74% gain. The Bloomberg U.S. Corporate High Yield Bond Index also ended in positive territory, advancing 11.28%, aided by a sharp increase in commodity prices.

Review and maintain your strategy

MassMutual is committed to helping people secure their financial future and protect the ones they love. While the return of volatility and the reality of market sell-offs can test an investor’s mettle, we’d like to remind you as a retirement investor that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/21 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

4

MassMutual Target Allocation Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual Target Allocation Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) Target Allocation Series (the “Series”) comprises four Funds – each of which has a “fund of funds” structure. The four Funds are MM 20/80 Allocation Fund, formerly known as MM Select 20/80 Allocation Fund; MM 40/60 Allocation Fund, formerly known as MM Select 40/60 Allocation Fund; MM 60/40 Allocation Fund, formerly known as MM Select 60/40 Allocation Fund; and MM 80/20 Allocation Fund, formerly known as MM Select 80/20 Allocation Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ stated asset allocation.

Each Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), and may also include Barings Funds (advised by Barings LLC (Barings), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated among its Underlying Funds according to an asset allocation strategy, as follows:

●	MM 20/80 Allocation Fund: The Fund typically invests approximately 20% of its assets in equity and similar funds and approximately 80% in fixed income funds, including money market funds.

●	MM 40/60 Allocation Fund: The Fund typically invests approximately 40% of its assets in equity and similar funds and approximately 60% in fixed income funds, including money market funds.

●	MM 60/40 Allocation Fund: The Fund typically invests approximately 60% of its assets in equity and similar funds and approximately 40% in fixed income funds, including money market funds.

●	MM 80/20 Allocation Fund: The Fund typically invests approximately 80% of its assets in equity and similar funds and approximately 20% in fixed income funds, including money market funds.

How did each Fund perform during the 12 months ended September 30, 2021?

The return of each Fund’s Class R5 shares is shown below in comparison to the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Bloomberg U.S. Aggregate Bond Index, which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS); and the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

	Funds’s Class R5 Shares Return	Lipper Balanced Fund Index Return	Bloomberg U.S. Aggregate Bond Index Return	S&P 500 Index Return
MM 20/80 Allocation Fund	8.37%	18.64%	-0.90%*	30.00%
MM 40/60 Allocation Fund	13.66%	18.64%	-0.90%	30.00%*
MM 60/40 Allocation Fund	20.21%	18.64%	-0.90%	30.00%*
MM 80/20 Allocation Fund	23.96%	18.64%	-0.90%	30.00%*

*	Benchmark return

For the period ended September 30, 2021, all of the MM Target Allocation Series significantly outperformed the Bloomberg U.S. Aggregate Bond Index. The MM 60/40 Allocation Fund and the MM 80/20 Allocation Fund outperformed the Lipper Balanced Fund Index, whereas the other two Funds underperformed. Finally, all of the Funds significantly underperformed the S&P 500 Index.

5

MassMutual Target Allocation Funds – Portfolio Manager Report (Unaudited) (Continued)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

Global equity investors experienced declining levels of volatility for the fiscal year ending September 30, 2021 as the world economy emerged from the COVID-19-induced recession. Supportive monetary and fiscal policy, rising expectations for strong economic growth, and rebounding corporate earnings helped global equities end the period significantly ahead of global fixed income. As a result, the Series’ allocation to equities versus fixed income was a significant performance driver. Allocations within markets made a difference, as U.S. equities outperformed international developed- and emerging-market equities by a wide margin and U.S. small-cap equities outperformed U.S. large-cap equities. Global equities also outperformed U.S. real estate investment trusts (REITs), and shorter-duration bonds outperformed longer-duration bonds. (Duration is a measure of a fixed income investments’ sensitivity to interest rates. The longer the duration, the greater the price impact on the Fund when interest rates rise or fall.)

Throughout the fiscal year, the Funds maintained a neutral position relative to overall risk, which had little impact on performance. The Funds’ position in commodities, U.S. REITs, and U.S. high-yield bonds contributed to performance, while a small position in long-term U.S. Treasuries detracted from performance. Those Series Funds with higher equity allocations – such as the MM 80/20 Allocation Fund, MM 60/40 Allocation Fund, and MM 40/60 Allocation Fund – outperformed their counterpart which has a higher fixed income allocation, the MM 20/80 Allocation Fund.

Manager selection of Underlying Funds contributed to overall performance in the 12-month period ending September 30, 2021. Strong performance by the MassMutual Overseas Fund, MassMutual Fundamental Value Fund, MassMutual Core Bond Fund, MassMutual Strategic Bond Fund, and MassMutual Short-Duration Bond Fund was a significant contributor to performance. Weak performance by the MassMutual Equity Opportunities Fund and MassMutual Blue Chip Growth Fund detracted from performance.

There were some changes to the Underlying Funds during the period. The MassMutual Strategic Bond Fund added a subadviser, Brandywine Global Investment Management, LLC; and the MassMutual Mid Cap Value Fund added two subadvisers: PanAgora Asset Management, Inc. and Thompson, Siegel & Walmsley LLC.

Investment adviser outlook

MML Advisers views the stock markets as once again extended and valuations are high relative to market history. While the prospect of lower financing and labor costs, strong economic and corporate earnings growth, and continued government commitments to fiscal and monetary stimulus support a bull case, MML Advisers believes more clarity on wage growth and other inflationary risks, the timeline for global COVID-19 vaccine deployment, and the post-COVID health of the global economy is needed for the allocation to stocks to increase. Against this backdrop, MML Advisers feels that diversification across global assets could be a smart approach for what MML Advisers believes could be a bumpy ride. Looking ahead to 2022, MML Advisers will closely monitor how trends unfold as they manage the positioning of each Fund within the Series.

6

MassMutual Target Allocation Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual 20/80 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/21
Fixed Income Funds	79.1%
Equity Funds	20.9%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual 40/60 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/21
Fixed Income Funds	59.8%
Equity Funds	40.3%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual 60/40 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	61.3%
Fixed Income Funds	38.8%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual 80/20 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	76.4%
Fixed Income Funds	23.7%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

7

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM by JPMorgan (target date) Series, and who are the Series’ investment adviser and subadviser?

The MassMutual (“MM”) RetireSMART by JPMorgan (target date) Series (the “Series”) comprises 10 Funds – each of which has a “fund of funds” structure.

The 10 Funds are MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund.

MM RetireSMART by JPMorgan In Retirement Fund seeks current income and some capital appreciation.

MM RetireSMART by JPMorgan 2020/2025/2030/2035/2040/2045/2050/2055/2060 Funds each seeks total return through the Fund’s asset allocation, which is designed to become more conservative over time. As each Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

Each Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year specified in the Fund’s name and likely to stop making new investments in the Fund at or around that time (or designed for investors who are retired or expect to retire soon for the MM RetireSMART by JPMorgan In Retirement Fund and MM RetireSMART by JPMorgan 2020 Fund). Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), and J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (J.P. Morgan) or its affiliates), and may also include Barings Funds (advised by Barings LLC (Barings), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

Non-affiliated Underlying Funds in which the Funds may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. Each Fund is advised by MML Advisers and subadvised by J.P. Morgan. J.P. Morgan has responsibility for determining each Fund’s strategic asset allocation and tactical asset allocation. MML Advisers has overall responsibility for each Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds. Most of the Funds’ assets will typically be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates.

Each Fund’s assets are allocated to the Underlying Funds according to an asset allocation strategy, as follows:

●

MM RetireSMART by JPMorgan In Retirement Fund and MM RetireSMART by JPMorgan 2020 Fund: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that emphasizes fixed income and money market funds, but also includes smaller allocations to equity and certain other funds. The Fund is designed for use as part of an overall investment strategy by an investor who is already in retirement or expects to retire soon.

●

MM RetireSMART by JPMorgan 2025/2030/2035/2040/2045/2050/2055/2060 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that generally becomes increasingly conservative until it reaches its most conservative strategic target allocations by the end of its target retirement year. It is intended that each Fund’s strategic target allocations will approximate those of the MM RetireSMART by JPMorgan In Retirement Fund by the end of its target retirement year.

On or around March 18, 2022, each of the MM RetireSMART by JPMorgan 2020-2060 Funds anticipates changing its investment strategy after it reaches its target retirement year. Additional information regarding these changes can be found in the supplement to the Funds’ prospectus dated October 5, 2021.

8

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

How did each Fund perform during the 12 months ended September 30, 2021?

The return of a representative class of each Fund is shown below in comparison to the return of each Fund’s respective S&P Target Date Index. For the period ended September 30, 2021, each of the Funds outperformed its respective S&P Target Date Index.

	Fund’s Service Class Shares Return	S&P Target Date Index* Return
MM RetireSMART by JPMorgan In Retirement Fund	12.58%	8.14%
MM RetireSMART by JPMorgan 2020 Fund	13.11%	12.92%
MM RetireSMART by JPMorgan 2025 Fund	16.97%	16.17%
MM RetireSMART by JPMorgan 2030 Fund	20.11%	19.16%
MM RetireSMART by JPMorgan 2035 Fund	23.36%	22.56%
MM RetireSMART by JPMorgan 2040 Fund	26.04%	24.96%
MM RetireSMART by JPMorgan 2045 Fund	28.30%	26.36%
MM RetireSMART by JPMorgan 2050 Fund	28.34%	27.11%
MM RetireSMART by JPMorgan 2055 Fund	28.34%	27.47%

	Fund’s Class I Shares Return	S&P Target Date Index* Return
MM RetireSMART by JPMorgan 2060 Fund	28.43%	27.33%

*

The S&P Target Date Index for each Fund in the Series is as follows: MM RetireSMART by JPMorgan In Retirement Fund: S&P Target Date Retirement Income Index; MM RetireSMART by JPMorgan 2020 Fund: S&P Target Date 2020 Index; MM RetireSMART by JPMorgan 2025 Fund: S&P Target Date 2025 Index; MM RetireSMART by JPMorgan 2030 Fund: S&P Target Date 2030 Index; MM RetireSMART by JPMorgan 2035 Fund: S&P Target Date 2035 Index; MM RetireSMART by JPMorgan 2040 Fund: S&P Target Date 2040 Index; MM RetireSMART by JPMorgan 2045 Fund: S&P Target Date 2045 Index; MM RetireSMART by JPMorgan 2050 Fund: S&P Target Date 2050 Index; MM RetireSMART by JPMorgan 2055 Fund: S&P Target Date 2055 Index; and MM RetireSMART by JPMorgan 2060 Fund: S&P Target Date 2060 Index.

S&P Target Date® Index Series:

The S&P Target Date Index Series consists of 13 multi-asset class indexes: the S&P Target Date Retirement Income Index and 12 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Discussion of factors that contributed to the Funds’ performance

By the end of 2020, the Funds maintained a pro-risk tilt with an overweight allocation to stocks. Within equities, Fund management preferred U.S. small-cap and emerging-market equities. At the time, monetary and fiscal policy continued to provide meaningful support, while the uncertainty around the election in the U.S. and COVID-19 led to increased volatility in markets.

Entering 2021, Fund management’s macro outlook remained positive, given encouraging economic data, strong corporate earnings, and the rapid vaccine rollout. Fund management expected an extended period of above-trend growth throughout the rest of year, powered by the U.S. recovery, followed by pickup in other regions by mid-year. The expectation of inflation volatility remained, but was ultimately contained, given the accommodative monetary policy. As such, the Funds maintained their overweight overall allocation to equities, specifically U.S small-cap and international developed, along with underweight allocations to U.S. and international developed fixed income securities. At that time, the Funds eliminated their overweight allocation to emerging-market equities due to potential growth risks in China.

9

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Entering the second quarter of 2021, stocks continued to trend higher. Returns were lower in the bond market, reflecting investor expectations of lower future growth and more persistent inflation. Fund management’s macro outlook pointed to the U.S. potentially moving toward mid-cycle, while other developed markets might remain largely in early cycle. Fund management’s belief that the U.S. was in mid-cycle, along with their expectations of rising rates, were expressed in the Funds’ tilt toward cyclical sectors within equities, and a paring of the Funds’ overweight allocation to credit. At that time, the Funds held overweight allocations to U.S. large-cap, U.S. small-cap, and international developed equity, with an increased underweight allocation to bonds. However, the end of the second quarter marked a pause in Fund management’s long-term thesis that performance would rotate from the U.S. and into other developed markets, as secular growth assets reasserted their performance leadership.

Starting in the third quarter of 2021, concerns around slowing vaccination rates and the Delta COVID-19 variant caused volatility early in the quarter. However, strong earnings continued to motivate positive equity returns, as the S&P 500® Index continued to reach all-time highs. The Funds maintained their overweight allocations to U.S. large-cap and international developed equities, along with their overall underweight allocation to bonds.

The strategic asset allocation detracted over the past fiscal year. Within equities, relative to the S&P Target Date Indexes, having less exposure to U.S. mid-cap detracted from the Funds’ performance, as domestic equities meaningfully outpaced emerging markets, and to a lesser extent, other developed markets. Within fixed income, Fund management’s more diversified approach – relative to the S&P Target Date Indexes – helped. Specifically, the Funds’ greater allocation to high-yield relative to the S&P Target Date Indexes and their lower allocation to core bonds added value.

Tactical asset allocation over the one-year period aided fund returns, primarily driven by overall stock/bond positioning. Specifically, the Funds’ overweight allocations to U.S. small-cap and emerging-market equities proved beneficial. Relative value fixed income positioning was also additive; specifically, the Funds’ positioning in high-yield.

Outlook

Over recent months, there has been a slowing of growth momentum and continued inflation. Despite a moderating pace of growth, Fund management continues to see potential in the global economy, as countries continue to reopen and pent-up demand materializes. This backdrop, paired with strong household balance sheets and robust business investments, potentially provides continued support for risk assets. As for emerging markets, regulatory tightening and property sector issues in China have weighed on investor sentiment; however, Fund management notes that the volatility in China did not seem to affect the U.S. or other developed markets.

Fund management believes that central banks are past the point of maximum monetary policy but have maintained accommodative policy that could potentially continue driving negative real rates. Nonetheless, Fund management expects interest rates to rise, albeit at a modest pace. Against this backdrop, Fund management continues to favor a pro-risk tilt with an overweight allocation to stocks spread across the U.S., Europe, and Japan. Despite cross-currents, such as debt ceiling and supply chain disruptions, Fund management believes that while the magnitude of above-trend growth has the potential to moderate, above-trend growth could persist into early 2022, which accounts for the Funds’ overweight allocations to stocks and credit.

10

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART by JPMorgan In Retirement Fund Asset Allocation (% of Net Assets) on 9/30/21
Fixed Income Funds	66.0%
Equity Funds	34.1%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2020 Fund Asset Allocation (% of Net Assets) on 9/30/21
Fixed Income Funds	66.0%
Equity Funds	34.1%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2025 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	50.1%
Fixed Income Funds	50.0%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2030 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	62.6%
Fixed Income Funds	37.5%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2035 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	76.2%
Fixed Income Funds	23.9%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2040 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	85.2%
Fixed Income Funds	14.9%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2045 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	94.3%
Fixed Income Funds	5.8%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2050 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	94.3%
Fixed Income Funds	5.8%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

11

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART by JPMorgan 2055 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	94.3%
Fixed Income Funds	5.8%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2060 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	94.3%
Fixed Income Funds	5.8%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

12

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of the MassMutual Select T. Rowe Price Retirement Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price. The Fund is intended for retired investors who seek income and relative stability from bonds along with some capital appreciation potential from stocks. The Fund’s “neutral allocations,” which are what T. Rowe Price considers broadly appropriate for investors during their retirement years, are 40% stock funds and 60% bond funds. The allocations are referred to as “neutral allocations” because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class I shares returned 14.19%, outperforming the 8.14% return of the S&P Target Date Retirement Income Index (the “benchmark”), which provides varying levels of exposure to equities and fixed income.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2021, the Fund’s exposure to high-yield and emerging-market bonds contributed to relative returns, as these sectors outpaced the broad fixed income market. The inclusion of real assets equities also added value, as the real assets sector outperformed global equities; however, this positive impact was partly offset by an underweight tactical allocation to the sector. The inclusion of long-term U.S. Treasuries as a diversifying fixed income sector hurt relative results.

An overweight allocation to U.S. small-cap stocks added value. Small-cap stocks outpaced their large-cap counterparts over the period amid tailwinds from momentum trading, particularly early in the period. An overweight allocation to high-yield bonds also proved favorable against a backdrop of increased risk appetite and historically low yields for higher-quality issues. An overweight allocation to emerging-market equities, which trailed developed-market equities, detracted from the Fund’s relative performance.

Strong security selection within U.S. large-cap value stocks was a notable contributor to the Fund’s relative results. In addition, selection among international developed value stocks also proved beneficial, while selection among U.S. small-cap and emerging markets stocks detracted. Within fixed income, allocations to U.S. investment-grade and emerging markets bonds contributed to performance, as did the dynamic global bond strategy.

Subadviser outlook

T. Rowe Price notes that global equity markets have posted strong returns for the period, although the pace of gains has slowed in recent months. While in T. Rowe Price’s view the global recovery could continue and the economic environment remain favorable, T. Rowe Price also believes that there are reasons to be cautious. In T. Rowe Price’s opinion, a more modest allocation to equities may be prudent, as valuations are elevated in key markets and looming headwinds could potentially cause volatility in the near term.

13

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement Balanced Fund Asset Allocation (% of Net Assets) on 9/30/21
Fixed Income Funds	62.1%
Equity Funds	37.9%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

14

MassMutual Select T. Rowe Price Retirement (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual Select T. Rowe Price Retirement (target date) Series, and who is the Series’ subadviser?

The MassMutual (“MM”) Select T. Rowe Price (target-date) Series (the “Series”) comprises 12 Funds – each of which has a “fund of funds” structure. The 12 Funds are MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund. All Funds in the Series seek the highest total return over time consistent with an emphasis on both capital growth and income. Each Fund pursues its investment objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). Each Fund’s allocation among Underlying Funds will change over time in relation to its target retirement date. Each Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). The Underlying Funds in which each Fund invests are predominantly either advised or subadvised by T. Rowe Price.

Each Fund is managed based on the specific retirement year (e.g., target date 2005) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would have retired or would plan to retire and likely stopped or would stop making new investments in the Fund. Each Fund is primarily designed for an investor who retired or anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement.

Each Fund’s assets are allocated to the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time, reaching approximately 55% allocation to stocks at the target date and continuing to decline until approximately 30 years after its target date, when its allocation to stocks and bonds will remain unchanged.

During the second quarter of 2020, each Fund began to shift its asset allocation strategy so that the overall allocation to stocks at 30 years past retirement will increase from 20% to 30%. The transition may take up to two years from the start of the transition to fully implement.

How did each Fund perform during the 12 months ended September 30, 2021?

The return of each Fund’s Class I shares is shown below in comparison to the return of each Fund’s respective S&P Target Date Index.

	Fund’s Class I Shares Return	S&P Target Date Index* Return
MM Select T. Rowe Price Retirement 2005 Fund	13.48%	8.14%
MM Select T. Rowe Price Retirement 2010 Fund	14.74%	10.20%
MM Select T. Rowe Price Retirement 2015 Fund	16.26%	11.93%
MM Select T. Rowe Price Retirement 2020 Fund	17.87%	12.92%
MM Select T. Rowe Price Retirement 2025 Fund	20.22%	16.17%
MM Select T. Rowe Price Retirement 2030 Fund	22.79%	19.16%
MM Select T. Rowe Price Retirement 2035 Fund	25.35%	22.56%
MM Select T. Rowe Price Retirement 2040 Fund	27.48%	24.96%
MM Select T. Rowe Price Retirement 2045 Fund	28.97%	26.36%
MM Select T. Rowe Price Retirement 2050 Fund	29.03%	27.11%
MM Select T. Rowe Price Retirement 2055 Fund	29.06%	27.47%
MM Select T. Rowe Price Retirement 2060 Fund	29.03%	27.33%

*

The S&P Target Date Index for each Fund in the Series is as follows: MM Select T. Rowe Price Retirement 2005 Fund: S&P Target Date Retirement Income Index; MM Select T. Rowe Price Retirement 2010 Fund: S&P Target Date 2010 Index; MM Select T. Rowe Price Retirement 2015 Fund: S&P Target Date 2015 Index; MM Select T. Rowe Price Retirement 2020 Fund: S&P Target Date 2020 Index; MM Select T. Rowe Price Retirement 2025 Fund: S&P Target Date 2025 Index; MM Select T. Rowe Price Retirement 2030 Fund: S&P Target Date 2030 Index; MM Select T. Rowe Price Retirement 2035 Fund: S&P Target Date 2035 Index; MM Select T.

15

MassMutual Select T. Rowe Price Retirement (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Rowe Price Retirement 2040 Fund: S&P Target Date 2040 Index; MM Select T. Rowe Price Retirement 2045 Fund: S&P Target Date 2045 Index; MM Select T. Rowe Price Retirement 2050 Fund: S&P Target Date 2050 Index; MM Select T. Rowe Price Retirement 2055 Fund: S&P Target Date 2055 Index; and MM Select T. Rowe Price Retirement 2060 Fund: S&P Target Date 2060 Index.

For the period ended September 30, 2021, each of the MM Select T. Rowe Price Retirement (target-date) Funds outperformed its respective S&P Target Date Index. (S&P Target Date Indexes are defined in the following section.)

S&P Target Date® Index Series:

The S&P Target Date Index Series consists of 13 multi-asset class indexes: the S&P Target Date Retirement Income Index and 12 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Funds’ performance

For the period ended September 30, 2021, the Funds’ exposure to high-yield and emerging-market bonds contributed to relative returns, as these sectors outpaced the broad fixed income market. The inclusion of real assets equities also added value, as the real assets sector outperformed global equities; however, this positive impact was partly offset by an underweight tactical allocation to the sector. The inclusion of long-term U.S. Treasuries as a diversifying fixed income sector hurt relative results.

An overweight allocation to U.S. small-cap stocks added value. Small-cap stocks outpaced their large-cap counterparts over the period amid tailwinds from momentum trading, particularly early in the period. An overweight allocation to high-yield bonds also proved favorable against a backdrop of increased risk appetite and historically low yields for higher-quality issues. An overweight allocation to emerging-market equities, which trailed developed-market equities, detracted from the Funds’ relative performance.

Strong security selection within U.S. large-cap value stocks was a notable contributor to the Funds’ relative results. In addition, selection among international developed value stocks also proved beneficial, while selection among U.S. small-cap and emerging markets stocks detracted. Within fixed income, allocations to U.S. investment-grade and emerging markets bonds contributed to performance, as did the dynamic global bond strategy.

Subadviser outlook

T. Rowe Price notes that global equity markets have posted strong returns for the period, although the pace of gains has slowed in recent months. While in T. Rowe Price’s view the global recovery could continue and the economic environment remain favorable, T. Rowe Price also believes that there are reasons to be cautious. In T. Rowe Price’s opinion, a more modest allocation to equities may be prudent, as valuations are elevated in key markets and looming headwinds could potentially cause volatility in the near term.

16

MassMutual Select T. Rowe Price Retirement (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement 2005 Fund Asset Allocation (% of Net Assets) on 9/30/21
Fixed Income Funds	60.4%
Equity Funds	39.6%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2010 Fund Asset Allocation (% of Net Assets) on 9/30/21
Fixed Income Funds	55.7%
Equity Funds	44.3%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2015 Fund Asset Allocation (% of Net Assets) on 9/30/21
Fixed Income Funds	52.3%
Equity Funds	47.7%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2020 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	51.9%
Fixed Income Funds	48.2%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2025 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	60.5%
Fixed Income Funds	39.6%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2030 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	71.6%
Fixed Income Funds	28.5%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2035 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	81.2%
Fixed Income Funds	18.9%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2040 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	88.9%
Fixed Income Funds	11.2%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

17

MassMutual Select T. Rowe Price Retirement (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement 2045 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	93.7%
Fixed Income Funds	6.4%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2050 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	94.7%
Fixed Income Funds	5.4%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2055 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	94.8%
Fixed Income Funds	5.3%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2060 Fund Asset Allocation (% of Net Assets) on 9/30/21
Equity Funds	94.8%
Fixed Income Funds	5.3%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

18

MassMutual 20/80 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - CLASS R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	8.35%	6.18%		5.05%
Class R5	06/20/2011	8.37%	6.10%	5.82%
Service Class	06/20/2011	8.21%	6.00%	5.73%
Administrative Class	06/20/2011	8.11%	5.87%	5.62%
Class A	06/20/2011	7.76%	5.61%	5.35%
Class A (sales load deducted)*	06/20/2011	1.83%	4.42%	4.76%
Class R4	04/01/2014	8.00%	5.71%		4.59%
Class R3	04/01/2014	7.64%	5.45%		4.32%
Bloomberg U.S. Aggregate Bond Index#		-0.90%	2.94%	3.01%	3.34%
S&P 500 Index		30.00%	16.90%	16.63%	13.96%
Lipper Balanced Fund Index		18.64%	9.98%	9.76%	8.12%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

19

MassMutual 40/60 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - CLASS R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	13.89%	8.91%		6.78%
Class R5	06/20/2011	13.66%	8.79%	8.49%
Service Class	06/20/2011	13.62%	8.68%	8.41%
Administrative Class	06/20/2011	13.46%	8.57%	8.30%
Class A	06/20/2011	13.26%	8.32%	8.03%
Class A (sales load deducted)*	06/20/2011	7.03%	7.10%	7.43%
Class R4	04/01/2014	13.27%	8.43%		6.30%
Class R3	04/01/2014	13.07%	8.17%		6.05%
S&P 500 Index#		30.00%	16.90%	16.63%	13.96%
Bloomberg U.S. Aggregate Bond Index		-0.90%	2.94%	3.01%	3.34%
Lipper Balanced Fund Index		18.64%	9.98%	9.76%	8.12%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

20

MassMutual 60/40 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - CLASS R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	20.32%	11.24%		8.18%
Class R5	06/20/2011	20.21%	11.12%	10.72%
Service Class	06/20/2011	20.15%	11.03%	10.64%
Administrative Class	06/20/2011	20.00%	10.92%	10.53%
Class A	06/20/2011	19.60%	10.63%	10.25%
Class A (sales load deducted)*	06/20/2011	13.02%	9.39%	9.63%
Class R4	04/01/2014	19.83%	10.75%		7.71%
Class R3	04/01/2014	19.50%	10.45%		7.43%
S&P 500 Index#		30.00%	16.90%	16.63%	13.96%
Bloomberg U.S. Aggregate Bond Index		-0.90%	2.94%	3.01%	3.34%
Lipper Balanced Fund Index		18.64%	9.98%	9.76%	8.12%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

21

MassMutual 80/20 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - CLASS R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	24.09%	12.54%		8.98%
Class R5	06/20/2011	23.96%	12.43%	11.90%
Service Class	06/20/2011	23.83%	12.32%	11.82%
Administrative Class	06/20/2011	23.77%	12.21%	11.71%
Class A	06/20/2011	23.49%	11.92%	11.42%
Class A (sales load deducted)*	06/20/2011	16.70%	10.66%	10.80%
Class R4	04/01/2014	23.47%	12.02%		8.48%
Class R3	04/01/2014	23.30%	11.76%		8.23%
S&P 500 Index#		30.00%	16.90%	16.63%	13.96%
Bloomberg U.S. Aggregate Bond Index		-0.90%	2.94%	3.01%	3.34%
Lipper Balanced Fund Index		18.64%	9.98%	9.76%	8.12%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

22

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	12.84%	6.72%		5.34%
Class R5	04/01/2014	12.68%	6.61%		5.23%
Service Class	12/31/2003	12.58%	6.51%	6.09%
Administrative Class	12/31/2003	12.54%	6.42%	5.99%
Class A	12/31/2003	12.20%	6.15%	5.70%
Class A (sales load deducted)*	12/31/2003	6.03%	4.95%	5.10%
Class R4	04/01/2014	12.27%	6.24%		4.87%
Class R3	12/31/2003	11.95%	5.97%	5.50%
S&P Target Date Retirement Income Index		8.14%	5.94%	5.80%	5.14%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

23

MassMutual RetireSMARTSM by JPMorgan 2020 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	13.31%	8.21%		6.30%
Class R5	04/01/2014	13.22%	8.09%		6.19%
Service Class	12/31/2003	13.11%	7.99%	8.60%
Administrative Class	12/31/2003	13.02%	7.90%	8.49%
Class A	12/31/2003	12.69%	7.60%	8.19%
Class A (sales load deducted)*	12/31/2003	6.49%	6.39%	7.58%
Class R4	04/01/2014	12.89%	7.74%		5.82%
Class R3	12/31/2003	12.57%	7.44%	8.00%
S&P Target Date 2020 Index		12.92%	7.98%	8.51%	6.69%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

24

MassMutual RetireSMARTSM by JPMorgan 2025 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	17.23%	9.65%		7.21%
Class R5	04/01/2014	17.13%	9.58%		7.13%
Service Class	04/01/2010	16.97%	9.44%	9.72%
Administrative Class	04/01/2010	16.86%	9.33%	9.63%
Class A	04/01/2010	16.60%	9.07%	9.33%
Class A (sales load deducted)*	04/01/2010	10.19%	7.84%	8.71%
Class R4	04/01/2014	16.65%	9.16%		6.73%
Class R3	04/01/2014	16.35%	8.91%		6.47%
S&P Target Date 2025 Index		16.17%	9.01%	9.42%	7.37%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

25

MassMutual RetireSMARTSM by JPMorgan 2030 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	20.27%	10.58%		7.77%
Class R5	04/01/2014	20.17%	10.44%		7.64%
Service Class	12/31/2003	20.11%	10.35%	10.34%
Administrative Class	12/31/2003	19.86%	10.22%	10.23%
Class A	12/31/2003	19.67%	9.96%	9.93%
Class A (sales load deducted)*	12/31/2003	13.09%	8.72%	9.31%
Class R4	04/01/2014	19.74%	10.07%		7.27%
Class R3	12/31/2003	19.41%	9.78%	9.72%
S&P Target Date 2030 Index		19.16%	9.93%	10.25%	8.00%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

26

MassMutual RetireSMARTSM by JPMorgan 2035 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	23.66%	11.26%		8.20%
Class R5	04/01/2014	23.52%	11.14%		8.09%
Service Class	04/01/2010	23.36%	11.02%	10.80%
Administrative Class	04/01/2010	23.29%	10.92%	10.70%
Class A	04/01/2010	22.92%	10.64%	10.39%
Class A (sales load deducted)*	04/01/2010	16.16%	9.40%	9.77%
Class R4	04/01/2014	23.08%	10.76%		7.72%
Class R3	04/01/2014	22.76%	10.47%		7.44%
S&P Target Date 2035 Index		22.56%	10.88%	11.01%	8.64%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

27

MassMutual RetireSMARTSM by JPMorgan 2040 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	26.26%	11.71%		8.48%
Class R5	04/01/2014	26.08%	11.59%		8.39%
Service Class	12/31/2003	26.04%	11.47%	11.05%
Administrative Class	12/31/2003	25.89%	11.36%	10.94%
Class A	12/31/2003	25.54%	11.10%	10.64%
Class A (sales load deducted)*	12/31/2003	18.64%	9.85%	10.01%
Class R4	04/01/2014	25.69%	11.19%		7.99%
Class R3	12/31/2003	25.36%	10.93%	10.43%
S&P Target Date 2040 Index		24.96%	11.54%	11.55%	9.09%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

28

MassMutual RetireSMARTSM by JPMorgan 2045 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	28.57%	12.14%		8.78%
Class R5	04/01/2014	28.46%	12.02%		8.68%
Service Class	04/01/2010	28.30%	11.91%	11.60%
Administrative Class	04/01/2010	28.11%	11.79%	11.51%
Class A	04/01/2010	27.88%	11.52%	11.20%
Class A (sales load deducted)*	04/01/2010	20.85%	10.27%	10.58%
Class R4	04/01/2014	27.98%	11.63%		8.29%
Class R3	04/01/2014	27.59%	11.34%		8.02%
S&P Target Date 2045 Index		26.36%	11.93%	11.90%	9.34%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

29

MassMutual RetireSMARTSM by JPMorgan 2050 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	28.53%	12.43%		8.94%
Class R5	04/01/2014	28.49%	12.33%		8.85%
Service Class	12/17/2007	28.34%	12.24%	11.71%
Administrative Class	12/17/2007	28.20%	12.10%	11.63%
Class A	12/17/2007	27.87%	11.85%	11.31%
Class A (sales load deducted)*	12/17/2007	20.84%	10.59%	10.68%
Class R4	04/01/2014	27.93%	11.93%		8.46%
Class R3	12/17/2007	27.70%	11.68%	11.10%
S&P Target Date 2050 Index		27.11%	12.19%	12.16%	9.52%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

30

MassMutual RetireSMARTSM by JPMorgan 2055 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	Since Inception 09/17/2013	Since Inception 04/01/2014
Class I	04/01/2014	28.46%	12.49%		8.99%
Class R5	04/01/2014	28.35%	12.38%		8.86%
Service Class	09/17/2013	28.34%	12.27%	9.31%
Administrative Class	09/17/2013	28.13%	12.16%	9.20%
Class A	09/17/2013	27.80%	11.87%	8.92%
Class A (sales load deducted)*	09/17/2013	20.77%	10.61%	8.16%
Class R4	04/01/2014	28.02%	11.99%		8.51%
Class R3	04/01/2014	27.60%	11.71%		8.24%
S&P Target Date 2055 Index		27.47%	12.33%	10.13%	9.60%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

31

MassMutual RetireSMARTSM by JPMorgan 2060 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Year	Since Inception 11/23/2015
Class I	11/23/2015	28.43%	12.44%	11.15%
Class R5	11/23/2015	28.27%	12.33%	11.03%
Service Class	11/23/2015	28.15%	12.20%	10.92%
Administrative Class	11/23/2015	28.08%	12.11%	10.82%
Class A	11/23/2015	27.59%	11.82%	10.53%
Class A (sales load deducted)*	11/23/2015	20.57%	10.56%	9.47%
Class R4	11/23/2015	27.90%	11.95%	10.66%
Class R3	11/23/2015	27.53%	11.67%	10.39%
S&P Target Date 2060 Index		27.33%	12.46%	11.45%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

32

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	14.19%	7.90%
Class M5	02/16/2018	14.02%	7.75%
Class M4	02/16/2018	13.80%	7.48%
Class M3	02/16/2018	13.47%	7.21%
S&P Target Date Retirement Income Index		8.14%	6.23%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

33

MassMutual Select T. Rowe Price Retirement 2005 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	13.48%	7.78%
Class M5	02/16/2018	13.33%	7.61%
Class M4	02/16/2018	13.07%	7.35%
Class M3	02/16/2018	12.77%	7.07%
S&P Target Date Retirement Income Index		8.14%	6.23%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

34

MassMutual Select T. Rowe Price Retirement 2010 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	14.74%	8.18%
Class M5	02/16/2018	14.57%	8.01%
Class M4	02/16/2018	14.35%	7.76%
Class M3	02/16/2018	13.97%	7.47%
S&P Target Date 2010 Index		10.20%	6.86%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

35

MassMutual Select T. Rowe Price Retirement 2015 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	16.26%	8.59%
Class M5	02/16/2018	16.05%	8.43%
Class M4	02/16/2018	15.74%	8.15%
Class M3	02/16/2018	15.46%	7.88%
S&P Target Date 2015 Index		11.93%	7.25%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

36

MassMutual Select T. Rowe Price Retirement 2020 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	17.87%	9.03%
Class M5	02/16/2018	17.71%	8.87%
Class M4	02/16/2018	17.38%	8.60%
Class M3	02/16/2018	17.02%	8.32%
S&P Target Date 2020 Index		12.92%	7.43%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

37

MassMutual Select T. Rowe Price Retirement 2025 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	20.22%	9.74%
Class M5	02/16/2018	20.08%	9.58%
Class M4	02/16/2018	19.73%	9.30%
Class M3	02/16/2018	19.41%	9.02%
S&P Target Date 2025 Index		16.17%	8.21%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

38

MassMutual Select T. Rowe Price Retirement 2030 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	22.79%	10.42%
Class M5	02/16/2018	22.65%	10.27%
Class M4	02/16/2018	22.29%	9.98%
Class M3	02/16/2018	22.06%	9.72%
S&P Target Date 2030 Index		19.16%	8.86%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

39

MassMutual Select T. Rowe Price Retirement 2035 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	25.35%	11.04%
Class M5	02/16/2018	25.09%	10.87%
Class M4	02/16/2018	24.81%	10.58%
Class M3	02/16/2018	24.44%	10.31%
S&P Target Date 2035 Index		22.56%	9.58%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

40

MassMutual Select T. Rowe Price Retirement 2040 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	27.48%	11.58%
Class M5	02/16/2018	27.28%	11.42%
Class M4	02/16/2018	26.97%	11.14%
Class M3	02/16/2018	26.62%	10.86%
S&P Target Date 2040 Index		24.96%	10.08%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

41

MassMutual Select T. Rowe Price Retirement 2045 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	28.97%	11.93%
Class M5	02/16/2018	28.65%	11.74%
Class M4	02/16/2018	28.38%	11.46%
Class M3	02/16/2018	28.02%	11.18%
S&P Target Date 2045 Index		26.36%	10.35%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

42

MassMutual Select T. Rowe Price Retirement 2050 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	29.03%	11.95%
Class M5	02/16/2018	28.76%	11.77%
Class M4	02/16/2018	28.47%	11.49%
Class M3	02/16/2018	28.09%	11.20%
S&P Target Date 2050 Index		27.11%	10.48%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

43

MassMutual Select T. Rowe Price Retirement 2055 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	29.06%	11.93%
Class M5	02/16/2018	28.76%	11.75%
Class M4	02/16/2018	28.46%	11.46%
Class M3	02/16/2018	28.16%	11.19%
S&P Target Date 2055 Index		27.47%	10.53%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

44

MassMutual Select T. Rowe Price Retirement 2060 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	29.03%	11.92%
Class M5	02/16/2018	28.82%	11.75%
Class M4	02/16/2018	28.44%	11.47%
Class M3	02/16/2018	28.14%	11.20%
S&P Target Date 2060 Index		27.33%	10.57%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

45

MassMutual 20/80 Allocation Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 20.9%
DFA Commodity Strategy Portfolio	317,526	$2,260,782
Invesco Real Estate Fund, Class R6	23,311	511,210
MassMutual Blue Chip Growth Fund, Class I (a)	103,480	3,483,144
MassMutual Diversified Value Fund, Class I (a)	200,996	2,709,426
MassMutual Equity Opportunities Fund, Class I (a)	198,211	3,997,912
MassMutual Fundamental Value Fund, Class I (a)	308,954	3,237,834
MassMutual Growth Opportunities Fund, Class I (a)	128,270	1,450,735
MassMutual International Equity Fund, Class I (a)	76,104	767,125
MassMutual Mid Cap Growth Fund, Class I (a)	47,173	1,472,740
MassMutual Mid Cap Value Fund, Class I (a)	150,079	2,267,697
MassMutual Overseas Fund, Class I (a)	269,038	2,736,115
MassMutual Small Cap Growth Equity Fund, Class I (a)	12,706	265,439
MassMutual Small Cap Value Equity Fund, Class I (a)	66,971	873,974
MassMutual Strategic Emerging Markets Fund, Class I (a)	84,605	1,263,154
MM Equity Asset Fund, Class I (a)	1,030,908	10,432,793
Vanguard Developed Markets Index Fund, Admiral Shares	151,514	2,456,034
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	11,580	481,369
Vanguard Mid-Cap Index Fund, Admiral Shares	4,698	1,377,616
Vanguard Small-Cap Index Fund, Admiral Shares	7,787	816,393
		42,861,492
Fixed Income Funds — 79.1%
Barings Global Floating Rate Fund, Class Y (a)	165,546	1,559,442
Invesco International Bond Fund, Class R6	1,339,065	7,003,311
MassMutual Core Bond Fund, Class I (a)	3,088,544	34,993,204
MassMutual High Yield Fund, Class I (a)	138,163	1,290,445
MassMutual Inflation-Protected and Income Fund, Class I (a)	532,875	6,106,746
MassMutual Short-Duration Bond Fund, Class I (a)	4,037,504	40,778,792

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	2,351,035	$25,626,277
MassMutual Total Return Bond Fund, Class I (a)	3,637,993	37,143,911
Vanguard Long-Term Treasury Index Fund, Admiral Shares	10,752	316,543
Vanguard Total Bond Market Index Fund, Institutional Shares	686,076	7,732,078
		162,550,749

TOTAL MUTUAL FUNDS (Cost $193,713,253)		205,412,241

TOTAL LONG-TERM INVESTMENTS (Cost $193,713,253)		205,412,241

TOTAL INVESTMENTS — 100.0% (Cost $193,713,253) (b)		205,412,241

Other Assets/(Liabilities) — (0.0)%		(68,338)

NET ASSETS — 100.0%		$205,343,903

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

46

MassMutual 40/60 Allocation Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 40.3%
DFA Commodity Strategy Portfolio	265,632	$1,891,301
Invesco Real Estate Fund, Class R6	37,962	832,514
MassMutual Blue Chip Growth Fund, Class I (a)	248,859	8,376,584
MassMutual Diversified Value Fund, Class I (a)	400,409	5,397,509
MassMutual Equity Opportunities Fund, Class I (a)	427,870	8,630,146
MassMutual Fundamental Value Fund, Class I (a)	642,397	6,732,322
MassMutual Growth Opportunities Fund, Class I (a)	260,335	2,944,392
MassMutual International Equity Fund, Class I (a)	167,035	1,683,708
MassMutual Mid Cap Growth Fund, Class I (a)	78,127	2,439,138
MassMutual Mid Cap Value Fund, Class I (a)	266,029	4,019,697
MassMutual Overseas Fund, Class I (a)	529,815	5,388,214
MassMutual Small Cap Growth Equity Fund, Class I (a)	28,600	597,449
MassMutual Small Cap Value Equity Fund, Class I (a)	171,848	2,242,617
MassMutual Strategic Emerging Markets Fund, Class I (a)	130,212	1,944,067
MM Equity Asset Fund, Class I (a)	2,283,427	23,108,280
Vanguard Developed Markets Index Fund, Institutional Shares	380,397	6,173,849
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	24,003	997,792
Vanguard Mid-Cap Index Fund, Admiral Shares	10,433	3,059,168
Vanguard Small-Cap Index Fund, Admiral Shares	17,964	1,883,383
		88,342,130
Fixed Income Funds — 59.8%
Barings Global Floating Rate Fund, Class Y (a)	226,063	2,129,513
Invesco International Bond Fund, Class R6	1,106,944	5,789,317
MassMutual Core Bond Fund, Class I (a)	2,343,856	26,555,894
MassMutual High Yield Fund, Class I (a)	157,026	1,466,621
MassMutual Inflation-Protected and Income Fund, Class I (a)	334,463	3,832,941
MassMutual Short-Duration Bond Fund, Class I (a)	2,621,414	26,476,282

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	2,121,079	$23,119,765
MassMutual Total Return Bond Fund, Class I (a)	3,274,553	33,433,186
Vanguard Long-Term Treasury Index Fund, Admiral Shares	11,514	338,978
Vanguard Total Bond Market Index Fund, Institutional Shares	722,432	8,141,814
		131,284,311

TOTAL MUTUAL FUNDS (Cost $200,828,591)		219,626,441

TOTAL LONG-TERM INVESTMENTS (Cost $200,828,591)		219,626,441

TOTAL INVESTMENTS — 100.1% (Cost $200,828,591) (b)		219,626,441

Other Assets/(Liabilities) — (0.1)%		(176,997)

NET ASSETS — 100.0%		$219,449,444

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

47

MassMutual 60/40 Allocation Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 61.3%
DFA Commodity Strategy Portfolio	220,565	$1,570,424
Invesco Real Estate Fund, Class R6	56,457	1,238,108
MassMutual Blue Chip Growth Fund, Class I (a)	350,974	11,813,796
MassMutual Diversified Value Fund, Class I (a)	631,863	8,517,510
MassMutual Equity Opportunities Fund, Class I (a)	698,705	14,092,888
MassMutual Fundamental Value Fund, Class I (a)	935,612	9,805,210
MassMutual Growth Opportunities Fund, Class I (a)	353,289	3,995,702
MassMutual International Equity Fund, Class I (a)	320,576	3,231,405
MassMutual Mid Cap Growth Fund, Class I (a)	129,654	4,047,813
MassMutual Mid Cap Value Fund, Class I (a)	323,914	4,894,347
MassMutual Overseas Fund, Class I (a)	626,326	6,369,737
MassMutual Small Cap Growth Equity Fund, Class I (a)	62,198	1,299,312
MassMutual Small Cap Value Equity Fund, Class I (a)	302,583	3,948,706
MassMutual Strategic Emerging Markets Fund, Class I (a)	51,910	775,023
MM Equity Asset Fund, Class I (a)	4,177,973	42,281,088
Vanguard Developed Markets Index Fund, Institutional Shares	475,762	7,721,623
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	40,857	1,698,439
Vanguard Mid-Cap Index Fund, Institutional Shares	71,394	4,624,916
Vanguard Small-Cap Index Fund, Admiral Shares	12,681	1,329,504
		133,255,551
Fixed Income Funds — 38.8%
Barings Global Floating Rate Fund, Class Y (a)	386,058	3,636,669
Invesco International Bond Fund, Class R6	823,334	4,306,036
MassMutual Core Bond Fund, Class I (a)	1,545,286	17,508,095
MassMutual High Yield Fund, Class I (a)	415,844	3,883,987
MassMutual Inflation-Protected and Income Fund, Class I (a)	173,681	1,990,383
MassMutual Short-Duration Bond Fund, Class I (a)	1,420,896	14,351,051

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	1,022,924	$11,149,866
MassMutual Total Return Bond Fund, Class I (a)	2,146,717	21,917,982
Vanguard Long-Term Treasury Index Fund, Admiral Shares	12,633	371,924
Vanguard Total Bond Market Index Fund, Institutional Shares	466,714	5,259,864
		84,375,857

TOTAL MUTUAL FUNDS (Cost $192,172,312)		217,631,408

TOTAL LONG-TERM INVESTMENTS (Cost $192,172,312)		217,631,408

TOTAL INVESTMENTS — 100.1% (Cost $192,172,312) (b)		217,631,408

Other Assets/(Liabilities) — (0.1)%		(162,208)

NET ASSETS — 100.0%		$217,469,200

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

48

MassMutual 80/20 Allocation Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 76.4%
DFA Commodity Strategy Portfolio	131,987	$939,749
Invesco Real Estate Fund, Class R6	58,183	1,275,954
MassMutual Blue Chip Growth Fund, Class I (a)	310,847	10,463,108
MassMutual Diversified Value Fund, Class I (a)	452,636	6,101,531
MassMutual Equity Opportunities Fund, Class I (a)	483,444	9,751,065
MassMutual Fundamental Value Fund, Class I (a)	723,474	7,582,006
MassMutual Growth Opportunities Fund, Class I (a)	290,210	3,282,271
MassMutual International Equity Fund, Class I (a)	227,955	2,297,789
MassMutual Mid Cap Growth Fund, Class I (a)	137,567	4,294,852
MassMutual Mid Cap Value Fund, Class I (a)	278,542	4,208,767
MassMutual Overseas Fund, Class I (a)	763,089	7,760,610
MassMutual Small Cap Growth Equity Fund, Class I (a)	64,935	1,356,496
MassMutual Small Cap Value Equity Fund, Class I (a)	243,326	3,175,407
MassMutual Strategic Emerging Markets Fund, Class I (a)	229,394	3,424,859
MM Equity Asset Fund, Class I (a)	3,253,815	32,928,612
Vanguard Developed Markets Index Fund, Institutional Shares	479,322	7,779,388
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	45,361	1,885,654
Vanguard Mid-Cap Index Fund, Admiral Shares	17,220	5,049,299
Vanguard Small-Cap Index Fund, Admiral Shares	25,053	2,626,574
		116,183,991
Fixed Income Funds — 23.7%
Barings Global Floating Rate Fund, Class Y (a)	309,923	2,919,474
Invesco International Bond Fund, Class R6	550,599	2,879,632
MassMutual Core Bond Fund, Class I (a)	490,144	5,553,330
MassMutual High Yield Fund, Class I (a)	353,548	3,302,143
MassMutual Inflation-Protected and Income Fund, Class I (a)	54,573	625,407
MassMutual Short-Duration Bond Fund, Class I (a)	657,202	6,637,743

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	373,724	$4,073,596
MassMutual Total Return Bond Fund, Class I (a)	864,074	8,822,195
Vanguard Long-Term Treasury Index Fund, Admiral Shares	6,046	178,007
Vanguard Total Bond Market Index Fund, Admiral Shares	96,778	1,090,688
		36,082,215

TOTAL MUTUAL FUNDS (Cost $130,820,574)		152,266,206

TOTAL LONG-TERM INVESTMENTS (Cost $130,820,574)		152,266,206

TOTAL INVESTMENTS — 100.1% (Cost $130,820,574) (b)		152,266,206

Other Assets/(Liabilities) — (0.1)%		(108,588)

NET ASSETS — 100.0%		$152,157,618

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

49

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 34.1%
JPMorgan International Research Enhanced Equity Fund, Class R6	148,746	$3,065,660
JPMorgan Realty Income Fund, Class R6	70,852	1,130,095
MassMutual Blue Chip Growth Fund, Class I (a)	52,823	1,778,027
MassMutual Diversified Value Fund, Class I (a)	143,314	1,931,872
MassMutual Equity Opportunities Fund, Class I (a)	139,643	2,816,597
MassMutual Fundamental Value Fund, Class I (a)	168,118	1,761,881
MassMutual Growth Opportunities Fund, Class I (a)	47,608	538,449
MassMutual International Equity Fund, Class I (a)	182,396	1,838,547
MassMutual Mid Cap Growth Fund, Class I (a)	25,843	806,815
MassMutual Mid Cap Value Fund, Class I (a)	52,876	798,961
MassMutual Overseas Fund, Class I (a)	482,973	4,911,840
MassMutual Small Cap Growth Equity Fund, Class I (a)	21,998	459,540
MassMutual Small Cap Value Equity Fund, Class I (a)	46,845	611,330
MassMutual Strategic Emerging Markets Fund, Class I (a)	165,988	2,478,194
MM Equity Asset Fund, Class I (a)	872,554	8,830,242
Vanguard Developed Markets Index Fund, Admiral Shares	150,871	2,445,616
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	32,150	1,336,484
Vanguard Mid-Cap Index Fund, Admiral Shares	2,345	687,743
Vanguard Real Estate Index Fund, Admiral Shares	7,782	1,123,079
Vanguard Small-Cap Index Fund, Admiral Shares	4,354	456,511
		39,807,483
Fixed Income Funds — 66.0%
Barings Global Floating Rate Fund, Class Y (a)	155,467	1,464,503
JPMorgan Emerging Markets Debt Fund, Class R6	278,819	2,202,673
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	281,191	2,204,535
JPMorgan U.S. Government Money Market Fund, Class IM	5,860,104	5,860,104

	Number of Shares	Value
MassMutual Core Bond Fund, Class I (a)	2,019,154	$22,877,013
MassMutual High Yield Fund, Class I (a)	1,349,746	12,606,632
MassMutual Inflation-Protected and Income Fund, Class I (a)	767,688	8,797,706
MassMutual Strategic Bond Fund, Class I (a)	705,976	7,695,134
MassMutual Total Return Bond Fund, Class I (a)	753,686	7,695,134
Vanguard Total Bond Market Index Fund, Institutional Shares	506,150	5,704,313
		77,107,747

TOTAL MUTUAL FUNDS (Cost $108,659,367)		116,915,230

TOTAL LONG-TERM INVESTMENTS (Cost $108,659,367)		116,915,230

TOTAL INVESTMENTS — 100.1% (Cost $108,659,367) (b)		116,915,230

Other Assets/(Liabilities) — (0.1)%		(166,895)

NET ASSETS — 100.0%		$116,748,335

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

50

MassMutual RetireSMARTSM by JPMorgan 2020 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 34.1%
JPMorgan International Research Enhanced Equity Fund, Class R6	340,099	$7,009,448
JPMorgan Realty Income Fund, Class R6	162,331	2,589,173
MassMutual Blue Chip Growth Fund, Class I (a)	120,855	4,067,993
MassMutual Diversified Value Fund, Class I (a)	328,355	4,426,230
MassMutual Equity Opportunities Fund, Class I (a)	319,946	6,453,314
MassMutual Fundamental Value Fund, Class I (a)	384,625	4,030,871
MassMutual Growth Opportunities Fund, Class I (a)	109,087	1,233,777
MassMutual International Equity Fund, Class I (a)	417,667	4,210,086
MassMutual Mid Cap Growth Fund, Class I (a)	59,212	1,848,585
MassMutual Mid Cap Value Fund, Class I (a)	121,146	1,830,512
MassMutual Overseas Fund, Class I (a)	1,104,297	11,230,700
MassMutual Small Cap Growth Equity Fund, Class I (a)	50,401	1,052,879
MassMutual Small Cap Value Equity Fund, Class I (a)	107,329	1,400,643
MassMutual Strategic Emerging Markets Fund, Class I (a)	380,106	5,674,990
MM Equity Asset Fund, Class I (a)	1,996,272	20,202,269
Vanguard Developed Markets Index Fund, Institutional Shares	346,367	5,621,534
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	73,897	3,071,899
Vanguard Mid-Cap Index Fund, Admiral Shares	5,391	1,580,908
Vanguard Real Estate Index Fund, Admiral Shares	17,890	2,581,679
Vanguard Small-Cap Index Fund, Admiral Shares	10,009	1,049,393
		91,166,883
Fixed Income Funds — 66.0%
Barings Global Floating Rate Fund, Class Y (a)	357,342	3,366,161
JPMorgan Emerging Markets Debt Fund, Class R6	638,860	5,046,998
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	644,294	5,051,267
JPMorgan U.S. Government Money Market Fund, Class IM	13,427,339	13,427,339

	Number of Shares	Value
MassMutual Core Bond Fund, Class I (a)	4,619,534	$52,339,321
MassMutual High Yield Fund, Class I (a)	3,092,693	28,885,751
MassMutual Inflation-Protected and Income Fund, Class I (a)	1,759,014	20,158,305
MassMutual Strategic Bond Fund, Class I (a)	1,615,171	17,605,362
MassMutual Total Return Bond Fund, Class I (a)	1,724,325	17,605,362
Vanguard Total Bond Market Index Fund, Institutional Shares	1,163,401	13,111,524
		176,597,390

TOTAL MUTUAL FUNDS (Cost $247,227,732)		267,764,273

TOTAL LONG-TERM INVESTMENTS (Cost $247,227,732)		267,764,273

TOTAL INVESTMENTS — 100.1% (Cost $247,227,732) (b)		267,764,273

Other Assets/(Liabilities) — (0.1)%		(254,239)

NET ASSETS — 100.0%		$267,510,034

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

51

MassMutual RetireSMARTSM by JPMorgan 2025 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 50.1%
JPMorgan International Research Enhanced Equity Fund, Class R6	379,470	$7,820,872
JPMorgan Realty Income Fund, Class R6	184,301	2,939,603
MassMutual Blue Chip Growth Fund, Class I (a)	135,324	4,554,999
MassMutual Diversified Value Fund, Class I (a)	366,816	4,944,685
MassMutual Equity Opportunities Fund, Class I (a)	357,201	7,204,736
MassMutual Fundamental Value Fund, Class I (a)	430,670	4,513,424
MassMutual Growth Opportunities Fund, Class I (a)	121,759	1,377,094
MassMutual International Equity Fund, Class I (a)	464,971	4,686,905
MassMutual Mid Cap Growth Fund, Class I (a)	67,176	2,097,235
MassMutual Mid Cap Value Fund, Class I (a)	137,511	2,077,797
MassMutual Overseas Fund, Class I (a)	1,231,578	12,525,152
MassMutual Small Cap Growth Equity Fund, Class I (a)	57,096	1,192,746
MassMutual Small Cap Value Equity Fund, Class I (a)	121,275	1,582,634
MassMutual Strategic Emerging Markets Fund, Class I (a)	433,433	6,471,157
MM Equity Asset Fund, Class I (a)	2,235,864	22,626,948
Vanguard Developed Markets Index Fund, Institutional Shares	385,593	6,258,181
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	84,209	3,500,585
Vanguard Mid-Cap Index Fund, Admiral Shares	6,104	1,789,891
Vanguard Real Estate Index Fund, Admiral Shares	20,308	2,930,676
Vanguard Small-Cap Index Fund, Admiral Shares	11,337	1,188,623
		102,283,943
Fixed Income Funds — 50.0%
Barings Global Floating Rate Fund, Class Y (a)	218,453	2,057,828
JPMorgan Emerging Markets Debt Fund, Class R6	417,112	3,295,183
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	420,663	3,298,000
MassMutual Core Bond Fund, Class I (a)	3,242,568	36,738,296

	Number of Shares	Value
MassMutual High Yield Fund, Class I (a)	1,790,407	$16,722,405
MassMutual Inflation-Protected and Income Fund, Class I (a)	537,169	6,155,961
MassMutual Strategic Bond Fund, Class I (a)	1,134,444	12,365,444
MassMutual Total Return Bond Fund, Class I (a)	1,211,111	12,365,444
Vanguard Total Bond Market Index Fund, Institutional Shares	815,632	9,192,170
		102,190,731

TOTAL MUTUAL FUNDS (Cost $185,108,475)		204,474,674

TOTAL LONG-TERM INVESTMENTS (Cost $185,108,475)		204,474,674

TOTAL INVESTMENTS — 100.1% (Cost $185,108,475) (b)		204,474,674

Other Assets/(Liabilities) — (0.1)%		(167,059)

NET ASSETS — 100.0%		$204,307,615

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

52

MassMutual RetireSMARTSM by JPMorgan 2030 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 62.6%
JPMorgan International Research Enhanced Equity Fund, Class R6	827,404	$17,052,787
JPMorgan Realty Income Fund, Class R6	483,598	7,713,394
MassMutual Blue Chip Growth Fund, Class I (a)	351,567	11,833,758
MassMutual Diversified Value Fund, Class I (a)	954,149	12,861,927
MassMutual Equity Opportunities Fund, Class I (a)	929,943	18,756,945
MassMutual Fundamental Value Fund, Class I (a)	1,118,765	11,724,657
MassMutual Growth Opportunities Fund, Class I (a)	317,519	3,591,139
MassMutual International Equity Fund, Class I (a)	1,208,279	12,179,451
MassMutual Mid Cap Growth Fund, Class I (a)	175,695	5,485,186
MassMutual Mid Cap Value Fund, Class I (a)	359,653	5,434,357
MassMutual Overseas Fund, Class I (a)	3,517,961	35,777,659
MassMutual Small Cap Growth Equity Fund, Class I (a)	149,646	3,126,114
MassMutual Small Cap Value Equity Fund, Class I (a)	318,664	4,158,561
MassMutual Strategic Emerging Markets Fund, Class I (a)	1,138,003	16,990,386
MM Equity Asset Fund, Class I (a)	5,816,213	58,860,073
Vanguard Developed Markets Index Fund, Institutional Shares	1,002,058	16,263,398
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	290,982	9,197,953
Vanguard Mid-Cap Index Fund, Admiral Shares	15,980	4,685,935
Vanguard Real Estate Index Fund, Institutional Shares	344,349	7,689,312
Vanguard Small-Cap Index Fund, Admiral Shares	29,710	3,114,818
		266,497,810
Fixed Income Funds — 37.5%
JPMorgan Emerging Markets Debt Fund, Class R6	761,270	6,014,035
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	767,750	6,019,162
MassMutual Core Bond Fund, Class I (a)	5,396,453	61,141,813
MassMutual High Yield Fund, Class I (a)	3,210,232	29,983,563

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	1,888,831	$20,588,259
MassMutual Total Return Bond Fund, Class I (a)	2,016,480	20,588,259
Vanguard Total Bond Market Index Fund, Institutional Shares	1,358,544	15,310,793
		159,645,884

TOTAL MUTUAL FUNDS (Cost $375,246,227)		426,143,694

TOTAL LONG-TERM INVESTMENTS (Cost $375,246,227)		426,143,694

TOTAL INVESTMENTS — 100.1% (Cost $375,246,227) (b)		426,143,694

Other Assets/(Liabilities) — (0.1)%		(349,471)

NET ASSETS — 100.0%		$425,794,223

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

53

MassMutual RetireSMARTSM by JPMorgan 2035 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 76.2%
JPMorgan International Research Enhanced Equity Fund, Class R6	369,616	$7,617,778
JPMorgan Realty Income Fund, Class R6	257,736	4,110,891
MassMutual Blue Chip Growth Fund, Class I (a)	286,987	9,659,995
MassMutual Diversified Value Fund, Class I (a)	472,490	6,369,167
MassMutual Equity Opportunities Fund, Class I (a)	316,492	6,383,644
MassMutual Fundamental Value Fund, Class I (a)	608,541	6,377,513
MassMutual Growth Opportunities Fund, Class I (a)	288,350	3,261,242
MassMutual International Equity Fund, Class I (a)	885,142	8,922,230
MassMutual Mid Cap Growth Fund, Class I (a)	94,096	2,937,680
MassMutual Mid Cap Value Fund, Class I (a)	192,613	2,910,387
MassMutual Overseas Fund, Class I (a)	2,320,479	23,599,269
MassMutual Small Cap Growth Equity Fund, Class I (a)	80,265	1,676,740
MassMutual Small Cap Value Equity Fund, Class I (a)	170,052	2,219,180
MassMutual Strategic Emerging Markets Fund, Class I (a)	327,837	4,894,612
MM Equity Asset Fund, Class I (a)	3,160,220	31,981,431
Vanguard Developed Markets Index Fund, Admiral Shares	275,539	4,466,483
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	289,358	9,146,591
Vanguard Mid-Cap Index Fund, Admiral Shares	8,541	2,504,376
Vanguard Real Estate Index Fund, Admiral Shares	28,400	4,098,342
Vanguard Small-Cap Index Fund, Admiral Shares	15,938	1,670,949
		144,808,500
Fixed Income Funds — 23.9%
JPMorgan Emerging Markets Debt Fund, Class R6	243,119	1,920,639
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	245,189	1,922,281
MassMutual Core Bond Fund, Class I (a)	552,069	6,254,943
MassMutual High Yield Fund, Class I (a)	1,108,089	10,349,549

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	1,076,808	$11,737,204
MassMutual Total Return Bond Fund, Class I (a)	1,149,579	11,737,204
Vanguard Total Bond Market Index Fund, Admiral Shares	139,135	1,568,047
		45,489,867

TOTAL MUTUAL FUNDS (Cost $165,198,444)		190,298,367

TOTAL LONG-TERM INVESTMENTS (Cost $165,198,444)		190,298,367

TOTAL INVESTMENTS — 100.1% (Cost $165,198,444) (b)		190,298,367

Other Assets/(Liabilities) — (0.1)%		(155,080)

NET ASSETS — 100.0%		$190,143,287

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

54

MassMutual RetireSMARTSM by JPMorgan 2040 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 85.2%
JPMorgan International Research Enhanced Equity Fund, Class R6	598,687	$12,338,940
JPMorgan Realty Income Fund, Class R6	474,797	7,573,015
MassMutual Blue Chip Growth Fund, Class I (a)	517,690	17,425,443
MassMutual Diversified Value Fund, Class I (a)	850,862	11,469,626
MassMutual Equity Opportunities Fund, Class I (a)	569,922	11,495,330
MassMutual Fundamental Value Fund, Class I (a)	1,098,194	11,509,078
MassMutual Growth Opportunities Fund, Class I (a)	518,606	5,865,429
MassMutual International Equity Fund, Class I (a)	1,596,512	16,092,842
MassMutual Mid Cap Growth Fund, Class I (a)	171,649	5,358,896
MassMutual Mid Cap Value Fund, Class I (a)	351,348	5,308,874
MassMutual Overseas Fund, Class I (a)	4,332,470	44,061,217
MassMutual Small Cap Growth Equity Fund, Class I (a)	145,838	3,046,551
MassMutual Small Cap Value Equity Fund, Class I (a)	311,039	4,059,060
MassMutual Strategic Emerging Markets Fund, Class I (a)	595,676	8,893,437
MM Equity Asset Fund, Class I (a)	5,701,568	57,699,866
Vanguard Developed Markets Index Fund, Institutional Shares	496,395	8,056,483
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	525,312	16,605,107
Vanguard Mid-Cap Index Fund, Admiral Shares	15,604	4,575,706
Vanguard Real Estate Index Fund, Admiral Shares	52,323	7,550,742
Vanguard Small-Cap Index Fund, Admiral Shares	28,966	3,036,833
		262,022,475
Fixed Income Funds — 14.9%
JPMorgan Emerging Markets Debt Fund, Class R6	294,514	2,326,664
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	297,023	2,328,657
MassMutual Core Bond Fund, Class I (a)	463,296	5,249,146
MassMutual High Yield Fund, Class I (a)	1,591,911	14,868,449

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	901,062	$9,821,574
MassMutual Total Return Bond Fund, Class I (a)	961,956	9,821,574
Vanguard Total Bond Market Index Fund, Admiral Shares	116,147	1,308,976
		45,725,040

TOTAL MUTUAL FUNDS (Cost $263,606,957)		307,747,515

TOTAL LONG-TERM INVESTMENTS (Cost $263,606,957)		307,747,515

TOTAL INVESTMENTS — 100.1% (Cost $263,606,957) (b)		307,747,515

Other Assets/(Liabilities) — (0.1)%		(227,298)

NET ASSETS — 100.0%		$307,520,217

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

55

MassMutual RetireSMARTSM by JPMorgan 2045 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 94.3%
JPMorgan International Research Enhanced Equity Fund, Class R6	261,259	$5,384,538
JPMorgan Realty Income Fund, Class R6	228,443	3,643,662
MassMutual Blue Chip Growth Fund, Class I (a)	249,947	8,413,227
MassMutual Diversified Value Fund, Class I (a)	411,088	5,541,471
MassMutual Equity Opportunities Fund, Class I (a)	275,352	5,553,847
MassMutual Fundamental Value Fund, Class I (a)	530,186	5,556,346
MassMutual Growth Opportunities Fund, Class I (a)	250,543	2,833,639
MassMutual International Equity Fund, Class I (a)	769,577	7,757,333
MassMutual Mid Cap Growth Fund, Class I (a)	83,169	2,596,536
MassMutual Mid Cap Value Fund, Class I (a)	170,240	2,572,320
MassMutual Overseas Fund, Class I (a)	2,142,058	21,784,728
MassMutual Small Cap Growth Equity Fund, Class I (a)	70,836	1,479,761
MassMutual Small Cap Value Equity Fund, Class I (a)	150,261	1,960,909
MassMutual Strategic Emerging Markets Fund, Class I (a)	288,544	4,307,963
MM Equity Asset Fund, Class I (a)	2,751,918	27,849,409
Vanguard Developed Markets Index Fund, Admiral Shares	239,576	3,883,527
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	254,693	8,050,833
Vanguard Mid-Cap Index Fund, Admiral Shares	7,565	2,218,237
Vanguard Real Estate Index Fund, Admiral Shares	25,174	3,632,851
Vanguard Small-Cap Index Fund, Admiral Shares	14,067	1,474,782
		126,495,919
Fixed Income Funds — 5.8%
JPMorgan Emerging Markets Debt Fund, Class R6	81,558	644,308
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	82,252	644,856
MassMutual Core Bond Fund, Class I (a)	20,336	230,403
MassMutual High Yield Fund, Class I (a)	572,317	5,345,441

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	39,568	$431,294
MassMutual Total Return Bond Fund, Class I (a)	42,242	431,294
Vanguard Total Bond Market Index Fund, Admiral Shares	5,123	57,735
		7,785,331

TOTAL MUTUAL FUNDS (Cost $113,477,813)		134,281,250

TOTAL LONG-TERM INVESTMENTS (Cost $113,477,813)		134,281,250

TOTAL INVESTMENTS — 100.1% (Cost $113,477,813) (b)		134,281,250

Other Assets/(Liabilities) — (0.1)%		(121,893)

NET ASSETS — 100.0%		$134,159,357

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

56

MassMutual RetireSMARTSM by JPMorgan 2050 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 94.3%
JPMorgan International Research Enhanced Equity Fund, Class R6	392,897	$8,097,608
JPMorgan Realty Income Fund, Class R6	343,224	5,474,427
MassMutual Blue Chip Growth Fund, Class I (a)	375,833	12,650,523
MassMutual Diversified Value Fund, Class I (a)	617,632	8,325,684
MassMutual Equity Opportunities Fund, Class I (a)	413,702	8,344,378
MassMutual Fundamental Value Fund, Class I (a)	797,235	8,355,026
MassMutual Growth Opportunities Fund, Class I (a)	376,469	4,257,864
MassMutual International Equity Fund, Class I (a)	1,156,308	11,655,581
MassMutual Mid Cap Growth Fund, Class I (a)	124,963	3,901,346
MassMutual Mid Cap Value Fund, Class I (a)	255,775	3,864,766
MassMutual Overseas Fund, Class I (a)	3,220,854	32,756,086
MassMutual Small Cap Growth Equity Fund, Class I (a)	106,433	2,223,382
MassMutual Small Cap Value Equity Fund, Class I (a)	225,768	2,946,276
MassMutual Strategic Emerging Markets Fund, Class I (a)	433,560	6,473,052
MM Equity Asset Fund, Class I (a)	4,137,996	41,876,518
Vanguard Developed Markets Index Fund, Admiral Shares	359,989	5,835,422
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	382,683	12,096,609
Vanguard Mid-Cap Index Fund, Admiral Shares	11,367	3,333,265
Vanguard Real Estate Index Fund, Admiral Shares	37,829	5,459,103
Vanguard Small-Cap Index Fund, Admiral Shares	21,138	2,216,135
		190,143,051
Fixed Income Funds — 5.8%
JPMorgan Emerging Markets Debt Fund, Class R6	122,543	968,091
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	123,831	970,836
MassMutual Core Bond Fund, Class I (a)	30,604	346,744
MassMutual High Yield Fund, Class I (a)	859,951	8,031,944

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	59,548	$649,075
MassMutual Total Return Bond Fund, Class I (a)	63,573	649,075
Vanguard Total Bond Market Index Fund, Admiral Shares	7,697	86,748
		11,702,513

TOTAL MUTUAL FUNDS (Cost $171,041,458)		201,845,564

TOTAL LONG-TERM INVESTMENTS (Cost $171,041,458)		201,845,564

TOTAL INVESTMENTS — 100.1% (Cost $171,041,458) (b)		201,845,564

Other Assets/(Liabilities) — (0.1)%		(136,624)

NET ASSETS — 100.0%		$201,708,940

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

57

MassMutual RetireSMARTSM by JPMorgan 2055 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 94.3%
JPMorgan International Research Enhanced Equity Fund, Class R6	131,967	$2,719,832
JPMorgan Realty Income Fund, Class R6	115,273	1,838,609
MassMutual Blue Chip Growth Fund, Class I (a)	126,248	4,249,517
MassMutual Diversified Value Fund, Class I (a)	207,443	2,796,332
MassMutual Equity Opportunities Fund, Class I (a)	138,944	2,802,504
MassMutual Fundamental Value Fund, Class I (a)	267,800	2,806,542
MassMutual Growth Opportunities Fund, Class I (a)	126,428	1,429,901
MassMutual International Equity Fund, Class I (a)	388,336	3,914,425
MassMutual Mid Cap Growth Fund, Class I (a)	41,967	1,310,220
MassMutual Mid-Cap Value Fund, Class I (a)	85,901	1,297,971
MassMutual Overseas Fund, Class I (a)	1,081,993	11,003,866
MassMutual Small Cap Growth Equity Fund, Class I (a)	35,744	746,702
MassMutual Small Cap Value Equity Fund, Class I (a)	75,823	989,492
MassMutual Strategic Emerging Markets Fund, Class I (a)	145,603	2,173,847
MM Equity Asset Fund, Class I (a)	1,390,005	14,066,851
Vanguard Developed Markets Index Fund, Admiral Shares	120,893	1,959,676
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	97,712	4,061,883
Vanguard Mid-Cap Index Fund, Admiral Shares	3,817	1,119,354
Vanguard Real Estate Index Fund, Admiral Shares	12,703	1,833,194
Vanguard Small-Cap Index Fund, Admiral Shares	7,098	744,198
		63,864,916
Fixed Income Funds — 5.8%
JPMorgan Emerging Markets Debt Fund, Class R6	41,233	325,743
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	41,585	326,027
MassMutual Core Bond Fund, Class I (a)	10,277	116,441
MassMutual High Yield Fund, Class I (a)	288,798	2,697,370

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	19,997	$217,968
MassMutual Total Return Bond Fund, Class I (a)	21,348	217,968
Vanguard Total Bond Market Index Fund, Admiral Shares	2,585	29,133
		3,930,650

TOTAL MUTUAL FUNDS (Cost $57,780,403)		67,795,566

TOTAL LONG-TERM INVESTMENTS (Cost $57,780,403)		67,795,566

TOTAL INVESTMENTS — 100.1% (Cost $57,780,403) (b)		67,795,566

Other Assets/(Liabilities) — (0.1)%		(57,582)

NET ASSETS — 100.0%		$67,737,984

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

58

MassMutual RetireSMARTSM by JPMorgan 2060 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 94.3%
JPMorgan International Research Enhanced Equity Fund, Class R6	45,847	$944,903
JPMorgan Realty Income Fund, Class R6	40,113	639,808
MassMutual Blue Chip Growth Fund, Class I (a)	43,887	1,477,247
MassMutual Diversified Value Fund, Class I (a)	72,187	973,075
MassMutual Equity Opportunities Fund, Class I (a)	48,352	975,255
MassMutual Fundamental Value Fund, Class I (a)	93,090	975,582
MassMutual Growth Opportunities Fund, Class I (a)	43,999	497,623
MassMutual International Equity Fund, Class I (a)	135,063	1,361,435
MassMutual Mid Cap Growth Fund, Class I (a)	14,605	455,955
MassMutual Mid Cap Value Fund, Class I (a)	29,893	451,678
MassMutual Overseas Fund, Class I (a)	375,900	3,822,904
MassMutual Small Cap Growth Equity Fund, Class I (a)	12,439	259,843
MassMutual Small Cap Value Equity Fund, Class I (a)	26,385	344,327
MassMutual Strategic Emerging Markets Fund, Class I (a)	50,642	756,085
MM Equity Asset Fund, Class I (a)	483,186	4,889,843
Vanguard Developed Markets Index Fund, Admiral Shares	42,209	684,216
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	34,113	1,418,087
Vanguard Mid-Cap Index Fund, Admiral Shares	1,333	390,841
Vanguard Real Estate Index Fund, Admiral Shares	4,436	640,116
Vanguard Small-Cap Index Fund, Admiral Shares	2,479	259,855
		22,218,678
Fixed Income Funds — 5.8%
JPMorgan Emerging Markets Debt Fund, Class R6	14,326	113,179
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	14,449	113,278
MassMutual Core Bond Fund, Class I (a)	3,571	40,456
MassMutual High Yield Fund, Class I (a)	100,533	938,982

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	6,948	$75,731
MassMutual Total Return Bond Fund, Class I (a)	7,417	75,731
Vanguard Total Bond Market Index Fund, Admiral Shares	903	10,171
		1,367,528

TOTAL MUTUAL FUNDS (Cost $20,283,453)		23,586,206

TOTAL LONG-TERM INVESTMENTS (Cost $20,283,453)		23,586,206

TOTAL INVESTMENTS — 100.1% (Cost $20,283,453) (b)		23,586,206

Other Assets/(Liabilities) — (0.1)%		(27,386)

NET ASSETS — 100.0%		$23,558,820

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

59

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 37.9%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	1,890,508	$22,137,853
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	1,383,106	24,107,539
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	168,071	2,159,709
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	744,689	12,063,959
MM S&P 500 Index Fund, Class I (a)	679,402	14,579,963
		75,049,023
Fixed Income Funds — 62.1%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	4,230,171	44,120,683
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	833,040	8,105,476
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	3,674,846	40,496,798
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	337,418	2,571,128
State Street Institutional U.S. Government Money Market Fund	7,906,786	7,906,786
T. Rowe Price Dynamic Global Bond Fund, Class I	798,937	7,877,516

	Number of Shares	Value
T. Rowe Price Institutional Floating Rate Fund	422,629	$4,129,084
T. Rowe Price Institutional High Yield Fund	858,314	7,604,663
		122,812,134

TOTAL MUTUAL FUNDS (Cost $181,898,637)		197,861,157

TOTAL LONG-TERM INVESTMENTS (Cost $181,898,637)		197,861,157

TOTAL INVESTMENTS — 100.0% (Cost $181,898,637) (b)		197,861,157

Other Assets/(Liabilities) — (0.0)%		(77,652)

NET ASSETS — 100.0%		$197,783,505

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

60

MassMutual Select T. Rowe Price Retirement 2005 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 39.6%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	293,919	$3,441,794
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	220,679	3,846,427
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	25,449	327,019
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	117,470	1,903,008
MM S&P 500 Index Fund, Class I (a)	108,014	2,317,988
		11,836,236
Fixed Income Funds — 60.4%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	676,070	7,051,411
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	136,664	1,329,741
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	469,547	5,174,412
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	54,906	418,385
State Street Institutional U.S. Government Money Market Fund	998,965	998,965
T. Rowe Price Dynamic Global Bond Fund, Class I	123,380	1,216,527
T. Rowe Price Institutional Floating Rate Fund	66,175	646,525

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	139,349	$1,234,630
		18,070,596

TOTAL MUTUAL FUNDS (Cost $27,864,292)		29,906,832

TOTAL LONG-TERM INVESTMENTS (Cost $27,864,292)		29,906,832

TOTAL INVESTMENTS — 100.0% (Cost $27,864,292) (b)		29,906,832

Other Assets/(Liabilities) — (0.0)%		(6,938)

NET ASSETS — 100.0%		$29,899,894

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

61

MassMutual Select T. Rowe Price Retirement 2010 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 44.3%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	1,643,012	$19,239,674
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	1,230,168	21,441,836
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	140,310	1,802,988
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	658,400	10,666,083
MM S&P 500 Index Fund, Class I (a)	599,180	12,858,398
		66,008,979
Fixed Income Funds — 55.7%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	3,118,404	32,524,950
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	614,875	5,982,738
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	2,068,686	22,796,923
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	286,568	2,183,646
State Street Institutional U.S. Government Money Market Fund	5,181,475	5,181,475
T. Rowe Price Dynamic Global Bond Fund, Class I	570,203	5,622,200
T. Rowe Price Institutional Floating Rate Fund	307,400	3,003,301

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	629,679	$5,578,952
		82,874,185

TOTAL MUTUAL FUNDS (Cost $134,571,532)		148,883,164

TOTAL LONG-TERM INVESTMENTS (Cost $134,571,532)		148,883,164

TOTAL INVESTMENTS — 100.0% (Cost $134,571,532) (b)		148,883,164

Other Assets/(Liabilities) — (0.0)%		(72,424)

NET ASSETS — 100.0%		$148,810,740

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

62

MassMutual Select T. Rowe Price Retirement 2015 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 47.7%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	1,928,757	$22,585,742
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	1,432,715	24,972,217
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	166,682	2,141,866
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	768,988	12,457,609
MM S&P 500 Index Fund, Class I (a)	696,523	14,947,394
		77,104,828
Fixed Income Funds — 52.3%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	3,211,918	33,500,301
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	614,144	5,975,617
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	1,914,397	21,096,655
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	346,133	2,637,531
State Street Institutional U.S. Government Money Market Fund	6,796,150	6,796,150
T. Rowe Price Dynamic Global Bond Fund, Class I	594,708	5,863,822
T. Rowe Price Institutional Floating Rate Fund	317,540	3,102,363

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	626,807	$5,553,506
		84,525,945

TOTAL MUTUAL FUNDS (Cost $143,275,315)		161,630,773

TOTAL LONG-TERM INVESTMENTS (Cost $143,275,315)		161,630,773

TOTAL INVESTMENTS — 100.0% (Cost $143,275,315) (b)		161,630,773

Other Assets/(Liabilities) — (0.0)%		(60,115)

NET ASSETS — 100.0%		$161,570,658

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

63

MassMutual Select T. Rowe Price Retirement 2020 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 51.9%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	10,094,299	$118,204,237
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	7,799,559	135,946,305
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	920,640	11,830,221
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	3,799,131	61,545,915
MM S&P 500 Index Fund, Class I (a)	3,650,246	78,334,271
		405,860,949
Fixed Income Funds — 48.2%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	15,069,636	157,176,305
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	2,707,862	26,347,495
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	7,582,816	83,562,636
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	1,558,347	11,874,604
State Street Institutional U.S. Government Money Market Fund	32,314,679	32,314,679
T. Rowe Price Dynamic Global Bond Fund, Class I	2,722,488	26,843,735
T. Rowe Price Institutional Floating Rate Fund	1,434,199	14,012,127

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	2,744,854	$24,319,406
		376,450,987

TOTAL MUTUAL FUNDS (Cost $680,033,612)		782,311,936

TOTAL LONG-TERM INVESTMENTS (Cost $680,033,612)		782,311,936

TOTAL INVESTMENTS — 100.1% (Cost $680,033,612) (b)		782,311,936

Other Assets/(Liabilities) — (0.1)%		(426,795)

NET ASSETS — 100.0%		$781,885,141

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

64

MassMutual Select T. Rowe Price Retirement 2025 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 60.5%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	10,854,753	$127,109,159
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	8,429,492	146,926,049
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	980,272	12,596,497
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	4,190,357	67,883,784
MM S&P 500 Index Fund, Class I (a)	3,831,616	82,226,480
		436,741,969
Fixed Income Funds — 39.6%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	12,190,309	127,144,924
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	1,982,566	19,290,365
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	4,186,353	46,133,605
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	1,678,498	12,790,157
State Street Institutional U.S. Government Money Market Fund	30,112,130	30,112,130
T. Rowe Price Dynamic Global Bond Fund, Class I	2,185,098	21,545,067
T. Rowe Price Institutional Floating Rate Fund	1,120,641	10,948,660

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	2,031,676	$18,000,653
		285,965,561

TOTAL MUTUAL FUNDS (Cost $619,394,977)		722,707,530

TOTAL LONG-TERM INVESTMENTS (Cost $619,394,977)		722,707,530

TOTAL INVESTMENTS — 100.1% (Cost $619,394,977) (b)		722,707,530

Other Assets/(Liabilities) — (0.1)%		(370,840)

NET ASSETS — 100.0%		$722,336,690

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

65

MassMutual Select T. Rowe Price Retirement 2030 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 71.6%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	29,285,193	$342,929,604
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	24,249,475	422,668,355
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	2,544,079	32,691,410
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	10,934,830	177,144,249
MM S&P 500 Index Fund, Class I (a)	9,031,366	193,813,107
		1,169,246,725
Fixed Income Funds — 28.5%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	21,094,483	220,015,462
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	2,844,701	27,678,942
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	3,278,364	36,127,574
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	4,340,613	33,075,470
State Street Institutional U.S. Government Money Market Fund	66,692,874	66,692,874
T. Rowe Price Dynamic Global Bond Fund, Class I	3,809,598	37,562,635
T. Rowe Price Institutional Floating Rate Fund	1,820,939	17,790,576

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	2,986,036	$26,456,281
		465,399,814

TOTAL MUTUAL FUNDS (Cost $1,336,040,510)		1,634,646,539

TOTAL LONG-TERM INVESTMENTS (Cost $1,336,040,510)		1,634,646,539

TOTAL INVESTMENTS — 100.1% (Cost $1,336,040,510) (b)		1,634,646,539

Other Assets/(Liabilities) — (0.1)%		(977,018)

NET ASSETS — 100.0%		$1,633,669,521

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

66

MassMutual Select T. Rowe Price Retirement 2035 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 81.2%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	15,542,222	$181,999,418
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	14,241,584	248,230,801
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,343,876	17,268,800
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	5,899,602	95,573,546
MM S&P 500 Index Fund, Class I (a)	3,847,200	82,560,915
		625,633,480
Fixed Income Funds — 18.9%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	6,605,653	68,896,960
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	733,650	7,138,412
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	577,832	6,367,710
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	1,742,042	13,274,357
State Street Institutional U.S. Government Money Market Fund	25,441,184	25,441,184
T. Rowe Price Dynamic Global Bond Fund, Class I	1,184,379	11,677,978
T. Rowe Price Institutional Floating Rate Fund	530,026	5,178,354

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	847,208	$7,506,263
		145,481,218

TOTAL MUTUAL FUNDS (Cost $621,117,212)		771,114,698

TOTAL LONG-TERM INVESTMENTS (Cost $621,117,212)		771,114,698

TOTAL INVESTMENTS — 100.1% (Cost $621,117,212) (b)		771,114,698

Other Assets/(Liabilities) — (0.1)%		(432,456)

NET ASSETS — 100.0%		$770,682,242

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

67

MassMutual Select T. Rowe Price Retirement 2040 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 88.9%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	29,660,136	$347,320,194
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	29,603,546	515,989,799
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	2,555,119	32,833,279
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	11,456,845	185,600,886
MM S&P 500 Index Fund, Class I (a)	5,886,940	126,333,730
		1,208,077,888
Fixed Income Funds — 11.2%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	6,756,293	70,468,132
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	450,087	4,379,347
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	1,008,318	11,111,660
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	1,935,900	14,751,557
State Street Institutional U.S. Government Money Market Fund	32,458,449	32,458,449
T. Rowe Price Dynamic Global Bond Fund, Class I	1,190,031	11,733,703
T. Rowe Price Institutional Floating Rate Fund	146	1,422

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	767,372	$6,798,914
		151,703,184

TOTAL MUTUAL FUNDS (Cost $1,046,556,573)		1,359,781,072

TOTAL LONG-TERM INVESTMENTS (Cost $1,046,556,573)		1,359,781,072

TOTAL INVESTMENTS — 100.1% (Cost $1,046,556,573) (b)		1,359,781,072

Other Assets/(Liabilities) — (0.1)%		(871,168)

NET ASSETS — 100.0%		$1,358,909,904

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

68

MassMutual Select T. Rowe Price Retirement 2045 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 93.7%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	13,093,575	$153,325,766
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	13,045,159	227,377,125
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,131,749	14,542,969
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	5,247,564	85,010,543
MM S&P 500 Index Fund, Class I (a)	2,556,011	54,852,004
		535,108,407
Fixed Income Funds — 6.4%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	1,707,114	17,805,199
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	41,075	399,663
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	646,564	4,926,821
State Street Institutional U.S. Government Money Market Fund	9,967,531	9,967,531
T. Rowe Price Dynamic Global Bond Fund, Class I	307,430	3,031,257

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	33,481	$296,643
		36,427,114

TOTAL MUTUAL FUNDS (Cost $442,233,372)		571,535,521

TOTAL LONG-TERM INVESTMENTS (Cost $442,233,372)		571,535,521

TOTAL INVESTMENTS — 100.1% (Cost $442,233,372) (b)		571,535,521

Other Assets/(Liabilities) — (0.1)%		(344,957)

NET ASSETS — 100.0%		$571,190,564

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

69

MassMutual Select T. Rowe Price Retirement 2050 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 94.7%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	20,759,219	$243,090,454
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	20,710,401	360,982,294
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,787,060	22,963,725
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	8,312,377	134,660,513
MM S&P 500 Index Fund, Class I (a)	4,039,960	86,697,540
		848,394,526
Fixed Income Funds — 5.4%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	2,289,138	23,875,712
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	42,269	411,281
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	939,276	7,157,283
State Street Institutional U.S. Government Money Market Fund	12,421,178	12,421,178
T. Rowe Price Dynamic Global Bond Fund, Class I	377,582	3,722,963

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	36,606	$324,327
		47,912,744

TOTAL MUTUAL FUNDS (Cost $684,837,085)		896,307,270

TOTAL LONG-TERM INVESTMENTS (Cost $684,837,085)		896,307,270

TOTAL INVESTMENTS — 100.1% (Cost $684,837,085) (b)		896,307,270

Other Assets/(Liabilities) — (0.1)%		(597,861)

NET ASSETS — 100.0%		$895,709,409

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

70

MassMutual Select T. Rowe Price Retirement 2055 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 94.8%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	7,505,654	$87,891,211
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	7,494,125	130,622,596
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	646,879	8,312,395
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	3,024,678	48,999,792
MM S&P 500 Index Fund, Class I (a)	1,458,403	31,297,328
		307,123,322
Fixed Income Funds — 5.3%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	832,590	8,683,916
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	11,252	109,482
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	353,082	2,690,482
State Street Institutional U.S. Government Money Market Fund	4,139,626	4,139,626
T. Rowe Price Dynamic Global Bond Fund, Class I	127,388	1,256,049

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	10,731	$95,079
		16,974,634

TOTAL MUTUAL FUNDS (Cost $252,907,248)		324,097,956

TOTAL LONG-TERM INVESTMENTS (Cost $252,907,248)		324,097,956

TOTAL INVESTMENTS — 100.1% (Cost $252,907,248) (b)		324,097,956

Other Assets/(Liabilities) — (0.1)%		(203,333)

NET ASSETS — 100.0%		$323,894,623

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

71

MassMutual Select T. Rowe Price Retirement 2060 Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 94.8%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	2,658,029	$31,125,517
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	2,652,874	46,239,600
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	228,007	2,929,894
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	1,058,682	17,150,646
MM S&P 500 Index Fund, Class I (a)	516,192	11,077,476
		108,523,133
Fixed Income Funds — 5.3%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	270,647	2,822,848
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	7,027	68,372
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	117,863	898,120
State Street Institutional U.S. Government Money Market Fund	1,678,233	1,678,233
T. Rowe Price Dynamic Global Bond Fund, Class I	47,684	470,164

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	6,371	$56,451
		5,994,188

TOTAL MUTUAL FUNDS (Cost $94,401,917)		114,517,321

TOTAL LONG-TERM INVESTMENTS (Cost $94,401,917)		114,517,321

TOTAL INVESTMENTS — 100.1% (Cost $94,401,917) (b)		114,517,321

Other Assets/(Liabilities) — (0.1)%		(65,060)

NET ASSETS — 100.0%		$114,452,261

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

72

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2021

	MassMutual 20/80 Allocation Fund	MassMutual 40/60 Allocation Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$22,955,336	$29,108,116
Investments, at value - affiliated issuers (Note 2 & 7) (b)	182,456,905	190,518,325
Total investments	205,412,241	219,626,441
Receivables from:
Investments sold
Regular delivery	7,724	—
Fund shares sold	57,819	107,345
Investment adviser (Note 3)	11,016	7,255
Dividends	35,119	34,123
Prepaid expenses	35,225	35,228
Total assets	205,559,144	219,810,392
Liabilities:
Payables for:
Investments purchased
Regular delivery	35,119	99,578
Fund shares repurchased	28,205	40,648
Trustees’ fees and expenses (Note 3)	24,450	41,311
Affiliates (Note 3):
Administration fees	50,173	52,864
Service fees	19,957	65,597
Distribution fees	3,852	4,905
Accrued expense and other liabilities	53,485	56,045
Total liabilities	215,241	360,948
Net assets	$205,343,903	$219,449,444
Net assets consist of:
Paid-in capital	$191,909,026	$197,003,465
Accumulated Gain (Loss)	13,434,877	22,445,979
Net assets	$205,343,903	$219,449,444

(a)	Cost of investments - unaffiliated issuers:	$21,026,068	$25,951,700
(b)	Cost of investments - affiliated issuers:	$172,687,185	$174,876,891

The accompanying notes are an integral part of the financial statements.

74

MassMutual 60/40 Allocation Fund	MassMutual 80/20 Allocation Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund

$28,120,838	$23,704,945	$26,216,813	$60,141,162	$42,213,784
189,510,570	128,561,261	90,698,417	207,623,111	162,260,890
217,631,408	152,266,206	116,915,230	267,764,273	204,474,674

51,319	117,251	936,712	2,318,169	1,801,829
102,615	109,574	394,169	70,649	196,870
8,047	7,408	11,356	9,083	17,321
29,866	17,483	34,785	79,554	57,645
35,225	35,225	31,687	32,435	33,133
217,858,480	152,553,147	118,323,939	270,274,163	206,581,472

29,867	17,484	1,306,874	2,196,496	1,984,178
152,705	225,974	58,088	270,332	54,784
33,557	11,849	39,915	68,787	17,354

55,788	38,899	38,552	54,728	44,515
53,709	42,760	32,885	67,916	67,705
9,661	12,542	15,495	31,497	40,013
53,993	46,021	83,795	74,373	65,308
389,280	395,529	1,575,604	2,764,129	2,273,857
$217,469,200	$152,157,618	$116,748,335	$267,510,034	$204,307,615

$185,538,434	$130,031,724	$99,106,795	$237,563,128	$175,431,082
31,930,766	22,125,894	17,641,540	29,946,906	28,876,533
$217,469,200	$152,157,618	$116,748,335	$267,510,034	$204,307,615

$24,344,008	$19,623,432	$24,492,920	$55,341,856	$37,268,790
$167,828,304	$111,197,142	$84,166,447	$191,885,876	$147,839,685

The accompanying notes are an integral part of the financial statements.

75

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual 20/80 Allocation Fund	MassMutual 40/60 Allocation Fund
Class I shares:
Net assets	$18,989,930	$47,448,968
Shares outstanding (a)	1,790,712	4,490,810
Net asset value, offering price and redemption price per share	$10.60	$10.57
Class R5 shares:
Net assets	$6,108,441	$8,579,904
Shares outstanding (a)	576,902	811,373
Net asset value, offering price and redemption price per share	$10.59	$10.57
Service Class shares:
Net assets	$123,549,299	$16,971,334
Shares outstanding (a)	11,676,930	1,597,451
Net asset value, offering price and redemption price per share	$10.58	$10.62
Administrative Class shares:
Net assets	$26,943,535	$44,398,951
Shares outstanding (a)	2,541,499	4,183,606
Net asset value, offering price and redemption price per share	$10.60	$10.61
Class A shares:
Net assets	$19,773,147	$61,814,293
Shares outstanding (a)	1,855,844	5,809,382
Net asset value, and redemption price per share	$10.65	$10.64
Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.27	$11.26
Class R4 shares:
Net assets	$4,254,190	$32,785,965
Shares outstanding (a)	395,496	3,119,275
Net asset value, offering price and redemption price per share	$10.76	$10.51
Class R3 shares:
Net assets	$5,725,361	$7,450,029
Shares outstanding (a)	547,837	709,847
Net asset value, offering price and redemption price per share	$10.45	$10.50

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

76

MassMutual 60/40 Allocation Fund	MassMutual 80/20 Allocation Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund

$28,917,292	$38,990,844	$17,521,531	$51,145,349	$56,362,421
2,638,668	3,213,982	1,370,843	3,824,538	4,184,445
$10.96	$12.13	$12.78	$13.37	$13.47

$20,601,727	$7,435,466	$6,568,483	$39,112,219	$1,375,729
1,879,137	612,368	512,746	2,932,017	101,119
$10.96	$12.14	$12.81	$13.34	$13.61

$24,617,019	$15,972,798	$10,332,448	$29,243,621	$8,866,803
2,236,827	1,313,683	805,730	2,177,256	657,280
$11.01	$12.16	$12.82	$13.43	$13.49

$61,142,732	$23,648,310	$32,436,161	$42,875,530	$34,777,744
5,557,732	1,946,264	2,530,613	3,205,632	2,591,090
$11.00	$12.15	$12.82	$13.38	$13.42

$57,203,399	$32,829,163	$14,697,086	$31,861,306	$13,796,180
5,179,982	2,706,835	1,162,111	2,406,168	1,041,557
$11.04	$12.13	$12.65	$13.24	$13.25
$11.68	$12.84	$13.39	$14.01	$14.02

$10,735,194	$14,160,760	$11,951,554	$23,718,299	$29,432,375
984,054	1,183,600	948,295	1,816,323	2,229,123
$10.91	$11.96	$12.60	$13.06	$13.20

$14,251,837	$19,120,277	$23,241,072	$49,553,710	$59,696,363
1,314,410	1,609,842	1,861,642	3,868,332	4,536,097
$10.84	$11.88	$12.48	$12.81	$13.16

The accompanying notes are an integral part of the financial statements.

77

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual RetireSMART by JPMorgan 2030 Fund	MassMutual RetireSMART by JPMorgan 2035 Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$93,061,587	$39,026,377
Investments, at value - affiliated issuers (Note 2 & 7) (b)	333,082,107	151,271,990
Total investments	426,143,694	190,298,367
Receivables from:
Investments sold
Regular delivery	3,656,274	1,676,374
Fund shares sold	158,535	76,061
Investment adviser (Note 3)	5,307	11,133
Dividends	100,527	33,099
Prepaid expenses	31,036	32,801
Total assets	430,095,373	192,127,835
Liabilities:
Payables for:
Investments purchased
Regular delivery	3,801,380	1,558,907
Fund shares repurchased	111,523	212,944
Trustees’ fees and expenses (Note 3)	65,913	15,683
Affiliates (Note 3):
Administration fees	78,763	42,121
Service fees	103,248	60,210
Distribution fees	56,350	35,312
Accrued expense and other liabilities	83,973	59,371
Total liabilities	4,301,150	1,984,548
Net assets	$425,794,223	$190,143,287
Net assets consist of:
Paid-in capital	$365,257,454	$157,338,390
Accumulated Gain (Loss)	60,536,769	32,804,897
Net assets	$425,794,223	$190,143,287

(a)	Cost of investments - unaffiliated issuers:	$80,962,681	$32,877,500
(b)	Cost of investments - affiliated issuers:	$294,283,546	$132,320,944

The accompanying notes are an integral part of the financial statements.

78

MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$65,701,123	$29,635,329	$44,538,244	$14,957,649	$5,214,454
242,046,392	104,645,921	157,307,320	52,837,917	18,371,752
307,747,515	134,281,250	201,845,564	67,795,566	23,586,206

2,145,999	763,189	1,135,968	379,530	217,597
204,504	59,243	158,078	59,036	27,556
9,182	17,151	16,581	17,780	23,944
48,867	18,833	28,261	45	15
31,835	32,781	29,951	40,423	12,698
310,187,902	135,172,447	203,214,403	68,292,380	23,868,016

2,312,642	789,667	1,253,984	419,768	148,004
84,982	50,816	67,199	18,456	97,036
40,500	9,416	17,065	2,798	828

60,817	36,198	45,677	25,849	17,031
65,445	47,447	41,878	25,173	1,998
34,741	26,482	21,871	15,874	965
68,558	53,064	57,789	46,478	43,334
2,667,685	1,013,090	1,505,463	554,396	309,196
$307,520,217	$134,159,357	$201,708,940	$67,737,984	$23,558,820

$251,178,007	$105,874,678	$164,095,568	$55,968,932	$19,886,363
56,342,210	28,284,679	37,613,372	11,769,052	3,672,457
$307,520,217	$134,159,357	$201,708,940	$67,737,984	$23,558,820

$55,477,869	$24,572,048	$37,068,045	$12,545,953	$4,432,719
$208,129,088	$88,905,765	$133,973,413	$45,234,450	$15,850,734

The accompanying notes are an integral part of the financial statements.

79

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual RetireSMART by JPMorgan 2030 Fund	MassMutual RetireSMART by JPMorgan 2035 Fund
Class I shares:
Net assets	$65,036,214	$53,885,252
Shares outstanding (a)	4,712,500	3,772,808
Net asset value, offering price and redemption price per share	$13.80	$14.28
Class R5 shares:
Net assets	$79,904,951	$3,536,920
Shares outstanding (a)	5,820,319	247,355
Net asset value, offering price and redemption price per share	$13.73	$14.30
Service Class shares:
Net assets	$45,509,996	$8,127,440
Shares outstanding (a)	3,293,498	561,553
Net asset value, offering price and redemption price per share	$13.82	$14.47
Administrative Class shares:
Net assets	$76,954,642	$32,890,717
Shares outstanding (a)	5,587,516	2,285,358
Net asset value, offering price and redemption price per share	$13.77	$14.39
Class A shares:
Net assets	$37,483,398	$13,938,572
Shares outstanding (a)	2,748,790	980,776
Net asset value, and redemption price per share	$13.64	$14.21
Offering price per share (100/[100-maximum sales charge] of net asset value)	$14.43	$15.04
Class R4 shares:
Net assets	$33,601,438	$24,087,495
Shares outstanding (a)	2,483,519	1,701,078
Net asset value, offering price and redemption price per share	$13.53	$14.16
Class R3 shares:
Net assets	$87,303,584	$53,676,891
Shares outstanding (a)	6,571,921	3,806,602
Net asset value, offering price and redemption price per share	$13.28	$14.10

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

80

MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$51,707,804	$30,290,414	$26,674,472	$13,995,590	$14,807,869
3,622,082	2,052,574	2,550,557	1,134,969	1,230,628
$14.28	$14.76	$10.46	$12.33	$12.03

$62,894,334	$1,327,036	$50,534,157	$1,523,308	$1,351,921
4,409,364	89,912	4,841,344	123,522	112,683
$14.26	$14.76	$10.44	$12.33	$12.00

$27,788,097	$4,641,946	$12,565,469	$3,260,471	$2,047,480
1,939,502	314,388	1,196,882	263,435	171,039
$14.33	$14.77	$10.50	$12.38	$11.97

$65,351,346	$26,779,951	$46,557,628	$10,953,522	$2,209,587
4,588,503	1,824,904	4,456,888	892,063	184,970
$14.24	$14.67	$10.45	$12.28	$11.95

$25,722,856	$11,722,948	$14,760,909	$6,297,932	$612,612
1,823,993	808,487	1,426,134	514,780	51,540
$14.10	$14.50	$10.35	$12.23	$11.89
$14.92	$15.34	$10.95	$12.94	$12.58

$21,448,571	$19,388,135	$16,267,752	$7,822,079	$1,019,258
1,534,899	1,344,632	1,580,195	641,274	85,398
$13.97	$14.42	$10.29	$12.20	$11.94

$52,607,209	$40,008,927	$34,348,553	$23,885,082	$1,510,093
3,841,075	2,785,542	3,368,997	1,970,790	127,231
$13.70	$14.36	$10.20	$12.12	$11.87

The accompanying notes are an integral part of the financial statements.

81

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$27,518,049	$4,096,647
Investments, at value - affiliated issuers (Note 2 & 7) (b)	170,343,108	25,810,185
Total investments	197,861,157	29,906,832
Receivables from:
Investments sold
Regular delivery	503,437	1,685
Fund shares sold	14,718	3,573
Investment adviser (Note 3)	21,621	3,760
Dividends	59,037	9,706
Total assets	198,459,970	29,925,556
Liabilities:
Payables for:
Investments purchased
Regular delivery	59,037	9,706
Due to custodian	—	—
Fund shares repurchased	516,921	5,201
Affiliates (Note 3):
Investment advisory fees	81,116	6,478
Service fees	15,422	3,257
Distribution fees	3,969	1,020
Total liabilities	676,465	25,662
Net assets	$197,783,505	$29,899,894
Net assets consist of:
Paid-in capital	$171,196,485	$24,633,516
Accumulated Gain (Loss)	26,587,020	5,266,378
Net assets	$197,783,505	$29,899,894

(a)	Cost of investments - unaffiliated issuers:	$27,219,202	$4,046,394
(b)	Cost of investments - affiliated issuers:	$154,679,435	$23,817,898

The accompanying notes are an integral part of the financial statements.

82

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund

$19,385,928	$21,315,841	$97,489,947	$80,606,510	$148,502,366
129,497,236	140,314,932	684,821,989	642,101,020	1,486,144,173
148,883,164	161,630,773	782,311,936	722,707,530	1,634,646,539

—	9,627	267,731	807,446	—
223,030	22,867	260,239	187,985	644,255
18,283	19,166	101,141	98,246	219,995
44,099	44,006	199,745	151,163	239,140
149,168,576	161,726,439	783,140,792	723,952,370	1,635,749,929

86,519	44,006	199,745	151,163	675,567
122,463	—	—	—	—
57,144	31,455	522,794	990,764	197,216

56,285	63,447	365,245	342,221	869,934
26,456	12,367	130,877	97,890	265,221
8,969	4,506	36,990	33,642	72,470
357,836	155,781	1,255,651	1,615,680	2,080,408
$148,810,740	$161,570,658	$781,885,141	$722,336,690	$1,633,669,521

$125,872,635	$135,792,794	$631,951,155	$576,738,646	$1,252,926,198
22,938,105	25,777,864	149,933,986	145,598,044	380,743,323
$148,810,740	$161,570,658	$781,885,141	$722,336,690	$1,633,669,521

$19,059,337	$20,967,394	$96,220,430	$79,679,430	$147,144,199
$115,512,195	$122,307,921	$583,813,182	$539,715,547	$1,188,896,311

The accompanying notes are an integral part of the financial statements.

83

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Class I shares:
Net assets	$25,173,369	$17,417,549
Shares outstanding (a)	1,420,543	993,999
Net asset value, offering price and redemption price per share	$17.72	$17.52
Class M5 shares:
Net assets	$152,252,939	$7,782,848
Shares outstanding (a)	8,586,744	445,136
Net asset value, offering price and redemption price per share	$17.73	$17.48
Class M4 shares:
Net assets	$14,092,165	$3,096,482
Shares outstanding (a)	797,990	177,356
Net asset value, offering price and redemption price per share	$17.66	$17.46
Class M3 shares:
Net assets	$6,265,032	$1,603,015
Shares outstanding (a)	355,006	92,168
Net asset value, offering price and redemption price per share	$17.65	$17.39

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

84

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund

$75,733,797	$78,554,704	$303,954,100	$377,165,217	$582,489,096
4,295,822	4,371,874	16,600,478	19,809,210	29,608,154
$17.63	$17.97	$18.31	$19.04	$19.67

$32,649,191	$64,169,298	$282,667,150	$195,342,445	$646,934,341
1,853,659	3,577,083	15,457,533	10,276,555	32,930,747
$17.61	$17.94	$18.29	$19.01	$19.65

$26,544,803	$11,856,432	$139,862,181	$98,754,601	$291,355,405
1,511,944	661,510	7,669,015	5,207,508	14,877,273
$17.56	$17.92	$18.24	$18.96	$19.58

$13,882,949	$6,990,224	$55,401,710	$51,074,427	$112,890,679
790,410	391,117	3,036,904	2,701,640	5,763,526
$17.56	$17.87	$18.24	$18.90	$19.59

The accompanying notes are an integral part of the financial statements.

85

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$49,803,779	$50,992,488
Investments, at value - affiliated issuers (Note 2 & 7) (b)	721,310,919	1,308,788,584
Total investments	771,114,698	1,359,781,072
Receivables from:
Investments sold
Regular delivery	71,179	—
Fund shares sold	375,332	799,105
Investment adviser (Note 3)	110,387	193,634
Dividends	69,640	51,141
Total assets	771,741,236	1,360,824,952
Liabilities:
Payables for:
Investments purchased
Regular delivery	69,640	638,435
Fund shares repurchased	441,612	203,048
Affiliates (Note 3):
Investment advisory fees	412,648	793,841
Service fees	106,201	220,860
Distribution fees	28,893	58,864
Total liabilities	1,058,994	1,915,048
Net assets	$770,682,242	$1,358,909,904
Net assets consist of:
Paid-in capital	$589,897,234	$996,536,645
Accumulated Gain (Loss)	180,785,008	362,373,259
Net assets	$770,682,242	$1,358,909,904

(a)	Cost of investments - unaffiliated issuers:	$49,275,234	$50,429,904
(b)	Cost of investments - affiliated issuers:	$571,841,978	$996,126,669

The accompanying notes are an integral part of the financial statements.

86

MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund

$13,295,431	$16,468,468	$5,490,754	$2,204,848
558,240,090	879,838,802	318,607,202	112,312,473
571,535,521	896,307,270	324,097,956	114,517,321

—	—	—	—
372,768	611,558	188,900	568,264
80,733	119,908	41,032	14,802
6,490	8,329	3,194	1,052
571,995,512	897,047,065	324,331,082	115,101,439

298,868	413,475	6,946	512,867
76,789	200,693	183,118	55,785

326,948	540,735	188,122	60,385
79,436	143,771	44,595	16,176
22,907	38,982	13,678	3,965
804,948	1,337,656	436,459	649,178
$571,190,564	$895,709,409	$323,894,623	$114,452,261

$421,941,260	$659,169,763	$242,930,082	$90,430,787
149,249,304	236,539,646	80,964,541	24,021,474
$571,190,564	$895,709,409	$323,894,623	$114,452,261

$13,184,108	$16,296,741	$5,438,144	$2,192,479
$429,049,264	$668,540,344	$247,469,104	$92,209,438

The accompanying notes are an integral part of the financial statements.

87

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund
Class I shares:
Net assets	$372,473,643	$416,706,834
Shares outstanding (a)	18,386,290	20,063,175
Net asset value, offering price and redemption price per share	$20.26	$20.77
Class M5 shares:
Net assets	$233,159,097	$602,094,562
Shares outstanding (a)	11,530,806	29,036,065
Net asset value, offering price and redemption price per share	$20.22	$20.74
Class M4 shares:
Net assets	$120,030,719	$249,136,634
Shares outstanding (a)	5,952,742	12,061,505
Net asset value, offering price and redemption price per share	$20.16	$20.66
Class M3 shares:
Net assets	$45,018,783	$90,971,874
Shares outstanding (a)	2,236,077	4,401,578
Net asset value, offering price and redemption price per share	$20.13	$20.67

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

88

MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund

$247,137,761	$258,313,333	$112,730,159	$55,382,334
11,730,198	12,255,906	5,361,456	2,637,411
$21.07	$21.08	$21.03	$21.00

$198,342,600	$415,859,257	$140,684,794	$33,062,204
9,434,173	19,767,401	6,705,275	1,578,455
$21.02	$21.04	$20.98	$20.95

$90,569,888	$160,626,069	$49,055,557	$19,688,080
4,320,952	7,664,806	2,344,407	943,440
$20.96	$20.96	$20.92	$20.87

$35,140,315	$60,910,750	$21,424,113	$6,319,643
1,677,377	2,906,838	1,026,499	303,873
$20.95	$20.95	$20.87	$20.80

The accompanying notes are an integral part of the financial statements.

89

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MassMutual 20/80 Allocation Fund	MassMutual 40/60 Allocation Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$581,321	$690,007
Dividends - affiliated issuers (Note 7)	4,868,905	4,545,743
Total investment income	5,450,226	5,235,750
Expenses (Note 3):
Custody fees	10,755	10,001
Audit fees	45,036	45,045
Legal fees	4,116	4,285
Proxy fees	1,158	1,158
Accounting & Administration fees	42,082	42,076
Shareholder reporting fees	35,809	38,611
Trustees’ fees	7,504	8,195
Registration and filing fees	100,727	100,701
Transfer agent fees	2,989	2,989
	250,176	253,061
Administration fees:
Class R5	6,531	9,770
Service Class	223,201	33,354
Administrative Class	84,486	128,289
Class A	53,215	172,779
Class R4	11,888	63,099
Class R3	13,245	16,839
Distribution and Service fees:
Class A	51,001	165,699
Class R4	14,861	78,873
Class R3	33,110	42,098
Shareholder service fees:
Service Class	14,526	2,275
Administrative Class	12,999	19,572
Class A	7,985	26,060
Total expenses	777,224	1,011,768
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(16,234)	(26,328)
Class R5 fees reimbursed by adviser	(5,621)	(5,586)
Service Class fees reimbursed by adviser	(102,240)	(10,187)
Administrative Class fees reimbursed by adviser	(28,007)	(28,210)
Class A fees reimbursed by adviser	(17,561)	(37,888)
Class R4 fees reimbursed by adviser	(5,131)	(17,972)
Class R3 fees reimbursed by adviser	(5,714)	(4,816)
Net expenses:	596,716	880,781
Net investment income (loss)	4,853,510	4,354,969
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	1,810,941	1,879,263
Investment transactions - affiliated issuers (Note 7)	4,886,027	8,113,600
Realized gain distributions - unaffiliated issuers	26,118	17,027
Realized gain distributions - affiliated issuers (Note 7)	5,508,050	7,876,258
Net realized gain (loss)	12,231,136	17,886,148
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	636,726	2,941,562
Investment transactions - affiliated issuers (Note 7)	(1,204,946)	4,002,585
Net change in unrealized appreciation (depreciation)	(568,220)	6,944,147
Net realized gain (loss) and change in unrealized appreciation (depreciation)	11,662,916	24,830,295
Net increase (decrease) in net assets resulting from operations	$16,516,426	$29,185,264

The accompanying notes are an integral part of the financial statements.

90

MassMutual 60/40 Allocation Fund	MassMutual 80/20 Allocation Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund

$640,656	$528,862	$716,438	$1,403,675	$1,271,114
3,503,443	1,803,418	3,994,240	7,112,545	5,082,208
4,144,099	2,332,280	4,710,678	8,516,220	6,353,322

9,556	10,763	11,743	14,067	13,783
45,036	44,997	42,690	44,436	45,064
3,936	2,857	2,034	7,660	5,837
1,158	1,158	1,158	1,158	1,158
42,073	42,079	28,239	41,806	41,807
36,618	27,324	44,931	53,572	43,478
8,017	5,463	6,364	11,578	9,346
100,731	100,486	92,393	102,773	101,416
2,989	2,991	2,989	2,989	2,989
250,114	238,118	232,541	280,039	264,878

18,879	7,414	6,197	42,035	1,028
48,616	25,847	21,926	58,955	18,441
173,141	65,202	86,480	116,234	101,096
153,170	83,132	148,014	189,942	148,841
21,843	27,762	26,224	54,777	62,826
30,874	39,786	53,520	108,675	131,499

146,389	78,940	147,224	187,184	147,270
27,304	34,703	32,780	68,472	78,533
77,184	99,465	133,802	271,688	328,747

3,194	1,448	2,179	4,421	1,214
23,712	9,055	11,931	17,727	15,608
22,497	11,596	28,654	34,679	27,883
996,917	722,468	931,472	1,434,828	1,327,864

(15,880)	(28,997)	(15,404)	(23,853)	(51,653)
(11,086)	(5,552)	(5,204)	(19,088)	(973)
(15,325)	(10,231)	(9,217)	(14,304)	(9,222)
(38,760)	(18,706)	(24,749)	(20,953)	(36,071)
(34,684)	(23,911)	(44,249)	(33,741)	(50,541)
(6,458)	(10,484)	(10,636)	(12,702)	(29,140)
(9,164)	(15,035)	(21,821)	(25,247)	(61,205)
865,560	609,552	800,192	1,284,940	1,089,059
3,278,539	1,722,728	3,910,486	7,231,280	5,264,263

3,269,364	1,486,543	2,844,132	4,673,350	4,969,873
9,417,817	5,707,001	10,964,498	17,852,273	17,497,439
11,109	3,608	59,499	117,815	128,411
9,561,947	6,620,059	5,492,631	10,261,495	9,421,640
22,260,237	13,817,211	19,360,760	32,904,933	32,017,363

3,372,465	4,278,036	1,101,449	2,813,290	3,634,355
11,145,562	11,045,639	(2,087,310)	(283,187)	2,453,631
14,518,027	15,323,675	(985,861)	2,530,103	6,087,986
36,778,264	29,140,886	18,374,899	35,435,036	38,105,349
$40,056,803	$30,863,614	$22,285,385	$42,666,316	$43,369,612

The accompanying notes are an integral part of the financial statements.

91

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MassMutual RetireSMART by JPMorgan 2030 Fund	MassMutual RetireSMART by JPMorgan 2035 Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$2,382,958	$1,019,798
Dividends - affiliated issuers (Note 7)	7,686,104	2,715,436
Total investment income	10,069,062	3,735,234
Expenses (Note 3):
Custody fees	13,076	13,476
Audit fees	45,167	45,033
Legal fees	11,138	4,394
Proxy fees	1,158	1,158
Accounting & Administration fees	41,471	41,669
Shareholder reporting fees	66,355	36,808
Trustees’ fees	16,803	7,696
Registration and filing fees	102,337	100,591
Transfer agent fees	2,989	2,989
	300,494	253,814
Administration fees:
Class R5	77,443	3,130
Service Class	88,850	17,222
Administrative Class	203,281	85,240
Class A	208,861	99,020
Class R4	72,024	51,324
Class R3	180,587	112,011
Distribution and Service fees:
Class A	204,959	96,791
Class R4	90,030	64,156
Class R3	451,467	280,028
Shareholder service fees:
Service Class	6,535	1,108
Administrative Class	28,093	11,216
Class A	37,090	17,129
Total expenses	1,949,714	1,092,189
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(14,744)	(34,975)
Class R5 fees reimbursed by adviser	(18,573)	(2,164)
Service Class fees reimbursed by adviser	(11,312)	(5,976)
Administrative Class fees reimbursed by adviser	(18,441)	(22,042)
Class A fees reimbursed by adviser	(18,593)	(25,171)
Class R4 fees reimbursed by adviser	(8,557)	(17,406)
Class R3 fees reimbursed by adviser	(21,487)	(38,195)
Net expenses:	1,838,007	946,260
Net investment income (loss)	8,231,055	2,788,974
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	5,415,297	3,340,613
Investment transactions - affiliated issuers (Note 7)	26,452,331	13,308,783
Realized gain distributions - unaffiliated issuers	270,613	124,497
Realized gain distributions - affiliated issuers (Note 7)	18,139,145	10,117,311
Net realized gain (loss)	50,277,386	26,891,204
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	12,095,627	5,844,496
Investment transactions - affiliated issuers (Note 7)	17,598,387	10,747,605
Net change in unrealized appreciation (depreciation)	29,694,014	16,592,101
Net realized gain (loss) and change in unrealized appreciation (depreciation)	79,971,400	43,483,305
Net increase (decrease) in net assets resulting from operations	$88,202,455	$46,272,279

The accompanying notes are an integral part of the financial statements.

92

MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$1,569,079	$728,407	$998,165	$338,476	$105,283
3,394,515	1,360,806	1,814,765	614,422	182,898
4,963,594	2,089,213	2,812,930	952,898	288,181

13,378	14,300	14,023	14,618	15,298
45,081	44,998	45,022	44,959	44,937
6,370	3,157	4,062	1,476	482
1,159	1,158	1,158	1,158	1,159
41,452	41,669	41,539	41,675	41,674
48,079	28,858	34,532	20,597	16,566
11,542	5,416	7,344	2,555	797
102,612	100,646	101,157	99,580	108,438
2,989	2,989	2,989	2,990	2,989
272,662	243,191	251,826	229,608	232,340

58,752	1,168	48,000	1,208	1,126
52,724	8,808	22,499	5,692	3,124
164,607	67,925	115,635	26,562	4,481
124,799	70,928	69,247	27,975	3,495
48,828	42,023	34,014	16,333	1,876
112,261	87,018	69,015	50,396	3,441

120,893	68,980	66,905	26,846	3,363
61,034	52,529	42,517	20,416	2,345
280,654	217,546	172,537	125,990	8,603

3,405	564	1,423	338	173
21,114	7,970	13,945	3,014	477
20,273	11,848	11,039	4,241	539
1,342,006	880,498	918,602	538,619	265,383

(20,867)	(39,469)	(24,460)	(40,012)	(142,177)
(25,919)	(1,670)	(49,397)	(3,943)	(12,048)
(12,374)	(6,661)	(12,308)	(9,848)	(17,512)
(27,305)	(36,022)	(44,488)	(32,052)	(17,194)
(20,898)	(37,818)	(27,190)	(34,901)	(13,794)
(10,685)	(29,734)	(17,478)	(26,614)	(10,011)
(24,657)	(61,630)	(35,473)	(82,236)	(18,413)
1,199,301	667,494	707,808	309,013	34,234
3,764,293	1,421,719	2,105,122	643,885	253,947

4,095,733	2,563,641	2,535,135	885,863	162,866
17,844,403	10,641,565	10,884,237	4,119,252	1,037,240
207,471	104,505	139,415	47,243	14,045
15,714,622	7,659,614	10,223,363	3,461,434	1,032,163
37,862,229	20,969,325	23,782,150	8,513,792	2,246,314

10,508,913	4,852,734	7,115,057	2,408,954	787,540
22,238,375	10,714,994	16,763,400	5,482,688	1,777,164
32,747,288	15,567,728	23,878,457	7,891,642	2,564,704
70,609,517	36,537,053	47,660,607	16,405,434	4,811,018
$74,373,810	$37,958,772	$49,765,729	$17,049,319	$5,064,965

The accompanying notes are an integral part of the financial statements.

93

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$642,240	$135,415
Dividends - affiliated issuers (Note 7)	2,703,167	518,494
Total investment income	3,345,407	653,909
Expenses (Note 3):
Investment advisory fees:
Class I	85,637	84,944
Class M5	792,643	49,416
Class M4	106,890	19,425
Class M3	33,130	8,609
Distribution and Service fees:
Class M4	48,942	8,503
Class M3	30,338	7,538
Total expenses	1,097,580	178,435
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(27,605)	(28,821)
Class M5 fees reimbursed by adviser	(185,163)	(12,386)
Class M4 fees reimbursed by adviser	(24,884)	(4,867)
Class M3 fees reimbursed by adviser	(7,726)	(2,159)
Class M5 administrative fees waived	—	—
Class M4 administrative fees waived	—	—
Net expenses:	852,202	130,202
Net investment income (loss)	2,493,205	523,707
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	258,947	129,157
Investment transactions - affiliated issuers (Note 7)	7,953,966	2,634,734
Realized gain distributions - affiliated issuers (Note 7)	5,403,742	1,046,862
Net realized gain (loss)	13,616,655	3,810,753
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	141,097	(14,558)
Investment transactions - affiliated issuers (Note 7)	8,028,262	33,616
Net change in unrealized appreciation (depreciation)	8,169,359	19,058
Net realized gain (loss) and change in unrealized appreciation (depreciation)	21,786,014	3,829,811
Net increase (decrease) in net assets resulting from operations	$24,279,219	$4,353,518

The accompanying notes are an integral part of the financial statements.

94

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund

$569,362	$546,582	$2,437,144	$1,723,582	$2,772,192
2,274,363	2,154,604	10,719,667	8,659,649	18,455,132
2,843,725	2,701,186	13,156,811	10,383,231	21,227,324

334,830	348,553	1,437,086	1,810,572	2,961,301
187,508	365,096	1,785,849	1,228,367	4,257,453
162,863	75,534	952,489	652,552	2,075,622
83,125	42,785	393,703	370,766	841,990

71,306	31,789	382,606	248,205	750,265
72,789	36,015	316,266	281,980	608,596
912,421	899,772	5,267,999	4,592,442	11,495,227

(111,772)	(94,786)	(379,199)	(423,188)	(635,593)
(46,175)	(74,270)	(352,590)	(217,596)	(692,459)
(40,031)	(15,319)	(187,531)	(115,348)	(335,888)
(20,447)	(8,685)	(77,317)	(65,125)	(135,542)
—	—	—	—	—
—	—	—	—	—
693,996	706,712	4,271,362	3,771,185	9,695,745
2,149,729	1,994,474	8,885,449	6,612,046	11,531,579

184,238	187,060	755,100	588,785	948,215
7,011,040	6,746,753	46,383,865	36,300,704	67,470,965
4,949,617	4,318,370	21,211,292	19,198,587	44,008,968
12,144,895	11,252,183	68,350,257	56,088,076	112,428,148

260,306	224,425	978,625	509,595	824,448
6,404,431	9,634,748	50,924,487	58,514,971	180,918,892
6,664,737	9,859,173	51,903,112	59,024,566	181,743,340
18,809,632	21,111,356	120,253,369	115,112,642	294,171,488
$20,959,361	$23,105,830	$129,138,818	$121,724,688	$305,703,067

The accompanying notes are an integral part of the financial statements.

95

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$821,420	$789,329
Dividends - affiliated issuers (Note 7)	7,662,808	13,552,728
Total investment income	8,484,228	14,342,057
Expenses (Note 3):
Investment advisory fees:
Class I	1,925,797	2,305,509
Class M5	1,543,020	4,082,831
Class M4	738,690	1,855,492
Class M3	409,169	732,051
Distribution and Service fees:
Class M4	256,249	623,788
Class M3	283,652	492,168
Total expenses	5,156,577	10,091,839
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(425,803)	(496,028)
Class M5 fees reimbursed by adviser	(226,680)	(548,194)
Class M4 fees reimbursed by adviser	(109,625)	(246,504)
Class M3 fees reimbursed by adviser	(58,277)	(96,147)
Net expenses:	4,336,192	8,704,966
Net investment income (loss)	4,148,036	5,637,091
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	366,410	608,558
Investment transactions - affiliated issuers (Note 7)	24,943,433	41,383,554
Realized gain distributions - affiliated issuers (Note 7)	17,324,202	27,104,885
Net realized gain (loss)	42,634,045	69,096,997
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	179,099	(6,524)
Investment transactions - affiliated issuers (Note 7)	99,799,418	213,928,269
Net change in unrealized appreciation (depreciation)	99,978,517	213,921,745
Net realized gain (loss) and change in unrealized appreciation (depreciation)	142,612,562	283,018,742
Net increase (decrease) in net assets resulting from operations	$146,760,598	$288,655,833

The accompanying notes are an integral part of the financial statements.

96

MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund

$129,762	$191,950	$65,951	$20,687
5,205,288	8,197,216	2,837,428	833,215
5,335,050	8,389,166	2,903,379	853,902

1,329,778	1,393,437	599,217	265,187
1,355,766	2,857,976	945,334	195,778
601,729	1,201,004	321,871	124,032
316,859	473,750	181,672	53,982

198,130	393,514	105,324	40,586
208,624	310,452	118,896	35,327
4,010,886	6,630,133	2,272,314	714,892

(299,112)	(296,432)	(126,388)	(56,424)
(161,582)	(344,956)	(112,899)	(23,809)
(71,950)	(143,658)	(38,544)	(14,975)
(36,416)	(56,209)	(21,153)	(6,287)
3,441,826	5,788,878	1,973,330	613,397
1,893,224	2,600,288	930,049	240,505

155,349	252,077	95,008	34,479
18,091,467	21,773,457	8,876,546	3,631,579
9,826,692	15,497,917	5,333,302	1,570,486
28,073,508	37,523,451	14,304,856	5,236,544

(35,525)	(44,586)	(26,497)	(14,508)
89,354,177	149,278,452	50,240,497	14,227,472
89,318,652	149,233,866	50,214,000	14,212,964
117,392,160	186,757,317	64,518,856	19,449,508
$119,285,384	$189,357,605	$65,448,905	$19,690,013

The accompanying notes are an integral part of the financial statements.

97

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual 20/80 Allocation Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,853,510	$5,276,029
Net realized gain (loss)	12,231,136	2,756,417
Net change in unrealized appreciation (depreciation)	(568,220)	4,256,936
Net increase (decrease) in net assets resulting from operations	16,516,426	12,289,382
Distributions to shareholders (Note 2):
Class I	(1,021,241)	(665,330)
Class R5	(374,459)	(334,028)
Service Class	(6,084,666)	(457,166)
Administrative Class	(1,730,543)	(1,375,252)
Class A	(1,019,820)	(1,090,948)
Class R4	(166,392)	(5,853,418)
Class R3	(350,793)	(287,914)
Total distributions	(10,747,914)	(10,064,056)
Net fund share transactions (Note 5):
Class I	640,552	5,217,271
Class R5	10,857	(1,018,986)
Service Class	5,939,309	96,410,225
Administrative Class	(8,031,556)	1,136,442
Class A	(2,836,256)	(4,015,869)
Class R4	(2,723,094)	(109,333,406)
Class R3	(1,397,985)	(245,200)
Increase (decrease) in net assets from fund share transactions	(8,398,173)	(11,849,523)
Total increase (decrease) in net assets	(2,629,661)	(9,624,197)
Net assets
Beginning of year	207,973,564	217,597,761
End of year	$205,343,903	$207,973,564

The accompanying notes are an integral part of the financial statements.

98

MassMutual 40/60 Allocation Fund		MassMutual 60/40 Allocation Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$4,354,969	$4,274,081	$3,278,539	$3,303,832
17,886,148	2,172,532	22,260,237	(1,173,428)
6,944,147	12,147,665	14,518,027	14,471,203
29,185,264	18,594,278	40,056,803	16,601,607

(2,350,248)	(3,067,300)	(1,097,223)	(2,104,500)
(542,748)	(1,195,477)	(691,355)	(1,817,642)
(932,924)	(950,280)	(1,000,979)	(865,363)
(2,544,613)	(5,744,770)	(2,459,971)	(8,086,145)
(3,312,929)	(7,168,948)	(2,120,316)	(7,599,728)
(1,469,659)	(4,091,189)	(353,565)	(3,401,000)
(432,892)	(872,839)	(540,657)	(1,677,229)
(11,586,013)	(23,090,803)	(8,264,066)	(25,551,607)

7,292,276	7,804,596	3,482,192	6,384,087
(1,499,097)	(161,145)	2,615,974	3,930,445
(2,067,919)	5,672,514	(4,198,629)	14,067,050
(12,663,811)	(16,901,882)	(8,045,715)	(19,460,610)
(12,990,498)	(10,597,656)	(10,730,727)	(3,104,290)
798,555	(8,666,670)	(1,056,129)	(13,480,452)
(1,984,417)	(64,451)	(3,691,482)	98,787
(23,114,911)	(22,914,694)	(21,624,516)	(11,564,983)
(5,515,660)	(27,411,219)	10,168,221	(20,514,983)

224,965,104	252,376,323	207,300,979	227,815,962
$219,449,444	$224,965,104	$217,469,200	$207,300,979

The accompanying notes are an integral part of the financial statements.

99

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual 80/20 Allocation Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,722,728	$1,684,751
Net realized gain (loss)	13,817,211	(1,510,289)
Net change in unrealized appreciation (depreciation)	15,323,675	10,479,971
Net increase (decrease) in net assets resulting from operations	30,863,614	10,654,433
Distributions to shareholders (Note 2):
Class I	(1,893,092)	(3,311,847)
Class R5	(336,870)	(686,078)
Service Class	(567,307)	(306,858)
Administrative Class	(1,097,631)	(2,905,452)
Class A	(1,301,110)	(3,568,823)
Class R4	(587,085)	(2,305,120)
Class R3	(913,691)	(2,092,220)
Total distributions	(6,696,786)	(15,176,398)
Net fund share transactions (Note 5):
Class I	1,992,320	8,404,143
Class R5	249,411	1,454,685
Service Class	2,812,159	6,726,607
Administrative Class	(3,618,048)	(7,313,597)
Class A	(3,601,539)	1,519,459
Class R4	(1,578,998)	(2,393,487)
Class R3	(2,021,783)	9,828,838
Increase (decrease) in net assets from fund share transactions	(5,766,478)	18,226,648
Total increase (decrease) in net assets	18,400,350	13,704,683
Net assets
Beginning of year	133,757,268	120,052,585
End of year	$152,157,618	$133,757,268

The accompanying notes are an integral part of the financial statements.

100

MassMutual RetireSMART by JPMorgan In Retirement Fund		MassMutual RetireSMART by JPMorgan 2020 Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$3,910,486	$4,561,425	$7,231,280	$8,854,301
19,360,760	888,547	32,904,933	258,026
(985,861)	3,134,036	2,530,103	6,834,463
22,285,385	8,584,008	42,666,316	15,946,790

(1,281,353)	(518,218)	(2,564,369)	(2,347,748)
(337,121)	(279,379)	(2,435,234)	(3,609,194)
(998,395)	(453,384)	(1,803,008)	(1,869,159)
(1,758,950)	(1,086,634)	(2,359,066)	(3,930,329)
(4,185,695)	(1,787,822)	(4,612,594)	(4,530,167)
(776,122)	(654,174)	(1,462,041)	(2,936,348)
(1,581,636)	(851,238)	(2,920,677)	(3,429,244)
(10,919,272)	(5,630,849)	(18,156,989)	(22,652,189)

(3,324,278)	3,222,301	3,910,094	8,067,393
435,730	(2,798,811)	(7,984,930)	(13,556,134)
(7,121,702)	1,090,814	(8,369,506)	3,677,369
(595,186)	(9,064,299)	(7,158,402)	(27,007,468)
(64,029,196)	9,714,744	(62,556,049)	15,341,022
(3,246,708)	(9,857,229)	(7,645,267)	(20,112,675)
(7,370,747)	(9,213,101)	(11,559,220)	(8,967,757)
(85,252,087)	(16,905,581)	(101,363,280)	(42,558,250)
(73,885,974)	(13,952,422)	(76,853,953)	(49,263,649)

190,634,309	204,586,731	344,363,987	393,627,636
$116,748,335	$190,634,309	$267,510,034	$344,363,987

The accompanying notes are an integral part of the financial statements.

101

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2025 Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,264,263	$6,086,660
Net realized gain (loss)	32,017,363	(199,574)
Net change in unrealized appreciation (depreciation)	6,087,986	7,693,236
Net increase (decrease) in net assets resulting from operations	43,369,612	13,580,322
Distributions to shareholders (Note 2):
Class I	(3,213,506)	(3,525,433)
Class R5	(33,951)	(33,248)
Service Class	(561,635)	(720,145)
Administrative Class	(2,465,327)	(3,214,269)
Class A	(4,502,094)	(4,524,795)
Class R4	(1,910,226)	(4,605,538)
Class R3	(3,819,675)	(5,720,526)
Total distributions	(16,506,414)	(22,343,954)
Net fund share transactions (Note 5):
Class I	1,684,826	8,934,793
Class R5	819,887	(58,391)
Service Class	(2,100,359)	906,103
Administrative Class	(8,795,084)	(2,635,063)
Class A	(62,530,974)	17,071,280
Class R4	(3,749,374)	(25,882,256)
Class R3	(12,799,337)	(10,195,578)
Increase (decrease) in net assets from fund share transactions	(87,470,415)	(11,859,112)
Total increase (decrease) in net assets	(60,607,217)	(20,622,744)
Net assets
Beginning of year	264,914,832	285,537,576
End of year	$204,307,615	$264,914,832

The accompanying notes are an integral part of the financial statements.

102

MassMutual RetireSMART by JPMorgan 2030 Fund		MassMutual RetireSMART by JPMorgan 2035 Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$8,231,055	$9,884,142	$2,788,974	$3,751,800
50,277,386	(9,427,101)	26,891,204	(3,696,078)
29,694,014	20,399,093	16,592,101	10,815,963
88,202,455	20,856,134	46,272,279	10,871,685

(2,771,252)	(4,184,783)	(2,098,478)	(4,031,218)
(3,683,540)	(8,663,794)	(115,358)	(200,233)
(2,484,660)	(4,185,363)	(375,163)	(876,054)
(3,495,256)	(8,581,994)	(1,243,039)	(3,149,269)
(4,508,898)	(7,025,120)	(1,894,666)	(3,818,540)
(1,617,889)	(5,301,308)	(1,043,751)	(5,295,963)
(4,084,867)	(8,817,879)	(2,182,956)	(6,232,186)
(22,646,362)	(46,760,241)	(8,953,411)	(23,603,463)

6,664,481	8,934,448	3,346,152	10,414,382
(2,990,481)	(6,090,593)	787,383	562,726
(11,081,271)	7,316,633	(1,656,107)	557,419
(3,876,626)	(31,975,779)	(1,214,423)	(1,846,880)
(68,752,181)	21,400,149	(36,356,681)	9,636,980
(6,053,147)	(19,986,599)	(4,455,903)	(20,981,152)
(13,903,673)	(9,730,904)	(10,743,198)	(3,506,402)
(99,992,898)	(30,132,645)	(50,292,777)	(5,162,927)
(34,436,805)	(56,036,752)	(12,973,909)	(17,894,705)

460,231,028	516,267,780	203,117,196	221,011,901
$425,794,223	$460,231,028	$190,143,287	$203,117,196

The accompanying notes are an integral part of the financial statements.

103

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2040 Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,764,293	$5,382,616
Net realized gain (loss)	37,862,229	(12,123,684)
Net change in unrealized appreciation (depreciation)	32,747,288	17,862,366
Net increase (decrease) in net assets resulting from operations	74,373,810	11,121,298
Distributions to shareholders (Note 2):
Class I	(883,182)	(3,486,911)
Class R5	(1,113,580)	(7,170,479)
Service Class	(525,453)	(2,410,262)
Administrative Class	(1,007,829)	(7,435,074)
Class A	(900,085)	(4,677,279)
Class R4	(398,076)	(4,678,634)
Class R3	(875,634)	(5,904,393)
Total distributions	(5,703,839)	(35,763,032)
Net fund share transactions (Note 5):
Class I	3,870,335	10,932,358
Class R5	86,549	(3,163,957)
Service Class	(3,077,408)	4,121,955
Administrative Class	295,247	(18,471,734)
Class A	(36,179,265)	10,303,574
Class R4	(8,693,510)	(15,663,646)
Class R3	(13,335,325)	(2,197,553)
Increase (decrease) in net assets from fund share transactions	(57,033,377)	(14,139,003)
Total increase (decrease) in net assets	11,636,594	(38,780,737)
Net assets
Beginning of year	295,883,623	334,664,360
End of year	$307,520,217	$295,883,623

The accompanying notes are an integral part of the financial statements.

104

MassMutual RetireSMART by JPMorgan 2045 Fund		MassMutual RetireSMART by JPMorgan 2050 Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$1,421,719	$2,019,757	$2,105,122	$3,078,422
20,969,325	(3,742,863)	23,782,150	(8,674,765)
15,567,728	8,825,049	23,878,457	12,395,069
37,958,772	7,101,943	49,765,729	6,798,726

(1,026,207)	(2,290,625)	(439,469)	(1,787,053)
(43,936)	(91,363)	(1,003,491)	(5,204,699)
(167,829)	(455,111)	(233,370)	(933,843)
(832,689)	(2,243,119)	(693,031)	(5,193,345)
(1,232,845)	(2,397,261)	(519,288)	(2,344,984)
(795,600)	(3,505,240)	(279,871)	(2,525,281)
(1,619,261)	(5,160,018)	(546,001)	(3,256,926)
(5,718,367)	(16,142,737)	(3,714,521)	(21,246,131)

3,379,864	3,220,326	3,190,555	3,951,882
168,831	228,513	(2,908,732)	3,739,490
(723,264)	719,909	(137,559)	2,152,774
2,121,410	(686,142)	3,017,064	(15,192,046)
(23,562,563)	9,424,215	(19,246,407)	6,851,120
(3,160,347)	(9,177,068)	(2,853,407)	(6,244,152)
(11,948,690)	(995,947)	(6,081,271)	82,958
(33,724,759)	2,733,806	(25,019,757)	(4,657,974)
(1,484,354)	(6,306,988)	21,031,451	(19,105,379)

135,643,711	141,950,699	180,677,489	199,782,868
$134,159,357	$135,643,711	$201,708,940	$180,677,489

The accompanying notes are an integral part of the financial statements.

105

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2055 Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$643,885	$891,820
Net realized gain (loss)	8,513,792	(403,383)
Net change in unrealized appreciation (depreciation)	7,891,642	2,738,614
Net increase (decrease) in net assets resulting from operations	17,049,319	3,227,051
Distributions to shareholders (Note 2):
Class I	(578,530)	(904,107)
Class R5	(41,165)	(61,240)
Service Class	(143,426)	(261,894)
Administrative Class	(443,948)	(786,245)
Class A	(613,895)	(851,085)
Class R4	(417,683)	(1,390,113)
Class R3	(1,317,852)	(2,315,797)
Class M5	—	—
Class M4	—	—
Class M3	—	—
Total distributions	(3,556,499)	(6,570,481)
Net fund share transactions (Note 5):
Class I	2,423,753	1,885,454
Class R5	682,992	133,694
Service Class	209,875	329,758
Administrative Class	1,697,156	(528,451)
Class A	(6,251,387)	2,935,337
Class R4	(608,359)	(4,381,002)
Class R3	(5,132,943)	3,218,859
Class M5	—	—
Class M4	—	—
Class M3	—	—
Increase (decrease) in net assets from fund share transactions	(6,978,913)	3,593,649
Total increase (decrease) in net assets	6,513,907	250,219
Net assets
Beginning of year	61,224,077	60,973,858
End of year	$67,737,984	$61,224,077

The accompanying notes are an integral part of the financial statements.

106

MassMutual RetireSMART by JPMorgan 2060 Fund		MassMutual Select T. Rowe Price Retirement Balanced Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$253,947	$282,192	$2,493,205	$3,445,997
2,246,314	(146,214)	13,616,655	2,498,836
2,564,704	873,046	8,169,359	5,974,295
5,064,965	1,009,024	24,279,219	11,919,128

(679,980)	(1,264,216)	(825,060)	(426,283)
(55,034)	(163,846)	—	—
(79,066)	(66,555)	—	—
(70,351)	(85,772)	—	—
(85,769)	(55,176)	—	—
(49,037)	(49,173)	—	—
(109,042)	(92,975)	—	—
—	—	(5,404,774)	(3,719,842)
—	—	(780,868)	(543,452)
—	—	(202,562)	(179,071)
(1,128,279)	(1,777,713)	(7,213,264)	(4,868,648)

1,688,197	460,001	4,724,907	3,474,224
397,580	(146,078)	—	—
312,652	886,453	—	—
643,251	663,315	—	—
(885,058)	747,737	—	—
84,937	409,734	—	—
(741,244)	606,974	—	—
—	—	13,444,076	1,971,858
—	—	(7,425,851)	846,223
—	—	(354,901)	(1,625,554)
1,500,315	3,628,136	10,388,231	4,666,751
5,437,001	2,859,447	27,454,186	11,717,231

18,121,819	15,262,372	170,329,319	158,612,088
$23,558,820	$18,121,819	$197,783,505	$170,329,319

The accompanying notes are an integral part of the financial statements.

107

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2005 Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$523,707	$687,214
Net realized gain (loss)	3,810,753	836,213
Net change in unrealized appreciation (depreciation)	19,058	893,734
Net increase (decrease) in net assets resulting from operations	4,353,518	2,417,161
Distributions to shareholders (Note 2):
Class I	(1,057,591)	(609,704)
Class M5	(390,897)	(388,470)
Class M4	(141,796)	(146,977)
Class M3	(55,596)	(61,261)
Total distributions	(1,645,880)	(1,206,412)
Net fund share transactions (Note 5):
Class I	(3,940,725)	5,511,651
Class M5	(1,350,703)	(219,855)
Class M4	(643,232)	226,625
Class M3	268,454	(355,335)
Increase (decrease) in net assets from fund share transactions	(5,666,206)	5,163,086
Total increase (decrease) in net assets	(2,958,568)	6,373,835
Net assets
Beginning of year	32,858,462	26,484,627
End of year	$29,899,894	$32,858,462

The accompanying notes are an integral part of the financial statements.

108

MassMutual Select T. Rowe Price Retirement 2010 Fund		MassMutual Select T. Rowe Price Retirement 2015 Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$2,149,729	$3,146,700	$1,994,474	$3,058,873
12,144,895	1,887,860	11,252,183	2,422,004
6,664,737	4,680,247	9,859,173	4,486,247
20,959,361	9,714,807	23,105,830	9,967,124

(3,326,410)	(3,445,570)	(3,224,766)	(2,885,875)
(1,167,166)	(1,668,689)	(2,462,179)	(2,519,440)
(1,260,759)	(1,239,970)	(510,957)	(569,800)
(526,947)	(585,880)	(285,443)	(347,634)
(6,281,282)	(6,940,109)	(6,483,345)	(6,322,749)

(3,974,695)	4,764,950	5,060,245	7,426,486
687,672	(2,178,351)	3,921,071	91,642
(6,556,405)	6,622,384	(2,387,102)	(1,264,238)
(2,013,476)	263,170	(985,897)	(1,590,026)
(11,856,904)	9,472,153	5,608,317	4,663,864
2,821,175	12,246,851	22,230,802	8,308,239

145,989,565	133,742,714	139,339,856	131,031,617
$148,810,740	$145,989,565	$161,570,658	$139,339,856

The accompanying notes are an integral part of the financial statements.

109

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2020 Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,885,449	$14,448,283
Net realized gain (loss)	68,350,257	9,671,165
Net change in unrealized appreciation (depreciation)	51,903,112	31,726,769
Net increase (decrease) in net assets resulting from operations	129,138,818	55,846,217
Distributions to shareholders (Note 2):
Class I	(12,360,165)	(10,363,843)
Class M5	(10,865,930)	(11,773,999)
Class M4	(6,678,707)	(6,438,259)
Class M3	(2,294,268)	(2,884,412)
Total distributions	(32,199,070)	(31,460,513)
Net fund share transactions (Note 5):
Class I	2,723,752	37,296,084
Class M5	(8,789,345)	(2,901,399)
Class M4	(37,955,502)	7,475,946
Class M3	(18,352,574)	(11,672,837)
Increase (decrease) in net assets from fund share transactions	(62,373,669)	30,197,794
Total increase (decrease) in net assets	34,566,079	54,583,498
Net assets
Beginning of year	747,319,062	692,735,564
End of year	$781,885,141	$747,319,062

The accompanying notes are an integral part of the financial statements.

110

MassMutual Select T. Rowe Price Retirement 2025 Fund		MassMutual Select T. Rowe Price Retirement 2030 Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$6,612,046	$10,227,139	$11,531,579	$20,151,796
56,088,076	7,576,054	112,428,148	10,860,195
59,024,566	28,441,642	181,743,340	81,978,413
121,724,688	46,244,835	305,703,067	112,990,404

(12,461,008)	(8,251,898)	(15,761,035)	(12,184,030)
(6,426,451)	(6,246,014)	(16,203,011)	(15,961,122)
(3,433,898)	(2,919,051)	(9,523,116)	(8,242,876)
(1,990,274)	(2,073,164)	(3,085,222)	(3,768,988)
(24,311,631)	(19,490,127)	(44,572,384)	(40,157,016)

43,287,653	69,635,135	62,113,425	78,496,248
11,256,355	(3,069,398)	57,784,752	27,708,646
(5,003,142)	3,913,755	(58,359,309)	37,476,948
(12,633,520)	(11,842,908)	(33,002,711)	(14,306,054)
36,907,346	58,636,584	28,536,157	129,375,788
134,320,403	85,391,292	289,666,840	202,209,176

588,016,287	502,624,995	1,344,002,681	1,141,793,505
$722,336,690	$588,016,287	$1,633,669,521	$1,344,002,681

The accompanying notes are an integral part of the financial statements.

111

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2035 Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,148,036	$7,717,874
Net realized gain (loss)	42,634,045	5,063,336
Net change in unrealized appreciation (depreciation)	99,978,517	34,676,135
Net increase (decrease) in net assets resulting from operations	146,760,598	47,457,345
Distributions to shareholders (Note 2):
Class I	(8,473,120)	(5,823,869)
Class M5	(5,490,596)	(5,107,092)
Class M4	(2,391,669)	(1,892,688)
Class M3	(1,372,936)	(1,461,360)
Total distributions	(17,728,321)	(14,285,009)
Net fund share transactions (Note 5):
Class I	61,811,417	62,490,258
Class M5	17,600,348	10,492,516
Class M4	27,195,717	5,552,384
Class M3	(26,034,441)	(2,250,445)
Increase (decrease) in net assets from fund share transactions	80,573,041	76,284,713
Total increase (decrease) in net assets	209,605,318	109,457,049
Net assets
Beginning of year	561,076,924	451,619,875
End of year	$770,682,242	$561,076,924

The accompanying notes are an integral part of the financial statements.

112

MassMutual Select T. Rowe Price Retirement 2040 Fund		MassMutual Select T. Rowe Price Retirement 2045 Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$5,637,091	$12,613,559	$1,893,224	$4,636,375
69,096,997	10,035,695	28,073,508	3,889,573
213,921,745	70,464,345	89,318,652	27,998,428
288,655,833	93,113,599	119,285,384	36,524,376

(9,279,529)	(6,514,109)	(4,711,717)	(3,036,511)
(11,348,863)	(9,674,007)	(3,915,508)	(3,248,992)
(6,713,026)	(4,927,004)	(1,690,198)	(1,257,426)
(1,914,156)	(2,051,897)	(814,412)	(924,255)
(29,255,574)	(23,167,017)	(11,131,835)	(8,467,184)

38,354,894	57,812,409	48,406,423	32,117,695
89,308,820	39,294,656	19,957,383	12,101,747
(53,092,819)	45,523,784	14,363,561	2,574,232
(29,142,186)	(4,111,688)	(22,159,855)	(1,676,585)
45,428,709	138,519,161	60,567,512	45,117,089
304,828,968	208,465,743	168,721,061	73,174,281

1,054,080,936	845,615,193	402,469,503	329,295,222
$1,358,909,904	$1,054,080,936	$571,190,564	$402,469,503

The accompanying notes are an integral part of the financial statements.

113

MassMutual Target Allocation Funds, MassMutual RetireSMARTSM by JPMorgan Funds, and MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2050 Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,600,288	$7,019,570
Net realized gain (loss)	37,523,451	7,263,778
Net change in unrealized appreciation (depreciation)	149,233,866	44,306,965
Net increase (decrease) in net assets resulting from operations	189,357,605	58,590,313
Distributions to shareholders (Note 2):
Class I	(5,153,642)	(3,187,897)
Class M5	(7,799,608)	(5,841,778)
Class M4	(4,085,747)	(2,486,626)
Class M3	(1,220,747)	(1,051,810)
Total distributions	(18,259,744)	(12,568,111)
Net fund share transactions (Note 5):
Class I	50,555,390	27,930,668
Class M5	59,353,995	36,815,399
Class M4	(21,630,882)	31,840,095
Class M3	(11,460,628)	(88,666)
Increase (decrease) in net assets from fund share transactions	76,817,875	96,497,496
Total increase (decrease) in net assets	247,915,736	142,519,698
Net assets
Beginning of year	647,793,673	505,273,975
End of year	$895,709,409	$647,793,673

The accompanying notes are an integral part of the financial statements.

114

MassMutual Select T. Rowe Price Retirement 2055 Fund		MassMutual Select T. Rowe Price Retirement 2060 Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$930,049	$2,318,590	$240,505	$463,636
14,304,856	2,507,481	5,236,544	814,386
50,214,000	14,818,976	14,212,964	4,643,724
65,448,905	19,645,047	19,690,013	5,921,746

(2,253,961)	(1,226,648)	(924,535)	(372,583)
(2,902,228)	(2,060,990)	(471,099)	(226,185)
(931,634)	(606,864)	(386,399)	(225,270)
(521,858)	(421,625)	(168,503)	(79,445)
(6,609,681)	(4,316,127)	(1,950,536)	(903,483)

25,438,797	16,286,748	19,809,591	11,203,601
20,833,986	13,407,392	13,312,034	5,968,348
8,304,445	4,472,997	1,889,455	4,848,242
(6,861,974)	1,158,309	(1,095,127)	1,899,738
47,715,254	35,325,446	33,915,953	23,919,929
106,554,478	50,654,366	51,655,430	28,938,192

217,340,145	166,685,779	62,796,831	33,858,639
$323,894,623	$217,340,145	$114,452,261	$62,796,831

The accompanying notes are an integral part of the financial statements.

115

MassMutual 20/80 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 10.34	$ 0.28	$ 0.56	$ 0.84	$ (0.38)	$ (0.20)	$ —	$ (0.58)	$ 10.60	8.35%	$ 18,990	0.12%	0.03%	2.67%
9/30/20	10.15	0.25	0.45	0.70	(0.31)	(0.20)	—	(0.51)	10.34	7.09%	17,848	0.11%	0.02%	2.49%
9/30/19	10.02	0.27	0.37	0.64	(0.32)	(0.19)	—	(0.51)	10.15	6.95%	12,197	0.12%	0.02%	2.78%
9/30/18	10.04	0.23	0.04	0.27	(0.29)	—	—	(0.29)	10.02	2.71%	8,431	0.12%	0.02%	2.27%
9/30/17	9.72	0.09	0.46	0.55	(0.22)	—	(0.01)	(0.23)	10.04	5.86%	6,399	0.12%	0.03%	0.88%
Class R5
9/30/21	$ 10.32	$ 0.27	$ 0.57	$ 0.84	$ (0.37)	$ (0.20)	$ —	$ (0.57)	$ 10.59	8.37%	$ 6,108	0.22%	0.13%	2.62%
9/30/20	10.14	0.28	0.40	0.68	(0.30)	(0.20)	—	(0.50)	10.32	6.89%	5,946	0.21%	0.12%	2.85%
9/30/19	10.01	0.29	0.34	0.63	(0.31)	(0.19)	—	(0.50)	10.14	6.83%	6,919	0.22%	0.12%	2.96%
9/30/18	10.02	0.34	(0.07)	0.27	(0.28)	—	—	(0.28)	10.01	2.72%	7,023	0.22%	0.13%	3.45%
9/30/17	9.70	0.17	0.37	0.54	(0.21)	—	(0.01)	(0.22)	10.02	5.77%	11,556	0.22%	0.13%	1.76%
Service Class
9/30/21	$ 10.32	$ 0.24	$ 0.59	$ 0.83	$ (0.37)	$ (0.20)	$ —	$ (0.57)	$ 10.58	8.21%	$ 123,549	0.32%	0.23%	2.27%
9/30/20	10.13	0.05	0.63	0.68	(0.29)	(0.20)	—	(0.49)	10.32	6.90%	114,464	0.31%	0.22%	0.51%
9/30/19	10.01	0.27	0.34	0.61	(0.30)	(0.19)	—	(0.49)	10.13	6.62%	9,225	0.32%	0.22%	2.74%
9/30/18	10.02	0.23	0.03	0.26	(0.27)	—	—	(0.27)	10.01	2.61%	7,882	0.32%	0.22%	2.27%
9/30/17	9.69	0.17	0.37	0.54	(0.20)	—	(0.01)	(0.21)	10.02	5.72%	7,138	0.32%	0.23%	1.80%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	26%	33%	39%	62%	39%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

116

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 10.33	$ 0.25	$ 0.57	$ 0.82	$ (0.35)	$ (0.20)	$ —	$ (0.55)	$ 10.60	8.11%	$ 26,944	0.42%	0.33%	2.40%
9/30/20	10.14	0.22	0.44	0.66	(0.27)	(0.20)	—	(0.47)	10.33	6.72%	34,036	0.41%	0.32%	2.17%
9/30/19	10.01	0.28	0.33	0.61	(0.29)	(0.19)	—	(0.48)	10.14	6.57%	32,206	0.42%	0.32%	2.87%
9/30/18	10.02	0.27	(0.02)	0.25	(0.26)	—	—	(0.26)	10.01	2.50%	39,271	0.42%	0.33%	2.72%
9/30/17	9.70	0.16	0.36	0.52	(0.19)	—	(0.01)	(0.20)	10.02	5.53%	52,556	0.42%	0.33%	1.64%
Class A
9/30/21	$ 10.38	$ 0.22	$ 0.57	$ 0.79	$ (0.32)	$ (0.20)	$ —	$ (0.52)	$ 10.65	7.76%	$ 19,773	0.67%	0.58%	2.08%
9/30/20	10.19	0.23	0.41	0.64	(0.25)	(0.20)	—	(0.45)	10.38	6.45%	22,073	0.66%	0.57%	2.30%
9/30/19	10.05	0.25	0.34	0.59	(0.26)	(0.19)	—	(0.45)	10.19	6.34%	25,898	0.67%	0.57%	2.59%
9/30/18	10.05	0.23	0.00[d]	0.23	(0.23)	—	—	(0.23)	10.05	2.30%	27,681	0.67%	0.58%	2.25%
9/30/17	9.68	0.15	0.35	0.50	(0.12)	—	(0.01)	(0.13)	10.05	5.29%	32,580	0.67%	0.58%	1.50%
Class R4
9/30/21	$ 10.21	$ 0.26	$ 0.55	$ 0.81	$ (0.06)	$ (0.20)	$ —	$ (0.26)	$ 10.76	8.00%	$ 4,254	0.57%	0.48%	2.46%
9/30/20	10.04	0.39	0.25	0.64	(0.27)	(0.20)	—	(0.47)	10.21	6.51%	6,643	0.56%	0.47%	3.94%
9/30/19	9.92	0.24	0.35	0.59	(0.28)	(0.19)	—	(0.47)	10.04	6.42%	124,050	0.57%	0.47%	2.47%
9/30/18	9.94	0.22	0.01	0.23	(0.25)	—	—	(0.25)	9.92	2.31%	106,763	0.57%	0.48%	2.24%
9/30/17	9.64	0.13	0.38	0.51	(0.20)	—	(0.01)	(0.21)	9.94	5.41%	98,559	0.57%	0.48%	1.37%
Class R3
9/30/21	$ 10.20	$ 0.21	$ 0.56	$ 0.77	$ (0.32)	$ (0.20)	$ —	$ (0.52)	$ 10.45	7.64%	$ 5,725	0.82%	0.73%	2.06%
9/30/20	10.01	0.21	0.41	0.62	(0.23)	(0.20)	—	(0.43)	10.20	6.32%	6,964	0.81%	0.72%	2.11%
9/30/19	9.89	0.22	0.34	0.56	(0.25)	(0.19)	—	(0.44)	10.01	6.15%	7,102	0.82%	0.72%	2.30%
9/30/18	9.91	0.20	0.01	0.21	(0.23)	—	—	(0.23)	9.89	2.10%	7,635	0.82%	0.73%	2.03%
9/30/17	9.61	0.10	0.38	0.48	(0.17)	—	(0.01)	(0.18)	9.91	5.13%	7,538	0.82%	0.73%	1.00%

The accompanying notes are an integral part of the financial statements.

117

MassMutual 40/60 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 9.80	$ 0.22	$ 1.11	$ 1.33	$ (0.33)	$ (0.23)	$ (0.56)	$ 10.57	13.89%	$ 47,449	0.11%	0.05%	2.09%
9/30/20	9.93	0.18	0.71	0.89	(0.24)	(0.78)	(1.02)	9.80	9.29%	36,725	0.10%	0.04%	1.94%
9/30/19	10.58	0.21	0.13	0.34	(0.31)	(0.68)	(0.99)	9.93	4.69%	28,843	0.10%	0.04%	2.13%
9/30/18	10.31	0.16	0.47	0.63	(0.34)	(0.02)	(0.36)	10.58	6.21%	12,666	0.09%	0.05%	1.50%
9/30/17	9.53	0.04	0.96	1.00	(0.22)	—	(0.22)	10.31	10.72%	7,078	0.08%	0.07%	0.40%
Class R5
9/30/21	$ 9.81	$ 0.23	$ 1.08	$ 1.31	$ (0.32)	$ (0.23)	$ (0.55)	$ 10.57	13.66%	$ 8,580	0.21%	0.15%	2.23%
9/30/20	9.94	0.22	0.65	0.87	(0.22)	(0.78)	(1.00)	9.81	9.12%	9,331	0.20%	0.14%	2.34%
9/30/19	10.57	0.28	0.06	0.34	(0.29)	(0.68)	(0.97)	9.94	4.76%	9,972	0.20%	0.14%	2.88%
9/30/18	10.31	0.29	0.32	0.61	(0.33)	(0.02)	(0.35)	10.57	6.01%	25,611	0.19%	0.15%	2.78%
9/30/17	9.53	0.15	0.84	0.99	(0.21)	—	(0.21)	10.31	10.62%	41,947	0.18%	0.16%	1.52%
Service Class
9/30/21	$ 9.85	$ 0.21	$ 1.10	$ 1.31	$ (0.31)	$ (0.23)	$ (0.54)	$ 10.62	13.62%	$ 16,971	0.31%	0.25%	2.06%
9/30/20	9.98	0.13	0.73	0.86	(0.21)	(0.78)	(0.99)	9.85	8.98%	17,683	0.30%	0.24%	1.37%
9/30/19	10.62	0.23	0.10	0.33	(0.29)	(0.68)	(0.97)	9.98	4.53%	11,427	0.30%	0.24%	2.35%
9/30/18	10.35	0.10	0.51	0.61	(0.32)	(0.02)	(0.34)	10.62	5.97%	11,330	0.29%	0.25%	0.96%
9/30/17	9.55	0.17	0.82	0.99	(0.19)	—	(0.19)	10.35	10.53%	4,509	0.28%	0.26%	1.77%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	24%	52%	43%	52%	30%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

118

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 9.84	$ 0.21	$ 1.09	$ 1.30	$ (0.30)	$ (0.23)	$ (0.53)	$ 10.61	13.46%	$ 44,399	0.41%	0.35%	2.02%
9/30/20	9.96	0.19	0.67	0.86	(0.20)	(0.78)	(0.98)	9.84	8.94%	53,133	0.40%	0.34%	1.98%
9/30/19	10.59	0.23	0.09	0.32	(0.27)	(0.68)	(0.95)	9.96	4.50%	70,893	0.40%	0.34%	2.40%
9/30/18	10.32	0.23	0.37	0.60	(0.31)	(0.02)	(0.33)	10.59	5.86%	87,160	0.39%	0.35%	2.18%
9/30/17	9.54	0.12	0.85	0.97	(0.19)	—	(0.19)	10.32	10.36%	98,641	0.38%	0.36%	1.26%
Class A
9/30/21	$ 9.86	$ 0.18	$ 1.10	$ 1.28	$ (0.27)	$ (0.23)	$ (0.50)	$ 10.64	13.26%	$ 61,814	0.66%	0.60%	1.73%
9/30/20	9.99	0.16	0.67	0.83	(0.18)	(0.78)	(0.96)	9.86	8.56%	69,682	0.65%	0.59%	1.67%
9/30/19	10.61	0.21	0.09	0.30	(0.24)	(0.68)	(0.92)	9.99	4.24%	81,959	0.65%	0.59%	2.13%
9/30/18	10.34	0.20	0.37	0.57	(0.28)	(0.02)	(0.30)	10.61	5.56%	91,459	0.64%	0.60%	1.90%
9/30/17	9.54	0.11	0.85	0.96	(0.16)	—	(0.16)	10.34	10.22%	115,392	0.63%	0.61%	1.18%
Class R4
9/30/21	$ 9.75	$ 0.17	$ 1.10	$ 1.27	$ (0.28)	$ (0.23)	$ (0.51)	$ 10.51	13.27%	$ 32,786	0.56%	0.50%	1.65%
9/30/20	9.88	0.18	0.67	0.85	(0.20)	(0.78)	(0.98)	9.75	8.87%	29,626	0.55%	0.49%	1.96%
9/30/19	10.53	0.19	0.10	0.29	(0.26)	(0.68)	(0.94)	9.88	4.19%	40,232	0.55%	0.49%	2.02%
9/30/18	10.26	0.18	0.41	0.59	(0.30)	(0.02)	(0.32)	10.53	5.80%	34,455	0.54%	0.50%	1.69%
9/30/17	9.50	0.10	0.85	0.95	(0.19)	—	(0.19)	10.26	10.25%	28,109	0.53%	0.51%	1.06%
Class R3
9/30/21	$ 9.74	$ 0.17	$ 1.08	$ 1.25	$ (0.26)	$ (0.23)	$ (0.49)	$ 10.50	13.07%	$ 7,450	0.81%	0.75%	1.69%
9/30/20	9.86	0.14	0.68	0.82	(0.16)	(0.78)	(0.94)	9.74	8.56%	8,785	0.80%	0.74%	1.46%
9/30/19	10.50	0.18	0.09	0.27	(0.23)	(0.68)	(0.91)	9.86	3.95%	9,050	0.80%	0.74%	1.90%
9/30/18	10.24	0.18	0.37	0.55	(0.27)	(0.02)	(0.29)	10.50	5.46%	11,230	0.79%	0.75%	1.73%
9/30/17	9.47	0.07	0.86	0.93	(0.16)	—	(0.16)	10.24	10.04%	12,819	0.78%	0.76%	0.72%

The accompanying notes are an integral part of the financial statements.

119

MassMutual 60/40 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 9.50	$ 0.19	$ 1.70	$ 1.89	$ (0.28)	$ (0.15)	$ (0.43)	$ 10.96	20.32%	$ 28,917	0.11%	0.05%	1.81%
9/30/20	9.90	0.16	0.71	0.87	(0.21)	(1.06)	(1.27)	9.50	9.14%	21,696	0.11%	0.04%	1.73%
9/30/19	11.21	0.21	(0.12)aa	0.09	(0.32)	(1.08)	(1.40)	9.90	3.17%	15,679	0.11%	0.04%	2.19%
9/30/18	10.77	0.20	0.75	0.95	(0.40)	(0.11)	(0.51)	11.21	9.07%	8,011	0.10%	0.06%	1.84%
9/30/17	9.55	0.02	1.41	1.43	(0.21)	—	(0.21)	10.77	15.26%	10,236	0.10%	0.09%	0.24%
Class R5
9/30/21	$ 9.50	$ 0.16	$ 1.72	$ 1.88	$ (0.27)	$ (0.15)	$ (0.42)	$ 10.96	20.21%	$ 20,602	0.21%	0.15%	1.56%
9/30/20	9.91	0.18	0.67	0.85	(0.20)	(1.06)	(1.26)	9.50	8.93%	15,435	0.21%	0.14%	1.92%
9/30/19	11.21	0.22	(0.14)aa	0.08	(0.30)	(1.08)	(1.38)	9.91	3.12%	12,028	0.21%	0.14%	2.21%
9/30/18	10.77	0.29	0.65	0.94	(0.39)	(0.11)	(0.50)	11.21	8.96%	13,583	0.20%	0.16%	2.60%
9/30/17	9.55	0.12	1.30	1.42	(0.20)	—	(0.20)	10.77	15.16%	21,697	0.20%	0.17%	1.24%
Service Class
9/30/21	$ 9.54	$ 0.17	$ 1.71	$ 1.88	$ (0.26)	$ (0.15)	$ (0.41)	$ 11.01	20.15%	$ 24,617	0.31%	0.25%	1.60%
9/30/20	9.93	0.07	0.79	0.86	(0.19)	(1.06)	(1.25)	9.54	8.94%	25,087	0.31%	0.24%	0.76%
9/30/19	11.24	0.20	(0.14)aa	0.06	(0.29)	(1.08)	(1.37)	9.93	2.90%	9,014	0.31%	0.24%	2.03%
9/30/18	10.80	0.11	0.82	0.93	(0.38)	(0.11)	(0.49)	11.24	8.81%	8,522	0.30%	0.25%	1.01%
9/30/17	9.55	0.13	1.29	1.42	(0.17)	—	(0.17)	10.80	15.13%	4,209	0.30%	0.27%	1.29%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	28%	58%	44%	55%	33%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

120

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 9.53	$ 0.16	$ 1.71	$ 1.87	$ (0.25)	$ (0.15)	$ (0.40)	$ 11.00	20.00%	$ 61,143	0.41%	0.35%	1.53%
9/30/20	9.92	0.16	0.68	0.84	(0.17)	(1.06)	(1.23)	9.53	8.78%	59,725	0.41%	0.34%	1.71%
9/30/19	11.22	0.21	(0.15)aa	0.06	(0.28)	(1.08)	(1.36)	9.92	2.88%	81,829	0.41%	0.34%	2.11%
9/30/18	10.79	0.19	0.72	0.91	(0.37)	(0.11)	(0.48)	11.22	8.62%	93,858	0.40%	0.36%	1.75%
9/30/17	9.55	0.10	1.32	1.42	(0.18)	—	(0.18)	10.79	15.08%	96,560	0.40%	0.37%	1.00%
Class A
9/30/21	$ 9.57	$ 0.14	$ 1.70	$ 1.84	$ (0.22)	$ (0.15)	$ (0.37)	$ 11.04	19.60%	$ 57,203	0.66%	0.60%	1.31%
9/30/20	9.96	0.13	0.69	0.82	(0.15)	(1.06)	(1.21)	9.57	8.51%	59,454	0.66%	0.59%	1.43%
9/30/19	11.24	0.19	(0.14)aa	0.05	(0.25)	(1.08)	(1.33)	9.96	2.67%	65,910	0.66%	0.59%	1.90%
9/30/18	10.80	0.17	0.72	0.89	(0.34)	(0.11)	(0.45)	11.24	8.42%	77,780	0.65%	0.61%	1.54%
9/30/17	9.56	0.09	1.30	1.39	(0.15)	—	(0.15)	10.80	14.73%	92,645	0.65%	0.62%	0.86%
Class R4
9/30/21	$ 9.43	$ 0.13	$ 1.71	$ 1.84	$ (0.21)	$ (0.15)	$ (0.36)	$ 10.91	19.83%	$ 10,735	0.56%	0.50%	1.26%
9/30/20	9.84	0.20	0.62	0.82	(0.17)	(1.06)	(1.23)	9.43	8.59%	10,218	0.56%	0.49%	2.13%
9/30/19	11.14	0.18	(0.13)aa	0.05	(0.27)	(1.08)	(1.35)	9.84	2.75%	27,212	0.56%	0.49%	1.87%
9/30/18	10.72	0.16	0.73	0.89	(0.36)	(0.11)	(0.47)	11.14	8.47%	24,118	0.55%	0.51%	1.46%
9/30/17	9.51	0.08	1.31	1.39	(0.18)	—	(0.18)	10.72	14.90%	22,154	0.55%	0.52%	0.79%
Class R3
9/30/21	$ 9.40	$ 0.12	$ 1.68	$ 1.80	$ (0.21)	$ (0.15)	$ (0.36)	$ 10.84	19.50%	$ 14,252	0.81%	0.75%	1.13%
9/30/20	9.80	0.11	0.68	0.79	(0.13)	(1.06)	(1.19)	9.40	8.33%	15,686	0.81%	0.74%	1.16%
9/30/19	11.10	0.16	(0.13)aa	0.03	(0.25)	(1.08)	(1.33)	9.80	2.45%	16,144	0.81%	0.74%	1.66%
9/30/18	10.69	0.13	0.73	0.86	(0.34)	(0.11)	(0.45)	11.10	8.21%	16,492	0.80%	0.76%	1.16%
9/30/17	9.49	0.05	1.31	1.36	(0.16)	—	(0.16)	10.69	14.54%	13,615	0.80%	0.77%	0.51%

The accompanying notes are an integral part of the financial statements.

121

MassMutual 80/20 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 10.28	$ 0.18	$ 2.24	$ 2.42	$ (0.23)	$ (0.34)	$ (0.57)	$ 12.13	24.09%	$ 38,991	0.16%	0.08%	1.51%
9/30/20	10.59	0.16	0.86	1.02	(0.19)	(1.14)	(1.33)	10.28	9.81%	30,942	0.18%	0.07%	1.58%
9/30/19	12.25	0.21	(0.27)	(0.06)	(0.34)	(1.26)	(1.60)	10.59	2.28%	23,314	0.20%	0.07%	2.06%
9/30/18	11.62	0.16	1.01	1.17	(0.43)	(0.11)	(0.54)	12.25	10.36%	17,151	0.21%	0.08%	1.34%
9/30/17	10.08	0.01	1.71	1.72	(0.18)	—	(0.18)	11.62	17.35%	7,411	0.22%	0.12%	0.06%
Class R5
9/30/21	$ 10.29	$ 0.15	$ 2.26	$ 2.41	$ (0.22)	$ (0.34)	$ (0.56)	$ 12.14	23.96%	$ 7,435	0.26%	0.18%	1.32%
9/30/20	10.60	0.15	0.86	1.01	(0.18)	(1.14)	(1.32)	10.29	9.71%	6,025	0.28%	0.17%	1.54%
9/30/19	12.25	0.19	(0.25)	(0.06)	(0.33)	(1.26)	(1.59)	10.60	2.21%	5,024	0.30%	0.17%	1.83%
9/30/18	11.62	0.23	0.93	1.16	(0.42)	(0.11)	(0.53)	12.25	10.26%	5,780	0.31%	0.19%	1.96%
9/30/17	10.08	0.09	1.62	1.71	(0.17)	—	(0.17)	11.62	17.23%	6,432	0.33%	0.21%	0.83%
Service Class
9/30/21	$ 10.31	$ 0.13	$ 2.27	$ 2.40	$ (0.21)	$ (0.34)	$ (0.55)	$ 12.16	23.83%	$ 15,973	0.36%	0.28%	1.13%
9/30/20	10.61	0.05	0.95	1.00	(0.16)	(1.14)	(1.30)	10.31	9.64%	11,041	0.38%	0.27%	0.51%
9/30/19	12.27	0.19	(0.27)	(0.08)	(0.32)	(1.26)	(1.58)	10.61	2.01%	3,115	0.40%	0.27%	1.84%
9/30/18	11.63	0.11	1.05	1.16	(0.41)	(0.11)	(0.52)	12.27	10.22%	2,834	0.41%	0.28%	0.94%
9/30/17	10.09	0.10	1.60	1.70	(0.16)	—	(0.16)	11.63	17.09%	1,604	0.43%	0.30%	0.90%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	29%	62%	38%	64%	39%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

122

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 10.29	$ 0.14	$ 2.25	$ 2.39	$ (0.19)	$ (0.34)	$ (0.53)	$ 12.15	23.77%	$ 23,648	0.46%	0.38%	1.23%
9/30/20	10.59	0.14	0.84	0.98	(0.14)	(1.14)	(1.28)	10.29	9.49%	23,105	0.48%	0.37%	1.38%
9/30/19	12.25	0.20	(0.30)	(0.10)	(0.30)	(1.26)	(1.56)	10.59	1.88%	31,091	0.50%	0.37%	1.91%
9/30/18	11.62	0.18	0.96	1.14	(0.40)	(0.11)	(0.51)	12.25	10.05%	36,154	0.51%	0.39%	1.50%
9/30/17	10.07	0.07	1.63	1.70	(0.15)	—	(0.15)	11.62	17.08%	32,761	0.53%	0.40%	0.66%
Class A
9/30/21	$ 10.27	$ 0.10	$ 2.26	$ 2.36	$ (0.16)	$ (0.34)	$ (0.50)	$ 12.13	23.49%	$ 32,829	0.71%	0.63%	0.88%
9/30/20	10.58	0.11	0.85	0.96	(0.13)	(1.14)	(1.27)	10.27	9.19%	31,252	0.73%	0.62%	1.11%
9/30/19	12.22	0.18	(0.29)	(0.11)	(0.27)	(1.26)	(1.53)	10.58	1.66%	30,795	0.75%	0.62%	1.69%
9/30/18	11.59	0.17	0.94	1.11	(0.37)	(0.11)	(0.48)	12.22	9.77%	34,466	0.75%	0.64%	1.46%
9/30/17	10.05	0.06	1.60	1.66	(0.12)	—	(0.12)	11.59	16.71%	44,394	0.78%	0.65%	0.56%
Class R4
9/30/21	$ 10.14	$ 0.11	$ 2.22	$ 2.33	$ (0.17)	$ (0.34)	$ (0.51)	$ 11.96	23.47%	$ 14,161	0.61%	0.53%	0.98%
9/30/20	10.46	0.15	0.81	0.96	(0.14)	(1.14)	(1.28)	10.14	9.37%	13,465	0.63%	0.52%	1.51%
9/30/19	12.12	0.18	(0.29)	(0.11)	(0.29)	(1.26)	(1.55)	10.46	1.73%	17,701	0.65%	0.52%	1.71%
9/30/18	11.51	0.15	0.96	1.11	(0.39)	(0.11)	(0.50)	12.12	9.86%	16,469	0.66%	0.54%	1.26%
9/30/17	10.00	0.04	1.63	1.67	(0.16)	—	(0.16)	11.51	16.89%	15,136	0.68%	0.56%	0.37%
Class R3
9/30/21	$ 10.08	$ 0.10	$ 2.20	$ 2.30	$ (0.16)	$ (0.34)	$ (0.50)	$ 11.88	23.30%	$ 19,120	0.86%	0.78%	0.86%
9/30/20	10.44	0.10	0.82	0.92	(0.14)	(1.14)	(1.28)	10.08	8.98%	17,928	0.88%	0.77%	1.08%
9/30/19	12.08	0.14	(0.26)	(0.12)	(0.26)	(1.26)	(1.52)	10.44	1.58%	9,013	0.90%	0.77%	1.36%
9/30/18	11.47	0.12	0.96	1.08	(0.36)	(0.11)	(0.47)	12.08	9.63%	8,381	0.91%	0.79%	1.04%
9/30/17	9.97	0.02	1.61	1.63	(0.13)	—	(0.13)	11.47	16.53%	7,927	0.93%	0.81%	0.19%

The accompanying notes are an integral part of the financial statements.

123

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 12.02	$ 0.34	$ 1.16	$ 1.50	$ (0.44)	$ (0.30)	$ (0.74)	$ 12.78	12.84%	$ 17,522	0.14%	0.06%	2.69%
9/30/20	11.78	0.29	0.33	0.62	(0.28)	(0.10)	(0.38)	12.02	5.27%	19,693	0.12%	0.06%	2.52%
9/30/19	11.69	0.12	0.52	0.64	(0.40)	(0.15)	(0.55)	11.78	6.08%	16,125	0.22%	0.06%	1.08%
9/30/18	11.55	0.32	0.05	0.37	(0.23)	—	(0.23)	11.69	3.22%	2,436	0.30%	0.07%	2.77%
9/30/17	11.13	0.22	0.47	0.69	(0.27)	—	(0.27)	11.55	6.43%	2,603	0.26%	0.08%	1.95%
Class R5
9/30/21	$ 12.05	$ 0.27	$ 1.22	$ 1.49	$ (0.43)	$ (0.30)	$ (0.73)	$ 12.81	12.68%	$ 6,568	0.24%	0.16%	2.14%
9/30/20	11.80	0.37	0.25	0.62	(0.27)	(0.10)	(0.37)	12.05	5.26%	5,758	0.22%	0.16%	3.16%
9/30/19	11.69	0.12	0.51	0.63	(0.37)	(0.15)	(0.52)	11.80	6.02%	8,776	0.32%	0.16%	1.01%
9/30/18	11.56	0.31	0.04	0.35	(0.22)	—	(0.22)	11.69	3.02%	1,270	0.39%	0.17%	2.66%
9/30/17	11.14	0.17	0.51	0.68	(0.26)	—	(0.26)	11.56	6.32%	4,574	0.37%	0.18%	1.49%
Service Class
9/30/21	$ 12.06	$ 0.40	$ 1.08	$ 1.48	$ (0.42)	$ (0.30)	$ (0.72)	$ 12.82	12.58%	$ 10,332	0.34%	0.26%	3.18%
9/30/20	11.81	0.28	0.32	0.60	(0.25)	(0.10)	(0.35)	12.06	5.13%	16,755	0.32%	0.26%	2.39%
9/30/19	11.71	0.28	0.34	0.62	(0.37)	(0.15)	(0.52)	11.81	5.89%	15,324	0.42%	0.26%	2.44%
9/30/18	11.57	0.28	0.06	0.34	(0.20)	—	(0.20)	11.71	3.00%	12,630	0.50%	0.27%	2.40%
9/30/17	11.15	0.19	0.48	0.67	(0.25)	—	(0.25)	11.57	6.20%	14,194	0.47%	0.28%	1.67%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	28%	74%	39%	80%	47%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

124

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 12.05	$ 0.25	$ 1.22	$ 1.47	$ (0.40)	$ (0.30)	$ (0.70)	$ 12.82	12.54%	$ 32,436	0.44%	0.36%	1.99%
9/30/20	11.81	0.31	0.27	0.58	(0.24)	(0.10)	(0.34)	12.05	4.95%	30,972	0.42%	0.36%	2.69%
9/30/19	11.71	0.23	0.38	0.61	(0.36)	(0.15)	(0.51)	11.81	5.79%	39,483	0.52%	0.36%	1.97%
9/30/18	11.56	0.27	0.07	0.34	(0.19)	—	(0.19)	11.71	2.97%	22,101	0.60%	0.37%	2.35%
9/30/17	11.14	0.18	0.48	0.66	(0.24)	—	(0.24)	11.56	6.08%	23,318	0.57%	0.38%	1.58%
Class A
9/30/21	$ 11.91	$ 0.30	$ 1.12	$ 1.42	$ (0.38)	$ (0.30)	$ (0.68)	$ 12.65	12.20%	$ 14,697	0.69%	0.61%	2.45%
9/30/20	11.68	0.23	0.32	0.55	(0.22)	(0.10)	(0.32)	11.91	4.74%	74,154	0.67%	0.61%	2.02%
9/30/19	11.61	0.17	0.40	0.57	(0.35)	(0.15)	(0.50)	11.68	5.47%	63,336	0.77%	0.61%	1.53%
9/30/18	11.47	0.26	0.04	0.30	(0.16)	—	(0.16)	11.61	2.67%	20,199	0.84%	0.62%	2.29%
9/30/17	11.05	0.14	0.49	0.63	(0.21)	—	(0.21)	11.47	5.88%	20,529	0.82%	0.63%	1.27%
Class R4
9/30/21	$ 11.86	$ 0.26	$ 1.16	$ 1.42	$ (0.38)	$ (0.30)	$ (0.68)	$ 12.60	12.27%	$ 11,952	0.59%	0.51%	2.08%
9/30/20	11.62	0.34	0.23	0.57	(0.23)	(0.10)	(0.33)	11.86	4.90%	14,384	0.57%	0.51%	2.93%
9/30/19	11.53	0.06	0.52	0.58	(0.34)	(0.15)	(0.49)	11.62	5.55%	24,032	0.67%	0.51%	0.52%
9/30/18	11.39	0.25	0.06	0.31	(0.17)	—	(0.17)	11.53	2.75%	4,368	0.75%	0.52%	2.22%
9/30/17	10.98	0.18	0.46	0.64	(0.23)	—	(0.23)	11.39	5.99%	4,906	0.71%	0.53%	1.68%
Class R3
9/30/21	$ 11.76	$ 0.24	$ 1.13	$ 1.37	$ (0.35)	$ (0.30)	$ (0.65)	$ 12.48	11.95%	$ 23,241	0.84%	0.76%	1.94%
9/30/20	11.52	0.25	0.28	0.53	(0.19)	(0.10)	(0.29)	11.76	4.62%	28,918	0.82%	0.76%	2.23%
9/30/19	11.43	0.10	0.45	0.55	(0.31)	(0.15)	(0.46)	11.52	5.35%	37,510	0.92%	0.76%	0.88%
9/30/18	11.30	0.22	0.06	0.28	(0.15)	—	(0.15)	11.43	2.45%	13,161	1.00%	0.77%	1.92%
9/30/17	10.90	0.13	0.48	0.61	(0.21)	—	(0.21)	11.30	5.73%	13,260	0.97%	0.78%	1.15%

The accompanying notes are an integral part of the financial statements.

125

MassMutual RetireSMARTSM by JPMorgan 2020 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 12.46	$ 0.30	$ 1.31	$ 1.61	$ (0.45)	$ (0.25)	$ —	$ (0.70)	$ 13.37	13.31%	$ 51,145	0.09%	0.04%	2.25%
9/30/20	12.53	0.31	0.39	0.70	(0.36)	(0.41)	—	(0.77)	12.46	5.74%	43,646	0.07%	0.04%	2.58%
9/30/19	13.32	0.36	0.20	0.56	(0.39)	(0.96)	—	(1.35)	12.53	5.63%	35,602	0.08%	0.04%	2.95%
9/30/18	13.01	0.32	0.42	0.74	(0.42)	(0.01)	—	(0.43)	13.32	5.77%	19,424	0.06%	0.05%	2.41%
9/30/17	12.01	0.16	1.11	1.27	(0.24)	—	(0.03)	(0.27)	13.01	10.85%	20,595	0.06%	0.05%	1.30%
Class R5
9/30/21	$ 12.43	$ 0.32	$ 1.28	$ 1.60	$ (0.44)	$ (0.25)	$ —	$ (0.69)	$ 13.34	13.22%	$ 39,112	0.19%	0.14%	2.47%
9/30/20	12.51	0.35	0.33	0.68	(0.35)	(0.41)	—	(0.76)	12.43	5.57%	44,058	0.17%	0.14%	2.91%
9/30/19	13.30	0.30	0.25	0.55	(0.38)	(0.96)	—	(1.34)	12.51	5.56%	60,303	0.18%	0.14%	2.45%
9/30/18	12.99	0.32	0.41	0.73	(0.41)	(0.01)	—	(0.42)	13.30	5.69%	13,848	0.16%	0.15%	2.48%
9/30/17	12.00	0.15	1.10	1.25	(0.23)	—	(0.03)	(0.26)	12.99	10.66%	26,146	0.16%	0.15%	1.22%
Service Class
9/30/21	$ 12.51	$ 0.32	$ 1.28	$ 1.60	$ (0.43)	$ (0.25)	$ —	$ (0.68)	$ 13.43	13.11%	$ 29,244	0.29%	0.24%	2.40%
9/30/20	12.58	0.28	0.40	0.68	(0.34)	(0.41)	—	(0.75)	12.51	5.49%	35,285	0.27%	0.24%	2.33%
9/30/19	13.34	0.40	0.14	0.54	(0.34)	(0.96)	—	(1.30)	12.58	5.42%	31,848	0.28%	0.24%	3.22%
9/30/18	13.03	0.28	0.43	0.71	(0.39)	(0.01)	—	(0.40)	13.34	5.50%	83,925	0.26%	0.25%	2.14%
9/30/17	12.02	0.18	1.08	1.26	(0.22)	—	(0.03)	(0.25)	13.03	10.66%	117,952	0.26%	0.25%	1.44%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	30%	69%	46%	62%	33%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

126

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 12.46	$ 0.28	$ 1.30	$ 1.58	$ (0.41)	$ (0.25)	$ —	$ (0.66)	$ 13.38	13.02%	$ 42,876	0.39%	0.34%	2.17%
9/30/20	12.53	0.35	0.31	0.66	(0.32)	(0.41)	—	(0.73)	12.46	5.40%	46,758	0.37%	0.34%	2.84%
9/30/19	13.30	0.34	0.19	0.53	(0.34)	(0.96)	—	(1.30)	12.53	5.38%	74,837	0.38%	0.34%	2.79%
9/30/18	12.99	0.29	0.40	0.69	(0.37)	(0.01)	—	(0.38)	13.30	5.43%	86,230	0.36%	0.35%	2.24%
9/30/17	11.99	0.16	1.07	1.23	(0.20)	—	(0.03)	(0.23)	12.99	10.50%	103,799	0.36%	0.35%	1.28%
Class A
9/30/21	$ 12.35	$ 0.30	$ 1.23	$ 1.53	$ (0.39)	$ (0.25)	$ —	$ (0.64)	$ 13.24	12.69%	$ 31,861	0.64%	0.59%	2.35%
9/30/20	12.44	0.24	0.38	0.62	(0.30)	(0.41)	—	(0.71)	12.35	5.10%	88,011	0.62%	0.59%	2.04%
9/30/19	13.22	0.27	0.22	0.49	(0.31)	(0.96)	—	(1.27)	12.44	5.05%	73,800	0.63%	0.59%	2.19%
9/30/18	12.91	0.23	0.43	0.66	(0.34)	(0.01)	—	(0.35)	13.22	5.15%	76,268	0.61%	0.60%	1.72%
9/30/17	11.91	0.14	1.06	1.20	(0.18)	—	(0.02)	(0.20)	12.91	10.27%	67,000	0.61%	0.60%	1.17%
Class R4
9/30/21	$ 12.17	$ 0.26	$ 1.27	$ 1.53	$ (0.39)	$ (0.25)	$ —	$ (0.64)	$ 13.06	12.89%	$ 23,718	0.54%	0.49%	2.05%
9/30/20	12.26	0.36	0.27	0.63	(0.31)	(0.41)	—	(0.72)	12.17	5.23%	29,367	0.52%	0.49%	2.98%
9/30/19	13.04	0.31	0.19	0.50	(0.32)	(0.96)	—	(1.28)	12.26	5.21%	50,600	0.53%	0.49%	2.60%
9/30/18	12.76	0.24	0.41	0.65	(0.36)	(0.01)	—	(0.37)	13.04	5.18%	57,866	0.51%	0.50%	1.90%
9/30/17	11.78	0.13	1.07	1.20	(0.20)	—	(0.02)	(0.22)	12.76	10.41%	60,476	0.51%	0.50%	1.07%
Class R3
9/30/21	$ 11.96	$ 0.23	$ 1.24	$ 1.47	$ (0.37)	$ (0.25)	$ —	$ (0.62)	$ 12.81	12.57%	$ 49,554	0.79%	0.74%	1.85%
9/30/20	12.05	0.25	0.34	0.59	(0.27)	(0.41)	—	(0.68)	11.96	4.97%	57,238	0.77%	0.74%	2.14%
9/30/19	12.84	0.28	0.18	0.46	(0.29)	(0.96)	—	(1.25)	12.05	4.93%	66,638	0.78%	0.74%	2.37%
9/30/18	12.56	0.22	0.40	0.62	(0.33)	(0.01)	—	(0.34)	12.84	4.98%	77,690	0.76%	0.75%	1.71%
9/30/17	11.61	0.10	1.04	1.14	(0.17)	—	(0.02)	(0.19)	12.56	10.01%	84,681	0.76%	0.75%	0.84%

The accompanying notes are an integral part of the financial statements.

127

MassMutual RetireSMARTSM by JPMorgan 2025 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 12.23	$ 0.28	$ 1.77	$ 2.05	$ (0.43)	$ (0.38)	$ (0.81)	$ 13.47	17.23%	$ 56,362	0.10%	0.01%	2.16%
9/30/20	12.50	0.31	0.42	0.73	(0.32)	(0.68)	(1.00)	12.23	6.02%	49,478	0.09%	0.01%	2.59%
9/30/19	13.49	0.33	0.15	0.48	(0.40)	(1.07)	(1.47)	12.50	5.30%	40,806	0.10%	0.01%	2.74%
9/30/18	13.29	0.30	0.63	0.93	(0.49)	(0.24)	(0.73)	13.49	7.15%	21,942	0.09%	0.03%	2.28%
9/30/17	12.07	0.15	1.39	1.54	(0.26)	(0.06)	(0.32)	13.29	13.03%	23,079	0.10%	0.04%	1.22%
Class R5
9/30/21	$ 12.35	$ 0.16	$ 1.90	$ 2.06	$ (0.42)	$ (0.38)	$ (0.80)	$ 13.61	17.13%	$ 1,376	0.20%	0.11%	1.21%
9/30/20	12.62	0.28	0.44	0.72	(0.31)	(0.68)	(0.99)	12.35	5.87%	468	0.19%	0.11%	2.32%
9/30/19	13.51	0.07	0.42	0.49	(0.31)	(1.07)	(1.38)	12.62	5.26%	527	0.20%	0.11%	0.61%
9/30/18	13.29	0.23	0.70	0.93	(0.47)	(0.24)	(0.71)	13.51	7.16%	44	0.19%	0.12%	1.72%
9/30/17	12.05	0.21	1.32	1.53	(0.23)	(0.06)	(0.29)	13.29	12.97%	355	0.20%	0.14%	1.66%
Service Class
9/30/21	$ 12.25	$ 0.27	$ 1.76	$ 2.03	$ (0.41)	$ (0.38)	$ (0.79)	$ 13.49	16.97%	$ 8,867	0.30%	0.21%	2.04%
9/30/20	12.52	0.28	0.42	0.70	(0.29)	(0.68)	(0.97)	12.25	5.76%	9,970	0.29%	0.21%	2.37%
9/30/19	13.49	0.39	0.08	0.47	(0.37)	(1.07)	(1.44)	12.52	5.14%	9,278	0.30%	0.21%	3.23%
9/30/18	13.29	0.27	0.63	0.90	(0.46)	(0.24)	(0.70)	13.49	6.94%	19,582	0.29%	0.23%	2.00%
9/30/17	12.06	0.16	1.36	1.52	(0.23)	(0.06)	(0.29)	13.29	12.86%	21,854	0.30%	0.24%	1.31%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	35%	73%	47%	67%	42%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

128

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 12.19	$ 0.28	$ 1.72	$ 2.00	$ (0.39)	$ (0.38)	$ (0.77)	$ 13.42	16.86%	$ 34,778	0.40%	0.31%	2.12%
9/30/20	12.47	0.27	0.42	0.69	(0.29)	(0.68)	(0.97)	12.19	5.64%	39,673	0.39%	0.31%	2.30%
9/30/19	13.44	0.32	0.14	0.46	(0.36)	(1.07)	(1.43)	12.47	5.07%	43,407	0.40%	0.31%	2.61%
9/30/18	13.25	0.26	0.62	0.88	(0.45)	(0.24)	(0.69)	13.44	6.79%	47,433	0.39%	0.33%	1.94%
9/30/17	12.03	0.15	1.35	1.50	(0.22)	(0.06)	(0.28)	13.25	12.78%	46,256	0.40%	0.34%	1.17%
Class A
9/30/21	$ 12.05	$ 0.30	$ 1.65	$ 1.95	$ (0.37)	$ (0.38)	$ (0.75)	$ 13.25	16.60%	$ 13,796	0.65%	0.56%	2.33%
9/30/20	12.34	0.22	0.44	0.66	(0.27)	(0.68)	(0.95)	12.05	5.46%	69,042	0.64%	0.56%	1.89%
9/30/19	13.32	0.21	0.21	0.42	(0.33)	(1.07)	(1.40)	12.34	4.74%	53,785	0.65%	0.56%	1.71%
9/30/18	13.13	0.20	0.63	0.83	(0.40)	(0.24)	(0.64)	13.32	6.50%	40,219	0.64%	0.58%	1.54%
9/30/17	11.92	0.14	1.32	1.46	(0.19)	(0.06)	(0.25)	13.13	12.53%	33,364	0.65%	0.59%	1.11%
Class R4
9/30/21	$ 12.00	$ 0.25	$ 1.70	$ 1.95	$ (0.37)	$ (0.38)	$ (0.75)	$ 13.20	16.65%	$ 29,432	0.55%	0.46%	1.90%
9/30/20	12.29	0.36	0.30	0.66	(0.27)	(0.68)	(0.95)	12.00	5.49%	30,218	0.54%	0.46%	3.02%
9/30/19	13.27	0.30	0.13	0.43	(0.34)	(1.07)	(1.41)	12.29	4.88%	58,761	0.55%	0.46%	2.50%
9/30/18	13.09	0.22	0.63	0.85	(0.43)	(0.24)	(0.67)	13.27	6.66%	66,329	0.54%	0.48%	1.70%
9/30/17	11.89	0.12	1.35	1.47	(0.21)	(0.06)	(0.27)	13.09	12.59%	60,658	0.55%	0.49%	0.99%
Class R3
9/30/21	$ 11.97	$ 0.21	$ 1.70	$ 1.91	$ (0.34)	$ (0.38)	$ (0.72)	$ 13.16	16.35%	$ 59,696	0.80%	0.71%	1.63%
9/30/20	12.25	0.24	0.39	0.63	(0.23)	(0.68)	(0.91)	11.97	5.27%	66,066	0.79%	0.71%	2.02%
9/30/19	13.23	0.26	0.14	0.40	(0.31)	(1.07)	(1.38)	12.25	4.59%	78,974	0.80%	0.71%	2.18%
9/30/18	13.04	0.20	0.63	0.83	(0.40)	(0.24)	(0.64)	13.23	6.47%	87,865	0.79%	0.73%	1.52%
9/30/17	11.85	0.09	1.34	1.43	(0.18)	(0.06)	(0.24)	13.04	12.32%	88,305	0.80%	0.74%	0.76%

The accompanying notes are an integral part of the financial statements.

129

MassMutual RetireSMARTSM by JPMorgan 2030 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 12.05	$ 0.25	$ 2.14	$ 2.39	$ (0.36)	$ (0.28)	$ (0.64)	$ 13.80	20.27%	$ 65,036	0.06%	0.04%	1.88%
9/30/20	12.51	0.28	0.45	0.73	(0.30)	(0.89)	(1.19)	12.05	5.91%	50,325	0.06%	0.04%	2.41%
9/30/19	13.91	0.32	0.03	0.35	(0.40)	(1.35)	(1.75)	12.51	4.77%	42,529	0.06%	0.04%	2.64%
9/30/18	13.38	0.29	0.78	1.07	(0.49)	(0.05)	(0.54)	13.91	8.11%	20,448	0.05%	0.04%	2.09%
9/30/17	11.93	0.15	1.56	1.71	(0.26)	—	(0.26)	13.38	14.60%	17,732	0.05%	0.05%[k]	1.23%
Class R5
9/30/21	$ 11.99	$ 0.25	$ 2.11	$ 2.36	$ (0.34)	$ (0.28)	$ (0.62)	$ 13.73	20.17%	$ 79,905	0.16%	0.14%	1.90%
9/30/20	12.45	0.29	0.43	0.72	(0.29)	(0.89)	(1.18)	11.99	5.84%	72,808	0.16%	0.14%	2.50%
9/30/19	13.87	0.25	0.08	0.33	(0.40)	(1.35)	(1.75)	12.45	4.56%	88,078	0.16%	0.14%	2.03%
9/30/18	13.35	0.31	0.74	1.05	(0.48)	(0.05)	(0.53)	13.87	7.96%	11,359	0.15%	0.14%	2.26%
9/30/17	11.91	0.14	1.55	1.69	(0.25)	—	(0.25)	13.35	14.44%	35,101	0.15%	0.15%[k]	1.11%
Service Class
9/30/21	$ 12.06	$ 0.27	$ 2.10	$ 2.37	$ (0.33)	$ (0.28)	$ (0.61)	$ 13.82	20.11%	$ 45,510	0.26%	0.24%	2.03%
9/30/20	12.52	0.24	0.47	0.71	(0.28)	(0.89)	(1.17)	12.06	5.67%	50,072	0.26%	0.24%	2.00%
9/30/19	13.90	0.36	(0.03)aa	0.33	(0.36)	(1.35)	(1.71)	12.52	4.48%	44,334	0.26%	0.24%	2.88%
9/30/18	13.37	0.25	0.79	1.04	(0.46)	(0.05)	(0.51)	13.90	7.88%	115,828	0.25%	0.24%	1.87%
9/30/17	11.92	0.16	1.52	1.68	(0.23)	—	(0.23)	13.37	14.36%	144,766	0.25%	0.25%[k]	1.28%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	32%	70%	39%	63%	35%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

130

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 12.03	$ 0.22	$ 2.12	$ 2.34	$ (0.32)	$ (0.28)	$ (0.60)	$ 13.77	19.86%	$ 76,955	0.36%	0.34%	1.68%
9/30/20	12.48	0.28	0.42	0.70	(0.26)	(0.89)	(1.15)	12.03	5.66%	70,563	0.36%	0.34%	2.33%
9/30/19	13.88	0.28	0.03	0.31	(0.36)	(1.35)	(1.71)	12.48	4.38%	106,439	0.36%	0.34%	2.33%
9/30/18	13.35	0.24	0.78	1.02	(0.44)	(0.05)	(0.49)	13.88	7.78%	104,308	0.35%	0.34%	1.79%
9/30/17	11.91	0.14	1.52	1.66	(0.22)	—	(0.22)	13.35	14.17%	103,870	0.35%	0.35%[k]	1.15%
Class A
9/30/21	$ 11.92	$ 0.25	$ 2.05	$ 2.30	$ (0.30)	$ (0.28)	$ (0.58)	$ 13.64	19.67%	$ 37,483	0.61%	0.59%	1.88%
9/30/20	12.39	0.19	0.47	0.66	(0.24)	(0.89)	(1.13)	11.92	5.34%	92,603	0.61%	0.59%	1.66%
9/30/19	13.78	0.23	0.05	0.28	(0.32)	(1.35)	(1.67)	12.39	4.13%	73,893	0.61%	0.59%	1.92%
9/30/18	13.25	0.20	0.78	0.98	(0.40)	(0.05)	(0.45)	13.78	7.52%	75,440	0.60%	0.59%	1.44%
9/30/17	11.82	0.12	1.50	1.62	(0.19)	—	(0.19)	13.25	13.92%	68,917	0.60%	0.60%[k]	1.01%
Class R4
9/30/21	$ 11.82	$ 0.20	$ 2.08	$ 2.28	$ (0.29)	$ (0.28)	$ (0.57)	$ 13.53	19.74%	$ 33,601	0.51%	0.49%	1.55%
9/30/20	12.29	0.29	0.38	0.67	(0.25)	(0.89)	(1.14)	11.82	5.42%	34,745	0.51%	0.49%	2.50%
9/30/19	13.69	0.27	0.02	0.29	(0.34)	(1.35)	(1.69)	12.29	4.23%	57,900	0.51%	0.49%	2.22%
9/30/18	13.18	0.21	0.78	0.99	(0.43)	(0.05)	(0.48)	13.69	7.62%	68,964	0.50%	0.49%	1.57%
9/30/17	11.76	0.12	1.51	1.63	(0.21)	—	(0.21)	13.18	14.09%	64,718	0.50%	0.50%[k]	0.94%
Class R3
9/30/21	$ 11.62	$ 0.18	$ 2.03	$ 2.21	$ (0.27)	$ (0.28)	$ (0.55)	$ 13.28	19.41%	$ 87,304	0.76%	0.74%	1.38%
9/30/20	12.09	0.20	0.43	0.63	(0.21)	(0.89)	(1.10)	11.62	5.21%	89,115	0.76%	0.74%	1.78%
9/30/19	13.50	0.25	0.00[d]	0.25	(0.31)	(1.35)	(1.66)	12.09	3.92%	103,094	0.76%	0.74%	2.08%
9/30/18	13.00	0.18	0.77	0.95	(0.40)	(0.05)	(0.45)	13.50	7.38%	118,905	0.75%	0.74%	1.35%
9/30/17	11.61	0.09	1.48	1.57	(0.18)	—	(0.18)	13.00	13.75%	111,137	0.75%	0.75%[k]	0.72%

The accompanying notes are an integral part of the financial statements.

131

MassMutual RetireSMARTSM by JPMorgan 2035 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 12.07	$ 0.21	$ 2.59	$ 2.80	$ (0.31)	$ (0.28)	$ (0.59)	$ 14.28	23.66%	$ 53,885	0.12%	0.05%	1.54%
9/30/20	12.73	0.26	0.48	0.74	(0.30)	(1.10)	(1.40)	12.07	5.75%	42,470	0.12%	0.05%	2.23%
9/30/19	14.18	0.32	(0.09)aa	0.23	(0.41)	(1.27)	(1.68)	12.73	3.77%	33,309	0.12%	0.05%	2.56%
9/30/18	13.77	0.25	0.93	1.18	(0.51)	(0.26)	(0.77)	14.18	8.81%	21,586	0.11%	0.07%	1.83%
9/30/17	12.26	0.15	1.69	1.84	(0.24)	(0.09)	(0.33)	13.77	15.44%	15,744	0.13%	0.09%	1.16%
Class R5
9/30/21	$ 12.09	$ 0.18	$ 2.61	$ 2.79	$ (0.30)	$ (0.28)	$ (0.58)	$ 14.30	23.52%	$ 3,537	0.22%	0.15%	1.30%
9/30/20	12.75	0.23	0.50	0.73	(0.29)	(1.10)	(1.39)	12.09	5.67%	2,270	0.22%	0.15%	1.91%
9/30/19	14.16	0.05	0.17	0.22	(0.36)	(1.27)	(1.63)	12.75	3.68%	1,801	0.22%	0.15%	0.41%
9/30/18	13.75	0.43	0.73	1.16	(0.49)	(0.26)	(0.75)	14.16	8.68%	132	0.21%	0.18%	3.09%
9/30/17	12.24	0.19	1.63	1.82	(0.22)	(0.09)	(0.31)	13.75	15.31%	1,045	0.23%	0.18%	1.53%
Service Class
9/30/21	$ 12.23	$ 0.20	$ 2.60	$ 2.80	$ (0.28)	$ (0.28)	$ (0.56)	$ 14.47	23.36%	$ 8,127	0.32%	0.25%	1.43%
9/30/20	12.87	0.23	0.50	0.73	(0.27)	(1.10)	(1.37)	12.23	5.60%	8,234	0.32%	0.25%	1.89%
9/30/19	14.30	0.33	(0.12)aa	0.21	(0.37)	(1.27)	(1.64)	12.87	3.55%	8,093	0.32%	0.25%	2.62%
9/30/18	13.88	0.25	0.91	1.16	(0.48)	(0.26)	(0.74)	14.30	8.59%	12,908	0.31%	0.27%	1.78%
9/30/17	12.36	0.15	1.68	1.83	(0.22)	(0.09)	(0.31)	13.88	15.15%	17,717	0.33%	0.29%	1.14%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	34%	92%	50%	62%	41%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized (loss) and net change in unrealized appreciation (depreciation) on investments due to the timing of the commencement of operations of the share class in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

132

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 12.16	$ 0.17	$ 2.61	$ 2.78	$ (0.27)	$ (0.28)	$ (0.55)	$ 14.39	23.29%	$ 32,891	0.42%	0.35%	1.24%
9/30/20	12.81	0.22	0.49	0.71	(0.26)	(1.10)	(1.36)	12.16	5.46%	28,848	0.42%	0.35%	1.83%
9/30/19	14.25	0.29	(0.09)aa	0.20	(0.37)	(1.27)	(1.64)	12.81	3.44%	32,361	0.42%	0.35%	2.31%
9/30/18	13.83	0.23	0.92	1.15	(0.47)	(0.26)	(0.73)	14.25	8.53%	33,416	0.41%	0.37%	1.63%
9/30/17	12.32	0.12	1.69	1.81	(0.21)	(0.09)	(0.30)	13.83	15.04%	30,323	0.43%	0.39%	0.97%
Class A
9/30/21	$ 12.03	$ 0.19	$ 2.52	$ 2.71	$ (0.25)	$ (0.28)	$ (0.53)	$ 14.21	22.92%	$ 13,939	0.67%	0.60%	1.42%
9/30/20	12.69	0.17	0.51	0.68	(0.24)	(1.10)	(1.34)	12.03	5.26%	42,080	0.67%	0.60%	1.48%
9/30/19	14.12	0.22	(0.05)aa	0.17	(0.33)	(1.27)	(1.60)	12.69	3.21%	34,479	0.67%	0.60%	1.74%
9/30/18	13.70	0.17	0.93	1.10	(0.42)	(0.26)	(0.68)	14.12	8.23%	33,548	0.66%	0.62%	1.25%
9/30/17	12.21	0.11	1.65	1.76	(0.18)	(0.09)	(0.27)	13.70	14.73%	26,817	0.68%	0.64%	0.88%
Class R4
9/30/21	$ 11.97	$ 0.17	$ 2.54	$ 2.71	$ (0.24)	$ (0.28)	$ (0.52)	$ 14.16	23.08%	$ 24,087	0.57%	0.50%	1.22%
9/30/20	12.63	0.30	0.38	0.68	(0.24)	(1.10)	(1.34)	11.97	5.30%	24,244	0.57%	0.50%	2.47%
9/30/19	14.06	0.27	(0.09)aa	0.18	(0.34)	(1.27)	(1.61)	12.63	3.37%	49,044	0.57%	0.50%	2.17%
9/30/18	13.67	0.19	0.91	1.10	(0.45)	(0.26)	(0.71)	14.06	8.28%	56,342	0.56%	0.52%	1.40%
9/30/17	12.18	0.10	1.67	1.77	(0.19)	(0.09)	(0.28)	13.67	14.92%	48,392	0.58%	0.54%	0.80%
Class R3
9/30/21	$ 11.93	$ 0.14	$ 2.53	$ 2.67	$ (0.22)	$ (0.28)	$ (0.50)	$ 14.10	22.76%	$ 53,677	0.82%	0.75%	1.02%
9/30/20	12.58	0.18	0.48	0.66	(0.21)	(1.10)	(1.31)	11.93	5.12%	54,970	0.82%	0.75%	1.51%
9/30/19	14.02	0.24	(0.10)aa	0.14	(0.31)	(1.27)	(1.58)	12.58	2.99%	61,925	0.82%	0.75%	1.95%
9/30/18	13.62	0.17	0.90	1.07	(0.41)	(0.26)	(0.67)	14.02	8.08%	69,914	0.81%	0.77%	1.26%
9/30/17	12.15	0.07	1.66	1.73	(0.17)	(0.09)	(0.26)	13.62	14.55%	64,790	0.83%	0.79%	0.58%

The accompanying notes are an integral part of the financial statements.

133

MassMutual RetireSMARTSM by JPMorgan 2040 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 11.54	$ 0.19	$ 2.81	$ 3.00	$ (0.26)	$ —	$ (0.26)	$ 14.28	26.26%	$ 51,708	0.08%	0.04%	1.36%
9/30/20	12.19	0.23	0.47	0.70	(0.27)	(1.08)	(1.35)	11.54	5.59%	38,583	0.09%	0.04%	2.06%
9/30/19	13.81	0.28	(0.16)aa	0.12	(0.39)	(1.35)	(1.74)	12.19	3.22%	28,872	0.09%	0.04%	2.32%
9/30/18	13.23	0.27	0.92	1.19	(0.49)	(0.12)	(0.61)	13.81	9.19%	12,676	0.08%	0.05%	2.00%
9/30/17	11.65	0.12	1.69	1.81	(0.23)	—	(0.23)	13.23	15.80%	10,771	0.08%	0.07%	0.99%
Class R5
9/30/21	$ 11.53	$ 0.18	$ 2.80	$ 2.98	$ (0.25)	$ —	$ (0.25)	$ 14.26	26.08%	$ 62,894	0.18%	0.14%	1.35%
9/30/20	12.18	0.24	0.45	0.69	(0.26)	(1.08)	(1.34)	11.53	5.51%	51,048	0.19%	0.14%	2.15%
9/30/19	13.80	0.22	(0.11)aa	0.11	(0.38)	(1.35)	(1.73)	12.18	3.14%	63,062	0.19%	0.14%	1.84%
9/30/18	13.22	0.26	0.92	1.18	(0.48)	(0.12)	(0.60)	13.80	9.10%	10,301	0.18%	0.15%	1.94%
9/30/17	11.65	0.10	1.69	1.79	(0.22)	—	(0.22)	13.22	15.61%	20,737	0.18%	0.17%	0.78%
Service Class
9/30/21	$ 11.58	$ 0.18	$ 2.81	$ 2.99	$ (0.24)	$ —	$ (0.24)	$ 14.33	26.04%	$ 27,788	0.28%	0.24%	1.31%
9/30/20	12.23	0.19	0.48	0.67	(0.24)	(1.08)	(1.32)	11.58	5.32%	25,091	0.29%	0.24%	1.67%
9/30/19	13.81	0.34	(0.23)aa	0.11	(0.34)	(1.35)	(1.69)	12.23	3.08%	22,042	0.29%	0.24%	2.77%
9/30/18	13.23	0.23	0.93	1.16	(0.46)	(0.12)	(0.58)	13.81	8.95%	68,297	0.28%	0.25%	1.71%
9/30/17	11.66	0.14	1.63	1.77	(0.20)	—	(0.20)	13.23	15.45%	81,099	0.28%	0.27%	1.16%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	33%	89%	40%	59%	37%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

134

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 11.51	$ 0.15	$ 2.81	$ 2.96	$ (0.23)	$ —	$ (0.23)	$ 14.24	25.89%	$ 65,351	0.38%	0.34%	1.08%
9/30/20	12.17	0.23	0.42	0.65	(0.23)	(1.08)	(1.31)	11.51	5.18%	52,611	0.39%	0.34%	1.99%
9/30/19	13.77	0.26	(0.16)aa	0.10	(0.35)	(1.35)	(1.70)	12.17	2.99%	75,729	0.39%	0.34%	2.20%
9/30/18	13.19	0.22	0.92	1.14	(0.44)	(0.12)	(0.56)	13.77	8.86%	73,290	0.38%	0.35%	1.66%
9/30/17	11.62	0.12	1.64	1.76	(0.19)	—	(0.19)	13.19	15.39%	73,514	0.38%	0.37%	0.98%
Class A
9/30/21	$ 11.41	$ 0.15	$ 2.74	$ 2.89	$ (0.20)	$ —	$ (0.20)	$ 14.10	25.54%	$ 25,723	0.63%	0.59%	1.13%
9/30/20	12.07	0.15	0.48	0.63	(0.21)	(1.08)	(1.29)	11.41	5.03%	49,795	0.64%	0.59%	1.34%
9/30/19	13.66	0.20	(0.14)aa	0.06	(0.30)	(1.35)	(1.65)	12.07	2.68%	42,006	0.64%	0.59%	1.71%
9/30/18	13.09	0.18	0.92	1.10	(0.41)	(0.12)	(0.53)	13.66	8.54%	44,233	0.63%	0.60%	1.34%
9/30/17	11.53	0.11	1.61	1.72	(0.16)	—	(0.16)	13.09	15.16%	41,159	0.63%	0.62%	0.88%
Class R4
9/30/21	$ 11.29	$ 0.14	$ 2.74	$ 2.88	$ (0.20)	$ —	$ (0.20)	$ 13.97	25.69%	$ 21,449	0.53%	0.49%	1.07%
9/30/20	11.96	0.24	0.38	0.62	(0.21)	(1.08)	(1.29)	11.29	5.04%	24,740	0.54%	0.49%	2.15%
9/30/19	13.56	0.24	(0.16)aa	0.08	(0.33)	(1.35)	(1.68)	11.96	2.84%	43,641	0.54%	0.49%	2.05%
9/30/18	13.01	0.19	0.91	1.10	(0.43)	(0.12)	(0.55)	13.56	8.63%	46,980	0.53%	0.50%	1.40%
9/30/17	11.47	0.10	1.62	1.72	(0.18)	—	(0.18)	13.01	15.23%	41,195	0.53%	0.52%	0.79%
Class R3
9/30/21	$ 11.09	$ 0.11	$ 2.68	$ 2.79	$ (0.18)	$ —	$ (0.18)	$ 13.70	25.36%	$ 52,607	0.78%	0.74%	0.85%
9/30/20	11.75	0.15	0.45	0.60	(0.18)	(1.08)	(1.26)	11.09	4.92%	54,015	0.79%	0.74%	1.34%
9/30/19	13.36	0.21	(0.18)aa	0.03	(0.29)	(1.35)	(1.64)	11.75	2.48%	59,312	0.79%	0.74%	1.85%
9/30/18	12.82	0.16	0.90	1.06	(0.40)	(0.12)	(0.52)	13.36	8.44%	64,385	0.78%	0.75%	1.19%
9/30/17	11.31	0.06	1.61	1.67	(0.16)	—	(0.16)	12.82	14.95%	59,300	0.78%	0.77%	0.51%

The accompanying notes are an integral part of the financial statements.

135

MassMutual RetireSMARTSM by JPMorgan 2045 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 11.96	$ 0.17	$ 3.18	$ 3.35	$ (0.24)	$ (0.31)	$ (0.55)	$ 14.76	28.57%	$ 30,290	0.16%	0.02%	1.24%
9/30/20	12.75	0.24	0.48	0.72	(0.29)	(1.22)	(1.51)	11.96	5.41%	21,522	0.18%	0.02%	2.04%
9/30/19	14.41	0.29	(0.18)aa	0.11	(0.39)	(1.38)	(1.77)	12.75	3.08%	19,099	0.18%	0.02%	2.32%
9/30/18	13.88	0.21	1.06	1.27	(0.51)	(0.23)	(0.74)	14.41	9.38%	9,650	0.18%	0.03%	1.51%
9/30/17	12.32	0.13	1.80	1.93	(0.23)	(0.14)	(0.37)	13.88	16.07%	6,210	0.21%	0.06%	0.98%
Class R5
9/30/21	$ 11.96	$ 0.17	$ 3.17	$ 3.34	$ (0.23)	$ (0.31)	$ (0.54)	$ 14.76	28.46%	$ 1,327	0.26%	0.12%	1.17%
9/30/20	12.76	0.20	0.50	0.70	(0.28)	(1.22)	(1.50)	11.96	5.25%	935	0.28%	0.12%	1.70%
9/30/19	14.41	0.12	(0.02)aa	0.10	(0.37)	(1.38)	(1.75)	12.76	3.02%	750	0.28%	0.12%	0.92%
9/30/18	13.88	0.33	0.92	1.25	(0.49)	(0.23)	(0.72)	14.41	9.24%	147	0.28%	0.14%	2.33%
9/30/17	12.31	0.17	1.74	1.91	(0.20)	(0.14)	(0.34)	13.88	15.92%	219	0.31%	0.15%	1.34%
Service Class
9/30/21	$ 11.97	$ 0.16	$ 3.17	$ 3.33	$ (0.22)	$ (0.31)	$ (0.53)	$ 14.77	28.30%	$ 4,642	0.36%	0.22%	1.14%
9/30/20	12.75	0.20	0.48	0.68	(0.24)	(1.22)	(1.46)	11.97	5.15%	4,391	0.38%	0.22%	1.69%
9/30/19	14.39	0.32	(0.23)aa	0.09	(0.35)	(1.38)	(1.73)	12.75	2.92%	3,874	0.38%	0.22%	2.58%
9/30/18	13.86	0.23	1.01	1.24	(0.48)	(0.23)	(0.71)	14.39	9.19%	9,964	0.38%	0.24%	1.66%
9/30/17	12.31	0.14	1.75	1.89	(0.20)	(0.14)	(0.34)	13.86	15.77%	10,572	0.41%	0.25%	1.08%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	34%	95%	46%	58%	39%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

136

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 11.90	$ 0.12	$ 3.17	$ 3.29	$ (0.21)	$ (0.31)	$ (0.52)	$ 14.67	28.11%	$ 26,780	0.46%	0.32%	0.87%
9/30/20	12.69	0.19	0.49	0.68	(0.25)	(1.22)	(1.47)	11.90	5.12%	19,671	0.48%	0.32%	1.59%
9/30/19	14.35	0.26	(0.19)aa	0.07	(0.35)	(1.38)	(1.73)	12.69	2.72%	21,597	0.48%	0.32%	2.12%
9/30/18	13.82	0.22	1.01	1.23	(0.47)	(0.23)	(0.70)	14.35	9.12%	18,549	0.48%	0.34%	1.54%
9/30/17	12.28	0.11	1.76	1.87	(0.19)	(0.14)	(0.33)	13.82	15.64%	16,509	0.51%	0.36%	0.86%
Class A
9/30/21	$ 11.77	$ 0.14	$ 3.09	$ 3.23	$ (0.19)	$ (0.31)	$ (0.50)	$ 14.50	27.88%	$ 11,723	0.71%	0.57%	1.04%
9/30/20	12.58	0.14	0.49	0.63	(0.22)	(1.22)	(1.44)	11.77	4.79%	28,190	0.73%	0.57%	1.18%
9/30/19	14.22	0.20	(0.15)aa	0.05	(0.31)	(1.38)	(1.69)	12.58	2.54%	19,901	0.73%	0.57%	1.61%
9/30/18	13.70	0.18	0.99	1.17	(0.42)	(0.23)	(0.65)	14.22	8.77%	19,675	0.74%	0.59%	1.25%
9/30/17	12.17	0.10	1.73	1.83	(0.16)	(0.14)	(0.30)	13.70	15.43%	16,011	0.76%	0.60%	0.82%
Class R4
9/30/21	$ 11.70	$ 0.12	$ 3.10	$ 3.22	$ (0.19)	$ (0.31)	$ (0.50)	$ 14.42	27.98%	$ 19,388	0.61%	0.47%	0.90%
9/30/20	12.51	0.24	0.40	0.64	(0.23)	(1.22)	(1.45)	11.70	4.89%	18,225	0.63%	0.47%	2.04%
9/30/19	14.15	0.24	(0.18)aa	0.06	(0.32)	(1.38)	(1.70)	12.51	2.68%	29,963	0.63%	0.47%	1.93%
9/30/18	13.65	0.20	0.98	1.18	(0.45)	(0.23)	(0.68)	14.15	8.86%	30,899	0.63%	0.49%	1.42%
9/30/17	12.13	0.09	1.75	1.84	(0.18)	(0.14)	(0.32)	13.65	15.52%	27,976	0.66%	0.51%	0.71%
Class R3
9/30/21	$ 11.66	$ 0.10	$ 3.06	$ 3.16	$ (0.15)	$ (0.31)	$ (0.46)	$ 14.36	27.59%	$ 40,009	0.86%	0.72%	0.72%
9/30/20	12.47	0.14	0.47	0.61	(0.20)	(1.22)	(1.42)	11.66	4.62%	42,710	0.88%	0.72%	1.25%
9/30/19	14.11	0.22	(0.19)aa	0.03	(0.29)	(1.38)	(1.67)	12.47	2.41%	46,767	0.88%	0.72%	1.82%
9/30/18	13.61	0.16	0.99	1.15	(0.42)	(0.23)	(0.65)	14.11	8.62%	49,481	0.88%	0.74%	1.19%
9/30/17	12.10	0.06	1.74	1.80	(0.15)	(0.14)	(0.29)	13.61	15.25%	44,618	0.91%	0.76%	0.48%

The accompanying notes are an integral part of the financial statements.

137

MassMutual RetireSMARTSM by JPMorgan 2050 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 8.31	$ 0.12	$ 2.23	$ 2.35	$ (0.17)	$ (0.03)	$ (0.20)	$ 10.46	28.53%	$ 26,674	0.12%	0.02%	1.21%
9/30/20	8.80	0.16	0.33	0.49	(0.19)	(0.79)	(0.98)	8.31	5.29%	18,528	0.13%	0.02%	2.02%
9/30/19	10.18	0.20	(0.15)aa	0.05	(0.28)	(1.15)	(1.43)	8.80	3.10%	15,050	0.14%	0.02%	2.27%
9/30/18	9.77	0.18	0.77	0.95	(0.36)	(0.18)	(0.54)	10.18	10.02%	5,973	0.14%	0.04%	1.82%
9/30/17	8.52	0.09	1.33	1.42	(0.15)	(0.02)	(0.17)	9.77	17.03%	3,775	0.15%	0.06%	0.96%
Class R5
9/30/21	$ 8.29	$ 0.13	$ 2.21	$ 2.34	$ (0.16)	$ (0.03)	$ (0.19)	$ 10.44	28.49%	$ 50,534	0.22%	0.12%	1.31%
9/30/20	8.78	0.16	0.32	0.48	(0.18)	(0.79)	(0.97)	8.29	5.20%	42,985	0.23%	0.12%	1.93%
9/30/19	10.16	0.17	(0.13)aa	0.04	(0.27)	(1.15)	(1.42)	8.78	3.03%	45,022	0.24%	0.12%	1.94%
9/30/18	9.76	0.18	0.75	0.93	(0.35)	(0.18)	(0.53)	10.16	9.83%	5,701	0.24%	0.14%	1.78%
9/30/17	8.51	0.06	1.35	1.41	(0.14)	(0.02)	(0.16)	9.76	16.95%	14,378	0.25%	0.16%	0.72%
Service Class
9/30/21	$ 8.34	$ 0.12	$ 2.23	$ 2.35	$ (0.16)	$ (0.03)	$ (0.19)	$ 10.50	28.34%	$ 12,565	0.32%	0.22%	1.19%
9/30/20	8.82	0.13	0.34	0.47	(0.16)	(0.79)	(0.95)	8.34	5.13%	10,119	0.33%	0.22%	1.59%
9/30/19	10.17	0.24	(0.20)aa	0.04	(0.24)	(1.15)	(1.39)	8.82	2.92%	8,399	0.34%	0.22%	2.73%
9/30/18	9.76	0.15	0.78	0.93	(0.34)	(0.18)	(0.52)	10.17	9.81%	41,405	0.34%	0.24%	1.55%
9/30/17	8.51	0.08	1.32	1.40	(0.13)	(0.02)	(0.15)	9.76	16.81%	40,188	0.35%	0.26%	0.94%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	36%	92%	40%	65%	43%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

138

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 8.30	$ 0.09	$ 2.23	$ 2.32	$ (0.14)	$ (0.03)	$ (0.17)	$ 10.45	28.20%	$ 46,558	0.42%	0.32%	0.91%
9/30/20	8.79	0.16	0.30	0.46	(0.16)	(0.79)	(0.95)	8.30	4.98%	34,367	0.43%	0.32%	1.97%
9/30/19	10.16	0.18	(0.15)aa	0.03	(0.25)	(1.15)	(1.40)	8.79	2.84%	52,850	0.44%	0.32%	2.06%
9/30/18	9.75	0.15	0.77	0.92	(0.33)	(0.18)	(0.51)	10.16	9.72%	44,569	0.44%	0.34%	1.47%
9/30/17	8.51	0.07	1.32	1.39	(0.13)	(0.02)	(0.15)	9.75	16.60%	37,139	0.45%	0.36%	0.76%
Class A
9/30/21	$ 8.23	$ 0.10	$ 2.18	$ 2.28	$ (0.13)	$ (0.03)	$ (0.16)	$ 10.35	27.87%	$ 14,761	0.67%	0.57%	1.00%
9/30/20	8.72	0.10	0.34	0.44	(0.14)	(0.79)	(0.93)	8.23	4.81%	26,813	0.68%	0.57%	1.22%
9/30/19	10.08	0.15	(0.14)aa	0.01	(0.22)	(1.15)	(1.37)	8.72	2.54%	21,195	0.69%	0.57%	1.70%
9/30/18	9.68	0.12	0.76	0.88	(0.30)	(0.18)	(0.48)	10.08	9.34%	20,721	0.69%	0.59%	1.25%
9/30/17	8.44	0.06	1.31	1.37	(0.11)	(0.02)	(0.13)	9.68	16.48%	19,612	0.70%	0.61%	0.62%
Class R4
9/30/21	$ 8.18	$ 0.08	$ 2.19	$ 2.27	$ (0.13)	$ (0.03)	$ (0.16)	$ 10.29	27.93%	$ 16,268	0.57%	0.47%	0.86%
9/30/20	8.68	0.16	0.28	0.44	(0.15)	(0.79)	(0.94)	8.18	4.78%	15,258	0.58%	0.47%	1.93%
9/30/19	10.05	0.16	(0.15)aa	0.01	(0.23)	(1.15)	(1.38)	8.68	2.66%	23,206	0.59%	0.47%	1.91%
9/30/18	9.65	0.13	0.77	0.90	(0.32)	(0.18)	(0.50)	10.05	9.56%	22,706	0.59%	0.49%	1.37%
9/30/17	8.42	0.06	1.31	1.37	(0.12)	(0.02)	(0.14)	9.65	16.52%	20,958	0.60%	0.51%	0.70%
Class R3
9/30/21	$ 8.11	$ 0.07	$ 2.16	$ 2.23	$ (0.11)	$ (0.03)	$ (0.14)	$ 10.20	27.70%	$ 34,349	0.82%	0.72%	0.71%
9/30/20	8.60	0.10	0.32	0.42	(0.12)	(0.79)	(0.91)	8.11	4.59%	32,608	0.83%	0.72%	1.23%
9/30/19	9.96	0.16	(0.16)aa	0.00[d]	(0.21)	(1.15)	(1.36)	8.60	2.44%	34,061	0.84%	0.72%	1.86%
9/30/18	9.57	0.11	0.76	0.87	(0.30)	(0.18)	(0.48)	9.96	9.28%	39,324	0.84%	0.74%	1.13%
9/30/17	8.36	0.03	1.30	1.33	(0.10)	(0.02)	(0.12)	9.57	16.20%	35,264	0.85%	0.76%	0.38%

The accompanying notes are an integral part of the financial statements.

139

MassMutual RetireSMARTSM by JPMorgan 2055 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 10.15	$ 0.14	$ 2.67	$ 2.81	$ (0.21)	$ (0.42)	$ (0.63)	$ 12.33	28.46%	$ 13,996	0.33%	0.00%	1.20%
9/30/20	10.73	0.21	0.40	0.61	(0.23)	(0.96)	(1.19)	10.15	5.43%	9,429	0.39%	0.00%	2.09%
9/30/19	12.04	0.24	(0.13)aa	0.11	(0.33)	(1.09)	(1.42)	10.73	3.15%	7,761	0.41%	0.00%	2.31%
9/30/18	11.71	0.19	0.94	1.13	(0.44)	(0.36)	(0.80)	12.04	9.97%	3,804	0.49%	0.02%	1.61%
9/30/17	10.30	0.10	1.62	1.72	(0.17)	(0.14)	(0.31)	11.71	17.23%	2,188	0.65%	0.04%	0.93%
Class R5
9/30/21	$ 10.15	$ 0.10	$ 2.70	$ 2.80	$ (0.20)	$ (0.42)	$ (0.62)	$ 12.33	28.35%	$ 1,523	0.43%	0.10%	0.79%
9/30/20	10.73	0.17	0.43	0.60	(0.22)	(0.96)	(1.18)	10.15	5.34%	643	0.49%	0.10%	1.72%
9/30/19	12.04	0.17	(0.08)aa	0.09	(0.31)	(1.09)	(1.40)	10.73	3.02%	534	0.51%	0.10%	1.61%
9/30/18	11.71	0.15	0.96	1.11	(0.42)	(0.36)	(0.78)	12.04	9.84%	231	0.59%	0.11%	1.24%
9/30/17	10.29	0.13	1.59	1.72	(0.16)	(0.14)	(0.30)	11.71	17.14%	139	0.77%	0.13%	1.19%
Service Class
9/30/21	$ 10.18	$ 0.13	$ 2.68	$ 2.81	$ (0.19)	$ (0.42)	$ (0.61)	$ 12.38	28.34%	$ 3,260	0.53%	0.20%	1.11%
9/30/20	10.75	0.18	0.40	0.58	(0.19)	(0.96)	(1.15)	10.18	5.15%	2,498	0.59%	0.20%	1.77%
9/30/19	12.05	0.28	(0.19)aa	0.09	(0.30)	(1.09)	(1.39)	10.75	2.99%	2,291	0.61%	0.20%	2.63%
9/30/18	11.72	0.18	0.93	1.11	(0.42)	(0.36)	(0.78)	12.05	9.78%	5,512	0.69%	0.22%	1.55%
9/30/17	10.32	0.10	1.60	1.70	(0.16)	(0.14)	(0.30)	11.72	16.92%	4,159	0.86%	0.23%	0.88%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	38%	89%	50%	62%	47%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

140

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 10.11	$ 0.10	$ 2.67	$ 2.77	$ (0.18)	$ (0.42)	$ (0.60)	$ 12.28	28.13%	$ 10,954	0.63%	0.30%	0.85%
9/30/20	10.69	0.16	0.42	0.58	(0.20)	(0.96)	(1.16)	10.11	5.13%	7,482	0.69%	0.30%	1.61%
9/30/19	12.00	0.21	(0.14)aa	0.07	(0.29)	(1.09)	(1.38)	10.69	2.79%	8,364	0.71%	0.30%	1.98%
9/30/18	11.67	0.18	0.92	1.10	(0.41)	(0.36)	(0.77)	12.00	9.73%	6,286	0.79%	0.32%	1.52%
9/30/17	10.28	0.08	1.60	1.68	(0.15)	(0.14)	(0.29)	11.67	16.83%	5,022	0.95%	0.34%	0.71%
Class A
9/30/21	$ 10.08	$ 0.11	$ 2.62	$ 2.73	$ (0.16)	$ (0.42)	$ (0.58)	$ 12.23	27.80%	$ 6,298	0.88%	0.55%	0.96%
9/30/20	10.67	0.13	0.42	0.55	(0.18)	(0.96)	(1.14)	10.08	4.83%	10,137	0.94%	0.55%	1.29%
9/30/19	11.97	0.16	(0.11)aa	0.05	(0.26)	(1.09)	(1.35)	10.67	2.55%	7,587	0.96%	0.55%	1.57%
9/30/18	11.64	0.12	0.94	1.06	(0.37)	(0.36)	(0.73)	11.97	9.41%	7,070	1.04%	0.57%	1.02%
9/30/17	10.25	0.08	1.58	1.66	(0.13)	(0.14)	(0.27)	11.64	16.58%	4,975	1.22%	0.58%	0.77%
Class R4
9/30/21	$ 10.04	$ 0.11	$ 2.63	$ 2.74	$ (0.16)	$ (0.42)	$ (0.58)	$ 12.20	28.02%	$ 7,822	0.78%	0.45%	0.92%
9/30/20	10.64	0.22	0.33	0.55	(0.19)	(0.96)	(1.15)	10.04	4.85%	6,887	0.84%	0.45%	2.20%
9/30/19	11.94	0.21	(0.14)aa	0.07	(0.28)	(1.09)	(1.37)	10.64	2.75%	12,251	0.86%	0.45%	2.02%
9/30/18	11.62	0.14	0.93	1.07	(0.39)	(0.36)	(0.75)	11.94	9.50%	11,111	0.94%	0.47%	1.19%
9/30/17	10.24	0.06	1.60	1.66	(0.14)	(0.14)	(0.28)	11.62	16.66%	7,998	1.10%	0.49%	0.54%
Class R3
9/30/21	$ 9.99	$ 0.09	$ 2.60	$ 2.69	$ (0.14)	$ (0.42)	$ (0.56)	$ 12.12	27.60%	$ 23,885	1.03%	0.70%	0.76%
9/30/20	10.58	0.11	0.42	0.53	(0.16)	(0.96)	(1.12)	9.99	4.69%	24,149	1.09%	0.70%	1.17%
9/30/19	11.88	0.19	(0.15)aa	0.04	(0.25)	(1.09)	(1.34)	10.58	2.44%	22,185	1.11%	0.70%	1.79%
9/30/18	11.57	0.13	0.90	1.03	(0.36)	(0.36)	(0.72)	11.88	9.22%	21,236	1.19%	0.72%	1.10%
9/30/17	10.20	0.04	1.59	1.63	(0.12)	(0.14)	(0.26)	11.57	16.41%	16,657	1.36%	0.73%	0.41%

The accompanying notes are an integral part of the financial statements.

141

MassMutual RetireSMARTSM by JPMorgan 2060 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 9.91	$ 0.15	$ 2.59	$ 2.74	$ (0.20)	$ (0.42)	$ (0.62)	$ 12.03	28.43%	$ 14,808	1.07%	0.00%	1.29%
9/30/20	10.53	0.20	0.39	0.59	(0.23)	(0.98)	(1.21)	9.91	5.39%	10,758	1.32%	0.00%	2.06%
9/30/19	11.92	0.28	(0.19)	0.09	(0.32)	(1.16)	(1.48)	10.53	3.15%	10,904	1.57%	0.00%	2.70%
9/30/18	11.40	0.22	0.89	1.11	(0.39)	(0.20)	(0.59)	11.92	10.03%	11,994	1.68%	0.02%	1.90%
9/30/17	10.17	0.12	1.54	1.66	(0.18)	(0.25)	(0.43)	11.40	17.02%	11,238	2.19%	0.04%	1.13%
Class R5
9/30/21	$ 9.89	$ 0.13	$ 2.59	$ 2.72	$ (0.19)	$ (0.42)	$ (0.61)	$ 12.00	28.27%	$ 1,352	1.17%	0.10%	1.12%
9/30/20	10.51	0.25	0.33	0.58	(0.22)	(0.98)	(1.20)	9.89	5.33%	764	1.42%	0.10%	2.51%
9/30/19	11.91	0.10	(0.03)	0.07	(0.31)	(1.16)	(1.47)	10.51	2.96%	1,257	1.67%	0.10%	1.01%
9/30/18	11.39	0.13	0.97	1.10	(0.38)	(0.20)	(0.58)	11.91	9.94%	319	1.78%	0.11%	1.09%
9/30/17	10.16	0.10	1.55	1.65	(0.17)	(0.25)	(0.42)	11.39	16.92%	143	2.27%	0.14%	0.92%
Service Class
9/30/21	$ 9.87	$ 0.12	$ 2.58	$ 2.70	$ (0.18)	$ (0.42)	$ (0.60)	$ 11.97	28.15%	$ 2,047	1.27%	0.21%	1.03%
9/30/20	10.49	0.12	0.45	0.57	(0.21)	(0.98)	(1.19)	9.87	5.23%	1,453	1.52%	0.20%	1.20%
9/30/19	11.90	0.32	(0.27)	0.05	(0.30)	(1.16)	(1.46)	10.49	2.79%	529	1.77%	0.20%	3.10%
9/30/18	11.38	0.12	0.98	1.10	(0.38)	(0.20)	(0.58)	11.90	9.88%	668	1.88%	0.21%	1.01%
9/30/17	10.16	0.08	1.56	1.64	(0.17)	(0.25)	(0.42)	11.38	16.76%	275	2.36%	0.24%	0.77%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	38%	77%	51%	58%	29%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

142

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 9.85	$ 0.09	$ 2.60	$ 2.69	$ (0.17)	$ (0.42)	$ (0.59)	$ 11.95	28.08%	$ 2,210	1.37%	0.33%	0.79%
9/30/20	10.48	0.12	0.43	0.55	(0.20)	(0.98)	(1.18)	9.85	5.07%	1,304	1.62%	0.30%	1.29%
9/30/19	11.87	0.20	(0.15)	0.05	(0.28)	(1.16)	(1.44)	10.48	2.81%	665	1.87%	0.30%	1.97%
9/30/18	11.36	0.17	0.91	1.08	(0.37)	(0.20)	(0.57)	11.87	9.71%	448	1.98%	0.32%	1.47%
9/30/17	10.15	0.04	1.59	1.63	(0.17)	(0.25)	(0.42)	11.36	16.67%	349	2.41%	0.34%	0.34%
Class A
9/30/21	$ 9.83	$ 0.12	$ 2.52	$ 2.64	$ (0.16)	$ (0.42)	$ (0.58)	$ 11.89	27.59%	$ 613	1.62%	0.59%	1.04%
9/30/20	10.46	0.07	0.46	0.53	(0.18)	(0.98)	(1.16)	9.83	4.89%	1,190	1.87%	0.55%	0.74%
9/30/19	11.86	0.19	(0.17)	0.02	(0.26)	(1.16)	(1.42)	10.46	2.50%	437	2.12%	0.55%	1.84%
9/30/18	11.35	0.10	0.95	1.05	(0.34)	(0.20)	(0.54)	11.86	9.47%	304	2.23%	0.56%	0.89%
9/30/17	10.13	0.06	1.54	1.60	(0.13)	(0.25)	(0.38)	11.35	16.40%	155	2.73%	0.59%	0.53%
Class R4
9/30/21	$ 9.85	$ 0.11	$ 2.57	$ 2.68	$ (0.17)	$ (0.42)	$ (0.59)	$ 11.94	27.90%	$ 1,019	1.52%	0.45%	0.92%
9/30/20	10.47	0.12	0.42	0.54	(0.18)	(0.98)	(1.16)	9.85	4.97%	769	1.77%	0.45%	1.26%
9/30/19	11.87	0.14	(0.11)	0.03	(0.27)	(1.16)	(1.43)	10.47	2.60%	374	2.02%	0.45%	1.36%
9/30/18	11.36	0.14	0.92	1.06	(0.35)	(0.20)	(0.55)	11.87	9.58%	255	2.13%	0.47%	1.24%
9/30/17	10.14	0.06	1.55	1.61	(0.14)	(0.25)	(0.39)	11.36	16.47%	162	2.62%	0.49%	0.55%
Class R3
9/30/21	$ 9.80	$ 0.12	$ 2.51	$ 2.63	$ (0.14)	$ (0.42)	$ (0.56)	$ 11.87	27.53%	$ 1,510	1.77%	0.70%	1.03%
9/30/20	10.41	0.08	0.43	0.51	(0.14)	(0.98)	(1.12)	9.80	4.66%	1,885	2.02%	0.70%	0.89%
9/30/19	11.80	0.14	(0.12)	0.02	(0.25)	(1.16)	(1.41)	10.41	2.49%	1,096	2.27%	0.70%	1.38%
9/30/18	11.32	0.08	0.94	1.02	(0.34)	(0.20)	(0.54)	11.80	9.20%	800	2.38%	0.72%	0.73%
9/30/17	10.12	0.02	1.57	1.59	(0.14)	(0.25)	(0.39)	11.32	16.25%	322	2.83%	0.74%	0.15%

The accompanying notes are an integral part of the financial statements.

143

MassMutual Select T. Rowe Price Retirement Balanced Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 16.19	$ 0.25	$ 2.00	$ 2.25	$ (0.36)	$ (0.36)	$ (0.72)	$ 17.72	14.19%	$ 25,173	0.40%	0.27%	1.42%
9/30/20	15.46	0.31	0.91	1.22	(0.38)	(0.11)	(0.49)	16.19	8.01%	18,598	0.19%	0.06%	2.03%
9/30/19	15.22	0.29	0.44	0.73	(0.36)	(0.13)	(0.49)	15.46	5.24%	14,363	0.27%	0.01%	1.94%
9/30/18[g]	15.00	0.02	0.20	0.22	—	—	—	15.22	1.47%[b]	5,429	0.41%[a]	0.00%[a]	0.25%[a]
Class M5
9/30/21	$ 16.20	$ 0.23	$ 2.00	$ 2.23	$ (0.34)	$ (0.36)	$ (0.70)	$ 17.73	14.02%	$ 152,253	0.55%	0.42%	1.30%
9/30/20	15.48	0.34	0.85	1.19	(0.36)	(0.11)	(0.47)	16.20	7.85%	126,059	0.33%	0.20%	2.17%
9/30/19	15.21	0.08	0.64	0.72	(0.32)	(0.13)	(0.45)	15.48	5.11%	118,872	0.42%	0.16%	0.53%
9/30/18[g]	15.00	0.01	0.20	0.21	—	—	—	15.21	1.40%[b]	9,189	0.56%[a]	0.15%[a]	0.09%[a]
Class M4
9/30/21	$ 16.13	$ 0.22	$ 1.97	$ 2.19	$ (0.30)	$ (0.36)	$ (0.66)	$ 17.66	13.80%	$ 14,092	0.80%	0.67%	1.27%
9/30/20	15.42	0.30	0.84	1.14	(0.32)	(0.11)	(0.43)	16.13	7.52%	19,598	0.58%	0.45%	1.94%
9/30/19	15.18	0.27	0.41	0.68	(0.31)	(0.13)	(0.44)	15.42	4.85%	17,961	0.67%	0.40%	1.79%
9/30/18[g]	15.00	(0.02)	0.20	0.18	—	—	—	15.18	1.20%[b]	14,251	0.81%[a]	0.40%[a]	(0.16%)[a]
Class M3
9/30/21	$ 16.11	$ 0.13	$ 2.01	$ 2.14	$ (0.24)	$ (0.36)	$ (0.60)	$ 17.65	13.47%	$ 6,265	1.05%	0.92%	0.74%
9/30/20	15.39	0.28	0.82	1.10	(0.27)	(0.11)	(0.38)	16.11	7.27%	6,073	0.83%	0.70%	1.79%
9/30/19	15.16	0.25	0.39	0.64	(0.28)	(0.13)	(0.41)	15.39	4.61%	7,417	0.92%	0.66%	1.68%
9/30/18[g]	15.00	(0.04)	0.20	0.16	—	—	—	15.16	1.07%[b]	6,340	1.06%[a]	0.65%[a]	(0.41%)[a]

	Year ended September 30			Period ended
	2021	2020	2019	September 30, 2018[b]
Portfolio turnover rate	38%	50%	19%	60%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

144

MassMutual Select T. Rowe Price Retirement 2005 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 16.24	$ 0.30	$ 1.84	$ 2.14	$ (0.38)	$ (0.48)	$ (0.86)	$ 17.52	13.48%	$ 17,418	0.42%	0.28%	1.74%
9/30/20	15.74	0.34	0.85	1.19	(0.43)	(0.26)	(0.69)	16.24	7.74%	19,736	0.62%	0.06%	2.21%
9/30/19	15.19	0.21	0.66	0.87	(0.29)	(0.03)	(0.32)	15.74	5.96%	13,386	0.87%	0.02%	1.40%
9/30/18[g]	15.00	0.04	0.15	0.19	—	—	—	15.19	1.27%[b]	4,932	2.26%[a]	0.00%[a]	0.38%[a]
Class M5
9/30/21	$ 16.20	$ 0.24	$ 1.87	$ 2.11	$ (0.35)	$ (0.48)	$ (0.83)	$ 17.48	13.33%	$ 7,783	0.57%	0.43%	1.39%
9/30/20	15.71	0.41	0.75	1.16	(0.41)	(0.26)	(0.67)	16.20	7.55%	8,440	0.77%	0.20%	2.63%
9/30/19	15.17	0.34	0.50	0.84	(0.27)	(0.03)	(0.30)	15.71	5.80%	8,422	1.03%	0.16%	2.26%
9/30/18[g]	15.00	0.02	0.15	0.17	—	—	—	15.17	1.13%[b]	7,754	2.41%[a]	0.15%[a]	0.21%[a]
Class M4
9/30/21	$ 16.17	$ 0.21	$ 1.86	$ 2.07	$ (0.30)	$ (0.48)	$ (0.78)	$ 17.46	13.07%	$ 3,096	0.82%	0.68%	1.22%
9/30/20	15.69	0.36	0.76	1.12	(0.38)	(0.26)	(0.64)	16.17	7.29%	3,455	1.02%	0.45%	2.30%
9/30/19	15.15	0.25	0.56	0.81	(0.24)	(0.03)	(0.27)	15.69	5.53%	3,138	1.28%	0.41%	1.64%
9/30/18[g]	15.00	(0.00)[d]	0.15	0.15	—	—	—	15.15	1.00%[b]	2,059	2.66%[a]	0.40%[a]	(0.05%)[a]
Class M3
9/30/21	$ 16.11	$ 0.12	$ 1.90	$ 2.02	$ (0.26)	$ (0.48)	$ (0.74)	$ 17.39	12.77%	$ 1,603	1.07%	0.93%	0.72%
9/30/20	15.64	0.32	0.76	1.08	(0.35)	(0.26)	(0.61)	16.11	7.01%	1,227	1.27%	0.69%	2.07%
9/30/19	15.12	0.22	0.55	0.77	(0.22)	(0.03)	(0.25)	15.64	5.28%	1,539	1.53%	0.66%	1.45%
9/30/18[g]	15.00	(0.03)	0.15	0.12	—	—	—	15.12	0.80%[b]	895	2.91%[a]	0.65%[a]	(0.30%)[a]

	Year ended September 30			Period ended
	2021	2020	2019	September 30, 2018[b]
Portfolio turnover rate	54%	59%	41%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

145

MassMutual Select T. Rowe Price Retirement 2010 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 16.05	$ 0.27	$ 2.05	$ 2.32	$ (0.37)	$ (0.37)	$ (0.74)	$ 17.63	14.74%	$ 75,734	0.42%	0.28%	1.55%
9/30/20	15.66	0.37	0.85	1.22	(0.43)	(0.40)	(0.83)	16.05	8.02%	72,187	0.20%	0.05%	2.40%
9/30/19	15.20	0.34	0.50	0.84	(0.37)	(0.01)	(0.38)	15.66	5.84%	65,842	0.16%	0.01%	2.26%
9/30/18[g]	15.00	0.02	0.18	0.20	—	—	—	15.20	1.33%[b]	19,842	0.26%[a]	0.00%[a]	0.33%[a]
Class M5
9/30/21	$ 16.03	$ 0.21	$ 2.08	$ 2.29	$ (0.34)	$ (0.37)	$ (0.71)	$ 17.61	14.57%	$ 32,649	0.57%	0.43%	1.20%
9/30/20	15.65	0.39	0.80	1.19	(0.41)	(0.40)	(0.81)	16.03	7.81%	28,892	0.34%	0.20%	2.53%
9/30/19	15.19	0.36	0.46	0.82	(0.35)	(0.01)	(0.36)	15.65	5.70%	30,690	0.31%	0.16%	2.43%
9/30/18[g]	15.00	0.01	0.18	0.19	—	—	—	15.19	1.27%[b]	32,952	0.41%[a]	0.15%[a]	0.16%[a]
Class M4
9/30/21	$ 15.99	$ 0.23	$ 2.02	$ 2.25	$ (0.31)	$ (0.37)	$ (0.68)	$ 17.56	14.35%	$ 26,545	0.82%	0.68%	1.37%
9/30/20	15.61	0.33	0.82	1.15	(0.37)	(0.40)	(0.77)	15.99	7.56%	30,398	0.60%	0.45%	2.16%
9/30/19	15.17	0.31	0.46	0.77	(0.32)	(0.01)	(0.33)	15.61	5.37%	23,473	0.56%	0.41%	2.06%
9/30/18[g]	15.00	(0.01)	0.18	0.17	—	—	—	15.17	1.13%[b]	20,459	0.66%[a]	0.40%[a]	(0.08%)[a]
Class M3
9/30/21	$ 15.99	$ 0.15	$ 2.04	$ 2.19	$ (0.25)	$ (0.37)	$ (0.62)	$ 17.56	13.97%	$ 13,883	1.07%	0.93%	0.90%
9/30/20	15.59	0.25	0.87	1.12	(0.32)	(0.40)	(0.72)	15.99	7.34%	14,512	0.85%	0.70%	1.62%
9/30/19	15.14	0.26	0.48	0.74	(0.28)	(0.01)	(0.29)	15.59	5.15%	13,737	0.81%	0.66%	1.74%
9/30/18[g]	15.00	(0.04)	0.18	0.14	—	—	—	15.14	0.93%[b]	15,085	0.91%[a]	0.65%[a]	(0.33%)[a]

	Year ended September 30			Period ended
	2021	2020	2019	September 30, 2018[b]
Portfolio turnover rate	33%	53%	27%	14%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

146

MassMutual Select T. Rowe Price Retirement 2015 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 16.17	$ 0.24	$ 2.32	$ 2.56	$ (0.35)	$ (0.41)	$ (0.76)	$ 17.97	16.19%	$ 78,555	0.44%	0.32%	1.35%
9/30/20	15.64	0.35	0.93	1.28	(0.41)	(0.34)	(0.75)	16.17	8.40%	65,346	0.20%	0.06%	2.29%
9/30/19	15.21	0.30	0.49	0.79	(0.34)	(0.02)	(0.36)	15.64	5.52%	56,389	0.17%	0.01%	1.99%
9/30/18[g]	15.00	0.02	0.19	0.21	—	—	—	15.21	1.40%[b]	27,304	0.34%[a]	0.00%[a]	0.29%[a]
Class M5
9/30/21	$ 16.14	$ 0.21	$ 2.32	$ 2.53	$ (0.32)	$ (0.41)	$ (0.73)	$ 17.94	16.05%	$ 64,169	0.59%	0.47%	1.21%
9/30/20	15.62	0.36	0.89	1.25	(0.39)	(0.34)	(0.73)	16.14	8.19%	53,926	0.35%	0.21%	2.30%
9/30/19	15.19	0.32	0.46	0.78	(0.33)	(0.02)	(0.35)	15.62	5.44%	52,284	0.32%	0.16%	2.14%
9/30/18[g]	15.00	0.01	0.18	0.19	—	—	—	15.19	1.27%[b]	53,386	0.49%[a]	0.15%[a]	0.14%[a]
Class M4
9/30/21	$ 16.12	$ 0.19	$ 2.30	$ 2.49	$ (0.28)	$ (0.41)	$ (0.69)	$ 17.92	15.74%	$ 11,856	0.84%	0.72%	1.07%
9/30/20	15.60	0.31	0.89	1.20	(0.34)	(0.34)	(0.68)	16.12	7.89%	12,857	0.60%	0.46%	2.03%
9/30/19	15.17	0.23	0.51	0.74	(0.29)	(0.02)	(0.31)	15.60	5.15%	13,738	0.57%	0.41%	1.52%
9/30/18[g]	15.00	(0.01)	0.18	0.17	—	—	—	15.17	1.13%[b]	11,781	0.74%[a]	0.40%[a]	(0.12%)[a]
Class M3
9/30/21	$ 16.08	$ 0.13	$ 2.31	$ 2.44	$ (0.24)	$ (0.41)	$ (0.65)	$ 17.87	15.46%	$ 6,990	1.09%	0.97%	0.76%
9/30/20	15.56	0.30	0.87	1.17	(0.31)	(0.34)	(0.65)	16.08	7.65%	7,211	0.85%	0.70%	1.96%
9/30/19	15.15	0.28	0.41	0.69	(0.26)	(0.02)	(0.28)	15.56	4.84%	8,621	0.82%	0.66%	1.89%
9/30/18[g]	15.00	(0.04)	0.19	0.15	—	—	—	15.15	1.00%[b]	7,694	0.99%[a]	0.65%[a]	(0.37%)[a]

	Year ended September 30			Period ended
	2021	2020	2019	September 30, 2018[b]
Portfolio turnover rate	35%	57%	32%	19%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

147

MassMutual Select T. Rowe Price Retirement 2020 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 16.22	$ 0.22	$ 2.62	$ 2.84	$ (0.34)	$ (0.41)	$ (0.75)	$ 18.31	17.87%	$ 303,954	0.47%	0.35%	1.25%
9/30/20	15.63	0.33	0.99	1.32	(0.39)	(0.34)	(0.73)	16.22	8.63%	265,328	0.12%	0.07%	2.11%
9/30/19	15.23	0.27	0.47	0.74	(0.33)	(0.01)	(0.34)	15.63	5.20%	219,375	0.05%	0.02%	1.81%
9/30/18[g]	15.00	0.02	0.21	0.23	—	—	—	15.23	1.53%[b]	110,027	0.05%[a]	0.00%[a]	0.25%[a]
Class M5
9/30/21	$ 16.20	$ 0.19	$ 2.62	$ 2.81	$ (0.31)	$ (0.41)	$ (0.72)	$ 18.29	17.71%	$ 282,667	0.62%	0.50%	1.05%
9/30/20	15.61	0.34	0.96	1.30	(0.37)	(0.34)	(0.71)	16.20	8.49%	257,134	0.26%	0.21%	2.17%
9/30/19	15.21	0.29	0.43	0.72	(0.31)	(0.01)	(0.32)	15.61	5.07%	251,317	0.20%	0.17%	1.93%
9/30/18[g]	15.00	0.01	0.20	0.21	—	—	—	15.21	1.40%[b]	243,194	0.20%[a]	0.15%[a]	0.09%[a]
Class M4
9/30/21	$ 16.17	$ 0.19	$ 2.57	$ 2.76	$ (0.28)	$ (0.41)	$ (0.69)	$ 18.24	17.38%	$ 139,862	0.87%	0.75%	1.08%
9/30/20	15.58	0.30	0.96	1.26	(0.33)	(0.34)	(0.67)	16.17	8.24%	159,246	0.51%	0.46%	1.92%
9/30/19	15.19	0.26	0.42	0.68	(0.28)	(0.01)	(0.29)	15.58	4.79%	147,162	0.45%	0.42%	1.77%
9/30/18[g]	15.00	(0.01)	0.20	0.19	—	—	—	15.19	1.27%[b]	136,540	0.45%[a]	0.40%[a]	(0.16%)[a]
Class M3
9/30/21	$ 16.16	$ 0.12	$ 2.58	$ 2.70	$ (0.21)	$ (0.41)	$ (0.62)	$ 18.24	17.02%	$ 55,402	1.12%	1.00%	0.66%
9/30/20	15.56	0.25	0.97	1.22	(0.28)	(0.34)	(0.62)	16.16	8.01%	65,611	0.76%	0.71%	1.65%
9/30/19	15.17	0.21	0.43	0.64	(0.24)	(0.01)	(0.25)	15.56	4.49%	74,882	0.70%	0.67%	1.39%
9/30/18[g]	15.00	(0.04)	0.21	0.17	—	—	—	15.17	1.13%[b]	76,167	0.70%[a]	0.65%[a]	(0.41%)[a]

	Year ended September 30			Period ended
	2021	2020	2019	September 30, 2018[b]
Portfolio turnover rate	35%	53%	19%	11%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

148

MassMutual Select T. Rowe Price Retirement 2025 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 16.46	$ 0.20	$ 3.07	$ 3.27	$ (0.33)	$ (0.36)	$ (0.69)	$ 19.04	20.22%	$ 377,165	0.51%	0.39%	1.06%
9/30/20	15.62	0.29	1.15	1.44	(0.36)	(0.24)	(0.60)	16.46	9.35%	284,762	0.14%	0.08%	1.89%
9/30/19	15.23	0.22	0.47	0.69	(0.29)	(0.01)	(0.30)	15.62	4.91%	202,728	0.06%	0.02%	1.43%
9/30/18[g]	15.00	0.02	0.21	0.23	—	—	—	15.23	1.53%[b]	81,689	0.09%[a]	0.00%[a]	0.20%[a]
Class M5
9/30/21	$ 16.43	$ 0.17	$ 3.07	$ 3.24	$ (0.30)	$ (0.36)	$ (0.66)	$ 19.01	20.08%	$ 195,342	0.66%	0.54%	0.93%
9/30/20	15.60	0.32	1.09	1.41	(0.34)	(0.24)	(0.58)	16.43	9.15%	158,255	0.27%	0.22%	2.07%
9/30/19	15.22	0.26	0.41	0.67	(0.28)	(0.01)	(0.29)	15.60	4.72%	154,071	0.21%	0.16%	1.73%
9/30/18[g]	15.00	0.00[d]	0.22	0.22	—	—	—	15.22	1.47%[b]	147,045	0.24%[a]	0.15%[a]	0.05%[a]
Class M4
9/30/21	$ 16.40	$ 0.14	$ 3.04	$ 3.18	$ (0.26)	$ (0.36)	$ (0.62)	$ 18.96	19.73%	$ 98,755	0.91%	0.79%	0.76%
9/30/20	15.58	0.26	1.11	1.37	(0.31)	(0.24)	(0.55)	16.40	8.85%	89,755	0.53%	0.48%	1.69%
9/30/19	15.20	0.20	0.44	0.64	(0.25)	(0.01)	(0.26)	15.58	4.48%	81,705	0.46%	0.41%	1.33%
9/30/18[g]	15.00	(0.02)	0.22	0.20	—	—	—	15.20	1.33%[b]	61,589	0.49%[a]	0.40%[a]	(0.20%)[a]
Class M3
9/30/21	$ 16.35	$ 0.10	$ 3.02	$ 3.12	$ (0.21)	$ (0.36)	$ (0.57)	$ 18.90	19.41%	$ 51,074	1.16%	1.04%	0.57%
9/30/20	15.53	0.25	1.08	1.33	(0.27)	(0.24)	(0.51)	16.35	8.62%	55,244	0.77%	0.72%	1.59%
9/30/19	15.17	0.16	0.44	0.60	(0.23)	(0.01)	(0.24)	15.53	4.23%	64,120	0.71%	0.66%	1.10%
9/30/18[g]	15.00	(0.04)	0.21	0.17	—	—	—	15.17	1.13%[b]	44,333	0.74%[a]	0.65%[a]	(0.45%)[a]

	Year ended September 30			Period ended
	2021	2020	2019	September 30, 2018[b]
Portfolio turnover rate	40%	42%	14%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

149

MassMutual Select T. Rowe Price Retirement 2030 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 16.54	$ 0.17	$ 3.54	$ 3.71	$ (0.31)	$ (0.27)	$ (0.58)	$ 19.67	22.79%	$ 582,489	0.54%	0.43%	0.88%
9/30/20	15.60	0.27	1.23	1.50	(0.34)	(0.22)	(0.56)	16.54	9.78%	432,292	0.13%	0.09%	1.74%
9/30/19	15.23	0.20	0.45	0.65	(0.28)	(0.00)[d]	(0.28)	15.60	4.61%	329,602	0.04%	0.01%	1.37%
9/30/18[g]	15.00	0.01	0.22	0.23	—	—	—	15.23	1.53%[b]	148,473	0.04%[a]	0.00%[a]	0.16%[a]
Class M5
9/30/21	$ 16.52	$ 0.13	$ 3.55	$ 3.68	$ (0.28)	$ (0.27)	$ (0.55)	$ 19.65	22.65%	$ 646,934	0.69%	0.58%	0.67%
9/30/20	15.58	0.28	1.20	1.48	(0.32)	(0.22)	(0.54)	16.52	9.65%	489,123	0.27%	0.23%	1.77%
9/30/19	15.22	0.23	0.39	0.62	(0.26)	(0.00)[d]	(0.26)	15.58	4.41%	434,061	0.19%	0.16%	1.53%
9/30/18[g]	15.00	0.00[d]	0.22	0.22	—	—	—	15.22	1.47%[b]	409,120	0.19%[a]	0.15%[a]	0.00%[a]
Class M4
9/30/21	$ 16.48	$ 0.14	$ 3.48	$ 3.62	$ (0.25)	$ (0.27)	$ (0.52)	$ 19.58	22.29%	$ 291,355	0.94%	0.83%	0.73%
9/30/20	15.55	0.23	1.20	1.43	(0.28)	(0.22)	(0.50)	16.48	9.34%	298,652	0.52%	0.48%	1.51%
9/30/19	15.20	0.20	0.39	0.59	(0.24)	(0.00)[d]	(0.24)	15.55	4.16%	247,113	0.44%	0.41%	1.34%
9/30/18[g]	15.00	(0.02)	0.22	0.20	—	—	—	15.20	1.33%[b]	193,313	0.44%[a]	0.40%[a]	(0.25%)[a]
Class M3
9/30/21	$ 16.46	$ 0.06	$ 3.52	$ 3.58	$ (0.18)	$ (0.27)	$ (0.45)	$ 19.59	22.06%	$ 112,891	1.19%	1.08%	0.34%
9/30/20	15.53	0.20	1.19	1.39	(0.24)	(0.22)	(0.46)	16.46	9.06%	123,936	0.77%	0.73%	1.30%
9/30/19	15.17	0.15	0.41	0.56	(0.20)	(0.00)[d]	(0.20)	15.53	3.93%	131,017	0.69%	0.66%	1.01%
9/30/18[g]	15.00	(0.05)	0.22	0.17	—	—	—	15.17	1.13%[b]	123,963	0.69%[a]	0.65%[a]	(0.50%)[a]

	Year ended September 30			Period ended
	2021	2020	2019	September 30, 2018[b]
Portfolio turnover rate	27%	34%	12%	7%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

150

MassMutual Select T. Rowe Price Retirement 2035 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 16.64	$ 0.14	$ 4.02	$ 4.16	$ (0.28)	$ (0.26)	$ (0.54)	$ 20.26	25.35%	$ 372,474	0.57%	0.44%	0.71%
9/30/20	15.58	0.25	1.30	1.55	(0.32)	(0.17)	(0.49)	16.64	10.08%	250,301	0.15%	0.09%	1.59%
9/30/19	15.24	0.17	0.42	0.59	(0.25)	(0.00)[d]	(0.25)	15.58	4.23%	172,985	0.07%	0.02%	1.15%
9/30/18[g]	15.00	0.01	0.23	0.24	—	—	—	15.24	1.60%[b]	70,756	0.10%[a]	0.00%[a]	0.12%[a]
Class M5
9/30/21	$ 16.62	$ 0.12	$ 3.99	$ 4.11	$ (0.25)	$ (0.26)	$ (0.51)	$ 20.22	25.09%	$ 233,159	0.72%	0.61%	0.62%
9/30/20	15.56	0.26	1.27	1.53	(0.30)	(0.17)	(0.47)	16.62	9.95%	176,646	0.29%	0.23%	1.68%
9/30/19	15.23	0.20	0.37	0.57	(0.24)	(0.00)[d]	(0.24)	15.56	4.05%	155,562	0.22%	0.16%	1.31%
9/30/18[g]	15.00	(0.00)[d]	0.23	0.23	—	—	—	15.23	1.53%[b]	136,793	0.25%[a]	0.15%[a]	(0.03%)[a]
Class M4
9/30/21	$ 16.58	$ 0.06	$ 4.00	$ 4.06	$ (0.22)	$ (0.26)	$ (0.48)	$ 20.16	24.81%	$ 120,031	0.97%	0.86%	0.30%
9/30/20	15.53	0.22	1.27	1.49	(0.27)	(0.17)	(0.44)	16.58	9.66%	75,337	0.55%	0.49%	1.38%
9/30/19	15.20	0.16	0.38	0.54	(0.21)	(0.00)[d]	(0.21)	15.53	3.81%	65,583	0.47%	0.41%	1.05%
9/30/18[g]	15.00	(0.03)	0.23	0.20	—	—	—	15.20	1.33%[b]	54,036	0.50%[a]	0.40%[a]	(0.28%)[a]
Class M3
9/30/21	$ 16.55	$ 0.05	$ 3.95	$ 4.00	$ (0.16)	$ (0.26)	$ (0.42)	$ 20.13	24.44%	$ 45,019	1.22%	1.12%	0.25%
9/30/20	15.50	0.19	1.25	1.44	(0.22)	(0.17)	(0.39)	16.55	9.39%	58,793	0.79%	0.73%	1.19%
9/30/19	15.18	0.12	0.39	0.51	(0.19)	(0.00)[d]	(0.19)	15.50	3.57%	57,490	0.72%	0.66%	0.80%
9/30/18[g]	15.00	(0.05)	0.23	0.18	—	—	—	15.18	1.20%[b]	50,119	0.75%[a]	0.65%[a]	(0.53%)[a]

	Year ended September 30			Period ended
	2021	2020	2019	September 30, 2018[b]
Portfolio turnover rate	21%	27%	12%	9%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

151

MassMutual Select T. Rowe Price Retirement 2040 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 16.73	$ 0.12	$ 4.41	$ 4.53	$ (0.25)	$ (0.24)	$ (0.49)	$ 20.77	27.48%	$ 416,707	0.59%	0.47%	0.63%
9/30/20	15.56	0.23	1.38	1.61	(0.31)	(0.13)	(0.44)	16.73	10.45%	300,976	0.14%	0.09%	1.49%
9/30/19	15.24	0.16	0.40	0.56	(0.24)	(0.00)[d]	(0.24)	15.56	3.97%	223,242	0.04%	0.02%	1.05%
9/30/18[g]	15.00	0.01	0.23	0.24	—	—	—	15.24	1.60%[b]	99,534	0.05%[a]	0.00%[a]	0.08%[a]
Class M5
9/30/21	$ 16.71	$ 0.07	$ 4.43	$ 4.50	$ (0.23)	$ (0.24)	$ (0.47)	$ 20.74	27.28%	$ 602,095	0.74%	0.64%	0.36%
9/30/20	15.54	0.23	1.36	1.59	(0.29)	(0.13)	(0.42)	16.71	10.32%	405,437	0.29%	0.25%	1.47%
9/30/19	15.23	0.18	0.35	0.53	(0.22)	(0.00)[d]	(0.22)	15.54	3.77%	337,741	0.19%	0.16%	1.20%
9/30/18[g]	15.00	(0.01)	0.24	0.23	—	—	—	15.23	1.53%[b]	316,521	0.20%[a]	0.15%[a]	(0.07%)[a]
Class M4
9/30/21	$ 16.66	$ 0.09	$ 4.35	$ 4.44	$ (0.20)	$ (0.24)	$ (0.44)	$ 20.66	26.97%	$ 249,137	0.99%	0.89%	0.48%
9/30/20	15.50	0.19	1.35	1.54	(0.25)	(0.13)	(0.38)	16.66	10.03%	249,598	0.54%	0.50%	1.22%
9/30/19	15.21	0.15	0.34	0.49	(0.20)	(0.00)[d]	(0.20)	15.50	3.48%	189,684	0.44%	0.42%	1.00%
9/30/18[g]	15.00	(0.03)	0.24	0.21	—	—	—	15.21	1.40%[b]	132,361	0.45%[a]	0.40%[a]	(0.32%)[a]
Class M3
9/30/21	$ 16.65	$ 0.01	$ 4.38	$ 4.39	$ (0.13)	$ (0.24)	$ (0.37)	$ 20.67	26.62%	$ 90,972	1.24%	1.15%	0.04%
9/30/20	15.49	0.15	1.35	1.50	(0.21)	(0.13)	(0.34)	16.65	9.76%	98,070	0.78%	0.74%	0.96%
9/30/19	15.18	0.09	0.38	0.47	(0.16)	(0.00)[d]	(0.16)	15.49	3.30%	94,948	0.69%	0.66%	0.64%
9/30/18[g]	15.00	(0.05)	0.23	0.18	—	—	—	15.18	1.20%[b]	86,806	0.70%[a]	0.65%[a]	(0.57%)[a]

	Year ended September 30			Period ended
	2021	2020	2019	September 30, 2018[b]
Portfolio turnover rate	18%	22%	10%	6%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

152

MassMutual Select T. Rowe Price Retirement 2045 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 16.76	$ 0.10	$ 4.69	$ 4.79	$ (0.24)	$ (0.24)	$ (0.48)	$ 21.07	28.97%	$ 247,138	0.61%	0.47%	0.50%
9/30/20	15.54	0.22	1.41	1.63	(0.29)	(0.12)	(0.41)	16.76	10.60%	154,476	0.18%	0.10%	1.39%
9/30/19	15.25	0.14	0.38	0.52	(0.23)	(0.00)[d]	(0.23)	15.54	3.71%	111,981	0.08%	0.01%	0.91%
9/30/18[g]	15.00	0.01	0.24	0.25	—	—	—	15.25	1.67%[b]	41,249	0.12%[a]	0.00%[a]	0.06%[a]
Class M5
9/30/21	$ 16.74	$ 0.07	$ 4.66	$ 4.73	$ (0.21)	$ (0.24)	$ (0.45)	$ 21.02	28.65%	$ 198,343	0.76%	0.67%	0.37%
9/30/20	15.53	0.22	1.38	1.60	(0.27)	(0.12)	(0.39)	16.74	10.40%	141,319	0.31%	0.25%	1.40%
9/30/19	15.23	0.16	0.35	0.51	(0.21)	(0.00)[d]	(0.21)	15.53	3.64%	119,760	0.23%	0.15%	1.08%
9/30/18[g]	15.00	(0.01)	0.24	0.23	—	—	—	15.23	1.53%[b]	106,428	0.27%[a]	0.15%[a]	(0.09%)[a]
Class M4
9/30/21	$ 16.70	$ 0.03	$ 4.65	$ 4.68	$ (0.18)	$ (0.24)	$ (0.42)	$ 20.96	28.38%	$ 90,570	1.01%	0.92%	0.16%
9/30/20	15.50	0.18	1.38	1.56	(0.24)	(0.12)	(0.36)	16.70	10.12%	60,056	0.56%	0.50%	1.15%
9/30/19	15.21	0.12	0.35	0.47	(0.18)	(0.00)[d]	(0.18)	15.50	3.35%	53,040	0.48%	0.40%	0.78%
9/30/18[g]	15.00	(0.03)	0.24	0.21	—	—	—	15.21	1.40%[b]	39,913	0.52%[a]	0.40%[a]	(0.34%)[a]
Class M3
9/30/21	$ 16.67	$ 0.01	$ 4.61	$ 4.62	$ (0.10)	$ (0.24)	$ (0.34)	$ 20.95	28.02%	$ 35,140	1.26%	1.17%	0.03%
9/30/20	15.47	0.14	1.38	1.52	(0.20)	(0.12)	(0.32)	16.67	9.86%	46,619	0.81%	0.74%	0.92%
9/30/19	15.19	0.08	0.36	0.44	(0.16)	(0.00)[d]	(0.16)	15.47	3.08%	44,515	0.73%	0.65%	0.55%
9/30/18[g]	15.00	(0.05)	0.24	0.19	—	—	—	15.19	1.27%[b]	35,501	0.77%[a]	0.65%[a]	(0.59%)[a]

	Year ended September 30			Period ended
	2021	2020	2019	September 30, 2018[b]
Portfolio turnover rate	18%	22%	10%	8%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

153

MassMutual Select T. Rowe Price Retirement 2050 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 16.78	$ 0.10	$ 4.70	$ 4.80	$ (0.24)	$ (0.26)	$ (0.50)	$ 21.08	29.03%	$ 258,313	0.61%	0.48%	0.49%
9/30/20	15.55	0.22	1.41	1.63	(0.29)	(0.11)	(0.40)	16.78	10.57%	161,863	0.16%	0.10%	1.39%
9/30/19	15.25	0.13	0.40	0.53	(0.23)	(0.00)[d]	(0.23)	15.55	3.75%	121,897	0.06%	0.01%	0.90%
9/30/18[g]	15.00	0.00[d]	0.25	0.25	—	—	—	15.25	1.67%[b]	46,555	0.08%[a]	0.00%[a]	0.06%[a]
Class M5
9/30/21	$ 16.76	$ 0.05	$ 4.71	$ 4.76	$ (0.22)	$ (0.26)	$ (0.48)	$ 21.04	28.76%	$ 415,859	0.76%	0.67%	0.27%
9/30/20	15.53	0.21	1.40	1.61	(0.27)	(0.11)	(0.38)	16.76	10.44%	280,003	0.30%	0.25%	1.34%
9/30/19	15.23	0.16	0.35	0.51	(0.21)	(0.00)[d]	(0.21)	15.53	3.62%	223,250	0.21%	0.15%	1.11%
9/30/18[g]	15.00	(0.01)	0.24	0.23	—	—	—	15.23	1.53%[b]	199,760	0.23%[a]	0.15%[a]	(0.09%)[a]
Class M4
9/30/21	$ 16.71	$ 0.06	$ 4.64	$ 4.70	$ (0.19)	$ (0.26)	$ (0.45)	$ 20.96	28.47%	$ 160,626	1.01%	0.92%	0.32%
9/30/20	15.49	0.17	1.39	1.56	(0.23)	(0.11)	(0.34)	16.71	10.16%	147,994	0.55%	0.50%	1.09%
9/30/19	15.21	0.14	0.33	0.47	(0.19)	(0.00)[d]	(0.19)	15.49	3.33%	106,909	0.46%	0.41%	0.93%
9/30/18[g]	15.00	(0.03)	0.24	0.21	—	—	—	15.21	1.40%[b]	76,013	0.48%[a]	0.40%[a]	(0.34%)[a]
Class M3
9/30/21	$ 16.69	$ (0.01)	$ 4.65	$ 4.64	$ (0.12)	$ (0.26)	$ (0.38)	$ 20.95	28.09%	$ 60,911	1.26%	1.17%	(0.07%)
9/30/20	15.47	0.13	1.39	1.52	(0.19)	(0.11)	(0.30)	16.69	9.91%	57,934	0.80%	0.74%	0.84%
9/30/19	15.19	0.08	0.35	0.43	(0.15)	(0.00)[d]	(0.15)	15.47	3.03%	53,218	0.71%	0.65%	0.54%
9/30/18[g]	15.00	(0.05)	0.24	0.19	—	—	—	15.19	1.27%[b]	44,079	0.73%[a]	0.65%[a]	(0.59%)[a]

	Year ended September 30			Period ended
	2021	2020	2019	September 30, 2018[b]
Portfolio turnover rate	15%	22%	10%	5%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

154

MassMutual Select T. Rowe Price Retirement 2055 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 16.75	$ 0.10	$ 4.70	$ 4.80	$ (0.24)	$ (0.28)	$ (0.52)	$ 21.03	29.06%	$ 112,730	0.61%	0.48%	0.48%
9/30/20	15.54	0.21	1.41	1.62	(0.29)	(0.12)	(0.41)	16.75	10.55%	67,777	0.22%	0.10%	1.32%
9/30/19	15.25	0.13	0.39	0.52	(0.23)	(0.00)[d]	(0.23)	15.54	3.70%	46,245	0.15%	0.01%	0.85%
9/30/18[g]	15.00	0.00[d]	0.25	0.25	—	—	—	15.25	1.67%[b]	16,170	0.24%[a]	0.00%[a]	0.06%[a]
Class M5
9/30/21	$ 16.73	$ 0.07	$ 4.67	$ 4.74	$ (0.21)	$ (0.28)	$ (0.49)	$ 20.98	28.76%	$ 140,685	0.76%	0.67%	0.34%
9/30/20	15.52	0.21	1.39	1.60	(0.27)	(0.12)	(0.39)	16.73	10.43%	94,767	0.36%	0.24%	1.34%
9/30/19	15.23	0.16	0.34	0.50	(0.21)	(0.00)[d]	(0.21)	15.52	3.57%	75,163	0.30%	0.15%	1.06%
9/30/18[g]	15.00	(0.01)	0.24	0.23	—	—	—	15.23	1.53%[b]	59,887	0.39%[a]	0.15%[a]	(0.09%)[a]
Class M4
9/30/21	$ 16.69	$ 0.02	$ 4.67	$ 4.69	$ (0.18)	$ (0.28)	$ (0.46)	$ 20.92	28.46%	$ 49,056	1.01%	0.92%	0.11%
9/30/20	15.50	0.17	1.38	1.55	(0.24)	(0.12)	(0.36)	16.69	10.07%	32,270	0.61%	0.50%	1.07%
9/30/19	15.21	0.11	0.36	0.47	(0.18)	(0.00)[d]	(0.18)	15.50	3.34%	25,459	0.55%	0.40%	0.71%
9/30/18[g]	15.00	(0.03)	0.24	0.21	—	—	—	15.21	1.40%[b]	18,047	0.64%[a]	0.40%[a]	(0.34%)[a]
Class M3
9/30/21	$ 16.64	$ (0.01)	$ 4.64	$ 4.63	$ (0.12)	$ (0.28)	$ (0.40)	$ 20.87	28.16%	$ 21,424	1.26%	1.18%	(0.03%)
9/30/20	15.46	0.13	1.37	1.50	(0.20)	(0.12)	(0.32)	16.64	9.79%	22,526	0.86%	0.74%	0.86%
9/30/19	15.19	0.08	0.35	0.43	(0.16)	(0.00)[d]	(0.16)	15.46	3.05%	19,819	0.80%	0.65%	0.51%
9/30/18[g]	15.00	(0.05)	0.24	0.19	—	—	—	15.19	1.27%[b]	13,616	0.89%[a]	0.65%[a]	(0.59%)[a]

	Year ended September 30			Period ended
	2021	2020	2019	September 30, 2018[b]
Portfolio turnover rate	17%	24%	9%	9%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

155

MassMutual Select T. Rowe Price Retirement 2060 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 16.73	$ 0.08	$ 4.71	$ 4.79	$ (0.24)	$ (0.28)	$ (0.52)	$ 21.00	29.03%	$ 55,382	0.61%	0.48%	0.41%
9/30/20	15.51	0.17	1.46	1.63	(0.29)	(0.12)	(0.41)	16.73	10.58%	27,484	0.49%	0.12%	1.10%
9/30/19	15.25	0.12	0.39	0.51	(0.23)	(0.02)	(0.25)	15.51	3.67%	14,159	0.85%	0.01%	0.79%
9/30/18[g]	15.00	0.00[d]	0.25	0.25	—	—	—	15.25	1.67%[b]	3,616	2.35%[a]	0.00%[a]	0.06%[a]
Class M5
9/30/21	$ 16.70	$ 0.03	$ 4.72	$ 4.75	$ (0.22)	$ (0.28)	$ (0.50)	$ 20.95	28.82%	$ 33,062	0.76%	0.67%	0.13%
9/30/20	15.49	0.17	1.43	1.60	(0.27)	(0.12)	(0.39)	16.70	10.41%	15,067	0.64%	0.27%	1.07%
9/30/19	15.24	0.12	0.36	0.48	(0.21)	(0.02)	(0.23)	15.49	3.50%	7,791	1.00%	0.15%	0.78%
9/30/18[g]	15.00	(0.01)	0.25	0.24	—	—	—	15.24	1.60%[b]	3,032	2.50%[a]	0.15%[a]	(0.09%)[a]
Class M4
9/30/21	$ 16.65	$ 0.04	$ 4.64	$ 4.68	$ (0.18)	$ (0.28)	$ (0.46)	$ 20.87	28.44%	$ 19,688	1.01%	0.92%	0.19%
9/30/20	15.46	0.15	1.40	1.55	(0.24)	(0.12)	(0.36)	16.65	10.10%	14,447	0.88%	0.52%	0.96%
9/30/19	15.21	0.10	0.36	0.46	(0.19)	(0.02)	(0.21)	15.46	3.34%	8,489	1.25%	0.40%	0.68%
9/30/18[g]	15.00	(0.02)	0.23	0.21	—	—	—	15.21	1.40%[b]	3,919	2.75%[a]	0.40%[a]	(0.34%)[a]
Class M3
9/30/21	$ 16.61	$ 0.00[d]	$ 4.62	$ 4.62	$ (0.15)	$ (0.28)	$ (0.43)	$ 20.80	28.14%	$ 6,320	1.26%	1.18%	0.03%
9/30/20	15.42	0.09	1.42	1.51	(0.20)	(0.12)	(0.32)	16.61	9.87%	5,798	1.13%	0.77%	0.61%
9/30/19	15.19	0.07	0.35	0.42	(0.17)	(0.02)	(0.19)	15.42	3.03%	3,420	1.50%	0.65%	0.49%
9/30/18[g]	15.00	(0.04)	0.23	0.19	—	—	—	15.19	1.27%[b]	2,126	3.00%[a]	0.65%[a]	(0.59%)[a]

	Year ended September 30			Period ended
	2021	2020	2019	September 30, 2018[b]
Portfolio turnover rate	19%	31%	16%	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

156

Notes to Financial Statements

1. The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 27 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual 20/80 Allocation Fund (formerly known as MassMutual Select 20/80 Allocation Fund) (“20/80 Allocation Fund”)

MassMutual 40/60 Allocation Fund (formerly known as MassMutual Select 40/60 Allocation Fund) (“40/60 Allocation Fund”)

MassMutual 60/40 Allocation Fund (formerly known as MassMutual Select 60/40 Allocation Fund) (“60/40 Allocation Fund”)

MassMutual 80/20 Allocation Fund (formerly known as MassMutual Select 80/20 Allocation Fund) (“80/20 Allocation Fund”)

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund (“MM RetireSMART by JPMorgan In Retirement Fund”)

MassMutual RetireSMARTSM by JPMorgan 2020 Fund (“MM RetireSMART by JPMorgan 2020 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2025 Fund (“MM RetireSMART by JPMorgan 2025 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2030 Fund (“MM RetireSMART by JPMorgan 2030 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2035 Fund (“MM RetireSMART by JPMorgan 2035 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2040 Fund (“MM RetireSMART by JPMorgan 2040 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2045 Fund (“MM RetireSMART by JPMorgan 2045 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2050 Fund (“MM RetireSMART by JPMorgan 2050 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2055 Fund (“MM RetireSMART by JPMorgan 2055 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2060 Fund (“MM RetireSMART by JPMorgan 2060 Fund”)

MassMutual Select T. Rowe Price Retirement Balanced Fund (“MM Select T. Rowe Price Retirement Balanced Fund”)

MassMutual Select T. Rowe Price Retirement 2005 Fund (“MM Select T. Rowe Price Retirement 2005 Fund”)

MassMutual Select T. Rowe Price Retirement 2010 Fund (“MM Select T. Rowe Price Retirement 2010 Fund”)

MassMutual Select T. Rowe Price Retirement 2015 Fund (“MM Select T. Rowe Price Retirement 2015 Fund”)

MassMutual Select T. Rowe Price Retirement 2020 Fund (“MM Select T. Rowe Price Retirement 2020 Fund”)

MassMutual Select T. Rowe Price Retirement 2025 Fund (“MM Select T. Rowe Price Retirement 2025 Fund”)

MassMutual Select T. Rowe Price Retirement 2030 Fund (“MM Select T. Rowe Price Retirement 2030 Fund”)

MassMutual Select T. Rowe Price Retirement 2035 Fund (“MM Select T. Rowe Price Retirement 2035 Fund”)

MassMutual Select T. Rowe Price Retirement 2040 Fund (“MM Select T. Rowe Price Retirement 2040 Fund”)

MassMutual Select T. Rowe Price Retirement 2045 Fund (“MM Select T. Rowe Price Retirement 2045 Fund”)

MassMutual Select T. Rowe Price Retirement 2050 Fund (“MM Select T. Rowe Price Retirement 2050 Fund”)

MassMutual Select T. Rowe Price Retirement 2055 Fund (“MM Select T. Rowe Price Retirement 2055 Fund”)

MassMutual Select T. Rowe Price Retirement 2060 Fund (“MM Select T. Rowe Price Retirement 2060 Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The 20/80 Allocation Fund, 40/60 Allocation Fund, 60/40 Allocation Fund, and 80/20 Allocation Fund (the “MM Target Allocation Funds”) invest their investable assets in shares of series of the Trust and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), and non-affiliated mutual funds (together, the “MM Target Allocation Underlying Funds”).

The MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund (the “MM RetireSMART

157

Notes to Financial Statements (Continued)

by JPMorgan Funds”) invest their investable assets in shares of series of the Trust, MassMutual Premier Funds, Barings Funds, J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and non-affiliated mutual funds (together, the “MM RetireSMART by JPMorgan Underlying Funds”).

The MM Select T. Rowe Price Retirement Balanced Fund, MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund (the “MM Select T. Rowe Price Retirement Funds”) invest their investable assets primarily in shares of series of the Trust and T. Rowe Price Funds (together, the “MM Select T. Rowe Price Underlying Funds”).

The MM Target Allocation Underlying Funds, MM RetireSMART by JPMorgan Underlying Funds, and MM Select T. Rowe Price Underlying Funds are hereinafter collectively referred to as the “Underlying Funds.” The financial statements included herein are those of the MM Target Allocation Funds, MM RetireSMART by JPMorgan Funds, and MM Select T. Rowe Price Retirement Funds. The financial statements of the applicable Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing net asset values as reported on each business day.

Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

158

Notes to Financial Statements (Continued)

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of September 30, 2021. For each Fund the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

For certain Fund(s) the Statement of Assets and Liabilities shows payables for amounts due to custodian. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of September 30, 2021.

The Funds had no Level 3 transfers during the year ended September 30, 2021.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and each Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

159

Notes to Financial Statements (Continued)

Foreign Securities

Certain Underlying Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadviser

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund.

With respect to the MM Target Allocation Funds and MM RetireSMART by JP Morgan Funds, MML Advisers does not receive advisory fees in return for these services.

With respect to the MM Select T. Rowe Price Retirement Funds, in return for these services, MML Advisers receives all-inclusive advisory fees based on each share class of each Fund’s average daily net assets. The all-inclusive advisory fees are computed and accrued daily and payable monthly, and include investment management services and ordinary, recurring operating expenses, but do not cover interest; expenses related to borrowings, securities lending, leverage, taxes, and brokerage; short sale dividend and loan expense; acquired fund fees and expenses; payments pursuant to a Rule 12b-1 plan or similar plan; non-recurring or unusual expenses; and extraordinary legal and other expenses.

160

Notes to Financial Statements (Continued)

The applicable all-inclusive fee rate for each class of an MM Select T. Rowe Price Retirement Fund with a specified target retirement year in its name (“Annual Fee Rate”) shall be determined on each June 1 by calculating the “Years to Target Date” by subtracting the calendar year in which such June 1 falls (e.g., 2030) from the target year in the name of the Fund (e.g., 2060); and (ii) identifying the Annual Fee Rate shown in the table below next to the Years to Target Date so determined. The applicable Annual Fee Rate determined as of any June 1 shall be in effect from, and including, that June 1 through, and including, the following May 31.

	Annual Fee Rate (%)
Years to Target Date	Class I	Class M5	Class M4	Class M3
All Prior Years	0.614%	0.764%	0.764%	0.764%
31	0.613%	0.763%	0.763%	0.763%
30	0.613%	0.763%	0.763%	0.763%
29	0.613%	0.763%	0.763%	0.763%
28	0.613%	0.763%	0.763%	0.763%
27	0.613%	0.763%	0.763%	0.763%
26	0.613%	0.763%	0.763%	0.763%
25	0.610%	0.760%	0.760%	0.760%
24	0.608%	0.758%	0.758%	0.758%
23	0.605%	0.755%	0.755%	0.755%
22	0.603%	0.753%	0.753%	0.753%
21	0.599%	0.749%	0.749%	0.749%
20	0.595%	0.745%	0.745%	0.745%
19	0.591%	0.741%	0.741%	0.741%
18	0.586%	0.736%	0.736%	0.736%
17	0.582%	0.732%	0.732%	0.732%
16	0.578%	0.728%	0.728%	0.728%
15	0.573%	0.723%	0.723%	0.723%
14	0.567%	0.717%	0.717%	0.717%
13	0.562%	0.712%	0.712%	0.712%
12	0.556%	0.706%	0.706%	0.706%
11	0.551%	0.701%	0.701%	0.701%
10	0.544%	0.694%	0.694%	0.694%
9	0.537%	0.687%	0.687%	0.687%
8	0.531%	0.681%	0.681%	0.681%
7	0.524%	0.674%	0.674%	0.674%
6	0.517%	0.667%	0.667%	0.667%
5	0.510%	0.660%	0.660%	0.660%
4	0.502%	0.652%	0.652%	0.652%
3	0.495%	0.645%	0.645%	0.645%
2	0.487%	0.637%	0.637%	0.637%
1	0.480%	0.630%	0.630%	0.630%
0	0.474%	0.624%	0.624%	0.624%
(1)	0.469%	0.619%	0.619%	0.619%
(2)	0.463%	0.613%	0.613%	0.613%
(3)	0.458%	0.608%	0.608%	0.608%
(4)	0.452%	0.602%	0.602%	0.602%
(5)	0.446%	0.596%	0.596%	0.596%
(6)	0.440%	0.590%	0.590%	0.590%
(7)	0.433%	0.583%	0.583%	0.583%
(8)	0.427%	0.577%	0.577%	0.577%
Thereafter	0.421%	0.571%	0.571%	0.571%

161

Notes to Financial Statements (Continued)

The all-inclusive fee rate for each class of the MM Select T. Rowe Price Retirement Balanced Fund is as shown below.

	Annual Fee Rate (%)
	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund	0.396%	0.546%	0.546%	0.546%

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, J.P. Morgan, for each of the MM RetireSMART by JPMorgan Funds, and with the unaffiliated investment subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), for each of the MM Select T. Rowe Price Retirement Funds.

MML Advisers pays a subadvisory fee to T. Rowe Price based upon the aggregate net assets under management which includes the average daily net assets of the specified Fund which it manages. The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Administration Fees

Effective December 31, 2020, under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3	Class M5	Class M4	Class M3
20/80 Allocation Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%	N/A	N/A	N/A
40/60 Allocation Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%	N/A	N/A	N/A
60/40 Allocation Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%	N/A	N/A	N/A
80/20 Allocation Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan In Retirement Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2020 Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2025 Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2030 Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2035 Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2040 Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2045 Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2050 Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2055 Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2060 Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%	N/A	N/A	N/A
MM Select T. Rowe Price Retirement Balanced Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2005 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2010 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%

162

Notes to Financial Statements (Continued)

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement 2015 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2020 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2025 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2030 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2035 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2040 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2045 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2050 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2055 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2060 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%

*

Pursuant to the Fund’s investment advisory agreement, MML Advisers has agreed to pay all of the fees payable by the Fund under the Administrative and Shareholder Services Agreement. As a component of the all-inclusive advisory fees that it receives, MML Advisers receives administrative services fees from the Fund, which are equal to the fees payable under the Administrative and Shareholder Services Agreement.

Prior to December 31, 2020, under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers was obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers received an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3	Class M5	Class M4	Class M3
20/80 Allocation Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
40/60 Allocation Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
60/40 Allocation Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
80/20 Allocation Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan In Retirement Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2020 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2025 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2030 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2035 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2040 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2045 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2050 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A

163

Notes to Financial Statements (Continued)

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3	Class M5	Class M4	Class M3
MM RetireSMART by JPMorgan 2055 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2060 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%	N/A	N/A	N/A
MM Select T. Rowe Price Retirement Balanced Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2005 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2010 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2015 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2020 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2025 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2030 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2035 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2040 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2045 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2050 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2055 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2060 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%

*

Pursuant to the Fund’s investment advisory agreement, MML Advisers has agreed to pay all of the fees payable by the Fund under the Administrative and Shareholder Services Agreement. As a component of the all-inclusive advisory fees that it receives, MML Advisers receives administrative services fees from the Fund, which are equal to the fees payable under the Administrative and Shareholder Services Agreement.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as a distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares, Class R4 shares, and Class M4 shares of each applicable Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares and Class M3 shares of each applicable Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Prior to December 31, 2020, the Trust entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each applicable Fund. Fees payable under the Supplemental Shareholder Services Agreement were intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and were calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may have paid these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Effective December 31, 2020, the Supplemental Shareholder Services Agreement was terminated and the fees were transferred into the Administrative and Shareholder Services Agreement.

164

Notes to Financial Statements (Continued)

Expense Caps and Waivers

Effective February 1, 2021, MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
20/80 Allocation Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
40/60 Allocation Fund*	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%
60/40 Allocation Fund*	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%
80/20 Allocation Fund*	0.09%	0.19%	0.29%	0.39%	0.64%	0.54%	0.79%
MM RetireSMART by JPMorgan In Retirement Fund*	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%
MM RetireSMART by JPMorgan 2020 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2025 Fund*	0.01%	0.11%	0.21%	0.31%	0.56%	0.46%	0.71%
MM RetireSMART by JPMorgan 2030 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2035 Fund*	0.05%	0.15%	0.25%	0.35%	0.60%	0.50%	0.75%
MM RetireSMART by JPMorgan 2040 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2045 Fund*	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART by JPMorgan 2050 Fund*	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART by JPMorgan 2055 Fund*	0.00%	0.10%	0.20%	0.30%	0.55%	0.45%	0.70%
MM RetireSMART by JPMorgan 2060 Fund*	0.00%	0.10%	0.20%	0.30%	0.55%	0.45%	0.70%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2022.

Prior to February 1, 2021, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
20/80 Allocation Fund	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
40/60 Allocation Fund	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
60/40 Allocation Fund	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
80/20 Allocation Fund	0.07%	0.17%	0.27%	0.37%	0.62%	0.52%	0.77%
MM RetireSMART by JPMorgan In Retirement Fund	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%
MM RetireSMART by JPMorgan 2020 Fund	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2025 Fund	0.01%	0.11%	0.21%	0.31%	0.56%	0.46%	0.71%
MM RetireSMART by JPMorgan 2030 Fund	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2035 Fund	0.05%	0.15%	0.25%	0.35%	0.60%	0.50%	0.75%
MM RetireSMART by JPMorgan 2040 Fund	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2045 Fund	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART by JPMorgan 2050 Fund	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART by JPMorgan 2055 Fund	0.00%	0.10%	0.20%	0.30%	0.55%	0.45%	0.70%
MM RetireSMART by JPMorgan 2060 Fund	0.00%	0.10%	0.20%	0.30%	0.55%	0.45%	0.70%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

165

Notes to Financial Statements (Continued)

MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund*	0.33%	0.48%	0.73%	0.98%

*	Expense caps in effect through January 31, 2022.

Effective August 1, 2021, MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement 2005 Fund*	0.34%	0.49%	0.74%	0.99%
MM Select T. Rowe Price Retirement 2010 Fund*	0.34%	0.49%	0.74%	0.99%
MM Select T. Rowe Price Retirement 2015 Fund*	0.36%	0.51%	0.76%	1.01%
MM Select T. Rowe Price Retirement 2020 Fund*	0.37%	0.53%	0.78%	1.03%
MM Select T. Rowe Price Retirement 2025 Fund*	0.39%	0.55%	0.80%	1.05%
MM Select T. Rowe Price Retirement 2030 Fund*	0.41%	0.58%	0.83%	1.08%
MM Select T. Rowe Price Retirement 2035 Fund*	0.42%	0.59%	0.84%	1.09%
MM Select T. Rowe Price Retirement 2040 Fund*	0.43%	0.60%	0.85%	1.10%
MM Select T. Rowe Price Retirement 2045 Fund*	0.44%	0.62%	0.87%	1.12%
MM Select T. Rowe Price Retirement 2050 Fund*	0.45%	0.63%	0.88%	1.13%
MM Select T. Rowe Price Retirement 2055 Fund*	0.46%	0.64%	0.89%	1.14%
MM Select T. Rowe Price Retirement 2060 Fund*	0.46%	0.64%	0.89%	1.14%

*	Expense caps in effect through January 31, 2023.

Prior to August 1, 2021, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement 2005 Fund	0.35%	0.50%	0.75%	1.00%
MM Select T. Rowe Price Retirement 2010 Fund	0.35%	0.50%	0.75%	1.00%
MM Select T. Rowe Price Retirement 2015 Fund	0.39%	0.54%	0.79%	1.04%
MM Select T. Rowe Price Retirement 2020 Fund	0.41%	0.56%	0.81%	1.06%
MM Select T. Rowe Price Retirement 2025 Fund	0.45%	0.60%	0.85%	1.10%
MM Select T. Rowe Price Retirement 2030 Fund	0.48%	0.63%	0.88%	1.13%
MM Select T. Rowe Price Retirement 2035 Fund	0.49%	0.66%	0.91%	1.16%
MM Select T. Rowe Price Retirement 2040 Fund	0.50%	0.68%	0.93%	1.18%
MM Select T. Rowe Price Retirement 2045 Fund	0.50%	0.70%	0.95%	1.20%
MM Select T. Rowe Price Retirement 2050 Fund	0.51%	0.70%	0.95%	1.20%
MM Select T. Rowe Price Retirement 2055 Fund	0.51%	0.70%	0.95%	1.20%

166

Notes to Financial Statements (Continued)

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement 2060 Fund	0.51%	0.70%	0.95%	1.20%

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2021:

Total % Ownership by Related Party
20/80 Allocation Fund	91.2%
40/60 Allocation Fund	89.3%
60/40 Allocation Fund	88.0%
80/20 Allocation Fund	80.6%
MM RetireSMART by JPMorgan In Retirement Fund	50.8%
MM RetireSMART by JPMorgan 2020 Fund	64.8%
MM RetireSMART by JPMorgan 2025 Fund	53.3%
MM RetireSMART by JPMorgan 2030 Fund	67.1%
MM RetireSMART by JPMorgan 2035 Fund	56.8%
MM RetireSMART by JPMorgan 2040 Fund	68.1%
MM RetireSMART by JPMorgan 2045 Fund	53.3%
MM RetireSMART by JPMorgan 2050 Fund	63.9%
MM RetireSMART by JPMorgan 2055 Fund	59.1%
MM RetireSMART by JPMorgan 2060 Fund	75.1%
MM Select T. Rowe Price Retirement Balanced Fund	17.6%
MM Select T. Rowe Price Retirement 2005 Fund	56.1%
MM Select T. Rowe Price Retirement 2010 Fund	51.1%
MM Select T. Rowe Price Retirement 2015 Fund	63.2%
MM Select T. Rowe Price Retirement 2020 Fund	65.2%
MM Select T. Rowe Price Retirement 2025 Fund	57.9%
MM Select T. Rowe Price Retirement 2030 Fund	66.3%
MM Select T. Rowe Price Retirement 2035 Fund	59.4%
MM Select T. Rowe Price Retirement 2040 Fund	67.4%
MM Select T. Rowe Price Retirement 2045 Fund	61.7%
MM Select T. Rowe Price Retirement 2050 Fund	70.2%
MM Select T. Rowe Price Retirement 2055 Fund	72.6%
MM Select T. Rowe Price Retirement 2060 Fund	55.3%

167

Notes to Financial Statements (Continued)

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds (excluding short-term investments) for the year ended September 30, 2021, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long- Term Securities
20/80 Allocation Fund	$—	$54,146,817	$—	$62,869,050
40/60 Allocation Fund	—	54,129,580	—	76,551,084
60/40 Allocation Fund	—	60,819,750	—	77,821,480
80/20 Allocation Fund	—	42,945,603	—	47,022,095
MM RetireSMART by JPMorgan In Retirement Fund	—	46,966,624	—	133,751,945
MM RetireSMART by JPMorgan 2020 Fund	—	98,077,319	—	200,003,550
MM RetireSMART by JPMorgan 2025 Fund	—	89,225,243	—	178,410,461
MM RetireSMART by JPMorgan 2030 Fund	—	150,133,028	—	246,114,781
MM RetireSMART by JPMorgan 2035 Fund	—	72,971,717	—	119,178,313
MM RetireSMART by JPMorgan 2040 Fund	—	105,435,495	—	148,456,533
MM RetireSMART by JPMorgan 2045 Fund	—	50,929,739	—	81,164,138
MM RetireSMART by JPMorgan 2050 Fund	—	72,105,665	—	88,335,089
MM RetireSMART by JPMorgan 2055 Fund	—	26,597,338	—	32,954,355
MM RetireSMART by JPMorgan 2060 Fund	—	9,920,397	—	8,225,478
MM Select T. Rowe Price Retirement Balanced Fund	—	84,457,970	—	73,371,693
MM Select T. Rowe Price Retirement 2005 Fund	—	18,157,400	—	23,893,499
MM Select T. Rowe Price Retirement 2010 Fund	—	51,262,757	—	62,292,172
MM Select T. Rowe Price Retirement 2015 Fund	—	61,341,515	—	55,894,932
MM Select T. Rowe Price Retirement 2020 Fund	—	279,157,432	—	343,638,559
MM Select T. Rowe Price Retirement 2025 Fund	—	312,358,547	—	273,922,832
MM Select T. Rowe Price Retirement 2030 Fund	—	466,222,275	—	426,634,122
MM Select T. Rowe Price Retirement 2035 Fund	—	230,433,067	—	146,038,228
MM Select T. Rowe Price Retirement 2040 Fund	—	282,474,133	—	233,446,711
MM Select T. Rowe Price Retirement 2045 Fund	—	151,587,507	—	90,366,529
MM Select T. Rowe Price Retirement 2050 Fund	—	198,964,946	—	122,180,551
MM Select T. Rowe Price Retirement 2055 Fund	—	95,543,488	—	48,109,145
MM Select T. Rowe Price Retirement 2060 Fund	—	51,369,720	—	17,561,603

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
20/80 Allocation Fund Class I
Sold	615,986	$6,449,363	731,226	$7,289,180
Issued as reinvestment of dividends	99,828	1,021,241	67,409	665,330
Redeemed	(651,575)	(6,830,052)	(273,844)	(2,737,239)
Net increase (decrease)	64,239	$640,552	524,791	$5,217,271

168

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
20/80 Allocation Fund Class R5
Sold	126,991	$1,317,054	70,752	$681,951
Issued as reinvestment of dividends	36,640	374,459	33,843	334,028
Redeemed	(162,700)	(1,680,656)	(211,224)	(2,034,965)
Net increase (decrease)	931	$10,857	(106,629)	$(1,018,986)
20/80 Allocation Fund Service Class
Sold	1,559,590	$16,274,460	11,731,611	$112,032,160
Issued as reinvestment of dividends	595,369	6,084,666	46,318	457,166
Redeemed	(1,568,488)	(16,419,817)	(1,597,951)	(16,079,101)
Net increase (decrease)	586,471	$5,939,309	10,179,978	$96,410,225
20/80 Allocation Fund Administrative Class
Sold	439,757	$4,609,186	1,515,269	$15,125,549
Issued as reinvestment of dividends	168,833	1,730,543	139,055	1,375,252
Redeemed	(1,360,972)	(14,371,285)	(1,536,975)	(15,364,359)
Net increase (decrease)	(752,382)	$(8,031,556)	117,349	$1,136,442
20/80 Allocation Fund Class A
Sold	417,925	$4,408,912	423,739	$4,284,645
Issued as reinvestment of dividends	98,820	1,019,820	109,643	1,090,948
Redeemed	(787,909)	(8,264,988)	(949,053)	(9,391,462)
Net increase (decrease)	(271,164)	$(2,836,256)	(415,671)	$(4,015,869)
20/80 Allocation Fund Class R4
Sold	57,700	$611,704	985,156	$9,883,365
Issued as reinvestment of dividends	15,984	166,392	597,898	5,853,418
Redeemed	(328,611)	(3,501,190)	(13,284,805)	(125,070,189)
Net increase (decrease)	(254,927)	$(2,723,094)	(11,701,751)	$(109,333,406)
20/80 Allocation Fund Class R3
Sold	78,669	$817,184	161,722	$1,602,854
Issued as reinvestment of dividends	34,595	350,793	29,409	287,914
Redeemed	(248,227)	(2,565,962)	(217,968)	(2,135,968)
Net increase (decrease)	(134,963)	$(1,397,985)	(26,837)	$(245,200)
40/60 Allocation Fund Class I
Sold	1,774,313	$17,979,487	1,354,564	$12,455,413
Issued as reinvestment of dividends	236,206	2,350,248	324,239	3,067,300
Redeemed	(1,267,232)	(13,037,459)	(835,221)	(7,718,117)
Net increase (decrease)	743,287	$7,292,276	843,582	$7,804,596
40/60 Allocation Fund Class R5
Sold	151,980	$1,552,334	467,646	$4,426,209
Issued as reinvestment of dividends	54,493	542,748	126,238	1,195,477
Redeemed	(346,473)	(3,594,179)	(646,145)	(5,782,831)
Net increase (decrease)	(140,000)	$(1,499,097)	(52,261)	$(161,145)
40/60 Allocation Fund Service Class
Sold	220,392	$2,281,990	964,430	$8,772,160
Issued as reinvestment of dividends	93,106	932,924	99,819	950,280
Redeemed	(510,566)	(5,282,833)	(414,809)	(4,049,926)
Net increase (decrease)	(197,068)	$(2,067,919)	649,440	$5,672,514

169

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
40/60 Allocation Fund Administrative Class
Sold	346,012	$3,577,044	828,423	$7,818,635
Issued as reinvestment of dividends	254,207	2,544,613	603,442	5,744,770
Redeemed	(1,817,227)	(18,785,468)	(3,149,880)	(30,465,287)
Net increase (decrease)	(1,217,008)	$(12,663,811)	(1,718,015)	$(16,901,882)
40/60 Allocation Fund Class A
Sold	489,022	$5,085,574	471,867	$4,543,446
Issued as reinvestment of dividends	329,317	3,312,929	749,890	7,168,948
Redeemed	(2,073,497)	(21,389,001)	(2,365,379)	(22,310,050)
Net increase (decrease)	(1,255,158)	$(12,990,498)	(1,143,622)	$(10,597,656)
40/60 Allocation Fund Class R4
Sold	564,138	$5,824,766	508,434	$4,803,536
Issued as reinvestment of dividends	148,002	1,469,659	433,389	4,091,189
Redeemed	(632,927)	(6,495,870)	(1,971,824)	(17,561,395)
Net increase (decrease)	79,213	$798,555	(1,030,001)	$(8,666,670)
40/60 Allocation Fund Class R3
Sold	112,053	$1,145,520	270,203	$2,575,941
Issued as reinvestment of dividends	43,594	432,892	92,364	872,839
Redeemed	(347,982)	(3,562,829)	(378,034)	(3,513,231)
Net increase (decrease)	(192,335)	$(1,984,417)	(15,467)	$(64,451)
60/40 Allocation Fund Class I
Sold	1,324,400	$13,802,997	826,119	$7,615,185
Issued as reinvestment of dividends	109,832	1,097,223	226,534	2,104,500
Redeemed	(1,079,496)	(11,418,028)	(352,480)	(3,335,598)
Net increase (decrease)	354,736	$3,482,192	700,173	$6,384,087
60/40 Allocation Fund Class R5
Sold	375,184	$3,957,691	496,546	$4,728,797
Issued as reinvestment of dividends	69,135	691,355	195,445	1,817,642
Redeemed	(189,198)	(2,033,072)	(282,155)	(2,615,994)
Net increase (decrease)	255,121	$2,615,974	409,836	$3,930,445
60/40 Allocation Fund Service Class
Sold	304,693	$3,166,826	2,130,667	$18,018,215
Issued as reinvestment of dividends	99,600	1,000,979	92,651	865,363
Redeemed	(796,540)	(8,366,434)	(501,704)	(4,816,528)
Net increase (decrease)	(392,247)	$(4,198,629)	1,721,614	$14,067,050
60/40 Allocation Fund Administrative Class
Sold	800,325	$8,316,287	950,218	$8,892,964
Issued as reinvestment of dividends	244,773	2,459,971	864,828	8,086,145
Redeemed	(1,751,607)	(18,821,973)	(3,797,452)	(36,439,719)
Net increase (decrease)	(706,509)	$(8,045,715)	(1,982,406)	$(19,460,610)
60/40 Allocation Fund Class A
Sold	389,012	$4,151,546	461,739	$4,260,578
Issued as reinvestment of dividends	209,725	2,120,316	808,482	7,599,728
Redeemed	(1,632,730)	(17,002,589)	(1,676,306)	(14,964,596)
Net increase (decrease)	(1,033,993)	$(10,730,727)	(406,085)	$(3,104,290)
60/40 Allocation Fund Class R4
Sold	200,230	$2,104,590	561,292	$4,901,568
Issued as reinvestment of dividends	35,427	353,565	367,279	3,401,000
Redeemed	(334,841)	(3,514,284)	(2,611,215)	(21,783,020)
Net increase (decrease)	(99,184)	$(1,056,129)	(1,682,644)	$(13,480,452)

170

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
60/40 Allocation Fund Class R3
Sold	204,509	$2,113,598	424,780	$3,837,863
Issued as reinvestment of dividends	54,392	540,657	181,322	1,677,229
Redeemed	(612,561)	(6,345,737)	(585,340)	(5,416,305)
Net increase (decrease)	(353,660)	$(3,691,482)	20,762	$98,787
80/20 Allocation Fund Class I
Sold	1,133,608	$12,697,745	1,171,793	$11,917,038
Issued as reinvestment of dividends	173,201	1,893,092	327,258	3,311,847
Redeemed	(1,102,794)	(12,598,517)	(690,840)	(6,824,742)
Net increase (decrease)	204,015	$1,992,320	808,211	$8,404,143
80/20 Allocation Fund Class R5
Sold	187,092	$2,161,751	494,232	$4,946,253
Issued as reinvestment of dividends	30,792	336,870	67,727	686,078
Redeemed	(191,092)	(2,249,210)	(450,562)	(4,177,646)
Net increase (decrease)	26,792	$249,411	111,397	$1,454,685
80/20 Allocation Fund Service Class
Sold	543,749	$6,294,363	1,112,047	$10,083,144
Issued as reinvestment of dividends	51,714	567,307	30,203	306,858
Redeemed	(353,074)	(4,049,511)	(364,546)	(3,663,395)
Net increase (decrease)	242,389	$2,812,159	777,704	$6,726,607
80/20 Allocation Fund Administrative Class
Sold	381,941	$4,543,880	544,031	$5,409,672
Issued as reinvestment of dividends	100,058	1,097,631	286,251	2,905,452
Redeemed	(780,438)	(9,259,559)	(1,520,652)	(15,628,721)
Net increase (decrease)	(298,439)	$(3,618,048)	(690,370)	$(7,313,597)
80/20 Allocation Fund Class A
Sold	307,327	$3,623,235	378,831	$3,663,407
Issued as reinvestment of dividends	118,606	1,301,110	351,608	3,568,823
Redeemed	(761,299)	(8,525,884)	(598,803)	(5,712,771)
Net increase (decrease)	(335,366)	$(3,601,539)	131,636	$1,519,459
80/20 Allocation Fund Class R4
Sold	175,865	$2,032,505	856,631	$8,373,347
Issued as reinvestment of dividends	54,309	587,085	230,282	2,305,120
Redeemed	(374,989)	(4,198,588)	(1,450,205)	(13,071,954)
Net increase (decrease)	(144,815)	$(1,578,998)	(363,292)	$(2,393,487)
80/20 Allocation Fund Class R3
Sold	199,256	$2,264,624	1,149,954	$12,044,210
Issued as reinvestment of dividends	84,916	913,691	209,641	2,092,220
Redeemed	(452,535)	(5,200,098)	(445,085)	(4,307,592)
Net increase (decrease)	(168,363)	$(2,021,783)	914,510	$9,828,838
MM RetireSMART by JPMorgan In Retirement Fund Class I
Sold	285,890	$3,556,472	1,588,478	$18,405,823
Issued as reinvestment of dividends	105,722	1,281,353	44,104	518,218
Redeemed	(658,698)	(8,162,103)	(1,363,539)	(15,701,740)
Net increase (decrease)	(267,086)	$(3,324,278)	269,043	$3,222,301

171

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan In Retirement Fund Class R5
Sold	99,622	$1,242,945	147,987	$1,758,053
Issued as reinvestment of dividends	27,747	337,121	23,716	279,379
Redeemed	(92,620)	(1,144,336)	(437,254)	(4,836,243)
Net increase (decrease)	34,749	$435,730	(265,551)	$(2,798,811)
MM RetireSMART by JPMorgan In Retirement Fund Service Class
Sold	89,204	$1,120,546	197,890	$2,285,966
Issued as reinvestment of dividends	82,037	998,395	38,422	453,384
Redeemed	(755,069)	(9,240,643)	(144,365)	(1,648,536)
Net increase (decrease)	(583,828)	$(7,121,702)	91,947	$1,090,814
MM RetireSMART by JPMorgan In Retirement Fund Administrative Class
Sold	297,386	$3,672,887	275,782	$3,155,071
Issued as reinvestment of dividends	144,413	1,758,950	92,088	1,086,634
Redeemed	(480,666)	(6,027,023)	(1,142,317)	(13,306,004)
Net increase (decrease)	(38,867)	$(595,186)	(774,447)	$(9,064,299)
MM RetireSMART by JPMorgan In Retirement Fund Class A
Sold	509,268	$6,265,641	2,506,415	$29,030,351
Issued as reinvestment of dividends	346,594	4,176,453	152,566	1,783,498
Redeemed	(5,917,774)	(74,471,290)	(1,855,805)	(21,099,105)
Net increase (decrease)	(5,061,912)	$(64,029,196)	803,176	$9,714,744
MM RetireSMART by JPMorgan In Retirement Fund Class R4
Sold	71,878	$888,601	285,786	$3,325,183
Issued as reinvestment of dividends	64,731	776,122	56,297	654,174
Redeemed	(401,228)	(4,911,431)	(1,196,459)	(13,836,586)
Net increase (decrease)	(264,619)	$(3,246,708)	(854,376)	$(9,857,229)
MM RetireSMART by JPMorgan In Retirement Fund Class R3
Sold	261,713	$3,207,151	308,185	$3,507,762
Issued as reinvestment of dividends	132,911	1,581,636	73,700	851,238
Redeemed	(992,850)	(12,159,534)	(1,178,227)	(13,572,101)
Net increase (decrease)	(598,226)	$(7,370,747)	(796,342)	$(9,213,101)
MM RetireSMART by JPMorgan 2020 Fund Class I
Sold	1,144,273	$14,769,325	2,311,435	$27,894,717
Issued as reinvestment of dividends	202,557	2,564,369	192,754	2,347,748
Redeemed	(1,026,214)	(13,423,600)	(1,841,511)	(22,175,072)
Net increase (decrease)	320,616	$3,910,094	662,678	$8,067,393
MM RetireSMART by JPMorgan 2020 Fund Class R5
Sold	494,973	$6,414,846	568,384	$6,911,943
Issued as reinvestment of dividends	192,661	2,435,234	296,809	3,609,194
Redeemed	(1,301,102)	(16,835,010)	(2,141,317)	(24,077,271)
Net increase (decrease)	(613,468)	$(7,984,930)	(1,276,124)	$(13,556,134)

172

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2020 Fund Service Class
Sold	242,063	$3,190,490	546,989	$6,688,710
Issued as reinvestment of dividends	141,523	1,803,008	152,584	1,869,159
Redeemed	(1,027,042)	(13,363,004)	(410,228)	(4,880,500)
Net increase (decrease)	(643,456)	$(8,369,506)	289,345	$3,677,369
MM RetireSMART by JPMorgan 2020 Fund Administrative Class
Sold	415,118	$5,407,164	699,501	$8,480,309
Issued as reinvestment of dividends	185,753	2,359,066	321,894	3,930,329
Redeemed	(1,149,396)	(14,924,632)	(3,240,830)	(39,418,106)
Net increase (decrease)	(548,525)	$(7,158,402)	(2,219,435)	$(27,007,468)
MM RetireSMART by JPMorgan 2020 Fund Class A
Sold	537,618	$6,869,712	3,010,431	$36,507,866
Issued as reinvestment of dividends	366,079	4,612,594	373,468	4,530,167
Redeemed	(5,621,623)	(74,038,355)	(2,190,775)	(25,697,011)
Net increase (decrease)	(4,717,926)	$(62,556,049)	1,193,124	$15,341,022
MM RetireSMART by JPMorgan 2020 Fund Class R4
Sold	229,725	$2,904,104	813,603	$9,781,471
Issued as reinvestment of dividends	117,812	1,462,041	245,925	2,936,348
Redeemed	(943,885)	(12,011,412)	(2,773,906)	(32,830,494)
Net increase (decrease)	(596,348)	$(7,645,267)	(1,714,378)	$(20,112,675)
MM RetireSMART by JPMorgan 2020 Fund Class R3
Sold	343,043	$4,321,845	694,583	$7,914,582
Issued as reinvestment of dividends	239,400	2,920,677	291,602	3,429,244
Redeemed	(1,499,699)	(18,801,742)	(1,728,949)	(20,311,583)
Net increase (decrease)	(917,256)	$(11,559,220)	(742,764)	$(8,967,757)
MM RetireSMART by JPMorgan 2025 Fund Class I
Sold	863,739	$11,356,222	2,338,434	$27,625,751
Issued as reinvestment of dividends	255,852	3,213,506	292,324	3,525,433
Redeemed	(979,583)	(12,884,902)	(1,849,633)	(22,216,391)
Net increase (decrease)	140,008	$1,684,826	781,125	$8,934,793
MM RetireSMART by JPMorgan 2025 Fund Class R5
Sold	63,844	$829,287	10,188	$122,675
Issued as reinvestment of dividends	2,673	33,951	2,730	33,248
Redeemed	(3,263)	(43,351)	(16,818)	(214,314)
Net increase (decrease)	63,254	$819,887	(3,900)	$(58,391)
MM RetireSMART by JPMorgan 2025 Fund Service Class
Sold	61,564	$807,346	161,272	$1,963,570
Issued as reinvestment of dividends	44,574	561,635	59,565	720,145
Redeemed	(262,634)	(3,469,340)	(148,410)	(1,777,612)
Net increase (decrease)	(156,496)	$(2,100,359)	72,427	$906,103
MM RetireSMART by JPMorgan 2025 Fund Administrative Class
Sold	430,375	$5,542,338	459,956	$5,466,842
Issued as reinvestment of dividends	196,440	2,465,327	266,966	3,214,269
Redeemed	(1,289,318)	(16,802,749)	(955,463)	(11,316,174)
Net increase (decrease)	(662,503)	$(8,795,084)	(228,541)	$(2,635,063)

173

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2025 Fund Class A
Sold	766,755	$9,748,190	3,006,336	$35,324,158
Issued as reinvestment of dividends	362,780	4,502,094	379,279	4,524,795
Redeemed	(5,816,794)	(76,781,258)	(2,014,168)	(22,777,673)
Net increase (decrease)	(4,687,259)	$(62,530,974)	1,371,447	$17,071,280
MM RetireSMART by JPMorgan 2025 Fund Class R4
Sold	446,282	$5,747,965	998,129	$11,923,620
Issued as reinvestment of dividends	154,549	1,910,226	387,998	4,605,538
Redeemed	(889,691)	(11,407,565)	(3,649,398)	(42,411,414)
Net increase (decrease)	(288,860)	$(3,749,374)	(2,263,271)	$(25,882,256)
MM RetireSMART by JPMorgan 2025 Fund Class R3
Sold	560,258	$7,201,658	832,043	$9,731,378
Issued as reinvestment of dividends	309,536	3,819,675	482,338	5,720,526
Redeemed	(1,854,093)	(23,820,670)	(2,242,822)	(25,647,482)
Net increase (decrease)	(984,299)	$(12,799,337)	(928,441)	$(10,195,578)
MM RetireSMART by JPMorgan 2030 Fund Class I
Sold	1,549,695	$20,256,456	2,546,148	$29,851,579
Issued as reinvestment of dividends	217,866	2,771,252	349,023	4,184,783
Redeemed	(1,231,880)	(16,363,227)	(2,118,284)	(25,101,914)
Net increase (decrease)	535,681	$6,664,481	776,887	$8,934,448
MM RetireSMART by JPMorgan 2030 Fund Class R5
Sold	809,595	$10,828,705	1,314,012	$15,530,205
Issued as reinvestment of dividends	290,959	3,683,540	725,611	8,663,794
Redeemed	(1,353,355)	(17,502,726)	(3,039,547)	(30,284,592)
Net increase (decrease)	(252,801)	$(2,990,481)	(999,924)	$(6,090,593)
MM RetireSMART by JPMorgan 2030 Fund Service Class
Sold	529,922	$7,049,742	805,129	$9,341,965
Issued as reinvestment of dividends	194,875	2,484,660	347,910	4,185,363
Redeemed	(1,581,653)	(20,615,673)	(543,516)	(6,210,695)
Net increase (decrease)	(856,856)	$(11,081,271)	609,523	$7,316,633
MM RetireSMART by JPMorgan 2030 Fund Administrative Class
Sold	837,105	$11,009,820	974,649	$11,417,671
Issued as reinvestment of dividends	274,784	3,495,256	715,166	8,581,994
Redeemed	(1,391,908)	(18,381,702)	(4,349,438)	(51,975,444)
Net increase (decrease)	(280,019)	$(3,876,626)	(2,659,623)	$(31,975,779)
MM RetireSMART by JPMorgan 2030 Fund Class A
Sold	738,006	$9,420,283	3,443,173	$40,006,725
Issued as reinvestment of dividends	357,282	4,508,898	589,356	7,025,120
Redeemed	(6,114,598)	(82,681,362)	(2,227,557)	(25,631,696)
Net increase (decrease)	(5,019,310)	$(68,752,181)	1,804,972	$21,400,149
MM RetireSMART by JPMorgan 2030 Fund Class R4
Sold	352,659	$4,601,570	1,002,412	$11,683,386
Issued as reinvestment of dividends	129,328	1,617,889	448,883	5,301,308
Redeemed	(938,033)	(12,272,606)	(3,222,248)	(36,971,293)
Net increase (decrease)	(456,046)	$(6,053,147)	(1,770,953)	$(19,986,599)

174

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2030 Fund Class R3
Sold	653,877	$8,513,868	1,019,174	$11,481,404
Issued as reinvestment of dividends	331,833	4,084,867	758,201	8,817,879
Redeemed	(2,082,719)	(26,502,408)	(2,632,323)	(30,030,187)
Net increase (decrease)	(1,097,009)	$(13,903,673)	(854,948)	$(9,730,904)
MM RetireSMART by JPMorgan 2035 Fund Class I
Sold	703,560	$9,562,168	1,860,990	$21,788,698
Issued as reinvestment of dividends	161,546	2,098,478	332,609	4,031,218
Redeemed	(610,058)	(8,314,494)	(1,293,100)	(15,405,534)
Net increase (decrease)	255,048	$3,346,152	900,499	$10,414,382
MM RetireSMART by JPMorgan 2035 Fund Class R5
Sold	56,642	$750,936	44,225	$500,226
Issued as reinvestment of dividends	8,543	111,139	15,657	190,072
Redeemed	(5,612)	(74,692)	(13,422)	(127,572)
Net increase (decrease)	59,573	$787,383	46,460	$562,726
MM RetireSMART by JPMorgan 2035 Fund Service Class
Sold	70,952	$976,059	80,256	$945,612
Issued as reinvestment of dividends	28,465	375,163	71,282	876,054
Redeemed	(211,228)	(3,007,329)	(107,014)	(1,264,247)
Net increase (decrease)	(111,811)	$(1,656,107)	44,524	$557,419
MM RetireSMART by JPMorgan 2035 Fund Administrative Class
Sold	615,738	$8,406,883	467,132	$5,531,138
Issued as reinvestment of dividends	94,744	1,243,039	257,293	3,149,269
Redeemed	(796,934)	(10,864,345)	(879,223)	(10,527,287)
Net increase (decrease)	(86,452)	$(1,214,423)	(154,798)	$(1,846,880)
MM RetireSMART by JPMorgan 2035 Fund Class A
Sold	576,840	$7,489,927	1,607,988	$19,246,470
Issued as reinvestment of dividends	145,968	1,894,666	315,061	3,818,540
Redeemed	(3,241,003)	(45,741,274)	(1,141,014)	(13,428,030)
Net increase (decrease)	(2,518,195)	$(36,356,681)	782,035	$9,636,980
MM RetireSMART by JPMorgan 2035 Fund Class R4
Sold	293,320	$3,998,036	806,770	$9,794,852
Issued as reinvestment of dividends	80,786	1,043,751	439,135	5,295,963
Redeemed	(698,757)	(9,497,690)	(3,104,387)	(36,071,967)
Net increase (decrease)	(324,651)	$(4,455,903)	(1,858,482)	$(20,981,152)
MM RetireSMART by JPMorgan 2035 Fund Class R3
Sold	472,713	$6,381,523	486,836	$5,767,363
Issued as reinvestment of dividends	169,353	2,182,956	517,623	6,232,186
Redeemed	(1,444,042)	(19,307,677)	(1,316,681)	(15,505,951)
Net increase (decrease)	(801,976)	$(10,743,198)	(312,222)	$(3,506,402)
MM RetireSMART by JPMorgan 2040 Fund Class I
Sold	880,821	$12,009,397	2,166,111	$24,515,296
Issued as reinvestment of dividends	68,783	883,182	298,281	3,486,911
Redeemed	(671,888)	(9,022,244)	(1,488,068)	(17,069,849)
Net increase (decrease)	277,716	$3,870,335	976,324	$10,932,358

175

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2040 Fund Class R5
Sold	744,446	$10,190,324	1,114,875	$12,904,769
Issued as reinvestment of dividends	86,727	1,113,580	613,912	7,170,479
Redeemed	(850,104)	(11,217,355)	(2,477,170)	(23,239,205)
Net increase (decrease)	(18,931)	$86,549	(748,383)	$(3,163,957)
MM RetireSMART by JPMorgan 2040 Fund Service Class
Sold	390,578	$5,328,872	476,841	$5,253,502
Issued as reinvestment of dividends	40,701	525,453	205,129	2,410,262
Redeemed	(658,350)	(8,931,733)	(318,122)	(3,541,809)
Net increase (decrease)	(227,071)	$(3,077,408)	363,848	$4,121,955
MM RetireSMART by JPMorgan 2040 Fund Administrative Class
Sold	835,431	$11,198,935	1,026,433	$11,732,939
Issued as reinvestment of dividends	78,492	1,007,829	636,020	7,435,074
Redeemed	(895,395)	(11,911,517)	(3,317,161)	(37,639,747)
Net increase (decrease)	18,528	$295,247	(1,654,708)	$(18,471,734)
MM RetireSMART by JPMorgan 2040 Fund Class A
Sold	597,044	$7,565,347	1,791,115	$20,071,370
Issued as reinvestment of dividends	70,650	900,085	403,214	4,677,279
Redeemed	(3,209,113)	(44,644,697)	(1,308,831)	(14,445,075)
Net increase (decrease)	(2,541,419)	$(36,179,265)	885,498	$10,303,574
MM RetireSMART by JPMorgan 2040 Fund Class R4
Sold	215,837	$2,861,206	706,074	$7,974,124
Issued as reinvestment of dividends	31,543	398,076	407,546	4,678,634
Redeemed	(903,189)	(11,952,792)	(2,571,519)	(28,316,404)
Net increase (decrease)	(655,809)	$(8,693,510)	(1,457,899)	$(15,663,646)
MM RetireSMART by JPMorgan 2040 Fund Class R3
Sold	493,967	$6,414,595	872,761	$9,257,952
Issued as reinvestment of dividends	70,673	875,634	522,975	5,904,393
Redeemed	(1,596,340)	(20,625,554)	(1,568,886)	(17,359,898)
Net increase (decrease)	(1,031,700)	$(13,335,325)	(173,150)	$(2,197,553)
MM RetireSMART by JPMorgan 2045 Fund Class I
Sold	525,252	$7,283,265	926,718	$10,714,594
Issued as reinvestment of dividends	78,039	1,026,207	187,910	2,290,625
Redeemed	(350,179)	(4,929,608)	(812,682)	(9,784,893)
Net increase (decrease)	253,112	$3,379,864	301,946	$3,220,326
MM RetireSMART by JPMorgan 2045 Fund Class R5
Sold	28,352	$390,936	16,466	$190,616
Issued as reinvestment of dividends	3,044	40,056	6,603	80,562
Redeemed	(19,682)	(262,161)	(3,628)	(42,665)
Net increase (decrease)	11,714	$168,831	19,441	$228,513
MM RetireSMART by JPMorgan 2045 Fund Service Class
Sold	46,531	$663,690	81,842	$938,392
Issued as reinvestment of dividends	12,734	167,829	37,274	455,111
Redeemed	(111,768)	(1,554,783)	(56,178)	(673,594)
Net increase (decrease)	(52,503)	$(723,264)	62,938	$719,909

176

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2045 Fund Administrative Class
Sold	651,275	$8,846,530	410,451	$4,666,652
Issued as reinvestment of dividends	63,564	832,689	184,619	2,243,119
Redeemed	(543,064)	(7,557,809)	(643,164)	(7,595,913)
Net increase (decrease)	171,775	$2,121,410	(48,094)	$(686,142)
MM RetireSMART by JPMorgan 2045 Fund Class A
Sold	453,468	$5,894,716	1,203,907	$13,836,206
Issued as reinvestment of dividends	95,054	1,232,845	199,108	2,397,261
Redeemed	(2,135,096)	(30,690,124)	(590,005)	(6,809,252)
Net increase (decrease)	(1,586,574)	$(23,562,563)	813,010	$9,424,215
MM RetireSMART by JPMorgan 2045 Fund Class R4
Sold	333,371	$4,599,616	670,922	$7,854,183
Issued as reinvestment of dividends	61,722	795,600	293,080	3,505,240
Redeemed	(607,999)	(8,555,563)	(1,801,913)	(20,536,491)
Net increase (decrease)	(212,906)	$(3,160,347)	(837,911)	$(9,177,068)
MM RetireSMART by JPMorgan 2045 Fund Class R3
Sold	357,666	$4,891,336	541,679	$6,163,060
Issued as reinvestment of dividends	125,817	1,619,261	432,162	5,160,018
Redeemed	(1,361,566)	(18,459,287)	(1,062,043)	(12,319,025)
Net increase (decrease)	(878,083)	$(11,948,690)	(88,202)	$(995,947)
MM RetireSMART by JPMorgan 2050 Fund Class I
Sold	727,345	$7,255,731	1,336,371	$10,693,552
Issued as reinvestment of dividends	47,153	439,469	210,986	1,787,053
Redeemed	(454,192)	(4,504,645)	(1,027,191)	(8,528,723)
Net increase (decrease)	320,306	$3,190,555	520,166	$3,951,882
MM RetireSMART by JPMorgan 2050 Fund Class R5
Sold	1,076,622	$10,688,801	1,443,679	$11,798,498
Issued as reinvestment of dividends	107,786	1,003,491	615,213	5,204,699
Redeemed	(1,525,906)	(14,601,024)	(2,003,857)	(13,263,707)
Net increase (decrease)	(341,498)	$(2,908,732)	55,035	$3,739,490
MM RetireSMART by JPMorgan 2050 Fund Service Class
Sold	404,635	$3,962,019	401,758	$3,213,899
Issued as reinvestment of dividends	24,906	233,370	109,606	933,843
Redeemed	(445,648)	(4,332,948)	(250,367)	(1,994,968)
Net increase (decrease)	(16,107)	$(137,559)	260,997	$2,152,774
MM RetireSMART by JPMorgan 2050 Fund Administrative Class
Sold	1,083,935	$10,593,161	1,322,990	$10,874,295
Issued as reinvestment of dividends	74,280	693,031	612,423	5,193,345
Redeemed	(842,002)	(8,269,128)	(3,807,462)	(31,259,686)
Net increase (decrease)	316,213	$3,017,064	(1,872,049)	$(15,192,046)
MM RetireSMART by JPMorgan 2050 Fund Class A
Sold	502,567	$4,703,972	1,563,852	$12,671,916
Issued as reinvestment of dividends	56,079	519,288	278,502	2,344,984
Redeemed	(2,391,017)	(24,469,667)	(1,013,634)	(8,165,780)
Net increase (decrease)	(1,832,371)	$(19,246,407)	828,720	$6,851,120

177

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2050 Fund Class R4
Sold	344,634	$3,369,310	732,785	$5,963,673
Issued as reinvestment of dividends	30,421	279,871	301,706	2,525,281
Redeemed	(659,614)	(6,502,588)	(1,843,867)	(14,733,106)
Net increase (decrease)	(284,559)	$(2,853,407)	(809,376)	$(6,244,152)
MM RetireSMART by JPMorgan 2050 Fund Class R3
Sold	551,292	$5,375,087	998,834	$7,703,306
Issued as reinvestment of dividends	59,803	546,001	391,929	3,256,926
Redeemed	(1,262,865)	(12,002,359)	(1,330,844)	(10,877,274)
Net increase (decrease)	(651,770)	$(6,081,271)	59,919	$82,958
MM RetireSMART by JPMorgan 2055 Fund Class I
Sold	404,976	$4,843,286	588,591	$5,802,869
Issued as reinvestment of dividends	52,641	578,530	87,438	904,107
Redeemed	(251,863)	(2,998,063)	(469,989)	(4,821,522)
Net increase (decrease)	205,754	$2,423,753	206,040	$1,885,454
MM RetireSMART by JPMorgan 2055 Fund Class R5
Sold	64,369	$736,277	18,992	$185,144
Issued as reinvestment of dividends	2,696	29,652	3,816	39,491
Redeemed	(6,858)	(82,937)	(9,280)	(90,941)
Net increase (decrease)	60,207	$682,992	13,528	$133,694
MM RetireSMART by JPMorgan 2055 Fund Service Class
Sold	49,235	$589,535	63,374	$635,760
Issued as reinvestment of dividends	8,839	97,676	16,941	176,017
Redeemed	(39,916)	(477,336)	(48,174)	(482,019)
Net increase (decrease)	18,158	$209,875	32,141	$329,758
MM RetireSMART by JPMorgan 2055 Fund Administrative Class
Sold	449,762	$5,104,756	299,784	$2,862,312
Issued as reinvestment of dividends	40,469	443,948	76,186	786,245
Redeemed	(338,394)	(3,851,548)	(417,911)	(4,177,008)
Net increase (decrease)	151,837	$1,697,156	(41,941)	$(528,451)
MM RetireSMART by JPMorgan 2055 Fund Class A
Sold	255,117	$2,896,529	521,887	$5,132,600
Issued as reinvestment of dividends	56,063	613,895	82,469	851,085
Redeemed	(801,732)	(9,761,811)	(309,768)	(3,048,348)
Net increase (decrease)	(490,552)	$(6,251,387)	294,588	$2,935,337
MM RetireSMART by JPMorgan 2055 Fund Class R4
Sold	212,365	$2,471,970	417,125	$4,199,564
Issued as reinvestment of dividends	38,284	417,683	135,357	1,390,113
Redeemed	(295,071)	(3,498,012)	(1,018,551)	(9,970,679)
Net increase (decrease)	(44,422)	$(608,359)	(466,069)	$(4,381,002)
MM RetireSMART by JPMorgan 2055 Fund Class R3
Sold	323,607	$3,767,844	552,242	$5,411,970
Issued as reinvestment of dividends	121,349	1,317,852	226,373	2,315,797
Redeemed	(891,831)	(10,218,639)	(457,548)	(4,508,908)
Net increase (decrease)	(446,875)	$(5,132,943)	321,067	$3,218,859

178

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2060 Fund Class I
Sold	179,662	$2,088,609	101,089	$969,443
Issued as reinvestment of dividends	8,069	86,576	10,781	108,883
Redeemed	(42,237)	(486,988)	(62,182)	(618,325)
Net increase (decrease)	145,494	$1,688,197	49,688	$460,001
MM RetireSMART by JPMorgan 2060 Fund Class R5
Sold	59,539	$684,498	68,168	$669,340
Issued as reinvestment of dividends	4,064	43,480	14,001	141,127
Redeemed	(28,218)	(330,398)	(124,446)	(956,545)
Net increase (decrease)	35,385	$397,580	(42,277)	$(146,078)
MM RetireSMART by JPMorgan 2060 Fund Service Class
Sold	66,564	$768,465	111,178	$1,024,090
Issued as reinvestment of dividends	6,326	67,620	4,373	44,035
Redeemed	(48,979)	(523,433)	(18,784)	(181,672)
Net increase (decrease)	23,911	$312,652	96,767	$886,453
MM RetireSMART by JPMorgan 2060 Fund Administrative Class
Sold	103,851	$1,212,381	139,796	$1,290,003
Issued as reinvestment of dividends	6,022	64,312	7,329	73,727
Redeemed	(57,188)	(633,442)	(78,279)	(700,415)
Net increase (decrease)	52,685	$643,251	68,846	$663,315
MM RetireSMART by JPMorgan 2060 Fund Class A
Sold	51,334	$555,115	106,934	$1,002,821
Issued as reinvestment of dividends	7,016	74,723	3,294	33,104
Redeemed	(127,851)	(1,514,896)	(30,986)	(288,188)
Net increase (decrease)	(69,501)	$(885,058)	79,242	$747,737
MM RetireSMART by JPMorgan 2060 Fund Class R4
Sold	33,390	$379,265	44,923	$434,043
Issued as reinvestment of dividends	4,032	43,062	3,708	37,340
Redeemed	(30,080)	(337,390)	(6,319)	(61,649)
Net increase (decrease)	7,342	$84,937	42,312	$409,734
MM RetireSMART by JPMorgan 2060 Fund Class R3
Sold	30,374	$348,769	125,594	$1,007,502
Issued as reinvestment of dividends	9,711	103,328	8,135	81,599
Redeemed	(105,113)	(1,193,341)	(46,816)	(482,127)
Net increase (decrease)	(65,028)	$(741,244)	86,913	$606,974
MM Select T. Rowe Price Retirement Balanced Fund Class I
Sold	464,519	$8,092,154	505,441	$7,830,380
Issued as reinvestment of dividends	49,672	825,060	27,361	426,283
Redeemed	(242,666)	(4,192,307)	(312,615)	(4,782,439)
Net increase (decrease)	271,525	$4,724,907	220,187	$3,474,224
MM Select T. Rowe Price Retirement Balanced Fund Class M5
Sold	1,365,518	$23,265,930	909,657	$14,135,886
Issued as reinvestment of dividends	324,806	5,404,774	238,299	3,719,842
Redeemed	(887,330)	(15,226,628)	(1,041,995)	(15,883,870)
Net increase (decrease)	802,994	$13,444,076	105,961	$1,971,858

179

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement Balanced Fund Class M4
Sold	119,741	$2,040,070	316,195	$4,923,191
Issued as reinvestment of dividends	47,012	780,868	34,881	543,452
Redeemed	(583,425)	(10,246,789)	(300,878)	(4,620,420)
Net increase (decrease)	(416,672)	$(7,425,851)	50,198	$846,223
MM Select T. Rowe Price Retirement Balanced Fund Class M3
Sold	90,024	$1,551,047	71,607	$1,120,108
Issued as reinvestment of dividends	12,181	202,562	11,494	179,071
Redeemed	(124,296)	(2,108,510)	(187,969)	(2,924,733)
Net increase (decrease)	(22,091)	$(354,901)	(104,868)	$(1,625,554)
MM Select T. Rowe Price Retirement 2005 Fund Class I
Sold	338,862	$5,732,743	574,313	$8,776,690
Issued as reinvestment of dividends	64,096	1,057,591	39,059	609,704
Redeemed	(624,550)	(10,731,059)	(247,992)	(3,874,743)
Net increase (decrease)	(221,592)	$(3,940,725)	365,380	$5,511,651
MM Select T. Rowe Price Retirement 2005 Fund Class M5
Sold	264,139	$4,508,274	128,882	$2,018,275
Issued as reinvestment of dividends	23,719	390,897	24,918	388,470
Redeemed	(363,714)	(6,249,874)	(168,830)	(2,626,600)
Net increase (decrease)	(75,856)	$(1,350,703)	(15,030)	$(219,855)
MM Select T. Rowe Price Retirement 2005 Fund Class M4
Sold	69,605	$1,191,175	73,355	$1,129,545
Issued as reinvestment of dividends	8,599	141,796	9,422	146,977
Redeemed	(114,533)	(1,976,203)	(69,022)	(1,049,897)
Net increase (decrease)	(36,329)	$(643,232)	13,755	$226,625
MM Select T. Rowe Price Retirement 2005 Fund Class M3
Sold	52,916	$909,683	25,381	$401,739
Issued as reinvestment of dividends	3,079	50,687	3,675	57,222
Redeemed	(40,002)	(691,916)	(51,266)	(814,296)
Net increase (decrease)	15,993	$268,454	(22,210)	$(355,335)
MM Select T. Rowe Price Retirement 2010 Fund Class I
Sold	790,104	$13,509,877	1,036,902	$16,070,396
Issued as reinvestment of dividends	201,357	3,326,410	223,014	3,445,570
Redeemed	(1,194,114)	(20,810,982)	(965,780)	(14,751,016)
Net increase (decrease)	(202,653)	$(3,974,695)	294,136	$4,764,950
MM Select T. Rowe Price Retirement 2010 Fund Class M5
Sold	605,052	$10,129,993	321,252	$4,990,473
Issued as reinvestment of dividends	70,652	1,167,166	108,006	1,668,689
Redeemed	(624,441)	(10,609,487)	(588,447)	(8,837,513)
Net increase (decrease)	51,263	$687,672	(159,189)	$(2,178,351)
MM Select T. Rowe Price Retirement 2010 Fund Class M4
Sold	139,338	$2,385,404	697,744	$11,126,079
Issued as reinvestment of dividends	76,410	1,260,759	80,309	1,239,970
Redeemed	(604,431)	(10,202,568)	(380,821)	(5,743,665)
Net increase (decrease)	(388,683)	$(6,556,405)	397,232	$6,622,384

180

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2010 Fund Class M3
Sold	86,201	$1,468,587	232,467	$3,479,570
Issued as reinvestment of dividends	31,859	526,947	37,872	585,880
Redeemed	(235,465)	(4,009,010)	(243,510)	(3,802,280)
Net increase (decrease)	(117,405)	$(2,013,476)	26,829	$263,170
MM Select T. Rowe Price Retirement 2015 Fund Class I
Sold	1,439,929	$24,674,475	1,715,394	$26,993,253
Issued as reinvestment of dividends	192,638	3,224,766	185,348	2,885,875
Redeemed	(1,303,125)	(22,838,996)	(1,463,150)	(22,452,642)
Net increase (decrease)	329,442	$5,060,245	437,592	$7,426,486
MM Select T. Rowe Price Retirement 2015 Fund Class M5
Sold	432,279	$7,469,217	548,201	$8,571,710
Issued as reinvestment of dividends	147,172	2,462,179	161,918	2,519,440
Redeemed	(343,439)	(6,010,325)	(716,315)	(10,999,508)
Net increase (decrease)	236,012	$3,921,071	(6,196)	$91,642
MM Select T. Rowe Price Retirement 2015 Fund Class M4
Sold	102,467	$1,789,487	132,111	$2,027,150
Issued as reinvestment of dividends	30,505	510,957	36,596	569,800
Redeemed	(268,944)	(4,687,546)	(252,007)	(3,861,188)
Net increase (decrease)	(135,972)	$(2,387,102)	(83,300)	$(1,264,238)
MM Select T. Rowe Price Retirement 2015 Fund Class M3
Sold	122,810	$2,105,488	68,189	$1,062,314
Issued as reinvestment of dividends	17,052	285,443	22,341	347,634
Redeemed	(197,141)	(3,376,828)	(196,175)	(2,999,974)
Net increase (decrease)	(57,279)	$(985,897)	(105,645)	$(1,590,026)
MM Select T. Rowe Price Retirement 2020 Fund Class I
Sold	4,104,039	$71,590,126	5,822,591	$90,134,127
Issued as reinvestment of dividends	728,783	12,360,165	660,959	10,363,843
Redeemed	(4,585,926)	(81,226,539)	(4,166,766)	(63,201,886)
Net increase (decrease)	246,896	$2,723,752	2,316,784	$37,296,084
MM Select T. Rowe Price Retirement 2020 Fund Class M5
Sold	3,066,608	$52,991,805	2,365,310	$35,975,912
Issued as reinvestment of dividends	640,680	10,865,930	751,372	11,773,999
Redeemed	(4,118,856)	(72,647,080)	(3,346,170)	(50,651,310)
Net increase (decrease)	(411,568)	$(8,789,345)	(229,488)	$(2,901,399)
MM Select T. Rowe Price Retirement 2020 Fund Class M4
Sold	1,201,362	$21,180,014	2,561,289	$40,263,892
Issued as reinvestment of dividends	394,024	6,678,707	410,865	6,438,259
Redeemed	(3,774,885)	(65,814,223)	(2,569,453)	(39,226,205)
Net increase (decrease)	(2,179,499)	$(37,955,502)	402,701	$7,475,946
MM Select T. Rowe Price Retirement 2020 Fund Class M3
Sold	802,491	$13,839,761	968,862	$14,896,382
Issued as reinvestment of dividends	135,036	2,294,268	183,838	2,884,412
Redeemed	(1,961,788)	(34,486,603)	(1,903,179)	(29,453,631)
Net increase (decrease)	(1,024,261)	$(18,352,574)	(750,479)	$(11,672,837)
MM Select T. Rowe Price Retirement 2025 Fund Class I
Sold	7,073,901	$127,891,009	6,967,454	$110,149,283
Issued as reinvestment of dividends	712,872	12,461,008	518,987	8,251,898
Redeemed	(5,281,785)	(97,064,364)	(3,158,403)	(48,766,046)
Net increase (decrease)	2,504,988	$43,287,653	4,328,038	$69,635,135

181

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2025 Fund Class M5
Sold	2,163,008	$39,540,510	2,006,804	$31,560,774
Issued as reinvestment of dividends	367,856	6,426,451	393,078	6,246,014
Redeemed	(1,885,963)	(34,710,606)	(2,642,780)	(40,876,186)
Net increase (decrease)	644,901	$11,256,355	(242,898)	$(3,069,398)
MM Select T. Rowe Price Retirement 2025 Fund Class M4
Sold	1,395,092	$25,464,651	1,512,384	$23,669,635
Issued as reinvestment of dividends	196,560	3,433,898	183,704	2,919,051
Redeemed	(1,857,569)	(33,901,691)	(1,468,014)	(22,674,931)
Net increase (decrease)	(265,917)	$(5,003,142)	228,074	$3,913,755
MM Select T. Rowe Price Retirement 2025 Fund Class M3
Sold	1,110,932	$19,886,024	730,555	$11,329,202
Issued as reinvestment of dividends	114,056	1,990,274	130,634	2,073,164
Redeemed	(1,902,958)	(34,509,818)	(1,610,103)	(25,245,274)
Net increase (decrease)	(677,970)	$(12,633,520)	(748,914)	$(11,842,908)
MM Select T. Rowe Price Retirement 2030 Fund Class I
Sold	7,281,570	$135,233,928	8,972,646	$139,727,652
Issued as reinvestment of dividends	881,983	15,761,035	761,978	12,184,030
Redeemed	(4,693,823)	(88,881,538)	(4,723,481)	(73,415,434)
Net increase (decrease)	3,469,730	$62,113,425	5,011,143	$78,496,248
MM Select T. Rowe Price Retirement 2030 Fund Class M5
Sold	6,781,304	$123,964,061	4,508,917	$69,015,232
Issued as reinvestment of dividends	906,716	16,203,011	998,819	15,961,122
Redeemed	(4,370,000)	(82,382,320)	(3,747,768)	(57,267,708)
Net increase (decrease)	3,318,020	$57,784,752	1,759,968	$27,708,646
MM Select T. Rowe Price Retirement 2030 Fund Class M4
Sold	2,608,926	$49,133,927	4,595,332	$73,625,972
Issued as reinvestment of dividends	533,508	9,523,116	515,825	8,242,876
Redeemed	(6,390,327)	(117,016,352)	(2,878,852)	(44,391,900)
Net increase (decrease)	(3,247,893)	$(58,359,309)	2,232,305	$37,476,948
MM Select T. Rowe Price Retirement 2030 Fund Class M3
Sold	1,077,433	$19,661,188	1,469,704	$23,021,940
Issued as reinvestment of dividends	172,455	3,085,222	235,709	3,768,988
Redeemed	(3,015,357)	(55,749,121)	(2,611,493)	(41,096,982)
Net increase (decrease)	(1,765,469)	$(33,002,711)	(906,080)	$(14,306,054)
MM Select T. Rowe Price Retirement 2035 Fund Class I
Sold	5,514,941	$104,574,394	5,894,835	$92,785,186
Issued as reinvestment of dividends	465,300	8,473,120	361,506	5,823,869
Redeemed	(2,634,738)	(51,236,097)	(2,318,697)	(36,118,797)
Net increase (decrease)	3,345,503	$61,811,417	3,937,644	$62,490,258
MM Select T. Rowe Price Retirement 2035 Fund Class M5
Sold	1,902,709	$37,039,466	2,006,861	$31,628,849
Issued as reinvestment of dividends	301,681	5,490,596	317,211	5,107,092
Redeemed	(1,303,922)	(24,929,714)	(1,690,404)	(26,243,425)
Net increase (decrease)	900,468	$17,600,348	633,668	$10,492,516
MM Select T. Rowe Price Retirement 2035 Fund Class M4
Sold	2,258,492	$43,817,075	1,221,818	$19,183,872
Issued as reinvestment of dividends	131,483	2,391,669	117,558	1,892,688
Redeemed	(980,018)	(19,013,027)	(1,018,285)	(15,524,176)
Net increase (decrease)	1,409,957	$27,195,717	321,091	$5,552,384

182

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2035 Fund Class M3
Sold	638,967	$11,825,316	748,695	$11,616,342
Issued as reinvestment of dividends	75,478	1,372,936	90,824	1,461,360
Redeemed	(2,031,739)	(39,232,693)	(995,844)	(15,328,147)
Net increase (decrease)	(1,317,294)	$(26,034,441)	(156,325)	$(2,250,445)
MM Select T. Rowe Price Retirement 2040 Fund Class I
Sold	4,927,804	$95,246,646	5,779,120	$90,855,053
Issued as reinvestment of dividends	501,325	9,279,529	402,354	6,514,109
Redeemed	(3,359,159)	(66,171,281)	(2,538,833)	(39,556,753)
Net increase (decrease)	2,069,970	$38,354,894	3,642,641	$57,812,409
MM Select T. Rowe Price Retirement 2040 Fund Class M5
Sold	6,572,217	$124,438,168	4,113,144	$62,999,824
Issued as reinvestment of dividends	613,121	11,348,863	597,530	9,674,007
Redeemed	(2,416,172)	(46,478,211)	(2,174,907)	(33,379,175)
Net increase (decrease)	4,769,166	$89,308,820	2,535,767	$39,294,656
MM Select T. Rowe Price Retirement 2040 Fund Class M4
Sold	2,075,384	$40,928,370	4,451,240	$72,244,021
Issued as reinvestment of dividends	363,456	6,713,026	304,700	4,927,004
Redeemed	(5,360,898)	(100,734,215)	(2,009,465)	(31,647,241)
Net increase (decrease)	(2,922,058)	$(53,092,819)	2,746,475	$45,523,784
MM Select T. Rowe Price Retirement 2040 Fund Class M3
Sold	908,834	$17,290,393	1,400,514	$21,901,768
Issued as reinvestment of dividends	103,356	1,914,156	126,739	2,051,897
Redeemed	(2,502,386)	(48,346,735)	(1,765,557)	(28,065,353)
Net increase (decrease)	(1,490,196)	$(29,142,186)	(238,304)	$(4,111,688)
MM Select T. Rowe Price Retirement 2045 Fund Class I
Sold	3,867,260	$76,044,553	3,344,227	$52,781,959
Issued as reinvestment of dividends	252,233	4,711,717	186,862	3,036,511
Redeemed	(1,604,391)	(32,349,847)	(1,520,069)	(23,700,775)
Net increase (decrease)	2,515,102	$48,406,423	2,011,020	$32,117,695
MM Select T. Rowe Price Retirement 2045 Fund Class M5
Sold	1,461,159	$29,441,322	1,610,568	$25,386,107
Issued as reinvestment of dividends	209,722	3,915,508	199,938	3,248,992
Redeemed	(679,177)	(13,399,447)	(1,081,070)	(16,533,352)
Net increase (decrease)	991,704	$19,957,383	729,436	$12,101,747
MM Select T. Rowe Price Retirement 2045 Fund Class M4
Sold	1,528,719	$30,317,779	881,354	$13,778,971
Issued as reinvestment of dividends	90,627	1,690,198	77,380	1,257,426
Redeemed	(893,982)	(17,644,416)	(785,304)	(12,462,165)
Net increase (decrease)	725,364	$14,363,561	173,430	$2,574,232
MM Select T. Rowe Price Retirement 2045 Fund Class M3
Sold	524,290	$10,038,412	564,240	$8,661,435
Issued as reinvestment of dividends	43,621	814,412	56,912	924,255
Redeemed	(1,687,466)	(33,012,679)	(702,205)	(11,262,275)
Net increase (decrease)	(1,119,555)	$(22,159,855)	(81,053)	$(1,676,585)

183

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2050 Fund Class I
Sold	3,708,242	$72,939,736	3,318,156	$52,315,998
Issued as reinvestment of dividends	276,039	5,153,642	195,937	3,187,897
Redeemed	(1,375,033)	(27,537,988)	(1,708,624)	(27,573,227)
Net increase (decrease)	2,609,248	$50,555,390	1,805,469	$27,930,668
MM Select T. Rowe Price Retirement 2050 Fund Class M5
Sold	4,626,361	$89,309,701	3,187,392	$49,761,830
Issued as reinvestment of dividends	417,762	7,799,608	359,052	5,841,778
Redeemed	(1,986,442)	(37,755,314)	(1,212,422)	(18,788,209)
Net increase (decrease)	3,057,681	$59,353,995	2,334,022	$36,815,399
MM Select T. Rowe Price Retirement 2050 Fund Class M4
Sold	1,783,070	$35,187,896	3,007,133	$48,417,616
Issued as reinvestment of dividends	219,310	4,085,747	153,023	2,486,626
Redeemed	(3,195,050)	(60,904,525)	(1,204,499)	(19,064,147)
Net increase (decrease)	(1,192,670)	$(21,630,882)	1,955,657	$31,840,095
MM Select T. Rowe Price Retirement 2050 Fund Class M3
Sold	820,918	$15,631,320	1,033,715	$16,196,014
Issued as reinvestment of dividends	65,421	1,220,747	64,687	1,051,810
Redeemed	(1,450,967)	(28,312,695)	(1,065,972)	(17,336,490)
Net increase (decrease)	(564,628)	$(11,460,628)	32,430	$(88,666)
MM Select T. Rowe Price Retirement 2055 Fund Class I
Sold	1,970,847	$38,801,235	1,796,442	$27,932,708
Issued as reinvestment of dividends	120,986	2,253,961	75,486	1,226,648
Redeemed	(776,180)	(15,616,399)	(801,727)	(12,872,608)
Net increase (decrease)	1,315,653	$25,438,797	1,070,201	$16,286,748
MM Select T. Rowe Price Retirement 2055 Fund Class M5
Sold	1,494,776	$29,803,216	1,525,201	$23,854,167
Issued as reinvestment of dividends	155,950	2,902,228	126,908	2,060,990
Redeemed	(610,625)	(11,871,458)	(828,441)	(12,507,765)
Net increase (decrease)	1,040,101	$20,833,986	823,668	$13,407,392
MM Select T. Rowe Price Retirement 2055 Fund Class M4
Sold	845,856	$16,904,947	602,704	$9,410,652
Issued as reinvestment of dividends	50,088	931,634	37,368	606,864
Redeemed	(484,615)	(9,532,136)	(349,693)	(5,544,519)
Net increase (decrease)	411,329	$8,304,445	290,379	$4,472,997
MM Select T. Rowe Price Retirement 2055 Fund Class M3
Sold	442,031	$8,218,717	376,880	$5,849,250
Issued as reinvestment of dividends	28,072	521,858	25,978	421,625
Redeemed	(797,050)	(15,602,549)	(331,528)	(5,112,566)
Net increase (decrease)	(326,947)	$(6,861,974)	71,330	$1,158,309
MM Select T. Rowe Price Retirement 2060 Fund Class I
Sold	1,493,589	$29,764,354	1,124,027	$17,333,019
Issued as reinvestment of dividends	49,706	924,535	22,971	372,583
Redeemed	(548,443)	(10,879,298)	(417,196)	(6,502,001)
Net increase (decrease)	994,852	$19,809,591	729,802	$11,203,601

184

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2060 Fund Class M5
Sold	898,238	$17,720,639	587,294	$8,883,810
Issued as reinvestment of dividends	25,355	471,099	13,945	226,185
Redeemed	(247,150)	(4,879,704)	(202,074)	(3,141,647)
Net increase (decrease)	676,443	$13,312,034	399,165	$5,968,348
MM Select T. Rowe Price Retirement 2060 Fund Class M4
Sold	575,616	$11,433,668	608,593	$9,309,910
Issued as reinvestment of dividends	20,830	386,399	13,914	225,270
Redeemed	(520,718)	(9,930,612)	(304,041)	(4,686,938)
Net increase (decrease)	75,728	$1,889,455	318,466	$4,848,242
MM Select T. Rowe Price Retirement 2060 Fund Class M3
Sold	198,040	$3,731,566	222,970	$3,367,492
Issued as reinvestment of dividends	9,098	168,503	4,907	79,445
Redeemed	(252,373)	(4,995,196)	(100,587)	(1,547,199)
Net increase (decrease)	(45,235)	$(1,095,127)	127,290	$1,899,738

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained $13 for MM RetireSMART by JPMorgan 2040 Fund during the year ended September 30, 2021.

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2021, were waived for any redemptions subject to such a charge.

6. Federal Income Tax Information

At September 30, 2021, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
20/80 Allocation Fund	$199,200,582	$6,571,030	$(359,371)	$6,211,659
40/60 Allocation Fund	209,014,734	11,633,941	(1,022,234)	10,611,707
60/40 Allocation Fund	204,958,517	13,625,424	(952,533)	12,672,891
80/20 Allocation Fund	141,785,133	10,947,846	(466,773)	10,481,073
MM RetireSMART by JPMorgan In Retirement Fund	112,138,644	4,966,603	(190,017)	4,776,586
MM RetireSMART by JPMorgan 2020 Fund	255,720,905	12,447,490	(404,122)	12,043,368
MM RetireSMART by JPMorgan 2025 Fund	192,748,130	12,134,917	(408,373)	11,726,544
MM RetireSMART by JPMorgan 2030 Fund	400,643,600	26,187,488	(687,394)	25,500,094
MM RetireSMART by JPMorgan 2035 Fund	176,899,309	13,884,500	(485,442)	13,399,058
MM RetireSMART by JPMorgan 2040 Fund	281,955,751	26,905,101	(1,113,337)	25,791,764
MM RetireSMART by JPMorgan 2045 Fund	122,921,744	11,575,054	(215,548)	11,359,506
MM RetireSMART by JPMorgan 2050 Fund	184,636,805	17,833,735	(624,976)	17,208,759
MM RetireSMART by JPMorgan 2055 Fund	62,488,937	5,441,713	(135,084)	5,306,629
MM RetireSMART by JPMorgan 2060 Fund	21,789,445	1,866,694	(69,933)	1,796,761

185

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MM Select T. Rowe Price Retirement Balanced Fund	$182,995,943	$15,662,078	$(796,864)	$14,865,214
MM Select T. Rowe Price Retirement 2005 Fund	28,247,052	1,695,578	(35,798)	1,659,780
MM Select T. Rowe Price Retirement 2010 Fund	136,424,172	13,169,987	(710,995)	12,458,992
MM Select T. Rowe Price Retirement 2015 Fund	145,483,433	16,847,871	(700,531)	16,147,340
MM Select T. Rowe Price Retirement 2020 Fund	692,668,340	93,365,704	(3,722,108)	89,643,596
MM Select T. Rowe Price Retirement 2025 Fund	627,408,828	98,529,027	(3,230,325)	95,298,702
MM Select T. Rowe Price Retirement 2030 Fund	1,352,430,191	291,393,834	(9,177,486)	282,216,348
MM Select T. Rowe Price Retirement 2035 Fund	627,445,623	146,908,419	(3,239,344)	143,669,075
MM Select T. Rowe Price Retirement 2040 Fund	1,055,578,807	309,127,287	(4,925,022)	304,202,265
MM Select T. Rowe Price Retirement 2045 Fund	445,814,065	127,295,700	(1,574,244)	125,721,456
MM Select T. Rowe Price Retirement 2050 Fund	690,119,655	208,778,309	(2,590,694)	206,187,615
MM Select T. Rowe Price Retirement 2055 Fund	254,704,067	70,276,152	(882,263)	69,393,889
MM Select T. Rowe Price Retirement 2060 Fund	94,814,308	19,957,913	(254,900)	19,703,013

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss.

At September 30, 2021, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2021, was as follows:

	Ordinary Income	Long Term Capital Gain
20/80 Allocation Fund	$6,912,673	$3,835,241
40/60 Allocation Fund	6,528,736	5,057,277
60/40 Allocation Fund	5,152,629	3,111,437
80/20 Allocation Fund	2,329,878	4,366,908
MM RetireSMART by JPMorgan In Retirement Fund	6,142,449	4,776,823
MM RetireSMART by JPMorgan 2020 Fund	11,260,302	6,896,687
MM RetireSMART by JPMorgan 2025 Fund	8,314,627	8,191,787
MM RetireSMART by JPMorgan 2030 Fund	11,888,107	10,758,255
MM RetireSMART by JPMorgan 2035 Fund	4,345,039	4,608,372
MM RetireSMART by JPMorgan 2040 Fund	5,383,008	320,831
MM RetireSMART by JPMorgan 2045 Fund	2,178,218	3,540,149
MM RetireSMART by JPMorgan 2050 Fund	3,156,541	557,980
MM RetireSMART by JPMorgan 2055 Fund	985,575	2,570,924
MM RetireSMART by JPMorgan 2060 Fund	348,416	779,863
MM Select T. Rowe Price Retirement Balanced Fund	3,760,652	3,452,612
MM Select T. Rowe Price Retirement 2005 Fund	804,782	841,098
MM Select T. Rowe Price Retirement 2010 Fund	3,131,794	3,149,488
MM Select T. Rowe Price Retirement 2015 Fund	2,982,450	3,500,895
MM Select T. Rowe Price Retirement 2020 Fund	13,720,482	18,478,588

186

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain
MM Select T. Rowe Price Retirement 2025 Fund	$9,784,845	$14,526,786
MM Select T. Rowe Price Retirement 2030 Fund	17,254,192	27,318,192
MM Select T. Rowe Price Retirement 2035 Fund	6,229,193	11,499,128
MM Select T. Rowe Price Retirement 2040 Fund	8,110,897	21,144,677
MM Select T. Rowe Price Retirement 2045 Fund	2,687,176	8,444,659
MM Select T. Rowe Price Retirement 2050 Fund	3,928,942	14,330,802
MM Select T. Rowe Price Retirement 2055 Fund	1,378,034	5,231,647
MM Select T. Rowe Price Retirement 2060 Fund	422,073	1,528,463

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2020, was as follows:

	Ordinary Income	Long Term Capital Gain
20/80 Allocation Fund	$5,747,946	$4,316,110
40/60 Allocation Fund	4,610,294	18,480,509
60/40 Allocation Fund	3,258,252	22,293,355
80/20 Allocation Fund	1,756,778	13,419,620
MM RetireSMART by JPMorgan In Retirement Fund	3,986,517	1,644,332
MM RetireSMART by JPMorgan 2020 Fund	9,947,585	12,704,604
MM RetireSMART by JPMorgan 2025 Fund	6,347,874	15,996,080
MM RetireSMART by JPMorgan 2030 Fund	10,526,767	36,233,474
MM RetireSMART by JPMorgan 2035 Fund	4,307,784	19,295,679
MM RetireSMART by JPMorgan 2040 Fund	6,537,830	29,225,202
MM RetireSMART by JPMorgan 2045 Fund	2,574,417	13,568,320
MM RetireSMART by JPMorgan 2050 Fund	3,541,130	17,705,001
MM RetireSMART by JPMorgan 2055 Fund	1,050,423	5,520,058
MM RetireSMART by JPMorgan 2060 Fund	323,078	1,454,635
MM Select T. Rowe Price Retirement Balanced Fund	3,705,925	1,162,723
MM Select T. Rowe Price Retirement 2005 Fund	788,977	417,435
MM Select T. Rowe Price Retirement 2010 Fund	3,505,809	3,434,300
MM Select T. Rowe Price Retirement 2015 Fund	3,390,369	2,932,380
MM Select T. Rowe Price Retirement 2020 Fund	15,979,748	15,480,765
MM Select T. Rowe Price Retirement 2025 Fund	11,096,912	8,393,215
MM Select T. Rowe Price Retirement 2030 Fund	22,873,900	17,283,116
MM Select T. Rowe Price Retirement 2035 Fund	9,026,219	5,258,790
MM Select T. Rowe Price Retirement 2040 Fund	15,606,525	7,560,492
MM Select T. Rowe Price Retirement 2045 Fund	5,806,858	2,660,326
MM Select T. Rowe Price Retirement 2050 Fund	8,746,057	3,822,054
MM Select T. Rowe Price Retirement 2055 Fund	2,928,259	1,387,868
MM Select T. Rowe Price Retirement 2060 Fund	617,586	285,897

187

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2021:

Amount
20/80 Allocation Fund	$22,450
40/60 Allocation Fund	51,242
60/40 Allocation Fund	59,308
80/20 Allocation Fund	61,564
MM RetireSMART by JPMorgan In Retirement Fund	76,572
MM RetireSMART by JPMorgan 2020 Fund	150,102
MM RetireSMART by JPMorgan 2025 Fund	161,438
MM RetireSMART by JPMorgan 2030 Fund	349,841
MM RetireSMART by JPMorgan 2035 Fund	178,393
MM RetireSMART by JPMorgan 2040 Fund	291,978
MM RetireSMART by JPMorgan 2045 Fund	146,588
MM RetireSMART by JPMorgan 2050 Fund	195,581
MM RetireSMART by JPMorgan 2055 Fund	65,895
MM RetireSMART by JPMorgan 2060 Fund	19,612
MM Select T. Rowe Price Retirement Balanced Fund	53,737
MM Select T. Rowe Price Retirement 2005 Fund	10,071
MM Select T. Rowe Price Retirement 2010 Fund	50,070
MM Select T. Rowe Price Retirement 2015 Fund	54,791
MM Select T. Rowe Price Retirement 2020 Fund	319,003
MM Select T. Rowe Price Retirement 2025 Fund	308,475
MM Select T. Rowe Price Retirement 2030 Fund	762,527
MM Select T. Rowe Price Retirement 2035 Fund	360,047
MM Select T. Rowe Price Retirement 2040 Fund	712,862
MM Select T. Rowe Price Retirement 2045 Fund	296,589
MM Select T. Rowe Price Retirement 2050 Fund	466,991
MM Select T. Rowe Price Retirement 2055 Fund	162,304
MM Select T. Rowe Price Retirement 2060 Fund	47,681

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2021, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
20/80 Allocation Fund	$156,143	$7,090,134	$(23,059)	$6,211,659	$13,434,877
40/60 Allocation Fund	175,577	11,698,488	(39,793)	10,611,707	22,445,979
60/40 Allocation Fund	1,682,698	17,607,220	(32,043)	12,672,891	31,930,766
80/20 Allocation Fund	—	11,655,620	(10,799)	10,481,073	22,125,894
MM RetireSMART by JPMorgan In Retirement Fund	3,829,080	9,074,749	(38,875)	4,776,586	17,641,540
MM RetireSMART by JPMorgan 2020 Fund	2,752,058	15,218,255	(66,775)	12,043,368	29,946,906
MM RetireSMART by JPMorgan 2025 Fund	1,382,489	15,783,252	(15,752)	11,726,544	28,876,533
MM RetireSMART by JPMorgan 2030 Fund	1,381,380	33,718,222	(62,927)	25,500,094	60,536,769

188

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
MM RetireSMART by JPMorgan 2035 Fund	$389,071	$19,031,089	$(14,321)	$13,399,058	$32,804,897
MM RetireSMART by JPMorgan 2040 Fund	—	30,588,809	(38,363)	25,791,764	56,342,210
MM RetireSMART by JPMorgan 2045 Fund	171,873	16,761,758	(8,458)	11,359,506	28,284,679
MM RetireSMART by JPMorgan 2050 Fund	627,947	19,807,406	(30,740)	17,208,759	37,613,372
MM RetireSMART by JPMorgan 2055 Fund	83,623	6,381,118	(2,318)	5,306,629	11,769,052
MM RetireSMART by JPMorgan 2060 Fund	56,428	1,819,939	(671)	1,796,761	3,672,457
MM Select T. Rowe Price Retirement Balanced Fund	368,785	11,353,021	—	14,865,214	26,587,020
MM Select T. Rowe Price Retirement 2005 Fund	346,248	3,260,350	—	1,659,780	5,266,378
MM Select T. Rowe Price Retirement 2010 Fund	364,790	10,114,323	—	12,458,992	22,938,105
MM Select T. Rowe Price Retirement 2015 Fund	—	9,630,524	—	16,147,340	25,777,864
MM Select T. Rowe Price Retirement 2020 Fund	—	60,290,390	—	89,643,596	149,933,986
MM Select T. Rowe Price Retirement 2025 Fund	—	50,299,342	—	95,298,702	145,598,044
MM Select T. Rowe Price Retirement 2030 Fund	—	98,526,975	—	282,216,348	380,743,323
MM Select T. Rowe Price Retirement 2035 Fund	—	37,115,933	—	143,669,075	180,785,008
MM Select T. Rowe Price Retirement 2040 Fund	—	58,170,994	—	304,202,265	362,373,259
MM Select T. Rowe Price Retirement 2045 Fund	—	23,527,848	—	125,721,456	149,249,304
MM Select T. Rowe Price Retirement 2050 Fund	—	30,352,031	—	206,187,615	236,539,646
MM Select T. Rowe Price Retirement 2055 Fund	—	11,570,652	—	69,393,889	80,964,541
MM Select T. Rowe Price Retirement 2060 Fund	—	4,318,461	—	19,703,013	24,021,474

During the year ended September 30, 2021, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
20/80 Allocation Fund	$583	$(2,072,272)	$2,071,689
40/60 Allocation Fund	1,014	(1,788,969)	1,787,955
60/40 Allocation Fund	815	(1,371,638)	1,370,823
80/20 Allocation Fund	271	(516,696)	516,425
MM RetireSMART by JPMorgan In Retirement Fund	978	(1,973,447)	1,972,469
MM RetireSMART by JPMorgan 2020 Fund	1,704	(3,418,635)	3,416,931
MM RetireSMART by JPMorgan 2025 Fund	390	(2,242,946)	2,242,556
MM RetireSMART by JPMorgan 2030 Fund	1,597	(2,973,685)	2,972,088
MM RetireSMART by JPMorgan 2035 Fund	299	(1,360,269)	1,359,970
MM RetireSMART by JPMorgan 2040 Fund	972	(1,824,612)	1,823,640
MM RetireSMART by JPMorgan 2045 Fund	175	(662,704)	662,529
MM RetireSMART by JPMorgan 2050 Fund	328	(713,081)	712,753
MM RetireSMART by JPMorgan 2055 Fund	56	(297,982)	297,926
MM RetireSMART by JPMorgan 2060 Fund	16	(67,263)	67,247
MM Select T. Rowe Price Retirement Balanced Fund	(2,227)	(1,003,847)	1,006,074
MM Select T. Rowe Price Retirement 2005 Fund	(490)	(167,028)	167,518
MM Select T. Rowe Price Retirement 2010 Fund	(3,440)	(826,156)	829,596
MM Select T. Rowe Price Retirement 2015 Fund	(2,896)	(828,320)	831,216
MM Select T. Rowe Price Retirement 2020 Fund	(19,014)	(4,828,025)	4,847,039
MM Select T. Rowe Price Retirement 2025 Fund	(11,280)	(4,415,938)	4,427,218

189

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
MM Select T. Rowe Price Retirement 2030 Fund	$(29,552)	$(11,722,494)	$11,752,046
MM Select T. Rowe Price Retirement 2035 Fund	(10,148)	(5,219,977)	5,230,125
MM Select T. Rowe Price Retirement 2040 Fund	(21,753)	(10,064,495)	10,086,248
MM Select T. Rowe Price Retirement 2045 Fund	(7,669)	(3,974,583)	3,982,252
MM Select T. Rowe Price Retirement 2050 Fund	(12,600)	(6,561,663)	6,574,263
MM Select T. Rowe Price Retirement 2055 Fund	(3,791)	(2,258,156)	2,261,947
MM Select T. Rowe Price Retirement 2060 Fund	(547)	(697,275)	697,822

The Funds did not have any unrecognized tax benefits at September 30, 2021, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2021, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2021, was as follows:

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
20/80 Allocation Fund
Barings Global Floating Rate Fund, Class Y*	$1,883,269	$63,206	$(500,000)	$122,572	$(9,605)	$1,559,442	165,546	$63,207	$—
MassMutual Blue Chip Growth Fund, Class I	3,310,090	649,663	(1,003,476)	279,148	247,719	3,483,144	103,480	—	152,484
MassMutual Core Bond Fund, Class I	36,234,412	8,612,306	(8,858,158)	(1,466,178)	470,822	34,993,204	3,088,544	1,335,560	812,556
MassMutual Diversified Value Fund, Class I	2,062,339	270,094	(376,933)	733,647	20,279	2,709,426	200,996	49,991	—
MassMutual Equity Opportunities Fund, Class I	3,408,148	1,556,596	(1,465,325)	360,272	138,221	3,997,912	198,211	46,554	204,686
MassMutual Fundamental Value Fund, Class I	2,356,970	543,776	(602,688)	932,902	6,874	3,237,834	308,954	45,206	—
MassMutual Growth Opportunities Fund, Class I	1,184,788	316,065	(159,442)	73,878	35,446	1,450,735	128,270	—	223,672
MassMutual High Yield Fund, Class I	1,743,048	295,307	(866,324)	127,065	(8,651)	1,290,445	138,163	94,923	—
MassMutual Inflation-Protected and Income Fund, Class I	6,398,256	1,028,852	(1,349,261)	(82,248)	111,147	6,106,746	532,875	66,414	268,955
MassMutual International Equity Fund, Class I	780,026	463,396	(327,161)	(100,944)	(48,192)	767,125	76,104	2,431	283,545
MassMutual Mid Cap Growth Fund, Class I	1,215,861	201,453	(221,884)	233,061	44,249	1,472,740	47,173	—	74,611

190

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
20/80 Allocation Fund (Continued)
MassMutual Mid-Cap Value Fund, Class I	$1,736,952	$148,916	$(215,980)	$587,279	$10,530	$2,267,697	150,079	$27,931	$—
MassMutual Overseas Fund, Class I	2,500,479	565,857	(999,077)	498,064	170,792	2,736,115	269,038	15,074	47,544
MassMutual Short-Duration Bond Fund, Class I	30,399,001	13,818,331	(3,693,321)	381,731	(126,950)	40,778,792	4,037,504	1,348,761	—
MassMutual Small Cap Growth Equity Fund, Class I	213,390	49,817	(57,160)	45,596	13,796	265,439	12,706	—	17,659
MassMutual Small Cap Value Equity Fund, Class I	599,116	87,649	(112,725)	280,594	19,340	873,974	66,971	—	23,382
MassMutual Strategic Bond Fund, Class I	29,385,020	5,690,968	(8,417,438)	(1,701,440)	669,167	25,626,277	2,351,035	842,100	686,092
MassMutual Strategic Emerging Markets Fund, Class I	903,247	565,411	(301,821)	31,961	64,356	1,263,154	84,605	—	14,931
MassMutual Total Return Bond Fund, Class I	33,546,813	14,436,647	(9,008,403)	(2,496,981)	665,835	37,143,911	3,637,993	725,050	1,151,083
MM Equity Asset Fund, Class I	13,675,033	3,336,875	(8,925,042)	(44,925)	2,390,852	10,432,793	1,030,908	205,703	1,546,850
	$173,536,258	$52,701,185	$(47,461,619)	$(1,204,946)	$4,886,027	$182,456,905		$4,868,905	$5,508,050
40/60 Allocation Fund
Barings Global Floating Rate Fund, Class Y*	$2,401,506	$83,212	$(500,000)	$147,933	$(3,138)	$2,129,513	226,063	$83,213	$—
MassMutual Blue Chip Growth Fund, Class I	8,258,968	1,250,023	(2,432,598)	640,839	659,352	8,376,584	248,859	—	380,863
MassMutual Core Bond Fund, Class I	28,794,863	6,386,813	(7,850,616)	(1,311,223)	536,057	26,555,894	2,343,856	1,024,811	623,496
MassMutual Diversified Value Fund, Class I	4,537,255	312,099	(1,067,052)	1,555,758	59,449	5,397,509	400,409	108,929	—
MassMutual Equity Opportunities Fund, Class I	6,938,550	1,735,991	(1,251,401)	1,123,051	83,955	8,630,146	427,870	93,649	411,743
MassMutual Fundamental Value Fund, Class I	5,143,029	1,019,415	(1,458,607)	2,052,799	(24,314)	6,732,322	642,397	98,319	—
MassMutual Growth Opportunities Fund, Class I	2,619,491	580,489	(478,846)	144,705	78,553	2,944,392	260,335	—	489,970
MassMutual High Yield Fund, Class I	2,225,495	250,724	(1,153,225)	150,116	(6,489)	1,466,621	157,026	117,846	—
MassMutual Inflation-Protected and Income Fund, Class I	4,613,062	488,415	(1,276,142)	(114,156)	121,762	3,832,941	334,463	46,930	190,053
MassMutual International Equity Fund, Class I	2,024,306	890,241	(848,212)	(313,495)	(69,132)	1,683,708	167,035	6,246	728,605
MassMutual Mid Cap Growth Fund, Class I	2,293,156	260,154	(615,400)	379,622	121,606	2,439,138	78,127	—	139,069
MassMutual Mid Cap Value Fund, Class I	3,332,154	174,238	(610,421)	977,100	146,626	4,019,697	266,029	53,154	—
MassMutual Overseas Fund, Class I	6,183,415	1,022,843	(3,411,496)	1,019,672	573,780	5,388,214	529,815	37,118	117,070
MassMutual Short-Duration Bond Fund, Class I	24,585,785	5,883,757	(4,077,483)	214,084	(129,861)	26,476,282	2,621,414	1,072,887	—
MassMutual Small Cap Growth Equity Fund, Class I	536,067	78,520	(163,051)	105,504	40,409	597,449	28,600	—	43,846
MassMutual Small Cap Value Equity Fund, Class I	1,629,027	129,328	(320,244)	787,529	16,977	2,242,617	171,848	—	62,925

191

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
40/60 Allocation Fund (Continued)
MassMutual Strategic Bond Fund, Class I	$23,523,174	$7,996,294	$(7,372,920)	$(1,567,410)	$540,627	$23,119,765	2,121,079	$789,488	$643,226
MassMutual Strategic Emerging Markets Fund, Class I	2,078,954	300,356	(721,544)	168,039	118,262	1,944,067	130,212	—	33,962
MassMutual Total Return Bond Fund, Class I	25,172,843	17,838,673	(8,033,427)	(2,044,105)	499,202	33,433,186	3,274,553	608,086	965,392
MM Equity Asset Fund, Class I	29,884,680	6,256,134	(17,668,674)	(113,777)	4,749,917	23,108,280	2,283,427	405,067	3,046,038
	$186,775,780	$52,937,719	$(61,311,359)	$4,002,585	$8,113,600	$190,518,325		$4,545,743	$7,876,258
60/40 Allocation Fund
Barings Global Floating Rate Fund, Class Y*	$3,306,004	$127,623	$—	$203,042	$—	$3,636,669	386,058	$127,622	$—
MassMutual Blue Chip Growth Fund, Class I	10,684,162	3,131,022	(3,804,155)	499,080	1,303,687	11,813,796	350,974	—	530,727
MassMutual Core Bond Fund, Class I	15,294,498	7,575,166	(4,875,173)	(649,224)	162,828	17,508,095	1,545,286	647,326	393,833
MassMutual Diversified Value Fund, Class I	6,123,038	1,700,913	(1,768,473)	2,529,334	(67,302)	8,517,510	631,863	169,120	—
MassMutual Equity Opportunities Fund , Class I	8,973,873	5,691,431	(2,490,714)	1,752,228	166,070	14,092,888	698,705	146,567	644,404
MassMutual Fundamental Value Fund, Class I	5,940,741	3,440,066	(2,283,638)	2,612,700	95,341	9,805,210	935,612	129,415	—
MassMutual Growth Opportunities Fund, Class I	3,523,188	885,238	(725,958)	154,641	158,593	3,995,702	353,289	—	657,812
MassMutual High Yield Fund, Class I	3,627,019	318,718	(366,755)	306,376	(1,371)	3,883,987	415,844	197,706	—
MassMutual Inflation-Protected and Income Fund, Class I	2,406,591	345,226	(768,785)	(34,229)	41,580	1,990,383	173,681	24,233	98,136
MassMutual International Equity Fund, Class I	3,360,395	1,566,674	(1,062,213)	(579,684)	(53,767)	3,231,405	320,576	10,487	1,223,331
MassMutual Mid Cap Growth Fund, Class I	3,628,349	494,649	(886,438)	509,280	301,973	4,047,813	129,654	—	219,684
MassMutual Mid-Cap Value Fund, Class I	4,072,207	329,866	(886,437)	1,207,552	171,159	4,894,347	323,914	64,498	—
MassMutual Overseas Fund, Class I	7,910,902	1,434,226	(4,925,194)	951,704	998,099	6,369,737	626,326	41,752	131,686
MassMutual Short-Duration Bond Fund, Class I	14,646,831	2,559,372	(2,892,365)	51,940	(14,727)	14,351,051	1,420,896	638,423	—
MassMutual Small Cap Growth Equity Fund, Class I	1,067,928	161,750	(227,552)	228,432	68,754	1,299,312	62,198	—	88,860
MassMutual Small Cap Value Equity Fund, Class I	2,757,039	248,444	(435,796)	1,302,707	76,312	3,948,706	302,583	—	107,595
MassMutual Strategic Bond Fund, Class I	13,584,903	2,594,325	(4,571,123)	(613,693)	155,454	11,149,866	1,022,924	383,593	312,528
MassMutual Strategic Emerging Markets Fund, Class I	3,564,333	310,633	(3,623,474)	(53,896)	577,427	775,023	51,910	—	28,695
MassMutual Total Return Bond Fund, Class I	13,383,507	14,395,000	(5,069,353)	(890,734)	99,562	21,917,982	2,146,717	305,768	485,435
MM Equity Asset Fund, Class I	39,698,585	12,299,241	(16,552,889)	1,658,006	5,178,145	42,281,088	4,177,973	616,933	4,639,221
	$167,554,093	$59,609,583	$(58,216,485)	$11,145,562	$9,417,817	$189,510,570		$3,503,443	$9,561,947

192

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
80/20 Allocation Fund
Barings Global Floating Rate Fund, Class Y*	$2,654,020	$102,454	$—	$163,000	$—	$2,919,474	309,923	$102,454	$—
MassMutual Blue Chip Growth Fund, Class I	9,559,629	2,382,200	(3,002,680)	547,033	976,926	10,463,108	310,847	—	443,031
MassMutual Core Bond Fund, Class I	4,540,046	3,021,912	(1,857,683)	(173,601)	22,656	5,553,330	490,144	197,661	120,257
MassMutual Diversified Value Fund, Class I	4,788,377	872,699	(1,285,983)	1,818,811	(92,373)	6,101,531	452,636	115,627	—
MassMutual Equity Opportunities Fund, Class I	6,969,958	3,090,085	(1,627,727)	1,208,445	110,304	9,751,065	483,444	94,448	415,255
MassMutual Fundamental Value Fund, Class I	4,854,155	2,507,145	(1,802,999)	2,050,179	(26,474)	7,582,006	723,474	92,754	—
MassMutual Growth Opportunities Fund, Class I	2,762,566	850,897	(577,309)	128,376	117,741	3,282,271	290,210	—	520,030
MassMutual High Yield Fund, Class I	3,088,113	414,341	(458,198)	253,962	3,925	3,302,143	353,548	168,346	—
MassMutual Inflation-Protected and Income Fund, Class I	754,234	249,583	(380,013)	(16,966)	18,569	625,407	54,573	7,577	30,685
MassMutual International Equity Fund, Class I	2,365,263	1,515,204	(1,125,449)	(362,426)	(94,803)	2,297,789	227,955	7,414	864,835
MassMutual Mid Cap Growth Fund, Class I	3,617,102	708,782	(845,161)	559,666	254,463	4,294,852	137,567	—	222,100
MassMutual Mid-Cap Value Fund, Class I	3,365,107	525,443	(821,515)	1,081,399	58,333	4,208,767	278,542	53,762	—
MassMutual Overseas Fund, Class I	6,869,915	2,192,188	(3,131,707)	1,208,732	621,482	7,760,610	763,089	41,398	130,569
MassMutual Short-Duration Bond Fund, Class I	5,826,293	1,975,638	(1,188,343)	29,804	(5,649)	6,637,743	657,202	255,367	—
MassMutual Small Cap Growth Equity Fund, Class I	1,078,368	231,160	(250,566)	223,984	73,550	1,356,496	64,935	—	89,779
MassMutual Small Cap Value Equity Fund, Class I	2,211,005	359,571	(491,150)	1,054,714	41,267	3,175,407	243,326	—	86,132
MassMutual Strategic Bond Fund, Class I	4,626,405	1,361,477	(1,754,678)	(168,671)	9,063	4,073,596	373,724	132,580	108,019
MassMutual Strategic Emerging Markets Fund, Class I	2,865,023	1,356,081	(1,139,773)	132,536	210,992	3,424,859	229,394	—	47,060
MassMutual Total Return Bond Fund, Class I	3,740,299	7,956,279	(2,653,854)	(242,546)	22,017	8,822,195	864,074	79,820	126,724
MM Equity Asset Fund, Class I	30,242,475	9,983,420	(12,231,503)	1,549,208	3,385,012	32,928,612	3,253,815	454,210	3,415,583
	$106,778,353	$41,656,559	$(36,626,291)	$11,045,639	$5,707,001	$128,561,261		$1,803,418	$6,620,059
MM RetireSMART by JPMorgan In Retirement Fund
Barings Global Floating Rate Fund, Class Y*	$2,396,443	$195,361	$(1,268,575)	$160,885	$(19,611)	$1,464,503	155,467	$80,657	$—
MassMutual Blue Chip Growth Fund, Class I	2,836,220	628,458	(2,085,846)	(206,733)	605,928	1,778,027	52,823	—	132,748
MassMutual Core Bond Fund, Class I	37,617,527	9,688,980	(23,300,616)	(2,101,127)	972,249	22,877,013	2,019,154	1,383,079	841,466
MassMutual Diversified Value Fund, Class I	3,115,132	550,242	(2,714,013)	540,280	440,231	1,931,872	143,314	69,543	—
MassMutual Equity Opportunities Fund, Class I	4,532,676	1,004,630	(3,421,768)	469,318	231,741	2,816,597	139,643	59,104	259,863

193

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan In Retirement Fund (Continued)
MassMutual Fundamental Value Fund, Class I	$2,834,922	$535,146	$(2,578,601)	$590,517	$379,897	$1,761,881	168,118	$49,257	$—
MassMutual Growth Opportunities Fund, Class I	847,205	323,085	(691,090)	(149,142)	208,391	538,449	47,608	—	149,623
MassMutual High Yield Fund, Class I	22,415,603	3,017,393	(14,343,463)	1,355,399	161,700	12,606,632	1,349,746	1,233,816	—
MassMutual Inflation-Protected and Income Fund, Class I	14,257,659	2,984,030	(8,368,829)	(787,654)	712,500	8,797,706	767,688	155,475	629,624
MassMutual International Equity Fund, Class I	1,846,446	1,969,981	(1,648,853)	(109,108)	(219,919)	1,838,547	182,396	5,910	689,346
MassMutual Mid Cap Growth Fund, Class I	1,328,901	245,779	(1,030,152)	(15,362)	277,649	806,815	25,843	—	76,577
MassMutual Mid-Cap Value Fund, Class I	1,329,505	175,862	(1,109,699)	152,335	250,958	798,961	52,876	19,477	—
MassMutual Overseas Fund, Class I	8,325,278	2,159,147	(7,939,998)	429,870	1,937,543	4,911,840	482,973	49,319	155,548
MassMutual Small Cap Growth Equity Fund, Class I	1,191,976	377,658	(1,398,500)	(104,402)	392,808	459,540	21,998	—	76,101
MassMutual Small Cap Value Equity Fund, Class I	1,579,614	272,084	(1,916,048)	57,236	618,444	611,330	46,845	—	43,404
MassMutual Strategic Bond Fund, Class I	12,668,244	3,325,739	(7,803,254)	(743,696)	248,101	7,695,134	705,976	385,721	314,262
MassMutual Strategic Emerging Markets Fund, Class I	5,639,193	1,263,588	(5,398,934)	(238,029)	1,212,376	2,478,194	165,988	—	89,263
MassMutual Total Return Bond Fund, Class I	12,667,657	3,595,924	(7,812,289)	(1,037,613)	281,455	7,695,134	753,686	294,456	467,475
MM Equity Asset Fund, Class I	14,163,621	3,968,749	(11,223,901)	(350,284)	2,272,057	8,830,242	872,554	208,426	1,567,331
	$151,593,822	$36,281,836	$(106,054,429)	$(2,087,310)	$10,964,498	$90,698,417		$3,994,240	$5,492,631
MM RetireSMART by JPMorgan 2020 Fund
Barings Global Floating Rate Fund, Class Y*	$3,461,506	$1,022,678	$(1,335,054)	$229,395	$(12,364)	$3,366,161	357,342	$140,263	$—
MassMutual Blue Chip Growth Fund, Class I	5,599,567	1,437,088	(3,742,647)	(275,910)	1,049,895	4,067,993	120,855	—	261,336
MassMutual Core Bond Fund, Class I	66,761,897	22,422,457	(34,946,779)	(3,551,044)	1,652,790	52,339,321	4,619,534	2,433,006	1,480,242
MassMutual Diversified Value Fund, Class I	6,181,476	828,117	(4,492,942)	1,314,021	595,558	4,426,230	328,355	137,436	—
MassMutual Equity Opportunities Fund, Class I	8,991,157	1,350,850	(5,231,143)	1,112,592	229,858	6,453,314	319,946	116,812	513,579
MassMutual Fundamental Value Fund, Class I	5,597,009	1,122,330	(4,561,173)	1,288,493	584,212	4,030,871	384,625	96,974	—
MassMutual Growth Opportunities Fund, Class I	1,674,810	576,255	(1,136,937)	(202,295)	321,944	1,233,777	109,087	—	295,807
MassMutual High Yield Fund, Class I	39,425,434	4,262,557	(17,681,952)	2,581,483	298,229	28,885,751	3,092,693	2,178,351	—
MassMutual Inflation-Protected and Income Fund, Class I	22,678,836	6,519,154	(9,109,989)	(694,409)	764,713	20,158,305	1,759,014	248,534	1,006,483
MassMutual International Equity Fund, Class I	3,663,660	3,937,539	(2,671,321)	(387,286)	(332,506)	4,210,086	417,667	11,738	1,369,256
MassMutual Mid Cap Growth Fund, Class I	2,633,641	374,388	(1,679,571)	45,589	474,538	1,848,585	59,212	—	151,335

194

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2020 Fund (Continued)
MassMutual Mid-Cap Value Fund, Class I	$2,634,829	$247,389	$(1,835,655)	$414,127	$369,822	$1,830,512	121,146	$38,490	$—
MassMutual Overseas Fund, Class I	16,507,560	4,946,254	(14,746,050)	957,783	3,565,153	11,230,700	1,104,297	96,972	305,846
MassMutual Small Cap Growth Equity Fund, Class I	2,280,797	659,489	(2,444,504)	(142,447)	699,544	1,052,879	50,401	—	147,108
MassMutual Small Cap Value Equity Fund, Class I	3,032,344	451,241	(3,365,293)	179,390	1,102,961	1,400,643	107,329	—	83,663
MassMutual Strategic Bond Fund, Class I	22,468,233	7,748,095	(11,731,507)	(1,291,135)	411,676	17,605,362	1,615,171	682,195	555,810
MassMutual Strategic Emerging Markets Fund, Class I	10,924,965	1,831,393	(8,893,563)	(37,491)	1,849,686	5,674,990	380,106	—	173,621
MassMutual Total Return Bond Fund, Class I	22,467,194	8,229,971	(11,755,052)	(1,812,808)	476,057	17,605,362	1,724,325	520,779	826,783
MM Equity Asset Fund, Class I	27,993,713	8,516,038	(20,046,754)	(11,235)	3,750,507	20,202,269	1,996,272	410,995	3,090,626
	$274,978,628	$76,483,283	$(161,407,886)	$(283,187)	$17,852,273	$207,623,111		$7,112,545	$10,261,495
MM RetireSMART by JPMorgan 2025 Fund
Barings Global Floating Rate Fund, Class Y*	$1,977,592	$966,634	$(1,016,396)	$128,318	$1,680	$2,057,828	218,453	$88,137	$—
MassMutual Blue Chip Growth Fund, Class I	6,110,252	1,716,289	(4,189,087)	(295,724)	1,213,269	4,554,999	135,324	—	292,869
MassMutual Core Bond Fund, Class I	46,087,968	19,049,133	(27,064,558)	(2,206,416)	872,169	36,738,296	3,242,568	1,723,226	1,048,412
MassMutual Diversified Value Fund, Class I	6,729,152	1,154,045	(5,129,360)	1,495,507	695,341	4,944,685	366,816	153,778	—
MassMutual Equity Opportunities Fund, Class I	9,783,114	1,652,301	(5,793,707)	1,133,566	429,462	7,204,736	357,201	130,634	574,351
MassMutual Fundamental Value Fund, Class I	6,107,479	1,455,221	(5,192,824)	1,522,298	621,250	4,513,424	430,670	108,676	—
MassMutual Growth Opportunities Fund, Class I	1,830,115	714,531	(1,308,181)	(232,923)	373,552	1,377,094	121,759	—	331,254
MassMutual High Yield Fund, Class I	23,773,138	4,488,700	(13,306,945)	1,616,917	150,595	16,722,405	1,790,407	1,328,866	—
MassMutual Inflation-Protected and Income Fund, Class I	6,338,717	3,427,101	(3,658,764)	(235,074)	283,981	6,155,961	537,169	70,344	284,871
MassMutual International Equity Fund, Class I	4,038,713	4,426,443	(3,002,037)	(403,723)	(372,491)	4,686,905	464,971	12,996	1,515,986
MassMutual Mid Cap Growth Fund, Class I	2,879,070	544,926	(1,918,348)	67,574	524,013	2,097,235	67,176	—	170,030
MassMutual Mid-Cap Value Fund, Class I	2,880,352	417,526	(2,116,910)	464,086	432,743	2,077,797	137,511	43,247	—
MassMutual Overseas Fund, Class I	18,194,272	6,167,651	(16,961,914)	1,169,826	3,955,317	12,525,152	1,231,578	108,140	341,069
MassMutual Small Cap Growth Equity Fund, Class I	2,243,729	727,423	(2,339,609)	(103,725)	664,928	1,192,746	57,096	—	152,466
MassMutual Small Cap Value Equity Fund, Class I	2,975,564	506,176	(3,202,327)	360,832	942,389	1,582,634	121,275	—	86,868
MassMutual Strategic Bond Fund, Class I	15,524,936	6,526,273	(9,051,110)	(830,613)	195,958	12,365,444	1,134,444	483,989	394,325
MassMutual Strategic Emerging Markets Fund, Class I	11,076,533	2,612,942	(9,057,488)	104,193	1,734,977	6,471,157	433,433	—	178,156

195

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2025 Fund (Continued)
MassMutual Total Return Bond Fund, Class I	$15,524,224	$6,850,291	$(9,052,106)	$(1,223,195)	$266,230	$12,365,444	1,211,111	$369,471	$586,568
MM Equity Asset Fund, Class I	30,554,550	10,014,619	(22,376,204)	(78,093)	4,512,076	22,626,948	2,235,864	460,704	3,464,415
	$214,629,470	$73,418,225	$(145,737,875)	$2,453,631	$17,497,439	$162,260,890		$5,082,208	$9,421,640
MM RetireSMART by JPMorgan 2030 Fund
MassMutual Blue Chip Growth Fund, Class I	$13,138,737	$3,630,562	$(6,944,793)	$(272,278)	$2,281,530	$11,833,758	351,567	$—	$633,528
MassMutual Core Bond Fund, Class I	62,107,192	28,557,812	(27,856,970)	(2,592,278)	926,057	61,141,813	5,396,453	2,312,783	1,407,098
MassMutual Diversified Value Fund, Class I	14,469,584	2,007,984	(8,316,650)	3,745,833	955,176	12,861,927	954,149	332,820	—
MassMutual Equity Opportunities Fund, Class I	21,036,532	2,892,610	(8,570,539)	2,634,962	763,380	18,756,945	929,943	282,835	1,243,527
MassMutual Fundamental Value Fund, Class I	13,132,722	2,933,361	(8,919,147)	4,327,925	249,796	11,724,657	1,118,765	235,096	—
MassMutual Growth Opportunities Fund, Class I	3,935,189	1,583,630	(2,260,889)	(277,103)	610,312	3,591,139	317,519	—	716,267
MassMutual High Yield Fund, Class I	35,324,391	7,765,355	(15,824,259)	2,627,145	90,931	29,983,563	3,210,232	1,992,087	—
MassMutual International Equity Fund, Class I	8,698,376	10,991,352	(5,717,881)	(1,100,710)	(691,686)	12,179,451	1,208,279	28,056	3,272,790
MassMutual Mid Cap Growth Fund, Class I	6,190,654	1,047,030	(3,047,699)	594,075	701,126	5,485,186	175,695	—	367,659
MassMutual Mid-Cap Value Fund, Class I	6,193,438	707,908	(3,387,576)	1,383,454	537,133	5,434,357	359,653	93,514	—
MassMutual Overseas Fund, Class I	42,648,172	13,957,932	(32,587,054)	5,621,225	6,137,384	35,777,659	3,517,961	256,484	808,941
MassMutual Small Cap Growth Equity Fund, Class I	4,575,581	1,384,802	(3,977,566)	63,411	1,079,886	3,126,114	149,646	—	317,691
MassMutual Small Cap Value Equity Fund, Class I	6,078,990	860,295	(5,404,761)	1,282,703	1,341,334	4,158,561	318,664	—	180,997
MassMutual Strategic Bond Fund, Class I	20,904,502	9,684,864	(9,167,520)	(1,046,799)	213,212	20,588,259	1,888,831	655,752	534,267
MassMutual Strategic Emerging Markets Fund, Class I	22,948,971	4,929,146	(14,361,268)	1,328,610	2,144,927	16,990,386	1,138,003	—	371,238
MassMutual Total Return Bond Fund, Class I	20,903,533	10,169,047	(9,211,988)	(1,603,655)	331,322	20,588,259	2,016,480	500,589	794,729
MM Equity Asset Fund, Class I	65,666,993	19,658,631	(36,127,929)	881,867	8,780,511	58,860,073	5,816,213	996,088	7,490,413
	$367,953,557	$122,762,321	$(201,684,489)	$17,598,387	$26,452,331	$333,082,107		$7,686,104	$18,139,145
MM RetireSMART by JPMorgan 2035 Fund
MassMutual Blue Chip Growth Fund, Class I	$10,300,728	$3,402,839	$(5,689,858)	$1,355	$1,644,931	$9,659,995	286,987	$—	$507,602
MassMutual Core Bond Fund, Class I	6,174,035	3,202,215	(2,968,293)	(214,987)	61,973	6,254,943	552,069	223,183	135,785
MassMutual Diversified Value Fund, Class I	6,874,713	1,360,073	(4,185,998)	1,856,950	463,429	6,369,167	472,490	161,317	—
MassMutual Equity Opportunities Fund, Class I	6,872,391	1,592,146	(3,241,121)	789,330	370,898	6,383,644	316,492	94,223	414,267
MassMutual Fundamental Value Fund, Class I	6,867,063	1,924,545	(4,894,885)	2,333,428	147,362	6,377,513	608,541	125,637	—
MassMutual Growth Opportunities Fund, Class I	3,421,771	1,539,921	(2,008,841)	(183,216)	491,607	3,261,242	288,350	—	635,916

196

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2035 Fund (Continued)
MassMutual High Yield Fund, Class I	$12,732,095	$3,112,723	$(6,460,994)	$872,344	$93,381	$10,349,549	1,108,089	$721,159	$—
MassMutual International Equity Fund, Class I	6,789,973	7,040,948	(3,614,268)	(542,877)	(751,546)	8,922,230	885,142	22,241	2,594,499
MassMutual Mid Cap Growth Fund, Class I	3,223,360	709,883	(1,692,293)	303,994	392,736	2,937,680	94,096	—	195,401
MassMutual Mid-Cap Value Fund, Class I	3,224,811	513,759	(1,864,588)	730,079	306,326	2,910,387	192,613	49,703	—
MassMutual Overseas Fund, Class I	25,917,419	8,417,040	(18,156,661)	4,647,060	2,774,411	23,599,269	2,320,479	162,536	512,632
MassMutual Small Cap Growth Equity Fund, Class I	2,602,895	853,027	(2,450,227)	7,066	663,979	1,676,740	80,265	—	188,195
MassMutual Small Cap Value Equity Fund, Class I	3,461,301	691,879	(3,529,023)	667,409	927,614	2,219,180	170,052	—	107,142
MassMutual Strategic Bond Fund, Class I	11,594,407	6,114,049	(5,526,554)	(534,914)	90,216	11,737,204	1,076,808	353,459	287,977
MassMutual Strategic Emerging Markets Fund, Class I	6,629,095	1,716,576	(4,491,286)	409,362	630,865	4,894,612	327,837	—	107,809
MassMutual Total Return Bond Fund, Class I	11,593,869	6,336,152	(5,505,061)	(714,472)	26,716	11,737,204	1,149,579	269,823	428,369
MM Equity Asset Fund, Class I	34,337,008	11,890,960	(19,540,116)	319,694	4,973,885	31,981,431	3,160,220	532,155	4,001,717
	$162,616,934	$60,418,735	$(95,820,067)	$10,747,605	$13,308,783	$151,271,990		$2,715,436	$10,117,311
MM RetireSMART by JPMorgan 2040 Fund
MassMutual Blue Chip Growth Fund, Class I	$16,730,429	$5,645,680	$(7,654,813)	$441,661	$2,262,486	$17,425,443	517,690	$—	$829,339
MassMutual Core Bond Fund, Class I	4,392,141	3,043,617	(2,096,256)	(172,021)	81,665	5,249,146	463,296	147,136	89,518
MassMutual Diversified Value Fund, Class I	11,165,791	1,881,752	(5,352,930)	3,423,166	351,847	11,469,626	850,862	263,057	—
MassMutual Equity Opportunities Fund, Class I	11,162,820	2,535,474	(4,098,234)	1,395,440	499,830	11,495,330	569,922	153,650	675,541
MassMutual Fundamental Value Fund, Class I	11,153,528	3,002,618	(6,666,619)	3,932,437	87,114	11,509,078	1,098,194	205,093	—
MassMutual Growth Opportunities Fund, Class I	5,557,476	2,567,737	(2,778,816)	(186,036)	705,068	5,865,429	518,606	—	1,039,788
MassMutual High Yield Fund, Class I	16,616,975	4,232,790	(7,268,456)	1,195,414	91,726	14,868,449	1,591,911	945,320	—
MassMutual International Equity Fund, Class I	11,078,229	11,591,639	(4,360,326)	(1,332,679)	(884,021)	16,092,842	1,596,512	36,264	4,230,235
MassMutual Mid Cap Growth Fund, Class I	5,279,534	1,257,765	(2,328,868)	706,906	443,559	5,358,896	171,649	—	321,345
MassMutual Mid-Cap Value Fund, Class I	5,281,907	752,818	(2,421,200)	1,408,942	286,407	5,308,874	351,348	81,737	—
MassMutual Overseas Fund, Class I	43,718,614	14,991,698	(26,945,213)	8,317,543	3,978,575	44,061,217	4,332,470	273,598	862,918
MassMutual Small Cap Growth Equity Fund, Class I	4,133,153	1,384,287	(3,526,421)	123,378	932,154	3,046,551	145,838	—	301,319
MassMutual Small Cap Value Equity Fund, Class I	5,486,247	1,063,704	(4,987,746)	1,321,282	1,175,573	4,059,060	311,039	—	171,692
MassMutual Strategic Bond Fund, Class I	8,202,457	5,821,994	(3,904,314)	(468,361)	169,798	9,821,574	901,062	237,768	193,719

197

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2040 Fund (Continued)
MassMutual Strategic Emerging Markets Fund, Class I	$10,596,839	$2,810,684	$(6,071,562)	$775,702	$781,774	$8,893,437	595,676	$—	$173,395
MassMutual Total Return Bond Fund, Class I	8,202,075	5,957,318	(3,871,766)	(476,057)	10,004	9,821,574	961,956	181,503	288,153
MM Equity Asset Fund, Class I	55,769,804	18,445,611	(25,218,051)	1,831,658	6,870,844	57,699,866	5,701,568	869,389	6,537,660
	$234,528,019	$86,987,186	$(119,551,591)	$22,238,375	$17,844,403	$242,046,392		$3,394,515	$15,714,622
MM RetireSMART by JPMorgan 2045 Fund
MassMutual Blue Chip Growth Fund, Class I	$8,330,214	$3,257,627	$(4,585,935)	$121,293	$1,290,028	$8,413,227	249,947	$—	$418,653
MassMutual Core Bond Fund, Class I	372,518	315,303	(456,212)	(11,393)	10,187	230,403	20,336	4,047	2,462
MassMutual Diversified Value Fund, Class I	5,538,130	1,122,058	(3,081,311)	1,635,836	326,758	5,541,471	411,088	133,219	—
MassMutual Equity Opportunities Fund, Class I	5,547,684	1,600,429	(2,587,055)	673,762	319,027	5,553,847	275,352	77,810	342,106
MassMutual Fundamental Value Fund, Class I	5,543,371	1,714,913	(3,796,168)	1,925,761	168,469	5,556,346	530,186	103,577	—
MassMutual Growth Opportunities Fund, Class I	2,769,668	1,467,774	(1,670,976)	(146,044)	413,217	2,833,639	250,543	—	525,877
MassMutual High Yield Fund, Class I	6,685,091	1,973,241	(3,817,911)	366,626	138,394	5,345,441	572,317	386,133	—
MassMutual International Equity Fund, Class I	5,505,635	6,236,668	(2,941,310)	(436,534)	(607,126)	7,757,333	769,577	18,218	2,125,160
MassMutual Mid Cap Growth Fund, Class I	2,624,008	748,347	(1,365,264)	265,515	323,930	2,596,536	83,169	—	162,516
MassMutual Mid-Cap Value Fund, Class I	2,625,198	463,870	(1,395,010)	663,592	214,670	2,572,320	170,240	41,339	—
MassMutual Overseas Fund, Class I	22,196,642	7,986,467	(14,943,582)	4,126,166	2,419,035	21,784,728	2,142,058	140,459	443,002
MassMutual Small Cap Growth Equity Fund, Class I	2,009,053	802,208	(1,859,510)	21,883	506,127	1,479,761	70,836	—	149,723
MassMutual Small Cap Value Equity Fund, Class I	2,666,762	628,774	(2,594,948)	625,487	634,834	1,960,909	150,261	—	85,313
MassMutual Strategic Bond Fund, Class I	684,179	594,670	(835,929)	(22,269)	10,643	431,294	39,568	9,811	7,993
MassMutual Strategic Emerging Markets Fund, Class I	5,195,135	1,631,121	(3,319,604)	326,652	474,659	4,307,963	288,544	—	85,929
MassMutual Total Return Bond Fund, Class I	684,147	599,355	(831,665)	(18,661)	(1,882)	431,294	42,242	7,487	11,886
MM Equity Asset Fund, Class I	27,740,666	10,363,540	(14,852,714)	597,322	4,000,595	27,849,409	2,751,918	438,706	3,298,994
	$106,718,101	$41,506,365	$(64,935,104)	$10,714,994	$10,641,565	$104,645,921		$1,360,806	$7,659,614
MM RetireSMART by JPMorgan 2050 Fund
MassMutual Blue Chip Growth Fund, Class I	$11,095,449	$4,670,092	$(4,969,099)	$489,898	$1,364,183	$12,650,523	375,833	$—	$558,794
MassMutual Core Bond Fund, Class I	494,217	430,548	(576,096)	(15,607)	13,682	346,744	30,604	5,517	3,356
MassMutual Diversified Value Fund, Class I	7,384,075	1,680,598	(3,309,902)	2,233,124	337,789	8,325,684	617,632	177,688	—
MassMutual Equity Opportunities Fund, Class I	7,381,551	2,338,848	(2,678,091)	1,082,196	219,874	8,344,378	413,702	103,784	456,302
MassMutual Fundamental Value Fund, Class I	7,383,507	2,334,890	(4,086,146)	2,707,361	15,414	8,355,026	797,235	138,247	—

198

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2050 Fund (Continued)
MassMutual Growth Opportunities Fund, Class I	$3,685,166	$2,027,937	$(1,819,891)	$(124,064)	$488,716	$4,257,864	376,469	$—	$701,417
MassMutual High Yield Fund, Class I	8,913,098	2,783,514	(4,347,023)	572,384	109,971	8,031,944	859,951	513,898	—
MassMutual International Equity Fund, Class I	7,323,149	8,554,890	(2,735,484)	(902,865)	(584,109)	11,655,581	1,156,308	24,325	2,837,591
MassMutual Mid Cap Growth Fund, Class I	3,491,341	1,034,479	(1,403,223)	476,573	302,176	3,901,346	124,963	—	216,765
MassMutual Mid-Cap Value Fund, Class I	3,492,931	707,746	(1,482,538)	924,853	221,774	3,864,766	255,775	55,138	—
MassMutual Overseas Fund, Class I	29,558,116	12,177,575	(17,446,424)	5,852,117	2,614,702	32,756,086	3,220,854	187,474	591,284
MassMutual Small Cap Growth Equity Fund, Class I	2,673,101	1,093,670	(2,231,289)	100,790	587,110	2,223,382	106,433	—	199,702
MassMutual Small Cap Value Equity Fund, Class I	3,548,157	892,670	(3,127,133)	939,848	692,734	2,946,276	225,768	—	113,792
MassMutual Strategic Bond Fund, Class I	907,698	812,151	(1,054,976)	(32,680)	16,882	649,075	59,548	13,123	10,692
MassMutual Strategic Emerging Markets Fund, Class I	6,911,080	2,180,919	(3,604,511)	533,293	452,271	6,473,052	433,560	—	114,472
MassMutual Total Return Bond Fund, Class I	907,655	818,177	(1,049,150)	(27,753)	146	649,075	63,573	10,013	15,899
MM Equity Asset Fund, Class I	36,949,254	14,167,294	(15,224,884)	1,953,932	4,030,922	41,876,518	4,137,996	585,558	4,403,297
	$142,099,545	$58,705,998	$(71,145,860)	$16,763,400	$10,884,237	$157,307,320		$1,814,765	$10,223,363
MM RetireSMART by JPMorgan 2055 Fund
MassMutual Blue Chip Growth Fund, Class I	$3,759,265	$1,690,038	$(1,851,739)	$141,659	$510,294	$4,249,517	126,248	$—	$189,183
MassMutual Core Bond Fund, Class I	167,377	152,754	(203,101)	(5,008)	4,419	116,441	10,277	1,825	1,111
MassMutual Diversified Value Fund, Class I	2,502,559	654,706	(1,246,659)	700,456	185,270	2,796,332	207,443	60,075	—
MassMutual Equity Opportunities Fund, Class I	2,501,747	886,682	(1,037,720)	358,335	93,460	2,802,504	138,944	35,090	154,272
MassMutual Fundamental Value Fund, Class I	2,501,614	941,714	(1,578,543)	910,080	31,677	2,806,542	267,800	46,805	—
MassMutual Growth Opportunities Fund, Class I	1,248,980	753,232	(703,914)	(56,886)	188,489	1,429,901	126,428	—	237,145
MassMutual High Yield Fund, Class I	3,020,855	1,035,277	(1,592,677)	182,955	50,960	2,697,370	288,798	174,159	—
MassMutual International Equity Fund, Class I	2,482,028	3,115,227	(1,195,639)	(224,736)	(262,455)	3,914,425	388,336	8,244	961,655
MassMutual Mid Cap Growth Fund, Class I	1,183,291	427,116	(570,622)	110,653	159,782	1,310,220	41,967	—	73,287
MassMutual Mid-Cap Value Fund, Class I	1,183,829	291,633	(572,795)	279,097	116,207	1,297,971	85,901	18,642	—
MassMutual Overseas Fund, Class I	10,014,213	4,394,740	(6,298,648)	1,942,024	951,537	11,003,866	1,081,993	63,471	200,188
MassMutual Small Cap Growth Equity Fund, Class I	905,970	424,710	(821,938)	12,092	225,868	746,702	35,744	—	67,518
MassMutual Small Cap Value Equity Fund, Class I	1,202,557	360,314	(1,133,355)	284,598	275,378	989,492	75,823	—	38,472
MassMutual Strategic Bond Fund, Class I	307,410	287,126	(371,109)	(9,720)	4,261	217,968	19,997	4,462	3,635

199

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2055 Fund (Continued)
MassMutual Strategic Emerging Markets Fund, Class I	$2,342,279	$909,259	$(1,415,495)	$143,480	$194,324	$2,173,847	145,603	$—	$38,793
MassMutual Total Return Bond Fund, Class I	307,396	289,657	(369,626)	(8,517)	(942)	217,968	21,348	3,405	5,406
MM Equity Asset Fund, Class I	12,518,819	5,270,108	(5,834,925)	722,126	1,390,723	14,066,851	1,390,005	198,244	1,490,769
	$48,150,189	$21,884,293	$(26,798,505)	$5,482,688	$4,119,252	$52,837,917		$614,422	$3,461,434
MM RetireSMART by JPMorgan 2060 Fund
MassMutual Blue Chip Growth Fund, Class I	$1,111,873	$627,072	$(456,479)	$67,076	$127,705	$1,477,247	43,887	$—	$56,371
MassMutual Core Bond Fund, Class I	49,455	49,867	(58,630)	(1,499)	1,263	40,456	3,571	571	348
MassMutual Diversified Value Fund, Class I	740,729	282,653	(311,826)	230,807	30,712	973,075	72,187	17,924	—
MassMutual Equity Opportunities Fund, Class I	740,486	351,403	(249,093)	107,706	24,753	975,255	48,352	10,469	46,029
MassMutual Fundamental Value Fund, Class I	739,899	361,957	(402,601)	279,167	(2,840)	975,582	93,090	13,946	—
MassMutual High Yield Fund, Class I	894,256	392,535	(419,230)	59,621	11,800	938,982	100,533	51,621	—
MassMutual Mid Cap Growth Fund, Class I	350,238	167,566	(143,035)	46,351	34,835	455,955	14,605	—	21,866
MassMutual Overseas Fund, Class I	2,960,560	1,664,417	(1,642,453)	599,066	241,314	3,822,904	375,900	18,917	59,665
MassMutual Small Cap Growth Equity Fund, Class I	268,156	157,928	(236,904)	4,190	66,473	259,843	12,439	—	20,145
MassMutual Small Cap Value Equity Fund, Class I	355,934	149,872	(324,916)	86,622	76,815	344,327	26,385	—	11,479
MassMutual Strategic Bond Fund, Class I	90,830	93,441	(106,860)	(3,137)	1,457	75,731	6,948	1,336	1,088
MassMutual Strategic Emerging Markets Fund, Class I	693,039	349,267	(380,118)	42,650	51,247	756,085	50,642	—	11,592
MassMutual Growth Opportunities Fund, Class I	369,679	269,680	(183,656)	(3,871)	45,791	497,623	43,999	—	70,755
MassMutual International Equity Fund, Class I	734,319	1,044,137	(265,155)	(95,431)	(56,435)	1,361,435	135,063	2,461	287,003
MassMutual Mid-Cap Value Fund, Class I	350,398	128,303	(143,237)	94,933	21,281	451,678	29,893	5,562	—
MassMutual Total Return Bond Fund, Class I	90,826	94,338	(106,553)	(2,802)	(78)	75,731	7,417	1,020	1,618
MM Equity Asset Fund, Class I	3,702,672	1,980,277	(1,419,968)	265,715	361,147	4,889,843	483,186	59,071	444,204
	$14,243,349	$8,164,713	$(6,850,714)	$1,777,164	$1,037,240	$18,371,752		$182,898	$1,032,163
MM Select T. Rowe Price Retirement Balanced Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$32,717,460	$17,493,443	$(5,435,951)	$(723,938)	$69,669	$44,120,683	4,230,171	$516,107	$612,613
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	5,983,756	2,929,181	(982,394)	173,698	1,235	8,105,476	833,040	375,035	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	20,157,618	3,993,978	(6,576,205)	3,494,289	1,068,173	22,137,853	1,890,508	342,454	—

200

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement Balanced Fund (Continued)
MassMutual Select T. Rowe Price Large Cap Blend Fund Class I	$11,842,769	$11,016,733	$(2,892,528)	$3,216,812	$923,753	$24,107,539	1,383,106	$114,476	$—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	44,857,972	8,232,209	(14,226,982)	890,176	743,423	40,496,798	3,674,846	780,748	627,023
MassMutual Select T. Rowe Price Real Assets Fund, Class I	1,627,878	359,651	(331,244)	461,584	41,840	2,159,709	168,071	38,313	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	11,213,391	2,437,826	(4,954,403)	2,151,239	1,215,906	12,063,959	744,689	86,289	600,344
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	1,170,827	2,726,120	(376,145)	(805,379)	(144,295)	2,571,128	337,418	26,051	715,734
MM S&P 500 Index Fund, Class I	23,337,394	6,967,188	(18,928,662)	(830,219)	4,034,262	14,579,963	679,402	423,694	2,848,028
	$152,909,065	$56,156,329	$(54,704,514)	$8,028,262	$7,953,966	$170,343,108		$2,703,167	$5,403,742
MM Select T. Rowe Price Retirement 2005 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$8,651,393	$2,957,852	$(4,379,548)	$(345,619)	$167,333	$7,051,411	676,070	$128,623	$152,675
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	1,630,236	567,797	(908,337)	22,552	17,493	1,329,741	136,664	95,675	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	3,594,004	1,360,711	(2,354,500)	321,480	520,099	3,441,794	293,919	62,513	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	2,176,483	2,461,372	(1,526,032)	334,003	400,601	3,846,427	220,679	20,571	—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	5,648,623	2,609,101	(3,289,704)	8,449	197,943	5,174,412	469,547	103,187	82,870
MassMutual Select T. Rowe Price Real Assets Fund, Class I	296,229	133,404	(195,826)	56,928	36,284	327,019	25,449	6,860	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	1,990,031	758,458	(1,446,745)	149,798	451,466	1,903,008	117,470	15,345	106,765
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	316,841	636,153	(306,080)	(55,823)	(172,706)	418,385	54,906	6,185	169,936
MM S&P 500 Index Fund, Class I	4,207,083	1,969,084	(4,416,248)	(458,152)	1,016,221	2,317,988	108,014	79,535	534,616
	$28,510,923	$13,453,932	$(18,823,020)	$33,616	$2,634,734	$25,810,185		$518,494	$1,046,862
MM Select T. Rowe Price Retirement 2010 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$35,177,766	$5,562,757	$(7,511,155)	$(1,106,038)	$401,620	$32,524,950	3,118,404	$528,937	$627,842
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	6,716,939	947,619	(1,845,281)	162,826	635	5,982,738	614,875	382,803	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	18,362,176	2,641,564	(5,909,252)	3,332,031	813,155	19,239,674	1,643,012	315,911	—

201

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2010 Fund (Continued)
MassMutual Select T. Rowe Price Large Cap Blend Fund Class I	$11,011,907	$10,205,195	$(3,443,560)	$2,603,108	$1,065,186	$21,441,836	1,230,168	$104,083	$—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	22,286,019	5,470,964	(5,820,388)	464,727	395,601	22,796,923	2,068,686	406,416	326,395
MassMutual Select T. Rowe Price Real Assets Fund, Class I	1,485,586	333,124	(467,851)	392,817	59,312	1,802,988	140,310	33,785	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	10,137,451	1,564,173	(4,069,202)	1,877,652	1,156,009	10,666,083	658,400	78,134	543,611
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	1,576,295	2,245,057	(582,425)	(833,680)	(221,601)	2,183,646	286,568	28,898	793,961
MM S&P 500 Index Fund, Class I	21,244,346	5,215,948	(16,454,007)	(489,012)	3,341,123	12,858,398	599,180	395,396	2,657,808
	$127,998,485	$34,186,401	$(46,103,121)	$6,404,431	$7,011,040	$129,497,236		$2,274,363	$4,949,617
MM Select T. Rowe Price Retirement 2015 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$32,167,046	$8,521,380	$(6,515,296)	$(1,002,143)	$329,314	$33,500,301	3,211,918	$495,007	$587,568
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	5,602,702	1,500,879	(1,270,014)	102,537	39,513	5,975,617	614,144	347,428	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	19,628,472	4,876,377	(6,553,368)	3,438,353	1,195,908	22,585,742	1,928,757	349,008	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	18,578,342	6,198,757	(6,297,350)	4,228,380	2,264,088	24,972,217	1,432,715	171,964	—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	17,091,917	7,717,304	(4,479,410)	454,757	312,087	21,096,655	1,914,397	330,370	265,323
MassMutual Select T. Rowe Price Real Assets Fund, Class I	1,594,776	567,853	(545,371)	443,405	81,203	2,141,866	166,682	38,342	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	10,923,468	2,854,646	(4,749,260)	2,203,879	1,224,876	12,457,609	768,988	87,589	609,392
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	1,554,429	2,724,038	(562,117)	(835,642)	(243,177)	2,637,531	346,133	29,151	800,899
MM S&P 500 Index Fund, Class I	15,859,320	6,524,450	(9,580,539)	601,222	1,542,941	14,947,394	696,523	305,745	2,055,188
	$123,000,472	$41,485,684	$(40,552,725)	$9,634,748	$6,746,753	$140,314,932		$2,154,604	$4,318,370
MM Select T. Rowe Price Retirement 2020 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$165,457,590	$35,794,134	$(40,479,056)	$(5,649,057)	$2,052,694	$157,176,305	15,069,636	$2,571,334	$3,052,147
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	25,624,545	5,797,679	(5,711,077)	806,867	(170,519)	26,347,495	2,707,862	1,552,772	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	120,214,306	16,907,969	(46,035,788)	22,228,075	4,889,675	118,204,237	10,094,299	2,068,531	—

202

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2020 Fund (Continued)
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	$134,447,878	$13,460,046	$(55,802,170)	$24,193,091	$19,647,460	$135,946,305	7,799,559	$1,167,063	$—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	59,797,808	39,921,429	(19,286,440)	1,811,747	1,318,092	83,562,636	7,582,816	1,045,982	840,035
MassMutual Select T. Rowe Price Real Assets Fund, Class I	9,832,898	1,857,063	(2,830,817)	2,648,376	322,701	11,830,221	920,640	228,390	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	67,795,474	9,521,896	(35,274,830)	8,987,224	10,516,151	61,545,915	3,799,131	495,001	3,443,903
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	8,776,074	11,854,598	(3,139,503)	(4,551,912)	(1,064,653)	11,874,604	1,558,347	153,400	4,214,540
MM S&P 500 Index Fund, Class I	77,330,965	38,661,972	(46,981,006)	450,076	8,872,264	78,334,271	3,650,246	1,437,194	9,660,667
	$669,277,538	$173,776,786	$(255,540,687)	$50,924,487	$46,383,865	$684,821,989		$10,719,667	$21,211,292
MM Select T. Rowe Price Retirement 2025 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$112,198,612	$43,679,219	$(26,186,868)	$(3,852,686)	$1,306,647	$127,144,924	12,190,309	$1,839,678	$2,183,679
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	15,815,352	6,396,730	(3,334,633)	467,879	(54,963)	19,290,365	1,982,566	1,012,491	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	111,755,338	29,006,267	(39,828,312)	21,220,095	4,955,771	127,109,159	10,854,753	2,025,034	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	125,512,183	29,697,334	(51,240,315)	25,124,167	17,832,680	146,926,049	8,429,492	1,140,951	—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	20,508,376	32,141,807	(8,147,224)	1,051,338	579,308	46,133,605	4,186,353	381,288	306,214
MassMutual Select T. Rowe Price Real Assets Fund, Class I	8,793,064	2,909,714	(1,993,979)	2,585,232	302,466	12,596,497	980,272	223,761	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	62,448,470	17,184,918	(30,889,238)	10,507,658	8,631,976	67,883,784	4,190,357	485,237	3,375,979
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	7,653,746	12,992,864	(2,786,169)	(3,968,174)	(1,102,110)	12,790,157	1,678,498	140,015	3,846,816
MM S&P 500 Index Fund, Class I	70,612,383	39,264,936	(36,879,230)	5,379,462	3,848,929	82,226,480	3,831,616	1,411,194	9,485,899
	$535,297,524	$213,273,789	$(201,285,968)	$58,514,971	$36,300,704	$642,101,020		$8,659,649	$19,198,587
MM Select T. Rowe Price Retirement 2030 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$191,362,031	$54,842,428	$(22,083,093)	$(5,238,528)	$1,132,624	$220,015,462	21,094,483	$3,011,392	$3,574,491
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	26,203,965	4,900,532	(4,059,494)	768,531	(134,592)	27,678,942	2,844,701	1,544,639	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	282,312,980	44,789,925	(49,817,031)	61,071,790	4,571,940	342,929,604	29,285,193	5,055,353	—

203

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2030 Fund (Continued)
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	$353,530,213	$40,108,584	$(89,965,928)	$87,190,589	$31,804,897	$422,668,355	24,249,475	$3,124,131	$—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	16,198,336	35,824,613	(17,450,966)	489,609	1,065,982	36,127,574	3,278,364	285,866	229,581
MassMutual Select T. Rowe Price Real Assets Fund, Class I	21,982,667	6,475,867	(2,965,874)	6,760,562	438,188	32,691,410	2,544,079	542,229	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	162,226,455	25,571,771	(60,016,239)	30,421,647	18,940,615	177,144,249	10,934,830	1,259,501	8,762,824
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	18,004,793	31,285,559	(4,035,503)	(11,103,308)	(1,076,071)	33,075,470	4,340,613	338,660	9,304,431
MM S&P 500 Index Fund, Class I	167,045,101	64,184,380	(58,701,756)	10,558,000	10,727,382	193,813,107	9,031,366	3,293,361	22,137,641
	$1,238,866,541	$307,983,659	$(309,095,884)	$180,918,892	$67,470,965	$1,486,144,173		$18,455,132	$44,008,968
MM Select T. Rowe Price Retirement 2035 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$57,364,467	$19,037,127	$(6,264,800)	$(1,539,715)	$299,881	$68,896,960	6,605,653	$906,624	$1,076,154
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	8,181,663	1,772,772	(2,996,234)	181,848	(1,637)	7,138,412	733,650	450,985	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	128,415,627	41,357,635	(18,657,629)	29,043,118	1,840,667	181,999,418	15,542,222	2,402,702	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	179,488,073	42,682,003	(37,162,924)	50,188,580	13,035,069	248,230,801	14,241,584	1,636,171	—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Class I	—	7,909,251	(1,740,050)	150,736	47,773	6,367,710	577,832	—	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	9,890,767	5,307,155	(1,344,226)	3,205,834	209,270	17,268,800	1,343,876	251,481	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	73,803,655	20,563,870	(22,367,592)	16,570,777	7,002,836	95,573,546	5,899,602	595,567	4,143,587
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	7,037,062	12,180,092	(1,497,009)	(3,819,248)	(626,540)	13,274,357	1,742,042	123,564	3,394,807
MM S&P 500 Index Fund, Class I	61,214,664	28,507,638	(16,114,989)	5,817,488	3,136,114	82,560,915	3,847,200	1,295,714	8,709,654
	$525,395,978	$179,317,543	$(108,145,453)	$99,799,418	$24,943,433	$721,310,919		$7,662,808	$17,324,202
MM Select T. Rowe Price Retirement 2040 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$69,433,332	$10,283,353	$(7,788,012)	$(1,862,960)	$402,419	$70,468,132	6,756,293	$1,076,569	$1,277,877
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	8,739,329	929,539	(5,463,937)	208,895	(34,479)	4,379,347	450,087	402,566	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	260,441,637	55,062,324	(29,533,720)	58,995,724	2,354,229	347,320,194	29,660,136	4,785,618	—

204

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2040 Fund (Continued)
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	$397,808,289	$49,731,709	$(66,908,908)	$112,559,277	$22,799,432	$515,989,799	29,603,546	$3,540,806	$—
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Class I	—	13,756,952	(3,001,610)	270,993	85,325	11,111,660	1,008,318	—	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	19,079,377	9,610,411	(2,311,077)	6,138,330	316,238	32,833,279	2,555,119	471,470	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	149,047,197	25,018,895	(35,122,961)	35,532,034	11,125,721	185,600,886	11,456,845	1,178,725	8,200,833
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	11,211,143	11,333,370	(1,534,700)	(5,816,788)	(441,468)	14,751,557	1,935,900	170,127	4,674,110
MM S&P 500 Index Fund, Class I	93,374,318	46,299,937	(26,019,426)	7,902,764	4,776,137	126,333,730	5,886,940	1,926,847	12,952,065
	$1,009,134,622	$222,026,490	$(177,684,351)	$213,928,269	$41,383,554	$1,308,788,584		$13,552,728	$27,104,885
MM Select T. Rowe Price Retirement 2045 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$13,961,820	$5,771,077	$(1,646,610)	$(367,028)	$85,940	$17,805,199	1,707,114	$222,729	$264,378
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	1,690,726	161,786	(1,478,020)	16,778	8,393	399,663	41,075	52,538	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	105,301,751	36,530,156	(14,045,030)	24,156,746	1,382,143	153,325,766	13,093,575	1,999,172	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	163,195,899	40,238,451	(33,220,970)	45,664,967	11,498,778	227,377,125	13,045,159	1,487,649	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	7,512,194	5,375,151	(1,047,578)	2,553,621	149,581	14,542,969	1,131,749	198,882	—
MassMutual Select T. Rowe Price Small And Mid Cap Blend Fund, Class I	59,721,897	17,712,453	(11,818,629)	15,683,539	3,711,283	85,010,543	5,247,564	487,890	3,394,437
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	3,016,070	4,317,620	(497,486)	(1,733,888)	(175,495)	4,926,821	646,564	52,199	1,434,130
MM S&P 500 Index Fun, Class I	33,328,043	22,707,986	(5,994,311)	3,379,442	1,430,844	54,852,004	2,556,011	704,229	4,733,747
	$387,728,400	$132,814,680	$(69,748,634)	$89,354,177	$18,091,467	$558,240,090		$5,205,288	$9,826,692
MM Select T. Rowe Price Retirement 2050 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$22,388,360	$6,771,644	$(4,806,727)	$(688,289)	$210,724	$23,875,712	2,289,138	$349,698	$415,088
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	2,640,606	204,184	(2,470,509)	23,549	13,451	411,281	42,269	79,405	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	169,863,344	49,515,476	(16,624,809)	39,151,859	1,184,584	243,090,454	20,759,219	3,147,772	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	261,812,031	49,825,728	(41,736,745)	76,850,348	14,230,932	360,982,294	20,710,401	2,346,543	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	12,187,522	7,809,486	(1,303,968)	4,114,955	155,730	22,963,725	1,787,060	308,179	—

205

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/20	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/21	Number of Shares Held as of 9/30/21	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2050 Fund (Continued)
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	$96,213,841	$22,794,211	$(15,276,034)	$26,206,764	$4,721,731	$134,660,513	8,312,377	$770,117	$5,357,997
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	4,938,589	5,773,314	(551,582)	(2,864,076)	(138,962)	7,157,283	939,276	81,379	2,235,813
MM S&P 500 Index Fund, Class I	53,868,798	32,120,536	(7,170,403)	6,483,342	1,395,267	86,697,540	4,039,960	1,114,123	7,489,019
	$623,913,091	$174,814,579	$(89,940,777)	$149,278,452	$21,773,457	$879,838,802		$8,197,216	$15,497,917
MM Select T. Rowe Price Retirement 2055 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$7,516,809	$3,319,895	$(1,987,822)	$(274,598)	$109,632	$8,683,916	832,590	$121,489	$144,205
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	925,457	99,289	(928,506)	9,015	4,227	109,482	11,252	27,791	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	57,134,798	23,952,641	(7,123,103)	13,293,077	633,798	87,891,211	7,505,654	1,094,123	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	87,706,419	28,060,945	(16,589,094)	25,758,024	5,686,302	130,622,596	7,494,125	811,030	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	4,107,526	3,303,946	(572,756)	1,395,322	78,357	8,312,395	646,879	106,994	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	32,271,824	11,760,309	(5,731,792)	8,904,332	1,795,119	48,999,792	3,024,678	266,726	1,855,727
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	1,627,222	2,332,880	(239,978)	(964,090)	(65,552)	2,690,482	353,082	28,059	770,878
MM S&P 500 Index Fund, Class I	17,776,027	13,414,585	(2,647,362)	2,119,415	634,663	31,297,328	1,458,403	381,216	2,562,492
	$209,066,082	$86,244,490	$(35,820,413)	$50,240,497	$8,876,546	$318,607,202		$2,837,428	$5,333,302
MM Select T. Rowe Price Retirement 2060 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$2,170,075	$1,335,707	$(634,234)	$(49,209)	$509	$2,822,848	270,647	$35,671	$42,341
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	232,646	51,181	(218,731)	2,708	568	68,372	7,027	7,878	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	16,546,037	13,624,807	(3,084,449)	3,399,835	639,287	31,125,517	2,658,029	321,414	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	25,250,126	17,751,055	(6,377,401)	7,408,290	2,207,530	46,239,600	2,652,874	237,888	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	1,201,293	1,541,899	(255,525)	401,639	40,588	2,929,894	228,007	31,321	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	9,329,966	6,864,563	(2,254,119)	2,546,936	663,300	17,150,646	1,058,682	77,545	539,516
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	534,195	830,499	(160,158)	(263,259)	(43,157)	898,120	117,863	8,285	227,614
MM S&P 500 Index Fund, Class I	5,204,832	6,120,603	(1,151,445)	780,532	122,954	11,077,476	516,192	113,213	761,015
	$60,469,170	$48,120,314	$(14,136,062)	$14,227,472	$3,631,579	$112,312,473		$833,215	$1,570,486

*	Fund advised by Barings LLC.

206

Notes to Financial Statements (Continued)

8. Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

207

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual 20/80 Allocation Fund, MassMutual 40/60 Allocation Fund, MassMutual 60/40 Allocation Fund, MassMutual 80/20 Allocation Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, MassMutual RetireSMARTSM by JPMorgan 2060 Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, and MassMutual Select T. Rowe Price Retirement 2060 Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2021, the related statements of operations and changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the MassMutual Select Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

MassMutual 20/80 Allocation Fund, MassMutual 40/60 Allocation Fund, MassMutual 60/40 Allocation Fund, MassMutual 80/20 Allocation Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, and MassMutual RetireSMARTSM by JPMorgan 2060 Fund.

	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020	For each of the five years in the period ended September 30, 2021.

208

Report of Independent Registered Public Accounting Firm (Continued)

Individual Fund Comprising the MassMutual Select Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, and MassMutual Select T. Rowe Price Retirement 2060 Fund

	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020	For each of the three years in the period ended September 30, 2021, and for the period from February 16, 2018 (commencement of operations) through September 30, 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with transfer agents; when replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 23, 2021

We have served as the auditor of one or more MassMutual investment companies since 1995.

209

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: MassMutual U.S. Product.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	111

Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	111

Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Chairperson and Trustee (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	111

Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

210

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2003	Retired.	111

Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson and Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	111

Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2009	Retired.	113^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

211

Trustees and Principal Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	111

Director (since 2016), MML Advisers; Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

				113^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017

Investment Director (since 2014), MML Advisers; Client Portfolio Manager (since 2021), Head of Investment Consulting & Strategy (2017-2021), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).

111

212

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

				111
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

				111
Aruna Hobbs Year of birth: 1960	Vice President	Since 2021	Vice President (since 2021), MML Advisers; Head of Institutional Investments (since 2014), MassMutual; Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company); Vice President (since 2021), MML Series Investment Fund II (open-end investment company).	111
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; Executive Vice President, Head of Field Distribution (2012-2016), MetLife; President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).	111
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

				111

213

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Manager Research (since 2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

111
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

111

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

214

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2021, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
20/80 Allocation Fund	4.62%
40/60 Allocation Fund	10.71%
60/40 Allocation Fund	16.54%
80/20 Allocation Fund	30.29%
MM RetireSMART by JPMorgan In Retirement Fund	7.91%
MM RetireSMART by JPMorgan 2020 Fund	5.96%
MM RetireSMART by JPMorgan 2025 Fund	9.37%
MM RetireSMART by JPMorgan 2030 Fund	13.63%
MM RetireSMART by JPMorgan 2035 Fund	17.68%
MM RetireSMART by JPMorgan 2040 Fund	24.27%
MM RetireSMART by JPMorgan 2045 Fund	28.49%
MM RetireSMART by JPMorgan 2050 Fund	25.88%
MM RetireSMART by JPMorgan 2055 Fund	28.40%
MM RetireSMART by JPMorgan 2060 Fund	25.64%
MM Select T. Rowe Price Retirement Balanced Fund	16.05%
MM Select T. Rowe Price Retirement 2005 Fund	11.62%
MM Select T. Rowe Price Retirement 2010 Fund	16.98%
MM Select T. Rowe Price Retirement 2015 Fund	19.05%
MM Select T. Rowe Price Retirement 2020 Fund	20.67%
MM Select T. Rowe Price Retirement 2025 Fund	28.18%
MM Select T. Rowe Price Retirement 2030 Fund	39.38%
MM Select T. Rowe Price Retirement 2035 Fund	48.38%
MM Select T. Rowe Price Retirement 2040 Fund	66.20%
MM Select T. Rowe Price Retirement 2045 Fund	79.28%
MM Select T. Rowe Price Retirement 2050 Fund	84.78%
MM Select T. Rowe Price Retirement 2055 Fund	83.55%
MM Select T. Rowe Price Retirement 2060 Fund	83.44%

For the year ended September 30, 2021, the following Fund(s) earned the following foreign sources of income:

Amount
20/80 Allocation Fund	$176,667
40/60 Allocation Fund	400,760
60/40 Allocation Fund	500,343
80/20 Allocation Fund	466,130
MM RetireSMART by JPMorgan In Retirement Fund	491,087
MM RetireSMART by JPMorgan 2020 Fund	966,749
MM RetireSMART by JPMorgan 2025 Fund	1,058,566
MM RetireSMART by JPMorgan 2030 Fund	2,279,267
MM RetireSMART by JPMorgan 2035 Fund	1,288,512
MM RetireSMART by JPMorgan 2040 Fund	2,100,446
MM RetireSMART by JPMorgan 2045 Fund	1,050,669
MM RetireSMART by JPMorgan 2050 Fund	1,402,382
MM RetireSMART by JPMorgan 2055 Fund	471,733
MM RetireSMART by JPMorgan 2060 Fund	140,308

215

Federal Tax Information (Unaudited) (Continued)

Amount
MM Select T. Rowe Price Retirement Balanced Fund	544,744
MM Select T. Rowe Price Retirement 2005 Fund	101,636
MM Select T. Rowe Price Retirement 2010 Fund	506,389
MM Select T. Rowe Price Retirement 2015 Fund	554,541
MM Select T. Rowe Price Retirement 2020 Fund	3,238,122
MM Select T. Rowe Price Retirement 2025 Fund	3,135,422
MM Select T. Rowe Price Retirement 2030 Fund	7,760,194
MM Select T. Rowe Price Retirement 2035 Fund	3,667,412
MM Select T. Rowe Price Retirement 2040 Fund	7,267,000
MM Select T. Rowe Price Retirement 2045 Fund	3,025,032
MM Select T. Rowe Price Retirement 2050 Fund	4,763,151
MM Select T. Rowe Price Retirement 2055 Fund	1,655,390
MM Select T. Rowe Price Retirement 2060 Fund	486,300

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2021.

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

216

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2021, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, J.P. Morgan, or T. Rowe Price (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the 20/80 Allocation Fund, 40/60 Allocation Fund, 60/40 Allocation Fund, 80/20 Allocation Fund, MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, MM RetireSMART by JPMorgan 2060 Fund, MM Select T. Rowe Price Retirement Balanced Fund, MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund, as applicable. In preparation for the meetings, the Trustees requested, and MML Advisers, J.P. Morgan, and T. Rowe Price provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers, J.P. Morgan, and T. Rowe Price.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each of J.P. Morgan and T. Rowe Price and its personnel with responsibility for providing services to the Funds, as applicable, and

217

Other Information (Unaudited) (Continued)

the fees payable to J.P. Morgan and T. Rowe Price by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2020. The three-year periods do not apply for any Fund that does not yet have a three- year performance history. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all of the Funds were within the top forty percent of their peer groups, and that each Fund had net advisory fees at or below the medians of their peers, or in the top three comparative quintiles, except the MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund, the levels of whose net advisory fees the Committee did not consider to be inconsistent with the advisory agreements’ continuation, in light of the Funds’ generally acceptable total net expense ratios. The Committee determined on the basis of these factors that the levels of the Funds’ net advisory fees, and the total net expenses of the Funds generally, were consistent with the continuation of their advisory agreements.

The Committee considered that each of the MM Target Allocation Funds, MM RetireSMART by JPMorgan 2025 Fund, and MM RetireSMART by JPMorgan 2030 Fund achieved three-year investment performance above the medians of their performance categories, or in the top sixty percent of their performance categories.

As to the MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund, the Committee noted that each Fund had experienced relatively unfavorable three-year performance compared to its performance category. The Committee considered MML Advisers’ statements that J.P. Morgan had been serving as the Funds’ subadviser to determine the Funds’ “glidepaths,” and that MML Advisers considers J.P. Morgan to be a premier subadviser in this regard. The Committee also considered MML Advisers’ statement that the Funds’ underperformance was due in substantial part to differences between the Funds’ and its peers’ structures and long-term asset allocation approaches. More specifically, these MM RetireSMART by JPMorgan Funds underperformed due to lower strategic and tactical equity allocations as well as above average exposure to non-U.S. equities relative to their peers.

As to the MM Select T. Rowe Price Retirement Funds, the Committee noted that none of the Funds had achieved a three-year performance record as of December 31, 2020. The Committee considered information regarding the one-year performance of each of the aforementioned Funds and considered MML Advisers’ statement that, although the period of time each Fund had been operational was too short to evaluate performance meaningfully, each of the Funds was performing appropriately in the view of MML Advisers. The Committee generally agreed with this perspective and analysis.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible

218

Other Information (Unaudited) (Continued)

benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds.

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of J.P. Morgan and T. Rowe Price generally appear well suited to the Funds, as applicable, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Also at their meeting in June 2021, the Trustees, including the Independent Trustees, reviewed and approved a proposal to make changes to the existing subadvisory agreements between MML Advisers and T. Rowe Price for each of the MM Select T. Rowe Price Retirement Funds, in order to lower the subadvisory fee paid to T. Rowe Price for each of the MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price International Equity Fund, and MassMutual Select T. Rowe Price Large Cap Blend Fund.

In arriving at their decision, the Trustees discussed the fees payable to T. Rowe Price by MML Advisers on behalf of each of the MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price International Equity Fund, and MassMutual Select T. Rowe Price Large Cap Blend Fund and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreements was not excessive and the subadvisory fee amount under the amended subadvisory agreements is fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Prior to the vote being taken to approve the amendment to the subadvisory agreements discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The amended subadvisory agreements became effective on August 1, 2021.

219

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2021

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2021:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2021.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
20/80 Allocation Fund
Class I	$1,000	0.04%	$1,033.10	$0.20	$1,024.90	$0.20
Class R5	1,000	0.14%	1,033.20	0.71	1,024.40	0.71
Service Class	1,000	0.24%	1,032.20	1.22	1,023.90	1.22
Administrative Class	1,000	0.34%	1,032.10	1.73	1,023.40	1.72
Class A	1,000	0.59%	1,030.00	3.00	1,022.10	2.99
Class R4	1,000	0.49%	1,031.60	2.50	1,022.60	2.48
Class R3	1,000	0.74%	1,029.60	3.77	1,021.40	3.75
40/60 Allocation Fund
Class I	1,000	0.06%	1,042.40	0.31	1,024.80	0.30
Class R5	1,000	0.16%	1,040.40	0.82	1,024.30	0.81
Service Class	1,000	0.26%	1,040.20	1.33	1,023.80	1.32
Administrative Class	1,000	0.36%	1,040.20	1.84	1,023.30	1.83

220

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class A	1,000	0.61%	1,039.10	3.12	1,022.00	3.09
Class R4	1,000	0.51%	1,039.60	2.61	1,022.50	2.59
Class R3	1,000	0.76%	1,038.60	3.88	1,021.30	3.85
60/40 Allocation Fund
Class I	$1,000	0.06%	$1,052.80	$0.31	$1,024.80	$0.30
Class R5	1,000	0.16%	1,051.80	0.82	1,024.30	0.81
Service Class	1,000	0.26%	1,051.60	1.34	1,023.80	1.32
Administrative Class	1,000	0.36%	1,050.60	1.85	1,023.30	1.83
Class A	1,000	0.61%	1,049.40	3.13	1,022.00	3.09
Class R4	1,000	0.51%	1,050.00	2.62	1,022.50	2.59
Class R3	1,000	0.76%	1,048.40	3.90	1,021.30	3.85
80/20 Allocation Fund
Class I	1,000	0.09%	1,053.00	0.46	1,024.60	0.46
Class R5	1,000	0.19%	1,052.90	0.98	1,024.10	0.96
Service Class	1,000	0.29%	1,052.80	1.49	1,023.60	1.47
Administrative Class	1,000	0.39%	1,051.90	2.01	1,023.10	1.98
Class A	1,000	0.64%	1,051.10	3.29	1,021.90	3.24
Class R4	1,000	0.54%	1,051.00	2.78	1,022.40	2.74
Class R3	1,000	0.79%	1,050.40	4.06	1,021.10	4.00
MM RetireSMART by JPMorgan In Retirement Fund
Class I	1,000	0.06%	1,039.00	0.31	1,024.80	0.30
Class R5	1,000	0.16%	1,038.90	0.82	1,024.30	0.81
Service Class	1,000	0.26%	1,038.10	1.33	1,023.80	1.32
Administrative Class	1,000	0.36%	1,038.10	1.84	1,023.30	1.83
Class A	1,000	0.61%	1,036.00	3.11	1,022.00	3.09
Class R4	1,000	0.51%	1,036.20	2.60	1,022.50	2.59
Class R3	1,000	0.76%	1,034.80	3.88	1,021.30	3.85
MM RetireSMART by JPMorgan 2020 Fund
Class I	1,000	0.04%	1,038.90	0.20	1,024.90	0.20
Class R5	1,000	0.14%	1,038.90	0.72	1,024.40	0.71
Service Class	1,000	0.24%	1,037.90	1.23	1,023.90	1.22
Administrative Class	1,000	0.34%	1,038.00	1.74	1,023.40	1.72
Class A	1,000	0.59%	1,035.20	3.01	1,022.10	2.99
Class R4	1,000	0.49%	1,036.50	2.50	1,022.60	2.48
Class R3	1,000	0.74%	1,035.60	3.78	1,021.40	3.75
MM RetireSMART by JPMorgan 2025 Fund
Class I	1,000	0.01%	1,043.40	0.05	1,025.00	0.05
Class R5	1,000	0.11%	1,043.70	0.56	1,024.50	0.56
Service Class	1,000	0.21%	1,042.50	1.08	1,024.00	1.07
Administrative Class	1,000	0.31%	1,041.90	1.59	1,023.50	1.57
Class A	1,000	0.56%	1,040.80	2.86	1,022.30	2.84
Class R4	1,000	0.46%	1,041.00	2.35	1,022.80	2.33
Class R3	1,000	0.71%	1,039.50	3.63	1,021.50	3.60
MM RetireSMART by JPMorgan 2030 Fund
Class I	1,000	0.04%	1,045.50	0.21	1,024.90	0.20
Class R5	1,000	0.14%	1,045.70	0.72	1,024.40	0.71
Service Class	1,000	0.24%	1,044.60	1.23	1,023.90	1.22
Administrative Class	1,000	0.34%	1,044.00	1.74	1,023.40	1.72
Class A	1,000	0.59%	1,042.80	3.02	1,022.10	2.99
Class R4	1,000	0.49%	1,043.20	2.51	1,022.60	2.48

221

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class R3	1,000	0.74%	1,041.60	3.79	1,021.40	3.75
MM RetireSMART by JPMorgan 2035 Fund
Class I	$1,000	0.05%	$1,049.20	$0.26	$1,024.80	$0.25
Class R5	1,000	0.15%	1,049.20	0.77	1,024.30	0.76
Service Class	1,000	0.25%	1,048.60	1.28	1,023.80	1.27
Administrative Class	1,000	0.35%	1,048.10	1.80	1,023.30	1.78
Class A	1,000	0.60%	1,046.40	3.08	1,022.10	3.04
Class R4	1,000	0.50%	1,047.30	2.57	1,022.60	2.54
Class R3	1,000	0.75%	1,046.00	3.85	1,021.30	3.80
MM RetireSMART by JPMorgan 2040 Fund
Class I	1,000	0.04%	1,052.30	0.21	1,024.90	0.20
Class R5	1,000	0.14%	1,051.60	0.72	1,024.40	0.71
Service Class	1,000	0.24%	1,051.40	1.23	1,023.90	1.22
Administrative Class	1,000	0.34%	1,050.10	1.75	1,023.40	1.72
Class A	1,000	0.59%	1,049.10	3.03	1,022.10	2.99
Class R4	1,000	0.49%	1,049.60	2.52	1,022.60	2.48
Class R3	1,000	0.74%	1,049.00	3.80	1,021.40	3.75
MM RetireSMART by JPMorgan 2045 Fund
Class I	1,000	0.02%	1,055.00	0.10	1,025.00	0.10
Class R5	1,000	0.12%	1,054.30	0.62	1,024.50	0.61
Service Class	1,000	0.22%	1,054.20	1.13	1,024.00	1.12
Administrative Class	1,000	0.32%	1,053.10	1.65	1,023.50	1.62
Class A	1,000	0.57%	1,052.20	2.93	1,022.20	2.89
Class R4	1,000	0.47%	1,052.60	2.42	1,022.70	2.38
Class R3	1,000	0.72%	1,051.20	3.70	1,021.50	3.65
MM RetireSMART by JPMorgan 2050 Fund
Class I	1,000	0.02%	1,054.40	0.10	1,025.00	0.10
Class R5	1,000	0.12%	1,054.50	0.62	1,024.50	0.61
Service Class	1,000	0.22%	1,054.20	1.13	1,024.00	1.12
Administrative Class	1,000	0.32%	1,053.40	1.65	1,023.50	1.62
Class A	1,000	0.57%	1,051.80	2.93	1,022.20	2.89
Class R4	1,000	0.47%	1,052.10	2.42	1,022.70	2.38
Class R3	1,000	0.72%	1,051.50	3.70	1,021.50	3.65
MM RetireSMART by JPMorgan 2055 Fund
Class I	1,000	0.00%	1,054.70	0.00	1,025.10	0.00
Class R5	1,000	0.10%	1,053.80	0.51	1,024.60	0.51
Service Class	1,000	0.20%	1,053.60	1.03	1,024.10	1.01
Administrative Class	1,000	0.30%	1,053.20	1.54	1,023.60	1.52
Class A	1,000	0.55%	1,051.60	2.83	1,022.30	2.79
Class R4	1,000	0.45%	1,052.60	2.32	1,022.80	2.28
Class R3	1,000	0.70%	1,051.20	3.60	1,021.60	3.55
MM RetireSMART by JPMorgan 2060 Fund
Class I	1,000	0.00%	1,054.30	0.00	1,025.10	0.00
Class R5	1,000	0.10%	1,054.50	0.52	1,024.60	0.51
Service Class	1,000	0.20%	1,053.70	1.03	1,024.10	1.01
Administrative Class	1,000	0.30%	1,052.90	1.54	1,023.60	1.52
Class A	1,000	0.55%	1,051.30	2.83	1,022.30	2.79
Class R4	1,000	0.45%	1,052.00	2.31	1,022.80	2.28
Class R3	1,000	0.70%	1,050.40	3.60	1,021.60	3.55

222

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Retirement Balanced Fund
Class I	$1,000	0.26%	$1,038.70	$1.33	$1,023.80	$1.32
Class M5	1,000	0.41%	1,037.40	2.09	1,023.00	2.08
Class M4	1,000	0.67%	1,036.40	3.42	1,021.70	3.40
Class M3	1,000	0.91%	1,035.20	4.64	1,020.50	4.61
MM Select T. Rowe Price Retirement 2005 Fund
Class I	1,000	0.28%	1,037.30	1.43	1,023.70	1.42
Class M5	1,000	0.43%	1,036.80	2.20	1,022.90	2.18
Class M4	1,000	0.68%	1,035.60	3.47	1,021.70	3.45
Class M3	1,000	0.93%	1,034.50	4.74	1,020.40	4.71
MM Select T. Rowe Price Retirement 2010 Fund
Class I	1,000	0.28%	1,039.50	1.43	1,023.70	1.42
Class M5	1,000	0.43%	1,038.30	2.20	1,022.90	2.18
Class M4	1,000	0.68%	1,037.20	3.47	1,021.70	3.45
Class M3	1,000	0.93%	1,036.00	4.75	1,020.40	4.71
MM Select T. Rowe Price Retirement 2015 Fund
Class I	1,000	0.32%	1,041.70	1.64	1,023.50	1.62
Class M5	1,000	0.47%	1,040.60	2.40	1,022.70	2.38
Class M4	1,000	0.72%	1,039.40	3.68	1,021.50	3.65
Class M3	1,000	0.97%	1,037.70	4.95	1,020.20	4.91
MM Select T. Rowe Price Retirement 2020 Fund
Class I	1,000	0.34%	1,043.30	1.74	1,023.40	1.72
Class M5	1,000	0.49%	1,042.80	2.51	1,022.60	2.48
Class M4	1,000	0.74%	1,041.70	3.79	1,021.40	3.75
Class M3	1,000	0.99%	1,039.90	5.06	1,020.10	5.01
MM Select T. Rowe Price Retirement 2025 Fund
Class I	1,000	0.38%	1,046.20	1.95	1,023.20	1.93
Class M5	1,000	0.53%	1,045.70	2.72	1,022.40	2.69
Class M4	1,000	0.78%	1,044.10	4.00	1,021.20	3.95
Class M3	1,000	1.03%	1,042.50	5.27	1,019.90	5.22
MM Select T. Rowe Price Retirement 2030 Fund
Class I	1,000	0.41%	1,049.60	2.11	1,023.00	2.08
Class M5	1,000	0.57%	1,049.10	2.93	1,022.20	2.89
Class M4	1,000	0.82%	1,047.60	4.21	1,021.00	4.15
Class M3	1,000	1.07%	1,046.50	5.49	1,019.70	5.42
MM Select T. Rowe Price Retirement 2035 Fund
Class I	1,000	0.43%	1,053.60	2.21	1,022.90	2.18
Class M5	1,000	0.60%	1,052.60	3.09	1,022.10	3.04
Class M4	1,000	0.85%	1,051.10	4.37	1,020.80	4.31
Class M3	1,000	1.11%	1,050.10	5.70	1,019.50	5.62
MM Select T. Rowe Price Retirement 2040 Fund
Class I	1,000	0.46%	1,056.50	2.37	1,022.80	2.33
Class M5	1,000	0.63%	1,055.50	3.25	1,021.90	3.19
Class M4	1,000	0.88%	1,054.10	4.53	1,020.70	4.46
Class M3	1,000	1.13%	1,053.00	5.82	1,019.40	5.72
MM Select T. Rowe Price Retirement 2045 Fund
Class I	1,000	0.46%	1,057.70	2.37	1,022.80	2.33
Class M5	1,000	0.66%	1,056.30	3.40	1,021.80	3.35
Class M4	1,000	0.91%	1,055.40	4.69	1,020.50	4.61
Class M3	1,000	1.16%	1,053.80	5.97	1,019.30	5.87

223

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Retirement 2050 Fund
Class I	$1,000	0.47%	$1,058.20	$2.43	$1,022.70	$2.38
Class M5	1,000	0.66%	1,057.30	3.40	1,021.80	3.35
Class M4	1,000	0.91%	1,055.90	4.69	1,020.50	4.61
Class M3	1,000	1.16%	1,054.40	5.97	1,019.30	5.87
MM Select T. Rowe Price Retirement 2055 Fund
Class I	1,000	0.48%	1,058.40	2.48	1,022.70	2.43
Class M5	1,000	0.66%	1,056.90	3.40	1,021.80	3.35
Class M4	1,000	0.91%	1,055.50	4.69	1,020.50	4.61
Class M3	1,000	1.17%	1,054.60	6.03	1,019.20	5.92
MM Select T. Rowe Price Retirement 2060 Fund
Class I	1,000	0.48%	1,058.50	2.48	1,022.70	2.43
Class M5	1,000	0.66%	1,057.50	3.40	1,021.80	3.35
Class M4	1,000	0.91%	1,056.20	4.69	1,020.50	4.61
Class M3	1,000	1.17%	1,054.80	6.03	1,019.20	5.92

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2021, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

224

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-50672-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MM Equity Asset Fund and MassMutual Select T. Rowe Price Funds, each a Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MM Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Paul LaPiana

“MassMutual recognizes that talking about your future can be uncomfortable. That’s why we’re here – to help you build the future you want for yourself and your family. For nearly 170 years, through ups and downs and good times and bad, we have helped our clients protect their loved ones and prepare for a better tomorrow.”

September 30, 2021

The return of market volatility challenges retirement investors

I am pleased to present you with the MM Equity Asset Fund and the MassMutual Select T. Rowe Price Funds Annual Report. During the fiscal year ended September 30, 2021, U.S. stocks were up over 30%, with investors seeing an end in sight to the global economic recession brought on by the COVID-19 pandemic. Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings throughout the reporting period. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in economic growth expectations, heightened inflationary pressures, and a lessening of monetary and fiscal policy support.

The return of volatility and the reality of market sell-offs can test an investor’s mettle, but also serve to remind investors that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long term. Retirement planning involves what financial professionals refer to as “long-term investing,” since most people save and invest for retirement throughout their working years. Although the financial markets will go up and down, individuals who take a long-term approach to investing realize that they have time to ride out the downturns as they work toward their retirement income goals.

●

Keep contributing. While you have no control over the investment markets, you can control how often and how much you contribute to your retirement account. Saving as much as possible and increasing your contributions regularly is one way retirement investors can help boost their retirement savings, regardless of the performance of the stock and bond markets.

●

Invest continually.* Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Retirement investors who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MM Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Is it time to track your progress?

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement;

●	your retirement account is invested appropriately for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

Get to where you want to be

MassMutual recognizes that talking about your future can be uncomfortable. That’s why we’re here – to help you build the future you want for yourself and your family. For nearly 170 years, through ups and downs and good times and bad, we have helped our clients protect their loved ones and prepare for a better tomorrow. So we continue to encourage you to maintain perspective when it comes to retirement investing, regardless of any short-term changes in the markets or headline-making events that may be unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Paul LaPiana
President

The information provided is the opinion of MML Investment Advisers, LLC (MML Advisers) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Advisers, a wholly-owned subsidiary of MassMutual.     RS-50676-00

2

MM Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – Economic and Market Overview (Unaudited)

September 30, 2021

Market Highlights

●

For the reporting period from October 1, 2020 through September 30, 2021, U.S. stocks were up over 30%, with investors seeing an end in sight to the global economic recession brought on by the COVID-19 pandemic.

●

In the fourth quarter of 2020, investors looked past rising COVID-19 cases and responded positively to global plans to roll out COVID-19 vaccinations, further fiscal stimulus, and a post-Brexit trade agreement between the U.K. and the European Union. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s withdrawal from the European Union on January 31, 2020.)

●

In the first quarter of 2021, investors embraced falling COVID-19 case counts, a faster-than-expected vaccination rollout, another round of fiscal stimulus, and upgrades to economic growth and corporate earnings forecasts.

●

The second quarter of 2021 was a continuation of the prior quarter, with a significant percentage of the U.S. population receiving at least one dose of the vaccine and the widescale reopening of the economy. Concerns about inflation began to emerge, as the sharp rise in the demand for goods, services, homes, and labor outpaced supply.

●

In the third quarter of 2021, another wave of rising COVID-19 case counts slowed economic growth and heightened supply shortages and inflationary pressures. Expectations for the tightening of monetary policy and the U.S. Congress’s procrastination to pass a bill to avert a government shutdown in October added to the uncertainty.

●

Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings throughout the reporting period.

●

U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in economic growth expectations, heighted inflationary pressures, and a lessening of monetary and fiscal policy support.

Market Environment

Global stock investors experienced declining levels of volatility and strong positive returns for the fiscal year beginning October 1, 2020. U.S. stocks rose steadily in the period, buoyed by the Federal Reserve Board’s commitment to low interest rates, additional rounds of fiscal stimulus, rising expectations for strong economic growth, and rebounding corporate earnings. As a result, the broad market S&P 500® Index* (the “S&P 500”) delivered a strong 30.00% return for the fiscal year. The Dow Jones Industrial AverageSM was also up a respectable 24.15%. The technology-heavy NASDAQ Composite Index was also a big winner, advancing 30.26% for the fiscal year. Small- and mid-cap stocks outperformed their larger peers, as small-caps gained 47.68% – while value stocks outperformed their growth counterparts by approximately 8% during the period.

The continued market recovery, additional fiscal stimulus, conclusion of the U.S. presidential election, expectations for the tightening of monetary policy, and heightened inflationary pressures affected sectors differently, though all 11 sectors were in positive territory for the fiscal year. The energy, financial, and communication services sectors led in performance, enjoying double-digit growth, as they outperformed the S&P 500. The energy sector was the strongest performer for the fiscal year, up over 80%, aided by an 87% increase in the price of West Texas Intermediate (WTI) crude oil during the period. The utilities and consumer staples sectors trailed the S&P 500, each by nearly 20%.

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers, ending the fiscal year up 25.73%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended up 18.20% for the period. Developed international and emerging-market stocks benefited from increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings during the fiscal year.

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MM Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – Economic and Market Overview (Unaudited) (Continued)

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from a low of 0.68% on October 1, 2020 to close the period at 1.52%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index ended the period down 0.90%. Investment-grade corporate bonds fared somewhat better. The Bloomberg U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 1.74% gain. The Bloomberg U.S. Corporate High Yield Bond Index also ended in positive territory, advancing 11.28%, aided by a sharp increase in commodity prices.

Review and maintain your strategy

MassMutual is committed to helping people secure their financial future and protect the ones they love. While the return of volatility and the reality of market sell-offs can test an investor’s mettle, we’d like to remind you as a retirement investor that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/21 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

4

MM Equity Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Equity Asset Fund*, and who is the Fund’s subadviser?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500® Index**). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is J.P. Morgan Investment Management Inc. (J.P. Morgan).

* Prior to 05/01/2021, the Fund’s name was MM Select Equity Asset Fund.

** The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by MassMutual. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class I shares returned 30.90%, outperforming the 30.00% return of the S&P 500 Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2021, the Fund’s stock selection in the technology, financial, and media sectors contributed the most to performance, while Fund holdings in the pharma/medical technology, insurance, and real estate investment trust (REIT) sectors detracted the most from the Fund’s results.

With respect to specific Fund holdings, on the positive side, an overweight allocation to Applied Materials, an American supplier of equipment, services, and software for the manufacture of semiconductor chips; Alphabet, a multinational technology conglomerate; and Morgan Stanley, an investment bank and financial services company, were the top individual contributors. The Fund’s overweight allocation to Applied Materials, the largest contributor over the period, drove performance, as the company is a major supplier for the industry and has benefited from increased demand through the cyclical recovery and the semiconductor shortage.

On the negative side, the Fund’s overweight allocations to Mastercard, a financial services corporation, and FedEx, a company which focuses on transportation, e-commerce and business services; and a restricted position in JPMorgan & Chase, an investment bank and financial services company, were the top individual detractors. Mastercard, the largest detractor over the period, lagged due to new and persistent COVID-19 infection rates globally and relatively slow vaccination rates, which pushed out the recovery in cross-border travel.

Derivatives may be used as substitutes for securities in which the Fund can invest. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. During the reporting period, the Fund used futures to hedge cash positions, which are less than 5% of the Fund’s market value. The positions had a negligible impact on performance over the period.

Subadviser outlook

Looking ahead, J.P. Morgan continues to focus on fundamentals of the economy and company earnings. Its core analysts’ estimates for S&P 500® earnings currently project the potential for +43% growth for 2021 and +8% for 2022. While subject to revision, this forecast reflects J.P. Morgan’s expectations for a recovery in the underlying economy – and includes its best analysis of earnings expectations. J.P. Morgan believes that unemployment and other uncertainties – such as fiscal stimulus, the pace of economic growth, the Delta variant of COVID-19, and the vaccine distribution – will be integral to investor sentiment moving forward.

5

MM Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

J.P. Morgan notes that, while the economic recovery is underway, Fund management remains balanced and continues to monitor incremental risks that could represent headwinds for U.S. stocks. Through the volatility, Fund management plans to maintain exposure to quality, focus on high-conviction stocks, and take advantage of market dislocations for attractive stock selection opportunities.

MM Equity Asset Fund Largest Holdings (% of Net Assets) on 9/30/21
Microsoft Corp.	6.7%
Apple, Inc.	6.1%
Amazon.com, Inc.	4.3%
Alphabet, Inc. Class A	2.8%
Facebook, Inc. Class A	2.2%
Alphabet, Inc. Class C	2.1%
Tesla, Inc.	1.7%
Berkshire Hathaway, Inc. Class B	1.5%
Mastercard, Inc. Class A	1.3%
NVIDIA Corp.	1.3%
30.0%

MM Equity Asset Fund Sector Table (% of Net Assets) on 9/30/21
Technology	23.4%
Consumer, Non-cyclical	19.4%
Communications	16.1%
Financial	15.5%
Consumer, Cyclical	8.9%
Industrial	7.5%
Energy	2.8%
Utilities	2.4%
Basic Materials	2.0%
Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%
Net Assets	100.0%

6

MM Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	Since Inception 09/15/2016
Class I	09/15/2016	30.90%	15.61%	15.85%
S&P 500 Index		30.00%	16.90%	17.19%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

7

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Bond Asset Fund, and who is the Fund’s subadviser?

The Fund seeks a regular level of income consistent with the preservation of capital over time. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund’s investments may include, but are not limited to, obligations issued by U.S. and foreign governments and their agencies, bonds issued by U.S. and foreign corporations, U.S. and non-U.S. dollar denominated foreign securities (including securities of emerging market issuers), mortgage- and asset-backed securities, Treasury inflation protected securities, and bank loans (which represent interests in amounts loaned to companies by banks and other lenders). The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, T. Rowe Price International Ltd. serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class I shares returned 1.26%, outperforming the -0.90% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The core bond allocation outperformed the benchmark during the reporting period. An underweight allocation to Treasuries, in tandem with an overweight allocation to investment-grade corporate bonds, contributed to the Fund’s relative results for the period ended September 30, 2021. Treasury yields rose during the period, while investment-grade corporates benefited from strong demand and solid corporate earnings reports. Security selection helped returns, led by Fund holdings in the CMBS sector. A shorter average duration profile and a curve steepening bias for much of the period also aided results. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) Conversely, an underweight allocation to taxable municipal bonds detracted from the Fund’s relative results.

The U.S.-dollar hedged international bond allocation outperformed the Bloomberg Aggregate ex-USD Hedged Index. In country and duration positioning, the Fund’s duration was underweight relative to a number of developed markets, such as the U.K., Canada, and the eurozone, which supported relative performance, as did inflation-linked exposures in Europe, Canada, and Japan. By contrast, an overweight stance to Chilean duration detracted from on relative returns. In currencies, overweight allocations to the Mexican peso and Canadian dollar, as well as a Czech koruna versus euro position, contributed to relative performance. However, the Fund’s U.S. dollar overweight versus Chinese yuan position and pound sterling held back relative results. Within sector allocation and security selection, exposure to euro-denominated corporate and government-related debt added value for the period. However, a short position to European high yield via an index derivative detracted.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of September 30, 2021, the Fund held interest rate futures, interest rate swaps, currency forwards, credit default swaps, and index credit default swaps generating gross exposure of approximately 59.0%. The use of futures detracted from the Fund’s performance. The use of swaps and currency forwards added to returns, and options had a negligible impact on the Fund’s performance.

8

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe price recognizes that global equity markets have posted strong returns for the year, although the pace of gains has slowed in recent months. While the global recovery is likely to continue and the economic environment remains favorable, Fund management believes that there are reasons to be cautious. In Fund management’s view, a more modest allocation to equities may be prudent, as valuations are elevated in key markets and looming headwinds could potentially cause volatility in the near term.

Global markets face pressures from supply chain disruptions, rising commodity costs, moderating growth, and fading stimulus, as well as idiosyncratic risks, such as renewed concerns over regulatory policy changes and geopolitical tensions in China. Although these conditions may not derail economic growth, Fund Management believes these headwinds contribute to a less compelling risk/reward profile going forward, and Fund management has positioned the portfolio accordingly.

MassMutual Select T. Rowe Price Bond Asset Fund Portfolio Characteristics (% of Net Assets) on 9/30/21
Corporate Debt	30.5%
U.S. Government Agency Obligations and Instrumentalities*	18.3%
U.S. Treasury Obligations	17.3%
Sovereign Debt Obligations	15.3%
Non-U.S. Government Agency Obligations	10.5%
Bank Loans	2.6%
Mutual Funds	0.3%
Municipal Obligations	0.1%
Preferred Stock	0.0%
Purchased Options	0.0%
Total Long-Term Investments	94.9%
Short-Term Investments and Other Assets and Liabilities	5.1%
Net Assets	100.0%

* May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

9

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	1.26%	4.05%
Bloomberg U.S. Aggregate Bond Index		-0.90%	4.49%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

10

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Emerging Markets Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to provide high income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities of emerging market governments or companies located in emerging market countries (including so-called “frontier markets”). The Fund relies on a classification by either J.P. Morgan or the International Monetary Fund to determine which countries are considered emerging markets. The Fund normally will invest in at least three countries. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class I shares returned 8.74%, outperforming the 4.36% return of the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “benchmark”), which measures the performance of fixed rate, U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans, and Eurobonds. The Index limits the weights of those index countries with larger debt stocks by only including a specified portion of a country’s eligible amounts of debt outstanding. The Fund significantly outperformed the 3.31% return of the Bloomberg EM USD Aggregate Total Return Index, which is a flagship hard currency Emerging Markets debt benchmark that includes USD-denominated debt from sovereign, quasi-sovereign, and corporate emerging market issuers.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2021, positioning in Mexico proved beneficial, due to the Fund’s overweight allocation to and effective security selection within the country. The Fund’s preference for quasi-sovereigns Petroleos Mexicanos and Mexico City Airport Trust benefited from economic re-openings and sovereign support. Lack of exposure to the more duration-sensitive Mexican City Airport Trust also generated outperformance, as base rates increased. Fund management’s selection of higher-yielding off-benchmark corporate issuers further aided results.

The Fund’s overweight allocations to select, high-conviction, frontiers – particularly Ukraine, Angola, and the Bahamas – added materially in the risk-on environment. Ukraine continued to make progress in its International Monetary Fund (IMF) plan and cut its 2021 budget deficit to meet parameters set by the IMF. Angola was supported by higher oil prices and fiscal reforms. The Fund’s overweight to the Bahamas proved positive, due to the country’s improved tourism outlook. The Fund’s out-of-benchmark holdings in Venezuela also added to the Fund’s gains, due to small movements at low dollar prices. Venezuelan bonds are sanctioned and largely do not trade, yet mark-to-market pricing is ongoing. (Mark-to-market involves recording the price or value of a security to calculate its profits or losses.)

An overweight allocation to distressed Argentina weighed on relative performance. The government successfully restructured its defaulted debt with private bond holders last year but has since failed to come to an agreement with the IMF over economic reforms and its debt obligations to that lender. Growth is stagnant and inflation remains high. Finally, an underweight allocation to higher-yielding Kenya held back relative results, as it outperformed during periods of heightened demand for yield.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of September 30, 2021, the Fund held interest rate futures, currency forwards, and credit default swaps generating gross exposure of approximately 5.3%. The Fund also held index credit default swaps and interest rate swaps during the period. The estimated return impact from employing currency forwards was positive; futures and swaps had a somewhat negative effect on the Fund’s performance during the reporting period.

11

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Exogenous risks are T. Rowe Price’s primary concern in emerging-market debt today. Fund management believes that the potential for further U.S. Treasury rate volatility, combined with absolute valuations below historic averages, are cause for caution – but that the relative value of emerging-market debt versus other asset classes is still compelling. T. Rowe Price has been steadily reducing risk in the Fund’s portfolio in recent months. Risk reductions have come primarily from trims in aggregate frontier market exposure, though the Fund maintains overweight allocations to favored frontiers, such as Oman, Angola, and Egypt. Fund management has also reduced positions in more vulnerable markets in the middle of the risk distribution, such as South Africa and Turkey. T. Rowe Price sees opportunities elsewhere, however. Fund management notes that policy conditions in China, for example, are testing the most indebted issuers, but that there could be long-term benefits to the current regulatory cycle. At the sector level, T. Rowe Price continues to find value in quasi-sovereigns and corporates in higher-quality mainstream markets, such as Mexico, which offer yield premiums over the sovereign.

MassMutual Select T. Rowe Price Emerging Markets Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/21
Sovereign Debt Obligations	59.1%
Corporate Debt	37.2%
Mutual Funds	1.1%
U.S. Treasury Obligations	0.5%
Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%
Net Assets	100.0%

12

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	8.74%	3.28%
J.P. Morgan Emerging Markets Bond Index Global Diversified#		4.36%	4.24%
Bloomberg EM USD Aggregate Total Return Index		3.31%	4.59%

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

13

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Large Cap Blend Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation through investments in common stock. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large cap companies. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class I shares returned 35.17%, outperforming the 30.96% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2021, within the large-cap value allocation, strong security selection in the communication services sector contributed to relative performance, led by holdings in the interactive media and services industry. Stock selection within the health care sector aided relative returns. The information technology sector also boosted relative results, due to favorable security selection; however, this impact was moderated by an unfavorable overweight allocation to the sector. Conversely, the energy sector was the largest detractor from relative performance due to an underweight allocation to the sector and less-than-favorable stock selection. Within the sector, holdings in the oil, gas, and consumable fuels industry weighed on relative returns. The utilities sector also had a negative impact on relative results due to an overweight allocation during the period, although favorable security selection partly offset the impact.

Within the Fund’s large-cap growth allocation, a favorable overweight allocation to, and security selection within the communication services sector was the largest contributor to relative returns. Within the sector, the interactive media and services industry lifted relative results. A lack of exposure to the consumer staples sector had a positive impact on the Fund’s relative results. The materials sector modestly added value to relative returns due to an underweight allocation to the sector and favorable security selection. Conversely, unfavorable stock selection in the consumer discretionary sector was the largest detractor from relative returns, driven by the internet and direct marketing retail industry. Unfavorable security selection in the information technology sector also weighed on the Fund’s relative performance.

In the large-cap core allocation, an unfavorable underweight allocation to the energy sector detracted from the Fund’s relative returns, although security selection in the sector moderated the impact. Stock selection in the consumer discretionary sector also detracted from relative results, driven by holdings in the multiline retail industry – although an underweight allocation to the consumer discretionary sector partly offset this impact. The information technology sector further hindered relative performance due to security selection, although this was partially offset by an underweight allocation to the sector. Conversely, a favorable overweight allocation to, and stock selection within the financial sector contributed to relative returns, led by the capital markets industry. Security selection in the health care sector also aided relative performance; however, an overweight allocation to the sector moderated the impact.

Subadviser outlook

T. Rowe Price notes that global equity markets have posted strong returns for the year, although the pace of gains has slowed in recent months. Although in Fund management’s view the global recovery could continue and the economic environment remain favorable, T. Rowe Price also believes that there are reasons to be cautious. In Fund management’s opinion, a more modest allocation to equities may be prudent, as valuations are elevated in key markets and looming headwinds could potentially cause volatility in the near term

14

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited)

MassMutual Select T. Rowe Price Large Cap Blend Fund Largest Holdings (% of Net Assets) on 9/30/21
Microsoft Corp.	6.8%
Alphabet, Inc. Class C	5.5%
Amazon.com, Inc.	4.5%
Facebook, Inc. Class A	2.6%
Apple, Inc.	2.2%
Morgan Stanley	2.1%
General Electric Co.	1.9%
Alphabet, Inc. Class A	1.8%
American International Group, Inc.	1.5%
Danaher Corp.	1.5%
30.4%

MassMutual Select T. Rowe Price Large Cap Blend Fund Sector Table (% of Net Assets) on 9/30/21
Communications	22.5%
Technology	21.2%
Consumer, Non-cyclical	15.9%
Financial	15.7%
Industrial	9.8%
Consumer, Cyclical	8.2%
Utilities	2.9%
Basic Materials	2.7%
Mutual Funds	0.1%
Energy	0.1%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
Net Assets	100.0%

15

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	35.17%	17.34%
Russell 1000 Index		30.96%	17.61%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

16

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a level of income that is consistent with the current rate of inflation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund invests in a diversified portfolio of short- and intermediate-term investment-grade bonds. The Fund’s investments may include inflation-linked securities, including Treasury Inflation Protected Securities, as well as corporate, government, mortgage-backed, and asset-backed securities. The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class I shares returned 6.96%, outperforming the 5.86% return of the Bloomberg U.S. Treasury TIPS 1-5 Year Index (the “benchmark”), which includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 5 years, are rated investment grade, and have $250 million or more of outstanding face value.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s exposure to breakeven spreads through the use of Treasury inflation-protected securities (TIPS) and inflation swaps contributed significantly to relative results for the period ended September 30, 2021. (Breakeven spreads represent the yield differential between nominal Treasuries and TIPS.) These positions added value as optimism about the development and distribution of coronavirus vaccines, combined with fiscal and monetary stimulus, drove expectations for economic growth and inflation higher. In addition, supply chain bottlenecks contributed to higher prices. After starting the period at 1.50%, the five-year breakeven spread reached 2.72% by mid-May before finishing the period at 2.51%.

Interest rate management also contributed to relative results during the period. The Fund benefited from a shorter average overall duration posture than its benchmark, as nominal Treasury rates increased, and the Fund’s yield curve steepening bias was also helpful. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.)

On the negative side, the Fund’s out-of-benchmark positions in mortgage-backed securities, investment-grade corporates, and asset-backed securities weighed on relative performance, as short-dated TIPS outperformed most short-duration credit sectors. The Fund’s position in nominal Treasuries also lagged.

As of September 30, 2021, the Fund held zero coupon inflation swaps, interest rate futures, currency forwards, and index credit default swaps generating gross exposure of approximately 34.1%. The Fund also held interest rate future options during the period. The estimated return impact from employing currency forwards and options was negligible; the use of futures and swaps enhanced the Fund’s performance.

Subadviser outlook

In T. Rowe Price’s view, inflation is likely to continue above the 2% annual level for the foreseeable future. In addition to the Federal Reserve’s (the Fed) tolerance for higher inflation, we believe a further rebound in prices for shelter and services, along with a higher floor for goods prices relative to the last economic cycle, could support higher inflation. Moreover, rising energy prices could provide a near-term boost to headline CPI, although Fund management expects that impact to fade in 2022. (CPI measures changes in the price of a market basket of consumer goods and services; Core CPI does not include food and energy prices. Headline CPI includes food and energy.)

17

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

While Fund management believes that breakeven spreads appear to be stuck in a narrow range for the near term, their view is that market-based inflation expectations will remain above 2% until the next economic downturn. In this environment, T. Rowe Price believes that TIPS could benefit from continued demand for inflation protection from retail investors and while tapering is imminent, the sector will also continue to be supported by the Fed in the near term.

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/21
U.S. Treasury Obligations	83.8%
Corporate Debt	6.0%
Mutual Funds	5.6%
Non-U.S. Government Agency Obligations	5.5%
U.S. Government Agency Obligations and Instrumentalities*	1.8%
Municipal Obligations	0.4%
Total Long-Term Investments	103.1%
Short-Term Investments and Other Assets and Liabilities	(3.1)%
Net Assets	100.0%

* May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

18

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	6.96%	4.76%
Bloomberg U.S. Treasury TIPS 1-5 Year Index		5.86%	4.40%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

19

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Real Assets Fund, and who is the Fund’s subadviser?

The Fund seeks to provide long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “real assets” and securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. The Fund’s subadviser currently defines real assets broadly and considers them to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, T. Rowe Price Japan, Inc. serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class I shares returned 33.66%, significantly outperforming the 27.44% return of the MSCI All Country World Index (ACWI) (the “benchmark”), which measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2021, selection within the Fund’s allocation to real estate, which includes exposure to U.S. and global real estate investment trusts (REITs), was a primary driver of the Fund’s performance. Multi-asset overlays, which the Fund employs to efficiently implement desired positions, also had a positive impact on the Fund’s relative results.

On the downside, overall security selection detracted for the period. Most notably, selection within the Fund’s allocation to commodities – which includes exposure to natural resources, precious metals, and global metals – detracted from the Fund’s relative performance. The Fund’s underlying natural resources portfolio was the largest driver of underperformance, as the portfolio trailed its style-specific benchmark.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of September 30, 2021, the Fund held index futures and interest rate swaps generating gross exposure of approximately 6.0%. The Fund also held currency forwards, equity options, and rights during the period. The estimated return impact from employing currency forwards was a drag on the Fund’s performance; the use of futures and options enhanced the Fund’s performance, and there was a negligible return impact from the Fund’s use of rights during the reporting period.

Subadviser outlook

T. Rowe Price notes that global equity markets have posted strong returns for the year, although the pace of gains has slowed in recent months. Although in Fund management’s view the global recovery could continue and the economic environment remain favorable, T. Rowe Price also believes that there are reasons to be cautious. In Fund management’s opinion, a more modest allocation to equities may be prudent, as valuations are elevated in key markets and looming headwinds could potentially cause volatility in the near term.

20

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Real Assets Fund Largest Holdings (% of Net Assets) on 9/30/21
BHP Group Ltd.	2.9%
Prologis, Inc.	2.7%
SPDR S&P Oil & Gas Exploration & Production ETF	2.3%
Welltower, Inc.	2.0%
Camden Property Trust	1.9%
Equinix, Inc.	1.8%
Alexandria Real Estate Equities, Inc.	1.5%
Equity Residential	1.5%
Equity LifeStyle Properties, Inc.	1.5%
AvalonBay Communities, Inc.	1.5%
19.6%

MassMutual Select T. Rowe Price Real Assets Fund Sector Table (% of Net Assets) on 9/30/21
Financial	38.4%
Basic Materials	27.1%
Industrial	11.3%
Energy	8.2%
Mutual Funds	7.4%
Utilities	2.1%
Consumer, Cyclical	2.0%
Consumer, Non-cyclical	1.0%
Technology	0.8%
Diversified	0.1%
Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%
Net Assets	100.0%

21

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	33.66%	9.15%
MSCI ACWI Index		27.44%	12.12%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

22

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of small and mid cap companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and mid cap companies. The Fund’s subadviser currently considers small and mid cap companies to include companies with market capitalizations at the time of purchase that are within the market capitalization range of companies included in either the Russell 2000® Index or the Russell Midcap® Index. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class I shares returned 37.99%, significantly underperforming the 45.03% return of the Russell 2500 Index (the “benchmark”), which measures the performance of the small- to mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on the combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The small-cap value allocation had strong positive absolute returns. Nevertheless, unfavorable security selection and an underweight allocation to the consumer discretionary sector detracted from relative returns, driven by Fund holdings in the specialty retail industry. Stock selection in the communication services sector also weighed on relative performance, as did Fund holdings in the industrial and business services sector. Conversely, security selection in the financial sector contributed to relative returns, led by Fund holdings in the banking industry. Stock selection in the utilities sector also had a modest positive impact on relative results.

The small-cap core stock allocation had strong absolute returns, but unfavorable security selection in the industrial and business services sector weighed on relative returns, driven by holdings in the professional services industry. Stock selection in the consumer staples sector also had a negative impact. Security selection and an underweight allocation to the consumer discretionary sector further detracted from relative returns. Conversely, security selection and an overweight allocation to the financial sector contributed to relative performance, led by holdings in the banking industry.

The small-cap growth allocation posted positive absolute returns, but unfavorable stock selection in the industrial and business services sector had a negative impact on relative returns. This was, however, somewhat offset by a favorable overweight allocation to the sector. Within the sector, Fund holdings within the professional services industry detracted. Security selection and an underweight allocation to the consumer discretionary sector also held back relative results. The communication services sector further hampered relative performance due to security selection. Conversely, favorable stock selection and an underweight allocation to the health care sector contributed to relative performance, led by Fund holdings in the pharmaceuticals industry. A favorable overweight allocation and stock selection in the information technology sector also added value.

The mid-cap growth allocation delivered positive absolute returns, but the information technology sector detracted from relative returns due to the Fund’s underweight allocation. Security selection and an overweight allocation to the industrial and business services sector also weighed on relative returns, driven by holdings in the professional services industry. Additionally, security selection in the health care sector had a negative impact on relative performance, but a favorable overweight allocation partly offset the impact. Conversely, favorable stock selection in the consumer discretionary sector contributed to relative performance, led by Fund holdings in the hotels, restaurants, and leisure industry. An underweight allocation and stock selection in the consumer staples sector also added value.

The mid-cap value allocation had strong positive absolute returns, but unfavorable security selection in the materials sector detracted from relative returns, particularly within the metals and mining industry (although an overweight allocation to the sector moderated the impact). Security selection in the financial sector also weighed on relative returns; however, an overweight allocation to the sector had a positive impact. The health care sector hampered relative performance due to unfavorable security

23

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

selection and an overweight allocation. Conversely, an overweight allocation to the energy sector contributed to relative performance, although unfavorable stock selection moderated this impact. Stock selection and an overweight allocation in the communication services sector also added value, led by holdings in the media industry.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The use of warrants had a negligible impact on the Fund’s performance during the reporting period.

Subadviser outlook

T. Rowe Price notes that global equity markets have posted strong returns for the year, although the pace of gains has slowed in recent months. While in Fund management’s view the global recovery could continue and the economic environment remain favorable, T. Rowe Price also believes that there are reasons to be cautious. In Fund management’s opinion, a more modest allocation to equities may be prudent, as valuations are elevated in key markets and looming headwinds could potentially cause volatility in the near term.

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund Largest Holdings (% of Net Assets) on 9/30/21
Textron, Inc.	1.1%
Hologic, Inc.	0.8%
Catalent, Inc.	0.8%
Ceridian HCM Holding, Inc.	0.8%
Burlington Stores, Inc.	0.8%
Veeva Systems, Inc. Class A	0.8%
Select Medical Holdings Corp.	0.7%
Atlassian Corp. PLC Class A	0.7%
Entegris, Inc.	0.7%
Imperial Oil Ltd.	0.7%
7.9%

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund Sector Table (% of Net Assets) on 9/30/21
Consumer, Non-cyclical	27.7%
Financial	17.5%
Technology	13.4%
Industrial	12.7%
Consumer, Cyclical	9.2%
Communications	4.7%
Energy	4.2%
Basic Materials	3.8%
Utilities	3.4%
Mutual Funds	0.9%
Diversified	0.2%
Corporate Debt	0.1%
Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%
Net Assets	100.0%

24

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	37.99%	17.28%
Russell 2500 Index		45.03%	14.73%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

25

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, and who is the Fund’s subadviser?

The Fund seeks a high level of income consistent with capital preservation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that are held in its benchmark index, the Bloomberg U.S. Long Treasury Bond Index*, and at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government and in repurchase agreements on U.S. Treasury securities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

* Bloomberg® and Bloomberg U.S. Long Treasury Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by MassMutual. Bloomberg is not affiliated with MassMutual, and Bloomberg does not approve, endorse, review, or recommend the Fund. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class I shares returned -10.55%, underperforming the -10.27% return of the Bloomberg U.S. Long Treasury Bond Index (the “benchmark”), an unmanaged index that measures the performance of public obligations of the U.S. Treasury with maturities of 10 years and greater, including securities that roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indexes.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund generated steeply negative returns for the period ended September 30, 2021, amid a meaningful rise in Treasury yields. Higher interest rates were underpinned by strong economic growth, inflation concerns, and expectations of a coming pullback in the Federal Reserve’s (the Fed) policy support. The Fed made no changes to monetary policy, but signaled plans to begin tapering its asset purchases, potentially as early as November 2021, should the economy continue to make progress toward the central bank’s maximum employment goals.

During the reporting period, the Fund’s exposure to Ginnie Mae mortgage-backed securities (MBS) – which were hampered by high volumes of loan origination as well as policy concerns, with investors pricing in expectations of an eventual tapering of the Fed’s agency MBS purchases – detracted from the Fund’s performance.

Fund management periodically positioned the Fund’s portfolio based on its forecasts for higher yields and a steeper yield curve, which aided relative returns as longer-term rates shifted higher. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) Tactical investments in Treasury inflation-protected securities (TIPS) added value, as higher oil prices, a rise in inflation expectations, and upside surprises in inflation readings drove outperformance for the sector.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of September 30, 2021, the Fund held interest rate futures and interest rate future options generating gross exposure of approximately 68.1%. Employing futures had a significantly negative impact on the Fund’s performance; the use of options had a negligible return impact on the Fund’s performance during the reporting period.

Subadviser outlook

Although the spread of the Delta COVID-19 variant dulled the recovery in some sectors, T. Rowe Price foresees the potential for strong economic growth in the second half of 2021, albeit at a gradually slowing pace. At the same time, Fund management recognizes that lingering supply-driven inflation pressures pose a threat to the pace of economic progress.

26

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio Manager Report (Unaudited) (Continued)

While Fund management acknowledges the potential for additional supply chain constraints, they believe that a likely easing of inflation pressures should enable continued economic growth and allow the Fed to pursue its stimulative policy framework – an environment that would likely be supportive of higher yields. As always, T. Rowe Price plans to continue to look for opportunities to make tactical adjustments based on incoming data and movements in Treasury yields.

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund Portfolio Characteristics (% of Net Assets) on 9/30/21
U.S. Treasury Obligations	94.6%
U.S. Government Agency Obligations and Instrumentalities*	4.9%
Mutual Funds	1.9%
Total Long-Term Investments	101.4%
Short-Term Investments and Other Assets and Liabilities	(1.4)%
Net Assets	100.0%

* May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency

27

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	-10.55%	7.19%
Bloomberg U.S. Long Treasury Bond Index		-10.27%	7.70%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

28

MM Equity Asset Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 98.0%
COMMON STOCK — 98.0%
Basic Materials — 2.0%
Chemicals — 1.9%
Air Products & Chemicals, Inc.	2,147	$549,868
Celanese Corp.	3,744	563,996
DuPont de Nemours, Inc.	16,531	1,123,943
Eastman Chemical Co.	17,316	1,744,414
Linde PLC	4,045	1,186,722
LyondellBasell Industries NV Class A	2,819	264,563
PPG Industries, Inc.	13,237	1,893,023
		7,326,529
Mining — 0.1%
Ferroglobe Representation & Warranty Insurance Trust (a) (b) (c)	3,141	—
Freeport-McMoRan, Inc.	13,271	431,706
		431,706
		7,758,235
Communications — 16.1%
Internet — 13.1%
Alphabet, Inc. Class A (b)	4,142	11,073,720
Alphabet, Inc. Class C (b)	3,183	8,483,682
Amazon.com, Inc. (b)	5,232	17,187,329
Booking Holdings, Inc. (b)	733	1,740,047
Facebook, Inc. Class A (b)	26,170	8,881,836
Lyft, Inc. Class A (b)	11,532	618,000
Netflix, Inc. (b)	5,612	3,425,228
Shopify, Inc. Class A (b)	428	580,274
		51,990,116
Media — 1.6%
Altice USA, Inc. Class A (b)	7,275	150,738
Charter Communications, Inc. Class A (b)	2,396	1,743,234
Comcast Corp. Class A	63,176	3,533,433
Fox Corp. Class A	2,508	100,596
The Walt Disney Co. (b)	5,887	995,904
		6,523,905
Telecommunications — 1.4%
Cisco Systems, Inc.	20,886	1,136,825
Motorola Solutions, Inc.	1,048	243,471
T-Mobile US, Inc. (b)	21,393	2,733,170
Verizon Communications, Inc.	25,709	1,388,543
		5,502,009
		64,016,030
Consumer, Cyclical — 8.9%
Airlines — 0.3%
Southwest Airlines Co. (b)	21,450	1,103,174

	Number of Shares	Value
Apparel — 0.8%
Carter’s, Inc.	4,883	$474,823
NIKE, Inc. Class B	20,334	2,953,107
		3,427,930
Auto Manufacturers — 1.9%
General Motors Co. (b)	17,350	914,519
Tesla, Inc. (b)	8,521	6,607,865
		7,522,384
Auto Parts & Equipment — 0.3%
Aptiv PLC (b)	2,700	402,219
Magna International, Inc.	9,671	727,646
		1,129,865
Home Builders — 0.5%
D.R. Horton, Inc.	1,494	125,451
Lennar Corp. Class A	17,615	1,650,173
Toll Brothers, Inc.	8,600	475,494
		2,251,118
Leisure Time — 0.1%
Royal Caribbean Cruises Ltd. (b)	2,342	208,321
Lodging — 0.3%
Hilton Worldwide Holdings, Inc. (b)	8,130	1,074,054
Retail — 4.7%
AutoZone, Inc. (b)	244	414,309
Best Buy Co., Inc.	15,973	1,688,506
Costco Wholesale Corp.	2,184	981,380
Dollar General Corp.	1,621	343,879
Dollar Tree, Inc. (b)	7,487	716,656
FF Group (b) (c)	294	1,635
The Home Depot, Inc.	9,388	3,081,705
Lowe’s Cos., Inc.	19,993	4,055,780
O’Reilly Automotive, Inc. (b)	4,364	2,666,666
Target Corp.	9,118	2,085,925
The TJX Cos., Inc.	22,835	1,506,653
Yum! Brands, Inc.	10,840	1,325,840
		18,868,934
		35,585,780
Consumer, Non-cyclical — 19.4%
Agriculture — 1.0%
Altria Group, Inc.	39,266	1,787,388
Philip Morris International, Inc.	23,463	2,224,058
		4,011,446
Beverages — 1.2%
The Coca-Cola Co.	65,962	3,461,026
Constellation Brands, Inc. Class A	6,255	1,317,866
		4,778,892

The accompanying notes are an integral part of the financial statements.

29

MM Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Biotechnology — 1.4%
Biogen, Inc. (b)	3,422	$968,392
Illumina, Inc. (b)	2,001	811,626
Moderna, Inc. (b)	1,628	626,552
Regeneron Pharmaceuticals, Inc. (b)	2,755	1,667,271
Vertex Pharmaceuticals, Inc. (b)	7,801	1,415,023
		5,488,864
Commercial Services — 1.8%
Booz Allen Hamilton Holding Corp.	5,922	469,911
Cintas Corp.	1,124	427,862
FleetCor Technologies, Inc. (b)	4,935	1,289,367
PayPal Holdings, Inc. (b)	5,648	1,469,666
S&P Global, Inc.	8,494	3,609,016
		7,265,822
Cosmetics & Personal Care — 1.5%
The Estee Lauder Cos., Inc. Class A	4,221	1,266,005
The Procter & Gamble Co.	32,868	4,594,946
		5,860,951
Food — 0.5%
China Huishan Dairy Holdings Co. Ltd. (a) (b) (c)	44,000	—
Mondelez International, Inc. Class A	33,297	1,937,219
		1,937,219
Health Care – Products — 4.0%
Abbott Laboratories	21,459	2,534,952
ABIOMED, Inc. (b)	478	155,598
Boston Scientific Corp. (b)	37,617	1,632,202
Danaher Corp.	4,198	1,278,039
Intuitive Surgical, Inc. (b)	719	714,794
Medtronic PLC	26,982	3,382,194
Thermo Fisher Scientific, Inc.	7,747	4,426,093
Zimmer Biomet Holdings, Inc.	13,151	1,924,780
		16,048,652
Health Care – Services — 2.3%
Anthem, Inc.	8,446	3,148,669
Centene Corp. (b)	14,541	906,049
Town Health International Medical Group Ltd. (b)	62,000	4,562
UnitedHealth Group, Inc.	12,897	5,039,374
		9,098,654
Household Products & Wares — 0.3%
Kimberly-Clark Corp.	9,622	1,274,338
Pharmaceuticals — 5.4%
AbbVie, Inc.	37,659	4,062,276
AmerisourceBergen Corp.	3,521	420,583
Becton Dickinson and Co.	4,647	1,142,326
Bristol-Myers Squibb Co.	57,476	3,400,855

	Number of Shares	Value
CVS Health Corp.	8,872	$752,878
DexCom, Inc. (b)	1,005	549,594
Eli Lilly & Co.	15,310	3,537,376
Johnson & Johnson	30,575	4,937,863
Merck & Co., Inc.	26,853	2,016,929
Pfizer, Inc.	11,030	474,400
		21,295,080
		77,059,918
Energy — 2.8%
Oil & Gas — 2.3%
Cabot Oil & Gas Corp.	5,093	110,824
Chevron Corp.	20,530	2,082,768
ConocoPhillips	24,536	1,662,805
Diamondback Energy, Inc.	16,693	1,580,326
EOG Resources, Inc.	14,108	1,132,449
Phillips 66	8,856	620,186
Pioneer Natural Resources Co.	11,055	1,840,768
Untrade Brightoil (b)	52,000	10,020
		9,040,146
Pipelines — 0.5%
Cheniere Energy, Inc. (b)	5,129	500,950
The Williams Cos., Inc.	57,978	1,503,949
		2,004,899
		11,045,045
Financial — 15.5%
Banks — 5.9%
Bank of America Corp.	51,444	2,183,798
Citigroup, Inc.	40,937	2,872,959
Comerica, Inc.	5,556	447,258
Fifth Third Bancorp	29,892	1,268,616
The Goldman Sachs Group, Inc.	5,268	1,991,462
Morgan Stanley	21,650	2,106,762
Regions Financial Corp.	57,916	1,234,190
State Street Corp.	27,288	2,311,839
SVB Financial Group (b)	1,076	696,043
Truist Financial Corp.	26,934	1,579,679
US Bancorp	37,903	2,252,954
Wells Fargo & Co.	96,040	4,457,216
		23,402,776
Diversified Financial Services — 3.8%
Capital One Financial Corp.	9,130	1,478,786
Intercontinental Exchange, Inc.	10,071	1,156,352
Mastercard, Inc. Class A	15,282	5,313,246
T. Rowe Price Group, Inc.	10,684	2,101,543
Visa, Inc. Class A	22,457	5,002,297
		15,052,224

The accompanying notes are an integral part of the financial statements.

30

MM Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 3.4%
American International Group, Inc.	17,566	$964,198
Berkshire Hathaway, Inc. Class B (b)	21,175	5,779,504
Chubb Ltd.	10,725	1,860,573
Convoy Global Holdings Ltd. (a) (b) (c)	42,000	—
The Hartford Financial Services Group, Inc.	19,242	1,351,750
The Progressive Corp.	22,979	2,077,072
Prudential Financial, Inc.	8,213	864,008
The Travelers Cos., Inc.	2,669	405,715
Voya Financial, Inc. (d)	3,959	243,043
		13,545,863
Real Estate Investment Trusts (REITS) — 2.4%
Camden Property Trust	7,606	1,121,657
Equinix, Inc.	1,645	1,299,764
Equity LifeStyle Properties, Inc.	10,154	793,027
Host Hotels & Resorts, Inc. (b)	20,949	342,097
Kimco Realty Corp.	28,245	586,084
Prologis, Inc.	19,780	2,481,005
SBA Communications Corp.	2,177	719,651
Sun Communities, Inc.	5,455	1,009,721
UDR, Inc.	3,146	166,675
Ventas, Inc.	21,759	1,201,314
		9,720,995
		61,721,858
Industrial — 7.5%
Aerospace & Defense — 0.9%
Northrop Grumman Corp.	3,827	1,378,294
Raytheon Technologies Corp.	23,957	2,059,344
		3,437,638
Building Materials — 0.5%
Johnson Controls International PLC	21,666	1,475,021
Masco Corp.	13,798	766,479
		2,241,500
Electronics — 0.5%
Amphenol Corp. Class A	6,207	454,538
Honeywell International, Inc.	5,938	1,260,519
Waters Corp. (b)	739	264,045
		1,979,102
Engineering & Construction — 0.0%
Hsin Chong Group Holdings Ltd. (a) (b) (c)	40,000	—
Hand & Machine Tools — 0.6%
Stanley Black & Decker, Inc.	12,841	2,251,156
Machinery – Diversified — 1.1%
Deere & Co.	10,250	3,434,468

	Number of Shares	Value
Ingersoll Rand, Inc. (b)	12,048	$607,340
Otis Worldwide Corp.	4,491	369,519
		4,411,327
Miscellaneous - Manufacturing — 1.7%
Eaton Corp. PLC	17,961	2,681,757
Parker-Hannifin Corp.	5,443	1,521,971
Trane Technologies PLC	14,592	2,519,309
		6,723,037
Packaging & Containers — 0.2%
Crown Holdings, Inc.	4,233	426,602
WestRock Co.	11,386	567,364
		993,966
Transportation — 2.0%
FedEx Corp.	8,504	1,864,842
Norfolk Southern Corp.	8,147	1,949,170
Union Pacific Corp.	6,345	1,243,683
United Parcel Service, Inc. Class B	15,643	2,848,590
		7,906,285
		29,944,011
Technology — 23.4%
Computers — 8.2%
Accenture PLC Class A	15,861	5,074,251
Apple, Inc.	171,436	24,258,194
Fortinet, Inc. (b)	1,524	445,069
Leidos Holdings, Inc.	12,471	1,198,837
Seagate Technology Holdings PLC	18,754	1,547,580
		32,523,931
Semiconductors — 6.1%
Advanced Micro Devices, Inc. (b)	25,011	2,573,632
Analog Devices, Inc.	16,363	2,740,475
Applied Materials, Inc.	21,251	2,735,641
Intel Corp.	11,219	597,748
Lam Research Corp.	5,234	2,978,931
Microchip Technology, Inc.	5,122	786,176
Micron Technology, Inc.	4,776	339,001
NVIDIA Corp.	24,996	5,178,171
NXP Semiconductor NV	9,687	1,897,393
QUALCOMM, Inc.	3,831	494,122
Texas Instruments, Inc.	20,966	4,029,875
		24,351,165
Software — 9.1%
Fiserv, Inc. (b)	4,555	494,217
Intuit, Inc.	8,014	4,323,633
Microsoft Corp.	93,902	26,472,852
Oracle Corp.	17,791	1,550,130
salesforce.com, Inc. (b)	7,190	1,950,072
Workday, Inc. Class A (b)	3,259	814,392

The accompanying notes are an integral part of the financial statements.

31

MM Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ZoomInfo Technologies, Inc. Class A (b)	9,336	$571,270
		36,176,566
		93,051,662
Utilities — 2.4%
Electric — 2.4%
CenterPoint Energy, Inc.	45,058	1,108,427
DTE Energy Co.	2,430	271,455
Entergy Corp.	15,836	1,572,673
Evergy, Inc.	19,132	1,190,010
NextEra Energy, Inc.	38,303	3,007,552
Sempra Energy	6,561	829,967
Xcel Energy, Inc.	25,203	1,575,187
		9,555,271

TOTAL COMMON STOCK (Cost $276,341,960)		389,737,810

TOTAL EQUITIES (Cost $276,341,960)		389,737,810

WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Commercial Services — 0.0%
Ezion Holdings Ltd. Expires 4/16/23, Strike 0.2763 SGD (a) (b) (c)	14,640	—
Industrial — 0.0%
Engineering & Construction — 0.0%
Abengoa SA, Expires 3/31/25, Strike 0.0002 EUR (b) (c)	11,608	65

TOTAL WARRANTS (Cost $0)		65

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Biotechnology — 0.0%
Tobira Therapeutics Inc., CVR (a) (b) (c)	505	3,843

TOTAL RIGHTS (Cost $30)		3,843

TOTAL LONG-TERM INVESTMENTS (Cost $276,341,990)		389,741,718

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (e)	$5,380,146	$5,380,146

TOTAL SHORT-TERM INVESTMENTS (Cost $5,380,146)		5,380,146

TOTAL INVESTMENTS — 99.3% (Cost $281,722,136) (f)		395,121,864

Other Assets/(Liabilities) — 0.7%		2,687,927

NET ASSETS — 100.0%		$397,809,791

Abbreviation Legend

CVR	Contingent Value Rights

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment was valued using significant unobservable inputs.
(b)	Non-income producing security.
(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $5,543 or 0.00% of net assets.

(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $101,673 or 0.03% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $103,947 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)

Maturity value of $5,380,146. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $5,487,749.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MM Equity Asset Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E Mini Index	12/17/21	25	$5,576,736	$(204,548)

Currency Legend

EUR	Euro
SGD	Singapore Dollar

The accompanying notes are an integral part of the financial statements.

33

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 0.0%
PREFERRED STOCK — 0.0%
Energy — 0.0%
Pipelines — 0.0%
Targa Resources Corp.
9.500%	235	$252,850

TOTAL PREFERRED STOCK (Cost $252,693)		252,850

TOTAL EQUITIES (Cost $252,693)		252,850
	Principal Amount
BONDS & NOTES — 94.6%
BANK LOANS — 2.6%
Advertising — 0.1%
Clear Channel Outdoor Holdings, Inc., Term Loan B, 3 mo. USD LIBOR + 3.500%
3.629% VRN 8/21/26	$242,663	237,425
Lamar Media Corp., 2020 Term Loan B, 1 mo. USD LIBOR + 1.500% 1.583% VRN 2/05/27	305,000	302,237
		539,662
Aerospace & Defense — 0.1%
Dynasty Acquisition Co., Inc.
2020 Term Loan B1, 3 mo. USD LIBOR + 3.500%
3.632% VRN 4/06/26	106,281	103,857
2020 CAD Term Loan B2, 3 mo. USD LIBOR + 3.500%
3.632% VRN 4/06/26	57,140	55,837
TransDigm, Inc., 2020 Term Loan G, 1 mo. USD LIBOR + 2.250%
2.334% VRN 8/22/24	365,801	361,685
		521,379
Airlines — 0.1%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, 3 mo. USD LIBOR + 4.750%
5.500% VRN 4/20/28	440,000	454,727
Mileage Plus Holdings LLC, 2020 Term Loan B, 3 mo. USD LIBOR + 5.250%
6.250% VRN 6/21/27	425,000	451,299

	Principal Amount	Value
United Airlines, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
4.500% VRN 4/21/28	$174,125	$175,194
		1,081,220
Auto Parts & Equipment — 0.0%
Clarios Global LP, 2021 USD Term Loan B, 1 mo. USD LIBOR + 3.250%
3.334% VRN 4/30/26	278,229	276,838
Commercial Services — 0.0%
CoreLogic, Inc., Term Loan, 1 mo. USD LIBOR + 3.500%
4.000% VRN 6/02/28	330,000	329,588
Computers — 0.1%
Peraton Corp., Term Loan B, 1 mo. USD LIBOR + 3.750%
4.500% VRN 2/01/28	298,500	298,548
Western Digital Corp., 2018 Term Loan B4, 1 mo. USD LIBOR + 1.750%
1.838% VRN 4/29/23	202,593	202,508
		501,056
Cosmetics & Personal Care — 0.1%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, 3 mo. USD LIBOR + 3.750%
4.500% VRN 10/01/26	437,800	438,894
Electric — 0.0%
Pike Corporation, 2021 Incremental Term Loan B, 1 mo. USD LIBOR + 3.000%
3.090% VRN 1/21/28	86,301	86,243
Entertainment — 0.2%
Churchill Downs, Inc., 2021 Incremental Term Loan B1, 1 mo. USD LIBOR + 2.000%
2.090% VRN 3/10/28	592,025	586,105
Delta 2 (LUX) S.A.R.L., 2018 USD Term Loan, 1 mo. USD LIBOR + 2.500%
3.500% VRN 2/01/24	605,000	602,731
SeaWorld Parks & Entertainment, Inc. ., 2021 Term Loan B, 1 mo. USD LIBOR + 3.000%
3.500% VRN 8/25/28	90,000	89,606
UFC Holdings LLC, 2021 Term Loan B, 6 mo. USD LIBOR + 2.750%
3.500% VRN 4/29/26	509,895	508,478
		1,786,920

The accompanying notes are an integral part of the financial statements.

34

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Environmental Controls — 0.1%
Filtration Group Corp.
2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.000%
3.084% VRN 3/29/25	$472,550	$469,894
2020 Incremental Term Loan, 1 mo. USD LIBOR + 3.750%
4.500% VRN 3/29/25	84,150	84,276
GFL Environmental, Inc., 2020 Term Loan, 3 mo. USD LIBOR + 3.000%
3.500% VRN 5/30/25	278,672	279,021
Madison IAQ LLC, Term Loan, 3 mo. USD LIBOR + 3.250%
3.750% VRN 6/21/28	175,000	174,708
		1,007,899
Hand & Machine Tools — 0.0%
Apex Tool Group, LLC, 2019 Term Loan B, 1 mo. USD LIBOR + 5.250%
6.500% VRN 8/01/24	117,662	117,692
Health Care – Products — 0.1%
Avantor Funding, Inc., 2021 Term Loan B5, 1 mo. USD LIBOR + 2.250%
2.750% VRN 11/08/27	290,000	290,362
CPI Holdco, LLC, 2021 Term Loan,
0.000% 11/04/26 (b)	498,734	498,425
Maravai Intermediate Holdings, LLC, 2020 Term Loan B, 1 mo. USD LIBOR + 3.750%
4.750% VRN 10/19/27	292,586	293,318
		1,082,105
Health Care – Services — 0.2%
ADMI Corp.
2021 Term Loan B2, 1 mo. USD LIBOR + 3.125%
3.625% VRN 12/23/27	263,675	261,368
2021 Incremental Term Loan B3, 1 mo. USD LIBOR + 3.500%
4.000% VRN 12/23/27	185,000	184,769
Catalent Pharma Solutions, Inc. ., 2021 Term Loan B3,
0.000% 2/22/28 (b)	105,000	104,974
HCA, Inc., 2021 Term Loan B14, 1 mo. USD LIBOR + 1.750%
1.834% VRN 6/30/28	44,888	45,121

	Principal Amount	Value
ICON Luxembourg S.A.R.L.
LUX Term Loan, 3 mo. USD LIBOR + 2.500%
3.000% VRN 7/03/28	$203,628	$204,278
US Term Loan, 3 mo. USD LIBOR + 2.500%
3.000% VRN 7/03/28	50,734	50,896
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 1 mo. USD LIBOR + 3.750%
3.835% VRN 11/16/25	209,589	209,197
Surgery Center Holdings, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 3.750%
4.500% VRN 8/31/26	297,729	298,017
U.S. Renal Care, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 5.000%
5.084% VRN 6/26/26	119,089	118,828
		1,477,448
Insurance — 0.3%
Alliant Holdings Intermediate LLC
2018 Term Loan B, 1 mo. USD LIBOR + 3.250%
3.334% VRN 5/09/25	227,512	225,805
2020 Term Loan B3, 1 mo. USD LIBOR + 3.750%
4.250% VRN 11/05/27	212,608	212,668
Asurion LLC
2018 Term Loan B7, 1 mo. USD LIBOR + 3.000%
3.084% VRN 11/03/24	323,623	319,982
2020 Term Loan B8, 1 mo. USD LIBOR + 3.250%
3.334% VRN 12/23/26	550,824	542,363
2021 2nd Lien Term Loan B3, 1 mo. USD LIBOR + 5.250%
5.334% VRN 1/31/28	74,697	74,432
2021 Second Lien Term Loan B4, 1 mo. USD LIBOR + 5.250%
5.334% VRN 1/20/29	545,000	542,139
Hub International Limited, 2021 Term Loan B, 3 mo. USD LIBOR + 3.250%
4.000% VRN 4/25/25	334,917	334,917
		2,252,306
Lodging — 0.1%
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, 1 mo. USD LIBOR + 2.750%
2.834% VRN 12/23/24	378,123	375,657

The accompanying notes are an integral part of the financial statements.

35

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
2020 Term Loan B1, 3 mo. USD LIBOR + 3.500%
3.583% VRN 7/21/25	$262,537	$262,632
		638,289
Machinery – Construction & Mining — 0.0%
Brookfield WEC Holdings, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 2.750%
3.250% VRN 8/01/25	238,200	236,440
Machinery – Diversified — 0.1%
TK Elevator Vertical US Newco, Inc., Term Loan B, 3 mo. USD LIBOR + 3.500%
4.000% VRN 7/29/27	732,818	733,836
Media — 0.1%
The E.W. Scripps Co., 2020 Term Loan B3, 1 mo. USD LIBOR + 3.000%
3.750% VRN 1/07/28	147,475	147,680
Mission Broadcasting, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.500%
2.586% VRN 5/26/28	175,000	174,235
Univision Communication, Inc. 2021 Term Loan B,
0.000% 5/05/28 (b)	250,000	249,420
		571,335
Packaging & Containers — 0.1%
Charter NEX US, Inc. ., 2021 Term Loan, 1 mo. USD LIBOR + 3.750%
4.500% VRN 12/01/27	719,158	720,395
Pharmaceuticals — 0.1%
Gainwell Acquisition Corp., Term Loan B, 3 mo. USD LIBOR + 4.000%
4.750% VRN 10/01/27	288,546	288,968
PetVet Care Centers, LLC, 2021 Term Loan B3, 1 mo. USD LIBOR + 3.500%
4.250% VRN 2/14/25	292,797	292,706
		581,674
Pipelines — 0.0%
Buckeye Partners, L.P., 2021 Term Loan B, 1 mo. USD LIBOR + 2.250%
2.334% VRN 11/01/26	379,247	377,214

	Principal Amount	Value
Retail — 0.2%
IRB Holding Corp., 2020 Fourth Amendment Incremental Term Loan, 3 mo. USD LIBOR + 3.250%
4.250% VRN 12/15/27	$338,200	$338,623
KFC Holding Co., 2021 Term Loan B, 1 mo. USD LIBOR + 1.750%
1.836% VRN 3/15/28	730,629	729,716
Staples, Inc., 7 Year Term Loan, 3 mo. USD LIBOR + 5.000%
5.126% VRN 4/16/26	183,591	174,745
WOOF Holdings, Inc., 1st Lien Term Loan, 3 mo. USD LIBOR + 3.750%
4.500% VRN 12/21/27	278,600	278,775
		1,521,859
Software — 0.5%
Applied Systems, Inc., 2017 1st Lien Term Loan, 3 mo. USD LIBOR + 3.250%, PRIME + 2.250%
3.750% - 5.500% VRN 9/19/24	872,227	871,904
Ascend Learning LLC
2017 Term Loan B, 1 mo. USD LIBOR + 3.000%
4.000% VRN 7/12/24	595,944	595,414
2020 Incremental Term Loan, 1 mo. USD LIBOR + 3.750%
4.750% VRN 7/12/24	237,600	237,719
Camelot U.S. Acquisition 1 Co.
Term Loan B, 1 mo. USD LIBOR + 3.000%
3.084% VRN 10/30/26	103,163	102,861
2020 Incremental Term Loan B, 1 mo. USD LIBOR + 3.000%
4.000% VRN 10/30/26	109,175	109,414
CCC Intelligent Solutions, Inc. ., Term Loan B,
0.000% 9/21/28 (b)	185,000	184,769
Epicor Software Corp., 2020 Term Loan, 1 mo. USD LIBOR + 3.250%
4.000% VRN 7/30/27	298,168	298,034
Hyland Software, Inc., 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.500%
4.250% VRN 7/01/24	24,872	24,885
Polaris Newco LLC, USD Term Loan B, 3 mo. USD LIBOR + 4.000%
4.500% VRN 6/02/28	85,000	85,160

The accompanying notes are an integral part of the financial statements.

36

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
RealPage, Inc., 1st Lien Term Loan, 1 mo. USD LIBOR + 3.250%
3.750% VRN 4/24/28	$455,000	$453,435
The Ultimate Software Group, Inc.
2021 Incremental Term Loan, 3 mo. USD LIBOR + 3.250%
4.000% VRN 5/04/26	896,488	897,680
2020 2nd Lien Incremental Term Loan, 3 mo. USD LIBOR + 6.750%
7.500% VRN 5/03/27	135,000	137,137
		3,998,412
Telecommunications — 0.0%
Intelsat Jackson Holdings S.A., 2017 Term Loan B3, PRIME + 4.750%
8.000% VRN 11/27/23	170,000	171,882
Iridium Satellite LLC, 2021 Term Loan B2, 1 mo. USD LIBOR + 2.500%
3.250% VRN 11/04/26	202,508	202,581
		374,463

TOTAL BANK LOANS (Cost $20,073,507)		21,253,167

CORPORATE DEBT — 30.5%
Agriculture — 0.3%
BAT Capital Corp.
3.557% 8/15/27	770,000	829,207
BAT International Finance PLC
1.668% 3/25/26	205,000	205,029
3.950% 6/15/25 (c)	786,000	853,307
Bunge Finance Europe BV
1.850% 6/16/23 EUR (d)	220,000	262,054
Reynolds American, Inc.
4.450% 6/12/25	395,000	435,746
		2,585,343
Airlines — 0.2%
American Airlines, Inc. /AAdvantage Loyalty IP Ltd.
5.500% 4/20/26 (c)	170,000	178,712
5.750% 4/20/29 (c)	160,000	172,408
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (c)	920,000	1,000,176
United Airlines Pass Through Trust
2.900% 11/01/29	152,909	151,996
2.700% 11/01/33	96,111	97,080
		1,600,372

	Principal Amount	Value
Apparel — 0.0%
Wolverine World Wide, Inc.
4.000% 8/15/29 (c)	$100,000	$101,000
Auto Manufacturers — 1.1%
American Honda Finance Corp.
0.750% 11/25/26 GBP (d)	130,000	170,564
1.950% 10/18/24 EUR (d)	200,000	246,253
BMW Finance NV
0.010% 3/24/23 EUR (c) (d)	117,000	136,228
0.010% 4/14/23 EUR (c) (d)	84,000	97,804
0.500% 11/22/22 EUR (c) (d)	105,000	122,914
1.250% 9/05/22 EUR (c) (d)	92,000	108,227
Daimler Finance North America LLC
2.450% 3/02/31 (c)	255,000	260,290
Daimler International Finance BV
0.625% 2/27/23 EUR (c) (d)	112,000	131,491
0.750% 5/11/23 EUR (c) (d)	80,000	94,277
2.375% 9/12/22 EUR (c) (d)	72,000	85,629
Ford Motor Co.
9.000% 4/22/25	40,000	48,071
9.625% 4/22/30	15,000	21,267
General Motors Financial Co., Inc.
0.850% 2/26/26 EUR (c) (d)	350,000	411,823
0.955% 9/07/23 EUR (c) (d)	110,000	129,732
4.000% 10/06/26	620,000	682,503
4.350% 4/09/25	750,000	823,261
5.100% 1/17/24	435,000	474,828
Hyundai Capital America
1.800% 10/15/25 (c)	300,000	302,830
2.100% 9/15/28 (c)	470,000	462,496
RCI Banque SA
0.250% 3/08/23 EUR (c) (d)	55,000	63,996
0.750% 9/26/22 EUR (c) (d)	71,000	82,850
0.750% 4/10/23 EUR (c) (d)	68,000	79,565
Stellantis NV
2.375% 4/14/23 EUR (c) (d)	53,000	63,788
Toyota Motor Credit Corp.
0.750% 7/21/22 EUR (c) (d)	104,000	121,632
2.375% 2/01/23 EUR (c) (d)	81,000	97,255
Volkswagen Bank GmbH
0.750% 6/15/23 EUR (c) (d)	80,000	94,014
2.500% 7/31/26 EUR (c) (d)	700,000	895,397
Volkswagen Financial Services AG
0.875% 4/12/23 EUR (c) (d)	72,000	84,662
2.500% 4/06/23 EUR (c) (d)	67,000	80,687
Volkswagen Group of America Finance LLC
3.200% 9/26/26 (c)	1,320,000	1,411,967
3.350% 5/13/25 (c)	500,000	534,337

The accompanying notes are an integral part of the financial statements.

37

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Volkswagen International Finance NV
0.875% 1/16/23 EUR (c) (d)	$120,000	$140,914
1.875% 3/30/27 EUR (c) (d)	200,000	250,730
Volkswagen Leasing GmbH
1.500% 6/19/26 EUR (c) (d)	145,000	177,326
1.625% 8/15/25 EUR (c) (d)	150,000	183,222
2.375% 9/06/22 EUR (c) (d)	100,000	118,697
		9,291,527
Auto Parts & Equipment — 0.1%
Continental AG
0.010% 9/12/23 EUR (c) (d)	45,000	52,253
The Goodyear Tire & Rubber Co.
5.000% 7/15/29 (c)	200,000	212,880
Tenneco, Inc.
7.875% 1/15/29 (c)	110,000	122,787
5.125% 4/15/29 (c)	79,000	80,778
		468,698
Banks — 7.1%
ABN AMRO Bank NV
2.500% 11/29/23 EUR (c) (d)	114,000	140,120
AIB Group PLC
2.250% 7/03/25 EUR (c) (d)	300,000	375,019
Arion Banki HF
1.000% 3/20/23 EUR (c) (d)	150,000	176,259
1.625% 12/01/21 EUR (c) (d)	100,000	116,163
Banco Bilbao Vizcaya Argentaria SA
0.375% 10/02/24 EUR (c) (d)	200,000	234,735
0.750% 9/11/22 EUR (c) (d)	100,000	117,096
Banco Comercial Portugues SA 5 year EUR Swap + 4.267%
4.500% VRN 12/07/27 EUR (c) (d)	100,000	119,716
Banco de Bogota SA
6.250% 5/12/26 (c)	250,000	272,188
Banco de Credito del Peru
5 year CMT + 3.000% 3.125% VRN 7/01/30 (c)	240,000	237,600
5 year CMT + 3.000% 3.125% VRN 7/01/30 (c) (e)	135,000	133,650
Banco de Sabadell SA
0.875% 3/05/23 EUR (c) (d)	300,000	352,124
Banco Santander SA
1.125% 1/17/25 EUR (c) (d)	300,000	359,348
1.375% 12/14/22 EUR (c) (d)	100,000	118,230
1 year CMT + .900% 1.722% VRN 9/14/27	400,000	397,956
2.746% 5/28/25	1,200,000	1,258,330
3.490% 5/28/30	200,000	214,955

	Principal Amount	Value
Bangkok Bank PCL
5 year CMT + 1.900% 3.733% VRN 9/25/34 (c)	$450,000	$458,933
4.450% 9/19/28 (c)	330,000	378,375
Bank of America Corp.
0.750% 7/26/23 EUR (c) (d)	110,000	129,845
1.625% 9/14/22 EUR (c) (d)	111,000	131,073
SOFR + .960% 1.734% VRN 7/22/27	585,000	587,329
SOFR + 1.530% 1.898% VRN 7/23/31	1,240,000	1,194,370
SOFR + 1.220% 2.299% VRN 7/21/32	935,000	921,045
2.375% 6/19/24 EUR (c) (d)	150,000	185,672
2.375% 6/19/24 EUR (c) (d)	150,000	185,672
3 mo. USD LIBOR + .990% 2.496% VRN 2/13/31	1,735,000	1,753,973
SOFR + 2.150% 2.592% VRN 4/29/31	585,000	596,433
3 mo. USD LIBOR + 1.040% 3.419% VRN 12/20/28	55,000	59,578
3 mo. USD LIBOR + 1.060% 3.559% VRN 4/23/27	495,000	538,449
3.950% 4/21/25	1,365,000	1,487,141
4.250% 10/22/26	700,000	787,646
Banque Federative du Credit Mutuel SA
0.750% 6/15/23 EUR (c) (d)	100,000	118,040
Barclays PLC
1.875% 12/08/23 EUR (c) (d)	113,000	136,808
SOFR + 2.714% 2.852% VRN 5/07/26	670,000	703,492
3 mo. USD LIBOR + 1.610% 3.932% VRN 5/07/25	475,000	509,698
BBVA Bancomer SA 5 year CMT + 2.650%
5.125% VRN 1/18/33 (c)	300,000	312,750
BNP Paribas SA
SOFR + 1.004% 1.323% VRN 1/13/27 (c)	890,000	876,851
3 mo. EURIBOR + 1.800% 2.125% VRN 1/23/27 EUR (c) (d)	300,000	374,183
SOFR + 1.218% 2.159% VRN 9/15/29 (c)	345,000	342,382
2.875% 10/24/22 EUR (c) (d)	96,000	115,138
2.875% 9/26/23 EUR (c) (d)	153,000	188,556
4.500% 3/21/23 EUR (c) (d)	157,000	194,968
BPCE SA
0.375% 10/05/23 EUR (c) (d)	100,000	117,515
4.625% 7/18/23 EUR (c) (d)	100,000	125,623

The accompanying notes are an integral part of the financial statements.

38

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CaixaBank SA
1.125% 1/12/23 EUR (c) (d)	$100,000	$117,874
1.125% 5/17/24 EUR (c) (d)	100,000	119,605
1.750% 10/24/23 EUR (c) (d)	100,000	120,351
5 year EUR Swap + 2.350% 2.750% VRN 7/14/28 EUR (c) (d)	200,000	241,451
Citigroup, Inc.
0.750% 10/26/23 EUR (c) (d)	110,000	129,717
SOFR + 1.167% 2.561% VRN 5/01/32	300,000	303,095
SOFR + 2.842% 3.106% VRN 4/08/26	475,000	504,165
Commerzbank AG
0.500% 8/28/23 EUR (c) (d)	142,000	166,665
1.500% 9/21/22 EUR (d)	18,000	21,227
Cooperatieve Rabobank UA
0.750% 8/29/23 EUR (c) (d)	100,000	118,117
2.375% 5/22/23 EUR (c) (d)	130,000	157,512
3.875% 7/25/23 EUR (c) (d)	118,000	146,660
4.125% 9/14/22 EUR (c) (d)	115,000	138,632
4.625% 5/23/29 GBP (c) (d)	150,000	236,497
Credit Agricole SA
0.875% 1/14/32 EUR (c) (d)	200,000	233,338
1.000% 9/16/24 EUR (c) (d)	200,000	240,056
Credit Suisse AG/London
1.000% 6/07/23 EUR (c) (d)	111,000	131,408
Credit Suisse Group AG
BPSW1 + 1.230% 2.125% VRN 9/12/25 GBP (c) (d)	250,000	342,919
SOFR + 3.730% 4.194% VRN 4/01/31 (c)	480,000	537,085
Danske Bank A/S
0.250% 11/28/22 EUR (c) (d)	109,000	127,204
0.875% 5/22/23 EUR (c) (d)	110,000	129,525
5 year EUR Swap + 1.700% 1.375% VRN 2/12/30 EUR (c) (d)	200,000	236,449
3 mo. USD LIBOR + 1.591% 3.244% VRN 12/20/25 (c)	1,040,000	1,104,672
3.875% 9/12/23 (c)	5,000	5,289
5.375% 1/12/24 (c)	200,000	219,475
Deutsche Bank AG
1.125% 8/30/23 EUR (c) (d)	114,000	135,423
2.375% 1/11/23 EUR (c) (d)	100,000	119,718
Discover Bank
4.650% 9/13/28	405,000	469,021
DNB Bank ASA
0.050% 11/14/23 EUR (c) (d)	109,000	127,320
DNB Boligkreditt AS
1.875% 11/21/22 EUR (c) (d)	100,000	118,947

	Principal Amount	Value
The Goldman Sachs Group, Inc.
1.375% 7/26/22 EUR (c) (d)	$118,000	$138,677
1.375% 5/15/24 EUR (c) (d)	40,000	47,455
SOFR + .818% 1.542% VRN 9/10/27	605,000	602,949
1.625% 7/27/26 EUR (c) (d)	140,000	173,033
2.000% 7/27/23 EUR (c) (d)	130,000	156,633
SOFR + 1.248% 2.383% VRN 7/21/32	510,000	504,813
SOFR + 1.281% 2.615% VRN 4/22/32	2,950,000	2,980,149
3.250% 2/01/23 EUR (c) (d)	134,000	162,528
3.500% 11/16/26	745,000	804,756
Heta Asset Resolution AG
2.375% 12/13/22 EUR (c) (d)	1,100,000	1,316,133
HSBC Continental Europe SA
0.600% 3/20/23 EUR (c) (d)	100,000	117,508
HSBC Holdings PLC
SOFR + 1.538% 1.645% VRN 4/18/26	940,000	944,723
SOFR + 1.929% 2.099% VRN 6/04/26	610,000	623,135
6.500% 5/20/24 GBP (c) (d)	100,000	153,282
ING Groep NV
1.000% 9/20/23 EUR (c) (d)	100,000	118,731
SOFR + 1.005% 1.726% VRN 4/01/27	260,000	261,363
Intesa Sanpaolo SpA
1.000% 7/04/24 EUR (c) (d)	300,000	357,524
2.125% 8/30/23 EUR (c) (d)	114,000	137,950
JP Morgan Chase & Co.
SOFR + .885% 1.578% VRN 4/22/27	630,000	630,990
SOFR + 1.105% 1.764% VRN 11/19/31	955,000	910,874
SOFR + 1.890% 2.182% VRN 6/01/28	675,000	688,777
SOFR + 1.510% 2.739% VRN 10/15/30	445,000	460,392
SOFR + 2.515% 2.956% VRN 5/13/31	2,320,000	2,409,631
JPMorgan Chase & Co.
1.500% 10/26/22 EUR (c) (d)	111,000	131,209
2.750% 2/01/23 EUR (c) (d)	114,000	137,584
KBC Group NV
0.750% 10/18/23 EUR (c) (d)	100,000	118,353
Kookmin Bank
2.500% 11/04/30 (c)	200,000	197,984
Kreditanstalt fuer Wiederaufbau
4.700% 6/02/37 CAD (d)	65,000	64,809

The accompanying notes are an integral part of the financial statements.

39

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
4.700% 6/02/37 CAD (d)	$75,000	$74,780
Landsbankinn HF
1.000% 5/30/23 EUR (c) (d)	100,000	117,819
Lloyds Bank Corporate Markets PLC
0.250% 10/04/22 EUR (c) (d)	100,000	116,649
Morgan Stanley
3 mo. EURIBOR + .753% 0.637% VRN 7/26/24 EUR (d)	100,000	117,549
1.000% 12/02/22 EUR (d)	110,000	129,441
1.375% 10/27/26 EUR (d)	100,000	122,932
SOFR + .858% 1.512% VRN 7/20/27	730,000	726,200
SOFR + .879% 1.593% VRN 5/04/27	670,000	671,479
1.875% 3/30/23 EUR (d)	113,000	135,211
SOFR + 1.020% 1.928% VRN 4/28/32	215,000	205,945
SOFR + 1.178% 2.239% VRN 7/21/32	460,000	452,417
SOFR + 1.485% 3.217% VRN 4/22/42	165,000	172,239
National Australia Bank Ltd.
0.625% 11/10/23 EUR (c) (d)	56,000	66,187
2.750% 8/08/22 EUR (c) (d)	92,000	109,499
The Nationale-Nederlanden Bank NV
0.375% 2/26/25 EUR (c) (d)	100,000	117,633
Natwest Group PLC
3 mo. EURIBOR + 2.039% 2.000% VRN 3/08/23 EUR (c) (d)	110,000	128,642
2.500% 3/22/23 EUR (c) (d)	114,000	137,266
Nordea Bank Abp
1.000% 2/22/23 EUR (c) (d)	111,000	131,121
QNB Finance Ltd.
2.750% 2/12/27 (c)	800,000	837,360
Raiffeisen Bank International AG 5 year EUR Swap + 2.150%
1.500% VRN 3/12/30 EUR (c) (d)	300,000	354,789
Santander UK Group Holdings PLC
1.125% 9/08/23 EUR (c) (d)	111,000	131,804
1 year CMT + 1.250% 1.532% VRN 8/21/26	1,465,000	1,461,517
Shinhan Bank Co. Ltd.
3.875% 3/24/26 (c)	200,000	217,463
4.000% 4/23/29 (c)	1,000,000	1,106,010
Societe Generale SA
4.250% 7/13/22 EUR (c) (d)	100,000	120,088
Standard Chartered PLC
5 year EUR Swap + 2.800% 2.500% VRN 9/09/30 EUR (c) (d)	300,000	367,302

	Principal Amount	Value
3 mo. USD LIBOR + 1.209% 2.819% VRN 1/30/26 (c)	$200,000	$208,213
1 year CMT + 3.850% 4.644% VRN 4/01/31 (c)	2,030,000	2,339,289
The Toronto-Dominion Bank
0.625% 7/20/23 EUR (c) (d) (e)	110,000	129,727
UBS Group AG 1 year CMT + 1.080%
1.364% VRN 1/30/27 (c) (e)	235,000	232,713
UniCredit SpA
2.000% 3/04/23 EUR (c) (d)	313,000	373,905
EUAMDB05 + 4.739% 4.875% VRN 2/20/29 EUR (c) (d)	200,000	251,722
Wells Fargo & Co.
1.500% 9/12/22 EUR (c) (d)	111,000	130,878
2.250% 5/02/23 EUR (c) (d)	114,000	137,334
SOFR + 2.100% 2.393% VRN 6/02/28	1,105,000	1,138,154
SOFR + 1.262% 2.572% VRN 2/11/31	1,225,000	1,245,437
2.625% 8/16/22 EUR (c) (d)	113,000	134,365
SOFR + 1.432% 2.879% VRN 10/30/30	2,145,000	2,233,995
SOFR + 2.530% 3.068% VRN 4/30/41	335,000	343,499
4.300% 7/22/27	290,000	329,182
		57,844,144
Beverages — 0.4%
Anheuser-Busch InBev SA/NV
2.000% 1/23/35 EUR (c) (d)	150,000	191,988
Anheuser-Busch InBev Worldwide, Inc.
4.439% 10/06/48	215,000	250,967
4.500% 6/01/50	2,270,000	2,701,951
		3,144,906
Building Materials — 0.3%
Boral Finance Pty Ltd.
3.000% 11/01/22 (c)	170,000	173,201
3.750% 5/01/28 (c)	1,060,000	1,124,400
Cemex SAB de CV
3.875% 7/11/31 (c) (e)	400,000	400,240
Cie de Saint-Gobain
1.750% 4/03/23 EUR (c) (d)	100,000	119,143
CRH Finance UK PLC
4.125% 12/02/29 GBP (c) (d)	150,000	237,322
HeidelbergCement Finance Luxembourg SA
0.500% 8/09/22 EUR (c) (d)	64,000	74,518
Holcim Finance Luxembourg SA
1.375% 5/26/23 EUR (c) (d)	111,000	131,530

The accompanying notes are an integral part of the financial statements.

40

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Johnson Controls International PLC
1.000% 9/15/23 EUR (d)	$111,000	$131,350
		2,391,704
Chemicals — 0.3%
BASF SE
0.101% 6/05/23 EUR (c) (d)	100,000	116,620
Eastman Chemical Co.
1.500% 5/26/23 EUR (d)	111,000	131,463
Ecolab, Inc.
4.800% 3/24/30	40,000	48,542
Equate Petrochemical BV
2.625% 4/28/28 (c)	200,000	201,220
4.250% 11/03/26 (c)	500,000	550,000
Evonik Industries AG
1.000% 1/23/23 EUR (c) (d)	84,000	98,588
LANXESS AG
2.625% 11/21/22 EUR (c) (d)	60,000	71,801
Methanex Corp.
5.125% 10/15/27	280,000	302,750
Westlake Chemical Corp.
1.625% 7/17/29 EUR (d)	675,000	826,047
		2,347,031
Commercial Services — 0.5%
Abertis Infraestructuras SA
3.000% 3/27/31 EUR (c) (d)	100,000	134,942
Adani Ports & Special Economic Zone Ltd.
4.200% 8/04/27 (c)	250,000	262,092
Holding d’Infrastructures de Transport SASU
0.625% 3/27/23 EUR (c) (d)	100,000	116,925
Prime Security Services Borrower LLC/Prime Finance, Inc.
5.750% 4/15/26 (c)	105,000	113,585
Shanghai Port Group BVI Co. Ltd.
2.375% 7/13/30 (c)	200,000	199,704
Shanghai Port Group BVI Development Co. Ltd.
2.850% 9/11/29 (c)	520,000	537,753
3.375% 6/18/29 (c)	400,000	427,996
Transurban Finance Co.
1.450% 5/16/29 EUR (c) (d)	225,000	274,234
2.450% 3/16/31 (c)	920,000	920,768
3.375% 3/22/27 (c)	560,000	605,932
Verisure Holding AB
3.250% 2/15/27 EUR (c) (d)	100,000	116,336
3.875% 7/15/26 EUR (c) (d)	100,000	118,731
		3,828,998

	Principal Amount	Value
Computers — 0.1%
Capgemini SE
1.625% 4/15/26 EUR (c) (d)	$200,000	$247,679
2.500% 7/01/23 EUR (c) (d)	100,000	120,635
International Business Machines Corp.
0.375% 1/31/23 EUR (d)	109,000	127,490
		495,804
Diversified Financial Services — 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.500% 1/15/25 (e)	150,000	157,786
4.450% 4/03/26	270,000	293,983
4.875% 1/16/24	540,000	583,388
6.500% 7/15/25	150,000	173,853
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (c)	1,131,000	1,111,725
3.950% 7/01/24 (c)	125,000	132,645
4.250% 4/15/26 (c)	150,000	161,270
4.375% 5/01/26 (c)	270,000	291,359
Capital One Financial Corp.
1.650% 6/12/29 EUR (d)	300,000	367,487
3.650% 5/11/27	510,000	563,188
3.750% 3/09/27	115,000	127,167
Discover Financial Services
4.100% 2/09/27	510,000	567,849
Encore Capital Group, Inc.
5.375% 2/15/26 GBP (c) (d)	140,000	197,809
FCA Bank SpA
0.500% 9/18/23 EUR (c) (d)	109,000	127,543
FCA Bank Spa/Ireland
0.500% 9/13/24 EUR (c) (d)	160,000	187,765
0.625% 11/24/22 EUR (c) (d)	109,000	127,368
1.000% 11/15/21 EUR (c) (d)	100,000	116,023
GE Capital European Funding Unlimited Co.
2.625% 3/15/23 EUR (c) (d)	39,000	47,093
GE Capital Funding LLC
4.050% 5/15/27	425,000	477,128
Intercontinental Exchange, Inc.
1.850% 9/15/32	1,960,000	1,845,564
2.100% 6/15/30	805,000	795,198
2.650% 9/15/40	185,000	176,741
Iqera Group SAS
4.250% 9/30/24 EUR (c) (d)	100,000	115,839
LeasePlan Corp. NV
0.125% 9/13/23 EUR (d)	108,000	125,845
0.750% 10/03/22 EUR (c) (d)	109,000	127,548
EUAMDB05 + 7.556% 7.375% VRN EUR (a) (c) (d)	200,000	259,371

The accompanying notes are an integral part of the financial statements.

41

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
LSEGA Financing PLC
2.000% 4/06/28 (c)	$1,225,000	$1,228,840
2.500% 4/06/31 (c)	435,000	442,494
3.200% 4/06/41 (c)	200,000	206,201
Navient Corp.
6.750% 6/15/26	435,000	481,763
		11,617,833
Electric — 1.5%
Ausgrid Finance Pty Ltd.
3.850% 5/01/23 (c)	585,000	606,984
4.350% 8/01/28 (c)	260,000	291,951
China Southern Power Grid International Finance BVI Co. Ltd.
4.250% 9/18/28 (c) (e)	400,000	453,371
ContourGlobal Power Holdings SA
3.125% 1/01/28 EUR (c) (d)	100,000	117,649
DPL, Inc.
4.125% 7/01/25	165,000	176,550
E.ON International Finance BV
0.750% 11/30/22 EUR (c) (d)	79,000	92,384
E.ON SE
0.010% 9/29/22 EUR (c) (d)	53,000	61,589
0.010% 10/24/22 EUR (c) (d)	85,000	98,790
0.375% 4/20/23 EUR (c) (d)	104,000	121,619
1.625% 5/22/29 EUR (c) (d) (e)	150,000	189,566
Edison International
4.950% 4/15/25	30,000	33,026
Enel Finance International NV
3.625% 5/25/27 (c)	1,970,000	2,179,663
4.875% 4/17/23 EUR (c) (d)	120,000	150,194
5.000% 9/14/22 EUR (c) (d)	135,000	164,360
5.250% 9/29/23 EUR (d)	26,000	33,429
5.625% 8/14/24 GBP (c) (d)	150,000	228,858
Engie SA
0.375% 2/28/23 EUR (c) (d)	100,000	116,763
3.000% 2/01/23 EUR (c) (d)	84,000	101,715
IE2 Holdco SAU
2.875% 6/01/26 EUR (c) (d)	200,000	256,654
Minejesa Capital BV
5.625% 8/10/37 (c)	300,000	316,950
NRG Energy, Inc.
4.450% 6/15/29 (c)	230,000	254,242
OmGrid Funding Ltd.
5.196% 5/16/27 (c)	425,000	440,620
Pacific Gas and Electric Co.
2.100% 8/01/27	540,000	526,708
2.500% 2/01/31	600,000	570,107
3.300% 8/01/40	500,000	460,401
4.550% 7/01/30	1,700,000	1,838,912

	Principal Amount	Value
State Grid Overseas Investment BVI Ltd.
1.375% 5/02/25 EUR (c) (d)	$100,000	$120,453
3.500% 5/04/27 (c)	600,000	658,490
TNB Global Ventures Capital Bhd
3.244% 10/19/26 (c)	380,000	403,575
Vistra Operations Co. LLC
3.550% 7/15/24 (c)	1,285,000	1,351,409
4.375% 5/01/29 (c)	215,000	215,538
		12,632,520
Electrical Components & Equipment — 0.0%
Schneider Electric SE
1.500% 9/08/23 EUR (c) (d) (e)	100,000	119,477
Electronics — 0.1%
Arrow Electronics, Inc.
4.000% 4/01/25	375,000	404,102
Honeywell International, Inc.
0.750% 3/10/32 EUR (d)	160,000	187,266
		591,368
Engineering & Construction — 0.1%
Cellnex Telecom SA
1.750% 10/23/30 EUR (c) (d)	200,000	228,114
Infrastrutture Wireless Italiane SpA
1.625% 10/21/28 EUR (c) (d)	155,000	182,610
		410,724
Entertainment — 0.1%
Cirsa Finance International Sarl
6.250% 12/20/23 EUR (c) (d)	84,917	99,790
4.500% 3/15/27 EUR (c) (d)	100,000	114,575
International Game Technology PLC
3.500% 6/15/26 EUR (c) (d)	100,000	118,812
3.500% 6/15/26 EUR (c) (d)	100,000	118,812
		451,989
Environmental Controls — 0.1%
Madison IAQ LLC
4.125% 6/30/28 (c)	155,000	155,000
Waste Connections, Inc.
2.200% 1/15/32	415,000	408,603
		563,603
Food — 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC
4.875% 2/15/30 (c)	170,000	183,175
Bellis Acquisition Co. PLC
3.250% 2/16/26 GBP (c) (d)	100,000	132,343

The accompanying notes are an integral part of the financial statements.

42

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bellis Finco PLC
4.000% 2/16/27 GBP (c) (d)	$100,000	$131,503
Carrefour SA
1.750% 7/15/22 EUR (c) (d)	110,000	128,862
China Mengniu Dairy Co. Ltd.
2.500% 6/17/30 (c)	400,000	396,420
Chobani LLC / Chobani Finance Corp., Inc.
4.625% 11/15/28 (c)	240,000	247,800
Danone SA
0.424% 11/03/22 EUR (c) (d)	100,000	116,636
Iceland Bondco PLC
4.625% 3/15/25 GBP (c) (d)	150,000	187,962
Mondelez International Holdings Netherlands BV
0.250% 9/09/29 EUR (c) (d)	198,000	224,869
Nestle Finance International Ltd.
0.750% 5/16/23 EUR (c) (d)	39,000	45,881
Tesco Corporate Treasury Services PLC
0.875% 5/29/26 EUR (c) (d) (e)	150,000	178,532
Yili Holding Investment Co.
1.625% 11/19/25 (c)	566,000	561,330
		2,535,313
Forest Products & Paper — 0.2%
Celulosa Arauco y Constitucion SA
4.200% 1/29/30 (c)	1,500,000	1,616,250
Gas — 0.2%
APT Pipelines Ltd.
4.250% 7/15/27 (c)	885,000	1,004,375
NiSource, Inc.
1.700% 2/15/31	370,000	348,122
		1,352,497
Hand & Machine Tools — 0.0%
IMA Industria Macchine Automatiche SpA
3.750% 1/15/28 EUR (c) (d)	100,000	116,704
Health Care – Products — 0.3%
Abbott Ireland Financing DAC
0.875% 9/27/23 EUR (c) (d)	111,000	131,547
Becton Dickinson Euro Finance Sarl
0.334% 8/13/28 EUR (d)	100,000	114,601
0.632% 6/04/23 EUR (d)	109,000	127,814
1.213% 2/12/36 EUR (d)	100,000	114,284
Medtronic Global Holdings SCA
0.375% 3/07/23 EUR (d)	160,000	187,115
0.375% 10/15/28 EUR (d)	100,000	116,386
Mozart Debt Merger Sub
3.875% 4/01/29 (h)	345,000	345,431

	Principal Amount	Value
PerkinElmer, Inc.
1.900% 9/15/28	$410,000	$406,566
2.250% 9/15/31	220,000	216,761
3.300% 9/15/29	195,000	210,038
Thermo Fisher Scientific, Inc.
0.125% 3/01/25 EUR (d)	240,000	279,689
0.875% 10/01/31 EUR (d)	240,000	282,904
2.375% 4/15/32 EUR (d)	100,000	134,264
		2,667,400
Health Care – Services — 0.5%
CAB SELAS
3.375% 2/01/28 EUR (c) (d)	135,000	157,735
Centene Corp.
2.450% 7/15/28	230,000	231,150
2.500% 3/01/31	485,000	478,331
2.625% 8/01/31	315,000	312,871
3.375% 2/15/30	515,000	532,381
4.250% 12/15/27	570,000	596,590
4.625% 12/15/29	875,000	953,750
Fresenius Medical Care AG & Co. KGaA
0.250% 11/29/23 EUR (c) (d)	72,000	84,055
Humana, Inc.
2.150% 2/03/32	210,000	204,882
4.875% 4/01/30	645,000	765,275
UnitedHealth Group, Inc.
2.000% 5/15/30	190,000	190,203
		4,507,223
Holding Company – Diversified — 0.0%
CK Hutchison Finance 16 Ltd.
1.250% 4/06/23 EUR (c) (d)	111,000	131,161
Insurance — 0.6%
AIA Group Ltd.
3.900% 4/06/28 (c)	640,000	711,128
Allianz SE 10 mo. EURIBOR ICE Swap + 3.200%
3.375% VRN EUR (a) (c) (d)	400,000	501,595
American International Group, Inc.
5.000% 4/26/23 GBP (c) (d)	150,000	215,275
AmWINS Group, Inc.
4.875% 6/30/29 (c)	30,000	30,450
Berkshire Hathaway Finance Corp.
2.375% 6/19/39 GBP (d)	300,000	422,095
Berkshire Hathaway, Inc.
0.750% 3/16/23 EUR (d)	160,000	187,746
CNO Financial Group, Inc.
5.250% 5/30/25	217,000	244,152

The accompanying notes are an integral part of the financial statements.

43

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CNP Assurances
1.875% 10/20/22 EUR (c) (d)	$100,000	$118,084
Equitable Holdings, Inc.
4.350% 4/20/28	610,000	694,687
Hannover Rueck SE 3 mo. EURIBOR + 3.000%
1.750% VRN 10/08/40 EUR (c) (d)	300,000	362,656
Legal & General Group PLC 5 Year UK Gilt + 4.580%
5.375% VRN 10/27/45 GBP (c) (d)	185,000	283,650
Marsh & McLennan Cos., Inc.
2.250% 11/15/30	185,000	186,126
MGIC Investment Corp.
5.250% 8/15/28	95,000	101,370
Trinity Acquisition PLC
4.400% 3/15/26	545,000	608,697
XLIT Ltd. 3 mo. EURIBOR + 2.900%
3.250% VRN 6/29/47 EUR (d)	100,000	129,956
		4,797,667
Internet — 0.5%
Adevinta ASA
3.000% 11/15/27 EUR (c) (d)	100,000	119,081
Alibaba Group Holding Ltd.
3.400% 12/06/27	250,000	267,634
Baidu, Inc.
2.875% 7/06/22	710,000	720,927
3.625% 7/06/27	200,000	217,891
4.375% 3/29/28	530,000	593,390
Booking Holdings, Inc.
2.150% 11/25/22 EUR (d)	100,000	118,387
MercadoLibre, Inc.
3.125% 1/14/31	200,000	192,502
Netflix, Inc.
4.625% 5/15/29 EUR (d)	570,000	827,007
Tencent Holdings Ltd.
1.810% 1/26/26 (c)	400,000	403,280
3.575% 4/11/26 (c)	550,000	594,021
United Group BV
4.625% 8/15/28 EUR (c) (d)	100,000	116,153
		4,170,273
Investment Companies — 0.1%
Criteria Caixa SA
1.500% 5/10/23 EUR (c) (d)	100,000	118,863
JAB Holdings BV
2.000% 5/18/28 EUR (c) (d)	300,000	376,189
		495,052

	Principal Amount	Value
Iron & Steel — 0.0%
ABJA Investment Co. Pte Ltd.
5.450% 1/24/28 (c)	$200,000	$217,637
Leisure Time — 0.1%
Carnival Corp.
11.500% 4/01/23 (c)	155,000	173,019
4.000% 8/01/28 (c)	55,000	55,550
Deuce Finco Plc
5.500% 6/15/27 GBP (c) (d)	100,000	136,265
Pinnacle Bidco PLC
5.500% 2/15/25 EUR (c) (d)	100,000	119,310
Royal Caribbean Cruises Ltd.
10.875% 6/01/23 (c)	155,000	173,600
9.125% 6/15/23 (c)	30,000	32,604
		690,348
Lodging — 0.0%
Las Vegas Sands Corp.
3.200% 8/08/24	130,000	133,458
3.500% 8/18/26	210,000	214,413
		347,871
Machinery – Diversified — 0.1%
TK Elevator Midco GmbH
4.375% 7/15/27 EUR (c) (d)	100,000	120,904
TK Elevator US Newco, Inc.
5.250% 7/15/27 (c)	485,000	509,541
		630,445
Media — 0.7%
Altice Financing SA
4.250% 8/15/29 EUR (c) (d)	100,000	113,663
Bertelsmann SE & Co. KGaA
2.625% 8/02/22 EUR (c) (d)	100,000	118,753
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% 2/01/31 (c)	465,000	471,975
5.375% 6/01/29 (c)	80,000	86,626
Charter Communications Operating LLC / Charter Communications Operating Capital
2.250% 1/15/29 (h)	355,000	354,392
Charter Communications Operating LLC/Charter Communications Operating Capital
2.300% 2/01/32	270,000	257,649
2.800% 4/01/31	1,060,000	1,061,168
4.200% 3/15/28	485,000	541,301
4.800% 3/01/50	145,000	162,365
5.125% 7/01/49	215,000	252,355
5.750% 4/01/48	45,000	56,733

The accompanying notes are an integral part of the financial statements.

44

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
6.484% 10/23/45	$105,000	$142,490
Comcast Corp.
2.887% 11/01/51 (c)	700,000	669,294
3.250% 11/01/39	835,000	880,273
Sirius XM Radio, Inc.
4.000% 7/15/28 (c)	90,000	91,519
Summer BidCo BV
9.000% 11/15/25 EUR (c) (d)	262,188	310,504
TDF Infrastructure SASU
2.875% 10/19/22 EUR (c) (d)	100,000	118,476
Ziggo BV
2.875% 1/15/30 EUR (c) (d)	100,000	116,952
2.875% 1/15/30 EUR (c) (d)	100,000	116,952
		5,923,440
Mining — 0.1%
Alcoa Nederland Holding BV
5.500% 12/15/27 (c)	325,000	348,865
Arconic Corp.
6.125% 2/15/28 (c)	320,000	339,206
Constellium SE
4.250% 2/15/26 EUR (c) (d)	200,000	234,566
Hudbay Minerals, Inc.
4.500% 4/01/26 (c)	90,000	89,100
6.125% 4/01/29 (c)	200,000	209,469
		1,221,206
Miscellaneous - Manufacturing — 0.2%
General Electric Co.
0.875% 5/17/25 EUR (d)	100,000	118,923
Siemens Financieringsmaatschappij NV
0.010% 2/20/23 EUR (c) (d)	100,000	116,441
0.375% 9/06/23 EUR (c) (d)	107,000	125,726
1.700% 3/11/28 (c)	250,000	249,406
2.150% 3/11/31 (c)	800,000	800,271
		1,410,767
Oil & Gas — 1.2%
Aker BP ASA
2.875% 1/15/26 (c)	180,000	190,159
BP Capital Markets PLC
1.109% 2/16/23 EUR (c) (d)	150,000	177,328
2.213% 9/25/26 EUR (c) (d)	160,000	204,276
Continental Resources, Inc.
5.750% 1/15/31 (c)	260,000	313,845
Diamondback Energy, Inc.
3.250% 12/01/26	545,000	583,347
Eni SpA
3.250% 7/10/23 EUR (c) (d)	117,000	144,065
4.750% 9/12/28 (c)	875,000	1,022,013

	Principal Amount	Value
EQT Corp.
5.000% 1/15/29	$130,000	$146,374
7.500% STEP 2/01/30	130,000	167,336
Leviathan Bond Ltd.
5.750% 6/30/23 (c)	300,000	311,993
Occidental Petroleum Corp.
8.000% 7/15/25	155,000	185,070
8.500% 7/15/27	225,000	281,797
8.875% 7/15/30	270,000	366,776
OMV AG
0.010% 6/16/23 EUR (c) (d)	71,000	82,610
Petrobras Global Finance BV
5.600% 1/03/31	275,000	297,894
Petroleos Mexicanos
5.125% 3/15/23 EUR (c) (d)	850,000	1,033,709
PTTEP Treasury Center Co. Ltd.
2.587% 6/10/27 (c)	570,000	589,308
Reliance Industries Ltd.
3.667% 11/30/27 (c)	600,000	652,009
Thaioil Treasury Center Co. Ltd.
4.625% 11/20/28 (c)	330,000	361,328
TotalEnergies Capital International SA
2.125% 3/15/23 EUR (c) (d)	100,000	120,109
Valero Energy Corp.
2.150% 9/15/27 (e)	75,000	75,485
Wintershall Dea Finance BV
0.452% 9/25/23 EUR (c) (d)	100,000	116,859
Woodside Finance Ltd.
3.700% 9/15/26 (c)	2,000,000	2,159,166
		9,582,856
Packaging & Containers — 0.1%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC
3.000% 9/01/29 EUR (c) (d)	180,000	208,786
Titan Holdings II BV
5.125% 7/15/29 EUR (c) (d)	100,000	117,566
Trivium Packaging Finance BV
3.750% 8/15/26 EUR (c) (d)	100,000	118,499
		444,851
Pharmaceuticals — 2.3%
AbbVie, Inc.
2.950% 11/21/26	410,000	439,089
3.200% 11/21/29	340,000	366,321
4.050% 11/21/39	270,000	308,771
4.250% 11/21/49	325,000	385,509
4.700% 5/14/45	530,000	652,487
4.875% 11/14/48	1,210,000	1,549,029

The accompanying notes are an integral part of the financial statements.

45

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Astrazeneca Finance LLC
1.750% 5/28/28	$445,000	$446,920
2.250% 5/28/31	140,000	142,033
Bausch Health Americas, Inc.
8.500% 1/31/27 (c)	150,000	160,875
Bausch Health Cos., Inc.
4.875% 6/01/28 (c)	40,000	41,450
Bayer Capital Corp. BV
0.625% 12/15/22 EUR (c) (d)	100,000	116,895
1.250% 11/13/23 EUR (c) (d)	56,000	66,689
Becton Dickinson and Co.
1.957% 2/11/31	645,000	626,530
2.823% 5/20/30	1,610,000	1,685,246
3.020% 5/24/25 GBP (d)	150,000	214,254
3.700% 6/06/27	899,000	995,055
3.794% 5/20/50	390,000	434,682
4.669% 6/06/47	460,000	573,069
Cardinal Health, Inc.
4.368% 6/15/47	515,000	576,935
4.500% 11/15/44	100,000	112,914
4.900% 9/15/45	105,000	125,104
Cigna Corp.
2.375% 3/15/31	340,000	342,460
3.400% 3/01/27	385,000	420,445
CVS Health Corp.
1.300% 8/21/27	450,000	441,791
1.875% 2/28/31	405,000	390,798
2.700% 8/21/40	425,000	405,929
3.625% 4/01/27	2,095,000	2,306,122
4.250% 4/01/50	570,000	672,561
5.050% 3/25/48	1,075,000	1,384,885
GlaxoSmithKline Capital PLC
0.125% 5/12/23 EUR (c) (d)	100,000	116,699
Gruenenthal GmbH
4.125% 5/15/28 EUR (c) (d)	100,000	121,363
Merck Financial Services GmbH
1.375% 9/01/22 EUR (c) (d)	48,000	56,270
Organon & Co. / Organon Foreign Debt Co-Issuer BV
2.875% 4/30/28 EUR (c) (d)	100,000	118,199
4.125% 4/30/28 (c)	290,000	295,800
Perrigo Finance Unlimited Co.
3.150% STEP 6/15/30	510,000	527,476
4.375% 3/15/26	200,000	215,440
Roche Finance Europe BV
0.500% 2/27/23 EUR (c) (d)	92,000	107,789
Sanofi
0.500% 3/21/23 EUR (c) (d)	100,000	117,158
2.500% 11/14/23 EUR (c) (d)	100,000	122,116

	Principal Amount	Value
Takeda Pharmaceutical Co. Ltd.
2.250% 11/21/26 EUR (c) (d)	$270,000	$344,547
Teva Pharmaceutical Finance Netherlands II BV
6.000% 1/31/25 EUR (d)	100,000	125,113
		18,652,818
Pipelines — 2.1%
Boardwalk Pipelines LP
3.400% 2/15/31	1,040,000	1,091,694
4.950% 12/15/24	1,415,000	1,565,505
Cameron LNG LLC
2.902% 7/15/31 (c)	180,000	190,627
3.302% 1/15/35 (c)	200,000	213,307
3.701% 1/15/39 (c)	150,000	165,660
Cheniere Corpus Christi Holdings LLC
3.700% 11/15/29	465,000	504,287
5.125% 6/30/27	140,000	161,781
5.875% 3/31/25	760,000	858,284
7.000% 6/30/24	290,000	327,959
Cheniere Energy Partners LP
3.250% 1/31/32 (c)	95,000	95,313
Cheniere Energy, Inc.
4.625% 10/15/28	535,000	563,408
DCP Midstream Operating LP
6.750% 9/15/37 (c)	160,000	206,400
Energy Transfer LP
2.900% 5/15/25	185,000	193,851
3.750% 5/15/30	390,000	420,997
4.500% 4/15/24	105,000	113,536
4.950% 6/15/28	160,000	183,435
5.000% 5/15/50	90,000	103,724
5.250% 4/15/29	685,000	802,250
5.500% 6/01/27	355,000	416,280
5.875% 1/15/24	600,000	659,359
6.000% 6/15/48	780,000	987,810
6.250% 4/15/49	105,000	137,694
Gray Oak Pipeline LLC
2.000% 9/15/23 (c)	55,000	56,046
2.600% 10/15/25 (c)	170,000	174,209
3.450% 10/15/27 (c)	70,000	73,760
NuStar Logistics LP
5.750% 10/01/25	255,000	275,469
Sabine Pass Liquefaction LLC
4.500% 5/15/30	95,000	109,393
5.000% 3/15/27	290,000	333,241
5.875% 6/30/26	1,715,000	2,017,618
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
7.500% 10/01/25 (c)	305,000	330,162

The accompanying notes are an integral part of the financial statements.

46

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
4.875% 2/01/31	$25,000	$26,969
4.000% 1/15/32 (c)	125,000	129,181
6.875% 1/15/29	240,000	268,200
Transcanada Trust 3 mo. CDOR + 3.080%
4.650% VRN 5/18/77 CAD (d)	650,000	531,723
Transcontinental Gas Pipe Line Co. LLC
4.000% 3/15/28	125,000	139,643
4.600% 3/15/48	575,000	695,902
Venture Global Calcasieu Pass LLC
3.875% 8/15/29 (c)	55,000	56,653
4.125% 8/15/31 (c)	65,000	67,762
The Williams Cos., Inc.
3.750% 6/15/27	1,170,000	1,287,723
5.100% 9/15/45	660,000	815,682
		17,352,497
Private Equity — 0.1%
Blackstone Property Partners Europe Holdings SARL
0.500% 9/12/23 EUR (c) (d)	100,000	116,852
1.750% 3/12/29 EUR (c) (d)	280,000	336,472
		453,324
Real Estate — 0.4%
ADLER Group SA
1.500% 7/26/24 EUR (c) (d)	100,000	101,645
Akelius Residential Property AB
1.750% 2/07/25 EUR (c) (d)	370,000	451,095
CIFI Holdings Group Co. Ltd.
6.550% 3/28/24 (c)	200,000	201,279
Country Garden Holdings Co. Ltd.
5.125% 1/17/25 (c)	250,000	249,652
Dar Al-Arkan Sukuk Co. Ltd.
6.750% 2/15/25 (c)	300,000	315,798
Howard Hughes Corp.
4.125% 2/01/29 (c)	250,000	250,625
5.375% 8/01/28 (c)	45,000	47,419
Logicor Financing Sarl
1.500% 11/14/22 EUR (c) (d)	110,000	129,286
Shimao Group Holdings Ltd.
5.600% 7/15/26 (c)	400,000	395,053
Sun Hung Kai Properties Capital Market Ltd.
2.875% 1/21/30 (c)	1,150,000	1,193,170

	Principal Amount	Value
Vonovia Finance BV
2.250% 12/15/23 EUR (c) (d)	$100,000	$122,075
		3,457,097
Real Estate Investment Trusts (REITS) — 2.7%
American Campus Communities Operating Partnership LP
2.850% 2/01/30	810,000	831,276
3.300% 7/15/26	405,000	433,387
3.625% 11/15/27	1,045,000	1,140,285
American Tower Corp.
2.300% 9/15/31	315,000	310,694
Boston Properties LP
2.900% 3/15/30	785,000	813,190
3.250% 1/30/31	765,000	811,842
Brixmor Operating Partnership LP
4.050% 7/01/30	485,000	541,028
4.125% 6/15/26	2,000,000	2,214,152
4.125% 5/15/29	160,000	180,149
Crown Castle International Corp.
2.250% 1/15/31	1,830,000	1,786,618
3.800% 2/15/28	665,000	730,729
Digital Dutch Finco BV
0.125% 10/15/22 EUR (c) (d)	108,000	125,512
Essex Portfolio LP
1.650% 1/15/31	380,000	354,740
4.000% 3/01/29	760,000	851,559
Extra Space Storage LP
2.350% 3/15/32	700,000	682,959
GLP Capital LP/GLP Financing II, Inc.
3.350% 9/01/24	125,000	131,809
Healthcare Realty Trust, Inc.
2.050% 3/15/31 (e)	230,000	223,265
3.625% 1/15/28 (e)	850,000	929,327
Healthpeak Properties, Inc.
2.875% 1/15/31	1,445,000	1,505,259
3.500% 7/15/29	70,000	76,527
Highwoods Realty LP
3.050% 2/15/30	675,000	704,221
4.125% 3/15/28	405,000	450,778
Inmobiliaria Colonial Socimi SA
1.625% 11/28/25 EUR (c) (d)	300,000	367,799
2.500% 11/28/29 EUR (c) (d)	100,000	130,620
Klepierre SA
1.000% 4/17/23 EUR (c) (d)	100,000	117,736

The accompanying notes are an integral part of the financial statements.

47

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.
5.750% 2/01/27	$55,000	$63,250
Prologis LP
1.250% 10/15/30	210,000	196,444
2.250% 6/30/29 GBP (d)	150,000	211,918
Regency Centers LP
3.600% 2/01/27	305,000	335,821
3.700% 6/15/30	205,000	226,043
4.125% 3/15/28	815,000	912,155
Scentre Group Trust 1 / Scentre Group Trust 2
1.375% 3/22/23 EUR (c) (d)	111,000	131,196
Simon Property Group LP
2.650% 7/15/30	435,000	447,936
VEREIT Operating Partnership LP
2.200% 6/15/28	120,000	121,371
2.850% 12/15/32	580,000	601,753
3.400% 1/15/28	400,000	432,230
3.950% 8/15/27	1,850,000	2,072,689
		22,198,267
Retail — 0.5%
Bath & Body Works, Inc.
6.625% 10/01/30 (c)	415,000	471,025
eG Global Finance PLC
4.375% 2/07/25 EUR (c) (d)	100,000	115,093
Jmh Co. Ltd. Co.
2.500% 4/09/31 (c)	599,000	595,215
Next Group PLC
3.625% 5/18/28 GBP (c) (d)	250,000	367,608
PetSmart, Inc. / PetSmart Finance Corp.
4.750% 2/15/28 (c)	255,000	262,809
QVC, Inc.
4.375% 3/15/23	1,750,000	1,825,250
Ross Stores, Inc.
1.875% 4/15/31	495,000	477,079
		4,114,079
Savings & Loans — 0.0%
Nationwide Building Society
3 mo. EURIBOR + .930% 1.500% VRN 3/08/26 EUR (c) (d)	140,000	169,983
5 year EUR Swap + 1.500% 2.000% VRN 7/25/29 EUR (c) (d)	150,000	182,101
		352,084
Semiconductors — 0.5%
Asml Holding NV
0.625% 7/07/22 EUR (c) (d)	100,000	116,448

	Principal Amount	Value
1.625% 5/28/27 EUR (c) (d)	$100,000	$125,877
Infineon Technologies AG
1.125% 6/24/26 EUR (c) (d)	400,000	483,996
Micron Technology, Inc.
4.185% 2/15/27	887,000	997,338
4.975% 2/06/26	435,000	497,918
NXP BV / NXP Funding LLC
5.350% 3/01/26 (c)	1,115,000	1,288,908
NXP BV / NXP Funding LLC / NXP USA, Inc.
2.700% 5/01/25 (c)	45,000	46,987
3.150% 5/01/27 (c)	95,000	101,247
TSMC Global Ltd.
1.000% 9/28/27 (c)	620,000	593,879
		4,252,598
Software — 0.1%
Clarivate Science Holdings Corp.
3.875% 7/01/28 (c)	105,000	105,000
Fidelity National Information Services, Inc.
0.125% 12/03/22 EUR (d)	109,000	126,803
0.750% 5/21/23 EUR (d)	110,000	129,272
Fiserv, Inc.
3.000% 7/01/31 GBP (d)	250,000	363,486
Oracle Corp.
2.300% 3/25/28	355,000	362,749
SAP SE
1.125% 2/20/23 EUR (c) (d)	106,000	124,962
		1,212,272
Telecommunications — 2.7%
Altice France SA
3.375% 1/15/28 EUR (c) (d)	135,000	150,408
5.500% 1/15/28 (c)	290,000	292,727
America Movil SAB de CV
5.750% 6/28/30 GBP (d)	140,000	243,768
AT&T, Inc.
1.600% 5/19/28 EUR (d)	200,000	247,847
1.650% 2/01/28	415,000	411,324
2.050% 5/19/32 EUR (d)	100,000	128,050
2.250% 2/01/32	1,250,000	1,215,538
2.300% 6/01/27 (e)	450,000	465,503
2.500% 3/15/23 EUR (d)	113,000	135,264
2.550% 12/01/33	480,000	471,554
2.750% 6/01/31	825,000	845,199
4.300% 2/15/30	275,000	315,280
British Telecommunications PLC
1.125% 3/10/23 EUR (c) (d)	111,000	131,108

The accompanying notes are an integral part of the financial statements.

48

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
C&W Senior Financing DAC
7.500% 10/15/26 (c)	$200,000	$207,422
Chorus Ltd.
1.125% 10/18/23 EUR (c) (d)	100,000	118,600
CK Hutchison Group Telecom Finance SA
0.375% 10/17/23 EUR (c) (d)	109,000	127,310
Deutsche Telekom International Finance BV
0.625% 4/03/23 EUR (c) (d)	112,000	131,540
4.250% 7/13/22 EUR (c) (d)	80,000	96,015
HKT Capital No 4 Ltd.
3.000% 7/14/26 (c)	800,000	838,894
NBN Co., Ltd.
2.625% 5/05/31 (c)	480,000	486,420
NTT Finance Corp.
1.591% 4/03/28 (c)	765,000	756,688
2.065% 4/03/31 (c)	200,000	200,974
Ooredoo International Finance Co.
2.625% 4/08/31 (c)	225,000	229,104
Orange SA
0.750% 9/11/23 EUR (c) (d)	100,000	117,986
0.875% 2/03/27 EUR (c) (d)	200,000	241,238
PLT VII Finance Sarl
4.625% 1/05/26 EUR (c) (d)	100,000	119,134
Sprint Capital Corp.
6.875% 11/15/28	250,000	320,000
T-Mobile USA, Inc.
3.750% 4/15/27	2,560,000	2,818,969
Tele2 AB
0.750% 3/23/31 EUR (c) (d)	130,000	149,204
1.125% 5/15/24 EUR (c) (d)	140,000	166,703
Telefonica Emisiones SA
2.242% 5/27/22 EUR (c) (d)	200,000	235,612
3.987% 1/23/23 EUR (c) (d)	100,000	122,405
Telstra Corp. Ltd.
3.500% 9/21/22 EUR (c) (d)	114,000	137,005
Verizon Communications, Inc.
1.300% 5/18/33 EUR (d)	390,000	467,469
2.100% 3/22/28	365,000	370,196
2.355% 3/15/32 (c)	590,000	583,029
2.550% 3/21/31	565,000	571,859
2.650% 11/20/40	530,000	496,889
2.987% 10/30/56	2,595,000	2,409,530
4.329% 9/21/28	520,000	597,249
4.522% 9/15/48	325,000	397,902
4.750% 11/01/41	165,000	200,413
Vmed O2 UK Financing I PLC
4.500% 7/15/31 GBP (c) (d)	150,000	206,152

	Principal Amount	Value
4.500% 7/15/31 GBP (c) (d)	$155,000	$213,024
4.750% 7/15/31 (c)	305,000	311,612
Vodafone Group PLC
1.750% 8/25/23 EUR (c) (d)	113,000	136,149
4.875% 6/19/49	700,000	872,037
5.250% 5/30/48	848,000	1,098,015
		21,606,318
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.
3.550% 11/19/26	250,000	272,024
Transportation — 0.2%
Deutsche Post AG
2.750% 10/09/23 EUR (c) (d)	62,000	76,316
Guangzhou Metro Investment Finance BVI Ltd.
2.310% 9/17/30 (c)	600,000	568,950
InPost SA
2.250% 7/15/27 EUR (c) (d)	100,000	116,841
SF Holding Investment Ltd.
2.875% 2/20/30 (c)	570,000	572,628
		1,334,735
Water — 0.0%
Veolia Environnement SA
0.314% 10/04/23 EUR (c) (d)	100,000	116,948

TOTAL CORPORATE DEBT (Cost $242,756,114)		248,721,063

MUNICIPAL OBLIGATIONS — 0.1%
Commonwealth of Puerto Rico, General Obligation
8.000% 7/01/35	600,000	517,500

TOTAL MUNICIPAL OBLIGATIONS (Cost $483,000)		517,500

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.5%
Auto Floor Plan Asset-Backed Securities — 0.3%
Ford Credit Floorplan Master Owner Trust A
Series 2020-2, Class B, 1.320% 9/15/27	410,000	413,138
Series 2018-2, Class B, 3.320% 3/15/25	1,200,000	1,247,904
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class C
1.310% 10/15/25 (c)	290,000	292,261

The accompanying notes are an integral part of the financial statements.

49

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Navistar Financial Dealer Note Master Trust, Series 2020-1, Class C, 1 mo. USD LIBOR + 2.150%
2.236% FRN 7/25/25 (c)	$270,000	$272,714
		2,226,017
Automobile Asset-Backed Securities — 0.5%
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class D
1.490% 9/18/26	275,000	276,645
Capital Auto Receivables Asset Trust, Series 2018-1, Class D
3.700% 6/20/25 (c)	800,000	802,535
GM Financial Automobile Leasing Trust
Series 2020-3, Class C, 1.110% 10/21/24	305,000	306,636
Series 2020-2, Class C, 2.560% 7/22/24	270,000	276,481
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class D
1.570% 1/15/27 (c)	735,000	740,601
Santander Retail Auto Lease Trust
Series 2021-A, Class D, 1.380% 3/22/27 (c)	715,000	713,997
Series 2019-B, Class D, 3.310% 6/20/24 (c)	715,000	729,793
World Omni Auto Receivables Trust, Series 2018-B, Class B
3.170% 1/15/25	200,000	202,888
		4,049,576
Commercial Mortgage-Backed Securities — 2.8%
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class B, 1 mo. USD LIBOR + 1.250%
1.334% FRN 9/15/32 (c)	235,000	234,266
Aventura Mall Trust, Series 2018-AVM, Class A,
4.249% VRN 7/05/40 (c) (f)	380,000	431,851
BANK, Series 2018-BNK13, Class A5,
4.217% VRN 8/15/61 (f)	415,000	474,416
Barclays Commercial Mortgage Trust, Series 2019-BWAY, Class D, 1 mo. USD LIBOR + 2.160%
2.244% FRN 11/15/34 (c)	245,000	239,852
Benchmark Mortgage Trust
Series 2018-B1, Class AM, 3.878% VRN 1/15/51 (f)	290,000	319,957
Series 2018-B3, Class AS, 4.195% VRN 4/10/51 (f)	375,000	421,102

	Principal Amount	Value
Series 2018-B8, Class A5, 4.232% 1/15/52	$620,000	$713,890
Cantor Commercial Real Estate Lending, Series 2019-CF2, Class B
3.267% 11/15/52	295,000	313,084
Citigroup Commercial Mortgage Trust
Series 2013-375P, Class D, 3.635% VRN 5/10/35 (c) (f)	315,000	319,739
Series 2013-375P, Class C, 3.635% VRN 5/10/35 (c) (f)	390,000	397,958
Series 2017-C4, Class AS, 3.764% 10/12/50	520,000	561,819
Series 2018-B2, Class C, 4.827% VRN 3/10/51 (f)	205,000	221,295
Cold Storage Trust, Series 2020-ICE5, Class C, 1 mo. USD LIBOR + 1.650%
1.734% FRN 11/15/37 (c)	285,067	285,334
Commercial Mortgage Pass-Through Certificates, Series 2015-CR26, Class B,
4.630% VRN 10/10/48 (f)	627,000	685,210
Commercial Mortgage Trust, Series 2015-LC23, Class AM,
4.158% VRN 10/10/48 (f)	1,650,000	1,787,437
Credit Suisse Mortgage Trust
Series 2020-NET, Class A, 2.257% 8/15/37 (c)	305,000	312,193
Series 2020-NET, Class C, 3.526% 8/15/37 (c)	480,000	502,104
CSAIL Commercial Mortgage Trust
Series 2019-C17, Class A4, 2.763% 9/15/52	655,000	685,038
Series 2019-C17, Class AS, 3.278% 9/15/52	285,000	304,776
Series 2019-C17, Class B, 3.480% 9/15/52	330,000	356,530
DC Office Trust, Series 2019-MTC, Class D,
3.174% VRN 9/15/45 (c) (f)	520,000	517,308
Great Wolf Trust
Series 2019-WOLF, Class A, 1 mo. USD LIBOR + 1.034% 1.118% FRN 12/15/36 (c)	710,000	709,778
Series 2019-WOLF, Class C, 1 mo. USD LIBOR + 1.633% 1.717% FRN 12/15/36 (c)	435,000	433,370
Series 2019-WOLF, Class D, 1 mo. USD LIBOR + 1.933% 2.017% FRN 12/15/36 (c)	820,000	814,878
GS Mortgage Securities Trust
Series 2019-GSA1, Class B, 3.511% 11/10/52	870,000	919,257

The accompanying notes are an integral part of the financial statements.

50

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2015-GC28, Class AS, 3.759% 2/10/48	$400,000	$428,745
Series 2017-GS8, Class C, 4.480% VRN 11/10/50 (f)	540,000	580,958
Hilton Orlando Trust, Series 2018-ORL, Class B, 1 mo. USD LIBOR + 1.200%
1.284% FRN 12/15/34 (c)	715,000	714,553
Independence Plaza Trust, Series 2018-INDP, Class A
3.763% 7/10/35 (c)	845,000	887,502
InTown Hotel Portfolio Trust, Series 2018-STAY, Class C, 1 mo. USD LIBOR + 1.500%
1.584% FRN 1/15/33 (c)	500,000	500,625
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.248% 7/05/33 (c)	115,000	121,214
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class AS,
3.858% VRN 3/15/50 (f)	160,000	172,754
Manhattan West, Series 2020-1MW, Class D,
2.413% VRN 9/10/39 (c) (f)	290,000	285,148
Morgan Stanley Capital I Trust, Series 2018-H4, Class A4
4.310% 12/15/51	1,015,000	1,163,949
VNO Mortgage Trust,
4.033% VRN 1/10/35 (c) (f)	750,000	763,151
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class C, 1 mo. USD LIBOR + 1.800% 1.884% FRN 2/15/40 (c)	368,154	369,983
Series 2019-JWDR, Class A, 2.584% VRN 9/15/31 (c) (f)	710,000	717,523
Series 2014-LC18, Class AS, 3.808% 12/15/47	1,695,000	1,783,939
Series 2017-C39, Class B, 4.025% 9/15/50	1,010,000	1,093,208
		22,545,694
Other Asset-Backed Securities — 3.6%
Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I
4.194% 6/05/49 (c)	678,150	689,649
Ares LVII CLO Ltd., Series 2020-57A, Class A, 3 mo. USD LIBOR + 1.320%
1.445% FRN 10/25/31 (c)	745,000	745,107

	Principal Amount	Value
Ballyrock CLO 15 Ltd., Series 2021-1A, Class A1, 3 mo. USD LIBOR + 1.060%
1.226% FRN 4/15/34 (c)	$495,000	$495,265
Barings CLO Ltd., Series 2016-2A, Class AR, 3 mo. USD LIBOR + 1.080%
1.214% FRN 7/20/28 (c)	338,637	338,907
Bayview Mortgage Fund IV Trust, Series 2017-RT3, Class A,
3.500% VRN 1/28/58 (c) (f)	402,653	401,230
Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class AR, 3 mo. USD LIBOR + 1.170%
1.313% FRN 7/15/34 (c)	470,000	470,082
Bluemountain CLO Ltd., Series 2015-2A, Class A1R, 3 mo. USD LIBOR + .930%
1.064% FRN 7/18/27 (c)	165,086	165,105
CBAM Ltd., Series 2019-9A, Class A, 3 mo. USD LIBOR + 1.280%
1.406% FRN 2/12/30 (c)	1,230,000	1,230,049
CIFC Funding Ltd.
Series 2020-1A, Class A1R, 3 mo. USD LIBOR + 1.150% 1.261% FRN 7/15/36 (c)	925,000	925,330
Series 2021-3A, Class A, 3 mo. USD LIBOR + 1.140% 1.288% FRN 7/15/36 (c)	585,000	585,628
Series 2020-3A, Class A1, 3 mo. USD LIBOR + 1.350% 1.484% FRN 10/20/31 (c)	1,405,000	1,405,207
Driven Brands Funding LLC
Series 2020-2A, Class A2, 3.237% 1/20/51 (c)	562,175	581,880
Series 2020-1A, Class A2, 3.786% 7/20/50 (c)	272,250	284,116
Dryden 86 CLO Ltd., Series 2020-86A, Class A1R, 3 mo. USD LIBOR + 1.100%
1.234% FRN 7/17/34 (c)	600,000	600,322
Golub Capital Partners CLO, Series 2018-39A, Class A1, 3 mo. USD LIBOR + 1.150%
1.284% FRN 10/20/28 (c)	477,748	477,760
Hardee’s Funding LLC
Series 2021-1A, Class A2, 2.865% 6/20/51 (c)	299,250	299,837
Series 2018-1A, Class AII, 4.959% 6/20/48 (c)	315,250	334,754
Hilton Grand Vacations Trust, Series 2020-AA, Class A
2.740% 2/25/39 (c)	261,706	272,249

The accompanying notes are an integral part of the financial statements.

51

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HPS Loan Management, Series 11A-17, Class BR, 3 mo. USD LIBOR + 1.550%
1.672% FRN 5/06/30 (c)	$265,000	$264,427
Jack In The Box Funding LLC, Series 2019-1A, Class A2I
3.982% 8/25/49 (c)	535,950	543,736
KKR CLO Ltd., Series 36A, Class B, 3 mo. USD LIBOR + 1.700%
1.831% FRN 10/15/34 (c) (h)	1,205,000	1,205,000
Madison Park Funding Ltd., Series 2019-33A, Class A, 3 mo. USD LIBOR + 1.330%
1.456% FRN 10/15/32 (c)	1,020,000	1,021,615
Magnetite XVIII Ltd., Series 2016-18A, Class AR, 3 mo. USD LIBOR + 1.080%
1.205% FRN 11/15/28 (c)	1,055,000	1,055,064
Mill City Mortgage Loan Trust, Series 2018-1, Class A1,
3.250% VRN 5/25/62 (c) (f)	268,841	273,413
Morgan Stanley Eaton Vance CLO, Series 2021-1A, Class B, 3 mo. USD LIBOR + 1.650%
1.779% FRN 10/20/34 (c) (h)	440,000	440,000
MVW LLC, Series 2020-1A, Class C
4.210% 10/20/37 (c)	212,923	223,067
Neuberger Berman Loan Advisers CLO Ltd.
Series 2019-32A, Class AR, 3 mo. USD LIBOR + .990% 1.124% FRN 1/20/32 (c)	1,445,000	1,445,273
Series 2017-16SA, Class AR, 3 mo. USD LIBOR + 1.040% 1.166% FRN 4/15/34 (c)	765,000	765,591
Series 2021-43A, Class A, 3 mo. USD LIBOR + 1.130% 1.242% FRN 7/17/35 (c)	435,000	435,231
Series 2020-38A, Class A, 3 mo. USD LIBOR + 1.300% 1.434% FRN 10/20/32 (c)	695,000	695,000
Oak Hill Credit Partners Ltd., Series 2019-3A, Class AR, 3 mo. USD LIBOR + 1.140%
1.288% FRN 7/02/35 (c)	600,000	600,431
OCP CLO Ltd.
Series 2014-7A, Class A1RR, 3 mo. USD LIBOR + 1.120% 1.254% FRN 7/20/29 (c)	725,000	725,140
Series 2020-19A, Class AR, 3 mo. USD LIBOR + 1.150% 1.284% FRN 10/20/34 (c)	935,000	937,730

	Principal Amount	Value
Octagon Investment Partners Ltd., Series 2016-1A, Class AR, 3 mo. USD LIBOR + 1.180%
1.305% FRN 1/24/33 (c)	$885,000	$884,196
OZLM Ltd.
Series 2014-7RA, Class A1R, 3 mo. USD LIBOR + 1.010% 1.144% FRN 7/17/29 (c)	348,406	348,454
Series 2014-8A, Class A1RR, 3 mo. USD LIBOR + 1.170% 1.304% FRN 10/17/29 (c)	639,963	640,010
Palmer Square CLO Ltd., Series 2021-2A, Class A, 3 mo. USD LIBOR + 1.150%
1.256% FRN 7/15/34 (c)	695,000	695,872
Peace Park CLO Ltd., Series 2021-1A, Class A, 3 mo. USD LIBOR + 1.130%
1.268% FRN 10/20/34 (c)	620,000	620,030
Reese Park CLO Ltd., Series 2020-1A, Class A1, 3 mo. USD LIBOR + 1.320%
1.446% FRN 10/15/32 (c)	690,000	690,068
Sierra Receivables Funding LLC, Series 2020-2A, Class C
3.510% 7/20/37 (c)	236,964	243,355
Southwick Park CLO LLC, Series 2019-4A, Class A1, 3 mo. USD LIBOR + 1.300%
1.434% FRN 7/20/32 (c)	1,215,000	1,215,132
Symphony CLO Ltd.
Series 2016-17A, Class AR, 3 mo. USD LIBOR + .880% 1.006% FRN 4/15/28 (c)	485,265	485,286
Series 2021-26A, Class AR, 3 mo. USD LIBOR + 1.080% 1.214% FRN 4/20/33 (c)	425,000	424,668
Series 2020-23A, Class A, 3 mo. USD LIBOR + 1.320% 1.446% FRN 1/15/34 (c)	1,445,000	1,446,009
Towd Point Mortgage Trust
Series 2015-6, Class A1, 3.500% VRN 4/25/55 (c) (f)	66,876	67,087
Series 2018-3, Class A1, 3.750% VRN 5/25/58 (c) (f)	420,022	436,462
Wellfleet CLO Ltd., Series 2017-2A, Class A1R, 3 mo. USD LIBOR + 1.060%
1.194% FRN 10/20/29 (c)	650,000	650,289
		29,780,113

The accompanying notes are an integral part of the financial statements.

52

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Student Loans Asset-Backed Securities — 0.7%
Navient Private Education Refi Loan Trust
Series 2020-HA, Class A, 1.310% 1/15/69 (c)	$271,431	$272,809
Series 2020-DA, Class A, 1.690% 5/15/69 (c)	242,451	244,819
Series 2019-FA, Class A2, 2.600% 8/15/68 (c)	510,146	520,372
Series 2020-CA, Class B, 2.830% 11/15/68 (c)	470,000	478,009
Nelnet Student Loan Trust, Series 2020-1A, Class A, 1 mo. USD LIBOR + .740%
0.826% FRN 3/26/68 (c)	257,594	256,509
SMB Private Education Loan Trust
Series 2021-A, Class APT1, 1.070% 1/15/53 (c)	626,880	628,968
Series 2020-BA, Class A1A, 1.290% 7/15/53 (c)	281,535	285,106
Series 2020-PTB, Class A2A, 1.600% 9/15/54 (c)	555,553	561,150
Series 2021-A, Class B, 2.310% 1/15/53 (c)	570,000	578,884
Series 2016-B, Class A2A, 2.430% 2/17/32 (c)	543,482	553,760
Series 2018-A, Class A2A, 3.500% 2/15/36 (c)	972,275	1,015,313
Series 2018-C, Class A2A, 3.630% 11/15/35 (c)	707,173	738,760
		6,134,459
Whole Loan Collateral Collateralized Mortgage Obligations — 2.0%
Angel Oak Mortgage Trust
Series 2021-4, Class A3, 1.446% VRN 1/20/65 (c) (f)	484,526	485,126
Series 2020-6, Class A3, 1.775% VRN 5/25/65 (c) (f)	439,662	441,745
Series 2020-5, Class A3, 2.041% VRN 5/25/65 (c) (f)	159,704	160,305
Series 2020-5, Class M1, 2.970% VRN 5/25/65 (c) (f)	275,000	280,242
Series 2019-1, Class A2, 4.022% VRN 11/25/48 (c) (f)	55,556	55,913
CIM Trust
Series 2020-INV1, Class A2, 2.500% VRN 4/25/50 (c) (f)	638,180	645,314
Series 2021-INV1, Class A29, 2.500% VRN 7/01/51 (c) (f)	685,371	691,314
COLT Mortgage Loan Trust, Series 2020-3, Class A1,
1.506% VRN 4/27/65 (c) (f)	127,115	127,520

	Principal Amount	Value
Ellington Financial Mortgage Trust
Series 2021-2, Class A2, 1.085% VRN 6/25/66 (c) (f)	$473,973	$473,156
Series 2019-2, Class A1, 2.739% VRN 11/25/59 (c) (f)	298,593	302,131
Series 2020-1, Class A3, 3.999% VRN 5/25/65 (c) (f)	430,000	440,106
Flagstar Mortgage Trust
Series 2020-1INV, Class A11, 1 mo. USD LIBOR + .850% 0.936% FRN 3/25/50 (c)	138,639	138,737
Series 2018-6RR, Class 2A4, 4.000% VRN 9/25/48 (c) (f)	58,867	60,187
Galton Funding Mortgage Trust
Series 2020-H1, Class A1, 2.310% VRN 1/25/60 (c) (f)	250,055	253,721
Series 2019-H1, Class A1, 2.657% VRN 10/25/59 (c) (f)	77,521	79,149
Series 2019-H1, Class A3, 2.964% VRN 10/25/59 (c) (f)	484,990	493,637
Series 2018-1, Class A23, 3.500% VRN 11/25/57 (c) (f)	52,185	52,905
Series 2019-2, Class A42, 3.500% VRN 6/25/59 (c) (f)	4,386	4,377
GCAT Trust, Series 2021-NQM4, Class A3,
1.556% VRN 8/25/66 (c) (f)	268,100	268,435
GMRF Mortgage Acquisition Co., Series 2019-1, Class A22,
4.000% VRN 2/25/59 (c) (f)	31,877	32,380
GS Mortgage Backed Securities, Series 2020-INV1, Class A14,
2.976% VRN 10/25/50 (c) (f)	360,682	366,151
GS Mortgage-Backed Securities Trust, Series 2021-GR2, Class A4,
2.500% VRN 2/25/52 (c) (f)	531,168	534,858
Homeward Opportunities Fund I Trust
Series 2020-2, Class A1, 1.657% VRN 5/25/65 (c) (f)	239,560	240,664
Series 2019-3, Class A3, 3.031% VRN 11/25/59 (c) (f)	218,091	218,925
Imperial Fund Mortgage Trust, Series 2021-NQM2, Class A1,
1.073% VRN 9/25/56 (c) (f)	281,974	282,078
JP Morgan Mortgage Trust
Series 2020-INV1, Class A11, 1 mo. USD LIBOR + .830% 0.914% FRN 8/25/50 (c)	115,344	115,387
Series 2020-LTV1, Class B1, 3.353% 6/25/50	364,717	376,949
Series 2019-INV2, Class A3, 3.500% VRN 2/25/50 (c) (f)	105,138	106,905

The accompanying notes are an integral part of the financial statements.

53

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-INV3, Class A3, 3.500% VRN 5/25/50 (c) (f)	$218,286	$223,093
Series 2020-LTV1, Class A3, 3.500% VRN 6/25/50 (c) (f)	168,375	170,692
Series 2020-INV1, Class A3, 3.500% VRN 8/25/50 (c) (f)	182,122	186,083
Series 2020-5, Class B2, 3.642% 12/25/50	346,278	360,548
MFA Trust, Series 2021-NQM2, Class A1,
1.029% VRN 11/25/64 (c) (f)	360,340	360,271
New Residential Mortgage Loan Trust
Series 2020-NQM1, Class A1, 2.464% VRN 1/26/60 (c) (f)	242,295	244,429
Series 2019-NQM5, Class A1, 2.710% VRN 11/25/59 (c) (f)	438,064	444,159
OBX Trust, Series 2021-NQM3, Class A1,
1.054% VRN 7/25/61 (c) (f)	422,656	422,578
Onslow Bay Financial LLC
Series 2020-EXP1, Class 2A1, 1 mo. USD LIBOR + .750% 0.836% FRN 2/25/60 (c)	305,109	305,384
Series 2020-EXP2, Class A8, 3.000% VRN 5/25/60 (c) (f)	517,609	523,924
Series 2020-INV1, Class A5, 3.500% VRN 12/25/49 (c) (f)	243,292	248,581
Series 2019-EXP3, Class 1A8, 3.500% VRN 10/25/59 (c) (f)	126,892	128,812
Series 2020-EXP1, Class 1A8, 3.500% VRN 2/25/60 (c) (f)	419,831	428,250
Series 2019-INV2, Class A25, 4.000% VRN 5/27/49 (c) (f)	216,154	220,306
Series 2019-EXP2, Class 1A3, 4.000% VRN 6/25/59 (c) (f)	182,776	188,697
Sequoia Mortgage Trust
Series 2017-CH1, Class A2, 3.500% VRN 8/25/47 (c) (f)	203,208	205,509
Series 2017-CH1, Class A13, 4.000% VRN 8/25/47 (c) (f)	252,607	256,200
Series 2018-CH3, Class A2, 4.000% VRN 8/25/48 (c) (f)	65,309	66,234
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (c) (f)	78,238	79,157
SG Residential Mortgage Trust, Series 2019-3, Class A1,
2.703% VRN 9/25/59 (c) (f)	73,090	73,144
Starwood Mortgage Residential Trust, Series 2018-IMC2, Class A1,
4.121% VRN 10/25/48 (c) (f)	196,213	197,071

	Principal Amount	Value
Toorak Mortgage Corp. Ltd., Series 2021-INV1, Class A1,
1.153% VRN 7/25/56 (c) (f)	$429,157	$428,719
Verus Securitization Trust
Series 2021-5, Class A2, 1.218% VRN 9/25/66 (c) (f)	390,000	389,995
Series 2019-4, Class A1, 2.642% STEP 11/25/59 (c)	351,859	356,288
Series 2019-INV3, Class A1, 2.692% VRN 11/25/59 (c) (f)	567,397	575,303
Series 2019-3, Class A3, 3.040% STEP 7/25/59 (c)	250,899	252,838
Series 2019-INV2, Class A2, 3.117% VRN 7/25/59 (c) (f)	509,203	514,973
Series 2020-INV1, Class A3, 3.889% VRN 3/25/60 (c) (f)	100,000	103,479
Vista Point Securitization Trust
Series 2020-1, Class A1, 1.763% VRN 3/25/65 (c) (f)	298,015	299,363
Series 2020-2, Class M1, 3.401% VRN 4/25/65 (c) (f)	350,000	359,179
		16,341,576
Whole Loan Collateral Support Collateralized Mortgage Obligations — 0.6%
Bayview MSR Opportunity Master Fund Trust
Series 2021-2, Class A20, 2.500% VRN 6/25/51 (c) (f)	1,101,420	1,111,660
Series 2021-4, Class A20, 2.500% VRN 10/25/51 (c) (f)	495,215	498,746
CIM Trust, Series 2019-INV3, Class A15,
3.500% VRN 8/25/49 (c) (f)	108,447	110,444
GS Mortgage-Backed Securities Trust, Series 2021-GR1, Class A4,
2.500% VRN 11/25/51 (c) (f)	519,712	521,142
Hundred Acre Wood Trust
2.500% VRN 7/25/51 (c) (f)	987,250	993,961
Series 2021-INV2, Class A27, 2.500% VRN 10/25/51 (c) (f)	310,000	313,658
JP Morgan Mortgage Trust
Series 2019-INV3, Class A15, 3.500% VRN 5/25/50 (c) (f)	187,916	191,571
Series 2020-LTV1, Class A15, 3.500% VRN 6/25/50 (c) (f)	71,977	72,913
Onslow Bay Financial LLC, Series 2020-EXP3, Class 1A8,
3.000% VRN 1/25/60 (c) (f)	483,292	490,243
Sequoia Mortgage Trust
Series 2018-CH1, Class A19, 4.000% VRN 3/25/48 (c) (f)	185,802	188,866

The accompanying notes are an integral part of the financial statements.

54

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-CH2, Class A21, 4.000% VRN 6/25/48 (c) (f)	$52,580	$53,391
		4,546,595

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $84,434,462)		85,624,030

SOVEREIGN DEBT OBLIGATIONS — 15.3%
1Malaysia Development Berhad Global Investments Ltd.
4.400% 3/09/23 (c)	1,000,000	1,003,972
Albania Government International Bond
3.500% 10/09/25 EUR (c) (d)	160,000	197,802
3.500% 10/09/25 EUR (c) (d)	115,000	142,170
3.500% 6/16/27 EUR (c) (d)	105,000	130,771
Australia Government International Bond
3.000% 3/21/47 AUD (c) (d)	1,550,000	1,261,683
Bermuda Government International Bond
4.750% 2/15/29 (c)	650,000	753,870
Bonos de la Tesoreria de la Republica en pesos
5.000% 10/01/28 CLP (c) (d)	385,000,000	474,876
Bonos Tesoreria Pesos
4.500% 3/01/26 CLP (d)	445,000,000	535,737
4.700% 9/01/30 CLP (c) (d)	3,325,000,000	3,872,738
Brazil Notas do Tesouro Nacional Serie F
10.000% 1/01/25 BRL (d)	4,471,000	817,563
Canadian Government Real Return Bond
4.000% 12/01/31 CAD (d)	3,873,468	4,430,108
Croatia Government International Bond
1.125% 6/19/29 EUR (c) (d)	465,000	554,616
1.125% 3/04/33 EUR (c) (d)	184,000	211,985
3.875% 5/30/22 EUR (c) (d)	400,000	475,592
Cyprus Government International Bond
0.010% 2/09/26 EUR (c) (d)	245,000	285,043
1.250% 1/21/40 EUR (c) (d)	45,000	54,153
1.500% 4/16/27 EUR (c) (d)	70,000	87,847
2.375% 9/25/28 EUR (c) (d)	1,177,000	1,576,746
2.750% 2/26/34 EUR (c) (d)	93,000	133,850
2.750% 5/03/49 EUR (c) (d)	114,000	178,196
3.750% 7/26/23 EUR (c) (d)	100,000	124,768
3.750% 7/26/23 EUR (c) (d)	120,000	149,721
3.875% 5/06/22 EUR (c) (d)	220,000	261,144

	Principal Amount	Value
4.250% 11/04/25 EUR (c) (d)	$540,000	$740,033
4.250% 11/04/25 EUR (c) (d)	250,000	342,608
Czech Republic Government Bond
2.400% 9/17/25 CZK (c) (d)	21,100,000	976,134
Czech Republic International Bond
3.875% 5/24/22 EUR (c) (d)	460,000	547,572
Deutsche Bundesrepublik Inflation Linked Bond
0.100% 4/15/26 EUR (c) (d)	1,670,745	2,155,007
0.500% 4/15/30 EUR (c) (d)	4,059,335	5,805,673
Egypt Government International Bond
4.750% 4/11/25 EUR (c) (d)	290,000	341,800
Export Import Bank of Thailand
1.457% 10/15/25 (c)	200,000	199,455
France Government Bond OAT
0.010% 11/25/30 EUR (c) (d)	3,295,000	3,796,061
1.250% 5/25/36 EUR (c) (d)	1,872,000	2,418,291
Hellenic Republic Government Bond
0.750% 6/18/31 EUR (c) (d)	585,000	671,126
Hungary Government Bond
2.250% 4/20/33 HUF (d)	356,000,000	1,031,257
Iceland Government International Bond
0.010% 4/15/28 EUR (c) (d)	346,000	394,921
Indonesia Government International Bond
3.750% 6/14/28 EUR (c) (d)	1,280,000	1,749,038
6.125% 5/15/28 IDR (d)	14,144,000,000	1,007,992
6.500% 2/15/31 IDR (d)	7,622,000,000	538,133
8.750% 5/15/31 IDR (d)	4,710,000,000	385,027
Ireland Government International Bond
0.200% 10/18/30 EUR (c) (d)	1,582,000	1,851,967
1.350% 3/18/31 EUR (c) (d)	1,335,000	1,731,238
1.500% 5/15/50 EUR (c) (d)	73,000	97,200
2.000% 2/18/45 EUR (c) (d)	191,000	281,760
5.400% 3/13/25 EUR (d)	943,000	1,317,255
Israel Government International Bond
1.500% 1/18/27 EUR (c) (d)	530,000	659,509
1.750% 8/31/25 ILS (d)	4,274,000	1,395,111
5.500% 1/31/42 ILS (d)	3,981,000	1,975,408
Italy Buoni Poliennali Del Tesoro
0.650% 5/15/26 EUR (c) (d)	2,711,718	3,454,829
1.600% 6/01/26 EUR (c) (d)	3,023,000	3,748,141
2.800% 3/01/67 EUR (c) (d)	1,146,000	1,559,874
Ivory Coast Government International Bond
4.875% 1/30/32 EUR (c) (d)	105,000	118,307
Japan Government Thirty Year Bond
1.700% 9/20/44 JPY (d)	298,550,000	3,360,354

The accompanying notes are an integral part of the financial statements.

55

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
2.200% 9/20/39 JPY (d)	$275,600,000	$3,254,579
2.500% 9/20/37 JPY (d)	427,550,000	5,151,268
Japan Government Twenty Year Bond
0.600% 6/20/37 JPY (d)	337,100,000	3,170,155
0.700% 3/20/37 JPY (d)	149,900,000	1,430,134
1.200% 12/20/34 JPY (d)	161,650,000	1,640,959
Japanese Government CPI Linked Bond
0.005% 3/10/31 JPY (d)	346,745,120	3,181,911
0.100% 3/10/24 JPY (d)	165,946,000	1,516,096
0.100% 9/10/24 JPY (d)	169,025,400	1,550,304
0.100% 3/10/25 JPY (d)	186,375,100	1,703,575
0.200% 3/10/30 JPY (d)	83,158,974	784,330
Korea National Oil Corp.
1.625% 10/05/30 (c)	440,000	417,308
Korea South-East Power Co. Ltd.
1.000% 2/03/26 (c)	400,000	393,952
Latvia Government International Bond
0.375% 10/07/26 EUR (c) (d)	2,114,000	2,521,235
Malaysia Government Bond
3.844% 4/15/33 MYR (d)	590,000	141,371
4.065% 6/15/50 MYR (d)	3,336,000	767,372
4.642% 11/07/33 MYR (d)	3,255,000	835,359
4.736% 3/15/46 MYR (d)	5,640,000	1,438,797
4.921% 7/06/48 MYR (d)	6,645,000	1,745,299
4.935% 9/30/43 MYR (d)	155,000	40,609
Mexican Bonos
8.500% 5/31/29 MXN (d)	21,830,000	1,131,164
Morocco Government International Bond
1.375% 3/30/26 EUR (c) (d)	160,000	185,771
National Highways Authority of India
7.300% 5/18/22 INR (c) (d)	100,000,000	1,363,943
New South Wales Treasury Corp.
4.000% 5/20/26 AUD (c) (d)	680,000	560,803
4.000% 5/20/26 AUD (c) (d)	860,000	709,250
North Macedonia Government International Bond
1.625% 3/10/28 EUR (c) (d)	400,000	451,630
Norway Government Bond
3.000% 3/14/24 NOK (c) (d)	2,700,000	322,777
Philippine Government International Bond
0.250% 4/28/25 EUR (d)	125,000	144,678
Portugal Obrigacoes do Tesouro OT
4.100% 2/15/45 EUR (c) (d)	217,000	412,757
Province of Ontario Canada
3.500% 6/02/43 CAD (d)	140,000	124,878
3.500% 6/02/43 CAD (d)	62,000	55,303

	Principal Amount	Value
Republic of South Africa Government Bond
7.000% 2/28/31 ZAR (d)	$7,094,000	$396,374
8.000% 1/31/30 ZAR (d)	7,265,000	448,241
10.500% 12/21/26 ZAR (d)	12,155,000	906,212
Romanian Government International Bond
1.375% 12/02/29 EUR (c) (d)	110,000	125,057
2.000% 1/28/32 EUR (c) (d)	110,000	123,919
2.000% 1/28/32 EUR (c) (d)	380,000	428,084
2.124% 7/16/31 EUR (c) (d)	642,000	741,876
2.875% 10/28/24 EUR (c) (d)	100,000	124,993
2.875% 5/26/28 EUR (c) (d)	560,000	720,329
2.875% 3/11/29 EUR (c) (d)	96,000	121,908
3.624% 5/26/30 EUR (c) (d)	670,000	873,137
Russian Federal Bond - OFZ
8.150% 2/03/27 RUB (d)	29,733,000	426,476
Serbia Government International Bond
1.500% 6/26/29 EUR (c) (d)	450,000	514,119
Serbia International Bond
1.000% 9/23/28 EUR (c) (d)	850,000	952,385
2.050% 9/23/36 EUR (c) (d)	430,000	467,040
Serbia Treasury Bonds
4.500% 8/20/32 RSD (d)	81,410,000	857,632
Singapore Government International Bond
2.875% 7/01/29 SGD (d)	990,000	806,407
3.125% 9/01/22 SGD (d)	1,130,000	852,439
Slovenia Government International Bond
0.275% 1/14/30 EUR (c) (d)	639,000	750,715
1.500% 3/25/35 EUR (c) (d)	398,000	520,536
3.125% 8/07/45 EUR (c) (d)	237,000	411,859
5.250% 2/18/24 (c)	200,000	222,122
5.250% 2/18/24 (c)	200,000	222,122
Spain Government International Bond
0.010% 1/31/25 EUR (d)	1,106,000	1,299,793
Thailand Government Bond
1.600% 12/17/29 THB (d)	4,400,000	128,793
3.650% 6/20/31 THB (d)	22,344,000	764,316
United Kingdom Gilt
0.625% 6/07/25 GBP (c) (d)	2,408,000	3,260,866
0.625% 10/22/50 GBP (c) (d)	732,000	806,791
4.250% 12/07/46 GBP (c) (d)	1,119,000	2,418,320
4.750% 12/07/30 GBP (c) (d)	1,784,000	3,206,568

The accompanying notes are an integral part of the financial statements.

56

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
United Kingdom Inflation-Linked Gilt
0.750% 3/22/34 GBP (c) (d)	$394,590	$794,735
		124,207,763

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $126,864,306)		124,207,763

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (g) — 18.3%
Collateralized Mortgage Obligations — 0.4%
Federal Home Loan Mortgage Corp. REMICS Series 4977, Class IO 4.500% 5/25/50	341,512	54,793
Federal Home Loan Multifamily Structured Pass Through Certificates
Series 2019-K100, Class B, 3.610% VRN 11/25/52 (c) (f)	765,000	819,849
Series 2019-K98, Class B, 3.861% VRN 10/25/52 (c) (f)	335,000	365,128
Series 2019-K736, Class B, 3.884% VRN 7/25/26 (c) (f)	585,000	634,194
Series 2018-K73, Class B, 3.984% VRN 2/25/51 (c) (f)	665,000	725,652
Series 2018-K731, Class B, 4.064% VRN 2/25/25 (c) (f)	720,000	776,555
Federal National Mortgage Association REMICS Series 2018-44, Class PC 4.000% 6/25/44	15,103	15,131
		3,391,302
Pass-Through Securities — 16.8%
Federal Home Loan Mortgage Corp.
Pool #SB8509 2.000% 1/01/36	1,022,972	1,055,849
Pool #RC2163 2.000% 8/01/36	296,221	306,667
Pool #RC2083 2.000% 9/01/36	481,264	498,386
Pool #RC2220 2.000% 9/01/36	525,976	544,688
Pool #QC1292 2.500% 5/01/51	21,049	21,760
Pool #QC3425 2.500% 6/01/51	284,962	294,594
Pool #QC2902 2.500% 6/01/51	52,779	54,882
Pool #QC3551 2.500% 7/01/51	25,753	26,623
Pool #QC5137 2.500% 8/01/51	71,676	74,099
Pool #QC5575 2.500% 8/01/51	87,815	90,796
Pool #ZS7403 3.000% 5/01/31	159,972	169,514
Pool #SB0222 3.000% 11/01/34	218,237	233,095
Pool #ZS4693 3.000% 12/01/46	95,600	100,814
Pool #G08756 3.000% 4/01/47	39,883	42,072
Pool #SD0080 3.000% 9/01/49	171,868	184,477
Pool #SD7531 3.000% 12/01/50	206,709	220,017
Pool #SB0015 3.500% 6/01/33	219,919	235,328

	Principal Amount	Value
Pool #U90690 3.500% 6/01/42	$69,655	$75,503
Pool #U99051 3.500% 6/01/43	70,281	76,073
Pool #ZT0179 3.500% 11/01/47	998,181	1,076,118
Pool #RA1202 3.500% 8/01/49	166,215	178,255
Pool #SD0212 3.500% 12/01/49	213,104	228,407
Pool #SD0617 3.500% 11/01/50	155,058	166,350
Pool #RA1906 4.000% 12/01/49	559,043	606,817
Pool #SD8039 4.000% 1/01/50	418,933	448,188
Pool #SD0422 4.500% 7/01/45	162,138	179,512
Pool #RA2607 4.500% 5/01/50	84,064	91,676
Pool #ZS3941 5.000% 12/01/41	54,262	61,775
Federal National Mortgage Association
Pool #CB0570 2.000% 5/01/36	1,110,531	1,148,652
Pool #BM3859 2.500% 8/01/31	128,233	133,932
Pool #BC9043 2.500% 11/01/31	390,949	408,810
Pool #BM1890 2.500% 1/01/32	100,816	105,295
Pool #BT1265 2.500% 6/01/51	616,798	637,647
Pool #BT0163 2.500% 6/01/51	69,162	71,918
Pool #BT1288 2.500% 7/01/51	534,404	552,467
Pool #CB1331 2.500% 8/01/51	826,984	853,477
Pool #FM8320 2.500% 8/01/51	92,146	95,530
Pool #CB1783 2.500% 10/01/51 (h)	2,210,797	2,290,603
Pool #AS7056 3.000% 4/01/31	308,213	326,596
Pool #BM5109 3.000% 12/01/32	1,051,996	1,111,125
Pool #BM5111 3.000% 11/01/33	143,034	151,923
Pool #CA4885 3.000% 12/01/34	522,793	558,386
Pool #BO7256 3.000% 1/01/35	245,270	261,278
Pool #FM2547 3.000% 2/01/35	435,538	465,190
Pool #FM7550 3.000% 2/01/35	272,668	287,823
Pool #FM8540 3.000% 11/01/35	288,553	306,034
Pool #AL9412 3.000% 11/01/36	281,649	300,794
Pool #CA5597 3.000% 4/01/40	957,090	1,032,914
Pool #BM4221 3.000% 1/01/43	151,215	161,304
Pool #BM5468 3.000% 2/01/43	238,156	254,047
Pool #AB9248 3.000% 5/01/43	64,966	69,301
Pool #AU1629 3.000% 7/01/43	17,477	18,644
Pool #AS0406 3.000% 9/01/43	98,020	105,662
Pool #BM5469 3.000% 3/01/44	442,835	472,383
Pool #BM3380 3.000% 6/01/46	382,710	410,279
Pool #MA2670 3.000% 7/01/46	151,370	159,720
Pool #FM5500 3.000% 9/01/46	515,298	549,680
Pool #BD8462 3.000% 11/01/46	1,492,879	1,595,289
Pool #AS8295 3.000% 11/01/46	331,489	356,922
Pool #MA2806 3.000% 11/01/46	279,120	294,343
Pool #BM4896 3.000% 2/01/47	783,838	836,139
Pool #BM1418 3.000% 4/01/47	1,695,540	1,811,852
Pool #FM1000 3.000% 4/01/47	231,461	244,084
Pool #MA2956 3.000% 4/01/47	178,607	188,348
Pool #BM4744 3.000% 6/01/47	148,197	159,567

The accompanying notes are an integral part of the financial statements.

57

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #FM1572 3.000% 9/01/48	$316,526	$333,788
Pool #FM5499 3.000% 2/01/49	219,419	231,385
Pool #FM1445 3.000% 8/01/49	148,799	159,634
Pool #CA4108 3.000% 9/01/49	967,320	1,030,148
Pool #CA4794 3.000% 12/01/49	440,280	463,500
Pool #CA5337 3.000% 3/01/50	848,624	893,977
Pool #CA5540 3.000% 4/01/50	18,719	19,796
Pool #CA6314 3.000% 7/01/50	251,794	266,510
Pool #BQ1348 3.000% 8/01/50	167,224	176,091
Pool #CA6738 3.000% 8/01/50	335,067	353,288
Pool #BQ5052 3.000% 9/01/50	34,925	36,884
Pool #CA7755 3.000% 10/01/50	616,215	650,591
Pool #FM7072 3.000% 4/01/51	844,947	894,592
Pool #FM3462 3.500% 12/01/33	486,556	521,606
Pool #AS4449 3.500% 2/01/35	141,223	151,575
Pool #FM3340 3.500% 5/01/35	16,276	17,354
Pool #FM8137 3.500% 9/01/35	168,578	180,881
Pool #MA1283 3.500% 12/01/42	55,193	59,721
Pool #MA1373 3.500% 3/01/43	84,865	91,828
Pool #MA1437 3.500% 5/01/43	82,651	89,432
Pool #MA1546 3.500% 8/01/43	193,777	209,494
Pool #AL6167 3.500% 1/01/44	762,579	825,146
Pool #AS5182 3.500% 6/01/45	459,510	494,339
Pool #BC1747 3.500% 1/01/46	1,260,850	1,351,296
Pool #BM5785 3.500% 9/01/46	130,047	139,905
Pool #BM4582 3.500% 8/01/47	141,905	153,414
Pool #BM3122 3.500% 10/01/47	1,970,092	2,136,350
Pool #CA0858 3.500% 12/01/47 (h)	76,976	81,668
Pool #MA3210 3.500% 12/01/47	49,162	52,174
Pool #MA3238 3.500% 1/01/48	954,106	1,011,889
Pool #BH9277 3.500% 2/01/48	523,027	554,703
Pool #CA1189 3.500% 2/01/48	217,127	230,277
Pool #FM1001 3.500% 11/01/48	63,692	67,654
Pool #FM8196 3.500% 12/01/48	1,065,279	1,139,033
Pool #FM3972 3.500% 7/01/50	365,022	389,182
Pool #FM8086 3.500% 7/01/51 (h)	303,719	326,527
Pool #BF0198 4.000% 11/01/40	143,699	158,674
Pool #MA0639 4.000% 2/01/41	454,947	494,809
Pool #AL2745 4.000% 3/01/42	663,047	732,349
Pool #BM3385 4.000% 6/01/45	784,773	858,459
Pool #FM2673 4.000% 10/01/45	1,104,175	1,210,267
Pool #AL8387 4.000% 3/01/46	1,125,236	1,229,483
Pool #MA3088 4.000% 8/01/47	47,277	51,066
Pool #MA3149 4.000% 10/01/47	591,016	638,060
Pool #MA3467 4.000% 9/01/48	6,370	6,822
Pool #BM5527 4.000% 10/01/48	159,242	173,398
Pool #BM5147 4.000% 10/01/48	33,794	37,350
Pool #FM3664 4.000% 3/01/49	1,281,889	1,374,210
Pool #CA3503 4.000% 5/01/49	101,442	108,589

	Principal Amount	Value
Pool #CA4571 4.000% 11/01/49	$141,742	$151,729
Pool #CA4823 4.000% 12/01/49	235,891	252,364
Pool #AL0065 4.500% 4/01/41	253,483	282,812
Pool #AI1888 4.500% 5/01/41	279,567	311,915
Pool #AL0160 4.500% 5/01/41	366,485	408,889
Pool #AL6536 4.500% 3/01/45	391,234	434,669
Pool #BM4185 4.500% 9/01/46	190,804	211,012
Pool #FM2899 4.500% 11/01/46	457,618	506,955
Pool #FM5708 4.500% 5/01/47	239,751	267,492
Pool #BM3148 4.500% 11/01/47	204,705	226,267
Pool #BM4343 4.500% 5/01/48	424,556	471,689
Pool #CA2204 4.500% 8/01/48	77,081	83,043
Pool #CA2207 4.500% 8/01/48	49,972	54,337
Pool #FM7311 4.500% 3/01/49	660,030	713,351
Pool #CA5186 4.500% 1/01/50	41,251	44,854
Pool #CA5696 4.500% 5/01/50	158,526	172,980
Pool #AD6438 5.000% 6/01/40	64,824	73,800
Pool #AL9893 5.000% 2/01/45	344,101	391,424
Pool #FM4212 5.000% 12/01/47	569,141	640,433
Pool #BM3279 5.500% 5/01/44	1,359,723	1,565,107
Pool #BM4971 6.000% 7/01/41	246,468	289,652
Government National Mortgage Association Pool #AA5821 3.000% 11/15/42	51,903	55,539
Government National Mortgage Association II
Pool #MA7534 2.500% 8/20/51 (h)	5,591,189	5,777,596
Pool #MA7649 2.500% 10/20/51 (h)	3,444,000	3,560,704
Pool #MA2600 3.000% 2/20/45	111,639	117,957
Pool #MA2825 3.000% 5/20/45	224,538	237,247
Pool #MA2891 3.000% 6/20/45	1,229,670	1,299,267
Pool #MA3662 3.000% 5/20/46	148,833	156,791
Pool #MA3802 3.000% 7/20/46	71,946	75,659
Pool #MA3873 3.000% 8/20/46	415,601	437,045
Pool #MA6144 3.000% 9/20/49	23,284	23,991
Pool #MA6209 3.000% 10/20/49	141,583	145,880
Pool #MA6399 3.000% 1/20/50	75,965	78,271
Pool #MA6531 3.000% 3/20/50	243,318	250,018
Pool #MA6589 3.000% 4/20/50	105,523	108,429
Pool #MA6757 3.000% 7/20/50	193,493	198,821
Pool #MA7313 3.000% 4/20/51	1,559,773	1,630,628
Pool #MA7473 3.000% 7/20/51	1,930,993	2,023,388
Pool #MA0318 3.500% 8/20/42	212,421	230,046
Pool #MA1012 3.500% 5/20/43	449,376	486,522
Pool #MA1090 3.500% 6/20/43	178,707	193,423
Pool #AL1773 3.500% 1/20/45	232,308	250,712
Pool #MA3310 3.500% 12/20/45	104,858	111,690
Pool #MA3597 3.500% 4/20/46	158,336	168,356
Pool #MA3663 3.500% 5/20/46	124,524	132,405

The accompanying notes are an integral part of the financial statements.

58

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA3736 3.500% 6/20/46	$339,051	$360,508
Pool #MA3803 3.500% 7/20/46	24,286	25,823
Pool #MA3937 3.500% 9/20/46	161,513	171,734
Pool #MA4004 3.500% 10/20/46	618,145	657,265
Pool #MA4382 3.500% 4/20/47	29,269	31,030
Pool #MA4586 3.500% 7/20/47	56,308	59,695
Pool #MA4719 3.500% 9/20/47	20,298	21,513
Pool #MA4900 3.500% 12/20/47	276,716	293,277
Pool #785087 3.500% 2/20/48	876,840	932,331
Pool #784474 3.500% 2/20/48	223,867	239,853
Pool #MA784472 3.500% 2/20/48	381,338	414,648
Pool #784504 3.500% 2/20/48	169,083	181,263
Pool #784891 3.500% 4/20/48	930,400	996,259
Pool #MA7536 3.500% 8/20/51	976,329	1,037,812
Pool #MA3245 4.000% 11/20/45	228,658	248,599
Pool #MA4511 4.000% 6/20/47	152,752	163,878
Pool #MA4720 4.000% 9/20/47	551,798	590,952
Pool #MA4838 4.000% 11/20/47	137,287	146,878
Pool #MA6934 4.000% 10/20/50	1,668,151	1,767,882
Pool #MA2894 4.500% 6/20/45	206,169	228,872
Pool #MA2963 4.500% 7/20/45	78,548	86,535
Pool #MA3312 4.500% 12/20/45	3,780	4,154
Pool #MA4588 4.500% 7/20/47	425,788	461,100
Pool #MA4654 4.500% 8/20/47	64,137	69,456
Pool #MA4781 5.000% 10/20/47	460,257	505,071
Pool #MA5194 5.000% 5/20/48	99,954	108,476
Pool #BF2644 5.000% 5/20/48	4,750	5,240
Pool #MA5266 5.000% 6/20/48	307,201	332,696
Pool #BF2878 5.000% 6/20/48	21,123	23,299
Pool #MA5988 5.000% 6/20/49	268,351	289,469
Pool #MA5081 5.500% 3/20/48	72,517	81,244
Pool #MA5140 5.500% 4/20/48	53,247	59,523
Pool #MA5195 5.500% 5/20/48	179,948	200,538
Pool #MA5469 5.500% 9/20/48	652	718
Pool #MA5531 5.500% 10/20/48	17,066	18,774
Pool #MA5598 5.500% 11/20/48	76,240	83,867
Pool #MA5654 5.500% 12/20/48	253,073	278,313
Pool #MA5713 5.500% 1/20/49	63,206	69,510
Pool #MA5820 5.500% 3/20/49	63,831	70,157
Government National Mortgage Association II TBA
2.000% 1/06/51 (h)	5,260,000	5,331,503
3.500% 1/05/51 (h)	1,220,000	1,283,002
Uniform Mortgage Backed Securities TBA
2.000% 1/08/51 (h)	21,635,000	21,639,225
2.500% 1/09/51 (h)	15,470,000	15,942,561

	Principal Amount	Value
3.000% 1/08/51 (h)	$2,590,000	$2,709,180
4.000% 1/09/51 (h)	1,805,000	1,934,029
4.500% 1/09/51 (h)	2,505,000	2,708,923
		137,161,255
Whole Loans — 1.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2021-DNA5, Class M2, SOFR30A + 1.650% 1.700% FRN 1/25/34 (c)	285,000	286,964
Series 2021-HQA1, Class M1, SOFR30A + .700% 0.750% FRN 8/25/33 (c)	230,172	230,075
Series 2017-DNA3, Class M1, 1 mo. USD LIBOR + .750% 0.836% FRN 3/25/30	70,592	70,597
Series 2018-DNA3, Class M1, 1 mo. USD LIBOR + .750% 0.836% FRN 9/25/48 (c)	709	708
Series 2018-DNA2, Class M1, 1 mo. USD LIBOR + .800% 0.886% FRN 12/25/30 (c)	92,427	92,579
Series 2021-HQA3, Class M1, SOFR30A + .850% 0.900% FRN 9/25/41 (c)	560,000	560,391
Series 2018-DNA1, Class M2AT, 1 mo. USD LIBOR + 1.050% 1.136% FRN 7/25/30	443,161	441,160
Series 2017-DNA3, Class M2AS, 1 mo. USD LIBOR + 1.100% 1.186% FRN 3/25/30	745,000	735,859
Series 2018-HQA1, Class M2AS, 1 mo. USD LIBOR + 1.100% 1.186% FRN 9/25/30	318,351	318,047
Series 2019, Class M2, 1 mo. USD LIBOR + 1.400% 1.486% FRN 2/25/49 (c)	389,013	391,294
Series 2017-HQA3, Class M2, 1 mo. USD LIBOR + 2.350% 2.436% FRN 4/25/30	607,793	623,132
Series 2020-DNA5, Class M2, SOFR30A + 2.800% 2.850% FRN 10/25/50 (c)	598,041	605,111
Series 2015-DNA3, Class M3, 1 mo. USD LIBOR + 4.700% 4.786% FRN 4/25/28	551,861	570,939
Series 2016-HQA2, Class M3, 1 mo. USD LIBOR + 5.150% 5.236% FRN 11/25/28	832,546	859,424

The accompanying notes are an integral part of the financial statements.

59

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2018-C01, Class 1ED2, 1 mo. USD LIBOR + .850% 0.936% FRN 7/25/30	$628,051	$622,727
Series 2018-C02, Class 2EB2, 1 mo. USD LIBOR + .900% 0.986% FRN 8/25/30	315,337	307,751
Series 2017-C04, Class 2ED2, 1 mo. USD LIBOR + 1.100% 1.186% FRN 11/25/29	731,189	714,915
Series 2017-C02, Class 2ED3, 1 mo. USD LIBOR + 1.350% 1.436% FRN 9/25/29	590,855	592,995
Series 2017-C06, Class 1M2B, 1 mo. USD LIBOR + 2.650% 2.736% FRN 2/25/30	520,000	526,763
		8,551,431

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $147,894,820)		149,103,988

U.S. TREASURY OBLIGATIONS — 17.3%
U.S. Treasury Bonds & Notes — 17.3%
U.S. Treasury Bond
1.875% 2/15/41	2,900,000	2,830,325
2.000% 8/15/51	6,090,000	5,969,152
2.250% 5/15/41	10,890,000	11,299,037
2.375% 5/15/51	10,455,000	11,128,096
U.S. Treasury Note
0.125% 5/15/23	8,480,000	8,468,076
0.125% 6/30/23	11,180,000	11,160,324
0.125% 1/15/24 (i)	15,795,000	15,711,162
0.125% 2/15/24	2,320,000	2,306,909
0.250% 3/15/24	7,210,000	7,185,223
0.250% 5/15/24	4,805,000	4,780,976
0.250% 6/15/24	17,785,000	17,684,378
0.375% 7/15/24 (e)	800,000	797,675
0.625% 7/31/26	11,710,000	11,518,120
0.750% 8/31/26	16,900,000	16,712,642
0.875% 9/30/26	13,510,000	13,434,006
		140,986,101

TOTAL U.S. TREASURY OBLIGATIONS (Cost $141,587,013)		140,986,101

TOTAL BONDS & NOTES (Cost $764,093,222)		770,413,612

	Number of Shares	Value
MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio (j)	2,656,317	$2,656,317

TOTAL MUTUAL FUNDS (Cost $2,656,317)		2,656,317

TOTAL PURCHASED OPTIONS — 0.0% (Cost $31,728) (#)		402

TOTAL LONG-TERM INVESTMENTS (Cost $767,033,960)		773,323,181

SHORT-TERM INVESTMENTS — 11.9%
Mutual Fund — 11.5%
T. Rowe Price Government Reserve Investment Fund	93,230,179	93,230,179
	Principal Amount
Sovereign Debt Obligations — 0.3%
Egypt Treasury Bill
0.010% 10/12/21 EGP (d)	$7,700,000	488,465
Japan Treasury Discount Bill
0.000% 11/08/21 JPY (d)	200,000,000	1,797,241
U.S. Treasury Bill — 0.1%
U.S. Treasury Bill
0.044% 12/30/21 (k)	900,000	899,915

TOTAL SHORT-TERM INVESTMENTS (Cost $96,443,991)		96,415,800

TOTAL INVESTMENTS — 106.8% (Cost $863,477,951) (l)		869,738,981

Other Assets/(Liabilities) — (6.8)%		(55,628,269)

NET ASSETS — 100.0%		$814,110,712

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
REMICS	Real Estate Mortgage Investment Conduits
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

The accompanying notes are an integral part of the financial statements.

60

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Security is perpetual and has no stated maturity date.
(b)	All or a portion of the security represents unsettled loan commitments at September 30, 2021 where the rate will be determined at time of settlement.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $247,125,193 or 30.36% of net assets.

(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $3,452,764 or 0.42% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $868,419 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(f)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2021.

(g)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(h)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(i)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(j)	Represents investment of security lending cash collateral. (Note 2).
(k)	The rate shown represents yield-to-maturity.
(l)	See Note 6 for aggregate cost for federal tax purposes.

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
USD Put AUD Call	Goldman Sachs International*	10/20/21	0.76	7,050,000	USD	7,050,000	$402	$31,728	$(31,326)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
USD Call AUD Put	Goldman Sachs International*	10/20/21	0.72	2,800,000	USD	2,800,000	$(19,611)	$(36,031)	$16,420

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/08/21	USD	203,912	IDR	3,004,034,156	$(5,898)
Bank of America N.A.*	10/08/21	USD	1,480,594	KRW	1,690,009,000	53,318
Bank of America N.A.*	10/15/21	CNH	5,735,769	USD	886,792	2,189
Bank of America N.A.*	10/15/21	USD	1,703,656	CNH	10,969,500	3,505
Bank of America N.A.*	10/22/21	CAD	1,312,316	USD	1,036,582	(522)
Bank of America N.A.*	10/22/21	JPY	10,352,535	USD	94,770	(1,740)
Bank of America N.A.*	11/19/21	USD	1,926,256	SEK	16,701,834	17,827
Bank of America N.A.*	12/17/21	USD	729,770	CNH	4,750,876	(2,893)
Bank of America N.A.*	1/21/22	USD	880,381	CNH	5,735,769	(1,717)
Barclays Bank PLC*	10/08/21	USD	5,040	IDR	73,654,207	(104)

The accompanying notes are an integral part of the financial statements.

61

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Barclays Bank PLC*	10/08/21	USD	686,373	INR	51,567,231	$(8,088)
Barclays Bank PLC*	10/15/21	CNH	7,501,872	USD	1,160,472	2,235
Barclays Bank PLC*	1/21/22	USD	1,151,919	CNH	7,501,872	(1,786)
BNP Paribas SA*	10/08/21	CLP	84,624,000	USD	110,101	(5,762)
BNP Paribas SA*	10/08/21	USD	1,448,696	CLP	1,062,804,888	138,294
BNP Paribas SA*	10/15/21	USD	404,911	HUF	121,554,057	13,284
BNP Paribas SA*	10/15/21	USD	851,022	CNH	5,484,750	947
BNP Paribas SA*	10/15/21	HUF	127,635,000	USD	426,716	(15,497)
BNP Paribas SA*	11/19/21	USD	30,688,545	EUR	26,009,336	534,499
BNP Paribas SA*	11/19/21	EUR	68,595	USD	80,936	(1,410)
BNP Paribas SA*	12/02/21	USD	451,324	BRL	2,415,822	11,939
BNP Paribas SA*	12/10/21	USD	2,157,440	CLP	1,673,371,815	106,044
Citibank N.A.*	10/08/21	KRW	1,418,232,457	USD	1,254,573	(56,822)
Citibank N.A.*	10/08/21	RUB	7,321,000	USD	98,985	1,527
Citibank N.A.*	10/15/21	USD	463,300	RSD	46,140,000	8,905
Citibank N.A.*	10/15/21	USD	387,229	CZK	8,375,761	4,503
Citibank N.A.*	10/15/21	USD	388,335	MXN	7,786,082	11,799
Citibank N.A.*	10/15/21	USD	101,457	CNH	657,000	(371)
Citibank N.A.*	10/15/21	MXN	1,510,000	USD	73,370	(346)
Citibank N.A.*	10/15/21	HUF	22,111,000	USD	71,320	(82)
Citibank N.A.*	10/15/21	USD	1,735,086	ZAR	23,893,182	150,690
Citibank N.A.*	10/20/21	USD	3,429,010	ILS	11,165,716	(34,671)
Citibank N.A.*	10/20/21	ILS	249,000	USD	77,197	44
Citibank N.A.*	10/22/21	USD	78,488	CAD	98,000	1,118
Citibank N.A.*	10/22/21	USD	18,782,816	JPY	2,064,798,994	228,134
Citibank N.A.*	10/22/21	AUD	849,761	USD	626,078	(11,699)
Citibank N.A.*	10/22/21	CAD	153,000	USD	120,770	22
Citibank N.A.*	11/12/21	USD	461,960	RSD	46,140,575	7,414
Citibank N.A.*	11/12/21	USD	154,587	PLN	614,000	224
Citibank N.A.*	11/12/21	CZK	1,510,000	USD	70,203	(1,273)
Citibank N.A.*	11/19/21	USD	674,112	GBP	487,856	16,754
Citibank N.A.*	11/19/21	SEK	16,701,834	USD	1,935,884	(27,456)
Citibank N.A.*	11/19/21	EUR	785,786	USD	913,201	(2,197)
Citibank N.A.*	11/19/21	GBP	388,000	USD	523,187	(378)
Citibank N.A.*	11/19/21	USD	17,796,921	EUR	15,095,514	295,867
Citibank N.A.*	12/17/21	CNH	523,000	USD	80,613	42
Deutsche Bank AG*	10/08/21	USD	28,084	IDR	410,561,639	(591)
Deutsche Bank AG*	10/08/21	USD	1,118,969	KRW	1,287,597,360	31,545
Deutsche Bank AG*	10/08/21	IDR	2,612,418,130	USD	177,462	4,997
Deutsche Bank AG*	11/12/21	USD	281,427	CZK	6,095,707	3,164
Goldman Sachs International*	10/08/21	TWD	13,973,000	USD	501,814	(289)
Goldman Sachs International*	10/08/21	USD	428,047	TWD	11,871,450	1,951
Goldman Sachs International*	10/08/21	IDR	22,042,830,000	USD	1,507,390	32,142
Goldman Sachs International*	10/15/21	CNH	3,821,018	USD	590,392	1,823
Goldman Sachs International*	10/15/21	USD	849,809	CNH	5,484,750	(266)
Goldman Sachs International*	10/22/21	USD	2,076,820	AUD	2,842,000	22,048
Goldman Sachs International*	12/02/21	USD	447,201	BRL	2,415,822	7,816
Goldman Sachs International*	12/17/21	USD	1,553,291	CNH	10,099,809	(4,266)

The accompanying notes are an integral part of the financial statements.

62

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Goldman Sachs International*	1/21/22	USD	586,001	CNH	3,821,018	$(1,629)
Goldman Sachs International*	1/21/22	USD	505,179	TWD	13,973,000	3,580
HSBC Bank USA*	10/08/21	USD	835,395	INR	63,026,615	(13,392)
HSBC Bank USA*	10/08/21	USD	878,273	KRW	1,011,683,640	23,868
HSBC Bank USA*	10/08/21	USD	523,187	TWD	14,509,550	2,403
HSBC Bank USA*	10/08/21	IDR	1,217,797,000	USD	82,881	2,173
HSBC Bank USA*	10/08/21	RUB	47,537,389	USD	639,468	13,185
HSBC Bank USA*	10/08/21	USD	409,593	IDR	6,032,072,230	(11,704)
HSBC Bank USA*	10/08/21	KRW	1,398,515,223	USD	1,232,357	(51,258)
HSBC Bank USA*	10/22/21	USD	1,754,688	AUD	2,394,521	23,445
HSBC Bank USA*	10/22/21	USD	50,388	JPY	5,545,459	555
HSBC Bank USA*	11/19/21	USD	9,616,339	GBP	6,955,610	244,039
HSBC Bank USA*	11/19/21	USD	172,156	EUR	146,755	2,015
HSBC Bank USA*	12/09/21	USD	210,853	THB	6,847,662	8,550
HSBC Bank USA*	12/10/21	USD	2,641,219	MYR	11,009,025	19,392
HSBC Bank USA*	12/17/21	USD	1,575,137	CNH	10,233,315	(3,008)
Morgan Stanley & Co. LLC*	10/08/21	USD	520,198	IDR	7,626,892,448	(12,485)
Morgan Stanley & Co. LLC*	10/08/21	CLP	437,409,982	USD	538,351	961
Morgan Stanley & Co. LLC*	10/08/21	USD	782,295	CLP	565,215,696	85,403
Morgan Stanley & Co. LLC*	10/22/21	USD	275,697	JPY	30,315,750	3,274
Morgan Stanley & Co. LLC*	11/19/21	USD	45,846,121	EUR	38,819,905	840,083
Morgan Stanley & Co. LLC*	11/19/21	EUR	102,381	USD	120,911	(2,216)
Morgan Stanley & Co. LLC*	12/10/21	USD	434,837	CLP	342,738,805	14,672
Morgan Stanley & Co. LLC*	1/07/22	USD	533,883	CLP	437,409,982	(956)
Royal Bank of Canada*	10/22/21	USD	332,247	JPY	36,409,160	5,067
Royal Bank of Canada*	10/22/21	USD	63,952	CAD	79,937	843
Royal Bank of Canada*	11/19/21	EUR	1,593,717	USD	1,878,375	(30,692)
State Street Bank and Trust Co.*	10/15/21	MXN	49,254,656	USD	2,444,133	(62,169)
State Street Bank and Trust Co.*	10/22/21	USD	3,713,168	CAD	4,740,837	(29,675)
State Street Bank and Trust Co.*	10/22/21	USD	333,944	NOK	2,939,186	(2,236)
State Street Bank and Trust Co.*	10/22/21	USD	9,625,453	JPY	1,058,867,690	110,264
State Street Bank and Trust Co.*	10/22/21	AUD	856,611	USD	631,284	(11,953)
State Street Bank and Trust Co.*	11/19/21	USD	317,478	EUR	267,944	6,836
State Street Bank and Trust Co.*	12/17/21	USD	266,273	ZAR	3,832,764	14,315
State Street Bank and Trust Co.*	12/17/21	USD	1,692,802	SGD	2,274,246	18,119
UBS AG*	10/08/21	CLP	820,143,716	USD	1,020,697	(9,488)
UBS AG*	10/08/21	USD	1,605,920	RUB	116,750,424	3,023
UBS AG*	10/08/21	USD	1,021,025	CLP	734,780,406	115,066
UBS AG*	10/08/21	KRW	1,172,542,320	USD	1,037,918	(47,662)
UBS AG*	10/08/21	USD	56,508	TWD	1,565,000	336
UBS AG*	10/08/21	RUB	61,892,035	USD	829,430	20,302
UBS AG*	10/15/21	USD	144,278	HUF	43,200,368	5,093
UBS AG*	10/15/21	CNH	5,537,341	USD	855,386	2,840
UBS AG*	10/15/21	CZK	30,139,000	USD	1,405,580	(28,394)
UBS AG*	10/22/21	USD	167,379	JPY	18,305,085	2,886
UBS AG*	10/22/21	USD	577,364	CAD	735,591	(3,378)
UBS AG*	11/12/21	USD	358,186	CZK	7,773,038	3,354
UBS AG*	11/12/21	CZK	30,139,000	USD	1,408,036	(32,220)

The accompanying notes are an integral part of the financial statements.

63

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
UBS AG*	11/12/21	PLN	877,000	USD	225,752	$(5,269)
UBS AG*	11/19/21	EUR	87,272	USD	102,534	(1,354)
UBS AG*	12/09/21	USD	692,374	THB	22,389,113	30,926
UBS AG*	1/07/22	USD	1,012,783	CLP	820,143,716	9,960
UBS AG*	1/21/22	USD	849,103	CNH	5,537,341	(2,479)
UBS AG*	1/21/22	RUB	116,750,424	USD	1,575,929	(4,508)
						$2,799,189

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Euro-BTP	12/08/21	2	$356,496	$(4,473)
Korea 10 Year Bond	12/21/21	25	2,665,940	(43,263)
Korea 3 Year Bond	12/21/21	37	3,426,238	(7,488)
U.S. Treasury Long Bond	12/21/21	68	11,042,128	(215,253)
U.S. Treasury Ultra 10 Year	12/21/21	21	3,108,376	(58,126)
U.S. Treasury Ultra Bond	12/21/21	214	41,930,498	(1,043,123)
U.S. Treasury Note 2 Year	12/31/21	141	31,045,067	(17,356)
U.S. Treasury Note 5 Year	12/31/21	101	12,398,690	(1,729)
				$(1,390,811)

Short
Euro-Bund	12/08/21	9	$(1,789,015)	$18,616
Euro-Buxl 30 Year Bond	12/08/21	8	(1,939,826)	55,515
Euro-OAT	12/08/21	7	(1,368,698)	23,101
Euro-Schatz	12/08/21	107	(13,917,489)	10,415
U.S. Treasury Note 10 Year	12/21/21	327	(43,636,285)	600,019
UK Long Gilt	12/29/21	23	(3,924,204)	45,780
				$753,446

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover Series 35†	5.000%	Quarterly	6/20/2026	EUR	815,000	$(109,970)	$(113,479)	$3,509
CDX.NA.HY Series 37†	5.000%	Quarterly	12/20/2026	USD	3,090,000	(286,955)	(299,962)	13,007
						$(396,925)	$(413,441)	$16,516

The accompanying notes are an integral part of the financial statements.

64

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Centrally Cleared Credit Default Swap - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Republic of Mexico	1.000%	Quarterly	12/20/26	Baa1**	USD	12,450,000	$(9,308)	$52,605	$(61,913)
Republic of Indonesia	1.000%	Quarterly	12/20/26	BBB**	USD	6,225,000	57,054	63,060	(6,006)
Republic of Chile	1.000%	Quarterly	12/20/26	A1**	USD	3,735,000	23,083	40,656	(17,573)
CDX.NA.IG Series 37†	1.000%	Quarterly	12/20/26	BBB+**	USD	15,445,000	368,558	376,393	(7,835)
							$439,387	$532,714	$(93,327)

OTC Credit Default Swaps-Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Counterparty	Credit Rating	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	6/20/22	USD	260,000	$1,708	$(7,203)	$8,911
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/24	USD	151,000	2,588	(4,578)	7,166
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/24	USD	303,000	5,192	(9,187)	14,379
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/24	USD	152,000	2,605	(10,490)	13,095
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/29	USD	225,000	(1,513)	(11,045)	9,532
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/29	USD	225,000	(1,513)	(11,239)	9,726
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	12/20/21	USD	160,000	324	(10,870)	11,194
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	6/20/24	USD	135,000	2,201	(8,192)	10,393
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	6/20/24	USD	67,500	1,100	(3,879)	4,979
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	6/20/24	USD	67,500	1,100	(3,879)	4,979
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	12/20/24	USD	450,000	7,711	(2,504)	10,215
Republic of Greece	1.000%	Quarterly	Citibank N.A.*	BB**	6/20/25	USD	150,000	2,474	(9,034)	11,508
Republic of Greece	1.000%	Quarterly	Citibank N.A.*	BB**	6/20/25	USD	75,000	1,237	(4,350)	5,587
Republic of Greece	1.000%	Quarterly	Citibank N.A.*	BB**	12/20/25	USD	300,000	4,756	(281)	5,037
Barclays Bank PLC	1.000%	Quarterly	JP Morgan Chase Bank N.A.*	A+**	6/20/24	EUR	100,000	2,356	1,278	1,078
Republic of Greece	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BB**	12/20/24	USD	134,000	2,296	(993)	3,289

The accompanying notes are an integral part of the financial statements.

65

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Counterparty	Credit Rating	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Republic of Greece	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BB**	6/20/25	USD	94,000	$1,550	$(4,498)	$6,048
								$36,172	$(100,944)	$137,116

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month CNREPOFIX= CFXS-Reuters	Quarterly	Fixed 2.558%	Quarterly	7/17/25	CNY	30,000,000	$20,604	$—	$20,604
3-Month CNREPOFIX= CFXS-Reuters	Quarterly	Fixed 2.600%	Quarterly	8/06/25	CNY	7,500,000	7,136	—	7,136
3-Month CNREPOFIX= CFXS-Reuters	Quarterly	Fixed 2.855%	Quarterly	11/24/25	CNY	26,575,000	421,391	—	421,391
3-Month CNREPOFIX= CFXS-Reuters	Quarterly	Fixed 2.605%	Quarterly	1/15/26	CNY	58,525,000	52,464	—	52,464
3-Month CNREPOFIX= CFXS-Reuters	Quarterly	Fixed 2.780%	Quarterly	6/28/26	CNY	9,775,000	129,654	—	129,654
3-Month CNREPOFIX= CFXS-Reuters	Quarterly	Fixed 2.560%	Quarterly	7/28/26	CNY	2,800,000	9,422	—	9,422
6-Month PRIBOR	Semi-Annually	Fixed 2.208%	Annually	2/13/22	CZK	78,554,000	14,171	—	14,171
Fixed 2.208%	Annually	6-Month PRIBOR	Semi-Annually	2/13/22	CZK	24,570,000	(4,432)	(19,181)	14,749
6-Month PRIBOR	Semi-Annually	Fixed 2.245%	Annually	2/20/22	CZK	71,067,000	13,441	—	13,441
6-Month PRIBOR	Semi-Annually	Fixed 2.230%	Annually	2/21/22	CZK	75,130,000	14,168	—	14,168
Fixed 1.600%	Annually	6-Month PRIBOR	Semi-Annually	2/13/30	CZK	6,496,000	20,256	—	20,256
Fixed 1.690%	Annually	6-Month PRIBOR	Semi-Annually	2/20/30	CZK	11,856,000	33,352	—	33,352
Fixed 1.693%	Annually	6-Month PRIBOR	Semi-Annually	2/21/30	CZK	12,384,000	34,736	—	34,736
Fixed 1.244%	Annually	6-Month PRIBOR	Semi-Annually	1/29/31	CZK	10,600,000	49,061	—	49,061
6-Month EURIBOR	Semi-Annually	Fixed -0.057%	Annually	5/19/28	EUR	1,060,000	1,343	—	1,343
6-Month EURIBOR	Semi-Annually	Fixed -0.101%	Annually	6/01/28	EUR	500,000	(1,226)	—	(1,226)
6-Month EURIBOR	Semi-Annually	Fixed -0.102%	Annually	6/03/28	EUR	365,000	(874)	—	(874)

The accompanying notes are an integral part of the financial statements.

66

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
6-Month EURIBOR	Semi-Annually	Fixed -0.079%	Annually	6/29/28	EUR	384,000	$(461)	$—	$(461)
28 Day-MXN-TIIE-Banxico	Monthly	Fixed 5.499%	Monthly	5/04/27	MXN	15,000,000	(55,873)	—	(55,873)
Fixed 2.620%	Annually	6-Month WIBOR	Semi-Annually	2/20/23	PLN	3,700,000	(21,508)	—	(21,508)
Fixed 2.440%	Annually	6-Month WIBOR	Semi-Annually	3/12/23	PLN	230,000	(1,214)	—	(1,214)
Fixed 2.350%	Annually	6-Month WIBOR	Semi-Annually	4/06/23	PLN	700,000	(3,533)	—	(3,533)
Fixed 2.305%	Annually	6-Month WIBOR	Semi-Annually	4/20/23	PLN	500,000	(2,459)	—	(2,459)
Fixed 2.430%	Annually	6-Month WIBOR	Semi-Annually	5/07/23	PLN	1,000,000	(5,463)	—	(5,463)
Fixed 2.518%	Annually	6-Month WIBOR	Semi-Annually	5/18/23	PLN	900,000	(5,272)	—	(5,272)
Fixed 0.940%	Annually	6-Month WIBOR	Semi-Annually	6/28/23	PLN	9,084,000	7,390	—	7,390
Fixed 0.934%	Annually	6-Month WIBOR	Semi-Annually	6/28/23	PLN	7,644,000	6,417	—	6,417
Fixed 0.956%	Annually	6-Month WIBOR	Semi-Annually	6/29/23	PLN	13,572,000	10,199	—	10,199
Fixed 2.395%	Annually	6-Month WIBOR	Semi-Annually	8/23/23	PLN	1,400,000	(7,903)	—	(7,903)
Fixed 1.130%	Annually	6-Month WIBOR	Semi-Annually	10/01/23	PLN	2,700,000	—	—	—
Fixed 3.090%	Annually	6-Month WIBOR	Semi-Annually	2/20/28	PLN	1,070,000	(17,092)	—	(17,092)
Fixed 2.850%	Annually	6-Month WIBOR	Semi-Annually	4/06/28	PLN	100,000	(1,240)	—	(1,240)
Fixed 2.920%	Annually	6-Month WIBOR	Semi-Annually	5/07/28	PLN	200,000	(2,706)	—	(2,706)
Fixed 3.030%	Annually	6-Month WIBOR	Semi-Annually	5/18/28	PLN	300,000	(4,580)	—	(4,580)
Fixed 1.715%	Annually	6-Month WIBOR	Semi-Annually	9/24/29	PLN	1,700,000	13,332	—	13,332
Fixed 1.780%	Annually	6-Month WIBOR	Semi-Annually	10/22/29	PLN	823,529	5,609	—	5,609
Fixed 1.775%	Annually	6-Month WIBOR	Semi-Annually	10/22/29	PLN	1,176,471	8,122	—	8,122
Fixed 1.820%	Annually	6-Month WIBOR	Semi-Annually	11/05/29	PLN	317,460	1,948	—	1,948
Fixed 1.803%	Annually	6-Month WIBOR	Semi-Annually	11/05/29	PLN	317,460	2,052	—	2,052
Fixed 1.860%	Annually	6-Month WIBOR	Semi-Annually	11/07/29	PLN	312,699	1,688	—	1,688
Fixed 1.710%	Annually	6-Month WIBOR	Semi-Annually	12/19/29	PLN	2,500,000	21,097	—	21,097
Fixed 1.098%	Annually	6-Month WIBOR	Semi-Annually	11/12/30	PLN	1,075,000	24,794	—	24,794

The accompanying notes are an integral part of the financial statements.

67

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 1.950%	Annually	6-Month WIBOR	Semi-Annually	5/04/31	PLN	650,000	$4,015	$—	$4,015
							$792,026	$(19,181)	$811,207

*	Contracts are subject to a Master Netting Agreement.
**

Rating represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Yuan
CNY	Chinese Yuan Renminbi
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
RSD	Serbian dinar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

68

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments
September 30, 2021

	Principal Amount	Value
BONDS & NOTES — 96.8%
CORPORATE DEBT — 37.2%
Bermuda — 0.2%
Ooredoo International Finance Co.
2.625% 4/08/31 (a)	$260,000	$264,742
Brazil — 0.4%
Globo Comunicacao e Participacoes SA
4.875% 1/22/30 (a)	450,000	445,725
British Virgin Islands — 0.5%
State Grid Overseas Investment BVI Ltd.
3.500% 5/04/27 (a)	200,000	219,496
4.375% 5/22/43 (a)	300,000	366,340
		585,836
Canada — 0.2%
MEGlobal Canada ULC
5.875% 5/18/30 (a)	200,000	245,550
Cayman Islands — 5.0%
AAC Technologies Holdings, Inc.
2.625% 6/02/26 (a)	230,000	229,207
Agile Group Holdings Ltd.
5.750% 1/02/25 (a)	400,000	375,849
CIFI Holdings Group Co. Ltd.
5.250% 5/13/26 (a)	200,000	195,532
6.550% 3/28/24 (a)	200,000	201,279
Cosan Overseas Ltd.
8.250% (a) (b)	100,000	102,501
Country Garden Holdings Co. Ltd.
3.300% 1/12/31 (a)	200,000	182,300
8.000% 1/27/24 (a)	200,000	206,658
CSN Inova Ventures
6.750% 1/28/28 (a) (c)	200,000	213,000
DP World Crescent Ltd.
3.875% 7/18/29 (a)	500,000	539,910
Grupo Aval Ltd.
4.375% 2/04/30 (a)	200,000	197,600
Health & Happiness H&H International Holdings Ltd.
5.625% 10/24/24 (a)	200,000	204,118
Huazhu Group Ltd., Convertible,
3.000% 5/01/26	129,000	167,297
Kaisa Group Holdings Ltd.
11.950% 10/22/22 (a)	280,000	240,464
KSA Sukuk Ltd.
2.969% 10/29/29 (a)	310,000	327,046
Lamar Funding Ltd.
3.958% 5/07/25 (a)	500,000	499,840

	Principal Amount	Value
Lima Metro Line 2 Finance Ltd.
5.875% 7/05/34 (a)	$101,380	$118,616
Sea Ltd., Convertible,
0.250% 9/15/26 (c)	220,000	222,640
Shimao Group Holdings Ltd.
3.450% 1/11/31 (a)	725,000	645,554
Times China Hldg Ltd.
6.750% 7/08/25 (a)	300,000	274,500
Tingyi Cayman Islands Holding Corp.
1.625% 9/24/25 (a)	205,000	203,388
		5,347,299
Chile — 1.7%
AES Andes SA 5 year USD Swap + 4.644%
7.125% VRN 3/26/79 (a)	450,000	477,675
Celulosa Arauco y Constitucion SA
5.150% 1/29/50 (a)	250,000	282,503
Corp. Nacional del Cobre de Chile
3.150% 1/15/51 (a) (c)	200,000	183,535
3.750% 1/15/31 (a)	200,000	213,941
Empresa De Los Ferrocarr
3.068% 8/18/50 (a)	250,000	219,490
Empresa de Transporte de Pasajeros Metro SA
3.693% 9/13/61 (a)	200,000	195,500
4.700% 5/07/50 (a)	200,000	235,000
		1,807,644
Colombia — 1.1%
Banco Davivienda SA 10 year CMT + 5.097%
6.650% VRN (a) (b)	200,000	213,502
Banco de Bogota SA
6.250% 5/12/26 (a)	250,000	272,188
Bancolombia SA 5 year CMT + 2.944%
4.625% VRN 12/18/29	325,000	329,062
Ecopetrol SA
5.875% 5/28/45	400,000	402,580
		1,217,332
Hong Kong — 0.4%
Lenovo Group Ltd.
3.421% 11/02/30 (a)	200,000	208,191
3.421% 11/02/30 (a)	200,000	208,190
		416,381
India — 1.2%
Adani International Container Terminal Pvt Ltd.
3.000% 2/16/31 (a)	539,000	523,069

The accompanying notes are an integral part of the financial statements.

69

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Adani Ports & Special Economic Zone Ltd.
4.200% 8/04/27 (a)	$200,000	$209,673
4.375% 7/03/29 (a)	200,000	210,189
Bharti Airtel Ltd.
3.250% 6/03/31 (a)	400,000	401,704
		1,344,635
Indonesia — 3.1%
Bank Negara Indonesia Persero Tbk PT
3.750% 3/30/26 (a)	413,000	423,128
Pertamina Persero PT
5.625% 5/20/43 (a)	1,000,000	1,184,220
6.000% 5/03/42 (a)	200,000	247,277
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.875% 7/17/29 (a)	545,000	576,991
4.000% 6/30/50 (a)	200,000	191,750
4.875% 7/17/49 (a)	200,000	213,800
5.250% 10/24/42 (a)	200,000	223,816
6.150% 5/21/48 (a)	200,000	247,100
		3,308,082
Ireland — 1.0%
Gtlk Europe Capital DAC
5.950% 4/17/25 (a)	300,000	328,672
GTLK Europe DAC
5.125% 5/31/24 (a)	300,000	319,125
LCPR Senior Secured Financing DAC
5.125% 7/15/29 (a)	400,000	413,000
		1,060,797
Israel — 1.0%
Israel Chemicals Ltd.
6.375% 5/31/38 (a)	200,000	259,400
6.375% 5/31/38 (a)	150,000	194,550
Israel Electric Corp. Ltd.
4.250% 8/14/28 (a)	250,000	280,437
Leviathan Bond Ltd.
6.125% 6/30/25 (a)	300,000	324,977
		1,059,364
Jamaica — 0.1%
TransJamaican Highway Ltd.
5.750% 10/10/36 (a)	148,453	148,453
Kazakhstan — 0.4%
KazMunayGas National Co. JSC
3.500% 4/14/33 (a)	400,000	411,752
Luxembourg — 0.2%
Millicom International Cellular SA
4.500% 4/27/31 (a)	200,000	209,100

	Principal Amount	Value
Mauritius — 0.2%
HTA Group Ltd/Mauritius
7.000% 12/18/25 (a)	$200,000	$210,000
Mexico — 9.9%
Axtel SAB de CV
6.375% 11/14/24 (a)	200,000	206,300
Banco Mercantil De Norte
8.375% (a)	200,000	236,196
Banco Mercantil del Norte SA/Grand Cayman 5 year CMT + 4.967%
6.750% VRN (a) (b)	200,000	211,202
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.375% 4/17/25 (a)	285,000	318,544
BBVA Bancomer SA 5 year CMT + 2.650%
5.125% VRN 1/18/33 (a)	600,000	625,500
Cemex SAB de CV
5.450% 11/19/29 (a)	200,000	216,750
Cometa Energia SA de CV
6.375% 4/24/35 (a)	365,600	428,757
Controladora Mabe SA de CV
5.600% 10/23/28 (a)	250,000	290,628
Industrias Penoles SAB de CV
4.750% 8/06/50 (a)	200,000	221,250
Infraestructura Energetica Nova SAB de CV
4.875% 1/14/48 (a)	300,000	309,000
Mexico City Airport Trust
5.500% 7/31/47 (a)	2,242,000	2,281,235
Petroleos Mexicanos
4.500% 1/23/26	500,000	502,850
5.625% 1/23/46	300,000	240,957
6.500% 3/13/27	1,200,000	1,267,332
6.500% 6/02/41	3,635,000	3,217,084
		10,573,585
Netherlands — 0.4%
Embraer Netherlands Finance BV
5.050% 6/15/25	300,000	315,750
Petrobras Global Finance BV
5.500% 6/10/51	185,000	172,152
		487,902
Oman — 0.2%
Bank Muscat SAOG
4.750% 3/17/26 (a)	200,000	205,863

The accompanying notes are an integral part of the financial statements.

70

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Panama — 0.7%
Aeropuerto Internacional de Tocumen SA
4.000% 8/11/41 (a)	$200,000	$205,256
Banco General SA 10 year CMT + 3.665%
5.250% VRN (a) (b)	200,000	202,002
Banco Nacional de Panama
2.500% 8/11/30 (a)	310,000	295,619
		702,877
Paraguay — 0.2%
Telfon Celuar Del Paragu SA
5.875% 4/15/27 (a)	200,000	209,500
Peru — 0.2%
Consorcio Transmantaro SA
4.700% 4/16/34 (a)	200,000	222,252
Philippines — 1.0%
Globe Telecom, Inc.
3.000% 7/23/35 (a)	400,000	368,128
International Container Terminal Services, Inc.
4.750% 6/17/30 (a)	400,000	445,400
Manila Water Co., Inc.
4.375% 7/30/30 (a)	300,000	314,241
		1,127,769
Qatar — 0.7%
Qatar Petroleum
2.250% 7/12/31 (a)	270,000	267,408
3.125% 7/12/41 (a)	450,000	449,784
		717,192
Saudi Arabia — 1.4%
Saudi Arabian Oil Co.
3.500% 4/16/29 (a)	550,000	591,535
4.250% 4/16/39 (a)	800,000	896,912
		1,488,447
Sri Lanka — 0.2%
SriLankan Airlines Ltd.
7.000% 6/25/24 (a)	300,000	183,750
Thailand — 0.5%
Bangkok Bank PCL/Hong Kong 5 year CMT + 2.150%
3.466% VRN 9/23/36 (a)	200,000	197,437
Thaioil Treasury Center Co. Ltd.
3.500% 10/17/49 (a)	200,000	174,893
3.500% 10/17/49 (a)	200,000	174,893
		547,223

	Principal Amount	Value
Turkey — 0.4%
Akbank T.A.S.
5.125% 3/31/25 (a)	$200,000	$199,960
Yapi ve Kredi Bankasi AS
5.850% 6/21/24 (a)	200,000	204,300
		404,260
Ukraine — 0.3%
VF Ukraine PAT via VFU Funding PLC
6.200% 2/11/25 (a)	275,000	284,839
United Arab Emirates — 1.9%
Abu Dhabi Ports Co. PJSC
2.500% 5/06/31 (a)	400,000	405,000
Acwa Power Management And Investments One Ltd.
5.950% 12/15/39 (a)	299,679	359,615
Emirates NBD Bank PJSC 6 year USD Swap + 3.656%
6.125% VRN (a) (b)	200,000	212,460
Oztel Holdings SPC Ltd.
6.625% 4/24/28 (a)	450,000	493,965
Ruwais Power Co. PJSC
6.000% 8/31/36 (a)	400,000	535,000
		2,006,040
United Kingdom — 1.0%
Gazprom PJSC via Gaz Finance PLC
3.500% 7/14/31 (a)	450,000	447,976
HTA Group Ltd., Convertible,
2.875% 3/18/27 (a)	200,000	217,000
Ukraine Railways Via Rail Capital Markets PLC
8.250% 7/09/24 (a)	350,000	364,350
		1,029,326
United States — 0.8%
Citgo Holding, Inc.
9.250% 8/01/24 (a)	165,000	166,238
Kosmos Energy Ltd.
7.125% 4/04/26 (a)	200,000	196,040
MercadoLibre, Inc., Convertible,
2.000% 8/15/28	65,000	248,423
Periama Holdings LLC/DE
5.950% 4/19/26 (a)	200,000	214,500
		825,201
Venezuela — 0.7%
Petroleos de Venezuela SA
5.375% 4/12/27 (a) (d)	900,000	51,750
6.000% 5/16/24 (a) (d)	2,400,000	138,000
6.000% 11/15/26 (a) (d)	1,750,000	100,625

The accompanying notes are an integral part of the financial statements.

71

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
8.500% 10/27/20 (a) (d)	$250,000	$67,500
9.000% 11/17/21 (a) (d)	4,990,000	286,925
9.750% 5/17/35 (a) (d)	150,000	8,625
12.750% 2/17/22 (a) (d)	1,500,000	86,250
		739,675

TOTAL CORPORATE DEBT (Cost $41,210,814)		39,838,393

SOVEREIGN DEBT OBLIGATIONS — 59.1%
Albania — 0.4%
Albania Government International Bond
3.500% 6/16/27 EUR (a) (e)	350,000	435,902
Angola — 2.7%
Angolan Government International Bond
8.000% 11/26/29 (a)	650,000	665,028
8.250% 5/09/28 (a)	975,000	1,009,125
9.125% 11/26/49 (a)	300,000	304,392
9.500% 11/12/25 (a)	800,000	880,032
		2,858,577
Argentina — 1.5%
Argentine Republic Government International Bond
0.000% 12/15/35	845,000	4,225
0.500% STEP 7/09/30	871,224	318,084
1.125% STEP 7/09/35	1,999,923	649,995
2.000% STEP 1/09/38	1,727,891	670,180
		1,642,484
Bahamas — 1.1%
Bahamas Government International Bond
6.000% 11/21/28 (a)	1,075,000	927,198
8.950% 10/15/32 (a)	300,000	282,000
		1,209,198
Bahrain — 1.2%
Bahrain Government International Bond
7.000% 10/12/28 (a)	1,000,000	1,092,500
7.500% 9/20/47 (a)	200,000	205,700
		1,298,200
Barbados — 0.3%
Barbados Government International Bond
6.500% 10/01/29 (a)	300,000	301,500

	Principal Amount	Value
Benin — 0.5%
Benin Government International Bond
4.875% 1/19/32 EUR (a) (e)	$440,000	$507,849
Bermuda — 0.2%
Bermuda Government International Bond
3.375% 8/20/50 (a)	251,000	251,527
Brazil — 1.9%
Brazilian Government International Bond
3.875% 6/12/30	700,000	677,887
4.625% 1/13/28	650,000	683,761
5.000% 1/27/45	740,000	689,547
		2,051,195
Colombia — 1.5%
Colombia Government International Bond
3.000% 1/30/30 (c)	500,000	470,570
3.125% 4/15/31	400,000	374,120
4.125% 5/15/51	200,000	172,120
4.500% 1/28/26	200,000	214,344
5.625% 2/26/44	400,000	416,692
		1,647,846
Dominican Republic — 2.8%
Dominican Republic International Bond
4.500% 1/30/30 (a)	505,000	513,843
4.875% 9/23/32 (a)	300,000	306,003
4.875% 9/23/32 (a)	525,000	535,505
6.500% 2/15/48 (a)	300,000	320,553
6.850% 1/27/45 (a)	1,150,000	1,282,261
		2,958,165
Ecuador — 1.7%
Ecuador Government International Bond
0.000% 7/31/30 (a)	165,446	88,309
0.500% STEP 7/31/40 (a)	408,900	237,677
1.000% STEP 7/31/35 (a)	1,358,550	894,958
5.000% STEP 7/31/30 (a)	702,100	589,771
		1,810,715
Egypt — 3.1%
Egypt Government Bond
14.051% 7/21/22 EGP (e)	4,100,000	261,897
Egypt Government International Bond
5.875% 2/16/31 (a) (c)	200,000	183,754
6.588% 2/21/28 (a)	500,000	501,773
7.600% 3/01/29 (a)	300,000	310,689
7.600% 3/01/29 (a)	400,000	414,252

The accompanying notes are an integral part of the financial statements.

72

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
8.500% 1/31/47 (a)	$550,000	$530,750
8.500% 1/31/47 (a)	1,200,000	1,158,000
		3,361,115
El Salvador — 1.0%
El Salvador Government International Bond
5.875% 1/30/25 (a)	875,000	667,196
7.650% 6/15/35 (a)	100,000	72,000
7.650% 6/15/35 (a)	200,000	144,000
8.625% 2/28/29 (a)	265,000	202,065
		1,085,261
Ghana — 0.7%
Ghana Government International Bond
8.125% 1/18/26 (a)	100,000	101,000
8.125% 1/18/26 (a)	600,000	606,000
		707,000
Guatemala — 0.4%
Guatemala Government Bond
4.875% 2/13/28 (a)	400,000	431,004
Hungary — 0.2%
Hungary Government International Bond
2.125% 9/22/31 (a) (c)	230,000	226,263
India — 1.6%
Export Import Bank of India
2.250% 1/13/31 (a)	205,000	190,199
3.250% 1/15/30 (a)	1,500,000	1,521,464
		1,711,663
Indonesia — 3.9%
Perusahaan Penerbit SBSN Indonesia
3.800% 6/23/50 (a)	200,000	203,210
4.450% 2/20/29 (a)	1,050,000	1,207,500
4.550% 3/29/26 (a)	2,450,000	2,766,981
		4,177,691
Ivory Coast — 1.2%
Ivory Coast Government International Bond
5.750% STEP 12/31/32 (a)	170,486	170,486
5.750% STEP 12/31/32 (a)	102,292	102,292
6.125% 6/15/33 (a)	1,000,000	1,055,500
		1,328,278
Jamaica — 1.5%
Jamaica Government International Bond
6.750% 4/28/28	200,000	232,480
8.000% 3/15/39	500,000	693,755

	Principal Amount	Value
8.000% 3/15/39	$500,000	$693,755
		1,619,990
Jordan — 1.0%
Jordan Government International Bond
5.850% 7/07/30 (a)	1,000,000	1,035,530
Lebanon — 0.3%
Lebanon Government International Bond
6.000% 1/27/23 (a) (d)	1,640,000	270,797
Morocco — 1.5%
Morocco Government International Bond
2.375% 12/15/27 (a)	525,000	513,865
3.000% 12/15/32 (a)	225,000	213,759
3.000% 12/15/32 (a)	400,000	380,016
4.000% 12/15/50 (a)	550,000	501,710
		1,609,350
Oman — 4.0%
Oman Government International Bond
4.750% 6/15/26 (a)	600,000	615,000
4.750% 6/15/26 (a)	1,050,000	1,076,250
5.375% 3/08/27 (a)	200,000	208,500
5.625% 1/17/28 (a)	400,000	416,040
6.500% 3/08/47 (a)	390,000	377,868
6.750% 10/28/27 (a)	400,000	444,552
6.750% 10/28/27 (a)	400,000	444,552
6.750% 1/17/48 (a)	300,000	296,640
7.000% 1/25/51 (a)	400,000	405,711
		4,285,113
Pakistan — 0.5%
Pakistan Government International Bond
7.875% 3/31/36 (a)	562,000	550,429
Paraguay — 1.5%
Paraguay Government International Bond
2.739% 1/29/33 (a)	200,000	191,802
4.950% 4/28/31 (a)	400,000	451,800
5.400% 3/30/50 (a)	600,000	688,506
5.400% 3/30/50 (a)	200,000	229,502
		1,561,610
Peru — 0.3%
Peruvian Government International Bond
3.300% 3/11/41	300,000	290,895

The accompanying notes are an integral part of the financial statements.

73

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Philippines — 0.5%
Philippine Government International Bond
2.650% 12/10/45	$600,000	$547,646
Qatar — 1.9%
Qatar Government International Bond
4.400% 4/16/50 (a)	200,000	243,748
4.400% 4/16/50 (a)	200,000	243,748
4.817% 3/14/49 (a)	1,200,000	1,541,544
		2,029,040
Romania — 1.6%
Romanian Government International Bond
2.875% 4/13/42 EUR (a) (e)	125,000	135,197
3.000% 2/14/31 (a)	174,000	177,378
3.000% 2/14/31 (a)	500,000	509,706
4.000% 2/14/51 (a)	160,000	159,360
4.000% 2/14/51 (a)	722,000	719,112
		1,700,753
Russia — 2.8%
Russian Foreign Bond
4.375% 3/21/29 (a)	2,000,000	2,264,552
5.250% 6/23/47 (a)	600,000	759,780
		3,024,332
Saudi Arabia — 1.3%
Saudi Government International Bond
2.750% 2/03/32 (a)	500,000	513,796
3.750% 1/21/55 (a)	400,000	417,164
5.000% 4/17/49 (a)	400,000	497,724
		1,428,684
Senegal — 1.0%
Senegal Government International Bond
4.750% 3/13/28 EUR (a) (e)	300,000	361,193
6.250% 5/23/33 (a)	450,000	468,561
6.250% 5/23/33 (a)	200,000	208,249
		1,038,003
Serbia — 1.1%
Serbia International Bond
2.125% 12/01/30 (a)	1,100,000	1,028,806
2.125% 12/01/30 (a)	200,000	187,055
		1,215,861
South Africa — 0.4%
Republic of South Africa Government International Bond
6.250% 3/08/41	400,000	418,432

	Principal Amount	Value
Sri Lanka — 1.3%
Sri Lanka Government International Bond
6.125% 6/03/25 (a)	$800,000	$499,304
6.125% 6/03/25 (a)	200,000	124,826
6.825% 7/18/26 (a)	400,000	249,500
6.850% 11/03/25 (a)	900,000	561,096
		1,434,726
Trinidad And Tobago — 0.5%
Trinidad & Tobago Government International Bond
4.500% 6/26/30 (a)	510,000	533,720
Turkey — 2.0%
Turkey Government International Bond
4.250% 4/14/26	400,000	377,128
4.875% 10/09/26	1,000,000	957,800
4.875% 4/16/43	450,000	349,605
6.000% 1/14/41	350,000	302,750
6.500% 9/20/33	220,000	210,999
		2,198,282
Ukraine — 3.3%
Ukraine Government International Bond
0.000%FRN 5/31/40 (a) (f)	115,000	125,440
7.750% 9/01/25 (a)	800,000	869,024
7.750% 9/01/27 (a)	1,400,000	1,516,491
8.994% 2/01/24 (a)	300,000	330,000
9.750% 11/01/28 (a)	600,000	703,620
		3,544,575
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond
3.125% 4/16/30 (a)	250,000	271,325
Uruguay — 0.2%
Uruguay Government International Bond
5.100% 6/18/50	150,000	190,842
Uzbekistan — 0.9%
Republic of Uzbekistan International Bond
3.900% 10/19/31 (a) (c)	298,000	289,853
5.375% 2/20/29 (a)	400,000	435,336
5.375% 2/20/29 (a)	200,000	217,668
		942,857
Venezuela — 0.2%
Venezuela Government International Bond
7.750% 10/13/19 (a) (d)	1,000,000	102,500

The accompanying notes are an integral part of the financial statements.

74

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
9.250% 9/15/27 (d)	$300,000	$31,800
11.750% 10/21/26 (a) (d)	300,000	32,700
12.750% 8/23/22 (a) (d)	255,000	27,668
		194,668
Vietnam — 0.9%
Vietnam Government International Bond
4.800% 11/19/24 (a)	850,000	940,879
Zambia — 0.4%
Zambia Government International Bond
5.375% 9/20/22 (a) (d)	600,000	449,496

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $63,990,756)		63,329,268

U.S. TREASURY OBLIGATIONS — 0.5%
United States — 0.5%
U.S. Treasury Note
2.625% 12/15/21 (g)	495,000	497,634

TOTAL U.S. TREASURY OBLIGATIONS (Cost $500,996)		497,634

TOTAL BONDS & NOTES (Cost $105,702,566)		103,665,295
	Number of Shares
MUTUAL FUNDS — 1.1%
Diversified Financial Services — 1.1%
United States — 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio (h)	1,177,585	1,177,585

TOTAL MUTUAL FUNDS (Cost $1,177,585)		1,177,585

TOTAL LONG-TERM INVESTMENTS (Cost $106,880,151)		104,842,880

SHORT-TERM INVESTMENTS — 2.1%
Mutual Fund — 0.5%
T. Rowe Price Government Reserve Investment Fund	558,203	558,203

	Principal Amount	Value
Repurchase Agreement — 1.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (i)	$1,496,550	$1,496,550
Sovereign Debt Obligations — 0.2%
Egypt Treasury Bills
0.000% 12/07/21 EGP (e)	4,500,000	279,955

TOTAL SHORT-TERM INVESTMENTS (Cost $2,334,831)		2,334,708

TOTAL INVESTMENTS — 100.0% (Cost $109,214,982) (j)		107,177,588

Other Assets/(Liabilities) — (0.0)%		(451)

NET ASSETS — 100.0%		$107,177,137

Abbreviation Legend

FRN	Floating Rate Note
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $85,180,225 or 79.48% of net assets.

(b)	Security is perpetual and has no stated maturity date.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $1,778,019 or 1.66% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $637,654 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2021, these securities amounted to a value of $1,654,636 or 1.54% of net assets.

(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2021.

The accompanying notes are an integral part of the financial statements.

75

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(g)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(h)	Represents investment of security lending cash collateral. (Note 2).
(i)

Maturity value of $1,496,550. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $1,526,481.

(j)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/15/21	CNH	890,500	USD	138,302	$(283)
Bank of America N.A.*	12/17/21	CNH	337,508	USD	51,844	205
BNP Paribas SA*	10/15/21	CNH	445,250	USD	69,086	(77)
BNP Paribas SA*	11/19/21	USD	497,353	EUR	421,519	8,663
Citibank N.A.*	11/19/21	USD	244,767	EUR	207,614	4,068
Goldman Sachs International*	10/15/21	CNH	445,250	USD	68,987	22
Goldman Sachs International*	10/15/21	USD	275,223	CNH	1,781,000	(813)
HSBC Bank USA*	12/17/21	CNH	413,353	USD	63,570	175
Morgan Stanley & Co. LLC*	11/19/21	USD	743,004	EUR	629,133	13,615
Morgan Stanley & Co. LLC*	12/17/21	USD	115,454	CNH	750,861	(342)
						$25,233

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/21/21	18	$3,526,760	$(87,635)

The accompanying notes are an integral part of the financial statements.

76

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

OTC Credit Default Swaps - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Counterparty	Credit Rating	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Republic of Argentina	5.000%	Quarterly	Barclays Bank PLC*	CCC+**	12/20/25	USD	75,000	$(31,595)	$(17,813)	$(13,782)

*	Contracts are subject to a Master Netting Agreement.
**

Rating represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the creditworthiness of the underlying issuer. As the credit rating declines, the likelihood of payment by the fund increases. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

CNH	Offshore Chinese Yuan
EGP	Egyptian Pound
EUR	Euro
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

77

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 99.0%
COMMON STOCK — 96.6%
Basic Materials — 2.7%
Chemicals — 1.8%
International Flavors & Fragrances, Inc.	29,349	$3,924,548
Linde PLC	70,670	20,733,165
PPG Industries, Inc.	44,518	6,366,519
The Sherwin-Williams Co.	38,530	10,777,997
		41,802,229
Forest Products & Paper — 0.9%
International Paper Co.	340,499	19,040,704
		60,842,933
Communications — 22.5%
Advertising — 0.1%
The Trade Desk, Inc. Class A (a)	47,100	3,311,130
Internet — 20.6%
Airbnb, Inc. Class A (a)	4,176	700,524
Alibaba Group Holding Ltd. Sponsored ADR (a)	29,269	4,333,275
Alphabet, Inc. Class A (a)	15,951	42,645,318
Alphabet, Inc. Class C (a)	47,857	127,553,741
Amazon.com, Inc. (a)	31,711	104,171,903
Booking Holdings, Inc. (a)	3,916	9,296,075
Bright Health Group, Inc. (a) (b)	58,834	480,085
Coupang, Inc. (a)	96,920	2,699,222
DoorDash, Inc., Class A (a)	36,719	7,563,380
Facebook, Inc. Class A (a)	179,872	61,046,758
Farfetch Ltd. Class A (a)	115,155	4,316,009
IAC/InterActiveCorp (a)	4,401	573,406
Kuaishou Technology (a) (c)	10,900	115,267
Match Group, Inc. (a)	51,038	8,012,456
Meituan Class B (a) (c)	78,000	2,435,682
Netflix, Inc. (a)	35,717	21,799,514
Pinduoduo, Inc. ADR (a)	24,300	2,203,281
Pinterest, Inc. Class A (a)	78,621	4,005,740
Sea Ltd. ADR (a)	77,298	24,637,192
Shopify, Inc. Class A (a)	3,685	4,996,049
Snap, Inc. Class A (a)	319,151	23,575,684
Spotify Technology SA (a)	43,911	9,894,905
Tencent Holdings Ltd.	112,900	6,619,803
VeriSign, Inc. (a)	4,696	962,727
Vimeo, Inc. (a)	25,837	758,833
		475,396,829
Media — 1.0%
Charter Communications, Inc. Class A (a)	1,597	1,161,913
Comcast Corp. Class A	87,685	4,904,222

	Number of Shares	Value
The Walt Disney Co. (a)	102,181	$17,285,960
		23,352,095
Telecommunications — 0.8%
Motorola Solutions, Inc.	1,010	234,643
T-Mobile US, Inc. (a)	134,909	17,235,974
		17,470,617
		519,530,671
Consumer, Cyclical — 6.2%
Airlines — 0.2%
Delta Air Lines, Inc. (a)	16,713	712,141
Southwest Airlines Co. (a)	52,159	2,682,537
		3,394,678
Apparel — 0.3%
NIKE, Inc. Class B	43,890	6,374,145
Auto Manufacturers — 0.3%
Ferrari NV	37,018	7,741,204
Auto Parts & Equipment — 0.1%
Aptiv PLC (a)	7,604	1,132,768
Entertainment — 0.1%
DraftKings, Inc. Class A (a) (b)	60,745	2,925,479
Lodging — 1.6%
Hilton Worldwide Holdings, Inc. (a)	86,794	11,466,355
Las Vegas Sands Corp. (a)	93,313	3,415,256
Marriott International, Inc. Class A (a)	73,375	10,866,104
MGM Resorts International	154,463	6,665,079
Wynn Resorts Ltd. (a)	63,647	5,394,083
		37,806,877
Retail — 3.6%
AutoZone, Inc. (a)	243	412,611
Carvana Co. (a)	13,577	4,094,009
Chipotle Mexican Grill, Inc. (a)	4,112	7,473,642
The Home Depot, Inc.	26,129	8,577,105
Lululemon Athletica, Inc. (a)	21,247	8,598,661
McDonald’s Corp.	9,360	2,256,790
Ross Stores, Inc.	117,287	12,766,690
Starbucks Corp.	73,126	8,066,529
The TJX Cos., Inc.	138,171	9,116,523
Walmart, Inc.	46,612	6,496,780
Yum! Brands, Inc.	132,851	16,249,006
		84,108,346
		143,483,497
Consumer, Non-cyclical — 15.9%
Beverages — 0.2%
The Coca-Cola Co.	28,086	1,473,672
Keurig Dr Pepper, Inc.	35,185	1,201,920

The accompanying notes are an integral part of the financial statements.

78

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PepsiCo, Inc.	13,907	$2,091,752
		4,767,344
Biotechnology — 0.2%
Argenx SE ADR (a)	7,004	2,115,208
Incyte Corp. (a)	29,386	2,021,169
		4,136,377
Commercial Services — 2.6%
Affirm Holdings, Inc. (a)	11,106	1,323,058
Afterpay Ltd. (a)	96,132	8,316,488
Ant International Co. Ltd., Class C (Acquired 6/07/18, Cost $1,171,890) (a) (d) (e) (f)	208,893	1,125,933
Cintas Corp.	18,419	7,011,377
Global Payments, Inc.	46,850	7,382,623
MarketAxess Holdings, Inc.	4,276	1,798,871
PayPal Holdings, Inc. (a)	37,676	9,803,672
S&P Global, Inc.	16,361	6,951,625
Square, Inc. Class A (a)	12,800	3,069,952
StoneCo Ltd. Class A (a)	38,504	1,336,859
Toast, Inc., Class A (a)	4,335	216,533
TransUnion	53,589	6,018,581
United Rentals, Inc. (a)	15,067	5,287,462
		59,643,034
Food — 0.1%
Mondelez International, Inc. Class A	41,423	2,409,990
Health Care – Products — 5.6%
Abbott Laboratories	30,550	3,608,872
Align Technology, Inc. (a)	3,763	2,504,013
Avantor, Inc. (a)	125,806	5,145,465
Boston Scientific Corp. (a)	21,659	939,784
Danaher Corp.	111,019	33,798,624
Intuitive Surgical, Inc. (a)	15,651	15,559,442
Medtronic PLC	153,762	19,274,067
PerkinElmer, Inc.	23,824	4,128,461
Steris PLC	2,216	452,685
Stryker Corp.	59,573	15,710,592
Teleflex, Inc.	14,599	5,497,253
Thermo Fisher Scientific, Inc.	38,668	22,092,188
Zimmer Biomet Holdings, Inc.	6,319	924,849
		129,636,295
Health Care – Services — 3.2%
Anthem, Inc.	50,652	18,883,066
Centene Corp. (a)	137,587	8,573,046
HCA Healthcare, Inc.	98,585	23,928,551
Humana, Inc.	7,522	2,927,186
UnitedHealth Group, Inc.	51,835	20,254,008
		74,565,857

	Number of Shares	Value
Household Products & Wares — 0.2%
Avery Dennison Corp.	17,503	$3,626,796
Kimberly-Clark Corp.	14,104	1,867,934
		5,494,730
Pharmaceuticals — 3.8%
AbbVie, Inc.	50,764	5,475,913
AstraZeneca PLC Sponsored ADR	377,252	22,657,755
Bausch Health Cos., Inc. (a)	21,680	603,788
Becton Dickinson and Co.	37,365	9,185,064
Cigna Corp.	36,311	7,268,010
Elanco Animal Health, Inc. (a)	251,604	8,023,652
Eli Lilly & Co.	109,285	25,250,299
Johnson & Johnson	14,459	2,335,128
Pfizer, Inc.	124,424	5,351,476
Zoetis, Inc.	5,333	1,035,349
		87,186,434
		367,840,061
Energy — 0.1%
Oil & Gas — 0.1%
EOG Resources, Inc.	23,844	1,913,958
Financial — 15.6%
Banks — 5.7%
Bank of America Corp.	529,112	22,460,804
The Bank of New York Mellon Corp.	21,953	1,138,043
Citigroup, Inc.	136,710	9,594,308
The Goldman Sachs Group, Inc.	45,489	17,196,207
JP Morgan Chase & Co.	4,837	791,769
Morgan Stanley	499,440	48,600,506
Wells Fargo & Co.	682,519	31,675,707
		131,457,344
Diversified Financial Services — 3.5%
Apollo Global Management, Inc. (b)	25,767	1,586,990
The Charles Schwab Corp.	342,257	24,930,000
Maplebear, Inc. (Non-Voting) (Acquired 8/07/20, Cost $14,781) (a) (d) (e) (f)	319	39,875
Maplebear, Inc. (Voting) (Acquired 8/07/20, Cost $282,637) (a) (d) (e) (f)	6,100	762,500
Mastercard, Inc. Class A	46,771	16,261,341
SoFi Technologies, Inc. (a)	185,524	2,946,121
Tradeweb Markets, Inc. Class A	25,969	2,097,776
Visa, Inc. Class A	137,727	30,678,689
XP, Inc. Class A (a)	57,498	2,309,695
		81,612,987
Insurance — 3.9%
American International Group, Inc.	617,950	33,919,275
Chubb Ltd.	73,452	12,742,453

The accompanying notes are an integral part of the financial statements.

79

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Equitable Holdings, Inc.	266,801	$7,907,982
The Hartford Financial Services Group, Inc.	182,891	12,848,093
Marsh & McLennan Cos., Inc.	31,929	4,835,008
MetLife, Inc.	151,172	9,331,847
RenaissanceRe Holdings Ltd.	5,339	744,257
The Travelers Cos., Inc.	46,872	7,125,013
		89,453,928
Real Estate Investment Trusts (REITS) — 2.5%
Alexandria Real Estate Equities, Inc.	22,229	4,247,295
American Tower Corp.	2,654	704,398
Camden Property Trust	50,242	7,409,188
Equity LifeStyle Properties, Inc.	70,764	5,526,668
Equity Residential	12,457	1,008,020
Prologis, Inc.	204,371	25,634,255
Welltower, Inc.	135,099	11,132,158
Weyerhaeuser Co.	48,771	1,734,784
		57,396,766
		359,921,025
Industrial — 9.8%
Aerospace & Defense — 0.8%
Airbus SE (a)	58,824	7,723,304
Howmet Aerospace, Inc.	41,411	1,292,023
Teledyne Technologies, Inc. (a)	20,242	8,695,558
		17,710,885
Building Materials — 0.1%
Martin Marietta Materials, Inc.	6,513	2,225,362
Electrical Components & Equipment — 0.5%
Generac Holdings, Inc. (a)	15,967	6,525,234
Schneider Electric SE	23,691	3,938,869
		10,464,103
Electronics — 1.7%
Agilent Technologies, Inc.	95,006	14,966,295
Amphenol Corp. Class A	17,658	1,293,095
Fortive Corp.	102,136	7,207,738
Honeywell International, Inc.	42,072	8,931,044
Hubbell, Inc.	40,989	7,405,483
TE Connectivity Ltd.	4,443	609,668
		40,413,323
Engineering & Construction — 0.4%
Jacobs Engineering Group, Inc.	69,137	9,162,727
Environmental Controls — 0.5%
Republic Services, Inc.	78,845	9,466,131
Waste Connections, Inc.	9,726	1,224,795
		10,690,926
Machinery – Construction & Mining — 0.2%
Caterpillar, Inc.	22,848	4,386,131

	Number of Shares	Value
Miscellaneous - Manufacturing — 2.3%
General Electric Co.	414,898	$42,746,941
Illinois Tool Works, Inc.	8,829	1,824,336
Siemens AG Registered	58,278	9,579,558
		54,150,835
Packaging & Containers — 1.3%
Packaging Corp. of America	67,338	9,254,935
WestRock Co.	436,176	21,734,650
		30,989,585
Transportation — 2.0%
CSX Corp.	237,719	7,069,763
FedEx Corp.	34,659	7,600,372
Norfolk Southern Corp.	62,254	14,894,269
Union Pacific Corp.	32,110	6,293,881
United Parcel Service, Inc. Class B	58,956	10,735,888
		46,594,173
		226,788,050
Technology — 21.1%
Computers — 2.3%
Accenture PLC Class A	3,516	1,124,839
Apple, Inc.	364,022	51,509,113
		52,633,952
Office & Business Equipment — 0.1%
Zebra Technologies Corp. Class A (a)	3,941	2,031,270
Semiconductors — 4.8%
Advanced Micro Devices, Inc. (a)	90,501	9,312,553
Analog Devices, Inc.	80,182	13,428,881
Applied Materials, Inc.	135,407	17,430,943
ASML Holding NV	27,289	20,333,307
Broadcom, Inc.	24,934	12,091,245
KLA Corp.	14,928	4,993,565
Microchip Technology, Inc.	26,036	3,996,266
Micron Technology, Inc.	27,981	1,986,091
NVIDIA Corp.	34,574	7,162,350
NXP Semiconductor NV	18,743	3,671,191
QUALCOMM, Inc.	68,556	8,842,353
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR Sponsored ADR	61,261	6,839,791
Texas Instruments, Inc.	12,405	2,384,365
		112,472,901
Software — 13.9%
Avalara, Inc. (a)	21,893	3,826,240
Bill.com Holdings, Inc. (a)	3,632	969,562
Black Knight, Inc. (a)	64,031	4,610,232
Broadridge Financial Solutions, Inc.	6,211	1,035,001

The accompanying notes are an integral part of the financial statements.

80

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Celonis SE (Acquired 6/17/21, Cost $435,243) (a) (d) (e) (f)	1,177	$435,243
Ceridian HCM Holding, Inc. (a)	19,708	2,219,515
Coupa Software, Inc. (a)	3,985	873,432
Datadog, Inc. Class A (a)	38,158	5,393,633
Epic Games, Inc. (Acquired 6/18/20-3/29/21, Cost $2,419,150) (a) (d) (e) (f)	3,660	3,519,493
Fidelity National Information Services, Inc.	6,865	835,333
Fiserv, Inc. (a)	169,327	18,371,979
Intuit, Inc.	44,209	23,851,198
Microsoft Corp.	554,936	156,447,557
MongoDB, Inc. (a)	14,646	6,905,735
MSCI, Inc.	4,593	2,794,106
Paycom Software, Inc. (a)	5,835	2,892,701
ROBLOX Corp. Class A (a) (b)	34,224	2,585,623
Roper Technologies, Inc.	21,737	9,697,528
salesforce.com, Inc. (a)	120,298	32,627,224
SentinelOne Inc. Class A (a) (b)	51,331	2,749,802
ServiceNow, Inc. (a)	23,296	14,496,402
Snowflake, Inc. Class A (a)	7,088	2,143,624
Splunk, Inc. (a)	27,361	3,959,410
Stripe, Inc., Class B (Acquired 12/17/19, Cost $295,694) (a) (d) (e) (f)	18,846	937,965
UiPath, Inc. Class A (a)	98,354	5,174,404
Workday, Inc. Class A (a)	11,424	2,854,743
Zoom Video Communications, Inc. Class A (a)	33,099	8,655,389
		320,863,074
		488,001,197
Utilities — 2.7%
Electric — 2.7%
AES Corp.	137,026	3,128,304
Ameren Corp.	3,556	288,036
CMS Energy Corp.	18,666	1,114,920
Dominion Energy, Inc.	79,926	5,836,196
Evergy, Inc.	18,270	1,136,394
Eversource Energy	36,023	2,945,240
Exelon Corp.	21,479	1,038,295
NextEra Energy, Inc.	199,603	15,672,828
Sempra Energy	166,786	21,098,429
The Southern Co.	108,049	6,695,797
WEC Energy Group, Inc.	12,419	1,095,356
Xcel Energy, Inc.	36,450	2,278,125
		62,327,920

	Number of Shares	Value
Gas — 0.0%
Atmos Energy Corp.	7,830	$690,606
		63,018,526

TOTAL COMMON STOCK (Cost $1,706,698,272)		2,231,339,918

PREFERRED STOCK — 2.4%
Consumer, Cyclical — 2.0%
Auto Manufacturers — 1.9%
Aurora Innovation, Inc., Series B (Acquired 3/01/19, Cost $ 439,191)
(a) (e) (f)	47,530	920,914
Nuro, Inc., Series C (Acquired 10/30/20-3/21/21, Cost $1,236,023)
(a) (d) (e) (f)	94,681	1,236,023
Rivian Automotive, Inc., Series D (Acquired 12/23/19, Cost $2,157,599)
(a) (d) (e) (f)	200,819	14,264,174
Rivian Automotive, Inc., Series E (Acquired 7/10/20, Cost $4,935,331)
(a) (d) (e) (f)	318,614	22,631,152
Rivian Automotive, Inc., Series F (Acquired 1/19/21, Cost $2,283,410)
(a) (d) (e) (f)	61,965	4,401,374
Waymo LLC, Series A-2 (Acquired 5/08/20, Cost $748,934)
(a) (d) (e) (f)	8,722	799,999
		44,253,636
Auto Parts & Equipment — 0.1%
GM Cruise Holdings, LLC, Class F (Acquired 5/07/19, Cost $ 921,625)
(a) (d) (e) (f)	50,500	1,330,675
GM Cruise Holdings, LLC, Class G (Acquired 1/21/21, Cost $979,851)
(a) (d) (e) (f)	37,186	979,851
		2,310,526
Consumer, Non-cyclical — 0.0%
Commercial Services — 0.0%
Redwood Materials, Inc., Series C (Acquired 5/28/21, Cost $1,059,705)
(a) (d) (e) (f)	22,355	1,059,705
Financial — 0.1%
Investment Companies — 0.1%
Maplebear, Inc., Series A (Acquired 11/18/20, Cost $53,081)
(a) (d) (e) (f)	870	108,750

The accompanying notes are an integral part of the financial statements.

81

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Maplebear, Inc., Series G (Acquired 7/02/20, Cost $599,129)
(a) (d) (e) (f)	12,458	$1,557,250
Maplebear, Inc., Series I (Acquired 2/26/21, Cost $240,750)
(a) (d) (e) (f)	1,926	240,750
		1,906,750
Industrial — 0.0%
Electrical Components & Equipment — 0.0%
Sila Nanotechnologies, Inc., Series F (Acquired 1/07/21, Cost $760,988) (a) (d) (e) (f)	18,438	760,988
Technology — 0.1%
Software — 0.1%
Celonis SE, Series D (Acquired 6/17/21, Cost $1,135,255) (a) (d) (e) (f)	3,070	1,135,255
Rappi, Inc., Series E (Acquired 9/08/20-9/24/20, Cost $1,092,516) (a) (d) (e) (f)	18,286	1,178,041
		2,313,296
Utilities — 0.2%
Electric — 0.2%
The AES Corp. Convertible 6.875%	24,130	2,326,132
The Southern Co. Convertible 6.750%	25,817	1,316,925
		3,643,057

TOTAL PREFERRED STOCK (Cost $22,376,171)		56,247,958

TOTAL EQUITIES (Cost $1,729,074,443)		2,287,587,876

MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (g)	2,601,335	2,601,335

TOTAL MUTUAL FUNDS (Cost $2,601,335)		2,601,335

TOTAL LONG-TERM INVESTMENTS (Cost $1,731,675,778)		2,290,189,211

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 1.2%
Mutual Fund — 1.0%
T. Rowe Price Government Reserve Investment Fund	22,738,739	$22,738,739
	Principal Amount
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (h)	$3,371,460	3,371,460

TOTAL SHORT-TERM INVESTMENTS (Cost $26,110,199)		26,110,199

TOTAL INVESTMENTS — 100.3% (Cost $1,757,785,977) (i)		2,316,299,410

Other Assets/(Liabilities) — (0.3)%		(6,673,503)

NET ASSETS — 100.0%		$2,309,625,907

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $8,191,545 or 0.35% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $5,776,676 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $2,550,949 or 0.11% of net assets.

(d)	Investment was valued using significant unobservable inputs.
(e)

Restricted security. Certain securities are restricted as to resale. At September 30, 2021, these securities amounted to a value of $59,425,910 or 2.57% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $59,425,910 or 2.57% of net assets.

(g)	Represents investment of security lending cash collateral. (Note 2).

The accompanying notes are an integral part of the financial statements.

82

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(h)

Maturity value of $3,371,460. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $3,438,934.

(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

83

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments
September 30, 2021

	Principal Amount	Value
BONDS & NOTES — 97.5%
CORPORATE DEBT — 6.0%
Auto Manufacturers — 0.5%
Hyundai Capital America
0.875% 6/14/24 (a)	$535,000	$532,190
1.150% 11/10/22 (a)	160,000	160,888
1.250% 9/18/23 (a)	285,000	287,482
Nissan Motor Co. Ltd.
3.043% 9/15/23 (a)	200,000	208,037
Volkswagen Group of America Finance LLC
0.875% 11/22/23 (a)	260,000	261,281
		1,449,878
Banks — 1.0%
Bank of America Corp. SOFR + .410%
0.523% VRN 6/14/24	750,000	748,938
Bank of Montreal
0.625% 7/09/24	575,000	573,711
The Goldman Sachs Group, Inc. SOFR + .505%
0.657% VRN 9/10/24	750,000	750,065
Mitsubishi UFJ Financial Group, Inc. 1 year CMT + .550%
0.953% VRN 7/19/25	700,000	700,692
		2,773,406
Beverages — 0.1%
JDE Peet’s NV
0.800% 9/24/24 (a)	150,000	149,543
Building Materials — 0.1%
Martin Marietta Materials, Inc.
0.650% 7/15/23	170,000	170,318
Commercial Services — 0.2%
HPHT Finance 17 Ltd.
2.750% 9/11/22 (a)	450,000	457,465
Computers — 0.2%
HCL America, Inc.
1.375% 3/10/26 (a)	600,000	592,933
Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.450% 12/16/21	350,000	351,653
Air Lease Corp.
3.500% 1/15/22	455,000	458,932
Ally Financial, Inc.
1.450% 10/02/23	160,000	162,391
Avolon Holdings Funding Ltd.
4.250% 4/15/26 (a)	115,000	123,640

	Principal Amount	Value
Park Aerospace Holdings Ltd.
5.250% 8/15/22 (a)	$425,000	$440,271
		1,536,887
Electric — 1.0%
Abu Dhabi National Energy Co. PJSC
3.875% 5/06/24 (a)	200,000	215,000
Alexander Funding Trust
1.841% 11/15/23 (a)	730,000	743,949
China Huaneng Group Hong Kong Treasury Management Holding Ltd.
1.600% 1/20/26 (a)	303,000	302,209
Consorcio Transmantaro SA
4.375% 5/07/23 (a) (b)	300,000	313,938
Pacific Gas and Electric Co. 3 mo. USD LIBOR + 1.375%
1.500% FRN 11/15/21	750,000	750,350
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.500% 11/22/21 (a)	450,000	451,984
		2,777,430
Food — 0.1%
Mondelez International Holdings Netherlands BV
0.750% 9/24/24 (a)	340,000	339,080
Insurance — 0.1%
Brighthouse Financial Global Funding
0.600% 6/28/23 (a)	280,000	280,178
Iron & Steel — 0.2%
POSCO
2.375% 1/17/23 (a)	200,000	204,039
4.000% 8/01/23 (a)	230,000	242,965
		447,004
Leisure Time — 0.0%
YMCA of Greater New York
2.303% 8/01/26	70,000	70,211
Oil & Gas — 0.7%
Bharat Petroleum Corp. Ltd.
4.375% 1/24/22 (a)	400,000	404,132
Ecopetrol SA
5.875% 9/18/23	475,000	511,575
Pertamina Persero PT
4.300% 5/20/23 (a)	250,000	262,815
4.875% 5/03/22 (a)	200,000	204,555
SA Global Sukuk Ltd.
0.946% 6/17/24 (a)	500,000	495,060
Saudi Arabian Oil Co.
1.250% 11/24/23 (a)	200,000	201,280
		2,079,417

The accompanying notes are an integral part of the financial statements.

84

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pharmaceuticals — 0.3%
Perrigo Finance Unlimited Co.
3.900% 12/15/24	$700,000	$741,973
Pipelines — 0.3%
Energy Transfer LP
4.250% 3/15/23	582,000	606,485
Gray Oak Pipeline LLC
2.000% 9/15/23 (a)	30,000	30,571
Plains All American Pipeline LP/PAA Finance Corp.
3.850% 10/15/23	215,000	226,030
		863,086
Real Estate — 0.4%
MAF Sukuk Ltd.
4.500% 11/03/25 (a)	700,000	770,987
Vanke Real Estate Hong Kong Co. Ltd.
4.150% 4/18/23 (a)	250,000	259,120
		1,030,107
Retail — 0.0%
Nordstrom, Inc.
2.300% 4/08/24	60,000	60,004
Trucking & Leasing — 0.2%
DAE Funding LLC
1.550% 8/01/24 (a)	200,000	198,172
SMBC Aviation Capital Finance DAC
3.000% 7/15/22 (a)	370,000	376,553
		574,725

TOTAL CORPORATE DEBT (Cost $14,293,590)		16,393,645

MUNICIPAL OBLIGATIONS — 0.4%
California State University, Revenue,
Revenue Bond, 0.563% 11/01/24	125,000	124,467
City & County of Denver Co. Airport System Revenue
Revenue Bond, 0.877% 11/15/23	20,000	20,181
Revenue Bond, 1.115% 11/15/24	30,000	30,379
City of Atlanta GA Water & Wastewater Revenue
Revenue Bond, 0.191% 11/01/21	15,000	15,000
Revenue Bond, 0.271% 11/01/22	15,000	14,999
Revenue Bond, 0.407% 11/01/23	15,000	14,976
Revenue Bond, 0.616% 11/01/24	15,000	14,942
Dallas Area Rapid Transit
Revenue Bond, 0.297% 12/01/21	20,000	20,007
Revenue Bond, 0.397% 12/01/22	15,000	15,034
Revenue Bond, 0.541% 12/01/23	10,000	10,023

	Principal Amount	Value
Revenue Bond, 0.761% 12/01/24	$10,000	$10,021
New York Transportation Development Corp.
Revenue Bond, 1.360% 12/01/21	20,000	20,029
Revenue Bond, 1.610% 12/01/22	15,000	15,171
Oklahoma Turnpike Authority, Revenue Bond,
0.491% 1/01/22	30,000	30,024
State of Illinois, General Obligation,
2.840% 10/01/23	485,000	495,641
Tobacco Settlement Finance Authority
Revenue Bond, 0.947% 6/01/22	30,000	30,093
Revenue Bond, 1.193% 6/01/23	50,000	50,351
Revenue Bond, 1.497% 6/01/24	65,000	65,623

TOTAL MUNICIPAL OBLIGATIONS (Cost $985,000)		996,961

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.5%
Automobile Asset-Backed Securities — 0.4%
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C
1.060% 8/18/26	120,000	120,710
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class A
2.970% 3/20/24 (a)	310,000	320,018
Exeter Automobile Receivables Trust, Series 2020-1A, Class B
2.260% 4/15/24 (a)	77,431	77,599
Santander Drive Auto Receivables Trust, Series 2020-4, Class C
1.010% 1/15/26	195,000	196,304
Santander Retail Auto Lease Trust
Series 2019-C, Class C, 2.390% 11/20/23 (a)	230,000	233,581
Series 2019-B, Class C, 2.770% 8/21/23 (a)	170,000	172,246
		1,120,458
Commercial Mortgage-Backed Securities — 0.4%
BX Commercial Mortgage Trust, Series 2019-IMC, Class C, 1 mo. USD LIBOR + 1.600%
1.684% FRN 4/15/34 (a)	210,000	209,344
Commercial Mortgage Pass-Through Certificates
Series 2014-UBS4, Class AM, 3.968% 8/10/47	250,000	265,560

The accompanying notes are an integral part of the financial statements.

85

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2014-UBS2, Class AM, 4.199% 3/10/47	$100,000	$106,011
Extended Stay America Trust, Series 2021-ESH, Class B, 1 mo. USD LIBOR + 1.380%
1.464% FRN 7/15/38 (a)	258,654	259,785
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class C
3.750% 12/10/36 (a)	295,000	309,770
New Orleans Hotel Trust, Series 2019-HNLA, Class C, 1 mo. USD LIBOR + 1.589%
1.673% FRN 4/15/32 (a)	100,000	98,879
		1,249,349
Other Asset-Backed Securities — 1.1%
BlueMountain CLO Ltd., Series 2012-2A, Class AR2, 3 mo. USD LIBOR + 1.050%
1.181% FRN 11/20/28 (a)	171,785	171,810
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A
3.280% 9/26/33 (a)	54,469	56,833
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A
2.730% 4/25/28 (a)	296,100	304,142
HPEFS Equipment Trust, Series 2021-2A, Class C
0.880% 9/20/28 (a)	360,000	358,878
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class AR, 3 mo. USD LIBOR + 1.070%
1.210% FRN 7/15/33 (a)	475,000	475,077
Magnetite XXV Ltd., Series 2020-25A, Class A, 3 mo. USD LIBOR + 1.200%
1.325% FRN 1/25/32 (a)	250,000	250,080
MVW Owner Trust, Series 2018-1A, Class A
3.450% 1/21/36 (a)	91,556	95,139
OZLM Ltd., Series 2014-8A, Class A1RR, 3 mo. USD LIBOR + 1.170%
1.304% FRN 10/17/29 (a)	248,048	248,066
Reese Park CLO Ltd., Series 2020-1A, Class A1, 3 mo. USD LIBOR + 1.320%
1.446% FRN 10/15/32 (a)	490,000	490,048
Sierra Receivables Funding LLC, Series 2019-3A, Class A
2.340% 8/20/36 (a)	66,637	67,942

	Principal Amount	Value
Towd Point Mortgage Trust
Series 2017-6, Class A1, 2.750% VRN 10/25/57 (a) (c)	$112,593	$114,753
Series 2018-2, Class A1, 3.250% VRN 3/25/58 (a) (c)	131,024	135,407
Series 2018-5, Class A1A, 3.250% VRN 7/25/58 (a) (c)	91,829	94,388
Series 2015-6, Class A1, 3.500% VRN 4/25/55 (a) (c)	18,498	18,556
Series 2018-3, Class A1, 3.750% VRN 5/25/58 (a) (c)	64,028	66,534
		2,947,653
Student Loans Asset-Backed Securities — 0.6%
Navient Private Education Refi Loan Trust, Series 2019-GA, Class A
2.400% 10/15/68 (a)	184,687	187,742
Navient Private Education Refi Loan Trust 2021-E, Series 2021-EA, Class A
0.970% 12/16/69 (a)	221,025	220,338
Nelnet Student Loan Trust, Series 2021-CA, Class AFX
1.320% 4/20/62 (a)	715,000	711,295
SMB Private Education Loan Trust
Series 2016-B, Class A2A, 2.430% 2/17/32 (a)	152,563	155,448
Series 2017-B, Class A2A, 2.820% 10/15/35 (a)	261,785	270,235
Series 2017-A, Class A2A, 2.880% 9/15/34 (a)	90,147	92,958
		1,638,016
Whole Loan Collateral Collateralized Mortgage Obligations — 3.0%
Angel Oak Mortgage Trust, Series 2019-2, Class A1,
3.628% VRN 3/25/49 (a) (c)	41,389	41,856
Bayview MSR Opportunity Master Fund Trust, Series 2021-2, Class A5,
2.500% VRN 6/25/51 (a) (c)	425,378	436,221
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1,
2.720% VRN 7/25/49 (a) (c)	78,289	78,568
CSMC 2021-RPL6 Trust, Series 2021-RPL6, Class A1,
2.000% VRN 10/25/60 (a) (c)	380,295	386,229
Ellington Financial Mortgage Trust, Series 2019-2, Class A1,
2.739% VRN 11/25/59 (a) (c)	156,709	158,565
Flagstar Mortgage Trust, Series 2021-5INV, Class A5,
2.500% VRN 7/25/51 (a) (c)	451,372	461,753

The accompanying notes are an integral part of the financial statements.

86

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
FWD Securitization Trust, Series 2020-INV1, Class A3,
2.440% VRN 1/25/50 (a) (c)	$116,883	$117,929
Galton Funding Mortgage Trust
Series 2020-H1, Class A3, 2.617% VRN 1/25/60 (a) (c)	154,702	156,537
Series 2018-1, Class A33, 3.500% VRN 11/25/57 (a) (c)	121,228	122,901
Series 2019-2, Class A42, 3.500% VRN 6/25/59 (a) (c)	3,987	3,979
Series 2018-2, Class A31, 4.500% VRN 10/25/58 (a) (c)	64,976	66,461
GS Mortgage-Backed Securities Trust, Series 2021-PJ6, Class A8,
2.500% VRN 11/25/51 (a) (c)	748,716	764,779
Homeward Opportunities Fund I Trust, Series 2019-3, Class A3,
3.031% VRN 11/25/59 (a) (c)	83,082	83,400
JP Morgan Mortgage Trust
Series 2019-INV2, Class A3, 3.500% VRN 2/25/50 (a) (c)	38,887	39,540
Series 2020-LTV1, Class A4, 3.500% VRN 6/25/50 (a) (c)	5,176	5,166
Metlife Securitization Trust, Series 2018-1A, Class A,
3.750% VRN 3/25/57 (a) (c)	119,174	125,565
New Residential Mortgage Loan Trust
Series 2020-NQM1, Class A1, 2.464% VRN 1/26/60 (a) (c)	98,713	99,582
Series 2019-NQM5, Class A3, 3.065% VRN 11/25/59 (a) (c)	81,611	82,415
Onslow Bay Financial LLC
Series 2020-EXP1, Class 2A1, 1 mo. USD LIBOR + .750% 0.836% FRN 2/25/60 (a)	40,297	40,334
Series 2019-EXP3, Class 2A1, 1 mo. USD LIBOR + .900% 0.986% FRN 10/25/59 (a)	90,343	90,343
Series 2019-EXP3, Class 2A2, 1 mo. USD LIBOR + 1.100% 1.186% FRN 10/25/59 (a)	50,731	50,731
Series 2020-INV1, Class A21, 3.500% VRN 12/25/49 (a) (c)	54,237	55,303
Series 2020-EXP1, Class 1A9, 3.500% VRN 2/25/60 (a) (c)	96,703	98,642
Series 2019-EXP1, Class 1A3, 4.000% VRN 1/25/59 (a) (c)	115,293	117,220
Series 2019-EXP2, Class 1A3, 4.000% VRN 6/25/59 (a) (c)	158,861	164,007
Sequoia Mortgage Trust
Series 2017-CH1, Class A2, 3.500% VRN 8/25/47 (a) (c)	55,573	56,203

	Principal Amount	Value
Series 2017-CH1, Class A13, 4.000% VRN 8/25/47 (a) (c)	$151,096	$153,246
Series 2018-CH2, Class A3, 4.000% VRN 6/25/48 (a) (c)	18,929	19,240
Series 2018-CH3, Class A2, 4.000% VRN 8/25/48 (a) (c)	20,708	21,001
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (a) (c)	14,992	15,168
SG Residential Mortgage Trust
Series 2021-1, Class A1, 1.160% VRN 7/25/61 (a) (c)	562,120	564,231
Series 2019-3, Class A3, 3.082% VRN 9/25/59 (a) (c)	124,106	124,138
Starwood Mortgage Residential Trust
Series 2021-3, Class A1, 1.127% VRN 6/25/56 (a) (c)	588,818	588,235
Series 2020-1, Class A3, 2.562% VRN 2/25/50 (a) (c)	120,236	120,974
Series 2019-INV1, Class A1, 2.610% VRN 9/27/49 (a) (c)	89,734	90,831
Verus Securitization Trust
Series 2021-3, Class A1, 1.046% VRN 6/25/66 (a) (c)	539,781	541,409
Series 2020-1, Class A1, 2.417% STEP 1/25/60 (a)	179,639	181,476
Series 2020-1, Class A3, 2.724% STEP 1/25/60 (a)	199,458	201,127
Series 2019-4, Class A3, 3.000% STEP 11/25/59 (a)	431,248	436,014
Series 2019-3, Class A3, 3.040% STEP 7/25/59 (a)	276,727	278,865
Series 2019-INV3, Class A3, 3.100% VRN 11/25/59 (a) (c)	445,586	451,260
Wells Fargo Mortgage Backed Securities Trust, Series 2021-RR1, Class A3,
2.500% VRN 12/25/50 (a) (c)	376,543	385,148
		8,076,592

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $14,909,197)		15,032,068

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (d) — 1.8%
Collateralized Mortgage Obligations — 0.1%
Government National Mortgage Association Series 2019-65, Class B 3.500% 5/20/49	87,030	92,838

The accompanying notes are an integral part of the financial statements.

87

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pass-Through Securities — 0.5%
Government National Mortgage Association II TBA 2.000% 10/21/51 (e)	$280,000	$283,806
Uniform Mortgage Backed Securities TBA 2.000% 11/10/51 (e)	1,160,000	1,160,227
		1,444,033
Whole Loans — 1.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2021-HQA2, Class M1, SOFR30A + .700% 0.750% FRN 12/25/33 (a)	440,000	440,249
Series 2017-DNA3, Class M1, 1 mo. USD LIBOR + .750% 0.836% FRN 3/25/30	38,764	38,767
Series 2018-DNA3, Class M1, 1 mo. USD LIBOR + .750% 0.836% FRN 9/25/48 (a)	531	531
Series 2018-DNA2, Class M1, 1 mo. USD LIBOR + .800% 0.886% FRN 12/25/30 (a)	36,104	36,164
Series 2018-DNA3, Class M2AS, 1 mo. USD LIBOR + .900% 0.986% FRN 9/25/48 (a)	140,000	139,702
Series 2018-DNA2, Class M2AS, 1 mo. USD LIBOR + .950% 1.036% FRN 12/25/30 (a)	80,000	79,868
Series 2020-HQA5, Class M1, SOFR30A + 1.100% 1.150% FRN 11/25/50 (a)	33,451	33,464
Series 2017-DNA2, Class M1, 1 mo. USD LIBOR + 1.200% 1.286% FRN 10/25/29	47,678	47,678
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2018-C01, Class 1ED2, 1 mo. USD LIBOR + .850% 0.936% FRN 7/25/30	260,753	258,543
Series 2018-C03, Class 1EB2, 1 mo. USD LIBOR + .850% 0.936% FRN 10/25/30	440,000	429,193
Series 2018-C03, Class 1ED2, 1 mo. USD LIBOR + .850% 0.936% FRN 10/25/30	322,996	316,076
Series 2018-C02, Class 2EB2, 1 mo. USD LIBOR + .900% 0.986% FRN 8/25/30	123,393	120,424
Series 2018-C02, Class 2ED2, 1 mo. USD LIBOR + .900% 0.986% FRN 8/25/30	283,346	276,883

	Principal Amount	Value
Series 2017-C04, Class 2ED2, 1 mo. USD LIBOR + 1.100% 1.186% FRN 11/25/29	$361,786	$353,734
Series 2017-C05, Class 1ED3, 1 mo. USD LIBOR + 1.200% 1.286% FRN 1/25/30	222,796	219,389
Series 2017-C02, Class 2ED3, 1 mo. USD LIBOR + 1.350% 1.436% FRN 9/25/29	335,918	337,134
Series 2017-C06, Class 1M2B, 1 mo. USD LIBOR + 2.650% 2.736% FRN 2/25/30	205,000	207,666
		3,335,465

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $4,925,214)		4,872,336

U.S. TREASURY OBLIGATIONS — 83.8%
U.S. Treasury Bonds & Notes — 83.8%
U.S. Treasury Inflation Index
0.125% 7/15/24	6,570,885	7,014,591
0.125% 10/15/24	17,730,106	18,965,904
0.125% 4/15/25	36,477,214	39,132,261
0.125% 10/15/25	19,918,379	21,552,049
0.125% 4/15/26 (b)	20,152,328	21,816,469
0.250% 1/15/25	12,311,978	13,228,803
0.375% 7/15/23	18,203,718	19,177,665
0.375% 7/15/25	5,743,640	6,266,625
0.375% 1/15/27	4,180,963	4,614,684
0.500% 4/15/24	17,726,881	18,929,908
0.625% 1/15/24 (f)	25,107,340	26,786,393
0.625% 1/15/26	23,466,869	25,897,279
U.S. Treasury Note
0.750% 8/31/26 (f)	5,500,000	5,439,025
		228,821,656

TOTAL U.S. TREASURY OBLIGATIONS (Cost $227,175,718)		228,821,656

TOTAL BONDS & NOTES (Cost $262,288,719)		266,116,666

The accompanying notes are an integral part of the financial statements.

88

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 5.6%
Diversified Financial Services — 5.6%
State Street Navigator Securities Lending Government Money Market Portfolio (g)	15,278,900	$15,278,900

TOTAL MUTUAL FUNDS (Cost $15,278,900)		15,278,900

TOTAL LONG-TERM INVESTMENTS (Cost $277,567,619)		281,395,566

SHORT-TERM INVESTMENTS — 2.8%
Mutual Fund — 2.4%
T. Rowe Price Government Reserve Investment Fund	6,644,252	6,644,252
	Principal Amount
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (h)	$1,003,794	1,003,794

TOTAL SHORT-TERM INVESTMENTS (Cost $7,648,046)		7,648,046

TOTAL INVESTMENTS — 105.9% (Cost $285,215,665) (i)		289,043,612

Other Assets/(Liabilities) — (5.9)%		(16,183,551)

NET ASSETS — 100.0%		$272,860,061

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $24,583,778 or 9.01% of net assets.

(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $15,290,946 or 5.60% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $322,239 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2021.

(d)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $1,003,794. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $1,023,907.

(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

89

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/22/21	USD	544,100	CAD	690,000	$(648)
Citibank N.A.*	10/22/21	USD	282,948	AUD	390,000	977
Citibank N.A.*	10/22/21	AUD	1,130,000	USD	822,811	(5,819)
Citibank N.A.*	10/22/21	NZD	1,170,000	USD	822,988	(15,356)
Citibank N.A.*	11/19/21	USD	540,772	GBP	395,000	8,531
Goldman Sachs International*	10/22/21	USD	281,402	NZD	405,000	1,837
Goldman Sachs International*	11/19/21	GBP	600,000	USD	828,143	(19,676)
HSBC Bank USA*	10/22/21	USD	536,485	AUD	740,000	1,464
Morgan Stanley & Co. LLC*	10/22/21	USD	281,112	CAD	355,000	843
Morgan Stanley & Co. LLC*	10/22/21	CAD	1,045,000	USD	823,253	1,764
Morgan Stanley & Co. LLC*	10/22/21	USD	536,620	NZD	765,000	8,553
Morgan Stanley & Co. LLC*	11/19/21	EUR	235,000	USD	274,954	(2,506)
Morgan Stanley & Co. LLC*	11/19/21	USD	276,392	EUR	235,000	3,944
Morgan Stanley & Co. LLC*	11/19/21	USD	281,035	GBP	205,000	4,809
UBS AG*	11/19/21	EUR	460,000	USD	545,420	(12,117)
UBS AG*	11/19/21	USD	539,380	EUR	460,000	6,078
						$(17,322)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 10 Year	12/21/21	39	$5,127,954	$4,812
U.S. Treasury Note 2 Year	12/31/21	51	11,235,817	(13,028)
U.S. Treasury Note 5 Year	12/31/21	8	989,137	(7,199)
				$(15,415)

Centrally Cleared Credit Default Swap - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 37†	Fixed 1.00%	Quarterly	12/20/26	NR**	USD	5,490,000	$131,006	$131,391	$(385)

The accompanying notes are an integral part of the financial statements.

90

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

OTC Inflation-Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 1.60%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	2/21/23	USD	3,638,000	$182,664	$—	$182,664
Fixed 1.66%	Maturity	U.S. Consumer Price Index	Maturity	Barclays Bank PLC*	7/08/22	USD	1,250,000	53,856	—	53,856
Fixed 1.74%	Maturity	U.S. Consumer Price Index	Maturity	Barclays Bank PLC*	12/16/22	USD	2,800,000	131,086	—	131,086
Fixed 1.38%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/07/21	USD	3,416,115	125,509	—	125,509
Fixed 1.41%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/09/21	USD	3,416,115	123,753	—	123,753
Fixed 1.41%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/09/21	USD	3,417,770	123,812	—	123,812
Fixed 1.42%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/07/22	USD	3,420,000	185,359	—	185,359
Fixed 1.43%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/08/22	USD	1,710,000	92,126	—	92,126
Fixed 1.44%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/08/22	USD	1,710,000	92,073	—	92,073
Fixed 1.59%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	2/18/23	USD	1,311,000	65,877	—	65,877
Fixed 1.60%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	2/18/23	USD	1,789,000	89,702	—	89,702
Fixed 1.59%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	2/20/23	USD	2,867,000	144,650	—	144,650
Fixed 1.49%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	2/26/23	USD	2,061,000	110,738	—	110,738
Fixed 1.61%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs International*	2/21/23	USD	2,993,000	149,816	—	149,816
Fixed 1.57%	Maturity	U.S. Consumer Price Index	Maturity	HSBC Bank USA*	2/25/23	USD	2,241,000	114,973	—	114,973
Fixed 3.14%	Maturity	U.S. Consumer Price Index	Maturity	JP Morgan Chase Bank N.A.*	8/03/23	USD	4,650,000	27,714	—	27,714

The accompanying notes are an integral part of the financial statements.

91

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 2.30%	Maturity	U.S. Consumer Price Index	Maturity	JP Morgan Chase Bank N.A.*	2/22/24	USD	5,500,000	$236,619	$—	$236,619
Fixec 2.96%	Maturity	U.S. Consumer Price Index	Maturity	JP Morgan Chase Bank N.A.*	8/02/24	USD	5,501,000	37,309	—	37,309
Fixed 2.94%	Maturity	U.S. Consumer Price Index	Maturity	JP Morgan Chase Bank N.A.*	8/03/24	USD	1,567,000	11,468	—	11,468
Fixed 2.95%	Maturity	U.S. Consumer Price Index	Maturity	JP Morgan Chase Bank N.A.*	8/03/24	USD	3,133,000	21,207	—	21,207
Fixed 2.94%	Maturity	U.S. Consumer Price Index	Maturity	JP Morgan Chase Bank N.A.*	8/03/24	USD	2,200,000	16,101	—	16,101
Fixed 2.29%	Maturity	U.S. Consumer Price Index	Maturity	UBS AG*	6/05/23	USD	1,700,000	45,169	—	45,169
								$2,181,581	$—	$2,181,581

*	Contracts are subject to a Master Netting Agreement.
**

Rating represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
NZD	New Zealand Dollar
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

92

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 91.0%
COMMON STOCK — 90.1%
Australia — 6.8%
ALS Ltd.	40,570	$366,875
BHP Group Ltd. (a)	176,413	4,741,508
Centuria Office REIT (a)	101,068	183,531
Goodman Group	33,727	523,558
IGO Ltd.	91,182	572,603
Northern Star Resources Ltd.	246,523	1,518,515
OZ Minerals Ltd.	42,514	676,924
Perseus Mining Ltd. (b)	1,186,691	1,199,988
Rio Tinto Ltd.	11,911	846,396
Scentre Group	195,818	421,334
		11,051,232
Austria — 0.1%
Mayr Melnhof Karton AG	1,060	201,958
Belgium — 0.1%
Azelis Group NV (b)	2,858	90,047
Bermuda — 0.2%
Hongkong Land Holdings Ltd.	77,100	368,994
Brazil — 0.5%
Vale SA	58,557	819,793
Canada — 5.6%
Alamos Gold, Inc. Class A	19,231	138,319
Canadian Apartment Properties	6,823	318,417
Canadian National Railway Co.	704	81,583
Canadian Pacific Railway Ltd.	1,262	82,118
Dundee Precious Metals, Inc.	21,590	129,888
Enbridge, Inc. (a)	5,645	224,671
Enerflex Ltd.	27,500	201,484
ERO Copper Corp. (b)	48,827	865,825
Franco-Nevada Corp.	3,421	444,438
K92 Mining, Inc. (b)	107,126	515,078
Karora Resources, Inc. (b)	10,198	26,650
Kirkland Lake Gold Ltd.	36,377	1,515,278
MAG Silver Corp. (b)	33,219	538,148
Magna International, Inc.	1,115	83,893
Pan American Silver Corp.	7,400	172,198
Summit Industrial Income REIT	49,448	813,593
TC Energy Corp.	9,689	465,944
Wesdome Gold Mines Ltd. (b)	238,791	1,913,571
West Fraser Timber Co. Ltd.	2,423	204,078
Wheaton Precious Metals Corp.	7,644	287,751
		9,022,925
Cayman Islands — 0.7%
Bluescape Opportunities Acquisition Corp. (b)	11,882	122,028

	Number of Shares	Value
China Resources Mixc Lifestyle Services Ltd. (c)	49,400	$273,421
Huazhu Group Ltd. ADR (b)	7,519	344,821
Wharf Real Estate Investment Co. Ltd.	74,000	382,307
		1,122,577
Finland — 1.3%
Kojamo OYJ	26,255	542,413
Metso Outotec OYJ	85,528	779,493
Stora Enso OYJ Class R	13,773	228,690
UPM-Kymmene OYJ	15,254	538,958
		2,089,554
France — 2.7%
Air Liquide SA	2,618	418,898
Constellium SE (b)	34,964	656,624
Gecina SA	1,458	195,456
Legrand SA	2,226	238,746
Safran SA	654	81,999
Schneider Electric SE	2,359	392,208
TotalEnergies SE (a)	42,179	2,021,179
Verallia SA (c)	10,353	356,872
		4,361,982
Germany — 0.3%
Infineon Technologies AG	2,026	83,287
LEG Immobilien SE	3,325	470,427
		553,714
Hong Kong — 0.4%
Sun Hung Kai Properties Ltd.	59,000	733,214
Ireland — 0.6%
Linde PLC	3,462	1,015,681
Italy — 0.1%
Terna - Rete Elettrica Nazionale	23,066	163,603
Japan — 3.0%
Bridgestone Corp.	2,400	113,823
Daiwa Office Investment Corp.	53	357,168
Heiwa Real Estate Co. Ltd.	7,300	252,942
Hoshino Resorts REIT, Inc.	26	171,896
Industrial & Infrastructure Fund Investment Corp.	259	470,454
Japan Metropolitan Fund Invest	269	258,606
Kyoritsu Maintenance Co. Ltd. (a)	10,300	401,499
Mitsui Fudosan Co. Ltd.	39,000	928,976
Mitsui Fudosan Logistics Park, Inc.	83	439,599
Nippon Steel Corp.	34,900	624,597
Recruit Holdings Co. Ltd.	2,000	121,950
Shin-Etsu Chemical Co. Ltd.	1,500	252,997
SUMCO Corp.	10,300	206,801

The accompanying notes are an integral part of the financial statements.

93

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tokyo Tatemono Co. Ltd.	15,900	$251,850
		4,853,158
Kazakhstan — 0.4%
NAC Kazatomprom JSC	17,098	599,595
Luxembourg — 0.4%
Ardagh Metal Packaging SA (b)	7,090	70,617
Shurgard Self Storage SA	5,206	285,841
Tenaris SA	20,359	214,694
		571,152
Netherlands — 0.8%
Akzo Nobel NV	4,584	499,155
CTP NV (c)	18,576	404,631
Koninklijke DSM NV	1,926	384,967
		1,288,753
Norway — 1.4%
Aker BP ASA	10,579	340,361
Borregaard ASA	9,959	240,939
Equinor ASA	48,399	1,233,370
Norsk Hydro ASA	63,196	471,588
		2,286,258
Portugal — 0.6%
Galp Energia SGPS SA	82,488	934,172
Russia — 1.5%
Alrosa PJSC	737,090	1,339,784
MMC Norilsk Nickel PJSC	1,943	580,993
Polyus PJSC	3,279	536,993
		2,457,770
Singapore — 0.4%
CapitaLand Mall Trust	276,300	410,716
Mapletree Industrial Trust	103,745	212,098
		622,814
South Africa — 0.2%
Impala Platinum Holdings Ltd.	8,324	93,131
Sibanye Stillwater Ltd.	101,782	313,639
		406,770
Spain — 0.4%
Cellnex Telecom SA (c)	5,296	326,456
Iberdrola SA	17,478	174,562
Inmobiliaria Colonial SA	21,714	210,340
		711,358
Sweden — 4.8%
Atlas Copco AB Class B	3,879	198,293
Boliden AB	65,836	2,117,956
Epiroc AB Class A	70,213	1,447,255
Epiroc AB Class B	18,477	326,464
Fabege AB (a)	23,492	355,078

	Number of Shares	Value
Granges AB	64,148	$771,877
Hexpol AB	16,290	184,939
Lundin Energy AB (a)	14,567	540,751
Sandvik AB	69,163	1,578,447
Svenska Cellulosa AB Class B	15,198	234,851
		7,755,911
Switzerland — 0.1%
PSP Swiss Property AG Registered	1,556	187,190
United Kingdom — 5.4%
Anglo American PLC	18,787	648,055
Antofagasta PLC	33,430	600,608
Atotech Ltd. (b)	14,468	349,402
BHP Group PLC	67,207	1,675,019
Big Yellow Group PLC	11,563	216,391
Croda International PLC	3,502	399,913
Derwent London PLC	13,056	602,848
Great Portland Estates PLC	48,197	483,998
IMI PLC	6,634	147,821
Mondi PLC	23,919	584,639
Rio Tinto PLC	17,699	1,168,597
The UNITE Group PLC	20,661	300,305
The Weir Group PLC (b)	52,941	1,195,957
Whitbread PLC (b)	8,526	379,198
		8,752,751
United States — 51.3%
3M Co.	564	98,937
Acadia Realty Trust	66,973	1,366,919
AGCO Corp.	2,237	274,100
Agree Realty Corp.	145	9,603
Air Products & Chemicals, Inc.	2,174	556,783
Alamo Group, Inc.	1,233	172,040
Alaska Air Group, Inc. (b)	1,741	102,023
Albemarle Corp.	4,991	1,092,879
Alexandria Real Estate Equities, Inc.	12,854	2,456,014
Allegiant Travel Co. (b)	523	102,236
Ameren Corp.	4,290	347,490
American Campus Communities, Inc.	21,819	1,057,131
Apartment Income REIT Corp.	14,440	704,816
Apple Hospitality REIT, Inc.	77,694	1,222,127
AvalonBay Communities, Inc.	10,827	2,399,696
Avery Dennison Corp.	1,912	396,186
Ball Corp.	3,908	351,603
BWX Technologies, Inc.	1,513	81,490
Cactus, Inc. Class A	7,244	273,244
Camden Property Trust	20,526	3,026,969
Caterpillar, Inc.	10,486	2,012,997
CF Industries Holdings, Inc.	5,623	313,876
ChampionX Corp. (b)	10,697	239,185

The accompanying notes are an integral part of the financial statements.

94

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Chevron Corp.	11,218	$1,138,066
CMS Energy Corp.	4,280	255,644
ConocoPhillips	29,924	2,027,949
Copart, Inc. (b)	758	105,150
CoStar Group, Inc. (b)	1,000	86,060
CSX Corp.	2,721	80,923
CubeSmart	39,827	1,929,618
Darling Ingredients, Inc. (b)	5,056	363,526
Deere & Co.	1,321	442,627
Delta Air Lines, Inc. (b)	2,399	102,221
Devon Energy Corp.	24,018	852,879
Dominion Energy, Inc.	3,699	270,101
Douglas Emmett, Inc.	43,139	1,363,624
EastGroup Properties, Inc.	5,013	835,316
Element Solutions, Inc.	18,068	391,714
Entegris, Inc.	3,384	426,046
EOG Resources, Inc.	13,821	1,109,412
EPR Properties	1,365	67,404
Equinix, Inc.	3,733	2,949,555
Equity LifeStyle Properties, Inc.	31,060	2,425,786
Equity Residential	29,981	2,426,063
Essential Properties Realty Trust, Inc.	1,944	54,276
Essex Property Trust, Inc.	6,957	2,224,431
Federal Realty Investment Trust	3,903	460,515
Frontier Group Holdings, Inc. (b)	6,480	102,319
Halliburton Co.	7,152	154,626
Healthcare Realty Trust, Inc.	21,390	636,994
Healthcare Trust of America, Inc. Class A	21,263	630,661
Hess Corp.	4,276	333,998
Highwoods Properties, Inc.	8,903	390,486
Hilton Worldwide Holdings, Inc. (b)	1,518	200,543
Host Hotels & Resorts, Inc. (b)	8,527	139,246
The Howard Hughes Corp. (b)	7,535	661,648
Hubbell, Inc.	1,918	346,525
IDACORP, Inc.	1,622	167,682
Innovative Industrial Properties, Inc. (a)	72	16,644
International Paper Co.	12,267	685,971
JetBlue Airways Corp. (b)	6,599	100,899
Kadant, Inc.	1,110	226,551
Kilroy Realty Corp.	18,043	1,194,627
Kimco Realty Corp.	14,353	297,825
Knight-Swift Transportation Holdings, Inc.	2,234	114,269
Leidos Holdings, Inc.	863	82,960
Lexington Realty Trust	923	11,768
Lockheed Martin Corp.	262	90,416
Magnolia Oil & Gas Corp. Class A	17,142	304,956

	Number of Shares	Value
Marriott International, Inc. Class A (b)	4,723	$699,429
Martin Marietta Materials, Inc.	3,202	1,094,059
Mesa Air Group, Inc. (b)	1,454	11,138
National Retail Properties, Inc.	1,839	79,426
NextEra Energy, Inc.	3,419	268,460
Norfolk Southern Corp.	1,296	310,068
Northrop Grumman Corp.	328	118,129
Nucor Corp.	8,063	794,125
Old Dominion Freight Line, Inc.	417	119,254
Packaging Corp. of America	6,033	829,176
Pebblebrook Hotel Trust	44,915	1,006,545
Pioneer Natural Resources Co.	5,602	932,789
PPG Industries, Inc.	3,222	460,778
Prologis, Inc.	34,838	4,369,730
PS Business Parks, Inc.	5,597	877,274
Public Storage	6,785	2,015,824
Quaker Chemical Corp. (a)	1,035	246,040
Quanta Services, Inc.	2,341	266,453
Rayonier, Inc.	2,285	81,529
Realty Income Corp.	3,136	203,401
Regency Centers Corp.	20,446	1,376,629
Reliance Steel & Aluminum Co.	14,077	2,004,846
Rexford Industrial Realty, Inc.	18,958	1,075,867
Rockwell Automation, Inc.	397	116,734
Roper Technologies, Inc.	252	112,425
Royal Gold, Inc.	1,343	128,243
RPM International, Inc.	7,098	551,160
Sanderson Farms, Inc.	1,040	195,728
SBA Communications Corp.	1,329	439,328
Sempra Energy	2,020	255,530
The Sherwin-Williams Co.	3,743	1,047,029
Shoals Technologies Group, Inc. Class A (b)	10,900	303,892
Simon Property Group, Inc.	11,366	1,477,239
SL Green Realty Corp. (a)	9,585	679,001
Southern Copper Corp.	14,079	790,395
Southwest Airlines Co. (b)	1,920	98,746
Spirit Realty Capital, Inc.	596	27,440
Steel Dynamics, Inc.	21,216	1,240,712
STORE Capital Corp.	3,555	113,867
Sun Country Airlines Holdings, Inc. (b)	3,156	105,852
Sunstone Hotel Investors, Inc. (b)	61,719	736,925
Terex Corp.	4,700	197,870
Terreno Realty Corp.	18,892	1,194,541
The Timken Co.	2,677	175,129
Union Pacific Corp.	1,743	341,645
United Airlines Holdings, Inc. (b)	2,089	99,374
VEREIT, Inc.	2,973	134,469

The accompanying notes are an integral part of the financial statements.

95

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Verisk Analytics, Inc.	659	$131,978
Vulcan Materials Co.	6,297	1,065,201
WEC Energy Group, Inc.	2,700	238,140
Welltower, Inc.	39,983	3,294,599
WestRock Co.	6,081	303,016
WP Carey, Inc.	4,428	323,421
Xcel Energy, Inc.	3,460	216,250
		83,315,712

TOTAL COMMON STOCK (Cost $129,413,734)		146,338,638

PREFERRED STOCK — 0.9%
United States — 0.9%
Jetti Holdings, Inc., Series C (Acquired 5/24/21-6/30/21, Cost $130,426)
(b) (d) (e) (f)	2,253	130,426
Lilac Solutions, Inc., Series B (Acquired 9/08/21, Cost $329,342)
(b) (d) (e) (f)	25,087	329,342
NextEra Energy, Inc. Convertible 5.279% (a)	10,074	513,371
The Southern Co. Convertible 6.750%	10,111	515,762
		1,488,901

TOTAL PREFERRED STOCK (Cost $1,354,476)		1,488,901

TOTAL EQUITIES (Cost $130,768,210)		147,827,539

MUTUAL FUNDS — 7.4%
United States — 7.4%
SPDR Dow Jones REIT ETF (a)	3,475	366,369
SPDR S&P Homebuilders ETF (a)	27,868	1,999,808
SPDR S&P Oil & Gas Exploration & Production ETF (a)	38,914	3,763,762
State Street Navigator Securities Lending Government Money Market Portfolio (g)	5,495,309	5,495,309
VanEck Oil Services ETF	1,758	346,344
		11,971,592
TOTAL MUTUAL FUNDS (Cost $10,529,639)		11,971,592

TOTAL LONG-TERM INVESTMENTS (Cost $141,297,849)		159,799,131

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 4.3%
Mutual Fund — 3.1%
T. Rowe Price Government Reserve Investment Fund	5,026,592	$5,026,592
	Principal Amount
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (h)	$1,411,353	1,411,353
U.S. Treasury Bill — 0.3%
U.S. Treasury Bill
0.020% 12/30/21 (i) (j)	10,000	9,999
0.025% 12/30/21 (i) (j)	10,000	9,999
0.031% 12/30/21 (i) (j)	10,000	9,999
0.045% 12/30/21 (i) (j)	10,000	9,999
0.048% 12/30/21 (i) (j)	220,000	219,980
0.069% 12/30/21 (i) (j)	150,000	149,986
0.069% 12/30/21 (i) (j)	40,000	39,996
		449,958

TOTAL SHORT-TERM INVESTMENTS (Cost $6,887,884)		6,887,903

TOTAL INVESTMENTS — 102.7% (Cost $148,185,733) (k)		166,687,034

Other Assets/(Liabilities) — (2.7)%		(4,320,432)

NET ASSETS — 100.0%		$162,366,602

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trusts

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $12,537,710 or 7.72% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $7,550,673 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

96

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $1,361,380 or 0.84% of net assets.

(d)	Investment was valued using significant unobservable inputs.
(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $459,768 or 0.28% of net assets.

(f)

Restricted security. Certain securities are restricted as to resale. At September 30, 2021, these securities amounted to a value of $459,768 or 0.28% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $1,411,353. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $1,439,657.

(i)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(j)	The rate shown represents yield-to-maturity.
(k)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	38.4%
Basic Materials	27.1%
Industrial	11.3%
Energy	8.2%
Mutual Funds	7.4%
Utilities	2.1%
Consumer, Cyclical	2.0%
Consumer, Non-cyclical	1.0%
Technology	0.8%
Diversified	0.1%
Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%
Net Assets	100.0%

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P TSX 60 Index	12/16/21	26	$5,047,939	$(137,375)
Xae Energy	12/17/21	30	1,480,185	144,015
				$6,640

Short
U.S. Treasury Ultra Bond	12/21/21	3	$(588,354)	$15,166
U.S. Treasury Note 10 Year	12/21/21	20	(2,667,597)	35,409
				$50,575

The accompanying notes are an integral part of the financial statements.

97

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 96.8%
COMMON STOCK — 94.4%
Basic Materials — 3.8%
Chemicals — 1.0%
AgroFresh Solutions, Inc. (a)	67,464	$145,722
American Vanguard Corp.	15,320	230,565
Element Solutions, Inc.	96,384	2,089,604
Hawkins, Inc.	9,418	328,499
Minerals Technologies, Inc.	15,481	1,081,192
Oil-Dri Corp. of America	3,089	108,114
Orion Engineered Carbons SA (a)	36,934	673,306
PPG Industries, Inc.	5,751	822,450
Quaker Chemical Corp. (b)	6,166	1,465,782
RPM International, Inc.	14,000	1,087,100
Westlake Chemical Corp.	11,901	1,084,657
		9,116,991
Forest Products & Paper — 0.2%
Clearwater Paper Corp. (a)	16,442	630,222
West Fraser Timber Co. Ltd.	10,917	919,490
		1,549,712
Iron & Steel — 0.1%
Carpenter Technology Corp.	18,338	600,386
Reliance Steel & Aluminum Co.	3,660	521,257
		1,121,643
Mining — 2.5%
AngloGold Ashanti Ltd. Sponsored ADR	50,124	801,483
Cameco Corp.	175,616	3,816,136
Centerra Gold, Inc.	17,685	120,776
Cia de Minas Buenaventura SA Sponsored ADR (a) (b)	192,973	1,304,497
Constellium SE (a)	106,239	1,995,168
ERO Copper Corp. (a)	66,223	1,174,300
Franco-Nevada Corp.	36,439	4,733,963
Freeport-McMoRan, Inc.	71,550	2,327,521
Fresnillo PLC	178,845	1,881,057
Gold Fields Ltd. Sponsored ADR	156,814	1,273,330
Kirkland Lake Gold Ltd.	27,000	1,122,930
NAC Kazatomprom JSC	222	7,785
NAC Kazatomprom JSC GDR	37,048	1,313,352
Newmont Corp.	610	33,123
Northern Star Resources Ltd.	69,754	429,666
		22,335,087
		34,123,433
Communications — 4.6%
Advertising — 0.1%
Advantage Solutions, Inc. (a) (b)	67,743	585,977

	Number of Shares	Value
Boston Omaha Corp. Class A (a)	21,428	$830,978
		1,416,955
Internet — 2.0%
1stdibs.com, Inc., Lockup Shares (Acquired 2/07/19, Cost $143,936) (a) (c) (d)	9,574	112,782
Bright Health Group, Inc. (a) (b)	15,360	125,338
Bright Health, Inc., Lockup Shares (Acquired 9/16/20, Cost $150,478) (a) (c) (d)	22,110	171,397
Deliveroo Holdings PLC Class A (a) (b) (e)	68,316	265,628
Deliveroo Holdings PLC, Lockup Shares (Acquired 5/16/19, Cost $21,731) (a) (c) (d) (e)	10,400	38,499
Etsy, Inc. (a)	9,100	1,892,436
Farfetch Ltd. Class A (a)	14,712	551,406
Figs, Inc. Class A (a)	33,146	1,231,042
FIGS, Inc., Lockup Shares (Acquired 10/23/20-8/27/21, Cost $177,940) (a) (c) (d)	20,816	734,451
IAC/InterActiveCorp (a)	7,500	977,175
Match Group, Inc. (a)	9,000	1,412,910
MYT Netherlands Parent BV (a) (b)	3,743	100,687
Okta, Inc. (a)	14,807	3,514,293
Opendoor Technologies, Inc. (a) (b)	36,900	757,557
Pinterest, Inc. Class A (a)	6,000	305,700
Poshmark, Inc. Class A (a)	6,134	145,744
RealReal, Inc. (a)	19,935	262,743
Rover Group, Inc., Earnout Shares 12.00 (Acquired 8/02/21, Cost $0) (a) (c) (d)	15,883	11,245
Rover Group, Inc., Earnout Shares 14.00 (Acquired 8/02/21, Cost $0) (a) (c) (d)	15,883	9,048
Rover Group, Inc., Earnout Shares 16.00 (Acquired 8/02/21, Cost $0) (a) (c) (d)	15,883	2,195
Rover Group, Inc., Lockup Shares (Acquired 5/11/18-5/25/18, Cost $114,384) (a) (c) (d)	15,883	205,057
Spotify Technology SA (a)	8,100	1,825,254
Upwork, Inc. (a)	47,945	2,158,963
Vimeo, Inc. (a)	21,060	618,532
Wayfair, Inc. Class A (a) (b)	300	76,653
Zendesk, Inc. (a)	5,467	636,304
		18,143,039
Media — 2.1%
Cable One, Inc.	2,721	4,933,527
DISH Network Corp. Class A (a)	33,336	1,448,783
Fox Corp. Class A	39,142	1,569,986

The accompanying notes are an integral part of the financial statements.

98

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Liberty Broadband Corp. Class C (a)	11,985	$2,069,809
Liberty Media Corp-Liberty Formula One Class C (a)	24,600	1,264,686
News Corp. Class A	198,296	4,665,905
Saga Communications, Inc. Class A	5,561	126,513
Scholastic Corp.	49,367	1,759,933
Thryv Holdings, Inc. (a)	13,102	393,584
ViacomCBS, Inc. Class B	13,667	539,983
		18,772,709
Telecommunications — 0.4%
Corning, Inc.	45,400	1,656,646
Harmonic, Inc. (a)	134,342	1,175,492
HashiCorp, Inc. (Acquired 6/25/20-1/21/21, Cost $46,278) (a) (c) (d) (f)	1,778	79,583
Infinera Corp. (a)	5,300	44,096
Telephone & Data Systems, Inc.	31,685	617,858
		3,573,675
		41,906,378
Consumer, Cyclical — 8.5%
Airlines — 0.4%
Alaska Air Group, Inc. (a)	300	17,580
Allegiant Travel Co. (a)	963	188,247
Southwest Airlines Co. (a)	52,885	2,719,876
Sun Country Airlines Holdings, Inc. (a)	9,850	330,369
		3,256,072
Apparel — 0.6%
Allbirds, Inc. (Acquired 10/10/18-12/21/18, Cost $139,612) (a) (c) (d) (f)	12,730	147,190
Capri Holdings Ltd. (a)	12,600	609,966
Hanesbrands, Inc.	4,321	74,148
On Holding AG, Class A (a)	6,249	188,283
Ralph Lauren Corp.	19,433	2,157,840
Skechers U.S.A., Inc. Class A (a)	12,300	518,076
Steven Madden Ltd.	20,299	815,208
VF Corp.	7,200	482,328
		4,993,039
Auto Manufacturers — 0.4%
Blue Bird Corp. (a)	14,598	304,514
PACCAR, Inc.	36,388	2,871,741
		3,176,255
Auto Parts & Equipment — 0.4%
Aptiv PLC (a)	11,100	1,653,567
Dorman Products, Inc. (a)	6,583	623,213
Gentherm, Inc. (a)	8,174	661,522
Meritor, Inc. (a)	22,543	480,391

	Number of Shares	Value
Visteon Corp. (a)	4,334	$409,086
		3,827,779
Distribution & Wholesale — 0.5%
Pool Corp.	975	423,550
SiteOne Landscape Supply, Inc. (a) (b)	14,282	2,848,831
thredUP, Inc. (a) (b)	17,274	374,673
Univar Solutions, Inc. (a)	26,210	624,322
		4,271,376
Entertainment — 0.8%
Bally’s Corp. (a)	6,778	339,849
Cinemark Holdings, Inc. (a) (b)	16,881	324,284
DraftKings, Inc. Class A (a) (b)	15,000	722,400
Genius Sports Ltd. (a) (b)	18,124	338,194
Madison Square Garden Sports Corp. (a)	2,576	479,007
Marriott Vacations Worldwide Corp.	4,801	755,341
Red Rock Resorts, Inc. Class A (a)	3,300	169,026
Vail Resorts, Inc. (a)	12,333	4,119,839
		7,247,940
Food Services — 0.1%
Compass Group PLC (a)	51,652	1,056,816
Home Builders — 0.4%
Cavco Industries, Inc. (a)	5,408	1,280,290
Horizon Global Corp. (a)	39,691	279,028
LCI Industries	3,806	512,402
Meritage Home Corp. (a)	10,561	1,024,417
Skyline Champion Corp. (a)	14,258	856,335
		3,952,472
Leisure Time — 0.0%
Drive Shack, Inc. (a)	34,510	96,973
Rad Power Bikes, Inc., Class A (Acquired 1/22/21, Cost $69,082) (a) (c) (d) (f)	14,321	137,250
		234,223
Lodging — 0.5%
Hilton Worldwide Holdings, Inc. (a)	23,500	3,104,585
MGM Resorts International	33,400	1,441,210
		4,545,795
Retail — 4.3%
Aspen Aerogels, Inc. (a)	3,824	175,942
Bath & Body Works, Inc.	9,000	567,270
Beacon Roofing Supply, Inc. (a)	20,497	978,937
BJ’s Restaurants, Inc. (a)	25,146	1,050,097
Burlington Stores, Inc. (a)	24,519	6,952,853
Casey’s General Stores, Inc.	12,000	2,261,400
Chipotle Mexican Grill, Inc. (a)	1,350	2,453,652
Chuy’s Holdings, Inc. (a)	13,295	419,191

The accompanying notes are an integral part of the financial statements.

99

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Denny’s Corp. (a)	19,637	$320,869
Dollar General Corp.	12,100	2,566,894
Dollar Tree, Inc. (a)	12,000	1,148,640
Domino’s Pizza, Inc.	2,950	1,407,032
Dutch Bros, Inc., Class A (a)	9,070	392,912
Fiesta Restaurant Group, Inc. (a)	29,583	324,230
Five Below, Inc. (a)	4,415	780,616
Framebridge Future Contingency Payments (Acquired 5/19/20-11/10/20, Cost $27,511) (a) (c) (d) (f)	10,553	2,703
Freshpet, Inc. (a)	2,988	426,358
Hibbett, Inc.	5,671	401,167
Lululemon Athletica, Inc. (a)	1,300	526,110
Lumber Liquidators Holdings, Inc. (a)	28,149	525,823
Nordstrom, Inc. (a) (b)	19,787	523,366
O’Reilly Automotive, Inc. (a)	4,200	2,566,452
Olaplex Holdings, Inc. (a)	11,826	289,737
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	14,492	873,578
Papa John’s International, Inc.	20,363	2,585,897
Petco Health & Wellness Co., Inc. (a)	29,112	614,263
Red Robin Gourmet Burgers, Inc. (a)	16,124	371,819
RH (a)	2,696	1,797,989
Ross Stores, Inc.	10,000	1,088,500
Rush Enterprises, Inc. Class A	17,178	775,759
Ruth’s Hospitality Group, Inc. (a)	12,265	254,008
Warby Parker, Inc. Class A (a)	50,641	2,686,505
Wingstop, Inc.	4,912	805,224
Winmark Corp.	3,151	677,560
		39,593,353
Textiles — 0.1%
Bombas LLC. (Acquired 2/12/21, Cost $183,470) (a) (c) (d) (f)	41,514	350,378
Mohawk Industries, Inc. (a)	3,690	654,606
UniFirst Corp.	1,439	305,960
		1,310,944
		77,466,064
Consumer, Non-cyclical — 27.0%
Agriculture — 0.5%
Bunge Ltd.	58,752	4,777,713
Pax Labs, Inc., Class A (Acquired 4/18/19, Cost $218,578) (a) (c) (d) (f)	58,048	73,721
		4,851,434
Beverages — 0.5%
The Boston Beer Co., Inc. Class A (a)	5,411	2,758,257
Carlsberg A/S Class B	8,327	1,354,597

	Number of Shares	Value
Coca-Cola Consolidated, Inc.	1,489	$586,934
		4,699,788
Biotechnology — 5.4%
Abcam PLC (a)	37,942	754,536
Abcam PLC Sponsored ADR (a) (b)	8,490	172,092
ACADIA Pharmaceuticals, Inc. (a)	52,095	865,298
Acceleron Pharma, Inc. (a)	12,888	2,218,025
ADC Therapeutics SA (a)	4,782	129,879
Akero Therapeutics, Inc. (a)	2,540	56,769
Allogene Therapeutics, Inc. (a)	8,006	205,754
Alnylam Pharmaceuticals, Inc. (a)	12,460	2,352,573
Annexon, Inc. (a)	2,659	49,484
Apellis Pharmaceuticals, Inc. (a)	13,699	451,519
Arcutis Biotherapeutics, Inc. (a)	1,459	34,856
Argenx SE ADR (a)	11,403	3,443,706
Ascendis Pharma A/S ADR (a)	10,153	1,618,287
Atea Pharmaceuticals, Inc. (a)	1,659	58,165
Avidity Biosciences, Inc. (a) (b)	28,869	711,043
BeiGene Ltd. ADR (a)	759	275,517
BioMarin Pharmaceutical, Inc. (a)	9,831	759,838
Blueprint Medicines Corp. (a)	12,711	1,306,818
C4 Therapeutics, Inc. (a)	11,194	500,148
Cara Therapeutics, Inc. (a)	1,168	18,046
Cerevel Therapeutics Holdings, Inc. (a)	19,742	582,389
Certara, Inc. (a)	9,218	305,116
Corteva, Inc.	72,647	3,056,986
CRISPR Therapeutics AG (a)	2,187	244,791
Day One Biopharmaceuticals, Inc. (a) (b)	1,575	37,375
Day One Biopharmaceuticals, Inc., Lockup Shares (Acquired 2/02/21, Cost $20,478) (a) (c) (d)	1,518	34,221
Denali Therapeutics, Inc. (a)	8,972	452,637
Design Therapeutics, Inc. (a)	1,471	21,609
DICE Therapeutics, Inc. (a)	2,636	86,329
Dicerna Pharmaceuticals, Inc. (a)	3,951	79,652
Exact Sciences Corp. (a)	27,794	2,652,937
Exelixis, Inc. (a)	30,413	642,931
Fate Therapeutics, Inc. (a)	8,123	481,450
Generation Bio Co., (a)	24,766	620,884
Global Blood Therapeutics, Inc. (a)	13,268	338,069
Guardant Health, Inc. (a)	4,943	617,924
Homology Medicines, Inc. (a)	7,348	57,829
Icosavax, Inc. (a)	9,113	269,654
IGM Biosciences, Inc. (a)	7,924	521,082
Imago Biosciences, Inc. (a)	1,216	24,356

The accompanying notes are an integral part of the financial statements.

100

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Imago Biosciences, Inc., Lockup Shares (Acquired 11/12/20, Cost $31,278) (a) (c) (d)	3,082	$58,646
Incyte Corp. (a)	27,331	1,879,826
Insmed, Inc. (a)	49,335	1,358,686
Ionis Pharmaceuticals, Inc. (a)	27,512	922,752
Iovance Biotherapeutics, Inc. (a)	7,175	176,935
IVERIC bio, Inc. (a)	5,965	96,872
Karuna Therapeutics, Inc. (a) (b)	4,246	519,413
Kodiak Sciences, Inc. (a) (b)	20,175	1,936,396
Kronos Bio, Inc. (a) (b)	3,205	67,177
Kymera Therapeutics, Inc. (a)	9,834	577,649
MeiraGTx Holdings PLC (a) (b)	6,244	82,296
Mersana Therapeutics, Inc. (a)	599	5,649
Mirati Therapeutics, Inc. (a)	2,808	496,763
Molecular Templates, Inc. (a)	2,320	15,567
Monte Rosa Therapeutics, Inc. (a)	7,897	175,945
Nurix Therapeutics, Inc. (a)	14,752	441,970
Olink Holding AB (a) (b)	16,312	395,566
Orchard Therapeutics PLC (a) (b)	10,017	23,039
Pacific Biosciences of California, Inc. (a)	7,773	198,600
Pacific Biosciences of California, Inc. (Acquired 7/21/21, Cost $160,286) (a) (c) (d)	5,992	145,441
Prothena Corp. PLC (a)	22,273	1,586,506
PTC Therapeutics, Inc. (a)	3,901	145,156
Radius Health, Inc. (a)	44,926	557,532
RAPT Therapeutics, Inc. (a)	11,530	358,006
Relay Therapeutics, Inc. (a)	2,305	72,677
Replimune Group, Inc. (a)	16,925	501,657
Rocket Pharmaceuticals, Inc. (a)	8,048	240,555
Sage Therapeutics, Inc. (a)	1,665	73,776
Sana Biotechnology, Inc. (a) (b)	1,857	41,820
Scholar Rock Holding Corp. (a) (b)	17,276	570,454
Seagen, Inc. (a)	16,095	2,732,931
Seer, Inc. (a) (b)	14,244	491,845
Sema4 Holdings Corp. (a)	3,695	28,045
Solid Biosciences, Inc. (a)	7,807	18,659
Tenaya Therapeutics, Inc. (a)	6,277	129,620
Tenaya Therapeutics, Inc., Lockup Shares (Acquired 12/17/20, Cost $31,389) (a) (c) (d)	2,524	49,515
TG Therapeutics, Inc. (a)	2,248	74,813
Turning Point Therapeutics, Inc. (a)	11,546	767,001
Twist Bioscience Corp. (a)	1,787	191,155
Ultragenyx Pharmaceutical, Inc. (a)	25,789	2,325,910
Xencor, Inc. (a)	20,637	674,004
Zai Lab Ltd. ADR (a)	2,128	224,270
Zentalis Pharmaceuticals, Inc. (a)	10,860	723,710

	Number of Shares	Value
Zymeworks, Inc. (a)	2,417	$70,190
		49,335,569
Commercial Services — 6.0%
ABM Industries, Inc.	7,914	356,209
Aldel Financial, Inc. (Acquired 8/18/21, Cost $164,468) (a) (c) (d) (g)	16,892	153,396
ADT, Inc.	56,432	456,535
Altus Group Ltd. (b)	10,077	491,677
American Public Education, Inc. (a)	15,821	405,176
ASGN, Inc. (a)	2,303	260,561
Booz Allen Hamilton Holding Corp.	49,269	3,909,495
Bright Horizons Family Solutions, Inc. (a)	22,732	3,169,296
The Brink’s Co.	7,184	454,747
Cintas Corp.	2,270	864,098
CoStar Group, Inc. (a)	65,387	5,627,205
Equifax, Inc.	9,000	2,280,780
Euronet Worldwide, Inc. (a)	4,791	609,799
FleetCor Technologies, Inc. (a)	10,300	2,691,081
FTI Consulting, Inc. (a)	1,997	268,996
Green Dot Corp. Class A (a)	12,959	652,227
Huron Consulting Group, Inc. (a)	9,391	488,332
Korn Ferry	11,715	847,697
Legalzoom.com Inc. (a)	11,305	298,452
MarketAxess Holdings, Inc.	6,316	2,657,078
Monro, Inc.	22,144	1,273,501
Multiplan Corp. (a) (b)	108,724	612,116
Paylocity Holding Corp. (a)	18,542	5,199,177
Payoneer Global, Inc. (a)	80,770	690,584
Perdoceo Education Corp. (a)	21,607	228,170
PROG Holdings, Inc.	32,314	1,357,511
Rentokil Initial PLC	436,311	3,418,285
Repay Holdings Corp. (a)	13,864	319,288
Rollins, Inc.	24,437	863,359
SEACOR Marine Holdings Inc. (a)	42,110	194,969
StoneCo Ltd. Class A (a)	12,153	421,952
Strategic Education, Inc.	25,774	1,817,067
Terminix Global Holdings, Inc. (a)	36,700	1,529,289
Toast, Inc., Class A (a)	1,567	78,272
Toast, Inc., Class B, Lockup Shares (Acquired 6/27/18- 2/14/20, Cost $372,126) (a) (c) (d)	85,055	4,036,072
TransUnion	37,290	4,188,040
Verisk Analytics, Inc.	5,200	1,041,404
		54,211,893
Food — 2.0%
BellRing Brands, Inc. Class A (a)	7,669	235,822
Cal-Maine Foods, Inc.	13,633	492,969

The accompanying notes are an integral part of the financial statements.

101

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Campbell Soup Co.	52,996	$2,215,763
Flowers Foods, Inc.	206,360	4,876,287
Grocery Outlet Holding Corp. (a)	9,999	215,678
The Kraft Heinz Co.	34,597	1,273,862
Nomad Foods Ltd. (a)	51,321	1,414,407
Post Holdings, Inc. (a)	14,252	1,570,000
The Simply Good Foods Co. (a)	14,899	513,866
Sysco Corp.	41,890	3,288,365
TreeHouse Foods, Inc. (a)	36,529	1,456,776
Utz Brands, Inc. (b)	47,899	820,510
		18,374,305
Health Care – Products — 5.8%
Adaptive Biotechnologies Corp. (a)	28,902	982,379
Alcon, Inc.	19,000	1,528,930
AtriCure, Inc. (a)	7,750	539,012
Atrion Corp.	1,023	713,542
Avanos Medical, Inc. (a)	12,986	405,163
Avantor, Inc. (a)	86,500	3,537,850
Axonics Inc. (a)	2,630	171,187
Baxter International, Inc.	43,711	3,515,676
Bruker Corp.	71,093	5,552,363
The Cooper Cos., Inc.	7,500	3,099,825
Cvrx, Inc. (a)	3,634	60,106
Hanger, Inc. (a)	25,036	549,791
Hologic, Inc. (a)	103,639	7,649,595
ICU Medical, Inc. (a)	8,718	2,034,607
IDEXX Laboratories, Inc. (a)	1,203	748,146
Inari Medical, Inc. (a)	3,900	316,290
Lantheus Holdings, Inc. (a)	8,752	224,751
Nevro Corp. (a)	13,614	1,584,397
Novocure Ltd. (a)	1,645	191,100
NuVasive, Inc. (a)	5,254	314,452
Penumbra, Inc. (a)	1,612	429,598
PROCEPT BioRobotics Corp. (a)	1,385	52,838
Pulmonx Corp. (a)	926	33,317
Quanterix Corp. (a)	2,219	110,484
Quidel Corp. (a)	18,573	2,621,579
Rapid Micro Biosystems, Inc., Class A (a)	6,330	116,915
Repligen Corp. (a)	3,905	1,128,506
Sartorius Stedim Biotech	1,045	583,301
Shockwave Medical, Inc. (a)	4,783	984,724
SomaLogic, Inc. (a) (b)	3,300	40,887
Somalogic, Inc. (Acquired 3/29/21, Cost $63,630) (a) (c) (d)	6,363	74,896
Teleflex, Inc.	12,740	4,797,247
Utah Medical Products, Inc.	2,305	213,996
West Pharmaceutical Services, Inc.	11,267	4,783,292

	Number of Shares	Value
Zimmer Biomet Holdings, Inc.	19,955	$2,920,614
		52,611,356
Health Care – Services — 3.3%
Acadia Healthcare Co., Inc. (a)	31,000	1,977,180
Accolade, Inc. (a) (b)	5,108	215,404
Agiliti, Inc. (a)	22,788	433,884
agilon health, Inc. (a)	7,761	203,416
Amedisys, Inc. (a)	3,997	595,953
Catalent, Inc. (a)	55,764	7,420,516
Centene Corp. (a)	16,117	1,004,250
dentalcorp Holdings Ltd. (a) (b)	18,974	248,223
The Ensign Group, Inc.	8,915	667,644
Eurofins Scientific SE	15,018	1,925,862
Flame Biosciences, Inc. (Acquired 9/28/20, Cost $28,106) (a) (c) (d) (f)	9,173	60,083
Fresenius Medical Care AG & Co. KGaA	6,957	490,271
Fresenius SE & Co. KGaA	33,828	1,626,427
Innovage Holding Corp. (a)	4,028	26,625
ModivCare, Inc. (a)	3,955	718,307
Molina Healthcare, Inc. (a)	10,444	2,833,562
Oak Street Health, Inc. (a) (b)	1,197	50,908
Ortho Clinical Diagnostics Holdings PLC Class H (a)	58,476	1,080,636
The Pennant Group, Inc. (a)	20,836	585,283
PPD, Inc. (a)	3,500	163,765
Select Medical Holdings Corp.	185,807	6,720,639
Surgery Partners, Inc. (a)	6,878	291,215
U.S. Physical Therapy, Inc.	4,813	532,318
		29,872,371
Household Products & Wares — 0.5%
Avery Dennison Corp.	10,000	2,072,100
Kimberly-Clark Corp.	10,294	1,363,338
Reynolds Consumer Products, Inc.	27,827	760,790
		4,196,228
Pharmaceuticals — 3.0%
Agios Pharmaceuticals, Inc. (a) (b)	8,659	399,613
Alector, Inc. (a)	2,433	55,521
Alkermes PLC (a)	100,391	3,096,058
Arvinas, Inc. (a)	6,505	534,581
Cardinal Health, Inc.	111,006	5,490,357
Centessa Pharmaceuticals PLC (a) (b)	2,356	39,345
Covetrus, Inc. (a)	49,758	902,610
Dentsply Sirona, Inc.	62,301	3,616,573
Elanco Animal Health, Inc. (a)	48,300	1,540,287
G1 Therapeutics, Inc. (a) (b)	3,812	51,157
Galapagos NV (a) (b)	8,879	465,882
Ideaya Biosciences, Inc. (a)	4,252	108,384

The accompanying notes are an integral part of the financial statements.

102

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Immuneering Corp. (a)	6,924	$183,832
Intellia Therapeutics, Inc. (a)	5,232	701,873
Longboard Pharmaceuticals, Inc. (a) (b)	4,658	41,503
Lyell Immunopharma, Inc. (a)	5,248	77,670
Morphic Holding, Inc. (a)	2,034	115,206
Neurocrine Biosciences, Inc. (a)	10,202	978,474
Option Care Health, Inc. (a)	54,343	1,318,361
Patterson Cos., Inc.	111,420	3,358,199
Perrigo Co. PLC	75,212	3,559,784
Reata Pharmaceuticals, Inc. Class A (a) (b)	3,516	353,745
Repare Therapeutics, Inc. (a)	10,981	288,141
uniQure NV (a)	1,829	58,546
		27,335,702
		245,488,646
Diversified — 0.2%
Holding Company – Diversified — 0.2%
Altimeter Growth Corp. (a)	14,714	156,557
Big Sky Growth Partners, Inc. (a)	32,563	324,979
Bluescape Opportunities Acquisition Corp. (a)	30,711	315,402
CM Life Sciences III, Inc. (a)	5,831	60,788
Conyers Park III Acquisition Corp. (a)	31,244	312,753
Dynamics Special Purpose Corp. Class A (a)	5,462	54,292
FS Development Corp. II (a)	3,320	33,034
Khosla Ventures Acquisition Company II, Class A (Acquired 7/06/21, Cost $80,130) (a) (c) (d) (g)	8,013	73,415
KKR Acquisition Holdings I Corp. (a)	24,852	248,023
Post Holdings Partnering Corp. (a)	21,493	217,294
Professional Holding Corp. Class A (a) (b)	14,210	267,148
Revolution Healthcare Acquisition Corp. (a)	8,585	84,562
		2,148,247
		2,148,247
Energy — 4.2%
Energy – Alternate Sources — 0.3%
Array Technologies, Inc. (a)	9,302	172,273
NextEra Energy Partners LP	14,301	1,077,723
REX American Resources Corp. (a)	4,403	351,668
Shoals Technologies Group, Inc. Class A (a)	39,630	1,104,884
		2,706,548
Oil & Gas — 2.6%
Advantage Energy Ltd. (a) (b)	153,490	775,569

	Number of Shares	Value
APA Corp.	31,394	$672,773
ARC Resources Ltd. (b)	104,590	980,170
Canadian Natural Resources Ltd.	88,954	3,250,379
Chesapeake Energy Corp.	3,366	207,312
Devon Energy Corp.	57,397	2,038,168
Diamondback Energy, Inc.	11,828	1,119,757
EQT Corp. (a)	235,251	4,813,235
Hess Corp.	6,230	486,625
Imperial Oil Ltd. (b)	191,020	6,028,591
Kimbell Royalty Partners LP	19,419	274,391
Magnolia Oil & Gas Corp. Class A (b)	102,409	1,821,856
Matador Resources Co.	26,226	997,637
PDC Energy, Inc.	1,694	80,279
Venture Global LNG, Inc., Series B (Acquired 3/08/18, Cost $33,220) (a) (c) (d) (f)	11	50,491
Venture Global LNG, Inc., Series C (Acquired 3/08/18, Cost $27,180) (a) (c) (d) (f)	9	41,311
		23,638,544
Oil & Gas Services — 1.1%
ChampionX Corp. (a)	38,350	857,506
Dril-Quip, Inc. (a)	5,512	138,792
Enerflex Ltd.	51,796	379,494
Frank’s International NV (b)	389,245	1,144,380
Halliburton Co.	27,153	587,048
Liberty Oilfield Services, Inc. Class A (a)	74,085	898,651
NexTier Oilfield Solutions, Inc. (a)	121,876	560,630
Nov, Inc. (a)	87,169	1,142,786
Ranger Energy Services, Inc. (a)	12,951	119,149
TechnipFMC PLC (a)	416,885	3,139,144
TETRA Technologies, Inc. (a)	44,239	138,026
Tidewater, Inc. (a)	75,369	908,950
		10,014,556
Pipelines — 0.2%
Equitrans Midstream Corp.	209,283	2,122,130
		38,481,778
Financial — 17.3%
Banks — 6.3%
Atlantic Capital Bancshares, Inc. (a)	15,894	421,032
BankUnited, Inc.	57,799	2,417,154
Blue Foundry Bancorp (a)	12,946	178,525
Burke & Herbert Bank & Trust Co.	98	213,248
Coastal Financial Corp. (a)	511	16,280
Columbia Banking System, Inc.	22,515	855,345
CrossFirst Bankshares, Inc. (a)	32,234	419,042
Dime Community Bancshares, Inc.	12,840	419,354

The accompanying notes are an integral part of the financial statements.

103

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dogwood State Bank (Non-Voting) (Acquired 5/06/19, Cost $53,690) (a) (c) (d) (f)	5,369	$64,428
Dogwood State Bank. (Voting) (Acquired 5/06/19, Cost $26,370) (a) (c) (d) (f)	2,637	31,644
East West Bancorp, Inc.	19,724	1,529,399
Eastern Bankshares, Inc.	20,684	419,885
Equity Bancshares, Inc. Class A	9,959	332,431
Farmers & Merchants Bank of Long Beach/Long Beach CA	31	251,875
FB Financial Corp.	31,967	1,370,745
Fifth Third Bancorp	121,663	5,163,378
The First Bancshares, Inc.	19,900	771,722
Five Star Bancorp	6,111	146,297
Glacier Bancorp, Inc.	13,055	722,594
HarborOne Bancorp, Inc.	44,393	623,278
Heritage Commerce Corp.	36,181	420,785
Heritage Financial Corp.	20,665	526,957
Home BancShares, Inc.	80,377	1,891,271
Independent Bank Corp.	5,271	401,387
Independent Bank Group, Inc.	10,092	716,936
John Marshall Bancorp, Inc. (a)	12,810	232,502
Kearny Financial Corp.	31,239	388,301
Live Oak Bancshares, Inc.	39,291	2,500,086
Metropolitan Bank Holding Corp. (a)	2,105	177,452
National Bank Holdings Corp. Class A	20,382	825,063
Northern Trust Corp.	28,856	3,110,965
Origin Bancorp, Inc.	21,728	920,181
PCSB Financial Corp.	13,101	241,582
Pinnacle Financial Partners, Inc.	31,174	2,932,850
Ponce de Leon Federal Bank (a)	12,479	181,070
Popular, Inc.	39,522	3,069,674
Preferred Bank	9,769	651,397
Prosperity Bancshares, Inc.	4,764	338,863
Provident Bancorp, Inc.	14,894	238,602
Sandy Spring Bancorp, Inc.	19,550	895,781
Seacoast Banking Corp. of Florida	20,201	682,996
Signature Bank	5,670	1,543,828
Southern First Bancshares, Inc. (a)	4,113	220,046
SouthState Corp.	20,509	1,531,407
State Street Corp.	60,399	5,117,003
Sterling Bancorp, Inc. (a)	10,332	53,313
SVB Financial Group (a)	992	641,705
Texas Capital Bancshares, Inc. (a)	9,269	556,325
Towne Bank	29,764	925,958
Walker & Dunlop, Inc.	4,581	519,944
Webster Financial Corp.	41,149	2,240,975
Westamerica Bancorp.	34,634	1,948,509

	Number of Shares	Value
Western Alliance Bancorp	37,969	$4,131,787
		57,143,157
Diversified Financial Services — 2.0%
Air Lease Corp.	16,975	667,797
Altimeter Growth Corp. (Acquired 4/13/21, Cost $166,460) (a) (c) (d) (g)	16,646	153,110
Apiture, Inc. (Acquired 7/01/20, Cost $87,167) (a) (c) (d) (f)	5,500	118,855
Assetmark Financial Holdings, Inc. (a)	11,356	282,424
Cboe Global Markets, Inc.	24,914	3,085,848
Columbia Financial, Inc. (a)	10,725	198,413
Encore Capital Group, Inc. (a)	11,847	583,702
Flywire Corp. (a)	5,542	242,961
Grasshopper Bancorp, Inc. (Acquired 5/02/19, Cost $83,390) (a) (c) (d) (f)	8,339	37,942
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	24,235	1,296,088
Houlihan Lokey, Inc.	10,552	971,839
I3 Verticals, Inc. Class A (a)	13,235	320,419
Lazard Ltd. Class A	33,248	1,522,758
On Holding AG, Lockup Shares (Acquired 2/25/20- 9/16/21, Cost $109,230) (a) (c) (d)	15,000	429,353
OTC Markets Group, Inc. Class A	5,600	274,400
PennyMac Financial Services, Inc.	26,186	1,600,750
PRA Group, Inc. (a)	18,720	788,861
Raymond James Financial, Inc.	7,050	650,574
SoFi Technologies, Inc. (a)	45,793	727,193
Stash Financial, Inc. (Acquired 1/06/21-1/26/21, Cost $15,690) (a) (c) (d) (f)	487	30,730
StepStone Group, Inc. Class A	32,933	1,404,263
Tradeweb Markets, Inc. Class A	26,000	2,100,280
Virtus Investment Partners, Inc.	3,338	1,035,848
		18,524,408
Holding Company – Diversified — 0.0%
NerdWallet, Inc., Class A (Acquired 3/18/20, Cost $120,540) (a) (c) (d) (f)	17,220	187,698
Insurance — 3.4%
Assurant, Inc.	18,369	2,897,710
Axis Capital Holdings Ltd.	38,227	1,759,971
Brighthouse Financial, Inc. (a)	46,398	2,098,582
Brown & Brown, Inc.	52,344	2,902,475
BRP Group, Inc. Class A (a)	37,000	1,231,730
CNA Financial Corp.	57,616	2,417,567
Essent Group Ltd.	14,129	621,817
The Hanover Insurance Group, Inc.	5,561	720,817

The accompanying notes are an integral part of the financial statements.

104

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Hartford Financial Services Group, Inc.	2,673	$187,778
Jackson Financial, Inc., Class A (a) (b)	18,777	488,202
James River Group Holdings Ltd.	20,488	773,012
Kemper Corp.	36,966	2,468,959
Loews Corp.	86,709	4,676,216
Marsh & McLennan Cos., Inc.	11,779	1,783,694
Palomar Holdings, Inc. (a)	6,378	515,534
ProAssurance Corp.	23,506	558,973
Radian Group, Inc.	43,142	980,186
RenaissanceRe Holdings Ltd.	13,668	1,905,319
Ryan Specialty Group Holdings, Inc. (a)	11,160	377,989
Selective Insurance Group, Inc.	18,209	1,375,326
Selectquote, Inc. (a)	11,714	151,462
		30,893,319
Investment Companies — 0.3%
Groupe Bruxelles Lambert SA	22,326	2,454,503
Private Equity — 0.3%
KKR & Co., Inc.	41,100	2,502,168
Real Estate — 0.7%
FirstService Corp. (b)	23,488	4,239,114
IQHQ, Inc. (Acquired 10/30/19-8/21/20, Cost $204,242) (a) (d) (f)	13,062	222,577
McGrath RentCorp	7,713	554,950
The St. Joe Co.	30,460	1,282,366
		6,299,007
Real Estate Investment Trusts (REITS) — 3.8%
American Campus Communities, Inc.	26,616	1,289,545
Apartment Income REIT Corp.	20,103	981,228
Apartment Investment and Management Co. Class A	201,824	1,382,494
Blackstone Mortgage Trust, Inc. Class A	5,369	162,788
Capstead Mortgage Corp.	43,570	291,483
Cedar Realty Trust, Inc.	18,793	407,620
Community Healthcare Trust, Inc.	6,222	281,172
CubeSmart	26,827	1,299,768
EastGroup Properties, Inc.	14,100	2,349,483
Equity Commonwealth (a)	88,084	2,288,422
Equity Residential	21,154	1,711,782
Essential Properties Realty Trust, Inc.	20,844	581,965
First Industrial Realty Trust, Inc.	7,506	390,913
Flagship Communities	3,671	66,445
Healthcare Realty Trust, Inc.	30,733	915,229
JBG SMITH Properties	51,636	1,528,942
NexPoint Residential Trust, Inc.	1,756	108,661
Pebblebrook Hotel Trust	28,402	636,489
PennyMac Mortgage Investment Trust	30,500	600,545

	Number of Shares	Value
PotlatchDeltic Corp.	13,931	$718,561
PS Business Parks, Inc.	12,369	1,938,717
Rayonier, Inc.	90,627	3,233,571
Regency Centers Corp.	36,003	2,424,082
Rexford Industrial Realty, Inc.	14,381	816,122
Safehold, Inc.	8,767	630,260
Saul Centers, Inc.	15,798	696,060
Sunstone Hotel Investors, Inc. (a)	63,263	755,360
Terreno Realty Corp.	20,453	1,293,243
UMH Properties, Inc.	4,046	92,653
Washington Real Estate Investment Trust	33,564	830,709
Weyerhaeuser Co.	112,212	3,991,381
		34,695,693
Savings & Loans — 0.5%
Capitol Federal Financial, Inc.	130,817	1,503,087
FS Bancorp, Inc.	7,052	244,070
Meridian Bancorp, Inc.	37,065	769,470
Pacific Premier Bancorp, Inc.	31,539	1,306,976
WSFS Financial Corp.	24,046	1,233,800
		5,057,403
		157,757,356
Industrial — 12.5%
Aerospace & Defense — 0.7%
Kratos Defense & Security Solutions, Inc. (a)	21,031	469,202
Rolls-Royce Holdings PLC (a)	862,007	1,621,723
Teledyne Technologies, Inc. (a)	7,973	3,425,041
Triumph Group, Inc. (a)	59,692	1,112,062
		6,628,028
Building Materials — 1.4%
Armstrong World Industries, Inc.	13,454	1,284,453
Gibraltar Industries, Inc. (a)	12,237	852,307
JELD-WEN Holding, Inc. (a)	19,331	483,855
Lennox International, Inc.	2,248	661,294
Martin Marietta Materials, Inc.	3,231	1,103,968
PGT Innovations, Inc. (a)	17,060	325,846
SPX Corp. (a)	21,502	1,149,282
Summit Materials, Inc. Class A (a)	85,664	2,738,678
Trex Co., Inc. (a)	6,048	616,473
UFP Industries, Inc.	14,326	973,882
Vulcan Materials Co.	8,401	1,421,113
Zurn Water Solutions Corp.	21,706	1,395,479
		13,006,630
Electrical Components & Equipment — 0.6%
Belden, Inc.	28,818	1,678,937
Insteel Industries, Inc.	11,042	420,148
Littelfuse, Inc.	8,509	2,325,254

The accompanying notes are an integral part of the financial statements.

105

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Novanta, Inc. (a)	9,270	$1,432,215
		5,856,554
Electronics — 1.8%
Agilent Technologies, Inc.	28,600	4,505,358
Amphenol Corp. Class A	16,800	1,230,264
Brady Corp. Class A	14,152	717,506
Fortive Corp.	28,000	1,975,960
Keysight Technologies, Inc. (a)	19,100	3,137,939
Knowles Corp. (a)	7,963	149,227
Mesa Laboratories, Inc.	777	234,934
National Instruments Corp.	99,990	3,922,608
Stoneridge, Inc. (a)	10,757	219,335
		16,093,131
Environmental Controls — 0.8%
Heritage-Crystal Clean, Inc. (a)	11,004	318,896
Stericycle, Inc. (a)	20,751	1,410,445
Tetra Tech, Inc.	4,782	714,144
Waste Connections, Inc.	37,106	4,672,759
		7,116,244
Hand & Machine Tools — 0.2%
MSA Safety, Inc.	6,712	977,938
Regal Beloit Corp.	3,827	575,351
		1,553,289
Machinery – Construction & Mining — 0.2%
BWX Technologies, Inc.	28,516	1,535,872
Machinery – Diversified — 2.1%
AGCO Corp.	5,386	659,946
Alamo Group, Inc.	2,677	373,522
Cactus, Inc. Class A	25,215	951,110
Chart Industries, Inc. (a)	4,639	886,559
CIRCOR International, Inc. (a)	17,066	563,349
Cognex Corp.	7,000	561,540
Colfax Corp. (a)	54,099	2,483,144
CSW Industrials, Inc.	7,541	962,986
Graco, Inc.	11,267	788,352
Hydrofarm Holdings Group, Inc. (a)	1,646	62,301
IDEX Corp.	10,700	2,214,365
Ingersoll Rand, Inc. (a)	105,443	5,315,382
Marel HF	27,870	193,129
Mueller Water Products, Inc. Class A	36,189	550,797
Ranpak Holdings Corp. (a)	6,772	181,625
Thermon Group Holdings, Inc. (a)	26,055	451,012
The Toro Co.	21,113	2,056,617
		19,255,736
Metal Fabricate & Hardware — 0.7%
AZZ, Inc.	16,093	856,148
Helios Technologies, Inc.	18,158	1,490,953

	Number of Shares	Value
RBC Bearings, Inc. (a)	4,877	$1,034,899
Strattec Security Corp. (a)	4,332	168,515
The Timken Co.	6,392	418,165
Valmont Industries, Inc.	2,551	599,791
Xometry, Inc. Class A (a) (b)	5,000	288,350
Xometry, Inc., Lockup Shares (Acquired 7/20/20-9/04/20, Cost $235,149) (a) (c) (d)	23,060	1,263,377
		6,120,198
Miscellaneous - Manufacturing — 1.6%
Enerpac Tool Group Corp.	51,022	1,057,686
ESCO Technologies, Inc.	16,158	1,244,166
Federal Signal Corp.	11,966	462,127
Haynes International, Inc.	9,808	365,348
Hillenbrand, Inc.	7,605	324,353
John Bean Technologies Corp.	9,385	1,319,062
Myers Industries, Inc.	24,077	471,187
Textron, Inc.	141,858	9,903,107
		15,147,036
Packaging & Containers — 0.9%
Ardagh Metal Packaging SA (a)	28,939	288,232
Ball Corp.	55,800	5,020,326
Packaging Corp. of America	5,900	810,896
Sealed Air Corp.	32,300	1,769,717
		7,889,171
Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	13,770	1,197,990
International Seaways, Inc.	16,109	293,506
J.B. Hunt Transport Services, Inc.	25,663	4,291,367
Knight-Swift Transportation Holdings, Inc.	10,540	539,121
Landstar System, Inc.	8,016	1,265,085
Matson, Inc.	16,063	1,296,445
Old Dominion Freight Line, Inc.	12,813	3,664,262
Ryder System, Inc.	1,105	91,394
Saia, Inc. (a)	2,591	616,736
US Xpress Enterprises, Inc. Class A (a) (b)	14,799	127,715
		13,383,621
		113,585,510
Technology — 12.9%
Computers — 0.9%
Coalition, Inc. (Acquired 9/13/21, Cost $4,230) (a) (c) (d) (f)	256	4,230
Crowdstrike Holdings, Inc. Class A (a)	5,300	1,302,634
Endava PLC Sponsored ADR (a)	11,027	1,498,018
ForgeRock, Inc. (a)	3,004	116,946
Fortinet, Inc. (a)	7,700	2,248,708

The accompanying notes are an integral part of the financial statements.

106

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Integral Ad Science Holding Corp. (a)	8,664	$178,738
Leidos Holdings, Inc.	6,800	653,684
PAR Technology Corp. (a) (b)	18,688	1,149,499
Parsons Corp. (a)	17,519	591,441
Thoughtworks Holding, Inc. (a)	6,586	189,084
		7,932,982
Semiconductors — 3.0%
Applied Materials, Inc.	18,471	2,377,772
CTS Corp.	19,550	604,290
Entegris, Inc.	49,861	6,277,500
KLA Corp.	7,800	2,609,178
Lattice Semiconductor Corp. (a)	43,794	2,831,282
Marvell Technology, Inc.	63,300	3,817,623
MaxLinear, Inc. (a)	13,644	671,967
Microchip Technology, Inc.	35,100	5,387,499
Onto Innovation, Inc. (a)	4,758	343,766
Semtech Corp. (a)	7,994	623,292
Skyworks Solutions, Inc.	10,300	1,697,234
		27,241,403
Software — 9.0%
Alignment Healthcare, Inc. (a)	37,019	591,564
Atlassian Corp. PLC Class A (a)	16,131	6,313,996
Avalara, Inc. (a)	4,270	746,268
Bill.com Holdings, Inc. (a)	7,458	1,990,913
Black Knight, Inc. (a)	22,300	1,605,600
Broadridge Financial Solutions, Inc.	4,900	816,536
CCC Intelligent Solutions Holdings, Inc. (a) (b)	28,882	303,550
Ceridian HCM Holding, Inc. (a)	62,907	7,084,586
Checkr, Inc. (Acquired 6/29/18-12/02/19, Cost $116,452) (a) (c) (d) (f)	5,148	277,992
Citrix Systems, Inc.	10,500	1,127,385
Clarivate PLC (a)	152,089	3,330,749
Clear Secure Inc. Class A (a)	19,956	819,194
Clearwater Analytics Holdings, Inc. (a)	13,520	346,247
Coupa Software, Inc. (a)	15,532	3,404,304
Databricks, Inc. (Acquired 7/24/20, Cost $16,140) (a) (c) (d) (f)	515	113,533
Datadog, Inc. Class A (a)	24,787	3,503,642
Definitive Healthcare Corp. (a) (b)	3,177	136,071
The Descartes Systems Group, Inc. (a)	34,247	2,782,911
DocuSign, Inc. (a)	20,113	5,177,690
DoubleVerify Holdings, Inc. (a) (b)	4,014	137,118
Doximity, Inc. Class A (a)	20,451	1,650,396
Doximity, Inc., Class B, Lockup Shares (Acquired 3/22/18, Cost $7,616) (a) (c) (d)	3,534	270,934

	Number of Shares	Value
Duck Creek Technologies, Inc. (a)	18,193	$804,858
Duolingo, Inc. (a)	476	79,187
Five9, Inc. (a)	4,357	695,987
Ginkgo Bioworks, Inc. (Acquired 9/11/21, Cost $30,250) (a) (c) (d)	3,025	33,307
Ginkgo Bioworks, Inc., Earnout Shares 12.50 (Acquired 9/17/21, Cost $0) (a) (c) (d)	876	7,291
Ginkgo Bioworks, Inc., Earnout Shares 15.00 (Acquired 9/17/21, Cost $0) (a) (c) (d)	874	6,989
Ginkgo Bioworks, Inc., Earnout Shares 17.50 (Acquired 9/17/21, Cost $0) (a) (c) (d)	874	6,732
Ginkgo Bioworks, Inc., Earnout Shares 20.00 (Acquired 9/17/21, Cost $0) (a) (c) (d)	874	6,495
Ginkgo Bioworks, Inc., Lockup Shares (Acquired 7/30/19- 9/9/19, Cost $88,178) (a) (c) (d)	29,154	321,000
Gusto, Inc. (Acquired 8/18/20-11/09/20, Cost $204,799) (a) (c) (d) (f)	15,332	440,830
HubSpot, Inc. (a)	5,729	3,873,320
Jack Henry & Associates, Inc.	3,000	492,180
Manhattan Associates, Inc. (a)	3,100	474,393
ManTech International Corp. Class A	1,325	100,594
Megaport Ltd. (a)	42,318	509,101
Monday.com Ltd. (a)	1,545	503,979
MSCI, Inc.	5,192	3,158,501
nCino, Inc. (a)	36,326	2,580,236
Outset Medical, Inc. (a) (b)	3,300	163,152
Paycom Software, Inc. (a)	1,640	813,030
Paycor HCM, Inc. (a)	9,458	332,543
Phreesia, Inc. (a)	22,242	1,372,331
Playtika Holding Corp. (a)	18,290	505,353
Privia Health Group, Inc. (a) (b)	4,253	100,201
Procore Technologies, Inc. (a)	2,101	187,703
Procore Technologies, Inc., Lockup Shares (Acquired 7/15/20-12/09/20, Cost $164,070) (a) (c) (d)	3,043	258,269
PTC, Inc. (a)	10,500	1,257,795
Roper Technologies, Inc.	10,981	4,898,954
SentinelOne Inc. Class A (a)	1,967	105,372
ServiceTitan, Inc. (Acquired 11/09/18, Cost $12,280) (a) (c) (d) (f)	637	75,778
Sophia Genetics SA (a)	6,168	108,125
Splunk, Inc. (a)	5,182	749,887
SS&C Technologies Holdings, Inc	16,763	1,163,352
Tanium, Inc., Class B (Acquired 9/24/20, Cost $30,277) (a) (c) (d) (f)	2,657	30,277

The accompanying notes are an integral part of the financial statements.

107

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Themis Solutions, Inc. (Acquired 4/14/21, Cost $108,219) (a) (c) (d) (f)	4,820	$108,219
Twilio, Inc. Class A (a)	7,526	2,401,170
Veeva Systems, Inc. Class A (a)	24,085	6,940,575
Workiva, Inc. (a)	6,152	867,186
Xero Ltd. (a)	17,018	1,695,947
Zynga, Inc. Class A (a)	183,294	1,380,204
		82,141,582
		117,315,967
Utilities — 3.4%
Electric — 2.4%
Ameren Corp.	10,000	810,000
Ameresco, Inc. Class A (a)	3,610	210,932
CenterPoint Energy, Inc.	80,787	1,987,360
Consolidated Edison, Inc.	15,066	1,093,641
Eversource Energy	5,800	474,208
FirstEnergy Corp.	144,122	5,133,626
IDACORP, Inc.	15,367	1,588,640
MGE Energy, Inc.	13,505	992,617
NorthWestern Corp.	21,186	1,213,958
PG&E Corp. (a)	355,996	3,417,562
PNM Resources, Inc.	6,300	311,724
Portland General Electric Co.	10,050	472,250
Sempra Energy	13,000	1,644,500
Vistra Corp.	150,513	2,573,772
		21,924,790
Gas — 0.7%
Atmos Energy Corp.	1,517	133,799
Chesapeake Utilities Corp.	15,190	1,823,560
National Fuel Gas Co.	36,954	1,940,824
ONE Gas, Inc.	24,612	1,559,662
RGC Resources, Inc.	5,618	127,248
Southwest Gas Holdings, Inc.	20,259	1,354,922
		6,940,015
Water — 0.3%
California Water Service Group	15,180	894,557
Middlesex Water Co.	8,035	825,837
SJW Group	11,574	764,579
		2,484,973
		31,349,778

TOTAL COMMON STOCK (Cost $639,394,787)		859,623,157

	Number of Shares	Value
PREFERRED STOCK — 2.4%
Communications — 0.1%
Internet — 0.1%
1661, Inc., Series F (Acquired 5/28/21, Cost $288,836) (a) (c) (d) (f)	49,629	$288,836
Evolve Vacation Rental Network, Inc., Series 8 (Acquired 3/29/18, Cost $44,816) (a) (c) (d) (f)	5,266	62,560
Evolve Vacation Rental Network, Inc., Series 9 (Acquired 5/29/20, Cost $20,111) (a) (c) (d) (f)	3,470	41,224
Minted, Inc., Series E (Acquired 10/30/18, Cost $113,257) (a) (c) (d) (f)	8,410	124,552
SecurityScorecard, Inc., Series E (Acquired 3/05/21, Cost $262,495) (a) (c) (d) (f)	17,323	262,495
		779,667
Consumer, Cyclical — 0.7%
Apparel — 0.0%
Allbirds, Inc., Series A, (Acquired 10/10/18, Cost $44,527)
(a) (c) (d) (f)	4,060	46,943
Allbirds, Inc., Series B, (Acquired 10/10/18, Cost $7,787)
(a) (c) (d) (f)	710	8,209
Allbirds, Inc., Series C, (Acquired 10/09/18, Cost $74,796)
(a) (c) (d) (f)	6,820	78,856
Allbirds, Inc., Series E, (Acquired 9/22/20, Cost $87,955)
(a) (c) (d) (f)	7,607	87,955
Allbirds, Inc., Series Seed, (Acquired 10/10/18, Cost $23,963)
(a) (c) (d) (f)	2,185	25,264
		247,227
Auto Manufacturers — 0.7%
Aurora Innovation, Inc., Series B, (Acquired 3/01/19, Cost $32,156)
(a) (c) (d)	3,480	67,426
Nuro, Inc., Series C, (Acquired 10/30/20-3/02/21, Cost $282,254)
(a) (c) (d) (f)	21,621	282,254
Rivian Automotive, Inc., Series D, (Acquired 12/23/19, Cost $466,859)
(a) (c) (d) (f)	43,453	3,086,467
Rivian Automotive, Inc., Series E, (Acquired 7/10/20, Cost $194,539)
(a) (c) (d) (f)	26,293	1,867,592

The accompanying notes are an integral part of the financial statements.

108

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Rivian Automotive, Inc., Series F, (Acquired 1/19/21, Cost $368,389)
(a) (c) (d) (f)	9,997	$710,087
		6,013,826
Leisure Time — 0.0%
Rad Power Bikes, Inc., Series C, (Acquired 1/22/21, Cost $69,082)
(a) (c) (d) (f)	14,321	137,250
Rad Power Bikes, Inc., Series D, (Acquired 9/16/21, Cost $107,722)
(a) (c) (d) (f)	11,240	107,722
		244,972
Retail — 0.0%
OfferUp, Inc., Series F, (Acquired 7/01/20, Cost $9,217)
(a) (c) (d) (f)	4,025	7,366
Rent the Runway, Inc., Series F, (Acquired 3/21/19, Cost $67,441)
(a) (c) (d) (f)	3,017	44,473
Rent the Runway, Inc., Series G, (Acquired 4/30/20, Cost $40,744)
(a) (c) (d) (f)	2,764	40,744
		92,583
Consumer, Non-cyclical — 0.7%
Agriculture — 0.1%
Bunge Ltd.
4.875% (a)	2,962	355,292
Farmer’s Business Network, Inc., Series E, (Acquired 2/11/19, Cost $191,081)
(a) (c) (d) (f)	8,198	509,570
Farmer’s Business Network, Inc., Series F, (Acquired 7/31/20, Cost $48,329)
(a) (c) (d) (f)	5,211	323,904
		1,188,766
Biotechnology — 0.2%
Genesis Therapeutics, Inc., Series A, (Acquired 11/24/20, Cost $25,262)
(a) (c) (d) (f)	4,946	25,262
Inscripta, Inc., Series E, (Acquired 3/30/21, Cost $148,812)
(a) (c) (d) (f)	16,853	148,812
Insitro, Inc., Series B, (Acquired 5/21/20, Cost $34,456)
(a) (c) (d) (f)	5,530	101,150
Insitro, Inc., Series C, (Acquired 4/07/21, Cost $62,208)
(a) (c) (d) (f)	3,401	62,208

	Number of Shares	Value
Kardium, Inc., Series D-5, (Acquired 11/29/18, Cost $29,906)
(a) (c) (d) (f)	30,866	$31,355
Kardium, Inc., Series D-6, (Acquired 1/08/21, Cost $145,349)
(a) (c) (d) (f)	143,083	145,349
Laronde, Inc., Series B, (Acquired 7/28/21, Cost $109,340)
(a) (c) (d) (f)	3,905	109,340
National Resilience, Inc., Series B, (Acquired 10/23/20, Cost $263,720)
(a) (c) (d) (f)	19,306	857,379
National Resilience, Inc., Series C, (Acquired 6/09/21, Cost $315,045)
(a) (c) (d) (f)	7,094	315,045
Treeline Biosciences, Inc., Series A, (Acquired 4/09/21, Cost $40,640)
(a) (c) (d) (f)	5,192	40,640
		1,836,540
Commercial Services — 0.1%
Honor Technology, Inc., Series D, (Acquired 10/16/20, Cost $225,290)
(a) (c) (d) (f)	93,556	295,768
Honor Technology, Inc., Series E, (Acquired 9/29/21, Cost $116,646)
(a) (c) (d) (f)	36,897	116,646
Redwood Materials, Inc., Series C, (Acquired 5/28/21, Cost $214,074)
(a) (c) (d) (f)	4,516	214,074
		626,488
Food — 0.1%
Cava Group, Inc., Series E, (Acquired 6/23/20-3/26/21, Cost $475,884)
(a) (c) (d) (f)	18,159	683,323
Cava Group, Inc., Series F, (Acquired 3/26/21, Cost $512,596)
(a) (c) (d) (f)	13,622	512,596
Sweetgreen, Inc., Series G, (Acquired 2/27/18, Cost $35,793)
(a) (c) (d) (f)	3,977	60,371
Sweetgreen, Inc., Series I, (Acquired 9/13/19, Cost $67,408)
(a) (c) (d) (f)	3,942	59,840
		1,316,130

The accompanying notes are an integral part of the financial statements.

109

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 0.1%
Prime Medicine, Inc., Series B, (Acquired 4/19/21, Cost $40,943)
(a) (c) (d) (f)	9,347	$40,943
Ring Therapeutics, Inc., Series B, (Acquired 4/12/21, Cost $50,885)
(a) (c) (d) (f)	5,531	50,885
Tempus Labs, Inc., Series D, (Acquired 3/16/18, Cost $21,326)
(a) (c) (d) (f)	2,275	127,338
Tempus Labs, Inc., Series E, (Acquired 8/23/18, Cost $29,149)
(a) (c) (d) (f)	1,741	99,391
Tempus Labs, Inc., Series F, (Acquired 4/30/19, Cost $17,059)
(a) (c) (d) (f)	689	39,660
Tempus Labs, Inc., Series G, (Acquired 2/06/20, Cost $19,176)
(a) (c) (d) (f)	500	28,920
Tempus Labs, Inc., Series G-2, (Acquired 11/19/20, Cost $26,075)
(a) (c) (d) (f)	455	26,075
		413,212
Health Care – Services — 0.1%
Caris Life Sciences, Inc., Series C, (Acquired 8/14/20, Cost $71,520)
(a) (c) (d) (f)	45,403	367,764
Caris Life Sciences, Inc., Series D, (Acquired 5/11/21, Cost $378,132)
(a) (c) (d) (f)	46,683	378,132
Gyroscope Therapeutics, Inc., Series C-1, (Acquired 3/30/21, Cost $45,899)
(a) (c) (d) (f)	19,956	45,899
		791,795
Pharmaceuticals — 0.0%
Capsule Corporation, Series D, (Acquired 4/07/21, Cost $144,670)
(a) (c) (d) (f)	9,983	144,670
HashiCorp, Inc., Series E, (Acquired 3/13/20-1/21/21, Cost $60,038)
(a) (c) (d) (f)	2,076	92,922
Haul Hub, Inc., Series B, (Acquired 2/14/20-3/03/21, Cost $108,854)
(a) (c) (d) (f)	7,466	108,854
		346,446
		6,519,377

	Number of Shares	Value
Financial — 0.2%
Diversified Financial Services — 0.2%
Color Health, Inc., Series D, (Acquired 12/17/20, Cost $43,490)
(a) (c) (d) (f)	1,155	$52,887
Color Health, Inc., Series D-1, (Acquired 1/13/20, Cost $56,632)
(a) (c) (d) (f)	2,655	121,572
Convoy, Inc., Series C, (Acquired 9/14/18, Cost $127,740)
(a) (c) (d) (f)	17,990	296,797
Convoy, Inc., Series D, (Acquired 10/30/19, Cost $417,858)
(a) (c) (d) (f)	30,861	509,142
Convoy, Inc., Series E, (Acquired 9/30/21, Cost $72,706)
(a) (c) (d) (f)	4,407	72,706
Stash Financial, Inc., Series F, (Acquired 4/24/20, Cost $126,801)
(a) (c) (d) (f)	5,060	319,289
Stash Financial, Inc., Series G, (Acquired 1/26/21, Cost $174,908)
(a) (c) (d) (f)	4,667	294,491
		1,666,884
Insurance — 0.0%
Go Maps, Inc., Series B-1, (Acquired 5/15/19, Cost $1,626)
(a) (c) (d) (f)	755	7,565
Investment Companies — 0.0%
Maplebear, Inc., Series I, (Acquired 2/26/21, Cost $58,500)
(a) (c) (d) (f)	468	58,500
		1,732,949
Industrial — 0.2%
Aerospace & Defense — 0.0%
ABL Space Systems Company, Series B (Acquired 3/24/21, Cost $328,985) (a) (c) (d) (f)	7,305	328,985
Electrical Components & Equipment — 0.1%
Sila Nanotechnologies, Inc., Series F (Acquired 1/07/21, Cost $505,509) (a) (c) (d) (f)	12,248	505,509
Electronics — 0.1%
Sartorius AG 0.130%	1,843	1,173,711
		2,008,205
Technology — 0.5%
Computers — 0.0%
Coalition, Inc., Series E (Acquired 9/07/21, Cost $253,711) (a) (c) (d) (f)	15,355	253,711

The accompanying notes are an integral part of the financial statements.

110

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mesosphere, Inc., Series D (Acquired 5/04/18, Cost $72,584) (a) (c) (d) (f)	6,566	$14,642
		268,353
Software — 0.5%
Checkr, Inc., Series C (Acquired 4/10/18, Cost $106,628) (a) (c) (d) (f)	7,811	421,794
Checkr, Inc., Series D (Acquired 9/06/19, Cost $308,786) (a) (c) (d) (f)	10,209	551,286
Databricks, Inc., Series F (Acquired 10/22/19, Cost $104,923) (a) (c) (d) (f)	2,443	538,565
Databricks, Inc., Series G (Acquired 2/01/21, Cost $128,414) (a) (c) (d) (f)	724	159,608
Databricks, Inc., Series H (Acquired 8/31/21, Cost $121,028) (a) (c) (d) (f)	549	121,028
Flexe, Inc., Series C (Acquired 11/18/20, Cost $134,849) (a) (c) (d) (f)	11,083	134,849
Gusto, Inc., Series B (Acquired 8/18/20, Cost $20,633) (a) (c) (d) (f)	3,644	110,761
Gusto, Inc., Series B-2 (Acquired 8/18/20, Cost $11,553) (a) (c) (d) (f)	6,804	206,810
Gusto, Inc., Series C (Acquired 7/16/18, Cost $84,209) (a) (c) (d) (f)	11,076	336,659
Gusto, Inc., Series D (Acquired 7/16/19, Cost $187,638) (a) (c) (d) (f)	14,095	428,422
JetClosing, Inc., Series A (Acquired 5/25/18, Cost $22,781) (a) (c) (d) (f)	11,678	13,430
JetClosing, Inc., Series B-1 (Acquired 7/13/20-2/25/21, Cost $36,276) (a) (c) (d) (f)	27,130	27,673
JetClosing, Inc., Series B-2 (Acquired 2/06/20, Cost $5,769) (a) (c) (d) (f)	5,185	5,289
Seismic Software, Inc., Series E (Acquired 12/13/18, Cost $117,981) (a) (c) (d) (f)	18,715	269,983
Seismic Software, Inc., Series F (Acquired 9/25/20-3/24/21, Cost $18,592) (a) (c) (d) (f)	2,115	30,511
ServiceTitan, Inc., Series A-1 (Acquired 11/09/18, Cost $263) (a) (c) (d) (f)	10	1,190
ServiceTitan, Inc., Series D (Acquired 11/09/18, Cost $124,743) (a) (c) (d) (f)	4,744	564,351

	Number of Shares	Value
ServiceTitan, Inc., Series E (Acquired 4/23/20, Cost $7,435) (a) (c) (d) (f)	220	$26,171
ServiceTitan, Inc., Series F (Acquired 3/25/21, Cost $25,650) (a) (c) (d) (f)	239	28,432
Themis Solutions, Inc., Series AA (Acquired 4/14/21, Cost $24,473) (a) (c) (d) (f)	1,090	24,473
Themis Solutions, Inc., Series AB (Acquired 4/14/21, Cost $2,694) (a) (c) (d) (f)	120	2,694
Themis Solutions, Inc., Series B (Acquired 4/14/21, Cost $2,694) (a) (c) (d) (f)	120	2,694
Themis Solutions, Inc., Series E (Acquired 4/14/21, Cost $309,164) (a) (c) (d) (f)	13,770	309,164
		4,315,837
		4,584,190

TOTAL PREFERRED STOCK (Cost $11,936,391)		22,222,996

TOTAL EQUITIES (Cost $651,331,178)		881,846,153
	Principal Amount
BONDS & NOTES — 0.1%
CORPORATE DEBT — 0.1%
Oil & Gas Services — 0.1%
Weatherford International Ltd.
11.000% 12/01/24 (e)	$599,000	630,819

TOTAL CORPORATE DEBT (Cost $421,056)		630,819

TOTAL BONDS & NOTES (Cost $421,056)		630,819
	Number of Shares
RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Progenic Pharmaceuticals, Inc., CVR (a) (c) (f)	25,104	1,218

TOTAL RIGHTS (Cost $0)		1,218

The accompanying notes are an integral part of the financial statements.

111

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Biotechnology — 0.0%
Sema4 Holdings Corp. (a)	3,133	$6,642
Commercial Services — 0.0%
Aldel Financial, Inc. (Acquired 8/18/21, Cost $4,451) (a) (c) (d) (g)	3,040	5,527
Advantage Solutions, Inc., Expires 10/28/25 (a)	7,777	14,154
		19,681
Health Care – Products — 0.0%
SomaLogic, Inc. (a)	660	2,277
		28,600
Financial — 0.0%
Banks — 0.0%
Dogwood State Bank (Acquired 5/06/19, Cost $0) (a) (c) (d) (f)	800	3,176
Diversified Financial Services — 0.0%
Grasshopper Bancorp, Inc. (Acquired 10/15/18, Cost $0) (a) (c) (d) (f)	1,432	—
		3,176

TOTAL WARRANTS (Cost $27,855)		31,776

MUTUAL FUNDS — 0.9%
Diversified Financial Services — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (h)	8,565,535	8,565,535

TOTAL MUTUAL FUNDS (Cost $8,565,535)		8,565,535

TOTAL LONG-TERM INVESTMENTS (Cost $660,345,624)		891,075,501

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 3.2%
Mutual Fund — 3.0%
T. Rowe Price Government Reserve Investment Fund	27,121,652	$27,121,652
	Principal Amount
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (i)	$1,384,928	1,384,928

TOTAL SHORT-TERM INVESTMENTS (Cost $28,506,580)		28,506,580

TOTAL INVESTMENTS — 101.0% (Cost $688,852,204) (j)		919,582,081

Other Assets/(Liabilities) — (1.0)%		(8,708,502)

NET ASSETS — 100.0%		$910,873,579

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $20,598,812 or 2.26% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $12,603,153 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $31,835,913 or 3.50% of net assets.

(d)

Restricted security. Certain securities are restricted as to resale. At September 30, 2021, these securities amounted to a value of $32,057,272 or 3.52% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $934,946 or 0.10% of net assets.

(f)	Investment was valued using significant unobservable inputs.

The accompanying notes are an integral part of the financial statements.

112

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	Represents investment of security lending cash collateral. (Note 2).
(i)

Maturity value of $1,384,928. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $1,412,682.

(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

113

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio of Investments
September 30, 2021

	Principal Amount	Value
BONDS & NOTES — 99.5%
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (a) — 4.9%
Collateralized Mortgage Obligations — 1.3%
Government National Mortgage Association
Series 2016-121, Class JF, 1 mo. USD LIBOR + 0.400% 0.487% FRN 9/20/46	$244,836	$246,424
Series 2019-78, Class FB, 1 mo. USD LIBOR + 0.400% 0.487% FRN 6/20/49	139,025	139,908
Series 2019-112, Class GF, 1 mo. USD LIBOR + 0.430% 0.517% FRN 9/20/49	138,302	139,122
Series 2019-103, Class CF, 1 mo. USD LIBOR + 0.450% 0.537% FRN 8/20/49	250,873	253,000
Series 2019-111, Class FB, 1 mo. USD LIBOR + 0.450% 0.537% FRN 9/20/49	97,667	98,571
Series 2019-125, Class DF, 1 mo. USD LIBOR + 0.450% 0.537% FRN 10/20/49	204,038	205,857
Series 2020-7, Class KE, 2.500% 1/20/50	270,266	279,787
		1,362,669
Pass-Through Securities — 3.6%
Government National Mortgage Association II
Pool #MA7534 2.500% 8/20/51	687,492	710,412
Pool #MA4484 3.000% 6/20/32	193,508	203,900
Pool #MA6255 3.000% 12/20/34	191,919	202,406
Pool #MA6381 3.000% 1/20/35	106,889	112,797
Pool #MA6630 3.000% 5/20/35	47,006	49,604
Pool #MA6209 3.000% 10/20/49	30,071	30,984
Pool #MA6399 3.000% 1/20/50	72,750	74,958
Pool #MA6464 3.000% 2/20/50	177,849	182,747
Pool #MA6531 3.000% 3/20/50	100,645	103,417
Pool #MA7313 3.000% 4/20/51	472,225	493,676
Pool #BQ0937 3.500% 9/20/49	94,354	101,269
Pool #BQ7205 3.500% 10/20/49	59,540	64,299
Pool #BS37G2 3.500% 1/20/50	178,278	191,371
Pool #BS3771 3.500% 2/20/50	136,479	146,098
Pool #MA4588 4.500% 7/20/47	174,422	188,887
Pool #MA4781 5.000% 10/20/47	80,931	88,811
Pool #MA4840 5.000% 11/20/47	58,737	64,419
Pool #MA5653 5.000% 12/20/48	215,072	232,300
Pool #MA5820 5.500% 3/20/49	29,544	32,472

	Principal Amount	Value
Government National Mortgage Association II TBA 2.500% 2/01/51 (b)	$685,000	$706,781
		3,981,608

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $5,209,091)		5,344,277

U.S. TREASURY OBLIGATIONS — 94.6%
U.S. Treasury Bonds & Notes — 94.6%
U.S. Treasury Bond
1.125% 5/15/40	4,445,000	3,832,327
1.125% 8/15/40	6,710,000	5,760,100
1.250% 5/15/50	3,770,000	3,074,701
1.375% 11/15/40	2,610,000	2,338,953
1.375% 8/15/50	7,400,000	6,226,996
1.500% 2/15/30	1,225,000	1,231,888
1.625% 11/15/50	3,580,000	3,207,122
1.750% 8/15/41	2,175,000	2,074,746
1.875% 2/15/41	7,480,000	7,300,288
1.875% 2/15/51	6,875,000	6,538,196
2.000% 2/15/50	4,050,000	3,967,504
2.000% 8/15/51	290,000	284,245
2.250% 5/15/41	7,690,000	7,978,843
2.250% 8/15/46	2,505,000	2,579,289
2.250% 8/15/49	2,550,000	2,636,362
2.375% 11/15/49	2,220,000	2,356,732
2.375% 5/15/51	2,440,000	2,597,088
2.500% 2/15/46	1,700,000	1,833,367
2.500% 5/15/46	3,925,000	4,234,620
2.750% 8/15/47	1,895,000	2,144,844
2.750% 11/15/47	2,660,000	3,013,184
2.875% 11/15/46	1,700,000	1,963,501
2.875% 5/15/49	2,480,000	2,893,137
3.000% 11/15/45	850,000	999,096
3.000% 2/15/47	1,560,000	1,843,245
3.000% 5/15/47	1,200,000	1,419,371
3.000% 2/15/48	2,020,000	2,395,139
3.000% 8/15/48	2,330,000	2,768,638
3.000% 2/15/49	2,480,000	2,956,531
3.125% 5/15/48 (c)	4,125,000	5,005,540
3.375% 11/15/48	2,330,000	2,960,538

The accompanying notes are an integral part of the financial statements.

114

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note
1.125% 2/15/31	$975,000	$943,492
1.250% 8/15/31 (d)	2,070,000	2,017,927

TOTAL U.S. TREASURY OBLIGATIONS (Cost $106,281,631)		103,377,550

TOTAL BONDS & NOTES (Cost $111,490,722)		108,721,827
	Number of Shares
MUTUAL FUNDS — 1.9%
Diversified Financial Services — 1.9%
State Street Navigator Securities Lending Government Money Market Portfolio (e)	2,064,825	2,064,825

TOTAL MUTUAL FUNDS (Cost $2,064,825)		2,064,825

TOTAL LONG-TERM INVESTMENTS (Cost $113,555,547)		110,786,652

SHORT-TERM INVESTMENTS — 0.7%
Mutual Fund — 0.5%
T. Rowe Price Government Reserve Investment Fund	537,680	537,680
	Principal Amount
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (f)	$211,549	211,549

TOTAL SHORT-TERM INVESTMENTS (Cost $749,229)		749,229

TOTAL INVESTMENTS — 102.1% (Cost $114,304,776) (g)		111,535,881

Other Assets/(Liabilities) — (2.1)%		(2,285,000)

NET ASSETS — 100.0%		$109,250,881

Abbreviation Legend

FRN	Floating Rate Note
TBA	To Be Announced

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $2,023,243 or 1.85% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(e)	Represents investment of security lending cash collateral. (Note 2).
(f)

Maturity value of $211,549. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $215,855.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

115

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio of Investments (Continued)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
U.S. Treasury Note 10 Year Future	10/22/21	130.50	17	USD	2,237,360	$(3,188)	$(3,426)	$238

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	12/21/21	246	$39,905,485	$(737,672)
Short
U.S. Treasury Ultra Bond	12/21/21	55	$(10,776,438)	$268,000
U.S. Treasury Ultra 10 Year	12/21/21	169	(25,030,243)	482,993
				$750,993

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

116

[THIS PAGE INTENTIONALLY LEFT BLANK]

MM Equity Asset Fund and MassMutual Select T. Rowe Price Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2021

	MM Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Assets:
Investments, at value (Note 2) (a)	$389,741,718	$773,323,181
Repurchase agreements, at value (Note 2) (b)	5,380,146	—
Other short-term investments, at value (Note 2) (c)	—	96,415,800
Total investments (d)	395,121,864	869,738,981
Cash	8,808	1,827,039
Foreign currency, at value (e)	—	269,459
Receivables from:
Investments sold
Regular delivery	776,618	14,814,925
Delayed delivery	—	51,134,835
Open forward contracts (Note 2)	—	3,353,438
Fund shares sold	2,281,660	120,608
Closed swap agreements, at value	—	6,923
Collateral pledged for open futures contracts (Note 2)	309,000	—
Investment adviser (Note 3)	—	56,597
Variation margin on open derivative instruments (Note 2)	—	68,493
Interest and dividends	390,721	4,294,522
Interest tax reclaim	—	28,700
Foreign taxes withheld	317,748	—
Open swap agreements, at value (Note 2)	—	39,198
Total assets	399,206,419	945,753,718
Liabilities:
Payables for:
Investments purchased
Regular delivery	804,435	17,399,808
Delayed delivery	—	108,855,275
Collateral held for open swap agreements (Note 2)	—	1,566,839
Written options outstanding, at value (Note 2) (f)	—	19,611
Open forward contracts (Note 2)	—	554,249
Interest and dividends	—	353
Fund shares repurchased	343,981	314,929
Collateral held for securities on loan (Note 2) (g)	—	2,656,317
Open swap agreements, at value (Note 2)	—	3,026
Trustees’ fees and expenses (Note 3)	39,561	22,033
Variation margin on open derivative instruments (Note 2)	64,951	36,769
Affiliates (Note 3):
Administration fees	7,494	40,171
Investment advisory fees	61,018	—
Due to custodian	—	—
Accrued expense and other liabilities	75,188	173,626
Total liabilities	1,396,628	131,643,006
Net assets	$397,809,791	$814,110,712
Net assets consist of:
Paid-in capital	$210,384,947	$790,976,152
Accumulated Gain (Loss)	187,424,844	23,134,560
Net assets	$397,809,791	$814,110,712

(a)	Cost of investments:	$276,341,990	$767,033,960
(b)	Cost of repurchase agreements:	$5,380,146	$—
(c)	Cost of other short-term investments:	$—	$96,443,991
(d)	Securities on loan with market value of:	$101,673	$3,452,764
(e)	Cost of foreign currency:	$—	$269,477
(f)	Premiums on written options:	$—	$36,031
(g)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

118

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

$104,842,880	$2,290,189,211	$281,395,566	$159,799,131	$891,075,501	$110,786,652
1,496,550	3,371,460	1,003,794	1,411,353	1,384,928	211,549
838,158	22,738,739	6,644,252	5,476,550	27,121,652	537,680
107,177,588	2,316,299,410	289,043,612	166,687,034	919,582,081	111,535,881
16,400	—	381,867	—	—	—
581	—	580	333,006	49,673	—

205,295	19,258,028	—	318,394	2,195,833	—
—	—	1,184,489	—	—	—
26,748	—	38,800	—	—	—
10,786	820,201	18,363	55,189	301,438	31,027
—	—	—	—	—	—
—	—	—	—	—	—
22,405	66,282	19,644	45,808	39,241	18,896
—	—	8,150	—	—	9,109
1,269,893	885,598	331,149	663,472	580,192	540,366
—	—	—	—	—	—
—	24,733	—	27,959	45,820	—
—	—	2,181,581	—	—	—
108,729,696	2,337,354,252	293,208,235	168,130,862	922,794,278	112,135,279

192,343	24,621,286	—	106,994	2,573,470	—
—	—	2,642,766	—	415,509	709,752
—	—	1,640,000	—	—	—
—	—	—	—	—	3,188
1,515	—	56,122	—	—	—
—	—	—	—	—	—
52,932	298,223	181,315	24,498	133,843	33,581
1,177,585	2,601,335	15,278,900	5,495,309	8,565,535	2,064,825
31,595	—	—	—	—	—
3,253	48,322	6,179	3,251	22,087	4,128
2,822	—	469,520	49,820	—	—

10,168	18,757	7,950	6,760	8,781	4,906
—	—	—	—	—	—
—	—	—	—	72,276	—
80,346	140,422	65,422	77,628	129,198	64,018
1,552,559	27,728,345	20,348,174	5,764,260	11,920,699	2,884,398
$107,177,137	$2,309,625,907	$272,860,061	$162,366,602	$910,873,579	$109,250,881

$107,070,920	$1,386,531,612	$254,014,870	$131,460,358	$575,709,954	$118,251,473
106,217	923,094,295	18,845,191	30,906,244	335,163,625	(9,000,592)
$107,177,137	$2,309,625,907	$272,860,061	$162,366,602	$910,873,579	$109,250,881

$106,880,151	$1,731,675,778	$277,567,619	$141,297,849	$660,345,624	$113,555,547
$1,496,550	$3,371,460	$1,003,794	$1,411,353	$1,384,928	$211,549
$838,281	$22,738,739	$6,644,252	$5,476,531	$27,121,652	$537,680
$1,778,019	$8,191,545	$15,290,946	$12,537,710	$20,598,812	$2,023,243
$586	$—	$585	$334,881	$49,641	$—
$—	$—	$—	$—	$—	$3,426

The accompanying notes are an integral part of the financial statements.

119

MM Equity Asset Fund and MassMutual Select T. Rowe Price Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MM Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Class I shares:
Net assets	$397,809,791	$814,110,712
Shares outstanding (a)	39,291,919	78,052,426
Net asset value, offering price and redemption price per share	$10.12	$10.43

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

120

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

$107,177,137	$2,309,625,907	$272,860,061	$162,366,602	$910,873,579	$109,250,881
11,019,212	132,492,883	24,761,159	12,638,192	56,213,613	14,337,210
$9.73	$17.43	$11.02	$12.85	$16.20	$7.62

The accompanying notes are an integral part of the financial statements.

121

MM Equity Asset Fund and MassMutual Select T. Rowe Price Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MM Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Investment income (Note 2):
Dividends (a)	$6,210,422	$8,733
Interest (b)	69	14,964,782
Securities lending net income	132	1,837
Non cash income	—	—
Total investment income	6,210,623	14,975,352
Expenses (Note 3):
Investment advisory fees	788,630	—
Custody fees	33,768	263,777
Audit fees	61,073	74,599
Legal fees	8,703	14,521
Proxy fees	1,158	1,158
Accounting & Administration fees	15,500	123,675
Shareholder reporting fees	29,789	32,931
Trustees’ fees	14,348	29,046
Registration and filing fees	13	315
Transfer agent fees	2,989	2,990
Total expenses	955,971	543,012
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	(543,012)
Net expenses:	955,971	—
Net investment income (loss)	5,254,652	14,975,352
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	75,506,897	8,026,250
Futures contracts	2,004,180	(670,609)
Written options	—	30,380
Swap agreements	—	674,461
Foreign currency transactions	5,460	136,840
Forward contracts	—	280,427
Net realized gain (loss)	77,516,537	8,477,749
Net change in unrealized appreciation (depreciation) on:
Investment transactions	38,241,317	(17,199,204)*
Futures contracts	(307,065)	(212,586)
Written options	—	16,420
Swap agreements	—	1,211,652
Translation of assets and liabilities in foreign currencies	(8,813)	(79,038)
Forward contracts	—	2,169,547
Net change in unrealized appreciation (depreciation)	37,925,439	(14,093,209)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	115,441,976	(5,615,460)
Net increase (decrease) in net assets resulting from operations	$120,696,628	$9,359,892

(a)	Net of foreign withholding tax of:	$6,588	$—
(b)	Net of foreign withholding tax of:	$—	$36,038
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$12,178

The accompanying notes are an integral part of the financial statements.

122

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

$—	$21,156,595	$671	$4,288,882	$7,697,383	$—
5,801,107	12,873	9,635,994	911	80,001	1,648,901
894	73,022	688	22,314	79,180	1,202
—	—	—	68,360	995,129	—
5,802,001	21,242,490	9,637,353	4,380,467	8,851,693	1,650,103

—	—	—	—	—	—
54,932	201,234	46,419	79,514	208,070	33,778
73,293	57,234	61,052	57,562	53,815	61,174
2,117	54,343	4,347	8,216	22,399	1,642
1,158	1,158	1,158	1,158	1,158	1,158
31,633	51,780	24,046	21,300	26,314	15,862
21,375	29,258	21,552	17,602	26,155	23,772
3,986	81,697	8,908	5,327	33,668	2,843
—	1,260	405	107	142	3
2,989	2,990	2,989	2,989	2,990	2,989
191,483	480,954	170,876	193,775	374,711	143,221

(191,483)	(480,954)	(170,876)	(193,775)	(374,711)	(143,221)
—	—	—	—	—	—
5,802,001	21,242,490	9,637,353	4,380,467	8,851,693	1,650,103

2,347,168	373,403,697	3,685,693	13,723,167	111,682,230	(478,180)
(71,127)	—	737,324	258,117	—	(1,377,911)
—	—	7,037	—	—	(5,803)
(11,034)	—	278,663	—	—	—
246	(19,056)	(4)	(40,440)	(4,858)	—
78,778	—	92,599	(53,100)	—	—
2,344,031	373,384,641	4,801,312	13,887,744	111,677,372	(1,861,894)

886,071	229,912,868	(795,571)	17,533,132	159,208,647	(9,584,073)
(93,799)	—	(33,641)	69,313	—	444,848
—	—	—	—	—	238
(23,455)	—	2,711,355	—	—	—
6,213	(1,390)	(4)	(12,998)	(349)	—
17,562	—	(30,992)	(15,063)	—	—
792,592	229,911,478	1,851,147	17,574,384	159,208,298	(9,138,987)
3,136,623	603,296,119	6,652,459	31,462,128	270,885,670	(11,000,881)
$8,938,624	$624,538,609	$16,289,812	$35,842,595	$279,737,363	$(9,350,778)

$—	$79,310	$—	$168,958	$118,475	$—
$8,660	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

123

MM Equity Asset Fund and MassMutual Select T. Rowe Price Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MM Equity Asset Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,254,652	$6,391,529
Net realized gain (loss)	77,516,537	44,259,521
Net change in unrealized appreciation (depreciation)	37,925,439	25,991,654
Net increase (decrease) in net assets resulting from operations	120,696,628	76,642,704
Distributions to shareholders (Note 2):
Class I	(54,878,368)	(28,798,274)
Total distributions	(54,878,368)	(28,798,274)
Net fund share transactions (Note 5):
Class I	(91,092,057)	(114,329,728)
Increase (decrease) in net assets from fund share transactions	(91,092,057)	(114,329,728)
Total increase (decrease) in net assets	(25,273,797)	(66,485,298)
Net assets
Beginning of year	423,083,588	489,568,886
End of year	$397,809,791	$423,083,588

The accompanying notes are an integral part of the financial statements.

124

MassMutual Select T. Rowe Price Bond Asset Fund		MassMutual Select T. Rowe Price Emerging Markets Bond Fund		MassMutual Select T. Rowe Price Large Cap Blend Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$14,975,352	$15,671,776	$5,802,001	$5,761,942	$21,242,490	$13,217,813
8,477,749	8,204,300	2,344,031	(3,332,497)	373,384,641	14,308,260
(14,093,209)	1,531,412	792,592	(1,129,073)	229,911,478	203,130,110
9,359,892	25,407,488	8,938,624	1,300,372	624,538,609	230,656,183

(25,814,917)	(24,310,831)	(6,332,004)	(5,760,930)	(15,903,325)	(14,144,236)
(25,814,917)	(24,310,831)	(6,332,004)	(5,760,930)	(15,903,325)	(14,144,236)

79,650,846	79,456,643	(5,408,000)	3,809,067	(71,726,009)	275,541,821
79,650,846	79,456,643	(5,408,000)	3,809,067	(71,726,009)	275,541,821
63,195,821	80,553,300	(2,801,380)	(651,491)	536,909,275	492,053,768

750,914,891	670,361,591	109,978,517	110,630,008	1,772,716,632	1,280,662,864
$814,110,712	$750,914,891	$107,177,137	$109,978,517	$2,309,625,907	$1,772,716,632

The accompanying notes are an integral part of the financial statements.

125

MM Equity Asset Fund and MassMutual Select T. Rowe Price Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,637,353	$2,833,910
Net realized gain (loss)	4,801,312	2,574,476
Net change in unrealized appreciation (depreciation)	1,851,147	3,103,557
Net increase (decrease) in net assets resulting from operations	16,289,812	8,511,943
Distributions to shareholders (Note 2):
Class I	(6,011,297)	(3,865,124)
Total distributions	(6,011,297)	(3,865,124)
Net fund share transactions (Note 5):
Class I	76,140,858	(17,279,845)
Increase (decrease) in net assets from fund share transactions	76,140,858	(17,279,845)
Total increase (decrease) in net assets	86,419,373	(12,633,026)
Net assets
Beginning of year	186,440,688	199,073,714
End of year	$272,860,061	$186,440,688

The accompanying notes are an integral part of the financial statements.

126

MassMutual Select T. Rowe Price Real Assets Fund		MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund		MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$4,380,467	$2,084,932	$8,851,693	$3,972,310	$1,650,103	$1,966,781
13,887,744	(3,143,040)	111,677,372	34,706,139	(1,861,894)	28,341,023
17,574,384	(362,324)	159,208,298	36,030,296	(9,138,987)	(13,277,193)
35,842,595	(1,420,432)	279,737,363	74,708,745	(9,350,778)	17,030,611

(2,480,008)	(2,317,414)	(46,818,583)	(15,691,197)	(33,769,639)	(10,338,761)
(2,480,008)	(2,317,414)	(46,818,583)	(15,691,197)	(33,769,639)	(10,338,761)

29,418,630	21,098,895	(69,363,053)	55,638,598	84,963,305	(93,084,518)
29,418,630	21,098,895	(69,363,053)	55,638,598	84,963,305	(93,084,518)
62,781,217	17,361,049	163,555,727	114,656,146	41,842,888	(86,392,668)

99,585,385	82,224,336	747,317,852	632,661,706	67,407,993	153,800,661
$162,366,602	$99,585,385	$910,873,579	$747,317,852	$109,250,881	$67,407,993

The accompanying notes are an integral part of the financial statements.

127

MM Equity Asset Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 8.79	$ 0.11	$ 2.38	$ 2.49	$ (0.14)	$ (1.02)	$ (1.16)	$ 10.12	30.90%	$ 397,810	0.22%	N/A	1.20%
9/30/20	7.90	0.12	1.25	1.37	(0.11)	(0.37)	(0.48)	8.79	17.91%	423,084	0.24%	N/A	1.48%
9/30/19	12.36	0.12	(0.49)aa	(0.37)	(0.50)	(3.59)	(4.09)	7.90	3.10%	489,569	0.24%	0.21%	1.48%
9/30/18	11.85	0.24	0.99	1.23	(0.26)	(0.46)	(0.72)	12.36	10.73%	497,747	0.26%	0.25%	1.99%
9/30/17	10.17	0.24	1.50	1.74	(0.06)	(0.00)[d]	(0.06)	11.85	17.18%	1,088,316	0.28%	0.25%	2.18%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	29%	60%	49%	37%	31%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

128

MassMutual Select T. Rowe Price Bond Asset Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 10.65	$ 0.20	$ (0.07)	$ 0.13	$ (0.16)	$ (0.19)	$ (0.35)	$ 10.43	1.26%	$ 814,111	0.07%	0.00%	1.89%
9/30/20	10.59	0.24	0.18	0.42	(0.31)	(0.05)	(0.36)	10.65	4.15%	750,915	0.45%	0.33%	2.32%
9/30/19	9.94	0.29	0.69	0.98	(0.33)	—	(0.33)	10.59	10.21%	670,362	0.56%	0.40%	2.90%
9/30/18[g]	10.00	0.18	(0.24)	(0.06)	—	—	—	9.94	(0.60%)[b]	512,086	0.51%[a]	0.43%[a]	2.78%[a]

	Year ended September 30
	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	255%	157%	287%	170%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

129

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 9.50	$ 0.51	$ 0.31	$ 0.82	$ (0.59)	$ —	$ (0.59)	$ 9.73	8.74%	$ 107,177	0.17%	0.00%	5.29%
9/30/20	9.91	0.50	(0.41)	0.09	(0.50)	—	(0.50)	9.50	0.88%	109,979	0.76%	0.58%	5.29%
9/30/19	9.64	0.53	0.06	0.59	(0.32)	—	(0.32)	9.91	6.35%	110,630	0.92%	0.70%	5.45%
9/30/18[g]	10.00	0.33	(0.69)	(0.36)	—	—	—	9.64	(3.60%)[b]	75,004	1.01%[a]	0.70%[a]	5.30%[a]

	Year ended September 30
	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	49%	56%	39%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

130

MassMutual Select T. Rowe Price Large Cap Blend Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 13.00	$ 0.16	$ 4.39	$ 4.55	$ (0.12)	$ —	$ (0.12)	$ 17.43	35.17%	$ 2,309,626	0.02%	0.00%	0.97%
9/30/20	11.36	0.11	1.65	1.76	(0.12)	—	(0.12)	13.00	15.60%	1,772,717	0.51%	0.44%	0.91%
9/30/19	10.87	0.12	0.45	0.57	(0.08)	—	(0.08)	11.36	5.39%	1,280,663	0.65%	0.56%	1.09%
9/30/18[g]	10.00	0.07	0.80	0.87	—	—	—	10.87	8.70%[b]	923,050	0.64%[a]	0.58%[a]	1.11%[a]

	Year ended September 30
	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	65%	90%	67%	64%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover

The accompanying notes are an integral part of the financial statements.

131

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 10.64	$ 0.42	$ 0.30	$ 0.72	$ (0.19)	$ (0.15)	$ (0.34)	$ 11.02	6.96%	$ 272,860	0.07%	0.00%	3.93%
9/30/20	10.27	0.15	0.41	0.56	(0.19)	(0.00)[d]	(0.19)	10.64	5.58%	186,441	0.37%	0.13%	1.48%
9/30/19	10.09	0.25	0.14	0.39	(0.21)	—	(0.21)	10.27	3.95%	199,074	0.44%	0.16%	2.50%
9/30/18[g]	10.00	0.22	(0.13)	0.09	—	—	—	10.09	0.90%[b]	116,512	0.46%[a]	0.30%[a]	3.36%[a]

	Year ended September 30
	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	193%	156%	135%	66%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

132

MassMutual Select T. Rowe Price Real Assets Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 9.83	$ 0.37	$ 2.89	$ 3.26	$ (0.24)	$ —	$ (0.24)	$ 12.85	33.66%	$ 162,367	0.13%	0.00%	3.04%
9/30/20	10.49	0.23	(0.60)	(0.37)	(0.29)	—	(0.29)	9.83	(3.77%)	99,585	0.69%	0.50%	2.33%
9/30/19	10.56	0.27	(0.16)	0.11	(0.18)	—	(0.18)	10.49	1.26%	82,224	0.86%	0.61%	2.60%
9/30/18[g]	10.00	0.19	0.37	0.56	—	—	—	10.56	5.60%[b]	61,160	1.00%[a]	0.61%[a]	2.86%[a]

	Year ended September 30
	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	57%	32%	40%	13%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact onportfolio turnover.

The accompanying notes are an integral part of the financial statements.

133

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 12.41	$ 0.15	$ 4.43	$ 4.58	$ (0.10)	$ (0.69)	$ (0.79)	$ 16.20	37.99%	$ 910,874	0.04%	0.00%	0.97%
9/30/20	11.44	0.07	1.18	1.25	(0.07)	(0.21)	(0.28)	12.41	10.97%	747,318	0.61%	0.53%	0.58%
9/30/19	11.47	0.07	0.09	0.16	(0.04)	(0.15)	(0.19)	11.44	1.72%	632,662	0.76%	0.65%	0.59%
9/30/18[g]	10.00	0.03	1.44	1.47	—	—	—	11.47	14.70%[b]	473,030	0.75%[a]	0.65%[a]	0.40%[a]

	Year ended September 30
	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	28%	41%	33%	22%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact onportfolio turnover.

The accompanying notes are an integral part of the financial statements.

134

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 13.07	$ 0.14	$ (1.17)	$ (1.03)	$ (0.16)	$ (4.26)	$ (4.42)	$ 7.62	(10.55%)	$ 109,251	0.15%	0.00%	1.69%
9/30/20	12.25	0.25	1.45	1.70	(0.31)	(0.57)	(0.88)	13.07	15.26%	67,408	0.42%	0.13%	2.07%
9/30/19	10.03	0.30	2.12	2.42	(0.20)	—	(0.20)	12.25	24.53%	153,801	0.43%	0.16%	2.74%
9/30/18[g]	10.00	0.18	(0.15)	0.03	—	—	—	10.03	0.30%[b]	113,795	0.46%[a]	0.30%[a]	2.72%[a]

	Year ended September 30
	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	116%	206%	155%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

135

Notes to Financial Statements

1. The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are eight series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MM Equity Asset Fund (formerly known as MM Select Equity Asset Fund) (“Equity Asset Fund”)
MassMutual Select T. Rowe Price Bond Asset Fund (“MM Select T. Rowe Price Bond Asset Fund”)
MassMutual Select T. Rowe Price Emerging Markets Bond Fund (“MM Select T. Rowe Price Emerging Markets Bond Fund”)
MassMutual Select T. Rowe Price Large Cap Blend Fund (“MM Select T. Rowe Price Large Cap Blend Fund”)
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund (“MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund”)
MassMutual Select T. Rowe Price Real Assets Fund (“MM Select T. Rowe Price Real Assets Fund”)
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund (“MM Select T. Rowe Price Small and Mid Cap Blend Fund”)
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund (formerly known as MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund) (“MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund”)

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

136

Notes to Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

1

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

137

Notes to Financial Statements (Continued)

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

138

Notes to Financial Statements (Continued)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of September 30, 2021, for the Funds’ investments:

	Level 1	Level 2	Level 3		Total
Equity Asset Fund
Asset Investments
Common Stock	$389,721,593	$16,217 *	$—	+,**	$389,737,810
Warrants	—	65	—	+,**	65
Rights	—	—	3,843	**	3,843
Short-Term Investments	—	5,380,146	—		5,380,146
Total Investments	$389,721,593	$5,396,428	$3,843		$395,121,864
Liability Derivatives
Futures Contracts	$(204,548)	$—	$—		$(204,548)

MM Select T. Rowe Price Bond Asset Fund
Asset Investments
Preferred Stock	$—	$252,850	$—		$252,850
Bank Loans	—	21,253,167	—		21,253,167
Corporate Debt	—	248,721,063	—		248,721,063
Municipal Obligations	—	517,500	—		517,500
Non-U.S. Government Agency Obligations	—	85,624,030	—		85,624,030
Sovereign Debt Obligations	—	124,207,763	—		124,207,763
U.S. Government Agency Obligations and Instrumentalities	—	149,103,988	—		149,103,988
U.S. Treasury Obligations	—	140,986,101	—		140,986,101
Mutual Funds	2,656,317	—	—		2,656,317
Purchased Options	—	402	—		402
Short-Term Investments	93,230,179	3,185,621	—		96,415,800
Total Investments	$95,886,496	$773,852,485	$—		$869,738,981
Asset Derivatives
Forward Contracts	$—	$3,353,438	$—		$3,353,438
Futures Contracts	753,446	—	—		753,446
Swap Agreements	—	1,415,755	—		1,415,755
Total	$753,446	$4,769,193	$—		$5,522,639
Liability Derivatives
Forward Contracts	$—	$(554,249)	$—		$(554,249)
Futures Contracts	(1,390,811)	—	—		(1,390,811)
Swap Agreements	—	(545,095)	—		(545,095)
Written Options	—	(19,611)	—		(19,611)
Total	$(1,390,811)	$(1,118,955)	$—		$(2,509,766)

139

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
MM Select T. Rowe Price Emerging Markets Bond Fund
Asset Investments
Corporate Debt	$—	$39,838,393	$—	$39,838,393
Sovereign Debt Obligations	—	63,329,268	—	63,329,268
U.S. Treasury Obligations	—	497,634	—	497,634
Mutual Funds	1,177,585	—	—	1,177,585
Short-Term Investments	558,203	1,776,505	—	2,334,708
Total Investments	$1,735,788	$105,441,800	$—	$107,177,588
Asset Derivatives
Forward Contracts	$—	$26,748	$—	$26,748
Liability Derivatives
Forward Contracts	$—	$(1,515)	$—	$(1,515)
Futures Contracts	(87,635)	—	—	(87,635)
Swap Agreements	—	(31,595)	—	(31,595)
Total	$(87,635)	$(33,110)	$—	$(120,745)

MM Select T. Rowe Price Large Cap Blend Fund
Asset Investments
Common Stock	$2,185,789,938	$38,728,971 *	$6,821,009	$2,231,339,918
Preferred Stock	3,643,057	920,914	51,683,987	56,247,958
Mutual Funds	2,601,335	—	—	2,601,335
Short-Term Investments	22,738,739	3,371,460	—	26,110,199
Total Investments	$2,214,773,069	$43,021,345	$58,504,996	$2,316,299,410

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Asset Investments
Corporate Debt	$—	$16,393,645	$—	$16,393,645
Municipal Obligations	—	996,961	—	996,961
Non-U.S. Government Agency Obligations	—	15,032,068	—	15,032,068
U.S. Government Agency Obligations and Instrumentalities	—	4,872,336	—	4,872,336
U.S. Treasury Obligations	—	228,821,656	—	228,821,656
Mutual Funds	15,278,900	—	—	15,278,900
Short-Term Investments	6,644,252	1,003,794	—	7,648,046
Total Investments	$21,923,152	$267,120,460	$—	$289,043,612
Asset Derivatives
Forward Contracts	$—	$38,800	$—	$38,800
Futures Contracts	4,812	—	—	4,812
Swap Agreements	—	2,312,587	—	2,312,587
Total	$4,812	$2,351,387	$—	$2,356,199
Liability Derivatives
Forward Contracts	$—	$(56,122)	$—	$(56,122)
Futures Contracts	(20,227)	—	—	(20,227)
Total	$(20,227)	$(56,122)	$—	$(76,349)

MM Select T. Rowe Price Real Assets Fund
Asset Investments
Common Stock*
Australia	$—	$11,051,232	$—	$11,051,232
Austria	—	201,958	—	201,958
Belgium	90,047	—	—	90,047
Bermuda	—	368,994	—	368,994

140

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
MM Select T. Rowe Price Real Assets Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Brazil	$819,793	$—		$—		$819,793
Canada	9,022,925	—		—		9,022,925
Cayman Islands	466,849	655,728		—		1,122,577
Finland	—	2,089,554		—		2,089,554
France	656,624	3,705,358		—		4,361,982
Germany	—	553,714		—		553,714
Hong Kong	—	733,214		—		733,214
Ireland	1,015,681	—		—		1,015,681
Italy	—	163,603		—		163,603
Japan	—	4,853,158		—		4,853,158
Kazakhstan	—	599,595		—		599,595
Luxembourg	70,617	500,535		—		571,152
Netherlands	—	1,288,753		—		1,288,753
Norway	—	2,286,258		—		2,286,258
Portugal	—	934,172		—		934,172
Russia	—	2,457,770		—		2,457,770
Singapore	—	622,814		—		622,814
South Africa	—	406,770		—		406,770
Spain	—	711,358		—		711,358
Sweden	—	7,755,911		—		7,755,911
Switzerland	—	187,190		—		187,190
United Kingdom	349,402	8,403,349		—		8,752,751
United States	83,315,712	—		—		83,315,712
Preferred Stock
United States	1,029,133	—		459,768	**	1,488,901
Mutual Funds	11,971,592	—		—		11,971,592
Short-Term Investments	5,026,592	1,861,311		—		6,887,903
Total Investments	$113,834,967	$52,392,299		$459,768		$166,687,034
Asset Derivatives
Futures Contracts	$194,590	$—		$—		$194,590
Liability Derivatives
Futures Contracts	$(137,375)	$—		$—		$(137,375)

MM Select T. Rowe Price Small and Mid Cap Blend Fund
Asset Investments
Common Stock	$827,027,163	$29,908,551	*	$2,687,443		$859,623,157
Preferred Stock	—	1,596,429	*	20,626,567		22,222,996
Corporate Debt	—	630,819		—		630,819
Rights	—	—		1,218		1,218
Warrants	23,073	5,527		3,176		31,776
Mutual Funds	8,565,535	—		—		8,565,535
Short-Term Investments	27,121,652	1,384,928		—		28,506,580
Total Investments	$862,737,423	$33,526,254		$23,318,404		$919,582,081

MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund
Asset Investments
U.S. Government Agency Obligations and Instrumentalities	$—	$5,344,277		$—		$5,344,277
U.S. Treasury Obligations	—	103,377,550		—		103,377,550
Mutual Funds	2,064,825	—		—		2,064,825
Short-Term Investments	537,680	211,549		—		749,229
Total Investments	$2,602,505	$108,933,376		$—		$111,535,881

141

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund (Continued)
Asset Derivatives
Futures Contracts	$750,993	$—	$—	$750,993
Liability Derivatives
Futures Contracts	$(737,672)	$—	$—	$(737,672)
Written Options	(3,188)	—	—	(3,188)
Total	$(740,860)	$—	$—	$(740,860)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at September 30, 2021 in relation to net assets were not significant.

+	Represents a security at $0 value as of September 30, 2021.

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis and collateral pledged for open futures contracts, as well as, any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, collateral held for open swap agreements, and collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of September 30, 2021.

The Funds, with the exception of the MM Select T. Rowe Price Large Cap Blend Fund and MM Select T. Rowe Price Small and Mid Cap Blend Fund, had no Level 3 transfers during the year ended September 30, 2021.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs
	Investments in Securities
	Balance as of 9/30/20		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 9/30/21	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/21
MM Select T. Rowe Price Large Cap Blend Fund
Common Stock	$4,002,162		$—	$—	$1,485,330	$1,333,517	$—	$—	$—	$6,821,009	$1,485,330
Preferred Stock	14,013,473		—	—	32,068,873	7,749,062	(1,708,230)	—	(439,191)	51,683,987	32,526,704
	$18,015,635		$—	$—	$33,554,203	$9,082,579	$(1,708,230)	$—	$(439,191)	$58,504,996	$34,012,034
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Common Stock	$1,810,151		$—	$(40)	$811,609	$695,145	$(629,422)	$—	$—	$2,687,443	$930,910
Preferred Stock	7,448,118		—	—	8,120,055	6,826,082	(1,735,532)	—	(32,156)	20,626,567	9,001,010
Corporate Debt	89,535		—	—	—	—	(89,535)	—	—	—	—
Warrants	3,953		—	—	(777)	—	—	—	—	3,176	3,176
Rights	—	*	—	—	1,218	—	—	—	—	1,218	1,218
	$9,351,757		$—	$(40)	$8,932,105	$7,521,227	$(2,454,489)	$—	$(32,156)	$23,318,404	$9,936,314

*	Represents a security at $0 value as of September 30, 2020.

142

Notes to Financial Statements (Continued)

The MM Select T. Rowe Price Large Cap Blend Fund and MM Select T. Rowe Price Small and Mid Cap Blend Fund may fair value certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the MM Select T. Rowe Price Large Cap Blend Fund and MM Select T. Rowe Price Small and Mid Cap Blend Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

The table excludes securities which were classified as level 3 based upon a broker quote.

	Fair Value	Valuation Technique(s)	Unobservable Input Description	Amount or Range/ Weighting of Unobservable Input	Impact to Valuation from an Increase in Input (a)
MM Select T. Rowe Price Large Cap Blend Fund
Common Stock - $6,821,009
Ant International Co. Ltd., Class C	$1,125,933	Market approach	Price/2022 Earnings 36.8x Price/2022 Earnings 9.5x Price/2022 Earnings 20.3x Price/2022 Sales 11.9x Price/2022 Earnings 18.1x	$5.98 / 12.5% $5.98 / 12.5% $5.98 / 12.5% $5.98 / 12.5% $4.81 / 50%	Increase
Celonis SE, Series D	435,243	Market approach	Transaction price	$369.79	Increase
Epic Games, Inc.	3,519,493	Market approach	Transaction price	$961.61	Increase
Maplebear, Inc. (Voting)	762,500	Market approach	Transaction price	$125.00	Increase
Maplebear, Inc. (Non-Voting)	39,875	Market approach	Transaction price	$125.00	Increase
Stripe, Inc., Class B	937,965	Market approach	Transaction price EV/2021 GP 48.2x EV/2022 GP 36.0x	$40.13 / 50% $58.14 / 25% $60.70 / 25%	Increase
Preferred Stock - $51,683,987
Celonis SE	$1,135,255	Market approach	Transaction price	$369.79	Increase
GM Cruise Holdings, LLC, Class F	1,330,675	Market approach	Transaction price	$26.35	Increase
GM Cruise Holdings, LLC, Class G	979,851	Market approach	Transaction price	$26.35	Increase
Maplebear, Inc., Series A	108,750	Market approach	Transaction price	$125.00	Increase
Maplebear, Inc., Series G	1,557,250	Market approach	Transaction price	$125.00	Increase
Maplebear, Inc., Series I	240,750	Market approach	Transaction price	$125.00	Increase
Nuro, Inc., Series C	1,236,023	Market approach	Transaction price	$13.0546	Increase
Rappi, Inc., Series E	1,178,041	Market approach	Transaction price	$64.42313	Increase
Redwood Materials, Inc., Series C	1,059,705	Market approach	Transaction price	$47.40347	Increase
Rivian Automotive, Inc., Series D	14,264,174	Market approach	Transaction price	$71.03	Increase
Rivian Automotive, Inc., Series E	22,631,152	Market approach	Transaction price	$71.03	Increase

143

Notes to Financial Statements (Continued)

	Fair Value	Valuation Technique(s)	Unobservable Input Description	Amount or Range/ Weighting of Unobservable Input	Impact to Valuation from an Increase in Input (a)
MM Select T. Rowe Price Large Cap Blend Fund (Continued)
Preferred Stock - $51,683,987 (Continued)
Rivian Automotive, Inc., Series F	$4,401,374	Market approach	Transaction price	$71.03	Increase
Sila Nanotechnologies, Inc., Series F	760,988	Market approach	Transaction price	$41.2728	Increase
Waymo LLC, Series A-2	799,999	Market approach	Transaction price	$91.722	Increase

Total	$58,504,996

MM Select T. Rowe Price Small and Mid Cap Blend Fund
Common Stock - $2,464,866
Allbirds, Inc.	$147,190	Market approach	Transaction price	$11.56243	Increase
Apiture, Inc.	118,855	Market comparable	Transaction price EV/2021 Sales 7.2x EV/2021 GP 14.9x	$15.85 / 60% $31.35 / 20% $29.14 / 20%	Increase
Bombas LLC.	350,378	Market comparable	Transaction price EV/2022 Sales 7.8x EV/2023 Sales 6.5x EV/2022 GP 12.5x EV/2023 GP 10.3x	$4.42 / 50% $12.02 / 12.5% $12.74 / 12.5% $12.20 / 12.5% $12.84 / 12.5%	Increase
Checkr, Inc.	277,992	Market approach	Transaction price	$54.00	Increase
Coalition, Inc.	4,230	Market approach	Transaction price	$16.523	Increase
Databricks, Inc.	113,533	Market approach	Transaction price	$220.4524	Increase
Dogwood State Bank (Voting)	31,644	Market approach	Transaction price	$12.00	Increase
Dogwood State Bank (Non-Voting)	64,428	Market approach	Transaction price	$12.00	Increase
Flame Biosciences, Inc.	60,083	Market approach	Transaction price	$6.55	Increase
Framebridge Future Contingency Payments	2,703	Market approach	PV of remaining future contingent payments less discount for timing and probability	$0.2561	Increase
Grasshopper Bancorp, Inc.	37,942	Market comparable	Price/2021 TBV 1.9x Price/2022 TBV 1.7x Probability of zero outcome	$7.21 / 40% $4.61 / 40% $0.00 / 20%	Increase
Gusto, Inc.	440,830	Market approach	Transaction price	$28.7523	Increase
HashiCorp, Inc.	79,583	Market comparable	Transaction price EV/2021 Sales 30.2x EV/2022 Sales 23.4x EV/2021 GP 38.9x EV/2022 GP 30.1x	$26.03 / 20% $46.96 / 20% $50.83 / 20% $47.72 / 20% $52.26 / 20%	Increase
NerdWallet, Inc., Class A	187,698	Market comparable	Transaction price EV/2021 Sales 4.6x EV/2022 Sales 3.4x EV/2023 Sales 2.4x	$7.00 / 30% $12.53 / 30% $12.79 / 30% $12.02 / 10%	Increase
Pax Labs, Inc., Class A	73,721	Market comparable	EV/2021 Sales 5.8x EV/2022 Sales 4.8x EV/2021 GP 15.4x EV/2022 GP 9.5x	$1.36 / 25% $1.27 / 25% $1.36 / 25% $1.10 / 25%	Increase
Rad Power Bikes, Inc., Class A	137,250	Market approach	Transaction price	$9.58380	Increase

144

Notes to Financial Statements (Continued)

	Fair Value	Valuation Technique(s)	Unobservable Input Description	Amount or Range/ Weighting of Unobservable Input	Impact to Valuation from an Increase in Input (a)
Select T. Rowe Price Small and Mid Cap Blend Fund (Continued)
Common Stock - $2,464,866 (Continued)
ServiceTitan, Inc.	$75,778	Market approach	Transaction price	$118.9609	Increase
Stash Financial, Inc.	30,730	Market approach	Transaction price	$63.1006	Increase
Tanium, Inc., Class B	30,277	Market approach	Transaction price	$11.3952	Increase
Themis Solutions, Inc.	108,219	Market approach	Transaction price	$22.4520	Increase
Venture Global LNG, Inc., Series B	50,491	Market comparable	Transaction price EV/2023 EBITDA 10.8x Proj EV/2025 EBITDA 12.7x	$5,200 / 20% $3,736.27 / 40% $5,138.96 / 40%	Increase
Venture Global LNG, Inc., Series C	41,311	Market comparable	Transaction price EV/2023 EBITDA 10.8x Proj EV/2025 EBITDA 12.7x	$5,200 / 20% $3,736.27 / 40% $5,138.96 / 40%	Increase

Preferred Stock - $20,626,567
1661, Inc., Series F	$288,836	Market approach	Transaction price	5.8199	Increase
ABL Space Systems Company, Series B	328,985	Market approach	Transaction price	45.0356	Increase
Allbirds, Inc., Series A	46,943	Market approach	Transaction price	$11.56243	Increase
Allbirds, Inc., Series B	8,209	Market approach	Transaction price	$11.56243	Increase
Allbirds, Inc., Series C	78,856	Market approach	Transaction price	$11.56243	Increase
Allbirds, Inc., Series E	87,955	Market approach	Transaction price	$11.56243	Increase
Allbirds, Inc., Series Seed	25,264	Market approach	Transaction price	$11.56243	Increase
Capsule Corporation, Series D	144,670	Market approach	Transaction price	$14.4916	Increase
Caris Life Sciences, Inc., Series C	367,764	Market approach	Transaction price	$8.10	Increase
Caris Life Sciences, Inc., Series D	378,132	Market approach	Transaction price	$8.10	Increase
Cava Group, Inc., Series E	683,323	Market approach	Transaction price	$37.63	Increase
Cava Group, Inc., Series F	512,596	Market approach	Transaction price	$37.63	Increase
Checkr, Inc., Series C	421,794	Market approach	Transaction price	$54.00	Increase
Checkr, Inc., Series D	551,286	Market approach	Transaction price	$54.00	Increase
Coalition, Inc., Series E	253,711	Market approach	Transaction price	$16.523	Increase
Color Health, Inc., Series D	52,887	Market approach	Transaction price	$45.79	Increase
Color Health, Inc., Series D-1	121,572	Market approach	Transaction price	$45.79	Increase
Convoy, Inc., Series C	296,797	Market approach	Transaction price	$16.4979	Increase
Convoy, Inc., Series D	509,142	Market approach	Transaction price	$16.4979	Increase
Convoy, Inc., Series E	72,706	Market approach	Transaction price	$16.4979	Increase
Databricks, Inc., Series F	538,565	Market approach	Transaction price	$220.4524	Increase
Databricks, Inc., Series G	159,608	Market approach	Transaction price	$220.4524	Increase
Databricks, Inc., Series H	121,028	Market approach	Transaction price	$220.4524	Increase
Evolve Vacation Rental Network, Inc., Series 8	62,560	Market comparable	Transaction price EV/2021 GP 13.6x EV/2022 GP 9.7x	$5.7956 / 80% $18.82 / 10% $20.86 10%	Increase
Evolve Vacation Rental Network, Inc., Series 9	41,224	Market comparable	Transaction price EV/2021 GP 13.6x EV/2022 GP 9.7x	$5.7956 / 80% $18.82 / 10% $20.86 10%	Increase

145

Notes to Financial Statements (Continued)

	Fair Value	Valuation Technique(s)	Unobservable Input Description	Amount or Range/ Weighting of Unobservable Input	Impact to Valuation from an Increase in Input (a)
Select T. Rowe Price Small and Mid Cap Blend Fund (Continued)
Preferred Stock - $20,626,567 (Continued)
Farmer’s Business Network, Inc., Series E	$509,570	Market comparable	Transaction price EV/2021 Sales 2.5x EV/2022 Sales 2.4x	$33.06 / 65% $29.26 / 17.5% $36.31 / 17.5%	Increase
Farmer’s Business Network, Inc., Series F	323,904	Market comparable	Transaction price EV/2021 Sales 2.5x EV/2022 Sales 2.4x	$33.06 / 65% $29.26 / 17.5% $36.31 / 17.5%	Increase
Flexe, Inc., Series C	134,849	Market approach	Transaction price	$12.16719	Increase
Genesis Therapeutics, Inc., Series A	25,262	Market approach	Transaction price	$5.1076	Increase
Go Maps, Inc., Series B-1	7,565	Market approach	Transaction price EV/2022 Sales 9.0x Probability of Zero Value	$12.80 / 40% $9.17 / 50% $0.00 / 10%	Increase
Gusto, Inc., Series B	110,761	Market approach	Transaction price	$30.39533	Increase
Gusto, Inc., Series B-2	206,810	Market approach	Transaction price	$30.39533	Increase
Gusto, Inc., Series C	336,659	Market approach	Transaction price	$30.39533	Increase
Gusto, Inc., Series D	428,422	Market approach	Transaction price	$30.39533	Increase
Gyroscope Therapeutics, Inc., Series C-1	45,899	Market approach	Transaction price	$2.30	Increase
HashiCorp, Inc., Series E	92,922	Market comparable	Transaction price EV/2021 Sales 30.2x EV/2022 Sales 23.4x EV/2021 GP 38.9x EV/2022 GP 30.1x	$26.03 / 20% $46.96 / 20% $50.83 / 20% $47.72 / 20% $52.26 / 20%	Increase
Haul Hub, Inc., Series B	108,854	Market approach	Transaction price	$14.58	Increase
Honor Technology, Inc., Series D	295,768	Market approach	Transaction price	$3.1614	Increase
Honor Technology, Inc., Series E	116,646	Market approach	Transaction price	$3.1614	Increase
Inscripta, Inc., Series E	148,812	Market approach	Transaction price	$8.83	Increase
Insitro, Inc., Series B	101,150	Market approach	Transaction price	$18.2911	Increase
Insitro, Inc., Series C	62,208	Market approach	Transaction price	$18.2911	Increase
JetClosing, Inc., Series A	13,430	Market comparable	Transaction price EV/2021 Sales 3.3x EV/2022 Sales 2.6x EV/2021 GP 9.7x EV/2022 GP 7.9x Conversion Factor	$1.3371 / 60% $0.40 / 10% $0.59 / 10% $0.45 / 10% $0.76 / 10% 1.1269193	Increase
JetClosing, Inc., Series B-1	27,673	Market comparable	Transaction price EV/2021 Sales 3.3x EV/2022 Sales 2.6x EV/2021 GP 9.7x EV/2022 GP 7.9x	$1.3371 / 60% $0.40 / 10% $0.59 / 10% $0.45 / 10% $0.76 / 10%	Increase
JetClosing, Inc., Series B-2	5,289	Market comparable	Transaction price EV/2021 Sales 3.3x EV/2022 Sales 2.6x EV/2021 GP 9.7x EV/2022 GP 7.9x	$1.3371 / 60% $0.40 / 10% $0.59 / 10% $0.45 / 10% $0.76 / 10%	Increase
Kardium, Inc., Series D-5	31,355	Market approach	Transaction price	$1.01584	Increase
Kardium, Inc., Series D-6	145,349	Market approach	Transaction price	$1.01584	Increase
Laronde, Inc., Series B	109,340	Market approach	Transaction price	$28.00	Increase
Maplebear, Inc., Series I	58,500	Market approach	Transaction price	$125.00	Increase

146

Notes to Financial Statements (Continued)

	Fair Value	Valuation Technique(s)	Unobservable Input Description	Amount or Range/ Weighting of Unobservable Input	Impact to Valuation from an Increase in Input (a)
Select T. Rowe Price Small and Mid Cap Blend Fund (Continued)
Preferred Stock - $20,626,567 (Continued)
Mesosphere, Inc., Series D	$14,642	Market comparable	EV/2020 Sales 3.7x EV/2021 Sales 3.4x EV/2020 GP 4.8x EV/2021 GP 4.3x	$2.29 / 25% $2.43 / 25% $2.04 / 25% $2.17 / 25%	Increase
Minted, Inc., Series E	124,552	Market comparable	EV/2021 Sales 2.3x EV/2022 Sales 2.1x EV/2021 GP 4.5x EV/2022 GP 4.2x	$14.88 / 25% $14.69 / 25% $14.94 / 25% $14.75 / 25%	Increase
National Resilience, Inc., Series B	857,379	Market approach	Transaction price	$44.41	Increase
National Resilience, Inc., Series C	315,045	Market approach	Transaction price	$44.41	Increase
Nuro, Inc., Series C	282,254	Market approach	Transaction price	$13.0546	Increase
OfferUp, Inc., Series F	7,366	Market approach	Transaction price EV/2021 Sales 6.7x EV/2022 Sales 5.7x EV/2021 GP 8.7x EV/2022 GP 7.3x	$2.29 / 20% $1.85 / 20% $1.80 / 20% $1.57 / 20% $1.64 / 20%	Increase
Prime Medicine, Inc., Series B	40,943	Market approach	Transaction price	$4.380300	Increase
Rad Power Bikes, Inc., Series C	137,250	Market approach	Transaction price	$9.58380	Increase
Rad Power Bikes, Inc., Series D	107,722	Market approach	Transaction price	$9.58380	Increase
Redwood Materials, Inc., Series C	214,074	Market approach	Transaction price	$47.40347	Increase
Rent the Runway, Inc., Series F	44,473	Market approach	Transaction price	$14.74096	Increase
Rent the Runway, Inc., Series G	40,744	Market approach	Transaction price	$14.74096	Increase
Ring Therapeutics, Inc., Series B	50,885	Market approach	Transaction price	$9.20	Increase
Rivian Automotive, Inc., Series D	3,086,467	Market approach	Transaction price	$71.03	Increase
Rivian Automotive, Inc., Series E	1,867,592	Market approach	Transaction price	$71.03	Increase
Rivian Automotive, Inc., Series F	710,087	Market approach	Transaction price	$71.03	Increase
SecurityScorecard, Series E	262,495	Market approach	Transaction price	$15.15295	Increase
Seismic Software, Inc., Series E	269,983	Market approach	Transaction price	$14.426	Increase
Seismic Software, Inc., Series F	30,511	Market approach	Transaction price	$14.426	Increase
ServiceTitan, Inc., Series A-1	1,190	Market approach	Transaction price	$118.9609	Increase
ServiceTitan, Inc., Series D	564,351	Market approach	Transaction price	$118.9609	Increase
ServiceTitan, Inc., Series E	26,171	Market approach	Transaction price	$118.9609	Increase
ServiceTitan, Inc., Series F	28,432	Market approach	Transaction price	$118.9609	Increase

147

Notes to Financial Statements (Continued)

	Fair Value	Valuation Technique(s)	Unobservable Input Description	Amount or Range/ Weighting of Unobservable Input	Impact to Valuation from an Increase in Input (a)
Select T. Rowe Price Small and Mid Cap Blend Fund (Continued)
Preferred Stock - $20,626,567 (Continued)
Sila Nanotechnologies, Inc., Series F	$505,509	Market approach	Transaction price	$41.2728	Increase
Stash Financial, Inc., Series F	319,289	Market approach	Transaction price	$63.1006	Increase
Stash Financial, Inc., Series G	294,491	Market approach	Transaction price	$63.1006	Increase
SweetGreen, Inc., Series G	60,371	Market approach	Transaction price	$15.18	Increase
SweetGreen, Inc., Series I	59,840	Market approach	Transaction price	$15.18	Increase
Tempus Labs, Inc., Series D	127,338	Market approach	Transaction price +/- capital structure adjustment	$55.9728	Increase/ Decrease
Tempus Labs, Inc., Series E	99,391	Market approach	Transaction price +/- capital structure adjustment	$57.0884	Increase/ Decrease
Tempus Labs, Inc., Series F	39,660	Market approach	Transaction price +/- capital structure adjustment	$57.5621	Increase/ Decrease
Tempus Labs, Inc., Series G	28,920	Market approach	Transaction price +/- capital structure adjustment	$57.8399	Increase/ Decrease
Tempus Labs, Inc., Series G-2	26,075	Market approach	Transaction price +/- capital structure adjustment	$57.3069	Increase/ Decrease
Themis Solutions, Inc., Series AA	24,473	Market approach	Transaction price	$22.4520	Increase
Themis Solutions, Inc., Series AB	2,694	Market approach	Transaction price	$22.4520	Increase
Themis Solutions, Inc., Series B	2,694	Market approach	Transaction price	$22.4520	Increase
Themis Solutions, Inc., Series E	309,164	Market approach	Transaction price	$22.4520	Increase
Treeline Biosciences, Inc., Series A	40,640	Market approach	Transaction price	$7.8275	Increase

Warrants - $3,176
Dogwood State Bank	$3,176	Black-Scholes option pricing model	Risk-free rate Volatility Discount for lack of marketability	2.5% 38% 10%	Decrease
Grasshopper Bancorp, Inc.	—	Worthless	Worthless	$ —	N/A

Rights - $1,218
Progenic Pharmaceuticals Inc.	$1,218	Market approach	PV of future payments	$0.0485	Increase

Total	$23,095,827

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of the reporting date. A decrease in the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at the reporting date.

Abbreviation Legend
EV/(year) GP - financial ratio of comparable public companies’ total market capitalization to gross profit; measures the value of a comparable company in terms of its gross profit for a given year
Price/(year) Earnings - financial ratio of comparable public companies’ price to earnings before interest and taxes; measures the value of a comparable company in terms of its expected earnings for a given year

148

Notes to Financial Statements (Continued)

EV/(year) Sales - financial ratio of comparable public companies’ total market capitalization to sales; measures the value of a comparable company in terms of its sales for a given year
EV/(year) EBITDA - financial ratio of comparable public companies’ total market capitalization to earnings before interest, taxes, depreciation and amortization; measures the value of a comparable company in terms of its expected earnings for a given year
Price/(year) TBV - financial ratio of comparable public companies’ price to total book value before interest and taxes; measures the value of a comparable company in terms of its expected earnings for a given year
PV - present value; current value of a future stream of cash flows assuming a specified rate of return
Conversion factor - financial ratio applied at the time of initial public offering to a senior security converting into the parent equity.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2021, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Equity Asset Fund
Liability Derivatives
Futures Contracts^^	$—	$(204,548)	$—	$—	$(204,548)
Realized Gain (Loss)#
Futures Contracts	$—	$2,004,180	$—	$—	$2,004,180
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$(307,065)	$—	$—	$(307,065)

MM Select T. Rowe Price Bond Asset Fund
Asset Derivatives
Purchased Options*	$—	$—	$402	$—	$402
Forward Contracts*	—	—	3,353,438	—	3,353,438
Futures Contracts^^	—	—	—	753,446	753,446
Swap Agreements*	39,198	—	—	—	39,198
Swap Agreements^^,^^^	448,695	—	—	927,862	1,376,557
Total Value	$487,893	$—	$3,353,840	$1,681,308	$5,523,041
Liability Derivatives
Forward Contracts^	$—	$—	$(554,249)	$—	$(554,249)
Futures Contracts^^	—	—	—	(1,390,811)	(1,390,811)
Swap Agreements^	(3,026)	—	—	—	(3,026)
Swap Agreements^^,^^^	(406,233)	—	—	(135,836)	(542,069)
Written Options^	—	—	(19,611)	—	(19,611)
Total Value	$(409,259)	$—	$(573,860)	$(1,526,647)	$(2,509,766)
Realized Gain (Loss)#
Purchased Options	$—	$—	$(39,903)	$—	$(39,903)
Forward Contracts	—	—	280,427	—	280,427
Futures Contracts	—	—	—	(670,609)	(670,609)
Swap Agreements	398,358	—	—	276,103	674,461
Written Options	—	—	30,380	—	30,380
Total Realized Gain (Loss)	$398,358	$—	$270,904	$(394,506)	$274,756

149

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
MM Select T. Rowe Price Bond Asset Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$(3,676)	$—	$(3,676)
Forward Contracts	—	—	2,169,547	—	2,169,547
Futures Contracts	—	—	—	(212,586)	(212,586)
Swap Agreements	177,817	—	—	1,033,835	1,211,652
Written Options	—	—	16,420	—	16,420
Total Change in Appreciation (Depreciation)	$177,817	$—	$2,182,291	$821,249	$3,181,357

MM Select T. Rowe Price Emerging Markets Bond Fund
Asset Derivatives
Forward Contracts*	$—	$—	$26,748	$—	$26,748
Liability Derivatives
Forward Contracts^	$—	$—	$(1,515)	$—	$(1,515)
Futures Contracts^^	—	—	—	(87,635)	(87,635)
Swap Agreements^	(31,595)	—	—	—	(31,595)
Total Value	$(31,595)	$—	$(1,515)	$(87,635)	$(120,745)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$78,778	$—	$78,778
Futures Contracts	—	—	—	(71,127)	(71,127)
Swap Agreements	(9,758)	—	—	(1,276)	(11,034)
Total Realized Gain (Loss)	$(9,758)	$—	$78,778	$(72,403)	$(3,383)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$17,562	$—	$17,562
Futures Contracts	—	—	—	(93,799)	(93,799)
Swap Agreements	(23,455)	—	—	—	(23,455)
Total Change in Appreciation (Depreciation)	$(23,455)	$—	$17,562	$(93,799)	$(99,692)

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Asset Derivatives
Forward Contracts*	$—	$—	$38,800	$—	$38,800
Futures Contracts^^	—	—	—	4,812	4,812
Swap Agreements*	—	—	—	2,181,581	2,181,581
Swap Agreements^^,^^^	131,006	—	—	—	131,006
Total Value	$131,006	$—	$38,800	$2,186,393	$2,356,199
Liability Derivatives
Forward Contracts^	$—	$—	$(56,122)	$—	$(56,122)
Futures Contracts^^	—	—	—	(20,227)	(20,227)
Total Value	$—	$—	$(56,122)	$(20,227)	$(76,349)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$27,110	$27,110
Forward Contracts	—	—	92,599	—	92,599
Futures Contracts	—	—	—	737,324	737,324
Swap Agreements	1,373	—	—	277,290	278,663
Written Options	—	—	—	7,037	7,037
Total Realized Gain (Loss)	$1,373	$—	$92,599	$1,048,761	$1,142,733

150

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$(30,992)	$—	$(30,992)
Futures Contracts	—	—	—	(33,641)	(33,641)
Swap Agreements	(385)	—	—	2,711,740	2,711,355
Total Change in Appreciation (Depreciation)	$(385)	$—	$(30,992)	$2,678,099	$2,646,722

MM Select T. Rowe Price Real Assets Fund
Asset Derivatives
Futures Contracts^^	$—	$144,015	$—	$50,575	$194,590
Liability Derivatives
Futures Contracts^^	$—	$(137,375)	$—	$—	$(137,375)
Realized Gain (Loss)#
Purchased Options	$—	$51,063	$—	$—	$51,063
Forward Contracts	—	—	(53,100)	—	(53,100)
Futures Contracts	—	257,231	—	886	258,117
Total Realized Gain (Loss)	$—	$308,294	$(53,100)	$886	$256,080
Change in Appreciation (Depreciation)##
Purchased Options	$—	$16,494	$—	$—	$16,494
Forward Contracts	—	—	(15,063)	—	(15,063)
Futures Contracts	—	18,738	—	50,575	69,313
Total Change in Appreciation (Depreciation)	$—	$35,232	$(15,063)	$50,575	$70,744

MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$—	$750,993	$750,993
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(737,672)	$(737,672)
Written Options^,^^^	—	—	—	(3,188)	(3,188)
Total Value	$—	$—	$—	$(740,860)	$(740,860)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$4,306	$4,306
Futures Contracts	—	—	—	(1,377,911)	(1,377,911)
Written Options	—	—	—	(5,803)	(5,803)
Total Realized Gain (Loss)	$—	$—	$—	$(1,379,408)	$(1,379,408)
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$—	$444,848	$444,848
Written Options	—	—	—	238	238
Total Change in Appreciation (Depreciation)	$—	$—	$—	$445,086	$445,086

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps and exchange-traded written options, which are not subject to a master netting agreement or similar agreement.

151

Notes to Financial Statements (Continued)

#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the year ended September 30, 2021, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Equity Asset Fund	25	$—	$—	—	—
MM Select T. Rowe Price Bond Asset Fund	1,313	253,734,413	512,540,745	9,645,556	9,450,000
MM Select T. Rowe Price Emerging Markets Bond Fund	36	4,356,135	1,655,689	—	—
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	357	5,525,358	65,519,417	166	141
MM Select T. Rowe Price Real Assets Fund	44	5,487,916	—	487	—
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	494	—	—	34	31

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2021.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2021. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

152

Notes to Financial Statements (Continued)

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of September 30, 2021.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
MM Select T. Rowe Price Bond Asset Fund
Bank of America N.A.	$88,932	$(15,796)	$—	$73,136
Barclays Bank PLC	14,671	(9,978)	—	4,693
BNP Paribas SA	805,007	(22,669)	(697,004)	85,334
Citibank N.A.	735,510	(135,295)	(600,215)	—
Deutsche Bank AG	39,706	(591)	—	39,115
Goldman Sachs International	69,762	(26,061)	—	43,701
HSBC Bank USA	339,625	(79,362)	(260,263)	—
JP Morgan Chase Bank N.A.	2,356	—	(2,356)	—
Morgan Stanley & Co. LLC	948,239	(15,657)	(794,217)	138,365
Royal Bank of Canada	5,910	(5,910)	—	—
State Street Bank and Trust Co.	149,534	(106,033)	—	43,501
UBS AG	193,786	(134,752)	(59,034)	—
	$3,393,038	$(552,104)	$(2,413,089)	$427,845
MM T. Rowe Price Emerging Markets Bond Fund
Bank of America N.A.	$205	$(205)	$—	$—
BNP Paribas SA	8,663	(77)	—	8,586
Citibank N.A.	4,068	—	—	4,068
Goldman Sachs International	22	(22)	—	—
HSBC Bank USA	175	—	—	175
Morgan Stanley & Co. LLC	13,615	(342)	—	13,273
	$26,748	$(646)	$—	$26,102
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Bank of America N.A.	$182,664	$(648)	$(182,016)	$—
Barclays Bank PLC	184,942	—	—	184,942
Citibank N.A.	1,163,107	(21,175)	(1,080,000)	61,932
Goldman Sachs International	151,653	(19,676)	(131,977)	—
HSBC Bank USA	116,437	—	—	116,437
JP Morgan Chase Bank N.A.	350,418	—	—	350,418
Morgan Stanley & Co. LLC	19,913	(2,506)	—	17,407
UBS AG	51,247	(12,117)	—	39,130
	$2,220,381	$(56,122)	$(1,393,993)	$770,266

153

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of September 30, 2021.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
MM Select T. Rowe Price Bond Asset Fund
Bank of America N.A.	$(15,796)	$15,796	$—	$—
Barclays Bank PLC	(9,978)	9,978	—	—
BNP Paribas SA	(22,669)	22,669	—	—
Citibank N.A.	(135,295)	135,295	—	—
Deutsche Bank AG	(591)	591	—	—
Goldman Sachs International	(26,061)	26,061	—	—
HSBC Bank USA	(79,362)	79,362	—	—
Morgan Stanley & Co. LLC	(15,657)	15,657	—	—
Royal Bank of Canada	(30,692)	5,910	—	(24,782)
State Street Bank and Trust Co.	(106,033)	106,033	—	—
UBS AG	(134,752)	134,752	—	—
	$(576,886)	$552,104	$—	$(24,782)
MM T. Rowe Price Emerging Markets Bond Fund
Bank of America N.A.	$(283)	$205	$—	$(78)
BNP Paribas SA	(77)	77	—	—
Barclays Bank PLC	(31,595)	—	—	(31,595)
Goldman Sachs International	(813)	22	—	(791)
Morgan Stanley & Co. LLC	(342)	342	—	—
	$(33,110)	$646	$—	$(32,464)
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Bank of America N.A.	$(648)	$648	$—	$—
Citibank N.A.	(21,175)	21,175	—	—
Goldman Sachs International	(19,676)	19,676	—	—
Morgan Stanley & Co. LLC	(2,506)	2,506	—	—
UBS AG	(12,117)	12,117	—	—
	$(56,122)	$56,122	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2021, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

154

Notes to Financial Statements (Continued)

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. For example, futures contracts are exchange-traded and typically have minimal exposure to counterparty risk and forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by

155

Notes to Financial Statements (Continued)

the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under

156

Notes to Financial Statements (Continued)

a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

157

Notes to Financial Statements (Continued)

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

158

Notes to Financial Statements (Continued)

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such

159

Notes to Financial Statements (Continued)

loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2021, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to

160

Notes to Financial Statements (Continued)

repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2021, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2021, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

161

Notes to Financial Statements (Continued)

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Foreign Securities

The MM Select T. Rowe Price Real Assets Fund invests a significant amount of its assets in foreign securities and the MM Select T. Rowe Price Emerging Markets Bond Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and	Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

162

Notes to Financial Statements (Continued)

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser shown in the following table.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Equity Asset Fund	0.18%	J.P. Morgan Investment Management Inc.
MM Select T. Rowe Price Bond Asset Fund*	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Emerging Markets Bond Fund	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Large Cap Blend Fund	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Real Assets Fund**	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Small and Mid Cap Blend Fund	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	0.00%	T. Rowe Price Associates, Inc.

*	T. Rowe Price International Ltd serves as a sub-subadviser of the Fund.
**	T. Rowe Price Japan, Inc. serves as a sub-subadviser of the Fund.

MML Advisers pays any subadvisory fees to the subadvisers based upon the average daily net assets of the Fund. The Funds’ subadvisory fees, if applicable, are paid monthly by MML Advisers out of the advisory fees.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2022, based upon the average daily net assets of the Funds, as follows:

Class I
MM Select T. Rowe Price Bond Asset Fund	0.00%
MM Select T. Rowe Price Emerging Markets Bond Fund	0.00%
MM Select T. Rowe Price Large Cap Blend Fund	0.00%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.00%
MM Select T. Rowe Price Real Assets Fund	0.00%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	0.00%
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	0.00%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

163

Notes to Financial Statements (Continued)

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended September 30, 2021, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Equity Asset Fund	$ 4,958

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2021:

Total % Ownership by Related Party
Equity Asset Fund	100.0%
MM Select T. Rowe Price Bond Asset Fund	100.0%
MM Select T. Rowe Price Emerging Markets Bond Fund	100.0%
MM Select T. Rowe Price Large Cap Blend Fund	100.0%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	100.0%
MM Select T. Rowe Price Real Assets Fund	100.0%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	100.0%
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	100.0%

164

Notes to Financial Statements (Continued)

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2021, were as follows:

	Purchases		Sales
	Long- Term U.S. Government Securities	Other Long-Term Securities	Long- Term U.S. Government Securities	Other Long-Term Securities
Equity Asset Fund	$—	$123,166,202	$—	$260,437,012
MM Select T. Rowe Price Bond Asset Fund	1,739,040,043	252,305,625	1,642,207,166	266,753,380
MM Select T. Rowe Price Emerging Markets Bond Fund	—	51,618,858	275,000	56,144,923
MM Select T. Rowe Price Large Cap Blend Fund	—	1,393,728,265	—	1,472,150,488
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	518,363,224	19,441,880	437,845,753	19,511,183
MM Select T. Rowe Price Real Assets Fund	—	104,754,800	—	77,984,643
MM Select T. Rowe Price Small and Mid Cap Blend Fund	—	247,983,643	—	365,265,059
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	165,909,810	—	113,348,296	—

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gains/Losses
MM Select T. Rowe Price Bond Asset Fund	$—	$380,314	$(12,926)
MM Select T. Rowe Price Large Cap Blend Fund	2,096,296	846,740	248,271
MM Select T. Rowe Price Small and Mid Cap Blend Fund	189,192	470,455	230,976

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Equity Asset Fund Class I
Sold	8,481,878	$81,273,129	20,126,817	$156,581,781
Issued as reinvestment of dividends	6,517,621	54,878,368	3,559,737	28,798,274
Redeemed	(23,818,829)	(227,243,554)	(37,533,290)	(299,709,783)
Net increase (decrease)	(8,819,330)	$(91,092,057)	(13,846,736)	$(114,329,728)
MM Select T. Rowe Price Bond Asset Fund Class I
Sold	18,070,859	$189,555,100	28,233,000	$294,771,810
Issued as reinvestment of dividends	2,470,327	25,814,917	2,371,788	24,310,831
Redeemed	(12,964,512)	(135,719,171)	(23,412,175)	(239,625,998)
Net increase (decrease)	7,576,674	$79,650,846	7,192,613	$79,456,643

165

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Emerging Markets Bond Fund Class I
Sold	2,059,531	$19,927,162	1,924,010	$18,750,493
Issued as reinvestment of dividends	658,213	6,332,004	600,097	5,760,930
Redeemed	(3,276,208)	(31,667,166)	(2,115,312)	(20,702,356)
Net increase (decrease)	(558,464)	$(5,408,000)	408,795	$3,809,067
MM Select T. Rowe Price Large Cap Blend Fund Class I
Sold	20,764,352	$325,534,587	40,095,699	$469,232,485
Issued as reinvestment of dividends	1,103,631	15,903,325	1,187,593	14,144,236
Redeemed	(25,710,532)	(413,163,921)	(17,695,307)	(207,834,900)
Net increase (decrease)	(3,842,549)	$(71,726,009)	23,587,985	$275,541,821
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Class I
Sold	13,823,027	$147,572,333	6,918,995	$71,065,824
Issued as reinvestment of dividends	575,795	6,011,297	380,426	3,865,124
Redeemed	(7,155,431)	(77,442,772)	(9,162,847)	(92,210,793)
Net increase (decrease)	7,243,391	$76,140,858	(1,863,426)	$(17,279,845)
MM Select T. Rowe Price Real Assets Fund Class I
Sold	3,625,804	$43,104,715	2,977,331	$27,533,243
Issued as reinvestment of dividends	227,733	2,480,008	218,007	2,317,414
Redeemed	(1,346,757)	(16,166,093)	(905,239)	(8,751,762)
Net increase (decrease)	2,506,780	$29,418,630	2,290,099	$21,098,895
MM Select T. Rowe Price Small and Mid Cap Blend Fund Class I
Sold	7,958,789	$117,789,409	12,958,374	$148,662,799
Issued as reinvestment of dividends	3,395,111	46,818,583	1,320,808	15,691,197
Redeemed	(15,343,600)	(233,971,045)	(9,374,904)	(108,715,398)
Net increase (decrease)	(3,989,700)	$(69,363,053)	4,904,278	$55,638,598
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund Class I
Sold	7,053,603	$67,462,524	2,958,953	$37,396,602
Issued as reinvestment of dividends	4,083,390	33,769,639	941,599	10,338,761
Redeemed	(1,957,953)	(16,268,858)	(11,300,958)	(140,819,881)
Net increase (decrease)	9,179,040	$84,963,305	(7,400,406)	$(93,084,518)

6. Federal Income Tax Information

At September 30, 2021, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Asset Fund	$286,032,178	$111,410,528	$(2,525,390)	$108,885,138
MM Select T. Rowe Price Bond Asset Fund	868,443,297	14,419,748	(10,074,308)	4,345,440
MM Select T. Rowe Price Emerging Markets Bond Fund	110,060,033	4,110,706	(7,069,335)	(2,958,629)
MM Select T. Rowe Price Large Cap Blend Fund	1,766,561,872	582,590,174	(32,852,636)	549,737,538

166

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	$287,489,767	$5,062,627	$(1,360,323)	$3,702,304
MM Select T. Rowe Price Real Assets Fund	149,121,360	22,513,725	(4,890,041)	17,623,684
MM Select T. Rowe Price Small and Mid Cap Blend Fund	697,108,393	242,047,825	(19,574,137)	222,473,688
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	118,613,933	4,092,544	(11,157,037)	(7,064,493)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss.

At September 30, 2021, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
MM Select T. Rowe Price Emerging Markets Bond Fund	$—	$1,389,102
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	1,112,745	2,754,580

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2021, was as follows:

	Ordinary Income	Long Term Capital Gain
Equity Asset Fund	$6,441,250	$48,437,118
MM Select T. Rowe Price Bond Asset Fund	15,115,881	10,699,036
MM Select T. Rowe Price Emerging Markets Bond Fund	6,332,004	—
MM Select T. Rowe Price Large Cap Blend Fund	15,903,325	—
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	4,626,676	1,384,621
MM Select T. Rowe Price Real Assets Fund	2,480,008	—
MM Select T. Rowe Price Small and Mid Cap Blend Fund	15,289,172	31,529,411
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	13,043,146	20,726,493

167

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2020, was as follows:

	Ordinary Income	Long Term Capital Gain
Equity Asset Fund	$7,373,397	$21,424,877
MM Select T. Rowe Price Bond Asset Fund	23,632,395	678,436
MM Select T. Rowe Price Emerging Markets Bond Fund	5,760,930	—
MM Select T. Rowe Price Large Cap Blend Fund	14,144,236	—
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	3,865,124	—
MM Select T. Rowe Price Real Assets Fund	2,317,414	—
MM Select T. Rowe Price Small and Mid Cap Blend Fund	6,696,620	8,994,577
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	6,119,132	4,219,629

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2021, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Equity Asset Fund	$14,020,792	$64,542,943	$(36,661)	$108,897,770	$187,424,844
MM Select T. Rowe Price Bond Asset Fund	18,144,655	721,885	(16,411)	4,284,431	23,134,560
MM Select T. Rowe Price Emerging Markets Bond Fund	4,454,933	(1,389,102)	(2,488)	(2,957,126)	106,217
MM Select T. Rowe Price Large Cap Blend Fund	131,847,189	241,542,315	(31,605)	549,736,396	923,094,295
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	12,750,380	2,396,644	(4,132)	3,702,299	18,845,191
MM Select T. Rowe Price Real Assets Fund	5,065,148	8,235,598	(2,049)	17,607,547	30,906,244
MM Select T. Rowe Price Small and Mid Cap Blend Fund	23,333,976	89,370,580	(15,502)	222,474,571	335,163,625
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	1,934,574	(3,867,325)	(3,348)	(7,064,493)	(9,000,592)

168

Notes to Financial Statements (Continued)

During the year ended September 30, 2021, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Equity Asset Fund	$921	$(684,271)	$683,350
MM Select T. Rowe Price Bond Asset Fund	378	(6,315,284)	6,314,906
MM Select T. Rowe Price Emerging Markets Bond Fund	58	157,980	(158,038)
MM Select T. Rowe Price Large Cap Blend Fund	701	682,028	(682,729)
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	96	(2,985,311)	2,985,215
MM Select T. Rowe Price Real Assets Fund	46	(29,923)	29,877
MM Select T. Rowe Price Small and Mid Cap Blend Fund	350	123,431	(123,781)
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	81	(284,925)	284,844

The Funds did not have any unrecognized tax benefits at September 30, 2021, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2021, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8. New Accounting Pronouncements

In October 2020, Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables — Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. As of September 30, 2021, Management has fully implemented the new rule and there was no material impact.

In January 2021, FASB issued Accounting Standards Update 2021-01 — Reference Rate Reform (Topic 848) — Scope (“ASU 2021-01”) as an update to Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in order to make certain clarifications. ASU 2020-04 and ASU 2021-01 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the impact of adopting ASU 2020-04 and ASU 2021-01 will have a material impact on the financial statements.

169

Notes to Financial Statements (Continued)

9. Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

170

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MM Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2021, the related statements of operations and changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the MassMutual Select Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
MM Equity Asset Fund	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020	For each of the five years in the period ended September 30, 2021

MassMutual Select T. Rowe Price Bond Asset Fund,

MassMutual Select T. Rowe Price Emerging Markets Bond Fund,

MassMutual Select T. Rowe Price Large Cap Blend Fund,

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund,

MassMutual Select T. Rowe Price Real Assets Fund,

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020	For each of the three years in the period ended September 30, 2021 and for the period February 9, 2018 (commencement of operations) through September 30, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of

171

Report of Independent Registered Public Accounting Firm (Continued)

their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 23, 2021

We have served as the auditor of one or more MassMutual investment companies since 1995.

172

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: MassMutual U.S. Product.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	111

Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	111

Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Chairperson and Trustee (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	111

Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2003	Retired.	111

Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson and Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

173

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	111

Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2009	Retired.	113^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	111

Director (since 2016), MML Advisers; Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

174

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

113^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017

Investment Director (since 2014), MML Advisers; Client Portfolio Manager (since 2021), Head of Investment Consulting & Strategy (2017-2021), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).

111
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

111

175

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

				111
Aruna Hobbs Year of birth: 1960	Vice President	Since 2021	Vice President (since 2021), MML Advisers; Head of Institutional Investments (since 2014), MassMutual; Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company); Vice President (since 2021), MML Series Investment Fund II (open-end investment company).	111
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; Executive Vice President, Head of Field Distribution (2012-2016), MetLife; President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).	111
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

				111
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Manager Research (since 2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

				111

176

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

111

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

177

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2021, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Equity Asset Fund	82.60%
MM Select T. Rowe Price Bond Asset Fund	0.01%
MM Select T. Rowe Price Large Cap Blend Fund	69.00%
MM Select T. Rowe Price Real Assets Fund	17.07%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	39.03%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2021.

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

178

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2021, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Equity Asset Fund, MM Select T. Rowe Price Bond Asset Fund, MM Select T. Rowe Price Emerging Markets Bond Fund, MM Select T. Rowe Price Large Cap Blend Fund, MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MM Select T. Rowe Price Real Assets Fund, MM Select T. Rowe Price Small and Mid Cap Blend Fund, and MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding

179

Other Information (Unaudited) (Continued)

each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2020. The three-year periods do not apply for any Fund that does not yet have a three- year performance history. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all of the Funds were in the first comparative percentile of their peer groups, and that each Fund had net advisory fees in the first comparative percentile of their peer groups, except for the Equity Asset Fund which had a net advisory fee in the top comparative decile of its peer group. The Committee determined on the basis of these factors that the levels of the Funds’ net advisory fees, and the total net expenses of the Funds generally, were consistent with the continuation of their advisory agreements.

The Committee considered that the Equity Asset Fund had achieved three-year investment performance above the median of its performance category.

As to the MM Select T. Rowe Price Bond Asset Fund, MM Select T. Rowe Price Emerging Markets Bond Fund, MM Select T. Rowe Price Large Cap Blend Fund, MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MM Select T. Rowe Price Real Assets Fund, MM Select T. Rowe Price Small and Mid Cap Blend Fund, and MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund, the Committee noted that none of the Funds had achieved a three-year performance record as of December 31, 2020. The Committee considered information regarding the one-year performance of each of the aforementioned Funds and considered MML Advisers’ statement that, although the period of time each Fund had been operational was too short to evaluate performance meaningfully, each of the Funds was performing appropriately in the view of MML Advisers. The Committee generally agreed with this perspective and analysis.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

180

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2021

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2021:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2021.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Equity Asset Fund
Class I	$1,000	0.21%	$1,088.20	$1.10	$1,024.00	$1.07
MM Select T. Rowe Price Bond Asset Fund
Class I	1,000	0.00%	1,019.60	0.00	1,025.10	0.00
MM Select T. Rowe Price Emerging Markets Bond Fund
Class I	1,000	0.00%	1,042.90	0.00	1,025.10	0.00
MM Select T. Rowe Price Large Cap Blend Fund
Class I	1,000	0.00%	1,095.50	0.00	1,025.10	0.00
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Class I	1,000	0.00%	1,033.80	0.00	1,025.10	0.00
MM Select T. Rowe Price Real Assets Fund
Class I	1,000	0.00%	1,057.60	0.00	1,025.10	0.00

181

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Class I	$1,000	0.00%	$1,063.70	$0.00	$1,025.10	$0.00
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund
Class I	1,000	0.00%	1,070.20	0.00	1,025.10	0.00

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2021, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

182

[THIS PAGE INTENTIONALLY LEFT BLANK]

Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

©2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-50675-00

Item 2. Code of Ethics.

As of September 30, 2021, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2021, there were no reportable amendments to any provisions of the Code of Ethics and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2021 and 2020 were $1,800,382 and $1,769,046, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2021 and 2020. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2021 and 2020.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2021 and 2020 were $68,184 and $323,600, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2021 and 2020.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2021 and 2020. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2021 and 2020.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2021 and 2020 were pre-approved by the committee.

(2) Not applicable.
(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2021 and 2020 were $2,420,119 and $815,373, respectively.
(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a) Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

(b) Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	11/23/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	11/23/2021

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	11/23/2021